UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4707

Fidelity Advisor Series II
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2005

Item 1. Reports to Stockholders

Fidelity® Advisor Floating Rate High Income Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	31	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	41	Notes to the financial statements.
Report of Independent	49
Registered Public
Accounting Firm
Trustees and Officers	50
Distributions	60
Proxy Voting Results	61
Board Approval of	62
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distribu tions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimburse ment not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 3.75% sales charge)	0.15%	3.37%	3.41%
Class T (incl. 2.75% sales charge)	1.12%	3.48%	3.51%
Class B (incl. contingent deferred
sales charge)B	0.04%	3.31%	3.42%
Class C (incl. contingent deferred
sales charge)C	2.40%	3.51%	3.52%

A From August 16, 2000.
B Class B shares’ contingent deferred charges included in the past one year, past five years, and life of fund total return figures are 3.5%, 1.5%, and 1%, respectively.
C Class C shares’ contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 1%, 0%, and 0%, respectively.

5 Annual Report

5

Fidelity Advisor Floating Rate High Income Fund Class A, T, B, and C Performance continued

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Floating Rate High Income Fund Class T on August 16, 2000, when the fund started, and the current 2.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the CSFB Leveraged Loan Index performed over the same period.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity® Advisor Floating Rate High Income Fund

The leveraged loan market posted a healthy return for the 12 months ending October 31, 2005, as a continuation of tight market technicals loan supply and demand low default rates and the positive impact of rising interest rates translated into higher loan coupon payments. According to Standard & Poor’s® (S&P®), demand for leveraged loans continued to exceed supply, leaving industrywide cash positions at approximately $25 billion. Strong demand was driven predominantly by newly created collateralized loan obligation structures as well as incremental buying from the commercial and Japanese banks. Tight loan markets led to increased loan refinancing activity at tighter yield spreads. According to S&P, the average credit yield spread of most liquid issues narrowed from 282 basis points (bps) to 268 bps. Nonetheless, the average loan coupon continued to rise, predominantly due to the increase in LIBOR (London Interbank Offered Rate) rates. During the year, the Federal Reserve Board raised rates by 200 bps, causing LIBOR to increase by 185 bps to 4.26% . New issue loan prices, on average, began trading above 101 and secondary prices remained firm. The default rate remained low at 1.73% as of Octo ber 31, but there was a subtle shift in the composition of the S&P Leveraged Loan index. Single B rated loans represented 51% of the index, versus 46% a year ago.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 4.05%, 3.98%, 3.46% and 3.40%, respectively. In comparison, the LipperSM Loan Participation Funds Average returned 4.10% and the fund’s benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index at New Issue, returned 5.87% . Shareholders should note that the CSFB Leveraged Loan index is “at New Issue” and not an actively monitored and maintained index. The CSFB index markets itself as using spreads at new issue and does not purport to adjust those spreads for changes that occur during the life of the loan. Investment decisions that helped performance versus the index were linked to the avoid ance of distressed situations in consumer related sectors, specifically in autos and auto related (Meridian Auto); food related (Atkins Nutritionals); and textiles (Galey & Lord). Key factors that hurt relative performance included the fund’s cash position and under weightings in the distressed independent power producer sector, among them Covanta, American National Power and Teco Panda.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the esti mate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,024.00	$5.31
HypotheticalA	$1,000.00	$1,019.96	$5.30
Class T
Actual	$1,000.00	$1,023.70	$5.66
HypotheticalA	$1,000.00	$1,019.61	$5.65
Class B
Actual	$1,000.00	$1,021.00	$8.30
HypotheticalA	$1,000.00	$1,016.99	$8.29
Class C
Actual	$1,000.00	$1,020.80	$8.46
HypotheticalA	$1,000.00	$1,016.84	$8.44
Fidelity Floating Rate High
Income Fund
Actual	$1,000.00	$1,025.20	$4.08
HypotheticalA	$1,000.00	$1,021.17	$4.08
Institutional Class
Actual	$1,000.00	$1,025.10	$4.24
HypotheticalA	$1,000.00	$1,021.02	$4.23

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.04%
Class T	1.11%
Class B	1.63%
Class C	1.66%
Fidelity Floating Rate High Income Fund	80%
Institutional Class	83%

9 Annual Report

Investment Changes

Top Five Holdings as of October 31, 2005
(by issuer, excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Charter Communications Operating LLC	2.8	2.8
Qwest Corp.	2.0	2.0
EchoStar DBS Corp.	2.0	1.7
SunGard Data Systems, Inc.	1.8	0.0
El Paso Corp.	1.8	1.6
	10.4
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Cable TV	12.8	12.9
Telecommunications	8.1	8.8
Healthcare	7.3	6.0
Energy	7.1	4.4
Technology	4.8	2.8

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

Annual Report 10

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Floating Rate Loans (d) 72.9%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Aerospace – 0.6%
DRS Technologies, Inc. term loan 5.7732% 11/4/10 (c)	664	664
Mid-Western Aircraft Systems, Inc. Tranche B, term loan
6.4094% 12/31/11 (c)	14,145	14,374
Standard Aero Holdings, Inc. term loan 6.245%
8/24/12 (c)	6,646	6,721
Transdigm, Inc. term loan 6.1854% 7/22/10 (c)	1,572	1,591
		23,350
Air Transportation – 0.4%
Delta Air Lines, Inc. Tranche B, term loan 10.39%
3/16/08 (c)	8,290	8,580
US Airways Group, Inc. Tranche 1A, term loan
10.0256% 9/30/10 (c)	9,000	9,090
		17,670
Automotive 2.1%
Accuride Corp. term loan 6.1773% 1/31/12 (c)	5,468	5,516
Advance Auto Parts, Inc. Tranche B, term loan 5.638%
9/30/10 (c)	2,986	3,019
Affinia Group, Inc. Tranche B, term loan 6.4%
11/30/11 (c)	1,441	1,432
AM General LLC Tranche B1, term loan 8.5898%
11/1/11 (c)	1,850	1,924
Delphi Corp.:
revolver loan 11% 6/18/09 (c)	6,800	6,809
Tranche B, term loan 10.3% 6/14/11 (c)	9,998	10,410
Enersys Capital, Inc. term loan 5.8559% 3/17/11 (c)	988	995
Federal-Mogul Corp. Tranche C, term loan 7.83%
1/1/49 (c)	2,000	2,000
Goodyear Tire & Rubber Co. Tranche 1, 5.6465%
4/30/10 (c)	17,820	17,976
Key Safety Systems, Inc. Tranche B, term loan 6.8646%
6/24/10 (c)	2,696	2,686
Mark IV Industries, Inc. Tranche B, term loan 7.0365%
6/23/11 (c)	2,949	2,978
Rexnord Corp. term loan 6.1505% 12/31/11 (c)	2,826	2,872
Tenneco Auto, Inc.:
Tranche B, term loan 6.08% 12/12/10 (c)	3,042	3,095
Tranche B1, Credit-Linked Deposit 6.3388%
12/12/10 (c)	1,336	1,360
Travelcenters of America, Inc. Tranche B, term loan
5.71% 12/1/11 (c)	7,573	7,658

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Automotive continued
TRW Automotive Holdings Corp.:
Tranche B, term loan 5.25% 6/30/12 (c)	2,295	2,295
Tranche E, term loan 4.9375% 10/31/10 (c)	14,888	14,888
		87,913
Broadcasting – 1.4%
Emmis Operating Co. Tranche B, term loan 5.72%
11/10/11 (c)	21,835	21,862
Entravision Communication Corp. term loan 5.55%
3/29/13 (c)	6,000	6,053
Gray Television, Inc. Tranche B, term loan 5.35%
12/31/12 (c)	2,617	2,621
Nexstar Broadcasting, Inc. Tranche B, term loan
5.6644% 10/1/12 (c)	14,725	14,762
Raycom TV Broadcasting, Inc.:
Tranche A, term loan 5.6875% 10/6/11 (c)	2,000	2,003
Tranche B, term loan 6.0625% 4/6/12 (c)	3,000	3,011
Spanish Broadcasting System, Inc. Tranche 1, term loan
6.03% 6/10/12 (c)	7,960	8,079
		58,391
Building Materials – 0.8%
Contech Construction Products, Inc., Ohio term loan
6.1793% 12/7/10 (c)	2,184	2,214
Goodman Global Holdings, Inc. term loan 6.375%
12/23/11 (c)	5,384	5,458
Masonite International Corp. term loan 6.2032%
4/5/13 (c)	16,418	16,335
Nortek Holdings, Inc. term loan 5.9153% 8/27/11 (c) .	11,880	11,999
		36,006
Cable TV – 10.4%
Adelphia Communications Corp. Tranche B, term loan
6.3041% 3/31/06 (c)	30,350	30,502
Century TCI California LP term loan 6.75%
12/31/07 (c)	7,016	6,972
Charter Communications Operating LLC:
Tranche A, term loan 7.25% 4/27/10 (c)	8,989	8,978
Tranche B, term loan 7.4998% 4/7/11 (c)	113,514	113,778
Cox Communications, Inc. term loan 4.845%
12/8/09 (c)	21,000	21,000
DIRECTV Holdings LLC Tranche B, term loan 5.4278%
4/13/13 (c)	24,347	24,499
Hilton Head Communications LP Tranche B, term loan 8%
3/31/08 (c)	5,150	5,073
See accompanying notes which are an integral part of the financial statements.

13		Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Cable TV – continued
Insight Midwest Holdings LLC:
Tranche A, term loan 5.3125% 6/30/09 (c)	21,114	21,114
Tranche C, term loan 6.0625% 12/31/09 (c)	14,745	14,911
Mediacom Broadband LLC/Mediacom Broadband Corp.
Tranche B, term loan 6.028% 2/1/14 (c)	3,950	4,000
Mediacom LLC Tranche B, term loan 6.2754%
3/31/13 (c)	13,895	14,103
NTL Investment Holdings Ltd. Tranche B, term loan 7.14%
6/13/12 (c)	42,647	42,860
Olympus Cable Holdings LLC Tranche A, term loan 8%
6/30/10 (c)	11,200	11,032
PanAmSat Corp. Tranche B, term loan 6.1067%
8/20/11 (c)	52,597	53,123
Rainbow Media Holdings, Inc. Tranche B, term loan
6.625% 3/31/12 (c)	5,970	6,015
San Juan Cable, Inc. Tranche 1, term loan 6.063%
10/31/12 (c)	5,000	5,031
Telewest Global Finance LLC:
Tranche B, term loan 6.1511% 12/20/12 (c)	11,216	11,216
Tranche C, term loan 6.9011% 12/20/13 (c)	8,577	8,577
UPC Broadband Holding BV Tranche H2, term loan
6.5544% 9/30/12 (c)	33,000	33,289
UPC Distribution Holdings BV Tranche F, term loan
7.19% 12/31/11 (c)	11,008	11,146
		447,219
Capital Goods 1.7%
AGCO Corp. term loan 5.7704% 7/3/09 (c)	9,338	9,478
Amsted Industries, Inc. Tranche B, term loan 6.6229%
10/15/10 (c)	6,704	6,771
Chart Industries, Inc. Tranche B, term loan 6.0625%
10/17/12 (c)	3,830	3,873
Dresser, Inc. Tranche C, term loan 6.59% 4/10/09 (c)	4,278	4,342
Flowserve Corp. term loan 5.8125% 8/10/12 (c)	12,010	12,160
Hexcel Corp. Tranche B, term loan 5.8132% 3/1/12 (c)	5,057	5,114
Invensys International Holding Ltd.:
Tranche A, term loan 6.7623% 3/5/09 (c)	1,946	1,975
Tranche B1, term loan 7.7913% 9/4/09 (c)	6,269	6,340
Mueller Group, Inc. term loan 6.4013% 10/3/12 (c)	8,100	8,191
Terex Corp.:
term loan 6.915% 12/31/09 (c)	1,496	1,511
Tranche B, term loan 6.415% 7/3/09 (c)	7,347	7,421
Walter Industries, Inc. term loan 6.0399% 10/3/12 (c) .	6,480	6,545
		73,721

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Chemicals – 3.0%
Basell USA, Inc.:
Tranche B2, term loan 6.5813% 8/1/13 (c)	1,730	1,758
Tranche C2, term loan 7.2431% 8/1/14 (c)	1,730	1,758
Celanese AG Credit-Linked Deposit 6.39% 4/6/09 (c)	6,000	6,075
Celanese Holding LLC term loan 6.2967% 4/6/11 (c)	34,846	35,456
Hercules, Inc. Tranche B, term loan 5.8557%
10/8/10 (c)	5,425	5,479
Huntsman International LLC Tranche B, term loan 5.72%
8/16/12 (c)	29,420	29,531
Innophos, Inc. Tranche B, term loan 6.2144%
8/13/10 (c)	4,169	4,211
Mosaic Co. Tranche B, term loan 5.2323% 2/21/12 (c)	8,749	8,814
Nalco Co. Tranche B, term loan 5.8126% 11/4/10 (c) .	18,536	18,814
Rockwood Specialties Group, Inc. Tranche B, term loan
6.4656% 7/30/12 (c)	14,627	14,846
		126,742
Consumer Products – 1.8%
ACCO Brands Corp. Tranche B, term loan 5.7255%
8/17/12 (c)	11,190	11,316
American Achievement Corp. Tranche B, term loan
6.5353% 3/25/11 (c)	3,136	3,175
Central Garden & Pet Co. Tranche B, term loan 5.7828%
5/14/09 (c)	978	990
Church & Dwight Co., Inc. Tranche B, term loan 5.82%
5/28/11 (c)	8,095	8,196
Jarden Corp.:
term loan 6.0204% 1/24/12 (c)	12,091	12,181
Tranche B2, term loan 5.6881% 1/24/12 (c)	3,588	3,597
Jostens IH Corp. Tranche B, term loan 5.943%
10/4/11 (c)	14,013	14,188
National Bedding Co. LLC Tranche 1, term loan
5.9831% 8/31/11 (c)	1,987	1,997
Rayovac Corp. term loan 6.0049% 2/7/12 (c)	5,075	5,087
Revlon Consumer Products Corp. term loan 9.86%
7/9/10 (c)	6,750	7,003
Sealy Mattress Co. Tranche D, term loan 5.7262%
4/6/12 (c)	7,423	7,488
Weight Watchers International, Inc.:
Tranche B, term loan 5.64% 3/31/10 (c)	1,211	1,223
Tranche C, term loan 5.6532% 3/31/10 (c)	1,980	1,995
		78,436

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Containers – 1.4%
Berry Plastics Corp. term loan 6.105% 12/2/11 (c)	2,239	2,267
BWAY Corp. Tranche B term loan 6.3125% 6/30/11 (c)	5,468	5,523
Graham Packaging Holdings Co. Tranche B1, term loan
6.5554% 10/4/11 (c)	18,931	19,168
Intertape Polymer, Inc. Tranche B, term loan 6.1212%
7/28/11 (c)	6,928	6,997
Owens-Illinois Group, Inc.:
Tranche A1, term loan 5.67% 4/1/07 (c)	6,328	6,367
Tranche B1, term loan 5.78% 4/1/08 (c)	5,185	5,224
Owens-Illinois, Inc. Tranche C1, term loan 5.87%
4/1/08 (c)	7,360	7,369
Solo Cup Co. term loan 5.9385% 2/27/11 (c)	7,370	7,389
		60,304
Diversified Financial Services – 0.3%
Global Cash Access LLC/Global Cash Access Finance
Corp. Tranche B, term loan 6.3313% 3/10/10 (c)	4,941	5,009
Newkirk Master LP Tranche B, term loan 5.9912%
8/11/08 (c)	5,982	6,057
		11,066
Diversified Media – 0.2%
Adams Outdoor Advertising Ltd. term loan 6.1963%
10/18/12 (c)	3,053	3,099
R.H. Donnelley Corp. Tranche A3, term loan 5.8051%
12/31/09 (c)	1,740	1,748
Thomson Media, Inc. Tranche B1, term loan 6.2704%
11/8/11 (c)	3,282	3,323
		8,170
Electric Utilities – 3.8%
AES Corp. term loan 5.38% 8/10/11 (c)	5,429	5,490
Allegheny Energy Supply Co. LLC term loan 5.7881%
3/8/11 (c)	30,010	30,385
Centerpoint Energy House Electric LLC term loan
13.2425% 11/11/05 (c)	31,950	32,349
La Paloma Generating Co. LLC:
Credit-Linked Deposit 5.7469% 8/16/12 (c)	525	530
term loan 5.7704% 8/16/12 (c)	3,455	3,485
Midwest Generation LLC term loan 6.1568%
4/27/11 (c)	908	924
NRG Energy, Inc.:
Credit-Linked Deposit 5.7953% 12/24/11 (c)	8,094	8,134
term loan 5.8954% 12/24/11 (c)	10,328	10,380

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Electric Utilities – continued
Primary Energy Finance LLC term loan 6.0204%
8/24/12 (c)	2,000	2,030
Riverside Energy Center LLC:
term loan 8.4931% 6/24/11 (c)	12,723	13,105
Credit-Linked Deposit 8.4931% 6/24/11 (c)	595	604
Texas Genco LLC term loan 5.8797% 12/14/11 (c)	57,375	57,375
		164,791
Energy – 5.4%
ATP Oil & Gas Corp. term loan 9.5179% 4/14/10 (c)	1,990	2,050
Boart Longyear Holdings, Inc. Tranche 1, term loan
6.53% 7/22/12 (c)	3,441	3,437
Buckeye Pipe Line Co. term loan 6.295% 12/17/11 (c) .	2,895	2,924
Coffeyville Resources LLC:
Credit-Linked Deposit 6.3604% 7/8/11 (c)	4,800	4,878
Tranche 2, term loan 10.8125% 7/8/13 (c)	2,000	2,060
Tranche B1, term loan 6.5658% 7/8/12 (c)	7,182	7,299
Dresser-Rand Group, Inc. Tranche B, term loan 6.0842%
10/29/11 (c)	5,920	6,009
El Paso Corp.:
Credit-Linked Deposit 6.6466% 11/22/09 (c)	27,375	27,546
term loan 6.8125% 11/22/09 (c)	45,171	45,510
EPCO Holdings, Inc. Tranche B, term loan 6.4213%
8/16/10 (c)	13,000	13,163
Kerr-McGee Corp.:
Tranche B, term loan 6.51% 5/24/11 (c)	49,875	49,875
Tranche X, term loan 6.26% 5/24/07 (c)	9,800	9,800
Lyondell-Citgo Refining LP term loan 5.51% 5/21/07 (c)	7,900	7,979
Regency Gas Services LLC Tranche 1, term loan:
6.7449% 6/1/10 (c)	998	1,010
6.78% 6/1/10 (c)	3,772	3,819
Targa Resources, Inc. / Targa Resources Finance Corp.:
term loan 6.34% 10/31/12 (c)	13,710	13,744
Credit-Linked Deposit 6.4581% 10/31/12 (c)	3,290	3,299
Universal Compression, Inc. term loan 5.59%
2/15/12 (c)	9,300	9,405
Vulcan/Plains Resources, Inc. term loan 5.8492%
8/12/11 (c)	5,080	5,150
Williams Production RMT Co. Tranche C, term loan 6.2%
5/30/08 (c)	13,810	13,948
		232,905

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Entertainment/Film 2.3%
Alliance Atlantis Communications, Inc. Tranche B, term
loan 5.8313% 12/19/11 (c)	3,980	4,015
Cinemark USA, Inc. term loan 5.18% 3/31/11 (c)	10,786	10,894
Loews Cineplex Entertainment Corp. term loan 6.1712%
6/30/11 (c)	18,044	18,135
MGM Holdings II, Inc. Tranche B, term loan 6.2704%
4/8/12 (c)	37,000	37,278
Regal Cinemas Corp. term loan 6.0204% 11/10/10 (c)	27,616	27,892
		98,214
Environmental – 1.2%
Allied Waste Industries, Inc.:
term loan 6.038% 1/15/12 (c)	36,883	37,067
Tranche A, Credit-Linked Deposit 5.8638%
1/15/12 (c)	13,937	14,007
Waste Services, Inc. Tranche B, term loan 8.594%
3/31/11 (c)	1,990	2,005
		53,079
Food and Drug Retail – 0.7%
Jean Coutu Group (PJC) USA, Inc. Tranche B, term loan
6.4997% 7/30/11 (c)	30,195	30,572
Food/Beverage/Tobacco – 1.4%
Commonwealth Brands, Inc. term loan 7.125%
8/28/07 (c)	291	296
Constellation Brands, Inc. Tranche B, term loan 5.6593%
11/30/11 (c)	33,109	33,399
Del Monte Corp. Tranche B, term loan 5.73% 2/8/12 (c)	1,791	1,816
Doane Pet Care Co. term loan 6.488% 10/24/12 (c)	6,810	6,878
Dr Pepper/Seven Up Bottling Group, Inc. Tranche B,
term loan 6.1579% 12/19/10 (c)	8,755	8,853
Michael Foods, Inc. Tranche B, term loan 5.1871%
11/21/10 (c)	5,758	5,830
Reddy Ice Group, Inc. term loan 5.865% 8/12/12 (c)	2,000	2,025
		59,097
Gaming – 2.7%
Alliance Gaming Corp. term loan 6.77% 9/5/09 (c)	3,714	3,686
Ameristar Casinos, Inc.:
term loan 6.0625% 12/20/06 (c)	2,496	2,530
Tranche B, term loan 6.0625% 12/20/06 (c)	1,951	1,978
BLB Worldwide Holdings, Inc. Tranche 1, term loan
6.079% 6/30/12 (c)	7,990	8,080

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Gaming – continued
Boyd Gaming Corp. term loan 5.61% 6/30/11 (c)	13,346	13,396
Choctaw Resort Development Enterprise term loan
5.9177% 11/4/11 (c)	2,364	2,388
Green Valley Ranch Gaming LLC term loan 6.0204%
12/17/11 (c)	3,707	3,753
Herbst Gaming, Inc. term loan 6.1973% 1/7/11 (c)	3,582	3,618
Isle Capri Black Haw LLC / Isle Capri Black Hawk
Capital term loan 6.0829% 10/25/11 (c)	500	504
Marina District Finance Co., Inc. term loan 5.91%
10/14/11 (c)	8,615	8,669
Motor City Casino Tranche B, term loan 5.9333%
7/29/12 (c)	11,581	11,682
Penn National Gaming, Inc. Tranche B, term loan
6.082% 7/31/12 (c)	5,000	5,069
Trump Entertainment Resorts Holdings LP Tranche B, term
loan 6.14% 5/20/12 (c)	14,632	14,778
Venetian Casino Resort LLC Tranche B, term loan
5.7704% 6/15/11 (c)	24,200	24,321
Wynn Las Vegas LLC term loan 6.195% 12/14/11 (c)	12,650	12,761
		117,213
Healthcare 7.2%
Alliance Imaging, Inc. Tranche C1, term loan 6.4148%
12/29/11 (c)	2,736	2,767
AMR HoldCo, Inc./ EmCare HoldCo, Inc. term loan
6.4445% 2/7/12 (c)	7,164	7,191
Beverly Enterprises, Inc. term loan 6.4772%
10/22/08 (c)	1,960	1,962
Community Health Systems, Inc. term loan 5.61%
8/19/11 (c)	36,209	36,707
Concentra Operating Corp. term loan 6.05%
9/30/11 (c)	8,000	8,090
CONMED Corp. Tranche C, term loan 6.2813%
12/15/09 (c)	381	385
Cooper Companies, Inc. Tranche B, term loan 5.5%
1/6/12 (c)	10,726	10,820
DaVita, Inc. Tranche B, term loan 4.1762% 10/5/12 (c)	49,039	49,714
Fisher Scientific International, Inc. term loan 5.5204%
8/2/11 (c)	7,900	7,920
HCA, Inc. term loan 5.08% 11/9/09 (c)	24,800	24,490
HealthSouth Corp.:
Credit-Linked Deposit 6.2818% 6/14/07 (c)	8,294	8,315
term loan 6.53% 6/14/07 (c)	31,860	31,940

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Healthcare continued
Iasis Healthcare LLC Tranche B, term loan 6.3036%
6/22/11 (c)	14,321	14,500
Kinetic Concepts, Inc. Tranche B1, term loan 5.78%
8/11/10 (c)	5,246	5,286
LifePoint Hospitals, Inc. Tranche B, term loan 5.435%
4/15/12 (c)	27,315	27,486
Mylan Laboratories, Inc. Tranche B, term loan 5.4%
6/30/10 (c)	4,509	4,559
PacifiCare Health Systems, Inc. Tranche B, term loan
5.3086% 12/6/10 (c)	19,850	19,900
Psychiatric Solutions, Inc. term loan 5.73% 7/1/12 (c)	4,862	4,916
Renal Advantage, Inc. Tranche B, term loan 6.44%
9/30/12 (c)	5,310	5,363
Renal Care Group, Inc.:
term loan 5.5497% 2/10/09 (c)	2,738	2,744
Tranche A, term loan 5.33% 2/10/09 (c)	3,000	3,000
Sybron Dental Management, Inc. term loan 5.7945%
6/6/09 (c)	469	471
U.S. Oncology, Inc. Tranche B, term loan 6.6798%
8/20/11 (c)	8,574	8,682
Vanguard Health Holding Co. I term loan 6.2106%
9/23/11 (c)	5,806	5,879
Vicar Operating, Inc. term loan 5.625% 5/16/11 (c)	2,765	2,792
VWR Corp. Tranche B, term loan 6.69% 4/7/11 (c)	5,773	5,853
Warner Chilcott Corp. term loan 6.6701% 1/18/12 (c) .	7,939	7,959
		309,691
Homebuilding/Real Estate – 2.7%
Apartment Investment & Management Co. term loan
5.89% 11/2/09 (c)	2,100	2,124
Blount, Inc. Tranche B, term loan 6.6069% 8/9/10 (c)	3,006	3,044
CB Richard Ellis Services, Inc. term loan 5.1371%
3/31/10 (c)	8,258	8,341
Corrections Corp. of America Tranche C, term loan
5.8368% 3/31/08 (c)	690	697
Crescent Real Estate Funding XII LP term loan 6.11%
1/12/06 (c)	1,052	1,056
General Growth Properties, Inc.:
Tranche A, term loan 5.61% 11/12/07 (c)	29,178	29,288
Tranche B, term loan 6.09% 11/12/08 (c)	39,780	40,128
Landsource Communication Development LLC Tranche B,
term loan 6.5% 3/31/10 (c)	2,800	2,821

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Homebuilding/Real Estate – continued
Lion Gables Realty LP term loan 5.63% 9/30/06 (c)	25,246	25,373
Maguire Properties, Inc. Tranche B, term loan 5.64%
3/15/10 (c)	1,844	1,861
		114,733
Hotels 0.3%
Starwood Hotels & Resorts Worldwide, Inc. term loan
5.3313% 10/9/06 (c)	13,171	13,171
Insurance – 0.1%
Conseco, Inc. term loan 5.9551% 6/22/10 (c)	2,347	2,373
Leisure – 1.1%
Mega Bloks, Inc. Tranche B, term loan 5.8843%
7/26/12 (c)	3,980	4,030
Six Flags Theme Park, Inc. Tranche B, term loan
6.7103% 6/30/09 (c)	22,317	22,568
Universal City Development Partners Ltd. term loan
6.0055% 6/9/11 (c)	17,954	18,224
Yankees Holdings LP term loan 6.36% 6/25/07 (c)	943	948
		45,770
Metals/Mining – 1.8%
Alpha National Resources LLC / Alpha National
Resources Capital Corp. Tranche B, term loan
5.8112% 10/26/12 (c)	6,000	6,053
Compass Minerals Tranche B, term loan 6.47%
11/28/09 (c)	37	37
Foundation Pennsylvania Coal Co. Tranche B, term loan
5.8518% 7/30/11 (c)	19,182	19,518
ICG LLC term loan 6.69% 10/1/10 (c)	8,653	8,653
Murray Energy Corp. Tranche 1, term loan 6.86%
1/28/10 (c)	2,985	3,007
Novelis, Inc. term loan 5.46% 1/7/12 (c)	17,286	17,481
Peabody Energy Corp. term loan 4.6503% 3/21/10 (c)	14,833	14,907
Stillwater Mining Co. term loan 7.375% 7/30/10 (c)	2,499	2,537
Trout Coal Holdings LLC / Dakota Tranche 1, term loan
6.0941% 3/23/11 (c)	5,970	6,015
		78,208
Paper 3.2%
Appleton Papers, Inc. term loan 5.4499% 6/11/10 (c) .	3,696	3,733
Boise Cascade Holdings LLC Tranche B, term loan
5.7897% 10/26/11 (c)	24,342	24,647
Buckeye Technologies, Inc. term loan 5.3893%
3/15/08 (c)	3,218	3,230
Escanaba Timber LLC term loan 6.75% 5/2/08 (c)	5,020	5,020

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Paper – continued
Georgia-Pacific Corp. term loan 5.3152% 7/2/09 (c)	21,000	21,038
Graphic Packaging International, Inc. Tranche B, term
loan 6.5234% 8/8/10 (c)	16,094	16,255
Jefferson Smurfit Corp. U.S.:
Tranche B, term loan 6.865% 9/16/10 (c)	220	223
Tranche C, term loan 7.365% 9/16/11 (c)	241	244
Koch Cellulose LLC:
term loan 5.77% 5/7/11 (c)	7,690	7,786
Credit-Linked Deposit 5.36% 5/7/11 (c)	2,375	2,404
NewPage Corp. term loan 6.7877% 5/2/11 (c)	5,985	6,007
Smurfit-Stone Container Enterprises, Inc.:
Credit-Linked Deposit 5.7966% 11/1/10 (c)	4,164	4,216
Tranche B, term loan 5.7714% 11/1/11 (c)	29,390	29,757
Tranche C, term loan 5.875% 11/1/11 (c)	7,880	7,979
Xerium Technologies, Inc. Tranche B, term loan 6.0204%
5/18/12 (c)	4,988	5,044
		137,583
Publishing/Printing – 1.8%
CBD Media, Inc. Tranche D, term loan 6.44%
12/31/09 (c)	5,826	5,892
Dex Media East LLC/Dex Media East Finance Co.:
Tranche A, term loan 5.3295% 11/8/08 (c)	2,999	2,999
Tranche B, term loan 5.781% 5/8/09 (c)	8,010	8,030
Dex Media West LLC/Dex Media West Finance Co.:
Tranche A, term loan 5.302% 9/9/09 (c)	2,689	2,689
Tranche B, term loan 5.7474% 3/9/10 (c)	16,509	16,571
Freedom Communications, Inc. Tranche B, term loan
5.3821% 5/1/13 (c)	2,985	3,004
Herald Media, Inc. term loan 6.78% 7/22/11 (c)	2,455	2,464
Liberty Group Operating, Inc. Tranche B, term loan
6.1875% 2/28/12 (c)	1,474	1,489
Morris Communications Co. LLC:
Tranche A, term loan 5.5625% 9/30/10 (c)	963	969
Tranche C, term loan 5.8125% 3/31/11 (c)	1,985	1,985
R.H. Donnelley Corp. Tranche B2, term loan 5.6957%
6/30/11 (c)	28,058	28,338
Sun Media Corp. Canada Tranche B, term loan
6.2431% 2/7/09 (c)	1,728	1,743
		76,173

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Railroad 0.4%
Kansas City Southern Railway Co. Tranche B1, term loan
5.5903% 3/30/08 (c)	9,925	9,987
RailAmerica, Inc. term loan 5.8974% 9/29/11 (c)	5,883	5,972
		15,959
Restaurants 1.0%
Arby’s Restaurant Group, Inc. Tranche B, term loan
6.2463% 7/25/12 (c)	4,988	5,012
Burger King Corp. Tranche B, term loan 5.8154%
6/30/12 (c)	17,576	17,752
CKE Restaurants, Inc. term loan 6% 5/1/10 (c)	1,474	1,481
Domino’s, Inc. term loan 5.8125% 6/25/10 (c)	9,643	9,788
Jack in the Box, Inc. term loan 5.7518% 1/8/11 (c)	3,534	3,556
Landry’s Seafood Restaurants, Inc. term loan 5.949%
12/28/10 (c)	6,054	6,100
		43,689
Services – 1.2%
CACI International, Inc. term loan 5.2345% 4/30/11 (c)	4,975	5,012
Coinmach Corp. Tranche B, term loan 6.9692%
7/25/09 (c)	2,127	2,153
Coinstar, Inc. term loan 6.1% 7/1/11 (c)	6,106	6,198
Iron Mountain, Inc.:
term loan 5.625% 4/2/11 (c)	11,253	11,365
Tranche R, term loan 5.7188% 4/2/11 (c)	4,963	5,012
JohnsonDiversey, Inc. Tranche B, term loan 5.46%
11/3/09 (c)	2,577	2,590
Knowledge Learning Corp. term loan 6.59% 1/7/12 (c)	2,859	2,859
Rural/Metro Corp.:
Credit-Linked Deposit 6.39% 3/4/11 (c)	408	414
term loan 6.0375% 3/4/11 (c)	1,409	1,430
The Geo Group, Inc. term loan 6.06% 9/14/11 (c)	1,306	1,313
United Rentals, Inc.:
term loan 6.32% 2/14/11 (c)	7,154	7,225
Tranche B, Credit-Linked Deposit 6.05% 2/14/11 (c) .	1,259	1,271
US Investigations Services, Inc. term loan 6.57%
10/14/12 (c)	6,000	6,060
		52,902

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Floating Rate Loans (d) continued
		Principal	Value (Note 1)
		Amount (000s)	(000s)
Shipping – 0.2%
Baker Tanks, Inc. term loan 6.7002% 1/30/11 (c)		3,277	3,277
Horizon Lines LLC Tranche B, term loan 6.52%
7/7/11 (c)		3,802	3,854
Ozburn Hessey Holding Co. LLC term loan 6.6606%
8/9/12 (c)		2,531	2,569
			9,700
Super Retail – 0.6%
Alimentation Couche-Tard, Inc. term loan 5.6875%
12/17/10 (c)		1,564	1,584
Buhrmann US, Inc. Tranche B1, term loan 6.2983%
12/31/10 (c)		5,619	5,731
Neiman Marcus Group, Inc. term loan 6.475%
4/6/13 (c)		19,000	19,095
			26,410
Technology – 4.4%
AMI Semiconductor, Inc. term loan 5.5813% 4/1/12 (c)		4,980	4,992
Anteon International Corp. term loan 5.8313%
12/31/10 (c)		6,893	6,945
Eastman Kodak Co. term loan 6.4467% 10/20/12 (c)	.	16,000	15,940
Fairchild Semiconductor Corp. Tranche B3, term loan
5.605% 12/31/10 (c)		8,933	8,977
Fidelity National Information Solutions, Inc.:
Tranche A, term loan 5.4354% 3/9/11 (c)		1,995	1,990
Tranche B, term loan 5.6854% 3/9/13 (c)		31,971	32,051
Global Imaging Systems, Inc. term loan 5.3759%
5/10/10 (c)		2,716	2,729
K & F Industries, Inc. term loan 6.3762% 11/18/12 (c)	.	7,315	7,388
ON Semiconductor Corp. Tranche G, term loan
7.0625% 12/15/11 (c)		5,943	6,032
SSA Global Technologies, Inc. term loan 5.97%
9/22/11 (c)		3,990	4,000
SunGard Data Systems, Inc. Tranche B, term loan 6.28%
2/10/13 (c)		76,813	77,293
Verifone, Inc. Tranche B, term loan 6.2431%
6/30/11 (c)		2,873	2,902
Xerox Corp. term loan 5.99% 9/30/08 (c)		17,000	17,170
			188,409
Telecommunications – 5.1%
AAT Communications Corp.:
Tranche 2, term loan 6.61% 7/29/13 (c)		2,760	2,798
Tranche B1, term loan 5.61% 7/27/12 (c)		17,620	17,840

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Telecommunications – continued
Alaska Communications Systems Holding term loan:
6.0204% 2/1/12 (c)	8,000	8,100
6.0204% 2/1/12 (c)	1,000	1,013
Centennial Cellular Operating Co. LLC term loan
6.3361% 2/9/11 (c)	14,795	14,795
Cincinnati Bell, Inc. Tranche B, term loan 5.375%
8/31/12 (c)	12,000	12,060
Consolidated Communications, Inc. Tranche B term loan
4.6079% 10/14/11 (c)	2,000	2,020
FairPoint Communications, Inc. Tranche B, term loan
5.8125% 2/8/12 (c)	1,500	1,513
Intelsat Ltd. term loan 5.8125% 7/28/11 (c)	23,508	23,713
Iowa Telecommunication Services, Inc. Tranche B, term
loan 5.71% 11/23/11 (c)	4,000	4,050
Madison River Capital LLC/Madison River Finance Corp.
Tranche B, term loan 6.59% 7/29/12 (c)	5,000	5,072
New Skies Satellites BV term loan 6.4145% 5/2/11 (c) .	5,279	5,352
Nextel Partners Operating Corp. Tranche D, term loan
5.37% 5/31/12 (c)	18,000	18,090
NTELOS, Inc. Tranche B, term loan 6.53% 8/24/11 (c) .	6,948	7,017
Qwest Corp.:
Tranche A, term loan 8.53% 6/30/07 (c)	33,400	34,360
Tranche B, term loan 6.95% 6/30/10 (c)	9,000	8,978
SBA Senior Finance, Inc. Tranche C, term loan 8.1216%
10/31/08 (c)	12,729	12,729
Triton PCS, Inc. term loan 7.34% 11/18/09 (c)	14,888	15,036
Valor Telecommunications Enterprises LLC/Valor Finance
Corp. Tranche B, term loan 5.797% 2/14/12 (c)	9,135	9,249
Wind Telecomunicazioni Spa:
Tranche B, term loan 6.75% 9/21/13 (c)	7,500	7,444
Tranche C, term loan 7.25% 9/21/14 (c)	7,500	7,444
		218,673
Textiles & Apparel – 0.2%
Polymer Group, Inc. term loan 7.25% 4/27/10 (c)	931	945
William Carter Co. term loan 5.7178% 6/29/12 (c)	9,375	9,480
		10,425

TOTAL FLOATING RATE LOANS
(Cost $3,106,969)		3,128,728

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Nonconvertible Bonds 13.6%
		Principal	Value (Note 1)
		Amount (000s)	(000s)
Air Transportation – 0.1%
Delta Air Lines, Inc. pass thru trust certificates 7.57%
11/18/10		6,000	$5,809
Automotive 0.0%
General Motors Acceptance Corp. 4.67% 3/20/07 (c)	.	2,000	1,967
Banks and Thrifts – 0.0%
Doral Financial Corp. 5.0041% 7/20/07 (c)		2,000	1,830
Broadcasting – 0.6%
Gray Television, Inc. 9.25% 12/15/11		1,000	1,073
Paxson Communications Corp. 6.9% 1/15/10 (b)(c)		8,500	8,532
Radio One, Inc. 8.875% 7/1/11		7,000	7,368
XM Satellite Radio, Inc. 9.1931% 5/1/09 (c)		9,700	9,797
			26,770
Building Materials – 0.1%
Texas Industries, Inc. 7.25% 7/15/13 (b)		2,000	2,070
Cable TV 2.4%
Cablevision Systems Corp. 8.7163% 4/1/09 (c)		5,000	5,113
CSC Holdings, Inc.:
7.875% 12/15/07		9,000	9,225
10.5% 5/15/16		2,000	2,140
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375%
3/15/13		1,963	2,132
EchoStar DBS Corp.:
5.75% 10/1/08		4,000	3,915
7.3044% 10/1/08 (c)		79,285	80,871
			103,396
Capital Goods 0.1%
Tyco International Group SA yankee 6.375% 2/15/06	.	3,000	3,015
Chemicals – 0.3%
Equistar Chemicals LP/Equistar Funding Corp. 10.625%
5/1/11		2,000	2,170
Georgia Gulf Corp. 7.625% 11/15/05		2,000	2,005
Huntsman Advanced Materials LLC 11.83% 7/15/08 (c)		1,053	1,103
NOVA Chemicals Corp. 7.5469% 11/15/13 (b)(c)		6,000	6,068
			11,346
Containers – 0.2%
Ball Corp. 7.75% 8/1/06		5,000	5,075
Owens-Brockway Glass Container, Inc. 8.875%
2/15/09		3,000	3,120
			8,195

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Diversified Financial Services – 0.5%
Residential Capital Corp. 5.385% 6/29/07 (b)(c)	20,000	$20,191
Diversified Media – 0.6%
Liberty Media Corp. 5.37% 9/17/06 (c)	26,000	26,178
Electric Utilities – 0.7%
AES Corp. 8.75% 6/15/08	3,000	3,131
CMS Energy Corp. 9.875% 10/15/07	12,000	12,900
Power Contract Financing LLC 5.2% 2/1/06 (b)	252	246
Sierra Pacific Resources 6.75% 8/15/17 (b)	5,000	4,963
TECO Energy, Inc.:
5.6931% 5/1/10 (c)	5,000	5,050
6.125% 5/1/07	4,000	4,015
		30,305
Energy – 1.7%
El Paso Corp. 7.625% 8/16/07	4,000	4,060
El Paso Energy Corp. 6.95% 12/15/07	3,350	3,367
Parker Drilling Co. 8.62% 9/1/10 (c)	5,000	5,163
Pemex Project Funding Master Trust 5.17%
6/15/10 (b)(c)	18,000	18,630
Premcor Refining Group, Inc.:
9.25% 2/1/10	2,000	2,195
9.5% 2/1/13	2,000	2,270
Sonat, Inc. 7.625% 7/15/11	3,000	3,008
Southern Natural Gas Co. 8.875% 3/15/10	840	895
Tesoro Corp. 8% 4/15/08	1,000	1,043
The Coastal Corp.:
6.5% 5/15/06	6,000	6,015
7.5% 8/15/06	2,000	2,023
Williams Companies, Inc. 5.89% 10/1/10 (b)(c)	17,000	17,085
Williams Companies, Inc. Credit Linked Certificate Trust
IV 6.96% 5/1/09 (b)(c)	7,000	7,280
		73,034
Entertainment/Film 0.5%
AMC Entertainment, Inc. 8.04% 8/15/10 (c)	21,000	21,420
Food and Drug Retail – 0.4%
Rite Aid Corp.:
6% 12/15/05 (b)	7,000	7,014
12.5% 9/15/06	8,000	8,430
		15,444
Food/Beverage/Tobacco – 0.0%
Canandaigua Brands, Inc. 8.625% 8/1/06	1,000	1,023

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Gaming – 0.2%
Chukchansi Economic Development Authority 7.9662%
11/15/12 (b)(c)	3,000	3,026
Mandalay Resort Group:
9.5% 8/1/08	2,000	2,160
10.25% 8/1/07	2,000	2,133
Mirage Resorts, Inc. 6.75% 8/1/07	3,000	3,034
		10,353
Healthcare 0.1%
Service Corp. International (SCI) 6.5% 3/15/08	2,000	2,015
Leisure – 0.1%
Universal City Florida Holding Co. I/II 8.4431%
5/1/10 (c)	5,140	5,243
Metals/Mining – 0.5%
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	8,000	7,880
10.125% 2/1/10	11,470	12,646
		20,526
Paper 0.1%
Boise Cascade LLC/Boise Cascade Finance Corp.
7.025% 10/15/12 (c)	2,190	2,113
Publishing/Printing – 0.3%
Dex Media East LLC/Dex Media East Finance Co.
9.875% 11/15/09	6,000	6,465
R.H. Donnelley Finance Corp. I 8.875% 12/15/10	5,000	5,363
		11,828
Shipping – 0.1%
OMI Corp. 7.625% 12/1/13	2,000	2,055
Ship Finance International Ltd. 8.5% 12/15/13	3,620	3,511
		5,566
Steels – 0.3%
Ispat Inland ULC 10.8044% 4/1/10 (c)	13,000	13,585
Super Retail – 0.2%
GSC Holdings Corp./Gamestop, Inc. 7.875%
10/1/11 (b)(c)	10,000	10,063
Technology – 0.4%
Freescale Semiconductor, Inc. 6.9% 7/15/09 (c)	18,000	18,450
Telecommunications – 3.0%
AirGate PCS, Inc. 7.9% 10/15/11 (c)	2,000	2,040
America Movil SA de CV 4.8356% 4/27/07 (c)	1,000	1,000
Dobson Cellular Systems, Inc. 8.4431% 11/1/11 (c)	6,000	6,195

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Telecommunications – continued
Intelsat Ltd. 8.695% 1/15/12 (b)(c)	7,000	7,131
Nextel Partners, Inc. 12.5% 11/15/09	3,000	3,195
Qwest Communications International, Inc. 7.29%
2/15/09 (c)	3,000	3,000
Qwest Corp. 7.12% 6/15/13 (b)(c)	42,150	44,468
Qwest Services Corp. 13.5% 12/15/10	4,000	4,560
Rogers Communications, Inc.:
6.375% 3/1/14	3,000	2,981
6.995% 12/15/10 (c)	33,450	34,454
Rural Cellular Corp.:
8.25% 3/15/12	4,000	4,160
8.37% 3/15/10 (c)	13,000	13,325
		126,509
Textiles & Apparel – 0.1%
Levi Strauss & Co. 8.8044% 4/1/12 (c)	2,000	1,985
TOTAL NONCONVERTIBLE BONDS
(Cost $576,337)		580,229

U.S. Treasury Obligations 0.4%

U.S. Treasury Notes 3.375% 2/28/07
(Cost $16,943)	17,000	16,778

Commercial Mortgage Securities 0.0%

CS First Boston Mortgage Securities Corp. Series
2000-FL1A Class F, 6.3219% 12/15/09 (b)(c)
(Cost $276)	679	204

Money Market Funds 15.4%
	Shares
Fidelity Cash Central Fund, 3.92% (a)	482,386,236	482,386
Fidelity Money Market Central Fund, 3.97% (a)	179,052,721	179,053
TOTAL MONEY MARKET FUNDS
(Cost $661,439)		661,439

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Cash Equivalents 0.6%
	Maturity	Value (Note 1)
	Amount (000s)	(000s)
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading
account at 3.92%, dated 10/31/05 due 11/1/05)
(Cost $25,986)	25,989	$25,986
TOTAL INVESTMENT PORTFOLIO 102.9%
(Cost $4,387,950)		4,413,364

NET OTHER ASSETS – (2.9)%		(122,376)
NET ASSETS 100%		$4,290,988

Legend

(a) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(b) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $156,971,000
or 3.7% of net assets.

(c) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(d) Remaining maturities of floating rate
loans may be less than the stated
maturities shown as a result of
contractual or optional prepayments by
the borrower. Such prepayments cannot
be predicted with certainty.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $3,375,000 of which $1,297,000 and $2,078,000 will expire on October 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report 30

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		October 31, 2005

Assets
Investment in securities, at value (including repurchase
agreements of $25,986) (cost $ 4,387,950) See
accompanying schedule		$4,413,364
Cash		356
Receivable for investments sold		11,015
Receivable for fund shares sold		10,545
Interest receivable		27,172
Total assets		4,462,452

Liabilities
Payable for investments purchased	$155,754
Payable for fund shares redeemed	8,202
Distributions payable	3,630
Accrued management fee	2,390
Distribution fees payable	607
Other affiliated payables	534
Other payables and accrued expenses	347
Total liabilities		171,464

Net Assets		$4,290,988
Net Assets consist of:
Paid in capital		$4,267,507
Undistributed net investment income		1,612
Accumulated undistributed net realized gain (loss) on
investments		(3,545)
Net unrealized appreciation (depreciation) on
investments		25,414
Net Assets		$4,290,988

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($311,922 ÷ 31,316 shares)	$9.96
Maximum offering price per share (100/96.25 of
$9.96)	$10.35
Class T:
Net Asset Value and redemption price per share
($511,144 ÷ 51,367 shares)	$9.95
Maximum offering price per share (100/97.25 of
$9.95)	$10.23
Class B:
Net Asset Value and offering price per share
($173,295 ÷ 17,416 shares)A	$9.95
Class C:
Net Asset Value and offering price per share
($538,841 ÷ 54,106 shares)A	$9.96

Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption
price per share ($2,470,812 ÷ 248,289
shares)	$9.95
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($284,974 ÷ 28,648 shares) .	$9.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 32

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Interest		$210,879

Expenses
Management fee	$27,811
Transfer agent fees	5,064
Distribution fees	7,374
Accounting fees and expenses	1,221
Independent trustees’ compensation	19
Custodian fees and expenses	126
Registration fees	366
Audit	141
Legal	149
Interest	1
Miscellaneous	204
Total expenses before reductions	42,476
Expense reductions	(47)	42,429

Net investment income		168,450
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities		2,418
Change in net unrealized appreciation (depreciation) on
investment securities		(9,021)
Net gain (loss)		(6,603)
Net increase (decrease) in net assets resulting from
operations		$161,847

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
		Year ended	Year ended
		October 31,	October 31,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income		$168,450	$68,126
Net realized gain (loss)		2,418	5,411
Change in net unrealized appreciation (depreciation) .		(9,021)	21,689
Net increase (decrease) in net assets resulting
from operations		161,847	95,226
Distributions to shareholders from net investment income	.	(166,193)	(69,224)
Distributions to shareholders from net realized gain		(3,785)	—
Total distributions		(169,978)	(69,224)
Share transactions - net increase (decrease)		740,096	2,081,242
Redemption fees		399	467
Total increase (decrease) in net assets		732,364	2,107,711

Net Assets
Beginning of period		3,558,624	1,450,913
End of period (including undistributed net investment
income of $1,612 and undistributed net investment
income of $6,477, respectively)		$4,290,988	$3,558,624

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Financial Highlights Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.97	$9.88	$9.45	$9.70	$9.94
Income from Investment
Operations
Net investment incomeC	404	.285	.292	.352	.580
Net realized and unrealized
gain (loss)	(.008)	.098	.447	(.264)	(.185)
Total from investment operations	396	.383	.739	.088	.395
Distributions from net investment
income	(.397)	(.295)	(.311)	(.339)	(.638)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.407)	(.295)	(.311)	(.339)	(.638)
Redemption fees added to paid in
capitalC	001	.002	.002	.001	.003
Net asset value, end of period	$ 9.96	$9.97	$9.88	$9.45	$9.70
Total ReturnA,B	4.05%	3.96%	7.95%	.90%	4.08%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.06%	1.08%	1.10%	1.12%	1.14%
Expenses net of voluntary waiv-
ers, if any	1.06%	1.08%	1.10%	1.10%	.99%
Expenses net of all reductions	1.06%	1.08%	1.09%	1.09%	.98%
Net investment income	4.05%	2.90%	3.04%	3.64%	5.93%
Supplemental Data
Net assets, end of period (in
millions)	$ 312	$299	$88	$37	$41
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Financial Highlights Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.96	$9.87	$9.44	$9.69	$9.94
Income from Investment
Operations
Net investment incomeC	396	.276	.285	.342	.573
Net realized and unrealized
gain (loss)	(.007)	.098	.446	(.263)	(.195)
Total from investment operations	389	.374	.731	.079	.378
Distributions from net investment
income	(.390)	(.286)	(.303)	(.330)	(.631)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.400)	(.286)	(.303)	(.330)	(.631)
Redemption fees added to paid in
capitalC	001	.002	.002	.001	.003
Net asset value, end of period	$ 9.95	$9.96	$9.87	$9.44	$9.69
Total ReturnA,B	3.98%	3.87%	7.87%	.80%	3.90%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.13%	1.17%	1.18%	1.20%	1.22%
Expenses net of voluntary waiv-
ers, if any	1.13%	1.17%	1.18%	1.19%	1.06%
Expenses net of all reductions	1.13%	1.17%	1.18%	1.19%	1.06%
Net investment income	3.98%	2.81%	2.96%	3.54%	5.86%
Supplemental Data
Net assets, end of period (in
millions)	$ 511	$389	$113	$75	$76
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

36

Financial Highlights Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.96	$9.87	$9.44	$9.69	$9.94
Income from Investment
Operations
Net investment incomeC	346	.231	.243	.298	.525
Net realized and unrealized
gain (loss)	(.008)	.096	.444	(.263)	(.194)
Total from investment operations	338	.327	.687	.035	.331
Distributions from net investment
income	(.339)	(.239)	(.259)	(.286)	(.584)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.349)	(.239)	(.259)	(.286)	(.584)
Redemption fees added to paid in
capitalC	001	.002	.002	.001	.003
Net asset value, end of period	$ 9.95	$9.96	$9.87	$9.44	$9.69
Total ReturnA,B	3.46%	3.38%	7.38%	.35%	3.42%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.64%	1.65%	1.64%	1.65%	1.66%
Expenses net of voluntary waiv-
ers, if any	1.64%	1.65%	1.63%	1.64%	1.54%
Expenses net of all reductions	1.64%	1.65%	1.63%	1.64%	1.54%
Net investment income	3.47%	2.33%	2.50%	3.09%	5.38%
Supplemental Data
Net assets, end of period (in
millions)	$ 173	$184	$134	$118	$125
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Financial Highlights Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.97	$9.87	$9.45	$9.70	$9.94
Income from Investment
Operations
Net investment incomeC	341	.224	.235	.290	.516
Net realized and unrealized
gain (loss)	(.008)	.107	.434	(.263)	(.184)
Total from investment operations	333	.331	.669	.027	.332
Distributions from net investment
income	(.334)	(.233)	(.251)	(.278)	(.575)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.344)	(.233)	(.251)	(.278)	(.575)
Redemption fees added to paid in
capitalC	001	.002	.002	.001	.003
Net asset value, end of period	$ 9.96	$9.97	$9.87	$9.45	$9.70
Total ReturnA,B	3.40%	3.41%	7.18%	.26%	3.42%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.69%	1.71%	1.72%	1.73%	1.75%
Expenses net of voluntary waiv-
ers, if any	1.69%	1.71%	1.71%	1.73%	1.64%
Expenses net of all reductions	1.69%	1.71%	1.71%	1.73%	1.63%
Net investment income	3.42%	2.27%	2.42%	3.00%	5.28%
Supplemental Data
Net assets, end of period (in
millions)	$ 539	$524	$269	$235	$278
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

Financial Highlights Fidelity Floating Rate High Income Fund

Years ended October 31,	2005	2004	2003	2002E
Selected Per Share Data
Net asset value, beginning of period	$9.96	$9.87	$9.44	$9.52
Income from Investment Operations
Net investment incomeD	427	.309	.311	.040
Net realized and unrealized gain (loss)	(.008)	.099	.450	(.084)
Total from investment operations	419	.408	.761	(.044)
Distributions from net investment income	(.420)	(.320)	(.333)	(.037)
Distributions from net realized gain	(.010)	—	—	—
Total distributions	(.430)	(.320)	(.333)	(.037)
Redemption fees added to paid in capitalD	001	.002	.002	.001
Net asset value, end of period	$9.95	$9.96	$9.87	$9.44
Total ReturnB,C	4.30%	4.22%	8.20%	(.45)%
Ratios to Average Net AssetsF
Expenses before expense reductions	82%	.84%	.86%	1.15%A
Expenses net of voluntary waivers, if any	82%	.84%	.86%	.95%A
Expenses net of all reductions	82%	.84%	.86%	.94%A
Net investment income	4.29%	3.14%	3.27%	3.99%A
Supplemental Data
Net assets, end of period (in millions)	$2,471	$1,982	$811	$18
Portfolio turnover rate	66%	61%	55%	77%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E For the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Financial Highlights Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.96	$ 9.86	$9.44	$9.69	$9.94
Income from Investment
Operations
Net investment incomeB	424.304		.312	.365	.590
Net realized and unrealized
gain (loss)	(.007)	.110	.436	(.262)	(.193)
Total from investment operations	417.414		.748	.103	.397
Distributions from net investment
income	(.418)	(.316)	(.330)	(.354)	(.650)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.428)	(.316)	(.330)	(.354)	(.650)
Redemption fees added to paid in
capitalB	001.002		.002	.001	.003
Net asset value, end of period	$ 9.95	$ 9.96	$9.86	$9.44	$9.69
Total ReturnA	4.27%	4.29%	8.06%	1.06%	4.11%
Ratios to Average Net AssetsC
Expenses before expense
reductions	85%	.87%	.90%	.94%	1.02%
Expenses net of voluntary waiv-
ers, if any	85%	.87%	.89%	.94%	.87%
Expenses net of all reductions	85%	.87%	.89%	.93%	.87%
Net investment income	4.26%	3.11%	3.24%	3.79%	6.05%
Supplemental Data
Net assets, end of period (in
millions)	$ 285	$ 182	$36	$18	$7
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Floating Rate High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds). The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds are

41 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Security Valuation continued

valued at their closing net asset value each business day Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The fund earns certain fees in connection with its floating rate loan purchasing activites. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

42

1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$30,652
Unrealized depreciation	(4,109)
Net unrealized appreciation (depreciation)	$26,543
Undistributed ordinary income	311
Capital loss carryforward	(3,375)

Cost for federal income tax purposes	$4,386,821
The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$169,978	$69,224

Short Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

43 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

2. Operating Policies continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contrac tually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short term securities and U.S. government securities, aggregated $2,944,358 and $2,348,809, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund’s average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .67% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees based on an annual percentage of each class’ average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$486	$—
Class T	0%	.25%	1,177	49
Class B	55%	.15%	1,263	993
Class C	55%	.25%	4,448	2,133
			$7,374	$3,175

Annual Report

44

4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$243
Class T	65
Class B	394
Class C	410
$1,112

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Floating Rate High Income Fund shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$585.18
Class T		709.15
Class B		382.21
Class C		903.16
Fidelity Floating Rate High Income Fund		2,188.09
Institutional Class		297.12
	$5,064

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

45 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates	continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM) an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements and totaled $18,141 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,745. The weighted average interest rate was 3.37% .

7. Expense Reductions.

Through arrangements with the fund’s custodian, credits realized as a result of unin vested cash balances were used to reduce the fund’s expenses by $45. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Fidelity Floating Rate High Income Fund	$2

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

46

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,	2005	2004
From net investment income
Class A	$12,889	$5,424
Class T	18,576	5,689
Class B	6,130	3,704
Class C	18,615	8,778
Fidelity Floating Rate High Income Fund	99,532	42,798
Institutional Class	10,451	2,831
Total	$166,193	$69,224
From net realized gain
Class A	$311	$—
Class T	412	—
Class B	184	—
Class C	543	—
Fidelity Floating Rate High Income Fund	2,131	—
Institutional Class	204	—
Total	$3,785	$—

47 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	17,372	27,948	$173,298	$277,030
Reinvestment of distributions	972	400	9,697	3,973
Shares redeemed	(17,054)	(7,275)	(170,023)	(72,139)
Net increase (decrease)	1,290	21,073	$12,972	$208,864
Class T
Shares sold	30,403	35,957	$302,938	$356,199
Reinvestment of distributions	1,707	478	17,036	4,740
Shares redeemed	(19,747)	(8,867)	(196,695)	(87,803)
Net increase (decrease)	12,363	27,568	$123,279	$273,136
Class B
Shares sold	3,269	7,765	$32,570	$76,852
Reinvestment of distributions	468	270	4,667	2,676
Shares redeemed	(4,746)	(3,164)	(47,274)	(31,327)
Net increase (decrease)	(1,009)	4,871	$(10,037)	$48,201
Class C
Shares sold	18,049	32,885	$180,076	$325,903
Reinvestment of distributions	1,287	578	12,828	5,735
Shares redeemed	(17,764)	(8,222)	(177,066)	(81,504)
Net increase (decrease)	1,572	25,241	$15,838	$250,134
Fidelity Floating Rate High
Income Fund
Shares sold	151,558	164,843	$1,511,153	$1,632,450
Reinvestment of distributions	8,742	3,750	87,090	37,164
Shares redeemed	(110,895)	(51,878)	(1,103,883)	(513,641)
Net increase (decrease)	49,405	116,715	$494,360	$1,155,973
Institutional Class
Shares sold	21,744	19,252	$216,646	$190,759
Reinvestment of distributions	444	117	4,394	1,162
Shares redeemed	(11,790)	(4,738)	(117,356)	(46,987)
Net increase (decrease)	10,398	14,631	$103,684	$144,934

Annual Report

48

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series II, includ ing the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial state ments and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2005

49 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, please call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

50

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Floating Rate High Income (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

51 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

52

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

53 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Annual Report

54

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

55 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Floating Rate High Income. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice Pres ident and Director of Fidelity’s International Equity Trading group (1998 2005).

Annual Report

56

Name, Age; Principal Occupation Christine McConnell (47)

Year of Election or Appointment: 2003

Vice President of Advisor Floating Rate High Income. Prior to assuming her current responsibilities, Ms. McConnell managed a variety of Fidelity funds. Ms. McConnell also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Floating Rate High Income. He also serves as Sec retary of other Fidelity funds; Vice President, General Counsel, and Sec retary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Floating Rate High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Floating Rate High Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Floating Rate High Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pric ing and Cash Management Services Group (FPCMS).

57 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Floating Rate High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Floating Rate High Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Floating Rate High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Floating Rate High Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Mon asterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Floating Rate High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Man ager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Annual Report

58

Name, Age; Principal Occupation Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an em ployee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity In vestments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

59 Annual Report

Distributions

A total of 0.49% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

60

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000

PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000

Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

62

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

63 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one and three year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objec tive similar to that of the fund. The Board did not consider that Lipper peer group to be a meaningful comparison for the fund, however, given the small size of the peer group. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percent age beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

64

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of Institutional Class of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for

65 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 57% would mean that 43% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2004. The Board considered that the fund’s investment strategy of normally investing at least 80% of the fund’s assets in floating rate loans is more specialized than that of the other funds in the Total Mapped Group and also reviewed data on management fees for other funds in the same Lipper objective. Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees,

Annual Report

66

pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Fidelity Floating Rate High Income Fund (retail class) ranked below its competitive median for 2004, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple struc tures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s

67 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

68

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

69 Annual Report

Annual Report

70

71 Annual Report

Annual Report

72

73 Annual Report

Annual Report

74

75 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

AFR-UANN-1205 1.784741.102

Fidelity® Advisor Floating Rate High Income Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	30	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	40	Notes to the financial statements.
Report of Independent	48
Registered Public
Accounting Firm
Trustees and Officers	49
Distributions	59
Proxy Voting Results	60
Board Approval of	61
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distribu tions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimburse ment not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	FundA
Institutional Class	4.27%	4.33%	4.34%
A From August 16, 2000.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Floating Rate High Income Fund Institutional Class on August 16, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the CSFB Leveraged Loan Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity® Advisor Floating Rate High Income Fund

The leveraged loan market posted a healthy return for the 12 months ending October 31, 2005, as a continuation of tight market technicals loan supply and demand low default rates and the positive impact of rising interest rates translated into higher loan coupon payments. According to Standard & Poor’s® (S&P®), demand for leveraged loans continued to exceed supply, leaving industrywide cash positions at approximately $25 billion. Strong demand was driven predominantly by newly created collateralized loan obligation structures as well as incremental buying from the commercial and Japanese banks. Tight loan markets led to increased loan refinancing activity at tighter yield spreads. According to S&P, the average credit yield spread of most liquid issues narrowed from 282 basis points (bps) to 268 bps. Nonetheless, the average loan coupon continued to rise, predominantly due to the increase in LIBOR (London Interbank Offered Rate) rates. During the year, the Federal Reserve Board raised rates by 200 bps, causing LIBOR to increase by 185 bps to 4.26% . New issue loan prices, on average, began trading above 101 and secondary prices remained firm. The default rate remained low at 1.73% as of Octo ber 31, but there was a subtle shift in the composition of the S&P Leveraged Loan index. Single B rated loans represented 51% of the index, versus 46% a year ago.

During the past year, the fund’s Institutional Class shares returned 4.27% . In comparison, the LipperSM Loan Participation Funds Average returned 4.10% and the fund’s benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index at New Issue, returned 5.87% . Shareholders should note that the CSFB Leveraged Loan index is “at New Issue” and not an actively monitored and maintained index. The CSFB index markets itself as using spreads at new issue and does not purport to adjust those spreads for changes that occur during the life of the loan. Investment decisions that helped performance versus the index were linked to the avoidance of distressed situations in consumer related sectors, specifically in autos and auto related (Meridian Auto); food related (Atkins Nutritionals); and textiles (Galey & Lord). Key factors that hurt relative performance included the fund’s cash position and underweightings in the distressed independent power producer sector, among them Covanta, American National Power and Teco Panda.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the esti mate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

7 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,024.00	$5.31
HypotheticalA	$1,000.00	$1,019.96	$5.30
Class T
Actual	$1,000.00	$1,023.70	$5.66
HypotheticalA	$1,000.00	$1,019.61	$5.65
Class B
Actual	$1,000.00	$1,021.00	$8.30
HypotheticalA	$1,000.00	$1,016.99	$8.29
Class C
Actual	$1,000.00	$1,020.80	$8.46
HypotheticalA	$1,000.00	$1,016.84	$8.44
Fidelity Floating Rate High
Income Fund
Actual	$1,000.00	$1,025.20	$4.08
HypotheticalA	$1,000.00	$1,021.17	$4.08
Institutional Class
Actual	$1,000.00	$1,025.10	$4.24
HypotheticalA	$1,000.00	$1,021.02	$4.23

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.04%
Class T	1.11%
Class B	1.63%
Class C	1.66%
Fidelity Floating Rate High Income Fund	80%
Institutional Class	83%

Annual Report

8

Investment Changes

Top Five Holdings as of October 31, 2005
(by issuer, excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Charter Communications Operating LLC	2.8	2.8
Qwest Corp.	2.0	2.0
EchoStar DBS Corp.	2.0	1.7
SunGard Data Systems, Inc.	1.8	0.0
El Paso Corp.	1.8	1.6
	10.4
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Cable TV	12.8	12.9
Telecommunications	8.1	8.8
Healthcare	7.3	6.0
Energy	7.1	4.4
Technology	4.8	2.8
We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

9 Annual Report

Investment Changes continued

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Floating Rate Loans (d) 72.9%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Aerospace – 0.6%
DRS Technologies, Inc. term loan 5.7732% 11/4/10 (c)	664	664
Mid-Western Aircraft Systems, Inc. Tranche B, term loan
6.4094% 12/31/11 (c)	14,145	14,374
Standard Aero Holdings, Inc. term loan 6.245%
8/24/12 (c)	6,646	6,721
Transdigm, Inc. term loan 6.1854% 7/22/10 (c)	1,572	1,591
		23,350
Air Transportation – 0.4%
Delta Air Lines, Inc. Tranche B, term loan 10.39%
3/16/08 (c)	8,290	8,580
US Airways Group, Inc. Tranche 1A, term loan
10.0256% 9/30/10 (c)	9,000	9,090
		17,670
Automotive 2.1%
Accuride Corp. term loan 6.1773% 1/31/12 (c)	5,468	5,516
Advance Auto Parts, Inc. Tranche B, term loan 5.638%
9/30/10 (c)	2,986	3,019
Affinia Group, Inc. Tranche B, term loan 6.4%
11/30/11 (c)	1,441	1,432
AM General LLC Tranche B1, term loan 8.5898%
11/1/11 (c)	1,850	1,924
Delphi Corp.:
revolver loan 11% 6/18/09 (c)	6,800	6,809
Tranche B, term loan 10.3% 6/14/11 (c)	9,998	10,410
Enersys Capital, Inc. term loan 5.8559% 3/17/11 (c)	988	995
Federal-Mogul Corp. Tranche C, term loan 7.83%
1/1/49 (c)	2,000	2,000
Goodyear Tire & Rubber Co. Tranche 1, 5.6465%
4/30/10 (c)	17,820	17,976
Key Safety Systems, Inc. Tranche B, term loan 6.8646%
6/24/10 (c)	2,696	2,686
Mark IV Industries, Inc. Tranche B, term loan 7.0365%
6/23/11 (c)	2,949	2,978
Rexnord Corp. term loan 6.1505% 12/31/11 (c)	2,826	2,872
Tenneco Auto, Inc.:
Tranche B, term loan 6.08% 12/12/10 (c)	3,042	3,095
Tranche B1, Credit-Linked Deposit 6.3388%
12/12/10 (c)	1,336	1,360
Travelcenters of America, Inc. Tranche B, term loan
5.71% 12/1/11 (c)	7,573	7,658

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Automotive continued
TRW Automotive Holdings Corp.:
Tranche B, term loan 5.25% 6/30/12 (c)	2,295	2,295
Tranche E, term loan 4.9375% 10/31/10 (c)	14,888	14,888
		87,913
Broadcasting – 1.4%
Emmis Operating Co. Tranche B, term loan 5.72%
11/10/11 (c)	21,835	21,862
Entravision Communication Corp. term loan 5.55%
3/29/13 (c)	6,000	6,053
Gray Television, Inc. Tranche B, term loan 5.35%
12/31/12 (c)	2,617	2,621
Nexstar Broadcasting, Inc. Tranche B, term loan
5.6644% 10/1/12 (c)	14,725	14,762
Raycom TV Broadcasting, Inc.:
Tranche A, term loan 5.6875% 10/6/11 (c)	2,000	2,003
Tranche B, term loan 6.0625% 4/6/12 (c)	3,000	3,011
Spanish Broadcasting System, Inc. Tranche 1, term loan
6.03% 6/10/12 (c)	7,960	8,079
		58,391
Building Materials – 0.8%
Contech Construction Products, Inc., Ohio term loan
6.1793% 12/7/10 (c)	2,184	2,214
Goodman Global Holdings, Inc. term loan 6.375%
12/23/11 (c)	5,384	5,458
Masonite International Corp. term loan 6.2032%
4/5/13 (c)	16,418	16,335
Nortek Holdings, Inc. term loan 5.9153% 8/27/11 (c) .	11,880	11,999
		36,006
Cable TV – 10.4%
Adelphia Communications Corp. Tranche B, term loan
6.3041% 3/31/06 (c)	30,350	30,502
Century TCI California LP term loan 6.75%
12/31/07 (c)	7,016	6,972
Charter Communications Operating LLC:
Tranche A, term loan 7.25% 4/27/10 (c)	8,989	8,978
Tranche B, term loan 7.4998% 4/7/11 (c)	113,514	113,778
Cox Communications, Inc. term loan 4.845%
12/8/09 (c)	21,000	21,000
DIRECTV Holdings LLC Tranche B, term loan 5.4278%
4/13/13 (c)	24,347	24,499
Hilton Head Communications LP Tranche B, term loan 8%
3/31/08 (c)	5,150	5,073
See accompanying notes which are an integral part of the financial statements.

Annual Report 12

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Cable TV – continued
Insight Midwest Holdings LLC:
Tranche A, term loan 5.3125% 6/30/09 (c)	21,114	21,114
Tranche C, term loan 6.0625% 12/31/09 (c)	14,745	14,911
Mediacom Broadband LLC/Mediacom Broadband Corp.
Tranche B, term loan 6.028% 2/1/14 (c)	3,950	4,000
Mediacom LLC Tranche B, term loan 6.2754%
3/31/13 (c)	13,895	14,103
NTL Investment Holdings Ltd. Tranche B, term loan 7.14%
6/13/12 (c)	42,647	42,860
Olympus Cable Holdings LLC Tranche A, term loan 8%
6/30/10 (c)	11,200	11,032
PanAmSat Corp. Tranche B, term loan 6.1067%
8/20/11 (c)	52,597	53,123
Rainbow Media Holdings, Inc. Tranche B, term loan
6.625% 3/31/12 (c)	5,970	6,015
San Juan Cable, Inc. Tranche 1, term loan 6.063%
10/31/12 (c)	5,000	5,031
Telewest Global Finance LLC:
Tranche B, term loan 6.1511% 12/20/12 (c)	11,216	11,216
Tranche C, term loan 6.9011% 12/20/13 (c)	8,577	8,577
UPC Broadband Holding BV Tranche H2, term loan
6.5544% 9/30/12 (c)	33,000	33,289
UPC Distribution Holdings BV Tranche F, term loan
7.19% 12/31/11 (c)	11,008	11,146
		447,219
Capital Goods 1.7%
AGCO Corp. term loan 5.7704% 7/3/09 (c)	9,338	9,478
Amsted Industries, Inc. Tranche B, term loan 6.6229%
10/15/10 (c)	6,704	6,771
Chart Industries, Inc. Tranche B, term loan 6.0625%
10/17/12 (c)	3,830	3,873
Dresser, Inc. Tranche C, term loan 6.59% 4/10/09 (c)	4,278	4,342
Flowserve Corp. term loan 5.8125% 8/10/12 (c)	12,010	12,160
Hexcel Corp. Tranche B, term loan 5.8132% 3/1/12 (c)	5,057	5,114
Invensys International Holding Ltd.:
Tranche A, term loan 6.7623% 3/5/09 (c)	1,946	1,975
Tranche B1, term loan 7.7913% 9/4/09 (c)	6,269	6,340
Mueller Group, Inc. term loan 6.4013% 10/3/12 (c)	8,100	8,191
Terex Corp.:
term loan 6.915% 12/31/09 (c)	1,496	1,511
Tranche B, term loan 6.415% 7/3/09 (c)	7,347	7,421
Walter Industries, Inc. term loan 6.0399% 10/3/12 (c) .	6,480	6,545
		73,721

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Chemicals – 3.0%
Basell USA, Inc.:
Tranche B2, term loan 6.5813% 8/1/13 (c)	1,730	1,758
Tranche C2, term loan 7.2431% 8/1/14 (c)	1,730	1,758
Celanese AG Credit-Linked Deposit 6.39% 4/6/09 (c)	6,000	6,075
Celanese Holding LLC term loan 6.2967% 4/6/11 (c)	34,846	35,456
Hercules, Inc. Tranche B, term loan 5.8557%
10/8/10 (c)	5,425	5,479
Huntsman International LLC Tranche B, term loan 5.72%
8/16/12 (c)	29,420	29,531
Innophos, Inc. Tranche B, term loan 6.2144%
8/13/10 (c)	4,169	4,211
Mosaic Co. Tranche B, term loan 5.2323% 2/21/12 (c)	8,749	8,814
Nalco Co. Tranche B, term loan 5.8126% 11/4/10 (c) .	18,536	18,814
Rockwood Specialties Group, Inc. Tranche B, term loan
6.4656% 7/30/12 (c)	14,627	14,846
		126,742
Consumer Products – 1.8%
ACCO Brands Corp. Tranche B, term loan 5.7255%
8/17/12 (c)	11,190	11,316
American Achievement Corp. Tranche B, term loan
6.5353% 3/25/11 (c)	3,136	3,175
Central Garden & Pet Co. Tranche B, term loan 5.7828%
5/14/09 (c)	978	990
Church & Dwight Co., Inc. Tranche B, term loan 5.82%
5/28/11 (c)	8,095	8,196
Jarden Corp.:
term loan 6.0204% 1/24/12 (c)	12,091	12,181
Tranche B2, term loan 5.6881% 1/24/12 (c)	3,588	3,597
Jostens IH Corp. Tranche B, term loan 5.943%
10/4/11 (c)	14,013	14,188
National Bedding Co. LLC Tranche 1, term loan
5.9831% 8/31/11 (c)	1,987	1,997
Rayovac Corp. term loan 6.0049% 2/7/12 (c)	5,075	5,087
Revlon Consumer Products Corp. term loan 9.86%
7/9/10 (c)	6,750	7,003
Sealy Mattress Co. Tranche D, term loan 5.7262%
4/6/12 (c)	7,423	7,488
Weight Watchers International, Inc.:
Tranche B, term loan 5.64% 3/31/10 (c)	1,211	1,223
Tranche C, term loan 5.6532% 3/31/10 (c)	1,980	1,995
		78,436

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Containers – 1.4%
Berry Plastics Corp. term loan 6.105% 12/2/11 (c)	2,239	2,267
BWAY Corp. Tranche B term loan 6.3125% 6/30/11 (c)	5,468	5,523
Graham Packaging Holdings Co. Tranche B1, term loan
6.5554% 10/4/11 (c)	18,931	19,168
Intertape Polymer, Inc. Tranche B, term loan 6.1212%
7/28/11 (c)	6,928	6,997
Owens-Illinois Group, Inc.:
Tranche A1, term loan 5.67% 4/1/07 (c)	6,328	6,367
Tranche B1, term loan 5.78% 4/1/08 (c)	5,185	5,224
Owens-Illinois, Inc. Tranche C1, term loan 5.87%
4/1/08 (c)	7,360	7,369
Solo Cup Co. term loan 5.9385% 2/27/11 (c)	7,370	7,389
		60,304
Diversified Financial Services – 0.3%
Global Cash Access LLC/Global Cash Access Finance
Corp. Tranche B, term loan 6.3313% 3/10/10 (c)	4,941	5,009
Newkirk Master LP Tranche B, term loan 5.9912%
8/11/08 (c)	5,982	6,057
		11,066
Diversified Media – 0.2%
Adams Outdoor Advertising Ltd. term loan 6.1963%
10/18/12 (c)	3,053	3,099
R.H. Donnelley Corp. Tranche A3, term loan 5.8051%
12/31/09 (c)	1,740	1,748
Thomson Media, Inc. Tranche B1, term loan 6.2704%
11/8/11 (c)	3,282	3,323
		8,170
Electric Utilities – 3.8%
AES Corp. term loan 5.38% 8/10/11 (c)	5,429	5,490
Allegheny Energy Supply Co. LLC term loan 5.7881%
3/8/11 (c)	30,010	30,385
Centerpoint Energy House Electric LLC term loan
13.2425% 11/11/05 (c)	31,950	32,349
La Paloma Generating Co. LLC:
Credit-Linked Deposit 5.7469% 8/16/12 (c)	525	530
term loan 5.7704% 8/16/12 (c)	3,455	3,485
Midwest Generation LLC term loan 6.1568%
4/27/11 (c)	908	924
NRG Energy, Inc.:
Credit-Linked Deposit 5.7953% 12/24/11 (c)	8,094	8,134
term loan 5.8954% 12/24/11 (c)	10,328	10,380

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Electric Utilities – continued
Primary Energy Finance LLC term loan 6.0204%
8/24/12 (c)	2,000	2,030
Riverside Energy Center LLC:
term loan 8.4931% 6/24/11 (c)	12,723	13,105
Credit-Linked Deposit 8.4931% 6/24/11 (c)	595	604
Texas Genco LLC term loan 5.8797% 12/14/11 (c)	57,375	57,375
		164,791
Energy – 5.4%
ATP Oil & Gas Corp. term loan 9.5179% 4/14/10 (c)	1,990	2,050
Boart Longyear Holdings, Inc. Tranche 1, term loan
6.53% 7/22/12 (c)	3,441	3,437
Buckeye Pipe Line Co. term loan 6.295% 12/17/11 (c) .	2,895	2,924
Coffeyville Resources LLC:
Credit-Linked Deposit 6.3604% 7/8/11 (c)	4,800	4,878
Tranche 2, term loan 10.8125% 7/8/13 (c)	2,000	2,060
Tranche B1, term loan 6.5658% 7/8/12 (c)	7,182	7,299
Dresser-Rand Group, Inc. Tranche B, term loan 6.0842%
10/29/11 (c)	5,920	6,009
El Paso Corp.:
Credit-Linked Deposit 6.6466% 11/22/09 (c)	27,375	27,546
term loan 6.8125% 11/22/09 (c)	45,171	45,510
EPCO Holdings, Inc. Tranche B, term loan 6.4213%
8/16/10 (c)	13,000	13,163
Kerr-McGee Corp.:
Tranche B, term loan 6.51% 5/24/11 (c)	49,875	49,875
Tranche X, term loan 6.26% 5/24/07 (c)	9,800	9,800
Lyondell-Citgo Refining LP term loan 5.51% 5/21/07 (c)	7,900	7,979
Regency Gas Services LLC Tranche 1, term loan:
6.7449% 6/1/10 (c)	998	1,010
6.78% 6/1/10 (c)	3,772	3,819
Targa Resources, Inc. / Targa Resources Finance Corp.:
term loan 6.34% 10/31/12 (c)	13,710	13,744
Credit-Linked Deposit 6.4581% 10/31/12 (c)	3,290	3,299
Universal Compression, Inc. term loan 5.59%
2/15/12 (c)	9,300	9,405
Vulcan/Plains Resources, Inc. term loan 5.8492%
8/12/11 (c)	5,080	5,150
Williams Production RMT Co. Tranche C, term loan 6.2%
5/30/08 (c)	13,810	13,948
		232,905

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Entertainment/Film 2.3%
Alliance Atlantis Communications, Inc. Tranche B, term
loan 5.8313% 12/19/11 (c)	3,980	4,015
Cinemark USA, Inc. term loan 5.18% 3/31/11 (c)	10,786	10,894
Loews Cineplex Entertainment Corp. term loan 6.1712%
6/30/11 (c)	18,044	18,135
MGM Holdings II, Inc. Tranche B, term loan 6.2704%
4/8/12 (c)	37,000	37,278
Regal Cinemas Corp. term loan 6.0204% 11/10/10 (c)	27,616	27,892
		98,214
Environmental – 1.2%
Allied Waste Industries, Inc.:
term loan 6.038% 1/15/12 (c)	36,883	37,067
Tranche A, Credit-Linked Deposit 5.8638%
1/15/12 (c)	13,937	14,007
Waste Services, Inc. Tranche B, term loan 8.594%
3/31/11 (c)	1,990	2,005
		53,079
Food and Drug Retail – 0.7%
Jean Coutu Group (PJC) USA, Inc. Tranche B, term loan
6.4997% 7/30/11 (c)	30,195	30,572
Food/Beverage/Tobacco – 1.4%
Commonwealth Brands, Inc. term loan 7.125%
8/28/07 (c)	291	296
Constellation Brands, Inc. Tranche B, term loan 5.6593%
11/30/11 (c)	33,109	33,399
Del Monte Corp. Tranche B, term loan 5.73% 2/8/12 (c)	1,791	1,816
Doane Pet Care Co. term loan 6.488% 10/24/12 (c)	6,810	6,878
Dr Pepper/Seven Up Bottling Group, Inc. Tranche B,
term loan 6.1579% 12/19/10 (c)	8,755	8,853
Michael Foods, Inc. Tranche B, term loan 5.1871%
11/21/10 (c)	5,758	5,830
Reddy Ice Group, Inc. term loan 5.865% 8/12/12 (c)	2,000	2,025
		59,097
Gaming – 2.7%
Alliance Gaming Corp. term loan 6.77% 9/5/09 (c)	3,714	3,686
Ameristar Casinos, Inc.:
term loan 6.0625% 12/20/06 (c)	2,496	2,530
Tranche B, term loan 6.0625% 12/20/06 (c)	1,951	1,978
BLB Worldwide Holdings, Inc. Tranche 1, term loan
6.079% 6/30/12 (c)	7,990	8,080

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Gaming – continued
Boyd Gaming Corp. term loan 5.61% 6/30/11 (c)	13,346	13,396
Choctaw Resort Development Enterprise term loan
5.9177% 11/4/11 (c)	2,364	2,388
Green Valley Ranch Gaming LLC term loan 6.0204%
12/17/11 (c)	3,707	3,753
Herbst Gaming, Inc. term loan 6.1973% 1/7/11 (c)	3,582	3,618
Isle Capri Black Haw LLC / Isle Capri Black Hawk
Capital term loan 6.0829% 10/25/11 (c)	500	504
Marina District Finance Co., Inc. term loan 5.91%
10/14/11 (c)	8,615	8,669
Motor City Casino Tranche B, term loan 5.9333%
7/29/12 (c)	11,581	11,682
Penn National Gaming, Inc. Tranche B, term loan
6.082% 7/31/12 (c)	5,000	5,069
Trump Entertainment Resorts Holdings LP Tranche B, term
loan 6.14% 5/20/12 (c)	14,632	14,778
Venetian Casino Resort LLC Tranche B, term loan
5.7704% 6/15/11 (c)	24,200	24,321
Wynn Las Vegas LLC term loan 6.195% 12/14/11 (c)	12,650	12,761
		117,213
Healthcare 7.2%
Alliance Imaging, Inc. Tranche C1, term loan 6.4148%
12/29/11 (c)	2,736	2,767
AMR HoldCo, Inc./ EmCare HoldCo, Inc. term loan
6.4445% 2/7/12 (c)	7,164	7,191
Beverly Enterprises, Inc. term loan 6.4772%
10/22/08 (c)	1,960	1,962
Community Health Systems, Inc. term loan 5.61%
8/19/11 (c)	36,209	36,707
Concentra Operating Corp. term loan 6.05%
9/30/11 (c)	8,000	8,090
CONMED Corp. Tranche C, term loan 6.2813%
12/15/09 (c)	381	385
Cooper Companies, Inc. Tranche B, term loan 5.5%
1/6/12 (c)	10,726	10,820
DaVita, Inc. Tranche B, term loan 4.1762% 10/5/12 (c)	49,039	49,714
Fisher Scientific International, Inc. term loan 5.5204%
8/2/11 (c)	7,900	7,920
HCA, Inc. term loan 5.08% 11/9/09 (c)	24,800	24,490
HealthSouth Corp.:
Credit-Linked Deposit 6.2818% 6/14/07 (c)	8,294	8,315
term loan 6.53% 6/14/07 (c)	31,860	31,940

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Healthcare continued
Iasis Healthcare LLC Tranche B, term loan 6.3036%
6/22/11 (c)	14,321	14,500
Kinetic Concepts, Inc. Tranche B1, term loan 5.78%
8/11/10 (c)	5,246	5,286
LifePoint Hospitals, Inc. Tranche B, term loan 5.435%
4/15/12 (c)	27,315	27,486
Mylan Laboratories, Inc. Tranche B, term loan 5.4%
6/30/10 (c)	4,509	4,559
PacifiCare Health Systems, Inc. Tranche B, term loan
5.3086% 12/6/10 (c)	19,850	19,900
Psychiatric Solutions, Inc. term loan 5.73% 7/1/12 (c)	4,862	4,916
Renal Advantage, Inc. Tranche B, term loan 6.44%
9/30/12 (c)	5,310	5,363
Renal Care Group, Inc.:
term loan 5.5497% 2/10/09 (c)	2,738	2,744
Tranche A, term loan 5.33% 2/10/09 (c)	3,000	3,000
Sybron Dental Management, Inc. term loan 5.7945%
6/6/09 (c)	469	471
U.S. Oncology, Inc. Tranche B, term loan 6.6798%
8/20/11 (c)	8,574	8,682
Vanguard Health Holding Co. I term loan 6.2106%
9/23/11 (c)	5,806	5,879
Vicar Operating, Inc. term loan 5.625% 5/16/11 (c)	2,765	2,792
VWR Corp. Tranche B, term loan 6.69% 4/7/11 (c)	5,773	5,853
Warner Chilcott Corp. term loan 6.6701% 1/18/12 (c) .	7,939	7,959
		309,691
Homebuilding/Real Estate – 2.7%
Apartment Investment & Management Co. term loan
5.89% 11/2/09 (c)	2,100	2,124
Blount, Inc. Tranche B, term loan 6.6069% 8/9/10 (c)	3,006	3,044
CB Richard Ellis Services, Inc. term loan 5.1371%
3/31/10 (c)	8,258	8,341
Corrections Corp. of America Tranche C, term loan
5.8368% 3/31/08 (c)	690	697
Crescent Real Estate Funding XII LP term loan 6.11%
1/12/06 (c)	1,052	1,056
General Growth Properties, Inc.:
Tranche A, term loan 5.61% 11/12/07 (c)	29,178	29,288
Tranche B, term loan 6.09% 11/12/08 (c)	39,780	40,128
Landsource Communication Development LLC Tranche B,
term loan 6.5% 3/31/10 (c)	2,800	2,821

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Homebuilding/Real Estate – continued
Lion Gables Realty LP term loan 5.63% 9/30/06 (c)	25,246	25,373
Maguire Properties, Inc. Tranche B, term loan 5.64%
3/15/10 (c)	1,844	1,861
		114,733
Hotels 0.3%
Starwood Hotels & Resorts Worldwide, Inc. term loan
5.3313% 10/9/06 (c)	13,171	13,171
Insurance – 0.1%
Conseco, Inc. term loan 5.9551% 6/22/10 (c)	2,347	2,373
Leisure – 1.1%
Mega Bloks, Inc. Tranche B, term loan 5.8843%
7/26/12 (c)	3,980	4,030
Six Flags Theme Park, Inc. Tranche B, term loan
6.7103% 6/30/09 (c)	22,317	22,568
Universal City Development Partners Ltd. term loan
6.0055% 6/9/11 (c)	17,954	18,224
Yankees Holdings LP term loan 6.36% 6/25/07 (c)	943	948
		45,770
Metals/Mining – 1.8%
Alpha National Resources LLC / Alpha National
Resources Capital Corp. Tranche B, term loan
5.8112% 10/26/12 (c)	6,000	6,053
Compass Minerals Tranche B, term loan 6.47%
11/28/09 (c)	37	37
Foundation Pennsylvania Coal Co. Tranche B, term loan
5.8518% 7/30/11 (c)	19,182	19,518
ICG LLC term loan 6.69% 10/1/10 (c)	8,653	8,653
Murray Energy Corp. Tranche 1, term loan 6.86%
1/28/10 (c)	2,985	3,007
Novelis, Inc. term loan 5.46% 1/7/12 (c)	17,286	17,481
Peabody Energy Corp. term loan 4.6503% 3/21/10 (c)	14,833	14,907
Stillwater Mining Co. term loan 7.375% 7/30/10 (c)	2,499	2,537
Trout Coal Holdings LLC / Dakota Tranche 1, term loan
6.0941% 3/23/11 (c)	5,970	6,015
		78,208
Paper 3.2%
Appleton Papers, Inc. term loan 5.4499% 6/11/10 (c) .	3,696	3,733
Boise Cascade Holdings LLC Tranche B, term loan
5.7897% 10/26/11 (c)	24,342	24,647
Buckeye Technologies, Inc. term loan 5.3893%
3/15/08 (c)	3,218	3,230
Escanaba Timber LLC term loan 6.75% 5/2/08 (c)	5,020	5,020

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Paper – continued
Georgia-Pacific Corp. term loan 5.3152% 7/2/09 (c)	21,000	21,038
Graphic Packaging International, Inc. Tranche B, term
loan 6.5234% 8/8/10 (c)	16,094	16,255
Jefferson Smurfit Corp. U.S.:
Tranche B, term loan 6.865% 9/16/10 (c)	220	223
Tranche C, term loan 7.365% 9/16/11 (c)	241	244
Koch Cellulose LLC:
term loan 5.77% 5/7/11 (c)	7,690	7,786
Credit-Linked Deposit 5.36% 5/7/11 (c)	2,375	2,404
NewPage Corp. term loan 6.7877% 5/2/11 (c)	5,985	6,007
Smurfit-Stone Container Enterprises, Inc.:
Credit-Linked Deposit 5.7966% 11/1/10 (c)	4,164	4,216
Tranche B, term loan 5.7714% 11/1/11 (c)	29,390	29,757
Tranche C, term loan 5.875% 11/1/11 (c)	7,880	7,979
Xerium Technologies, Inc. Tranche B, term loan 6.0204%
5/18/12 (c)	4,988	5,044
		137,583
Publishing/Printing – 1.8%
CBD Media, Inc. Tranche D, term loan 6.44%
12/31/09 (c)	5,826	5,892
Dex Media East LLC/Dex Media East Finance Co.:
Tranche A, term loan 5.3295% 11/8/08 (c)	2,999	2,999
Tranche B, term loan 5.781% 5/8/09 (c)	8,010	8,030
Dex Media West LLC/Dex Media West Finance Co.:
Tranche A, term loan 5.302% 9/9/09 (c)	2,689	2,689
Tranche B, term loan 5.7474% 3/9/10 (c)	16,509	16,571
Freedom Communications, Inc. Tranche B, term loan
5.3821% 5/1/13 (c)	2,985	3,004
Herald Media, Inc. term loan 6.78% 7/22/11 (c)	2,455	2,464
Liberty Group Operating, Inc. Tranche B, term loan
6.1875% 2/28/12 (c)	1,474	1,489
Morris Communications Co. LLC:
Tranche A, term loan 5.5625% 9/30/10 (c)	963	969
Tranche C, term loan 5.8125% 3/31/11 (c)	1,985	1,985
R.H. Donnelley Corp. Tranche B2, term loan 5.6957%
6/30/11 (c)	28,058	28,338
Sun Media Corp. Canada Tranche B, term loan
6.2431% 2/7/09 (c)	1,728	1,743
		76,173

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Railroad 0.4%
Kansas City Southern Railway Co. Tranche B1, term loan
5.5903% 3/30/08 (c)	9,925	9,987
RailAmerica, Inc. term loan 5.8974% 9/29/11 (c)	5,883	5,972
		15,959
Restaurants 1.0%
Arby’s Restaurant Group, Inc. Tranche B, term loan
6.2463% 7/25/12 (c)	4,988	5,012
Burger King Corp. Tranche B, term loan 5.8154%
6/30/12 (c)	17,576	17,752
CKE Restaurants, Inc. term loan 6% 5/1/10 (c)	1,474	1,481
Domino’s, Inc. term loan 5.8125% 6/25/10 (c)	9,643	9,788
Jack in the Box, Inc. term loan 5.7518% 1/8/11 (c)	3,534	3,556
Landry’s Seafood Restaurants, Inc. term loan 5.949%
12/28/10 (c)	6,054	6,100
		43,689
Services – 1.2%
CACI International, Inc. term loan 5.2345% 4/30/11 (c)	4,975	5,012
Coinmach Corp. Tranche B, term loan 6.9692%
7/25/09 (c)	2,127	2,153
Coinstar, Inc. term loan 6.1% 7/1/11 (c)	6,106	6,198
Iron Mountain, Inc.:
term loan 5.625% 4/2/11 (c)	11,253	11,365
Tranche R, term loan 5.7188% 4/2/11 (c)	4,963	5,012
JohnsonDiversey, Inc. Tranche B, term loan 5.46%
11/3/09 (c)	2,577	2,590
Knowledge Learning Corp. term loan 6.59% 1/7/12 (c)	2,859	2,859
Rural/Metro Corp.:
Credit-Linked Deposit 6.39% 3/4/11 (c)	408	414
term loan 6.0375% 3/4/11 (c)	1,409	1,430
The Geo Group, Inc. term loan 6.06% 9/14/11 (c)	1,306	1,313
United Rentals, Inc.:
term loan 6.32% 2/14/11 (c)	7,154	7,225
Tranche B, Credit-Linked Deposit 6.05% 2/14/11 (c) .	1,259	1,271
US Investigations Services, Inc. term loan 6.57%
10/14/12 (c)	6,000	6,060
		52,902

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Floating Rate Loans (d) continued
		Principal	Value (Note 1)
		Amount (000s)	(000s)
Shipping – 0.2%
Baker Tanks, Inc. term loan 6.7002% 1/30/11 (c)		3,277	3,277
Horizon Lines LLC Tranche B, term loan 6.52%
7/7/11 (c)		3,802	3,854
Ozburn Hessey Holding Co. LLC term loan 6.6606%
8/9/12 (c)		2,531	2,569
			9,700
Super Retail – 0.6%
Alimentation Couche-Tard, Inc. term loan 5.6875%
12/17/10 (c)		1,564	1,584
Buhrmann US, Inc. Tranche B1, term loan 6.2983%
12/31/10 (c)		5,619	5,731
Neiman Marcus Group, Inc. term loan 6.475%
4/6/13 (c)		19,000	19,095
			26,410
Technology – 4.4%
AMI Semiconductor, Inc. term loan 5.5813% 4/1/12 (c)		4,980	4,992
Anteon International Corp. term loan 5.8313%
12/31/10 (c)		6,893	6,945
Eastman Kodak Co. term loan 6.4467% 10/20/12 (c)	.	16,000	15,940
Fairchild Semiconductor Corp. Tranche B3, term loan
5.605% 12/31/10 (c)		8,933	8,977
Fidelity National Information Solutions, Inc.:
Tranche A, term loan 5.4354% 3/9/11 (c)		1,995	1,990
Tranche B, term loan 5.6854% 3/9/13 (c)		31,971	32,051
Global Imaging Systems, Inc. term loan 5.3759%
5/10/10 (c)		2,716	2,729
K & F Industries, Inc. term loan 6.3762% 11/18/12 (c)	.	7,315	7,388
ON Semiconductor Corp. Tranche G, term loan
7.0625% 12/15/11 (c)		5,943	6,032
SSA Global Technologies, Inc. term loan 5.97%
9/22/11 (c)		3,990	4,000
SunGard Data Systems, Inc. Tranche B, term loan 6.28%
2/10/13 (c)		76,813	77,293
Verifone, Inc. Tranche B, term loan 6.2431%
6/30/11 (c)		2,873	2,902
Xerox Corp. term loan 5.99% 9/30/08 (c)		17,000	17,170
			188,409
Telecommunications – 5.1%
AAT Communications Corp.:
Tranche 2, term loan 6.61% 7/29/13 (c)		2,760	2,798
Tranche B1, term loan 5.61% 7/27/12 (c)		17,620	17,840

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Telecommunications – continued
Alaska Communications Systems Holding term loan:
6.0204% 2/1/12 (c)	8,000	8,100
6.0204% 2/1/12 (c)	1,000	1,013
Centennial Cellular Operating Co. LLC term loan
6.3361% 2/9/11 (c)	14,795	14,795
Cincinnati Bell, Inc. Tranche B, term loan 5.375%
8/31/12 (c)	12,000	12,060
Consolidated Communications, Inc. Tranche B term loan
4.6079% 10/14/11 (c)	2,000	2,020
FairPoint Communications, Inc. Tranche B, term loan
5.8125% 2/8/12 (c)	1,500	1,513
Intelsat Ltd. term loan 5.8125% 7/28/11 (c)	23,508	23,713
Iowa Telecommunication Services, Inc. Tranche B, term
loan 5.71% 11/23/11 (c)	4,000	4,050
Madison River Capital LLC/Madison River Finance Corp.
Tranche B, term loan 6.59% 7/29/12 (c)	5,000	5,072
New Skies Satellites BV term loan 6.4145% 5/2/11 (c) .	5,279	5,352
Nextel Partners Operating Corp. Tranche D, term loan
5.37% 5/31/12 (c)	18,000	18,090
NTELOS, Inc. Tranche B, term loan 6.53% 8/24/11 (c) .	6,948	7,017
Qwest Corp.:
Tranche A, term loan 8.53% 6/30/07 (c)	33,400	34,360
Tranche B, term loan 6.95% 6/30/10 (c)	9,000	8,978
SBA Senior Finance, Inc. Tranche C, term loan 8.1216%
10/31/08 (c)	12,729	12,729
Triton PCS, Inc. term loan 7.34% 11/18/09 (c)	14,888	15,036
Valor Telecommunications Enterprises LLC/Valor Finance
Corp. Tranche B, term loan 5.797% 2/14/12 (c)	9,135	9,249
Wind Telecomunicazioni Spa:
Tranche B, term loan 6.75% 9/21/13 (c)	7,500	7,444
Tranche C, term loan 7.25% 9/21/14 (c)	7,500	7,444
		218,673
Textiles & Apparel – 0.2%
Polymer Group, Inc. term loan 7.25% 4/27/10 (c)	931	945
William Carter Co. term loan 5.7178% 6/29/12 (c)	9,375	9,480
		10,425

TOTAL FLOATING RATE LOANS
(Cost $3,106,969)		3,128,728

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Nonconvertible Bonds 13.6%
		Principal	Value (Note 1)
		Amount (000s)	(000s)
Air Transportation – 0.1%
Delta Air Lines, Inc. pass thru trust certificates 7.57%
11/18/10		6,000	$5,809
Automotive 0.0%
General Motors Acceptance Corp. 4.67% 3/20/07 (c)	.	2,000	1,967
Banks and Thrifts – 0.0%
Doral Financial Corp. 5.0041% 7/20/07 (c)		2,000	1,830
Broadcasting – 0.6%
Gray Television, Inc. 9.25% 12/15/11		1,000	1,073
Paxson Communications Corp. 6.9% 1/15/10 (b)(c)		8,500	8,532
Radio One, Inc. 8.875% 7/1/11		7,000	7,368
XM Satellite Radio, Inc. 9.1931% 5/1/09 (c)		9,700	9,797
			26,770
Building Materials – 0.1%
Texas Industries, Inc. 7.25% 7/15/13 (b)		2,000	2,070
Cable TV 2.4%
Cablevision Systems Corp. 8.7163% 4/1/09 (c)		5,000	5,113
CSC Holdings, Inc.:
7.875% 12/15/07		9,000	9,225
10.5% 5/15/16		2,000	2,140
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375%
3/15/13		1,963	2,132
EchoStar DBS Corp.:
5.75% 10/1/08		4,000	3,915
7.3044% 10/1/08 (c)		79,285	80,871
			103,396
Capital Goods 0.1%
Tyco International Group SA yankee 6.375% 2/15/06	.	3,000	3,015
Chemicals – 0.3%
Equistar Chemicals LP/Equistar Funding Corp. 10.625%
5/1/11		2,000	2,170
Georgia Gulf Corp. 7.625% 11/15/05		2,000	2,005
Huntsman Advanced Materials LLC 11.83% 7/15/08 (c)		1,053	1,103
NOVA Chemicals Corp. 7.5469% 11/15/13 (b)(c)		6,000	6,068
			11,346
Containers – 0.2%
Ball Corp. 7.75% 8/1/06		5,000	5,075
Owens-Brockway Glass Container, Inc. 8.875%
2/15/09		3,000	3,120
			8,195

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Diversified Financial Services – 0.5%
Residential Capital Corp. 5.385% 6/29/07 (b)(c)	20,000	$20,191
Diversified Media – 0.6%
Liberty Media Corp. 5.37% 9/17/06 (c)	26,000	26,178
Electric Utilities – 0.7%
AES Corp. 8.75% 6/15/08	3,000	3,131
CMS Energy Corp. 9.875% 10/15/07	12,000	12,900
Power Contract Financing LLC 5.2% 2/1/06 (b)	252	246
Sierra Pacific Resources 6.75% 8/15/17 (b)	5,000	4,963
TECO Energy, Inc.:
5.6931% 5/1/10 (c)	5,000	5,050
6.125% 5/1/07	4,000	4,015
		30,305
Energy – 1.7%
El Paso Corp. 7.625% 8/16/07	4,000	4,060
El Paso Energy Corp. 6.95% 12/15/07	3,350	3,367
Parker Drilling Co. 8.62% 9/1/10 (c)	5,000	5,163
Pemex Project Funding Master Trust 5.17%
6/15/10 (b)(c)	18,000	18,630
Premcor Refining Group, Inc.:
9.25% 2/1/10	2,000	2,195
9.5% 2/1/13	2,000	2,270
Sonat, Inc. 7.625% 7/15/11	3,000	3,008
Southern Natural Gas Co. 8.875% 3/15/10	840	895
Tesoro Corp. 8% 4/15/08	1,000	1,043
The Coastal Corp.:
6.5% 5/15/06	6,000	6,015
7.5% 8/15/06	2,000	2,023
Williams Companies, Inc. 5.89% 10/1/10 (b)(c)	17,000	17,085
Williams Companies, Inc. Credit Linked Certificate Trust
IV 6.96% 5/1/09 (b)(c)	7,000	7,280
		73,034
Entertainment/Film 0.5%
AMC Entertainment, Inc. 8.04% 8/15/10 (c)	21,000	21,420
Food and Drug Retail – 0.4%
Rite Aid Corp.:
6% 12/15/05 (b)	7,000	7,014
12.5% 9/15/06	8,000	8,430
		15,444
Food/Beverage/Tobacco – 0.0%
Canandaigua Brands, Inc. 8.625% 8/1/06	1,000	1,023

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Gaming – 0.2%
Chukchansi Economic Development Authority 7.9662%
11/15/12 (b)(c)	3,000	3,026
Mandalay Resort Group:
9.5% 8/1/08	2,000	2,160
10.25% 8/1/07	2,000	2,133
Mirage Resorts, Inc. 6.75% 8/1/07	3,000	3,034
		10,353
Healthcare 0.1%
Service Corp. International (SCI) 6.5% 3/15/08	2,000	2,015
Leisure – 0.1%
Universal City Florida Holding Co. I/II 8.4431%
5/1/10 (c)	5,140	5,243
Metals/Mining – 0.5%
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	8,000	7,880
10.125% 2/1/10	11,470	12,646
		20,526
Paper 0.1%
Boise Cascade LLC/Boise Cascade Finance Corp.
7.025% 10/15/12 (c)	2,190	2,113
Publishing/Printing – 0.3%
Dex Media East LLC/Dex Media East Finance Co.
9.875% 11/15/09	6,000	6,465
R.H. Donnelley Finance Corp. I 8.875% 12/15/10	5,000	5,363
		11,828
Shipping – 0.1%
OMI Corp. 7.625% 12/1/13	2,000	2,055
Ship Finance International Ltd. 8.5% 12/15/13	3,620	3,511
		5,566
Steels – 0.3%
Ispat Inland ULC 10.8044% 4/1/10 (c)	13,000	13,585
Super Retail – 0.2%
GSC Holdings Corp./Gamestop, Inc. 7.875%
10/1/11 (b)(c)	10,000	10,063
Technology – 0.4%
Freescale Semiconductor, Inc. 6.9% 7/15/09 (c)	18,000	18,450
Telecommunications – 3.0%
AirGate PCS, Inc. 7.9% 10/15/11 (c)	2,000	2,040
America Movil SA de CV 4.8356% 4/27/07 (c)	1,000	1,000
Dobson Cellular Systems, Inc. 8.4431% 11/1/11 (c)	6,000	6,195

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Telecommunications – continued
Intelsat Ltd. 8.695% 1/15/12 (b)(c)	7,000	7,131
Nextel Partners, Inc. 12.5% 11/15/09	3,000	3,195
Qwest Communications International, Inc. 7.29%
2/15/09 (c)	3,000	3,000
Qwest Corp. 7.12% 6/15/13 (b)(c)	42,150	44,468
Qwest Services Corp. 13.5% 12/15/10	4,000	4,560
Rogers Communications, Inc.:
6.375% 3/1/14	3,000	2,981
6.995% 12/15/10 (c)	33,450	34,454
Rural Cellular Corp.:
8.25% 3/15/12	4,000	4,160
8.37% 3/15/10 (c)	13,000	13,325
		126,509
Textiles & Apparel – 0.1%
Levi Strauss & Co. 8.8044% 4/1/12 (c)	2,000	1,985
TOTAL NONCONVERTIBLE BONDS
(Cost $576,337)		580,229

U.S. Treasury Obligations 0.4%

U.S. Treasury Notes 3.375% 2/28/07
(Cost $16,943)	17,000	16,778

Commercial Mortgage Securities 0.0%

CS First Boston Mortgage Securities Corp. Series
2000-FL1A Class F, 6.3219% 12/15/09 (b)(c)
(Cost $276)	679	204

Money Market Funds 15.4%
	Shares
Fidelity Cash Central Fund, 3.92% (a)	482,386,236	482,386
Fidelity Money Market Central Fund, 3.97% (a)	179,052,721	179,053
TOTAL MONEY MARKET FUNDS
(Cost $661,439)		661,439

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Cash Equivalents 0.6%
	Maturity	Value (Note 1)
	Amount (000s)	(000s)
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading
account at 3.92%, dated 10/31/05 due 11/1/05)
(Cost $25,986)	25,989	$25,986

TOTAL INVESTMENT PORTFOLIO 102.9%
(Cost $4,387,950)		4,413,364

NET OTHER ASSETS – (2.9)%		(122,376)

NET ASSETS 100%		$4,290,988

Legend

(a) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(b) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $156,971,000
or 3.7% of net assets.

(c) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(d) Remaining maturities of floating rate
loans may be less than the stated
maturities shown as a result of
contractual or optional prepayments by
the borrower. Such prepayments cannot
be predicted with certainty.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $3,375,000 of which $1,297,000 and $2,078,000 will expire on October 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		October 31, 2005

Assets
Investment in securities, at value (including repurchase
agreements of $25,986) (cost $ 4,387,950) See
accompanying schedule		$4,413,364
Cash		356
Receivable for investments sold		11,015
Receivable for fund shares sold		10,545
Interest receivable		27,172
Total assets		4,462,452

Liabilities
Payable for investments purchased	$155,754
Payable for fund shares redeemed	8,202
Distributions payable	3,630
Accrued management fee	2,390
Distribution fees payable	607
Other affiliated payables	534
Other payables and accrued expenses	347
Total liabilities		171,464

Net Assets		$4,290,988
Net Assets consist of:
Paid in capital		$4,267,507
Undistributed net investment income		1,612
Accumulated undistributed net realized gain (loss) on
investments		(3,545)
Net unrealized appreciation (depreciation) on
investments		25,414
Net Assets		$4,290,988

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($311,922 ÷ 31,316 shares)	$9.96

Maximum offering price per share (100/96.25 of
$9.96)	$10.35
Class T:
Net Asset Value and redemption price per share
($511,144 ÷ 51,367 shares)	$9.95

Maximum offering price per share (100/97.25 of
$9.95)	$10.23
Class B:
Net Asset Value and offering price per share
($173,295 ÷ 17,416 shares)A	$9.95

Class C:
Net Asset Value and offering price per share
($538,841 ÷ 54,106 shares)A	$9.96

Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption
price per share ($2,470,812 ÷ 248,289
shares)	$9.95

Institutional Class:
Net Asset Value, offering price and redemption
price per share ($284,974 ÷ 28,648 shares) .	$9.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Interest		$210,879

Expenses
Management fee	$27,811
Transfer agent fees	5,064
Distribution fees	7,374
Accounting fees and expenses	1,221
Independent trustees’ compensation	19
Custodian fees and expenses	126
Registration fees	366
Audit	141
Legal	149
Interest	1
Miscellaneous	204
Total expenses before reductions	42,476
Expense reductions	(47)	42,429

Net investment income		168,450
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities		2,418
Change in net unrealized appreciation (depreciation) on
investment securities		(9,021)
Net gain (loss)		(6,603)
Net increase (decrease) in net assets resulting from
operations		$161,847

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$168,450	$68,126
Net realized gain (loss)	2,418	5,411
Change in net unrealized appreciation (depreciation) .	(9,021)	21,689
Net increase (decrease) in net assets resulting
from operations	161,847	95,226
Distributions to shareholders from net investment income .	(166,193)	(69,224)
Distributions to shareholders from net realized gain	(3,785)	—
Total distributions	(169,978)	(69,224)
Share transactions - net increase (decrease)	740,096	2,081,242
Redemption fees	399	467
Total increase (decrease) in net assets	732,364	2,107,711

Net Assets
Beginning of period	3,558,624	1,450,913
End of period (including undistributed net investment
income of $1,612 and undistributed net investment
income of $6,477, respectively)	$4,290,988	$3,558,624

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Financial Highlights Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.97	$9.88	$9.45	$9.70	$9.94
Income from Investment
Operations
Net investment incomeC	404	.285	.292	.352	.580
Net realized and unrealized
gain (loss)	(.008)	.098	.447	(.264)	(.185)
Total from investment operations	396	.383	.739	.088	.395
Distributions from net investment
income	(.397)	(.295)	(.311)	(.339)	(.638)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.407)	(.295)	(.311)	(.339)	(.638)
Redemption fees added to paid in
capitalC	001	.002	.002	.001	.003
Net asset value, end of period	$ 9.96	$9.97	$9.88	$9.45	$9.70
Total ReturnA,B	4.05%	3.96%	7.95%	.90%	4.08%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.06%	1.08%	1.10%	1.12%	1.14%
Expenses net of voluntary waiv-
ers, if any	1.06%	1.08%	1.10%	1.10%	.99%
Expenses net of all reductions	1.06%	1.08%	1.09%	1.09%	.98%
Net investment income	4.05%	2.90%	3.04%	3.64%	5.93%
Supplemental Data
Net assets, end of period (in
millions)	$ 312	$299	$88	$37	$41
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Financial Highlights Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.96	$9.87	$9.44	$9.69	$9.94
Income from Investment
Operations
Net investment incomeC	396	.276	.285	.342	.573
Net realized and unrealized
gain (loss)	(.007)	.098	.446	(.263)	(.195)
Total from investment operations	389	.374	.731	.079	.378
Distributions from net investment
income	(.390)	(.286)	(.303)	(.330)	(.631)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.400)	(.286)	(.303)	(.330)	(.631)
Redemption fees added to paid in
capitalC	.001	.002	.002	.001	.003
Net asset value, end of period	$ 9.95	$9.96	$9.87	$9.44	$9.69
Total ReturnA,B	3.98%	3.87%	7.87%	.80%	3.90%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.13%	1.17%	1.18%	1.20%	1.22%
Expenses net of voluntary waiv-
ers, if any	1.13%	1.17%	1.18%	1.19%	1.06%
Expenses net of all reductions	1.13%	1.17%	1.18%	1.19%	1.06%
Net investment income	3.98%	2.81%	2.96%	3.54%	5.86%
Supplemental Data
Net assets, end of period (in
millions)	$ 511	$389	$113	$75	$76
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Financial Highlights Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.96	$9.87	$9.44	$9.69	$9.94
Income from Investment
Operations
Net investment incomeC	346	.231	.243	.298	.525
Net realized and unrealized
gain (loss)	(.008)	.096	.444	(.263)	(.194)
Total from investment operations	338	.327	.687	.035	.331
Distributions from net investment
income	(.339)	(.239)	(.259)	(.286)	(.584)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.349)	(.239)	(.259)	(.286)	(.584)
Redemption fees added to paid in
capitalC	001	.002	.002	.001	.003
Net asset value, end of period	$ 9.95	$9.96	$9.87	$9.44	$9.69
Total ReturnA,B	3.46%	3.38%	7.38%	.35%	3.42%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.64%	1.65%	1.64%	1.65%	1.66%
Expenses net of voluntary waiv-
ers, if any	1.64%	1.65%	1.63%	1.64%	1.54%
Expenses net of all reductions	1.64%	1.65%	1.63%	1.64%	1.54%
Net investment income	3.47%	2.33%	2.50%	3.09%	5.38%
Supplemental Data
Net assets, end of period (in
millions)	$ 173	$184	$134	$118	$125
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

36

Financial Highlights Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.97	$9.87	$9.45	$9.70	$9.94
Income from Investment
Operations
Net investment incomeC	341	.224	.235	.290	.516
Net realized and unrealized
gain (loss)	(.008)	.107	.434	(.263)	(.184)
Total from investment operations	333	.331	.669	.027	.332
Distributions from net investment
income	(.334)	(.233)	(.251)	(.278)	(.575)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.344)	(.233)	(.251)	(.278)	(.575)
Redemption fees added to paid in
capitalC	001	.002	.002	.001	.003
Net asset value, end of period	$ 9.96	$9.97	$9.87	$9.45	$9.70
Total ReturnA,B	3.40%	3.41%	7.18%	.26%	3.42%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.69%	1.71%	1.72%	1.73%	1.75%
Expenses net of voluntary waiv-
ers, if any	1.69%	1.71%	1.71%	1.73%	1.64%
Expenses net of all reductions	1.69%	1.71%	1.71%	1.73%	1.63%
Net investment income	3.42%	2.27%	2.42%	3.00%	5.28%
Supplemental Data
Net assets, end of period (in
millions)	$ 539	$524	$269	$235	$278
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Financial Highlights Fidelity Floating Rate High Income Fund
Years ended October 31,	2005	2004	2003	2002E
Selected Per Share Data
Net asset value, beginning of period	$9.96	$9.87	$9.44	$9.52
Income from Investment Operations
Net investment incomeD	427	.309	.311	.040
Net realized and unrealized gain (loss)	(.008)	.099	.450	(.084)
Total from investment operations	419	.408	.761	(.044)
Distributions from net investment income	(.420)	(.320)	(.333)	(.037)
Distributions from net realized gain	(.010)	—	—	—
Total distributions	(.430)	(.320)	(.333)	(.037)
Redemption fees added to paid in capitalD	001	.002	.002	.001
Net asset value, end of period	$9.95	$9.96	$9.87	$9.44
Total ReturnB,C	4.30%	4.22%	8.20%	(.45)%
Ratios to Average Net AssetsF
Expenses before expense reductions	82%	.84%	.86%	1.15%A
Expenses net of voluntary waivers, if any	82%	.84%	.86%	.95%A
Expenses net of all reductions	82%	.84%	.86%	.94%A
Net investment income	4.29%	3.14%	3.27%	3.99%A
Supplemental Data
Net assets, end of period (in millions)	$2,471	$1,982	$811	$18
Portfolio turnover rate	66%	61%	55%	77%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E For the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report 38

Financial Highlights Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.96	$ 9.86	$9.44	$9.69	$9.94
Income from Investment
Operations
Net investment incomeB	424.304		.312	.365	.590
Net realized and unrealized
gain (loss)	(.007)	.110	.436	(.262)	(.193)
Total from investment operations	417.414		.748	.103	.397
Distributions from net investment
income	(.418)	(.316)	(.330)	(.354)	(.650)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.428)	(.316)	(.330)	(.354)	(.650)
Redemption fees added to paid in
capitalB	001.002		.002	.001	.003
Net asset value, end of period	$ 9.95	$ 9.96	$9.86	$9.44	$9.69
Total ReturnA	4.27%	4.29%	8.06%	1.06%	4.11%
Ratios to Average Net AssetsC
Expenses before expense
reductions	85%	.87%	.90%	.94%	1.02%
Expenses net of voluntary waiv-
ers, if any	85%	.87%	.89%	.94%	.87%
Expenses net of all reductions	85%	.87%	.89%	.93%	.87%
Net investment income	4.26%	3.11%	3.24%	3.79%	6.05%
Supplemental Data
Net assets, end of period (in
millions)	$ 285	$ 182	$36	$18	$7
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Floating Rate High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds). The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds are

Annual Report

40

1. Significant Accounting Policies continued
Security Valuation continued

valued at their closing net asset value each business day Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The fund earns certain fees in connection with its floating rate loan purchasing activites. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

41 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$30,652
Unrealized depreciation	(4,109)
Net unrealized appreciation (depreciation)	$26,543
Undistributed ordinary income	311
Capital loss carryforward	(3,375)

Cost for federal income tax purposes	$4,386,821
The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$169,978	$69,224

Short Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Annual Report

42

2. Operating Policies continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contrac tually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short term securities and U.S. government securities, aggregated $2,944,358 and $2,348,809, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund’s average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .67% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees based on an annual percentage of each class’ average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$486	$—
Class T	0%	.25%	1,177	49
Class B	55%	.15%	1,263	993
Class C	55%	.25%	4,448	2,133
			$7,374	$3,175

43 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$243
Class T	65
Class B	394
Class C	410
$1,112

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Floating Rate High Income Fund shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$585.18
Class T		709.15
Class B		382.21
Class C		903.16
Fidelity Floating Rate High Income Fund		2,188.09
Institutional Class		297.12
	$5,064

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Annual Report

44

4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM) an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements and totaled $18,141 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,745. The weighted average interest rate was 3.37% .

7. Expense Reductions.

Through arrangements with the fund’s custodian, credits realized as a result of unin vested cash balances were used to reduce the fund’s expenses by $45. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Fidelity Floating Rate High Income Fund	$2

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

45 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,	2005	2004
From net investment income
Class A	$12,889	$5,424
Class T	18,576	5,689
Class B	6,130	3,704
Class C	18,615	8,778
Fidelity Floating Rate High Income Fund	99,532	42,798
Institutional Class	10,451	2,831
Total	$166,193	$69,224
From net realized gain
Class A	$311	$—
Class T	412	—
Class B	184	—
Class C	543	—
Fidelity Floating Rate High Income Fund	2,131	—
Institutional Class	204	—
Total	$3,785	$—

Annual Report

46

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	17,372	27,948	$173,298	$277,030
Reinvestment of distributions	972	400	9,697	3,973
Shares redeemed	(17,054)	(7,275)	(170,023)	(72,139)
Net increase (decrease)	1,290	21,073	$12,972	$208,864
Class T
Shares sold	30,403	35,957	$302,938	$356,199
Reinvestment of distributions	1,707	478	17,036	4,740
Shares redeemed	(19,747)	(8,867)	(196,695)	(87,803)
Net increase (decrease)	12,363	27,568	$123,279	$273,136
Class B
Shares sold	3,269	7,765	$32,570	$76,852
Reinvestment of distributions	468	270	4,667	2,676
Shares redeemed	(4,746)	(3,164)	(47,274)	(31,327)
Net increase (decrease)	(1,009)	4,871	$(10,037)	$48,201
Class C
Shares sold	18,049	32,885	$180,076	$325,903
Reinvestment of distributions	1,287	578	12,828	5,735
Shares redeemed	(17,764)	(8,222)	(177,066)	(81,504)
Net increase (decrease)	1,572	25,241	$15,838	$250,134
Fidelity Floating Rate High
Income Fund
Shares sold	151,558	164,843	$1,511,153	$1,632,450
Reinvestment of distributions	8,742	3,750	87,090	37,164
Shares redeemed	(110,895)	(51,878)	(1,103,883)	(513,641)
Net increase (decrease)	49,405	116,715	$494,360	$1,155,973
Institutional Class
Shares sold	21,744	19,252	$216,646	$190,759
Reinvestment of distributions	444	117	4,394	1,162
Shares redeemed	(11,790)	(4,738)	(117,356)	(46,987)
Net increase (decrease)	10,398	14,631	$103,684	$144,934

47 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series II, includ ing the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial state ments and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2005

Annual Report

48

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, please call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Floating Rate High Income (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

50

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

52

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

53 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

54

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Floating Rate High Income. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice Pres ident and Director of Fidelity’s International Equity Trading group (1998 2005).

55 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Christine McConnell (47)

Year of Election or Appointment: 2003

Vice President of Advisor Floating Rate High Income. Prior to assuming her current responsibilities, Ms. McConnell managed a variety of Fidelity funds. Ms. McConnell also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Floating Rate High Income. He also serves as Sec retary of other Fidelity funds; Vice President, General Counsel, and Sec retary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Floating Rate High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Floating Rate High Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Floating Rate High Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pric ing and Cash Management Services Group (FPCMS).

Annual Report

56

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Floating Rate High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Floating Rate High Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Floating Rate High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Floating Rate High Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Mon asterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Floating Rate High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Man ager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

57 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an em ployee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Floating Rate High Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity In vestments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

58

Distributions

A total of 0.49% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

59 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000

PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000

Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

Annual Report 60

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

Annual Report

62

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one and three year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objec tive similar to that of the fund. The Board did not consider that Lipper peer group to be a meaningful comparison for the fund, however, given the small size of the peer group. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percent age beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

63 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of Institutional Class of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for

Annual Report

64

the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 57% would mean that 43% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2004. The Board considered that the fund’s investment strategy of normally investing at least 80% of the fund’s assets in floating rate loans is more specialized than that of the other funds in the Total Mapped Group and also reviewed data on management fees for other funds in the same Lipper objective. Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees,

65 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Fidelity Floating Rate High Income Fund (retail class) ranked below its competitive median for 2004, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple struc tures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s

Annual Report

66

engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

67 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

68

69 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

AFRI-UANN-1205 1.784742.102

Fidelity Floating Rate High Income Fund (A Class of Fidelity® Advisor Floating Rate High Income Fund)

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	30	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	40	Notes to the financial statements.
Report of Independent	48
Registered Public
Accounting Firm
Trustees and Officers	49
Distributions	59
Proxy Voting Results	60
Board Approval of	61
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Fidelity Floating Rate High Income Fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Fidelity Floating Rate High Income FundB	4.30%	4.35%	4.36%

A From August 16, 2000.
B The initial offering of retail shares took place on September 19, 2002. Returns prior to September 19, 2002 are those of the Institutional class of Fidelity Advisor Floating Rate High Income Fund, one of the original classes of the fund.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Floating Rate High Income Fund on August 16, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the CSFB Leveraged Loan Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity Floating Rate High Income Fund

The leveraged loan market posted a healthy return for the 12 months ending October 31, 2005, as a continuation of tight market technicals loan supply and demand low default rates and the positive impact of rising interest rates translated into higher loan coupon payments. According to Standard & Poor’s® (S&P®), demand for leveraged loans continued to exceed supply, leaving industrywide cash positions at approximately $25 billion. Strong demand was driven predominantly by newly created collateralized loan obligation structures as well as incremental buying from the commercial and Japanese banks. Tight loan markets led to increased loan refinancing activity at tighter yield spreads. According to S&P, the average credit yield spread of most liquid issues narrowed from 282 basis points (bps) to 268 bps. Nonetheless, the average loan coupon continued to rise, predominantly due to the increase in LIBOR (London Interbank Offered Rate) rates. During the year, the Federal Reserve Board raised rates by 200 bps, causing LIBOR to increase by 185 bps to 4.26% . New issue loan prices, on average, began trading above 101 and secondary prices remained firm. The default rate remained low at 1.73% as of October 31, but there was a subtle shift in the composition of the S&P Leveraged Loan index. Single B rated loans represented 51% of the index, versus 46% a year ago.

During the past year, Fidelity Floating Rate High Income returned 4.30% . In comparison, the LipperSM Loan Participation Funds Average returned 4.10% and the fund’s benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index at New Issue, returned 5.87% . Shareholders should note that the CSFB Leveraged Loan index is “at New Issue” and not an actively monitored and maintained index. The CSFB index markets itself as using spreads at new issue and does not purport to adjust those spreads for changes that occur during the life of the loan. Investment decisions that helped performance versus the index were linked to the avoidance of distressed situations in consumer related sectors, specifically in autos and auto related (Meridian Auto); food related (Atkins Nutritionals); and textiles (Galey & Lord). Key factors that hurt relative performance included the fund’s cash position and underweightings in the distressed independent power producer sector, among them Covanta, American National Power and Teco Panda.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the esti mate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

7 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,024.00	$5.31
HypotheticalA	$1,000.00	$1,019.96	$5.30
Class T
Actual	$1,000.00	$1,023.70	$5.66
HypotheticalA	$1,000.00	$1,019.61	$5.65
Class B
Actual	$1,000.00	$1,021.00	$8.30
HypotheticalA	$1,000.00	$1,016.99	$8.29
Class C
Actual	$1,000.00	$1,020.80	$8.46
HypotheticalA	$1,000.00	$1,016.84	$8.44
Fidelity Floating Rate High
Income Fund
Actual	$1,000.00	$1,025.20	$4.08
HypotheticalA	$1,000.00	$1,021.17	$4.08
Institutional Class
Actual	$1,000.00	$1,025.10	$4.24
HypotheticalA	$1,000.00	$1,021.02	$4.23

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.04%
Class T	1.11%
Class B	1.63%
Class C	1.66%
Fidelity Floating Rate High Income Fund	80%
Institutional Class	83%

Annual Report

8

Investment Changes

Top Five Holdings as of October 31, 2005
(by issuer, excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Charter Communications Operating LLC	2.8	2.8
Qwest Corp.	2.0	2.0
EchoStar DBS Corp.	2.0	1.7
SunGard Data Systems, Inc.	1.8	0.0
El Paso Corp.	1.8	1.6
	10.4
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Cable TV	12.8	12.9
Telecommunications	8.1	8.8
Healthcare	7.3	6.0
Energy	7.1	4.4
Technology	4.8	2.8

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

9 Annual Report

Investment Changes continued

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Floating Rate Loans (d) 72.9%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Aerospace – 0.6%
DRS Technologies, Inc. term loan 5.7732% 11/4/10 (c)	664	664
Mid-Western Aircraft Systems, Inc. Tranche B, term loan
6.4094% 12/31/11 (c)	14,145	14,374
Standard Aero Holdings, Inc. term loan 6.245%
8/24/12 (c)	6,646	6,721
Transdigm, Inc. term loan 6.1854% 7/22/10 (c)	1,572	1,591
		23,350
Air Transportation – 0.4%
Delta Air Lines, Inc. Tranche B, term loan 10.39%
3/16/08 (c)	8,290	8,580
US Airways Group, Inc. Tranche 1A, term loan
10.0256% 9/30/10 (c)	9,000	9,090
		17,670
Automotive 2.1%
Accuride Corp. term loan 6.1773% 1/31/12 (c)	5,468	5,516
Advance Auto Parts, Inc. Tranche B, term loan 5.638%
9/30/10 (c)	2,986	3,019
Affinia Group, Inc. Tranche B, term loan 6.4%
11/30/11 (c)	1,441	1,432
AM General LLC Tranche B1, term loan 8.5898%
11/1/11 (c)	1,850	1,924
Delphi Corp.:
revolver loan 11% 6/18/09 (c)	6,800	6,809
Tranche B, term loan 10.3% 6/14/11 (c)	9,998	10,410
Enersys Capital, Inc. term loan 5.8559% 3/17/11 (c)	988	995
Federal-Mogul Corp. Tranche C, term loan 7.83%
1/1/49 (c)	2,000	2,000
Goodyear Tire & Rubber Co. Tranche 1, 5.6465%
4/30/10 (c)	17,820	17,976
Key Safety Systems, Inc. Tranche B, term loan 6.8646%
6/24/10 (c)	2,696	2,686
Mark IV Industries, Inc. Tranche B, term loan 7.0365%
6/23/11 (c)	2,949	2,978
Rexnord Corp. term loan 6.1505% 12/31/11 (c)	2,826	2,872
Tenneco Auto, Inc.:
Tranche B, term loan 6.08% 12/12/10 (c)	3,042	3,095
Tranche B1, Credit-Linked Deposit 6.3388%
12/12/10 (c)	1,336	1,360
Travelcenters of America, Inc. Tranche B, term loan
5.71% 12/1/11 (c)	7,573	7,658

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Automotive continued
TRW Automotive Holdings Corp.:
Tranche B, term loan 5.25% 6/30/12 (c)	2,295	2,295
Tranche E, term loan 4.9375% 10/31/10 (c)	14,888	14,888
		87,913
Broadcasting – 1.4%
Emmis Operating Co. Tranche B, term loan 5.72%
11/10/11 (c)	21,835	21,862
Entravision Communication Corp. term loan 5.55%
3/29/13 (c)	6,000	6,053
Gray Television, Inc. Tranche B, term loan 5.35%
12/31/12 (c)	2,617	2,621
Nexstar Broadcasting, Inc. Tranche B, term loan
5.6644% 10/1/12 (c)	14,725	14,762
Raycom TV Broadcasting, Inc.:
Tranche A, term loan 5.6875% 10/6/11 (c)	2,000	2,003
Tranche B, term loan 6.0625% 4/6/12 (c)	3,000	3,011
Spanish Broadcasting System, Inc. Tranche 1, term loan
6.03% 6/10/12 (c)	7,960	8,079
		58,391
Building Materials – 0.8%
Contech Construction Products, Inc., Ohio term loan
6.1793% 12/7/10 (c)	2,184	2,214
Goodman Global Holdings, Inc. term loan 6.375%
12/23/11 (c)	5,384	5,458
Masonite International Corp. term loan 6.2032%
4/5/13 (c)	16,418	16,335
Nortek Holdings, Inc. term loan 5.9153% 8/27/11 (c) .	11,880	11,999
		36,006
Cable TV – 10.4%
Adelphia Communications Corp. Tranche B, term loan
6.3041% 3/31/06 (c)	30,350	30,502
Century TCI California LP term loan 6.75%
12/31/07 (c)	7,016	6,972
Charter Communications Operating LLC:
Tranche A, term loan 7.25% 4/27/10 (c)	8,989	8,978
Tranche B, term loan 7.4998% 4/7/11 (c)	113,514	113,778
Cox Communications, Inc. term loan 4.845%
12/8/09 (c)	21,000	21,000
DIRECTV Holdings LLC Tranche B, term loan 5.4278%
4/13/13 (c)	24,347	24,499
Hilton Head Communications LP Tranche B, term loan 8%
3/31/08 (c)	5,150	5,073
See accompanying notes which are an integral part of the financial statements.

Annual Report 12

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Cable TV – continued
Insight Midwest Holdings LLC:
Tranche A, term loan 5.3125% 6/30/09 (c)	21,114	21,114
Tranche C, term loan 6.0625% 12/31/09 (c)	14,745	14,911
Mediacom Broadband LLC/Mediacom Broadband Corp.
Tranche B, term loan 6.028% 2/1/14 (c)	3,950	4,000
Mediacom LLC Tranche B, term loan 6.2754%
3/31/13 (c)	13,895	14,103
NTL Investment Holdings Ltd. Tranche B, term loan 7.14%
6/13/12 (c)	42,647	42,860
Olympus Cable Holdings LLC Tranche A, term loan 8%
6/30/10 (c)	11,200	11,032
PanAmSat Corp. Tranche B, term loan 6.1067%
8/20/11 (c)	52,597	53,123
Rainbow Media Holdings, Inc. Tranche B, term loan
6.625% 3/31/12 (c)	5,970	6,015
San Juan Cable, Inc. Tranche 1, term loan 6.063%
10/31/12 (c)	5,000	5,031
Telewest Global Finance LLC:
Tranche B, term loan 6.1511% 12/20/12 (c)	11,216	11,216
Tranche C, term loan 6.9011% 12/20/13 (c)	8,577	8,577
UPC Broadband Holding BV Tranche H2, term loan
6.5544% 9/30/12 (c)	33,000	33,289
UPC Distribution Holdings BV Tranche F, term loan
7.19% 12/31/11 (c)	11,008	11,146
		447,219
Capital Goods 1.7%
AGCO Corp. term loan 5.7704% 7/3/09 (c)	9,338	9,478
Amsted Industries, Inc. Tranche B, term loan 6.6229%
10/15/10 (c)	6,704	6,771
Chart Industries, Inc. Tranche B, term loan 6.0625%
10/17/12 (c)	3,830	3,873
Dresser, Inc. Tranche C, term loan 6.59% 4/10/09 (c)	4,278	4,342
Flowserve Corp. term loan 5.8125% 8/10/12 (c)	12,010	12,160
Hexcel Corp. Tranche B, term loan 5.8132% 3/1/12 (c)	5,057	5,114
Invensys International Holding Ltd.:
Tranche A, term loan 6.7623% 3/5/09 (c)	1,946	1,975
Tranche B1, term loan 7.7913% 9/4/09 (c)	6,269	6,340
Mueller Group, Inc. term loan 6.4013% 10/3/12 (c)	8,100	8,191
Terex Corp.:
term loan 6.915% 12/31/09 (c)	1,496	1,511
Tranche B, term loan 6.415% 7/3/09 (c)	7,347	7,421
Walter Industries, Inc. term loan 6.0399% 10/3/12 (c) .	6,480	6,545
		73,721
See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Chemicals – 3.0%
Basell USA, Inc.:
Tranche B2, term loan 6.5813% 8/1/13 (c)	1,730	1,758
Tranche C2, term loan 7.2431% 8/1/14 (c)	1,730	1,758
Celanese AG Credit-Linked Deposit 6.39% 4/6/09 (c)	6,000	6,075
Celanese Holding LLC term loan 6.2967% 4/6/11 (c)	34,846	35,456
Hercules, Inc. Tranche B, term loan 5.8557%
10/8/10 (c)	5,425	5,479
Huntsman International LLC Tranche B, term loan 5.72%
8/16/12 (c)	29,420	29,531
Innophos, Inc. Tranche B, term loan 6.2144%
8/13/10 (c)	4,169	4,211
Mosaic Co. Tranche B, term loan 5.2323% 2/21/12 (c)	8,749	8,814
Nalco Co. Tranche B, term loan 5.8126% 11/4/10 (c) .	18,536	18,814
Rockwood Specialties Group, Inc. Tranche B, term loan
6.4656% 7/30/12 (c)	14,627	14,846
		126,742
Consumer Products – 1.8%
ACCO Brands Corp. Tranche B, term loan 5.7255%
8/17/12 (c)	11,190	11,316
American Achievement Corp. Tranche B, term loan
6.5353% 3/25/11 (c)	3,136	3,175
Central Garden & Pet Co. Tranche B, term loan 5.7828%
5/14/09 (c)	978	990
Church & Dwight Co., Inc. Tranche B, term loan 5.82%
5/28/11 (c)	8,095	8,196
Jarden Corp.:
term loan 6.0204% 1/24/12 (c)	12,091	12,181
Tranche B2, term loan 5.6881% 1/24/12 (c)	3,588	3,597
Jostens IH Corp. Tranche B, term loan 5.943%
10/4/11 (c)	14,013	14,188
National Bedding Co. LLC Tranche 1, term loan
5.9831% 8/31/11 (c)	1,987	1,997
Rayovac Corp. term loan 6.0049% 2/7/12 (c)	5,075	5,087
Revlon Consumer Products Corp. term loan 9.86%
7/9/10 (c)	6,750	7,003
Sealy Mattress Co. Tranche D, term loan 5.7262%
4/6/12 (c)	7,423	7,488
Weight Watchers International, Inc.:
Tranche B, term loan 5.64% 3/31/10 (c)	1,211	1,223
Tranche C, term loan 5.6532% 3/31/10 (c)	1,980	1,995
		78,436

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Containers – 1.4%
Berry Plastics Corp. term loan 6.105% 12/2/11 (c)	2,239	2,267
BWAY Corp. Tranche B term loan 6.3125% 6/30/11 (c)	5,468	5,523
Graham Packaging Holdings Co. Tranche B1, term loan
6.5554% 10/4/11 (c)	18,931	19,168
Intertape Polymer, Inc. Tranche B, term loan 6.1212%
7/28/11 (c)	6,928	6,997
Owens-Illinois Group, Inc.:
Tranche A1, term loan 5.67% 4/1/07 (c)	6,328	6,367
Tranche B1, term loan 5.78% 4/1/08 (c)	5,185	5,224
Owens-Illinois, Inc. Tranche C1, term loan 5.87%
4/1/08 (c)	7,360	7,369
Solo Cup Co. term loan 5.9385% 2/27/11 (c)	7,370	7,389
		60,304
Diversified Financial Services – 0.3%
Global Cash Access LLC/Global Cash Access Finance
Corp. Tranche B, term loan 6.3313% 3/10/10 (c)	4,941	5,009
Newkirk Master LP Tranche B, term loan 5.9912%
8/11/08 (c)	5,982	6,057
		11,066
Diversified Media – 0.2%
Adams Outdoor Advertising Ltd. term loan 6.1963%
10/18/12 (c)	3,053	3,099
R.H. Donnelley Corp. Tranche A3, term loan 5.8051%
12/31/09 (c)	1,740	1,748
Thomson Media, Inc. Tranche B1, term loan 6.2704%
11/8/11 (c)	3,282	3,323
		8,170
Electric Utilities – 3.8%
AES Corp. term loan 5.38% 8/10/11 (c)	5,429	5,490
Allegheny Energy Supply Co. LLC term loan 5.7881%
3/8/11 (c)	30,010	30,385
Centerpoint Energy House Electric LLC term loan
13.2425% 11/11/05 (c)	31,950	32,349
La Paloma Generating Co. LLC:
Credit-Linked Deposit 5.7469% 8/16/12 (c)	525	530
term loan 5.7704% 8/16/12 (c)	3,455	3,485
Midwest Generation LLC term loan 6.1568%
4/27/11 (c)	908	924
NRG Energy, Inc.:
Credit-Linked Deposit 5.7953% 12/24/11 (c)	8,094	8,134
term loan 5.8954% 12/24/11 (c)	10,328	10,380

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Electric Utilities – continued
Primary Energy Finance LLC term loan 6.0204%
8/24/12 (c)	2,000	2,030
Riverside Energy Center LLC:
term loan 8.4931% 6/24/11 (c)	12,723	13,105
Credit-Linked Deposit 8.4931% 6/24/11 (c)	595	604
Texas Genco LLC term loan 5.8797% 12/14/11 (c)	57,375	57,375
		164,791
Energy – 5.4%
ATP Oil & Gas Corp. term loan 9.5179% 4/14/10 (c)	1,990	2,050
Boart Longyear Holdings, Inc. Tranche 1, term loan
6.53% 7/22/12 (c)	3,441	3,437
Buckeye Pipe Line Co. term loan 6.295% 12/17/11 (c) .	2,895	2,924
Coffeyville Resources LLC:
Credit-Linked Deposit 6.3604% 7/8/11 (c)	4,800	4,878
Tranche 2, term loan 10.8125% 7/8/13 (c)	2,000	2,060
Tranche B1, term loan 6.5658% 7/8/12 (c)	7,182	7,299
Dresser-Rand Group, Inc. Tranche B, term loan 6.0842%
10/29/11 (c)	5,920	6,009
El Paso Corp.:
Credit-Linked Deposit 6.6466% 11/22/09 (c)	27,375	27,546
term loan 6.8125% 11/22/09 (c)	45,171	45,510
EPCO Holdings, Inc. Tranche B, term loan 6.4213%
8/16/10 (c)	13,000	13,163
Kerr-McGee Corp.:
Tranche B, term loan 6.51% 5/24/11 (c)	49,875	49,875
Tranche X, term loan 6.26% 5/24/07 (c)	9,800	9,800
Lyondell-Citgo Refining LP term loan 5.51% 5/21/07 (c)	7,900	7,979
Regency Gas Services LLC Tranche 1, term loan:
6.7449% 6/1/10 (c)	998	1,010
6.78% 6/1/10 (c)	3,772	3,819
Targa Resources, Inc. / Targa Resources Finance Corp.:
term loan 6.34% 10/31/12 (c)	13,710	13,744
Credit-Linked Deposit 6.4581% 10/31/12 (c)	3,290	3,299
Universal Compression, Inc. term loan 5.59%
2/15/12 (c)	9,300	9,405
Vulcan/Plains Resources, Inc. term loan 5.8492%
8/12/11 (c)	5,080	5,150
Williams Production RMT Co. Tranche C, term loan 6.2%
5/30/08 (c)	13,810	13,948
		232,905

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Entertainment/Film 2.3%
Alliance Atlantis Communications, Inc. Tranche B, term
loan 5.8313% 12/19/11 (c)	3,980	4,015
Cinemark USA, Inc. term loan 5.18% 3/31/11 (c)	10,786	10,894
Loews Cineplex Entertainment Corp. term loan 6.1712%
6/30/11 (c)	18,044	18,135
MGM Holdings II, Inc. Tranche B, term loan 6.2704%
4/8/12 (c)	37,000	37,278
Regal Cinemas Corp. term loan 6.0204% 11/10/10 (c)	27,616	27,892
		98,214
Environmental – 1.2%
Allied Waste Industries, Inc.:
term loan 6.038% 1/15/12 (c)	36,883	37,067
Tranche A, Credit-Linked Deposit 5.8638%
1/15/12 (c)	13,937	14,007
Waste Services, Inc. Tranche B, term loan 8.594%
3/31/11 (c)	1,990	2,005
		53,079
Food and Drug Retail – 0.7%
Jean Coutu Group (PJC) USA, Inc. Tranche B, term loan
6.4997% 7/30/11 (c)	30,195	30,572
Food/Beverage/Tobacco – 1.4%
Commonwealth Brands, Inc. term loan 7.125%
8/28/07 (c)	291	296
Constellation Brands, Inc. Tranche B, term loan 5.6593%
11/30/11 (c)	33,109	33,399
Del Monte Corp. Tranche B, term loan 5.73% 2/8/12 (c)	1,791	1,816
Doane Pet Care Co. term loan 6.488% 10/24/12 (c)	6,810	6,878
Dr Pepper/Seven Up Bottling Group, Inc. Tranche B,
term loan 6.1579% 12/19/10 (c)	8,755	8,853
Michael Foods, Inc. Tranche B, term loan 5.1871%
11/21/10 (c)	5,758	5,830
Reddy Ice Group, Inc. term loan 5.865% 8/12/12 (c)	2,000	2,025
		59,097
Gaming – 2.7%
Alliance Gaming Corp. term loan 6.77% 9/5/09 (c)	3,714	3,686
Ameristar Casinos, Inc.:
term loan 6.0625% 12/20/06 (c)	2,496	2,530
Tranche B, term loan 6.0625% 12/20/06 (c)	1,951	1,978
BLB Worldwide Holdings, Inc. Tranche 1, term loan
6.079% 6/30/12 (c)	7,990	8,080

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Gaming – continued
Boyd Gaming Corp. term loan 5.61% 6/30/11 (c)	13,346	13,396
Choctaw Resort Development Enterprise term loan
5.9177% 11/4/11 (c)	2,364	2,388
Green Valley Ranch Gaming LLC term loan 6.0204%
12/17/11 (c)	3,707	3,753
Herbst Gaming, Inc. term loan 6.1973% 1/7/11 (c)	3,582	3,618
Isle Capri Black Haw LLC / Isle Capri Black Hawk
Capital term loan 6.0829% 10/25/11 (c)	500	504
Marina District Finance Co., Inc. term loan 5.91%
10/14/11 (c)	8,615	8,669
Motor City Casino Tranche B, term loan 5.9333%
7/29/12 (c)	11,581	11,682
Penn National Gaming, Inc. Tranche B, term loan
6.082% 7/31/12 (c)	5,000	5,069
Trump Entertainment Resorts Holdings LP Tranche B, term
loan 6.14% 5/20/12 (c)	14,632	14,778
Venetian Casino Resort LLC Tranche B, term loan
5.7704% 6/15/11 (c)	24,200	24,321
Wynn Las Vegas LLC term loan 6.195% 12/14/11 (c)	12,650	12,761
		117,213
Healthcare 7.2%
Alliance Imaging, Inc. Tranche C1, term loan 6.4148%
12/29/11 (c)	2,736	2,767
AMR HoldCo, Inc./ EmCare HoldCo, Inc. term loan
6.4445% 2/7/12 (c)	7,164	7,191
Beverly Enterprises, Inc. term loan 6.4772%
10/22/08 (c)	1,960	1,962
Community Health Systems, Inc. term loan 5.61%
8/19/11 (c)	36,209	36,707
Concentra Operating Corp. term loan 6.05%
9/30/11 (c)	8,000	8,090
CONMED Corp. Tranche C, term loan 6.2813%
12/15/09 (c)	381	385
Cooper Companies, Inc. Tranche B, term loan 5.5%
1/6/12 (c)	10,726	10,820
DaVita, Inc. Tranche B, term loan 4.1762% 10/5/12 (c)	49,039	49,714
Fisher Scientific International, Inc. term loan 5.5204%
8/2/11 (c)	7,900	7,920
HCA, Inc. term loan 5.08% 11/9/09 (c)	24,800	24,490
HealthSouth Corp.:
Credit-Linked Deposit 6.2818% 6/14/07 (c)	8,294	8,315
term loan 6.53% 6/14/07 (c)	31,860	31,940

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Healthcare continued
Iasis Healthcare LLC Tranche B, term loan 6.3036%
6/22/11 (c)	14,321	14,500
Kinetic Concepts, Inc. Tranche B1, term loan 5.78%
8/11/10 (c)	5,246	5,286
LifePoint Hospitals, Inc. Tranche B, term loan 5.435%
4/15/12 (c)	27,315	27,486
Mylan Laboratories, Inc. Tranche B, term loan 5.4%
6/30/10 (c)	4,509	4,559
PacifiCare Health Systems, Inc. Tranche B, term loan
5.3086% 12/6/10 (c)	19,850	19,900
Psychiatric Solutions, Inc. term loan 5.73% 7/1/12 (c)	4,862	4,916
Renal Advantage, Inc. Tranche B, term loan 6.44%
9/30/12 (c)	5,310	5,363
Renal Care Group, Inc.:
term loan 5.5497% 2/10/09 (c)	2,738	2,744
Tranche A, term loan 5.33% 2/10/09 (c)	3,000	3,000
Sybron Dental Management, Inc. term loan 5.7945%
6/6/09 (c)	469	471
U.S. Oncology, Inc. Tranche B, term loan 6.6798%
8/20/11 (c)	8,574	8,682
Vanguard Health Holding Co. I term loan 6.2106%
9/23/11 (c)	5,806	5,879
Vicar Operating, Inc. term loan 5.625% 5/16/11 (c)	2,765	2,792
VWR Corp. Tranche B, term loan 6.69% 4/7/11 (c)	5,773	5,853
Warner Chilcott Corp. term loan 6.6701% 1/18/12 (c) .	7,939	7,959
		309,691
Homebuilding/Real Estate – 2.7%
Apartment Investment & Management Co. term loan
5.89% 11/2/09 (c)	2,100	2,124
Blount, Inc. Tranche B, term loan 6.6069% 8/9/10 (c)	3,006	3,044
CB Richard Ellis Services, Inc. term loan 5.1371%
3/31/10 (c)	8,258	8,341
Corrections Corp. of America Tranche C, term loan
5.8368% 3/31/08 (c)	690	697
Crescent Real Estate Funding XII LP term loan 6.11%
1/12/06 (c)	1,052	1,056
General Growth Properties, Inc.:
Tranche A, term loan 5.61% 11/12/07 (c)	29,178	29,288
Tranche B, term loan 6.09% 11/12/08 (c)	39,780	40,128
Landsource Communication Development LLC Tranche B,
term loan 6.5% 3/31/10 (c)	2,800	2,821

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Homebuilding/Real Estate – continued
Lion Gables Realty LP term loan 5.63% 9/30/06 (c)	25,246	25,373
Maguire Properties, Inc. Tranche B, term loan 5.64%
3/15/10 (c)	1,844	1,861
		114,733
Hotels 0.3%
Starwood Hotels & Resorts Worldwide, Inc. term loan
5.3313% 10/9/06 (c)	13,171	13,171
Insurance – 0.1%
Conseco, Inc. term loan 5.9551% 6/22/10 (c)	2,347	2,373
Leisure – 1.1%
Mega Bloks, Inc. Tranche B, term loan 5.8843%
7/26/12 (c)	3,980	4,030
Six Flags Theme Park, Inc. Tranche B, term loan
6.7103% 6/30/09 (c)	22,317	22,568
Universal City Development Partners Ltd. term loan
6.0055% 6/9/11 (c)	17,954	18,224
Yankees Holdings LP term loan 6.36% 6/25/07 (c)	943	948
		45,770
Metals/Mining – 1.8%
Alpha National Resources LLC / Alpha National
Resources Capital Corp. Tranche B, term loan
5.8112% 10/26/12 (c)	6,000	6,053
Compass Minerals Tranche B, term loan 6.47%
11/28/09 (c)	37	37
Foundation Pennsylvania Coal Co. Tranche B, term loan
5.8518% 7/30/11 (c)	19,182	19,518
ICG LLC term loan 6.69% 10/1/10 (c)	8,653	8,653
Murray Energy Corp. Tranche 1, term loan 6.86%
1/28/10 (c)	2,985	3,007
Novelis, Inc. term loan 5.46% 1/7/12 (c)	17,286	17,481
Peabody Energy Corp. term loan 4.6503% 3/21/10 (c)	14,833	14,907
Stillwater Mining Co. term loan 7.375% 7/30/10 (c)	2,499	2,537
Trout Coal Holdings LLC / Dakota Tranche 1, term loan
6.0941% 3/23/11 (c)	5,970	6,015
		78,208
Paper 3.2%
Appleton Papers, Inc. term loan 5.4499% 6/11/10 (c) .	3,696	3,733
Boise Cascade Holdings LLC Tranche B, term loan
5.7897% 10/26/11 (c)	24,342	24,647
Buckeye Technologies, Inc. term loan 5.3893%
3/15/08 (c)	3,218	3,230
Escanaba Timber LLC term loan 6.75% 5/2/08 (c)	5,020	5,020

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Paper – continued
Georgia-Pacific Corp. term loan 5.3152% 7/2/09 (c)	21,000	21,038
Graphic Packaging International, Inc. Tranche B, term
loan 6.5234% 8/8/10 (c)	16,094	16,255
Jefferson Smurfit Corp. U.S.:
Tranche B, term loan 6.865% 9/16/10 (c)	220	223
Tranche C, term loan 7.365% 9/16/11 (c)	241	244
Koch Cellulose LLC:
term loan 5.77% 5/7/11 (c)	7,690	7,786
Credit-Linked Deposit 5.36% 5/7/11 (c)	2,375	2,404
NewPage Corp. term loan 6.7877% 5/2/11 (c)	5,985	6,007
Smurfit-Stone Container Enterprises, Inc.:
Credit-Linked Deposit 5.7966% 11/1/10 (c)	4,164	4,216
Tranche B, term loan 5.7714% 11/1/11 (c)	29,390	29,757
Tranche C, term loan 5.875% 11/1/11 (c)	7,880	7,979
Xerium Technologies, Inc. Tranche B, term loan 6.0204%
5/18/12 (c)	4,988	5,044
		137,583
Publishing/Printing – 1.8%
CBD Media, Inc. Tranche D, term loan 6.44%
12/31/09 (c)	5,826	5,892
Dex Media East LLC/Dex Media East Finance Co.:
Tranche A, term loan 5.3295% 11/8/08 (c)	2,999	2,999
Tranche B, term loan 5.781% 5/8/09 (c)	8,010	8,030
Dex Media West LLC/Dex Media West Finance Co.:
Tranche A, term loan 5.302% 9/9/09 (c)	2,689	2,689
Tranche B, term loan 5.7474% 3/9/10 (c)	16,509	16,571
Freedom Communications, Inc. Tranche B, term loan
5.3821% 5/1/13 (c)	2,985	3,004
Herald Media, Inc. term loan 6.78% 7/22/11 (c)	2,455	2,464
Liberty Group Operating, Inc. Tranche B, term loan
6.1875% 2/28/12 (c)	1,474	1,489
Morris Communications Co. LLC:
Tranche A, term loan 5.5625% 9/30/10 (c)	963	969
Tranche C, term loan 5.8125% 3/31/11 (c)	1,985	1,985
R.H. Donnelley Corp. Tranche B2, term loan 5.6957%
6/30/11 (c)	28,058	28,338
Sun Media Corp. Canada Tranche B, term loan
6.2431% 2/7/09 (c)	1,728	1,743
		76,173

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Railroad 0.4%
Kansas City Southern Railway Co. Tranche B1, term loan
5.5903% 3/30/08 (c)	9,925	9,987
RailAmerica, Inc. term loan 5.8974% 9/29/11 (c)	5,883	5,972
		15,959
Restaurants 1.0%
Arby’s Restaurant Group, Inc. Tranche B, term loan
6.2463% 7/25/12 (c)	4,988	5,012
Burger King Corp. Tranche B, term loan 5.8154%
6/30/12 (c)	17,576	17,752
CKE Restaurants, Inc. term loan 6% 5/1/10 (c)	1,474	1,481
Domino’s, Inc. term loan 5.8125% 6/25/10 (c)	9,643	9,788
Jack in the Box, Inc. term loan 5.7518% 1/8/11 (c)	3,534	3,556
Landry’s Seafood Restaurants, Inc. term loan 5.949%
12/28/10 (c)	6,054	6,100
		43,689
Services – 1.2%
CACI International, Inc. term loan 5.2345% 4/30/11 (c)	4,975	5,012
Coinmach Corp. Tranche B, term loan 6.9692%
7/25/09 (c)	2,127	2,153
Coinstar, Inc. term loan 6.1% 7/1/11 (c)	6,106	6,198
Iron Mountain, Inc.:
term loan 5.625% 4/2/11 (c)	11,253	11,365
Tranche R, term loan 5.7188% 4/2/11 (c)	4,963	5,012
JohnsonDiversey, Inc. Tranche B, term loan 5.46%
11/3/09 (c)	2,577	2,590
Knowledge Learning Corp. term loan 6.59% 1/7/12 (c)	2,859	2,859
Rural/Metro Corp.:
Credit-Linked Deposit 6.39% 3/4/11 (c)	408	414
term loan 6.0375% 3/4/11 (c)	1,409	1,430
The Geo Group, Inc. term loan 6.06% 9/14/11 (c)	1,306	1,313
United Rentals, Inc.:
term loan 6.32% 2/14/11 (c)	7,154	7,225
Tranche B, Credit-Linked Deposit 6.05% 2/14/11 (c) .	1,259	1,271
US Investigations Services, Inc. term loan 6.57%
10/14/12 (c)	6,000	6,060
		52,902

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Floating Rate Loans (d) continued
		Principal	Value (Note 1)
		Amount (000s)	(000s)
Shipping – 0.2%
Baker Tanks, Inc. term loan 6.7002% 1/30/11 (c)		3,277	3,277
Horizon Lines LLC Tranche B, term loan 6.52%
7/7/11 (c)		3,802	3,854
Ozburn Hessey Holding Co. LLC term loan 6.6606%
8/9/12 (c)		2,531	2,569
			9,700
Super Retail – 0.6%
Alimentation Couche-Tard, Inc. term loan 5.6875%
12/17/10 (c)		1,564	1,584
Buhrmann US, Inc. Tranche B1, term loan 6.2983%
12/31/10 (c)		5,619	5,731
Neiman Marcus Group, Inc. term loan 6.475%
4/6/13 (c)		19,000	19,095
			26,410
Technology – 4.4%
AMI Semiconductor, Inc. term loan 5.5813% 4/1/12 (c)		4,980	4,992
Anteon International Corp. term loan 5.8313%
12/31/10 (c)		6,893	6,945
Eastman Kodak Co. term loan 6.4467% 10/20/12 (c)	.	16,000	15,940
Fairchild Semiconductor Corp. Tranche B3, term loan
5.605% 12/31/10 (c)		8,933	8,977
Fidelity National Information Solutions, Inc.:
Tranche A, term loan 5.4354% 3/9/11 (c)		1,995	1,990
Tranche B, term loan 5.6854% 3/9/13 (c)		31,971	32,051
Global Imaging Systems, Inc. term loan 5.3759%
5/10/10 (c)		2,716	2,729
K & F Industries, Inc. term loan 6.3762% 11/18/12 (c)	.	7,315	7,388
ON Semiconductor Corp. Tranche G, term loan
7.0625% 12/15/11 (c)		5,943	6,032
SSA Global Technologies, Inc. term loan 5.97%
9/22/11 (c)		3,990	4,000
SunGard Data Systems, Inc. Tranche B, term loan 6.28%
2/10/13 (c)		76,813	77,293
Verifone, Inc. Tranche B, term loan 6.2431%
6/30/11 (c)		2,873	2,902
Xerox Corp. term loan 5.99% 9/30/08 (c)		17,000	17,170
			188,409
Telecommunications – 5.1%
AAT Communications Corp.:
Tranche 2, term loan 6.61% 7/29/13 (c)		2,760	2,798
Tranche B1, term loan 5.61% 7/27/12 (c)		17,620	17,840

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Floating Rate Loans (d) continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Telecommunications – continued
Alaska Communications Systems Holding term loan:
6.0204% 2/1/12 (c)	8,000	8,100
6.0204% 2/1/12 (c)	1,000	1,013
Centennial Cellular Operating Co. LLC term loan
6.3361% 2/9/11 (c)	14,795	14,795
Cincinnati Bell, Inc. Tranche B, term loan 5.375%
8/31/12 (c)	12,000	12,060
Consolidated Communications, Inc. Tranche B term loan
4.6079% 10/14/11 (c)	2,000	2,020
FairPoint Communications, Inc. Tranche B, term loan
5.8125% 2/8/12 (c)	1,500	1,513
Intelsat Ltd. term loan 5.8125% 7/28/11 (c)	23,508	23,713
Iowa Telecommunication Services, Inc. Tranche B, term
loan 5.71% 11/23/11 (c)	4,000	4,050
Madison River Capital LLC/Madison River Finance Corp.
Tranche B, term loan 6.59% 7/29/12 (c)	5,000	5,072
New Skies Satellites BV term loan 6.4145% 5/2/11 (c) .	5,279	5,352
Nextel Partners Operating Corp. Tranche D, term loan
5.37% 5/31/12 (c)	18,000	18,090
NTELOS, Inc. Tranche B, term loan 6.53% 8/24/11 (c) .	6,948	7,017
Qwest Corp.:
Tranche A, term loan 8.53% 6/30/07 (c)	33,400	34,360
Tranche B, term loan 6.95% 6/30/10 (c)	9,000	8,978
SBA Senior Finance, Inc. Tranche C, term loan 8.1216%
10/31/08 (c)	12,729	12,729
Triton PCS, Inc. term loan 7.34% 11/18/09 (c)	14,888	15,036
Valor Telecommunications Enterprises LLC/Valor Finance
Corp. Tranche B, term loan 5.797% 2/14/12 (c)	9,135	9,249
Wind Telecomunicazioni Spa:
Tranche B, term loan 6.75% 9/21/13 (c)	7,500	7,444
Tranche C, term loan 7.25% 9/21/14 (c)	7,500	7,444
		218,673
Textiles & Apparel – 0.2%
Polymer Group, Inc. term loan 7.25% 4/27/10 (c)	931	945
William Carter Co. term loan 5.7178% 6/29/12 (c)	9,375	9,480
		10,425

TOTAL FLOATING RATE LOANS
(Cost $3,106,969)		3,128,728

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Nonconvertible Bonds 13.6%
		Principal	Value (Note 1)
		Amount (000s)	(000s)
Air Transportation – 0.1%
Delta Air Lines, Inc. pass thru trust certificates 7.57%
11/18/10		6,000	$5,809
Automotive 0.0%
General Motors Acceptance Corp. 4.67% 3/20/07 (c)	.	2,000	1,967
Banks and Thrifts – 0.0%
Doral Financial Corp. 5.0041% 7/20/07 (c)		2,000	1,830
Broadcasting – 0.6%
Gray Television, Inc. 9.25% 12/15/11		1,000	1,073
Paxson Communications Corp. 6.9% 1/15/10 (b)(c)		8,500	8,532
Radio One, Inc. 8.875% 7/1/11		7,000	7,368
XM Satellite Radio, Inc. 9.1931% 5/1/09 (c)		9,700	9,797
			26,770
Building Materials – 0.1%
Texas Industries, Inc. 7.25% 7/15/13 (b)		2,000	2,070
Cable TV 2.4%
Cablevision Systems Corp. 8.7163% 4/1/09 (c)		5,000	5,113
CSC Holdings, Inc.:
7.875% 12/15/07		9,000	9,225
10.5% 5/15/16		2,000	2,140
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375%
3/15/13		1,963	2,132
EchoStar DBS Corp.:
5.75% 10/1/08		4,000	3,915
7.3044% 10/1/08 (c)		79,285	80,871
			103,396
Capital Goods 0.1%
Tyco International Group SA yankee 6.375% 2/15/06	.	3,000	3,015
Chemicals – 0.3%
Equistar Chemicals LP/Equistar Funding Corp. 10.625%
5/1/11		2,000	2,170
Georgia Gulf Corp. 7.625% 11/15/05		2,000	2,005
Huntsman Advanced Materials LLC 11.83% 7/15/08 (c)		1,053	1,103
NOVA Chemicals Corp. 7.5469% 11/15/13 (b)(c)		6,000	6,068
			11,346
Containers – 0.2%
Ball Corp. 7.75% 8/1/06		5,000	5,075
Owens-Brockway Glass Container, Inc. 8.875%
2/15/09		3,000	3,120
			8,195

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Diversified Financial Services – 0.5%
Residential Capital Corp. 5.385% 6/29/07 (b)(c)	20,000	$20,191
Diversified Media – 0.6%
Liberty Media Corp. 5.37% 9/17/06 (c)	26,000	26,178
Electric Utilities – 0.7%
AES Corp. 8.75% 6/15/08	3,000	3,131
CMS Energy Corp. 9.875% 10/15/07	12,000	12,900
Power Contract Financing LLC 5.2% 2/1/06 (b)	252	246
Sierra Pacific Resources 6.75% 8/15/17 (b)	5,000	4,963
TECO Energy, Inc.:
5.6931% 5/1/10 (c)	5,000	5,050
6.125% 5/1/07	4,000	4,015
		30,305
Energy – 1.7%
El Paso Corp. 7.625% 8/16/07	4,000	4,060
El Paso Energy Corp. 6.95% 12/15/07	3,350	3,367
Parker Drilling Co. 8.62% 9/1/10 (c)	5,000	5,163
Pemex Project Funding Master Trust 5.17%
6/15/10 (b)(c)	18,000	18,630
Premcor Refining Group, Inc.:
9.25% 2/1/10	2,000	2,195
9.5% 2/1/13	2,000	2,270
Sonat, Inc. 7.625% 7/15/11	3,000	3,008
Southern Natural Gas Co. 8.875% 3/15/10	840	895
Tesoro Corp. 8% 4/15/08	1,000	1,043
The Coastal Corp.:
6.5% 5/15/06	6,000	6,015
7.5% 8/15/06	2,000	2,023
Williams Companies, Inc. 5.89% 10/1/10 (b)(c)	17,000	17,085
Williams Companies, Inc. Credit Linked Certificate Trust
IV 6.96% 5/1/09 (b)(c)	7,000	7,280
		73,034
Entertainment/Film 0.5%
AMC Entertainment, Inc. 8.04% 8/15/10 (c)	21,000	21,420
Food and Drug Retail – 0.4%
Rite Aid Corp.:
6% 12/15/05 (b)	7,000	7,014
12.5% 9/15/06	8,000	8,430
		15,444
Food/Beverage/Tobacco – 0.0%
Canandaigua Brands, Inc. 8.625% 8/1/06	1,000	1,023

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Gaming – 0.2%
Chukchansi Economic Development Authority 7.9662%
11/15/12 (b)(c)	3,000	3,026
Mandalay Resort Group:
9.5% 8/1/08	2,000	2,160
10.25% 8/1/07	2,000	2,133
Mirage Resorts, Inc. 6.75% 8/1/07	3,000	3,034
		10,353
Healthcare 0.1%
Service Corp. International (SCI) 6.5% 3/15/08	2,000	2,015
Leisure – 0.1%
Universal City Florida Holding Co. I/II 8.4431%
5/1/10 (c)	5,140	5,243
Metals/Mining – 0.5%
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	8,000	7,880
10.125% 2/1/10	11,470	12,646
		20,526
Paper 0.1%
Boise Cascade LLC/Boise Cascade Finance Corp.
7.025% 10/15/12 (c)	2,190	2,113
Publishing/Printing – 0.3%
Dex Media East LLC/Dex Media East Finance Co.
9.875% 11/15/09	6,000	6,465
R.H. Donnelley Finance Corp. I 8.875% 12/15/10	5,000	5,363
		11,828
Shipping – 0.1%
OMI Corp. 7.625% 12/1/13	2,000	2,055
Ship Finance International Ltd. 8.5% 12/15/13	3,620	3,511
		5,566
Steels – 0.3%
Ispat Inland ULC 10.8044% 4/1/10 (c)	13,000	13,585
Super Retail – 0.2%
GSC Holdings Corp./Gamestop, Inc. 7.875%
10/1/11 (b)(c)	10,000	10,063
Technology – 0.4%
Freescale Semiconductor, Inc. 6.9% 7/15/09 (c)	18,000	18,450
Telecommunications – 3.0%
AirGate PCS, Inc. 7.9% 10/15/11 (c)	2,000	2,040
America Movil SA de CV 4.8356% 4/27/07 (c)	1,000	1,000
Dobson Cellular Systems, Inc. 8.4431% 11/1/11 (c)	6,000	6,195

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Telecommunications – continued
Intelsat Ltd. 8.695% 1/15/12 (b)(c)	7,000	7,131
Nextel Partners, Inc. 12.5% 11/15/09	3,000	3,195
Qwest Communications International, Inc. 7.29%
2/15/09 (c)	3,000	3,000
Qwest Corp. 7.12% 6/15/13 (b)(c)	42,150	44,468
Qwest Services Corp. 13.5% 12/15/10	4,000	4,560
Rogers Communications, Inc.:
6.375% 3/1/14	3,000	2,981
6.995% 12/15/10 (c)	33,450	34,454
Rural Cellular Corp.:
8.25% 3/15/12	4,000	4,160
8.37% 3/15/10 (c)	13,000	13,325
		126,509
Textiles & Apparel – 0.1%
Levi Strauss & Co. 8.8044% 4/1/12 (c)	2,000	1,985
TOTAL NONCONVERTIBLE BONDS
(Cost $576,337)		580,229

U.S. Treasury Obligations 0.4%

U.S. Treasury Notes 3.375% 2/28/07
(Cost $16,943)	17,000	16,778

Commercial Mortgage Securities 0.0%

CS First Boston Mortgage Securities Corp. Series
2000-FL1A Class F, 6.3219% 12/15/09 (b)(c)
(Cost $276)	679	204

Money Market Funds 15.4%
	Shares
Fidelity Cash Central Fund, 3.92% (a)	482,386,236	482,386
Fidelity Money Market Central Fund, 3.97% (a)	179,052,721	179,053
TOTAL MONEY MARKET FUNDS
(Cost $661,439)		661,439

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Cash Equivalents 0.6%
	Maturity	Value (Note 1)
	Amount (000s)	(000s)
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading
account at 3.92%, dated 10/31/05 due 11/1/05)
(Cost $25,986)	25,989	$25,986

TOTAL INVESTMENT PORTFOLIO 102.9%
(Cost $4,387,950)		4,413,364

NET OTHER ASSETS – (2.9)%		(122,376)

NET ASSETS 100%		$4,290,988

Legend

(a) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(b) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $156,971,000
or 3.7% of net assets.

(c) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(d) Remaining maturities of floating rate
loans may be less than the stated
maturities shown as a result of
contractual or optional prepayments by
the borrower. Such prepayments cannot
be predicted with certainty.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $3,375,000 of which $1,297,000 and $2,078,000 will expire on October 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		October 31, 2005

Assets
Investment in securities, at value (including repurchase
agreements of $25,986) (cost $ 4,387,950) See
accompanying schedule		$4,413,364
Cash		356
Receivable for investments sold		11,015
Receivable for fund shares sold		10,545
Interest receivable		27,172
Total assets		4,462,452

Liabilities
Payable for investments purchased	$155,754
Payable for fund shares redeemed	8,202
Distributions payable	3,630
Accrued management fee	2,390
Distribution fees payable	607
Other affiliated payables	534
Other payables and accrued expenses	347
Total liabilities		171,464

Net Assets		$4,290,988
Net Assets consist of:
Paid in capital		$4,267,507
Undistributed net investment income		1,612
Accumulated undistributed net realized gain (loss) on
investments		(3,545)
Net unrealized appreciation (depreciation) on
investments		25,414
Net Assets		$4,290,988

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($311,922 ÷ 31,316 shares)	$9.96

Maximum offering price per share (100/96.25 of
$9.96)	$10.35
Class T:
Net Asset Value and redemption price per share
($511,144 ÷ 51,367 shares)	$9.95

Maximum offering price per share (100/97.25 of
$9.95)	$10.23
Class B:
Net Asset Value and offering price per share
($173,295 ÷ 17,416 shares)A	$9.95

Class C:
Net Asset Value and offering price per share
($538,841 ÷ 54,106 shares)A	$9.96

Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption
price per share ($2,470,812 ÷ 248,289
shares)	$9.95

Institutional Class:
Net Asset Value, offering price and redemption
price per share ($284,974 ÷ 28,648 shares) .	$9.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Interest		$210,879

Expenses
Management fee	$27,811
Transfer agent fees	5,064
Distribution fees	7,374
Accounting fees and expenses	1,221
Independent trustees’ compensation	19
Custodian fees and expenses	126
Registration fees	366
Audit	141
Legal	149
Interest	1
Miscellaneous	204
Total expenses before reductions	42,476
Expense reductions	(47)	42,429

Net investment income		168,450
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities		2,418
Change in net unrealized appreciation (depreciation) on
investment securities		(9,021)
Net gain (loss)		(6,603)
Net increase (decrease) in net assets resulting from
operations		$161,847

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$168,450	$68,126
Net realized gain (loss)	2,418	5,411
Change in net unrealized appreciation (depreciation) .	(9,021)	21,689
Net increase (decrease) in net assets resulting
from operations	161,847	95,226
Distributions to shareholders from net investment income .	(166,193)	(69,224)
Distributions to shareholders from net realized gain	(3,785)	—
Total distributions	(169,978)	(69,224)
Share transactions - net increase (decrease)	740,096	2,081,242
Redemption fees	399	467
Total increase (decrease) in net assets	732,364	2,107,711

Net Assets
Beginning of period	3,558,624	1,450,913
End of period (including undistributed net investment
income of $1,612 and undistributed net investment
income of $6,477, respectively)	$4,290,988	$3,558,624

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Financial Highlights Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.97	$9.88	$9.45	$9.70	$9.94
Income from Investment
Operations
Net investment incomeC	404	.285	.292	.352	.580
Net realized and unrealized
gain (loss)	(.008)	.098	.447	(.264)	(.185)
Total from investment operations	396	.383	.739	.088	.395
Distributions from net investment
income	(.397)	(.295)	(.311)	(.339)	(.638)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.407)	(.295)	(.311)	(.339)	(.638)
Redemption fees added to paid in
capitalC	001	.002	.002	.001	.003
Net asset value, end of period	$ 9.96	$9.97	$9.88	$9.45	$9.70
Total ReturnA,B	4.05%	3.96%	7.95%	.90%	4.08%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.06%	1.08%	1.10%	1.12%	1.14%
Expenses net of voluntary waiv-
ers, if any	1.06%	1.08%	1.10%	1.10%	.99%
Expenses net of all reductions	1.06%	1.08%	1.09%	1.09%	.98%
Net investment income	4.05%	2.90%	3.04%	3.64%	5.93%
Supplemental Data
Net assets, end of period (in
millions)	$ 312	$299	$88	$37	$41
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Financial Highlights Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.96	$9.87	$9.44	$9.69	$9.94
Income from Investment
Operations
Net investment incomeC	396	.276	.285	.342	.573
Net realized and unrealized
gain (loss)	(.007)	.098	.446	(.263)	(.195)
Total from investment operations	389	.374	.731	.079	.378
Distributions from net investment
income	(.390)	(.286)	(.303)	(.330)	(.631)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.400)	(.286)	(.303)	(.330)	(.631)
Redemption fees added to paid in
capitalC	001	.002	.002	.001	.003
Net asset value, end of period	$ 9.95	$9.96	$9.87	$9.44	$9.69
Total ReturnA,B	3.98%	3.87%	7.87%	.80%	3.90%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.13%	1.17%	1.18%	1.20%	1.22%
Expenses net of voluntary waiv-
ers, if any	1.13%	1.17%	1.18%	1.19%	1.06%
Expenses net of all reductions	1.13%	1.17%	1.18%	1.19%	1.06%
Net investment income	3.98%	2.81%	2.96%	3.54%	5.86%
Supplemental Data
Net assets, end of period (in
millions)	$ 511	$389	$113	$75	$76
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Financial Highlights Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.96	$9.87	$9.44	$9.69	$9.94
Income from Investment
Operations
Net investment incomeC	346	.231	.243	.298	.525
Net realized and unrealized
gain (loss)	(.008)	.096	.444	(.263)	(.194)
Total from investment operations	338	.327	.687	.035	.331
Distributions from net investment
income	(.339)	(.239)	(.259)	(.286)	(.584)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.349)	(.239)	(.259)	(.286)	(.584)
Redemption fees added to paid in
capitalC	001	.002	.002	.001	.003
Net asset value, end of period	$ 9.95	$9.96	$9.87	$9.44	$9.69
Total ReturnA,B	3.46%	3.38%	7.38%	.35%	3.42%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.64%	1.65%	1.64%	1.65%	1.66%
Expenses net of voluntary waiv-
ers, if any	1.64%	1.65%	1.63%	1.64%	1.54%
Expenses net of all reductions	1.64%	1.65%	1.63%	1.64%	1.54%
Net investment income	3.47%	2.33%	2.50%	3.09%	5.38%
Supplemental Data
Net assets, end of period (in
millions)	$ 173	$184	$134	$118	$125
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

36

Financial Highlights Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.97	$9.87	$9.45	$9.70	$9.94
Income from Investment
Operations
Net investment incomeC	341	.224	.235	.290	.516
Net realized and unrealized
gain (loss)	(.008)	.107	.434	(.263)	(.184)
Total from investment operations	333	.331	.669	.027	.332
Distributions from net investment
income	(.334)	(.233)	(.251)	(.278)	(.575)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.344)	(.233)	(.251)	(.278)	(.575)
Redemption fees added to paid in
capitalC	001	.002	.002	.001	.003
Net asset value, end of period	$ 9.96	$9.97	$9.87	$9.45	$9.70
Total ReturnA,B	3.40%	3.41%	7.18%	.26%	3.42%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.69%	1.71%	1.72%	1.73%	1.75%
Expenses net of voluntary waiv-
ers, if any	1.69%	1.71%	1.71%	1.73%	1.64%
Expenses net of all reductions	1.69%	1.71%	1.71%	1.73%	1.63%
Net investment income	3.42%	2.27%	2.42%	3.00%	5.28%
Supplemental Data
Net assets, end of period (in
millions)	$ 539	$524	$269	$235	$278
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Financial Highlights

Fidelity Floating Rate High Income Fund

Years ended October 31,	2005	2004	2003	2002E
Selected Per Share Data
Net asset value, beginning of period	$9.96	$9.87	$9.44	$9.52
Income from Investment Operations
Net investment incomeD	427	.309	.311	.040
Net realized and unrealized gain (loss)	(.008)	.099	.450	(.084)
Total from investment operations	419	.408	.761	(.044)
Distributions from net investment income	(.420)	(.320)	(.333)	(.037)
Distributions from net realized gain	(.010)	—	—	—
Total distributions	(.430)	(.320)	(.333)	(.037)
Redemption fees added to paid in capitalD	001	.002	.002	.001
Net asset value, end of period	$9.95	$9.96	$9.87	$9.44
Total ReturnB,C	4.30%	4.22%	8.20%	(.45)%
Ratios to Average Net AssetsF
Expenses before expense reductions	82%	.84%	.86%	1.15%A
Expenses net of voluntary waivers, if any	82%	.84%	.86%	.95%A
Expenses net of all reductions	82%	.84%	.86%	.94%A
Net investment income	4.29%	3.14%	3.27%	3.99%A
Supplemental Data
Net assets, end of period (in millions)	$2,471	$1,982	$811	$18
Portfolio turnover rate	66%	61%	55%	77%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E For the period September 19, 2002 (commencement of sale of shares) to October 31, 2002.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

Financial Highlights Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.96	$ 9.86	$9.44	$9.69	$9.94
Income from Investment
Operations
Net investment incomeB	424.304		.312	.365	.590
Net realized and unrealized
gain (loss)	(.007)	.110	.436	(.262)	(.193)
Total from investment operations	417.414		.748	.103	.397
Distributions from net investment
income	(.418)	(.316)	(.330)	(.354)	(.650)
Distributions from net realized
gain	(.010)	—	—	—	—
Total distributions	(.428)	(.316)	(.330)	(.354)	(.650)
Redemption fees added to paid in
capitalB	001.002		.002	.001	.003
Net asset value, end of period	$ 9.95	$ 9.96	$9.86	$9.44	$9.69
Total ReturnA	4.27%	4.29%	8.06%	1.06%	4.11%
Ratios to Average Net AssetsC
Expenses before expense
reductions	85%	.87%	.90%	.94%	1.02%
Expenses net of voluntary waiv-
ers, if any	85%	.87%	.89%	.94%	.87%
Expenses net of all reductions	85%	.87%	.89%	.93%	.87%
Net investment income	4.26%	3.11%	3.24%	3.79%	6.05%
Supplemental Data
Net assets, end of period (in
millions)	$ 285	$ 182	$36	$18	$7
Portfolio turnover rate	66%	61%	55%	77%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Floating Rate High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds). The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds are

Annual Report

40

1. Significant Accounting Policies	continued
Security Valuation continued

valued at their closing net asset value each business day Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The fund earns certain fees in connection with its floating rate loan purchasing activites. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

41 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$30,652
Unrealized depreciation	(4,109)
Net unrealized appreciation (depreciation)	$26,543
Undistributed ordinary income	311
Capital loss carryforward	(3,375)

Cost for federal income tax purposes	$4,386,821
The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$169,978	$69,224

Short Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Annual Report

42

2. Operating Policies continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contrac tually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short term securities and U.S. government securities, aggregated $2,944,358 and $2,348,809, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund’s average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .67% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees based on an annual percentage of each class’ average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$486	$—
Class T	0%	.25%	1,177	49
Class B	55%	.15%	1,263	993
Class C	55%	.25%	4,448	2,133
			$7,374	$3,175

43 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$243
Class T	65
Class B	394
Class C	410
$1,112

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Floating Rate High Income Fund shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$585.18
Class T		709.15
Class B		382.21
Class C		903.16
Fidelity Floating Rate High Income Fund		2,188.09
Institutional Class		297.12
	$5,064

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Annual Report

44

4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM) an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements and totaled $18,141 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,745. The weighted average interest rate was 3.37% .

7. Expense Reductions.

Through arrangements with the fund’s custodian, credits realized as a result of unin vested cash balances were used to reduce the fund’s expenses by $45. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Fidelity Floating Rate High Income Fund	$2

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

45 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,	2005	2004
From net investment income
Class A	$12,889	$5,424
Class T	18,576	5,689
Class B	6,130	3,704
Class C	18,615	8,778
Fidelity Floating Rate High Income Fund	99,532	42,798
Institutional Class	10,451	2,831
Total	$166,193	$69,224
From net realized gain
Class A	$311	$—
Class T	412	—
Class B	184	—
Class C	543	—
Fidelity Floating Rate High Income Fund	2,131	—
Institutional Class	204	—
Total	$3,785	$—

Annual Report

46

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	17,372	27,948	$173,298	$277,030
Reinvestment of distributions	972	400	9,697	3,973
Shares redeemed	(17,054)	(7,275)	(170,023)	(72,139)
Net increase (decrease)	1,290	21,073	$12,972	$208,864
Class T
Shares sold	30,403	35,957	$302,938	$356,199
Reinvestment of distributions	1,707	478	17,036	4,740
Shares redeemed	(19,747)	(8,867)	(196,695)	(87,803)
Net increase (decrease)	12,363	27,568	$123,279	$273,136
Class B
Shares sold	3,269	7,765	$32,570	$76,852
Reinvestment of distributions	468	270	4,667	2,676
Shares redeemed	(4,746)	(3,164)	(47,274)	(31,327)
Net increase (decrease)	(1,009)	4,871	$(10,037)	$48,201
Class C
Shares sold	18,049	32,885	$180,076	$325,903
Reinvestment of distributions	1,287	578	12,828	5,735
Shares redeemed	(17,764)	(8,222)	(177,066)	(81,504)
Net increase (decrease)	1,572	25,241	$15,838	$250,134
Fidelity Floating Rate High
Income Fund
Shares sold	151,558	164,843	$1,511,153	$1,632,450
Reinvestment of distributions	8,742	3,750	87,090	37,164
Shares redeemed	(110,895)	(51,878)	(1,103,883)	(513,641)
Net increase (decrease)	49,405	116,715	$494,360	$1,155,973
Institutional Class
Shares sold	21,744	19,252	$216,646	$190,759
Reinvestment of distributions	444	117	4,394	1,162
Shares redeemed	(11,790)	(4,738)	(117,356)	(46,987)
Net increase (decrease)	10,398	14,631	$103,684	$144,934

47 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series II, includ ing the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial state ments and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2005

Annual Report

48

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, please call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addi tion, he serves on the Boards of Boston Ballet (2003 present) and Sim mons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

50

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Aca demy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

52

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

53 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

54

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC

(2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

Christine McConnell (47)

Year of Election or Appointment: 2003

Vice President of the fund. Prior to assuming her current responsibilities, Ms. McConnell managed a variety of Fidelity funds. Ms. McConnell also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

55 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Manage ment, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corpora tion (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secre tary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of the fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Ser vices Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Pre viously, he served as Executive Vice President and Chief Operating Offi cer for Fidelity Investments Institutional Services Company, Inc.

(1998 2002).

Annual Report

56

Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity In vestments Institutional Services Group (FIIS)/Fidelity Investments Institu tional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple ton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of profes sional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treas urer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi dent of the Investment Operations Group (2000 2003).

57 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation John H. Costello (59)

Year of Election or Appointment: 2000

Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treas urer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice Pres ident and Head of Fund Reporting (1996 2003).

Annual Report

58

Distributions

A total of 0.49% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

59 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000

PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000

Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

Annual Report 60

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

Annual Report

62

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one and three year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objec tive similar to that of the fund. The Board did not consider that Lipper peer group to be a meaningful comparison for the fund, however, given the small size of the peer group. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percent age beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

63 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of Institutional Class of the fund was lower than its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for

Annual Report

64

the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 57% would mean that 43% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2004. The Board considered that the fund’s investment strategy of normally investing at least 80% of the fund’s assets in floating rate loans is more specialized than that of the other funds in the Total Mapped Group and also reviewed data on management fees for other funds in the same Lipper objective. Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees,

65 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Fidelity Floating Rate High Income Fund (retail class) ranked below its competitive median for 2004, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple struc tures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s

Annual Report

66

engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

67 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

68

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

69 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

FHI-UANN-1205 1.784743.102

Fidelity® Advisor Government Investment Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to
		shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the
		fund’s investments over the past six
		months.
Investments	11	A complete list of the fund’s
		investments with their market
		values.
Financial Statements	21	Statements of assets and liabilities,
		operations, and changes in net
		assets, as well as financial highlights.
Notes	30	Notes to the financial statements.
Report of Independent	39
Registered Public
Accounting Firm
Trustees and Officers	40
Distributions	51
Proxy Voting Results	52
Board Approval of	54
Investment Advisory
Contracts and Management
Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public
Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s port folio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guaran tee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 4.75%
sales charge)A	3.95%	4.47%	5.02%
Class T (incl. 3.50%
sales charge)	2.77%	4.65%	5.05%
Class B (incl. contingent
deferred sales charge)B	4.80%	4.36%	4.97%
Class C (incl. contingent
deferred sales charge)C	0.96%	4.64%	4.67%

A Class A shares bear a 0.15% 12b 1 fee. The initial offering of Class A shares took place on September 3,
1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect
Class T shares’ 0.25% 12b 1 fee.
B Class B shares’ contingent deferred sales charges included in the past one year, five year, and 10 year total return figures are 5%, 2%, and 0%, respectively.
C Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on November
3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares’ 0.90%
12b 1 fee (1.00% prior to January 1, 1996). Had Class C shares’ 12b 1 fee been reflected, returns between
November 3, 1997 and January 1, 1996 would have been lower. Class C shares’ contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%,
0%, and 0%, respectively.

5 Annual Report 5

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Advisor Government Investment Fund - Class T on October 31, 1995, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Government Bond Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from George Fischer and William Irving, Co Portfolio Managers of Fidelity® Advisor Government Investment Fund

Since its first full year of existence in 1976, the Lehman Brothers® Aggregate Bond Index has had only two calendar years of losses in 1994 and 1999. Whether bonds suffer a similar fate in 2005 remains to be seen. But despite a host of challenges, the Lehman Brothers index managed to gain 1.13% for the 12 month period ending October 31, 2005. It was a volatile climate for investment grade debt. The Federal Reserve Board raised short term interest rates eight times, which lifted the federal funds rate from 1.75% to 3.75% and curbed bond returns. Inflation which can lessen the value of fixed income investments also was a near constant threat. Concern about a potential recession was further cause for alarm, particularly as the yield curve moved closer to becoming inverted. In that scenario, longer term yields, which are typically higher to compensate for the added risk of a longer term investment, fall below short term yields. Against this backdrop, bond prices fell in three of the period’s final four months.

During the past year, the fund’s Class A, Class T, Class B and Class C shares gained 0.84%, 0.76%, 0.08%, and 0.02%, respectively. In comparison, the Lehman Brothers 75% U.S. Government/25% Mortgage Backed Securities Index returned 1.15% and the LipperSM General U.S. Government Funds Average returned 0.60% . The biggest boost to the fund’s performance relative to the index was sector selection. Our large overweighting relative to the index in agency securities and significant underweighting in Treasuries boosted returns because agencies outpaced comparable duration Treasuries. Our decision to underweight mortgage pass through securities modestly detracted from returns, as mortgages slightly outpaced Treasuries for the year overall. However, other choices within the mortgage sector generally worked in our favor, with sizable investments outside of the index in collatera lized mortgage obligations providing the biggest boost. An out of index allocation to Treasury Inflation Protected Securities (TIPS) also made a significant contribution to performance, as these securities outpaced nominal Treasuries as inflation expectations rose. Another strategy that worked in our favor was effective yield curve positioning, which refers to how the fund’s assets were distributed across a range of maturities. Early in the period, the fund’s larger than index stake in longer term securities benefited performance as the yield curve flattened and longer term bonds outperformed short term securities.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$999.50	$4.18
HypotheticalA	$1,000.00	$1,021.02	$4.23
Class T
Actual	$1,000.00	$999.20	$4.48
HypotheticalA	$1,000.00	$1,020.72	$4.53
Class B
Actual	$1,000.00	$995.70	$7.95
HypotheticalA	$1,000.00	$1,017.24	$8.03

Annual Report	8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$995.40	$8.25
HypotheticalA	$1,000.00	$1,016.94	$8.34
Institutional Class
Actual	$1,000.00	$1,000.60	$3.08
HypotheticalA	$1,000.00	$1,022.13	$3.11

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	83%
Class T	89%
Class B	1.58%
Class C	1.64%
Institutional Class	61%

A 5% return per year before expenses

9 Annual Report

Investment Changes

Coupon Distribution as of October 31, 2005
	% of fund’s	% of fund’s investments
	investments	6 months ago
Zero coupon bonds	0.1	0.0
Less than 2%	4.0	0.8
2 – 2.99%	2.5	17.1
3 – 3.99%	21.6	16.1
4 – 4.99%	25.1	16.3
5 – 5.99%	16.4	15.6
6 – 6.99%	19.1	19.8
7 – 7.99%	2.8	5.3
8% and over	3.0	5.2

Coupon distribution shows the range of stated interest rates on the fund’s investments, excluding short term investments.

Average Years to Maturity as of October	31, 2005
		6 months ago
Years	6.4	6.5

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of October	31, 2005
			6 months ago
Years		4.2	4.2

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations 63.6%
	Principal	Value
	Amount	(Note 1)
U.S. Government Agency Obligations 27.9%
Fannie Mae:
3.25% 8/15/08	$ 4,812,000	$ 4,635,539
3.625% 3/15/07	35,223,000	34,774,752
4.25% 5/15/09	4,500,000	4,437,482
6% 5/15/08	2,718,000	2,804,147
6.25% 2/1/11	24,260,000	25,559,875
6.625% 9/15/09	1,620,000	1,726,172
6.625% 11/15/30	18,000,000	21,654,018
Federal Home Loan Bank:
3.8% 12/22/06	1,025,000	1,014,689
5.8% 9/2/08	17,275,000	17,768,184
Freddie Mac:
2.875% 12/15/06	6,390,000	6,271,772
4% 8/17/07	1,785,000	1,766,781
4.125% 4/2/07	34,613,000	34,394,280
4.875% 11/15/13	12,150,000	12,128,118
5% 1/30/14	25,000,000	24,390,600
5.875% 3/21/11	6,960,000	7,236,465
7% 3/15/10	7,294,000	7,927,900
Government Loan Trusts (assets of Trust guaranteed by
U.S. Government through Agency for International
Development) Series 1-B, 8.5% 4/1/06	97,773	99,868
Guaranteed Export Trust Certificates (assets of Trust
guaranteed by U.S. Government through Export-Import
Bank) Series 1994-A, 7.12% 4/15/06	990,526	998,926
Guaranteed Trade Trust Certificates (assets of Trust
guaranteed by U.S. Government through Export-Import
Bank):
Series 1994 A, 7.39% 6/26/06	750,000	762,300
Series 1994-B, 7.5% 1/26/06	9,941	10,040
Israeli State (guaranteed by U.S. Government through
Agency for International Development):
6.6% 2/15/08	8,581,396	8,806,460
6.8% 2/15/12	5,000,000	5,393,180
Overseas Private Investment Corp. U.S. Government
guaranteed participation certificates:
6.77% 11/15/13	1,078,845	1,154,364
6.99% 5/21/16	3,922,500	4,296,550
Private Export Funding Corp.:
secured:
5.34% 3/15/06	4,640,000	4,657,525
5.66% 9/15/11 (a)	2,610,000	2,711,834

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

U.S. Government and Government Agency Obligations continued
	Principal	Value
	Amount	(Note 1)
U.S. Government Agency Obligations continued
Private Export Funding Corp.: – continued
secured:
5.685% 5/15/12	$ 3,845,000	$ 4,040,553
6.67% 9/15/09	1,380,000	1,476,135
3.375% 2/15/09	610,000	586,186
4.55% 5/15/15	2,975,000	2,902,669
4.974% 8/15/13	2,850,000	2,864,957
Small Business Administration guaranteed development
participation certificates Series 2002-20K Class 1, 5.08%
11/1/22	5,200,728	5,210,456
U.S. Department of Housing and Urban Development
Government guaranteed participation certificates
Series 1999 A:
5.75% 8/1/06	2,100,000	2,120,217
5.96% 8/1/09	1,800,000	1,838,957
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S.
Government through Export Import Bank) 8.17% 1/15/07	90,000	91,732

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		258,513,683
U.S. Treasury Inflation Protected Obligations 6.1%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	16,720,248	17,404,620
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	13,164,058	12,653,899
1.875% 7/15/15	26,450,210	26,185,590

TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		56,244,109
U.S. Treasury Obligations – 29.6%
U.S. Treasury Bonds:
6.125% 8/15/29	25,650,000	30,403,253
6.25% 8/15/23	1,500,000	1,750,605
8% 11/15/21	11,794,000	15,952,305
12% 8/15/13	10,000,000	11,969,530
U.S. Treasury Notes:
3.375% 2/28/07	17,000,000	16,777,538
3.375% 10/15/09	42,550,000	40,901,188
3.5% 8/15/09	3,229,000	3,122,543
3.625% 4/30/07	1,026,000	1,014,578
3.625% 6/30/07	6,938,000	6,852,087
3.75% 5/15/08	30,810,000	30,322,586
3.875% 7/31/07	31,439,000	31,172,492
4.25% 8/15/13	11,670,000	11,444,349

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

U.S. Government and Government Agency Obligations continued
	Principal	Value
	Amount	(Note 1)
U.S. Treasury Obligations continued
U.S. Treasury Notes: – continued
4.25% 11/15/13	$25,460,000	$ 24,933,895
4.75% 5/15/14	47,750,000	48,346,869

TOTAL U.S. TREASURY OBLIGATIONS		274,963,818

TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $594,799,821)		589,721,610

U.S. Government Agency Mortgage Securities 14.3%

Fannie Mae – 12.0%
3.472% 4/1/34 (c)	292,642	290,732
3.739% 1/1/35 (c)	188,846	185,392
3.752% 10/1/33 (c)	126,126	123,131
3.771% 12/1/34 (c)	157,418	154,389
3.787% 12/1/34 (c)	38,400	37,746
3.794% 6/1/34 (c)	561,369	542,299
3.815% 1/1/35 (c)	117,565	115,661
3.819% 6/1/33 (c)	86,680	85,001
3.838% 1/1/35 (c)	335,426	331,557
3.869% 1/1/35 (c)	211,484	210,229
3.875% 6/1/33 (c)	503,282	494,903
3.913% 12/1/34 (c)	104,750	104,304
3.917% 10/1/34 (c)	146,499	145,162
3.953% 11/1/34 (c)	237,464	235,789
3.964% 1/1/35 (c)	158,667	156,983
3.968% 5/1/33 (c)	45,387	44,706
3.976% 5/1/34 (c)	46,548	47,185
3.98% 12/1/34 (c)	143,202	142,139
3.997% 1/1/35 (c)	98,778	97,823
3.998% 12/1/34 (c)	121,407	120,530
4% 9/1/18	2,958,028	2,806,981
4% 11/1/20 (b)	8,000,000	7,585,000
4.008% 12/1/34 (c)	806,981	802,003
4.014% 2/1/35 (c)	113,725	112,263
4.018% 12/1/34 (c)	79,729	78,918
4.026% 1/1/35 (c)	64,339	63,791
4.026% 2/1/35 (c)	102,862	101,468
4.031% 1/1/35 (c)	218,867	216,787
4.055% 10/1/18 (c)	121,362	119,140

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Fannie Mae – continued
4.064% 4/1/33 (c)	$45,626	$45,101
4.064% 1/1/35 (c)	100,849	99,460
4.067% 12/1/34 (c)	216,998	215,453
4.091% 1/1/35 (c)	217,297	214,870
4.102% 2/1/35 (c)	83,716	82,759
4.107% 2/1/35 (c)	88,732	87,950
4.111% 1/1/35 (c)	226,961	224,092
4.112% 2/1/35 (c)	409,457	405,483
4.116% 2/1/35 (c)	205,556	203,165
4.125% 1/1/35 (c)	218,054	217,033
4.128% 1/1/35 (c)	395,107	390,559
4.133% 11/1/34 (c)	183,965	182,603
4.134% 2/1/35 (c)	245,536	243,938
4.144% 1/1/35 (c)	332,361	329,831
4.15% 2/1/35 (c)	209,212	207,176
4.172% 1/1/35 (c)	417,189	413,667
4.174% 1/1/35 (c)	179,074	177,343
4.183% 11/1/34 (c)	60,028	59,613
4.19% 1/1/35 (c)	246,676	241,813
4.222% 3/1/34 (c)	121,745	120,347
4.237% 10/1/34 (c)	314,377	314,858
4.25% 2/1/35 (c)	137,573	134,697
4.291% 8/1/33 (c)	268,576	266,037
4.294% 1/1/35 (c)	164,099	162,098
4.296% 3/1/35 (c)	130,812	129,935
4.298% 7/1/34 (c)	98,892	98,947
4.311% 5/1/35 (c)	191,129	188,723
4.313% 2/1/35 (c)	77,312	76,484
4.315% 3/1/33 (c)	60,884	59,774
4.315% 1/1/35 (c)	130,116	128,283
4.333% 12/1/34 (c)	85,228	85,070
4.347% 1/1/35 (c)	134,832	132,304
4.367% 4/1/35 (c)	86,138	85,094
4.414% 5/1/35 (c)	399,680	396,058
4.447% 3/1/35 (c)	165,979	163,341
4.453% 10/1/34 (c)	673,164	671,395
4.454% 4/1/34 (c)	213,462	210,800
4.483% 1/1/35 (c)	209,967	208,931
4.485% 8/1/34 (c)	402,806	398,479
4.5% 9/1/33	8,408,315	7,876,602
4.501% 5/1/35 (c)	84,905	83,828
4.525% 3/1/35 (c)	347,511	342,205

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Fannie Mae – continued
4.53% 8/1/34 (c)	$238,882	$238,349
4.55% 2/1/35 (c)	836,464	832,298
4.554% 7/1/35 (c)	489,958	486,617
4.558% 2/1/35 (c)	134,851	133,219
4.584% 2/1/35 (c)	1,168,721	1,151,005
4.603% 2/1/35 (c)	87,491	87,411
4.652% 11/1/34 (c)	434,034	429,675
4.68% 11/1/34 (c)	452,560	447,061
4.707% 3/1/35 (c)	1,108,101	1,104,943
4.736% 7/1/34 (c)	373,135	371,082
4.815% 12/1/34 (c)	387,952	385,150
4.821% 12/1/32 (c)	182,569	182,421
4.848% 12/1/34 (c)	148,639	147,583
5% 8/1/35	2,681,576	2,581,314
5% 11/1/35 (b)	7,000,000	6,735,313
5.121% 5/1/35 (c)	948,705	952,458
5.204% 6/1/35 (c)	688,775	692,441
5.297% 9/1/35 (c)	276,617	274,293
5.5% 3/1/13 to 8/1/27	12,979,447	12,957,743
5.5% 11/1/35 (b)	11,000,000	10,852,188
6% 1/1/18	440,550	450,775
6% 11/1/35 (b)	18,500,000	18,661,875
6.5% 12/1/24 to 3/1/35	15,000,239	15,427,587
6.5% 11/1/35 (b)	3,648	3,745
7% 4/1/26 to 7/1/32	3,101,806	3,246,860
7.5% 3/1/28 to 4/1/29	35,385	37,447
8.5% 9/1/16 to 1/1/17	20,907	22,515
9% 11/1/11 to 5/1/14	275,669	294,893
9.5% 11/1/06 to 5/1/20	175,810	189,167
11.5% 6/15/19	50,242	55,175
12.5% 8/1/15	2,069	2,283
		111,363,097
Freddie Mac – 1.9%
4.078% 12/1/34 (c)	154,324	152,275
4.109% 12/1/34 (c)	215,952	213,283
4.192% 1/1/35 (c)	599,689	592,928
4.289% 3/1/35 (c)	188,036	186,229
4.297% 5/1/35 (c)	329,627	326,262
4.309% 12/1/34 (c)	176,369	173,116
4.362% 3/1/35 (c)	255,170	250,146
4.385% 2/1/35 (c)	391,422	389,647
See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

U.S. Government Agency	Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Freddie Mac – continued
4.388% 2/1/35 (c)	$ 354,306	$347,330
4.445% 3/1/35 (c)	167,006	163,484
4.479% 6/1/35 (c)	275,534	272,257
4.487% 3/1/35 (c)	483,264	473,841
4.493% 3/1/35 (c)	1,303,375	1,284,028
4.495% 3/1/35 (c)	187,357	183,697
5.027% 4/1/35 (c)	1,069,110	1,066,801
5.237% 8/1/33 (c)	85,771	86,811
6% 11/1/32 to 11/1/33	9,280,176	9,381,692
6.5% 3/1/35	1,003,972	1,029,354
7.5% 3/1/15 to 3/1/16	609,356	642,591
8.5% 8/1/09 to 2/1/10	14,265	15,055
9% 10/1/08 to 10/1/20	49,279	52,178
9.5% 5/1/21 to 7/1/21	65,998	71,819
11% 7/1/13 to 5/1/14	105,769	116,535
12.5% 2/1/10 to 6/1/19	28,645	31,361
		17,502,720
Government National Mortgage Association – 0.4%
6.5% 6/20/34	3,074,841	3,172,155
7.5% 9/15/06 to 8/15/29	93,565	95,866
8% 12/15/23	420,176	449,252
9% 12/15/09	1,423	1,427
10.5% 12/15/17 to 1/20/18	58,700	65,272
13.5% 7/15/11	10,362	11,615
		3,795,587

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $134,479,417)		132,661,404

Asset Backed Securities 0.7%

Fannie Mae Grantor Trust Series 2005-T4 Class A1C,
4.1875% 9/25/35 (c)
(Cost $6,360,000)	6,360,000	6,359,742

Collateralized Mortgage Obligations 19.3%

U.S. Government Agency 19.3%
Fannie Mae:
floater Series 2003-25 Class CF, 4.3875% 3/25/17 (c)	2,857,568	2,867,282

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
U.S. Government Agency continued
Fannie Mae: – continued
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22	$ 2,369,314	$2,454,219
Series 1993-160 Class PK, 6.5% 11/25/22	281,109	280,595
Series 1993-187 Class L, 6.5% 7/25/23	1,083,189	1,105,438
Series 1994-27 Class PJ, 6.5% 6/25/23	829,657	834,684
Series 2003-39 Class PV, 5.5% 9/25/22	1,845,000	1,824,820
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-38 Class QF, 5.0175% 8/25/31 (c)	1,276,521	1,303,264
Series 2002-49 Class FB, 4.58% 11/18/31 (c)	1,690,005	1,704,144
Series 2002-60 Class FV, 5.0375% 4/25/32 (c)	344,382	353,553
Series 2002-68 Class FH, 4.48% 10/18/32 (c)	1,414,943	1,429,143
Series 2002-75 Class FA, 5.0375% 11/25/32 (c)	705,464	724,409
Series 2003-122 Class FL, 4.3875% 7/25/29 (c)	606,767	596,712
Series 2003-131 Class FM, 4.4375% 12/25/29 (c)	457,955	459,360
Series 2003-15 Class WF, 4.3875% 8/25/17 (c)	726,075	728,992
Series 2004-31 Class F, 4.3375% 6/25/30 (c)	1,051,128	1,051,444
Series 2004-33 Class FW, 4.4375% 8/25/25 (c)	1,006,462	1,006,917
Series 2004-54 Class FE, 5.1875% 2/25/33 (c)	773,221	781,547
planned amortization class:
Series 2001-30 Class PL, 7% 2/25/31	1,182,035	1,189,815
Series 2002-49 Class KG, 5.5% 8/25/17	6,500,000	6,559,340
Series 2003-32 Class PB, 3% 6/25/16	232,926	232,024
Series 2003-67 Class GL, 3% 1/25/25	5,000,000	4,854,871
Series 2003-73 Class GA, 3.5% 5/25/31	5,292,912	4,986,361
Series 2003-91 Class HA, 4.5% 11/25/16	1,465,000	1,443,393
Series 2004-21 Class QE, 4.5% 11/25/32	1,500,000	1,407,522
sequential pay:
Series 2001-46 Class ZG, 6% 9/25/31	7,699,355	7,784,372
Series 2002-63 Class LA, 5.5% 10/25/16	3,930,239	3,950,880
Series 2002-79 Class Z, 5.5% 11/25/22	3,495,583	3,422,763
Series 2005-41 Class WY, 5.5% 5/25/25	2,630,000	2,614,380
Series 2005-55 Class LY, 5.5% 7/25/25	2,580,000	2,544,525
Series 2005-15 Class AZ, 5% 3/25/35	377,090	374,894
Series 2005-28 Class AZ, 5% 4/25/35	290,809	288,036
Freddie Mac:
planned amortization class Series 2512 Class PG, 5.5%
10/15/22	2,000,000	1,976,875
sequential pay:
Series 2114 Class ZM, 6% 1/15/29	460,326	467,014

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
U.S. Government Agency continued
Freddie Mac: – continued
sequential pay:
Series 2343 Class VD, 7% 8/15/16	$5,053,792	$5,106,257
Series 2361 Class KB, 6.25% 1/15/28	2,932,836	2,951,372
Freddie Mac Manufactured Housing participation certificates
guaranteed planned amortization class Series 1681
Class PJ, 7% 12/15/23	4,000,000	4,108,574
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2406:
Class FP, 4.95% 1/15/32 (c)	1,350,636	1,386,987
Class PF, 4.95% 12/15/31 (c)	1,080,000	1,100,904
Series 2410 Class PF, 4.95% 2/15/32 (c)	2,475,000	2,534,026
Series 2530 Class FE, 4.57% 2/15/32 (c)	969,934	980,922
Series 2553 Class FB, 4.47% 3/15/29 (c)	2,975,000	2,932,681
Series 2577 Class FW, 4.47% 1/15/30 (c)	2,345,000	2,357,552
Series 2625 Class FJ, 4.27% 7/15/17 (c)	1,704,630	1,706,950
Series 2861 Class GF, 4.27% 1/15/21 (c)	626,100	626,639
Series 2994 Class FB, 4.12% 6/15/20 (c)	884,818	882,545
Series 3008 Class SM, 0% 7/15/35	513,537	545,473
planned amortization class:
Seires 2625 Class QX, 2.25% 3/15/22	231,752	225,486
Series 1141 Class G, 9% 9/15/21	155,386	155,098
Series 1671 Class G, 6.5% 8/15/23	4,430,733	4,450,802
Series 1727 Class H, 6.5% 8/15/23	1,272,378	1,279,355
Series 2389 Class DA, 4.87% 11/15/30 (c)	3,027,701	3,047,414
Series 2543 CLass PM, 5.5% 8/15/18	889,993	895,066
Series 2587 Class UP, 4% 8/15/25	5,069,286	5,031,984
Series 2622 Class PE, 4.5% 5/15/18	2,640,000	2,510,589
Series 2628 Class OE, 4.5% 6/15/18	1,600,000	1,537,592
Series 2640:
Class GE, 4.5% 7/15/18	3,660,000	3,515,637
Class GR, 3% 3/15/10	1,334,727	1,326,443
Class QG, 2% 4/15/22	302,037	292,682
Series 2660 Class ML, 3.5% 7/15/22	10,000,000	9,791,511
Series 2676 Class QA, 3% 8/15/16	1,329,468	1,318,383
Series 2683 Class UH, 3% 3/15/19	2,876,757	2,843,907
Series 2802 Class OB, 6% 5/15/34	1,325,000	1,370,353
Series 2810 Class PD, 6% 6/15/33	995,000	1,011,374
Series 2828 Class JA, 4.5% 1/15/10	1,393,524	1,390,414
Series 2975 Class OH, 5.5% 5/15/35	6,035,000	5,848,593
Series 2982 Class NE, 5.5% 5/15/35	2,000,000	1,943,559

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates
guaranteed: – continued
sequential pay:
Series 2448 Class VH, 6.5% 5/15/18	$ 3,131,599	$ 3,148,729
Series 2546 Class MJ, 5.5% 3/15/23	2,861,239	2,832,627
Series 2587:
Class AD, 4.71% 3/15/33	5,784,746	5,161,311
Class ET, 3.7% 7/15/17	2,478,539	2,382,019
Series 2601 Class TB, 5.5% 4/15/23	869,000	861,396
Series 2617 Class GW, 3.5% 6/15/16	2,393,295	2,337,200
Series 2677 Class HG, 3% 8/15/12	3,389,810	3,323,109
Series 2750 Class ZT, 5% 2/15/34	934,576	822,898
Series 2773 Class HC, 4.5% 4/15/19	703,518	662,563
Series 2831 Class AC, 5% 1/15/18	1,882,602	1,841,875
Series 3007 Class EW, 5.5% 7/15/25	1,135,000	1,138,821
Series 2769 Class BU, 5% 3/15/34	943,926	899,766
Series 2877 Class JC, 5% 10/15/34	1,633,661	1,596,161
Series 2907 Class HZ, 5% 12/15/34	616,485	611,814
Series 2931 Class ZK, 4.5% 2/15/20	822,409	815,818
Series 2949 Clas ZW, 5% 3/15/35	946,041	945,385
Series 3018 Class ZA, 5.5% 8/15/35	985,994	985,221
Series FHR 2781 Class KK, 5.5% 6/15/33	4,192,122	4,143,067
target amortization class Series 2156 Class TC,
6.25% 5/15/29	3,929,742	4,005,190
Ginnie Mae guaranteed REMIC pass thru securities
planned amortization class Series 2001-53 Class TA,
6% 12/20/30	45,200	45,126
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $180,916,841)		179,170,808

Commercial Mortgage Securities 0.4%

Fannie Mae sequential pay Series 1999-10 Class MZ, 6.5%
9/17/38	1,775,929	1,824,589
Freddie Mac Multi-class participation certificates guaranteed
floater Series 2448 Class FT, 4.97% 3/15/32 (c)	1,815,064	1,855,925
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $3,730,968)		3,680,514

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Cash Equivalents 5.6%
		Maturity	Value
		Amount	(Note 1)
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading
account at 4.03%, dated 10/31/05 due 11/1/05)
(Cost $52,187,000)		$52,192,844	$ 52,187,000

TOTAL INVESTMENT PORTFOLIO 103.9%
(Cost $972,474,047)			963,781,078

NET OTHER ASSETS – (3.9)%			(36,369,073)

NET ASSETS 100%			$927,412,005

Swap Agreements
	Expiration	Notional	Value
	Date	Amount

Interest Rate Swap
Receive quarterly a fixed rate equal to
4.508% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	August 2010	$ 8,000,000	$ (132,053)
Receive semi-annually a fixed rate equal to
4.708% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	Oct. 2010	9,000,000	(83,449)

		$17,000,000	$ (215,502)

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $2,711,834 or
0.3% of net assets.

(b) Security or a portion of the security
purchased on a delayed delivery or
when-issued basis.

(c) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $1,882,000 all of which will expire on October 31, 2013.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (including repurchase
agreements of $52,187,000) (cost $972,474,047)
See accompanying schedule		$963,781,078
Cash		331
Receivable for investments sold		170,147
Receivable for fund shares sold		1,880,605
Interest receivable		8,491,424
Total assets		974,323,585

Liabilities
Payable for investments purchased on a delayed delivery
basis	$44,284,274
Payable for fund shares redeemed	1,399,020
Distributions payable	263,933
Swap agreements, at value	215,502
Accrued management fee	259,425
Distribution fees payable	178,122
Other affiliated payables	188,743
Other payables and accrued expenses	122,561
Total liabilities		46,911,580

Net Assets		$927,412,005
Net Assets consist of:
Paid in capital		$937,105,210
Undistributed net investment income		1,907,572
Accumulated undistributed net realized gain (loss) on
investments		(2,692,306)
Net unrealized appreciation (depreciation) on
investments		(8,908,471)
Net Assets		$927,412,005

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($84,685,448 ÷ 8,529,607 shares)	$9.93
Maximum offering price per share (100/95.25 of $9.93)	$10.43
Class T:
Net Asset Value and redemption price per share
($243,818,525 ÷ 24,574,416 shares)	$9.92
Maximum offering price per share (100/96.50 of $9.92)	$10.28
Class B:
Net Asset Value and offering price per share
($94,148,549 ÷ 9,499,125 shares)A	$9.91
Class C:
Net Asset Value and offering price per share
($53,487,912 ÷ 5,392,399 shares)A	$9.92
Institutional Class:
Net Asset Value, offering price and redemption price
per share ($451,271,571 ÷ 45,708,326 shares)	$9.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Statement of Operations
	Year ended October 31, 2005

Investment Income
Interest		$34,206,912
Security lending		11,615
Total income		34,218,527

Expenses
Management fee	$3,125,253
Transfer agent fees	1,760,412
Distribution fees	2,276,376
Accounting and security lending fees	328,389
Independent trustees’ compensation	3,800
Custodian fees and expenses	34,135
Registration fees	101,421
Audit	58,184
Legal	4,540
Miscellaneous	66,738
Total expenses before reductions	7,759,248
Expense reductions	(18,219)	7,741,029

Net investment income		26,477,498
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	(2,340,041)
Swap agreements	12,512
Total net realized gain (loss)		(2,327,529)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(19,034,953)
Swap agreements	(392,747)
Delayed delivery commitments	2,969
Total change in net unrealized appreciation
(depreciation)		(19,424,731)
Net gain (loss)		(21,752,260)
Net increase (decrease) in net assets resulting from
operations		$4,725,238

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$26,477,498	$21,028,883
Net realized gain (loss)	(2,327,529)	2,910,947
Change in net unrealized appreciation (depreciation) .	(19,424,731)	7,468,838
Net increase (decrease) in net assets resulting
from operations	4,725,238	31,408,668
Distributions to shareholders from net investment income .	(24,292,986)	(21,122,555)
Distributions to shareholders from net realized gain	(1,496,540)	(7,095,550)
Total distributions	(25,789,526)	(28,218,105)
Share transactions - net increase (decrease)	197,654,113	20,272,301
Total increase (decrease) in net assets	176,589,825	23,462,864

Net Assets
Beginning of period	750,822,180	727,359,316
End of period (including undistributed net investment
income of $1,907,572 and undistributed net
investment income of $18,120, respectively)	$927,412,005	$750,822,180

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 10.17	$ 10.12	$ 10.33	$ 10.14	$9.42
Income from Investment
Operations
Net investment incomeC	333.319		.360	.410E	.546
Net realized and unrealized
gain (loss)	(.248)	.151	(.144)	.205E	.730
Total from investment operations	085.470		.216	.615	1.276
Distributions from net investment
income	(.305)	(.320)	(.356)	(.425)	(.556)
Distributions from net realized
gain	(.020)	(.100)	(.070)	—	—
Total distributions	(.325)	(.420)	(.426)	(.425)	(.556)
Net asset value, end of period	$ 9.93	$ 10.17	$ 10.12	$ 10.33	$10.14
Total ReturnA,B	84%	4.76%	2.11%	6.31%	13.95%
Ratios to Average Net AssetsD
Expenses before expense
reductions	84%	.88%	.83%	.83%	.87%
Expenses net of voluntary
waivers, if any	84%	.88%	.83%	.83%	.87%
Expenses net of all reductions	84%	.88%	.83%	.83%	.86%
Net investment income	3.31%	3.17%	3.50%	4.11%E	5.61%
Supplemental Data
Net assets, end of period
(000 omitted)	$84,685	$70,407	$69,011	$68,973	$43,205
Portfolio turnover rate	160%	133%	262%	251%	260%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 10.16	$ 10.11	$ 10.32	$ 10.13	$9.41
Income from Investment
Operations
Net investment incomeC	325.311		.350	.398E	.535
Net realized and unrealized
gain (loss)	(.248)	.150	(.144)	.206E	.731
Total from investment operations	077.461		.206	.604	1.266
Distributions from net investment
income	(.297)	(.311)	(.346)	(.414)	(.546)
Distributions from net realized
gain	(.020)	(.100)	(.070)	—	—
Total distributions	(.317)	(.411)	(.416)	(.414)	(.546)
Net asset value, end of period	$ 9.92	$ 10.16	$ 10.11	$ 10.32	$10.13
Total ReturnA,B	76%	4.67%	2.01%	6.19%	13.86%
Ratios to Average Net AssetsD
Expenses before expense
reductions	92%	.97%	.93%	.94%	.96%
Expenses net of voluntary
waivers, if any	92%	.97%	.93%	.94%	.96%
Expenses net of all reductions	92%	.97%	.93%	.94%	.96%
Net investment income	3.23%	3.08%	3.39%	4.00%E	5.52%
Supplemental Data
Net assets, end of period
(000 omitted)	$243,819	$259,149	$304,517	$366,209	$293,105
Portfolio turnover rate	160%	133%	262%	251%	260%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 10.15	$ 10.10	$ 10.31	$ 10.12	$9.41
Income from Investment
Operations
Net investment incomeC	257.242		.282	.335E	.474
Net realized and unrealized
gain (loss)	(.248)	.151	(.144)	.205E	.720
Total from investment operations	009.393		.138	.540	1.194
Distributions from net investment
income	(.229)	(.243)	(.278)	(.350)	(.484)
Distributions from net realized
gain	(.020)	(.100)	(.070)	—	—
Total distributions	(.249)	(.343)	(.348)	(.350)	(.484)
Net asset value, end of period	$ 9.91	$ 10.15	$ 10.10	$ 10.31	$10.12
Total ReturnA,B	08%	3.97%	1.34%	5.52%	13.03%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.61%	1.65%	1.59%	1.58%	1.60%
Expenses net of voluntary
waivers, if any	1.60%	1.65%	1.59%	1.58%	1.60%
Expenses net of all reductions	1.60%	1.65%	1.59%	1.58%	1.60%
Net investment income	2.55%	2.40%	2.74%	3.36%E	4.88%
Supplemental Data
Net assets, end of period
(000 omitted)	$94,149	$127,576	$176,855	$230,244	$158,864
Portfolio turnover rate	160%	133%	262%	251%	260%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 10.16	$ 10.11	$ 10.32	$ 10.13	$9.41
Income from Investment
Operations
Net investment incomeC	250.238		.275	.327E	.468
Net realized and unrealized
gain (loss)	(.247)	.150	(.144)	.205E	.729
Total from investment operations	003.388		.131	.532	1.197
Distributions from net investment
income	(.223)	(.238)	(.271)	(.342)	(.477)
Distributions from net realized
gain	(.020)	(.100)	(.070)	—	—
Total distributions	(.243)	(.338)	(.341)	(.342)	(.477)
Net asset value, end of period	$ 9.92	$ 10.16	$ 10.11	$ 10.32	$10.13
Total ReturnA,B	02%	3.92%	1.27%	5.44%	13.05%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.66%	1.69%	1.66%	1.66%	1.67%
Expenses net of voluntary
waivers, if any	1.66%	1.69%	1.66%	1.66%	1.67%
Expenses net of all reductions	1.66%	1.69%	1.66%	1.66%	1.67%
Net investment income	2.49%	2.36%	2.66%	3.29%E	4.81%
Supplemental Data
Net assets, end of period
(000 omitted)	$53,488	$62,133	$80,620	$103,002	$87,214
Portfolio turnover rate	160%	133%	262%	251%	260%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 10.12	$ 10.07	$ 10.28	$ 10.09	$9.38
Income from Investment
Operations
Net investment incomeB	351.333		.370	.422D	.560
Net realized and unrealized
gain (loss)	(.257)	.155	(.138)	.207D	.723
Total from investment operations	094.488		.232	.629	1.283
Distributions from net investment
income	(.324)	(.338)	(.372)	(.439)	(.573)
Distributions from net realized
gain	(.020)	(.100)	(.070)	—	—
Total distributions	(.344)	(.438)	(.442)	(.439)	(.573)
Net asset value, end of period	$ 9.87	$ 10.12	$ 10.07	$ 10.28	$10.09
Total ReturnA	94%	4.98%	2.28%	6.49%	14.11%
Ratios to Average Net AssetsC
Expenses before expense
reductions	64%	.69%	.68%	.69%	.69%
Expenses net of voluntary
waivers, if any	64%	.69%	.68%	.69%	.69%
Expenses net of all reductions	64%	.69%	.68%	.69%	.69%
Net investment income	3.51%	3.35%	3.64%	4.26%D	5.79%
Supplemental Data
Net assets, end of period
(000 omitted)	$451,272	$231,557	$96,356	$50,953	$27,782
Portfolio turnover rate	160%	133%	262%	251%	260%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Government Investment Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allo cated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribu tion and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Invest ments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

30

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$4,868,282
Unrealized depreciation	(14,363,603)
Net unrealized appreciation (depreciation)	(9,495,321)
Undistributed ordinary income	1,684,432
Capital loss carryforward	(1,881,694)

Cost for federal income tax purposes	$973,276,399

The tax character of distributions paid was as follows:

	October 31, 2005	October 31, 2004
Ordinary Income	$25,041,256	$21,828,555
Long term Capital Gains	748,270	6,389,550
Total	$25,789,526	$28,218,105

31 Annual Report

Notes to Financial Statements continued
2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repur chase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses,

Annual Report

32

2. Operating Policies continued

Swap Agreements continued

respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Swaps are marked to market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the State ment of Assets and Liabilities. These risks include changes in the returns of the underly ing instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the

33 Annual Report

Notes to Financial Statements continued
3. Fees and Other Transactions with Affiliates continued
Management Fee continued

average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$109,974	$28
Class T	0%	.25%	626,803	1,417
Class B	65%	.25%	978,858	707,663
Class C	75%	.25%	560,741	55,811
			$2,276,376	$764,919

Sales Load. FDC receives a front end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$33,278
Class T	16,200
Class B*	328,724
Class C*	4,777
$382,979

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

34

3. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$178,447.24
Class T	531,629.21
Class B	273,055.25
Class C	114,545.20
Institutional Class	662,736.20
	$1,760,412

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

4. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of

35 Annual Report

Notes to Financial Statements continued
5. Security Lending continued

insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser

Class A	90% - .83%*	$1,992
Class B	1.65% - 1.58%*	14,473
		$16,465
* Expense limitation in effect at period end.

In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $1,509. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$245
7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 24% of the total outstanding shares of the fund.

Annual Report

36

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,			2005	2004
From net investment income
Class A			$2,224,216	$2,153,959
Class T			7,397,091	8,618,124
Class B			2,471,404	3,613,736
Class C			1,237,969	1,712,286
Institutional Class			10,962,306	5,024,450
Total			$24,292,986	$21,122,555
From net realized gain
Class A			$139,625	$674,765
Class T			507,903	2,950,357
Class B			244,101	1,694,631
Class C			116,835	774,465
Institutional Class			488,076	1,001,332
Total			$1,496,540	$7,095,550

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class A
Shares sold	4,113,241	2,713,631	$41,451,899	$27,270,230
Reinvestment of
distributions	208,122	247,225	2,095,808	2,491,603
Shares redeemed	(2,714,775)	(2,856,691)	(27,351,893)	(28,743,646)
Net increase (decrease) .	1,606,588	104,165	$16,195,814	$1,018,187
Class T
Shares sold	8,129,709	8,006,772	$81,837,721	$80,706,660
Reinvestment of
distributions	741,353	1,082,875	7,462,032	10,906,402
Shares redeemed	(9,793,832)	(13,698,154)	(98,641,967)	(137,716,143)
Net increase (decrease) .	(922,770)	(4,608,507)	$(9,342,214)	$(46,103,081)
Class B
Shares sold	963,812	1,730,792	$9,708,714	$17,269,138
Reinvestment of
distributions	210,668	412,382	2,118,016	4,149,653
Shares redeemed	(4,240,223)	(7,080,700)	(42,659,299)	(71,021,593)
Net increase (decrease) .	(3,065,743)	(4,937,526)	$(30,832,569)	$(49,602,802)

		37		Annual Report

Notes to Financial Statements continued

9. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class C
Shares sold	986,075	1,558,016	$9,938,801	$15,688,387
Reinvestment of
distributions	83,491	167,985	840,019	1,691,499
Shares redeemed	(1,791,952)	(3,583,707)	(18,050,113)	(36,063,909)
Net increase (decrease) .	(722,386)	(1,857,706) $	(7,271,293)	$(18,684,023)
Institutional Class
Shares sold	24,879,267	16,675,556	$249,564,976	$167,264,086
Reinvestment of
distributions	1,044,484	530,819	10,458,786	5,319,476
Shares redeemed	(3,106,436)	(3,884,918)	(31,119,387)	(38,939,542)
Net increase (decrease) .	22,817,315	13,321,457	$228,904,375	$133,644,020

Annual Report

38

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Government Investment Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Government Investment Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments, as of October 31, 2005, and the related statement of opera tions for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Government Investment Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in confor mity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts December 13, 2005

39 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

40

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Government Investment. He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

41 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

42

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corpora tion (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the Uni versity of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Annual Report

44

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

45 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Government Investment. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Annual Report

46

Name, Age; Principal Occupation Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Government Investment. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR

(2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Government Investment. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Government Investment. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a port folio manager in the Bond Group (1997 2004).

George Fischer (44)

Year of Election or Appointment: 2003

Vice President of Advisor Government Investment. Mr. Fischer also man ages other Fidelity funds. Prior to assuming his current responsibilities, Mr. Fisher worked as a research analyst and portfolio manager.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Government Investment. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Government Investment. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Government Investment. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Government Investment. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Government Investment.

Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

Annual Report

48

Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Government Investment. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Government Investment. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Government Investment. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Government Investment. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manag er (1999 2000). In addition, Mr. Robins served as Assistant Chief Ac countant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Government Investment. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation John H. Costello (59)

Year of Election or Appointment: 1987

Assistant Treasurer of Advisor Government Investment. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Government Investment. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Government Investment. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Government Investment. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Government Investment. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

50

Distributions

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $0, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $747,189 or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of 34.38% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

51 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

Annual Report 52

	# of	% of
	Votes	Votes

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Government Investment Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

54

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio managers and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

56

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of the fund was lower than its benchmark for certain periods, although the one year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 22% would mean that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund’s management contract that lowered the fund’s individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund’s management fee rate from 43 basis points to 33 basis points.

Annual Report

58

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, and Class B ranked below its competitive median for 2004, and the total expenses of each of Class C and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class’s total expenses by 10 basis points and the total expenses of Class C would have ranked below the median.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions and the individual fund fee rate reduc tion had been in effect in 2004, the total expenses of Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in

Annual Report

60

the fund’s management fee rate from 43 basis points to 33 basis points and the reduction in each class’s total expenses by 10 basis points would deliver significant economies to fund shareholders.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets.

The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale. The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

61 Annual Report

Annual Report

62

63 Annual Report

Annual Report

64

65 Annual Report

Annual Report

66

67 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
Fidelity Investments Money
Management, Inc.
Fidelity International
Investment Advisors
Fidelity International
Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

AGOV UANN-1205 1.784746.102

Fidelity® Advisor Government Investment Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to
		shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the
		fund’s investments over the past six
		months.
Investments	10	A complete list of the fund’s
		investments with their market
		values.
Financial Statements	20	Statements of assets and liabilities,
		operations, and changes in net
		assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Report of Independent	38
Registered Public
Accounting Firm
Trustees and Officers	39
Distributions	50
Proxy Voting Results	51
Board Approval of	53
Investment Advisory
Contracts and Management
Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional Class	0.94%	5.66%	5.67%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Government Investment Fund Institutional Class on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Government Bond Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from George Fischer and William Irving, Co Portfolio Managers of Fidelity® Advisor Government Investment Fund

Since its first full year of existence in 1976, the Lehman Brothers® Aggregate Bond Index has had only two calendar years of losses in 1994 and 1999. Whether bonds suffer a similar fate in 2005 remains to be seen. But despite a host of challenges, the Lehman Brothers index managed to gain 1.13% for the 12 month period ending October 31, 2005. It was a volatile climate for investment grade debt. The Federal Reserve Board raised short term interest rates eight times, which lifted the federal funds rate from 1.75% to 3.75% and curbed bond returns. Inflation which can lessen the value of fixed income investments also was a near constant threat. Concern about a potential recession was further cause for alarm, particularly as the yield curve moved closer to becoming inverted. In that scenario, longer term yields, which are typically higher to compensate for the added risk of a longer term investment, fall below short term yields. Against this backdrop, bond prices fell in three of the period’s final four months.

During the past year, the fund’s Institutional Class shares gained 0.94%, while the Lehman Brothers Intermediate 75% U.S. Government/25% Mortgage Backed Securities Index returned 1.15% and the LipperSM General U.S. Government Funds Average returned 0.60% . The biggest boost to the fund’s performance relative to the index was sector selection. Our large overweighting relative to the index in agency securities and significant underweight ing in Treasuries boosted returns because agencies outpaced comparable duration Trea suries. Our decision to underweight mortgage pass through securities modestly detracted from returns, as mortgages slightly outpaced Treasuries for the year overall. However, other choices within the mortgage sector generally worked in our favor, with sizable investments outside of the index in collateralized mortgage obligations providing the biggest boost. An out of index allocation to Treasury Inflation Protected Securities (TIPS) also made a significant contribution to performance, as these securities outpaced nominal Treasuries as inflation expectations rose. Another strategy that worked in our favor was effective yield curve positioning, which refers to how the fund’s assets were distributed across a range of maturities. Early in the period, the fund’s larger than index stake in longer term securities benefited performance as the yield curve flattened and longer term bonds outperformed short term securities.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$999.50	$4.18
HypotheticalA	$1,000.00	$1,021.02	$4.23
Class T
Actual	$1,000.00	$999.20	$4.48
HypotheticalA	$1,000.00	$1,020.72	$4.53
Class B
Actual	$1,000.00	$995.70	$7.95
HypotheticalA	$1,000.00	$1,017.24	$8.03

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$995.40	$8.25
HypotheticalA	$1,000.00	$1,016.94	$8.34
Institutional Class
Actual	$1,000.00	$1,000.60	$3.08
HypotheticalA	$1,000.00	$1,022.13	$3.11

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	83%
Class T	89%
Class B	1.58%
Class C	1.64%
Institutional Class	61%

A 5% return per year before expenses

Annual Report

8

Investment Changes

Coupon Distribution as of October 31, 2005
	% of fund’s	% of fund’s investments
	investments	6 months ago
Zero coupon bonds	0.1	0.0
Less than 2%	4.0	0.8
2 – 2.99%	2.5	17.1
3 – 3.99%	21.6	16.1
4 – 4.99%	25.1	16.3
5 – 5.99%	16.4	15.6
6 – 6.99%	19.1	19.8
7 – 7.99%	2.8	5.3
8% and over	3.0	5.2

Coupon distribution shows the range of stated interest rates on the fund’s investments, excluding short term investments.

Average Years to Maturity as of October	31, 2005
		6 months ago
Years	6.4	6.5

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of October	31, 2005
			6 months ago
Years		4.2	4.2

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

9 Annual Report

Investments October 31,	2005
Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations 63.6%
	Principal	Value
	Amount	(Note 1)
U.S. Government Agency Obligations 27.9%
Fannie Mae:
3.25% 8/15/08	$ 4,812,000	$ 4,635,539
3.625% 3/15/07	35,223,000	34,774,752
4.25% 5/15/09	4,500,000	4,437,482
6% 5/15/08	2,718,000	2,804,147
6.25% 2/1/11	24,260,000	25,559,875
6.625% 9/15/09	1,620,000	1,726,172
6.625% 11/15/30	18,000,000	21,654,018
Federal Home Loan Bank:
3.8% 12/22/06	1,025,000	1,014,689
5.8% 9/2/08	17,275,000	17,768,184
Freddie Mac:
2.875% 12/15/06	6,390,000	6,271,772
4% 8/17/07	1,785,000	1,766,781
4.125% 4/2/07	34,613,000	34,394,280
4.875% 11/15/13	12,150,000	12,128,118
5% 1/30/14	25,000,000	24,390,600
5.875% 3/21/11	6,960,000	7,236,465
7% 3/15/10	7,294,000	7,927,900
Government Loan Trusts (assets of Trust guaranteed by
U.S. Government through Agency for International
Development) Series 1-B, 8.5% 4/1/06	97,773	99,868
Guaranteed Export Trust Certificates (assets of Trust
guaranteed by U.S. Government through Export-Import
Bank) Series 1994-A, 7.12% 4/15/06	990,526	998,926
Guaranteed Trade Trust Certificates (assets of Trust
guaranteed by U.S. Government through Export-Import
Bank):
Series 1994 A, 7.39% 6/26/06	750,000	762,300
Series 1994-B, 7.5% 1/26/06	9,941	10,040
Israeli State (guaranteed by U.S. Government through
Agency for International Development):
6.6% 2/15/08	8,581,396	8,806,460
6.8% 2/15/12	5,000,000	5,393,180
Overseas Private Investment Corp. U.S. Government
guaranteed participation certificates:
6.77% 11/15/13	1,078,845	1,154,364
6.99% 5/21/16	3,922,500	4,296,550
Private Export Funding Corp.:
secured:
5.34% 3/15/06	4,640,000	4,657,525
5.66% 9/15/11 (a)	2,610,000	2,711,834

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

U.S. Government and Government Agency Obligations continued
	Principal	Value
	Amount	(Note 1)
U.S. Government Agency Obligations continued
Private Export Funding Corp.: – continued
secured:
5.685% 5/15/12	$ 3,845,000	$ 4,040,553
6.67% 9/15/09	1,380,000	1,476,135
3.375% 2/15/09	610,000	586,186
4.55% 5/15/15	2,975,000	2,902,669
4.974% 8/15/13	2,850,000	2,864,957
Small Business Administration guaranteed development
participation certificates Series 2002-20K Class 1, 5.08%
11/1/22	5,200,728	5,210,456
U.S. Department of Housing and Urban Development
Government guaranteed participation certificates
Series 1999 A:
5.75% 8/1/06	2,100,000	2,120,217
5.96% 8/1/09	1,800,000	1,838,957
U.S. Trade Trust Certificates (assets of Trust guaranteed by U.S.
Government through Export Import Bank) 8.17% 1/15/07	90,000	91,732

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		258,513,683
U.S. Treasury Inflation Protected Obligations 6.1%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	16,720,248	17,404,620
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	13,164,058	12,653,899
1.875% 7/15/15	26,450,210	26,185,590

TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		56,244,109
U.S. Treasury Obligations – 29.6%
U.S. Treasury Bonds:
6.125% 8/15/29	25,650,000	30,403,253
6.25% 8/15/23	1,500,000	1,750,605
8% 11/15/21	11,794,000	15,952,305
12% 8/15/13	10,000,000	11,969,530
U.S. Treasury Notes:
3.375% 2/28/07	17,000,000	16,777,538
3.375% 10/15/09	42,550,000	40,901,188
3.5% 8/15/09	3,229,000	3,122,543
3.625% 4/30/07	1,026,000	1,014,578
3.625% 6/30/07	6,938,000	6,852,087
3.75% 5/15/08	30,810,000	30,322,586
3.875% 7/31/07	31,439,000	31,172,492
4.25% 8/15/13	11,670,000	11,444,349

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

U.S. Government and Government Agency Obligations continued
	Principal	Value
	Amount	(Note 1)
U.S. Treasury Obligations continued
U.S. Treasury Notes: – continued
4.25% 11/15/13	$25,460,000	$ 24,933,895
4.75% 5/15/14	47,750,000	48,346,869

TOTAL U.S. TREASURY OBLIGATIONS		274,963,818

TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $594,799,821)		589,721,610

U.S. Government Agency Mortgage Securities 14.3%

Fannie Mae – 12.0%
3.472% 4/1/34 (c)	292,642	290,732
3.739% 1/1/35 (c)	188,846	185,392
3.752% 10/1/33 (c)	126,126	123,131
3.771% 12/1/34 (c)	157,418	154,389
3.787% 12/1/34 (c)	38,400	37,746
3.794% 6/1/34 (c)	561,369	542,299
3.815% 1/1/35 (c)	117,565	115,661
3.819% 6/1/33 (c)	86,680	85,001
3.838% 1/1/35 (c)	335,426	331,557
3.869% 1/1/35 (c)	211,484	210,229
3.875% 6/1/33 (c)	503,282	494,903
3.913% 12/1/34 (c)	104,750	104,304
3.917% 10/1/34 (c)	146,499	145,162
3.953% 11/1/34 (c)	237,464	235,789
3.964% 1/1/35 (c)	158,667	156,983
3.968% 5/1/33 (c)	45,387	44,706
3.976% 5/1/34 (c)	46,548	47,185
3.98% 12/1/34 (c)	143,202	142,139
3.997% 1/1/35 (c)	98,778	97,823
3.998% 12/1/34 (c)	121,407	120,530
4% 9/1/18	2,958,028	2,806,981
4% 11/1/20 (b)	8,000,000	7,585,000
4.008% 12/1/34 (c)	806,981	802,003
4.014% 2/1/35 (c)	113,725	112,263
4.018% 12/1/34 (c)	79,729	78,918
4.026% 1/1/35 (c)	64,339	63,791
4.026% 2/1/35 (c)	102,862	101,468
4.031% 1/1/35 (c)	218,867	216,787
4.055% 10/1/18 (c)	121,362	119,140

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Fannie Mae – continued
4.064% 4/1/33 (c)	$45,626	$45,101
4.064% 1/1/35 (c)	100,849	99,460
4.067% 12/1/34 (c)	216,998	215,453
4.091% 1/1/35 (c)	217,297	214,870
4.102% 2/1/35 (c)	83,716	82,759
4.107% 2/1/35 (c)	88,732	87,950
4.111% 1/1/35 (c)	226,961	224,092
4.112% 2/1/35 (c)	409,457	405,483
4.116% 2/1/35 (c)	205,556	203,165
4.125% 1/1/35 (c)	218,054	217,033
4.128% 1/1/35 (c)	395,107	390,559
4.133% 11/1/34 (c)	183,965	182,603
4.134% 2/1/35 (c)	245,536	243,938
4.144% 1/1/35 (c)	332,361	329,831
4.15% 2/1/35 (c)	209,212	207,176
4.172% 1/1/35 (c)	417,189	413,667
4.174% 1/1/35 (c)	179,074	177,343
4.183% 11/1/34 (c)	60,028	59,613
4.19% 1/1/35 (c)	246,676	241,813
4.222% 3/1/34 (c)	121,745	120,347
4.237% 10/1/34 (c)	314,377	314,858
4.25% 2/1/35 (c)	137,573	134,697
4.291% 8/1/33 (c)	268,576	266,037
4.294% 1/1/35 (c)	164,099	162,098
4.296% 3/1/35 (c)	130,812	129,935
4.298% 7/1/34 (c)	98,892	98,947
4.311% 5/1/35 (c)	191,129	188,723
4.313% 2/1/35 (c)	77,312	76,484
4.315% 3/1/33 (c)	60,884	59,774
4.315% 1/1/35 (c)	130,116	128,283
4.333% 12/1/34 (c)	85,228	85,070
4.347% 1/1/35 (c)	134,832	132,304
4.367% 4/1/35 (c)	86,138	85,094
4.414% 5/1/35 (c)	399,680	396,058
4.447% 3/1/35 (c)	165,979	163,341
4.453% 10/1/34 (c)	673,164	671,395
4.454% 4/1/34 (c)	213,462	210,800
4.483% 1/1/35 (c)	209,967	208,931
4.485% 8/1/34 (c)	402,806	398,479
4.5% 9/1/33	8,408,315	7,876,602
4.501% 5/1/35 (c)	84,905	83,828
4.525% 3/1/35 (c)	347,511	342,205

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Fannie Mae – continued
4.53% 8/1/34 (c)	$238,882	$238,349
4.55% 2/1/35 (c)	836,464	832,298
4.554% 7/1/35 (c)	489,958	486,617
4.558% 2/1/35 (c)	134,851	133,219
4.584% 2/1/35 (c)	1,168,721	1,151,005
4.603% 2/1/35 (c)	87,491	87,411
4.652% 11/1/34 (c)	434,034	429,675
4.68% 11/1/34 (c)	452,560	447,061
4.707% 3/1/35 (c)	1,108,101	1,104,943
4.736% 7/1/34 (c)	373,135	371,082
4.815% 12/1/34 (c)	387,952	385,150
4.821% 12/1/32 (c)	182,569	182,421
4.848% 12/1/34 (c)	148,639	147,583
5% 8/1/35	2,681,576	2,581,314
5% 11/1/35 (b)	7,000,000	6,735,313
5.121% 5/1/35 (c)	948,705	952,458
5.204% 6/1/35 (c)	688,775	692,441
5.297% 9/1/35 (c)	276,617	274,293
5.5% 3/1/13 to 8/1/27	12,979,447	12,957,743
5.5% 11/1/35 (b)	11,000,000	10,852,188
6% 1/1/18	440,550	450,775
6% 11/1/35 (b)	18,500,000	18,661,875
6.5% 12/1/24 to 3/1/35	15,000,239	15,427,587
6.5% 11/1/35 (b)	3,648	3,745
7% 4/1/26 to 7/1/32	3,101,806	3,246,860
7.5% 3/1/28 to 4/1/29	35,385	37,447
8.5% 9/1/16 to 1/1/17	20,907	22,515
9% 11/1/11 to 5/1/14	275,669	294,893
9.5% 11/1/06 to 5/1/20	175,810	189,167
11.5% 6/15/19	50,242	55,175
12.5% 8/1/15	2,069	2,283
		111,363,097
Freddie Mac – 1.9%
4.078% 12/1/34 (c)	154,324	152,275
4.109% 12/1/34 (c)	215,952	213,283
4.192% 1/1/35 (c)	599,689	592,928
4.289% 3/1/35 (c)	188,036	186,229
4.297% 5/1/35 (c)	329,627	326,262
4.309% 12/1/34 (c)	176,369	173,116
4.362% 3/1/35 (c)	255,170	250,146
4.385% 2/1/35 (c)	391,422	389,647

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Freddie Mac – continued
4.388% 2/1/35 (c)	$ 354,306	$347,330
4.445% 3/1/35 (c)	167,006	163,484
4.479% 6/1/35 (c)	275,534	272,257
4.487% 3/1/35 (c)	483,264	473,841
4.493% 3/1/35 (c)	1,303,375	1,284,028
4.495% 3/1/35 (c)	187,357	183,697
5.027% 4/1/35 (c)	1,069,110	1,066,801
5.237% 8/1/33 (c)	85,771	86,811
6% 11/1/32 to 11/1/33	9,280,176	9,381,692
6.5% 3/1/35	1,003,972	1,029,354
7.5% 3/1/15 to 3/1/16	609,356	642,591
8.5% 8/1/09 to 2/1/10	14,265	15,055
9% 10/1/08 to 10/1/20	49,279	52,178
9.5% 5/1/21 to 7/1/21	65,998	71,819
11% 7/1/13 to 5/1/14	105,769	116,535
12.5% 2/1/10 to 6/1/19	28,645	31,361
		17,502,720
Government National Mortgage Association – 0.4%
6.5% 6/20/34	3,074,841	3,172,155
7.5% 9/15/06 to 8/15/29	93,565	95,866
8% 12/15/23	420,176	449,252
9% 12/15/09	1,423	1,427
10.5% 12/15/17 to 1/20/18	58,700	65,272
13.5% 7/15/11	10,362	11,615
		3,795,587

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $134,479,417)		132,661,404

Asset Backed Securities 0.7%

Fannie Mae Grantor Trust Series 2005-T4 Class A1C,
4.1875% 9/25/35 (c)
(Cost $6,360,000)	6,360,000	6,359,742

Collateralized Mortgage Obligations 19.3%

U.S. Government Agency 19.3%
Fannie Mae:
floater Series 2003-25 Class CF, 4.3875% 3/25/17 (c)	2,857,568	2,867,282

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
U.S. Government Agency continued
Fannie Mae: – continued
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22	$ 2,369,314	$2,454,219
Series 1993-160 Class PK, 6.5% 11/25/22	281,109	280,595
Series 1993-187 Class L, 6.5% 7/25/23	1,083,189	1,105,438
Series 1994-27 Class PJ, 6.5% 6/25/23	829,657	834,684
Series 2003-39 Class PV, 5.5% 9/25/22	1,845,000	1,824,820
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-38 Class QF, 5.0175% 8/25/31 (c)	1,276,521	1,303,264
Series 2002-49 Class FB, 4.58% 11/18/31 (c)	1,690,005	1,704,144
Series 2002-60 Class FV, 5.0375% 4/25/32 (c)	344,382	353,553
Series 2002-68 Class FH, 4.48% 10/18/32 (c)	1,414,943	1,429,143
Series 2002-75 Class FA, 5.0375% 11/25/32 (c)	705,464	724,409
Series 2003-122 Class FL, 4.3875% 7/25/29 (c)	606,767	596,712
Series 2003-131 Class FM, 4.4375% 12/25/29 (c)	457,955	459,360
Series 2003-15 Class WF, 4.3875% 8/25/17 (c)	726,075	728,992
Series 2004-31 Class F, 4.3375% 6/25/30 (c)	1,051,128	1,051,444
Series 2004-33 Class FW, 4.4375% 8/25/25 (c)	1,006,462	1,006,917
Series 2004-54 Class FE, 5.1875% 2/25/33 (c)	773,221	781,547
planned amortization class:
Series 2001-30 Class PL, 7% 2/25/31	1,182,035	1,189,815
Series 2002-49 Class KG, 5.5% 8/25/17	6,500,000	6,559,340
Series 2003-32 Class PB, 3% 6/25/16	232,926	232,024
Series 2003-67 Class GL, 3% 1/25/25	5,000,000	4,854,871
Series 2003-73 Class GA, 3.5% 5/25/31	5,292,912	4,986,361
Series 2003-91 Class HA, 4.5% 11/25/16	1,465,000	1,443,393
Series 2004-21 Class QE, 4.5% 11/25/32	1,500,000	1,407,522
sequential pay:
Series 2001-46 Class ZG, 6% 9/25/31	7,699,355	7,784,372
Series 2002-63 Class LA, 5.5% 10/25/16	3,930,239	3,950,880
Series 2002-79 Class Z, 5.5% 11/25/22	3,495,583	3,422,763
Series 2005-41 Class WY, 5.5% 5/25/25	2,630,000	2,614,380
Series 2005-55 Class LY, 5.5% 7/25/25	2,580,000	2,544,525
Series 2005-15 Class AZ, 5% 3/25/35	377,090	374,894
Series 2005-28 Class AZ, 5% 4/25/35	290,809	288,036
Freddie Mac:
planned amortization class Series 2512 Class PG, 5.5%
10/15/22	2,000,000	1,976,875
sequential pay:
Series 2114 Class ZM, 6% 1/15/29	460,326	467,014

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
U.S. Government Agency continued
Freddie Mac: – continued
sequential pay:
Series 2343 Class VD, 7% 8/15/16	$5,053,792	$5,106,257
Series 2361 Class KB, 6.25% 1/15/28	2,932,836	2,951,372
Freddie Mac Manufactured Housing participation certificates
guaranteed planned amortization class Series 1681
Class PJ, 7% 12/15/23	4,000,000	4,108,574
Freddie Mac Multi-class participation certificates guaranteed:
floater:
Series 2406:
Class FP, 4.95% 1/15/32 (c)	1,350,636	1,386,987
Class PF, 4.95% 12/15/31 (c)	1,080,000	1,100,904
Series 2410 Class PF, 4.95% 2/15/32 (c)	2,475,000	2,534,026
Series 2530 Class FE, 4.57% 2/15/32 (c)	969,934	980,922
Series 2553 Class FB, 4.47% 3/15/29 (c)	2,975,000	2,932,681
Series 2577 Class FW, 4.47% 1/15/30 (c)	2,345,000	2,357,552
Series 2625 Class FJ, 4.27% 7/15/17 (c)	1,704,630	1,706,950
Series 2861 Class GF, 4.27% 1/15/21 (c)	626,100	626,639
Series 2994 Class FB, 4.12% 6/15/20 (c)	884,818	882,545
Series 3008 Class SM, 0% 7/15/35	513,537	545,473
planned amortization class:
Seires 2625 Class QX, 2.25% 3/15/22	231,752	225,486
Series 1141 Class G, 9% 9/15/21	155,386	155,098
Series 1671 Class G, 6.5% 8/15/23	4,430,733	4,450,802
Series 1727 Class H, 6.5% 8/15/23	1,272,378	1,279,355
Series 2389 Class DA, 4.87% 11/15/30 (c)	3,027,701	3,047,414
Series 2543 CLass PM, 5.5% 8/15/18	889,993	895,066
Series 2587 Class UP, 4% 8/15/25	5,069,286	5,031,984
Series 2622 Class PE, 4.5% 5/15/18	2,640,000	2,510,589
Series 2628 Class OE, 4.5% 6/15/18	1,600,000	1,537,592
Series 2640:
Class GE, 4.5% 7/15/18	3,660,000	3,515,637
Class GR, 3% 3/15/10	1,334,727	1,326,443
Class QG, 2% 4/15/22	302,037	292,682
Series 2660 Class ML, 3.5% 7/15/22	10,000,000	9,791,511
Series 2676 Class QA, 3% 8/15/16	1,329,468	1,318,383
Series 2683 Class UH, 3% 3/15/19	2,876,757	2,843,907
Series 2802 Class OB, 6% 5/15/34	1,325,000	1,370,353
Series 2810 Class PD, 6% 6/15/33	995,000	1,011,374
Series 2828 Class JA, 4.5% 1/15/10	1,393,524	1,390,414
Series 2975 Class OH, 5.5% 5/15/35	6,035,000	5,848,593
Series 2982 Class NE, 5.5% 5/15/35	2,000,000	1,943,559

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates
guaranteed: – continued
sequential pay:
Series 2448 Class VH, 6.5% 5/15/18	$ 3,131,599	$ 3,148,729
Series 2546 Class MJ, 5.5% 3/15/23	2,861,239	2,832,627
Series 2587:
Class AD, 4.71% 3/15/33	5,784,746	5,161,311
Class ET, 3.7% 7/15/17	2,478,539	2,382,019
Series 2601 Class TB, 5.5% 4/15/23	869,000	861,396
Series 2617 Class GW, 3.5% 6/15/16	2,393,295	2,337,200
Series 2677 Class HG, 3% 8/15/12	3,389,810	3,323,109
Series 2750 Class ZT, 5% 2/15/34	934,576	822,898
Series 2773 Class HC, 4.5% 4/15/19	703,518	662,563
Series 2831 Class AC, 5% 1/15/18	1,882,602	1,841,875
Series 3007 Class EW, 5.5% 7/15/25	1,135,000	1,138,821
Series 2769 Class BU, 5% 3/15/34	943,926	899,766
Series 2877 Class JC, 5% 10/15/34	1,633,661	1,596,161
Series 2907 Class HZ, 5% 12/15/34	616,485	611,814
Series 2931 Class ZK, 4.5% 2/15/20	822,409	815,818
Series 2949 Clas ZW, 5% 3/15/35	946,041	945,385
Series 3018 Class ZA, 5.5% 8/15/35	985,994	985,221
Series FHR 2781 Class KK, 5.5% 6/15/33	4,192,122	4,143,067
target amortization class Series 2156 Class TC,
6.25% 5/15/29	3,929,742	4,005,190
Ginnie Mae guaranteed REMIC pass thru securities
planned amortization class Series 2001-53 Class TA,
6% 12/20/30	45,200	45,126
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $180,916,841)		179,170,808

Commercial Mortgage Securities 0.4%

Fannie Mae sequential pay Series 1999-10 Class MZ, 6.5%
9/17/38	1,775,929	1,824,589
Freddie Mac Multi-class participation certificates guaranteed
floater Series 2448 Class FT, 4.97% 3/15/32 (c)	1,815,064	1,855,925
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $3,730,968)		3,680,514

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Cash Equivalents 5.6%
		Maturity	Value
		Amount	(Note 1)
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading
account at 4.03%, dated 10/31/05 due 11/1/05)
(Cost $52,187,000)		$52,192,844	$52,187,000

TOTAL INVESTMENT PORTFOLIO 103.9%
(Cost $972,474,047)			963,781,078

NET OTHER ASSETS – (3.9)%			(36,369,073)

NET ASSETS 100%			$927,412,005

Swap Agreements
	Expiration	Notional	Value
	Date	Amount

Interest Rate Swap
Receive quarterly a fixed rate equal to
4.508% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	August 2010	$ 8,000,000	$ (132,053)
Receive semi-annually a fixed rate equal to
4.708% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	Oct. 2010	9,000,000	(83,449)

		$17,000,000	$ (215,502)

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $2,711,834 or
0.3% of net assets.

(b) Security or a portion of the security
purchased on a delayed delivery or
when-issued basis.

(c) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $1,882,000 all of which will expire on October 31, 2013.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (including repurchase
agreements of $52,187,000) (cost $972,474,047)
See accompanying schedule		$963,781,078
Cash		331
Receivable for investments sold		170,147
Receivable for fund shares sold		1,880,605
Interest receivable		8,491,424
Total assets		974,323,585

Liabilities
Payable for investments purchased on a delayed delivery
basis	$44,284,274
Payable for fund shares redeemed	1,399,020
Distributions payable	263,933
Swap agreements, at value	215,502
Accrued management fee	259,425
Distribution fees payable	178,122
Other affiliated payables	188,743
Other payables and accrued expenses	122,561
Total liabilities		46,911,580

Net Assets		$927,412,005
Net Assets consist of:
Paid in capital		$937,105,210
Undistributed net investment income		1,907,572
Accumulated undistributed net realized gain (loss) on
investments		(2,692,306)
Net unrealized appreciation (depreciation) on
investments		(8,908,471)
Net Assets		$927,412,005

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($84,685,448 ÷ 8,529,607 shares)	$9.93

Maximum offering price per share (100/95.25 of $9.93)	$10.43
Class T:
Net Asset Value and redemption price per share
($243,818,525 ÷ 24,574,416 shares)	$9.92

Maximum offering price per share (100/96.50 of $9.92)	$10.28
Class B:
Net Asset Value and offering price per share
($94,148,549 ÷ 9,499,125 shares)A	$9.91

Class C:
Net Asset Value and offering price per share
($53,487,912 ÷ 5,392,399 shares)A	$9.92

Institutional Class:
Net Asset Value, offering price and redemption price
per share ($451,271,571 ÷ 45,708,326 shares)	$9.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Operations
	Year ended October 31, 2005

Investment Income
Interest		$34,206,912
Security lending		11,615
Total income		34,218,527

Expenses
Management fee	$3,125,253
Transfer agent fees	1,760,412
Distribution fees	2,276,376
Accounting and security lending fees	328,389
Independent trustees’ compensation	3,800
Custodian fees and expenses	34,135
Registration fees	101,421
Audit	58,184
Legal	4,540
Miscellaneous	66,738
Total expenses before reductions	7,759,248
Expense reductions	(18,219)	7,741,029

Net investment income		26,477,498
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	(2,340,041)
Swap agreements	12,512
Total net realized gain (loss)		(2,327,529)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(19,034,953)
Swap agreements	(392,747)
Delayed delivery commitments	2,969
Total change in net unrealized appreciation
(depreciation)		(19,424,731)
Net gain (loss)		(21,752,260)
Net increase (decrease) in net assets resulting from
operations		$4,725,238

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$26,477,498	$21,028,883
Net realized gain (loss)	(2,327,529)	2,910,947
Change in net unrealized appreciation (depreciation) .	(19,424,731)	7,468,838
Net increase (decrease) in net assets resulting
from operations	4,725,238	31,408,668
Distributions to shareholders from net investment income .	(24,292,986)	(21,122,555)
Distributions to shareholders from net realized gain	(1,496,540)	(7,095,550)
Total distributions	(25,789,526)	(28,218,105)
Share transactions - net increase (decrease)	197,654,113	20,272,301
Total increase (decrease) in net assets	176,589,825	23,462,864

Net Assets
Beginning of period	750,822,180	727,359,316
End of period (including undistributed net investment
income of $1,907,572 and undistributed net
investment income of $18,120, respectively)	$927,412,005	$750,822,180

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 10.17	$ 10.12	$ 10.33	$ 10.14	$9.42
Income from Investment
Operations
Net investment incomeC	333.319		.360	.410E	.546
Net realized and unrealized
gain (loss)	(.248)	.151	(.144)	.205E	.730
Total from investment operations	085.470		.216	.615	1.276
Distributions from net investment
income	(.305)	(.320)	(.356)	(.425)	(.556)
Distributions from net realized
gain	(.020)	(.100)	(.070)	—	—
Total distributions	(.325)	(.420)	(.426)	(.425)	(.556)
Net asset value, end of period	$ 9.93	$ 10.17	$ 10.12	$ 10.33	$10.14
Total ReturnA,B	84%	4.76%	2.11%	6.31%	13.95%
Ratios to Average Net AssetsD
Expenses before expense
reductions	84%	.88%	.83%	.83%	.87%
Expenses net of voluntary
waivers, if any	84%	.88%	.83%	.83%	.87%
Expenses net of all reductions	84%	.88%	.83%	.83%	.86%
Net investment income	3.31%	3.17%	3.50%	4.11%E	5.61%
Supplemental Data
Net assets, end of period
(000 omitted)	$84,685	$70,407	$69,011	$68,973	$43,205
Portfolio turnover rate	160%	133%	262%	251%	260%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 10.16	$ 10.11	$ 10.32	$ 10.13	$9.41
Income from Investment
Operations
Net investment incomeC	325.311		.350	.398E	.535
Net realized and unrealized
gain (loss)	(.248)	.150	(.144)	.206E	.731
Total from investment operations	077.461		.206	.604	1.266
Distributions from net investment
income	(.297)	(.311)	(.346)	(.414)	(.546)
Distributions from net realized
gain	(.020)	(.100)	(.070)	—	—
Total distributions	(.317)	(.411)	(.416)	(.414)	(.546)
Net asset value, end of period	$ 9.92	$ 10.16	$ 10.11	$ 10.32	$10.13
Total ReturnA,B	76%	4.67%	2.01%	6.19%	13.86%
Ratios to Average Net AssetsD
Expenses before expense
reductions	92%	.97%	.93%	.94%	.96%
Expenses net of voluntary
waivers, if any	92%	.97%	.93%	.94%	.96%
Expenses net of all reductions	92%	.97%	.93%	.94%	.96%
Net investment income	3.23%	3.08%	3.39%	4.00%E	5.52%
Supplemental Data
Net assets, end of period
(000 omitted)	$243,819	$259,149	$304,517	$366,209	$293,105
Portfolio turnover rate	160%	133%	262%	251%	260%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 10.15	$ 10.10	$ 10.31	$ 10.12	$9.41
Income from Investment
Operations
Net investment incomeC	257.242		.282	.335E	.474
Net realized and unrealized
gain (loss)	(.248)	.151	(.144)	.205E	.720
Total from investment operations	009.393		.138	.540	1.194
Distributions from net investment
income	(.229)	(.243)	(.278)	(.350)	(.484)
Distributions from net realized
gain	(.020)	(.100)	(.070)	—	—
Total distributions	(.249)	(.343)	(.348)	(.350)	(.484)
Net asset value, end of period	$ 9.91	$ 10.15	$ 10.10	$ 10.31	$10.12
Total ReturnA,B	08%	3.97%	1.34%	5.52%	13.03%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.61%	1.65%	1.59%	1.58%	1.60%
Expenses net of voluntary
waivers, if any	1.60%	1.65%	1.59%	1.58%	1.60%
Expenses net of all reductions	1.60%	1.65%	1.59%	1.58%	1.60%
Net investment income	2.55%	2.40%	2.74%	3.36%E	4.88%
Supplemental Data
Net assets, end of period
(000 omitted)	$94,149	$127,576	$176,855	$230,244	$158,864
Portfolio turnover rate	160%	133%	262%	251%	260%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 10.16	$ 10.11	$ 10.32	$ 10.13	$9.41
Income from Investment
Operations
Net investment incomeC	250.238		.275	.327E	.468
Net realized and unrealized
gain (loss)	(.247)	.150	(.144)	.205E	.729
Total from investment operations	003.388		.131	.532	1.197
Distributions from net investment
income	(.223)	(.238)	(.271)	(.342)	(.477)
Distributions from net realized
gain	(.020)	(.100)	(.070)	—	—
Total distributions	(.243)	(.338)	(.341)	(.342)	(.477)
Net asset value, end of period	$ 9.92	$ 10.16	$ 10.11	$ 10.32	$10.13
Total ReturnA,B	02%	3.92%	1.27%	5.44%	13.05%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.66%	1.69%	1.66%	1.66%	1.67%
Expenses net of voluntary
waivers, if any	1.66%	1.69%	1.66%	1.66%	1.67%
Expenses net of all reductions	1.66%	1.69%	1.66%	1.66%	1.67%
Net investment income	2.49%	2.36%	2.66%	3.29%E	4.81%
Supplemental Data
Net assets, end of period
(000 omitted)	$53,488	$62,133	$80,620	$103,002	$87,214
Portfolio turnover rate	160%	133%	262%	251%	260%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 10.12	$ 10.07	$ 10.28	$ 10.09	$9.38
Income from Investment
Operations
Net investment incomeB	351.333		.370	.422D	.560
Net realized and unrealized
gain (loss)	(.257)	.155	(.138)	.207D	.723
Total from investment operations	094.488		.232	.629	1.283
Distributions from net investment
income	(.324)	(.338)	(.372)	(.439)	(.573)
Distributions from net realized
gain	(.020)	(.100)	(.070)	—	—
Total distributions	(.344)	(.438)	(.442)	(.439)	(.573)
Net asset value, end of period	$ 9.87	$ 10.12	$ 10.07	$ 10.28	$10.09
Total ReturnA	94%	4.98%	2.28%	6.49%	14.11%
Ratios to Average Net AssetsC
Expenses before expense
reductions	64%	.69%	.68%	.69%	.69%
Expenses net of voluntary
waivers, if any	64%	.69%	.68%	.69%	.69%
Expenses net of all reductions	64%	.69%	.68%	.69%	.69%
Net investment income	3.51%	3.35%	3.64%	4.26%D	5.79%
Supplemental Data
Net assets, end of period
(000 omitted)	$451,272	$231,557	$96,356	$50,953	$27,782
Portfolio turnover rate	160%	133%	262%	251%	260%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Government Investment Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allo cated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribu tion and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Invest ments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

29 Annual Report

Notes to Financial Statements continued
1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$4,868,282
Unrealized depreciation	(14,363,603)
Net unrealized appreciation (depreciation)	(9,495,321)
Undistributed ordinary income	1,684,432
Capital loss carryforward	(1,881,694)

Cost for federal income tax purposes	$973,276,399

The tax character of distributions paid was as follows:

	October 31, 2005	October 31, 2004
Ordinary Income	$25,041,256	$21,828,555
Long term Capital Gains	748,270	6,389,550
Total	$25,789,526	$28,218,105

Annual Report

30

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repur chase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses,

31 Annual Report

Notes to Financial Statements continued

2. Operating Policies continued

Swap Agreements continued

respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Swaps are marked to market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the State ment of Assets and Liabilities. These risks include changes in the returns of the underly ing instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the

Annual Report

32

3. Fees and Other Transactions with Affiliates continued
Management Fee continued

average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$109,974	$28
Class T	0%	.25%	626,803	1,417
Class B	65%	.25%	978,858	707,663
Class C	75%	.25%	560,741	55,811
			$2,276,376	$764,919

Sales Load. FDC receives a front end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$33,278
Class T	16,200
Class B*	328,724
Class C*	4,777
$382,979

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

33 Annual Report

Notes to Financial Statements continued
3. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$178,447.24
Class T	531,629.21
Class B	273,055.25
Class C	114,545.20
Institutional Class	662,736.20
	$1,760,412

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

4. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of

Annual Report

34

5. Security Lending continued

insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser

Class A	90% - .83%*	$1,992
Class B	1.65% - 1.58%*	14,473
		$16,465
* Expense limitation in effect at period end.

In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $1,509. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$245
7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 24% of the total outstanding shares of the fund.

35 Annual Report

Notes to Financial Statements continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,			2005	2004
From net investment income
Class A			$2,224,216	$2,153,959
Class T			7,397,091	8,618,124
Class B			2,471,404	3,613,736
Class C			1,237,969	1,712,286
Institutional Class			10,962,306	5,024,450
Total			$24,292,986	$21,122,555
From net realized gain
Class A			$139,625	$674,765
Class T			507,903	2,950,357
Class B			244,101	1,694,631
Class C			116,835	774,465
Institutional Class			488,076	1,001,332
Total			$1,496,540	$7,095,550

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class A
Shares sold	4,113,241	2,713,631	$41,451,899	$27,270,230
Reinvestment of
distributions	208,122	247,225	2,095,808	2,491,603
Shares redeemed	(2,714,775)	(2,856,691)	(27,351,893)	(28,743,646)
Net increase (decrease) .	1,606,588	104,165	$16,195,814	$1,018,187
Class T
Shares sold	8,129,709	8,006,772	$81,837,721	$80,706,660
Reinvestment of
distributions	741,353	1,082,875	7,462,032	10,906,402
Shares redeemed	(9,793,832)	(13,698,154)	(98,641,967)	(137,716,143)
Net increase (decrease) .	(922,770)	(4,608,507)	$(9,342,214)	$(46,103,081)
Class B
Shares sold	963,812	1,730,792	$9,708,714	$17,269,138
Reinvestment of
distributions	210,668	412,382	2,118,016	4,149,653
Shares redeemed	(4,240,223)	(7,080,700)	(42,659,299)	(71,021,593)
Net increase (decrease) .	(3,065,743)	(4,937,526)	$(30,832,569)	$(49,602,802)

Annual Report		36

9. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class C
Shares sold	986,075	1,558,016	$9,938,801	$15,688,387
Reinvestment of
distributions	83,491	167,985	840,019	1,691,499
Shares redeemed	(1,791,952)	(3,583,707)	(18,050,113)	(36,063,909)
Net increase (decrease) .	(722,386)	(1,857,706) $	(7,271,293)	$(18,684,023)
Institutional Class
Shares sold	24,879,267	16,675,556	$249,564,976	$167,264,086
Reinvestment of
distributions	1,044,484	530,819	10,458,786	5,319,476
Shares redeemed	(3,106,436)	(3,884,918)	(31,119,387)	(38,939,542)
Net increase (decrease) .	22,817,315	13,321,457	$228,904,375	$133,644,020

37 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Government Investment Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Government Investment Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments, as of October 31, 2005, and the related statement of opera tions for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Government Investment Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in confor mity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts December 13, 2005

Annual Report

38

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Government Investment. He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

40

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

42

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corpora tion (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the Uni versity of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

44

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Government Investment. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Government Investment. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR

(2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Government Investment. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Government Investment. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a port folio manager in the Bond Group (1997 2004).

George Fischer (44)

Year of Election or Appointment: 2003

Vice President of Advisor Government Investment. Mr. Fischer also man ages other Fidelity funds. Prior to assuming his current responsibilities, Mr. Fisher worked as a research analyst and portfolio manager.

Annual Report

46

Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Government Investment. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Government Investment. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Government Investment. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Government Investment. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Government Investment.

Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Government Investment. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Government Investment. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Government Investment. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Government Investment. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manag er (1999 2000). In addition, Mr. Robins served as Assistant Chief Ac countant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Government Investment. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

Annual Report

48

Name, Age; Principal Occupation John H. Costello (59)

Year of Election or Appointment: 1987

Assistant Treasurer of Advisor Government Investment. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Government Investment. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Government Investment. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Government Investment. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Government Investment. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

49 Annual Report

Distributions

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $0, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $747,189 or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of 34.38% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

50

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

Proxy Voting Results - continued

	# of	% of
	Votes	Votes

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

Annual Report

52

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Government Investment Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio managers and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a

Annual Report

54

large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of the fund was lower than its benchmark for certain periods, although the one year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for

Annual Report

56

management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 22% would mean that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund’s management contract that lowered the fund’s individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund’s management fee rate from 43 basis points to 33 basis points.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, and Class B ranked below its competitive median for 2004, and the total expenses of each of Class C and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class’s total expenses by 10 basis points and the total expenses of Class C would have ranked below the median.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions and the individual fund fee rate reduc tion had been in effect in 2004, the total expenses of Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

58

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

the fund’s management fee rate from 43 basis points to 33 basis points and the reduction in each class’s total expenses by 10 basis points would deliver significant economies to fund shareholders.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets.

The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale. The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

60

61 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
Fidelity Investments Money
Management, Inc.
Fidelity International
Investment Advisors
Fidelity International
Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

AGOVI-UANN-1205 1.784747.102

Fidelity® Advisor High Income Advantage Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	25	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	34	Notes to the financial statements.
Report of Independent	43
Registered Public
Accounting Firm
Trustees and Officers	44
Distributions	55
Proxy Voting Results	56
Board Approval of	58
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to op erate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 4.75% sales
charge)A	3.54%	8.09%	6.81%
Class T (incl. 3.50% sales
charge)	4.80%	8.29%	6.91%
Class B (incl. contingent
deferred sales charge)B	2.85%	8.05%	6.80%
Class C (incl. contingent
deferred sales charge)C	6.83%	8.26%	6.48%

A Class A shares bear a 0.15% 12b 1 fee. The initial offering of Class A shares took place on Septem ber 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares’ 0.25% 12b 1 fee.
B Class B shares bear a 0.90% 12b 1 fee (1.00% prior to January 1, 1996). Class B shares’ contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2%, and 0%, respectively.
C Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on Novem ber 3, 1997. Returns between October 31, 1995 and November 3, 1997 are those of Class B shares and reflect Class B shares’ 0.90% 12b 1 fee (1.00% prior to January 1, 1996). Had Class C shares’ 12b 1 fee been reflected, returns between January 1, 1996 and November 3, 1997 would have been lower.
Class C shares’ contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively.

5 Annual Report 5

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Advantage Fund Class T on October 31, 1995, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Index performed over the same period.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Tom Soviero, Portfolio Manager of Fidelity® Advisor High Income Advantage Fund

The high yield bond market rose 3.92% for the year ending October 31, 2005, according to the Merrill Lynch® U.S High Yield Master II Index. Performance was bolstered by strong demand, a steady economy, a decline in distressed credits, and an uptick in merger and acquisition activity. After a good start through the first four months of the period, high yield slipped nearly 4.00% in March and April, largely because investors were concerned that the Federal Reserve Board would be forced to tighten monetary policy more aggressively, and because of the potential negative impact of higher energy costs. But high yield debt rebounded strongly between May and August, as interest rates still remained low, investor demand was rekindled and General Motors’ debt smoothly transitioned into the high yield market. However, the market stumbled again in September and October due to the negative impact of Hurricane Katrina, the bankruptcy filings of airlines Northwest and Delta, heightened inflation concerns, and weak demand in the face of heavy new issuance.

For the 12 months ending October 31, 2005, the fund’s Class A, Class T, Class B and Class C shares returned 8.71%, 8.61%, 7.82% and 7.83%, respectively, outperforming the Merrill Lynch index and the 3.25% return of the LipperSM High Current Yield Funds Average. Strong returns from the fund’s equity positions and high yield holdings drove its outperfor mance. The fund can invest as much as 20% of its assets in stocks, and ended the period with more than 17% allocated to them. Stocks outperformed high yield bonds during the period, and the fund’s equity holdings performed significantly better than the major stock market indexes. The Merrill Lynch index is made up exclusively of high yield bonds. Security selection in electric utilities and health care helped fund performance, while weak results from our air transportation and telecommunications holdings detracted. Among the fund’s biggest contributors both in absolute terms and relative to the index were the common stocks of global power company AES, U.K. cable TV firm Telewest Global, metal alloy manufacturer Haynes International and cosmetics company Revlon. The bonds and common stock of kidney dialysis equipment operator DaVita also helped performance. Among the detractors from the fund’s absolute and relative performance were Delta Air Lines, telecom services provider McLeodUSA and packaging company Pliant Corporation.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,049.10	$5.16
HypotheticalA	$1,000.00	$1,020.16	$5.09
Class T
Actual	$1,000.00	$1,048.70	$5.42
HypotheticalA	$1,000.00	$1,019.91	$5.35
Class B
Actual	$1,000.00	$1,044.30	$9.02
HypotheticalA	$1,000.00	$1,016.38	$8.89

Annual Report	8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,044.90	$9.38
HypotheticalA	$1,000.00	$1,016.03	$9.25
Institutional Class
Actual	$1,000.00	$1,049.60	$4.24
HypotheticalA	$1,000.00	$1,021.07	$4.18

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.00%
Class T	1.05%
Class B	1.75%
Class C	1.82%
Institutional Class	82%

9 Annual Report

Investment Changes

Top Five Holdings as of October 31, 2005
(by issuer, excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Six Flags, Inc.	4.8	2.6
Revlon, Inc.	4.5	4.6
Levi Strauss & Co.	3.5	3.1
DaVita, Inc.	3.1	3.0
The Coastal Corp.	3.0	2.5
	18.9
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Telecommunications	13.0	15.2
Energy	10.4	9.7
Healthcare	7.1	7.6
Cable TV	7.1	8.0
Consumer Products	5.0	5.1

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

Annual Report 10

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Corporate Bonds 75.9%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Convertible Bonds 1.3%
Cable TV 0.7%
Charter Communications, Inc. 5.875% 11/16/09 (h)	$22,580	$16,367
Electric Utilities – 0.2%
Mirant Corp. 5.75% 7/15/07 (d)	5,000	5,550
Telecommunications – 0.4%
ICO North America, Inc. 7.5% 8/15/09 (j)	8,820	8,996

TOTAL CONVERTIBLE BONDS		30,913
Nonconvertible Bonds – 74.6%
Aerospace – 0.5%
Bombardier, Inc. 7.45% 5/1/34 (h)	8,650	7,180
Orbimage Holdings, Inc. 13.15% 7/1/12 (h)(i)	3,710	3,942
		11,122
Air Transportation – 3.7%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	13,320	12,055
6.977% 11/23/22	739	654
7.377% 5/23/19	14,510	9,504
7.379% 11/23/17	8,235	5,312
7.8% 4/1/08	9,740	9,448
10.18% 1/2/13	5,055	3,437
Delta Air Lines, Inc.:
7.9% 12/15/09 (d)	31,370	5,490
8% 12/15/07 (d)(h)	7,900	1,323
8.3% 12/15/29 (d)	99,585	17,427
9.5% 11/18/08 (d)(h)	2,065	1,673
10% 8/15/08 (d)	41,705	7,248
Delta Air Lines, Inc. pass thru trust certificates 7.779%
1/2/12	1,903	1,275
Northwest Airlines Corp. 10% 2/1/09 (d)	1,524	431
Northwest Airlines, Inc.:
7.875% 3/15/08 (d)	11,925	3,369
8.7% 3/15/07 (d)	1,630	456
9.875% 3/15/07 (d)	6,255	1,830
10.5% 4/1/09 (d)	8,139	2,279
Northwest Airlines, Inc. pass thru trust certificates
9.179% 10/1/11	1,753	272
		83,483
Automotive 1.7%
Accuride Corp. 8.5% 2/1/15	4,780	4,529
See accompanying notes which are an integral part of the financial statements.

Annual Report 12

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Automotive continued
Altra Industrial Motion, Inc. 9% 12/1/11 (h)	$2,460	$2,386
American Tire Distributors, Inc. 10.75% 4/1/13 (h)	6,930	6,445
Delco Remy International, Inc. 9.375% 4/15/12	1,480	636
General Motors Acceptance Corp. 6.75% 12/1/14	8,730	8,348
General Motors Corp. 8.375% 7/15/33	17,490	12,964
Tenneco, Inc. 8.625% 11/15/14	2,870	2,705
		38,013
Building Materials – 1.5%
Goodman Global Holdings, Inc. 7.875% 12/15/12 (h) .	13,870	13,107
MAXX Corp. 9.75% 6/15/12	8,700	7,047
NTK Holdings, Inc. 0% 3/1/14 (e)	17,240	10,344
U.S. Concrete, Inc. 8.375% 4/1/14	2,940	2,940
		33,438
Cable TV 5.1%
Cablevision Systems Corp. 8% 4/15/12	20,000	19,000
CCH I Holdings LLC/CCH I Capital Corp.:
9.92% 4/1/14 (h)	15,142	9,994
10% 5/15/14 (h)	4,286	2,829
11.125% 1/15/14 (h)	1,084	726
CCH I LLC / CCH I Capital Corp. 11% 10/1/15 (h)	59,304	53,374
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.:
8.625% 4/1/09	5,270	4,268
9.625% 11/15/09	9,955	7,765
10% 4/1/09	5,985	4,878
10.25% 1/15/10	7,145	5,287
10.75% 10/1/09	8,785	7,204
		115,325
Capital Goods 1.3%
Hawk Corp. 8.75% 11/1/14	2,770	2,798
Invensys PLC 9.875% 3/15/11 (h)	7,590	7,248
Park-Ohio Industries, Inc. 8.375% 11/15/14	16,195	13,928
Sensus Metering Systems, Inc. 8.625% 12/15/13	1,800	1,638
Thermadyne Holdings Corp. 9.25% 2/1/14	5,710	5,025
		30,637
Chemicals – 4.7%
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	6,090	6,669
Borden US Finance Corp./Nova Scotia Finance ULC
8.9% 7/15/10 (h)(i)	4,990	4,840

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Chemicals – continued
Crompton Corp. 9.875% 8/1/12	$4,290	$4,826
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (e)	7,785	5,488
Series B, 0% 10/1/14 (e)	15,211	10,572
Equistar Chemicals LP/Equistar Funding Corp. 10.625%
5/1/11	5,920	6,423
Hercules, Inc.:
6.5% 6/30/29	6,070	4,401
6.5% 6/30/29 unit	5,500	4,396
Huntsman LLC 11.625% 10/15/10	5,972	6,868
Nell AF Sarl 8.375% 8/15/15 (h)	3,990	3,860
Phibro Animal Health Corp. 13% 12/1/07 unit	3,404	3,574
Resolution Performance Products LLC/RPP Capital Corp.
13.5% 11/15/10	28,415	30,049
Rhodia SA 8.875% 6/1/11	15,210	14,297
Rockwood Specialties Group, Inc. 7.5% 11/15/14 (h)	950	926
		107,189
Consumer Products – 0.5%
Revlon Consumer Products Corp. 9.5% 4/1/11	12,120	11,332
Containers – 1.6%
Anchor Glass Container Corp. 11% 2/15/13 (d)	6,050	3,781
Constar International, Inc. 11% 12/1/12	3,315	1,873
Graham Packaging Co. LP/ GPC Capital Corp. 9.875%
10/15/14	14,530	13,586
Huntsman Packaging Corp. 13% 6/1/10 (d)	13,215	2,114
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14	4,410	4,079
8.25% 5/15/13	8,535	8,706
Pliant Corp.:
11.125% 9/1/09	2,120	1,738
13% 6/1/10 (d)	7,975	1,276
		37,153
Diversified Financial Services – 0.3%
Cardtronics, Inc. 9.25% 8/15/13 (h)	2,840	2,868
Triad Acquisition Corp. 11.125% 5/1/13 (h)	4,170	4,128
		6,996
Electric Utilities – 2.4%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (h)	12,430	13,828

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Electric Utilities – continued
Mirant Americas Generation LLC:
8.5% 10/1/21 (d)	$13,295	$16,419
9.125% 5/1/31 (d)	14,475	18,890
Southern Energy, Inc. New York 7.9% 7/15/09 (d)(h)	5,000	5,900
		55,037
Energy – 8.5%
Aventine Renewable Energy Holdings, Inc. 9.87%
12/15/11 (h)(i)	15,780	16,253
Dresser-Rand Group, Inc. 7.375% 11/1/14 (h)	3,060	3,129
El Paso Corp.:
7% 5/15/11	38,000	37,478
7.875% 6/15/12	12,620	12,888
El Paso Energy Corp. 7.375% 12/15/12	22,275	22,052
Hanover Compressor Co.:
0% 3/31/07	22,830	20,319
9% 6/1/14	1,105	1,202
Ocean Rig Norway AS 8.375% 7/1/13 (h)	2,190	2,354
Petroleum Geo-Services ASA 10% 11/5/10	4,245	4,585
The Coastal Corp.:
6.5% 6/1/08	10,390	10,195
6.95% 6/1/28	15,800	14,102
7.75% 6/15/10	42,465	42,890
7.75% 10/15/35	1,970	1,862
Venoco, Inc. 8.75% 12/15/11	3,670	3,725
		193,034
Entertainment/Film 0.0%
Livent, Inc. yankee 9.375% 10/15/04 (d)	11,100	333
Environmental – 1.8%
Allied Waste North America, Inc.:
7.25% 3/15/15 (h)	27,340	27,067
7.375% 4/15/14	15,310	14,430
		41,497
Food and Drug Retail – 3.3%
Ahold Finance USA, Inc.:
6.875% 5/1/29	21,921	20,825
8.25% 7/15/10	39,237	42,082

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Food and Drug Retail – continued
AmeriQual Group LLC/AmeriQual Finance Corp. 9%
4/1/12 (h)	$6,000	$6,180
Nutritional Sourcing Corp. 10.125% 8/1/09	7,424	5,494
		74,581
Food/Beverage/Tobacco – 0.7%
Doane Pet Care Co.:
9.75% 5/15/07	3,730	3,730
10.625% 11/15/15 (h)	2,770	2,805
10.75% 3/1/10	6,605	7,150
Pierre Foods, Inc. 9.875% 7/15/12	2,240	2,262
UAP Holding Corp. 0% 7/15/12 (e)	880	761
		16,708
Gaming – 0.5%
San Pasqual Casino Development Group, Inc. 8%
9/15/13 (h)	1,660	1,652
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (e)(h)	2,990	2,123
9% 1/15/12 (h)	1,760	1,839
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
6.625% 12/1/14	6,680	6,354
		11,968
Healthcare 4.3%
AMR HoldCo, Inc./ EmCare HoldCo, Inc. 10%
2/15/15 (h)	4,260	4,558
Athena Neurosciences Finance LLC 7.25% 2/21/08	3,065	2,958
DaVita, Inc. 7.25% 3/15/15	7,400	7,437
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%
6/15/14	10,770	11,012
Spheris, Inc. 11% 12/15/12 (h)	3,870	3,657
Tenet Healthcare Corp.:
6.375% 12/1/11	11,625	10,172
6.5% 6/1/12	20,240	17,710
7.375% 2/1/13	25,500	22,568
9.25% 2/1/15 (h)	11,960	11,332
9.875% 7/1/14	6,675	6,458
		97,862
Homebuilding/Real Estate – 0.2%
Champion Enterprises, Inc. 7.625% 5/15/09	605	605

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Homebuilding/Real Estate – continued
Integrated Electrical Services, Inc. 9.375% 2/1/09	$1,975	$1,541
Stanley-Martin Communities LLC 9.75% 8/15/15 (h)	1,340	1,240
		3,386
Insurance – 1.8%
Provident Companies, Inc.:
7% 7/15/18	3,650	3,650
7.25% 3/15/28	17,830	17,208
UnumProvident Corp.:
6.75% 12/15/28	11,350	10,499
7.375% 6/15/32	9,190	8,970
		40,327
Leisure – 4.6%
Equinox Holdings Ltd. 9% 12/15/09	1,000	1,025
Six Flags, Inc.:
9.625% 6/1/14	62,995	62,680
9.75% 4/15/13	40,010	39,810
		103,515
Paper 0.6%
Jefferson Smurfit Corp. U.S.:
7.5% 6/1/13	6,960	6,264
8.25% 10/1/12	5,000	4,713
Stone Container Corp. 8.375% 7/1/12	2,000	1,910
		12,887
Publishing/Printing – 1.0%
CBD Media Holdings LLC/CBD Holdings Finance, Inc.
9.25% 7/15/12	6,140	6,079
Vertis, Inc.:
10.875% 6/15/09	13,265	12,403
13.5% 12/7/09 (h)	4,455	3,408
		21,890
Railroad 0.3%
TFM SA de CV 9.375% 5/1/12 (h)	6,565	7,090
Restaurants 0.4%
The Restaurant Co. 10% 10/1/13 (h)	6,270	5,674
Uno Restaurant Corp. 10% 2/15/11 (h)	4,780	4,254
		9,928
Services – 1.5%
Ashtead Holdings PLC 8.625% 8/1/15 (h)	2,500	2,575

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Services – continued
Cornell Companies, Inc. 10.75% 7/1/12	$4,100	$4,182
FTI Consulting, Inc. 7.625% 6/15/13 (h)	1,510	1,544
Hydrochem Industrial Services, Inc. 9.25% 2/15/13 (h) .	5,150	4,687
Integrated Electrical Services, Inc. 9.375% 2/1/09	5,566	4,175
Language Line, Inc. 11.125% 6/15/12	4,610	3,942
Muzak LLC/Muzak Finance Corp. 10% 2/15/09	8,840	7,536
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12 (h)	4,350	4,546
		33,187
Shipping – 0.6%
American Commercial Lines LLC/ACL Finance Corp.
9.5% 2/15/15	1,800	1,962
Ship Finance International Ltd. 8.5% 12/15/13	11,965	11,606
		13,568
Steels – 0.5%
Chaparral Steel Co. 10% 7/15/13 (h)	6,105	6,334
Edgen Acquisition Corp. 9.875% 2/1/11	5,980	5,980
		12,314
Super Retail – 2.0%
Brown Shoe Co., Inc. 8.75% 5/1/12	4,770	4,865
Dillard’s, Inc.:
6.625% 1/15/18	3,700	3,404
7% 12/1/28	9,583	8,625
7.13% 8/1/18	7,200	6,804
7.75% 7/15/26	1,450	1,363
7.75% 5/15/27	3,680	3,551
7.875% 1/1/23	1,940	1,892
Intcomex, Inc. 11.75% 1/15/11 (h)	6,260	6,229
NBC Acquisition Corp. 0% 3/15/13 (e)	12,830	9,623
		46,356
Technology – 4.6%
Amkor Technology, Inc.:
7.125% 3/15/11	4,265	3,689
7.75% 5/15/13	16,730	14,221
10.5% 5/1/09	13,545	11,649
Danka Business Systems PLC 11% 6/15/10	7,240	6,661
Freescale Semiconductor, Inc. 7.125% 7/15/14	4,460	4,672
MagnaChip Semiconductor SA/MagnaChip
Semiconductor Finance Co.:
6.875% 12/15/11	2,465	2,317

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Technology – continued
MagnaChip Semiconductor SA/MagnaChip
Semiconductor Finance Co.: – continued
7.12% 12/15/11 (i)	$3,840	$3,782
8% 12/15/14	5,715	5,229
New ASAT Finance Ltd. 9.25% 2/1/11	9,425	6,598
Semiconductor Note Participation Trust 0% 8/4/11 (h) .	6,625	10,600
STATS ChipPAC Ltd. 7.5% 7/19/10	1,080	1,083
SunGard Data Systems, Inc.:
9.125% 8/15/13 (h)	6,185	6,340
10.25% 8/15/15 (h)	15,470	15,315
Viasystems, Inc. 10.5% 1/15/11	12,680	12,300
		104,456
Telecommunications – 10.6%
Centennial Cellular Operating Co./Centennial
Communications Corp. 10.125% 6/15/13	5,000	5,538
Centennial Communications Corp./Centennial Cellular
Operating Co. LLC/Centennial Puerto Rico Operations
Corp. 8.125% 2/1/14	6,680	6,880
Cincinnati Bell, Inc. 8.375% 1/15/14	3,095	3,010
Digicel Ltd. 9.25% 9/1/12 (h)	1,220	1,260
Eschelon Operating Co. 8.375% 3/15/10	2,522	2,345
Intelsat Ltd. 6.5% 11/1/13	12,300	9,071
Nextel Partners, Inc.:
8.125% 7/1/11	6,490	6,928
12.5% 11/15/09	2,223	2,367
Qwest Capital Funding, Inc.:
7% 8/3/09	22,120	21,678
7.25% 2/15/11	4,000	3,800
7.625% 8/3/21	3,210	2,857
7.75% 2/15/31	29,425	25,526
Qwest Communications International, Inc. 7.5%
2/15/14 (h)	14,000	13,370
Qwest Services Corp. 13.5% 12/15/10	42,420	48,359
Rogers Communications, Inc.:
6.375% 3/1/14	12,190	12,114
7.5% 3/15/15	7,260	7,741
8% 12/15/12	3,130	3,294
Rural Cellular Corp. 9.75% 1/15/10	4,825	4,801
SBA Communication Corp./SBA Telcommunications, Inc.
0% 12/15/11 (e)	5,743	5,197

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Telecommunications – continued
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14	$6,070	$6,024
Time Warner Telecom, Inc. 10.125% 2/1/11	29,605	30,197
U.S. West Capital Funding, Inc. 6.375% 7/15/08	5,000	4,863
U.S. West Communications 6.875% 9/15/33	15,000	13,313
		240,533
Textiles & Apparel – 3.5%
Levi Strauss & Co.:
9.75% 1/15/15	22,090	22,228
12.25% 12/15/12	52,945	57,975
		80,203

TOTAL NONCONVERTIBLE BONDS		1,695,348

TOTAL CORPORATE BONDS
(Cost $1,783,032)		1,726,261

Common Stocks 16.5%
	Shares
Cable TV 1.3%
NTL, Inc. Class A warrants 1/13/11 (a)	3	0
Pegasus Communications Corp. warrants 1/1/07 (a)	6,509	0
Telewest Global, Inc. (a)	1,256,803	28,668
Chemicals – 0.1%
Huntsman Corp. (j)	96,480	1,726
Consumer Products – 4.5%
Revlon, Inc. Class A (sub. vtg.) (a)(g)	35,212,984	103,517
Containers – 1.0%
Owens Illinois, Inc. (a)	1,143,900	21,780
Trivest 1992 Special Fund Ltd. (a)(j)	3,037,732	30
		21,810
Electric Utilities – 1.5%
AES Corp. (a)	2,192,509	34,839
Energy – 1.1%
Chesapeake Energy Corp.	800,000	25,680
Food and Drug Retail – 0.8%
Pathmark Stores, Inc. (a)	1,818,878	17,734
Pathmark Stores, Inc. warrants 9/19/10 (a)	747,828	247
		17,981

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks continued
	Shares	Value (Note 1)
		(000s)
Healthcare 2.8%
DaVita, Inc. (a)	1,306,946	$64,276
Metals/Mining – 1.1%
Haynes International, Inc. (a)(g)	1,140,617	25,094
Paper 0.6%
Temple-Inland, Inc.	365,678	13,468
Shipping – 1.4%
Teekay Shipping Corp.	793,800	31,307
Technology – 0.2%
STATS ChipPAC Ltd. sponsored ADR (a)(f)	261,000	1,464
Viasystems Group, Inc. (a)(j)	1,026,780	4,107
		5,571
Telecommunications – 0.1%
Choice One Communications, Inc. (a)(j)	571,711	1,944
Covad Communications Group, Inc. (a)	1,948	2
		1,946
Textiles & Apparel – 0.0%
Arena Brands Holding Corp. Class B (j)	42,253	477
Pillowtex Corp. (a)	490,256	0
		477

TOTAL COMMON STOCKS
(Cost $299,870)		376,360

Preferred Stocks 0.9%

Convertible Preferred Stocks 0.7%
Energy – 0.5%
El Paso Corp. 4.99% (h)	10,000	10,928
Leisure – 0.2%
Six Flags, Inc. 7.25% PIERS	200,000	4,600

TOTAL CONVERTIBLE PREFERRED STOCKS		15,528
Nonconvertible Preferred Stocks 0.2%
Broadcasting – 0.2%
Spanish Broadcasting System, Inc. Class B, 10.75%	3,671	4,038
TOTAL PREFERRED STOCKS
(Cost $18,032)		19,566

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Floating Rate Loans 2.2%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Energy – 0.3%
Coffeyville Resources LLC Tranche 2, term loan
10.8125% 7/8/13 (i)	$6,510	$6,705
Metals/Mining – 0.0%
Trout Coal Holdings LLC / Dakota Tranche 2, term loan
8.5% 3/23/12 (i)	550	554
Telecommunications – 1.9%
Choice One Communications, Inc. Tranche C, term loan
9.0204% 11/30/10 (i)	5,314	4,730
Level 3 Communications, Inc. term loan 10.87%
12/2/11 (i)	4,530	4,757
McLeodUSA, Inc.:
revolver loan 9.4833% 5/31/07 (d)(i)	9,402	2,821
Tranche A, term loan 9.4832% 5/31/07 (d)(i)	8,808	2,642
Tranche B, term loan 10.2% 5/30/08 (d)(i)	92,732	27,820
		42,770

TOTAL FLOATING RATE LOANS
(Cost $89,556)		50,029

Money Market Funds 1.7%
	Shares
Fidelity Cash Central Fund, 3.92% (b)	37,633,820	37,634
Fidelity Securities Lending Cash Central Fund, 3.94% (b)(c)	770,000	770
TOTAL MONEY MARKET FUNDS
(Cost $38,404)		38,404

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Cash Equivalents 1.0%
	Maturity	Value (Note 1)
	Amount (000s)	(000s)
Investments in repurchase agreements (Collateralized by U.S.
Government Obligations, in a joint trading account at
3.92%, dated 10/31/05 due 11/1/05)
(Cost $22,567)	$22,569	$22,567

TOTAL INVESTMENT PORTFOLIO 98.2%
(Cost $2,251,461)		2,233,187

NET OTHER ASSETS – 1.8%		39,960

NET ASSETS 100%		$2,273,147

Security Type Abbreviations
PIERS	-	Preferred Income Equity
Redeemable Securities

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Includes investment made with cash
collateral received from securities on
loan.

(d) Non-income producing – Issuer is in
default.

(e) Debt obligation initially issued in zero
coupon form which converts to coupon
form at a specified rate and date. The
rate shown is the rate at period end.

(f) Security or a portion of the security is on
loan at period end.

(g) Affiliated company

(h) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $351,287,000
or 15.5% of net assets.

(i) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(j) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $17,280,000
or 0.8% of net assets.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Arena Brands
Holding Corp.	6/18/97 -
Class B	7/13/98	$1,538
Choice One
Communications,
Inc.	11/18/04	$2,390
Huntsman Corp.	4/30/03	$690
ICO North
America, Inc.
7.5% 8/15/09	8/12/05	$8,820
Trivest 1992
Special Fund Ltd.	7/30/92	$—
Viasystems
Group, Inc.	2/13/04	$20,664

Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund’s Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

	Value,	Purchases	Sales	Dividend	Value,
Affiliate	beginning		Proceeds	Income	end of
(Amounts in thousands)	of period				period
Haynes International,
Inc	$19,412	$—	$9,919	$—	$25,094
Pathmark Stores, Inc. .	8,701		1,239
Revlon, Inc. Class A
(sub. vtg.)	89,856	—	5,780	—	103,517
Total	$117,969	$—	$16,938	$—	$128,611

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $955,951,000 of which $477,033,000 and $478,918,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $785 and repurchase agreements of
$22,567)(cost $2,251,461) See accompanying
schedule		$2,233,187
Cash		1
Receivable for investments sold		16,262
Receivable for fund shares sold		5,307
Dividends receivable		91
Interest receivable		44,721
Other affiliated receivables		35
Total assets		2,299,604

Liabilities
Payable for investments purchased	$13,644
Payable for fund shares redeemed	6,872
Distributions payable	2,579
Accrued management fee	1,112
Distribution fees payable	657
Other affiliated payables	524
Other payables and accrued expenses	299
Collateral on securities loaned, at value	770
Total liabilities		26,457

Net Assets		$2,273,147
Net Assets consist of:
Paid in capital		$3,215,467
Undistributed net investment income		32,860
Accumulated undistributed net realized gain (loss) on
investments		(956,906)
Net unrealized appreciation (depreciation) on
investments		(18,274)
Net Assets		$2,273,147

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($424,176 ÷ 44,200 shares)	$9.60
Maximum offering price per share (100/95.25 of
$9.60)	$10.08
Class T:
Net Asset Value and redemption price per share
($1,002,664 ÷ 104,155 shares)	$9.63
Maximum offering price per share (100/96.50 of
$9.63)	$9.98
Class B:
Net Asset Value and offering price per share
($313,171 ÷ 32,764 shares)A	$9.56
Class C:
Net Asset Value and offering price per share
($182,335 ÷ 19,018 shares)A	$9.59
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($350,801 ÷ 37,820 shares) .	$9.28
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 26

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Dividends		$2,125
Interest		194,476
Security lending		17
Total income		196,618

Expenses
Management fee	$13,971
Transfer agent fees	4,660
Distribution fees	9,047
Accounting and security lending fees	852
Independent trustees’ compensation	12
Appreciation in deferred trustee compensation account	7
Custodian fees and expenses	58
Registration fees	146
Audit	71
Legal	38
Miscellaneous	263
Total expenses before reductions	29,125
Expense reductions	(131)	28,994

Net investment income		167,624
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities
(Including realized gain (loss) of $5,730 from
affiliated issuers)		192,519
Change in net unrealized appreciation (depreciation) on
investment securities		(155,940)
Net gain (loss)		36,579
Net increase (decrease) in net assets resulting from
operations		$204,203

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$167,624	$209,628
Net realized gain (loss)	192,519	147,875
Change in net unrealized appreciation (depreciation) .	(155,940)	(59,028)
Net increase (decrease) in net assets resulting
from operations	204,203	298,475
Distributions to shareholders from net investment income .	(213,900)	(266,622)
Share transactions - net increase (decrease)	(196,503)	(309,122)
Redemption fees	393	623
Total increase (decrease) in net assets	(205,807)	(276,646)

Net Assets
Beginning of period	2,478,954	2,755,600
End of period (including undistributed net investment
income of $32,860 and undistributed net investment
income of $76,480, respectively)	$2,273,147	$2,478,954

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.64	$9.50	$6.40	$8.17	$9.64
Income from Investment
Operations
Net investment incomeC	695	.797	.873	.767E,F	.869
Net realized and unrealized
gain (loss)	134	.307	2.875	(1.866)E,F	(1.558)
Total from investment operations	829	1.104	3.748	(1.099)	(.689)
Distributions from net investment
income	(.871)	(.966)	(.648)	(.671)	(.781)
Redemption fees added to paid in
capitalC	002	.002	—	—	—
Net asset value, end of period	$ 9.60	$9.64	$9.50	$6.40	$8.17
Total ReturnA,B	8.71%	12.23%	60.58%	(14.39)%	(7.64)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.00%	.98%	.99%	1.02%	.97%
Expenses net of voluntary
waivers, if any	1.00%	.98%	.99%	1.02%	.97%
Expenses net of all reductions	99%	.98%	.99%	1.01%	.97%
Net investment income	7.08%	8.38%	10.45%	10.12%E,F	9.53%
Supplemental Data
Net assets, end of period (in
millions)	$ 424	$297	$307	$157	$189
Portfolio turnover rate	53%	67%	111%	85%	68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income to average net assets decreased from 11.01% to 10.12% . The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.67	$ 9.52	$ 6.42	$ 8.18	$ 9.66
Income from Investment
Operations
Net investment incomeC	693.793		.859	.766E,F	.865
Net realized and unrealized
gain (loss)	129.315		2.883	(1.860)E,F	(1.572)
Total from investment operations	822	1.108	3.742	(1.094)	(.707)
Distributions from net investment
income	(.864)	(.960)	(.642)	(.666)	(.773)
Redemption fees added to paid in
capitalC	002.002		—	—	—
Net asset value, end of period	$ 9.63	$ 9.67	$ 9.52	$ 6.42	$ 8.18
Total ReturnA,B	8.61%	12.24%	60.26%	(14.30)%	(7.81)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.06%	1.06%	1.06%	1.08%	1.06%
Expenses net of voluntary
waivers, if any	1.06%	1.06%	1.06%	1.08%	1.06%
Expenses net of all reductions .	1.06%	1.06%	1.06%	1.08%	1.05%
Net investment income	7.02%	8.30%	10.38%	10.05%E,F	9.45%
Supplemental Data
Net assets, end of period (in
millions)	$ 1,003	$ 1,245	$ 1,398	$ 1,070	$ 1,473
Portfolio turnover rate	53%	67%	111%	85%	68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income to average net assets decreased from 10.95% to 10.05% . The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report 30

Financial Highlights Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.61	$9.47	$6.38	$8.15	$9.61
Income from Investment
Operations
Net investment incomeC	622	.723	.802	.712E,F	.801
Net realized and unrealized
gain (loss)	123	.310	2.873	(1.868)E,F	(1.549)
Total from investment operations	745	1.033	3.675	(1.156)	(.748)
Distributions from net investment
income	(.797)	(.895)	(.585)	(.614)	(.712)
Redemption fees added to paid in
capitalC	002	.002	—	—	—
Net asset value, end of period	$ 9.56	$9.61	$9.47	$6.38	$8.15
Total ReturnA,B	7.82%	11.44%	59.42%	(15.07)%	(8.25)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.75%	1.74%	1.75%	1.78%	1.73%
Expenses net of voluntary
waivers, if any	1.74%	1.74%	1.75%	1.78%	1.73%
Expenses net of all reductions .	1.74%	1.74%	1.75%	1.77%	1.72%
Net investment income	6.33%	7.62%	9.69%	9.36%E,F	8.78%
Supplemental Data
Net assets, end of period (in
millions)	$ 313	$498	$613	$426	$704
Portfolio turnover rate	53%	67%	111%	85%	68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income to average net assets decreased from 10.25% to 9.36% . The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.63	$9.49	$6.40	$8.16	$9.63
Income from Investment
Operations
Net investment incomeC	615	.718	.801	.708E,F	.796
Net realized and unrealized
gain (loss)	133	.309	2.868	(1.859)E,F	(1.560)
Total from investment operations	748	1.027	3.669	(1.151)	(.764)
Distributions from net investment
income	(.790)	(.889)	(.579)	(.609)	(.706)
Redemption fees added to paid in
capitalC	002	.002	—	—	—
Net asset value, end of period	$ 9.59	$9.63	$9.49	$6.40	$8.16
Total ReturnA,B	7.83%	11.33%	59.11%	(14.98)%	(8.41)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.82%	1.81%	1.82%	1.84%	1.80%
Expenses net of voluntary
waivers, if any	1.82%	1.81%	1.82%	1.84%	1.80%
Expenses net of all reductions .	1.82%	1.81%	1.82%	1.84%	1.79%
Net investment income	6.26%	7.55%	9.62%	9.29%E,F	8.71%
Supplemental Data
Net assets, end of period (in
millions)	$ 182	$193	$219	$132	$197
Portfolio turnover rate	53%	67%	111%	85%	68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income to average net assets decreased from 10.19% to 9.29% . The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report 32

Financial Highlights Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.35	$ 9.24	$6.24	$7.97	$9.43
Income from Investment
Operations
Net investment incomeB	691.786		.867	.759D,E	.862
Net realized and unrealized
gain (loss)	125.305		2.796	(1.805)D,E	(1.528)
Total from investment operations	.816	1.091	3.663	(1.046)	(.666)
Distributions from net investment
income	(.888)	(.983)	(.663)	(.684)	(.794)
Redemption fees added to paid
in capitalB	002.002		—	—	—
Net asset value, end of period .	$ 9.28	$ 9.35	$9.24	$6.24	$7.97
Total ReturnA	8.85%	12.46%	60.82%	(14.09)%	(7.58)%
Ratios to Average Net AssetsC
Expenses before expense
reductions	81%	.83%	.82%	.85%	.83%
Expenses net of voluntary
waivers, if any	81%	.83%	.82%	.85%	.83%
Expenses net of all reductions	.81%	.83%	.82%	.85%	.83%
Net investment income	7.26%	8.53%	10.62%	10.28%D,E	9.67%
Supplemental Data
Net assets, end of period (in
millions)	$ 351	$ 245	$218	$82	$87
Portfolio turnover rate	53%	67%	111%	85%	68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
E As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income of $0.067 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income to average net assets decreased from 11.18% to 10.28% . The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor High Income Advantage Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds are

Annual Report

34

1. Significant Accounting Policies	continued
Security Valuation continued

valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Debt obligations may be placed on non accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to prior period premium and discount on debt securities, defaulted bonds, market discount, partnerships, deferred trustee compensa tion, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$222,907
Unrealized depreciation	(232,029)
Net unrealized appreciation (depreciation)	(9,122)
Undistributed ordinary income	22,782
Capital loss carryforward	(955,951)

Cost for federal income tax purposes	$2,242,309

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$213,900	$266,622

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with

Annual Report

36

2. Operating Policies continued

Repurchase Agreements continued

custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contrac tually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $1,231,588 and $1,452,161, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each

37 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$555	$2
Class T	0%	.25%	2,772	49
Class B	65%	.25%	3,770	2,728
Class C	75%	.25%	1,950	284
			$9,047	$3,063

Sales Load. FDC receives a front end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
		Retained
		by FDC
Class A	$		201
Class T			63
Class B*			604
Class C*			33
	$		901

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

38

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$787.21
Class T	1,978.18
Class B	913.22
Class C	364.19
Institutional Class	618.18
	$4,660

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,425 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

39 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

Effective February 1, 2005, FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser
Class B	1.75%	$36

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $87 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $7. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$1

Annual Report 40

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,		2005			2004
From net investment income				$
Class A		$31,708			30,734
Class T		99,769			136,033
Class B		35,847			54,627
Class C		15,897			20,214
Institutional Class		30,679			25,014
Total		$213,900			$266,622

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended October 31,	2005	2004	2005		2004
Class A
Shares sold	23,900	17,127	$235,068		$163,413
Reinvestment of distributions .	2,176	2,081	21,461		19,732
Shares redeemed	(12,687)	(20,751)	(124,289)		(198,106)
Net increase (decrease)	13,389	(1,543)	$132,240		$(14,961)
Class T
Shares sold	25,755	43,813	$253,520		$419,220
Reinvestment of distributions .	8,206	11,672	81,282		111,002
Shares redeemed	(58,557)	(73,525)	(579,615)		(700,583)
Net increase (decrease)	(24,596)	(18,040)	$(244,813)		$(170,361)
Class B
Shares sold	4,225	6,442	$41,379		$61,059
Reinvestment of distributions .	2,349	3,745	23,125		35,389
Shares redeemed	(25,696)	(23,039)	(251,141)		(217,709)
Net increase (decrease)	(19,122)	(12,852)	$(186,637)		$(121,261)
41 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

10. Share Transactions - continued
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class C
Shares sold	5,702	7,575	$56,070	$72,205
Reinvestment of distributions .	1,011	1,378	9,975	13,063
Shares redeemed	(7,734)	(11,991)	(75,656)	(113,628)
Net increase (decrease)	(1,021)	(3,038)	$(9,611)	$(28,360)
Institutional Class
Shares sold	31,784	26,548	$303,781	$245,066
Reinvestment of distributions .	2,879	2,328	27,465	21,429
Shares redeemed	(23,086)	(26,261)	(218,928)	(240,674)
Net increase (decrease)	11,577	2,615	$112,318	$25,821

Annual Report

42

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments, as of October 31, 2005, and the related statement of opera tions for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conform ity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts December 20, 2005

43 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

44

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor High Income Advantage (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

45 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com pany (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

46

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Annual Report

48

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

49 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor High Income Advantage. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice Pres ident and Director of Fidelity’s International Equity Trading group (1998 2005).

Annual Report

50

Name, Age; Principal Occupation Thomas T. Soviero (42)

Year of Election or Appointment: 2000

Vice President of Advisor High Income Advantage. Mr. Soviero serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds. Mr. Soviero also serves as Vice President of FMR (2001) and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor High Income Advantage. He also serves as Secre tary of other Fidelity funds; Vice President, General Counsel, and Secre tary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor High Income Advantage. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor High Income Advantage. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor High Income Advantage. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pric ing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income Advantage. Mr. Rath geber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Invest ments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor High Income Advantage. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income Advantage. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor High Income Advantage. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Mon asterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Annual Report

52

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income Advantage. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income Advantage. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Invest ments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1987

Assistant Treasurer of Advisor High Income Advantage. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor High Income Advantage. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor High Income Advantage. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income Advantage. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

53 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income Advantage. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity In vestments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

54

Distributions

The Board of Trustees of Fidelity Advisor High Income Advantage Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/05/05	12/02/05	$.03
Class T	12/05/05	12/02/05	$.03
Class B	12/05/05	12/02/05	$.03
Class C	12/05/05	12/02/05	$.03

55 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000

PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000

Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Annual Report 56

Proxy Voting Results - continued

	# of	% of
	Votes	Votes

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

58

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

60

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 30% would mean that 70% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the ser vices that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each

Annual Report

62

class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, and Class B ranked below its competitive median for 2004, and the total expenses of each of Class C and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board

63 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Annual Report

64

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

65 Annual Report

Annual Report

66

67 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

HY UANN-1205 1.784750.102

Fidelity® Advisor High Income Advantage Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	24	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	33	Notes to the financial statements.
Report of Independent	42
Registered Public
Accounting Firm
Trustees and Officers	43
Distributions	54
Proxy Voting Results	55
Board Approval of	57
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to op erate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional Class	8.85%	9.34%	7.51%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Advantage Fund Institutional Class on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Tom Soviero, Portfolio Manager of Fidelity® Advisor High Income Advantage Fund

The high yield bond market rose 3.92% for the year ending October 31, 2005, according to the Merrill Lynch® U.S High Yield Master II Index. Performance was bolstered by strong demand, a steady economy, a decline in distressed credits, and an uptick in merger and acquisition activity. After a good start through the first four months of the period, high yield slipped nearly 4.00% in March and April, largely because investors were concerned that the Federal Reserve Board would be forced to tighten monetary policy more aggressively, and because of the potential negative impact of higher energy costs. But high yield debt rebounded strongly between May and August, as interest rates still remained low, investor demand was rekindled and General Motors’ debt smoothly transitioned into the high yield market. However, the market stumbled again in September and October due to the negative impact of Hurricane Katrina, the bankruptcy filings of airlines Northwest and Delta, heightened inflation concerns, and weak demand in the face of heavy new issuance.

For the 12 months ending October 31, 2005, the fund’s Institutional Class shares returned 8.85%, outperforming the Merrill Lynch index and the 3.25% return of the LipperSM High Current Yield Funds Average. Strong returns from the fund’s equity positions and high yield holdings drove its outperformance. The fund can invest as much as 20% of its assets in stocks, and ended the period with more than 17% allocated to them. Stocks outperformed high yield bonds during the period, and the fund’s equity holdings performed significantly better than the major stock market indexes. The Merrill Lynch index is made up exclu sively of high yield bonds. Security selection in electric utilities and health care helped fund performance, while weak results from our air transportation and telecommunications holdings detracted. Among the fund’s biggest contributors both in absolute terms and relative to the index were the common stocks of global power company AES, U.K. cable TV firm Telewest Global, metal alloy manufacturer Haynes International and cosmetics company Revlon. The bonds and common stock of kidney dialysis equipment operator DaVita also helped performance. Among the detractors from the fund’s absolute and relative performance were Delta Air Lines, telecom services provider McLeodUSA and packaging company Pliant Corporation.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,049.10	$5.16
HypotheticalA	$1,000.00	$1,020.16	$5.09
Class T
Actual	$1,000.00	$1,048.70	$5.42
HypotheticalA	$1,000.00	$1,019.91	$5.35
Class B
Actual	$1,000.00	$1,044.30	$9.02
HypotheticalA	$1,000.00	$1,016.38	$8.89

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,044.90	$9.38
HypotheticalA	$1,000.00	$1,016.03	$9.25
Institutional Class
Actual	$1,000.00	$1,049.60	$4.24
HypotheticalA	$1,000.00	$1,021.07	$4.18

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.00%
Class T	1.05%
Class B	1.75%
Class C	1.82%
Institutional Class	82%

Annual Report

8

Investment Changes

Top Five Holdings as of October 31, 2005
(by issuer, excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Six Flags, Inc.	4.8	2.6
Revlon, Inc.	4.5	4.6
Levi Strauss & Co.	3.5	3.1
DaVita, Inc.	3.1	3.0
The Coastal Corp.	3.0	2.5
	18.9
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Telecommunications	13.0	15.2
Energy	10.4	9.7
Healthcare	7.1	7.6
Cable TV	7.1	8.0
Consumer Products	5.0	5.1

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

9 Annual Report

Investment Changes continued

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Corporate Bonds 75.9%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Convertible Bonds 1.3%
Cable TV 0.7%
Charter Communications, Inc. 5.875% 11/16/09 (h)	$22,580	$16,367
Electric Utilities – 0.2%
Mirant Corp. 5.75% 7/15/07 (d)	5,000	5,550
Telecommunications – 0.4%
ICO North America, Inc. 7.5% 8/15/09 (j)	8,820	8,996

TOTAL CONVERTIBLE BONDS		30,913
Nonconvertible Bonds – 74.6%
Aerospace – 0.5%
Bombardier, Inc. 7.45% 5/1/34 (h)	8,650	7,180
Orbimage Holdings, Inc. 13.15% 7/1/12 (h)(i)	3,710	3,942
		11,122
Air Transportation – 3.7%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	13,320	12,055
6.977% 11/23/22	739	654
7.377% 5/23/19	14,510	9,504
7.379% 11/23/17	8,235	5,312
7.8% 4/1/08	9,740	9,448
10.18% 1/2/13	5,055	3,437
Delta Air Lines, Inc.:
7.9% 12/15/09 (d)	31,370	5,490
8% 12/15/07 (d)(h)	7,900	1,323
8.3% 12/15/29 (d)	99,585	17,427
9.5% 11/18/08 (d)(h)	2,065	1,673
10% 8/15/08 (d)	41,705	7,248
Delta Air Lines, Inc. pass thru trust certificates 7.779%
1/2/12	1,903	1,275
Northwest Airlines Corp. 10% 2/1/09 (d)	1,524	431
Northwest Airlines, Inc.:
7.875% 3/15/08 (d)	11,925	3,369
8.7% 3/15/07 (d)	1,630	456
9.875% 3/15/07 (d)	6,255	1,830
10.5% 4/1/09 (d)	8,139	2,279
Northwest Airlines, Inc. pass thru trust certificates
9.179% 10/1/11	1,753	272
		83,483
Automotive 1.7%
Accuride Corp. 8.5% 2/1/15	4,780	4,529
See accompanying notes which are an integral part of the financial statements.

11		Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Automotive continued
Altra Industrial Motion, Inc. 9% 12/1/11 (h)	$2,460	$2,386
American Tire Distributors, Inc. 10.75% 4/1/13 (h)	6,930	6,445
Delco Remy International, Inc. 9.375% 4/15/12	1,480	636
General Motors Acceptance Corp. 6.75% 12/1/14	8,730	8,348
General Motors Corp. 8.375% 7/15/33	17,490	12,964
Tenneco, Inc. 8.625% 11/15/14	2,870	2,705
		38,013
Building Materials – 1.5%
Goodman Global Holdings, Inc. 7.875% 12/15/12 (h) .	13,870	13,107
MAXX Corp. 9.75% 6/15/12	8,700	7,047
NTK Holdings, Inc. 0% 3/1/14 (e)	17,240	10,344
U.S. Concrete, Inc. 8.375% 4/1/14	2,940	2,940
		33,438
Cable TV 5.1%
Cablevision Systems Corp. 8% 4/15/12	20,000	19,000
CCH I Holdings LLC/CCH I Capital Corp.:
9.92% 4/1/14 (h)	15,142	9,994
10% 5/15/14 (h)	4,286	2,829
11.125% 1/15/14 (h)	1,084	726
CCH I LLC / CCH I Capital Corp. 11% 10/1/15 (h)	59,304	53,374
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.:
8.625% 4/1/09	5,270	4,268
9.625% 11/15/09	9,955	7,765
10% 4/1/09	5,985	4,878
10.25% 1/15/10	7,145	5,287
10.75% 10/1/09	8,785	7,204
		115,325
Capital Goods 1.3%
Hawk Corp. 8.75% 11/1/14	2,770	2,798
Invensys PLC 9.875% 3/15/11 (h)	7,590	7,248
Park-Ohio Industries, Inc. 8.375% 11/15/14	16,195	13,928
Sensus Metering Systems, Inc. 8.625% 12/15/13	1,800	1,638
Thermadyne Holdings Corp. 9.25% 2/1/14	5,710	5,025
		30,637
Chemicals – 4.7%
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	6,090	6,669
Borden US Finance Corp./Nova Scotia Finance ULC
8.9% 7/15/10 (h)(i)	4,990	4,840

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Chemicals – continued
Crompton Corp. 9.875% 8/1/12	$4,290	$4,826
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (e)	7,785	5,488
Series B, 0% 10/1/14 (e)	15,211	10,572
Equistar Chemicals LP/Equistar Funding Corp. 10.625%
5/1/11	5,920	6,423
Hercules, Inc.:
6.5% 6/30/29	6,070	4,401
6.5% 6/30/29 unit	5,500	4,396
Huntsman LLC 11.625% 10/15/10	5,972	6,868
Nell AF Sarl 8.375% 8/15/15 (h)	3,990	3,860
Phibro Animal Health Corp. 13% 12/1/07 unit	3,404	3,574
Resolution Performance Products LLC/RPP Capital Corp.
13.5% 11/15/10	28,415	30,049
Rhodia SA 8.875% 6/1/11	15,210	14,297
Rockwood Specialties Group, Inc. 7.5% 11/15/14 (h)	950	926
		107,189
Consumer Products – 0.5%
Revlon Consumer Products Corp. 9.5% 4/1/11	12,120	11,332
Containers – 1.6%
Anchor Glass Container Corp. 11% 2/15/13 (d)	6,050	3,781
Constar International, Inc. 11% 12/1/12	3,315	1,873
Graham Packaging Co. LP/ GPC Capital Corp. 9.875%
10/15/14	14,530	13,586
Huntsman Packaging Corp. 13% 6/1/10 (d)	13,215	2,114
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14	4,410	4,079
8.25% 5/15/13	8,535	8,706
Pliant Corp.:
11.125% 9/1/09	2,120	1,738
13% 6/1/10 (d)	7,975	1,276
		37,153
Diversified Financial Services – 0.3%
Cardtronics, Inc. 9.25% 8/15/13 (h)	2,840	2,868
Triad Acquisition Corp. 11.125% 5/1/13 (h)	4,170	4,128
		6,996
Electric Utilities – 2.4%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (h)	12,430	13,828

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Electric Utilities – continued
Mirant Americas Generation LLC:
8.5% 10/1/21 (d)	$13,295	$16,419
9.125% 5/1/31 (d)	14,475	18,890
Southern Energy, Inc. New York 7.9% 7/15/09 (d)(h)	5,000	5,900
		55,037
Energy – 8.5%
Aventine Renewable Energy Holdings, Inc. 9.87%
12/15/11 (h)(i)	15,780	16,253
Dresser-Rand Group, Inc. 7.375% 11/1/14 (h)	3,060	3,129
El Paso Corp.:
7% 5/15/11	38,000	37,478
7.875% 6/15/12	12,620	12,888
El Paso Energy Corp. 7.375% 12/15/12	22,275	22,052
Hanover Compressor Co.:
0% 3/31/07	22,830	20,319
9% 6/1/14	1,105	1,202
Ocean Rig Norway AS 8.375% 7/1/13 (h)	2,190	2,354
Petroleum Geo-Services ASA 10% 11/5/10	4,245	4,585
The Coastal Corp.:
6.5% 6/1/08	10,390	10,195
6.95% 6/1/28	15,800	14,102
7.75% 6/15/10	42,465	42,890
7.75% 10/15/35	1,970	1,862
Venoco, Inc. 8.75% 12/15/11	3,670	3,725
		193,034
Entertainment/Film 0.0%
Livent, Inc. yankee 9.375% 10/15/04 (d)	11,100	333
Environmental – 1.8%
Allied Waste North America, Inc.:
7.25% 3/15/15 (h)	27,340	27,067
7.375% 4/15/14	15,310	14,430
		41,497
Food and Drug Retail – 3.3%
Ahold Finance USA, Inc.:
6.875% 5/1/29	21,921	20,825
8.25% 7/15/10	39,237	42,082

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Food and Drug Retail – continued
AmeriQual Group LLC/AmeriQual Finance Corp. 9%
4/1/12 (h)	$6,000	$6,180
Nutritional Sourcing Corp. 10.125% 8/1/09	7,424	5,494
		74,581
Food/Beverage/Tobacco – 0.7%
Doane Pet Care Co.:
9.75% 5/15/07	3,730	3,730
10.625% 11/15/15 (h)	2,770	2,805
10.75% 3/1/10	6,605	7,150
Pierre Foods, Inc. 9.875% 7/15/12	2,240	2,262
UAP Holding Corp. 0% 7/15/12 (e)	880	761
		16,708
Gaming – 0.5%
San Pasqual Casino Development Group, Inc. 8%
9/15/13 (h)	1,660	1,652
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (e)(h)	2,990	2,123
9% 1/15/12 (h)	1,760	1,839
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
6.625% 12/1/14	6,680	6,354
		11,968
Healthcare 4.3%
AMR HoldCo, Inc./ EmCare HoldCo, Inc. 10%
2/15/15 (h)	4,260	4,558
Athena Neurosciences Finance LLC 7.25% 2/21/08	3,065	2,958
DaVita, Inc. 7.25% 3/15/15	7,400	7,437
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%
6/15/14	10,770	11,012
Spheris, Inc. 11% 12/15/12 (h)	3,870	3,657
Tenet Healthcare Corp.:
6.375% 12/1/11	11,625	10,172
6.5% 6/1/12	20,240	17,710
7.375% 2/1/13	25,500	22,568
9.25% 2/1/15 (h)	11,960	11,332
9.875% 7/1/14	6,675	6,458
		97,862
Homebuilding/Real Estate – 0.2%
Champion Enterprises, Inc. 7.625% 5/15/09	605	605

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Homebuilding/Real Estate – continued
Integrated Electrical Services, Inc. 9.375% 2/1/09	$1,975	$1,541
Stanley-Martin Communities LLC 9.75% 8/15/15 (h)	1,340	1,240
		3,386
Insurance – 1.8%
Provident Companies, Inc.:
7% 7/15/18	3,650	3,650
7.25% 3/15/28	17,830	17,208
UnumProvident Corp.:
6.75% 12/15/28	11,350	10,499
7.375% 6/15/32	9,190	8,970
		40,327
Leisure – 4.6%
Equinox Holdings Ltd. 9% 12/15/09	1,000	1,025
Six Flags, Inc.:
9.625% 6/1/14	62,995	62,680
9.75% 4/15/13	40,010	39,810
		103,515
Paper 0.6%
Jefferson Smurfit Corp. U.S.:
7.5% 6/1/13	6,960	6,264
8.25% 10/1/12	5,000	4,713
Stone Container Corp. 8.375% 7/1/12	2,000	1,910
		12,887
Publishing/Printing – 1.0%
CBD Media Holdings LLC/CBD Holdings Finance, Inc.
9.25% 7/15/12	6,140	6,079
Vertis, Inc.:
10.875% 6/15/09	13,265	12,403
13.5% 12/7/09 (h)	4,455	3,408
		21,890
Railroad 0.3%
TFM SA de CV 9.375% 5/1/12 (h)	6,565	7,090
Restaurants 0.4%
The Restaurant Co. 10% 10/1/13 (h)	6,270	5,674
Uno Restaurant Corp. 10% 2/15/11 (h)	4,780	4,254
		9,928
Services – 1.5%
Ashtead Holdings PLC 8.625% 8/1/15 (h)	2,500	2,575

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Services – continued
Cornell Companies, Inc. 10.75% 7/1/12	$4,100	$4,182
FTI Consulting, Inc. 7.625% 6/15/13 (h)	1,510	1,544
Hydrochem Industrial Services, Inc. 9.25% 2/15/13 (h) .	5,150	4,687
Integrated Electrical Services, Inc. 9.375% 2/1/09	5,566	4,175
Language Line, Inc. 11.125% 6/15/12	4,610	3,942
Muzak LLC/Muzak Finance Corp. 10% 2/15/09	8,840	7,536
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12 (h)	4,350	4,546
		33,187
Shipping – 0.6%
American Commercial Lines LLC/ACL Finance Corp.
9.5% 2/15/15	1,800	1,962
Ship Finance International Ltd. 8.5% 12/15/13	11,965	11,606
		13,568
Steels – 0.5%
Chaparral Steel Co. 10% 7/15/13 (h)	6,105	6,334
Edgen Acquisition Corp. 9.875% 2/1/11	5,980	5,980
		12,314
Super Retail – 2.0%
Brown Shoe Co., Inc. 8.75% 5/1/12	4,770	4,865
Dillard’s, Inc.:
6.625% 1/15/18	3,700	3,404
7% 12/1/28	9,583	8,625
7.13% 8/1/18	7,200	6,804
7.75% 7/15/26	1,450	1,363
7.75% 5/15/27	3,680	3,551
7.875% 1/1/23	1,940	1,892
Intcomex, Inc. 11.75% 1/15/11 (h)	6,260	6,229
NBC Acquisition Corp. 0% 3/15/13 (e)	12,830	9,623
		46,356
Technology – 4.6%
Amkor Technology, Inc.:
7.125% 3/15/11	4,265	3,689
7.75% 5/15/13	16,730	14,221
10.5% 5/1/09	13,545	11,649
Danka Business Systems PLC 11% 6/15/10	7,240	6,661
Freescale Semiconductor, Inc. 7.125% 7/15/14	4,460	4,672
MagnaChip Semiconductor SA/MagnaChip
Semiconductor Finance Co.:
6.875% 12/15/11	2,465	2,317

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Technology – continued
MagnaChip Semiconductor SA/MagnaChip
Semiconductor Finance Co.: – continued
7.12% 12/15/11 (i)	$3,840	$3,782
8% 12/15/14	5,715	5,229
New ASAT Finance Ltd. 9.25% 2/1/11	9,425	6,598
Semiconductor Note Participation Trust 0% 8/4/11 (h) .	6,625	10,600
STATS ChipPAC Ltd. 7.5% 7/19/10	1,080	1,083
SunGard Data Systems, Inc.:
9.125% 8/15/13 (h)	6,185	6,340
10.25% 8/15/15 (h)	15,470	15,315
Viasystems, Inc. 10.5% 1/15/11	12,680	12,300
		104,456
Telecommunications – 10.6%
Centennial Cellular Operating Co./Centennial
Communications Corp. 10.125% 6/15/13	5,000	5,538
Centennial Communications Corp./Centennial Cellular
Operating Co. LLC/Centennial Puerto Rico Operations
Corp. 8.125% 2/1/14	6,680	6,880
Cincinnati Bell, Inc. 8.375% 1/15/14	3,095	3,010
Digicel Ltd. 9.25% 9/1/12 (h)	1,220	1,260
Eschelon Operating Co. 8.375% 3/15/10	2,522	2,345
Intelsat Ltd. 6.5% 11/1/13	12,300	9,071
Nextel Partners, Inc.:
8.125% 7/1/11	6,490	6,928
12.5% 11/15/09	2,223	2,367
Qwest Capital Funding, Inc.:
7% 8/3/09	22,120	21,678
7.25% 2/15/11	4,000	3,800
7.625% 8/3/21	3,210	2,857
7.75% 2/15/31	29,425	25,526
Qwest Communications International, Inc. 7.5%
2/15/14 (h)	14,000	13,370
Qwest Services Corp. 13.5% 12/15/10	42,420	48,359
Rogers Communications, Inc.:
6.375% 3/1/14	12,190	12,114
7.5% 3/15/15	7,260	7,741
8% 12/15/12	3,130	3,294
Rural Cellular Corp. 9.75% 1/15/10	4,825	4,801
SBA Communication Corp./SBA Telcommunications, Inc.
0% 12/15/11 (e)	5,743	5,197

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Corporate Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Nonconvertible Bonds continued
Telecommunications – continued
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14	$6,070	$6,024
Time Warner Telecom, Inc. 10.125% 2/1/11	29,605	30,197
U.S. West Capital Funding, Inc. 6.375% 7/15/08	5,000	4,863
U.S. West Communications 6.875% 9/15/33	15,000	13,313
		240,533
Textiles & Apparel – 3.5%
Levi Strauss & Co.:
9.75% 1/15/15	22,090	22,228
12.25% 12/15/12	52,945	57,975
		80,203

TOTAL NONCONVERTIBLE BONDS		1,695,348

TOTAL CORPORATE BONDS
(Cost $1,783,032)		1,726,261

Common Stocks 16.5%
	Shares
Cable TV 1.3%
NTL, Inc. Class A warrants 1/13/11 (a)	3	0
Pegasus Communications Corp. warrants 1/1/07 (a)	6,509	0
Telewest Global, Inc. (a)	1,256,803	28,668
Chemicals – 0.1%
Huntsman Corp. (j)	96,480	1,726
Consumer Products – 4.5%
Revlon, Inc. Class A (sub. vtg.) (a)(g)	35,212,984	103,517
Containers – 1.0%
Owens Illinois, Inc. (a)	1,143,900	21,780
Trivest 1992 Special Fund Ltd. (a)(j)	3,037,732	30
		21,810
Electric Utilities – 1.5%
AES Corp. (a)	2,192,509	34,839
Energy – 1.1%
Chesapeake Energy Corp.	800,000	25,680
Food and Drug Retail – 0.8%
Pathmark Stores, Inc. (a)	1,818,878	17,734
Pathmark Stores, Inc. warrants 9/19/10 (a)	747,828	247
		17,981

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)
Healthcare 2.8%
DaVita, Inc. (a)	1,306,946	$64,276
Metals/Mining – 1.1%
Haynes International, Inc. (a)(g)	1,140,617	25,094
Paper 0.6%
Temple-Inland, Inc.	365,678	13,468
Shipping – 1.4%
Teekay Shipping Corp.	793,800	31,307
Technology – 0.2%
STATS ChipPAC Ltd. sponsored ADR (a)(f)	261,000	1,464
Viasystems Group, Inc. (a)(j)	1,026,780	4,107
		5,571
Telecommunications – 0.1%
Choice One Communications, Inc. (a)(j)	571,711	1,944
Covad Communications Group, Inc. (a)	1,948	2
		1,946
Textiles & Apparel – 0.0%
Arena Brands Holding Corp. Class B (j)	42,253	477
Pillowtex Corp. (a)	490,256	0
		477

TOTAL COMMON STOCKS
(Cost $299,870)		376,360

Preferred Stocks 0.9%

Convertible Preferred Stocks 0.7%
Energy – 0.5%
El Paso Corp. 4.99% (h)	10,000	10,928
Leisure – 0.2%
Six Flags, Inc. 7.25% PIERS	200,000	4,600

TOTAL CONVERTIBLE PREFERRED STOCKS		15,528
Nonconvertible Preferred Stocks 0.2%
Broadcasting – 0.2%
Spanish Broadcasting System, Inc. Class B, 10.75%	3,671	4,038
TOTAL PREFERRED STOCKS
(Cost $18,032)		19,566

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Floating Rate Loans 2.2%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Energy – 0.3%
Coffeyville Resources LLC Tranche 2, term loan
10.8125% 7/8/13 (i)	$6,510	$6,705
Metals/Mining – 0.0%
Trout Coal Holdings LLC / Dakota Tranche 2, term loan
8.5% 3/23/12 (i)	550	554
Telecommunications – 1.9%
Choice One Communications, Inc. Tranche C, term loan
9.0204% 11/30/10 (i)	5,314	4,730
Level 3 Communications, Inc. term loan 10.87%
12/2/11 (i)	4,530	4,757
McLeodUSA, Inc.:
revolver loan 9.4833% 5/31/07 (d)(i)	9,402	2,821
Tranche A, term loan 9.4832% 5/31/07 (d)(i)	8,808	2,642
Tranche B, term loan 10.2% 5/30/08 (d)(i)	92,732	27,820
		42,770

TOTAL FLOATING RATE LOANS
(Cost $89,556)		50,029

Money Market Funds 1.7%
	Shares
Fidelity Cash Central Fund, 3.92% (b)	37,633,820	37,634
Fidelity Securities Lending Cash Central Fund, 3.94% (b)(c)	770,000	770
TOTAL MONEY MARKET FUNDS
(Cost $38,404)		38,404

See accompanying notes which are an integral part of the financial statements.

21		Annual Report

Investments continued

Cash Equivalents 1.0%
	Maturity	Value (Note 1)
	Amount (000s)	(000s)
Investments in repurchase agreements (Collateralized by U.S.
Government Obligations, in a joint trading account at
3.92%, dated 10/31/05 due 11/1/05)
(Cost $22,567)	$22,569	$22,567
TOTAL INVESTMENT PORTFOLIO 98.2%
(Cost $2,251,461)		2,233,187

NET OTHER ASSETS – 1.8%		39,960
NET ASSETS 100%		$2,273,147

Security Type Abbreviations
PIERS	-	Preferred Income Equity
Redeemable Securities

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Includes investment made with cash
collateral received from securities on
loan.

(d) Non-income producing – Issuer is in
default.

(e) Debt obligation initially issued in zero
coupon form which converts to coupon
form at a specified rate and date. The
rate shown is the rate at period end.

(f) Security or a portion of the security is on
loan at period end.

(g) Affiliated company

(h) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $351,287,000
or 15.5% of net assets.

(i) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(j) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $17,280,000
or 0.8% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Arena Brands
Holding Corp.	6/18/97 -
Class B	7/13/98	$1,538
Choice One
Communications,
Inc.	11/18/04	$2,390
Huntsman Corp.	4/30/03	$690
ICO North
America, Inc.
7.5% 8/15/09	8/12/05	$8,820
Trivest 1992
Special Fund Ltd.	7/30/92	$—
Viasystems
Group, Inc.	2/13/04	$20,664

Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund’s Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

	Value,	Purchases	Sales	Dividend	Value,
Affiliate	beginning		Proceeds	Income	end of
(Amounts in thousands)	of period				period
Haynes International,
Inc	$19,412	$—	$9,919	$—	$25,094
Pathmark Stores, Inc. .	8,701	—	1,239	—
Revlon, Inc. Class A
(sub. vtg.)	89,856	—	5,780	—	103,517
Total	$117,969	$—	$16,938	$—	$128,611

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $955,951,000 of which $477,033,000 and $478,918,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $785 and repurchase agreements of
$22,567)(cost $2,251,461) See accompanying
schedule		$2,233,187
Cash		1
Receivable for investments sold		16,262
Receivable for fund shares sold		5,307
Dividends receivable		91
Interest receivable		44,721
Other affiliated receivables		35
Total assets		2,299,604

Liabilities
Payable for investments purchased	$13,644
Payable for fund shares redeemed	6,872
Distributions payable	2,579
Accrued management fee	1,112
Distribution fees payable	657
Other affiliated payables	524
Other payables and accrued expenses	299
Collateral on securities loaned, at value	770
Total liabilities		26,457

Net Assets		$2,273,147
Net Assets consist of:
Paid in capital		$3,215,467
Undistributed net investment income		32,860
Accumulated undistributed net realized gain (loss) on
investments		(956,906)
Net unrealized appreciation (depreciation) on
investments		(18,274)
Net Assets		$2,273,147

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Statement of Assets and Liabilities continued
Amounts in thousands (except per share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($424,176 ÷ 44,200 shares)	$9.60
Maximum offering price per share (100/95.25 of
$9.60)	$10.08
Class T:
Net Asset Value and redemption price per share
($1,002,664 ÷ 104,155 shares)	$9.63
Maximum offering price per share (100/96.50 of
$9.63)	$9.98
Class B:
Net Asset Value and offering price per share
($313,171 ÷ 32,764 shares)A	$9.56
Class C:
Net Asset Value and offering price per share
($182,335 ÷ 19,018 shares)A	$9.59
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($350,801 ÷ 37,820 shares) .	$9.28
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Dividends		$2,125
Interest		194,476
Security lending		17
Total income		196,618

Expenses
Management fee	$13,971
Transfer agent fees	4,660
Distribution fees	9,047
Accounting and security lending fees	852
Independent trustees’ compensation	12
Appreciation in deferred trustee compensation account	7
Custodian fees and expenses	58
Registration fees	146
Audit	71
Legal	38
Miscellaneous	263
Total expenses before reductions	29,125
Expense reductions	(131)	28,994

Net investment income		167,624
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities
(Including realized gain (loss) of $5,730 from
affiliated issuers)		192,519
Change in net unrealized appreciation (depreciation) on
investment securities		(155,940)
Net gain (loss)		36,579
Net increase (decrease) in net assets resulting from
operations		$204,203

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$167,624	$209,628
Net realized gain (loss)	192,519	147,875
Change in net unrealized appreciation (depreciation) .	(155,940)	(59,028)
Net increase (decrease) in net assets resulting
from operations	204,203	298,475
Distributions to shareholders from net investment income .	(213,900)	(266,622)
Share transactions - net increase (decrease)	(196,503)	(309,122)
Redemption fees	393	623
Total increase (decrease) in net assets	(205,807)	(276,646)

Net Assets
Beginning of period	2,478,954	2,755,600
End of period (including undistributed net investment
income of $32,860 and undistributed net investment
income of $76,480, respectively)	$2,273,147	$2,478,954

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.64	$9.50	$6.40	$8.17	$9.64
Income from Investment
Operations
Net investment incomeC	695	.797	.873	.767E,F	.869
Net realized and unrealized
gain (loss)	134	.307	2.875	(1.866)E,F	(1.558)
Total from investment operations	829	1.104	3.748	(1.099)	(.689)
Distributions from net investment
income	(.871)	(.966)	(.648)	(.671)	(.781)
Redemption fees added to paid in
capitalC	002	.002	—	—	—
Net asset value, end of period	$ 9.60	$9.64	$9.50	$6.40	$8.17
Total ReturnA,B	8.71%	12.23%	60.58%	(14.39)%	(7.64)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.00%	.98%	.99%	1.02%	.97%
Expenses net of voluntary
waivers, if any	1.00%	.98%	.99%	1.02%	.97%
Expenses net of all reductions	99%	.98%	.99%	1.01%	.97%
Net investment income	7.08%	8.38%	10.45%	10.12%E,F	9.53%
Supplemental Data
Net assets, end of period (in
millions)	$ 424	$297	$307	$157	$189
Portfolio turnover rate	53%	67%	111%	85%	68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income to average net assets decreased from 11.01% to 10.12% . The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report 28

Financial Highlights Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.67	$ 9.52	$ 6.42	$ 8.18	$ 9.66
Income from Investment
Operations
Net investment incomeC	693.793		.859	.766E,F	.865
Net realized and unrealized
gain (loss)	129.315		2.883	(1.860)E,F	(1.572)
Total from investment operations	822	1.108	3.742	(1.094)	(.707)
Distributions from net investment
income	(.864)	(.960)	(.642)	(.666)	(.773)
Redemption fees added to paid in
capitalC	002.002		—	—	—
Net asset value, end of period	$ 9.63	$ 9.67	$ 9.52	$ 6.42	$ 8.18
Total ReturnA,B	8.61%	12.24%	60.26%	(14.30)%	(7.81)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.06%	1.06%	1.06%	1.08%	1.06%
Expenses net of voluntary
waivers, if any	1.06%	1.06%	1.06%	1.08%	1.06%
Expenses net of all reductions .	1.06%	1.06%	1.06%	1.08%	1.05%
Net investment income	7.02%	8.30%	10.38%	10.05%E,F	9.45%
Supplemental Data
Net assets, end of period (in
millions)	$ 1,003	$ 1,245	$ 1,398	$ 1,070	$ 1,473
Portfolio turnover rate	53%	67%	111%	85%	68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income to average net assets decreased from 10.95% to 10.05% . The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.61	$9.47	$6.38	$8.15	$9.61
Income from Investment
Operations
Net investment incomeC	622	.723	.802	.712E,F	.801
Net realized and unrealized
gain (loss)	123	.310	2.873	(1.868)E,F	(1.549)
Total from investment operations	745	1.033	3.675	(1.156)	(.748)
Distributions from net investment
income	(.797)	(.895)	(.585)	(.614)	(.712)
Redemption fees added to paid in
capitalC	002	.002	—	—	—
Net asset value, end of period	$ 9.56	$9.61	$9.47	$6.38	$8.15
Total ReturnA,B	7.82%	11.44%	59.42%	(15.07)%	(8.25)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.75%	1.74%	1.75%	1.78%	1.73%
Expenses net of voluntary
waivers, if any	1.74%	1.74%	1.75%	1.78%	1.73%
Expenses net of all reductions .	1.74%	1.74%	1.75%	1.77%	1.72%
Net investment income	6.33%	7.62%	9.69%	9.36%E,F	8.78%
Supplemental Data
Net assets, end of period (in
millions)	$ 313	$498	$613	$426	$704
Portfolio turnover rate	53%	67%	111%	85%	68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income to average net assets decreased from 10.25% to 9.36% . The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report 30

Financial Highlights Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.63	$9.49	$6.40	$8.16	$9.63
Income from Investment
Operations
Net investment incomeC	615	.718	.801	.708E,F	.796
Net realized and unrealized
gain (loss)	133	.309	2.868	(1.859)E,F	(1.560)
Total from investment operations	748	1.027	3.669	(1.151)	(.764)
Distributions from net investment
income	(.790)	(.889)	(.579)	(.609)	(.706)
Redemption fees added to paid in
capitalC	002	.002	—	—	—
Net asset value, end of period	$ 9.59	$9.63	$9.49	$6.40	$8.16
Total ReturnA,B	7.83%	11.33%	59.11%	(14.98)%	(8.41)%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.82%	1.81%	1.82%	1.84%	1.80%
Expenses net of voluntary
waivers, if any	1.82%	1.81%	1.82%	1.84%	1.80%
Expenses net of all reductions .	1.82%	1.81%	1.82%	1.84%	1.79%
Net investment income	6.26%	7.55%	9.62%	9.29%E,F	8.71%
Supplemental Data
Net assets, end of period (in
millions)	$ 182	$193	$219	$132	$197
Portfolio turnover rate	53%	67%	111%	85%	68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
F As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income of $0.068 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income to average net assets decreased from 10.19% to 9.29% . The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.35	$ 9.24	$6.24	$7.97	$9.43
Income from Investment
Operations
Net investment incomeB	691.786		.867	.759D,E	.862
Net realized and unrealized
gain (loss)	125.305		2.796	(1.805)D,E	(1.528)
Total from investment operations	.816	1.091	3.663	(1.046)	(.666)
Distributions from net investment
income	(.888)	(.983)	(.663)	(.684)	(.794)
Redemption fees added to paid
in capitalB	002.002		—	—	—
Net asset value, end of period .	$ 9.28	$ 9.35	$9.24	$6.24	$7.97
Total ReturnA	8.85%	12.46%	60.82%	(14.09)%	(7.58)%
Ratios to Average Net AssetsC
Expenses before expense
reductions	81%	.83%	.82%	.85%	.83%
Expenses net of voluntary
waivers, if any	81%	.83%	.82%	.85%	.83%
Expenses net of all reductions	.81%	.83%	.82%	.85%	.83%
Net investment income	7.26%	8.53%	10.62%	10.28%D,E	9.67%
Supplemental Data
Net assets, end of period (in
millions)	$ 351	$ 245	$218	$82	$87
Portfolio turnover rate	53%	67%	111%	85%	68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
E As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended October 31, 2002 have been reclassified from what was previously reported. The impact of this change was a decrease to net investment income of $0.067 per share with a corresponding increase to net realized and unrealized gain (loss) per share. The ratio of net investment income to average net assets decreased from 11.18% to 10.28% . The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report 32

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor High Income Advantage Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds are

33 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Security Valuation continued

valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Debt obligations may be placed on non accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

34

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to prior period premium and discount on debt securities, defaulted bonds, market discount, partnerships, deferred trustee compensa tion, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$222,907
Unrealized depreciation	(232,029)
Net unrealized appreciation (depreciation)	(9,122)
Undistributed ordinary income	22,782
Capital loss carryforward	(955,951)

Cost for federal income tax purposes	$2,242,309

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$213,900	$266,622

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with

35 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

2. Operating Policies continued

Repurchase Agreements continued

custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contrac tually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $1,231,588 and $1,452,161, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each

Annual Report

36

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$555	$2
Class T	0%	.25%	2,772	49
Class B	65%	.25%	3,770	2,728
Class C	75%	.25%	1,950	284
			$9,047	$3,063

Sales Load. FDC receives a front end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
		Retained
		by FDC
Class A	$		201
Class T			63
Class B*			604
Class C*			33
	$		901

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the

37 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$787.21
Class T	1,978.18
Class B	913.22
Class C	364.19
Institutional Class	618.18
	$4,660

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,425 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

38

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

Effective February 1, 2005, FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser
Class B	1.75%	$36

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $87 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $7. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$1

39 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,		2005		2004
From net investment income
Class A		$31,708		$30,734
Class T		99,769		136,033
Class B		35,847		54,627
Class C		15,897		20,214
Institutional Class		30,679		25,014
Total		$213,900		$266,622

10. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	23,900	17,127	$235,068	$163,413
Reinvestment of distributions .	2,176	2,081	21,461	19,732
Shares redeemed	(12,687)	(20,751)	(124,289)	(198,106)
Net increase (decrease)	13,389	(1,543)	$132,240	$(14,961)
Class T
Shares sold	25,755	43,813	$253,520	$419,220
Reinvestment of distributions .	8,206	11,672	81,282	111,002
Shares redeemed	(58,557)	(73,525)	(579,615)	(700,583)
Net increase (decrease)	(24,596)	(18,040)	$(244,813)	$(170,361)
Class B
Shares sold	4,225	6,442	$41,379	$61,059
Reinvestment of distributions .	2,349	3,745	23,125	35,389
Shares redeemed	(25,696)	(23,039)	(251,141)	(217,709)
Net increase (decrease)	(19,122)	(12,852)	$(186,637)	$(121,261)

Annual Report

40

10. Share Transactions - continued
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class C
Shares sold	5,702	7,575	$56,070	$72,205
Reinvestment of distributions .	1,011	1,378	9,975	13,063
Shares redeemed	(7,734)	(11,991)	(75,656)	(113,628)
Net increase (decrease)	(1,021)	(3,038)	$(9,611)	$(28,360)
Institutional Class
Shares sold	31,784	26,548	$303,781	$245,066
Reinvestment of distributions .	2,879	2,328	27,465	21,429
Shares redeemed	(23,086)	(26,261)	(218,928)	(240,674)
Net increase (decrease)	11,577	2,615	$112,318	$25,821

41 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments, as of October 31, 2005, and the related statement of opera tions for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conform ity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts December 20, 2005

Annual Report 42

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor High Income Advantage (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

44

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com pany (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

46

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

48

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor High Income Advantage. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice Pres ident and Director of Fidelity’s International Equity Trading group (1998 2005).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Thomas T. Soviero (42)

Year of Election or Appointment: 2000

Vice President of Advisor High Income Advantage. Mr. Soviero serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds. Mr. Soviero also serves as Vice President of FMR (2001) and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor High Income Advantage. He also serves as Secre tary of other Fidelity funds; Vice President, General Counsel, and Secre tary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor High Income Advantage. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor High Income Advantage. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Annual Report

50

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor High Income Advantage. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pric ing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income Advantage. Mr. Rath geber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Invest ments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor High Income Advantage. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income Advantage. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/ Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor High Income Advantage. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Mon asterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income Advantage. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income Advantage. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Invest ments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1987

Assistant Treasurer of Advisor High Income Advantage. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor High Income Advantage. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor High Income Advantage. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income Advantage. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Annual Report

52

Name, Age; Principal Occupation Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income Advantage. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity In vestments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

53 Annual Report

Distributions

The Board of Trustees of Fidelity Advisor High Income Advantage Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/05/05	12/02/05	$.03

Annual Report

54

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000

PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000

Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

55 Annual Report

Proxy Voting Results - continued

	# of	% of
	Votes	Votes

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

Annual Report

56

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

Annual Report

58

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for

Annual Report

60

the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 30% would mean that 70% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the ser vices that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, and Class B ranked below its competitive median for 2004, and the total expenses of each of Class C and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board

Annual Report

62

believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

63 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

64

65 Annual Report

Annual Report

66

67 Annual Report

Annual Report

68

69 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

HYI-UANN-1205 1.784751.102

Fidelity® Advisor High Income Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	27	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	36	Notes to the financial statements.
Report of Independent	44
Registered Public
Accounting Firm
Trustees and Officers	45
Distributions	55
Proxy Voting Results	56
Board Approval of	58
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general informa tion of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at http://www.sec.gov.
A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference Room in Washing ton, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at
http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regula tors, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers in cluding individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Class A (incl. 4.75% sales charge)	1.39%	6.60%	5.78%
Class T (incl. 3.50% sales charge)	0.19%	6.76%	5.88%
Class B (incl. contingent deferred sales charge)B	1.90%	6.55%	5.82%
Class C (incl. contingent deferred sales charge)C	1.82%	6.72%	5.71%

A From September 7, 1999.
B Class B shares’ contingent deferred sales charge included in the past one year, past five year, and life of fund total return figures are 5%, 2% and 0%, respectively.
C Class C shares’ contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 1%, 0% and 0%, respectively.

5 Annual Report

5

Performance: The Bottom Line continued

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Fund Class T on September 7, 1999, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of Fidelity® Advisor High Income Fund

The high yield bond market rose 3.92% for the year ending October 31, 2005, according to the Merrill Lynch® U.S High Yield Master II Index. Performance was bolstered by strong demand, a steady economy, a decline in distressed credits, and an uptick in merger and acquisition activity. After a good start through the first four months of the period, high yield slipped nearly 4.00% in March and April, largely because investors were concerned that the Federal Reserve Board would be forced to tighten monetary policy more aggressively, and because of the potential negative impact of higher energy costs. But high yield debt rebounded strongly between May and August, as interest rates still remained low, investor demand was rekindled and General Motors’ debt smoothly transitioned into the high yield market. However, the market stumbled again in September and October due to the negative impact of Hurricane Katrina, the bankruptcy filings of airlines Northwest and Delta, heightened inflation concerns, and weak demand in the face of heavy new issuance.

For the 12 months ending October 31, 2005, the fund’s Class A, Class T, Class B and Class C shares returned 3.53%, 3.43%, 2.87% and 2.77%, respectively, slightly underperforming the Merrill Lynch index. The LipperSM High Current Yield Funds Average returned 3.25% during the same time frame. The fund’s performance relative to the index was hurt by underweighting the automotive sector, particularly major index component General Motors Acceptance Corporation, the financing arm of auto manufacturer General Motors. Security selection in telecommunications also detracted from performance. The fund was helped by an underweighting and security selection in the paper industry, and by security selection in containers. Avoiding most of the retail industry also contributed to the fund’s relative performance. Among airlines, results were mixed. Investments in Delta and Northwest declined as these companies headed toward bankruptcy, but AMR, the holding company for American Airlines, was the fund’s top performer both on an absolute and relative basis. Other contributors included chemical company Huntsman and financial services systems provider SunGard Data Systems. Kitchen and bath product manufacturer Maax dampened returns in building materials and was among the other main detractors from the fund’s performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,042.20	$5.15
HypotheticalA	$1,000.00	$1,020.16	$5.09
Class T
Actual	$1,000.00	$1,040.60	$5.66
HypotheticalA	$1,000.00	$1,019.66	$5.60
Class B
Actual	$1,000.00	$1,038.40	$8.99
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class C
Actual	$1,000.00	$1,037.90	$9.50
HypotheticalA	$1,000.00	$1,015.88	$9.40
Institutional Class
Actual	$1,000.00	$1,043.00	$4.38
HypotheticalA	$1,000.00	$1,020.92	$4.33

A 5% return per year before expenses
* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.00%
Class T	1.10%
Class B	1.75%
Class C	1.85%
Institutional Class	85%

9 Annual Report

Investment Changes

Top Five Holdings as of October 31, 2005
(by issuer, excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
EchoStar DBS Corp.	1.7	1.5
MGM MIRAGE	1.6	1.3
The Coastal Corp.	1.5	1.7
GSC Hldgs Corp./Gamestop, Inc.	1.5	0.0
Qwest Corp.	1.4	1.3
	7.7
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Energy	10.1	7.2
Telecommunications	9.1	9.8
Technology	8.7	6.0
Gaming	7.5	4.7
Electric Utilities	6.9	6.6

We have used ratings from Moody’s Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P ratings.

Annual Report 10

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Nonconvertible Bonds 87.0%
	Principal	Value
	Amount	(Note 1)
Aerospace – 1.6%
L 3 Communications Corp.:
5.875% 1/15/15	$ 955,000	$907,250
6.375% 10/15/15 (c)	1,650,000	1,629,375
7.625% 6/15/12	1,975,000	2,063,875
Orbital Sciences Corp. 9% 7/15/11	2,330,000	2,510,575
Primus International, Inc. 10.5% 4/15/09 (c)	1,135,000	1,203,100
		8,314,175
Air Transportation – 0.2%
American Airlines, Inc. pass thru trust certificates
6.817% 5/23/11	850,000	769,250
Automotive 1.4%
Delco Remy International, Inc. 9.375% 4/15/12	510,000	219,300
Ford Motor Credit Co.:
6.625% 6/16/08	1,375,000	1,318,562
7.26% 11/2/07 (d)	1,670,000	1,659,551
General Motors Acceptance Corp. 6.875% 9/15/11	245,000	237,557
Goodyear Tire & Rubber Co. 9% 7/1/15 (c)	2,030,000	1,948,800
Navistar International Corp.:
6.25% 3/1/12	1,110,000	996,225
7.5% 6/15/11	790,000	742,600
		7,122,595
Banks and Thrifts – 0.7%
Western Financial Bank 9.625% 5/15/12	3,065,000	3,501,763
Building Materials – 1.4%
Anixter International, Inc. 5.95% 3/1/15	1,020,000	918,000
Goodman Global Holdings, Inc.:
6.41% 6/15/12 (c)(d)	1,370,000	1,349,450
7.875% 12/15/12 (c)	880,000	831,600
Maax Holdings, Inc. 0% 12/15/12 (b)	2,795,000	1,145,950
Nortek, Inc. 8.5% 9/1/14	1,370,000	1,308,350
NTK Holdings, Inc. 0% 3/1/14 (b)	1,245,000	747,000
Ply Gem Industries, Inc. 9% 2/15/12	770,000	627,550
		6,927,900
Cable TV 3.9%
Cablevision Systems Corp. 8.7163% 4/1/09 (d)	2,325,000	2,377,313
CSC Holdings, Inc.:
6.75% 4/15/12 (c)	985,000	943,138
7.875% 2/15/18	950,000	909,625
EchoStar DBS Corp. 5.75% 10/1/08	8,845,000	8,657,019
GCI, Inc. 7.25% 2/15/14	1,040,000	1,003,600

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Cable TV – continued
iesy Repository GmbH 10.375% 2/15/15 (c)	$1,100,000	$1,138,500
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	1,105,000	1,160,250
Kabel Deutschland GmbH 10.625% 7/1/14 (c)	810,000	866,700
Telenet Group Holding NV 0% 6/15/14 (b)(c)	1,430,000	1,129,700
Videotron Ltee 6.375% 12/15/15 (c)	1,310,000	1,296,900
		19,482,745
Capital Goods 2.6%
Amsted Industries, Inc. 10.25% 10/15/11 (c)	1,785,000	1,936,725
Chart Industries, Inc. 9.125% 10/15/15 (c)	480,000	476,400
Dresser, Inc. 9.375% 4/15/11	1,605,000	1,657,163
Invensys PLC 9.875% 3/15/11 (c)	5,245,000	5,008,975
Leucadia National Corp. 7% 8/15/13	2,095,000	2,105,475
Park-Ohio Industries, Inc. 8.375% 11/15/14	1,295,000	1,113,700
Sensus Metering Systems, Inc. 8.625% 12/15/13	985,000	896,350
		13,194,788
Chemicals – 4.0%
Borden US Finance Corp./Nova Scotia Finance ULC
8.9% 7/15/10 (c)(d)	1,315,000	1,275,550
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (b)	890,000	627,450
Series B, 0% 10/1/14 (b)	620,000	430,900
Equistar Chemicals LP 7.55% 2/15/26	1,380,000	1,290,300
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	1,490,000	1,568,225
10.125% 9/1/08	565,000	610,200
Huntsman LLC 11.4% 7/15/11 (d)	1,450,000	1,537,000
Millennium America, Inc.:
7.625% 11/15/26	185,000	172,050
9.25% 6/15/08	3,835,000	4,113,038
Nalco Co. 7.75% 11/15/11	1,115,000	1,137,300
Nell AF Sarl 8.375% 8/15/15 (c)	2,810,000	2,718,675
NOVA Chemicals Corp.:
7.4% 4/1/09	1,885,000	1,908,563
7.5469% 11/15/13 (c)(d)	1,090,000	1,102,263
Rhodia SA:
8.875% 6/1/11	480,000	451,200
10.25% 6/1/10	1,115,000	1,187,475
		20,130,189
Consumer Products – 1.2%
IKON Office Solutions, Inc. 7.75% 9/15/15 (c)	3,730,000	3,543,500
Jostens Holding Corp. 0% 12/1/13 (b)	680,000	493,000

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Consumer Products – continued
Jostens IH Corp. 7.625% 10/1/12	$550,000	$547,250
Samsonite Corp. 8.875% 6/1/11	775,000	798,250
Spectrum Brands, Inc. 7.375% 2/1/15	1,005,000	864,300
		6,246,300
Containers – 2.7%
Berry Plastics Corp. 10.75% 7/15/12	1,050,000	1,081,500
BWAY Corp. 10% 10/15/10	2,610,000	2,688,300
Crown European Holdings SA:
9.5% 3/1/11	695,000	764,500
10.875% 3/1/13	3,510,000	4,133,025
Owens-Brockway Glass Container, Inc. 8.25% 5/15/13	1,455,000	1,484,100
Owens-Illinois, Inc.:
7.35% 5/15/08	1,240,000	1,240,000
7.5% 5/15/10	2,090,000	2,063,875
		13,455,300
Diversified Financial Services – 0.4%
E*TRADE Financial Corp.:
7.375% 9/15/13 (c)	520,000	512,200
8% 6/15/11	280,000	284,200
8% 6/15/11 (c)	1,090,000	1,111,800
Triad Acquisition Corp. 11.125% 5/1/13 (c)	295,000	292,050
		2,200,250
Diversified Media – 1.2%
Corus Entertainment, Inc. 8.75% 3/1/12	1,600,000	1,704,000
LBI Media Holdings, Inc. 0% 10/15/13 (b)	1,240,000	899,000
LBI Media, Inc. 10.125% 7/15/12	1,020,000	1,083,750
Liberty Media Corp.:
8.25% 2/1/30	1,970,000	1,847,726
8.5% 7/15/29	745,000	710,326
		6,244,802
Electric Utilities – 5.5%
AES Corp.:
8.875% 2/15/11	2,689,000	2,873,869
9.375% 9/15/10	2,095,000	2,273,075
9.5% 6/1/09	2,045,000	2,198,375
AES Gener SA 7.5% 3/25/14	3,195,000	3,195,000
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (c)	245,000	272,563
Aquila, Inc. 14.875% 7/1/12	435,000	582,900
CMS Energy Corp.:
6.3% 2/1/12	1,210,000	1,200,925

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Electric Utilities – continued
CMS Energy Corp.: – continued
7.5% 1/15/09	$1,255,000	$1,298,925
8.9% 7/15/08	1,220,000	1,308,450
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc.
7.375% 9/1/10	1,320,000	1,366,200
MSW Energy Holdings LLC/MSW Energy Finance Co.,
Inc. 8.5% 9/1/10	315,000	335,475
NRG Energy, Inc. 8% 12/15/13	2,657,000	2,882,845
Sierra Pacific Resources:
6.75% 8/15/17 (c)	670,000	664,975
8.625% 3/15/14	460,000	502,550
TECO Energy, Inc. 5.6931% 5/1/10 (d)	1,130,000	1,141,300
Tenaska Alabama Partners LP 7% 6/30/21 (c)	1,938,470	1,967,547
TXU Corp. 6.5% 11/15/24	1,635,000	1,479,675
Utilicorp Canada Finance Corp. 7.75% 6/15/11	1,745,000	1,784,263
Utilicorp United, Inc. 9.95% 2/1/11 (d)	345,000	379,500
		27,708,412
Energy – 8.0%
Chesapeake Energy Corp.:
6.5% 8/15/17 (c)	2,000,000	1,970,000
6.875% 1/15/16	1,390,000	1,396,950
7.75% 1/15/15	1,700,000	1,797,750
Hanover Compressor Co.:
0% 3/31/07	1,685,000	1,499,650
8.625% 12/15/10	630,000	664,650
9% 6/1/14	945,000	1,027,688
Hanover Equipment Trust 8.75% 9/1/11	245,000	258,475
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (c)	1,210,000	1,228,150
10.5% 9/1/10 (c)	560,000	627,200
Markwest Energy Partners LP/ Markwest Energy Finance
Corp. 6.875% 11/1/14 (c)	1,054,000	1,009,205
Newfield Exploration Co.:
6.625% 9/1/14	1,290,000	1,315,800
8.375% 8/15/12	260,000	278,850
Pacific Energy Partners LP/Pacific Energy Finance Corp.
6.25% 9/15/15 (c)	1,140,000	1,131,450
Parker Drilling Co.:
8.62% 9/1/10 (d)	2,500,000	2,581,250
9.625% 10/1/13	420,000	472,500
9.625% 10/1/13 (c)	740,000	828,800
Pogo Producing Co. 6.875% 10/1/17 (c)	1,930,000	1,910,700

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Energy – continued
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	$1,270,000	$1,263,650
7.375% 7/15/13	2,250,000	2,340,000
Sonat, Inc. 7.625% 7/15/11	1,920,000	1,924,800
Stone Energy Corp. 6.75% 12/15/14	2,160,000	2,019,600
Targa Resources, Inc. / Targa Resources Finance Corp.
8.5% 11/1/13 (c)	900,000	913,500
The Coastal Corp.:
6.375% 2/1/09	3,120,000	3,026,400
6.5% 6/1/08	735,000	721,219
7.75% 6/15/10	3,030,000	3,060,300
9.625% 5/15/12	785,000	863,500
Williams Companies, Inc. 6.375% 10/1/10 (c)	4,310,000	4,266,900
		40,398,937
Environmental – 0.9%
Allied Waste North America, Inc.:
5.75% 2/15/11	1,860,000	1,734,450
8.5% 12/1/08	2,250,000	2,337,188
8.875% 4/1/08	535,000	556,400
Browning-Ferris Industries, Inc. 6.375% 1/15/08	25,000	24,500
		4,652,538
Food and Drug Retail – 0.4%
Stater Brothers Holdings, Inc.:
7.37% 6/15/10 (d)	985,000	967,763
8.125% 6/15/12	1,035,000	1,011,713
		1,979,476
Food/Beverage/Tobacco – 1.9%
National Beef Packing Co. LLC/National Beef Finance
Corp. 10.5% 8/1/11	800,000	820,000
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 7/15/10 (c)	1,945,000	1,925,550
7.3% 7/15/15 (c)	1,650,000	1,683,000
Smithfield Foods, Inc.:
7% 8/1/11	1,130,000	1,146,950
7.75% 5/15/13	1,196,000	1,252,810
UAP Holding Corp. 0% 7/15/12 (b)	1,815,000	1,569,975
United Agriculture Products, Inc. 8.25% 12/15/11	1,006,000	1,056,300
		9,454,585

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Gaming – 7.5%
Chukchansi Economic Development Authority:
7.9662% 11/15/12 (c)(d)	$360,000	$363,150
8% 11/15/13 (c)	600,000	604,500
Kerzner International Ltd. 6.75% 10/1/15 (c)	2,975,000	2,833,688
Mandalay Resort Group:
6.5% 7/31/09	1,430,000	1,430,000
9.375% 2/15/10	2,365,000	2,568,981
10.25% 8/1/07	820,000	874,325
MGM MIRAGE:
6% 10/1/09	4,270,000	4,195,275
6.625% 7/15/15 (c)	1,070,000	1,033,888
6.75% 9/1/12	2,935,000	2,912,988
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	640,000	619,200
6.375% 7/15/09	3,550,000	3,550,000
7.125% 8/15/14	645,000	661,125
8% 4/1/12	365,000	381,425
MTR Gaming Group, Inc. 9.75% 4/1/10	1,975,000	2,073,750
Scientific Games Corp. 6.25% 12/15/12	925,000	922,688
Seneca Gaming Corp.:
7.25% 5/1/12 (Reg. S) (c)	1,450,000	1,480,813
7.25% 5/1/12	2,135,000	2,180,369
Station Casinos, Inc.:
6.875% 3/1/16	1,955,000	1,974,550
6.875% 3/1/16 (c)	660,000	666,600
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (b)(c)	590,000	418,900
9% 1/15/12 (c)	1,380,000	1,442,100
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,630,000	2,754,925
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
6.625% 12/1/14	2,175,000	2,068,969
		38,012,209
Healthcare 3.7%
CDRV Investors, Inc. 0% 1/1/15 (b)	4,390,000	2,436,450
Concentra Operating Corp.:
9.125% 6/1/12	1,415,000	1,457,450
9.5% 8/15/10	450,000	463,500
DaVita, Inc. 6.625% 3/15/13	1,805,000	1,814,025
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%
6/15/14	740,000	756,650

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Healthcare continued
Mylan Laboratories, Inc.:
5.75% 8/15/10 (c)	$1,620,000	$1,601,775
6.375% 8/15/15 (c)	770,000	760,375
Omega Healthcare Investors, Inc. 7% 4/1/14	1,860,000	1,869,300
PerkinElmer, Inc. 8.875% 1/15/13	2,255,000	2,519,963
Psychiatric Solutions, Inc. 7.75% 7/15/15	325,000	332,313
ResCare, Inc. 7.75% 10/15/13 (c)	1,090,000	1,092,725
Senior Housing Properties Trust 8.625% 1/15/12	2,850,000	3,135,000
Service Corp. International (SCI) 7% 6/15/17 (c)	710,000	702,900
		18,942,426
Homebuilding/Real Estate – 3.2%
American Real Estate Partners/American Real Estate
Finance Corp.:
7.125% 2/15/13 (c)	1,215,000	1,175,513
8.125% 6/1/12	3,495,000	3,564,900
K. Hovnanian Enterprises, Inc.:
6% 1/15/10	380,000	357,200
8.875% 4/1/12	1,110,000	1,146,075
KB Home 7.75% 2/1/10	3,000,000	3,060,000
Standard Pacific Corp.:
5.125% 4/1/09	2,145,000	1,994,850
6.875% 5/15/11	1,320,000	1,250,700
Technical Olympic USA, Inc.:
7.5% 1/15/15	530,000	437,250
10.375% 7/1/12	255,000	252,450
WCI Communities, Inc.:
6.625% 3/15/15	1,450,000	1,254,250
7.875% 10/1/13	1,025,000	976,313
10.625% 2/15/11	790,000	837,400
		16,306,901
Hotels 0.9%
Grupo Posadas SA de CV 8.75% 10/4/11 (c)	1,945,000	2,051,975
Host Marriott LP 7.125% 11/1/13	1,775,000	1,794,969
ITT Corp. 7.375% 11/15/15	725,000	769,406
		4,616,350
Insurance – 1.1%
Crum & Forster Holdings Corp. 10.375% 6/15/13	3,015,000	3,143,138
Fairfax Financial Holdings Ltd. 7.75% 4/26/12	2,545,000	2,341,400
		5,484,538

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Leisure – 2.0%
Equinox Holdings Ltd. 9% 12/15/09	$1,340,000	$1,373,500
Town Sports International Holdings, Inc. 0% 2/1/14 (b) .	1,115,000	741,475
Town Sports International, Inc. 9.625% 4/15/11	2,740,000	2,822,200
Universal City Development Partners Ltd./UCDP Finance,
Inc. 11.75% 4/1/10	3,005,000	3,369,356
Universal City Florida Holding Co. I/II 8.4431%
5/1/10 (d)	2,015,000	2,055,300
		10,361,831
Metals/Mining – 1.7%
Arch Western Finance LLC 6.75% 7/1/13	1,560,000	1,575,600
Century Aluminum Co. 7.5% 8/15/14	480,000	470,400
Compass Minerals International, Inc.:
0% 12/15/12 (b)	1,135,000	1,012,988
0% 6/1/13 (b)	1,780,000	1,513,000
Southern Peru Copper Corp. 6.375% 7/27/15 (c)	2,095,000	2,048,217
Vedanta Resources PLC 6.625% 2/22/10 (c)	1,965,000	1,901,138
		8,521,343
Paper 1.5%
Catalyst Paper Corp. 8.625% 6/15/11	1,530,000	1,514,700
Georgia-Pacific Corp.:
8% 1/15/14	1,985,000	2,133,875
8% 1/15/24	700,000	745,500
8.125% 5/15/11	1,260,000	1,367,100
8.875% 2/1/10	895,000	986,738
9.375% 2/1/13	600,000	663,000
		7,410,913
Publishing/Printing – 1.5%
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10	785,000	818,363
9.875% 8/15/13	510,000	562,275
Houghton Mifflin Co.:
7.2% 3/15/11	170,000	175,950
9.875% 2/1/13	1,600,000	1,696,000
R.H. Donnelley Finance Corp. I 10.875% 12/15/12	680,000	766,700
The Reader’s Digest Association, Inc. 6.5% 3/1/11	3,715,000	3,696,425
		7,715,713
Railroad 0.3%
Kansas City Southern Railway Co. 7.5% 6/15/09	1,380,000	1,424,850
Restaurants 1.1%
Carrols Corp. 9% 1/15/13 (c)	1,905,000	1,876,425

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Restaurants – continued
Friendly Ice Cream Corp. 8.375% 6/15/12	$1,735,000	$1,587,525
Landry’s Seafood Restaurants, Inc. 7.5% 12/15/14	2,030,000	1,867,600
		5,331,550
Services – 2.0%
Ashtead Holdings PLC 8.625% 8/1/15 (c)	820,000	844,600
Corrections Corp. of America:
6.25% 3/15/13	390,000	384,638
7.5% 5/1/11	680,000	704,990
FTI Consulting, Inc. 7.625% 6/15/13 (c)	1,420,000	1,451,950
Iron Mountain, Inc.:
7.75% 1/15/15	1,395,000	1,395,000
8.25% 7/1/11	800,000	804,000
8.625% 4/1/13	1,375,000	1,423,125
Rural/Metro Corp.:
0% 3/15/16 (b)(c)	1,305,000	769,950
9.875% 3/15/15 (c)	285,000	289,275
United Rentals North America, Inc. 7% 2/15/14	2,240,000	2,055,200
		10,122,728
Shipping – 2.3%
General Maritime Corp. 10% 3/15/13	1,855,000	2,049,775
OMI Corp. 7.625% 12/1/13	3,310,000	3,401,025
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	95,000	93,100
8.25% 3/15/13	420,000	448,350
Ship Finance International Ltd. 8.5% 12/15/13	4,555,000	4,418,350
Teekay Shipping Corp. 8.875% 7/15/11	1,245,000	1,409,963
		11,820,563
Steels – 1.0%
Allegheny Technologies, Inc. 8.375% 12/15/11	1,495,000	1,592,175
CSN Islands VII Corp. 10.75% 9/12/08 (c)	1,110,000	1,237,650
Gerdau AmeriSteel Corp./GUSAP Partners 10.375%
7/15/11	1,945,000	2,129,775
		4,959,600
Super Retail – 2.6%
Asbury Automotive Group, Inc. 9% 6/15/12	245,000	242,550
Buhrmann US, Inc. 7.875% 3/1/15	1,840,000	1,807,800
GSC Holdings Corp./Gamestop, Inc.:
7.875% 10/1/11 (c)(d)	3,300,000	3,320,625
8% 10/1/12 (c)	4,380,000	4,221,225
NBC Acquisition Corp. 0% 3/15/13 (b)	1,980,000	1,485,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Super Retail – continued
Nebraska Book Co., Inc. 8.625% 3/15/12	$1,180,000	$1,103,300
Sonic Automotive, Inc. 8.625% 8/15/13	1,140,000	1,083,000
		13,263,500
Technology – 8.1%
Activant Solutions, Inc. 10.0544% 4/1/10 (c)(d)	5,240,000	5,357,900
Advanced Micro Devices, Inc. 7.75% 11/1/12	1,880,000	1,884,700
Celestica, Inc.:
7.625% 7/1/13	2,100,000	2,042,250
7.875% 7/1/11	3,305,000	3,280,213
Flextronics International Ltd. 6.25% 11/15/14	360,000	348,300
Freescale Semiconductor, Inc.:
6.875% 7/15/11	3,725,000	3,846,063
7.125% 7/15/14	1,430,000	1,497,925
Lucent Technologies, Inc.:
6.45% 3/15/29	1,640,000	1,404,250
6.5% 1/15/28	525,000	446,250
MagnaChip Semiconductor SA/MagnaChip
Semiconductor Finance Co. 7.12% 12/15/11 (d)	1,970,000	1,940,450
New ASAT Finance Ltd. 9.25% 2/1/11	990,000	693,000
Sanmina SCI Corp.:
6.75% 3/1/13	1,805,000	1,692,188
10.375% 1/15/10	1,080,000	1,177,200
STATS ChipPAC Ltd. 7.5% 7/19/10	2,555,000	2,561,388
SunGard Data Systems, Inc.:
8.5248% 8/15/13 (c)(d)	1,220,000	1,250,500
9.125% 8/15/13 (c)	2,870,000	2,941,750
Unisys Corp. 8% 10/15/12	1,710,000	1,496,250
Xerox Capital Trust I 8% 2/1/27	2,650,000	2,729,500
Xerox Corp.:
6.875% 8/15/11	1,190,000	1,228,675
7.125% 6/15/10	545,000	568,163
7.625% 6/15/13	1,115,000	1,181,900
9.75% 1/15/09	1,150,000	1,283,688
		40,852,503
Telecommunications – 8.0%
American Tower Corp. 7.125% 10/15/12	515,000	533,025
American Towers, Inc. 7.25% 12/1/11	355,000	371,863
Digicel Ltd. 9.25% 9/1/12 (c)	2,720,000	2,808,400
Innova S. de R.L. 9.375% 9/19/13	1,340,000	1,479,025
Intelsat Ltd.:
5.25% 11/1/08	2,105,000	1,915,550

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Telecommunications – continued
Intelsat Ltd.: – continued
6.5% 11/1/13	$3,315,000	$ 2,444,813
7.625% 4/15/12	1,600,000	1,272,000
8.695% 1/15/12 (c)(d)	1,265,000	1,288,719
MCI, Inc. 8.735% 5/1/14 (d)	1,760,000	1,953,600
Millicom International Cellular SA 10% 12/1/13	3,188,000	3,275,670
Mobile Telesystems Finance SA 8% 1/28/12 (c)	1,376,000	1,417,280
New Skies Satellites BV:
8.5388% 11/1/11 (d)	1,830,000	1,875,750
9.125% 11/1/12	1,625,000	1,649,375
PanAmSat Corp. 9% 8/15/14	1,919,000	2,024,545
PanAmSat Holding Corp. 0% 11/1/14 (b)	530,000	365,700
Qwest Corp.:
7.12% 6/15/13 (c)(d)	3,080,000	3,249,400
8.875% 3/15/12	1,910,000	2,096,225
Qwest Services Corp. 14% 12/15/14	290,000	350,900
Rogers Communications, Inc.:
7.25% 12/15/12	900,000	945,000
8% 12/15/12	630,000	663,075
9.625% 5/1/11	2,135,000	2,455,250
SBA Communications Corp. 8.5% 12/1/12	1,520,000	1,660,600
Time Warner Telecom, Inc. 10.125% 2/1/11	965,000	984,300
U.S. West Capital Funding, Inc. 6.375% 7/15/08	1,475,000	1,434,438
U.S. West Communications:
6.875% 9/15/33	1,165,000	1,033,938
7.5% 6/15/23	1,230,000	1,150,050
		40,698,491
Textiles & Apparel – 0.5%
Levi Strauss & Co.:
8.8044% 4/1/12 (d)	1,010,000	1,002,425
12.25% 12/15/12	465,000	509,175
Tommy Hilfiger USA, Inc. 6.85% 6/1/08	965,000	960,175
		2,471,775

TOTAL NONCONVERTIBLE BONDS
(Cost $442,262,558)		440,101,789

Commercial Mortgage Securities 0.2%

Banc of America Commercial Mortgage, Inc. Series
2003-2:
Class BWD, 6.947% 10/11/37 (c)	113,738	113,832

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Banc of America Commercial Mortgage, Inc. Series
2003-2: – continued
Class BWE, 7.226% 10/11/37 (c)	$158,244	$ 158,283
Class BWF, 7.55% 10/11/37 (c)	137,474	137,771
Class BWG, 8.155% 10/11/37 (c)	133,518	132,587
Class BWH, 9.073% 10/11/37 (c)	98,903	99,821
Class BWJ, 9.99% 10/11/37 (c)	113,738	114,540
Class BWK, 10.676% 10/11/37 (c)	98,903	100,173
Class BWL, 10.1596% 10/11/37 (c)	161,211	151,397
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $972,858)		1,008,404

Common Stocks 0.1%
	Shares
Chemicals – 0.1%
Huntsman Corp. (e)
(Cost $223,909)	30,529	546,228

Floating Rate Loans 8.2%
	Principal
	Amount
Air Transportation – 0.4%
US Airways Group, Inc.:
Tranche 1A, term loan 10.0256% 9/30/10 (d)	$1,377,539	1,391,314
Tranche 2B, term loan 12.4256% 9/30/08 (d)	547,348	561,032
		1,952,346
Building Materials – 0.5%
Masonite International Corp. term loan 9.3838%
4/6/15 (d)	2,410,000	2,406,988
Cable TV 0.5%
UPC Broadband Holding BV Tranche H2, term loan
6.5544% 9/30/12 (d)	2,480,000	2,501,700
Electric Utilities – 1.4%
Covanta Energy Corp.:
Tranche 1:
Credit-Linked Deposit 6.8628% 6/24/12 (d)	1,332,358	1,345,681
term loan 6.9606% 6/24/12 (d)	1,074,948	1,085,698
Tranche 2, term loan 9.5153% 6/24/13 (d)	2,565,000	2,558,588

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Floating Rate Loans continued
	Principal	Value
	Amount	(Note 1)
Electric Utilities – continued
Riverside Energy Center LLC:
term loan 8.4931% 6/24/11 (d)	$1,863,020	$1,918,911
Credit-Linked Deposit 8.4931% 6/24/11 (d)	87,082	88,389
		6,997,267
Energy – 2.1%
Coffeyville Resources LLC:
Credit-Linked Deposit 6.3604% 7/8/11 (d)	80,000	81,300
Tranche 2, term loan 10.8125% 7/8/13 (d)	1,330,000	1,369,900
Tranche B1, term loan 6.5658% 7/8/12 (d)	119,700	121,645
El Paso Corp.:
Credit-Linked Deposit 6.6466% 11/22/09 (d)	1,920,300	1,932,302
term loan 6.8125% 11/22/09 (d)	1,341,465	1,351,526
Kerr-McGee Corp. Tranche B, term loan 6.51%
5/24/11 (d)	3,830,400	3,830,400
Targa Resources, Inc. / Targa Resources Finance Corp.:
term loan:
6.34% 10/31/07 (d)	1,130,000	1,130,000
6.34% 10/31/12 (d)	903,226	905,484
Credit-Linked Deposit 6.4581% 10/31/12 (d)	216,774	217,316
		10,939,873
Environmental – 0.8%
Envirocare of Utah, Inc.:
Tranche 1, term loan 6.95% 4/13/10 (d)	2,208,409	2,244,296
Tranche 2, term loan 9.7% 4/13/10 (d)	1,710,000	1,765,575
		4,009,871
Homebuilding/Real Estate – 0.8%
LNR Property Corp.:
Tranche A, term loan 8.2267% 2/3/08 (d)	1,000,000	1,005,000
Tranche B, term loan:
6.7307% 2/3/08 (d)	2,008,939	2,013,961
8.9767% 2/3/08 (d)	1,000,000	1,005,000
		4,023,961
Technology – 0.6%
Fidelity National Information Solutions, Inc.:
Tranche A, term loan 5.4354% 3/9/11 (d)	1,761,150	1,756,747
Tranche B, term loan 5.6854% 3/9/13 (d)	670,700	672,377
Infor Global Solutions AG Tranche 2, term loan
10.963% 4/18/12 (d)	780,000	791,700
		3,220,824

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Floating Rate Loans continued
	Principal	Value
	Amount	(Note 1)
Telecommunications – 1.1%
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (d) .	$ 2,125,000	$ 2,119,688
Wind Telecomunicazioni Spa:
Tranche 2, term loan 10.25% 3/21/15 (d)	1,760,000	1,766,600
Tranche B, term loan 6.75% 9/21/13 (d)	760,000	754,300
Tranche C, term loan 7.25% 9/21/14 (d)	760,000	754,300
		5,394,888

TOTAL FLOATING RATE LOANS
(Cost $41,196,212)		41,447,718

Money Market Funds 3.6%
	Shares
Fidelity Cash Central Fund, 3.92% (a)
(Cost $18,478,880)	18,478,880	18,478,880

TOTAL INVESTMENT PORTFOLIO 99.1%
(Cost $503,134,417)		501,583,019

NET OTHER ASSETS – 0.9%		4,498,124
NET ASSETS 100%		$506,081,143

Legend

(a) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(b) Debt obligation initially issued in zero
coupon form which converts to coupon
form at a specified rate and date. The
rate shown is the rate at period end.

(c) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $104,227,251
or 20.6% of net assets.

(d) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(e) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $546,228 or
0.1% of net assets.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost
	4/30/03 -
Huntsman Corp.	6/17/03	$190,003

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	81.1%
Canada	5.1%
Bermuda	2.8%
Luxembourg	1.9%
United Kingdom	1.6%
Marshall Islands	1.3%
France	1.3%
Others (individually less than 1%) .	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report	26

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $503,134,417)
See accompanying schedule		$501,583,019
Cash		52,038
Receivable for investments sold		2,467,082
Receivable for fund shares sold		1,031,475
Interest receivable		8,724,531
Receivable from investment adviser for expense
reductions		9,215
Other affiliated receivables		3
Other receivables		668
Total assets		513,868,031

Liabilities
Payable for investments purchased	$5,751,180
Payable for fund shares redeemed	913,342
Distributions payable	538,544
Accrued management fee	241,528
Distribution fees payable	125,791
Other affiliated payables	115,993
Other payables and accrued expenses	100,510
Total liabilities		7,786,888

Net Assets		$506,081,143
Net Assets consist of:
Paid in capital		$498,611,928
Undistributed net investment income		1,696,257
Accumulated undistributed net realized gain (loss) on
investments		7,324,356
Net unrealized appreciation (depreciation) on
investments		(1,551,398)
Net Assets		$506,081,143

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($115,345,114 ÷ 12,603,466 shares)	$9.15
Maximum offering price per share (100/95.25 of $9.15) .	$9.61
Class T:
Net Asset Value and redemption price per share
($69,091,378 ÷ 7,557,845 shares)	$9.14
Maximum offering price per share (100/96.50 of $9.14) .	$9.47
Class B:
Net Asset Value and offering price per share
($64,804,017 ÷ 7,092,464 shares)A	$9.14
Class C:
Net Asset Value and offering price per share
($56,036,465 ÷ 6,132,467 shares)A	$9.14
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($200,804,169 ÷ 21,923,422 shares)	$9.16

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 28

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$4,505
Interest		37,255,380
Total income		37,259,885

Expenses
Management fee	$2,819,522
Transfer agent fees	1,131,390
Distribution fees	1,634,949
Accounting fees and expenses	218,232
Independent trustees’ compensation	2,316
Custodian fees and expenses	33,727
Registration fees	114,029
Audit	57,606
Legal	9,433
Miscellaneous	49,275
Total expenses before reductions	6,070,479
Expense reductions	(273,203)	5,797,276

Net investment income		31,462,609
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities		8,258,105
Change in net unrealized appreciation (depreciation) on
investment securities		(23,524,145)
Net gain (loss)		(15,266,040)
Net increase (decrease) in net assets resulting from
operations		$16,196,569

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$31,462,609	$30,710,982
Net realized gain (loss)	8,258,105	9,177,285
Change in net unrealized appreciation (depreciation) .	(23,524,145)	2,397,010
Net increase (decrease) in net assets resulting
from operations	16,196,569	42,285,277
Distributions to shareholders from net investment income .	(32,172,399)	(30,790,168)
Distributions to shareholders from net realized gain	(7,269,360)	—
Total distributions	(39,441,759)	(30,790,168)
Share transactions — net increase (decrease)	27,368,791	108,317,043
Redemption fees	91,857	32,522
Total increase (decrease) in net assets	4,215,458	119,844,674

Net Assets
Beginning of period	501,865,685	382,021,011
End of period (including undistributed net investment
income of $1,696,257 and undistributed net invest-
ment income of $2,688,894, respectively)	$506,081,143	$501,865,685

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.59	$ 9.33	$ 7.89	$ 8.75	$ 9.35
Income from Investment
Operations
Net investment incomeC	615.675		.725	.709E	.760
Net realized and unrealized
gain (loss)	(.288)	.267	1.360	(.908)E	(.602)
Total from investment operations	327.942		2.085	(.199)	.158
Distributions from net investment
income	(.629)	(.683)	(.645)	(.661)	(.758)
Distributions from net realized
gain	(.140)	—	—	—	—
Total distributions	(.769)	(.683)	(.645)	(.661)	(.758)
Redemption fees added to paid in
capitalC	002.001		—	—	—
Net asset value, end of period	$ 9.15	$ 9.59	$ 9.33	$ 7.89	$ 8.75
Total ReturnA,B	3.53%	10.50%	27.23%	(2.49)%	1.83%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.02%	1.01%	1.00%	1.02%	1.14%
Expenses net of voluntary
waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	.99%
Net investment income	6.58%	7.21%	8.26%	8.42%E	8.50%
Supplemental Data
Net assets, end of period (000
omitted)	$115,345	$94,349	$61,084	$31,456	$28,046
Portfolio turnover rate	115%	126%	129%	105%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.58	$ 9.33	$ 7.89	$ 8.74	$ 9.35
Income from Investment
Operations
Net investment incomeC	607.668		.717	.695E	.753
Net realized and unrealized
gain (loss)	(.289)	.255	1.359	(.893)E	(.613)
Total from investment operations	318.923		2.076	(.198)	.140
Distributions from net investment
income	(.620)	(.674)	(.636)	(.652)	(.750)
Distributions from net realized
gain	(.140)	—	—	—	—
Total distributions	(.760)	(.674)	(.636)	(.652)	(.750)
Redemption fees added to paid in
capitalC	002.001		—	—	—
Net asset value, end of period	$ 9.14	$ 9.58	$ 9.33	$ 7.89	$ 8.74
Total ReturnA,B	3.43%	10.29%	27.11%	(2.47)%	1.63%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.19%	1.19%	1.19%	1.24%	1.39%
Expenses net of voluntary
waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.10%	1.10%	1.10%	1.10%	1.09%
Net investment income	6.49%	7.11%	8.16%	8.32%E	8.40%
Supplemental Data
Net assets, end of period (000
omitted)	$69,091	$91,707	$81,735	$35,751	$16,814
Portfolio turnover rate	115%	126%	129%	105%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Financial Highlights Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.57	$ 9.32	$ 7.88	$ 8.74	$ 9.34
Income from Investment
Operations
Net investment incomeC	546.606		.658	.641E	.692
Net realized and unrealized
gain (loss)	(.279)	.256	1.361	(.904)E	(.601)
Total from investment operations	267.862		2.019	(.263)	.091
Distributions from net investment
income	(.559)	(.613)	(.579)	(.597)	(.691)
Distributions from net realized
gain	(.140)	—	—	—	—
Total distributions	(.699)	(.613)	(.579)	(.597)	(.691)
Redemption fees added to paid in
capitalC	002.001		—	—	—
Net asset value, end of period	$ 9.14	$ 9.57	$ 9.32	$ 7.88	$ 8.74
Total ReturnA,B	2.87%	9.58%	26.32%	(3.23)%	1.08%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.81%	1.80%	1.80%	1.83%	1.94%
Expenses net of voluntary
waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income	5.84%	6.46%	7.51%	7.67%E	7.74%
Supplemental Data
Net assets, end of period (000
omitted)	$64,804	$79,997	$70,661	$32,854	$19,694
Portfolio turnover rate	115%	126%	129%	105%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Financial Highlights Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.57	$ 9.32	$ 7.88	$ 8.74	$ 9.35
Income from Investment
Operations
Net investment incomeC	536.597		.651	.635E	.684
Net realized and unrealized
gain (loss)	(.278)	.256	1.359	(.906)E	(.612)
Total from investment operations	258.853		2.010	(.271)	.072
Distributions from net investment
income	(.550)	(.604)	(.570)	(.589)	(.682)
Distributions from net realized
gain	(.140)	—	—	—	—
Total distributions	(.690)	(.604)	(.570)	(.589)	(.682)
Redemption fees added to paid in
capitalC	002.001		—	—	—
Net asset value, end of period	$ 9.14	$ 9.57	$ 9.32	$ 7.88	$ 8.74
Total ReturnA,B	2.77%	9.47%	26.19%	(3.32)%	.86%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.87%	1.87%	1.88%	1.90%	2.03%
Expenses net of voluntary
waivers, if any	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.85%	1.85%	1.85%	1.85%	1.84%
Net investment income	5.74%	6.36%	7.41%	7.57%E	7.65%
Supplemental Data
Net assets, end of period (000
omitted)	$56,036	$64,187	$59,655	$20,719	$14,218
Portfolio turnover rate	115%	126%	129%	105%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Financial Highlights Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.60	$ 9.34	$ 7.90	$ 8.75	$ 9.35
Income from Investment
Operations
Net investment incomeB	630.690		.739	.709D	.772
Net realized and unrealized
gain (loss)	(.289)	.267	1.359	(.886)D	(.599)
Total from investment operations	341.957		2.098	(.177)	.173
Distributions from net investment
income	(.643)	(.698)	(.658)	(.673)	(.773)
Distributions from net realized
gain	(.140)	—	—	—	—
Total distributions	(.783)	(.698)	(.658)	(.673)	(.773)
Redemption fees added to paid in
capitalB	002.001		—	—	—
Net asset value, end of period	$ 9.16	$ 9.60	$ 9.34	$ 7.90	$ 8.75
Total ReturnA	3.68%	10.66%	27.38%	(2.23)%	2.00%
Ratios to Average Net AssetsC
Expenses before expense
reductions	91%	.90%	.96%	.96%	1.04%
Expenses net of voluntary
waivers, if any	85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	85%	.85%	.85%	.85%	.84%
Net investment income	6.73%	7.36%	8.41%	8.57%D	8.65%
Supplemental Data
Net assets, end of period (000
omitted)	$200,804	$171,625	$108,885	$48,379	$11,381
Portfolio turnover rate	115%	126%	129%	105%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
D Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ

Annual Report

36

1. Significant Accounting Policies continued

Security Valuation continued from published prices for the same securities. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to prior period premium and discount on debt securities, market discount and losses deferred due to wash sales.

37 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$8,293,628
Unrealized depreciation	(9,895,178)
Net unrealized appreciation (depreciation)	(1,601,550)
Undistributed ordinary income	1,657,105
Undistributed long term capital gain	5,898,542

Cost for federal income tax purposes	$503,184,569

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$32,172,399	$30,790,168
Long term Capital Gains	7,269,360	—
Total	$39,441,759	$30,790,168

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

38

2. Operating Policies continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contrac tually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $552,705,583 and $538,649,464, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged 0.12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

39 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$158,174	$—
Class T	0%	.25%	214,143	1,194
Class B	65%	.25%	654,253	472,767
Class C	75%	.25%	608,379	122,799
			$1,634,949	$596,760

Sales Load. FDC receives a front end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$44,266
Class T	16,890
Class B*	188,510
Class C*	7,118
$256,784

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

40

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$207,280.20
Class T	229,496.27
Class B	169,913.23
Class C	119,856.20
Institutional Class	404,845.24
	$1,131,390

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM) an affiliate of FMR.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $620,822 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $321 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

41 Annual Report

Notes to Financial Statements continued
6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.00%	$18,490
Class T	1.10%	78,716
Class B	1.75%	41,832
Class C	1.85%	12,623
Institutional Class	85%	106,092
		$257,753

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,945 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $12,505, respectively.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,		2005	2004
From net investment income
Class A		$7,048,649	$5,663,641
Class T		5,708,722	6,014,640
Class B		4,364,924	4,921,925
Class C		3,597,117	3,962,307
Institutional Class		11,452,987	10,227,655
Total		$32,172,399	$30,790,168

Annual Report	42

8. Distributions to Shareholders - continued
Years ended October 31,			2005	2004
From net realized gain
Class A			$1,410,913 $	—
Class T			1,360,690	—
Class B			1,136,583	—
Class C			958,694	—
Institutional Class			2,402,480	—
Total			$7,269,360 $	—

9. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	4,966,212	5,417,201	$ 46,487,910	$ 51,022,256
Reinvestment of distributions .	720,034	486,820	6,751,707	4,582,849
Shares redeemed	(2,923,855)	(2,607,162)	(27,342,681)	(24,494,194)
Net increase (decrease)	2,762,391	3,296,859	$ 25,896,936	$ 31,110,911
Class T
Shares sold	2,067,254	4,611,164	$ 19,403,111	$ 43,541,073
Reinvestment of distributions .	624,783	525,473	5,866,634	4,943,576
Shares redeemed	(4,708,927)	(4,324,548)	(43,555,089)	(40,418,876)
Net increase (decrease)	(2,016,890)	812,089	$(18,285,344)	$ 8,065,773
Class B
Shares sold	1,331,209	2,799,122	$ 12,468,265	$ 26,296,874
Reinvestment of distributions .	340,199	296,344	3,193,695	2,786,337
Shares redeemed	(2,934,943)	(2,317,900)	(27,417,149)	(21,681,224)
Net increase (decrease)	(1,263,535)	777,566	$(11,755,189)	$ 7,401,987
Class C
Shares sold	1,658,567	2,817,895	$ 15,617,314	$ 26,513,128
Reinvestment of distributions .	300,508	256,308	2,822,276	2,410,928
Shares redeemed	(2,530,665)	(2,767,614)	(23,608,784)	(25,939,067)
Net increase (decrease)	(571,590)	306,589	$ (5,169,194)	$ 2,984,989
Institutional Class
Shares sold	11,245,915	8,400,882	$104,913,829	$ 79,116,765
Reinvestment of distributions .	1,307,790	879,823	12,272,408	8,286,911
Shares redeemed	(8,516,753)	(3,048,025)	(80,504,655)	(28,650,293)
Net increase (decrease)	4,036,952	6,232,680	$ 36,681,582	$ 58,753,383

43 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial state ments and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial high lights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2005

Annual Report

44

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor High Income. He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addi tion, he serves on the Boards of Boston Ballet (2003 present) and Sim mons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

46

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Aca demy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

48

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

50

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor High Income. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Dono van also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Matthew J. Conti (39)

Year of Election or Appointment: 2001

Vice President of Advisor High Income. Mr. Conti is also Vice President of other funds advised by FMR. Prior to assuming his current responsibi lities, Mr. Conti managed a variety of Fidelity funds. Mr. Conti also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (56)

Year of Election or Appointment: 1999

Secretary of Advisor High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor High Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor High Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Annual Report

52

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor High Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor High Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment:2005

Deputy Treasurer of Advisor High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

53 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1999

Assistant Treasurer of Advisor High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

54

Distributions

The Board of Trustees of Advisor High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Class A	12/12/05	12/09/05	$0.135
Class T	12/12/05	12/09/05	$0.135
Class B	12/12/05	12/09/05	$0.135
Class C	12/12/05	12/09/05	$0.135

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $6,247,889, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $6,920,012, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts pre viously designated as capital gain dividends with respect to such year.

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

55 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000

PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000

Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes
Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000
Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000
Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000
Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000
William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000
Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000
Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000
William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Annual Report 56

	# of	% of
	Votes	Votes

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

58

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

60

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 27% would mean that 73% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the ser vices that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total

Annual Report

62

expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, and Class B ranked below its competitive median for 2004, and the total expenses of each of Class C and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s

63 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional

Annual Report

64

detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

65 Annual Report

Annual Report

66

67 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

AHI-UANN-1205 1.784748.102

Fidelity® Advisor High Income Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	26	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	35	Notes to the financial statements.
Report of Independent	43
Registered Public
Accounting Firm
Trustees and Officers	44
Distributions	54
Proxy Voting Results	55
Board Approval of	57
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general informa tion of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to op erate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guaran tee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	3.68%	7.82%	6.80%

A From September 7, 1999.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Fund Institutional Class on September 7, 1999, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of Fidelity® Advisor High Income Fund

The high yield bond market rose 3.92% for the year ending October 31, 2005, according to the Merrill Lynch® U.S High Yield Master II Index. Performance was bolstered by strong demand, a steady economy, a decline in distressed credits, and an uptick in merger and acquisition activity. After a good start through the first four months of the period, high yield slipped nearly 4.00% in March and April, largely because investors were concerned that the Federal Reserve Board would be forced to tighten monetary policy more aggressively, and because of the potential negative impact of higher energy costs. But high yield debt rebounded strongly between May and August, as interest rates still remained low, investor demand was rekindled and General Motors’ debt smoothly transitioned into the high yield market. However, the market stumbled again in September and October due to the negative impact of Hurricane Katrina, the bankruptcy filings of airlines Northwest and Delta, heightened inflation concerns, and weak demand in the face of heavy new issuance.

For the 12 months ending October 31, 2005, the fund’s Institutional Class shares returned 3.68%, performing roughly in line with the Merrill Lynch index and outperforming the 3.25% return of the LipperSM High Current Yield Funds Average. The fund’s performance relative to the index was hurt by underweighting the automotive sector, particularly major index component General Motors Acceptance Corporation, the financing arm of auto manufacturer General Motors. Security selection in telecommunications also detracted from performance. The fund was helped by an underweighting and security selection in the paper industry, and by security selection in containers. Avoiding most of the retail industry also contributed to the fund’s relative performance. Among airlines, results were mixed. Investments in Delta and Northwest declined as these companies headed toward bank ruptcy, but AMR, the holding company for American Airlines, was the fund’s top performer both on an absolute and relative basis. Other contributors included chemical company Huntsman and financial services systems provider SunGard Data Systems. Kitchen and bath product manufacturer Maax dampened returns in building materials and was among the other main detractors from the fund’s performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,042.20	$5.15
HypotheticalA	$1,000.00	$1,020.16	$5.09
Class T
Actual	$1,000.00	$1,040.60	$5.66
HypotheticalA	$1,000.00	$1,019.66	$5.60
Class B
Actual	$1,000.00	$1,038.40	$8.99
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class C
Actual	$1,000.00	$1,037.90	$9.50
HypotheticalA	$1,000.00	$1,015.88	$9.40
Institutional Class
Actual	$1,000.00	$1,043.00	$4.38
HypotheticalA	$1,000.00	$1,020.92	$4.33

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.00%
Class T	1.10%
Class B	1.75%
Class C	1.85%
Institutional Class	85%

Annual Report

8

Investment Changes

Top Five Holdings as of October 31, 2005
(by issuer, excluding cash equivalents)	% of fund’s	% of fund’s net assets
	net assets	6 months ago
EchoStar DBS Corp.	1.7	1.5
MGM MIRAGE	1.6	1.3
The Coastal Corp.	1.5	1.7
GSC Hldgs Corp./Gamestop, Inc.	1.5	0.0
Qwest Corp.	1.4	1.3
	7.7
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Energy	10.1	7.2
Telecommunications	9.1	9.8
Technology	8.7	6.0
Gaming	7.5	4.7
Electric Utilities	6.9	6.6

We have used ratings from Moody’s Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P ratings.

9 Annual Report

Investments continued

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Nonconvertible Bonds 87.0%
	Principal	Value
	Amount	(Note 1)
Aerospace – 1.6%
L 3 Communications Corp.:
5.875% 1/15/15	$ 955,000	$907,250
6.375% 10/15/15 (c)	1,650,000	1,629,375
7.625% 6/15/12	1,975,000	2,063,875
Orbital Sciences Corp. 9% 7/15/11	2,330,000	2,510,575
Primus International, Inc. 10.5% 4/15/09 (c)	1,135,000	1,203,100
		8,314,175
Air Transportation – 0.2%
American Airlines, Inc. pass thru trust certificates
6.817% 5/23/11	850,000	769,250
Automotive 1.4%
Delco Remy International, Inc. 9.375% 4/15/12	510,000	219,300
Ford Motor Credit Co.:
6.625% 6/16/08	1,375,000	1,318,562
7.26% 11/2/07 (d)	1,670,000	1,659,551
General Motors Acceptance Corp. 6.875% 9/15/11	245,000	237,557
Goodyear Tire & Rubber Co. 9% 7/1/15 (c)	2,030,000	1,948,800
Navistar International Corp.:
6.25% 3/1/12	1,110,000	996,225
7.5% 6/15/11	790,000	742,600
		7,122,595
Banks and Thrifts – 0.7%
Western Financial Bank 9.625% 5/15/12	3,065,000	3,501,763
Building Materials – 1.4%
Anixter International, Inc. 5.95% 3/1/15	1,020,000	918,000
Goodman Global Holdings, Inc.:
6.41% 6/15/12 (c)(d)	1,370,000	1,349,450
7.875% 12/15/12 (c)	880,000	831,600
Maax Holdings, Inc. 0% 12/15/12 (b)	2,795,000	1,145,950
Nortek, Inc. 8.5% 9/1/14	1,370,000	1,308,350
NTK Holdings, Inc. 0% 3/1/14 (b)	1,245,000	747,000
Ply Gem Industries, Inc. 9% 2/15/12	770,000	627,550
		6,927,900
Cable TV 3.9%
Cablevision Systems Corp. 8.7163% 4/1/09 (d)	2,325,000	2,377,313
CSC Holdings, Inc.:
6.75% 4/15/12 (c)	985,000	943,138
7.875% 2/15/18	950,000	909,625
EchoStar DBS Corp. 5.75% 10/1/08	8,845,000	8,657,019
GCI, Inc. 7.25% 2/15/14	1,040,000	1,003,600

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Cable TV – continued
iesy Repository GmbH 10.375% 2/15/15 (c)	$1,100,000	$1,138,500
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	1,105,000	1,160,250
Kabel Deutschland GmbH 10.625% 7/1/14 (c)	810,000	866,700
Telenet Group Holding NV 0% 6/15/14 (b)(c)	1,430,000	1,129,700
Videotron Ltee 6.375% 12/15/15 (c)	1,310,000	1,296,900
		19,482,745
Capital Goods 2.6%
Amsted Industries, Inc. 10.25% 10/15/11 (c)	1,785,000	1,936,725
Chart Industries, Inc. 9.125% 10/15/15 (c)	480,000	476,400
Dresser, Inc. 9.375% 4/15/11	1,605,000	1,657,163
Invensys PLC 9.875% 3/15/11 (c)	5,245,000	5,008,975
Leucadia National Corp. 7% 8/15/13	2,095,000	2,105,475
Park-Ohio Industries, Inc. 8.375% 11/15/14	1,295,000	1,113,700
Sensus Metering Systems, Inc. 8.625% 12/15/13	985,000	896,350
		13,194,788
Chemicals – 4.0%
Borden US Finance Corp./Nova Scotia Finance ULC
8.9% 7/15/10 (c)(d)	1,315,000	1,275,550
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp.:
Series A, 0% 10/1/14 (b)	890,000	627,450
Series B, 0% 10/1/14 (b)	620,000	430,900
Equistar Chemicals LP 7.55% 2/15/26	1,380,000	1,290,300
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	1,490,000	1,568,225
10.125% 9/1/08	565,000	610,200
Huntsman LLC 11.4% 7/15/11 (d)	1,450,000	1,537,000
Millennium America, Inc.:
7.625% 11/15/26	185,000	172,050
9.25% 6/15/08	3,835,000	4,113,038
Nalco Co. 7.75% 11/15/11	1,115,000	1,137,300
Nell AF Sarl 8.375% 8/15/15 (c)	2,810,000	2,718,675
NOVA Chemicals Corp.:
7.4% 4/1/09	1,885,000	1,908,563
7.5469% 11/15/13 (c)(d)	1,090,000	1,102,263
Rhodia SA:
8.875% 6/1/11	480,000	451,200
10.25% 6/1/10	1,115,000	1,187,475
		20,130,189
Consumer Products – 1.2%
IKON Office Solutions, Inc. 7.75% 9/15/15 (c)	3,730,000	3,543,500
Jostens Holding Corp. 0% 12/1/13 (b)	680,000	493,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Consumer Products – continued
Jostens IH Corp. 7.625% 10/1/12	$550,000	$547,250
Samsonite Corp. 8.875% 6/1/11	775,000	798,250
Spectrum Brands, Inc. 7.375% 2/1/15	1,005,000	864,300
		6,246,300
Containers – 2.7%
Berry Plastics Corp. 10.75% 7/15/12	1,050,000	1,081,500
BWAY Corp. 10% 10/15/10	2,610,000	2,688,300
Crown European Holdings SA:
9.5% 3/1/11	695,000	764,500
10.875% 3/1/13	3,510,000	4,133,025
Owens-Brockway Glass Container, Inc. 8.25% 5/15/13	1,455,000	1,484,100
Owens-Illinois, Inc.:
7.35% 5/15/08	1,240,000	1,240,000
7.5% 5/15/10	2,090,000	2,063,875
		13,455,300
Diversified Financial Services – 0.4%
E*TRADE Financial Corp.:
7.375% 9/15/13 (c)	520,000	512,200
8% 6/15/11	280,000	284,200
8% 6/15/11 (c)	1,090,000	1,111,800
Triad Acquisition Corp. 11.125% 5/1/13 (c)	295,000	292,050
		2,200,250
Diversified Media – 1.2%
Corus Entertainment, Inc. 8.75% 3/1/12	1,600,000	1,704,000
LBI Media Holdings, Inc. 0% 10/15/13 (b)	1,240,000	899,000
LBI Media, Inc. 10.125% 7/15/12	1,020,000	1,083,750
Liberty Media Corp.:
8.25% 2/1/30	1,970,000	1,847,726
8.5% 7/15/29	745,000	710,326
		6,244,802
Electric Utilities – 5.5%
AES Corp.:
8.875% 2/15/11	2,689,000	2,873,869
9.375% 9/15/10	2,095,000	2,273,075
9.5% 6/1/09	2,045,000	2,198,375
AES Gener SA 7.5% 3/25/14	3,195,000	3,195,000
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (c)	245,000	272,563
Aquila, Inc. 14.875% 7/1/12	435,000	582,900
CMS Energy Corp.:
6.3% 2/1/12	1,210,000	1,200,925

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Electric Utilities – continued
CMS Energy Corp.: – continued
7.5% 1/15/09	$1,255,000	$1,298,925
8.9% 7/15/08	1,220,000	1,308,450
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc.
7.375% 9/1/10	1,320,000	1,366,200
MSW Energy Holdings LLC/MSW Energy Finance Co.,
Inc. 8.5% 9/1/10	315,000	335,475
NRG Energy, Inc. 8% 12/15/13	2,657,000	2,882,845
Sierra Pacific Resources:
6.75% 8/15/17 (c)	670,000	664,975
8.625% 3/15/14	460,000	502,550
TECO Energy, Inc. 5.6931% 5/1/10 (d)	1,130,000	1,141,300
Tenaska Alabama Partners LP 7% 6/30/21 (c)	1,938,470	1,967,547
TXU Corp. 6.5% 11/15/24	1,635,000	1,479,675
Utilicorp Canada Finance Corp. 7.75% 6/15/11	1,745,000	1,784,263
Utilicorp United, Inc. 9.95% 2/1/11 (d)	345,000	379,500
		27,708,412
Energy – 8.0%
Chesapeake Energy Corp.:
6.5% 8/15/17 (c)	2,000,000	1,970,000
6.875% 1/15/16	1,390,000	1,396,950
7.75% 1/15/15	1,700,000	1,797,750
Hanover Compressor Co.:
0% 3/31/07	1,685,000	1,499,650
8.625% 12/15/10	630,000	664,650
9% 6/1/14	945,000	1,027,688
Hanover Equipment Trust 8.75% 9/1/11	245,000	258,475
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (c)	1,210,000	1,228,150
10.5% 9/1/10 (c)	560,000	627,200
Markwest Energy Partners LP/ Markwest Energy Finance
Corp. 6.875% 11/1/14 (c)	1,054,000	1,009,205
Newfield Exploration Co.:
6.625% 9/1/14	1,290,000	1,315,800
8.375% 8/15/12	260,000	278,850
Pacific Energy Partners LP/Pacific Energy Finance Corp.
6.25% 9/15/15 (c)	1,140,000	1,131,450
Parker Drilling Co.:
8.62% 9/1/10 (d)	2,500,000	2,581,250
9.625% 10/1/13	420,000	472,500
9.625% 10/1/13 (c)	740,000	828,800
Pogo Producing Co. 6.875% 10/1/17 (c)	1,930,000	1,910,700

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Energy – continued
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	$1,270,000	$1,263,650
7.375% 7/15/13	2,250,000	2,340,000
Sonat, Inc. 7.625% 7/15/11	1,920,000	1,924,800
Stone Energy Corp. 6.75% 12/15/14	2,160,000	2,019,600
Targa Resources, Inc. / Targa Resources Finance Corp.
8.5% 11/1/13 (c)	900,000	913,500
The Coastal Corp.:
6.375% 2/1/09	3,120,000	3,026,400
6.5% 6/1/08	735,000	721,219
7.75% 6/15/10	3,030,000	3,060,300
9.625% 5/15/12	785,000	863,500
Williams Companies, Inc. 6.375% 10/1/10 (c)	4,310,000	4,266,900
		40,398,937
Environmental – 0.9%
Allied Waste North America, Inc.:
5.75% 2/15/11	1,860,000	1,734,450
8.5% 12/1/08	2,250,000	2,337,188
8.875% 4/1/08	535,000	556,400
Browning-Ferris Industries, Inc. 6.375% 1/15/08	25,000	24,500
		4,652,538
Food and Drug Retail – 0.4%
Stater Brothers Holdings, Inc.:
7.37% 6/15/10 (d)	985,000	967,763
8.125% 6/15/12	1,035,000	1,011,713
		1,979,476
Food/Beverage/Tobacco – 1.9%
National Beef Packing Co. LLC/National Beef Finance
Corp. 10.5% 8/1/11	800,000	820,000
RJ Reynolds Tobacco Holdings, Inc.:
6.5% 7/15/10 (c)	1,945,000	1,925,550
7.3% 7/15/15 (c)	1,650,000	1,683,000
Smithfield Foods, Inc.:
7% 8/1/11	1,130,000	1,146,950
7.75% 5/15/13	1,196,000	1,252,810
UAP Holding Corp. 0% 7/15/12 (b)	1,815,000	1,569,975
United Agriculture Products, Inc. 8.25% 12/15/11	1,006,000	1,056,300
		9,454,585

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Gaming – 7.5%
Chukchansi Economic Development Authority:
7.9662% 11/15/12 (c)(d)	$360,000	$363,150
8% 11/15/13 (c)	600,000	604,500
Kerzner International Ltd. 6.75% 10/1/15 (c)	2,975,000	2,833,688
Mandalay Resort Group:
6.5% 7/31/09	1,430,000	1,430,000
9.375% 2/15/10	2,365,000	2,568,981
10.25% 8/1/07	820,000	874,325
MGM MIRAGE:
6% 10/1/09	4,270,000	4,195,275
6.625% 7/15/15 (c)	1,070,000	1,033,888
6.75% 9/1/12	2,935,000	2,912,988
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	640,000	619,200
6.375% 7/15/09	3,550,000	3,550,000
7.125% 8/15/14	645,000	661,125
8% 4/1/12	365,000	381,425
MTR Gaming Group, Inc. 9.75% 4/1/10	1,975,000	2,073,750
Scientific Games Corp. 6.25% 12/15/12	925,000	922,688
Seneca Gaming Corp.:
7.25% 5/1/12 (Reg. S) (c)	1,450,000	1,480,813
7.25% 5/1/12	2,135,000	2,180,369
Station Casinos, Inc.:
6.875% 3/1/16	1,955,000	1,974,550
6.875% 3/1/16 (c)	660,000	666,600
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (b)(c)	590,000	418,900
9% 1/15/12 (c)	1,380,000	1,442,100
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,630,000	2,754,925
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
6.625% 12/1/14	2,175,000	2,068,969
		38,012,209
Healthcare 3.7%
CDRV Investors, Inc. 0% 1/1/15 (b)	4,390,000	2,436,450
Concentra Operating Corp.:
9.125% 6/1/12	1,415,000	1,457,450
9.5% 8/15/10	450,000	463,500
DaVita, Inc. 6.625% 3/15/13	1,805,000	1,814,025
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%
6/15/14	740,000	756,650
See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Healthcare continued
Mylan Laboratories, Inc.:
5.75% 8/15/10 (c)	$1,620,000	$1,601,775
6.375% 8/15/15 (c)	770,000	760,375
Omega Healthcare Investors, Inc. 7% 4/1/14	1,860,000	1,869,300
PerkinElmer, Inc. 8.875% 1/15/13	2,255,000	2,519,963
Psychiatric Solutions, Inc. 7.75% 7/15/15	325,000	332,313
ResCare, Inc. 7.75% 10/15/13 (c)	1,090,000	1,092,725
Senior Housing Properties Trust 8.625% 1/15/12	2,850,000	3,135,000
Service Corp. International (SCI) 7% 6/15/17 (c)	710,000	702,900
		18,942,426
Homebuilding/Real Estate – 3.2%
American Real Estate Partners/American Real Estate
Finance Corp.:
7.125% 2/15/13 (c)	1,215,000	1,175,513
8.125% 6/1/12	3,495,000	3,564,900
K. Hovnanian Enterprises, Inc.:
6% 1/15/10	380,000	357,200
8.875% 4/1/12	1,110,000	1,146,075
KB Home 7.75% 2/1/10	3,000,000	3,060,000
Standard Pacific Corp.:
5.125% 4/1/09	2,145,000	1,994,850
6.875% 5/15/11	1,320,000	1,250,700
Technical Olympic USA, Inc.:
7.5% 1/15/15	530,000	437,250
10.375% 7/1/12	255,000	252,450
WCI Communities, Inc.:
6.625% 3/15/15	1,450,000	1,254,250
7.875% 10/1/13	1,025,000	976,313
10.625% 2/15/11	790,000	837,400
		16,306,901
Hotels 0.9%
Grupo Posadas SA de CV 8.75% 10/4/11 (c)	1,945,000	2,051,975
Host Marriott LP 7.125% 11/1/13	1,775,000	1,794,969
ITT Corp. 7.375% 11/15/15	725,000	769,406
		4,616,350
Insurance – 1.1%
Crum & Forster Holdings Corp. 10.375% 6/15/13	3,015,000	3,143,138
Fairfax Financial Holdings Ltd. 7.75% 4/26/12	2,545,000	2,341,400
		5,484,538

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Leisure – 2.0%
Equinox Holdings Ltd. 9% 12/15/09	$1,340,000	$1,373,500
Town Sports International Holdings, Inc. 0% 2/1/14 (b) .	1,115,000	741,475
Town Sports International, Inc. 9.625% 4/15/11	2,740,000	2,822,200
Universal City Development Partners Ltd./UCDP Finance,
Inc. 11.75% 4/1/10	3,005,000	3,369,356
Universal City Florida Holding Co. I/II 8.4431%
5/1/10 (d)	2,015,000	2,055,300
		10,361,831
Metals/Mining – 1.7%
Arch Western Finance LLC 6.75% 7/1/13	1,560,000	1,575,600
Century Aluminum Co. 7.5% 8/15/14	480,000	470,400
Compass Minerals International, Inc.:
0% 12/15/12 (b)	1,135,000	1,012,988
0% 6/1/13 (b)	1,780,000	1,513,000
Southern Peru Copper Corp. 6.375% 7/27/15 (c)	2,095,000	2,048,217
Vedanta Resources PLC 6.625% 2/22/10 (c)	1,965,000	1,901,138
		8,521,343
Paper 1.5%
Catalyst Paper Corp. 8.625% 6/15/11	1,530,000	1,514,700
Georgia-Pacific Corp.:
8% 1/15/14	1,985,000	2,133,875
8% 1/15/24	700,000	745,500
8.125% 5/15/11	1,260,000	1,367,100
8.875% 2/1/10	895,000	986,738
9.375% 2/1/13	600,000	663,000
		7,410,913
Publishing/Printing – 1.5%
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10	785,000	818,363
9.875% 8/15/13	510,000	562,275
Houghton Mifflin Co.:
7.2% 3/15/11	170,000	175,950
9.875% 2/1/13	1,600,000	1,696,000
R.H. Donnelley Finance Corp. I 10.875% 12/15/12	680,000	766,700
The Reader’s Digest Association, Inc. 6.5% 3/1/11	3,715,000	3,696,425
		7,715,713
Railroad 0.3%
Kansas City Southern Railway Co. 7.5% 6/15/09	1,380,000	1,424,850
Restaurants 1.1%
Carrols Corp. 9% 1/15/13 (c)	1,905,000	1,876,425

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Restaurants – continued
Friendly Ice Cream Corp. 8.375% 6/15/12	$1,735,000	$1,587,525
Landry’s Seafood Restaurants, Inc. 7.5% 12/15/14	2,030,000	1,867,600
		5,331,550
Services – 2.0%
Ashtead Holdings PLC 8.625% 8/1/15 (c)	820,000	844,600
Corrections Corp. of America:
6.25% 3/15/13	390,000	384,638
7.5% 5/1/11	680,000	704,990
FTI Consulting, Inc. 7.625% 6/15/13 (c)	1,420,000	1,451,950
Iron Mountain, Inc.:
7.75% 1/15/15	1,395,000	1,395,000
8.25% 7/1/11	800,000	804,000
8.625% 4/1/13	1,375,000	1,423,125
Rural/Metro Corp.:
0% 3/15/16 (b)(c)	1,305,000	769,950
9.875% 3/15/15 (c)	285,000	289,275
United Rentals North America, Inc. 7% 2/15/14	2,240,000	2,055,200
		10,122,728
Shipping – 2.3%
General Maritime Corp. 10% 3/15/13	1,855,000	2,049,775
OMI Corp. 7.625% 12/1/13	3,310,000	3,401,025
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	95,000	93,100
8.25% 3/15/13	420,000	448,350
Ship Finance International Ltd. 8.5% 12/15/13	4,555,000	4,418,350
Teekay Shipping Corp. 8.875% 7/15/11	1,245,000	1,409,963
		11,820,563
Steels – 1.0%
Allegheny Technologies, Inc. 8.375% 12/15/11	1,495,000	1,592,175
CSN Islands VII Corp. 10.75% 9/12/08 (c)	1,110,000	1,237,650
Gerdau AmeriSteel Corp./GUSAP Partners 10.375%
7/15/11	1,945,000	2,129,775
		4,959,600
Super Retail – 2.6%
Asbury Automotive Group, Inc. 9% 6/15/12	245,000	242,550
Buhrmann US, Inc. 7.875% 3/1/15	1,840,000	1,807,800
GSC Holdings Corp./Gamestop, Inc.:
7.875% 10/1/11 (c)(d)	3,300,000	3,320,625
8% 10/1/12 (c)	4,380,000	4,221,225
NBC Acquisition Corp. 0% 3/15/13 (b)	1,980,000	1,485,000

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Super Retail – continued
Nebraska Book Co., Inc. 8.625% 3/15/12	$1,180,000	$1,103,300
Sonic Automotive, Inc. 8.625% 8/15/13	1,140,000	1,083,000
		13,263,500
Technology – 8.1%
Activant Solutions, Inc. 10.0544% 4/1/10 (c)(d)	5,240,000	5,357,900
Advanced Micro Devices, Inc. 7.75% 11/1/12	1,880,000	1,884,700
Celestica, Inc.:
7.625% 7/1/13	2,100,000	2,042,250
7.875% 7/1/11	3,305,000	3,280,213
Flextronics International Ltd. 6.25% 11/15/14	360,000	348,300
Freescale Semiconductor, Inc.:
6.875% 7/15/11	3,725,000	3,846,063
7.125% 7/15/14	1,430,000	1,497,925
Lucent Technologies, Inc.:
6.45% 3/15/29	1,640,000	1,404,250
6.5% 1/15/28	525,000	446,250
MagnaChip Semiconductor SA/MagnaChip
Semiconductor Finance Co. 7.12% 12/15/11 (d)	1,970,000	1,940,450
New ASAT Finance Ltd. 9.25% 2/1/11	990,000	693,000
Sanmina SCI Corp.:
6.75% 3/1/13	1,805,000	1,692,188
10.375% 1/15/10	1,080,000	1,177,200
STATS ChipPAC Ltd. 7.5% 7/19/10	2,555,000	2,561,388
SunGard Data Systems, Inc.:
8.5248% 8/15/13 (c)(d)	1,220,000	1,250,500
9.125% 8/15/13 (c)	2,870,000	2,941,750
Unisys Corp. 8% 10/15/12	1,710,000	1,496,250
Xerox Capital Trust I 8% 2/1/27	2,650,000	2,729,500
Xerox Corp.:
6.875% 8/15/11	1,190,000	1,228,675
7.125% 6/15/10	545,000	568,163
7.625% 6/15/13	1,115,000	1,181,900
9.75% 1/15/09	1,150,000	1,283,688
		40,852,503
Telecommunications – 8.0%
American Tower Corp. 7.125% 10/15/12	515,000	533,025
American Towers, Inc. 7.25% 12/1/11	355,000	371,863
Digicel Ltd. 9.25% 9/1/12 (c)	2,720,000	2,808,400
Innova S. de R.L. 9.375% 9/19/13	1,340,000	1,479,025
Intelsat Ltd.:
5.25% 11/1/08	2,105,000	1,915,550

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)
Telecommunications – continued
Intelsat Ltd.: – continued
6.5% 11/1/13	$3,315,000	$ 2,444,813
7.625% 4/15/12	1,600,000	1,272,000
8.695% 1/15/12 (c)(d)	1,265,000	1,288,719
MCI, Inc. 8.735% 5/1/14 (d)	1,760,000	1,953,600
Millicom International Cellular SA 10% 12/1/13	3,188,000	3,275,670
Mobile Telesystems Finance SA 8% 1/28/12 (c)	1,376,000	1,417,280
New Skies Satellites BV:
8.5388% 11/1/11 (d)	1,830,000	1,875,750
9.125% 11/1/12	1,625,000	1,649,375
PanAmSat Corp. 9% 8/15/14	1,919,000	2,024,545
PanAmSat Holding Corp. 0% 11/1/14 (b)	530,000	365,700
Qwest Corp.:
7.12% 6/15/13 (c)(d)	3,080,000	3,249,400
8.875% 3/15/12	1,910,000	2,096,225
Qwest Services Corp. 14% 12/15/14	290,000	350,900
Rogers Communications, Inc.:
7.25% 12/15/12	900,000	945,000
8% 12/15/12	630,000	663,075
9.625% 5/1/11	2,135,000	2,455,250
SBA Communications Corp. 8.5% 12/1/12	1,520,000	1,660,600
Time Warner Telecom, Inc. 10.125% 2/1/11	965,000	984,300
U.S. West Capital Funding, Inc. 6.375% 7/15/08	1,475,000	1,434,438
U.S. West Communications:
6.875% 9/15/33	1,165,000	1,033,938
7.5% 6/15/23	1,230,000	1,150,050
		40,698,491
Textiles & Apparel – 0.5%
Levi Strauss & Co.:
8.8044% 4/1/12 (d)	1,010,000	1,002,425
12.25% 12/15/12	465,000	509,175
Tommy Hilfiger USA, Inc. 6.85% 6/1/08	965,000	960,175
		2,471,775

TOTAL NONCONVERTIBLE BONDS
(Cost $442,262,558)		440,101,789

Commercial Mortgage Securities 0.2%

Banc of America Commercial Mortgage, Inc. Series
2003-2:
Class BWD, 6.947% 10/11/37 (c)	113,738	113,832

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Banc of America Commercial Mortgage, Inc. Series
2003-2: – continued
Class BWE, 7.226% 10/11/37 (c)	$158,244	$ 158,283
Class BWF, 7.55% 10/11/37 (c)	137,474	137,771
Class BWG, 8.155% 10/11/37 (c)	133,518	132,587
Class BWH, 9.073% 10/11/37 (c)	98,903	99,821
Class BWJ, 9.99% 10/11/37 (c)	113,738	114,540
Class BWK, 10.676% 10/11/37 (c)	98,903	100,173
Class BWL, 10.1596% 10/11/37 (c)	161,211	151,397
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $972,858)		1,008,404

Common Stocks 0.1%
	Shares
Chemicals – 0.1%
Huntsman Corp. (e)
(Cost $223,909)	30,529	546,228

Floating Rate Loans 8.2%
	Principal
	Amount
Air Transportation – 0.4%
US Airways Group, Inc.:
Tranche 1A, term loan 10.0256% 9/30/10 (d)	$1,377,539	1,391,314
Tranche 2B, term loan 12.4256% 9/30/08 (d)	547,348	561,032
		1,952,346
Building Materials – 0.5%
Masonite International Corp. term loan 9.3838%
4/6/15 (d)	2,410,000	2,406,988
Cable TV 0.5%
UPC Broadband Holding BV Tranche H2, term loan
6.5544% 9/30/12 (d)	2,480,000	2,501,700
Electric Utilities – 1.4%
Covanta Energy Corp.:
Tranche 1:
Credit-Linked Deposit 6.8628% 6/24/12 (d)	1,332,358	1,345,681
term loan 6.9606% 6/24/12 (d)	1,074,948	1,085,698
Tranche 2, term loan 9.5153% 6/24/13 (d)	2,565,000	2,558,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Floating Rate Loans continued
	Principal	Value
	Amount	(Note 1)
Electric Utilities – continued
Riverside Energy Center LLC:
term loan 8.4931% 6/24/11 (d)	$1,863,020	$1,918,911
Credit-Linked Deposit 8.4931% 6/24/11 (d)	87,082	88,389
		6,997,267
Energy – 2.1%
Coffeyville Resources LLC:
Credit-Linked Deposit 6.3604% 7/8/11 (d)	80,000	81,300
Tranche 2, term loan 10.8125% 7/8/13 (d)	1,330,000	1,369,900
Tranche B1, term loan 6.5658% 7/8/12 (d)	119,700	121,645
El Paso Corp.:
Credit-Linked Deposit 6.6466% 11/22/09 (d)	1,920,300	1,932,302
term loan 6.8125% 11/22/09 (d)	1,341,465	1,351,526
Kerr-McGee Corp. Tranche B, term loan 6.51%
5/24/11 (d)	3,830,400	3,830,400
Targa Resources, Inc. / Targa Resources Finance Corp.:
term loan:
6.34% 10/31/07 (d)	1,130,000	1,130,000
6.34% 10/31/12 (d)	903,226	905,484
Credit-Linked Deposit 6.4581% 10/31/12 (d)	216,774	217,316
		10,939,873
Environmental – 0.8%
Envirocare of Utah, Inc.:
Tranche 1, term loan 6.95% 4/13/10 (d)	2,208,409	2,244,296
Tranche 2, term loan 9.7% 4/13/10 (d)	1,710,000	1,765,575
		4,009,871
Homebuilding/Real Estate – 0.8%
LNR Property Corp.:
Tranche A, term loan 8.2267% 2/3/08 (d)	1,000,000	1,005,000
Tranche B, term loan:
6.7307% 2/3/08 (d)	2,008,939	2,013,961
8.9767% 2/3/08 (d)	1,000,000	1,005,000
		4,023,961
Technology – 0.6%
Fidelity National Information Solutions, Inc.:
Tranche A, term loan 5.4354% 3/9/11 (d)	1,761,150	1,756,747
Tranche B, term loan 5.6854% 3/9/13 (d)	670,700	672,377
Infor Global Solutions AG Tranche 2, term loan
10.963% 4/18/12 (d)	780,000	791,700
		3,220,824

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Floating Rate Loans continued
	Principal	Value
	Amount	(Note 1)
Telecommunications – 1.1%
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (d) .	$ 2,125,000	$ 2,119,688
Wind Telecomunicazioni Spa:
Tranche 2, term loan 10.25% 3/21/15 (d)	1,760,000	1,766,600
Tranche B, term loan 6.75% 9/21/13 (d)	760,000	754,300
Tranche C, term loan 7.25% 9/21/14 (d)	760,000	754,300
		5,394,888

TOTAL FLOATING RATE LOANS
(Cost $41,196,212)		41,447,718

Money Market Funds 3.6%
	Shares
Fidelity Cash Central Fund, 3.92% (a)
(Cost $18,478,880)	18,478,880	18,478,880

TOTAL INVESTMENT PORTFOLIO 99.1%
(Cost $503,134,417)		501,583,019

NET OTHER ASSETS – 0.9%		4,498,124
NET ASSETS 100%		$506,081,143

Legend

(a) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(b) Debt obligation initially issued in zero
coupon form which converts to coupon
form at a specified rate and date. The
rate shown is the rate at period end.

(c) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $104,227,251
or 20.6% of net assets.

(d) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(e) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $546,228 or
0.1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost
	4/30/03 -
Huntsman Corp.	6/17/03	$190,003

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	81.1%
Canada	5.1%
Bermuda	2.8%
Luxembourg	1.9%
United Kingdom	1.6%
Marshall Islands	1.3%
France	1.3%
Others (individually less than 1%) .	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $503,134,417)
See accompanying schedule		$501,583,019
Cash		52,038
Receivable for investments sold		2,467,082
Receivable for fund shares sold		1,031,475
Interest receivable		8,724,531
Receivable from investment adviser for expense
reductions		9,215
Other affiliated receivables		3
Other receivables		668
Total assets		513,868,031

Liabilities
Payable for investments purchased	$5,751,180
Payable for fund shares redeemed	913,342
Distributions payable	538,544
Accrued management fee	241,528
Distribution fees payable	125,791
Other affiliated payables	115,993
Other payables and accrued expenses	100,510
Total liabilities		7,786,888

Net Assets		$506,081,143
Net Assets consist of:
Paid in capital		$498,611,928
Undistributed net investment income		1,696,257
Accumulated undistributed net realized gain (loss) on
investments		7,324,356
Net unrealized appreciation (depreciation) on
investments		(1,551,398)
Net Assets		$506,081,143

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($115,345,114 ÷ 12,603,466 shares)	$9.15

Maximum offering price per share (100/95.25 of $9.15) .	$9.61
Class T:
Net Asset Value and redemption price per share
($69,091,378 ÷ 7,557,845 shares)	$9.14

Maximum offering price per share (100/96.50 of $9.14) .	$9.47
Class B:
Net Asset Value and offering price per share
($64,804,017 ÷ 7,092,464 shares)A	$9.14

Class C:
Net Asset Value and offering price per share
($56,036,465 ÷ 6,132,467 shares)A	$9.14

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($200,804,169 ÷ 21,923,422 shares)	$9.16

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Statements continued

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$4,505
Interest		37,255,380
Total income		37,259,885

Expenses
Management fee	$2,819,522
Transfer agent fees	1,131,390
Distribution fees	1,634,949
Accounting fees and expenses	218,232
Independent trustees’ compensation	2,316
Custodian fees and expenses	33,727
Registration fees	114,029
Audit	57,606
Legal	9,433
Miscellaneous	49,275
Total expenses before reductions	6,070,479
Expense reductions	(273,203)	5,797,276

Net investment income		31,462,609
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities		8,258,105
Change in net unrealized appreciation (depreciation) on
investment securities		(23,524,145)
Net gain (loss)		(15,266,040)
Net increase (decrease) in net assets resulting from
operations		$16,196,569

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$31,462,609	$30,710,982
Net realized gain (loss)	8,258,105	9,177,285
Change in net unrealized appreciation (depreciation) .	(23,524,145)	2,397,010
Net increase (decrease) in net assets resulting
from operations	16,196,569	42,285,277
Distributions to shareholders from net investment income .	(32,172,399)	(30,790,168)
Distributions to shareholders from net realized gain	(7,269,360)	—
Total distributions	(39,441,759)	(30,790,168)
Share transactions — net increase (decrease)	27,368,791	108,317,043
Redemption fees	91,857	32,522
Total increase (decrease) in net assets	4,215,458	119,844,674

Net Assets
Beginning of period	501,865,685	382,021,011
End of period (including undistributed net investment
income of $1,696,257 and undistributed net invest-
ment income of $2,688,894, respectively)	$506,081,143	$501,865,685

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Class A
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.59	$ 9.33	$ 7.89	$ 8.75	$ 9.35
Income from Investment
Operations
Net investment incomeC	615.675		.725	.709E	.760
Net realized and unrealized
gain (loss)	(.288)	.267	1.360	(.908)E	(.602)
Total from investment operations	327.942		2.085	(.199)	.158
Distributions from net investment
income	(.629)	(.683)	(.645)	(.661)	(.758)
Distributions from net realized
gain	(.140)	—	—	—	—
Total distributions	(.769)	(.683)	(.645)	(.661)	(.758)
Redemption fees added to paid in
capitalC	002.001		—	—	—
Net asset value, end of period	$ 9.15	$ 9.59	$ 9.33	$ 7.89	$ 8.75
Total ReturnA,B	3.53%	10.50%	27.23%	(2.49)%	1.83%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.02%	1.01%	1.00%	1.02%	1.14%
Expenses net of voluntary
waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	.99%
Net investment income	6.58%	7.21%	8.26%	8.42%E	8.50%
Supplemental Data
Net assets, end of period (000
omitted)	$115,345	$94,349	$61,084	$31,456	$28,046
Portfolio turnover rate	115%	126%	129%	105%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights Class T
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.58	$ 9.33	$ 7.89	$ 8.74	$ 9.35
Income from Investment
Operations
Net investment incomeC	607.668		.717	.695E	.753
Net realized and unrealized
gain (loss)	(.289)	.255	1.359	(.893)E	(.613)
Total from investment operations	318.923		2.076	(.198)	.140
Distributions from net investment
income	(.620)	(.674)	(.636)	(.652)	(.750)
Distributions from net realized
gain	(.140)	—	—	—	—
Total distributions	(.760)	(.674)	(.636)	(.652)	(.750)
Redemption fees added to paid in
capitalC	002.001		—	—	—
Net asset value, end of period	$ 9.14	$ 9.58	$ 9.33	$ 7.89	$ 8.74
Total ReturnA,B	3.43%	10.29%	27.11%	(2.47)%	1.63%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.19%	1.19%	1.19%	1.24%	1.39%
Expenses net of voluntary
waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.10%	1.10%	1.10%	1.10%	1.09%
Net investment income	6.49%	7.11%	8.16%	8.32%E	8.40%
Supplemental Data
Net assets, end of period (000
omitted)	$69,091	$91,707	$81,735	$35,751	$16,814
Portfolio turnover rate	115%	126%	129%	105%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights Class B
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.57	$ 9.32	$ 7.88	$ 8.74	$ 9.34
Income from Investment
Operations
Net investment incomeC	546.606		.658	.641E	.692
Net realized and unrealized
gain (loss)	(.279)	.256	1.361	(.904)E	(.601)
Total from investment operations	267.862		2.019	(.263)	.091
Distributions from net investment
income	(.559)	(.613)	(.579)	(.597)	(.691)
Distributions from net realized
gain	(.140)	—	—	—	—
Total distributions	(.699)	(.613)	(.579)	(.597)	(.691)
Redemption fees added to paid in
capitalC	002.001		—	—	—
Net asset value, end of period	$ 9.14	$ 9.57	$ 9.32	$ 7.88	$ 8.74
Total ReturnA,B	2.87%	9.58%	26.32%	(3.23)%	1.08%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.81%	1.80%	1.80%	1.83%	1.94%
Expenses net of voluntary
waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income	5.84%	6.46%	7.51%	7.67%E	7.74%
Supplemental Data
Net assets, end of period (000
omitted)	$64,804	$79,997	$70,661	$32,854	$19,694
Portfolio turnover rate	115%	126%	129%	105%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Financial Highlights Class C
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.57	$ 9.32	$ 7.88	$ 8.74	$ 9.35
Income from Investment
Operations
Net investment incomeC	536.597		.651	.635E	.684
Net realized and unrealized
gain (loss)	(.278)	.256	1.359	(.906)E	(.612)
Total from investment operations	258.853		2.010	(.271)	.072
Distributions from net investment
income	(.550)	(.604)	(.570)	(.589)	(.682)
Distributions from net realized
gain	(.140)	—	—	—	—
Total distributions	(.690)	(.604)	(.570)	(.589)	(.682)
Redemption fees added to paid in
capitalC	002.001		—	—	—
Net asset value, end of period	$ 9.14	$ 9.57	$ 9.32	$ 7.88	$ 8.74
Total ReturnA,B	2.77%	9.47%	26.19%	(3.32)%	.86%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.87%	1.87%	1.88%	1.90%	2.03%
Expenses net of voluntary
waivers, if any	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.85%	1.85%	1.85%	1.85%	1.84%
Net investment income	5.74%	6.36%	7.41%	7.57%E	7.65%
Supplemental Data
Net assets, end of period (000
omitted)	$56,036	$64,187	$59,655	$20,719	$14,218
Portfolio turnover rate	115%	126%	129%	105%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Financial Highlights Institutional Class
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 9.60	$ 9.34	$ 7.90	$ 8.75	$ 9.35
Income from Investment
Operations
Net investment incomeB	630.690		.739	.709D	.772
Net realized and unrealized
gain (loss)	(.289)	.267	1.359	(.886)D	(.599)
Total from investment operations	341.957		2.098	(.177)	.173
Distributions from net investment
income	(.643)	(.698)	(.658)	(.673)	(.773)
Distributions from net realized
gain	(.140)	—	—	—	—
Total distributions	(.783)	(.698)	(.658)	(.673)	(.773)
Redemption fees added to paid in
capitalB	002.001		—	—	—
Net asset value, end of period	$ 9.16	$ 9.60	$ 9.34	$ 7.90	$ 8.75
Total ReturnA	3.68%	10.66%	27.38%	(2.23)%	2.00%
Ratios to Average Net AssetsC
Expenses before expense
reductions	91%	.90%	.96%	.96%	1.04%
Expenses net of voluntary
waivers, if any	85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	85%	.85%	.85%	.85%	.84%
Net investment income	6.73%	7.36%	8.41%	8.57%D	8.65%
Supplemental Data
Net assets, end of period (000
omitted)	$200,804	$171,625	$108,885	$48,379	$11,381
Portfolio turnover rate	115%	126%	129%	105%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
D Effective November 30, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor High Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ

35 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Security Valuation continued from published prices for the same securities. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to prior period premium and discount on debt securities, market discount and losses deferred due to wash sales.

Annual Report

36

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$8,293,628
Unrealized depreciation	(9,895,178)
Net unrealized appreciation (depreciation)	(1,601,550)
Undistributed ordinary income	1,657,105
Undistributed long term capital gain	5,898,542

Cost for federal income tax purposes	$503,184,569

The tax character of distributions paid was as follows:
	October 31, 2005	October 31, 2004
Ordinary Income	$32,172,399	$30,790,168
Long term Capital Gains	7,269,360	—
Total	$39,441,759	$30,790,168

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

37 Annual Report

Notes to Financial Statements continued

2. Operating Policies continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contrac tually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $552,705,583 and $538,649,464, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged 0.12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

38

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$158,174	$—
Class T	0%	.25%	214,143	1,194
Class B	65%	.25%	654,253	472,767
Class C	75%	.25%	608,379	122,799
			$1,634,949	$596,760

Sales Load. FDC receives a front end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$44,266
Class T	16,890
Class B*	188,510
Class C*	7,118
$256,784

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

39 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$207,280.20
Class T	229,496.27
Class B	169,913.23
Class C	119,856.20
Institutional Class	404,845.24
	$1,131,390

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM) an affiliate of FMR.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $620,822 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $321 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

40

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.00%	$18,490
Class T	1.10%	78,716
Class B	1.75%	41,832
Class C	1.85%	12,623
Institutional Class	85%	106,092
		$257,753

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,945 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $12,505, respectively.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,		2005	2004
From net investment income
Class A		$7,048,649	$5,663,641
Class T		5,708,722	6,014,640
Class B		4,364,924	4,921,925
Class C		3,597,117	3,962,307
Institutional Class		11,452,987	10,227,655
Total		$32,172,399	$30,790,168

	41		Annual Report

Notes to Financial Statements continued

8. Distributions to Shareholders - continued
Years ended October 31,			2005	2004
From net realized gain
Class A			$1,410,913 $	—
Class T			1,360,690	—
Class B			1,136,583	—
Class C			958,694	—
Institutional Class			2,402,480	—
Total			$7,269,360 $	—

9. Share Transactions.

Transactions for each class of shares were as follows:
	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	4,966,212	5,417,201	$ 46,487,910	$ 51,022,256
Reinvestment of distributions .	720,034	486,820	6,751,707	4,582,849
Shares redeemed	(2,923,855)	(2,607,162)	(27,342,681)	(24,494,194)
Net increase (decrease)	2,762,391	3,296,859	$ 25,896,936	$ 31,110,911
Class T
Shares sold	2,067,254	4,611,164	$ 19,403,111	$ 43,541,073
Reinvestment of distributions .	624,783	525,473	5,866,634	4,943,576
Shares redeemed	(4,708,927)	(4,324,548)	(43,555,089)	(40,418,876)
Net increase (decrease)	(2,016,890)	812,089	$(18,285,344)	$ 8,065,773
Class B
Shares sold	1,331,209	2,799,122	$ 12,468,265	$ 26,296,874
Reinvestment of distributions .	340,199	296,344	3,193,695	2,786,337
Shares redeemed	(2,934,943)	(2,317,900)	(27,417,149)	(21,681,224)
Net increase (decrease)	(1,263,535)	777,566	$(11,755,189)	$ 7,401,987
Class C
Shares sold	1,658,567	2,817,895	$ 15,617,314	$ 26,513,128
Reinvestment of distributions .	300,508	256,308	2,822,276	2,410,928
Shares redeemed	(2,530,665)	(2,767,614)	(23,608,784)	(25,939,067)
Net increase (decrease)	(571,590)	306,589	$ (5,169,194)	$ 2,984,989
Institutional Class
Shares sold	11,245,915	8,400,882	$104,913,829	$ 79,116,765
Reinvestment of distributions .	1,307,790	879,823	12,272,408	8,286,911
Shares redeemed	(8,516,753)	(3,048,025)	(80,504,655)	(28,650,293)
Net increase (decrease)	4,036,952	6,232,680	$ 36,681,582	$ 58,753,383

Annual Report

42

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advi sor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial state ments and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial high lights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2005

43 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

44

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor High Income. He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addi tion, he serves on the Boards of Boston Ballet (2003 present) and Sim mons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

45 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

46

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Aca demy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Annual Report

48

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

49 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor High Income. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Dono van also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

Annual Report

50

Name, Age; Principal Occupation Matthew J. Conti (39)

Year of Election or Appointment: 2001

Vice President of Advisor High Income. Mr. Conti is also Vice President of other funds advised by FMR. Prior to assuming his current responsibi lities, Mr. Conti managed a variety of Fidelity funds. Mr. Conti also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (56)

Year of Election or Appointment: 1999

Secretary of Advisor High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor High Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor High Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor High Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor High Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment:2005

Deputy Treasurer of Advisor High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Annual Report

52

Name, Age; Principal Occupation Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1999

Assistant Treasurer of Advisor High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor High Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

53 Annual Report

Distributions

The Board of Trustees of Advisor High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Institutional Class	12/12/05	12/09/05	$0.135

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $6,247,889, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $6,920,012, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts pre viously designated as capital gain dividends with respect to such year.

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

54

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000

PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000

Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes
Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000
Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000
Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000
Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000
William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000
Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000
Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000
William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

55 Annual Report

Proxy Voting Results - continued

	# of	% of
	Votes	Votes

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

Annual Report

56

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

Annual Report

58

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for

Annual Report

60

management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 27% would mean that 73% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the ser vices that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, and Class B ranked below its competitive median for 2004, and the total expenses of each of Class C and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s

Annual Report

62

reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional

63 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

64

65 Annual Report

Annual Report

66

67 Annual Report

Annual Report

68

69 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

AHII-UANN-1205 1.784749.102

Fidelity® Advisor Intermediate Bond Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	36	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	45	Notes to the financial statements.
Report of Independent	56
Registered Public
Accounting Firm
Trustees and Officers	57
Distributions	68
Proxy Voting Results	69
Board Approval of	71
Investment Advisory
Contracts and
Management Fees
Central Fund Investments	80	Complete list of investments for Fidelity’s
		fixed-income central funds.

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public
Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guaran tee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of four years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 3.75% sales charge)A	3.23%	5.11%	5.19%
Class T (incl. 2.75% sales charge)	2.33%	5.20%	5.21%
Class B (incl. contingent deferred
sales charge)B	3.13%	5.23%	5.30%
Class C (incl. contingent deferred
sales charge)C	1.29%	5.00%	4.71%

A Class A shares bear a 0.15% 12b 1 fee. The initial offering of Class A shares took place on September 3,
1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect
Class T shares’ 0.25% 12b 1 fee.
B Class B shares bear a 0.90% 12b 1 fee (1.00% prior to January 1, 1996). Class B shares’ contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 3%, 0%, and 0%, respectively.
C Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on November 3,
1997. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares’ 0.90% 12b 1 fee
(1.00% prior to January 1, 1996). Had Class C shares’ 12b 1 fee been reflected, returns between November
3, 1997 and January 1, 1996 would have been lower. Class C shares’ contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0%, respectively.

5 Annual Report 5

Performance continued

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Intermediate Bond Fund Class T on October 31, 1995, and the current 2.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Intermediate Government/Credit Bond Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Ford O’Neil, Portfolio Manager of Fidelity® Advisor Intermediate Bond Fund

Since its first full year of existence in 1976, the Lehman Brothers® Aggregate Bond Index has had only two calendar years of losses in 1994 and 1999. Whether bonds suffer a similar fate in 2005 remains to be seen. But despite a host of challenges, the Lehman Brothers index managed to gain 1.13% for the 12 month period ending October 31, 2005. It was a volatile climate for investment grade debt. The Federal Reserve Board raised short term interest rates eight times, which lifted the federal funds rate from 1.75% to 3.75% and curbed bond returns. Inflation which can lessen the value of fixed income investments also was a near constant threat. Concern about a potential recession was further cause for alarm, particularly as the yield curve moved closer to becoming inverted. In that scenario, longer term yields, which are typically higher to compensate for the added risk of a longer term investment, fall below short term yields. Against this backdrop, bond prices fell in three of the period’s final four months.

For the 12 months ending October 31, 2005, Fidelity Advisor Intermediate Bond Fund’s Class A, Class T, Class B and Class C shares returned 0.54%, 0.43%, 0.25% and 0.33%, respectively. For the same 12 month period, the Lehman Brothers Intermediate Govern ment/Credit Bond Index returned 0.27% and the LipperSM Short Intermediate Investment Grade Debt Funds Average gained 0.26% . The biggest boost to the fund’s performance relative to the index was effective yield curve positioning, which refers to how the fund’s assets were distributed across a range of maturities. The fund’s barbell strategy of empha sizing securities with both shorter and longer maturities than the index benefited perfor mance as the yield curve flattened. On a sector basis, the fund did well by investing heavily outside the benchmark in higher yielding spread products, including asset backed secu rities and mortgage securities, both of which outpaced comparable duration Treasuries. The fund also benefited from security selection within those sectors, with commercial mortgage backed securities, collateralized mortgage obligations and home equity ABS providing the biggest boost. Detracting from performance was our underexposure to corporate bonds, which performed well throughout most of the year, although my security selection within that sector helped offset some of the ground we lost by underweighting it.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,003.90	$3.94
HypotheticalA	$1,000.00	$1,021.27	$3.97
Class T
Actual	$1,000.00	$1,003.40	$4.49
HypotheticalA	$1,000.00	$1,020.72	$4.53
Class B
Actual	$1,000.00	$999.90	$7.96
HypotheticalA	$1,000.00	$1,017.24	$8.03
Class C
Actual	$1,000.00	$998.60	$8.36
HypotheticalA	$1,000.00	$1,016.84	$8.44
Institutional Class
Actual	$1,000.00	$1,004.80	$3.08
HypotheticalA	$1,000.00	$1,022.13	$3.11

A 5% return per year before expenses

*Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	78%
Class T	89%
Class B	1.58%
Class C	1.66%
Institutional Class	61%

9 Annual Report

Investment Changes

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

Average Years to Maturity as of October 31, 2005
6 months ago
Years	4.7	4.5

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of October	31, 2005
			6 months ago
Years		3.4	3.3

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central fund.

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Nonconvertible Bonds 22.4%
	Principal	Value
	Amount	(Note 1)

CONSUMER DISCRETIONARY – 1.7%
Automobiles – 0.1%
General Motors Corp. 8.25% 7/15/23	$ 1,895,000	$ 1,397,563
Media – 1.4%
AOL Time Warner, Inc.:
6.125% 4/15/06	2,400,000	2,414,215
6.875% 5/1/12	2,860,000	3,061,224
British Sky Broadcasting Group PLC (BSkyB) yankee
7.3% 10/15/06	2,000,000	2,043,578
BSKYB Finance UK PLC 5.625% 10/15/15 (a)	3,035,000	2,988,640
Cox Communications, Inc. 7.125% 10/1/12	1,235,000	1,322,828
Hearst-Argyle Television, Inc. 7% 11/15/07	1,000,000	1,031,513
Liberty Media Corp.:
5.7% 5/15/13	1,500,000	1,353,750
8.25% 2/1/30	1,665,000	1,561,657
News America Holdings, Inc. 7.375% 10/17/08	2,000,000	2,122,980
News America, Inc. 4.75% 3/15/10	2,000,000	1,969,220
		19,869,605
Multiline Retail – 0.2%
The May Department Stores Co. 5.75% 7/15/14	3,065,000	3,062,625

TOTAL CONSUMER DISCRETIONARY		24,329,793

CONSUMER STAPLES 0.8%
Beverages – 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (a)	1,620,000	1,564,560
Food Products 0.3%
Cadbury Schweppes U.S. Finance LLC:
3.875% 10/1/08 (a)	1,675,000	1,624,484
5.125% 10/1/13 (a)	1,055,000	1,039,351
ConAgra Foods, Inc. 6.75% 9/15/11	1,875,000	1,994,393
		4,658,228
Tobacco 0.4%
Philip Morris Companies, Inc. 7.65% 7/1/08	4,635,000	4,928,340

TOTAL CONSUMER STAPLES		11,151,128

See accompanying notes which are an integral part of the financial statements.

11		Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

ENERGY 2.0%
Energy Equipment & Services – 0.4%
Cooper Cameron Corp. 2.65% 4/15/07	$1,555,000	$1,500,133
Petronas Capital Ltd. 7% 5/22/12 (a)	4,495,000	4,942,154
		6,442,287
Oil, Gas & Consumable Fuels – 1.6%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (a)	1,965,000	1,931,212
Duke Capital LLC 6.25% 2/15/13	3,250,000	3,365,928
EnCana Holdings Finance Corp. 5.8% 5/1/14	1,040,000	1,081,032
Enterprise Products Operating LP:
4.625% 10/15/09	1,290,000	1,251,263
5.6% 10/15/14	380,000	372,922
Kerr-McGee Corp. 6.875% 9/15/11	1,595,000	1,688,706
Kinder Morgan Energy Partners LP:
5.125% 11/15/14	2,100,000	2,037,216
5.35% 8/15/07	1,070,000	1,074,472
Nexen, Inc.:
5.05% 11/20/13	1,485,000	1,451,678
5.2% 3/10/15	1,185,000	1,156,739
Pemex Project Funding Master Trust:
6.125% 8/15/08	1,000,000	1,021,500
7.375% 12/15/14	3,000,000	3,279,000
7.875% 2/1/09 (f)	3,000,000	3,210,000
		22,921,668

TOTAL ENERGY		29,363,955

FINANCIALS – 10.4%
Capital Markets 1.5%
Bank of New York Co., Inc.:
3.4% 3/15/13 (f)	1,300,000	1,251,621
4.25% 9/4/12 (f)	1,510,000	1,490,876
Goldman Sachs Group, Inc.:
5.25% 10/15/13	3,000,000	2,966,901
6.6% 1/15/12	3,000,000	3,206,376
Legg Mason, Inc. 6.75% 7/2/08	4,235,000	4,426,405
Lehman Brothers Holdings E-Capital Trust I 4.59%
8/19/65 (a)(f)	1,500,000	1,503,423
Merrill Lynch & Co., Inc. 4.25% 2/8/10	2,740,000	2,652,019
Morgan Stanley 5.05% 1/21/11	4,100,000	4,064,203
		21,561,824

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

FINANCIALS – continued
Commercial Banks – 1.3%
Bank of America Corp.:
7.125% 9/15/06	$2,000,000	$2,038,612
7.4% 1/15/11	2,400,000	2,649,406
FleetBoston Financial Corp. 3.85% 2/15/08	1,000,000	981,691
Korea Development Bank:
3.875% 3/2/09	3,850,000	3,702,776
4.75% 7/20/09	1,300,000	1,282,658
U.S. Bank NA, Minnesota 5.7% 12/15/08	2,000,000	2,045,042
Wachovia Bank NA 4.875% 2/1/15	2,600,000	2,519,384
Wachovia Corp. 4.875% 2/15/14	1,970,000	1,915,583
Wells Fargo & Co. 4.625% 8/9/10	1,510,000	1,488,261
		18,623,413
Consumer Finance – 1.9%
Capital One Bank 6.5% 6/13/13	2,315,000	2,425,328
Capital One Financial Corp. 5.5% 6/1/15	2,000,000	1,957,702
Ford Motor Credit Co. 7.875% 6/15/10	8,000,000	7,700,616
Household Finance Corp. 4.125% 11/16/09	7,705,000	7,441,836
Household International, Inc. 8.875% 2/15/08	2,550,000	2,579,407
MBNA America Bank NA:
4.625% 8/3/09	4,000,000	3,958,412
7.125% 11/15/12	1,000,000	1,110,817
		27,174,118
Diversified Financial Services – 1.1%
Alliance Capital Management LP 5.625% 8/15/06	1,495,000	1,504,046
CIT Group, Inc. 3.875% 11/3/08	530,000	513,582
International Lease Finance Corp. 4.375% 11/1/09	2,000,000	1,960,814
JPMorgan Chase & Co.:
4.875% 3/15/14	2,190,000	2,116,136
5.75% 1/2/13	7,500,000	7,704,278
Salomon Smith Barney Holdings, Inc. 6.5% 2/15/08	2,425,000	2,511,029
		16,309,885
Insurance – 0.9%
Aegon NV 4.75% 6/1/13	3,400,000	3,282,516
Axis Capital Holdings Ltd. 5.75% 12/1/14	2,330,000	2,275,401
Marsh & McLennan Companies, Inc.:
5.15% 9/15/10	1,300,000	1,278,001
7.125% 6/15/09	1,480,000	1,555,850

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

FINANCIALS – continued
Insurance – continued
The St. Paul Travelers Companies, Inc. 6.38% 12/15/08	$2,200,000	$2,293,284
The St. Paul Travelers Companies, Inc. 8.125% 4/15/10	1,750,000	1,949,554
		12,634,606
Real Estate 3.1%
AMB Property LP 7.2% 12/15/05	2,000,000	2,006,188
Archstone Smith Operating Trust 5.25% 5/1/15	1,540,000	1,505,191
Arden Realty LP:
5.2% 9/1/11	1,200,000	1,173,096
7% 11/15/07	3,460,000	3,591,328
AvalonBay Communities, Inc. 5% 8/1/07	1,380,000	1,381,032
Boston Properties, Inc. 6.25% 1/15/13	2,830,000	2,950,683
Brandywine Operating Partnership LP 4.5% 11/1/09	3,310,000	3,196,149
BRE Properties, Inc.:
4.875% 5/15/10	1,765,000	1,735,952
5.95% 3/15/07	875,000	882,158
Camden Property Trust:
4.375% 1/15/10	1,450,000	1,391,907
5.875% 11/30/12	1,700,000	1,725,425
CarrAmerica Realty Corp. 5.25% 11/30/07	1,940,000	1,937,812
Colonial Properties Trust 4.75% 2/1/10	1,390,000	1,348,196
Developers Diversified Realty Corp.:
4.625% 8/1/10	2,325,000	2,245,804
5.25% 4/15/11	4,660,000	4,599,984
EOP Operating LP:
4.65% 10/1/10	6,440,000	6,266,184
4.75% 3/15/14	1,070,000	1,010,323
Equity Residential 5.125% 3/15/16	1,530,000	1,483,910
Healthcare Realty Trust, Inc. 5.125% 4/1/14	670,000	635,462
Post Apartment Homes LP 5.45% 6/1/12	1,800,000	1,750,756
Simon Property Group LP:
4.6% 6/15/10	1,215,000	1,186,558
5.1% 6/15/15	1,800,000	1,730,302
		45,734,400
Thrifts & Mortgage Finance – 0.6%
Countrywide Home Loans, Inc. 4% 3/22/11	1,890,000	1,773,618
Independence Community Bank Corp.:
3.5% 6/20/13 (f)	500,000	479,129
3.75% 4/1/14 (f)	2,610,000	2,487,748

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
Residential Capital Corp. 6.375% 6/30/10 (a)	$1,710,000	$ 1,736,922
Washington Mutual, Inc. 4.625% 4/1/14	3,080,000	2,896,691
		9,374,108

TOTAL FINANCIALS		151,412,354

INDUSTRIALS – 1.4%
Aerospace & Defense – 0.2%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (a)	1,995,000	1,950,587
Bombardier, Inc.:
6.3% 5/1/14 (a)	1,515,000	1,310,475
7.45% 5/1/34 (a)	60,000	49,800
		3,310,862
Airlines – 0.6%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	222,608	223,243
6.978% 10/1/12	475,645	475,364
7.024% 4/15/11	1,370,000	1,371,365
7.858% 4/1/13	2,000,000	2,050,492
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	1,363,258	1,294,055
7.056% 3/15/11	1,330,000	1,332,794
Delta Air Lines, Inc. pass thru trust certificates 7.57%
11/18/10	2,020,000	1,955,671
		8,702,984
Industrial Conglomerates – 0.3%
Hutchison Whampoa International 03/13 Ltd. 6.5%
2/13/13 (a)	705,000	739,035
Hutchison Whampoa International 03/33 Ltd. 6.25%
1/24/14 (a)	3,625,000	3,754,318
		4,493,353
Road & Rail 0.3%
Canadian Pacific Railway Co. yankee 6.25% 10/15/11	2,700,000	2,853,430
Norfolk Southern Corp. 5.257% 9/17/14	1,731,000	1,735,243
		4,588,673

TOTAL INDUSTRIALS		21,095,872

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

MATERIALS 0.4%
Metals & Mining – 0.4%
Corporacion Nacional del Cobre (Codelco) 6.375%
11/30/12 (a)	$5,580,000	$5,943,671

TELECOMMUNICATION SERVICES – 2.9%
Diversified Telecommunication Services – 2.6%
Ameritech Capital Funding Corp. 6.25% 5/18/09	1,100,000	1,135,828
AT&T Broadband Corp. 8.375% 3/15/13	3,000,000	3,455,721
BellSouth Corp. 5.2% 9/15/14	3,710,000	3,632,721
British Telecommunications PLC:
8.375% 12/15/10	2,835,000	3,232,269
8.875% 12/15/30	775,000	1,012,427
Koninklijke KPN NV yankee 8% 10/1/10	2,940,000	3,278,153
SBC Communications, Inc. 4.125% 9/15/09	5,000,000	4,814,155
Sprint Capital Corp. 8.375% 3/15/12	2,050,000	2,365,272
Telecom Italia Capital:
4% 1/15/10	4,940,000	4,695,875
4.95% 9/30/14	1,780,000	1,688,969
Telefonos de Mexico SA de CV 4.75% 1/27/10	4,695,000	4,588,827
TELUS Corp. yankee 7.5% 6/1/07	1,310,000	1,360,309
Verizon Global Funding Corp. 7.25% 12/1/10	1,697,000	1,840,420
		37,100,946
Wireless Telecommunication Services – 0.3%
America Movil SA de CV 4.125% 3/1/09	1,310,000	1,263,443
AT&T Wireless Services, Inc. 7.875% 3/1/11	2,820,000	3,157,495
		4,420,938

TOTAL TELECOMMUNICATION SERVICES		41,521,884

UTILITIES – 2.8%
Electric Utilities – 1.7%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	2,265,000	2,267,906
Exelon Corp.:
4.9% 6/15/15	1,075,000	1,009,739
6.75% 5/1/11	970,000	1,025,462
Exelon Generation Co. LLC 5.35% 1/15/14	3,000,000	2,968,605
FirstEnergy Corp. 6.45% 11/15/11	2,980,000	3,134,686
Monongahela Power Co. 5% 10/1/06	1,370,000	1,370,107
Niagara Mohawk Power Corp. 8.875% 5/15/07	400,000	423,296
PPL Energy Supply LLC 5.7% 10/15/35	3,070,000	3,026,661
Progress Energy, Inc. 7.1% 3/1/11	1,800,000	1,926,207

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

UTILITIES – continued
Electric Utilities – continued
PSI Energy, Inc. 6.65% 6/15/06	$ 3,775,000	$ 3,819,292
TXU Energy Co. LLC 7% 3/15/13	3,210,000	3,342,586
		24,314,547
Gas Utilities 0.1%
Texas Eastern Transmission Corp. 7.3% 12/1/10	1,010,000	1,101,026
Independent Power Producers & Energy Traders – 0.3%
Constellation Energy Group, Inc. 7% 4/1/12	3,052,000	3,303,347
TXU Corp. 5.55% 11/15/14	1,645,000	1,511,097
		4,814,444
Multi-Utilities – 0.7%
Dominion Resources, Inc.:
4.75% 12/15/10	2,050,000	2,000,199
6.25% 6/30/12	1,795,000	1,874,233
MidAmerican Energy Holdings, Inc. 5.875% 10/1/12	3,400,000	3,484,259
PSEG Funding Trust I 5.381% 11/16/07	2,290,000	2,298,471
Sempra Energy 7.95% 3/1/10	830,000	911,726
		10,568,888

TOTAL UTILITIES		40,798,905

TOTAL NONCONVERTIBLE BONDS
(Cost $328,444,442)		325,617,562

U.S. Government and Government Agency Obligations 34.2%

U.S. Government Agency Obligations 13.0%
Fannie Mae:
3.25% 1/15/08	5,532,000	5,368,181
3.25% 2/15/09	28,000,000	26,804,792
4.375% 7/17/13	4,850,000	4,636,935
5.25% 8/1/12	30,000,000	30,221,970
5.5% 3/15/11	19,700,000	20,303,963
6% 5/15/11	17,655,000	18,634,517
6.25% 2/1/11	735,000	774,382
Federal Home Loan Bank 3.75% 9/28/06	375,000	371,931
Freddie Mac:
5.25% 11/5/12	1,405,000	1,380,698
5.75% 1/15/12	25,460,000	26,636,838

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

U.S. Government and Government Agency Obligations continued
	Principal	Value
	Amount	(Note 1)
U.S. Government Agency Obligations continued
Freddie Mac: – continued
5.875% 3/21/11	$ 2,655,000	$ 2,760,462
6.625% 9/15/09	48,400,000	51,554,422

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		189,449,091
U.S. Treasury Inflation Protected Obligations 6.6%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	29,023,120	27,898,360
2% 1/15/14	40,596,668	40,716,998
2% 7/15/14	27,085,760	27,165,840

TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		95,781,198
U.S. Treasury Obligations – 14.6%
U.S. Treasury Bonds 6.25% 5/15/30	970,000	1,172,033
U.S. Treasury Notes:
3.125% 4/15/09	50,000,000	47,904,300
3.375% 10/15/09	51,000,000	49,023,750
3.625% 6/30/07	272,000	268,632
3.875% 7/31/07	721,000	714,888
4.25% 8/15/13	10,902,000	10,691,199
4.75% 5/15/14	101,560,000	102,829,486

TOTAL U.S. TREASURY OBLIGATIONS		212,604,288

TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $510,576,647)		497,834,577

U.S. Government Agency Mortgage Securities 6.1%

Fannie Mae – 5.2%
3.472% 4/1/34 (f)	487,737	484,553
3.75% 9/1/33 (f)	1,188,262	1,157,321
3.752% 10/1/33 (f)	216,215	211,082
3.771% 12/1/34 (f)	255,805	250,883
3.794% 6/1/34 (f)	950,009	917,737
3.815% 1/1/35 (f)	215,536	212,045
3.838% 1/1/35 (f)	607,960	600,946
3.869% 1/1/35 (f)	359,523	357,390
3.87% 11/1/34 (f)	1,369,696	1,352,280

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Fannie Mae continued
3.913% 12/1/34 (f)	$188,550	$187,747
3.964% 1/1/35 (f)	277,667	274,720
3.968% 5/1/33 (f)	75,645	74,510
3.976% 5/1/34 (f)	93,095	94,369
3.98% 12/1/34 (f)	265,946	263,972
3.997% 1/1/35 (f)	177,800	176,081
4.008% 12/1/34 (f)	1,412,216	1,403,506
4.014% 2/1/35 (f)	204,705	202,073
4.026% 1/1/35 (f)	107,232	106,318
4.026% 2/1/35 (f)	185,151	182,642
4.055% 10/1/18 (f)	202,269	198,567
4.064% 4/1/33 (f)	73,001	72,161
4.102% 2/1/35 (f)	125,574	124,138
4.107% 2/1/35 (f)	133,099	131,925
4.111% 1/1/35 (f)	395,225	390,230
4.112% 2/1/35 (f)	716,550	709,596
4.116% 2/1/35 (f)	349,445	345,381
4.128% 1/1/35 (f)	693,539	685,556
4.134% 2/1/35 (f)	450,150	447,219
4.144% 1/1/35 (f)	576,093	571,707
4.15% 2/1/35 (f)	355,661	352,200
4.172% 1/1/35 (f)	758,525	752,123
4.174% 1/1/35 (f)	318,354	315,276
4.183% 11/1/34 (f)	105,050	104,324
4.19% 1/1/35 (f)	448,502	439,661
4.222% 3/1/34 (f)	191,314	189,116
4.237% 10/1/34 (f)	550,160	551,001
4.25% 2/1/35 (f)	229,289	224,494
4.291% 8/1/33 (f)	447,626	443,396
4.294% 1/1/35 (f)	266,660	263,410
4.296% 3/1/35 (f)	218,020	216,559
4.298% 7/1/34 (f)	181,302	181,403
4.311% 5/1/35 (f)	320,031	316,002
4.313% 2/1/35 (f)	135,296	133,847
4.315% 3/1/33 (f)	106,547	104,605
4.315% 1/1/35 (f)	216,859	213,805
4.347% 1/1/35 (f)	224,720	220,507
4.367% 2/1/34 (f)	522,677	516,577
4.367% 4/1/35 (f)	150,741	148,915
4.402% 2/1/35 (f)	333,885	327,889
4.414% 5/1/35 (f)	659,938	653,957

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Fannie Mae continued
4.419% 11/1/34 (f)	$3,256,922	$3,242,228
4.447% 3/1/35 (f)	308,246	303,347
4.453% 10/1/34 (f)	1,176,188	1,173,096
4.454% 4/1/34 (f)	355,770	351,333
4.483% 1/1/35 (f)	362,671	360,881
4.485% 8/1/34 (f)	704,911	697,338
4.496% 3/1/35 (f)	681,535	669,847
4.5% 8/1/33 to 3/1/35	1,646,378	1,540,170
4.501% 5/1/35 (f)	169,810	167,656
4.525% 3/1/35 (f)	625,520	615,968
4.55% 2/1/35 (f)	1,468,913	1,461,597
4.554% 7/1/35 (f)	793,265	787,856
4.558% 2/1/35 (f)	231,173	228,376
4.584% 2/1/35 (f)	2,039,347	2,008,435
4.603% 2/1/35 (f)	157,484	157,339
4.605% 2/1/35 (f)	667,829	659,223
4.652% 11/1/34 (f)	752,591	745,032
4.68% 11/1/34 (f)	775,817	766,390
4.707% 3/1/35 (f)	1,903,767	1,898,343
4.734% 3/1/35 (f)	373,244	369,419
4.736% 7/1/34 (f)	639,659	636,140
4.815% 12/1/34 (f)	625,033	620,519
4.821% 12/1/32 (f)	324,566	324,305
4.848% 12/1/34 (f)	254,809	252,999
5.121% 5/1/35 (f)	1,558,587	1,564,752
5.204% 6/1/35 (f)	1,163,793	1,169,986
5.297% 9/1/35 (f)	446,470	442,719
5.5% 9/1/10 to 5/1/25	9,343,733	9,341,754
6% 5/1/16 to 4/1/17	1,410,214	1,442,977
6.5% 12/1/13 to 3/1/35	14,103,908	14,528,635
6.5% 11/1/35 (b)	2,360,481	2,423,181
7% 11/1/11 to 6/1/33	3,414,547	3,571,510
7% 11/1/20 (b)	88,453	92,268
7.5% 8/1/17 to 9/1/28	1,123,998	1,189,012
8.5% 6/1/11 to 9/1/25	165,793	179,199
9.5% 2/1/25	42,403	46,637
10.5% 8/1/20	27,520	31,012
11% 8/1/15	239,685	258,002
12.5% 12/1/13 to 4/1/15	15,464	17,176

TOTAL FANNIE MAE		75,192,379

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Freddie Mac – 0.8%
4.078% 12/1/34 (f)	$231,486	$ 228,412
4.109% 12/1/34 (f)	353,377	349,008
4.192% 1/1/35 (f)	1,052,168	1,040,306
4.289% 3/1/35 (f)	313,394	310,382
4.297% 5/1/35 (f)	527,402	522,018
4.309% 12/1/34 (f)	308,645	302,952
4.362% 3/1/35 (f)	463,945	454,811
4.385% 2/1/35 (f)	684,989	681,882
4.388% 2/1/35 (f)	597,891	586,120
4.445% 3/1/35 (f)	286,297	280,257
4.446% 2/1/34 (f)	345,869	342,032
4.479% 6/1/35 (f)	459,223	453,761
4.487% 3/1/35 (f)	851,465	834,863
4.493% 3/1/35 (f)	2,149,182	2,117,280
4.495% 3/1/35 (f)	351,294	344,432
4.56% 2/1/35 (f)	496,688	489,390
5.027% 4/1/35 (f)	1,789,123	1,785,259
8.5% 9/1/24 to 8/1/27	108,133	117,570
10% 5/1/09	5,032	5,345
10.5% 5/1/21	31,748	33,827
11% 12/1/11	1,987	2,140
11.5% 10/1/15	7,075	7,750
11.75% 10/1/10	10,202	10,951

TOTAL FREDDIE MAC		11,300,748
Government National Mortgage Association 0.1%
6.5% 2/15/29	427,913	444,718
7% 2/15/28 to 11/15/28	942,027	991,447
7.5% 2/15/28 to 10/15/28	13,806	14,637
8% 5/15/06 to 10/15/24	66,091	67,921
8.5% 4/15/17 to 10/15/21	148,691	162,578
11% 7/20/19 to 8/20/19	8,878	9,674

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		1,690,975

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $89,092,567)		88,184,102

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Asset Backed Securities 7.1%
	Principal	Value
	Amount	(Note 1)
ACE Securities Corp.:
Series 2003-FM1 Class M2, 5.8875% 11/25/32 (f)	$955,000	$963,068
Series 2004-HE1:
Class M1, 4.5375% 2/25/34 (f)	525,000	525,369
Class M2, 5.1375% 2/25/34 (f)	600,000	600,367
Aircraft Lease Securitization Ltd. Series 2005-1 Class
C1, 7.64% 9/9/30 (a)(f)	403,279	411,849
American Express Credit Account Master Trust:
Series 2004-1 Class B, 4.22% 9/15/11 (f)	1,430,000	1,435,514
Series 2004-C Class C, 4.47% 2/15/12 (a)(f)	4,760,288	4,771,304
AmeriCredit Automobile Receivables Trust Series 2005-1
Class E, 5.82% 6/6/12 (a)	920,000	916,246
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 4.4675% 4/25/34 (f)	300,000	299,988
Class M2, 4.5175% 4/25/34 (f)	225,000	224,991
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2 Class A2, 4.35% 4/15/33 (f)	2,623	2,623
Series 2003-HE7 Class A3, 4.33% 12/15/33 (f)	819,660	822,653
Bank One Issuance Trust:
Series 2002-B1 Class B1, 4.35% 12/15/09 (f)	1,290,000	1,294,706
Series 2002-C1 Class C1, 4.93% 12/15/09 (f)	1,840,000	1,858,537
Series 2003-C4 Class C4, 5% 2/15/11 (f)	3,295,000	3,358,424
Series 2004-B2 Class B2, 4.37% 4/15/12	3,100,000	3,031,936
Bear Stearns Asset Backed Securities I Series 2005-HE2:
Class M1, 4.5375% 2/25/35 (f)	1,555,000	1,555,505
Class M2, 4.7875% 2/25/35 (f)	570,000	571,886
Capital One Master Trust:
Series 2001-1 Class B, 4.48% 12/15/10 (f)	2,130,000	2,144,413
Series 2001-8A Class B, 4.52% 8/17/09 (f)	3,015,000	3,027,136
Capital One Multi-Asset Execution Trust:
Series 2003-B1 Class B1, 5.14% 2/17/09 (f)	3,535,000	3,548,486
Series 2003-B2 Class B2, 3.5% 2/17/09	1,860,000	1,849,155
Series 2003-B4 Class B4, 4.77% 7/15/11 (f)	1,680,000	1,705,585
Series 2004-6 Class B, 4.15% 7/16/12	2,560,000	2,481,185
CDC Mortgage Capital Trust Series 2003-HE2 Class M2,
5.5413% 10/25/33 (f)	824,992	836,548
Cendant Timeshare Receivables Funding LLC
Series 2005-1A Class A1, 4.67% 5/20/17 (a)	1,120,754	1,120,673
Chase Credit Card Master Trust Series 2003-6 Class B,
4.32% 2/15/11 (f)	2,435,000	2,453,110
Chase Credit Card Owner Trust:
Series 2003-6 Class C, 4.77% 2/15/11 (f)	3,625,000	3,680,142
Series 2004-1 Class B, 4.17% 5/15/09 (f)	1,020,000	1,019,930

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Citibank Credit Card Issuance Trust Series 2003-C1
Class C1, 5.2% 4/7/10 (f)	$1,330,000	$1,358,123
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 4.5375% 5/25/34 (f)	1,275,000	1,277,136
Series 2004-3 Class M1, 4.5375% 6/25/34 (f)	350,000	350,664
Crown Castle Towers LLC/Crown Atlantic Holdings Sub
LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (a)	1,150,000	1,117,164
Class C, 5.074% 6/15/35 (a)	1,044,000	1,015,440
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 4.7175% 11/25/33 (f)	300,000	302,902
Class M2, 5.7875% 11/25/33 (f)	200,000	205,258
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.5875% 3/25/34 (f)	100,000	100,158
Class M4, 4.9375% 3/25/34 (f)	75,000	75,689
Fremont Home Loan Trust:
Series 2004 A:
Class M1, 4.5875% 1/25/34 (f)	1,100,000	1,103,158
Class M2, 5.1875% 1/25/34 (f)	1,275,000	1,291,058
Series 2005 A:
Class M1, 4.4675% 1/25/35 (f)	375,000	376,228
Class M2, 4.4975% 1/25/35 (f)	550,000	550,350
Class M3, 4.5275% 1/25/35 (f)	300,000	300,673
Class M4, 4.7175% 1/25/35 (f)	225,000	226,507
GSAMP Trust Series 2004-FM2:
Class M1, 4.5375% 1/25/34 (f)	750,000	749,969
Class M2, 5.1375% 1/25/34 (f)	400,000	399,983
Class M3, 5.3375% 1/25/34 (f)	400,000	399,983
Home Equity Asset Trust:
Series 2003-2:
Class A2, 4.4175% 8/25/33 (f)	44,711	44,847
Class M1, 4.9175% 8/25/33 (f)	765,000	773,960
Series 2003-4:
Class M1, 4.4413% 10/25/33 (f)	1,045,000	1,051,227
Class M2, 5.5413% 10/25/33 (f)	1,240,000	1,253,790
Series 2004-3 Class M2, 5.2375% 8/25/34 (f)	535,000	544,281
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.46% 1/20/35 (f)	606,378	606,461
Class M2, 4.49% 1/20/35 (f)	455,858	455,921
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 4.7875% 7/25/33 (f)	2,460,000	2,473,506
Class M2, 5.4913% 7/25/33 (f)	1,260,000	1,280,066
See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
MBNA Credit Card Master Note Trust:
Series 2003-B2 Class B2, 4.36% 10/15/10 (f)	$350,000	$353,301
Series 2003-B3 Class B3, 4.345% 1/18/11 (f)	1,685,000	1,694,048
Series 2003-B5 Class B5, 4.34% 2/15/11 (f)	2,530,000	2,547,804
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 4.5375% 7/25/34 (f)	500,000	499,980
Class M2, 4.5875% 7/25/34 (f)	100,000	99,996
Class M3, 4.9875% 7/25/34 (f)	200,000	199,992
Class M4, 5.1375% 7/25/34 (f)	125,000	124,995
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 5.1375% 12/27/32 (f)	460,000	466,335
Series 2003-NC8 Class M1, 4.7375% 9/25/33 (f)	665,000	673,456
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 5.0375% 1/25/32 (f)	1,318,275	1,321,010
Series 2002-NC1 Class M1, 4.8375% 2/25/32 (a)(f)	706,794	710,498
Series 2002-NC3 Class M1, 4.7575% 8/25/32 (f)	375,000	376,416
Series 2003-NC2 Class M2, 6.0375% 2/25/33 (f)	710,000	718,467
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (h)	1,960,000	972,199
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (h)	950,000	237,723
Nissan Auto Lease Trust Series 2003-A Class A3B,
2.57% 6/15/09	5,385,491	5,329,443
NovaStar Home Equity Loan Series 2004-1:
Class M1, 4.4875% 6/25/34 (f)	350,000	350,276
Class M4, 5.0125% 6/25/34 (f)	585,000	587,357
Onyx Acceptance Owner Trust Series 2005-B Class A4,
4.34% 5/15/12	1,045,000	1,027,775
Ownit Mortgage Loan Asset-Backed Certificates
Series 2005-3 Class A2A, 4.1575% 6/25/36 (f)	3,352,676	3,352,810
SLM Private Credit Student Loan Trust Series 2004-A
Class C, 4.82% 6/15/33 (f)	1,190,000	1,214,324
Structured Asset Securities Corp. Series 2005-5N
Class 3A1A, 4.36% 11/25/35 (f)	3,655,000	3,655,000
Superior Wholesale Inventory Financing Trust VII
Series 2003-A8 Class CTFS, 4.42% 3/15/11 (a)(f)	2,320,000	2,318,188
Superior Wholesale Inventory Financing Trust XII
Series 2005-A12:
Class B, 4.45% 6/15/10 (f)	1,425,000	1,424,707
Class C, 5.17% 6/15/10 (f)	710,000	711,230
Volkswagen Auto Lease Trust Series 2005-A Class A4,
3.94% 10/20/10	3,815,000	3,753,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
West Penn Funding LLC Series 1999-A Class A3, 6.81%
9/25/08	$1,403,192	$ 1,415,454
WFS Financial Owner Trust Series 2005-1 Class D,
4.09% 8/15/12	754,880	743,526
TOTAL ASSET BACKED SECURITIES
(Cost $103,017,926)		103,075,886

Collateralized Mortgage Obligations 5.4%

Private Sponsor 4.5%
Adjustable Rate Mortgage Trust floater Series 2005-2
Class 6A2, 4.3175% 6/25/35 (f)	550,070	550,414
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.372% 12/25/33 (f)	358,507	355,945
Class 2A1, 4.1851% 12/25/33 (f)	1,288,003	1,264,078
Series 2003-L Class 2A1, 3.9761% 1/25/34 (f)	2,418,198	2,364,371
Series 2004-B:
Class 1A1, 3.4033% 3/25/34 (f)	751,233	739,139
Class 2A2, 4.1237% 3/25/34 (f)	962,769	936,054
Series 2004-C Class 1A1, 3.3651% 4/25/34 (f)	1,488,306	1,461,508
Series 2004 D:
Class 1A1, 3.5491% 5/25/34 (f)	1,841,307	1,814,907
Class 2A2, 4.2063% 5/25/34 (f)	2,472,975	2,422,182
Series 2004-G Class 2A7, 4.5859% 8/25/34 (f)	1,921,910	1,905,629
Series 2004-H Class 2A1, 4.4977% 9/25/34 (f)	2,064,261	2,029,365
Bear Stearns Adjustable Rate Mortgage Trust Series
2005-6 Class 1A1, 5.1587% 8/25/35 (f)	3,958,991	3,954,589
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 4.4075% 4/25/34 (f)	429,926	430,409
Series 2004-AR6 Class 9A2, 4.4075% 10/25/34 (f) .	706,235	706,908
Granite Mortgages PLC floater Series 2004-2 Class 1C,
4.59% 6/20/44 (f)	653,037	654,057
Master Asset Securitization Trust Series 2004-9
Class 7A1, 6.3216% 5/25/17 (f)	1,829,752	1,838,999
Master Seasoned Securitization Trust Series 2004-1
Class 1A1, 6.2403% 8/25/17 (f)	1,454,608	1,476,561
Merrill Lynch Mortgage Investors, Inc.:
floater Series 2005-B Class A2, 3.75% 7/25/30 (f)	2,085,746	2,082,470
Series 2003-E Class XA1, 1% 10/25/28 (f)(h)	9,741,227	108,743
Series 2003-G Class XA1, 1% 1/25/29 (h)	8,580,049	98,925
Series 2003-H Class XA1, 1% 1/25/29 (a)(h)	7,474,186	88,586

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
Private Sponsor continued
Opteum Mortgage Acceptance Corp. floater
Series 2005-3 Class APT, 4.3275% 7/25/35 (f)	$ 1,337,976	$1,338,760
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	2,220,826	2,246,773
Series 2004-SL2 Class A1, 6.5% 10/25/16	300,585	305,115
Series 2004-SL3 Class A1, 7% 8/25/16	3,540,687	3,620,495
Residential Finance LP/Residential Finance Development
Corp. floater:
Series 2003-B:
Class B3, 5.49% 7/10/35 (a)(f)	2,305,916	2,346,270
Class B4, 5.69% 7/10/35 (a)(f)	1,729,437	1,761,864
Class B5, 6.29% 7/10/35 (a)(f)	1,633,357	1,668,066
Class B6, 6.79% 7/10/35 (a)(f)	768,639	784,972
Series 2003-CB1:
Class B3, 5.39% 6/10/35 (a)(f)	806,107	820,213
Class B4, 5.59% 6/10/35 (a)(f)	719,738	733,233
Class B5, 6.19% 6/10/35 (a)(f)	489,422	499,822
Class B6, 6.69% 6/10/35 (a)(f)	292,693	298,913
Series 2004-B:
Class B4, 5.04% 2/10/36 (a)(f)	293,729	298,134
Class B5, 5.49% 2/10/36 (a)(f)	293,729	298,869
Class B6, 5.94% 2/10/36 (a)(f)	97,910	99,745
Series 2004-C:
Class B4, 4.89% 9/10/36 (f)	394,139	399,066
Class B5, 5.29% 9/10/36 (f)	492,674	498,216
Class B6, 5.69% 9/10/36 (f)	98,535	100,013
Residential Funding Securities Corp. Series 2003-RP2
Class A1, 4.4875% 6/25/33 (a)(f)	908,540	911,521
Sequoia Mortgage Funding Trust Series 2003-A Class
AX1, 0.8% 10/21/08 (a)(h)	30,430,369	205,758
Sequoia Mortgage Trust floater Series 2004-8 Class A2,
4.41% 9/20/34 (f)	1,433,532	1,433,432
WAMU Mortgage pass thru certificates:
floater Series 2005-AR13 Class A1C1, 4.2275%
10/25/45 (f)	2,470,000	2,470,000
sequential pay Series 2002-S6 Class A25, 6%
10/25/32	628,491	628,194
Series 2003-AR12 Class A5, 4.043% 2/25/34	5,000,000	4,874,146
Washington Mutual Mortgage Securities Corp.
sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	282,599	289,947
Series 2004-RA2 Class 2A, 7% 7/25/33	449,710	457,351

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
Private Sponsor continued
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-T Class A1, 3.4546% 9/25/34 (f)	$ 2,183,625	$ 2,169,402
Series 2005-AR10 Class 2A2, 4.1105% 6/25/35 (f) .	2,999,305	2,939,197
Series 2005-AR4 Class 2A2, 4.5373% 4/25/35 (f)	2,534,894	2,482,324
Series 2005-AR9 Class 2A1, 4.362% 5/25/35 (f)	1,372,558	1,353,025

TOTAL PRIVATE SPONSOR		65,616,675
U.S. Government Agency 0.9%
Fannie Mae planned amortization class Series 2003-39
Class PV, 5.5% 9/25/22	3,045,000	3,011,695
Freddie Mac Multi-class participation certificates
guaranteed:
planned amortization class:
Series 2702 Class WB, 5% 4/15/17	2,480,000	2,462,397
Series 2773 Class JD, 5% 3/15/18	3,849,000	3,796,258
sequential pay Series 2473 Class VK, 6.5% 10/15/18	3,595,981	3,602,130
Ginnie Mae guaranteed REMIC pass thru securities
planned amortization class Series 2001-45 Class GC,
6.5% 10/20/30	58,671	58,547

TOTAL U.S. GOVERNMENT AGENCY		12,931,027

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $79,618,432)		78,547,702

Commercial Mortgage Securities 7.8%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1%
8/13/29	105,402	107,529
Series 1997-D5 Class PS1, 1.6354% 2/14/43 (f)(h) .	17,274,032	823,030
Banc of America Commercial Mortgage, Inc. Series
2002-2 Class XP, 2.0162% 7/11/43 (a)(f)(h)	10,961,126	652,959
Banc of America Large Loan, Inc. floater Series
2003 BBA2:
Class C, 4.44% 11/15/15 (a)(f)	265,000	265,811
Class D, 4.52% 11/15/15 (a)(f)	410,000	412,082
Class F, 4.87% 11/15/15 (a)(f)	295,000	296,836
Class H, 5.37% 11/15/15 (a)(f)	265,000	266,401
Class J, 5.92% 11/15/15 (a)(f)	275,000	278,150
Class K, 6.57% 11/15/15 (a)(f)	245,000	244,537

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Bank of America Large Loan, Inc. floater Series
2005 ESHA:
Class E, 4.5256% 7/14/08 (a)(f)	$725,000	$724,933
Class F, 4.6956% 7/14/08 (a)(f)	435,000	434,959
Class G, 4.8256% 7/14/08 (a)(f)	215,000	214,980
Class H, 5.0456% 7/14/08 (a)(f)	290,000	289,973
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 4.3975% 4/25/34 (a)(f)	1,506,353	1,507,061
Class B, 5.9375% 4/25/34 (a)(f)	158,564	160,378
Class M1, 4.5975% 4/25/34 (a)(f)	158,564	159,257
Class M2, 5.2375% 4/25/34 (a)(f)	79,282	80,211
Series 2004-2 Class A, 4.4675% 8/25/34 (a)(f)	1,400,895	1,403,963
Series 2004-3:
Class A1, 4.4075% 1/25/35 (a)(f)	1,580,245	1,581,967
Class A2, 4.4575% 1/25/35 (a)(f)	232,389	232,462
Class M1, 4.5375% 1/25/35 (a)(f)	278,867	279,244
Class M2, 5.0375% 1/25/35 (a)(f)	185,911	187,017
Bear Stearns Commercial Mortgage Securities, Inc.:
sequential pay Series 2004-ESA Class A3, 4.741%
5/14/16 (a)	770,000	761,903
Series 2003-T12 Class X2, 0.8532% 8/13/39 (a)(f)(h)	6,510,351	150,045
Series 2004 ESA:
Class B, 4.888% 5/14/16 (a)	1,410,000	1,401,870
Class C, 4.937% 5/14/16 (a)	880,000	876,319
Class D, 4.986% 5/14/16 (a)	320,000	319,168
Class E, 5.064% 5/14/16 (a)	995,000	995,236
Class F, 5.182% 5/14/16 (a)	240,000	239,908
CDC Commercial Mortgage Trust Series 2002-FX1
Class XCL, 0.7836% 5/15/35 (a)(f)(h)	23,386,026	1,325,197
Chase Commercial Mortgage Securities Corp.
Series 2001 245 Class A2, 6.4842% 2/12/16 (a)(f)	980,000	1,034,356
COMM floater Series 2002-FL7 Class D, 4.54%
11/15/14 (a)(f)	600,000	602,202
Commercial Mortgage Asset Trust sequential pay
Series 1999-C2 Class A1, 7.285% 11/17/32	1,647,306	1,694,149
Commercial Mortgage pass thru certificates floater
Series 2004-CNL:
Class B, 4.37% 9/15/14 (a)(f)	440,000	440,163
Class D, 4.61% 9/15/14 (a)(f)	135,000	135,038
Class E, 4.67% 9/15/14 (a)(f)	185,000	185,116
Class F, 4.77% 9/15/14 (a)(f)	145,000	145,072
Class G, 4.95% 9/15/14 (a)(f)	330,000	330,122

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Commercial Mortgage pass thru certificates floater
Series 2004-CNL: – continued
Class H, 5.05% 9/15/14 (a)(f)	$355,000	$355,131
Class J, 5.57% 9/15/14 (a)(f)	120,000	120,303
Class K, 5.97% 9/15/14 (a)(f)	190,000	190,315
Class L, 6.17% 9/15/14 (a)(f)	155,000	154,950
CS First Boston Mortgage Securities Corp.:
floater Series 2004-HC1:
Class A2, 4.47% 12/15/21 (a)(f)	365,000	364,999
Class B, 4.72% 12/15/21 (a)(f)	945,000	944,996
sequential pay:
Series 1997-C2:
Class A2, 6.52% 1/17/35	52,805	52,883
Class A3, 6.55% 1/17/35	1,245,000	1,279,110
Series 1998-C1 Class A1B, 6.48% 5/17/40	2,799,293	2,889,562
Series 1999-C1 Class A2, 7.29% 9/15/41	7,550,000	8,051,295
Series 2001-CK3 Class A2, 6.04% 6/15/34	1,869,869	1,873,390
Series 1997-C2 Class D, 7.27% 1/17/35	755,000	798,726
Series 2001-CK6 Class AX, 0.645% 9/15/18 (h)	33,508,004	1,097,478
Deutsche Mortgage & Asset Receiving Corp. sequential
pay Series 1998-C1 Class D, 7.231% 6/15/31	635,000	666,310
DLJ Commercial Mortgage Corp. sequential pay:
Series 1998-CF1 Class A1B, 6.41% 2/18/31	4,229,469	4,334,801
Series 2000-CF1:
Class A1A, 7.45% 6/10/33	1,186,076	1,193,738
Class A1B, 7.62% 6/10/33	1,855,000	2,030,294
Equitable Life Assurance Society of the United States:
sequential pay Series 174 Class A1, 7.24%
5/15/06 (a)	1,500,000	1,518,449
Series 174 Class C1, 7.52% 5/15/06 (a)	1,000,000	1,012,679
First Union-Lehman Brothers Commercial Mortgage Trust
sequential pay Series 1997-C2 Class A3, 6.65%
11/18/29	400,285	410,617
GE Capital Commercial Mortgage Corp. Series 2001-1
Class X1, 0.7489% 5/15/33 (a)(f)(h)	22,848,962	809,201
GGP Mall Properties Trust sequential pay Series
2001-C1A Class A2, 5.007% 11/15/11 (a)	4,814,789	4,824,706
Ginnie Mae guaranteed Multi-family pass thru securities
sequential pay Series 2002-35 Class C, 5.8917%
10/16/23 (f)	370,000	378,660
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	2,030,000	1,937,445
Series 2003-36 Class C, 4.254% 2/16/31	1,685,000	1,622,047

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Ginnie Mae guaranteed REMIC pass thru securities: -
continued
sequential pay:
Series 2003-47 Class C, 4.227% 10/16/27	$ 2,990,432	$2,911,260
Series 2003-59 Class D, 3.654% 10/16/27	3,060,000	2,851,738
Series 2003-47 Class XA, 0.0199% 6/16/43 (f)(h)	7,756,367	386,529
GMAC Commercial Mortgage Securities, Inc. Series
2004-C3 Class X2, 0.9004% 12/10/41 (f)(h)	13,465,000	372,477
Greenwich Capital Commercial Funding Corp. Series
2005-GG3 Class XP, 0.9818% 8/10/42 (a)(f)(h)	61,434,000	2,101,964
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (a)	2,895,000	3,098,682
Series 2003-C1 Class A2A, 3.59% 1/10/40	1,560,000	1,521,051
Series 2001-LIBA Class C, 6.733% 2/14/16 (a)	815,000	872,177
Series 2005-GG4 Class XP, 0.734% 7/10/39 (a)(h)	47,170,000	1,681,285
Heller Financial Commercial Mortgage Asset Corp.
sequential pay Series 2000-PH1 Class A1, 7.715%
1/17/34	961,887	977,393
Hilton Hotel Pool Trust:
sequential pay Series 2000-HLTA Class A1, 7.055%
10/3/15 (a)	1,241,917	1,307,901
Series 2000-HLTA Class D, 7.555% 10/3/15 (a)	1,405,000	1,504,139
Host Marriott Pool Trust sequential pay Series
1999-HMTA Class B, 7.3% 8/3/15 (a)	530,000	568,635
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2004 C1 Class X2, 1.2499% 1/15/38 (a)(f)(h)	4,920,894	185,867
LB-UBS Commercial Mortgage Trust sequential pay
Series 2000-C3 Class A1, 7.95% 7/15/09	1,757,028	1,810,275
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A
Class B, 4.13% 11/20/37 (a)	4,000,000	3,697,496
Lehman Brothers Floating Rate Commercial Mortgage
Trust floater Series 2003-LLFA:
Class J, 5.9956% 12/16/14 (a)(f)	1,480,000	1,474,503
Class K1, 6.4956% 12/16/14 (a)(f)	770,000	766,751
Morgan Stanley Capital I, Inc. Series 2005-IQ9
Class X2, 1.2032% 7/15/56 (a)(f)(h)	16,050,000	763,003
Morgan Stanley Dean Witter Capital I Trust sequential
pay Series 2001-PPM Class A2, 6.4% 2/15/31	1,926,095	1,988,954
Mortgage Capital Funding, Inc. sequential pay
Series 1998-MC2 Class A2, 6.423% 6/18/30	1,251,044	1,285,950
Nationslink Funding Corp. sequential pay Series 1999-2
Class A1C, 7.03% 6/20/31	514,874	522,110
Thirteen Affiliates of General Growth Properties, Inc.
sequential pay Series 1 Class A2, 6.602% 11/15/07 (a)	2,500,000	2,577,752
See accompanying notes which are an integral part of the financial statements.

Annual Report 30

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (a)	$ 3,675,000	$ 3,739,640
Class C4, 6.893% 5/15/16 (a)	8,000,000	8,555,179
Wachovia Bank Commercial Mortgage Trust sequential pay:
Series 2003-C7 Class A1, 4.241% 10/15/35 (a)	2,776,219	2,697,945
Series 2003-C8 Class A3, 4.445% 11/15/35	4,050,000	3,925,535
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $116,120,730)		114,297,880

Foreign Government and Government Agency Obligations 0.7%

Israeli State 4.625% 6/15/13	480,000	456,600
Korean Republic 4.875% 9/22/14	1,415,000	1,374,787
United Mexican States:
4.625% 10/8/08	1,760,000	1,738,880
5.875% 1/15/14	2,510,000	2,550,160
7.5% 1/14/12	3,650,000	4,044,200
TOTAL FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $9,726,243)		10,164,627

Fixed Income Funds 14.7%
	Shares
Fidelity Specialized High Income Central Investment Portfolio (g)	. 150,068	14,756,186
Fidelity Ultra-Short Central Fund (g)	1,998,361	198,736,992
TOTAL FIXED INCOME FUNDS
(Cost $213,483,765)		213,493,178

Cash Equivalents 1.3%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by U.S.
Government Obligations, in a joint trading account at
4.03%, dated 10/31/05 due 11/1/05)
(Cost $19,062,000)	$19,064,135	19,062,000

TOTAL INVESTMENT PORTFOLIO 99.7%
(Cost $1,469,142,752)		1,450,277,514

NET OTHER ASSETS – 0.3%		4,147,930
NET ASSETS 100%		$ 1,454,425,444

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments continued

Swap Agreements

	Expiration	Notional	Value
	Date	Amount

Credit Default Swap
Receive quarterly a fixed rate of .4%
multiplied by the notional amount and pay
to Merrill Lynch, Inc., upon each default
event of one of the issues of Dow Jones
CDX N.A. Investment Grade 4, par value
of the proportional notional amount (d)	June 2010	$10,000,000	$(55,928)
Receive quarterly a fixed rate of .45%
multiplied by the notional amount and pay
to Goldman Sachs, upon each default
event of one of the issues of Dow Jones
CDX N.A. Investment Grade 5, par value
of the proportional notional amount (e)	Dec. 2010	15,000,000	(12,416)
Receive quarterly a fixed rate of .5%
multiplied by the notional amount and pay
to Merrill Lynch, Inc., upon each default
event of one of the issues of Dow Jones
CDX N.A. Investment Grade 3, par value
of the proportional notional amount (c)	March 2010	6,425,000	4,985
Receive quarterly a fixed rate of .7%
multiplied by the notional amount and pay
to Deutsche Bank, upon each default event
of one of the issues of Dow Jones CDX
N.A. Investment Grade 3, par value of the
proportional notional amount (c)	March 2015	6,425,000	(38,484)
Receive quarterly notional amount multiplied
by .35% and pay Goldman Sachs upon
default event of Southern California Edison
Co., par value of the notional amount of
Southern California Edison Co. 7.625%
1/15/10	Sept. 2010	1,600,000	430
Receive quarterly notional amount multiplied
by .41% and pay Goldman Sachs upon
default event of Sempra Energy, par value
of the notional amount of Sempra Energy
7.95% 3/1/10	Sept. 2010	1,380,000	(480)
Receive quarterly notional amount multiplied
by .42% and pay Morgan Stanley, Inc.
upon default event of Sempra Energy, par
value of the notional amount of Sempra
Energy 6% 2/1/13	Sept. 2010	1,000,000	98

See accompanying notes which are an integral part of the financial statements.

Annual Report	32

Swap Agreements continued
	Expiration	Notional	Value
	Date	Amount

Credit Default Swap – continued
Receive quarterly notional amount multiplied
by .47% and pay JPMorgan Chase, Inc.
upon default event of Fannie Mae, par
value of the notional amount of Fannie
Mae 4.625% 5/1/13	June 2010	$ 2,500,000	$ 26,080
Receive quarterly notional amount multiplied
by .6% and pay Deutsche Bank upon
default event of Tyco International Group
SA, par value of the notional amount of
Tyco International Group SA 6%
11/15/13	June 2010	700,000	3,358

TOTAL CREDIT DEFAULT SWAP		45,030,000	(72,357)
Interest Rate Swap
Receive quarterly a fixed rate equal to
3.098% and pay quarterly a floating rate
based on 3-month LIBOR with Morgan
Stanley, Inc.	April 2007	14,440,000	(338,280)
Receive quarterly a fixed rate equal to
3.1422% and pay quarterly a floating rate
based on 3-month LIBOR with JPMorgan
Chase, Inc.	April 2007	12,300,000	(280,316)
Receive quarterly a fixed rate equal to
3.177% and pay quarterly a floating rate
based on 3-month LIBOR with JPMorgan
Chase, Inc.	Nov. 2006	50,000,000	(836,965)
Receive quarterly a fixed rate equal to
4.3875% and pay quarterly a floating rate
based on 3-month LIBOR with Credit
Suisse First Boston	March 2010	6,425,000	(115,721)
Receive quarterly a fixed rate equal to
4.774% and pay quarterly a floating rate
based on 3-month LIBOR with Credit
Suisse First Boston	March 2015	6,425,000	(105,697)
Receive quarterly a fixed rate equal to
4.898% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	July 2014	5,300,000	(38,777)

TOTAL INTEREST RATE SWAP		94,890,000	(1,715,756)

See accompanying notes which are an integral part of the financial statements.

	33		Annual Report

Investments continued

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Total Return Swap
Receive monthly a return equal to Banc of
America Securities LLC AAA 10 Yr
Commercial Mortgage Backed Securities
Daily Index and pay monthly a floating
rate based on 1-month LIBOR minus 20
basis points with Bank of America	July 2006	$ 2,700,000	$ (49,430)
Receive monthly a return equal to Banc of
America Securities LLC AAA 10 Yr
Commercial Mortgage Backed Securities
Daily Index and pay monthly a floating
rate based on 1-month LIBOR minus 40
basis points with Bank of America	March 2006	2,700,000	(37,946)
Receive monthly a return equal to Lehman
Brothers CMBS AAA 8.5+ Index and pay
monthly a floating rate based on 1-month
LIBOR minus 25 basis points with Deutsche
Bank	April 2006	2,700,000	(46,551)
Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index and
pay monthly a floating rate based on
1-month LIBOR minus 15 basis points with
Citibank	April 2006	1,500,000	(16,446)
Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index and
pay monthly a floating rate based on
1-month LIBOR minus 20 basis points with
Lehman Brothers, Inc.	March 2006	600,000	(6,536)
Receive monthly a return equal to Lehman
Brothers Commercial Mortgage Backed
Securities AAA Daily Index and pay
monthly a floating rate based on 1-month
LIBOR minus 25 basis points with Bank of
America	Dec. 2005	2,600,000	(28,588)
Receive quarterly a return equal to Banc of
America Securities LLC AAA 10 Yr
Commercial Mortgage Backed Securities
Daily Index and pay quarterly a floating
rate based on 3-month LIBOR minus 40
basis points with Bank of America	Nov. 2005	5,400,000	(148,626)

TOTAL TOTAL RETURN SWAP		18,200,000	(334,123)

		$ 158,120,000	$(2,122,236)

See accompanying notes which are an integral part of the financial statements.

Annual Report	34

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $118,779,504
or 8.2% of net assets.

(b) Security or a portion of the security
purchased on a delayed delivery or
when-issued basis.

(c) Dow Jones CDX N.A. Investment Grade
3 is a tradable index of credit default
swaps on investment grade debt of U.S.
companies.

(d) Dow Jones CDX N.A. Investment Grade
4 is a tradable index of credit default
swaps on investment grade debt of U.S.
companies.

(e) Dow Jones CDX N.A. Investment Grade
5 is a tradable index of credit default
swaps on investment grade debt of U.S.
companies.

(f) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(g) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. A complete unaudited
listing of the fixed-income central fund’s
holdings is provided at the end of this
report.

(h) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (including repurchase
agreements of $19,062,000) (cost $1,469,142,752)
— See accompanying schedule		$1,450,277,514
Cash		549
Receivable for investments sold		1,875,699
Receivable for fund shares sold		1,905,534
Interest receivable		12,422,216
Other receivables		15,054
Total assets		1,466,496,566

Liabilities
Payable for investments purchased
Regular delivery	$1,622,057
Delayed delivery	2,527,876
Payable for fund shares redeemed	4,330,670
Distributions payable	290,746
Swap agreements, at value	2,122,236
Accrued management fee	398,418
Distribution fees payable	277,405
Other affiliated payables	303,132
Other payables and accrued expenses	198,582
Total liabilities		12,071,122

Net Assets		$ 1,454,425,444
Net Assets consist of:
Paid in capital		$1,462,732,108
Undistributed net investment income		5,771,423
Accumulated undistributed net realized gain (loss) on
investments		6,792,777
Net unrealized appreciation (depreciation) on
investments		(20,870,864)
Net Assets		$ 1,454,425,444

See accompanying notes which are an integral part of the financial statements.

Annual Report

36

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($219,440,582 ÷ 20,185,730 shares)	$10.87

Maximum offering price per share (100/96.25 of $10.87)	$11.29
Class T:
Net Asset Value and redemption price per share
($622,244,629 ÷ 57,215,002 shares)	$10.88

Maximum offering price per share (100/97.25 of $10.88)	$11.19
Class B:
Net Asset Value and offering price per share
($73,016,976 ÷ 6,722,731 shares)A	$10.86

Class C:
Net Asset Value and offering price per share
($74,522,337 ÷ 6,866,490 shares)A	$10.85

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($465,200,920 ÷ 42,712,395 shares)	$10.89

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Financial Statements continued

Statement of Operations
	Year ended October 31, 2005

Investment Income
Interest		$61,383,949
Security lending		26,456
Total income		61,410,405

Expenses
Management fee	$5,311,476
Transfer agent fees	2,951,330
Distribution fees	3,629,988
Accounting and security lending fees	512,735
Independent trustees’ compensation	6,561
Custodian fees and expenses	51,161
Registration fees	123,291
Audit	69,709
Legal	4,710
Miscellaneous	142,376
Total expenses before reductions	12,803,337
Expense reductions	(27,914)	12,775,423

Net investment income		48,634,982
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	7,057,232
Futures contracts	642,445
Swap agreements	195,608
Total net realized gain (loss)		7,895,285
Change in net unrealized appreciation (depreciation) on:
Investment securities	(47,434,544)
Futures contracts	(775,947)
Swap agreements	(2,729,000)
Total change in net unrealized appreciation
(depreciation)		(50,939,491)
Net gain (loss)		(43,044,206)
Net increase (decrease) in net assets resulting from
operations		$5,590,776

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 48,634,982	$ 43,185,408
Net realized gain (loss)	7,895,285	21,665,513
Change in net unrealized appreciation (depreciation) .	(50,939,491)	(7,465,222)
Net increase (decrease) in net assets resulting
from operations	5,590,776	57,385,699
Distributions to shareholders from net investment income .	(46,348,627)	(43,133,805)
Distributions to shareholders from net realized gain	(17,912,078)	(11,494,932)
Total distributions	(64,260,705)	(54,628,737)
Share transactions - net increase (decrease)	165,772,627	42,753,199
Total increase (decrease) in net assets	107,102,698	45,510,161

Net Assets
Beginning of period	1,347,322,746	1,301,812,585
End of period (including undistributed net investment
income of $5,771,423 and undistributed net
investment income of $4,872,342, respectively)	$ 1,454,425,444	$ 1,347,322,746

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Financial Highlights Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.34	$ 11.32	$ 11.06	$ 11.01	$10.30
Income from Investment
Operations
Net investment incomeC	397.385		.420	.521F	.619
Net realized and unrealized
gain (loss)	(.338)	.120	.254	.055F	.713
Total from investment operations	059.505		.674	.576	1.332
Distributions from net investment
income	(.379)	(.385)	(.414)	(.526)	(.622)
Distributions from net realized
gain	(.150)	(.100)	—	—	—
Total distributions	(.529)	(.485)	(.414)	(.526)	(.622)
Net asset value, end of period	$ 10.87	$ 11.34	$ 11.32	$ 11.06	$11.01
Total ReturnA,B	54%	4.58%	6.16%	5.44%	13.28%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	81%	.84%	.81%	.83%	.83%
Expenses net of voluntary
waivers, if any	81%	.84%	.81%	.83%	.83%
Expenses net of all reductions	80%	.84%	.81%	.82%	.82%
Net investment income	3.60%	3.42%	3.72%	4.82%F	5.82%
Supplemental Data
Net assets, end of period
(000 omitted)	$219,441	$186,748	$166,701	$133,236	$92,027
Portfolio turnover rate	73%	96%	108%	121%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

Financial Highlights Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.35	$ 11.32	$ 11.06	$ 11.02	$10.31
Income from Investment
Operations
Net investment incomeC	386.374		.408	.508F	.603
Net realized and unrealized
gain (loss)	(.338)	.130	.253	.044F	.713
Total from investment operations	048.504		.661	.552	1.316
Distributions from net investment
income	(.368)	(.374)	(.401)	(.512)	(.606)
Distributions from net realized
gain	(.150)	(.100)	—	—	—
Total distributions	(.518)	(.474)	(.401)	(.512)	(.606)
Net asset value, end of period	$ 10.88	$ 11.35	$ 11.32	$ 11.06	$11.02
Total ReturnA,B	43%	4.56%	6.03%	5.21%	13.11%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	91%	.95%	.93%	.95%	.97%
Expenses net of voluntary
waivers, if any	91%	.95%	.93%	.95%	.97%
Expenses net of all reductions	91%	.95%	.93%	.95%	.97%
Net investment income	3.49%	3.32%	3.60%	4.70%F	5.67%
Supplemental Data
Net assets, end of period
(000 omitted)	$622,245	$680,947	$711,263	$684,618	$546,276
Portfolio turnover rate	73%	96%	108%	121%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Financial Highlights Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.33	$ 11.31	$ 11.05	$ 11.01	$10.30
Income from Investment
Operations
Net investment incomeC	310.295		.331	.436F	.534
Net realized and unrealized
gain (loss)	(.338)	.120	.253	.044F	.713
Total from investment operations	(.028)	.415	.584	.480	1.247
Distributions from net investment
income	(.292)	(.295)	(.324)	(.440)	(.537)
Distributions from net realized
gain	(.150)	(.100)	—	—	—
Total distributions	(.442)	(.395)	(.324)	(.440)	(.537)
Net asset value, end of period	$ 10.86	$ 11.33	$ 11.31	$ 11.05	$11.01
Total ReturnA,B	(.25)%	3.75%	5.32%	4.52%	12.40%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	1.61%	1.66%	1.60%	1.61%	1.62%
Expenses net of voluntary
waivers, if any	1.60%	1.65%	1.60%	1.61%	1.62%
Expenses net of all reductions	1.60%	1.65%	1.60%	1.61%	1.62%
Net investment income	2.80%	2.62%	2.92%	4.03%F	5.02%
Supplemental Data
Net assets, end of period
(000 omitted)	$73,017	$118,751	$154,697	$178,062	$113,424
Portfolio turnover rate	73%	96%	108%	121%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Financial Highlights Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.32	$ 11.30	$ 11.04	$ 11.00	$10.29
Income from Investment
Operations
Net investment incomeC	301.289		.322	.428F	.525
Net realized and unrealized
gain (loss)	(.337)	.120	.254	.044F	.716
Total from investment operations	(.036)	.409	.576	.472	1.241
Distributions from net investment
income	(.284)	(.289)	(.316)	(.432)	(.531)
Distributions from net realized
gain	(.150)	(.100)	—	—	—
Total distributions	(.434)	(.389)	(.316)	(.432)	(.531)
Net asset value, end of period	$ 10.85	$ 11.32	$ 11.30	$ 11.04	$11.00
Total ReturnA,B	(.33)%	3.70%	5.26%	4.45%	12.34%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	1.67%	1.70%	1.67%	1.68%	1.69%
Expenses net of voluntary
waivers, if any	1.67%	1.70%	1.67%	1.68%	1.69%
Expenses net of all reductions	1.67%	1.70%	1.67%	1.68%	1.69%
Net investment income	2.73%	2.57%	2.86%	3.96%F	4.96%
Supplemental Data
Net assets, end of period
(000 omitted)	$74,522	$91,149	$113,849	$98,158	$63,538
Portfolio turnover rate	73%	96%	108%	121%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Financial Highlights Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.36	$ 11.34	$ 11.08	$ 11.03	$10.32
Income from Investment
Operations
Net investment incomeB	417.400		.437	.539E	.638
Net realized and unrealized
gain (loss)	(.339)	.122	.254	.053E	.711
Total from investment operations	078.522		.691	.592	1.349
Distributions from net investment
income	(.398)	(.402)	(.431)	(.542)	(.639)
Distributions from net realized
gain	(.150)	(.100)	—	—	—
Total distributions	(.548)	(.502)	(.431)	(.542)	(.639)
Net asset value, end of period	$ 10.89	$ 11.36	$ 11.34	$ 11.08	$11.03
Total ReturnA	71%	4.72%	6.30%	5.59%	13.45%
Ratios to Average Net AssetsC,D
Expenses before expense
reductions	63%	.70%	.66%	.67%	.66%
Expenses net of voluntary
waivers, if any	63%	.70%	.66%	.67%	.66%
Expenses net of all reductions	63%	.70%	.66%	.67%	.66%
Net investment income	3.77%	3.57%	3.87%	4.97%E	5.98%
Supplemental Data
Net assets, end of period
(000 omitted)	$465,201	$269,727	$155,302	$114,546	$91,168
Portfolio turnover rate	73%	96%	108%	121%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central funds.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

44

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Intermediate Bond Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of pur chase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ

45 Annual Report

Notes to Financial Statements continued
1. Significant Accounting Policies continued
Security Valuation - continued

from published prices for the same securities. Investments in open end mutual funds, including Central Funds, are valued at their closing net asset value each business day Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, and losses deferred due to wash sales.

Annual Report

46

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$8,404,496
Unrealized depreciation	(27,555,638)
Net unrealized appreciation (depreciation)	(19,151,142)
Undistributed ordinary income	3,220,331
Undistributed long term capital gain	6,167,549

Cost for federal income tax purposes	$1,469,428,656

The tax character of distributions paid was as follows:

	October 31, 2005	October 31, 2004
Ordinary Income	$48,736,904	$43,133,805
Long term Capital Gains	15,523,801	11,494,932
Total	$64,260,705	$54,628,737

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of

47 Annual Report

Notes to Financial Statements continued
2. Operating Policies continued
Delayed Delivery Transactions and When Issued Securities continued

a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter parties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Annual Report

48

2. Operating Policies continued

Swap Agreements continued

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively .

Swaps are marked to market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the State ment of Assets and Liabilities. These risks include changes in the returns of the under lying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the

49 Annual Report

Notes to Financial Statements continued

2. Operating Policies continued

Mortgage Dollar Rolls continued

securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $332,889,137 and $440,472,599, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was ..38% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$294,649	$880
Class T	0%	.25%	1,651,030	4,812
Class B	65%	.25%	844,258	610,620
Class C	75%	.25%	840,051	82,422
			$3,629,988	$698,734

Annual Report

50

4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$69,659
Class T	15,186
Class B*	129,103
Class C*	6,359
$220,307

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$417,835.21
Class T	1,414,953.21
Class B	240,686.26
Class C	187,675.22
Institutional Class	690,181.19
	$2,951,330

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

51 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM or Fidelity Management & Research Company, Inc. (FMRC), each an affiliate of FMR. The Ultra Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment grade debt securities. The Specialized High Income Central Investment Portfolio seeks a high level of current income by normally investing in income producing debt securities, with an emphasis on lower quality debt securities.

The fund’s Schedule of Investments lists each applicable CIP as an investment of the fund but does not include the underlying holdings of each CIP. Based on their investment objectives, each CIP may invest or participate in various investment vehicles or strate gies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of each CIP and the fund.

A complete unaudited list of holdings for each CIP is available at the end of this report. In addition, a copy of each CIP’s financial statements is available on the EDGAR Database on the SEC’s website www.sec.gov, or at the Commission’s public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,277,418 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

Annual Report

52

6. Security Lending continued

market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser
Class B	1.65% - 1.58%*	$10,942
* Expense limitation in effect at period end.

In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $4,115. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$3,565
Class T	9,195
Class C	97
$12,857

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

53 Annual Report

Notes to Financial Statements continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,			2005	2004
From net investment income
Class A			$6,750,916	$5,915,915
Class T			21,938,255	22,901,690
Class B			2,468,615	3,459,536
Class C			2,155,983	2,570,379
Institutional Class			13,034,858	8,286,285
Total			$46,348,627	$43,133,805
From net realized gain
Class A			$2,485,599	$1,464,510
Class T			8,985,225	6,264,742
Class B			1,506,398	1,325,653
Class C			1,194,745	978,409
Institutional Class			3,740,111	1,461,618
Total			$17,912,078	$11,494,932

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class A
Shares sold	8,880,810	7,744,377	$ 98,032,653	$87,127,693
Reinvestment of
distributions	712,081	582,634	7,878,261	6,563,346
Shares redeemed	(5,873,872)	(6,592,886)	(64,959,678)	(74,002,402)
Net increase (decrease) .	3,719,019	1,734,125	$ 40,951,236	$19,688,637
Class T
Shares sold	17,421,833	21,723,985	$192,781,788	$245,032,503
Reinvestment of
distributions	2,664,683	2,460,610	29,505,458	27,731,765
Shares redeemed	(22,891,513)	(26,997,272)	(253,165,506)	(304,328,408)
Net increase (decrease) .	(2,804,997)	(2,812,677)	$ (30,878,260)	$(31,564,140)
Class B
Shares sold	796,684	1,709,158	$ 8,809,947	$19,232,641
Reinvestment of
distributions	293,999	334,596	3,254,211	3,766,954
Shares redeemed	(4,848,523)	(5,246,363)	(53,542,026)	(58,993,326)
Net increase (decrease) .	(3,757,840)	(3,202,609)	$ (41,477,868)	$(35,993,731)

Annual Report

54

10. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class C
Shares sold	1,502,035	1,869,844	$ 16,597,884	$ 21,049,741
Reinvestment of
distributions	254,887	258,123	2,818,224	2,904,240
Shares redeemed	(2,940,524)	(4,154,782)	(32,438,326)	(46,673,540)
Net increase (decrease) .	(1,183,602)	(2,026,815)	$ (13,022,218)	$ (22,719,559)
Institutional Class
Shares sold	21,107,727	17,324,462	$233,901,844	$195,489,587
Reinvestment of
distributions	1,430,815	745,564	15,843,665	8,407,041
Shares redeemed	(3,567,194)	(8,029,624)	(39,545,772)	(90,554,636)
Net increase (decrease) .	18,971,348	10,040,402	$ 210,199,737	$ 113,341,992

55 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Intermediate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Intermediate Bond Fund (a fund of Fidelity Advisor Series II) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Intermediate Bond Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2005

Annual Report

56

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

57 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Intermediate Bond (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Adminis trative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

58

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

59 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institu tion and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

60

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corpora tion (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the Uni versity of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

61 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

62

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Advisor Series II. Prior to his retire ment in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Intermediate Bond. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

63 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Intermediate Bond. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Invest ments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Intermediate Bond. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a port folio manager in the Bond Group (1997 2004).

Ford O’Neil (43)

Year of Election or Appointment: 2004

Vice President of Advisor Intermediate Bond. Mr. O’Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O’Neil managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Intermediate Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Annual Report

64

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Intermediate Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice Presi dent and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Intermediate Bond. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Intermediate Bond. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Intermediate Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Intermediate Bond. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

65 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Intermediate Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Intermediate Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Intermediate Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Man ager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Advisor Intermediate Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Annual Report

66

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Intermediate Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Intermediate Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

67 Annual Report

Distributions

The Board of Trustees of Advisor Intermediate Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and divi dends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/12/05	12/09/05	$__	$0.05
Class T	12/12/05	12/09/05	$__	$0.05
Class B	12/12/05	12/09/05	$__	$0.05
Class C	12/12/05	12/09/05	$__	$0.05

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $6,842,124, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $15,505,173 or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts pre viously designated as capital gain dividends with respect to such year.

A total of 11.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

68

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

69 Annual Report

Proxy Voting Results - continued

	# of	% of
	Votes	Votes

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

PROPOSAL 3

To modify the fundamental investment objective of Fidelity Advisor Intermediate Bond Fund.

	# of	% of
	Votes	Votes
Affirmative	554,201,279.21	71.725
Against	28,796,271.69	3.727
Abstain	35,348,779.92	4.575
Broker
Non Votes .	154,331,521.67	19.973
TOTAL	772,677,852.49	100.000

A Denotes trust-wide proposals and voting results.

Annual Report 70

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Intermediate Bond Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

71 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a

Annual Report

72

large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

73 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for

Annual Report

74

the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 22% would mean that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund’s management contract that lowered the fund’s individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund’s management fee rate from 43 basis points to 33 basis points.

75 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, Class B, and Institu tional Class ranked below its competitive median for 2004, and the total expenses of Class C ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class’s total expenses by 10 basis points and the total expenses of Class C would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for

Annual Report

76

groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund’s management fee rate from 43 basis points to 33 basis points and the reduction in each class’s total expenses by 10 basis points would deliver significant economies to fund shareholders.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of

77 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

78

     The following is a complete listing of investments for Fidelity’s fixed income central funds as of October 31, 2005 which are direct or indirect investments of Fidelity Advisor Intermediate Bond Fund. These underlying holdings of the Fidelity fixed income central funds are not included in the Schedule of Investments as part of the Financial Statements.

79 Annual Report

Fidelity Specialized High Income Central Investment Portfolio
Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Nonconvertible Bonds 97.0%
	Principal	Value
	Amount
Aerospace – 3.4%
L 3 Communications Corp.:
5.875% 1/15/15	$ 2,000,000	$ 1,900,000
6.375% 10/15/15 (a)	3,000,000	2,962,500
7.625% 6/15/12	1,000,000	1,045,000
Orbital Sciences Corp. 9% 7/15/11	1,000,000	1,077,500
		6,985,000
Air Transportation – 0.4%
American Airlines, Inc. pass thru trust certificates
6.817% 5/23/11	870,000	787,350
Automotive 1.2%
Ford Motor Credit Co.:
6.625% 6/16/08	1,210,000	1,160,334
7.26% 11/2/07 (b)	690,000	685,683
General Motors Acceptance Corp. 6.875% 9/15/11	150,000	145,443
Navistar International Corp. 7.5% 6/15/11	500,000	470,000
		2,461,460
Building Materials – 1.0%
Anixter International, Inc. 5.95% 3/1/15	2,215,000	1,993,500
Cable TV 5.0%
EchoStar DBS Corp. 5.75% 10/1/08	8,500,000	8,319,370
Videotron Ltee 6.375% 12/15/15 (a)	2,000,000	1,980,000
		10,299,370
Capital Goods 1.2%
Leucadia National Corp. 7% 8/15/13	2,500,000	2,512,500
Chemicals – 3.6%
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	720,000	757,800
10.125% 9/1/08	2,155,000	2,327,400
Millennium America, Inc. 9.25% 6/15/08	1,000,000	1,072,500
NOVA Chemicals Corp.:
7.4% 4/1/09	2,745,000	2,779,313
7.5469% 11/15/13 (a)(b)	450,000	455,063
		7,392,076
Consumer Products – 0.9%
IKON Office Solutions, Inc. 7.75% 9/15/15 (a)	2,000,000	1,900,000
Diversified Media – 1.1%
Liberty Media Corp.:
8.25% 2/1/30	1,500,000	1,406,898
8.5% 7/15/29	1,000,000	953,458
		2,360,356

Annual Report 80

Nonconvertible Bonds continued
	Principal	Value
	Amount
Electric Utilities – 7.3%
AES Gener SA 7.5% 3/25/14	$4,000,000	$ 4,000,000
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (a)	500,000	556,250
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc.
7.375% 9/1/10	2,000,000	2,070,000
MSW Energy Holdings LLC/MSW Energy Finance Co.,
Inc. 8.5% 9/1/10	3,000,000	3,195,000
TECO Energy, Inc. 5.6931% 5/1/10 (b)	2,000,000	2,020,000
TXU Corp. 6.5% 11/15/24	3,500,000	3,167,500
		15,008,750
Energy – 8.1%
Chesapeake Energy Corp.:
6.5% 8/15/17 (a)	2,000,000	1,970,000
6.875% 1/15/16	3,000,000	3,015,000
7.5% 6/15/14	1,000,000	1,060,000
7.75% 1/15/15	2,000,000	2,115,000
Kerr-McGee Corp. 6.95% 7/1/24	2,265,000	2,318,440
Newfield Exploration Co. 6.625% 9/1/14	2,000,000	2,040,000
Pacific Energy Partners LP/Pacific Energy Finance Corp.
6.25% 9/15/15 (a)	1,500,000	1,488,750
Pogo Producing Co. 6.875% 10/1/17 (a)	2,800,000	2,772,000
		16,779,190
Environmental – 0.5%
Allied Waste North America, Inc. 5.75% 2/15/11	1,105,000	1,030,413
Food and Drug Retail – 0.1%
Stater Brothers Holdings, Inc. 7.37% 6/15/10 (b)	300,000	294,750
Food/Beverage/Tobacco – 2.4%
RJ Reynolds Tobacco Holdings, Inc. 6.5% 7/15/10 (a)	3,000,000	2,970,000
Smithfield Foods, Inc.:
7% 8/1/11	1,000,000	1,015,000
7.75% 5/15/13	1,000,000	1,047,500
		5,032,500
Gaming – 10.4%
Chukchansi Economic Development Authority:
7.9662% 11/15/12 (a)(b)	150,000	151,313
8% 11/15/13 (a)	250,000	251,875
Mandalay Resort Group 9.375% 2/15/10	2,000,000	2,172,500
MGM MIRAGE:
6% 10/1/09	6,000,000	5,895,000
6.625% 7/15/15 (a)	1,000,000	966,250
6.75% 9/1/12	1,000,000	992,500

81		Annual Report

Investments (Unaudited) continued

Nonconvertible Bonds continued
	Principal	Value
	Amount
Gaming – continued
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	$500,000	$483,750
6.375% 7/15/09	5,000,000	5,000,000
7.125% 8/15/14	1,000,000	1,025,000
8% 4/1/12	1,000,000	1,045,000
Seneca Gaming Corp.:
7.25% 5/1/12 (Reg. S) (a)	500,000	510,625
7.25% 5/1/12	1,000,000	1,021,250
Station Casinos, Inc. 6.875% 3/1/16 (a)	2,000,000	2,020,000
		21,535,063
Healthcare 4.8%
Mylan Laboratories, Inc.:
5.75% 8/15/10 (a)	1,000,000	988,750
6.375% 8/15/15 (a)	2,000,000	1,975,000
Omega Healthcare Investors, Inc. 7% 4/1/14	1,000,000	1,005,000
PerkinElmer, Inc. 8.875% 1/15/13	1,000,000	1,117,500
Senior Housing Properties Trust 8.625% 1/15/12	1,725,000	1,897,500
Service Corp. International (SCI) 7% 6/15/17 (a)	3,000,000	2,970,000
		9,953,750
Homebuilding/Real Estate – 6.4%
American Real Estate Partners/American Real Estate
Finance Corp.:
7.125% 2/15/13 (a)	3,000,000	2,902,500
8.125% 6/1/12	2,000,000	2,040,000
K. Hovnanian Enterprises, Inc. 6% 1/15/10	1,000,000	940,000
KB Home 7.75% 2/1/10	4,500,000	4,590,000
Standard Pacific Corp. 5.125% 4/1/09	200,000	186,000
WCI Communities, Inc. 6.625% 3/15/15	3,000,000	2,595,000
		13,253,500
Hotels 3.0%
Grupo Posadas SA de CV 8.75% 10/4/11 (a)	3,000,000	3,165,000
Host Marriott LP 7.125% 11/1/13	1,000,000	1,011,250
ITT Corp. 7.375% 11/15/15	1,875,000	1,989,844
		6,166,094
Insurance – 3.1%
Crum & Forster Holdings Corp. 10.375% 6/15/13	3,095,000	3,226,538
Fairfax Financial Holdings Ltd. 7.75% 4/26/12	1,000,000	920,000
UnumProvident Corp. 7.375% 6/15/32	2,265,000	2,210,656
		6,357,194

Annual Report

82

Nonconvertible Bonds continued
	Principal	Value
	Amount
Metals/Mining – 4.2%
Arch Western Finance LLC 6.75% 7/1/13	$3,000,000	$ 3,030,000
Century Aluminum Co. 7.5% 8/15/14	2,000,000	1,960,000
Southern Peru Copper Corp. 6.375% 7/27/15 (a)	870,000	850,572
Vedanta Resources PLC 6.625% 2/22/10 (a)	3,000,000	2,902,500
		8,743,072
Paper 4.1%
Catalyst Paper Corp. 8.625% 6/15/11	2,000,000	1,980,000
Georgia-Pacific Corp.:
8% 1/15/14	2,000,000	2,150,000
8% 1/15/24	1,000,000	1,065,000
8.875% 2/1/10	2,000,000	2,205,000
9.375% 2/1/13	1,000,000	1,105,000
		8,505,000
Publishing/Printing – 1.2%
R.H. Donnelley Finance Corp. I 10.875% 12/15/12	375,000	422,813
The Reader’s Digest Association, Inc. 6.5% 3/1/11	2,000,000	1,990,000
		2,412,813
Services – 1.2%
Corrections Corp. of America:
6.25% 3/15/13	160,000	157,800
7.5% 5/1/11	285,000	295,474
FTI Consulting, Inc. 7.625% 6/15/13 (a)	2,000,000	2,045,000
		2,498,274
Shipping – 2.1%
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	2,070,000	2,028,600
8.25% 3/15/13	1,000,000	1,067,500
Teekay Shipping Corp. 8.875% 7/15/11	1,000,000	1,132,500
		4,228,600
Steels – 0.5%
Gerdau AmeriSteel Corp./GUSAP Partners 10.375%
7/15/11	1,000,000	1,095,000
Super Retail – 1.5%
GSC Holdings Corp./Gamestop, Inc.:
7.875% 10/1/11 (a)(b)	1,370,000	1,378,563
8% 10/1/12 (a)	1,810,000	1,744,388
		3,122,951
Technology – 10.3%
Flextronics International Ltd. 6.25% 11/15/14	150,000	145,125

83		Annual Report

Investments (Unaudited) continued

Nonconvertible Bonds continued
	Principal	Value
	Amount
Technology – continued
Freescale Semiconductor, Inc.:
6.875% 7/15/11	$5,000,000	$ 5,162,500
7.125% 7/15/14	1,000,000	1,047,500
MagnaChip Semiconductor SA/MagnaChip
Semiconductor Finance Co. 7.12% 12/15/11 (b)	1,700,000	1,674,500
Sanmina-SCI Corp. 10.375% 1/15/10	1,500,000	1,635,000
STATS ChipPAC Ltd. 7.5% 7/19/10	4,000,000	4,010,000
Unisys Corp. 8% 10/15/12	1,000,000	875,000
Xerox Capital Trust I 8% 2/1/27	5,000,000	5,150,000
Xerox Corp.:
7.625% 6/15/13	1,000,000	1,060,000
9.75% 1/15/09	435,000	485,569
		21,245,194
Telecommunications – 7.4%
American Towers, Inc. 7.25% 12/1/11	500,000	523,750
Innova S. de R.L. 9.375% 9/19/13	690,000	761,588
Mobile Telesystems Finance SA 8% 1/28/12 (a)	1,540,000	1,586,200
Qwest Corp.:
7.12% 6/15/13 (a)(b)	1,000,000	1,055,000
8.875% 3/15/12	2,000,000	2,195,000
Rogers Communications, Inc.:
7.25% 12/15/12	4,000,000	4,200,000
9.625% 5/1/11	2,000,000	2,300,000
U.S. West Communications:
6.875% 9/15/33	2,500,000	2,218,750
7.5% 6/15/23	500,000	467,500
		15,307,788
Textiles & Apparel – 0.6%
Tommy Hilfiger USA, Inc. 6.85% 6/1/08	1,215,000	1,208,925
TOTAL NONCONVERTIBLE BONDS
(Cost $203,981,719)		200,470,433

Annual Report

84

Cash Equivalents 1.8%
	Maturity	Value
	Amount

Investments in repurchase agreements (Collateralized by U.S.
Treasury Obligations, in a joint trading account at 3.95%,
dated 10/31/05 due 11/1/05)
(Cost $3,720,000)	$ 3,720,408	$ 3,720,000

TOTAL INVESTMENT PORTFOLIO 98.8%
(Cost $207,701,719)		204,190,433

NET OTHER ASSETS – 1.2%		2,389,187

NET ASSETS 100%		$206,579,620

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $44,518,099 or
21.6% of net assets.

(b) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	82.9%
Canada	7.6%
Singapore	2.1%
Chile	1.9%
Mexico	1.9%
Luxembourg	1.6%
United Kingdom	1.4%
Others (individually less than 1%) .	0.6%
100.0%

85 Annual Report

Fidelity Ultra-Short Central Fund

Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Nonconvertible Bonds 4.7%
	Principal	Value
	Amount

CONSUMER DISCRETIONARY – 1.0%
Auto Components 0.3%
DaimlerChrysler NA Holding Corp.:
4.3138% 9/10/07 (d)	$16,665,000	$16,705,413
4.43% 5/24/06 (d)	4,700,000	4,711,816
		21,417,229
Media – 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,148,400
Cox Communications, Inc. (Reg. S) 4.4069%
12/14/07 (d)	12,140,000	12,231,062
Cox Radio, Inc. 6.625% 2/15/06	5,575,000	5,601,637
Liberty Media Corp. 5.37% 9/17/06 (d)	16,694,000	16,808,354
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,327,790
		51,117,243

TOTAL CONSUMER DISCRETIONARY		72,534,472

ENERGY 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,641,441

FINANCIALS – 1.5%
Capital Markets 0.1%
State Street Capital Trust II 4.29% 2/15/08 (d)	10,000,000	10,004,800
Commercial Banks – 0.4%
Santander US Debt SA Unipersonal 4.2406%
10/21/08 (a)(d)	15,000,000	14,994,240
Wells Fargo & Co. 3.8738% 3/10/08 (d)	16,600,000	16,600,149
		31,594,389
Consumer Finance – 0.3%
MBNA Europe Funding PLC 3.97% 9/7/07 (a)(d)	19,925,000	19,921,035
Insurance – 0.1%
Oil Insurance Ltd. 4.115% 10/6/06 (a)(d)	6,710,000	6,706,994
Thrifts & Mortgage Finance – 0.6%
Countrywide Financial Corp. 4.275% 4/11/07 (d)	11,025,000	11,036,411
Residential Capital Corp. 5.385% 6/29/07 (a)(d)	14,150,000	14,285,416
Washington Mutual Bank 3.9363% 8/25/08 (d)	16,325,000	16,331,726
		41,653,553

TOTAL FINANCIALS		109,880,771

Annual Report 86

Nonconvertible Bonds continued
	Principal	Value
	Amount

TELECOMMUNICATION SERVICES – 1.1%
Diversified Telecommunication Services – 1.0%
British Telecommunications PLC 7.875% 12/15/05	$18,145,000	$18,216,001
France Telecom SA 7.2% 3/1/06	5,600,000	5,648,054
GTE Corp. 6.36% 4/15/06	9,000,000	9,063,801
SBC Communications, Inc. 4.389% 6/5/06 (a)	15,315,000	15,281,001
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	5,997,360
Telefonos de Mexico SA de CV 4.5% 11/19/08	10,240,000	10,018,376
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,749,626
		70,974,219
Wireless Telecommunication Services – 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,547,696

TOTAL TELECOMMUNICATION SERVICES		76,521,915

UTILITIES – 0.9%
Electric Utilities – 0.1%
FirstEnergy Corp. 5.5% 11/15/06	7,752,000	7,796,915
Gas Utilities 0.2%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,259,611
Multi-Utilities – 0.6%
Dominion Resources, Inc. 4.27% 9/28/07 (d)	17,150,000	17,150,909
DTE Energy Co. 6.45% 6/1/06	13,190,000	13,312,957
NiSource, Inc. 3.628% 11/1/06	8,410,000	8,297,146
Sempra Energy 4.75% 5/15/09	5,500,000	5,400,632
		44,161,644

TOTAL UTILITIES		61,218,170

TOTAL NONCONVERTIBLE BONDS
(Cost $332,282,297)		331,796,769

U.S. Government Agency Obligations 0.8%

Federal Home Loan Bank 0% 12/28/05 (c)	2,000,000	1,987,524
Freddie Mac 0% 9/29/06	58,700,000	56,291,011
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $58,343,898)		58,278,535

87 Annual Report

Investments (Unaudited) continued

Asset Backed Securities 31.7%
	Principal	Value
	Amount
Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 4.3375% 7/25/34 (d)	$7,112,368	$7,122,452
Series 2004-3 Class 2A4, 4.3875% 10/25/34 (d)	10,777,421	10,798,210
Series 2004-4 Class A2D, 4.3875% 1/25/35 (d)	3,024,509	3,032,439
Series 2005-1:
Class M1, 4.5075% 4/25/35 (d)	11,280,000	11,283,784
Class M2, 4.7275% 4/25/35 (d)	5,275,000	5,288,502
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.6875% 6/25/32 (d)	1,842,987	1,859,743
Series 2002-HE2 Class M1, 4.8875% 8/25/32 (d)	18,631,213	18,697,799
Series 2003-FM1 Class M2, 5.8875% 11/25/32 (d) .	3,015,000	3,040,472
Series 2003-HS1:
Class M1, 4.7875% 6/25/33 (d)	800,000	803,725
Class M2, 5.7875% 6/25/33 (d)	856,000	869,893
Series 2003-NC1 Class M1, 4.8175% 7/25/33 (d)	1,600,000	1,608,045
Series 2004-HE1:
Class M1, 4.5375% 2/25/34 (d)	2,193,000	2,194,543
Class M2, 5.1375% 2/25/34 (d)	2,475,000	2,476,513
Series 2004-OP1:
Class M1, 4.5575% 4/25/34 (d)	4,420,000	4,424,175
Class M2, 5.0875% 4/25/34 (d)	6,240,000	6,329,673
Series 2005-HE2:
Class M1, 4.4775% 4/25/35 (d)	1,530,000	1,529,935
Class M2, 4.4875% 4/25/35 (d)	1,803,000	1,802,216
Class M3, 4.5175% 4/25/35 (d)	1,040,000	1,041,169
Class M4, 4.6775% 4/25/35 (d)	1,340,000	1,341,492
Series 2005-HE3:
Class A2A, 4.1375% 5/25/35 (d)	6,479,098	6,479,710
Class A2B, 4.2475% 5/25/35 (d)	4,370,000	4,367,746
Series 2005-SD1 Class A1, 4.4375% 11/25/50 (d)	2,201,641	2,204,227
Aesop Funding II LLC Series 2005-1A Class A2, 4.06%
4/20/09 (a)(d)	8,800,000	8,801,193
American Express Credit Account Master Trust:
Series 2002-6 Class B, 4.42% 3/15/10 (d)	5,000,000	5,027,519
Series 2004-1 Class B, 4.22% 9/15/11 (d)	5,775,000	5,797,268
Series 2004-C Class C, 4.47% 2/15/12 (a)(d)	14,647,039	14,680,935
Series 2005-1 Class A, 4% 10/15/12 (d)	15,455,000	15,484,663
Series 2005-6 Class C, 4.22% 3/15/11 (a)(d)	9,085,000	9,082,547
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,866,618
Series 2003-AM Class A4B, 4.36% 11/6/09 (d)	11,352,650	11,382,713
Series 2003-BX Class A4B, 4.27% 1/6/10 (d)	3,174,903	3,183,160
Series 2003-CF Class A3, 2.75% 10/9/07	7,314,903	7,294,188

Annual Report

88

Asset Backed Securities continued
	Principal	Value
	Amount
AmeriCredit Automobile Receivables Trust: – continued
Series 2005-1 Class C, 4.73% 7/6/10	$15,500,000	$ 15,332,099
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.7375% 8/25/32 (d)	2,523,714	2,533,852
Series 2003-1:
Class A2, 4.4475% 2/25/33 (d)	75,411	75,424
Class M1, 4.9375% 2/25/33 (d)	6,150,000	6,186,041
Series 2003-3 Class M1, 4.8375% 3/25/33 (d)	1,590,000	1,597,924
Series 2003-6:
Class M1, 4.7975% 8/25/33 (d)	7,560,000	7,609,129
Class M2, 5.8875% 5/25/33 (d)	2,750,000	2,801,355
Series 2003-11 Class M1, 4.7275% 1/25/34 (d)	2,995,000	3,023,395
Series 2003-AR1 Class M1, 5.1875% 1/25/33 (d)	7,000,000	7,062,460
Series 2004-R2:
Class M1, 4.4675% 4/25/34 (d)	1,230,000	1,229,950
Class M2, 4.5175% 4/25/34 (d)	950,000	949,961
Class M3, 4.5875% 4/25/34 (d)	3,500,000	3,499,857
Class M4, 5.0875% 4/25/34 (d)	4,500,000	4,499,811
Series 2004-R9 Class A3, 4.3575% 10/25/34 (d)	7,983,292	7,993,585
Series 2005-R1:
Class M1, 4.4875% 3/25/35 (d)	5,710,000	5,707,599
Class M2, 4.5175% 3/25/35 (d)	1,925,000	1,924,221
Series 2005-R2 Class M1, 4.4875% 4/25/35 (d)	12,500,000	12,499,470
Amortizing Residential Collateral Trust:
Series 2002-BC1 Class M2, 5.1375% 1/25/32 (d)	658,030	660,900
Series 2002-BC3 Class A, 4.3675% 6/25/32 (d)	2,411,175	2,418,359
Series 2002-BC6 Class M1, 4.7875% 8/25/32 (d)	24,900,000	25,087,069
Series 2002-BC7:
Class M1, 4.8375% 10/25/32 (d)	10,000,000	10,028,130
Class M2, 4.9375% 10/25/32 (d)	5,575,000	5,601,112
ARG Funding Corp.:
Series 2005-1A Class A2, 4.1% 4/20/09 (a)(d)	11,000,000	10,986,250
Series 2005-2A Class A2, 4.11% 5/20/09 (a)(d)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.8375% 9/25/33 (d)	20,000,000	20,581,260
Series 2003-W7 Class A2, 4.4275% 3/1/34 (d)	3,359,730	3,366,582
Series 2004-W5 Class M1, 4.6375% 4/25/34 (d)	3,960,000	3,964,656
Series 2004-W7:
Class M1, 4.5875% 5/25/34 (d)	4,085,000	4,084,828
Class M2, 4.6375% 5/25/34 (d)	3,320,000	3,319,862

89 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 4.35% 4/15/33 (d)	$11,498	$11,497
Class M1, 4.87% 4/15/33 (d)	11,365,000	11,409,578
Series 2003-HE3:
Class M1, 4.8% 6/15/33 (d)	2,185,000	2,195,876
Class M2, 5.97% 6/15/33 (d)	10,000,000	10,156,850
Series 2003-HE4 Class M2, 5.97% 8/15/33 (d)	5,695,000	5,773,315
Series 2003-HE5 Class A2A, 4.33% 8/15/33 (d)	43,174	43,171
Series 2003-HE6 Class M1, 4.6875% 11/25/33 (d) .	3,475,000	3,498,285
Series 2004-HE2 Class M1, 4.5875% 4/25/34 (d)	6,060,000	6,082,391
Series 2004-HE3:
Class M1, 4.5775% 6/25/34 (d)	1,450,000	1,457,513
Class M2, 5.1575% 6/25/34 (d)	3,350,000	3,390,758
Series 2004-HE6 Class A2, 4.3975% 6/25/34 (d)	14,200,440	14,228,720
Series 2005-HE2:
Class M1, 4.4875% 3/25/35 (d)	8,250,000	8,259,426
Class M2, 4.5375% 3/25/35 (d)	2,065,000	2,070,589
Series 2005-HE3 Class A4, 4.2375% 4/25/35 (d)	11,650,000	11,651,799
Series 2005-HE6 Class A2B, 4.2875% 7/25/35 (d)	10,000,000	10,011,523
Bank One Issuance Trust:
Series 2002-B1 Class B1, 4.35% 12/15/09 (d)	20,655,000	20,730,358
Series 2002-B3 Class B, 4.33% 8/15/08 (d)	14,500,000	14,501,949
Series 2002-C1 Class C1, 4.93% 12/15/09 (d)	7,980,000	8,060,392
Series 2003-C4 Class C4, 5% 2/15/11 (d)	14,910,000	15,196,998
Bayview Financial Acquisition Trust Series 2004-C Class
A1, 4.49% 5/28/44 (d)	7,542,899	7,557,924
Bayview Financial Asset Trust Series 2003-F Class A,
4.57% 9/28/43 (d)	8,681,613	8,700,137
Bayview Financial Mortgage Loan Trust Series 2004-A
Class A, 4.52% 2/28/44 (d)	5,007,203	5,021,783
Bear Stearns Asset Backed Securities, Inc. Series 2005-3
Class A1, 4.4875% 9/25/35 (d)	3,883,729	3,883,574
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 4.5375% 2/25/35 (d)	6,655,000	6,657,160
Class M2, 4.7875% 2/25/35 (d)	2,430,000	2,438,039
Series 2005-HE5 Class 1A1, 4.1475% 6/25/35 (d)	8,551,193	8,550,773
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,247,432	2,222,511
Series 2003-1 Class B, 4.44% 6/15/10 (a)(d)	4,586,078	4,597,226
Series 2003-2 Class B, 4.25% 1/15/09 (d)	2,205,651	2,209,063
Series 2005-1 Class B, 4.345% 6/15/10 (d)	5,725,000	5,757,286

Annual Report

90

Asset Backed Securities continued
	Principal	Value
	Amount
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 4.25% 1/15/10 (d)	$9,630,000	$9,649,960
Series 2004-B Class A4, 4.08% 8/15/11 (d)	16,300,000	16,305,203
Capital One Master Trust:
Series 1999-3 Class B, 4.45% 9/15/09 (d)	5,000,000	5,001,109
Series 2001-1 Class B, 4.48% 12/15/10 (d)	19,500,000	19,631,949
Series 2001-8A Class B, 4.52% 8/17/09 (d)	9,585,000	9,623,581
Series 2002-4A Class B, 4.47% 3/15/10 (d)	6,000,000	6,025,753
Capital One Multi-Asset Execution Trust Series 2003-B1
Class B1, 5.14% 2/17/09 (d)	15,470,000	15,529,018
Capital Trust Ltd. Series 2004-1:
Class A2, 4.45% 7/20/39 (a)(d)	2,968,000	2,967,819
Class B, 4.75% 7/20/39 (a)(d)	1,550,000	1,549,899
Class C, 5.1% 7/20/39 (a)(d)	1,994,000	1,993,860
Carrington Mortgage Loan Trust Series 2005-FRE1,
4.27% 7/25/28 (d)	15,580,000	15,580,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 5.0675% 1/25/32 (d)	3,011,477	3,013,877
Series 2002-HE2 Class M1, 4.7375% 1/25/33 (d)	9,278,431	9,303,430
Series 2002-HE3:
Class M1, 5.1375% 3/25/33 (d)	21,339,884	21,552,940
Class M2, 5.8913% 3/25/33 (d)	9,968,976	10,085,547
Series 2003-HE1:
Class M1, 4.5413% 8/25/33 (d)	1,907,142	1,913,564
Class M2, 5.5913% 8/25/33 (d)	4,369,996	4,413,584
Series 2003-HE2 Class A, 3.9913% 10/25/33 (d)	711,304	711,544
Series 2003-HE3:
Class M1, 4.7375% 11/25/33 (d)	2,254,989	2,275,001
Class M2, 5.7875% 11/25/33 (d)	1,719,992	1,748,101
Series 2004-HE2 Class M2, 5.2375% 7/26/34 (d)	2,345,000	2,365,376
Cendant Timeshare Receivables Funding LLC Series
2005 1A Class 2A2, 4.18% 5/20/17 (a)(d)	8,913,698	8,913,698
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 4.45% 3/16/09 (d)	1,305,000	1,310,274
Series 2003-6 Class C, 4.77% 2/15/11 (d)	16,400,000	16,649,472
Series 2004-1 Class B, 4.17% 5/15/09 (d)	4,105,000	4,104,720
Citibank Credit Card Issuance Trust:
Series 2001-B2 Class B2, 4.3038% 12/10/08 (d)	11,945,000	11,986,087
Series 2002-B1 Class B1, 4.2906% 6/25/09 (d)	9,010,000	9,036,081
Series 2002-C1 Class C1, 4.7369% 2/9/09 (d)	17,500,000	17,667,794
Series 2003-B1 Class B1, 4.0763% 3/7/08 (d)	25,000,000	25,016,290
Series 2003-C1 Class C1, 5.2% 4/7/10 (d)	17,785,000	18,161,062
91 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Citigroup Mortgage Loan Trust Series 2003-HE4 Class
A, 4.4475% 12/25/33 (a)(d)	$7,432,367	$7,433,138
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 4.08% 6/15/11 (d)	18,000,000	17,998,465
Class B, 4.37% 6/15/11 (d)	2,280,000	2,279,804
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 4.4675% 5/25/33 (d)	1,157,888	1,160,675
Series 2003-BC1 Class M2, 6.0375% 9/25/32 (d)	11,065,000	11,176,165
Series 2003-SD3 Class A1, 4.4575% 12/25/32 (a)(d)	687,059	690,247
Series 2004-2 Class M1, 4.5375% 5/25/34 (d)	5,200,000	5,208,709
Series 2004-3:
Class 3A4, 4.2875% 8/25/34 (d)	412,288	412,601
Class M1, 4.5375% 6/25/34 (d)	1,475,000	1,477,797
Series 2004-4:
Class A, 4.4075% 8/25/34 (d)	1,961,528	1,963,288
Class M1, 4.5175% 7/25/34 (d)	3,650,000	3,660,690
Class M2, 4.5675% 6/25/34 (d)	4,395,000	4,399,463
Series 2005-1:
Class 1AV2, 4.2375% 7/25/35 (d)	8,780,000	8,779,655
Class M1, 4.4575% 8/25/35 (d)	19,600,000	19,586,072
Class MV1, 4.4375% 7/25/35 (d)	3,135,000	3,133,772
Class MV2, 4.4775% 7/25/35 (d)	3,765,000	3,762,365
Class MV3, 4.5175% 7/25/35 (d)	1,560,000	1,561,446
Series 2005-3 Class MV1, 4.4575% 8/25/35 (d)	11,125,000	11,116,835
Series 2005-AB1 Class A2, 4.2475% 8/25/35 (d)	17,520,000	17,519,308
Series 2005-BC1 Class 2A2, 4.2375% 5/25/35 (d)	8,375,000	8,376,044
Series 2005-IM1 Class A1, 4.1675% 11/25/35 (d)	15,693,686	15,693,099
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 4.4275% 4/25/34 (d)	1,994,191	2,002,512
Series 2004-FRE1:
Class A2, 4.3875% 4/25/34 (d)	1,609,084	1,609,023
Class M3, 4.6875% 4/25/34 (d)	5,885,000	5,884,753
Discover Card Master Trust I:
Series 2003-4 Class B1, 4.3% 5/16/11 (d)	8,155,000	8,200,137
Series 2005-1 Class B, 4.12% 9/16/10 (d)	12,750,000	12,737,910
Fannie Mae guaranteed REMIC pass thru certificates
Series 2004-T5 Class AB3, 4.4295% 5/28/35 (d)	4,568,090	4,569,678
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.7175% 11/25/33 (d)	1,300,000	1,312,574
Class M2, 5.7875% 11/25/33 (d)	700,000	718,402
Series 2004-1 Class M2, 5.1375% 1/25/35 (d)	3,700,000	3,741,806

Annual Report

92

Asset Backed Securities continued
	Principal	Value
	Amount
Fieldstone Mortgage Investment Corp.: – continued
Series 2004-2 Class M2, 5.1875% 7/25/34 (d)	$9,890,000	$9,889,591
Series 2004-3 Class M5, 5.4875% 8/25/34 (d)	2,000,000	2,033,125
Series 2005-2 Class 2A1, 4.1575% 12/25/35 (d)	16,103,387	16,102,782
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 4.1275% 3/25/35 (d)	5,908,015	5,908,943
Series 2005-FF2 Class M6, 4.7375% 3/25/35 (d)	6,950,000	6,957,787
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.5875% 3/25/34 (d)	400,000	400,630
Class M4, 4.9375% 3/25/34 (d)	300,000	302,755
First USA Credit Card Master Trust Series 2001-4
Class B, 4.34% 1/12/09 (d)	15,000,000	15,013,395
First USA Secured Note Trust Series 2001-3 Class C,
5.0469% 11/19/08 (a)(d)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2,
4.4% 10/15/07 (d)	19,600,000	19,667,314
Ford Credit Floorplan Master Owner Trust Series
2005-1:
Class A, 4.12% 5/15/10 (d)	9,590,000	9,586,859
Class B, 4.41% 5/15/10 (d)	2,625,000	2,624,142
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 4.2575% 2/25/34 (d)	2,021,821	2,022,951
Class M1, 4.4875% 2/25/34 (d)	750,000	750,203
Class M2, 4.5375% 2/25/34 (d)	800,000	800,707
Series 2004-C Class 2A2, 4.5875% 8/25/34 (d)	10,000,000	10,056,854
Series 2004-D Class 3A2, 4.3175% 11/25/34 (d)	1,943,288	1,947,852
Series 2005-2 Class 2A1, 4.1475% 6/25/35 (d)	13,331,597	13,328,239
Series 2005 A:
Class 2A2, 4.2775% 2/25/35 (d)	11,850,000	11,862,015
Class M1, 4.4675% 1/25/35 (d)	1,603,000	1,608,248
Class M2, 4.4975% 1/25/35 (d)	2,325,000	2,326,479
Class M3, 4.5275% 1/25/35 (d)	1,250,000	1,252,804
Class M4, 4.7175% 1/25/35 (d)	925,000	931,194
GE Business Loan Trust Series 2003-1 Class A, 4.4%
4/15/31 (a)(d)	4,971,452	4,998,487
GE Capital Credit Card Master Note Trust Series 2005-2
Class B, 4.17% 6/15/11 (d)	6,475,000	6,474,447
Gracechurch Card Funding No. 9 PLC Series 2005-2:
Class B, 3.9818% 9/15/10 (d)	3,560,000	3,560,000
Class C, 4.1418% 9/15/10 (d)	13,000,000	13,000,000

93 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Gracechurch Card Funding PLC:
Series 5:
Class B, 4.2% 8/15/08 (d)	$1,520,000	$1,520,503
Class C, 4.9% 8/15/08 (d)	5,580,000	5,598,466
Series 6 Class B, 4.16% 2/17/09 (d)	1,030,000	1,030,848
Series 8 Class C, 4.3% 6/15/10 (d)	18,450,000	18,494,769
GSAMP Trust:
Series 2002-HE Class M1, 5.25% 11/20/32 (d)	2,882,888	2,920,157
Series 2002-NC1:
Class A2, 4.3575% 7/25/32 (d)	54,777	55,154
Class M1, 4.6775% 7/25/32 (d)	8,861,000	8,943,613
Series 2003-FM1 Class M1, 4.82% 3/20/33 (d)	12,735,683	12,854,395
Series 2004-FM1:
Class M1, 4.6875% 11/25/33 (d)	2,865,000	2,864,880
Class M2, 5.4375% 11/25/33 (d)	1,975,000	2,008,707
Series 2004-FM2:
Class M1, 4.5375% 1/25/34 (d)	3,500,000	3,499,854
Class M2, 5.1375% 1/25/34 (d)	1,500,000	1,499,937
Class M3, 5.3375% 1/25/34 (d)	1,500,000	1,499,937
Series 2004-HE1:
Class M1, 4.5875% 5/25/34 (d)	4,045,000	4,044,832
Class M2, 5.1875% 5/25/34 (d)	1,750,000	1,767,968
Series 2005-9 Class 2A1, 4.1575% 8/25/35 (d)	15,279,742	15,276,959
Series 2005-FF2 Class M5, 4.6675% 3/25/35 (d)	3,500,000	3,506,671
Series 2005-HE2 Class M, 4.4675% 3/25/35 (d)	8,780,000	8,776,166
Series 2005-MTR1 Class A1, 4.21% 10/25/35 (d)	18,390,000	18,390,000
Series 2005-NC1 Class M1, 4.4875% 2/25/35 (d)	9,010,000	9,013,075
Guggenheim Structured Real Estate Funding Ltd. Series
2005-1 Class C, 5.1175% 5/25/30 (a)(d)	14,000,000	13,956,027
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.8375% 6/25/32 (d)	10,000,000	10,011,830
Series 2002-3 Class A5, 4.4775% 2/25/33 (d)	2,763	2,766
Series 2002-5:
Class A3, 4.5575% 5/25/33 (d)	864,556	865,483
Class M1, 5.2375% 5/25/33 (d)	13,800,000	13,923,924
Series 2003-1:
Class A2, 4.5075% 6/25/33 (d)	2,762,401	2,764,458
Class M1, 5.0375% 6/25/33 (d)	8,335,000	8,369,998
Series 2003-2:
Class A2, 4.4175% 8/25/33 (d)	131,317	131,716
Class M1, 4.9175% 8/25/33 (d)	2,245,000	2,271,293
Series 2003-3:
Class A2, 4.3975% 8/25/33 (d)	1,179,683	1,181,162

Annual Report

94

Asset Backed Securities continued
	Principal	Value
	Amount
Home Equity Asset Trust: – continued
Series 2003-3:
Class M1, 4.8975% 8/25/33 (d)	$8,185,000	$8,236,817
Series 2003-4:
Class M1, 4.4413% 10/25/33 (d)	3,415,000	3,435,348
Class M2, 5.5413% 10/25/33 (d)	4,040,000	4,084,929
Series 2003-5:
Class A2, 4.3875% 12/25/33 (d)	3,346,855	3,358,312
Class M1, 4.7375% 12/25/33 (d)	3,175,000	3,198,007
Class M2, 5.7675% 12/25/33 (d)	1,345,000	1,374,875
Series 2003-7 Class A2, 4.4175% 3/25/34 (d)	2,484,650	2,489,725
Series 2004-2 Class A2, 4.3275% 7/25/34 (d)	4,709,805	4,709,701
Series 2004-3:
Class M1, 4.6075% 8/25/34 (d)	2,015,000	2,023,438
Class M2, 5.2375% 8/25/34 (d)	2,200,000	2,238,164
Series 2004-4 Class A2, 4.3575% 10/25/34 (d)	6,925,327	6,948,829
Series 2004-6 Class A2, 4.3875% 12/25/34 (d)	7,687,430	7,710,760
Series 2004-7 Class A3, 4.4275% 1/25/35 (d)	8,269,780	8,305,007
Series 2005-1:
Class M1, 4.4675% 5/25/35 (d)	9,705,000	9,708,066
Class M2, 4.4875% 5/25/35 (d)	5,780,000	5,775,843
Class M3, 4.5375% 5/25/35 (d)	5,825,000	5,820,936
Series 2005-2:
Class 2A2, 4.2375% 7/25/35 (d)	13,170,000	13,172,228
Class M1, 4.4875% 7/25/35 (d)	10,085,000	10,084,575
Series 2005-3 Class M1, 4.4475% 8/25/35 (d)	9,450,000	9,442,272
Series 2005-5 Class 2A2, 4.2875% 11/25/35 (d)	15,000,000	15,023,153
Household Affinity Credit Card Master Note Trust I Series
2003-3 Class B, 4.26% 8/15/08 (d)	10,000,000	10,009,594
Household Home Equity Loan Trust:
Series 2002-2 Class A, 4.3% 4/20/32 (d)	2,946,287	2,946,505
Series 2002-3 Class A, 4.45% 7/20/32 (d)	2,386,113	2,387,496
Series 2003-1 Class M, 4.63% 10/20/32 (d)	651,415	652,027
Series 2003-2:
Class A, 4.33% 9/20/33 (d)	2,382,075	2,386,003
Class M, 4.58% 9/20/33 (d)	1,120,170	1,122,431
Series 2004-1 Class M, 4.52% 9/20/33 (d)	2,259,260	2,263,727
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.65% 2/20/33 (d)	1,349,057	1,352,972
Series 2004-HC1:
Class A, 4.35% 2/20/34 (d)	3,814,039	3,823,683
Class M, 4.5% 2/20/34 (d)	2,305,982	2,307,083
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 4.52% 1/18/11 (d)	8,850,000	8,864,849

95		Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Household Private Label Credit Card Master Note Trust I:
– continued
Series 2002-2:
Class A, 4.14% 1/18/11 (d)	$9,000,000	$9,010,293
Class B, 4.52% 1/18/11 (d)	14,275,000	14,343,189
Series 2002-3 Class B, 5.22% 9/15/09 (d)	4,150,000	4,150,583
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.46% 1/20/35 (d)	2,773,855	2,774,235
Class M2, 4.49% 1/20/35 (d)	2,077,166	2,077,450
Ikon Receivables Funding LLC Series 2003-1 Class A3A,
4.21% 12/17/07 (d)	1,611,166	1,611,380
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 4.2875% 6/25/35 (d)	9,579,192	9,578,816
Class M1, 4.5075% 6/25/35 (d)	4,100,000	4,098,270
Class M2, 4.5275% 6/25/35 (d)	2,775,000	2,773,859
Class M3, 4.5575% 6/25/35 (d)	1,975,000	1,977,792
Keycorp Student Loan Trust Series 1999-A Class A2,
4.34% 12/27/09 (d)	14,973,894	15,019,563
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 4.3575% 6/25/33 (d)	58,756	58,762
Class M1, 4.8575% 6/25/33 (d)	19,500,000	19,581,206
Series 2003-3 Class M1, 4.7875% 7/25/33 (d)	7,770,000	7,812,659
Series 2004-2:
Class M1, 4.5675% 6/25/34 (d)	4,275,000	4,284,648
Class M2, 5.1175% 6/25/34 (d)	1,400,000	1,415,181
Series 2005-2 Class 2A2, 4.2175% 4/25/35 (d)	12,000,000	12,003,389
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.7675% 4/25/33 (d)	3,500,000	3,519,150
Class M2, 5.8875% 4/25/33 (d)	1,500,000	1,528,792
Series 2004-FRE1 Class M1, 4.5875% 7/25/34 (d)	5,223,000	5,244,583
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 4.345% 10/15/08 (d)	30,000,000	30,028,077
Series 2001-B2 Class B2, 4.33% 1/15/09 (d)	30,353,000	30,398,800
Series 2002-B2 Class B2, 4.35% 10/15/09 (d)	20,000,000	20,076,876
Series 2002-B4 Class B4, 4.47% 3/15/10 (d)	14,800,000	14,902,873
Series 2003-B2 Class B2, 4.36% 10/15/10 (d)	1,530,000	1,544,431
Series 2003-B3 Class B3, 4.345% 1/18/11 (d)	1,130,000	1,136,068
Series 2003-B5 Class B5, 4.34% 2/15/11 (d)	705,000	709,961
Series 2005-C3 Class C, 4.2156% 3/15/11 (d)	22,170,000	22,178,868
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 4.48% 9/15/10 (d)	7,800,000	7,842,020

Annual Report

96

Asset Backed Securities continued
	Principal	Value
	Amount
MBNA Master Credit Card Trust II: – continued
Series 1998-G Class B, 4.37% 2/17/09 (d)	$20,000,000	$ 20,028,252
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 4.5375% 7/25/34 (d)	2,125,000	2,124,913
Class M2, 4.5875% 7/25/34 (d)	375,000	374,985
Class M3, 4.9875% 7/25/34 (d)	775,000	774,968
Class M4, 5.1375% 7/25/34 (d)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1
Class M1, 4.7375% 7/25/34 (d)	2,321,000	2,334,686
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 6.1375% 11/25/32 (d) .	2,370,000	2,422,701
Series 2003-NC5 Class M2, 6.0375% 4/25/33 (d)	2,800,000	2,824,177
Series 2003-NC6 Class M2, 5.5913% 6/27/33 (d)	12,835,000	13,174,880
Series 2003-NC7 Class M1, 4.7375% 6/25/33 (d)	1,785,000	1,790,428
Series 2003-NC8 Class M1, 4.7375% 9/25/33 (d)	2,350,000	2,379,882
Series 2004-HE6 Class A2, 4.3775% 8/25/34 (d)	5,570,704	5,587,885
Series 2004-NC2 Class M1, 4.5875% 12/25/33 (d) .	2,595,000	2,604,318
Series 2004-NC6 Class A2, 4.3775% 7/25/34 (d)	2,516,517	2,521,972
Series 2005-1:
Class M2, 4.5075% 12/25/34 (d)	4,425,000	4,429,651
Class M3, 4.5575% 12/25/34 (d)	4,000,000	4,008,476
Series 2005-HE1:
Class A3B, 4.2575% 12/25/34 (d)	3,885,000	3,889,159
Class M1, 4.4875% 12/25/34 (d)	1,100,000	1,103,689
Class M2, 4.5075% 12/25/34 (d)	2,970,000	2,974,258
Series 2005-HE2:
Class M1, 4.4375% 1/25/35 (d)	2,665,000	2,673,107
Class M2, 4.4775% 1/25/35 (d)	1,900,000	1,899,204
Series 2005-NC1:
Class M1, 4.4775% 1/25/35 (d)	2,425,000	2,434,945
Class M2, 4.5075% 1/25/35 (d)	2,425,000	2,427,570
Class M3, 4.5475% 1/25/35 (d)	2,425,000	2,431,926
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.8875% 2/25/32 (d)	1,510,288	1,511,461
Class M2, 5.4375% 2/25/32 (d)	4,603,090	4,608,908
Series 2001-NC4 Class M1, 5.0375% 1/25/32 (d)	3,827,881	3,835,822
Series 2002-AM3 Class A3, 4.5275% 2/25/33 (d)	705,709	708,519
Series 2002-HE1 Class M1, 4.6375% 7/25/32 (d)	5,860,000	5,893,761
Series 2002-HE2 Class M1, 4.7375% 8/25/32 (d)	9,925,000	9,960,791
Series 2002-NC3 Class A3, 4.3775% 8/25/32 (d)	147,864	148,087
Series 2002-OP1 Class M1, 4.7875% 9/25/32 (d)	3,894,745	3,905,510

97 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Morgan Stanley Dean Witter Capital I Trust: – continued
Series 2003-NC1:
Class M1, 5.0875% 11/25/32 (d)	$2,391,382	$2,405,650
Class M2, 6.0875% 11/25/32 (d)	1,880,000	1,896,152
New Century Home Equity Loan Trust:
Series 2003-2 Class M2, 6.0375% 1/25/33 (d)	4,600,000	4,662,422
Series 2003-6 Class M1, 4.7575% 1/25/34 (d)	5,180,000	5,212,467
Series 2005-1:
Class M1, 4.4875% 3/25/35 (d)	4,395,000	4,396,442
Class M2, 4.5175% 3/25/35 (d)	4,395,000	4,396,380
Class M3, 4.5575% 3/25/35 (d)	2,120,000	2,125,828
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 4.11% 6/15/09 (d)	10,770,981	10,778,573
Series 2004-A Class A4A, 4.04% 6/15/10 (d)	10,570,000	10,580,910
Series 2005-A Class A4, 4.05% 8/15/11 (d)	17,595,000	17,595,000
NovaStar Home Equity Loan Series 2004-1:
Class M1, 4.4875% 6/25/34 (d)	1,450,000	1,451,143
Class M4, 5.0125% 6/25/34 (d)	2,435,000	2,444,812
Ocala Funding LLC Series 2005-1A Class A, 5.5%
3/20/10 (a)(d)	3,675,000	3,675,000
Ownit Mortgage Loan Asset-Backed Certificates:
Series 2005-3 Class A2A, 4.1575% 6/25/36 (d)	14,515,775	14,516,348
Series 2005-4 Class A2A1, 4.19% 9/25/36 (d)	16,135,000	16,135,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.6675% 9/25/34 (d)	3,745,000	3,776,511
Class M2, 4.7175% 9/25/34 (d)	1,755,000	1,765,509
Class M3, 5.2875% 9/25/34 (d)	3,355,000	3,390,352
Class M4, 5.4875% 9/25/34 (d)	4,700,000	4,753,092
Series 2004-WCW2 Class A2, 4.4175%
10/25/34 (d)	5,824,706	5,837,945
Series 2005-WCH1:
Class A3B, 4.2575% 1/25/35 (d)	2,775,000	2,779,423
Class M2, 4.5575% 1/25/35 (d)	4,175,000	4,177,976
Class M3, 4.5975% 1/25/35 (d)	3,290,000	3,299,520
Class M5, 4.9175% 1/25/35 (d)	3,095,000	3,112,483
Series 2005-WHQ2 Class M7, 5.2875% 5/25/35 (d)	5,950,000	5,949,735
People’s Choice Home Loan Securities Trust Series
2005-2:
Class A1, 4.1475% 9/25/24 (d)	4,927,321	4,928,138
Class M4, 4.6675% 5/25/35 (d)	6,000,000	6,024,279

Annual Report

98

Asset Backed Securities continued
	Principal	Value
	Amount
Providian Gateway Master Trust Series 2002-B Class A,
4.67% 6/15/09 (a)(d)	$15,000,000	$ 15,012,471
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.6175% 5/25/35 (d)	1,040,000	1,044,401
Series 2005-KS7 Class A1, 4.1375% 8/25/35 (d)	9,636,299	9,635,938
Residential Asset Mortgage Products, Inc.:
Series 2004-RS10 Class MII2, 5.2875% 10/25/34 (d)	5,500,000	5,584,285
Series 2005-SP2 Class 1A1, 4.1875% 6/25/35 (d)	14,610,240	14,609,688
Salomon Brothers Mortgage Securities VII, Inc. Series
2003-HE1 Class A, 4.4375% 4/25/33 (d)	587,231	589,810
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 4.5675% 3/25/35 (d)	4,415,000	4,418,774
Series 2004-2 Class MV1, 4.6175% 8/25/35 (d)	4,495,000	4,506,945
Series 2005-1 Class A2B, 4.2575% 5/25/35 (d)	16,056,000	16,068,191
Securitized Asset Backed Receivables LLC Trust Series
2004-NC1 Class M1, 4.5575% 2/25/34 (d)	2,910,000	2,912,660
Specialty Underwriting & Residential Finance Series
2003-BC4 Class M1, 4.6375% 11/25/34 (d)	1,810,000	1,819,056
Structured Asset Securities Corp.:
Series 2004-GEL1 Class A, 4.3975% 2/25/34 (d)	846,212	846,179
Series 2005-5N Class 3A1A, 4.36% 11/25/35 (d)	16,485,000	16,485,000
Superior Wholesale Inventory Financing Trust VII Series
2003-A8 Class CTFS, 4.42% 3/15/11 (a)(d)	10,835,000	10,826,536
Superior Wholesale Inventory Financing Trust XII Series
2005-A12 Class C, 5.17% 6/15/10 (d)	6,840,000	6,851,853
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 4.4675% 9/25/34 (d)	1,638,761	1,646,869
Series 2003-6HE Class A1, 4.5075% 11/25/33 (d)	1,272,592	1,275,009
Series 2005-14HE Class AF1, 4.1875% 8/25/36 (d) .	8,103,933	8,101,960
Series 2005-8HE Class A1, 4.1575% 7/25/35 (a)(d)	6,537,368	6,537,120
Whinstone Capital Management Ltd. Series 1A Class B3,
5.25% 10/25/44 (a)(d)	22,670,000	22,670,000

TOTAL ASSET BACKED SECURITIES
(Cost $2,237,410,687)		2,243,469,956

Collateralized Mortgage Obligations 19.2%

Private Sponsor – 12.6%

Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 4.4375% 2/25/35 (d)	7,584,900	7,604,266
Series 2004-4 Class 5A2, 4.4375% 3/25/35 (d)	3,037,919	3,044,931
Series 2005-1 Class 5A2, 4.3675% 5/25/35 (d)	5,226,606	5,209,702

99 Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Adjustable Rate Mortgage Trust floater: – continued
Series 2005-10:
Class 5A1, 4.2975% 1/25/36 (d)		$14,636,473	$ 14,642,547
Class 5A2, 4.3575% 1/25/36 (d)		673,278	673,620
Series 2005-2:
Class 6A2, 4.3175% 6/25/35 (d)		2,345,886	2,347,353
Class 6M2, 4.5175% 6/25/35 (d)		10,145,000	10,144,959
Series 2005-3 Class 8A2, 4.2775% 7/25/35 (d)		15,594,232	15,604,103
Series 2005-4 Class 7A2, 4.2675% 8/25/35 (d)		7,729,948	7,734,926
Series 2005-8 Class 7A2, 4.3175% 11/25/35 (d)		6,961,922	6,966,454
American Home Mortgage Investment Trust Series
2005-4 Class 1A1, 4.3275% 3/25/35 (d)		11,074,068	11,074,068
Bear Stearns Adjustable Rate Mortgage Trust Series
2005-6 Class 1A1, 5.1587% 8/25/35 (d)		17,637,633	17,618,019
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 4.3175% 1/25/35 (d)		18,187,600	18,227,385
Series 2005-2 Class 1A1, 4.2875% 3/25/35 (d)		12,483,344	12,491,146
Series 2005-5 Class 1A1, 4.2575% 7/25/35 (d)		16,603,364	16,603,364
Countrywide Alternative Loan Trust planned
amortization class Series 2003-5T2 Class A2,
4.4375% 5/25/33 (d)		4,710,594	4,713,059
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 4.4375% 3/25/34 (d)		4,370,940	4,368,289
Series 2004-AR3 Class 6A2, 4.4075% 4/25/34 (d)		1,791,631	1,793,643
Series 2004-AR4 Class 5A2, 4.4075% 5/25/34 (d)		1,732,185	1,731,147
Series 2004-AR5 Class 11A2, 4.4075% 6/25/34 (d)		2,499,661	2,494,726
Series 2004-AR6 Class 9A2, 4.4075% 10/25/34 (d)		3,067,195	3,070,119
Series 2004-AR7 Class 6A2, 4.4175% 8/25/34 (d)		4,582,954	4,587,966
Series 2004-AR8 Class 8A2, 4.4175% 9/25/34 (d)		3,423,958	3,431,010
CWALT, Inc. floater Series 2005-56 Class 3A1,
4.3275% 11/25/35 (d)		8,393,362	8,393,362
First Horizon Mortgage pass thru Trust floater Series
2004-FL1 Class 2A1, 4.6706% 12/25/34 (d)		3,158,837	3,154,469
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.97% 12/21/24 (d)		5,300,000	5,297,516
Class B1, 4.02% 12/20/54 (d)		7,050,000	7,045,594
Class M1, 4.12% 12/20/54 (d)		5,300,000	5,296,688
Series 2005-2 Class C1, 4.6741% 12/20/54 (d)		7,975,000	7,972,508
Series 2005-4:
Class C1, 4.455% 12/20/54 (d)		6,800,000	6,794,688
Class M2, 4.305% 12/20/54 (d)		6,500,000	6,494,922

Annual Report	100

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 4.1% 3/20/44 (d)		$1,415,000	$ 1,415,221
Class 1C, 4.79% 3/20/44 (d)		4,075,000	4,087,734
Class 1M, 4.3% 3/20/44 (d)		4,935,000	4,938,856
Series 2004-2:
Class 1A2, 3.96% 6/20/28 (d)		4,162,129	4,162,129
Class 1B, 4.06% 6/20/44 (d)		786,975	787,068
Class 1C, 4.59% 6/20/44 (d)		2,865,039	2,869,516
Class 1M, 4.17% 6/20/44 (d)		2,104,806	2,103,930
Series 2004-3:
Class 1B, 4.05% 9/20/44 (d)		2,100,000	2,099,706
Class 1C, 4.48% 9/20/44 (d)		5,415,000	5,422,527
Class 1M, 4.16% 9/20/44 (d)		1,200,000	1,200,000
Harborview Mortgage Loan Trust floater Series 2005-2
Class 2A1A, 4.2169% 5/19/35 (d)		11,057,256	11,026,157
Holmes Financing No. 7 PLC floater Series 2 Class M,
4.95% 7/15/40 (d)		2,560,000	2,562,276
Holmes Financing No. 8 PLC floater Series 2:
Class A, 4.23% 4/15/11 (d)		25,000,000	25,011,720
Class B, 4.32% 7/15/40 (d)		2,695,000	2,696,684
Class C, 4.87% 7/15/40 (d)		10,280,000	10,318,550
Home Equity Asset Trust floater Series 2005-3 Class
2A1, 4.1275% 8/25/35 (d)		5,420,106	5,420,896
Homestar Mortgage Acceptance Corp. floater Series
2004-5 Class A1, 4.4875% 10/25/34 (d)		3,850,388	3,862,743
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 4.4075% 3/25/35 (d)		7,507,128	7,508,594
Series 2004-6 Class 1A2, 4.4275% 10/25/34 (d)		2,912,064	2,917,267
Series 2005-1:
Class M1, 4.4975% 4/25/35 (d)		2,910,758	2,908,484
Class M2, 4.5375% 4/25/35 (d)		5,095,876	5,092,890
Class M3, 4.5675% 4/25/35 (d)		1,250,396	1,249,419
Class M4, 4.7875% 4/25/35 (d)		737,939	738,832
Class M5, 4.8075% 4/25/35 (d)		737,939	737,939
Class M6, 4.8575% 4/25/35 (d)		1,180,701	1,180,240
Series 2005-2 Class 1A2, 4.3475% 4/25/35 (d)		11,979,616	11,970,257
Series 2005-3 Class A1, 4.2775% 8/25/35 (d)		13,855,192	13,835,167
Series 2005-4 Class 1B1, 5.3375% 5/25/35 (d)		4,802,714	4,796,711
Series 2005-6 Class 1M3, 4.6475% 10/25/35 (d)	.	3,288,184	3,288,205
Series 2005-7:
Class M1, 4.5175% 11/25/35 (d)		1,760,398	1,760,398

101			Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Impac CMB Trust floater: – continued
Series 2005-7:
Class M2, 4.5575% 11/25/35 (d)		$ 1,321,545	$1,321,545
Class M3, 4.6575% 11/25/35 (d)		6,597,753	6,597,753
Class M4, 4.6975% 11/25/35 (d)		3,160,738	3,160,738
Lehman Structured Securities Corp. floater Series
2005-1 Class A2, 4.4275% 9/26/45 (a)(d)		14,678,988	14,678,988
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 4.3075%
3/25/35 (d)		9,845,804	9,857,136
Series 2004-6 Class 4A2, 4.1657% 7/25/34 (d)		5,616,200	5,591,704
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 4.4275% 3/25/28 (d)		6,560,863	6,593,904
Series 2003-B Class A1, 4.3775% 4/25/28 (d)		6,872,995	6,910,549
Series 2003-D Class A, 4.3475% 8/25/28 (d)		6,231,345	6,240,406
Series 2003-E Class A2, 4.3831% 10/25/28 (d)		8,221,763	8,224,497
Series 2003-F Class A2, 4.7106% 10/25/28 (d)		10,892,134	10,893,340
Series 2004-A Class A2, 4.6206% 4/25/29 (d)		9,559,711	9,545,095
Series 2004-B Class A2, 3.79% 6/25/29 (d)		7,460,019	7,446,309
Series 2004-C Class A2, 3.95% 7/25/29 (d)		10,858,858	10,830,077
Series 2004-D Class A2, 4.4131% 9/25/29 (d)		8,028,772	8,030,671
Series 2004-E:
Class A2B, 4.7306% 11/25/29 (d)		7,068,178	7,056,076
Class A2D, 4.9206% 11/25/29 (d)		1,643,762	1,649,956
Series 2004-G Class A2, 3.95% 11/25/29 (d)		3,398,617	3,397,874
Series 2005-A Class A2, 4.6206% 2/25/30 (d)		9,503,014	9,494,621
Mortgage Asset Backed Securities Trust floater Series
2002-NC1 Class M1, 4.8875% 10/25/32 (d)		2,477,799	2,485,909
MortgageIT Trust floater:
Series 2004-2:
Class A1, 4.4075% 12/25/34 (d)		4,551,460	4,564,709
Class A2, 4.4875% 12/25/34 (d)		6,157,376	6,205,631
Series 2005-2 Class 1A1, 4.2975% 5/25/35 (d)		4,661,832	4,666,267
Opteum Mortgage Acceptance Corp. floater Series
2005-3 Class APT, 4.3275% 7/25/35 (d)		18,114,499	18,125,113
Permanent Financing No. 3 PLC floater Series 2 Class
C, 4.8838% 6/10/42 (d)		4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class
C, 4.5538% 6/10/42 (d)		15,400,000	15,475,238
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.4838% 6/10/42 (d)		4,215,000	4,240,489
Series 3 Class C, 4.6538% 6/10/42 (d)		8,890,000	8,978,900

Annual Report	102

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Permanent Financing No. 6 PLC floater Series 6 Class
2C, 4.2888% 6/10/42 (d)	$5,350,000	$5,344,539
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.9238% 6/10/42 (d)	2,000,000	1,999,747
Class 1C, 4.1138% 6/10/42 (d)	3,840,000	3,849,303
Class 2C, 4.1638% 6/10/42 (d)	8,065,000	8,052,714
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 4.1638% 6/10/42 (d)	7,165,000	7,161,496
Class 2C, 4.2338% 6/10/42 (d)	9,945,000	9,940,127
Residential Asset Mortgage Products, Inc.:
sequential pay Series 2003-SL1 Class 3A1, 7.125%
4/25/31	4,119,361	4,167,491
Series 2005-AR5 Class 1A1, 4.903% 9/19/35 (d)	4,889,795	4,861,800
Residential Finance LP/Residential Finance Development
Corp. floater Series 2003-A:
Class B4, 5.74% 3/10/35 (a)(d)	5,467,132	5,549,139
Class B5, 6.29% 3/10/35 (a)(d)	5,657,969	5,780,451
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 4.5375% 11/25/34 (d) .	2,107,156	2,115,813
Series 2003-RP2 Class A1, 4.4875% 6/25/33 (a)(d)	3,315,839	3,326,719
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 4.37% 9/20/33 (d)	9,319,902	9,312,393
Series 2003-7 Class A2, 3.835% 1/20/34 (d)	7,756,289	7,754,427
Series 2004-1 Class A, 4.15% 2/20/34 (d)	4,964,373	4,955,156
Series 2004-10 Class A4, 4.7% 11/20/34 (d)	8,610,164	8,610,454
Series 2004-3 Class A, 4.61% 5/20/34 (d)	8,547,809	8,517,022
Series 2004-4 Class A, 4.62% 5/20/34 (d)	10,827,309	10,821,335
Series 2004-5 Class A3, 3.77% 6/20/34 (d)	7,329,017	7,325,582
Series 2004-6:
Class A3A, 4.6575% 6/20/35 (d)	6,256,392	6,252,478
Class A3B, 4.08% 7/20/34 (d)	782,049	781,578
Series 2004-7:
Class A3A, 4.365% 8/20/34 (d)	6,310,983	6,302,327
Class A3B, 4.59% 7/20/34 (d)	1,135,629	1,138,148
Series 2004-8 Class A2, 4.41% 9/20/34 (d)	10,894,841	10,894,080
Series 2005-1 Class A2, 4.1% 2/20/35 (d)	6,482,716	6,423,622
Series 2005-2 Class A2, 4.29% 3/20/35 (d)	10,734,944	10,734,944
Series 2005-3 Class A1, 4.2% 5/20/35 (d)	8,079,028	8,067,692
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2001-14 Class A1, 4.3475% 7/25/35 (d)	10,509,687	10,509,687
Structured Asset Securities Corp. floater Series
2004-NP1 Class A, 4.4375% 9/25/33 (a)(d)	2,103,178	2,104,353

103		Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
			Principal	Value
			Amount
Private Sponsor continued
Thornburg Mortgage Securities Trust floater:
Series 2004-3 Class A, 4.4075% 9/25/34 (d)			$19,456,231	$ 19,503,848
Series 2005-3 Class A4, 4.3075% 10/25/35 (d)			17,145,173	17,145,173
WAMU Mortgage pass thru certificates floater:
Series 2005-AR11 Class A1C1, 4.2375%
8/25/45 (d)			13,783,094	13,766,411
Series 2005-AR13 Class A1C1, 4.2275%
10/25/45 (d)			24,096,000	24,096,000
Series 2005 AR6 Class 2A 1A, 4.2675%
4/25/45 (d)			5,889,413	5,871,883
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.6924% 8/25/34 (d)			19,585,545	19,472,865
Series 2005-AR12 Class 2A1, 4.3217% 7/25/35 (d)			27,787,900	27,382,116

TOTAL PRIVATE SPONSOR				891,646,523
U.S. Government Agency 6.6%
Fannie Mae:
floater:
Series 2000-38 Class F, 4.48% 11/18/30 (d)			995,921	1,003,966
Series 2000-40 Class FA, 4.5375% 7/25/30 (d)		.	2,190,892	2,200,400
Series 2002-89 Class F, 4.3375% 1/25/33 (d)			3,187,694	3,191,828
target amortization class Series G94-2 Class D,
6.45% 1/25/24			4,292,048	4,366,145
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 4.38% 8/18/31 (d)			2,301,689	2,310,006
Series 2001-38 Class QF, 5.0175% 8/25/31 (d)		.	9,222,276	9,415,477
Series 2001-44 Class FB, 4.3375% 9/25/31 (d)			2,051,921	2,057,720
Series 2001-46 Class F, 4.38% 9/18/31 (d)			5,909,533	5,943,157
Series 2002-11 Class QF, 4.5375% 3/25/32 (d)		.	4,100,362	4,136,788
Series 2002-36 Class FT, 4.5375% 6/25/32 (d)			1,384,520	1,396,568
Series 2002-64 Class FE, 4.33% 10/18/32 (d)			2,067,724	2,075,862
Series 2002-65 Class FA, 4.3375% 10/25/17 (d)			2,186,401	2,187,173
Series 2002-74 Class FV, 4.4875% 11/25/32 (d) .			7,648,005	7,705,114
Series 2003-11:
Class DF, 4.4875% 2/25/33 (d)			2,733,089	2,754,235
Class EF, 4.4875% 2/25/33 (d)			1,960,271	1,983,566
Series 2003-119 Class FK, 4.5375% 5/25/18 (d)			2,500,000	2,524,026
Series 2003-131 Class FM, 4.4375% 12/25/29 (d)			3,376,656	3,387,013
Series 2003-15 Class WF, 4.3875% 8/25/17 (d)		.	5,280,328	5,301,540
Series 2003-63 Class F1, 4.3375% 11/25/27 (d)			5,394,619	5,396,503

Annual Report	104

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
U.S. Government Agency continued
Fannie Mae guaranteed REMIC pass thru certificates: -
continued
floater:
Series 2005-45 Class XA, 4.3775% 6/25/35 (d)	.	$73,249,659	$ 73,200,530
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27		590,521	589,119
Series 2001-62 Class PG, 6.5% 10/25/30		2,511,215	2,510,355
Series 2001-76 Class UB, 5.5% 10/25/13		309,366	308,621
Series 2002-16 Class QD, 5.5% 6/25/14		218,824	218,885
Series 2002-28 Class PJ, 6.5% 3/25/31		3,203,563	3,200,583
Series 2002-8 Class PD, 6.5% 7/25/30		1,881,871	1,883,967
Series 2005-72 Class FG, 4.2875% 5/25/35 (d)	.	51,057,386	50,398,399
Freddie Mac:
floater:
Series 2510 Class FE, 4.37% 10/15/32 (d)		5,615,165	5,648,291
0% 9/15/35 (d)		854,545	839,590
planned amortization class Series 2353 Class PC,
6.5% 9/15/15		819,058	819,247
Freddie Mac Manufactured Housing participation
certificates guaranteed floater Series 2338 Class FJ,
4.17% 7/15/31 (d)		4,843,627	4,743,688
Freddie Mac Multi-class participation certificates
guaranteed:
floater:
Series 2395 Class FA, 4.57% 6/15/29 (d)		1,061,071	1,067,691
Series 2406:
Class FP, 4.95% 1/15/32 (d)		10,161,927	10,435,429
Class PF, 4.95% 12/15/31 (d)		8,125,000	8,282,268
Series 2410 Class PF, 4.95% 2/15/32 (d)		18,644,444	19,089,093
Series 2474 Class FJ, 4.32% 7/15/17 (d)		4,218,175	4,205,962
Series 2526 Class FC, 4.37% 11/15/32 (d)		2,911,348	2,921,401
Series 2538 Class FB, 4.37% 12/15/32 (d)		6,057,691	6,087,551
Series 2551 Class FH, 4.42% 1/15/33 (d)		2,851,273	2,863,125
Series 2553 Class FB, 4.47% 3/15/29 (d)		21,880,000	21,568,761
Series 2577 Class FW, 4.47% 1/15/30 (d)		17,245,000	17,337,309
Series 2861:
Class GF, 4.27% 1/15/21 (d)		4,612,987	4,616,961
Class JF, 4.27% 4/15/17 (d)		6,734,770	6,730,054
Series 2994 Class FB, 4.12% 6/15/20 (d)		6,534,535	6,517,744
planned amortization class:
Series 2136 Class PE, 6% 1/15/28		9,612,165	9,632,449
Series 2394 Class ND, 6% 6/15/27		68,498	68,375
Series 2395 Class PE, 6% 2/15/30		3,815,362	3,829,008

105			Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates
guaranteed: – continued
planned amortization class:
Series 2398 Class DK, 6.5% 1/15/31	$ 184,650	$184,511
Series 2410 Class ML, 6.5% 12/15/30	588,224	588,194
Series 2420 Class BE, 6.5% 12/15/30	469,381	468,777
Series 2443 Class TD, 6.5% 10/15/30	1,310,729	1,312,874
Series 2461 Class PG, 6.5% 1/15/31	1,618,427	1,625,038
Series 2650 Class FV, 4.37% 12/15/32 (d)	13,874,304	13,638,281
Series 2776 Class UJ, 4.5% 5/15/20 (e)	6,428,126	285,631
Series 2828 Class JA, 4.5% 1/15/10	10,477,886	10,454,508
Series 3013 Class AF, 4.22% 5/15/35 (d)	80,518,692	80,202,101
sequential pay Series 2430 Class ZE, 6.5% 8/15/27	189,756	189,415
Ginnie Mae guaranteed REMIC pass thru securities
floater:
Series 2001-46 Class FB, 4.32% 5/16/23 (d)	2,745,384	2,758,274
Series 2001-50 Class FV, 4.17% 9/16/27 (d)	8,430,463	8,429,377
Series 2002-24 Class FX, 4.52% 4/16/32 (d)	2,371,980	2,394,249
Series 2002-31 Class FW, 4.37% 6/16/31 (d)	3,254,054	3,273,493
Series 2002-5 Class KF, 4.37% 8/16/26 (d)	423,079	423,157

TOTAL U.S. GOVERNMENT AGENCY		465,179,423

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,359,764,567)		1,356,825,946

Commercial Mortgage Securities 5.2%

Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 4.29% 11/15/15 (a)(d)	5,038,226	5,042,271
Series 2005-BBA6:
Class B, 4.18% 1/15/19 (a)(d)	2,800,000	2,799,791
Class C, 4.22% 1/15/19 (a)(d)	2,857,948	2,857,486
Class D, 4.27% 1/15/19 (a)(d)	2,800,000	2,799,782
Class E, 4.31% 1/15/19 (a)(d)	1,750,000	1,749,859
Class F, 4.36% 1/15/19 (a)(d)	1,170,000	1,169,906
Class G, 4.39% 1/15/19 (a)(d)	915,000	914,926
Series 2005-BOCA:
Class H, 4.92% 12/15/16 (a)(d)	2,065,000	2,062,582
Class J, 5.07% 12/15/16 (a)(d)	1,020,000	1,018,806
Class K, 5.32% 12/15/16 (a)(d)	6,659,000	6,684,287

Annual Report

106

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bank of America Large Loan, Inc.:
floater Series 2005-ESHA:
Class F, 4.6956% 7/14/08 (a)(d)	$ 6,395,000	$6,394,404
Class G, 4.8256% 7/14/08 (a)(d)	4,355,000	4,354,593
Class H, 5.0456% 7/14/08 (a)(d)	5,365,000	5,364,496
Series 2005-ESHA Class X1, 0.266%
7/14/08 (a)(d)(e)	334,645,000	4,876,748
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.2213% 8/25/33 (a)(d)	6,131,942	6,204,790
Series 2003-2:
Class A, 4.6175% 12/25/33 (a)(d)	12,795,257	12,951,661
Class M1, 4.8875% 12/25/33 (a)(d)	2,082,222	2,116,564
Series 2004-1:
Class A, 4.3975% 4/25/34 (a)(d)	6,104,696	6,107,565
Class B, 5.9375% 4/25/34 (a)(d)	634,254	641,513
Class M1, 4.5975% 4/25/34 (a)(d)	554,972	557,400
Class M2, 5.2375% 4/25/34 (a)(d)	475,691	481,265
Series 2004-2:
Class A, 4.4675% 8/25/34 (a)(d)	6,050,490	6,063,741
Class M1, 4.6175% 8/25/34 (a)(d)	1,950,939	1,958,560
Series 2004-3:
Class A1, 4.4075% 1/25/35 (a)(d)	6,413,935	6,420,926
Class A2, 4.4575% 1/25/35 (a)(d)	891,444	891,723
Class M1, 4.5375% 1/25/35 (a)(d)	1,068,989	1,070,435
Class M2, 5.0375% 1/25/35 (a)(d)	697,167	701,313
Series 2005-2A:
Class M1, 4.5075% 8/25/35 (a)(d)	1,285,466	1,285,466
Class M2, 4.5275% 8/25/35 (a)(d)	2,116,075	2,116,075
Class M3, 4.5875% 8/25/35 (a)(d)	1,171,752	1,171,752
Class M4, 4.7375% 8/25/35 (a)(d)	1,077,814	1,077,814
Series 2005-3A:
Class A1, 4.3575% 11/25/35 (a)(d)	6,384,023	6,384,023
Class M1, 4.4775% 11/25/35 (a)(d)	898,455	898,455
Class M2, 4.5275% 11/25/35 (a)(d)	1,262,829	1,262,829
Class M3, 4.5475% 11/25/35 (a)(d)	1,128,060	1,128,060
Class M4, 4.6375% 11/25/35 (a)(d)	1,407,580	1,407,580
Bear Stearns Commercial Mortgage Securities, Inc.
floater:
Series 2003 BA1A:
Class JFCM, 5.5456% 4/14/15 (a)(d)	1,344,296	1,346,856
Class KFCM, 5.7956% 4/14/15 (a)(d)	1,436,661	1,439,544
Class LFCM, 6.1956% 4/14/15 (a)(d)	1,601,905	1,601,894
Class MFCM, 6.4956% 4/14/15 (a)(d)	2,218,251	2,218,234

107 Annual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bear Stearns Commercial Mortgage Securities, Inc.
floater: – continued
Series 2004-BBA3 Class E, 4.67% 6/15/17 (a)(d)	$10,415,000	$10,456,288
Chase Commercial Mortgage Securities Corp. floater
Series 2000-FL1A:
Class B, 4.39% 12/12/13 (a)(d)	64,803	63,507
Class C, 4.74% 12/12/13 (a)(d)	1,793,345	1,793,345
COMM floater:
Series 2001-FL5A Class E, 5.47% 11/15/13 (a)(d)	2,993,291	2,992,245
Series 2002-FL6:
Class F, 5.42% 6/14/14 (a)(d)	11,163,000	11,177,655
Class G, 5.87% 6/14/14 (a)(d)	5,000,000	4,999,069
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 4.27% 9/15/14 (a)(d)	3,570,000	3,572,874
Class G, 4.95% 9/15/14 (a)(d)	1,345,000	1,345,496
Class H, 5.05% 9/15/14 (a)(d)	1,430,000	1,430,527
Class J, 5.57% 9/15/14 (a)(d)	490,000	491,238
Class K, 5.97% 9/15/14 (a)(d)	770,000	771,276
Class L, 6.17% 9/15/14 (a)(d)	625,000	624,798
Series 2004-HTL1:
Class B, 4.42% 7/15/16 (a)(d)	426,802	427,044
Class D, 4.52% 7/15/16 (a)(d)	969,949	970,093
Class E, 4.72% 7/15/16 (a)(d)	694,177	694,400
Class F, 4.77% 7/15/16 (a)(d)	734,671	735,046
Class H, 5.27% 7/15/16 (a)(d)	2,129,763	2,130,390
Class J, 5.42% 7/15/16 (a)(d)	818,412	818,653
Class K, 6.32% 7/15/16 (a)(d)	921,324	921,070
Series 2005-F10A:
Class B, 4.2% 4/15/17 (a)(d)	7,080,000	7,074,745
Class C, 4.24% 4/15/17 (a)(d)	3,006,000	3,000,535
Class D, 4.28% 4/15/17 (a)(d)	2,440,000	2,437,716
Class E, 4.34% 4/15/17 (a)(d)	1,821,000	1,819,296
Class F, 4.38% 4/15/17 (a)(d)	1,035,000	1,034,716
Class G, 4.52% 4/15/17 (a)(d)	1,035,000	1,034,944
Class H, 4.59% 4/15/17 (a)(d)	1,035,000	1,034,375
Class I, 4.82% 4/15/17 (a)(d)	335,000	334,615
Class MOA3, 4.27% 3/15/20 (a)(d)	4,590,000	4,589,759
CS First Boston Mortgage Securities Corp.:
floater:
Series 2004-FL1 Class B, 4.42% 5/15/14 (a)(d)	11,230,000	11,243,092
Series 2004-HC1:
Class A2, 4.47% 12/15/21 (a)(d)	1,475,000	1,474,994

Annual Report

108

Commercial Mortgage Securities continued
		Principal	Value
		Amount
CS First Boston Mortgage Securities Corp.: – continued
floater:
Series 2004-HC1:
Class B, 4.72% 12/15/21 (a)(d)		$3,835,000	$3,834,985
Series 2004-TF2A Class E, 4.39% 11/15/19 (a)(d)		4,450,000	4,451,407
Series 2004-TFL1:
Class A2, 4.16% 2/15/14 (a)(d)		2,468,541	2,468,496
Class E, 4.52% 2/15/14 (a)(d)		2,800,000	2,802,156
Class F, 4.57% 2/15/14 (a)(d)		2,325,000	2,327,270
Class G, 4.82% 2/15/14 (a)(d)		1,875,000	1,878,331
Class H, 5.07% 2/15/14 (a)(d)		1,400,000	1,403,155
Class J, 5.37% 2/15/14 (a)(d)		750,000	753,096
Series 2005-TF2A Class F, 4.47% 11/15/19 (a)(d)	.	1,540,000	1,541,397
Series 2005-TFLA:
Class C, 4.21% 2/15/20 (a)(d)		5,650,000	5,649,977
Class E, 4.3% 2/15/20 (a)(d)		3,955,000	3,954,984
Class F, 4.35% 2/15/20 (a)(d)		1,745,000	1,744,993
Class G, 4.49% 2/15/20 (a)(d)		505,000	504,998
Class H, 4.72% 2/15/20 (a)(d)		715,000	714,997
sequential pay Series 1997-C2 Class A2, 6.52%
1/17/35		216,019	216,340
GMAC Commercial Mortgage Securities, Inc. floater
Series 2001-FL1A Class E, 4.79% 2/11/11 (a)(d)		149,543	148,685
GS Mortgage Securities Corp. II floater Series
2005-FL7A Class A1, 4.05% 11/6/19 (a)(d)		4,485,077	4,484,848
John Hancock Tower Mortgage Trust floater Series
2003-C5A Class B, 6.4245% 4/10/15 (a)(d)		8,245,000	8,245,000
Lehman Brothers Floating Rate Commercial Mortgage
Trust floater:
Series 2003 LLFA:
Class A2, 4.3356% 12/16/14 (a)(d)		11,700,000	11,704,021
Class B, 4.5456% 12/16/14 (a)(d)		4,615,000	4,621,689
Class C, 4.6456% 12/16/14 (a)(d)		4,982,000	4,991,057
Series 2005-LLFA Class FAIR, 5.62% 7/15/18 (a)(d)	.	4,360,000	4,360,000
Morgan Stanley Capital I, Inc. floater Series 2005-XLF:
Class B, 4.18% 8/15/19 (a)(d)		6,705,000	6,583,683
Class C, 4.21% 8/15/19 (a)(d)		525,000	515,513
Class D, 4.23% 8/15/19 (a)(d)		1,915,000	1,880,424
Class E, 4.25% 8/15/19 (a)(d)		1,745,000	1,713,521
Class F, 4.29% 8/15/19 (a)(d)		1,220,000	1,198,029
Class G, 4.34% 8/15/19 (a)(d)		870,000	854,366
Class H, 4.36% 8/15/19 (a)(d)		695,000	682,522
Class J, 4.43% 8/15/19 (a)(d)		525,000	515,603
Morgan Stanley Dean Witter Capital I Trust floater Series
2002-XLF Class F, 6.03% 8/5/14 (a)(d)		4,686,084	4,686,077

109 Annual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Salomon Brothers Mortgage Securities VII, Inc.:
floater Series 2001-CDCA:
Class C, 4.77% 2/15/13 (a)(d)	$ 4,711,321	$ 4,701,102
Class D, 4.77% 2/15/13 (a)(d)	4,000,000	3,987,840
Series 2000-NL1 Class E, 7.0607% 10/15/30 (a)(d) .	3,154,031	3,159,372
SDG Macerich Properties LP floater Series 2000-1 Class
A3, 4.31% 5/15/09 (a)(d)	18,000,000	17,994,375
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A
Class A, 4.5175% 3/24/18 (a)(d)	6,810,222	6,810,222
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2004-WHL3:
Class A2, 4.15% 3/15/14 (a)(d)	3,510,000	3,510,547
Class E, 4.47% 3/15/14 (a)(d)	2,190,000	2,191,214
Class F, 4.52% 3/15/14 (a)(d)	1,755,000	1,755,936
Class G, 4.75% 3/15/14 (a)(d)	875,000	875,604
Series 2005-WL5A:
Class KHP1, 4.32% 1/15/18 (a)(d)	1,745,000	1,744,817
Class KHP2, 4.52% 1/15/18 (a)(d)	1,745,000	1,747,856
Class KHP3, 4.82% 1/15/18 (a)(d)	2,060,000	2,062,158
Class KHP4, 4.92% 1/15/18 (a)(d)	1,600,000	1,602,287
Class KHP5, 5.12% 1/15/18 (a)(d)	1,855,000	1,846,325
Series 2005-WL6A:
Class A2, 3.92% 10/15/17 (a)(d)	7,695,000	7,694,699
Class B, 3.97% 10/15/17 (a)(d)	1,540,000	1,539,940
Class D, 4.03% 10/15/17 (a)(d)	3,090,000	3,089,879
Series 2005-WL6A Class AP. 5.24% 10/15/17 (a)(d)	10,000,000	9,999,609

TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $366,509,367)		366,835,178

Certificates of Deposit 2.5%

Credit Agricole SA euro 4.505% 10/16/06	30,000,000	29,953,947
Credit Industriel et Commercial yankee 4.535%
10/17/06	30,000,000	29,962,173
DEPFA BANK PLC yankee 4.265% 9/1/06	30,000,000	29,902,611
Deutsche Bank AG yankee 4.21% 8/24/06	30,000,000	29,900,997
HBOS Treasury Services PLC yankee 4.52% 10/18/06	30,000,000	29,958,372
Societe Generale euro 4.51% 10/16/06	30,000,000	29,955,822

TOTAL CERTIFICATES OF DEPOSIT
(Cost $180,000,000)		179,633,922

Annual Report

110

Commercial Paper 0.4%
	Principal	Value
	Amount
Viacom, Inc. 4.23% 11/29/05
(Cost $28,904,590)	$29,000,000	$ 28,843,255
Interfund Loans 0.7%
With Fidelity Fund, at 4.18%, due 11/1/05 (b)
(Cost $48,550,000)	48,550,000	48,550,000

Cash Equivalents 35.7%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading
account at 4.03%, dated 10/31/05 due 11/1/05) (g) $2,233,608,107		2,233,358,000
With Goldman Sachs & Co. at 4.16%, dated 8/23/05
due 11/21/05 (Collateralized by Corporate
Obligations valued at $304,500,000, 6.88%–
13.25%, 11/1/08 - 3/1/32) (d)(f)	293,016,000	290,000,000
TOTAL CASH EQUIVALENTS
(Cost $2,523,358,000)		2,523,358,000

TOTAL INVESTMENT PORTFOLIO 100.9%
(Cost $7,135,123,406)		7,137,591,561

NET OTHER ASSETS – (0.9)%		(64,709,737)
NET ASSETS 100%		$7,072,881,824

	111	Annual Report

Investments (Unaudited) continued

Futures Contracts
	Expiration	Underlying Face	Unrealized
	Date	Amount at	Appreciation/
		Value	(Depreciation)
Sold

Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$72,182,400	$74,041
49 Eurodollar 90 Day Index Contracts	March 2006	48,419,962	72,749
32 Eurodollar 90 Day Index Contracts	June 2006	31,614,000	47,847
32 Eurodollar 90 Day Index Contracts	Sept. 2006	31,612,400	46,472
31 Eurodollar 90 Day Index Contracts	Dec. 2006	30,624,900	41,001
29 Eurodollar 90 Day Index Contracts	March 2007	28,650,913	35,347
22 Eurodollar 90 Day Index Contracts	June 2007	21,734,625	23,262
21 Eurodollar 90 Day Index Contracts	Sept. 2007	20,745,638	22,379
20 Eurodollar 90 Day Index Contracts	Dec. 2007	19,756,250	21,370
20 Eurodollar 90 Day Index Contracts	March 2008	19,755,500	21,120
13 Eurodollar 90 Day Index Contracts	June 2008	12,840,263	18,586
12 Eurodollar 90 Day Index Contracts	Sept. 2008	11,851,800	17,202
5 Eurodollar 90 Day Index Contracts	Dec. 2008	4,937,813	5,043
3 Eurodollar 90 Day Index Contracts	March 2009	2,962,575	3,013

TOTAL EURODOLLAR CONTRACTS			$449,432

Swap Agreements
	Expiration	Notional	Value
	Date	Amount

Credit Default Swap
Receive from Citibank, upon default event
of DaimlerChrysler NA Holding Corp.,
par value of the notional amount of
DaimlerChrysler NA Holding Corp. 6.5%
11/15/13, and pay quarterly notional
amount multiplied by .8%	June 2007	$14,000,000	$ (132,143)
Receive quarterly notional amount
multiplied by .48% and pay Goldman
Sachs upon default event of TXU Energy
Co. LLC, par value of the notional amount
of TXU Energy Co. LLC 7% 3/15/13	Sept. 2008	13,540,000	(96,730)
Receive quarterly notional amount
multiplied by .78% and pay Goldman
Sachs upon default event of TXU Energy,
par value of the notional amount of TXU
Energy Co. LLC 7% 3/15/13	Dec. 2008	10,650,000	(10,857)

TOTAL CREDIT DEFAULT SWAP		38,190,000	(239,730)

Annual Report

112

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Total Return Swap
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 30 basis points and pay
monthly notional amount multiplied by
the nominal spread deprecation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	$67,500,000	$82,338
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 15 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	48,200,000	52,570
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 25 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by modified duration fac-
tor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	34,590
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 22 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Jan. 2006	35,100,000	39,424

113 Annual Report

Investments (Unaudited) continued

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 7.5 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Nov. 2005	$ 35,100,000	$23,383
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Home Equity
Index and pay monthly a floating rate
based on 1-month LIBOR with Lehman
Brothers, Inc.	May 2006	34,600,000	0
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Index and
pay monthly a floating rate based on the
1-month LIBOR minus 11.1 basis points
with Lehman Brothers, Inc.	Nov. 2005	30,000,000	15,466

TOTAL TOTAL RETURN SWAP		280,500,000	247,771

		$ 318,690,000	$8,041

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $635,471,501
or 9.0% of net assets.

(b) Affiliated entity.

(c) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $993,762.
(d) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(e) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

(f) The maturity amount is based on the
rate at period end.

Annual Report 114

(g) Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement/	Value
Counterparty
$2,233,358,000 due
11/1/05 at 4.03%
Banc of America
Securities LLC.	$ 259,759,905
Bank of America,
National Association	173,173,270
Barclays Capital Inc.	619,094,441
Countrywide Securities
Corporation	173,173,270
Goldman Sachs & Co.	259,759,905
Morgan Stanley & Co.
Incorporated	293,817,373
UBS Securities LLC	346,346,542
Wachovia Capital
Markets, LLC	21,646,659
WestLB AG	86,586,635
$ 2,233,358,000

Income Tax Information

At October 31, 2005, the aggregate cost of investment securities for income tax purposes was $7,134,872,281. Net unrealized appreciation aggregated $2,719,280, of which $9,555,121 related to appreciated investment securities and $6,835,841 related to depreciated investment securities.

115 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Money
Management, Inc.
Fidelity Investments Japan Limited
Fidelity International
Investment Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

LTB-UANN-1205 1.784752.102

Fidelity® Advisor Intermediate Bond Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	35	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	44	Notes to the financial statements.
Report of Independent	55
Registered Public
Accounting Firm
Trustees and Officers	56
Distributions	67
Proxy Voting Results	68
Board Approval of	70
Investment Advisory
Contracts and
Management Fees
Central Fund Investments	79	Complete list of investments for Fidelity’s
		fixed-income central funds.

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public
Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offend ers should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional Class	0.71%	6.07%	5.80%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Intermediate Bond Fund - Institutional Class on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Intermediate Government/Credit Bond Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Ford O’Neil, Portfolio Manager of Fidelity® Advisor Intermediate Bond Fund

Since its first full year of existence in 1976, the Lehman Brothers® Aggregate Bond Index has had only two calendar years of losses in 1994 and 1999. Whether bonds suffer a similar fate in 2005 remains to be seen. But despite a host of challenges, the Lehman Brothers index managed to gain 1.13% for the 12 month period ending October 31, 2005. It was a volatile climate for investment grade debt. The Federal Reserve Board raised short term interest rates eight times, which lifted the federal funds rate from 1.75% to 3.75% and curbed bond returns. Inflation which can lessen the value of fixed income investments also was a near constant threat. Concern about a potential recession was further cause for alarm, particularly as the yield curve moved closer to becoming inverted. In that scenario, longer term yields, which are typically higher to compensate for the added risk of a longer term investment, fall below short term yields. Against this backdrop, bond prices fell in three of the period’s final four months.

For the 12 months ending October 31, 2005, Fidelity Advisor Intermediate Bond Fund’s Institutional Class shares returned 0.71% . For the same 12 month period, the Lehman Brothers Intermediate Government/Credit Bond Index returned 0.27% and the LipperSM Short Intermediate Investment Grade Debt Funds Average gained 0.26% . The biggest boost to the fund’s performance relative to the index was effective yield curve positioning, which refers to how the fund’s assets were distributed across a range of maturities. The fund’s barbell strategy of emphasizing securities with both shorter and longer maturities than the index benefited performance as the yield curve flattened. On a sector basis, the fund did well by investing heavily outside the benchmark in higher yielding spread products, including asset backed securities and mortgage securities, both of which outpaced comparable duration Treasuries. The fund also benefited from security selection within those sectors, with commercial mortgage backed securities, collateralized mortgage obligations and home equity ABS providing the biggest boost. Detracting from performance was our underexposure to corporate bonds, which performed well throughout most of the year, although my security selection within that sector helped offset some of the ground we lost by underweighting it.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7 Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,003.90	$3.94
HypotheticalA	$1,000.00	$1,021.27	$3.97
Class T
Actual	$1,000.00	$1,003.40	$4.49
HypotheticalA	$1,000.00	$1,020.72	$4.53
Class B
Actual	$1,000.00	$999.90	$7.96
HypotheticalA	$1,000.00	$1,017.24	$8.03
Class C
Actual	$1,000.00	$998.60	$8.36
HypotheticalA	$1,000.00	$1,016.84	$8.44
Institutional Class
Actual	$1,000.00	$1,004.80	$3.08
HypotheticalA	$1,000.00	$1,022.13	$3.11

A 5% return per year before expenses

*Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	78%
Class T	89%
Class B	1.58%
Class C	1.66%
Institutional Class	61%

Annual Report

8

Investment Changes

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

Average Years to Maturity as of October 31, 2005
6 months ago
Years	4.7	4.5

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of October 31, 2005
6 months ago
Years	3.4	3.3

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central fund.

9 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Nonconvertible Bonds 22.4%
	Principal	Value
	Amount	(Note 1)

CONSUMER DISCRETIONARY – 1.7%
Automobiles – 0.1%
General Motors Corp. 8.25% 7/15/23	$ 1,895,000	$1,397,563
Media – 1.4%
AOL Time Warner, Inc.:
6.125% 4/15/06	2,400,000	2,414,215
6.875% 5/1/12	2,860,000	3,061,224
British Sky Broadcasting Group PLC (BSkyB) yankee
7.3% 10/15/06	2,000,000	2,043,578
BSKYB Finance UK PLC 5.625% 10/15/15 (a)	3,035,000	2,988,640
Cox Communications, Inc. 7.125% 10/1/12	1,235,000	1,322,828
Hearst-Argyle Television, Inc. 7% 11/15/07	1,000,000	1,031,513
Liberty Media Corp.:
5.7% 5/15/13	1,500,000	1,353,750
8.25% 2/1/30	1,665,000	1,561,657
News America Holdings, Inc. 7.375% 10/17/08	2,000,000	2,122,980
News America, Inc. 4.75% 3/15/10	2,000,000	1,969,220
		19,869,605
Multiline Retail – 0.2%
The May Department Stores Co. 5.75% 7/15/14	3,065,000	3,062,625

TOTAL CONSUMER DISCRETIONARY		24,329,793

CONSUMER STAPLES 0.8%
Beverages – 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (a)	1,620,000	1,564,560
Food Products 0.3%
Cadbury Schweppes U.S. Finance LLC:
3.875% 10/1/08 (a)	1,675,000	1,624,484
5.125% 10/1/13 (a)	1,055,000	1,039,351
ConAgra Foods, Inc. 6.75% 9/15/11	1,875,000	1,994,393
		4,658,228
Tobacco 0.4%
Philip Morris Companies, Inc. 7.65% 7/1/08	4,635,000	4,928,340

TOTAL CONSUMER STAPLES		11,151,128

See accompanying notes which are an integral part of the financial statements.

Annual Report 10

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

ENERGY 2.0%
Energy Equipment & Services – 0.4%
Cooper Cameron Corp. 2.65% 4/15/07	$1,555,000	$1,500,133
Petronas Capital Ltd. 7% 5/22/12 (a)	4,495,000	4,942,154
		6,442,287
Oil, Gas & Consumable Fuels – 1.6%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (a)	1,965,000	1,931,212
Duke Capital LLC 6.25% 2/15/13	3,250,000	3,365,928
EnCana Holdings Finance Corp. 5.8% 5/1/14	1,040,000	1,081,032
Enterprise Products Operating LP:
4.625% 10/15/09	1,290,000	1,251,263
5.6% 10/15/14	380,000	372,922
Kerr-McGee Corp. 6.875% 9/15/11	1,595,000	1,688,706
Kinder Morgan Energy Partners LP:
5.125% 11/15/14	2,100,000	2,037,216
5.35% 8/15/07	1,070,000	1,074,472
Nexen, Inc.:
5.05% 11/20/13	1,485,000	1,451,678
5.2% 3/10/15	1,185,000	1,156,739
Pemex Project Funding Master Trust:
6.125% 8/15/08	1,000,000	1,021,500
7.375% 12/15/14	3,000,000	3,279,000
7.875% 2/1/09 (f)	3,000,000	3,210,000
		22,921,668

TOTAL ENERGY		29,363,955

FINANCIALS – 10.4%
Capital Markets 1.5%
Bank of New York Co., Inc.:
3.4% 3/15/13 (f)	1,300,000	1,251,621
4.25% 9/4/12 (f)	1,510,000	1,490,876
Goldman Sachs Group, Inc.:
5.25% 10/15/13	3,000,000	2,966,901
6.6% 1/15/12	3,000,000	3,206,376
Legg Mason, Inc. 6.75% 7/2/08	4,235,000	4,426,405
Lehman Brothers Holdings E-Capital Trust I 4.59%
8/19/65 (a)(f)	1,500,000	1,503,423
Merrill Lynch & Co., Inc. 4.25% 2/8/10	2,740,000	2,652,019
Morgan Stanley 5.05% 1/21/11	4,100,000	4,064,203
		21,561,824

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

FINANCIALS – continued
Commercial Banks – 1.3%
Bank of America Corp.:
7.125% 9/15/06	$2,000,000	$2,038,612
7.4% 1/15/11	2,400,000	2,649,406
FleetBoston Financial Corp. 3.85% 2/15/08	1,000,000	981,691
Korea Development Bank:
3.875% 3/2/09	3,850,000	3,702,776
4.75% 7/20/09	1,300,000	1,282,658
U.S. Bank NA, Minnesota 5.7% 12/15/08	2,000,000	2,045,042
Wachovia Bank NA 4.875% 2/1/15	2,600,000	2,519,384
Wachovia Corp. 4.875% 2/15/14	1,970,000	1,915,583
Wells Fargo & Co. 4.625% 8/9/10	1,510,000	1,488,261
		18,623,413
Consumer Finance – 1.9%
Capital One Bank 6.5% 6/13/13	2,315,000	2,425,328
Capital One Financial Corp. 5.5% 6/1/15	2,000,000	1,957,702
Ford Motor Credit Co. 7.875% 6/15/10	8,000,000	7,700,616
Household Finance Corp. 4.125% 11/16/09	7,705,000	7,441,836
Household International, Inc. 8.875% 2/15/08	2,550,000	2,579,407
MBNA America Bank NA:
4.625% 8/3/09	4,000,000	3,958,412
7.125% 11/15/12	1,000,000	1,110,817
		27,174,118
Diversified Financial Services – 1.1%
Alliance Capital Management LP 5.625% 8/15/06	1,495,000	1,504,046
CIT Group, Inc. 3.875% 11/3/08	530,000	513,582
International Lease Finance Corp. 4.375% 11/1/09	2,000,000	1,960,814
JPMorgan Chase & Co.:
4.875% 3/15/14	2,190,000	2,116,136
5.75% 1/2/13	7,500,000	7,704,278
Salomon Smith Barney Holdings, Inc. 6.5% 2/15/08	2,425,000	2,511,029
		16,309,885
Insurance – 0.9%
Aegon NV 4.75% 6/1/13	3,400,000	3,282,516
Axis Capital Holdings Ltd. 5.75% 12/1/14	2,330,000	2,275,401
Marsh & McLennan Companies, Inc.:
5.15% 9/15/10	1,300,000	1,278,001
7.125% 6/15/09	1,480,000	1,555,850

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

FINANCIALS – continued
Insurance – continued
The St. Paul Travelers Companies, Inc. 6.38% 12/15/08	$2,200,000	$2,293,284
The St. Paul Travelers Companies, Inc. 8.125% 4/15/10	1,750,000	1,949,554
		12,634,606
Real Estate 3.1%
AMB Property LP 7.2% 12/15/05	2,000,000	2,006,188
Archstone Smith Operating Trust 5.25% 5/1/15	1,540,000	1,505,191
Arden Realty LP:
5.2% 9/1/11	1,200,000	1,173,096
7% 11/15/07	3,460,000	3,591,328
AvalonBay Communities, Inc. 5% 8/1/07	1,380,000	1,381,032
Boston Properties, Inc. 6.25% 1/15/13	2,830,000	2,950,683
Brandywine Operating Partnership LP 4.5% 11/1/09	3,310,000	3,196,149
BRE Properties, Inc.:
4.875% 5/15/10	1,765,000	1,735,952
5.95% 3/15/07	875,000	882,158
Camden Property Trust:
4.375% 1/15/10	1,450,000	1,391,907
5.875% 11/30/12	1,700,000	1,725,425
CarrAmerica Realty Corp. 5.25% 11/30/07	1,940,000	1,937,812
Colonial Properties Trust 4.75% 2/1/10	1,390,000	1,348,196
Developers Diversified Realty Corp.:
4.625% 8/1/10	2,325,000	2,245,804
5.25% 4/15/11	4,660,000	4,599,984
EOP Operating LP:
4.65% 10/1/10	6,440,000	6,266,184
4.75% 3/15/14	1,070,000	1,010,323
Equity Residential 5.125% 3/15/16	1,530,000	1,483,910
Healthcare Realty Trust, Inc. 5.125% 4/1/14	670,000	635,462
Post Apartment Homes LP 5.45% 6/1/12	1,800,000	1,750,756
Simon Property Group LP:
4.6% 6/15/10	1,215,000	1,186,558
5.1% 6/15/15	1,800,000	1,730,302
		45,734,400
Thrifts & Mortgage Finance – 0.6%
Countrywide Home Loans, Inc. 4% 3/22/11	1,890,000	1,773,618
Independence Community Bank Corp.:
3.5% 6/20/13 (f)	500,000	479,129
3.75% 4/1/14 (f)	2,610,000	2,487,748

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
Residential Capital Corp. 6.375% 6/30/10 (a)	$1,710,000	$ 1,736,922
Washington Mutual, Inc. 4.625% 4/1/14	3,080,000	2,896,691
		9,374,108

TOTAL FINANCIALS		151,412,354

INDUSTRIALS – 1.4%
Aerospace & Defense – 0.2%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (a)	1,995,000	1,950,587
Bombardier, Inc.:
6.3% 5/1/14 (a)	1,515,000	1,310,475
7.45% 5/1/34 (a)	60,000	49,800
		3,310,862
Airlines – 0.6%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	222,608	223,243
6.978% 10/1/12	475,645	475,364
7.024% 4/15/11	1,370,000	1,371,365
7.858% 4/1/13	2,000,000	2,050,492
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	1,363,258	1,294,055
7.056% 3/15/11	1,330,000	1,332,794
Delta Air Lines, Inc. pass thru trust certificates 7.57%
11/18/10	2,020,000	1,955,671
		8,702,984
Industrial Conglomerates – 0.3%
Hutchison Whampoa International 03/13 Ltd. 6.5%
2/13/13 (a)	705,000	739,035
Hutchison Whampoa International 03/33 Ltd. 6.25%
1/24/14 (a)	3,625,000	3,754,318
		4,493,353
Road & Rail 0.3%
Canadian Pacific Railway Co. yankee 6.25% 10/15/11	2,700,000	2,853,430
Norfolk Southern Corp. 5.257% 9/17/14	1,731,000	1,735,243
		4,588,673

TOTAL INDUSTRIALS		21,095,872

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

MATERIALS 0.4%
Metals & Mining – 0.4%
Corporacion Nacional del Cobre (Codelco) 6.375%
11/30/12 (a)	$5,580,000	$5,943,671

TELECOMMUNICATION SERVICES – 2.9%
Diversified Telecommunication Services – 2.6%
Ameritech Capital Funding Corp. 6.25% 5/18/09	1,100,000	1,135,828
AT&T Broadband Corp. 8.375% 3/15/13	3,000,000	3,455,721
BellSouth Corp. 5.2% 9/15/14	3,710,000	3,632,721
British Telecommunications PLC:
8.375% 12/15/10	2,835,000	3,232,269
8.875% 12/15/30	775,000	1,012,427
Koninklijke KPN NV yankee 8% 10/1/10	2,940,000	3,278,153
SBC Communications, Inc. 4.125% 9/15/09	5,000,000	4,814,155
Sprint Capital Corp. 8.375% 3/15/12	2,050,000	2,365,272
Telecom Italia Capital:
4% 1/15/10	4,940,000	4,695,875
4.95% 9/30/14	1,780,000	1,688,969
Telefonos de Mexico SA de CV 4.75% 1/27/10	4,695,000	4,588,827
TELUS Corp. yankee 7.5% 6/1/07	1,310,000	1,360,309
Verizon Global Funding Corp. 7.25% 12/1/10	1,697,000	1,840,420
		37,100,946
Wireless Telecommunication Services – 0.3%
America Movil SA de CV 4.125% 3/1/09	1,310,000	1,263,443
AT&T Wireless Services, Inc. 7.875% 3/1/11	2,820,000	3,157,495
		4,420,938

TOTAL TELECOMMUNICATION SERVICES		41,521,884

UTILITIES – 2.8%
Electric Utilities – 1.7%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	2,265,000	2,267,906
Exelon Corp.:
4.9% 6/15/15	1,075,000	1,009,739
6.75% 5/1/11	970,000	1,025,462
Exelon Generation Co. LLC 5.35% 1/15/14	3,000,000	2,968,605
FirstEnergy Corp. 6.45% 11/15/11	2,980,000	3,134,686
Monongahela Power Co. 5% 10/1/06	1,370,000	1,370,107
Niagara Mohawk Power Corp. 8.875% 5/15/07	400,000	423,296
PPL Energy Supply LLC 5.7% 10/15/35	3,070,000	3,026,661
Progress Energy, Inc. 7.1% 3/1/11	1,800,000	1,926,207

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

UTILITIES – continued
Electric Utilities – continued
PSI Energy, Inc. 6.65% 6/15/06	$ 3,775,000	$ 3,819,292
TXU Energy Co. LLC 7% 3/15/13	3,210,000	3,342,586
		24,314,547
Gas Utilities 0.1%
Texas Eastern Transmission Corp. 7.3% 12/1/10	1,010,000	1,101,026
Independent Power Producers & Energy Traders – 0.3%
Constellation Energy Group, Inc. 7% 4/1/12	3,052,000	3,303,347
TXU Corp. 5.55% 11/15/14	1,645,000	1,511,097
		4,814,444
Multi-Utilities – 0.7%
Dominion Resources, Inc.:
4.75% 12/15/10	2,050,000	2,000,199
6.25% 6/30/12	1,795,000	1,874,233
MidAmerican Energy Holdings, Inc. 5.875% 10/1/12	3,400,000	3,484,259
PSEG Funding Trust I 5.381% 11/16/07	2,290,000	2,298,471
Sempra Energy 7.95% 3/1/10	830,000	911,726
		10,568,888

TOTAL UTILITIES		40,798,905

TOTAL NONCONVERTIBLE BONDS
(Cost $328,444,442)		325,617,562

U.S. Government and Government Agency Obligations 34.2%

U.S. Government Agency Obligations 13.0%
Fannie Mae:
3.25% 1/15/08	5,532,000	5,368,181
3.25% 2/15/09	28,000,000	26,804,792
4.375% 7/17/13	4,850,000	4,636,935
5.25% 8/1/12	30,000,000	30,221,970
5.5% 3/15/11	19,700,000	20,303,963
6% 5/15/11	17,655,000	18,634,517
6.25% 2/1/11	735,000	774,382
Federal Home Loan Bank 3.75% 9/28/06	375,000	371,931
Freddie Mac:
5.25% 11/5/12	1,405,000	1,380,698
5.75% 1/15/12	25,460,000	26,636,838

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

U.S. Government and Government Agency Obligations continued
	Principal	Value
	Amount	(Note 1)
U.S. Government Agency Obligations continued
Freddie Mac: – continued
5.875% 3/21/11	$ 2,655,000	$ 2,760,462
6.625% 9/15/09	48,400,000	51,554,422

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		189,449,091
U.S. Treasury Inflation Protected Obligations 6.6%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	29,023,120	27,898,360
2% 1/15/14	40,596,668	40,716,998
2% 7/15/14	27,085,760	27,165,840

TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		95,781,198
U.S. Treasury Obligations – 14.6%
U.S. Treasury Bonds 6.25% 5/15/30	970,000	1,172,033
U.S. Treasury Notes:
3.125% 4/15/09	50,000,000	47,904,300
3.375% 10/15/09	51,000,000	49,023,750
3.625% 6/30/07	272,000	268,632
3.875% 7/31/07	721,000	714,888
4.25% 8/15/13	10,902,000	10,691,199
4.75% 5/15/14	101,560,000	102,829,486

TOTAL U.S. TREASURY OBLIGATIONS		212,604,288

TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $510,576,647)		497,834,577

U.S. Government Agency Mortgage Securities 6.1%

Fannie Mae – 5.2%
3.472% 4/1/34 (f)	487,737	484,553
3.75% 9/1/33 (f)	1,188,262	1,157,321
3.752% 10/1/33 (f)	216,215	211,082
3.771% 12/1/34 (f)	255,805	250,883
3.794% 6/1/34 (f)	950,009	917,737
3.815% 1/1/35 (f)	215,536	212,045
3.838% 1/1/35 (f)	607,960	600,946
3.869% 1/1/35 (f)	359,523	357,390
3.87% 11/1/34 (f)	1,369,696	1,352,280

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Fannie Mae continued
3.913% 12/1/34 (f)	$188,550	$187,747
3.964% 1/1/35 (f)	277,667	274,720
3.968% 5/1/33 (f)	75,645	74,510
3.976% 5/1/34 (f)	93,095	94,369
3.98% 12/1/34 (f)	265,946	263,972
3.997% 1/1/35 (f)	177,800	176,081
4.008% 12/1/34 (f)	1,412,216	1,403,506
4.014% 2/1/35 (f)	204,705	202,073
4.026% 1/1/35 (f)	107,232	106,318
4.026% 2/1/35 (f)	185,151	182,642
4.055% 10/1/18 (f)	202,269	198,567
4.064% 4/1/33 (f)	73,001	72,161
4.102% 2/1/35 (f)	125,574	124,138
4.107% 2/1/35 (f)	133,099	131,925
4.111% 1/1/35 (f)	395,225	390,230
4.112% 2/1/35 (f)	716,550	709,596
4.116% 2/1/35 (f)	349,445	345,381
4.128% 1/1/35 (f)	693,539	685,556
4.134% 2/1/35 (f)	450,150	447,219
4.144% 1/1/35 (f)	576,093	571,707
4.15% 2/1/35 (f)	355,661	352,200
4.172% 1/1/35 (f)	758,525	752,123
4.174% 1/1/35 (f)	318,354	315,276
4.183% 11/1/34 (f)	105,050	104,324
4.19% 1/1/35 (f)	448,502	439,661
4.222% 3/1/34 (f)	191,314	189,116
4.237% 10/1/34 (f)	550,160	551,001
4.25% 2/1/35 (f)	229,289	224,494
4.291% 8/1/33 (f)	447,626	443,396
4.294% 1/1/35 (f)	266,660	263,410
4.296% 3/1/35 (f)	218,020	216,559
4.298% 7/1/34 (f)	181,302	181,403
4.311% 5/1/35 (f)	320,031	316,002
4.313% 2/1/35 (f)	135,296	133,847
4.315% 3/1/33 (f)	106,547	104,605
4.315% 1/1/35 (f)	216,859	213,805
4.347% 1/1/35 (f)	224,720	220,507
4.367% 2/1/34 (f)	522,677	516,577
4.367% 4/1/35 (f)	150,741	148,915
4.402% 2/1/35 (f)	333,885	327,889
4.414% 5/1/35 (f)	659,938	653,957

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Fannie Mae continued
4.419% 11/1/34 (f)	$3,256,922	$3,242,228
4.447% 3/1/35 (f)	308,246	303,347
4.453% 10/1/34 (f)	1,176,188	1,173,096
4.454% 4/1/34 (f)	355,770	351,333
4.483% 1/1/35 (f)	362,671	360,881
4.485% 8/1/34 (f)	704,911	697,338
4.496% 3/1/35 (f)	681,535	669,847
4.5% 8/1/33 to 3/1/35	1,646,378	1,540,170
4.501% 5/1/35 (f)	169,810	167,656
4.525% 3/1/35 (f)	625,520	615,968
4.55% 2/1/35 (f)	1,468,913	1,461,597
4.554% 7/1/35 (f)	793,265	787,856
4.558% 2/1/35 (f)	231,173	228,376
4.584% 2/1/35 (f)	2,039,347	2,008,435
4.603% 2/1/35 (f)	157,484	157,339
4.605% 2/1/35 (f)	667,829	659,223
4.652% 11/1/34 (f)	752,591	745,032
4.68% 11/1/34 (f)	775,817	766,390
4.707% 3/1/35 (f)	1,903,767	1,898,343
4.734% 3/1/35 (f)	373,244	369,419
4.736% 7/1/34 (f)	639,659	636,140
4.815% 12/1/34 (f)	625,033	620,519
4.821% 12/1/32 (f)	324,566	324,305
4.848% 12/1/34 (f)	254,809	252,999
5.121% 5/1/35 (f)	1,558,587	1,564,752
5.204% 6/1/35 (f)	1,163,793	1,169,986
5.297% 9/1/35 (f)	446,470	442,719
5.5% 9/1/10 to 5/1/25	9,343,733	9,341,754
6% 5/1/16 to 4/1/17	1,410,214	1,442,977
6.5% 12/1/13 to 3/1/35	14,103,908	14,528,635
6.5% 11/1/35 (b)	2,360,481	2,423,181
7% 11/1/11 to 6/1/33	3,414,547	3,571,510
7% 11/1/20 (b)	88,453	92,268
7.5% 8/1/17 to 9/1/28	1,123,998	1,189,012
8.5% 6/1/11 to 9/1/25	165,793	179,199
9.5% 2/1/25	42,403	46,637
10.5% 8/1/20	27,520	31,012
11% 8/1/15	239,685	258,002
12.5% 12/1/13 to 4/1/15	15,464	17,176

TOTAL FANNIE MAE		75,192,379

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Freddie Mac – 0.8%
4.078% 12/1/34 (f)	$231,486	$ 228,412
4.109% 12/1/34 (f)	353,377	349,008
4.192% 1/1/35 (f)	1,052,168	1,040,306
4.289% 3/1/35 (f)	313,394	310,382
4.297% 5/1/35 (f)	527,402	522,018
4.309% 12/1/34 (f)	308,645	302,952
4.362% 3/1/35 (f)	463,945	454,811
4.385% 2/1/35 (f)	684,989	681,882
4.388% 2/1/35 (f)	597,891	586,120
4.445% 3/1/35 (f)	286,297	280,257
4.446% 2/1/34 (f)	345,869	342,032
4.479% 6/1/35 (f)	459,223	453,761
4.487% 3/1/35 (f)	851,465	834,863
4.493% 3/1/35 (f)	2,149,182	2,117,280
4.495% 3/1/35 (f)	351,294	344,432
4.56% 2/1/35 (f)	496,688	489,390
5.027% 4/1/35 (f)	1,789,123	1,785,259
8.5% 9/1/24 to 8/1/27	108,133	117,570
10% 5/1/09	5,032	5,345
10.5% 5/1/21	31,748	33,827
11% 12/1/11	1,987	2,140
11.5% 10/1/15	7,075	7,750
11.75% 10/1/10	10,202	10,951

TOTAL FREDDIE MAC		11,300,748
Government National Mortgage Association 0.1%
6.5% 2/15/29	427,913	444,718
7% 2/15/28 to 11/15/28	942,027	991,447
7.5% 2/15/28 to 10/15/28	13,806	14,637
8% 5/15/06 to 10/15/24	66,091	67,921
8.5% 4/15/17 to 10/15/21	148,691	162,578
11% 7/20/19 to 8/20/19	8,878	9,674

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		1,690,975

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $89,092,567)		88,184,102

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Asset Backed Securities 7.1%
	Principal	Value
	Amount	(Note 1)
ACE Securities Corp.:
Series 2003-FM1 Class M2, 5.8875% 11/25/32 (f)	$955,000	$963,068
Series 2004-HE1:
Class M1, 4.5375% 2/25/34 (f)	525,000	525,369
Class M2, 5.1375% 2/25/34 (f)	600,000	600,367
Aircraft Lease Securitization Ltd. Series 2005-1 Class
C1, 7.64% 9/9/30 (a)(f)	403,279	411,849
American Express Credit Account Master Trust:
Series 2004-1 Class B, 4.22% 9/15/11 (f)	1,430,000	1,435,514
Series 2004-C Class C, 4.47% 2/15/12 (a)(f)	4,760,288	4,771,304
AmeriCredit Automobile Receivables Trust Series 2005-1
Class E, 5.82% 6/6/12 (a)	920,000	916,246
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 4.4675% 4/25/34 (f)	300,000	299,988
Class M2, 4.5175% 4/25/34 (f)	225,000	224,991
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2 Class A2, 4.35% 4/15/33 (f)	2,623	2,623
Series 2003-HE7 Class A3, 4.33% 12/15/33 (f)	819,660	822,653
Bank One Issuance Trust:
Series 2002-B1 Class B1, 4.35% 12/15/09 (f)	1,290,000	1,294,706
Series 2002-C1 Class C1, 4.93% 12/15/09 (f)	1,840,000	1,858,537
Series 2003-C4 Class C4, 5% 2/15/11 (f)	3,295,000	3,358,424
Series 2004-B2 Class B2, 4.37% 4/15/12	3,100,000	3,031,936
Bear Stearns Asset Backed Securities I Series 2005-HE2:
Class M1, 4.5375% 2/25/35 (f)	1,555,000	1,555,505
Class M2, 4.7875% 2/25/35 (f)	570,000	571,886
Capital One Master Trust:
Series 2001-1 Class B, 4.48% 12/15/10 (f)	2,130,000	2,144,413
Series 2001-8A Class B, 4.52% 8/17/09 (f)	3,015,000	3,027,136
Capital One Multi-Asset Execution Trust:
Series 2003-B1 Class B1, 5.14% 2/17/09 (f)	3,535,000	3,548,486
Series 2003-B2 Class B2, 3.5% 2/17/09	1,860,000	1,849,155
Series 2003-B4 Class B4, 4.77% 7/15/11 (f)	1,680,000	1,705,585
Series 2004-6 Class B, 4.15% 7/16/12	2,560,000	2,481,185
CDC Mortgage Capital Trust Series 2003-HE2 Class M2,
5.5413% 10/25/33 (f)	824,992	836,548
Cendant Timeshare Receivables Funding LLC
Series 2005-1A Class A1, 4.67% 5/20/17 (a)	1,120,754	1,120,673
Chase Credit Card Master Trust Series 2003-6 Class B,
4.32% 2/15/11 (f)	2,435,000	2,453,110
Chase Credit Card Owner Trust:
Series 2003-6 Class C, 4.77% 2/15/11 (f)	3,625,000	3,680,142
Series 2004-1 Class B, 4.17% 5/15/09 (f)	1,020,000	1,019,930
See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Citibank Credit Card Issuance Trust Series 2003-C1
Class C1, 5.2% 4/7/10 (f)	$1,330,000	$1,358,123
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 4.5375% 5/25/34 (f)	1,275,000	1,277,136
Series 2004-3 Class M1, 4.5375% 6/25/34 (f)	350,000	350,664
Crown Castle Towers LLC/Crown Atlantic Holdings Sub
LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (a)	1,150,000	1,117,164
Class C, 5.074% 6/15/35 (a)	1,044,000	1,015,440
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 4.7175% 11/25/33 (f)	300,000	302,902
Class M2, 5.7875% 11/25/33 (f)	200,000	205,258
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.5875% 3/25/34 (f)	100,000	100,158
Class M4, 4.9375% 3/25/34 (f)	75,000	75,689
Fremont Home Loan Trust:
Series 2004 A:
Class M1, 4.5875% 1/25/34 (f)	1,100,000	1,103,158
Class M2, 5.1875% 1/25/34 (f)	1,275,000	1,291,058
Series 2005 A:
Class M1, 4.4675% 1/25/35 (f)	375,000	376,228
Class M2, 4.4975% 1/25/35 (f)	550,000	550,350
Class M3, 4.5275% 1/25/35 (f)	300,000	300,673
Class M4, 4.7175% 1/25/35 (f)	225,000	226,507
GSAMP Trust Series 2004-FM2:
Class M1, 4.5375% 1/25/34 (f)	750,000	749,969
Class M2, 5.1375% 1/25/34 (f)	400,000	399,983
Class M3, 5.3375% 1/25/34 (f)	400,000	399,983
Home Equity Asset Trust:
Series 2003-2:
Class A2, 4.4175% 8/25/33 (f)	44,711	44,847
Class M1, 4.9175% 8/25/33 (f)	765,000	773,960
Series 2003-4:
Class M1, 4.4413% 10/25/33 (f)	1,045,000	1,051,227
Class M2, 5.5413% 10/25/33 (f)	1,240,000	1,253,790
Series 2004-3 Class M2, 5.2375% 8/25/34 (f)	535,000	544,281
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.46% 1/20/35 (f)	606,378	606,461
Class M2, 4.49% 1/20/35 (f)	455,858	455,921
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 4.7875% 7/25/33 (f)	2,460,000	2,473,506
Class M2, 5.4913% 7/25/33 (f)	1,260,000	1,280,066

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
MBNA Credit Card Master Note Trust:
Series 2003-B2 Class B2, 4.36% 10/15/10 (f)	$350,000	$353,301
Series 2003-B3 Class B3, 4.345% 1/18/11 (f)	1,685,000	1,694,048
Series 2003-B5 Class B5, 4.34% 2/15/11 (f)	2,530,000	2,547,804
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 4.5375% 7/25/34 (f)	500,000	499,980
Class M2, 4.5875% 7/25/34 (f)	100,000	99,996
Class M3, 4.9875% 7/25/34 (f)	200,000	199,992
Class M4, 5.1375% 7/25/34 (f)	125,000	124,995
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 5.1375% 12/27/32 (f)	460,000	466,335
Series 2003-NC8 Class M1, 4.7375% 9/25/33 (f)	665,000	673,456
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 5.0375% 1/25/32 (f)	1,318,275	1,321,010
Series 2002-NC1 Class M1, 4.8375% 2/25/32 (a)(f)	706,794	710,498
Series 2002-NC3 Class M1, 4.7575% 8/25/32 (f)	375,000	376,416
Series 2003-NC2 Class M2, 6.0375% 2/25/33 (f)	710,000	718,467
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (h)	1,960,000	972,199
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (h)	950,000	237,723
Nissan Auto Lease Trust Series 2003-A Class A3B,
2.57% 6/15/09	5,385,491	5,329,443
NovaStar Home Equity Loan Series 2004-1:
Class M1, 4.4875% 6/25/34 (f)	350,000	350,276
Class M4, 5.0125% 6/25/34 (f)	585,000	587,357
Onyx Acceptance Owner Trust Series 2005-B Class A4,
4.34% 5/15/12	1,045,000	1,027,775
Ownit Mortgage Loan Asset-Backed Certificates
Series 2005-3 Class A2A, 4.1575% 6/25/36 (f)	3,352,676	3,352,810
SLM Private Credit Student Loan Trust Series 2004-A
Class C, 4.82% 6/15/33 (f)	1,190,000	1,214,324
Structured Asset Securities Corp. Series 2005-5N
Class 3A1A, 4.36% 11/25/35 (f)	3,655,000	3,655,000
Superior Wholesale Inventory Financing Trust VII
Series 2003-A8 Class CTFS, 4.42% 3/15/11 (a)(f)	2,320,000	2,318,188
Superior Wholesale Inventory Financing Trust XII
Series 2005-A12:
Class B, 4.45% 6/15/10 (f)	1,425,000	1,424,707
Class C, 5.17% 6/15/10 (f)	710,000	711,230
Volkswagen Auto Lease Trust Series 2005-A Class A4,
3.94% 10/20/10	3,815,000	3,753,745

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
West Penn Funding LLC Series 1999-A Class A3, 6.81%
9/25/08	$1,403,192	$ 1,415,454
WFS Financial Owner Trust Series 2005-1 Class D,
4.09% 8/15/12	754,880	743,526
TOTAL ASSET BACKED SECURITIES
(Cost $103,017,926)		103,075,886

Collateralized Mortgage Obligations 5.4%

Private Sponsor 4.5%
Adjustable Rate Mortgage Trust floater Series 2005-2
Class 6A2, 4.3175% 6/25/35 (f)	550,070	550,414
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.372% 12/25/33 (f)	358,507	355,945
Class 2A1, 4.1851% 12/25/33 (f)	1,288,003	1,264,078
Series 2003-L Class 2A1, 3.9761% 1/25/34 (f)	2,418,198	2,364,371
Series 2004-B:
Class 1A1, 3.4033% 3/25/34 (f)	751,233	739,139
Class 2A2, 4.1237% 3/25/34 (f)	962,769	936,054
Series 2004-C Class 1A1, 3.3651% 4/25/34 (f)	1,488,306	1,461,508
Series 2004 D:
Class 1A1, 3.5491% 5/25/34 (f)	1,841,307	1,814,907
Class 2A2, 4.2063% 5/25/34 (f)	2,472,975	2,422,182
Series 2004-G Class 2A7, 4.5859% 8/25/34 (f)	1,921,910	1,905,629
Series 2004-H Class 2A1, 4.4977% 9/25/34 (f)	2,064,261	2,029,365
Bear Stearns Adjustable Rate Mortgage Trust Series
2005-6 Class 1A1, 5.1587% 8/25/35 (f)	3,958,991	3,954,589
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 4.4075% 4/25/34 (f)	429,926	430,409
Series 2004-AR6 Class 9A2, 4.4075% 10/25/34 (f) .	706,235	706,908
Granite Mortgages PLC floater Series 2004-2 Class 1C,
4.59% 6/20/44 (f)	653,037	654,057
Master Asset Securitization Trust Series 2004-9
Class 7A1, 6.3216% 5/25/17 (f)	1,829,752	1,838,999
Master Seasoned Securitization Trust Series 2004-1
Class 1A1, 6.2403% 8/25/17 (f)	1,454,608	1,476,561
Merrill Lynch Mortgage Investors, Inc.:
floater Series 2005-B Class A2, 3.75% 7/25/30 (f)	2,085,746	2,082,470
Series 2003-E Class XA1, 1% 10/25/28 (f)(h)	9,741,227	108,743
Series 2003-G Class XA1, 1% 1/25/29 (h)	8,580,049	98,925
Series 2003-H Class XA1, 1% 1/25/29 (a)(h)	7,474,186	88,586

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
Private Sponsor continued
Opteum Mortgage Acceptance Corp. floater
Series 2005-3 Class APT, 4.3275% 7/25/35 (f)	$ 1,337,976	$1,338,760
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	2,220,826	2,246,773
Series 2004-SL2 Class A1, 6.5% 10/25/16	300,585	305,115
Series 2004-SL3 Class A1, 7% 8/25/16	3,540,687	3,620,495
Residential Finance LP/Residential Finance Development
Corp. floater:
Series 2003-B:
Class B3, 5.49% 7/10/35 (a)(f)	2,305,916	2,346,270
Class B4, 5.69% 7/10/35 (a)(f)	1,729,437	1,761,864
Class B5, 6.29% 7/10/35 (a)(f)	1,633,357	1,668,066
Class B6, 6.79% 7/10/35 (a)(f)	768,639	784,972
Series 2003-CB1:
Class B3, 5.39% 6/10/35 (a)(f)	806,107	820,213
Class B4, 5.59% 6/10/35 (a)(f)	719,738	733,233
Class B5, 6.19% 6/10/35 (a)(f)	489,422	499,822
Class B6, 6.69% 6/10/35 (a)(f)	292,693	298,913
Series 2004-B:
Class B4, 5.04% 2/10/36 (a)(f)	293,729	298,134
Class B5, 5.49% 2/10/36 (a)(f)	293,729	298,869
Class B6, 5.94% 2/10/36 (a)(f)	97,910	99,745
Series 2004-C:
Class B4, 4.89% 9/10/36 (f)	394,139	399,066
Class B5, 5.29% 9/10/36 (f)	492,674	498,216
Class B6, 5.69% 9/10/36 (f)	98,535	100,013
Residential Funding Securities Corp. Series 2003-RP2
Class A1, 4.4875% 6/25/33 (a)(f)	908,540	911,521
Sequoia Mortgage Funding Trust Series 2003-A Class
AX1, 0.8% 10/21/08 (a)(h)	30,430,369	205,758
Sequoia Mortgage Trust floater Series 2004-8 Class A2,
4.41% 9/20/34 (f)	1,433,532	1,433,432
WAMU Mortgage pass thru certificates:
floater Series 2005-AR13 Class A1C1, 4.2275%
10/25/45 (f)	2,470,000	2,470,000
sequential pay Series 2002-S6 Class A25, 6%
10/25/32	628,491	628,194
Series 2003-AR12 Class A5, 4.043% 2/25/34	5,000,000	4,874,146
Washington Mutual Mortgage Securities Corp.
sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	282,599	289,947
Series 2004-RA2 Class 2A, 7% 7/25/33	449,710	457,351

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
Private Sponsor continued
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-T Class A1, 3.4546% 9/25/34 (f)	$ 2,183,625	$ 2,169,402
Series 2005-AR10 Class 2A2, 4.1105% 6/25/35 (f) .	2,999,305	2,939,197
Series 2005-AR4 Class 2A2, 4.5373% 4/25/35 (f)	2,534,894	2,482,324
Series 2005-AR9 Class 2A1, 4.362% 5/25/35 (f)	1,372,558	1,353,025

TOTAL PRIVATE SPONSOR		65,616,675
U.S. Government Agency 0.9%
Fannie Mae planned amortization class Series 2003-39
Class PV, 5.5% 9/25/22	3,045,000	3,011,695
Freddie Mac Multi-class participation certificates
guaranteed:
planned amortization class:
Series 2702 Class WB, 5% 4/15/17	2,480,000	2,462,397
Series 2773 Class JD, 5% 3/15/18	3,849,000	3,796,258
sequential pay Series 2473 Class VK, 6.5% 10/15/18	3,595,981	3,602,130
Ginnie Mae guaranteed REMIC pass thru securities
planned amortization class Series 2001-45 Class GC,
6.5% 10/20/30	58,671	58,547

TOTAL U.S. GOVERNMENT AGENCY		12,931,027

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $79,618,432)		78,547,702

Commercial Mortgage Securities 7.8%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1%
8/13/29	105,402	107,529
Series 1997-D5 Class PS1, 1.6354% 2/14/43 (f)(h) .	17,274,032	823,030
Banc of America Commercial Mortgage, Inc. Series
2002-2 Class XP, 2.0162% 7/11/43 (a)(f)(h)	10,961,126	652,959
Banc of America Large Loan, Inc. floater Series
2003 BBA2:
Class C, 4.44% 11/15/15 (a)(f)	265,000	265,811
Class D, 4.52% 11/15/15 (a)(f)	410,000	412,082
Class F, 4.87% 11/15/15 (a)(f)	295,000	296,836
Class H, 5.37% 11/15/15 (a)(f)	265,000	266,401
Class J, 5.92% 11/15/15 (a)(f)	275,000	278,150
Class K, 6.57% 11/15/15 (a)(f)	245,000	244,537

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Bank of America Large Loan, Inc. floater Series
2005 ESHA:
Class E, 4.5256% 7/14/08 (a)(f)	$725,000	$724,933
Class F, 4.6956% 7/14/08 (a)(f)	435,000	434,959
Class G, 4.8256% 7/14/08 (a)(f)	215,000	214,980
Class H, 5.0456% 7/14/08 (a)(f)	290,000	289,973
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 4.3975% 4/25/34 (a)(f)	1,506,353	1,507,061
Class B, 5.9375% 4/25/34 (a)(f)	158,564	160,378
Class M1, 4.5975% 4/25/34 (a)(f)	158,564	159,257
Class M2, 5.2375% 4/25/34 (a)(f)	79,282	80,211
Series 2004-2 Class A, 4.4675% 8/25/34 (a)(f)	1,400,895	1,403,963
Series 2004-3:
Class A1, 4.4075% 1/25/35 (a)(f)	1,580,245	1,581,967
Class A2, 4.4575% 1/25/35 (a)(f)	232,389	232,462
Class M1, 4.5375% 1/25/35 (a)(f)	278,867	279,244
Class M2, 5.0375% 1/25/35 (a)(f)	185,911	187,017
Bear Stearns Commercial Mortgage Securities, Inc.:
sequential pay Series 2004-ESA Class A3, 4.741%
5/14/16 (a)	770,000	761,903
Series 2003-T12 Class X2, 0.8532% 8/13/39 (a)(f)(h)	6,510,351	150,045
Series 2004 ESA:
Class B, 4.888% 5/14/16 (a)	1,410,000	1,401,870
Class C, 4.937% 5/14/16 (a)	880,000	876,319
Class D, 4.986% 5/14/16 (a)	320,000	319,168
Class E, 5.064% 5/14/16 (a)	995,000	995,236
Class F, 5.182% 5/14/16 (a)	240,000	239,908
CDC Commercial Mortgage Trust Series 2002-FX1
Class XCL, 0.7836% 5/15/35 (a)(f)(h)	23,386,026	1,325,197
Chase Commercial Mortgage Securities Corp.
Series 2001 245 Class A2, 6.4842% 2/12/16 (a)(f)	980,000	1,034,356
COMM floater Series 2002-FL7 Class D, 4.54%
11/15/14 (a)(f)	600,000	602,202
Commercial Mortgage Asset Trust sequential pay
Series 1999-C2 Class A1, 7.285% 11/17/32	1,647,306	1,694,149
Commercial Mortgage pass thru certificates floater
Series 2004-CNL:
Class B, 4.37% 9/15/14 (a)(f)	440,000	440,163
Class D, 4.61% 9/15/14 (a)(f)	135,000	135,038
Class E, 4.67% 9/15/14 (a)(f)	185,000	185,116
Class F, 4.77% 9/15/14 (a)(f)	145,000	145,072
Class G, 4.95% 9/15/14 (a)(f)	330,000	330,122

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Commercial Mortgage pass thru certificates floater
Series 2004-CNL: – continued
Class H, 5.05% 9/15/14 (a)(f)	$355,000	$355,131
Class J, 5.57% 9/15/14 (a)(f)	120,000	120,303
Class K, 5.97% 9/15/14 (a)(f)	190,000	190,315
Class L, 6.17% 9/15/14 (a)(f)	155,000	154,950
CS First Boston Mortgage Securities Corp.:
floater Series 2004-HC1:
Class A2, 4.47% 12/15/21 (a)(f)	365,000	364,999
Class B, 4.72% 12/15/21 (a)(f)	945,000	944,996
sequential pay:
Series 1997-C2:
Class A2, 6.52% 1/17/35	52,805	52,883
Class A3, 6.55% 1/17/35	1,245,000	1,279,110
Series 1998-C1 Class A1B, 6.48% 5/17/40	2,799,293	2,889,562
Series 1999-C1 Class A2, 7.29% 9/15/41	7,550,000	8,051,295
Series 2001-CK3 Class A2, 6.04% 6/15/34	1,869,869	1,873,390
Series 1997-C2 Class D, 7.27% 1/17/35	755,000	798,726
Series 2001-CK6 Class AX, 0.645% 9/15/18 (h)	33,508,004	1,097,478
Deutsche Mortgage & Asset Receiving Corp. sequential
pay Series 1998-C1 Class D, 7.231% 6/15/31	635,000	666,310
DLJ Commercial Mortgage Corp. sequential pay:
Series 1998-CF1 Class A1B, 6.41% 2/18/31	4,229,469	4,334,801
Series 2000-CF1:
Class A1A, 7.45% 6/10/33	1,186,076	1,193,738
Class A1B, 7.62% 6/10/33	1,855,000	2,030,294
Equitable Life Assurance Society of the United States:
sequential pay Series 174 Class A1, 7.24%
5/15/06 (a)	1,500,000	1,518,449
Series 174 Class C1, 7.52% 5/15/06 (a)	1,000,000	1,012,679
First Union-Lehman Brothers Commercial Mortgage Trust
sequential pay Series 1997-C2 Class A3, 6.65%
11/18/29	400,285	410,617
GE Capital Commercial Mortgage Corp. Series 2001-1
Class X1, 0.7489% 5/15/33 (a)(f)(h)	22,848,962	809,201
GGP Mall Properties Trust sequential pay Series
2001-C1A Class A2, 5.007% 11/15/11 (a)	4,814,789	4,824,706
Ginnie Mae guaranteed Multi-family pass thru securities
sequential pay Series 2002-35 Class C, 5.8917%
10/16/23 (f)	370,000	378,660
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	2,030,000	1,937,445
Series 2003-36 Class C, 4.254% 2/16/31	1,685,000	1,622,047

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Ginnie Mae guaranteed REMIC pass thru securities: -
continued
sequential pay:
Series 2003-47 Class C, 4.227% 10/16/27	$ 2,990,432	$ 2,911,260
Series 2003-59 Class D, 3.654% 10/16/27	3,060,000	2,851,738
Series 2003-47 Class XA, 0.0199% 6/16/43 (f)(h)	7,756,367	386,529
GMAC Commercial Mortgage Securities, Inc. Series
2004-C3 Class X2, 0.9004% 12/10/41 (f)(h)	13,465,000	372,477
Greenwich Capital Commercial Funding Corp. Series
2005-GG3 Class XP, 0.9818% 8/10/42 (a)(f)(h)	61,434,000	2,101,964
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (a)	2,895,000	3,098,682
Series 2003-C1 Class A2A, 3.59% 1/10/40	1,560,000	1,521,051
Series 2001-LIBA Class C, 6.733% 2/14/16 (a)	815,000	872,177
Series 2005-GG4 Class XP, 0.734% 7/10/39 (a)(h)	47,170,000	1,681,285
Heller Financial Commercial Mortgage Asset Corp.
sequential pay Series 2000-PH1 Class A1, 7.715%
1/17/34	961,887	977,393
Hilton Hotel Pool Trust:
sequential pay Series 2000-HLTA Class A1, 7.055%
10/3/15 (a)	1,241,917	1,307,901
Series 2000-HLTA Class D, 7.555% 10/3/15 (a)	1,405,000	1,504,139
Host Marriott Pool Trust sequential pay Series
1999-HMTA Class B, 7.3% 8/3/15 (a)	530,000	568,635
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2004 C1 Class X2, 1.2499% 1/15/38 (a)(f)(h)	4,920,894	185,867
LB-UBS Commercial Mortgage Trust sequential pay
Series 2000-C3 Class A1, 7.95% 7/15/09	1,757,028	1,810,275
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A
Class B, 4.13% 11/20/37 (a)	4,000,000	3,697,496
Lehman Brothers Floating Rate Commercial Mortgage
Trust floater Series 2003-LLFA:
Class J, 5.9956% 12/16/14 (a)(f)	1,480,000	1,474,503
Class K1, 6.4956% 12/16/14 (a)(f)	770,000	766,751
Morgan Stanley Capital I, Inc. Series 2005-IQ9
Class X2, 1.2032% 7/15/56 (a)(f)(h)	16,050,000	763,003
Morgan Stanley Dean Witter Capital I Trust sequential
pay Series 2001-PPM Class A2, 6.4% 2/15/31	1,926,095	1,988,954
Mortgage Capital Funding, Inc. sequential pay
Series 1998-MC2 Class A2, 6.423% 6/18/30	1,251,044	1,285,950
Nationslink Funding Corp. sequential pay Series 1999-2
Class A1C, 7.03% 6/20/31	514,874	522,110
Thirteen Affiliates of General Growth Properties, Inc.
sequential pay Series 1 Class A2, 6.602% 11/15/07 (a)	2,500,000	2,577,752
See accompanying notes which are an integral part of the financial statements.

29		Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (a)	$ 3,675,000	$ 3,739,640
Class C4, 6.893% 5/15/16 (a)	8,000,000	8,555,179
Wachovia Bank Commercial Mortgage Trust sequential pay:
Series 2003-C7 Class A1, 4.241% 10/15/35 (a)	2,776,219	2,697,945
Series 2003-C8 Class A3, 4.445% 11/15/35	4,050,000	3,925,535
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $116,120,730)		114,297,880

Foreign Government and Government Agency Obligations 0.7%

Israeli State 4.625% 6/15/13	480,000	456,600
Korean Republic 4.875% 9/22/14	1,415,000	1,374,787
United Mexican States:
4.625% 10/8/08	1,760,000	1,738,880
5.875% 1/15/14	2,510,000	2,550,160
7.5% 1/14/12	3,650,000	4,044,200
TOTAL FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $9,726,243)		10,164,627

Fixed Income Funds 14.7%
	Shares
Fidelity Specialized High Income Central Investment Portfolio (g)	. 150,068	14,756,186
Fidelity Ultra-Short Central Fund (g)	1,998,361	198,736,992
TOTAL FIXED INCOME FUNDS
(Cost $213,483,765)		213,493,178

Cash Equivalents 1.3%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by U.S.
Government Obligations, in a joint trading account at
4.03%, dated 10/31/05 due 11/1/05)
(Cost $19,062,000)	$19,064,135	19,062,000

TOTAL INVESTMENT PORTFOLIO 99.7%
(Cost $1,469,142,752)		1,450,277,514

NET OTHER ASSETS – 0.3%		4,147,930
NET ASSETS 100%		$ 1,454,425,444

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Swap Agreements

	Expiration	Notional	Value
	Date	Amount

Credit Default Swap
Receive quarterly a fixed rate of .4%
multiplied by the notional amount and pay
to Merrill Lynch, Inc., upon each default
event of one of the issues of Dow Jones
CDX N.A. Investment Grade 4, par value
of the proportional notional amount (d)	June 2010	$10,000,000	$ (55,928)
Receive quarterly a fixed rate of .45%
multiplied by the notional amount and pay
to Goldman Sachs, upon each default
event of one of the issues of Dow Jones
CDX N.A. Investment Grade 5, par value
of the proportional notional amount (e)	Dec. 2010	15,000,000	(12,416)
Receive quarterly a fixed rate of .5%
multiplied by the notional amount and pay
to Merrill Lynch, Inc., upon each default
event of one of the issues of Dow Jones
CDX N.A. Investment Grade 3, par value
of the proportional notional amount (c)	March 2010	6,425,000	4,985
Receive quarterly a fixed rate of .7%
multiplied by the notional amount and pay
to Deutsche Bank, upon each default event
of one of the issues of Dow Jones CDX
N.A. Investment Grade 3, par value of the
proportional notional amount (c)	March 2015	6,425,000	(38,484)
Receive quarterly notional amount multiplied
by .35% and pay Goldman Sachs upon
default event of Southern California Edison
Co., par value of the notional amount of
Southern California Edison Co. 7.625%
1/15/10	Sept. 2010	1,600,000	430
Receive quarterly notional amount multiplied
by .41% and pay Goldman Sachs upon
default event of Sempra Energy, par value
of the notional amount of Sempra Energy
7.95% 3/1/10	Sept. 2010	1,380,000	(480)
Receive quarterly notional amount multiplied
by .42% and pay Morgan Stanley, Inc.
upon default event of Sempra Energy, par
value of the notional amount of Sempra
Energy 6% 2/1/13	Sept. 2010	1,000,000	98

See accompanying notes which are an integral part of the financial statements.

	31		Annual Report

Investments continued

Swap Agreements continued
	Expiration	Notional	Value
	Date	Amount

Credit Default Swap – continued
Receive quarterly notional amount multiplied
by .47% and pay JPMorgan Chase, Inc.
upon default event of Fannie Mae, par
value of the notional amount of Fannie
Mae 4.625% 5/1/13	June 2010	$ 2,500,000	$26,080
Receive quarterly notional amount multiplied
by .6% and pay Deutsche Bank upon
default event of Tyco International Group
SA, par value of the notional amount of
Tyco International Group SA 6%
11/15/13	June 2010	700,000	3,358

TOTAL CREDIT DEFAULT SWAP		45,030,000	(72,357)
Interest Rate Swap
Receive quarterly a fixed rate equal to
3.098% and pay quarterly a floating rate
based on 3-month LIBOR with Morgan
Stanley, Inc.	April 2007	14,440,000	(338,280)
Receive quarterly a fixed rate equal to
3.1422% and pay quarterly a floating rate
based on 3-month LIBOR with JPMorgan
Chase, Inc.	April 2007	12,300,000	(280,316)
Receive quarterly a fixed rate equal to
3.177% and pay quarterly a floating rate
based on 3-month LIBOR with JPMorgan
Chase, Inc.	Nov. 2006	50,000,000	(836,965)
Receive quarterly a fixed rate equal to
4.3875% and pay quarterly a floating rate
based on 3-month LIBOR with Credit
Suisse First Boston	March 2010	6,425,000	(115,721)
Receive quarterly a fixed rate equal to
4.774% and pay quarterly a floating rate
based on 3-month LIBOR with Credit
Suisse First Boston	March 2015	6,425,000	(105,697)
Receive quarterly a fixed rate equal to
4.898% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	July 2014	5,300,000	(38,777)

TOTAL INTEREST RATE SWAP		94,890,000	(1,715,756)

See accompanying notes which are an integral part of the financial statements.

Annual Report	32

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Total Return Swap
Receive monthly a return equal to Banc of
America Securities LLC AAA 10 Yr
Commercial Mortgage Backed Securities
Daily Index and pay monthly a floating
rate based on 1-month LIBOR minus 20
basis points with Bank of America	July 2006	$ 2,700,000	$ (49,430)
Receive monthly a return equal to Banc of
America Securities LLC AAA 10 Yr
Commercial Mortgage Backed Securities
Daily Index and pay monthly a floating
rate based on 1-month LIBOR minus 40
basis points with Bank of America	March 2006	2,700,000	(37,946)
Receive monthly a return equal to Lehman
Brothers CMBS AAA 8.5+ Index and pay
monthly a floating rate based on 1-month
LIBOR minus 25 basis points with Deutsche
Bank	April 2006	2,700,000	(46,551)
Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index and
pay monthly a floating rate based on
1-month LIBOR minus 15 basis points with
Citibank	April 2006	1,500,000	(16,446)
Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index and
pay monthly a floating rate based on
1-month LIBOR minus 20 basis points with
Lehman Brothers, Inc.	March 2006	600,000	(6,536)
Receive monthly a return equal to Lehman
Brothers Commercial Mortgage Backed
Securities AAA Daily Index and pay
monthly a floating rate based on 1-month
LIBOR minus 25 basis points with Bank of
America	Dec. 2005	2,600,000	(28,588)
Receive quarterly a return equal to Banc of
America Securities LLC AAA 10 Yr
Commercial Mortgage Backed Securities
Daily Index and pay quarterly a floating
rate based on 3-month LIBOR minus 40
basis points with Bank of America	Nov. 2005	5,400,000	(148,626)

TOTAL TOTAL RETURN SWAP		18,200,000	(334,123)

		$ 158,120,000	$(2,122,236)

See accompanying notes which are an integral part of the financial statements.

	33		Annual Report

Investments continued

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $118,779,504
or 8.2% of net assets.

(b) Security or a portion of the security
purchased on a delayed delivery or
when-issued basis.

(c) Dow Jones CDX N.A. Investment Grade
3 is a tradable index of credit default
swaps on investment grade debt of U.S.
companies.

(d) Dow Jones CDX N.A. Investment Grade
4 is a tradable index of credit default
swaps on investment grade debt of U.S.
companies.

(e) Dow Jones CDX N.A. Investment Grade
5 is a tradable index of credit default
swaps on investment grade debt of U.S.
companies.

(f) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(g) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. A complete unaudited
listing of the fixed-income central fund’s
holdings is provided at the end of this
report.

(h) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

See accompanying notes which are an integral part of the financial statements.

Annual Report 34

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (including repurchase
agreements of $19,062,000) (cost $1,469,142,752)
— See accompanying schedule		$1,450,277,514
Cash		549
Receivable for investments sold		1,875,699
Receivable for fund shares sold		1,905,534
Interest receivable		12,422,216
Other receivables		15,054
Total assets		1,466,496,566

Liabilities
Payable for investments purchased
Regular delivery	$1,622,057
Delayed delivery	2,527,876
Payable for fund shares redeemed	4,330,670
Distributions payable	290,746
Swap agreements, at value	2,122,236
Accrued management fee	398,418
Distribution fees payable	277,405
Other affiliated payables	303,132
Other payables and accrued expenses	198,582
Total liabilities		12,071,122

Net Assets		$ 1,454,425,444
Net Assets consist of:
Paid in capital		$1,462,732,108
Undistributed net investment income		5,771,423
Accumulated undistributed net realized gain (loss) on
investments		6,792,777
Net unrealized appreciation (depreciation) on
investments		(20,870,864)
Net Assets		$ 1,454,425,444

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($219,440,582 ÷ 20,185,730 shares)	$10.87
Maximum offering price per share (100/96.25 of $10.87)	$11.29
Class T:
Net Asset Value and redemption price per share
($622,244,629 ÷ 57,215,002 shares)	$10.88
Maximum offering price per share (100/97.25 of $10.88)	$11.19
Class B:
Net Asset Value and offering price per share
($73,016,976 ÷ 6,722,731 shares)A	$10.86
Class C:
Net Asset Value and offering price per share
($74,522,337 ÷ 6,866,490 shares)A	$10.85
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($465,200,920 ÷ 42,712,395 shares)	$10.89

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 36

Statement of Operations
	Year ended October 31, 2005

Investment Income
Interest		$61,383,949
Security lending		26,456
Total income		61,410,405

Expenses
Management fee	$5,311,476
Transfer agent fees	2,951,330
Distribution fees	3,629,988
Accounting and security lending fees	512,735
Independent trustees’ compensation	6,561
Custodian fees and expenses	51,161
Registration fees	123,291
Audit	69,709
Legal	4,710
Miscellaneous	142,376
Total expenses before reductions	12,803,337
Expense reductions	(27,914)	12,775,423

Net investment income		48,634,982
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	7,057,232
Futures contracts	642,445
Swap agreements	195,608
Total net realized gain (loss)		7,895,285
Change in net unrealized appreciation (depreciation) on:
Investment securities	(47,434,544)
Futures contracts	(775,947)
Swap agreements	(2,729,000)
Total change in net unrealized appreciation
(depreciation)		(50,939,491)
Net gain (loss)		(43,044,206)
Net increase (decrease) in net assets resulting from
operations		$5,590,776

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 48,634,982	$ 43,185,408
Net realized gain (loss)	7,895,285	21,665,513
Change in net unrealized appreciation (depreciation) .	(50,939,491)	(7,465,222)
Net increase (decrease) in net assets resulting
from operations	5,590,776	57,385,699
Distributions to shareholders from net investment income .	(46,348,627)	(43,133,805)
Distributions to shareholders from net realized gain	(17,912,078)	(11,494,932)
Total distributions	(64,260,705)	(54,628,737)
Share transactions - net increase (decrease)	165,772,627	42,753,199
Total increase (decrease) in net assets	107,102,698	45,510,161

Net Assets
Beginning of period	1,347,322,746	1,301,812,585
End of period (including undistributed net investment
income of $5,771,423 and undistributed net
investment income of $4,872,342, respectively)	$ 1,454,425,444	$ 1,347,322,746

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

Financial Highlights Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.34	$ 11.32	$ 11.06	$ 11.01	$10.30
Income from Investment
Operations
Net investment incomeC	397.385		.420	.521F	.619
Net realized and unrealized
gain (loss)	(.338)	.120	.254	.055F	.713
Total from investment operations	059.505		.674	.576	1.332
Distributions from net investment
income	(.379)	(.385)	(.414)	(.526)	(.622)
Distributions from net realized
gain	(.150)	(.100)	—	—	—
Total distributions	(.529)	(.485)	(.414)	(.526)	(.622)
Net asset value, end of period	$ 10.87	$ 11.34	$ 11.32	$ 11.06	$11.01
Total ReturnA,B	54%	4.58%	6.16%	5.44%	13.28%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	81%	.84%	.81%	.83%	.83%
Expenses net of voluntary
waivers, if any	81%	.84%	.81%	.83%	.83%
Expenses net of all reductions	80%	.84%	.81%	.82%	.82%
Net investment income	3.60%	3.42%	3.72%	4.82%F	5.82%
Supplemental Data
Net assets, end of period
(000 omitted)	$219,441	$186,748	$166,701	$133,236	$92,027
Portfolio turnover rate	73%	96%	108%	121%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Financial Highlights Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.35	$ 11.32	$ 11.06	$ 11.02	$10.31
Income from Investment
Operations
Net investment incomeC	386.374		.408	.508F	.603
Net realized and unrealized
gain (loss)	(.338)	.130	.253	.044F	.713
Total from investment operations	048.504		.661	.552	1.316
Distributions from net investment
income	(.368)	(.374)	(.401)	(.512)	(.606)
Distributions from net realized
gain	(.150)	(.100)	—	—	—
Total distributions	(.518)	(.474)	(.401)	(.512)	(.606)
Net asset value, end of period	$ 10.88	$ 11.35	$ 11.32	$ 11.06	$11.02
Total ReturnA,B	43%	4.56%	6.03%	5.21%	13.11%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	91%	.95%	.93%	.95%	.97%
Expenses net of voluntary
waivers, if any	91%	.95%	.93%	.95%	.97%
Expenses net of all reductions	91%	.95%	.93%	.95%	.97%
Net investment income	3.49%	3.32%	3.60%	4.70%F	5.67%
Supplemental Data
Net assets, end of period
(000 omitted)	$622,245	$680,947	$711,263	$684,618	$546,276
Portfolio turnover rate	73%	96%	108%	121%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

Financial Highlights Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.33	$ 11.31	$ 11.05	$ 11.01	$10.30
Income from Investment
Operations
Net investment incomeC	310.295		.331	.436F	.534
Net realized and unrealized
gain (loss)	(.338)	.120	.253	.044F	.713
Total from investment operations	(.028)	.415	.584	.480	1.247
Distributions from net investment
income	(.292)	(.295)	(.324)	(.440)	(.537)
Distributions from net realized
gain	(.150)	(.100)	—	—	—
Total distributions	(.442)	(.395)	(.324)	(.440)	(.537)
Net asset value, end of period	$ 10.86	$ 11.33	$ 11.31	$ 11.05	$11.01
Total ReturnA,B	(.25)%	3.75%	5.32%	4.52%	12.40%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	1.61%	1.66%	1.60%	1.61%	1.62%
Expenses net of voluntary
waivers, if any	1.60%	1.65%	1.60%	1.61%	1.62%
Expenses net of all reductions	1.60%	1.65%	1.60%	1.61%	1.62%
Net investment income	2.80%	2.62%	2.92%	4.03%F	5.02%
Supplemental Data
Net assets, end of period
(000 omitted)	$73,017	$118,751	$154,697	$178,062	$113,424
Portfolio turnover rate	73%	96%	108%	121%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Financial Highlights Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.32	$ 11.30	$ 11.04	$ 11.00	$10.29
Income from Investment
Operations
Net investment incomeC	301.289		.322	.428F	.525
Net realized and unrealized
gain (loss)	(.337)	.120	.254	.044F	.716
Total from investment operations	(.036)	.409	.576	.472	1.241
Distributions from net investment
income	(.284)	(.289)	(.316)	(.432)	(.531)
Distributions from net realized
gain	(.150)	(.100)	—	—	—
Total distributions	(.434)	(.389)	(.316)	(.432)	(.531)
Net asset value, end of period	$ 10.85	$ 11.32	$ 11.30	$ 11.04	$11.00
Total ReturnA,B	(.33)%	3.70%	5.26%	4.45%	12.34%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	1.67%	1.70%	1.67%	1.68%	1.69%
Expenses net of voluntary
waivers, if any	1.67%	1.70%	1.67%	1.68%	1.69%
Expenses net of all reductions	1.67%	1.70%	1.67%	1.68%	1.69%
Net investment income	2.73%	2.57%	2.86%	3.96%F	4.96%
Supplemental Data
Net assets, end of period
(000 omitted)	$74,522	$91,149	$113,849	$98,158	$63,538
Portfolio turnover rate	73%	96%	108%	121%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central funds.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Financial Highlights Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.36	$ 11.34	$ 11.08	$ 11.03	$10.32
Income from Investment
Operations
Net investment incomeB	417.400		.437	.539E	.638
Net realized and unrealized
gain (loss)	(.339)	.122	.254	.053E	.711
Total from investment operations	078.522		.691	.592	1.349
Distributions from net investment
income	(.398)	(.402)	(.431)	(.542)	(.639)
Distributions from net realized
gain	(.150)	(.100)	—	—	—
Total distributions	(.548)	(.502)	(.431)	(.542)	(.639)
Net asset value, end of period	$ 10.89	$ 11.36	$ 11.34	$ 11.08	$11.03
Total ReturnA	71%	4.72%	6.30%	5.59%	13.45%
Ratios to Average Net AssetsC,D
Expenses before expense
reductions	63%	.70%	.66%	.67%	.66%
Expenses net of voluntary
waivers, if any	63%	.70%	.66%	.67%	.66%
Expenses net of all reductions	63%	.70%	.66%	.67%	.66%
Net investment income	3.77%	3.57%	3.87%	4.97%E	5.98%
Supplemental Data
Net assets, end of period
(000 omitted)	$465,201	$269,727	$155,302	$114,546	$91,168
Portfolio turnover rate	73%	96%	108%	121%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central funds.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Intermediate Bond Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of pur chase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ

Annual Report

44

1. Significant Accounting Policies continued
Security Valuation - continued

from published prices for the same securities. Investments in open end mutual funds, including Central Funds, are valued at their closing net asset value each business day Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, and losses deferred due to wash sales.

45 Annual Report

Notes to Financial Statements continued
1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$8,404,496
Unrealized depreciation	(27,555,638)
Net unrealized appreciation (depreciation)	(19,151,142)
Undistributed ordinary income	3,220,331
Undistributed long term capital gain	6,167,549

Cost for federal income tax purposes	$1,469,428,656

The tax character of distributions paid was as follows:

	October 31, 2005	October 31, 2004
Ordinary Income	$48,736,904	$43,133,805
Long term Capital Gains	15,523,801	11,494,932
Total	$64,260,705	$54,628,737

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of

Annual Report

46

2. Operating Policies continued
Delayed Delivery Transactions and When Issued Securities continued

a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter parties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

47 Annual Report

Notes to Financial Statements continued

2. Operating Policies continued

Swap Agreements continued

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively .

Swaps are marked to market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the State ment of Assets and Liabilities. These risks include changes in the returns of the under lying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the

Annual Report

48

2. Operating Policies continued

Mortgage Dollar Rolls continued

securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $332,889,137 and $440,472,599, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was ..38% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$294,649	$880
Class T	0%	.25%	1,651,030	4,812
Class B	65%	.25%	844,258	610,620
Class C	75%	.25%	840,051	82,422
			$3,629,988	$698,734

49 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 3.75% for selling Class A shares, and 2.75% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$69,659
Class T	15,186
Class B*	129,103
Class C*	6,359
$220,307

*	When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$417,835.21
Class T	1,414,953.21
Class B	240,686.26
Class C	187,675.22
Institutional Class	690,181.19
	$2,951,330

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

50

4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM or Fidelity Management & Research Company, Inc. (FMRC), each an affiliate of FMR. The Ultra Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment grade debt securities. The Specialized High Income Central Investment Portfolio seeks a high level of current income by normally investing in income producing debt securities, with an emphasis on lower quality debt securities.

The fund’s Schedule of Investments lists each applicable CIP as an investment of the fund but does not include the underlying holdings of each CIP. Based on their investment objectives, each CIP may invest or participate in various investment vehicles or strate gies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of each CIP and the fund.

A complete unaudited list of holdings for each CIP is available at the end of this report. In addition, a copy of each CIP’s financial statements is available on the EDGAR Database on the SEC’s website www.sec.gov, or at the Commission’s public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,277,418 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

51 Annual Report

Notes to Financial Statements continued
6. Security Lending continued

market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser
Class B	1.65% - 1.58%*	$10,942
* Expense limitation in effect at period end.

In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $4,115. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$3,565
Class T	9,195
Class C	97
$12,857

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

52

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,			2005	2004
From net investment income
Class A			$6,750,916	$5,915,915
Class T			21,938,255	22,901,690
Class B			2,468,615	3,459,536
Class C			2,155,983	2,570,379
Institutional Class			13,034,858	8,286,285
Total			$46,348,627	$43,133,805
From net realized gain
Class A			$2,485,599	$1,464,510
Class T			8,985,225	6,264,742
Class B			1,506,398	1,325,653
Class C			1,194,745	978,409
Institutional Class			3,740,111	1,461,618
Total			$17,912,078	$11,494,932

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class A
Shares sold	8,880,810	7,744,377	$ 98,032,653	$87,127,693
Reinvestment of
distributions	712,081	582,634	7,878,261	6,563,346
Shares redeemed	(5,873,872)	(6,592,886)	(64,959,678)	(74,002,402)
Net increase (decrease) .	3,719,019	1,734,125	$ 40,951,236	$19,688,637
Class T
Shares sold	17,421,833	21,723,985	$192,781,788	$245,032,503
Reinvestment of
distributions	2,664,683	2,460,610	29,505,458	27,731,765
Shares redeemed	(22,891,513)	(26,997,272)	(253,165,506)	(304,328,408)
Net increase (decrease) .	(2,804,997)	(2,812,677)	$ (30,878,260)	$(31,564,140)
Class B
Shares sold	796,684	1,709,158	$ 8,809,947	$19,232,641
Reinvestment of
distributions	293,999	334,596	3,254,211	3,766,954
Shares redeemed	(4,848,523)	(5,246,363)	(53,542,026)	(58,993,326)
Net increase (decrease) .	(3,757,840)	(3,202,609)	$ (41,477,868)	$(35,993,731)

53 Annual Report

Notes to Financial Statements continued

10. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class C
Shares sold	1,502,035	1,869,844	$ 16,597,884	$ 21,049,741
Reinvestment of
distributions	254,887	258,123	2,818,224	2,904,240
Shares redeemed	(2,940,524)	(4,154,782)	(32,438,326)	(46,673,540)
Net increase (decrease) .	(1,183,602)	(2,026,815)	$ (13,022,218)	$ (22,719,559)
Institutional Class
Shares sold	21,107,727	17,324,462	$233,901,844	$195,489,587
Reinvestment of
distributions	1,430,815	745,564	15,843,665	8,407,041
Shares redeemed	(3,567,194)	(8,029,624)	(39,545,772)	(90,554,636)
Net increase (decrease) .	18,971,348	10,040,402	$ 210,199,737	$ 113,341,992

Annual Report

54

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Intermediate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Intermediate Bond Fund (a fund of Fidelity Advisor Series II) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Intermediate Bond Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2005

55 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

56

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Intermediate Bond (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Adminis trative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

57 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

58

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institu tion and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

59 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corpora tion (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the Uni versity of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Annual Report

60

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

61 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Advisor Series II. Prior to his retire ment in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Intermediate Bond. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

Annual Report

62

Name, Age; Principal Occupation David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Intermediate Bond. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Invest ments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Intermediate Bond. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a port folio manager in the Bond Group (1997 2004).

Ford O’Neil (43)

Year of Election or Appointment: 2004

Vice President of Advisor Intermediate Bond. Mr. O’Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O’Neil managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Intermediate Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

63 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Intermediate Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice Presi dent and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Intermediate Bond. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Intermediate Bond. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Intermediate Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Intermediate Bond. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Annual Report

64

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Intermediate Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Intermediate Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Intermediate Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Man ager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Advisor Intermediate Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

65 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Intermediate Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Intermediate Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Intermediate Bond. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

66

Distributions

The Board of Trustees of Advisor Intermediate Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and divi dends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/12/05	12/09/05	$__	$0.05

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $6,842,124, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $15,505,173 or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts pre viously designated as capital gain dividends with respect to such year.

A total of 11.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

67 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

Annual Report 68

	# of	% of
	Votes	Votes

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

PROPOSAL 3

To modify the fundamental investment objective of Fidelity Advisor Intermediate Bond Fund.

	# of	% of
	Votes	Votes
Affirmative	554,201,279.21	71.725
Against	28,796,271.69	3.727
Abstain	35,348,779.92	4.575
Broker
Non Votes .	154,331,521.67	19.973
TOTAL	772,677,852.49	100.000

A Denotes trust-wide proposals and voting results.

69 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Intermediate Bond Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

70

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a

71 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

72

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for

73 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 22% would mean that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund’s management contract that lowered the fund’s individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund’s management fee rate from 43 basis points to 33 basis points.

Annual Report

74

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, Class B, and Institu tional Class ranked below its competitive median for 2004, and the total expenses of Class C ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class’s total expenses by 10 basis points and the total expenses of Class C would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for

75 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund’s management fee rate from 43 basis points to 33 basis points and the reduction in each class’s total expenses by 10 basis points would deliver significant economies to fund shareholders.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of

Annual Report

76

economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

77 Annual Report

     The following is a complete listing of investments for Fidelity’s fixed income central funds as of October 31, 2005 which are direct or indirect investments of Fidelity Advisor Intermediate Bond Fund. These underlying holdings of the Fidelity fixed income central funds are not included in the Schedule of Investments as part of the Financial Statements.

Annual Report

78

Fidelity Specialized High Income Central Investment Portfolio
Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Nonconvertible Bonds 97.0%
	Principal	Value
	Amount
Aerospace – 3.4%
L 3 Communications Corp.:
5.875% 1/15/15	$ 2,000,000	$ 1,900,000
6.375% 10/15/15 (a)	3,000,000	2,962,500
7.625% 6/15/12	1,000,000	1,045,000
Orbital Sciences Corp. 9% 7/15/11	1,000,000	1,077,500
		6,985,000
Air Transportation – 0.4%
American Airlines, Inc. pass thru trust certificates
6.817% 5/23/11	870,000	787,350
Automotive 1.2%
Ford Motor Credit Co.:
6.625% 6/16/08	1,210,000	1,160,334
7.26% 11/2/07 (b)	690,000	685,683
General Motors Acceptance Corp. 6.875% 9/15/11	150,000	145,443
Navistar International Corp. 7.5% 6/15/11	500,000	470,000
		2,461,460
Building Materials – 1.0%
Anixter International, Inc. 5.95% 3/1/15	2,215,000	1,993,500
Cable TV 5.0%
EchoStar DBS Corp. 5.75% 10/1/08	8,500,000	8,319,370
Videotron Ltee 6.375% 12/15/15 (a)	2,000,000	1,980,000
		10,299,370
Capital Goods 1.2%
Leucadia National Corp. 7% 8/15/13	2,500,000	2,512,500
Chemicals – 3.6%
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	720,000	757,800
10.125% 9/1/08	2,155,000	2,327,400
Millennium America, Inc. 9.25% 6/15/08	1,000,000	1,072,500
NOVA Chemicals Corp.:
7.4% 4/1/09	2,745,000	2,779,313
7.5469% 11/15/13 (a)(b)	450,000	455,063
		7,392,076
Consumer Products – 0.9%
IKON Office Solutions, Inc. 7.75% 9/15/15 (a)	2,000,000	1,900,000
Diversified Media – 1.1%
Liberty Media Corp.:
8.25% 2/1/30	1,500,000	1,406,898
8.5% 7/15/29	1,000,000	953,458
		2,360,356

79		Annual Report

Investments (Unaudited) continued

Nonconvertible Bonds continued
	Principal	Value
	Amount
Electric Utilities – 7.3%
AES Gener SA 7.5% 3/25/14	$4,000,000	$4,000,000
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (a)	500,000	556,250
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc.
7.375% 9/1/10	2,000,000	2,070,000
MSW Energy Holdings LLC/MSW Energy Finance Co.,
Inc. 8.5% 9/1/10	3,000,000	3,195,000
TECO Energy, Inc. 5.6931% 5/1/10 (b)	2,000,000	2,020,000
TXU Corp. 6.5% 11/15/24	3,500,000	3,167,500
		15,008,750
Energy – 8.1%
Chesapeake Energy Corp.:
6.5% 8/15/17 (a)	2,000,000	1,970,000
6.875% 1/15/16	3,000,000	3,015,000
7.5% 6/15/14	1,000,000	1,060,000
7.75% 1/15/15	2,000,000	2,115,000
Kerr-McGee Corp. 6.95% 7/1/24	2,265,000	2,318,440
Newfield Exploration Co. 6.625% 9/1/14	2,000,000	2,040,000
Pacific Energy Partners LP/Pacific Energy Finance Corp.
6.25% 9/15/15 (a)	1,500,000	1,488,750
Pogo Producing Co. 6.875% 10/1/17 (a)	2,800,000	2,772,000
		16,779,190
Environmental – 0.5%
Allied Waste North America, Inc. 5.75% 2/15/11	1,105,000	1,030,413
Food and Drug Retail – 0.1%
Stater Brothers Holdings, Inc. 7.37% 6/15/10 (b)	300,000	294,750
Food/Beverage/Tobacco – 2.4%
RJ Reynolds Tobacco Holdings, Inc. 6.5% 7/15/10 (a)	3,000,000	2,970,000
Smithfield Foods, Inc.:
7% 8/1/11	1,000,000	1,015,000
7.75% 5/15/13	1,000,000	1,047,500
		5,032,500
Gaming – 10.4%
Chukchansi Economic Development Authority:
7.9662% 11/15/12 (a)(b)	150,000	151,313
8% 11/15/13 (a)	250,000	251,875
Mandalay Resort Group 9.375% 2/15/10	2,000,000	2,172,500
MGM MIRAGE:
6% 10/1/09	6,000,000	5,895,000
6.625% 7/15/15 (a)	1,000,000	966,250
6.75% 9/1/12	1,000,000	992,500

Annual Report 80

Nonconvertible Bonds continued
	Principal	Value
	Amount
Gaming – continued
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	$500,000	$ 483,750
6.375% 7/15/09	5,000,000	5,000,000
7.125% 8/15/14	1,000,000	1,025,000
8% 4/1/12	1,000,000	1,045,000
Seneca Gaming Corp.:
7.25% 5/1/12 (Reg. S) (a)	500,000	510,625
7.25% 5/1/12	1,000,000	1,021,250
Station Casinos, Inc. 6.875% 3/1/16 (a)	2,000,000	2,020,000
		21,535,063
Healthcare 4.8%
Mylan Laboratories, Inc.:
5.75% 8/15/10 (a)	1,000,000	988,750
6.375% 8/15/15 (a)	2,000,000	1,975,000
Omega Healthcare Investors, Inc. 7% 4/1/14	1,000,000	1,005,000
PerkinElmer, Inc. 8.875% 1/15/13	1,000,000	1,117,500
Senior Housing Properties Trust 8.625% 1/15/12	1,725,000	1,897,500
Service Corp. International (SCI) 7% 6/15/17 (a)	3,000,000	2,970,000
		9,953,750
Homebuilding/Real Estate – 6.4%
American Real Estate Partners/American Real Estate
Finance Corp.:
7.125% 2/15/13 (a)	3,000,000	2,902,500
8.125% 6/1/12	2,000,000	2,040,000
K. Hovnanian Enterprises, Inc. 6% 1/15/10	1,000,000	940,000
KB Home 7.75% 2/1/10	4,500,000	4,590,000
Standard Pacific Corp. 5.125% 4/1/09	200,000	186,000
WCI Communities, Inc. 6.625% 3/15/15	3,000,000	2,595,000
		13,253,500
Hotels 3.0%
Grupo Posadas SA de CV 8.75% 10/4/11 (a)	3,000,000	3,165,000
Host Marriott LP 7.125% 11/1/13	1,000,000	1,011,250
ITT Corp. 7.375% 11/15/15	1,875,000	1,989,844
		6,166,094
Insurance – 3.1%
Crum & Forster Holdings Corp. 10.375% 6/15/13	3,095,000	3,226,538
Fairfax Financial Holdings Ltd. 7.75% 4/26/12	1,000,000	920,000
UnumProvident Corp. 7.375% 6/15/32	2,265,000	2,210,656
		6,357,194

81		Annual Report

Investments (Unaudited) continued

Nonconvertible Bonds continued
	Principal	Value
	Amount
Metals/Mining – 4.2%
Arch Western Finance LLC 6.75% 7/1/13	$3,000,000	$3,030,000
Century Aluminum Co. 7.5% 8/15/14	2,000,000	1,960,000
Southern Peru Copper Corp. 6.375% 7/27/15 (a)	870,000	850,572
Vedanta Resources PLC 6.625% 2/22/10 (a)	3,000,000	2,902,500
		8,743,072
Paper 4.1%
Catalyst Paper Corp. 8.625% 6/15/11	2,000,000	1,980,000
Georgia-Pacific Corp.:
8% 1/15/14	2,000,000	2,150,000
8% 1/15/24	1,000,000	1,065,000
8.875% 2/1/10	2,000,000	2,205,000
9.375% 2/1/13	1,000,000	1,105,000
		8,505,000
Publishing/Printing – 1.2%
R.H. Donnelley Finance Corp. I 10.875% 12/15/12	375,000	422,813
The Reader’s Digest Association, Inc. 6.5% 3/1/11	2,000,000	1,990,000
		2,412,813
Services – 1.2%
Corrections Corp. of America:
6.25% 3/15/13	160,000	157,800
7.5% 5/1/11	285,000	295,474
FTI Consulting, Inc. 7.625% 6/15/13 (a)	2,000,000	2,045,000
		2,498,274
Shipping – 2.1%
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	2,070,000	2,028,600
8.25% 3/15/13	1,000,000	1,067,500
Teekay Shipping Corp. 8.875% 7/15/11	1,000,000	1,132,500
		4,228,600
Steels – 0.5%
Gerdau AmeriSteel Corp./GUSAP Partners 10.375%
7/15/11	1,000,000	1,095,000
Super Retail – 1.5%
GSC Holdings Corp./Gamestop, Inc.:
7.875% 10/1/11 (a)(b)	1,370,000	1,378,563
8% 10/1/12 (a)	1,810,000	1,744,388
		3,122,951
Technology – 10.3%
Flextronics International Ltd. 6.25% 11/15/14	150,000	145,125

Annual Report 82

Nonconvertible Bonds continued
	Principal	Value
	Amount
Technology – continued
Freescale Semiconductor, Inc.:
6.875% 7/15/11	$5,000,000	$ 5,162,500
7.125% 7/15/14	1,000,000	1,047,500
MagnaChip Semiconductor SA/MagnaChip
Semiconductor Finance Co. 7.12% 12/15/11 (b)	1,700,000	1,674,500
Sanmina-SCI Corp. 10.375% 1/15/10	1,500,000	1,635,000
STATS ChipPAC Ltd. 7.5% 7/19/10	4,000,000	4,010,000
Unisys Corp. 8% 10/15/12	1,000,000	875,000
Xerox Capital Trust I 8% 2/1/27	5,000,000	5,150,000
Xerox Corp.:
7.625% 6/15/13	1,000,000	1,060,000
9.75% 1/15/09	435,000	485,569
		21,245,194
Telecommunications – 7.4%
American Towers, Inc. 7.25% 12/1/11	500,000	523,750
Innova S. de R.L. 9.375% 9/19/13	690,000	761,588
Mobile Telesystems Finance SA 8% 1/28/12 (a)	1,540,000	1,586,200
Qwest Corp.:
7.12% 6/15/13 (a)(b)	1,000,000	1,055,000
8.875% 3/15/12	2,000,000	2,195,000
Rogers Communications, Inc.:
7.25% 12/15/12	4,000,000	4,200,000
9.625% 5/1/11	2,000,000	2,300,000
U.S. West Communications:
6.875% 9/15/33	2,500,000	2,218,750
7.5% 6/15/23	500,000	467,500
		15,307,788
Textiles & Apparel – 0.6%
Tommy Hilfiger USA, Inc. 6.85% 6/1/08	1,215,000	1,208,925
TOTAL NONCONVERTIBLE BONDS
(Cost $203,981,719)		200,470,433

83 Annual Report

Investments (Unaudited) continued

Cash Equivalents 1.8%
	Maturity	Value
	Amount
Investments in repurchase agreements (Collateralized by U.S.
Treasury Obligations, in a joint trading account at 3.95%,
dated 10/31/05 due 11/1/05)
(Cost $3,720,000)	$ 3,720,408	$ 3,720,000

TOTAL INVESTMENT PORTFOLIO 98.8%
(Cost $207,701,719)		204,190,433

NET OTHER ASSETS – 1.2%		2,389,187
NET ASSETS 100%		$206,579,620

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $44,518,099 or
21.6% of net assets.

(b) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	82.9%
Canada	7.6%
Singapore	2.1%
Chile	1.9%
Mexico	1.9%
Luxembourg	1.6%
United Kingdom	1.4%
Others (individually less than 1%) .	0.6%
100.0%

Annual Report 84

Fidelity Ultra-Short Central Fund

Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Nonconvertible Bonds 4.7%
	Principal	Value
	Amount

CONSUMER DISCRETIONARY – 1.0%
Auto Components 0.3%
DaimlerChrysler NA Holding Corp.:
4.3138% 9/10/07 (d)	$16,665,000	$16,705,413
4.43% 5/24/06 (d)	4,700,000	4,711,816
		21,417,229
Media – 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,148,400
Cox Communications, Inc. (Reg. S) 4.4069%
12/14/07 (d)	12,140,000	12,231,062
Cox Radio, Inc. 6.625% 2/15/06	5,575,000	5,601,637
Liberty Media Corp. 5.37% 9/17/06 (d)	16,694,000	16,808,354
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,327,790
		51,117,243

TOTAL CONSUMER DISCRETIONARY		72,534,472

ENERGY 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,641,441

FINANCIALS – 1.5%
Capital Markets 0.1%
State Street Capital Trust II 4.29% 2/15/08 (d)	10,000,000	10,004,800
Commercial Banks – 0.4%
Santander US Debt SA Unipersonal 4.2406%
10/21/08 (a)(d)	15,000,000	14,994,240
Wells Fargo & Co. 3.8738% 3/10/08 (d)	16,600,000	16,600,149
		31,594,389
Consumer Finance – 0.3%
MBNA Europe Funding PLC 3.97% 9/7/07 (a)(d)	19,925,000	19,921,035
Insurance – 0.1%
Oil Insurance Ltd. 4.115% 10/6/06 (a)(d)	6,710,000	6,706,994
Thrifts & Mortgage Finance – 0.6%
Countrywide Financial Corp. 4.275% 4/11/07 (d)	11,025,000	11,036,411
Residential Capital Corp. 5.385% 6/29/07 (a)(d)	14,150,000	14,285,416
Washington Mutual Bank 3.9363% 8/25/08 (d)	16,325,000	16,331,726
		41,653,553

TOTAL FINANCIALS		109,880,771

85		Annual Report

Investments (Unaudited) continued

Nonconvertible Bonds continued
	Principal	Value
	Amount

TELECOMMUNICATION SERVICES – 1.1%
Diversified Telecommunication Services – 1.0%
British Telecommunications PLC 7.875% 12/15/05	$18,145,000	$18,216,001
France Telecom SA 7.2% 3/1/06	5,600,000	5,648,054
GTE Corp. 6.36% 4/15/06	9,000,000	9,063,801
SBC Communications, Inc. 4.389% 6/5/06 (a)	15,315,000	15,281,001
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	5,997,360
Telefonos de Mexico SA de CV 4.5% 11/19/08	10,240,000	10,018,376
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,749,626
		70,974,219
Wireless Telecommunication Services – 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,547,696

TOTAL TELECOMMUNICATION SERVICES		76,521,915

UTILITIES – 0.9%
Electric Utilities – 0.1%
FirstEnergy Corp. 5.5% 11/15/06	7,752,000	7,796,915
Gas Utilities 0.2%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,259,611
Multi-Utilities – 0.6%
Dominion Resources, Inc. 4.27% 9/28/07 (d)	17,150,000	17,150,909
DTE Energy Co. 6.45% 6/1/06	13,190,000	13,312,957
NiSource, Inc. 3.628% 11/1/06	8,410,000	8,297,146
Sempra Energy 4.75% 5/15/09	5,500,000	5,400,632
		44,161,644

TOTAL UTILITIES		61,218,170

TOTAL NONCONVERTIBLE BONDS
(Cost $332,282,297)		331,796,769

U.S. Government Agency Obligations 0.8%

Federal Home Loan Bank 0% 12/28/05 (c)	2,000,000	1,987,524
Freddie Mac 0% 9/29/06	58,700,000	56,291,011
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $58,343,898)		58,278,535

Annual Report

86

Asset Backed Securities 31.7%
	Principal	Value
	Amount
Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 4.3375% 7/25/34 (d)	$7,112,368	$7,122,452
Series 2004-3 Class 2A4, 4.3875% 10/25/34 (d)	10,777,421	10,798,210
Series 2004-4 Class A2D, 4.3875% 1/25/35 (d)	3,024,509	3,032,439
Series 2005-1:
Class M1, 4.5075% 4/25/35 (d)	11,280,000	11,283,784
Class M2, 4.7275% 4/25/35 (d)	5,275,000	5,288,502
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.6875% 6/25/32 (d)	1,842,987	1,859,743
Series 2002-HE2 Class M1, 4.8875% 8/25/32 (d)	18,631,213	18,697,799
Series 2003-FM1 Class M2, 5.8875% 11/25/32 (d) .	3,015,000	3,040,472
Series 2003-HS1:
Class M1, 4.7875% 6/25/33 (d)	800,000	803,725
Class M2, 5.7875% 6/25/33 (d)	856,000	869,893
Series 2003-NC1 Class M1, 4.8175% 7/25/33 (d)	1,600,000	1,608,045
Series 2004-HE1:
Class M1, 4.5375% 2/25/34 (d)	2,193,000	2,194,543
Class M2, 5.1375% 2/25/34 (d)	2,475,000	2,476,513
Series 2004-OP1:
Class M1, 4.5575% 4/25/34 (d)	4,420,000	4,424,175
Class M2, 5.0875% 4/25/34 (d)	6,240,000	6,329,673
Series 2005-HE2:
Class M1, 4.4775% 4/25/35 (d)	1,530,000	1,529,935
Class M2, 4.4875% 4/25/35 (d)	1,803,000	1,802,216
Class M3, 4.5175% 4/25/35 (d)	1,040,000	1,041,169
Class M4, 4.6775% 4/25/35 (d)	1,340,000	1,341,492
Series 2005-HE3:
Class A2A, 4.1375% 5/25/35 (d)	6,479,098	6,479,710
Class A2B, 4.2475% 5/25/35 (d)	4,370,000	4,367,746
Series 2005-SD1 Class A1, 4.4375% 11/25/50 (d)	2,201,641	2,204,227
Aesop Funding II LLC Series 2005-1A Class A2, 4.06%
4/20/09 (a)(d)	8,800,000	8,801,193
American Express Credit Account Master Trust:
Series 2002-6 Class B, 4.42% 3/15/10 (d)	5,000,000	5,027,519
Series 2004-1 Class B, 4.22% 9/15/11 (d)	5,775,000	5,797,268
Series 2004-C Class C, 4.47% 2/15/12 (a)(d)	14,647,039	14,680,935
Series 2005-1 Class A, 4% 10/15/12 (d)	15,455,000	15,484,663
Series 2005-6 Class C, 4.22% 3/15/11 (a)(d)	9,085,000	9,082,547
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,866,618
Series 2003-AM Class A4B, 4.36% 11/6/09 (d)	11,352,650	11,382,713
Series 2003-BX Class A4B, 4.27% 1/6/10 (d)	3,174,903	3,183,160
Series 2003-CF Class A3, 2.75% 10/9/07	7,314,903	7,294,188

87 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
AmeriCredit Automobile Receivables Trust: – continued
Series 2005-1 Class C, 4.73% 7/6/10	$15,500,000	$ 15,332,099
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.7375% 8/25/32 (d)	2,523,714	2,533,852
Series 2003-1:
Class A2, 4.4475% 2/25/33 (d)	75,411	75,424
Class M1, 4.9375% 2/25/33 (d)	6,150,000	6,186,041
Series 2003-3 Class M1, 4.8375% 3/25/33 (d)	1,590,000	1,597,924
Series 2003-6:
Class M1, 4.7975% 8/25/33 (d)	7,560,000	7,609,129
Class M2, 5.8875% 5/25/33 (d)	2,750,000	2,801,355
Series 2003-11 Class M1, 4.7275% 1/25/34 (d)	2,995,000	3,023,395
Series 2003-AR1 Class M1, 5.1875% 1/25/33 (d)	7,000,000	7,062,460
Series 2004-R2:
Class M1, 4.4675% 4/25/34 (d)	1,230,000	1,229,950
Class M2, 4.5175% 4/25/34 (d)	950,000	949,961
Class M3, 4.5875% 4/25/34 (d)	3,500,000	3,499,857
Class M4, 5.0875% 4/25/34 (d)	4,500,000	4,499,811
Series 2004-R9 Class A3, 4.3575% 10/25/34 (d)	7,983,292	7,993,585
Series 2005-R1:
Class M1, 4.4875% 3/25/35 (d)	5,710,000	5,707,599
Class M2, 4.5175% 3/25/35 (d)	1,925,000	1,924,221
Series 2005-R2 Class M1, 4.4875% 4/25/35 (d)	12,500,000	12,499,470
Amortizing Residential Collateral Trust:
Series 2002-BC1 Class M2, 5.1375% 1/25/32 (d)	658,030	660,900
Series 2002-BC3 Class A, 4.3675% 6/25/32 (d)	2,411,175	2,418,359
Series 2002-BC6 Class M1, 4.7875% 8/25/32 (d)	24,900,000	25,087,069
Series 2002-BC7:
Class M1, 4.8375% 10/25/32 (d)	10,000,000	10,028,130
Class M2, 4.9375% 10/25/32 (d)	5,575,000	5,601,112
ARG Funding Corp.:
Series 2005-1A Class A2, 4.1% 4/20/09 (a)(d)	11,000,000	10,986,250
Series 2005-2A Class A2, 4.11% 5/20/09 (a)(d)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.8375% 9/25/33 (d)	20,000,000	20,581,260
Series 2003-W7 Class A2, 4.4275% 3/1/34 (d)	3,359,730	3,366,582
Series 2004-W5 Class M1, 4.6375% 4/25/34 (d)	3,960,000	3,964,656
Series 2004-W7:
Class M1, 4.5875% 5/25/34 (d)	4,085,000	4,084,828
Class M2, 4.6375% 5/25/34 (d)	3,320,000	3,319,862

Annual Report

88

Asset Backed Securities continued
	Principal	Value
	Amount
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 4.35% 4/15/33 (d)	$11,498	$11,497
Class M1, 4.87% 4/15/33 (d)	11,365,000	11,409,578
Series 2003-HE3:
Class M1, 4.8% 6/15/33 (d)	2,185,000	2,195,876
Class M2, 5.97% 6/15/33 (d)	10,000,000	10,156,850
Series 2003-HE4 Class M2, 5.97% 8/15/33 (d)	5,695,000	5,773,315
Series 2003-HE5 Class A2A, 4.33% 8/15/33 (d)	43,174	43,171
Series 2003-HE6 Class M1, 4.6875% 11/25/33 (d) .	3,475,000	3,498,285
Series 2004-HE2 Class M1, 4.5875% 4/25/34 (d)	6,060,000	6,082,391
Series 2004-HE3:
Class M1, 4.5775% 6/25/34 (d)	1,450,000	1,457,513
Class M2, 5.1575% 6/25/34 (d)	3,350,000	3,390,758
Series 2004-HE6 Class A2, 4.3975% 6/25/34 (d)	14,200,440	14,228,720
Series 2005-HE2:
Class M1, 4.4875% 3/25/35 (d)	8,250,000	8,259,426
Class M2, 4.5375% 3/25/35 (d)	2,065,000	2,070,589
Series 2005-HE3 Class A4, 4.2375% 4/25/35 (d)	11,650,000	11,651,799
Series 2005-HE6 Class A2B, 4.2875% 7/25/35 (d)	10,000,000	10,011,523
Bank One Issuance Trust:
Series 2002-B1 Class B1, 4.35% 12/15/09 (d)	20,655,000	20,730,358
Series 2002-B3 Class B, 4.33% 8/15/08 (d)	14,500,000	14,501,949
Series 2002-C1 Class C1, 4.93% 12/15/09 (d)	7,980,000	8,060,392
Series 2003-C4 Class C4, 5% 2/15/11 (d)	14,910,000	15,196,998
Bayview Financial Acquisition Trust Series 2004-C Class
A1, 4.49% 5/28/44 (d)	7,542,899	7,557,924
Bayview Financial Asset Trust Series 2003-F Class A,
4.57% 9/28/43 (d)	8,681,613	8,700,137
Bayview Financial Mortgage Loan Trust Series 2004-A
Class A, 4.52% 2/28/44 (d)	5,007,203	5,021,783
Bear Stearns Asset Backed Securities, Inc. Series 2005-3
Class A1, 4.4875% 9/25/35 (d)	3,883,729	3,883,574
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 4.5375% 2/25/35 (d)	6,655,000	6,657,160
Class M2, 4.7875% 2/25/35 (d)	2,430,000	2,438,039
Series 2005-HE5 Class 1A1, 4.1475% 6/25/35 (d)	8,551,193	8,550,773
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,247,432	2,222,511
Series 2003-1 Class B, 4.44% 6/15/10 (a)(d)	4,586,078	4,597,226
Series 2003-2 Class B, 4.25% 1/15/09 (d)	2,205,651	2,209,063
Series 2005-1 Class B, 4.345% 6/15/10 (d)	5,725,000	5,757,286
89 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 4.25% 1/15/10 (d)	$9,630,000	$9,649,960
Series 2004-B Class A4, 4.08% 8/15/11 (d)	16,300,000	16,305,203
Capital One Master Trust:
Series 1999-3 Class B, 4.45% 9/15/09 (d)	5,000,000	5,001,109
Series 2001-1 Class B, 4.48% 12/15/10 (d)	19,500,000	19,631,949
Series 2001-8A Class B, 4.52% 8/17/09 (d)	9,585,000	9,623,581
Series 2002-4A Class B, 4.47% 3/15/10 (d)	6,000,000	6,025,753
Capital One Multi-Asset Execution Trust Series 2003-B1
Class B1, 5.14% 2/17/09 (d)	15,470,000	15,529,018
Capital Trust Ltd. Series 2004-1:
Class A2, 4.45% 7/20/39 (a)(d)	2,968,000	2,967,819
Class B, 4.75% 7/20/39 (a)(d)	1,550,000	1,549,899
Class C, 5.1% 7/20/39 (a)(d)	1,994,000	1,993,860
Carrington Mortgage Loan Trust Series 2005-FRE1,
4.27% 7/25/28 (d)	15,580,000	15,580,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 5.0675% 1/25/32 (d)	3,011,477	3,013,877
Series 2002-HE2 Class M1, 4.7375% 1/25/33 (d)	9,278,431	9,303,430
Series 2002-HE3:
Class M1, 5.1375% 3/25/33 (d)	21,339,884	21,552,940
Class M2, 5.8913% 3/25/33 (d)	9,968,976	10,085,547
Series 2003-HE1:
Class M1, 4.5413% 8/25/33 (d)	1,907,142	1,913,564
Class M2, 5.5913% 8/25/33 (d)	4,369,996	4,413,584
Series 2003-HE2 Class A, 3.9913% 10/25/33 (d)	711,304	711,544
Series 2003-HE3:
Class M1, 4.7375% 11/25/33 (d)	2,254,989	2,275,001
Class M2, 5.7875% 11/25/33 (d)	1,719,992	1,748,101
Series 2004-HE2 Class M2, 5.2375% 7/26/34 (d)	2,345,000	2,365,376
Cendant Timeshare Receivables Funding LLC Series
2005 1A Class 2A2, 4.18% 5/20/17 (a)(d)	8,913,698	8,913,698
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 4.45% 3/16/09 (d)	1,305,000	1,310,274
Series 2003-6 Class C, 4.77% 2/15/11 (d)	16,400,000	16,649,472
Series 2004-1 Class B, 4.17% 5/15/09 (d)	4,105,000	4,104,720
Citibank Credit Card Issuance Trust:
Series 2001-B2 Class B2, 4.3038% 12/10/08 (d)	11,945,000	11,986,087
Series 2002-B1 Class B1, 4.2906% 6/25/09 (d)	9,010,000	9,036,081
Series 2002-C1 Class C1, 4.7369% 2/9/09 (d)	17,500,000	17,667,794
Series 2003-B1 Class B1, 4.0763% 3/7/08 (d)	25,000,000	25,016,290
Series 2003-C1 Class C1, 5.2% 4/7/10 (d)	17,785,000	18,161,062

Annual Report

90

Asset Backed Securities continued
	Principal	Value
	Amount
Citigroup Mortgage Loan Trust Series 2003-HE4 Class
A, 4.4475% 12/25/33 (a)(d)	$7,432,367	$7,433,138
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 4.08% 6/15/11 (d)	18,000,000	17,998,465
Class B, 4.37% 6/15/11 (d)	2,280,000	2,279,804
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 4.4675% 5/25/33 (d)	1,157,888	1,160,675
Series 2003-BC1 Class M2, 6.0375% 9/25/32 (d)	11,065,000	11,176,165
Series 2003-SD3 Class A1, 4.4575% 12/25/32 (a)(d)	687,059	690,247
Series 2004-2 Class M1, 4.5375% 5/25/34 (d)	5,200,000	5,208,709
Series 2004-3:
Class 3A4, 4.2875% 8/25/34 (d)	412,288	412,601
Class M1, 4.5375% 6/25/34 (d)	1,475,000	1,477,797
Series 2004-4:
Class A, 4.4075% 8/25/34 (d)	1,961,528	1,963,288
Class M1, 4.5175% 7/25/34 (d)	3,650,000	3,660,690
Class M2, 4.5675% 6/25/34 (d)	4,395,000	4,399,463
Series 2005-1:
Class 1AV2, 4.2375% 7/25/35 (d)	8,780,000	8,779,655
Class M1, 4.4575% 8/25/35 (d)	19,600,000	19,586,072
Class MV1, 4.4375% 7/25/35 (d)	3,135,000	3,133,772
Class MV2, 4.4775% 7/25/35 (d)	3,765,000	3,762,365
Class MV3, 4.5175% 7/25/35 (d)	1,560,000	1,561,446
Series 2005-3 Class MV1, 4.4575% 8/25/35 (d)	11,125,000	11,116,835
Series 2005-AB1 Class A2, 4.2475% 8/25/35 (d)	17,520,000	17,519,308
Series 2005-BC1 Class 2A2, 4.2375% 5/25/35 (d)	8,375,000	8,376,044
Series 2005-IM1 Class A1, 4.1675% 11/25/35 (d)	15,693,686	15,693,099
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 4.4275% 4/25/34 (d)	1,994,191	2,002,512
Series 2004-FRE1:
Class A2, 4.3875% 4/25/34 (d)	1,609,084	1,609,023
Class M3, 4.6875% 4/25/34 (d)	5,885,000	5,884,753
Discover Card Master Trust I:
Series 2003-4 Class B1, 4.3% 5/16/11 (d)	8,155,000	8,200,137
Series 2005-1 Class B, 4.12% 9/16/10 (d)	12,750,000	12,737,910
Fannie Mae guaranteed REMIC pass thru certificates
Series 2004-T5 Class AB3, 4.4295% 5/28/35 (d)	4,568,090	4,569,678
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.7175% 11/25/33 (d)	1,300,000	1,312,574
Class M2, 5.7875% 11/25/33 (d)	700,000	718,402
Series 2004-1 Class M2, 5.1375% 1/25/35 (d)	3,700,000	3,741,806

91 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Fieldstone Mortgage Investment Corp.: – continued
Series 2004-2 Class M2, 5.1875% 7/25/34 (d)	$9,890,000	$9,889,591
Series 2004-3 Class M5, 5.4875% 8/25/34 (d)	2,000,000	2,033,125
Series 2005-2 Class 2A1, 4.1575% 12/25/35 (d)	16,103,387	16,102,782
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 4.1275% 3/25/35 (d)	5,908,015	5,908,943
Series 2005-FF2 Class M6, 4.7375% 3/25/35 (d)	6,950,000	6,957,787
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.5875% 3/25/34 (d)	400,000	400,630
Class M4, 4.9375% 3/25/34 (d)	300,000	302,755
First USA Credit Card Master Trust Series 2001-4
Class B, 4.34% 1/12/09 (d)	15,000,000	15,013,395
First USA Secured Note Trust Series 2001-3 Class C,
5.0469% 11/19/08 (a)(d)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2,
4.4% 10/15/07 (d)	19,600,000	19,667,314
Ford Credit Floorplan Master Owner Trust Series
2005-1:
Class A, 4.12% 5/15/10 (d)	9,590,000	9,586,859
Class B, 4.41% 5/15/10 (d)	2,625,000	2,624,142
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 4.2575% 2/25/34 (d)	2,021,821	2,022,951
Class M1, 4.4875% 2/25/34 (d)	750,000	750,203
Class M2, 4.5375% 2/25/34 (d)	800,000	800,707
Series 2004-C Class 2A2, 4.5875% 8/25/34 (d)	10,000,000	10,056,854
Series 2004-D Class 3A2, 4.3175% 11/25/34 (d)	1,943,288	1,947,852
Series 2005-2 Class 2A1, 4.1475% 6/25/35 (d)	13,331,597	13,328,239
Series 2005 A:
Class 2A2, 4.2775% 2/25/35 (d)	11,850,000	11,862,015
Class M1, 4.4675% 1/25/35 (d)	1,603,000	1,608,248
Class M2, 4.4975% 1/25/35 (d)	2,325,000	2,326,479
Class M3, 4.5275% 1/25/35 (d)	1,250,000	1,252,804
Class M4, 4.7175% 1/25/35 (d)	925,000	931,194
GE Business Loan Trust Series 2003-1 Class A, 4.4%
4/15/31 (a)(d)	4,971,452	4,998,487
GE Capital Credit Card Master Note Trust Series 2005-2
Class B, 4.17% 6/15/11 (d)	6,475,000	6,474,447
Gracechurch Card Funding No. 9 PLC Series 2005-2:
Class B, 3.9818% 9/15/10 (d)	3,560,000	3,560,000
Class C, 4.1418% 9/15/10 (d)	13,000,000	13,000,000

Annual Report

92

Asset Backed Securities continued
	Principal	Value
	Amount
Gracechurch Card Funding PLC:
Series 5:
Class B, 4.2% 8/15/08 (d)	$1,520,000	$1,520,503
Class C, 4.9% 8/15/08 (d)	5,580,000	5,598,466
Series 6 Class B, 4.16% 2/17/09 (d)	1,030,000	1,030,848
Series 8 Class C, 4.3% 6/15/10 (d)	18,450,000	18,494,769
GSAMP Trust:
Series 2002-HE Class M1, 5.25% 11/20/32 (d)	2,882,888	2,920,157
Series 2002-NC1:
Class A2, 4.3575% 7/25/32 (d)	54,777	55,154
Class M1, 4.6775% 7/25/32 (d)	8,861,000	8,943,613
Series 2003-FM1 Class M1, 4.82% 3/20/33 (d)	12,735,683	12,854,395
Series 2004-FM1:
Class M1, 4.6875% 11/25/33 (d)	2,865,000	2,864,880
Class M2, 5.4375% 11/25/33 (d)	1,975,000	2,008,707
Series 2004-FM2:
Class M1, 4.5375% 1/25/34 (d)	3,500,000	3,499,854
Class M2, 5.1375% 1/25/34 (d)	1,500,000	1,499,937
Class M3, 5.3375% 1/25/34 (d)	1,500,000	1,499,937
Series 2004-HE1:
Class M1, 4.5875% 5/25/34 (d)	4,045,000	4,044,832
Class M2, 5.1875% 5/25/34 (d)	1,750,000	1,767,968
Series 2005-9 Class 2A1, 4.1575% 8/25/35 (d)	15,279,742	15,276,959
Series 2005-FF2 Class M5, 4.6675% 3/25/35 (d)	3,500,000	3,506,671
Series 2005-HE2 Class M, 4.4675% 3/25/35 (d)	8,780,000	8,776,166
Series 2005-MTR1 Class A1, 4.21% 10/25/35 (d)	18,390,000	18,390,000
Series 2005-NC1 Class M1, 4.4875% 2/25/35 (d)	9,010,000	9,013,075
Guggenheim Structured Real Estate Funding Ltd. Series
2005-1 Class C, 5.1175% 5/25/30 (a)(d)	14,000,000	13,956,027
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.8375% 6/25/32 (d)	10,000,000	10,011,830
Series 2002-3 Class A5, 4.4775% 2/25/33 (d)	2,763	2,766
Series 2002-5:
Class A3, 4.5575% 5/25/33 (d)	864,556	865,483
Class M1, 5.2375% 5/25/33 (d)	13,800,000	13,923,924
Series 2003-1:
Class A2, 4.5075% 6/25/33 (d)	2,762,401	2,764,458
Class M1, 5.0375% 6/25/33 (d)	8,335,000	8,369,998
Series 2003-2:
Class A2, 4.4175% 8/25/33 (d)	131,317	131,716
Class M1, 4.9175% 8/25/33 (d)	2,245,000	2,271,293
Series 2003-3:
Class A2, 4.3975% 8/25/33 (d)	1,179,683	1,181,162

93 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Home Equity Asset Trust: – continued
Series 2003-3:
Class M1, 4.8975% 8/25/33 (d)	$8,185,000	$8,236,817
Series 2003-4:
Class M1, 4.4413% 10/25/33 (d)	3,415,000	3,435,348
Class M2, 5.5413% 10/25/33 (d)	4,040,000	4,084,929
Series 2003-5:
Class A2, 4.3875% 12/25/33 (d)	3,346,855	3,358,312
Class M1, 4.7375% 12/25/33 (d)	3,175,000	3,198,007
Class M2, 5.7675% 12/25/33 (d)	1,345,000	1,374,875
Series 2003-7 Class A2, 4.4175% 3/25/34 (d)	2,484,650	2,489,725
Series 2004-2 Class A2, 4.3275% 7/25/34 (d)	4,709,805	4,709,701
Series 2004-3:
Class M1, 4.6075% 8/25/34 (d)	2,015,000	2,023,438
Class M2, 5.2375% 8/25/34 (d)	2,200,000	2,238,164
Series 2004-4 Class A2, 4.3575% 10/25/34 (d)	6,925,327	6,948,829
Series 2004-6 Class A2, 4.3875% 12/25/34 (d)	7,687,430	7,710,760
Series 2004-7 Class A3, 4.4275% 1/25/35 (d)	8,269,780	8,305,007
Series 2005-1:
Class M1, 4.4675% 5/25/35 (d)	9,705,000	9,708,066
Class M2, 4.4875% 5/25/35 (d)	5,780,000	5,775,843
Class M3, 4.5375% 5/25/35 (d)	5,825,000	5,820,936
Series 2005-2:
Class 2A2, 4.2375% 7/25/35 (d)	13,170,000	13,172,228
Class M1, 4.4875% 7/25/35 (d)	10,085,000	10,084,575
Series 2005-3 Class M1, 4.4475% 8/25/35 (d)	9,450,000	9,442,272
Series 2005-5 Class 2A2, 4.2875% 11/25/35 (d)	15,000,000	15,023,153
Household Affinity Credit Card Master Note Trust I Series
2003-3 Class B, 4.26% 8/15/08 (d)	10,000,000	10,009,594
Household Home Equity Loan Trust:
Series 2002-2 Class A, 4.3% 4/20/32 (d)	2,946,287	2,946,505
Series 2002-3 Class A, 4.45% 7/20/32 (d)	2,386,113	2,387,496
Series 2003-1 Class M, 4.63% 10/20/32 (d)	651,415	652,027
Series 2003-2:
Class A, 4.33% 9/20/33 (d)	2,382,075	2,386,003
Class M, 4.58% 9/20/33 (d)	1,120,170	1,122,431
Series 2004-1 Class M, 4.52% 9/20/33 (d)	2,259,260	2,263,727
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.65% 2/20/33 (d)	1,349,057	1,352,972
Series 2004-HC1:
Class A, 4.35% 2/20/34 (d)	3,814,039	3,823,683
Class M, 4.5% 2/20/34 (d)	2,305,982	2,307,083
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 4.52% 1/18/11 (d)	8,850,000	8,864,849

Annual Report 94

Asset Backed Securities continued
	Principal	Value
	Amount
Household Private Label Credit Card Master Note Trust I:
– continued
Series 2002-2:
Class A, 4.14% 1/18/11 (d)	$9,000,000	$9,010,293
Class B, 4.52% 1/18/11 (d)	14,275,000	14,343,189
Series 2002-3 Class B, 5.22% 9/15/09 (d)	4,150,000	4,150,583
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.46% 1/20/35 (d)	2,773,855	2,774,235
Class M2, 4.49% 1/20/35 (d)	2,077,166	2,077,450
Ikon Receivables Funding LLC Series 2003-1 Class A3A,
4.21% 12/17/07 (d)	1,611,166	1,611,380
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 4.2875% 6/25/35 (d)	9,579,192	9,578,816
Class M1, 4.5075% 6/25/35 (d)	4,100,000	4,098,270
Class M2, 4.5275% 6/25/35 (d)	2,775,000	2,773,859
Class M3, 4.5575% 6/25/35 (d)	1,975,000	1,977,792
Keycorp Student Loan Trust Series 1999-A Class A2,
4.34% 12/27/09 (d)	14,973,894	15,019,563
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 4.3575% 6/25/33 (d)	58,756	58,762
Class M1, 4.8575% 6/25/33 (d)	19,500,000	19,581,206
Series 2003-3 Class M1, 4.7875% 7/25/33 (d)	7,770,000	7,812,659
Series 2004-2:
Class M1, 4.5675% 6/25/34 (d)	4,275,000	4,284,648
Class M2, 5.1175% 6/25/34 (d)	1,400,000	1,415,181
Series 2005-2 Class 2A2, 4.2175% 4/25/35 (d)	12,000,000	12,003,389
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.7675% 4/25/33 (d)	3,500,000	3,519,150
Class M2, 5.8875% 4/25/33 (d)	1,500,000	1,528,792
Series 2004-FRE1 Class M1, 4.5875% 7/25/34 (d)	5,223,000	5,244,583
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 4.345% 10/15/08 (d)	30,000,000	30,028,077
Series 2001-B2 Class B2, 4.33% 1/15/09 (d)	30,353,000	30,398,800
Series 2002-B2 Class B2, 4.35% 10/15/09 (d)	20,000,000	20,076,876
Series 2002-B4 Class B4, 4.47% 3/15/10 (d)	14,800,000	14,902,873
Series 2003-B2 Class B2, 4.36% 10/15/10 (d)	1,530,000	1,544,431
Series 2003-B3 Class B3, 4.345% 1/18/11 (d)	1,130,000	1,136,068
Series 2003-B5 Class B5, 4.34% 2/15/11 (d)	705,000	709,961
Series 2005-C3 Class C, 4.2156% 3/15/11 (d)	22,170,000	22,178,868
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 4.48% 9/15/10 (d)	7,800,000	7,842,020

95 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
MBNA Master Credit Card Trust II: – continued
Series 1998-G Class B, 4.37% 2/17/09 (d)	$20,000,000	$ 20,028,252
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 4.5375% 7/25/34 (d)	2,125,000	2,124,913
Class M2, 4.5875% 7/25/34 (d)	375,000	374,985
Class M3, 4.9875% 7/25/34 (d)	775,000	774,968
Class M4, 5.1375% 7/25/34 (d)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1
Class M1, 4.7375% 7/25/34 (d)	2,321,000	2,334,686
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 6.1375% 11/25/32 (d) .	2,370,000	2,422,701
Series 2003-NC5 Class M2, 6.0375% 4/25/33 (d)	2,800,000	2,824,177
Series 2003-NC6 Class M2, 5.5913% 6/27/33 (d)	12,835,000	13,174,880
Series 2003-NC7 Class M1, 4.7375% 6/25/33 (d)	1,785,000	1,790,428
Series 2003-NC8 Class M1, 4.7375% 9/25/33 (d)	2,350,000	2,379,882
Series 2004-HE6 Class A2, 4.3775% 8/25/34 (d)	5,570,704	5,587,885
Series 2004-NC2 Class M1, 4.5875% 12/25/33 (d) .	2,595,000	2,604,318
Series 2004-NC6 Class A2, 4.3775% 7/25/34 (d)	2,516,517	2,521,972
Series 2005-1:
Class M2, 4.5075% 12/25/34 (d)	4,425,000	4,429,651
Class M3, 4.5575% 12/25/34 (d)	4,000,000	4,008,476
Series 2005-HE1:
Class A3B, 4.2575% 12/25/34 (d)	3,885,000	3,889,159
Class M1, 4.4875% 12/25/34 (d)	1,100,000	1,103,689
Class M2, 4.5075% 12/25/34 (d)	2,970,000	2,974,258
Series 2005-HE2:
Class M1, 4.4375% 1/25/35 (d)	2,665,000	2,673,107
Class M2, 4.4775% 1/25/35 (d)	1,900,000	1,899,204
Series 2005-NC1:
Class M1, 4.4775% 1/25/35 (d)	2,425,000	2,434,945
Class M2, 4.5075% 1/25/35 (d)	2,425,000	2,427,570
Class M3, 4.5475% 1/25/35 (d)	2,425,000	2,431,926
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.8875% 2/25/32 (d)	1,510,288	1,511,461
Class M2, 5.4375% 2/25/32 (d)	4,603,090	4,608,908
Series 2001-NC4 Class M1, 5.0375% 1/25/32 (d)	3,827,881	3,835,822
Series 2002-AM3 Class A3, 4.5275% 2/25/33 (d)	705,709	708,519
Series 2002-HE1 Class M1, 4.6375% 7/25/32 (d)	5,860,000	5,893,761
Series 2002-HE2 Class M1, 4.7375% 8/25/32 (d)	9,925,000	9,960,791
Series 2002-NC3 Class A3, 4.3775% 8/25/32 (d)	147,864	148,087
Series 2002-OP1 Class M1, 4.7875% 9/25/32 (d)	3,894,745	3,905,510

Annual Report

96

Asset Backed Securities continued
	Principal	Value
	Amount
Morgan Stanley Dean Witter Capital I Trust: – continued
Series 2003-NC1:
Class M1, 5.0875% 11/25/32 (d)	$2,391,382	$2,405,650
Class M2, 6.0875% 11/25/32 (d)	1,880,000	1,896,152
New Century Home Equity Loan Trust:
Series 2003-2 Class M2, 6.0375% 1/25/33 (d)	4,600,000	4,662,422
Series 2003-6 Class M1, 4.7575% 1/25/34 (d)	5,180,000	5,212,467
Series 2005-1:
Class M1, 4.4875% 3/25/35 (d)	4,395,000	4,396,442
Class M2, 4.5175% 3/25/35 (d)	4,395,000	4,396,380
Class M3, 4.5575% 3/25/35 (d)	2,120,000	2,125,828
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 4.11% 6/15/09 (d)	10,770,981	10,778,573
Series 2004-A Class A4A, 4.04% 6/15/10 (d)	10,570,000	10,580,910
Series 2005-A Class A4, 4.05% 8/15/11 (d)	17,595,000	17,595,000
NovaStar Home Equity Loan Series 2004-1:
Class M1, 4.4875% 6/25/34 (d)	1,450,000	1,451,143
Class M4, 5.0125% 6/25/34 (d)	2,435,000	2,444,812
Ocala Funding LLC Series 2005-1A Class A, 5.5%
3/20/10 (a)(d)	3,675,000	3,675,000
Ownit Mortgage Loan Asset-Backed Certificates:
Series 2005-3 Class A2A, 4.1575% 6/25/36 (d)	14,515,775	14,516,348
Series 2005-4 Class A2A1, 4.19% 9/25/36 (d)	16,135,000	16,135,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.6675% 9/25/34 (d)	3,745,000	3,776,511
Class M2, 4.7175% 9/25/34 (d)	1,755,000	1,765,509
Class M3, 5.2875% 9/25/34 (d)	3,355,000	3,390,352
Class M4, 5.4875% 9/25/34 (d)	4,700,000	4,753,092
Series 2004-WCW2 Class A2, 4.4175%
10/25/34 (d)	5,824,706	5,837,945
Series 2005-WCH1:
Class A3B, 4.2575% 1/25/35 (d)	2,775,000	2,779,423
Class M2, 4.5575% 1/25/35 (d)	4,175,000	4,177,976
Class M3, 4.5975% 1/25/35 (d)	3,290,000	3,299,520
Class M5, 4.9175% 1/25/35 (d)	3,095,000	3,112,483
Series 2005-WHQ2 Class M7, 5.2875% 5/25/35 (d)	5,950,000	5,949,735
People’s Choice Home Loan Securities Trust Series
2005-2:
Class A1, 4.1475% 9/25/24 (d)	4,927,321	4,928,138
Class M4, 4.6675% 5/25/35 (d)	6,000,000	6,024,279

97 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Providian Gateway Master Trust Series 2002-B Class A,
4.67% 6/15/09 (a)(d)	$15,000,000	$ 15,012,471
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.6175% 5/25/35 (d)	1,040,000	1,044,401
Series 2005-KS7 Class A1, 4.1375% 8/25/35 (d)	9,636,299	9,635,938
Residential Asset Mortgage Products, Inc.:
Series 2004-RS10 Class MII2, 5.2875% 10/25/34 (d)	5,500,000	5,584,285
Series 2005-SP2 Class 1A1, 4.1875% 6/25/35 (d)	14,610,240	14,609,688
Salomon Brothers Mortgage Securities VII, Inc. Series
2003-HE1 Class A, 4.4375% 4/25/33 (d)	587,231	589,810
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 4.5675% 3/25/35 (d)	4,415,000	4,418,774
Series 2004-2 Class MV1, 4.6175% 8/25/35 (d)	4,495,000	4,506,945
Series 2005-1 Class A2B, 4.2575% 5/25/35 (d)	16,056,000	16,068,191
Securitized Asset Backed Receivables LLC Trust Series
2004-NC1 Class M1, 4.5575% 2/25/34 (d)	2,910,000	2,912,660
Specialty Underwriting & Residential Finance Series
2003-BC4 Class M1, 4.6375% 11/25/34 (d)	1,810,000	1,819,056
Structured Asset Securities Corp.:
Series 2004-GEL1 Class A, 4.3975% 2/25/34 (d)	846,212	846,179
Series 2005-5N Class 3A1A, 4.36% 11/25/35 (d)	16,485,000	16,485,000
Superior Wholesale Inventory Financing Trust VII Series
2003-A8 Class CTFS, 4.42% 3/15/11 (a)(d)	10,835,000	10,826,536
Superior Wholesale Inventory Financing Trust XII Series
2005-A12 Class C, 5.17% 6/15/10 (d)	6,840,000	6,851,853
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 4.4675% 9/25/34 (d)	1,638,761	1,646,869
Series 2003-6HE Class A1, 4.5075% 11/25/33 (d)	1,272,592	1,275,009
Series 2005-14HE Class AF1, 4.1875% 8/25/36 (d) .	8,103,933	8,101,960
Series 2005-8HE Class A1, 4.1575% 7/25/35 (a)(d)	6,537,368	6,537,120
Whinstone Capital Management Ltd. Series 1A Class B3,
5.25% 10/25/44 (a)(d)	22,670,000	22,670,000

TOTAL ASSET BACKED SECURITIES
(Cost $2,237,410,687)		2,243,469,956

Collateralized Mortgage Obligations 19.2%

Private Sponsor – 12.6%

Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 4.4375% 2/25/35 (d)	7,584,900	7,604,266
Series 2004-4 Class 5A2, 4.4375% 3/25/35 (d)	3,037,919	3,044,931
Series 2005-1 Class 5A2, 4.3675% 5/25/35 (d)	5,226,606	5,209,702

Annual Report

98

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Adjustable Rate Mortgage Trust floater: – continued
Series 2005-10:
Class 5A1, 4.2975% 1/25/36 (d)	$14,636,473	$ 14,642,547
Class 5A2, 4.3575% 1/25/36 (d)	673,278	673,620
Series 2005-2:
Class 6A2, 4.3175% 6/25/35 (d)	2,345,886	2,347,353
Class 6M2, 4.5175% 6/25/35 (d)	10,145,000	10,144,959
Series 2005-3 Class 8A2, 4.2775% 7/25/35 (d)	15,594,232	15,604,103
Series 2005-4 Class 7A2, 4.2675% 8/25/35 (d)	7,729,948	7,734,926
Series 2005-8 Class 7A2, 4.3175% 11/25/35 (d)	6,961,922	6,966,454
American Home Mortgage Investment Trust Series
2005-4 Class 1A1, 4.3275% 3/25/35 (d)	11,074,068	11,074,068
Bear Stearns Adjustable Rate Mortgage Trust Series
2005-6 Class 1A1, 5.1587% 8/25/35 (d)	17,637,633	17,618,019
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 4.3175% 1/25/35 (d)	18,187,600	18,227,385
Series 2005-2 Class 1A1, 4.2875% 3/25/35 (d)	12,483,344	12,491,146
Series 2005-5 Class 1A1, 4.2575% 7/25/35 (d)	16,603,364	16,603,364
Countrywide Alternative Loan Trust planned
amortization class Series 2003-5T2 Class A2,
4.4375% 5/25/33 (d)	4,710,594	4,713,059
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 4.4375% 3/25/34 (d)	4,370,940	4,368,289
Series 2004-AR3 Class 6A2, 4.4075% 4/25/34 (d)	1,791,631	1,793,643
Series 2004-AR4 Class 5A2, 4.4075% 5/25/34 (d)	1,732,185	1,731,147
Series 2004-AR5 Class 11A2, 4.4075% 6/25/34 (d)	2,499,661	2,494,726
Series 2004-AR6 Class 9A2, 4.4075% 10/25/34 (d)	3,067,195	3,070,119
Series 2004-AR7 Class 6A2, 4.4175% 8/25/34 (d)	4,582,954	4,587,966
Series 2004-AR8 Class 8A2, 4.4175% 9/25/34 (d)	3,423,958	3,431,010
CWALT, Inc. floater Series 2005-56 Class 3A1,
4.3275% 11/25/35 (d)	8,393,362	8,393,362
First Horizon Mortgage pass thru Trust floater Series
2004-FL1 Class 2A1, 4.6706% 12/25/34 (d)	3,158,837	3,154,469
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.97% 12/21/24 (d)	5,300,000	5,297,516
Class B1, 4.02% 12/20/54 (d)	7,050,000	7,045,594
Class M1, 4.12% 12/20/54 (d)	5,300,000	5,296,688
Series 2005-2 Class C1, 4.6741% 12/20/54 (d)	7,975,000	7,972,508
Series 2005-4:
Class C1, 4.455% 12/20/54 (d)	6,800,000	6,794,688
Class M2, 4.305% 12/20/54 (d)	6,500,000	6,494,922

99		Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
			Principal	Value
			Amount
Private Sponsor continued
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 4.1% 3/20/44 (d)			$1,415,000	$1,415,221
Class 1C, 4.79% 3/20/44 (d)			4,075,000	4,087,734
Class 1M, 4.3% 3/20/44 (d)			4,935,000	4,938,856
Series 2004-2:
Class 1A2, 3.96% 6/20/28 (d)			4,162,129	4,162,129
Class 1B, 4.06% 6/20/44 (d)			786,975	787,068
Class 1C, 4.59% 6/20/44 (d)			2,865,039	2,869,516
Class 1M, 4.17% 6/20/44 (d)			2,104,806	2,103,930
Series 2004-3:
Class 1B, 4.05% 9/20/44 (d)			2,100,000	2,099,706
Class 1C, 4.48% 9/20/44 (d)			5,415,000	5,422,527
Class 1M, 4.16% 9/20/44 (d)			1,200,000	1,200,000
Harborview Mortgage Loan Trust floater Series 2005-2
Class 2A1A, 4.2169% 5/19/35 (d)			11,057,256	11,026,157
Holmes Financing No. 7 PLC floater Series 2 Class M,
4.95% 7/15/40 (d)			2,560,000	2,562,276
Holmes Financing No. 8 PLC floater Series 2:
Class A, 4.23% 4/15/11 (d)			25,000,000	25,011,720
Class B, 4.32% 7/15/40 (d)			2,695,000	2,696,684
Class C, 4.87% 7/15/40 (d)			10,280,000	10,318,550
Home Equity Asset Trust floater Series 2005-3 Class
2A1, 4.1275% 8/25/35 (d)			5,420,106	5,420,896
Homestar Mortgage Acceptance Corp. floater Series
2004-5 Class A1, 4.4875% 10/25/34 (d)			3,850,388	3,862,743
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 4.4075% 3/25/35 (d)			7,507,128	7,508,594
Series 2004-6 Class 1A2, 4.4275% 10/25/34 (d)			2,912,064	2,917,267
Series 2005-1:
Class M1, 4.4975% 4/25/35 (d)			2,910,758	2,908,484
Class M2, 4.5375% 4/25/35 (d)			5,095,876	5,092,890
Class M3, 4.5675% 4/25/35 (d)			1,250,396	1,249,419
Class M4, 4.7875% 4/25/35 (d)			737,939	738,832
Class M5, 4.8075% 4/25/35 (d)			737,939	737,939
Class M6, 4.8575% 4/25/35 (d)			1,180,701	1,180,240
Series 2005-2 Class 1A2, 4.3475% 4/25/35 (d)			11,979,616	11,970,257
Series 2005-3 Class A1, 4.2775% 8/25/35 (d)			13,855,192	13,835,167
Series 2005-4 Class 1B1, 5.3375% 5/25/35 (d)			4,802,714	4,796,711
Series 2005-6 Class 1M3, 4.6475% 10/25/35 (d)		.	3,288,184	3,288,205
Series 2005-7:
Class M1, 4.5175% 11/25/35 (d)			1,760,398	1,760,398

Annual Report	100

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Impac CMB Trust floater: – continued
Series 2005-7:
Class M2, 4.5575% 11/25/35 (d)	$1,321,545	$ 1,321,545
Class M3, 4.6575% 11/25/35 (d)	6,597,753	6,597,753
Class M4, 4.6975% 11/25/35 (d)	3,160,738	3,160,738
Lehman Structured Securities Corp. floater Series
2005-1 Class A2, 4.4275% 9/26/45 (a)(d)	14,678,988	14,678,988
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 4.3075%
3/25/35 (d)	9,845,804	9,857,136
Series 2004-6 Class 4A2, 4.1657% 7/25/34 (d)	5,616,200	5,591,704
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 4.4275% 3/25/28 (d)	6,560,863	6,593,904
Series 2003-B Class A1, 4.3775% 4/25/28 (d)	6,872,995	6,910,549
Series 2003-D Class A, 4.3475% 8/25/28 (d)	6,231,345	6,240,406
Series 2003-E Class A2, 4.3831% 10/25/28 (d)	8,221,763	8,224,497
Series 2003-F Class A2, 4.7106% 10/25/28 (d)	10,892,134	10,893,340
Series 2004-A Class A2, 4.6206% 4/25/29 (d)	9,559,711	9,545,095
Series 2004-B Class A2, 3.79% 6/25/29 (d)	7,460,019	7,446,309
Series 2004-C Class A2, 3.95% 7/25/29 (d)	10,858,858	10,830,077
Series 2004-D Class A2, 4.4131% 9/25/29 (d)	8,028,772	8,030,671
Series 2004-E:
Class A2B, 4.7306% 11/25/29 (d)	7,068,178	7,056,076
Class A2D, 4.9206% 11/25/29 (d)	1,643,762	1,649,956
Series 2004-G Class A2, 3.95% 11/25/29 (d)	3,398,617	3,397,874
Series 2005-A Class A2, 4.6206% 2/25/30 (d)	9,503,014	9,494,621
Mortgage Asset Backed Securities Trust floater Series
2002-NC1 Class M1, 4.8875% 10/25/32 (d)	2,477,799	2,485,909
MortgageIT Trust floater:
Series 2004-2:
Class A1, 4.4075% 12/25/34 (d)	4,551,460	4,564,709
Class A2, 4.4875% 12/25/34 (d)	6,157,376	6,205,631
Series 2005-2 Class 1A1, 4.2975% 5/25/35 (d)	4,661,832	4,666,267
Opteum Mortgage Acceptance Corp. floater Series
2005-3 Class APT, 4.3275% 7/25/35 (d)	18,114,499	18,125,113
Permanent Financing No. 3 PLC floater Series 2 Class
C, 4.8838% 6/10/42 (d)	4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class
C, 4.5538% 6/10/42 (d)	15,400,000	15,475,238
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.4838% 6/10/42 (d)	4,215,000	4,240,489
Series 3 Class C, 4.6538% 6/10/42 (d)	8,890,000	8,978,900

101		Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Permanent Financing No. 6 PLC floater Series 6 Class
2C, 4.2888% 6/10/42 (d)		$5,350,000	$5,344,539
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.9238% 6/10/42 (d)		2,000,000	1,999,747
Class 1C, 4.1138% 6/10/42 (d)		3,840,000	3,849,303
Class 2C, 4.1638% 6/10/42 (d)		8,065,000	8,052,714
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 4.1638% 6/10/42 (d)		7,165,000	7,161,496
Class 2C, 4.2338% 6/10/42 (d)		9,945,000	9,940,127
Residential Asset Mortgage Products, Inc.:
sequential pay Series 2003-SL1 Class 3A1, 7.125%
4/25/31		4,119,361	4,167,491
Series 2005-AR5 Class 1A1, 4.903% 9/19/35 (d)		4,889,795	4,861,800
Residential Finance LP/Residential Finance Development
Corp. floater Series 2003-A:
Class B4, 5.74% 3/10/35 (a)(d)		5,467,132	5,549,139
Class B5, 6.29% 3/10/35 (a)(d)		5,657,969	5,780,451
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 4.5375% 11/25/34 (d) .		2,107,156	2,115,813
Series 2003-RP2 Class A1, 4.4875% 6/25/33 (a)(d)		3,315,839	3,326,719
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 4.37% 9/20/33 (d)		9,319,902	9,312,393
Series 2003-7 Class A2, 3.835% 1/20/34 (d)		7,756,289	7,754,427
Series 2004-1 Class A, 4.15% 2/20/34 (d)		4,964,373	4,955,156
Series 2004-10 Class A4, 4.7% 11/20/34 (d)		8,610,164	8,610,454
Series 2004-3 Class A, 4.61% 5/20/34 (d)		8,547,809	8,517,022
Series 2004-4 Class A, 4.62% 5/20/34 (d)		10,827,309	10,821,335
Series 2004-5 Class A3, 3.77% 6/20/34 (d)		7,329,017	7,325,582
Series 2004-6:
Class A3A, 4.6575% 6/20/35 (d)		6,256,392	6,252,478
Class A3B, 4.08% 7/20/34 (d)		782,049	781,578
Series 2004-7:
Class A3A, 4.365% 8/20/34 (d)		6,310,983	6,302,327
Class A3B, 4.59% 7/20/34 (d)		1,135,629	1,138,148
Series 2004-8 Class A2, 4.41% 9/20/34 (d)		10,894,841	10,894,080
Series 2005-1 Class A2, 4.1% 2/20/35 (d)		6,482,716	6,423,622
Series 2005-2 Class A2, 4.29% 3/20/35 (d)		10,734,944	10,734,944
Series 2005-3 Class A1, 4.2% 5/20/35 (d)		8,079,028	8,067,692
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2001-14 Class A1, 4.3475% 7/25/35 (d)		10,509,687	10,509,687
Structured Asset Securities Corp. floater Series
2004-NP1 Class A, 4.4375% 9/25/33 (a)(d)		2,103,178	2,104,353

Annual Report	102

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Thornburg Mortgage Securities Trust floater:
Series 2004-3 Class A, 4.4075% 9/25/34 (d)		$19,456,231	$ 19,503,848
Series 2005-3 Class A4, 4.3075% 10/25/35 (d)		17,145,173	17,145,173
WAMU Mortgage pass thru certificates floater:
Series 2005-AR11 Class A1C1, 4.2375%
8/25/45 (d)		13,783,094	13,766,411
Series 2005-AR13 Class A1C1, 4.2275%
10/25/45 (d)		24,096,000	24,096,000
Series 2005 AR6 Class 2A 1A, 4.2675%
4/25/45 (d)		5,889,413	5,871,883
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.6924% 8/25/34 (d)		19,585,545	19,472,865
Series 2005-AR12 Class 2A1, 4.3217% 7/25/35 (d)		27,787,900	27,382,116

TOTAL PRIVATE SPONSOR			891,646,523
U.S. Government Agency 6.6%
Fannie Mae:
floater:
Series 2000-38 Class F, 4.48% 11/18/30 (d)		995,921	1,003,966
Series 2000-40 Class FA, 4.5375% 7/25/30 (d)	.	2,190,892	2,200,400
Series 2002-89 Class F, 4.3375% 1/25/33 (d)		3,187,694	3,191,828
target amortization class Series G94-2 Class D,
6.45% 1/25/24		4,292,048	4,366,145
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 4.38% 8/18/31 (d)		2,301,689	2,310,006
Series 2001-38 Class QF, 5.0175% 8/25/31 (d)	.	9,222,276	9,415,477
Series 2001-44 Class FB, 4.3375% 9/25/31 (d)		2,051,921	2,057,720
Series 2001-46 Class F, 4.38% 9/18/31 (d)		5,909,533	5,943,157
Series 2002-11 Class QF, 4.5375% 3/25/32 (d)	.	4,100,362	4,136,788
Series 2002-36 Class FT, 4.5375% 6/25/32 (d)		1,384,520	1,396,568
Series 2002-64 Class FE, 4.33% 10/18/32 (d)		2,067,724	2,075,862
Series 2002-65 Class FA, 4.3375% 10/25/17 (d)		2,186,401	2,187,173
Series 2002-74 Class FV, 4.4875% 11/25/32 (d) .		7,648,005	7,705,114
Series 2003-11:
Class DF, 4.4875% 2/25/33 (d)		2,733,089	2,754,235
Class EF, 4.4875% 2/25/33 (d)		1,960,271	1,983,566
Series 2003-119 Class FK, 4.5375% 5/25/18 (d)		2,500,000	2,524,026
Series 2003-131 Class FM, 4.4375% 12/25/29 (d)		3,376,656	3,387,013
Series 2003-15 Class WF, 4.3875% 8/25/17 (d)	.	5,280,328	5,301,540
Series 2003-63 Class F1, 4.3375% 11/25/27 (d)		5,394,619	5,396,503

103			Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
			Principal	Value
			Amount
U.S. Government Agency continued
Fannie Mae guaranteed REMIC pass thru certificates: -
continued
floater:
Series 2005-45 Class XA, 4.3775% 6/25/35 (d)		.	$73,249,659	$ 73,200,530
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27			590,521	589,119
Series 2001-62 Class PG, 6.5% 10/25/30			2,511,215	2,510,355
Series 2001-76 Class UB, 5.5% 10/25/13			309,366	308,621
Series 2002-16 Class QD, 5.5% 6/25/14			218,824	218,885
Series 2002-28 Class PJ, 6.5% 3/25/31			3,203,563	3,200,583
Series 2002-8 Class PD, 6.5% 7/25/30			1,881,871	1,883,967
Series 2005-72 Class FG, 4.2875% 5/25/35 (d)		.	51,057,386	50,398,399
Freddie Mac:
floater:
Series 2510 Class FE, 4.37% 10/15/32 (d)			5,615,165	5,648,291
0% 9/15/35 (d)			854,545	839,590
planned amortization class Series 2353 Class PC,
6.5% 9/15/15			819,058	819,247
Freddie Mac Manufactured Housing participation
certificates guaranteed floater Series 2338 Class FJ,
4.17% 7/15/31 (d)			4,843,627	4,743,688
Freddie Mac Multi-class participation certificates
guaranteed:
floater:
Series 2395 Class FA, 4.57% 6/15/29 (d)			1,061,071	1,067,691
Series 2406:
Class FP, 4.95% 1/15/32 (d)			10,161,927	10,435,429
Class PF, 4.95% 12/15/31 (d)			8,125,000	8,282,268
Series 2410 Class PF, 4.95% 2/15/32 (d)			18,644,444	19,089,093
Series 2474 Class FJ, 4.32% 7/15/17 (d)			4,218,175	4,205,962
Series 2526 Class FC, 4.37% 11/15/32 (d)			2,911,348	2,921,401
Series 2538 Class FB, 4.37% 12/15/32 (d)			6,057,691	6,087,551
Series 2551 Class FH, 4.42% 1/15/33 (d)			2,851,273	2,863,125
Series 2553 Class FB, 4.47% 3/15/29 (d)			21,880,000	21,568,761
Series 2577 Class FW, 4.47% 1/15/30 (d)			17,245,000	17,337,309
Series 2861:
Class GF, 4.27% 1/15/21 (d)			4,612,987	4,616,961
Class JF, 4.27% 4/15/17 (d)			6,734,770	6,730,054
Series 2994 Class FB, 4.12% 6/15/20 (d)			6,534,535	6,517,744
planned amortization class:
Series 2136 Class PE, 6% 1/15/28			9,612,165	9,632,449
Series 2394 Class ND, 6% 6/15/27			68,498	68,375
Series 2395 Class PE, 6% 2/15/30			3,815,362	3,829,008

Annual Report	104

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates
guaranteed: – continued
planned amortization class:
Series 2398 Class DK, 6.5% 1/15/31	$ 184,650	$184,511
Series 2410 Class ML, 6.5% 12/15/30	588,224	588,194
Series 2420 Class BE, 6.5% 12/15/30	469,381	468,777
Series 2443 Class TD, 6.5% 10/15/30	1,310,729	1,312,874
Series 2461 Class PG, 6.5% 1/15/31	1,618,427	1,625,038
Series 2650 Class FV, 4.37% 12/15/32 (d)	13,874,304	13,638,281
Series 2776 Class UJ, 4.5% 5/15/20 (e)	6,428,126	285,631
Series 2828 Class JA, 4.5% 1/15/10	10,477,886	10,454,508
Series 3013 Class AF, 4.22% 5/15/35 (d)	80,518,692	80,202,101
sequential pay Series 2430 Class ZE, 6.5% 8/15/27	189,756	189,415
Ginnie Mae guaranteed REMIC pass thru securities
floater:
Series 2001-46 Class FB, 4.32% 5/16/23 (d)	2,745,384	2,758,274
Series 2001-50 Class FV, 4.17% 9/16/27 (d)	8,430,463	8,429,377
Series 2002-24 Class FX, 4.52% 4/16/32 (d)	2,371,980	2,394,249
Series 2002-31 Class FW, 4.37% 6/16/31 (d)	3,254,054	3,273,493
Series 2002-5 Class KF, 4.37% 8/16/26 (d)	423,079	423,157

TOTAL U.S. GOVERNMENT AGENCY		465,179,423

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,359,764,567)		1,356,825,946

Commercial Mortgage Securities 5.2%

Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 4.29% 11/15/15 (a)(d)	5,038,226	5,042,271
Series 2005-BBA6:
Class B, 4.18% 1/15/19 (a)(d)	2,800,000	2,799,791
Class C, 4.22% 1/15/19 (a)(d)	2,857,948	2,857,486
Class D, 4.27% 1/15/19 (a)(d)	2,800,000	2,799,782
Class E, 4.31% 1/15/19 (a)(d)	1,750,000	1,749,859
Class F, 4.36% 1/15/19 (a)(d)	1,170,000	1,169,906
Class G, 4.39% 1/15/19 (a)(d)	915,000	914,926
Series 2005-BOCA:
Class H, 4.92% 12/15/16 (a)(d)	2,065,000	2,062,582
Class J, 5.07% 12/15/16 (a)(d)	1,020,000	1,018,806
Class K, 5.32% 12/15/16 (a)(d)	6,659,000	6,684,287

105 Annual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bank of America Large Loan, Inc.:
floater Series 2005-ESHA:
Class F, 4.6956% 7/14/08 (a)(d)	$ 6,395,000	$6,394,404
Class G, 4.8256% 7/14/08 (a)(d)	4,355,000	4,354,593
Class H, 5.0456% 7/14/08 (a)(d)	5,365,000	5,364,496
Series 2005-ESHA Class X1, 0.266%
7/14/08 (a)(d)(e)	334,645,000	4,876,748
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.2213% 8/25/33 (a)(d)	6,131,942	6,204,790
Series 2003-2:
Class A, 4.6175% 12/25/33 (a)(d)	12,795,257	12,951,661
Class M1, 4.8875% 12/25/33 (a)(d)	2,082,222	2,116,564
Series 2004-1:
Class A, 4.3975% 4/25/34 (a)(d)	6,104,696	6,107,565
Class B, 5.9375% 4/25/34 (a)(d)	634,254	641,513
Class M1, 4.5975% 4/25/34 (a)(d)	554,972	557,400
Class M2, 5.2375% 4/25/34 (a)(d)	475,691	481,265
Series 2004-2:
Class A, 4.4675% 8/25/34 (a)(d)	6,050,490	6,063,741
Class M1, 4.6175% 8/25/34 (a)(d)	1,950,939	1,958,560
Series 2004-3:
Class A1, 4.4075% 1/25/35 (a)(d)	6,413,935	6,420,926
Class A2, 4.4575% 1/25/35 (a)(d)	891,444	891,723
Class M1, 4.5375% 1/25/35 (a)(d)	1,068,989	1,070,435
Class M2, 5.0375% 1/25/35 (a)(d)	697,167	701,313
Series 2005-2A:
Class M1, 4.5075% 8/25/35 (a)(d)	1,285,466	1,285,466
Class M2, 4.5275% 8/25/35 (a)(d)	2,116,075	2,116,075
Class M3, 4.5875% 8/25/35 (a)(d)	1,171,752	1,171,752
Class M4, 4.7375% 8/25/35 (a)(d)	1,077,814	1,077,814
Series 2005-3A:
Class A1, 4.3575% 11/25/35 (a)(d)	6,384,023	6,384,023
Class M1, 4.4775% 11/25/35 (a)(d)	898,455	898,455
Class M2, 4.5275% 11/25/35 (a)(d)	1,262,829	1,262,829
Class M3, 4.5475% 11/25/35 (a)(d)	1,128,060	1,128,060
Class M4, 4.6375% 11/25/35 (a)(d)	1,407,580	1,407,580
Bear Stearns Commercial Mortgage Securities, Inc.
floater:
Series 2003 BA1A:
Class JFCM, 5.5456% 4/14/15 (a)(d)	1,344,296	1,346,856
Class KFCM, 5.7956% 4/14/15 (a)(d)	1,436,661	1,439,544
Class LFCM, 6.1956% 4/14/15 (a)(d)	1,601,905	1,601,894
Class MFCM, 6.4956% 4/14/15 (a)(d)	2,218,251	2,218,234

Annual Report

106

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bear Stearns Commercial Mortgage Securities, Inc.
floater: – continued
Series 2004-BBA3 Class E, 4.67% 6/15/17 (a)(d)	$10,415,000	$10,456,288
Chase Commercial Mortgage Securities Corp. floater
Series 2000-FL1A:
Class B, 4.39% 12/12/13 (a)(d)	64,803	63,507
Class C, 4.74% 12/12/13 (a)(d)	1,793,345	1,793,345
COMM floater:
Series 2001-FL5A Class E, 5.47% 11/15/13 (a)(d)	2,993,291	2,992,245
Series 2002-FL6:
Class F, 5.42% 6/14/14 (a)(d)	11,163,000	11,177,655
Class G, 5.87% 6/14/14 (a)(d)	5,000,000	4,999,069
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 4.27% 9/15/14 (a)(d)	3,570,000	3,572,874
Class G, 4.95% 9/15/14 (a)(d)	1,345,000	1,345,496
Class H, 5.05% 9/15/14 (a)(d)	1,430,000	1,430,527
Class J, 5.57% 9/15/14 (a)(d)	490,000	491,238
Class K, 5.97% 9/15/14 (a)(d)	770,000	771,276
Class L, 6.17% 9/15/14 (a)(d)	625,000	624,798
Series 2004-HTL1:
Class B, 4.42% 7/15/16 (a)(d)	426,802	427,044
Class D, 4.52% 7/15/16 (a)(d)	969,949	970,093
Class E, 4.72% 7/15/16 (a)(d)	694,177	694,400
Class F, 4.77% 7/15/16 (a)(d)	734,671	735,046
Class H, 5.27% 7/15/16 (a)(d)	2,129,763	2,130,390
Class J, 5.42% 7/15/16 (a)(d)	818,412	818,653
Class K, 6.32% 7/15/16 (a)(d)	921,324	921,070
Series 2005-F10A:
Class B, 4.2% 4/15/17 (a)(d)	7,080,000	7,074,745
Class C, 4.24% 4/15/17 (a)(d)	3,006,000	3,000,535
Class D, 4.28% 4/15/17 (a)(d)	2,440,000	2,437,716
Class E, 4.34% 4/15/17 (a)(d)	1,821,000	1,819,296
Class F, 4.38% 4/15/17 (a)(d)	1,035,000	1,034,716
Class G, 4.52% 4/15/17 (a)(d)	1,035,000	1,034,944
Class H, 4.59% 4/15/17 (a)(d)	1,035,000	1,034,375
Class I, 4.82% 4/15/17 (a)(d)	335,000	334,615
Class MOA3, 4.27% 3/15/20 (a)(d)	4,590,000	4,589,759
CS First Boston Mortgage Securities Corp.:
floater:
Series 2004-FL1 Class B, 4.42% 5/15/14 (a)(d)	11,230,000	11,243,092
Series 2004-HC1:
Class A2, 4.47% 12/15/21 (a)(d)	1,475,000	1,474,994

107 Annual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
CS First Boston Mortgage Securities Corp.: – continued
floater:
Series 2004-HC1:
Class B, 4.72% 12/15/21 (a)(d)	$3,835,000	$3,834,985
Series 2004-TF2A Class E, 4.39% 11/15/19 (a)(d)	4,450,000	4,451,407
Series 2004-TFL1:
Class A2, 4.16% 2/15/14 (a)(d)	2,468,541	2,468,496
Class E, 4.52% 2/15/14 (a)(d)	2,800,000	2,802,156
Class F, 4.57% 2/15/14 (a)(d)	2,325,000	2,327,270
Class G, 4.82% 2/15/14 (a)(d)	1,875,000	1,878,331
Class H, 5.07% 2/15/14 (a)(d)	1,400,000	1,403,155
Class J, 5.37% 2/15/14 (a)(d)	750,000	753,096
Series 2005-TF2A Class F, 4.47% 11/15/19 (a)(d) .	1,540,000	1,541,397
Series 2005-TFLA:
Class C, 4.21% 2/15/20 (a)(d)	5,650,000	5,649,977
Class E, 4.3% 2/15/20 (a)(d)	3,955,000	3,954,984
Class F, 4.35% 2/15/20 (a)(d)	1,745,000	1,744,993
Class G, 4.49% 2/15/20 (a)(d)	505,000	504,998
Class H, 4.72% 2/15/20 (a)(d)	715,000	714,997
sequential pay Series 1997-C2 Class A2, 6.52%
1/17/35	216,019	216,340
GMAC Commercial Mortgage Securities, Inc. floater
Series 2001-FL1A Class E, 4.79% 2/11/11 (a)(d)	149,543	148,685
GS Mortgage Securities Corp. II floater Series
2005-FL7A Class A1, 4.05% 11/6/19 (a)(d)	4,485,077	4,484,848
John Hancock Tower Mortgage Trust floater Series
2003-C5A Class B, 6.4245% 4/10/15 (a)(d)	8,245,000	8,245,000
Lehman Brothers Floating Rate Commercial Mortgage
Trust floater:
Series 2003 LLFA:
Class A2, 4.3356% 12/16/14 (a)(d)	11,700,000	11,704,021
Class B, 4.5456% 12/16/14 (a)(d)	4,615,000	4,621,689
Class C, 4.6456% 12/16/14 (a)(d)	4,982,000	4,991,057
Series 2005-LLFA Class FAIR, 5.62% 7/15/18 (a)(d) .	4,360,000	4,360,000
Morgan Stanley Capital I, Inc. floater Series 2005-XLF:
Class B, 4.18% 8/15/19 (a)(d)	6,705,000	6,583,683
Class C, 4.21% 8/15/19 (a)(d)	525,000	515,513
Class D, 4.23% 8/15/19 (a)(d)	1,915,000	1,880,424
Class E, 4.25% 8/15/19 (a)(d)	1,745,000	1,713,521
Class F, 4.29% 8/15/19 (a)(d)	1,220,000	1,198,029
Class G, 4.34% 8/15/19 (a)(d)	870,000	854,366
Class H, 4.36% 8/15/19 (a)(d)	695,000	682,522
Class J, 4.43% 8/15/19 (a)(d)	525,000	515,603
Morgan Stanley Dean Witter Capital I Trust floater Series
2002-XLF Class F, 6.03% 8/5/14 (a)(d)	4,686,084	4,686,077

Annual Report

108

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Salomon Brothers Mortgage Securities VII, Inc.:
floater Series 2001-CDCA:
Class C, 4.77% 2/15/13 (a)(d)	$ 4,711,321	$ 4,701,102
Class D, 4.77% 2/15/13 (a)(d)	4,000,000	3,987,840
Series 2000-NL1 Class E, 7.0607% 10/15/30 (a)(d) .	3,154,031	3,159,372
SDG Macerich Properties LP floater Series 2000-1 Class
A3, 4.31% 5/15/09 (a)(d)	18,000,000	17,994,375
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A
Class A, 4.5175% 3/24/18 (a)(d)	6,810,222	6,810,222
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2004-WHL3:
Class A2, 4.15% 3/15/14 (a)(d)	3,510,000	3,510,547
Class E, 4.47% 3/15/14 (a)(d)	2,190,000	2,191,214
Class F, 4.52% 3/15/14 (a)(d)	1,755,000	1,755,936
Class G, 4.75% 3/15/14 (a)(d)	875,000	875,604
Series 2005-WL5A:
Class KHP1, 4.32% 1/15/18 (a)(d)	1,745,000	1,744,817
Class KHP2, 4.52% 1/15/18 (a)(d)	1,745,000	1,747,856
Class KHP3, 4.82% 1/15/18 (a)(d)	2,060,000	2,062,158
Class KHP4, 4.92% 1/15/18 (a)(d)	1,600,000	1,602,287
Class KHP5, 5.12% 1/15/18 (a)(d)	1,855,000	1,846,325
Series 2005-WL6A:
Class A2, 3.92% 10/15/17 (a)(d)	7,695,000	7,694,699
Class B, 3.97% 10/15/17 (a)(d)	1,540,000	1,539,940
Class D, 4.03% 10/15/17 (a)(d)	3,090,000	3,089,879
Series 2005-WL6A Class AP. 5.24% 10/15/17 (a)(d)	10,000,000	9,999,609

TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $366,509,367)		366,835,178

Certificates of Deposit 2.5%

Credit Agricole SA euro 4.505% 10/16/06	30,000,000	29,953,947
Credit Industriel et Commercial yankee 4.535%
10/17/06	30,000,000	29,962,173
DEPFA BANK PLC yankee 4.265% 9/1/06	30,000,000	29,902,611
Deutsche Bank AG yankee 4.21% 8/24/06	30,000,000	29,900,997
HBOS Treasury Services PLC yankee 4.52% 10/18/06	30,000,000	29,958,372
Societe Generale euro 4.51% 10/16/06	30,000,000	29,955,822

TOTAL CERTIFICATES OF DEPOSIT
(Cost $180,000,000)		179,633,922

109 Annual Report

Investments (Unaudited) continued

Commercial Paper 0.4%
	Principal	Value
	Amount
Viacom, Inc. 4.23% 11/29/05
(Cost $28,904,590)	$29,000,000	$ 28,843,255
Interfund Loans 0.7%
With Fidelity Fund, at 4.18%, due 11/1/05 (b)
(Cost $48,550,000)	48,550,000	48,550,000
Cash Equivalents 35.7%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading
account at 4.03%, dated 10/31/05 due 11/1/05) (g)	$2,233,608,107	2,233,358,000
With Goldman Sachs & Co. at 4.16%, dated 8/23/05
due 11/21/05 (Collateralized by Corporate
Obligations valued at $304,500,000, 6.88%–
13.25%, 11/1/08 - 3/1/32) (d)(f)	293,016,000	290,000,000
TOTAL CASH EQUIVALENTS
(Cost $2,523,358,000)		2,523,358,000

TOTAL INVESTMENT PORTFOLIO 100.9%
(Cost $7,135,123,406)		7,137,591,561

NET OTHER ASSETS – (0.9)%		(64,709,737)
NET ASSETS 100%		$ 7,072,881,824

Annual Report	110

Futures Contracts
	Expiration	Underlying Face	Unrealized
	Date	Amount at	Appreciation/
		Value	(Depreciation)
Sold

Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$72,182,400	$74,041
49 Eurodollar 90 Day Index Contracts	March 2006	48,419,962	72,749
32 Eurodollar 90 Day Index Contracts	June 2006	31,614,000	47,847
32 Eurodollar 90 Day Index Contracts	Sept. 2006	31,612,400	46,472
31 Eurodollar 90 Day Index Contracts	Dec. 2006	30,624,900	41,001
29 Eurodollar 90 Day Index Contracts	March 2007	28,650,913	35,347
22 Eurodollar 90 Day Index Contracts	June 2007	21,734,625	23,262
21 Eurodollar 90 Day Index Contracts	Sept. 2007	20,745,638	22,379
20 Eurodollar 90 Day Index Contracts	Dec. 2007	19,756,250	21,370
20 Eurodollar 90 Day Index Contracts	March 2008	19,755,500	21,120
13 Eurodollar 90 Day Index Contracts	June 2008	12,840,263	18,586
12 Eurodollar 90 Day Index Contracts	Sept. 2008	11,851,800	17,202
5 Eurodollar 90 Day Index Contracts	Dec. 2008	4,937,813	5,043
3 Eurodollar 90 Day Index Contracts	March 2009	2,962,575	3,013

TOTAL EURODOLLAR CONTRACTS			$449,432

Swap Agreements
	Expiration	Notional	Value
	Date	Amount

Credit Default Swap
Receive from Citibank, upon default event
of DaimlerChrysler NA Holding Corp.,
par value of the notional amount of
DaimlerChrysler NA Holding Corp. 6.5%
11/15/13, and pay quarterly notional
amount multiplied by .8%	June 2007	$14,000,000	$ (132,143)
Receive quarterly notional amount
multiplied by .48% and pay Goldman
Sachs upon default event of TXU Energy
Co. LLC, par value of the notional amount
of TXU Energy Co. LLC 7% 3/15/13	Sept. 2008	13,540,000	(96,730)
Receive quarterly notional amount
multiplied by .78% and pay Goldman
Sachs upon default event of TXU Energy,
par value of the notional amount of TXU
Energy Co. LLC 7% 3/15/13	Dec. 2008	10,650,000	(10,857)

TOTAL CREDIT DEFAULT SWAP		38,190,000	(239,730)

111 Annual Report

Investments (Unaudited) continued

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Total Return Swap
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 30 basis points and pay
monthly notional amount multiplied by
the nominal spread deprecation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	$67,500,000	$82,338
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 15 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	48,200,000	52,570
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 25 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by modified duration fac-
tor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	34,590
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 22 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Jan. 2006	35,100,000	39,424

Annual Report	112

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 7.5 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Nov. 2005	$ 35,100,000	$23,383
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Home Equity
Index and pay monthly a floating rate
based on 1-month LIBOR with Lehman
Brothers, Inc.	May 2006	34,600,000	0
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Index and
pay monthly a floating rate based on the
1-month LIBOR minus 11.1 basis points
with Lehman Brothers, Inc.	Nov. 2005	30,000,000	15,466

TOTAL TOTAL RETURN SWAP		280,500,000	247,771

		$ 318,690,000	$8,041

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $635,471,501
or 9.0% of net assets.

(b) Affiliated entity.

(c) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $993,762.

(d) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(e) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

(f) The maturity amount is based on the
rate at period end.

113 Annual Report

Investments (Unaudited) continued

(g) Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement/	Value
Counterparty
$2,233,358,000 due
11/1/05 at 4.03%
Banc of America
Securities LLC.	$ 259,759,905
Bank of America,
National Association	173,173,270
Barclays Capital Inc.	619,094,441
Countrywide Securities
Corporation	173,173,270
Goldman Sachs & Co.	259,759,905
Morgan Stanley & Co.
Incorporated	293,817,373
UBS Securities LLC	346,346,542
Wachovia Capital
Markets, LLC	21,646,659
WestLB AG	86,586,635
$ 2,233,358,000

Income Tax Information

At October 31, 2005, the aggregate cost of investment securities for income tax purposes was $7,134,872,281. Net unrealized appreciation aggregated $2,719,280, of which $9,555,121 related to appreciated investment securities and $6,835,841 related to depreciated investment securities.

Annual Report 114

115 Annual Report

Annual Report

116

117 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Money
Management, Inc.
Fidelity Investments Japan Limited
Fidelity International
Investment Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

LTBI-UANN-1205 1.784753.102

Fidelity® Advisor Mortgage Securities Fund Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to
		shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	11	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s
		investments with their market values.
Financial Statements	22	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent	41
Registered Public
Accounting Firm
Trustees and Officers	42
Distributions	53
Proxy Voting Results	54
Board Approval of	56
Investment Advisory
Contracts and
Management Fees
Central Fund Investments	65	Complete list of investments for
		Fidelity’s Fixed-Income Central Funds.

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public
Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s port folio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guaran tee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 4.75%
sales charge)A	3.55%	4.56%	5.42%
Class T (incl. 3.50%
sales charge)B	2.36%	4.71%	5.47%
Class B (incl. contingent
deferred sales charge)C	4.28%	4.45%	5.39%
Class C (incl. contingent
deferred sales charge)D	0.45%	4.76%	5.25%

A Class A shares bear a 0.15% 12b 1 fee. The initial offering of Class A shares took place on March 3,
1997. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b 1 fee. Had Class A shares’ 12b 1 fee been reflected, returns prior to March 3, 1997 would have been lower.
B Class T shares bear a 0.25% 12b 1 fee. The initial offering of Class T shares took place on March 3,
1997. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b 1 fee. Had Class T shares’ 12b 1 fee been reflected, returns prior to March 3, 1997 would have been lower.
C Class B shares bear a 0.90% 12b 1 fee. The initial offering of Class B shares took place on March 3,
1997. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b 1 fee. Had Class B shares’ 12b 1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares’ contingent deferred sales charges included in past one year, past five year and past 10 year total return figures are 5%, 2% and 0%, respectively.
D Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on August 16,
2001. Returns from March 3, 1997 through August 16, 2001 are those of Class B, and reflect Class B shares’ 0.90% 12b 1 fee. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund, which does not bear a 12b 1 fee. Had Class C shares’ 12b 1 fee been reflected, returns prior to August 16, 2001 would have been lower. Class C shares’ contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 1%, 0% and 0%, respectively.

5 Annual Report 5

Performance continued

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Mortgage Securities Fund Class T on October 31, 1995, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Mortgage Backed Securities Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from George Fischer, Portfolio Manager of Fidelity® Advisor Mortgage Securities Fund

Since its first full year of existence in 1976, the Lehman Brothers® Aggregate Bond Index has had only two calendar years of losses in 1994 and 1999. Whether bonds suffer a similar fate in 2005 remains to be seen. But despite a host of challenges, the Lehman Brothers index managed to gain 1.13% for the 12 month period ending October 31, 2005. It was a volatile climate for investment grade debt. The Federal Reserve Board raised short term interest rates eight times, which lifted the federal funds rate from 1.75% to 3.75% and curbed bond returns. Inflation which can lessen the value of fixed income investments also was a near constant threat. Concern about a potential recession was further cause for alarm, particularly as the yield curve moved closer to becoming inverted. In that scenario, longer term yields, which are typically higher to compensate for the added risk of a longer term investment, fall below short term yields. Against this backdrop, bond prices fell in three of the period’s final four months.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 1.26%, 1.18%, 0.58% and 0.52%, respectively. For the same 12 month period, the LipperSM U.S. Mortgage Funds Average gained 1.11% and the Lehman Brothers Mortgage Backed Securi ties Index returned 1.75% . Mortgage securities outpaced comparable duration U.S. Trea suries during the period, with all of that outperformance coming early on when mortgages were helped by their higher yields and reduced price sensitivity amid rising interest rates. More recently, mortgage securities lagged comparable duration Treasuries as demand for them weakened. The biggest boost to the fund’s performance relative to the index was sector positioning, with prepayment resistant securities performing particularly well. For example, my decision to invest outside the index in commercial mortgage backed securities (CMBS) and collateralized mortgage obligations (CMOs) aided returns because both out paced mortgage pass throughs during the period. Additionally, my choices among mortgage pass through securities generally worked in our favor, particularly my decision to empha size prepayment resistant 15 year and discount coupon bonds meaning those with lower coupons. Modestly detracting from returns was the fund’s underweighting in securities issued by Ginnie Mae, which outpaced Fannie Mae and Freddie Mac securities due to a more favorable supply backdrop.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005 to
	May 1, 2005	October 31, 2005	October 31, 2005
Class A
Actual	$1,000.00	$1,002.60	$3.94**
HypotheticalA	$1,000.00	$1,021.27	$3.97**
Class T
Actual	$1,000.00	$1,001.40	$4.24**
HypotheticalA	$1,000.00	$1,020.97	$4.28**
Class B
Actual	$1,000.00	$998.70	$7.81**
HypotheticalA	$1,000.00	$1,017.39	$7.88**
Class C
Actual	$1,000.00	$998.50	$8.06**
HypotheticalA	$1,000.00	$1,017.14	$8.13**
Fidelity Mortgage Securities Fund
Actual	$1,000.00	$1,004.20	$2.37**
HypotheticalA	$1,000.00	$1,022.84	$2.40**
Institutional Class
Actual	$1,000.00	$1,003.00	$2.68**
HypotheticalA	$1,000.00	$1,022.53	$2.70**

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	78%**
Class T	84%**
Class B	1.55%**
Class C	1.60%**
Fidelity Mortgage Securities Fund	47%**
Institutional Class	53%**

** If contractual expense limitations effective June 1, 2005, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

9 Annual Report

Shareholder Expense Example continued

	Annualized Expense
	Ratio	Expenses Paid

Class A	.74%
Actual		$3.74
HypotheticalA		$3.77

Class T	.81%
Actual		$4.09
HypotheticalA		$4.13

Class B	1.50%
Actual		$7.56
HypotheticalA		$7.63

Class C	1.57%
Actual		$7.91
HypotheticalA		$7.98

Fidelity Mortgage Securities Fund	.45%
Actual		$2.27
HypotheticalA		$2.29

Institutional Class	.51%
Actual		$2.57
HypotheticalA		$2.60

A 5% return per year before expenses

Annual Report

10

Investment Changes

Coupon Distribution as of October 31, 2005
	% of fund’s	% of fund’s investments
	investments	6 months ago
Less than 3%	0.4	1.5
3 – 3.99%	1.6	9.2
4 – 4.99%	30.1	22.8
5 – 5.99%	36.9	30.0
6 – 6.99%	14.2	15.7
7% and over	3.4	3.7

Coupon distribution shows the range of stated interest rates on the fund’s investments, excluding short term investments.

Average Years to Maturity as of October 31, 2005
6 months ago
Years	4.5	4.2

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of October 31, 2005
6 months ago
Years	3.3	2.6

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

(dagger) Short term Investments and Net Other Assets are not included in the pie chart.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central fund.

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets
U.S. Government Agency Mortgage Securities 76.5%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – 56.7%
3.472% 4/1/34 (c)	$761	$756
3.739% 1/1/35 (c)	494	485
3.752% 10/1/33 (c)	324	317
3.771% 12/1/34 (c)	394	386
3.787% 12/1/34 (c)	91	89
3.794% 6/1/34 (c)	1,490	1,439
3.815% 1/1/35 (c)	314	308
3.819% 6/1/33 (c)	246	241
3.838% 1/1/35 (c)	922	912
3.869% 1/1/35 (c)	550	547
3.87% 11/1/34 (c)	2,000	1,975
3.875% 6/1/33 (c)	1,318	1,296
3.913% 12/1/34 (c)	293	292
3.917% 10/1/34 (c)	385	381
3.953% 11/1/34 (c)	626	622
3.964% 1/1/35 (c)	417	412
3.968% 5/1/33 (c)	121	119
3.976% 5/1/34 (c)	140	142
3.98% 12/1/34 (c)	389	386
3.997% 1/1/35 (c)	257	254
3.998% 12/1/34 (c)	324	321
4% 6/1/18 to 5/1/19	21,633	20,526
4% 11/1/20 (b)	26,053	24,702
4.008% 12/1/34 (c)	2,138	2,125
4.014% 2/1/35 (c)	296	292
4.018% 12/1/34 (c)	199	197
4.026% 1/1/35 (c)	150	149
4.026% 2/1/35 (c)	267	264
4.031% 1/1/35 (c)	557	552
4.055% 10/1/18 (c)	324	318
4.064% 4/1/33 (c)	119	117
4.064% 1/1/35 (c)	262	259
4.067% 12/1/34 (c)	586	582
4.091% 1/1/35 (c)	573	566
4.102% 2/1/35 (c)	209	207
4.107% 2/1/35 (c)	222	220
4.111% 1/1/35 (c)	595	587
4.112% 2/1/35 (c)	1,085	1,075
4.116% 2/1/35 (c)	534	528
4.125% 1/1/35 (c)	575	572
4.128% 1/1/35 (c)	1,042	1,030
4.133% 11/1/34 (c)	478	475

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.134% 2/1/35 (c)	$655	$651
4.144% 1/1/35 (c)	886	880
4.15% 2/1/35 (c)	565	559
4.172% 1/1/35 (c)	1,119	1,109
4.174% 1/1/35 (c)	478	473
4.183% 11/1/34 (c)	150	149
4.19% 1/1/35 (c)	695	681
4.222% 3/1/34 (c)	313	309
4.237% 10/1/34 (c)	845	846
4.25% 2/1/35 (c)	344	337
4.291% 8/1/33 (c)	705	698
4.294% 1/1/35 (c)	410	405
4.296% 3/1/35 (c)	327	325
4.298% 7/1/34 (c)	280	280
4.311% 5/1/35 (c)	502	496
4.313% 2/1/35 (c)	213	210
4.315% 3/1/33 (c)	167	164
4.315% 1/1/35 (c)	347	342
4.333% 12/1/34 (c)	213	213
4.347% 1/1/35 (c)	337	331
4.367% 2/1/34 (c)	808	798
4.367% 4/1/35 (c)	215	213
4.402% 2/1/35 (c)	512	503
4.414% 5/1/35 (c)	1,018	1,009
4.419% 11/1/34 (c)	4,763	4,742
4.447% 3/1/35 (c)	474	467
4.453% 10/1/34 (c)	1,790	1,785
4.454% 4/1/34 (c)	555	548
4.483% 1/1/35 (c)	554	551
4.485% 8/1/34 (c)	1,088	1,076
4.496% 3/1/35 (c)	1,058	1,039
4.5% 4/1/19 to 4/1/35	290,552	275,252
4.5% 11/1/20 (b)	72,000	69,638
4.501% 5/1/35 (c)	340	335
4.525% 3/1/35 (c)	973	958
4.53% 8/1/34 (c)	621	620
4.55% 2/1/35 (c)	2,265	2,253
4.554% 7/1/35 (c)	1,237	1,228
4.558% 2/1/35 (c)	366	362
4.584% 2/1/35 (c)	3,161	3,113
4.603% 2/1/35 (c)	245	245
4.605% 2/1/35 (c)	1,037	1,024

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.652% 11/1/34 (c)	$1,167	$1,155
4.68% 11/1/34 (c)	1,207	1,192
4.734% 3/1/35 (c)	571	565
4.736% 7/1/34 (c)	995	990
4.815% 12/1/34 (c)	970	963
4.821% 12/1/32 (c)	487	486
4.848% 12/1/34 (c)	403	401
5% 9/1/16 to 12/1/34	70,771	69,587
5% 11/1/20 (b)	35,000	34,530
5% 11/1/35 (b)	200,574	192,990
5.121% 5/1/35 (c)	2,394	2,404
5.204% 6/1/35 (c)	1,781	1,791
5.297% 9/1/35 (c)	679	674
5.5% 1/1/09 to 9/1/35	206,712	206,353
5.5% 11/1/35 (b)	62,635	61,793
6% 4/1/06 to 1/1/34	102,333	104,280
6.5% 6/1/23 to 3/1/35	32,525	33,494
6.5% 11/1/35 (b)	40,721	41,803
7% 3/1/17 to 7/1/33	8,140	8,525
7.5% 4/1/22 to 9/1/32	4,002	4,225
8% 9/1/07 to 12/1/29	31	32
8.25% 1/1/13	1	1
8.5% 1/1/16 to 7/1/31	480	511
9% 6/1/09 to 10/1/30	1,031	1,130
9.5% 11/1/06 to 8/1/22	203	222
11% 8/1/10	110	119
12.25% 5/1/13 to 5/1/15	38	42
12.5% 8/1/15 to 3/1/16	55	61
12.75% 2/1/15	5	6
13.5% 9/1/14 to 12/1/14	34	38
		1,214,603
Freddie Mac – 15.0%
4% 4/1/19	5,933	5,614
4.078% 12/1/34 (c)	383	378
4.109% 12/1/34 (c)	550	543
4.192% 1/1/35 (c)	500	494
4.289% 3/1/35 (c)	481	476
4.297% 5/1/35 (c)	835	827
4.309% 12/1/34 (c)	485	476
4.326% 1/1/35 (c)	1,144	1,130
4.362% 3/1/35 (c)	719	705

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Freddie Mac – continued
4.385% 2/1/35 (c)	$1,037	$1,033
4.388% 2/1/35 (c)	952	933
4.445% 3/1/35 (c)	453	444
4.446% 2/1/34 (c)	526	520
4.479% 6/1/35 (c)	735	726
4.487% 3/1/35 (c)	1,312	1,286
4.493% 3/1/35 (c)	3,323	3,274
4.495% 3/1/35 (c)	539	528
4.5% 8/1/33	4,964	4,647
4.56% 2/1/35 (c)	768	756
5% 7/1/33 to 9/1/35	133,337	128,337
5.027% 4/1/35 (c)	2,793	2,787
5.237% 8/1/33 (c)	206	208
5.5% 7/1/23 to 7/1/35	126,238	124,911
6% 5/1/16 to 10/1/34	12,353	12,513
6.5% 1/1/24 to 12/1/33	13,386	13,767
7.5% 2/1/08 to 7/1/32	12,075	12,753
8% 10/1/07 to 4/1/21	78	83
8.5% 7/1/09 to 9/1/20	189	202
9% 9/1/08 to 5/1/21	612	655
10% 1/1/09 to 5/1/19	184	199
10.5% 8/1/10 to 2/1/16	16	17
12.25% 6/1/14	15	16
12.5% 5/1/12 to 12/1/14	107	117
13% 12/1/13 to 6/1/15	154	171
		321,526
Government National Mortgage Association – 4.8%
6% 10/20/33 to 1/20/34	87,381	88,700
6.5% 5/15/28 to 7/15/34	2,620	2,719
7% 2/15/24 to 7/15/32	4,295	4,518
7.5% 3/15/06 to 4/15/32	2,231	2,369
8% 6/15/06 to 12/15/25	956	1,020
8.5% 7/15/16 to 10/15/28	1,503	1,644
9% 11/20/17	2	2
9.5% 12/15/24	5	5
10.5% 12/20/15 to 2/20/18	83	92

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Government National Mortgage Association – continued
13% 10/15/13	$30	$33
13.5% 7/15/11	10	12
		101,114

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $1,664,530)		1,637,243

Asset Backed Securities 1.1%

ACE Securities Corp. Series 2003-FM1 Class M2,
5.8875% 11/25/32 (c)	1,450	1,462
CDC Mortgage Capital Trust Series 2003-HE2 Class M2,
5.5413% 10/25/33 (c)	1,265	1,283
GSAMP Trust Series 2005-MTR1 Class A1, 4.21%
10/25/35 (c)	5,660	5,660
Home Equity Residual Distributions Trust Series 2002-1
Class A, 12.25% 11/25/05 (a)	75	75
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 4.7875% 7/25/33 (c)	3,770	3,791
Class M2, 5.4913% 7/25/33 (c)	2,600	2,641
Morgan Stanley ABS Capital I, Inc. Series 2003-NC6
Class M2, 5.5913% 6/27/33 (c)	6,165	6,328
Residential Asset Mortgage Products, Inc.
Series 2003 RZ2 Class A1, 3.6% 4/25/33	1,097	1,068
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-UP1 Class A, 3.45% 4/25/32 (a)	1,083	1,037
TOTAL ASSET BACKED SECURITIES
(Cost $23,163)		23,345

Collateralized Mortgage Obligations 7.8%

Private Sponsor 0.7%
Adjustable Rate Mortgage Trust floater Series 2004-4
Class 5A2, 4.4375% 3/25/35 (c)	1,098	1,100
Countrywide Home Loans, Inc. sequential pay
Series 2002-25 Class 2A1, 5.5% 11/27/17	1,306	1,305
Credit Suisse First Boston Mortgage Acceptance Corp.
sequential pay Series 2003-1 Class 3A8, 6%
1/25/33	2,904	2,902
CS First Boston Mortgage Securities Corp.
Series 2002 15R Class A1, 5.2887% 1/28/32 (a)(c)	558	552

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Private Sponsor continued
Master Alternative Loan Trust Series 2003-2 Class 4A1,
6.5% 4/25/18	$6,909	$6,956
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	1,484	1,502
Series 2004-SL2 Class A1, 6.5% 10/25/16	388	394
WAMU Mortgage pass thru certificates sequential pay
Series 2002-S6 Class A25, 6% 10/25/32	875	874

TOTAL PRIVATE SPONSOR		15,585
U.S. Government Agency 7.1%
Fannie Mae:
planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	2,668	2,723
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049	10,424
Series 1999-15 Class PC, 6% 9/25/18	3,421	3,462
Series 2003-26 Class KI, 5% 12/25/15 (e)	4,799	489
Series 2003-39 Class IA, 5.5% 10/25/22 (c)(e)	3,354	588
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 1999-51 Class LK, 6.5% 8/25/29	10,000	10,311
Series 2002-11 Class QB, 5.5% 3/25/15	1,308	1,312
Series 2003-73 Class GA, 3.5% 5/25/31	13,299	12,528
sequential pay:
Series 2002-9 Class C, 6.5% 6/25/30	5,000	5,043
Series 2004-65 Class EY, 5.5% 8/25/24	7,265	7,178
Series 2005-41 Class LA, 5.5% 5/25/35	3,522	3,528
Series 2005-55 Class LY, 5.5% 7/25/25	6,595	6,504
Series 2002-50 Class LE, 7% 12/25/29	328	332
Series 2003-42 Class HS, 3.0625% 12/25/17 (c)(e) .	13,528	850
Series 2005-15 Class AZ, 5% 3/25/35	995	989
Series 2005-28 Class AZ, 5% 4/25/35	749	742
Series 2005-50 Class DZ, 5% 6/25/35	2,343	2,296
Series 2005-69 Class ZL, 4.5% 8/25/25	4,656	4,633
Freddie Mac:
planned amortization class:
Series 2512 Class PG, 5.5% 10/15/22	5,100	5,041
Series 70 Class C, 9% 9/15/20	239	239
sequential pay:
Series 2114 Class ZM, 6% 1/15/29	1,202	1,219
Series 2516 Class AH, 5% 1/15/16	615	614

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency continued
Freddie Mac Manufactured Housing participation
certificates guaranteed planned amortization class
Series 2043 Class CJ, 6.5% 4/15/28	$2,077	$2,148
Freddie Mac Multi-class participation certificates
guaranteed:
floater:
Series 2406:
Class FP, 4.95% 1/15/32 (c)	3,419	3,511
Class PF, 4.95% 12/15/31 (c)	2,735	2,788
Series 2410 Class PF, 4.95% 2/15/32 (c)	6,270	6,420
Series 2958 Class TF, 0% 4/15/35 (c)	880	850
planned amortization class:
Series 2568 Class KG, 5.5% 2/15/23	8,820	8,727
Series 2763 Class PD, 4.5% 12/15/17	4,360	4,201
Series 2780 Class OC, 4.5% 3/15/17	2,175	2,123
Series 2802 Class OB, 6% 5/15/34	3,375	3,491
Series 2810 Class PD, 6% 6/15/33	2,540	2,582
Series 2885 Class PC, 4.5% 3/15/18	2,845	2,767
Series 2975 Class OH, 5.5% 5/15/35	15,180	14,711
Series 2982 Class NE, 5.5% 5/15/35	5,035	4,893
sequential pay Series 2750 Class ZT, 5% 2/15/34	2,358	2,076
Series 1658 Class GZ, 7% 1/15/24	4,041	4,174
Series 2907 Class HZ, 5% 12/15/34	1,637	1,625
Series 2937 Class ZG, 5% 2/15/35	2,031	2,016
Series 3007 Class ZN, 4.5% 7/15/25	1,570	1,569
Ginnie Mae guaranteed REMIC pass thru securities
planned amortization class Series 2001-53 Class TA,
6% 12/20/30	113	113

TOTAL U.S. GOVERNMENT AGENCY		151,830

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $167,877)		167,415

Commercial Mortgage Securities 3.4%

Asset Securitization Corp. Series 1997-D5 Class PS1,
1.6354% 2/14/43 (c)(e)	39,573	1,885
Bear Stearns Commercial Mortgage Securities, Inc.
Series 2004 ESA:
Class B, 4.888% 5/14/16 (a)	560	557
Class C, 4.937% 5/14/16 (a)	1,165	1,160
Class D, 4.986% 5/14/16 (a)	425	424

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Bear Stearns Commercial Mortgage Securities, Inc.
Series 2004-ESA: – continued
Class E, 5.064% 5/14/16 (a)	$1,315	$1,315
Class F, 5.182% 5/14/16 (a)	315	315
CDC Commercial Mortgage Trust Series 2002-FX1 Class
XCL, 0.7836% 5/15/35 (a)(c)(e)	31,986	1,813
Chase Commercial Mortgage Securities Corp. Series
1999-2:
Class E, 7.734% 1/15/32	1,110	1,199
Class F, 7.734% 1/15/32	600	640
COMM floater Series 2001-FL5A Class E, 5.47%
11/15/13 (a)(c)	2,993	2,992
Commercial Mortgage pass thru certificates floater
Series 2004-CNL:
Class D, 4.61% 9/15/14 (a)(c)	185	185
Class E, 4.67% 9/15/14 (a)(c)	250	250
Class F, 4.77% 9/15/14 (a)(c)	200	200
Class G, 4.95% 9/15/14 (a)(c)	455	455
Class H, 5.05% 9/15/14 (a)(c)	485	485
Class J, 5.57% 9/15/14 (a)(c)	165	165
Class K, 5.97% 9/15/14 (a)(c)	260	260
Class L, 6.17% 9/15/14 (a)(c)	210	210
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	72	72
Series 1999-C1 Class A2, 7.29% 9/15/41	6,100	6,505
Series 1997-C2 Class D, 7.27% 1/17/35	5,175	5,475
Series 1998-C1 Class D, 7.17% 5/17/40	3,360	3,639
Deutsche Mortgage & Asset Receiving Corp. sequential
pay Series 1998-C1 Class D, 7.231% 6/15/31	1,390	1,459
Fannie Mae sequential pay:
Series 1999-10 Class MZ, 6.5% 9/17/38	4,499	4,622
Series 2000-7 Class MB, 7.5315% 2/17/24 (c)	5,128	5,330
Fannie Mae guaranteed REMIC pass thru certificates
Series 1998-49 Class MI, 0.8594% 6/17/38 (c)(e)	90,880	3,731
Greenwich Capital Commercial Funding Corp.
Series 2002 C1 Class SWDB, 5.857% 11/11/19 (a)	2,600	2,559
GS Mortgage Securities Corp. II Series 1998-GLII
Class E, 7.1906% 4/13/31 (c)	390	406
Host Marriott Pool Trust sequential pay
Series 1999-HMTA Class B, 7.3% 8/3/15 (a)	785	842
LB-UBS Commercial Mortgage Trust sequential pay
Series 2000-C3 Class A2, 7.95% 1/15/10	2,790	3,076

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Commercial Mortgage Securities continued
		Principal	Value (Note 1)
		Amount (000s)	(000s)
Leafs CMBS I Ltd. Series 2002-1A Class D, 4.13%
11/20/37 (a)		$ 10,815	$8,998
Morgan Stanley Capital I, Inc. Series 1997-RR Class C,
7.3743% 4/30/39 (a)(c)		2,760	2,801
Trizechahn Office Properties Trust Series 2001-TZHA
Class E3, 7.253% 3/15/13 (a)		7,895	8,101
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $78,375)			72,126

Fixed Income Funds 20.9%
		Shares
Fidelity Ultra-Short Central Fund (d)
(Cost $446,441)		4,499,023	447,428

Cash Equivalents 10.2%
		Maturity
		Amount (000s)
Investments in repurchase agreements (Collateralized by U.S.
Government Obligations, in a joint trading account at
4.03%, dated 10/31/05 due 11/1/05) (f)
(Cost $219,243)		$ 219,268	219,243

TOTAL INVESTMENT PORTFOLIO 119.9%
(Cost $2,599,629)			2,566,800

NET OTHER ASSETS (19.9)%			(425,320)
NET ASSETS 100%			$2,141,480

Swap Agreements
	Expiration	Notional	Value
	Date	Amount (000s)	(000s)
Total Return Swap
Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index and
pay monthly a floating rate based on
1-month LIBOR minus 15 basis points with
Lehman Brothers, Inc.	April 2006	$ 40,000	$(126)

See accompanying notes which are an integral part of the financial statements.

Annual Report	20
Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $35,751,000 or
1.7% of net assets.

(b) Security or a portion of the security
purchased on a delayed delivery or
when-issued basis.

(c) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(d) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. A
complete unaudited listing of the
fixed income central fund’s holdings is
provided at the end of this report.

(e) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

(f) Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement/	Value
Counterparty	(000s)
$219,243,000 due
10/31/05 at 4.03%
Banc of America
Securities LLC	$25,500
Bank of America,
National Association	17,000
Barclays Capital Inc.	60,775
Countrywide Securities
Corporation	17,000
Goldman Sachs & Co.	25,500
Morgan Stanley & Co.
Incorporated	28,843
UBS Securities LLC	34,000
Wachovia Capital
Markets, LLC	2,125
WestLB AG	8,500
$219,243

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $2,479,000 all of which will expire on October 31, 2013.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		October 31, 2005

Assets
Investment in securities, at value (including repurchase
agreements of $219,243) (cost $2,599,629) See
accompanying schedule		$2,566,800
Cash		77
Receivable for investments sold		460
Receivable for fund shares sold		1,184
Interest receivable		8,906
Total assets		2,577,427

Liabilities
Payable for investments purchased on a delayed delivery
basis	$430,178
Payable for fund shares redeemed	3,956
Distributions payable	607
Swap agreements, at value	126
Accrued management fee	584
Distribution fees payable	145
Other affiliated payables	267
Other payables and accrued expenses	84
Total liabilities		435,947

Net Assets		$2,141,480
Net Assets consist of:
Paid in capital		$2,173,834
Distributions in excess of net investment income		(2,371)
Accumulated undistributed net realized gain (loss) on
investments		2,972
Net unrealized appreciation (depreciation) on
investments		(32,955)
Net Assets		$2,141,480

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($50,437 ÷ 4,591 shares)	$10.99

Maximum offering price per share (100/95.25 of $10.99)	$11.54
Class T:
Net Asset Value and redemption price per share
($125,638 ÷ 11,419 shares)	$11.00

Maximum offering price per share (100/96.50 of $11.00)	$11.40
Class B:
Net Asset Value and offering price per share
($101,060 ÷ 9,199 shares)A	$10.99

Class C:
Net Asset Value and offering price per share
($40,999 ÷ 3,735 shares)A	$10.98

Fidelity Mortgage Securities Fund:
Net Asset Value, offering price and redemption price per
share ($1,807,196 ÷ 164,192 shares)	$11.01

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($16,150 ÷ 1,471 shares)	$10.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Interest		$94,557

Expenses
Management fee	$8,061
Transfer agent fees	2,957
Distribution fees	1,967
Accounting fees and expenses	428
Fund wide operations fee	242
Independent trustees’ compensation	10
Custodian fees and expenses	81
Registration fees	143
Audit	72
Legal	24
Miscellaneous	12
Total expenses before reductions	13,997
Expense reductions	(4)	13,993

Net investment income		80,564
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities		1,596
Change in net unrealized appreciation (depreciation) on:
Investment securities	(52,161)
Swap agreements	(126)
Total change in net unrealized appreciation
(depreciation)		(52,287)
Net gain (loss)		(50,691)
Net increase (decrease) in net assets resulting from
operations		$29,873

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Statement of Changes in Net Assets
		Year ended	Year ended
		October 31,	October 31,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income		$80,564	$59,740
Net realized gain (loss)		1,596	13,137
Change in net unrealized appreciation (depreciation) .		(52,287)	14,539
Net increase (decrease) in net assets resulting
from operations		29,873	87,416
Distributions to shareholders from net investment income	.	(83,034)	(60,059)
Distributions to shareholders from net realized gain		(10,450)	(23,783)
Total distributions		(93,484)	(83,842)
Share transactions - net increase (decrease)		288,375	90,855
Total increase (decrease) in net assets		224,764	94,429

Net Assets
Beginning of period		1,916,716	1,822,287
End of period (including distributions in excess of net
investment income of $2,371 and undistributed net
investment income of $4,093, respectively)		$2,141,480	$1,916,716

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.33	$11.30	$11.26	$11.12	$10.53
Income from Investment
Operations
Net investment incomeC	408	.365	.282	.502F	.630
Net realized and unrealized
gain (loss)	(.267)	.181	.112	.172F	.613
Total from investment operations	141	.546	.394	.674	1.243
Distributions from net investment
income	(.421)	(.366)	(.274)	(.534)	(.653)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.481)	(.516)	(.354)	(.534)	(.653)
Net asset value, end of period	$ 10.99	$11.33	$11.30	$11.26	$11.12
Total ReturnA,B	1.26%	4.97%	3.56%	6.26%	12.15%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	82%	.86%	.81%	.84%	.85%
Expenses net of fee waivers, if
any	82%	.86%	.81%	.84%	.85%
Expenses net of all reductions	82%	.86%	.81%	.84%	.85%
Net investment income	3.65%	3.24%	2.51%	4.55%F	5.86%
Supplemental Data
Net assets, end of period
(in millions)	$50	$55	$69	$63	$15
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.34	$11.31	$11.28	$11.14	$10.54
Income from Investment
Operations
Net investment incomeC	400	.353	.270	.492F	.622
Net realized and unrealized
gain (loss)	(.268)	.181	.101	.171F	.617
Total from investment operations	132	.534	.371	.663	1.239
Distributions from net investment
income	(.412)	(.354)	(.261)	(.523)	(.639)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.472)	(.504)	(.341)	(.523)	(.639)
Net asset value, end of period	$ 11.00	$11.34	$11.31	$11.28	$11.14
Total ReturnA,B	1.18%	4.86%	3.34%	6.15%	12.09%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	89%	.96%	.93%	.94%	.96%
Expenses net of fee waivers, if
any	89%	.96%	.93%	.94%	.96%
Expenses net of all reductions	89%	.96%	.93%	.94%	.96%
Net investment income	3.57%	3.14%	2.39%	4.45%F	5.75%
Supplemental Data
Net assets, end of period
(in millions)	$ 126	$131	$155	$195	$106
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.32	$11.30	$11.26	$11.12	$10.53
Income from Investment
Operations
Net investment incomeC	323	.278	.197	.421F	.551
Net realized and unrealized
gain (loss)	(.257)	.172	.112	.171F	.611
Total from investment operations	066	.450	.309	.592	1.162
Distributions from net investment
income	(.336)	(.280)	(.189)	(.452)	(.572)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.396)	(.430)	(.269)	(.452)	(.572)
Net asset value, end of period	$ 10.99	$11.32	$11.30	$11.26	$11.12
Total ReturnA,B	58%	4.08%	2.78%	5.48%	11.32%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	1.58%	1.63%	1.57%	1.58%	1.60%
Expenses net of fee waivers, if
any	1.58%	1.63%	1.57%	1.58%	1.60%
Expenses net of all reductions	1.58%	1.63%	1.57%	1.57%	1.60%
Net investment income	2.89%	2.48%	1.75%	3.82%F	5.11%
Supplemental Data
Net assets, end of period
(in millions)	$ 101	$134	$182	$176	$57
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class C

Years ended October 31,	2005	2004	2003	2002	2001G
Selected Per Share Data
Net asset value,
beginning of period	$ 11.31	$11.29	$11.25	$11.10	$10.89
Income from Investment
Operations
Net investment incomeE	316	.273	.189	.413I	.112
Net realized and unrealized
gain (loss)	(.257)	.172	.112	.173I	.238
Total from investment operations	059	.445	.301	.586	.350
Distributions from net investment
income	(.329)	(.275)	(.181)	(.436)	(.140)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.389)	(.425)	(.261)	(.436)	(.140)
Net asset value, end of period	$ 10.98	$11.31	$11.29	$11.25	$11.10
Total ReturnB,C,D	52%	4.04%	2.71%	5.43%	3.22%
Ratios to Average Net AssetsF,H
Expenses before expense
reductions	1.64%	1.68%	1.64%	1.64%	1.60%A
Expenses net of fee waivers, if
any	1.64%	1.68%	1.64%	1.64%	1.60%A
Expenses net of all reductions	1.64%	1.68%	1.64%	1.64%	1.60%A
Net investment income	2.82%	2.42%	1.68%	3.75%I	4.87%A
Supplemental Data
Net assets, end of period
(in millions)	$41	$58	$99	$74	$3
Portfolio turnover rate	183%	204%	356%	231%	194%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Amounts do not include the activity of the affiliated central fund.
G For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Fidelity Mortgage Securities Fund

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.34	$11.31	$11.28	$11.14	$10.54
Income from Investment
Operations
Net investment incomeB	438	.390	.306	.526E	.654
Net realized and unrealized
gain (loss)	(.257)	.183	.102	.170E	.619
Total from investment operations	181	.573	.408	.696	1.273
Distributions from net investment
income	(.451)	(.393)	(.298)	(.556)	(.673)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.511)	(.543)	(.378)	(.556)	(.673)
Net asset value, end of period	$11.01	$11.34	$11.31	$11.28	$11.14
Total ReturnA	1.61%	5.21%	3.68%	6.47%	12.44%
Ratios to Average Net AssetsC,D
Expenses before expense
reductions	55%	.62%	.60%	.63%	.66%
Expenses net of fee waivers, if
any	55%	.62%	.60%	.63%	.66%
Expenses net of all reductions	55%	.62%	.60%	.63%	.66%
Net investment income	3.91%	3.48%	2.72%	4.76%E	6.04%
Supplemental Data
Net assets, end of period
(in millions)	$1,807	$1,525	$1,302	$1,208	$430
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central fund.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.32	$11.29	$11.25	$11.11	$10.52
Income from Investment
Operations
Net investment incomeB	432	.387	.302	.513E	.644
Net realized and unrealized
gain (loss)	(.266)	.182	.112	.171E	.610
Total from investment operations	166	.569	.414	.684	1.254
Distributions from net investment
income	(.446)	(.389)	(.294)	(.544)	(.664)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.506)	(.539)	(.374)	(.544)	(.664)
Net asset value, end of period	$10.98	$11.32	$11.29	$11.25	$11.11
Total ReturnA	1.48%	5.19%	3.75%	6.36%	12.27%
Ratios to Average Net AssetsC,D
Expenses before expense
reductions	60%	.66%	.63%	.75%	.76%
Expenses net of fee waivers, if
any	60%	.66%	.63%	.75%	.75%
Expenses net of all reductions	60%	.66%	.63%	.75%	.75%
Net investment income	3.87%	3.45%	2.69%	4.65%E	5.95%
Supplemental Data
Net assets, end of period
(in millions)	$16	$13	$16	$12	$7
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central fund.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Mortgage Securities Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privi leges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accor dance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

32

1. Significant Accounting Policies continued

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforward, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$6,695
Unrealized depreciation		(35,132)
Net unrealized appreciation (depreciation)		(28,437)
Capital loss carryforward		(2,479)

Cost for federal income tax purposes		$2,595,237

The tax character of distributions paid was as follows:

		October 31, 2005	October 31, 2004
Ordinary Income		$93,484	$81,082
Long term Capital Gains		—	2,760
Total		$93,484	$83,842

	33		Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Annual Report

34

2. Operating Policies continued

Swap Agreements continued

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty.

Swaps are marked to market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the State ment of Assets and Liabilities. These risks include changes in the returns of the under lying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $108,993 and $58,360, respectively.

35 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was ..38% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$81	$—
Class T	0%	.25%	322	2
Class B	65%	.25%	1,067	772
Class C	75%	.25%	497	55
			$1,967	$829

Sales Load. FDC receives a front end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$24
Class T	16
Class B*	393
Class C*	12
$445

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

36

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Mortgage Securities Fund shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees for Fidelity Mortgage Securities Fund include an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$128.24
Class T		275.21
Class B		295.25
Class C		106.21
Fidelity Mortgage Securities Fund		2,127.12
Institutional Class		26.17
	$2,957

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month. Effective June 1, 2005, FMR pays these fees.

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b 1 fees, the compensation of the independent trustees or other extraordinary expenses) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annual rate of .01% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM an affiliate of FMR. The Ultra Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment grade debt securities.

37 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)
4. Fees and Other Transactions with Affiliates continued
Affiliated Central Funds continued

The fund’s Schedule of Investments lists the applicable CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objec tives, the CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, the CIP may also participate in derivatives. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete unaudited list of holdings for the CIP is available at the end of this report. In addition, a copy of the CIP’s financial statements is available on the EDGAR Database on the SEC’s website www.sec.gov, or at the Commission’s public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $12,921 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund’s custodian, credits realized as a result of unin vested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $4.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

Annual Report

38

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,		2005			2004
From net investment income
Class A	$		2,029	$	1,954
Class T			4,745		4,349
Class B			3,543		3,827
Class C			1,456		1,788
Fidelity Mortgage Securities Fund		70,651			47,698
Institutional Class			610		443
Total		$83,034		$	60,059
From net realized gain
Class A	$		287	$	889
Class T			691		1,953
Class B			700		2,324
Class C			301		1,223
Fidelity Mortgage Securities Fund			8,396		17,203
Institutional Class			75		191
Total		$10,450		$	23,783

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004		2005	2004
Class A
Shares sold	1,644	1,641		$18,382	$18,405
Reinvestment of distributions	179	217		2,002	2,435
Shares redeemed	(2,106)	(3,086)		(23,537)	(34,550)
Net increase (decrease)	(283)	(1,228)		$(3,153)	$(13,710)
Class T
Shares sold	3,841	4,195		$43,073	$47,196
Reinvestment of distributions	458	522		5,128	5,858
Shares redeemed	(4,417)	(6,866)		(49,428)	(77,143)
Net increase (decrease)	(118)	(2,149)		$(1,227)	$(24,089)
Class B
Shares sold	374	713		$4,184	$8,013
Reinvestment of distributions	308	449		3,440	5,030
Shares redeemed	(3,340)	(5,387)		(37,334)	(60,324)
Net increase (decrease)	(2,658)	(4,225)		$(29,710)	$(47,281)

39 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

9. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class C
Shares sold	501	835	$5,615	$9,365
Reinvestment of distributions	124	207	1,386	2,314
Shares redeemed	(2,018)	(4,707)	(22,545)	(52,702)
Net increase (decrease)	(1,393)	(3,665)	$(15,544)	$(41,023)
Fidelity Mortgage
Securities Fund
Shares sold	60,281	53,695	$676,321	$604,255
Reinvestment of distributions	6,543	5,298	73,241	59,524
Shares redeemed	(37,075)	(39,584)	(414,945)	(444,008)
Net increase (decrease)	29,749	19,409	$334,617	$219,771
Institutional Class
Shares sold	733	482	$8,212	$5,417
Reinvestment of distributions	44	39	496	433
Shares redeemed	(476)	(772)	(5,316)	(8,663)
Net increase (decrease)	301	(251)	$3,392	$(2,813)

Annual Report

40

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Mortgage Securities Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 19, 2005

41 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information includes more information about the Trustees. To request a free copy, please call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

42

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Mortgage Securities (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Adminis trative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

43 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

44

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corpora tion (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the Uni versity of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Annual Report

46

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

47 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Mortgage Securities. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

Annual Report

48

Name, Age; Principal Occupation David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Mortgage Securities. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Mortgage Securities. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a port folio manager in the Bond Group (1997 2004).

George Fischer (44)

Year of Election or Appointment: 2003

Vice President of Advisor Mortgage Securities. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Mortgage Securities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Mortgage Securities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice Presi dent and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Mortgage Securities. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Mortgage Securities. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mortgage Securities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Mortgage Securities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Annual Report

50

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mortgage Securities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Mortgage Securities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mortgage Securities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manag er (1999 2000). In addition, Mr. Robins served as Assistant Chief Ac countant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Invest ments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Advisor Mortgage Securities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Mortgage Securities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Mortgage Securities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

52

Distributions

A total of .09% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

53 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

Annual Report 54

	# of	% of
	Votes	Votes

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mortgage Securities Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

56

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, as applicable, the returns of Class C and the retail class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and the retail class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

58

The Board noted that the relative investment performance of the retail class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of the retail class of the fund has compared favorably to its benchmark over time, although the fund’s one year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 22% would mean that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund’s management contract that lowered the fund’s individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund’s management fee rate from 43 basis points to 33 basis points.

Annual Report

60

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, Class B, Institutional Class, and Fidelity Mortgage Securities Fund (retail class) ranked below its competitive median for 2004, and the total expenses of Class C ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class’s total expenses by 10 basis points and the total expenses of Class C would have ranked below the median.

The Board also considered that on May 19, 2005, it approved changes (effective June 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total “fund level” expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the “class level” transfer agent fee for Fidelity Mortgage Securities Fund (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Mortgage Securities Fund (retail class) to 45 basis points. These new contractual arrangements may not be increased without Board approval. The fund’s Advisor classes continue to be subject to different class level expenses (transfer agent fees and 12b 1 fees).

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board noted that because the new contractual arrangements set the total fund level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. However, the Board realized that the 35 basis point fee rate was below the lowest

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

management fee available under the old contractual arrangements. The maximum benefit that a decrease in the group fee rate could provide the fund would be a reduction in the management fee to approximately 39 basis points (compared to total fund level expenses of 35 basis points under the new contractual arrangements).

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

Annual Report

62

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund’s management fee rate from 43 basis points to 33 basis points and the reduction in each class’s total expenses by 10 basis points would deliver significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

63 Annual Report

     The following is a complete listing of investments for Fidelity’s fixed income central fund as of October 31, 2005 which is a direct or indirect investment of Fidelity Mortgage Securities Fund.

These underlying holdings of the Fidelity fixed income central funds are not included in the Schedule of Investments as part of the Financial Statements.

Annual Report

64

Fidelity Ultra-Short Central Fund

Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Nonconvertible Bonds 4.7%
	Principal	Value
	Amount

CONSUMER DISCRETIONARY – 1.0%
Auto Components 0.3%
DaimlerChrysler NA Holding Corp.:
4.3138% 9/10/07 (d)	$16,665,000	$16,705,413
4.43% 5/24/06 (d)	4,700,000	4,711,816
		21,417,229
Media – 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,148,400
Cox Communications, Inc. (Reg. S) 4.4069%
12/14/07 (d)	12,140,000	12,231,062
Cox Radio, Inc. 6.625% 2/15/06	5,575,000	5,601,637
Liberty Media Corp. 5.37% 9/17/06 (d)	16,694,000	16,808,354
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,327,790
		51,117,243

TOTAL CONSUMER DISCRETIONARY		72,534,472

ENERGY 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,641,441

FINANCIALS – 1.5%
Capital Markets 0.1%
State Street Capital Trust II 4.29% 2/15/08 (d)	10,000,000	10,004,800
Commercial Banks – 0.4%
Santander US Debt SA Unipersonal 4.2406%
10/21/08 (a)(d)	15,000,000	14,994,240
Wells Fargo & Co. 3.8738% 3/10/08 (d)	16,600,000	16,600,149
		31,594,389
Consumer Finance – 0.3%
MBNA Europe Funding PLC 3.97% 9/7/07 (a)(d)	19,925,000	19,921,035
Insurance – 0.1%
Oil Insurance Ltd. 4.115% 10/6/06 (a)(d)	6,710,000	6,706,994
Thrifts & Mortgage Finance – 0.6%
Countrywide Financial Corp. 4.275% 4/11/07 (d)	11,025,000	11,036,411
Residential Capital Corp. 5.385% 6/29/07 (a)(d)	14,150,000	14,285,416
Washington Mutual Bank 3.9363% 8/25/08 (d)	16,325,000	16,331,726
		41,653,553

TOTAL FINANCIALS		109,880,771

65		Annual Report

Investments (Unaudited) continued

Nonconvertible Bonds continued
	Principal	Value
	Amount

TELECOMMUNICATION SERVICES – 1.1%
Diversified Telecommunication Services – 1.0%
British Telecommunications PLC 7.875% 12/15/05	$18,145,000	$18,216,001
France Telecom SA 7.2% 3/1/06	5,600,000	5,648,054
GTE Corp. 6.36% 4/15/06	9,000,000	9,063,801
SBC Communications, Inc. 4.389% 6/5/06 (a)	15,315,000	15,281,001
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	5,997,360
Telefonos de Mexico SA de CV 4.5% 11/19/08	10,240,000	10,018,376
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,749,626
		70,974,219
Wireless Telecommunication Services – 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,547,696

TOTAL TELECOMMUNICATION SERVICES		76,521,915

UTILITIES – 0.9%
Electric Utilities – 0.1%
FirstEnergy Corp. 5.5% 11/15/06	7,752,000	7,796,915
Gas Utilities 0.2%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,259,611
Multi-Utilities – 0.6%
Dominion Resources, Inc. 4.27% 9/28/07 (d)	17,150,000	17,150,909
DTE Energy Co. 6.45% 6/1/06	13,190,000	13,312,957
NiSource, Inc. 3.628% 11/1/06	8,410,000	8,297,146
Sempra Energy 4.75% 5/15/09	5,500,000	5,400,632
		44,161,644

TOTAL UTILITIES		61,218,170

TOTAL NONCONVERTIBLE BONDS
(Cost $332,282,297)		331,796,769

U.S. Government Agency Obligations 0.8%

Federal Home Loan Bank 0% 12/28/05 (c)	2,000,000	1,987,524
Freddie Mac 0% 9/29/06	58,700,000	56,291,011
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $58,343,898)		58,278,535

Annual Report

66

Asset Backed Securities 31.7%
	Principal	Value
	Amount
Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 4.3375% 7/25/34 (d)	$7,112,368	$7,122,452
Series 2004-3 Class 2A4, 4.3875% 10/25/34 (d)	10,777,421	10,798,210
Series 2004-4 Class A2D, 4.3875% 1/25/35 (d)	3,024,509	3,032,439
Series 2005-1:
Class M1, 4.5075% 4/25/35 (d)	11,280,000	11,283,784
Class M2, 4.7275% 4/25/35 (d)	5,275,000	5,288,502
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.6875% 6/25/32 (d)	1,842,987	1,859,743
Series 2002-HE2 Class M1, 4.8875% 8/25/32 (d)	18,631,213	18,697,799
Series 2003-FM1 Class M2, 5.8875% 11/25/32 (d) .	3,015,000	3,040,472
Series 2003-HS1:
Class M1, 4.7875% 6/25/33 (d)	800,000	803,725
Class M2, 5.7875% 6/25/33 (d)	856,000	869,893
Series 2003-NC1 Class M1, 4.8175% 7/25/33 (d)	1,600,000	1,608,045
Series 2004-HE1:
Class M1, 4.5375% 2/25/34 (d)	2,193,000	2,194,543
Class M2, 5.1375% 2/25/34 (d)	2,475,000	2,476,513
Series 2004-OP1:
Class M1, 4.5575% 4/25/34 (d)	4,420,000	4,424,175
Class M2, 5.0875% 4/25/34 (d)	6,240,000	6,329,673
Series 2005-HE2:
Class M1, 4.4775% 4/25/35 (d)	1,530,000	1,529,935
Class M2, 4.4875% 4/25/35 (d)	1,803,000	1,802,216
Class M3, 4.5175% 4/25/35 (d)	1,040,000	1,041,169
Class M4, 4.6775% 4/25/35 (d)	1,340,000	1,341,492
Series 2005-HE3:
Class A2A, 4.1375% 5/25/35 (d)	6,479,098	6,479,710
Class A2B, 4.2475% 5/25/35 (d)	4,370,000	4,367,746
Series 2005-SD1 Class A1, 4.4375% 11/25/50 (d)	2,201,641	2,204,227
Aesop Funding II LLC Series 2005-1A Class A2, 4.06%
4/20/09 (a)(d)	8,800,000	8,801,193
American Express Credit Account Master Trust:
Series 2002-6 Class B, 4.42% 3/15/10 (d)	5,000,000	5,027,519
Series 2004-1 Class B, 4.22% 9/15/11 (d)	5,775,000	5,797,268
Series 2004-C Class C, 4.47% 2/15/12 (a)(d)	14,647,039	14,680,935
Series 2005-1 Class A, 4% 10/15/12 (d)	15,455,000	15,484,663
Series 2005-6 Class C, 4.22% 3/15/11 (a)(d)	9,085,000	9,082,547
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,866,618
Series 2003-AM Class A4B, 4.36% 11/6/09 (d)	11,352,650	11,382,713
Series 2003-BX Class A4B, 4.27% 1/6/10 (d)	3,174,903	3,183,160
Series 2003-CF Class A3, 2.75% 10/9/07	7,314,903	7,294,188

67 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
AmeriCredit Automobile Receivables Trust: – continued
Series 2005-1 Class C, 4.73% 7/6/10	$15,500,000	$ 15,332,099
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.7375% 8/25/32 (d)	2,523,714	2,533,852
Series 2003-1:
Class A2, 4.4475% 2/25/33 (d)	75,411	75,424
Class M1, 4.9375% 2/25/33 (d)	6,150,000	6,186,041
Series 2003-3 Class M1, 4.8375% 3/25/33 (d)	1,590,000	1,597,924
Series 2003-6:
Class M1, 4.7975% 8/25/33 (d)	7,560,000	7,609,129
Class M2, 5.8875% 5/25/33 (d)	2,750,000	2,801,355
Series 2003-11 Class M1, 4.7275% 1/25/34 (d)	2,995,000	3,023,395
Series 2003-AR1 Class M1, 5.1875% 1/25/33 (d)	7,000,000	7,062,460
Series 2004-R2:
Class M1, 4.4675% 4/25/34 (d)	1,230,000	1,229,950
Class M2, 4.5175% 4/25/34 (d)	950,000	949,961
Class M3, 4.5875% 4/25/34 (d)	3,500,000	3,499,857
Class M4, 5.0875% 4/25/34 (d)	4,500,000	4,499,811
Series 2004-R9 Class A3, 4.3575% 10/25/34 (d)	7,983,292	7,993,585
Series 2005-R1:
Class M1, 4.4875% 3/25/35 (d)	5,710,000	5,707,599
Class M2, 4.5175% 3/25/35 (d)	1,925,000	1,924,221
Series 2005-R2 Class M1, 4.4875% 4/25/35 (d)	12,500,000	12,499,470
Amortizing Residential Collateral Trust:
Series 2002-BC1 Class M2, 5.1375% 1/25/32 (d)	658,030	660,900
Series 2002-BC3 Class A, 4.3675% 6/25/32 (d)	2,411,175	2,418,359
Series 2002-BC6 Class M1, 4.7875% 8/25/32 (d)	24,900,000	25,087,069
Series 2002-BC7:
Class M1, 4.8375% 10/25/32 (d)	10,000,000	10,028,130
Class M2, 4.9375% 10/25/32 (d)	5,575,000	5,601,112
ARG Funding Corp.:
Series 2005-1A Class A2, 4.1% 4/20/09 (a)(d)	11,000,000	10,986,250
Series 2005-2A Class A2, 4.11% 5/20/09 (a)(d)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.8375% 9/25/33 (d)	20,000,000	20,581,260
Series 2003-W7 Class A2, 4.4275% 3/1/34 (d)	3,359,730	3,366,582
Series 2004-W5 Class M1, 4.6375% 4/25/34 (d)	3,960,000	3,964,656
Series 2004-W7:
Class M1, 4.5875% 5/25/34 (d)	4,085,000	4,084,828
Class M2, 4.6375% 5/25/34 (d)	3,320,000	3,319,862

Annual Report

68

Asset Backed Securities continued
	Principal	Value
	Amount
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 4.35% 4/15/33 (d)	$11,498	$11,497
Class M1, 4.87% 4/15/33 (d)	11,365,000	11,409,578
Series 2003-HE3:
Class M1, 4.8% 6/15/33 (d)	2,185,000	2,195,876
Class M2, 5.97% 6/15/33 (d)	10,000,000	10,156,850
Series 2003-HE4 Class M2, 5.97% 8/15/33 (d)	5,695,000	5,773,315
Series 2003-HE5 Class A2A, 4.33% 8/15/33 (d)	43,174	43,171
Series 2003-HE6 Class M1, 4.6875% 11/25/33 (d) .	3,475,000	3,498,285
Series 2004-HE2 Class M1, 4.5875% 4/25/34 (d)	6,060,000	6,082,391
Series 2004-HE3:
Class M1, 4.5775% 6/25/34 (d)	1,450,000	1,457,513
Class M2, 5.1575% 6/25/34 (d)	3,350,000	3,390,758
Series 2004-HE6 Class A2, 4.3975% 6/25/34 (d)	14,200,440	14,228,720
Series 2005-HE2:
Class M1, 4.4875% 3/25/35 (d)	8,250,000	8,259,426
Class M2, 4.5375% 3/25/35 (d)	2,065,000	2,070,589
Series 2005-HE3 Class A4, 4.2375% 4/25/35 (d)	11,650,000	11,651,799
Series 2005-HE6 Class A2B, 4.2875% 7/25/35 (d)	10,000,000	10,011,523
Bank One Issuance Trust:
Series 2002-B1 Class B1, 4.35% 12/15/09 (d)	20,655,000	20,730,358
Series 2002-B3 Class B, 4.33% 8/15/08 (d)	14,500,000	14,501,949
Series 2002-C1 Class C1, 4.93% 12/15/09 (d)	7,980,000	8,060,392
Series 2003-C4 Class C4, 5% 2/15/11 (d)	14,910,000	15,196,998
Bayview Financial Acquisition Trust Series 2004-C Class
A1, 4.49% 5/28/44 (d)	7,542,899	7,557,924
Bayview Financial Asset Trust Series 2003-F Class A,
4.57% 9/28/43 (d)	8,681,613	8,700,137
Bayview Financial Mortgage Loan Trust Series 2004-A
Class A, 4.52% 2/28/44 (d)	5,007,203	5,021,783
Bear Stearns Asset Backed Securities, Inc. Series 2005-3
Class A1, 4.4875% 9/25/35 (d)	3,883,729	3,883,574
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 4.5375% 2/25/35 (d)	6,655,000	6,657,160
Class M2, 4.7875% 2/25/35 (d)	2,430,000	2,438,039
Series 2005-HE5 Class 1A1, 4.1475% 6/25/35 (d)	8,551,193	8,550,773
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,247,432	2,222,511
Series 2003-1 Class B, 4.44% 6/15/10 (a)(d)	4,586,078	4,597,226
Series 2003-2 Class B, 4.25% 1/15/09 (d)	2,205,651	2,209,063
Series 2005-1 Class B, 4.345% 6/15/10 (d)	5,725,000	5,757,286

69 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 4.25% 1/15/10 (d)	$9,630,000	$9,649,960
Series 2004-B Class A4, 4.08% 8/15/11 (d)	16,300,000	16,305,203
Capital One Master Trust:
Series 1999-3 Class B, 4.45% 9/15/09 (d)	5,000,000	5,001,109
Series 2001-1 Class B, 4.48% 12/15/10 (d)	19,500,000	19,631,949
Series 2001-8A Class B, 4.52% 8/17/09 (d)	9,585,000	9,623,581
Series 2002-4A Class B, 4.47% 3/15/10 (d)	6,000,000	6,025,753
Capital One Multi-Asset Execution Trust Series 2003-B1
Class B1, 5.14% 2/17/09 (d)	15,470,000	15,529,018
Capital Trust Ltd. Series 2004-1:
Class A2, 4.45% 7/20/39 (a)(d)	2,968,000	2,967,819
Class B, 4.75% 7/20/39 (a)(d)	1,550,000	1,549,899
Class C, 5.1% 7/20/39 (a)(d)	1,994,000	1,993,860
Carrington Mortgage Loan Trust Series 2005-FRE1,
4.27% 7/25/28 (d)	15,580,000	15,580,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 5.0675% 1/25/32 (d)	3,011,477	3,013,877
Series 2002-HE2 Class M1, 4.7375% 1/25/33 (d)	9,278,431	9,303,430
Series 2002-HE3:
Class M1, 5.1375% 3/25/33 (d)	21,339,884	21,552,940
Class M2, 5.8913% 3/25/33 (d)	9,968,976	10,085,547
Series 2003-HE1:
Class M1, 4.5413% 8/25/33 (d)	1,907,142	1,913,564
Class M2, 5.5913% 8/25/33 (d)	4,369,996	4,413,584
Series 2003-HE2 Class A, 3.9913% 10/25/33 (d)	711,304	711,544
Series 2003-HE3:
Class M1, 4.7375% 11/25/33 (d)	2,254,989	2,275,001
Class M2, 5.7875% 11/25/33 (d)	1,719,992	1,748,101
Series 2004-HE2 Class M2, 5.2375% 7/26/34 (d)	2,345,000	2,365,376
Cendant Timeshare Receivables Funding LLC Series
2005 1A Class 2A2, 4.18% 5/20/17 (a)(d)	8,913,698	8,913,698
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 4.45% 3/16/09 (d)	1,305,000	1,310,274
Series 2003-6 Class C, 4.77% 2/15/11 (d)	16,400,000	16,649,472
Series 2004-1 Class B, 4.17% 5/15/09 (d)	4,105,000	4,104,720
Citibank Credit Card Issuance Trust:
Series 2001-B2 Class B2, 4.3038% 12/10/08 (d)	11,945,000	11,986,087
Series 2002-B1 Class B1, 4.2906% 6/25/09 (d)	9,010,000	9,036,081
Series 2002-C1 Class C1, 4.7369% 2/9/09 (d)	17,500,000	17,667,794
Series 2003-B1 Class B1, 4.0763% 3/7/08 (d)	25,000,000	25,016,290
Series 2003-C1 Class C1, 5.2% 4/7/10 (d)	17,785,000	18,161,062

Annual Report

70

Asset Backed Securities continued
	Principal	Value
	Amount
Citigroup Mortgage Loan Trust Series 2003-HE4 Class
A, 4.4475% 12/25/33 (a)(d)	$7,432,367	$7,433,138
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 4.08% 6/15/11 (d)	18,000,000	17,998,465
Class B, 4.37% 6/15/11 (d)	2,280,000	2,279,804
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 4.4675% 5/25/33 (d)	1,157,888	1,160,675
Series 2003-BC1 Class M2, 6.0375% 9/25/32 (d)	11,065,000	11,176,165
Series 2003-SD3 Class A1, 4.4575% 12/25/32 (a)(d)	687,059	690,247
Series 2004-2 Class M1, 4.5375% 5/25/34 (d)	5,200,000	5,208,709
Series 2004-3:
Class 3A4, 4.2875% 8/25/34 (d)	412,288	412,601
Class M1, 4.5375% 6/25/34 (d)	1,475,000	1,477,797
Series 2004-4:
Class A, 4.4075% 8/25/34 (d)	1,961,528	1,963,288
Class M1, 4.5175% 7/25/34 (d)	3,650,000	3,660,690
Class M2, 4.5675% 6/25/34 (d)	4,395,000	4,399,463
Series 2005-1:
Class 1AV2, 4.2375% 7/25/35 (d)	8,780,000	8,779,655
Class M1, 4.4575% 8/25/35 (d)	19,600,000	19,586,072
Class MV1, 4.4375% 7/25/35 (d)	3,135,000	3,133,772
Class MV2, 4.4775% 7/25/35 (d)	3,765,000	3,762,365
Class MV3, 4.5175% 7/25/35 (d)	1,560,000	1,561,446
Series 2005-3 Class MV1, 4.4575% 8/25/35 (d)	11,125,000	11,116,835
Series 2005-AB1 Class A2, 4.2475% 8/25/35 (d)	17,520,000	17,519,308
Series 2005-BC1 Class 2A2, 4.2375% 5/25/35 (d)	8,375,000	8,376,044
Series 2005-IM1 Class A1, 4.1675% 11/25/35 (d)	15,693,686	15,693,099
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 4.4275% 4/25/34 (d)	1,994,191	2,002,512
Series 2004-FRE1:
Class A2, 4.3875% 4/25/34 (d)	1,609,084	1,609,023
Class M3, 4.6875% 4/25/34 (d)	5,885,000	5,884,753
Discover Card Master Trust I:
Series 2003-4 Class B1, 4.3% 5/16/11 (d)	8,155,000	8,200,137
Series 2005-1 Class B, 4.12% 9/16/10 (d)	12,750,000	12,737,910
Fannie Mae guaranteed REMIC pass thru certificates
Series 2004-T5 Class AB3, 4.4295% 5/28/35 (d)	4,568,090	4,569,678
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.7175% 11/25/33 (d)	1,300,000	1,312,574
Class M2, 5.7875% 11/25/33 (d)	700,000	718,402
Series 2004-1 Class M2, 5.1375% 1/25/35 (d)	3,700,000	3,741,806

71 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Fieldstone Mortgage Investment Corp.: – continued
Series 2004-2 Class M2, 5.1875% 7/25/34 (d)	$9,890,000	$9,889,591
Series 2004-3 Class M5, 5.4875% 8/25/34 (d)	2,000,000	2,033,125
Series 2005-2 Class 2A1, 4.1575% 12/25/35 (d)	16,103,387	16,102,782
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 4.1275% 3/25/35 (d)	5,908,015	5,908,943
Series 2005-FF2 Class M6, 4.7375% 3/25/35 (d)	6,950,000	6,957,787
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.5875% 3/25/34 (d)	400,000	400,630
Class M4, 4.9375% 3/25/34 (d)	300,000	302,755
First USA Credit Card Master Trust Series 2001-4
Class B, 4.34% 1/12/09 (d)	15,000,000	15,013,395
First USA Secured Note Trust Series 2001-3 Class C,
5.0469% 11/19/08 (a)(d)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2,
4.4% 10/15/07 (d)	19,600,000	19,667,314
Ford Credit Floorplan Master Owner Trust Series
2005-1:
Class A, 4.12% 5/15/10 (d)	9,590,000	9,586,859
Class B, 4.41% 5/15/10 (d)	2,625,000	2,624,142
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 4.2575% 2/25/34 (d)	2,021,821	2,022,951
Class M1, 4.4875% 2/25/34 (d)	750,000	750,203
Class M2, 4.5375% 2/25/34 (d)	800,000	800,707
Series 2004-C Class 2A2, 4.5875% 8/25/34 (d)	10,000,000	10,056,854
Series 2004-D Class 3A2, 4.3175% 11/25/34 (d)	1,943,288	1,947,852
Series 2005-2 Class 2A1, 4.1475% 6/25/35 (d)	13,331,597	13,328,239
Series 2005 A:
Class 2A2, 4.2775% 2/25/35 (d)	11,850,000	11,862,015
Class M1, 4.4675% 1/25/35 (d)	1,603,000	1,608,248
Class M2, 4.4975% 1/25/35 (d)	2,325,000	2,326,479
Class M3, 4.5275% 1/25/35 (d)	1,250,000	1,252,804
Class M4, 4.7175% 1/25/35 (d)	925,000	931,194
GE Business Loan Trust Series 2003-1 Class A, 4.4%
4/15/31 (a)(d)	4,971,452	4,998,487
GE Capital Credit Card Master Note Trust Series 2005-2
Class B, 4.17% 6/15/11 (d)	6,475,000	6,474,447
Gracechurch Card Funding No. 9 PLC Series 2005-2:
Class B, 3.9818% 9/15/10 (d)	3,560,000	3,560,000
Class C, 4.1418% 9/15/10 (d)	13,000,000	13,000,000

Annual Report

72

Asset Backed Securities continued
	Principal	Value
	Amount
Gracechurch Card Funding PLC:
Series 5:
Class B, 4.2% 8/15/08 (d)	$1,520,000	$1,520,503
Class C, 4.9% 8/15/08 (d)	5,580,000	5,598,466
Series 6 Class B, 4.16% 2/17/09 (d)	1,030,000	1,030,848
Series 8 Class C, 4.3% 6/15/10 (d)	18,450,000	18,494,769
GSAMP Trust:
Series 2002-HE Class M1, 5.25% 11/20/32 (d)	2,882,888	2,920,157
Series 2002-NC1:
Class A2, 4.3575% 7/25/32 (d)	54,777	55,154
Class M1, 4.6775% 7/25/32 (d)	8,861,000	8,943,613
Series 2003-FM1 Class M1, 4.82% 3/20/33 (d)	12,735,683	12,854,395
Series 2004-FM1:
Class M1, 4.6875% 11/25/33 (d)	2,865,000	2,864,880
Class M2, 5.4375% 11/25/33 (d)	1,975,000	2,008,707
Series 2004-FM2:
Class M1, 4.5375% 1/25/34 (d)	3,500,000	3,499,854
Class M2, 5.1375% 1/25/34 (d)	1,500,000	1,499,937
Class M3, 5.3375% 1/25/34 (d)	1,500,000	1,499,937
Series 2004-HE1:
Class M1, 4.5875% 5/25/34 (d)	4,045,000	4,044,832
Class M2, 5.1875% 5/25/34 (d)	1,750,000	1,767,968
Series 2005-9 Class 2A1, 4.1575% 8/25/35 (d)	15,279,742	15,276,959
Series 2005-FF2 Class M5, 4.6675% 3/25/35 (d)	3,500,000	3,506,671
Series 2005-HE2 Class M, 4.4675% 3/25/35 (d)	8,780,000	8,776,166
Series 2005-MTR1 Class A1, 4.21% 10/25/35 (d)	18,390,000	18,390,000
Series 2005-NC1 Class M1, 4.4875% 2/25/35 (d)	9,010,000	9,013,075
Guggenheim Structured Real Estate Funding Ltd. Series
2005-1 Class C, 5.1175% 5/25/30 (a)(d)	14,000,000	13,956,027
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.8375% 6/25/32 (d)	10,000,000	10,011,830
Series 2002-3 Class A5, 4.4775% 2/25/33 (d)	2,763	2,766
Series 2002-5:
Class A3, 4.5575% 5/25/33 (d)	864,556	865,483
Class M1, 5.2375% 5/25/33 (d)	13,800,000	13,923,924
Series 2003-1:
Class A2, 4.5075% 6/25/33 (d)	2,762,401	2,764,458
Class M1, 5.0375% 6/25/33 (d)	8,335,000	8,369,998
Series 2003-2:
Class A2, 4.4175% 8/25/33 (d)	131,317	131,716
Class M1, 4.9175% 8/25/33 (d)	2,245,000	2,271,293
Series 2003-3:
Class A2, 4.3975% 8/25/33 (d)	1,179,683	1,181,162

73 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Home Equity Asset Trust: – continued
Series 2003-3:
Class M1, 4.8975% 8/25/33 (d)	$8,185,000	$8,236,817
Series 2003-4:
Class M1, 4.4413% 10/25/33 (d)	3,415,000	3,435,348
Class M2, 5.5413% 10/25/33 (d)	4,040,000	4,084,929
Series 2003-5:
Class A2, 4.3875% 12/25/33 (d)	3,346,855	3,358,312
Class M1, 4.7375% 12/25/33 (d)	3,175,000	3,198,007
Class M2, 5.7675% 12/25/33 (d)	1,345,000	1,374,875
Series 2003-7 Class A2, 4.4175% 3/25/34 (d)	2,484,650	2,489,725
Series 2004-2 Class A2, 4.3275% 7/25/34 (d)	4,709,805	4,709,701
Series 2004-3:
Class M1, 4.6075% 8/25/34 (d)	2,015,000	2,023,438
Class M2, 5.2375% 8/25/34 (d)	2,200,000	2,238,164
Series 2004-4 Class A2, 4.3575% 10/25/34 (d)	6,925,327	6,948,829
Series 2004-6 Class A2, 4.3875% 12/25/34 (d)	7,687,430	7,710,760
Series 2004-7 Class A3, 4.4275% 1/25/35 (d)	8,269,780	8,305,007
Series 2005-1:
Class M1, 4.4675% 5/25/35 (d)	9,705,000	9,708,066
Class M2, 4.4875% 5/25/35 (d)	5,780,000	5,775,843
Class M3, 4.5375% 5/25/35 (d)	5,825,000	5,820,936
Series 2005-2:
Class 2A2, 4.2375% 7/25/35 (d)	13,170,000	13,172,228
Class M1, 4.4875% 7/25/35 (d)	10,085,000	10,084,575
Series 2005-3 Class M1, 4.4475% 8/25/35 (d)	9,450,000	9,442,272
Series 2005-5 Class 2A2, 4.2875% 11/25/35 (d)	15,000,000	15,023,153
Household Affinity Credit Card Master Note Trust I Series
2003-3 Class B, 4.26% 8/15/08 (d)	10,000,000	10,009,594
Household Home Equity Loan Trust:
Series 2002-2 Class A, 4.3% 4/20/32 (d)	2,946,287	2,946,505
Series 2002-3 Class A, 4.45% 7/20/32 (d)	2,386,113	2,387,496
Series 2003-1 Class M, 4.63% 10/20/32 (d)	651,415	652,027
Series 2003-2:
Class A, 4.33% 9/20/33 (d)	2,382,075	2,386,003
Class M, 4.58% 9/20/33 (d)	1,120,170	1,122,431
Series 2004-1 Class M, 4.52% 9/20/33 (d)	2,259,260	2,263,727
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.65% 2/20/33 (d)	1,349,057	1,352,972
Series 2004-HC1:
Class A, 4.35% 2/20/34 (d)	3,814,039	3,823,683
Class M, 4.5% 2/20/34 (d)	2,305,982	2,307,083
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 4.52% 1/18/11 (d)	8,850,000	8,864,849

Annual Report 74

Asset Backed Securities continued
	Principal	Value
	Amount
Household Private Label Credit Card Master Note Trust I:
– continued
Series 2002-2:
Class A, 4.14% 1/18/11 (d)	$9,000,000	$9,010,293
Class B, 4.52% 1/18/11 (d)	14,275,000	14,343,189
Series 2002-3 Class B, 5.22% 9/15/09 (d)	4,150,000	4,150,583
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.46% 1/20/35 (d)	2,773,855	2,774,235
Class M2, 4.49% 1/20/35 (d)	2,077,166	2,077,450
Ikon Receivables Funding LLC Series 2003-1 Class A3A,
4.21% 12/17/07 (d)	1,611,166	1,611,380
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 4.2875% 6/25/35 (d)	9,579,192	9,578,816
Class M1, 4.5075% 6/25/35 (d)	4,100,000	4,098,270
Class M2, 4.5275% 6/25/35 (d)	2,775,000	2,773,859
Class M3, 4.5575% 6/25/35 (d)	1,975,000	1,977,792
Keycorp Student Loan Trust Series 1999-A Class A2,
4.34% 12/27/09 (d)	14,973,894	15,019,563
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 4.3575% 6/25/33 (d)	58,756	58,762
Class M1, 4.8575% 6/25/33 (d)	19,500,000	19,581,206
Series 2003-3 Class M1, 4.7875% 7/25/33 (d)	7,770,000	7,812,659
Series 2004-2:
Class M1, 4.5675% 6/25/34 (d)	4,275,000	4,284,648
Class M2, 5.1175% 6/25/34 (d)	1,400,000	1,415,181
Series 2005-2 Class 2A2, 4.2175% 4/25/35 (d)	12,000,000	12,003,389
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.7675% 4/25/33 (d)	3,500,000	3,519,150
Class M2, 5.8875% 4/25/33 (d)	1,500,000	1,528,792
Series 2004-FRE1 Class M1, 4.5875% 7/25/34 (d)	5,223,000	5,244,583
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 4.345% 10/15/08 (d)	30,000,000	30,028,077
Series 2001-B2 Class B2, 4.33% 1/15/09 (d)	30,353,000	30,398,800
Series 2002-B2 Class B2, 4.35% 10/15/09 (d)	20,000,000	20,076,876
Series 2002-B4 Class B4, 4.47% 3/15/10 (d)	14,800,000	14,902,873
Series 2003-B2 Class B2, 4.36% 10/15/10 (d)	1,530,000	1,544,431
Series 2003-B3 Class B3, 4.345% 1/18/11 (d)	1,130,000	1,136,068
Series 2003-B5 Class B5, 4.34% 2/15/11 (d)	705,000	709,961
Series 2005-C3 Class C, 4.2156% 3/15/11 (d)	22,170,000	22,178,868
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 4.48% 9/15/10 (d)	7,800,000	7,842,020

75 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
MBNA Master Credit Card Trust II: – continued
Series 1998-G Class B, 4.37% 2/17/09 (d)	$20,000,000	$ 20,028,252
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 4.5375% 7/25/34 (d)	2,125,000	2,124,913
Class M2, 4.5875% 7/25/34 (d)	375,000	374,985
Class M3, 4.9875% 7/25/34 (d)	775,000	774,968
Class M4, 5.1375% 7/25/34 (d)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1
Class M1, 4.7375% 7/25/34 (d)	2,321,000	2,334,686
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 6.1375% 11/25/32 (d) .	2,370,000	2,422,701
Series 2003-NC5 Class M2, 6.0375% 4/25/33 (d)	2,800,000	2,824,177
Series 2003-NC6 Class M2, 5.5913% 6/27/33 (d)	12,835,000	13,174,880
Series 2003-NC7 Class M1, 4.7375% 6/25/33 (d)	1,785,000	1,790,428
Series 2003-NC8 Class M1, 4.7375% 9/25/33 (d)	2,350,000	2,379,882
Series 2004-HE6 Class A2, 4.3775% 8/25/34 (d)	5,570,704	5,587,885
Series 2004-NC2 Class M1, 4.5875% 12/25/33 (d) .	2,595,000	2,604,318
Series 2004-NC6 Class A2, 4.3775% 7/25/34 (d)	2,516,517	2,521,972
Series 2005-1:
Class M2, 4.5075% 12/25/34 (d)	4,425,000	4,429,651
Class M3, 4.5575% 12/25/34 (d)	4,000,000	4,008,476
Series 2005-HE1:
Class A3B, 4.2575% 12/25/34 (d)	3,885,000	3,889,159
Class M1, 4.4875% 12/25/34 (d)	1,100,000	1,103,689
Class M2, 4.5075% 12/25/34 (d)	2,970,000	2,974,258
Series 2005-HE2:
Class M1, 4.4375% 1/25/35 (d)	2,665,000	2,673,107
Class M2, 4.4775% 1/25/35 (d)	1,900,000	1,899,204
Series 2005-NC1:
Class M1, 4.4775% 1/25/35 (d)	2,425,000	2,434,945
Class M2, 4.5075% 1/25/35 (d)	2,425,000	2,427,570
Class M3, 4.5475% 1/25/35 (d)	2,425,000	2,431,926
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.8875% 2/25/32 (d)	1,510,288	1,511,461
Class M2, 5.4375% 2/25/32 (d)	4,603,090	4,608,908
Series 2001-NC4 Class M1, 5.0375% 1/25/32 (d)	3,827,881	3,835,822
Series 2002-AM3 Class A3, 4.5275% 2/25/33 (d)	705,709	708,519
Series 2002-HE1 Class M1, 4.6375% 7/25/32 (d)	5,860,000	5,893,761
Series 2002-HE2 Class M1, 4.7375% 8/25/32 (d)	9,925,000	9,960,791
Series 2002-NC3 Class A3, 4.3775% 8/25/32 (d)	147,864	148,087
Series 2002-OP1 Class M1, 4.7875% 9/25/32 (d)	3,894,745	3,905,510

Annual Report

76

Asset Backed Securities continued
	Principal	Value
	Amount
Morgan Stanley Dean Witter Capital I Trust: – continued
Series 2003-NC1:
Class M1, 5.0875% 11/25/32 (d)	$2,391,382	$2,405,650
Class M2, 6.0875% 11/25/32 (d)	1,880,000	1,896,152
New Century Home Equity Loan Trust:
Series 2003-2 Class M2, 6.0375% 1/25/33 (d)	4,600,000	4,662,422
Series 2003-6 Class M1, 4.7575% 1/25/34 (d)	5,180,000	5,212,467
Series 2005-1:
Class M1, 4.4875% 3/25/35 (d)	4,395,000	4,396,442
Class M2, 4.5175% 3/25/35 (d)	4,395,000	4,396,380
Class M3, 4.5575% 3/25/35 (d)	2,120,000	2,125,828
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 4.11% 6/15/09 (d)	10,770,981	10,778,573
Series 2004-A Class A4A, 4.04% 6/15/10 (d)	10,570,000	10,580,910
Series 2005-A Class A4, 4.05% 8/15/11 (d)	17,595,000	17,595,000
NovaStar Home Equity Loan Series 2004-1:
Class M1, 4.4875% 6/25/34 (d)	1,450,000	1,451,143
Class M4, 5.0125% 6/25/34 (d)	2,435,000	2,444,812
Ocala Funding LLC Series 2005-1A Class A, 5.5%
3/20/10 (a)(d)	3,675,000	3,675,000
Ownit Mortgage Loan Asset-Backed Certificates:
Series 2005-3 Class A2A, 4.1575% 6/25/36 (d)	14,515,775	14,516,348
Series 2005-4 Class A2A1, 4.19% 9/25/36 (d)	16,135,000	16,135,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.6675% 9/25/34 (d)	3,745,000	3,776,511
Class M2, 4.7175% 9/25/34 (d)	1,755,000	1,765,509
Class M3, 5.2875% 9/25/34 (d)	3,355,000	3,390,352
Class M4, 5.4875% 9/25/34 (d)	4,700,000	4,753,092
Series 2004-WCW2 Class A2, 4.4175%
10/25/34 (d)	5,824,706	5,837,945
Series 2005-WCH1:
Class A3B, 4.2575% 1/25/35 (d)	2,775,000	2,779,423
Class M2, 4.5575% 1/25/35 (d)	4,175,000	4,177,976
Class M3, 4.5975% 1/25/35 (d)	3,290,000	3,299,520
Class M5, 4.9175% 1/25/35 (d)	3,095,000	3,112,483
Series 2005-WHQ2 Class M7, 5.2875% 5/25/35 (d)	5,950,000	5,949,735
People’s Choice Home Loan Securities Trust Series
2005-2:
Class A1, 4.1475% 9/25/24 (d)	4,927,321	4,928,138
Class M4, 4.6675% 5/25/35 (d)	6,000,000	6,024,279

77 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Providian Gateway Master Trust Series 2002-B Class A,
4.67% 6/15/09 (a)(d)	$15,000,000	$ 15,012,471
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.6175% 5/25/35 (d)	1,040,000	1,044,401
Series 2005-KS7 Class A1, 4.1375% 8/25/35 (d)	9,636,299	9,635,938
Residential Asset Mortgage Products, Inc.:
Series 2004-RS10 Class MII2, 5.2875% 10/25/34 (d)	5,500,000	5,584,285
Series 2005-SP2 Class 1A1, 4.1875% 6/25/35 (d)	14,610,240	14,609,688
Salomon Brothers Mortgage Securities VII, Inc. Series
2003-HE1 Class A, 4.4375% 4/25/33 (d)	587,231	589,810
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 4.5675% 3/25/35 (d)	4,415,000	4,418,774
Series 2004-2 Class MV1, 4.6175% 8/25/35 (d)	4,495,000	4,506,945
Series 2005-1 Class A2B, 4.2575% 5/25/35 (d)	16,056,000	16,068,191
Securitized Asset Backed Receivables LLC Trust Series
2004-NC1 Class M1, 4.5575% 2/25/34 (d)	2,910,000	2,912,660
Specialty Underwriting & Residential Finance Series
2003-BC4 Class M1, 4.6375% 11/25/34 (d)	1,810,000	1,819,056
Structured Asset Securities Corp.:
Series 2004-GEL1 Class A, 4.3975% 2/25/34 (d)	846,212	846,179
Series 2005-5N Class 3A1A, 4.36% 11/25/35 (d)	16,485,000	16,485,000
Superior Wholesale Inventory Financing Trust VII Series
2003-A8 Class CTFS, 4.42% 3/15/11 (a)(d)	10,835,000	10,826,536
Superior Wholesale Inventory Financing Trust XII Series
2005-A12 Class C, 5.17% 6/15/10 (d)	6,840,000	6,851,853
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 4.4675% 9/25/34 (d)	1,638,761	1,646,869
Series 2003-6HE Class A1, 4.5075% 11/25/33 (d)	1,272,592	1,275,009
Series 2005-14HE Class AF1, 4.1875% 8/25/36 (d) .	8,103,933	8,101,960
Series 2005-8HE Class A1, 4.1575% 7/25/35 (a)(d)	6,537,368	6,537,120
Whinstone Capital Management Ltd. Series 1A Class B3,
5.25% 10/25/44 (a)(d)	22,670,000	22,670,000

TOTAL ASSET BACKED SECURITIES
(Cost $2,237,410,687)		2,243,469,956

Collateralized Mortgage Obligations 19.2%

Private Sponsor – 12.6%

Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 4.4375% 2/25/35 (d)	7,584,900	7,604,266
Series 2004-4 Class 5A2, 4.4375% 3/25/35 (d)	3,037,919	3,044,931
Series 2005-1 Class 5A2, 4.3675% 5/25/35 (d)	5,226,606	5,209,702

Annual Report

78

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Adjustable Rate Mortgage Trust floater: – continued
Series 2005-10:
Class 5A1, 4.2975% 1/25/36 (d)	$14,636,473	$ 14,642,547
Class 5A2, 4.3575% 1/25/36 (d)	673,278	673,620
Series 2005-2:
Class 6A2, 4.3175% 6/25/35 (d)	2,345,886	2,347,353
Class 6M2, 4.5175% 6/25/35 (d)	10,145,000	10,144,959
Series 2005-3 Class 8A2, 4.2775% 7/25/35 (d)	15,594,232	15,604,103
Series 2005-4 Class 7A2, 4.2675% 8/25/35 (d)	7,729,948	7,734,926
Series 2005-8 Class 7A2, 4.3175% 11/25/35 (d)	6,961,922	6,966,454
American Home Mortgage Investment Trust Series
2005-4 Class 1A1, 4.3275% 3/25/35 (d)	11,074,068	11,074,068
Bear Stearns Adjustable Rate Mortgage Trust Series
2005-6 Class 1A1, 5.1587% 8/25/35 (d)	17,637,633	17,618,019
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 4.3175% 1/25/35 (d)	18,187,600	18,227,385
Series 2005-2 Class 1A1, 4.2875% 3/25/35 (d)	12,483,344	12,491,146
Series 2005-5 Class 1A1, 4.2575% 7/25/35 (d)	16,603,364	16,603,364
Countrywide Alternative Loan Trust planned
amortization class Series 2003-5T2 Class A2,
4.4375% 5/25/33 (d)	4,710,594	4,713,059
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 4.4375% 3/25/34 (d)	4,370,940	4,368,289
Series 2004-AR3 Class 6A2, 4.4075% 4/25/34 (d)	1,791,631	1,793,643
Series 2004-AR4 Class 5A2, 4.4075% 5/25/34 (d)	1,732,185	1,731,147
Series 2004-AR5 Class 11A2, 4.4075% 6/25/34 (d)	2,499,661	2,494,726
Series 2004-AR6 Class 9A2, 4.4075% 10/25/34 (d)	3,067,195	3,070,119
Series 2004-AR7 Class 6A2, 4.4175% 8/25/34 (d)	4,582,954	4,587,966
Series 2004-AR8 Class 8A2, 4.4175% 9/25/34 (d)	3,423,958	3,431,010
CWALT, Inc. floater Series 2005-56 Class 3A1,
4.3275% 11/25/35 (d)	8,393,362	8,393,362
First Horizon Mortgage pass thru Trust floater Series
2004-FL1 Class 2A1, 4.6706% 12/25/34 (d)	3,158,837	3,154,469
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.97% 12/21/24 (d)	5,300,000	5,297,516
Class B1, 4.02% 12/20/54 (d)	7,050,000	7,045,594
Class M1, 4.12% 12/20/54 (d)	5,300,000	5,296,688
Series 2005-2 Class C1, 4.6741% 12/20/54 (d)	7,975,000	7,972,508
Series 2005-4:
Class C1, 4.455% 12/20/54 (d)	6,800,000	6,794,688
Class M2, 4.305% 12/20/54 (d)	6,500,000	6,494,922

79		Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 4.1% 3/20/44 (d)		$1,415,000	$1,415,221
Class 1C, 4.79% 3/20/44 (d)		4,075,000	4,087,734
Class 1M, 4.3% 3/20/44 (d)		4,935,000	4,938,856
Series 2004-2:
Class 1A2, 3.96% 6/20/28 (d)		4,162,129	4,162,129
Class 1B, 4.06% 6/20/44 (d)		786,975	787,068
Class 1C, 4.59% 6/20/44 (d)		2,865,039	2,869,516
Class 1M, 4.17% 6/20/44 (d)		2,104,806	2,103,930
Series 2004-3:
Class 1B, 4.05% 9/20/44 (d)		2,100,000	2,099,706
Class 1C, 4.48% 9/20/44 (d)		5,415,000	5,422,527
Class 1M, 4.16% 9/20/44 (d)		1,200,000	1,200,000
Harborview Mortgage Loan Trust floater Series 2005-2
Class 2A1A, 4.2169% 5/19/35 (d)		11,057,256	11,026,157
Holmes Financing No. 7 PLC floater Series 2 Class M,
4.95% 7/15/40 (d)		2,560,000	2,562,276
Holmes Financing No. 8 PLC floater Series 2:
Class A, 4.23% 4/15/11 (d)		25,000,000	25,011,720
Class B, 4.32% 7/15/40 (d)		2,695,000	2,696,684
Class C, 4.87% 7/15/40 (d)		10,280,000	10,318,550
Home Equity Asset Trust floater Series 2005-3 Class
2A1, 4.1275% 8/25/35 (d)		5,420,106	5,420,896
Homestar Mortgage Acceptance Corp. floater Series
2004-5 Class A1, 4.4875% 10/25/34 (d)		3,850,388	3,862,743
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 4.4075% 3/25/35 (d)		7,507,128	7,508,594
Series 2004-6 Class 1A2, 4.4275% 10/25/34 (d)		2,912,064	2,917,267
Series 2005-1:
Class M1, 4.4975% 4/25/35 (d)		2,910,758	2,908,484
Class M2, 4.5375% 4/25/35 (d)		5,095,876	5,092,890
Class M3, 4.5675% 4/25/35 (d)		1,250,396	1,249,419
Class M4, 4.7875% 4/25/35 (d)		737,939	738,832
Class M5, 4.8075% 4/25/35 (d)		737,939	737,939
Class M6, 4.8575% 4/25/35 (d)		1,180,701	1,180,240
Series 2005-2 Class 1A2, 4.3475% 4/25/35 (d)		11,979,616	11,970,257
Series 2005-3 Class A1, 4.2775% 8/25/35 (d)		13,855,192	13,835,167
Series 2005-4 Class 1B1, 5.3375% 5/25/35 (d)		4,802,714	4,796,711
Series 2005-6 Class 1M3, 4.6475% 10/25/35 (d)	.	3,288,184	3,288,205
Series 2005-7:
Class M1, 4.5175% 11/25/35 (d)		1,760,398	1,760,398

Annual Report 80

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Impac CMB Trust floater: – continued
Series 2005-7:
Class M2, 4.5575% 11/25/35 (d)	$1,321,545	$ 1,321,545
Class M3, 4.6575% 11/25/35 (d)	6,597,753	6,597,753
Class M4, 4.6975% 11/25/35 (d)	3,160,738	3,160,738
Lehman Structured Securities Corp. floater Series
2005-1 Class A2, 4.4275% 9/26/45 (a)(d)	14,678,988	14,678,988
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 4.3075%
3/25/35 (d)	9,845,804	9,857,136
Series 2004-6 Class 4A2, 4.1657% 7/25/34 (d)	5,616,200	5,591,704
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 4.4275% 3/25/28 (d)	6,560,863	6,593,904
Series 2003-B Class A1, 4.3775% 4/25/28 (d)	6,872,995	6,910,549
Series 2003-D Class A, 4.3475% 8/25/28 (d)	6,231,345	6,240,406
Series 2003-E Class A2, 4.3831% 10/25/28 (d)	8,221,763	8,224,497
Series 2003-F Class A2, 4.7106% 10/25/28 (d)	10,892,134	10,893,340
Series 2004-A Class A2, 4.6206% 4/25/29 (d)	9,559,711	9,545,095
Series 2004-B Class A2, 3.79% 6/25/29 (d)	7,460,019	7,446,309
Series 2004-C Class A2, 3.95% 7/25/29 (d)	10,858,858	10,830,077
Series 2004-D Class A2, 4.4131% 9/25/29 (d)	8,028,772	8,030,671
Series 2004-E:
Class A2B, 4.7306% 11/25/29 (d)	7,068,178	7,056,076
Class A2D, 4.9206% 11/25/29 (d)	1,643,762	1,649,956
Series 2004-G Class A2, 3.95% 11/25/29 (d)	3,398,617	3,397,874
Series 2005-A Class A2, 4.6206% 2/25/30 (d)	9,503,014	9,494,621
Mortgage Asset Backed Securities Trust floater Series
2002-NC1 Class M1, 4.8875% 10/25/32 (d)	2,477,799	2,485,909
MortgageIT Trust floater:
Series 2004-2:
Class A1, 4.4075% 12/25/34 (d)	4,551,460	4,564,709
Class A2, 4.4875% 12/25/34 (d)	6,157,376	6,205,631
Series 2005-2 Class 1A1, 4.2975% 5/25/35 (d)	4,661,832	4,666,267
Opteum Mortgage Acceptance Corp. floater Series
2005-3 Class APT, 4.3275% 7/25/35 (d)	18,114,499	18,125,113
Permanent Financing No. 3 PLC floater Series 2 Class
C, 4.8838% 6/10/42 (d)	4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class
C, 4.5538% 6/10/42 (d)	15,400,000	15,475,238
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.4838% 6/10/42 (d)	4,215,000	4,240,489
Series 3 Class C, 4.6538% 6/10/42 (d)	8,890,000	8,978,900

81		Annual Report
Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Permanent Financing No. 6 PLC floater Series 6 Class
2C, 4.2888% 6/10/42 (d)	$5,350,000	$5,344,539
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.9238% 6/10/42 (d)	2,000,000	1,999,747
Class 1C, 4.1138% 6/10/42 (d)	3,840,000	3,849,303
Class 2C, 4.1638% 6/10/42 (d)	8,065,000	8,052,714
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 4.1638% 6/10/42 (d)	7,165,000	7,161,496
Class 2C, 4.2338% 6/10/42 (d)	9,945,000	9,940,127
Residential Asset Mortgage Products, Inc.:
sequential pay Series 2003-SL1 Class 3A1, 7.125%
4/25/31	4,119,361	4,167,491
Series 2005-AR5 Class 1A1, 4.903% 9/19/35 (d)	4,889,795	4,861,800
Residential Finance LP/Residential Finance Development
Corp. floater Series 2003-A:
Class B4, 5.74% 3/10/35 (a)(d)	5,467,132	5,549,139
Class B5, 6.29% 3/10/35 (a)(d)	5,657,969	5,780,451
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 4.5375% 11/25/34 (d) .	2,107,156	2,115,813
Series 2003-RP2 Class A1, 4.4875% 6/25/33 (a)(d)	3,315,839	3,326,719
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 4.37% 9/20/33 (d)	9,319,902	9,312,393
Series 2003-7 Class A2, 3.835% 1/20/34 (d)	7,756,289	7,754,427
Series 2004-1 Class A, 4.15% 2/20/34 (d)	4,964,373	4,955,156
Series 2004-10 Class A4, 4.7% 11/20/34 (d)	8,610,164	8,610,454
Series 2004-3 Class A, 4.61% 5/20/34 (d)	8,547,809	8,517,022
Series 2004-4 Class A, 4.62% 5/20/34 (d)	10,827,309	10,821,335
Series 2004-5 Class A3, 3.77% 6/20/34 (d)	7,329,017	7,325,582
Series 2004-6:
Class A3A, 4.6575% 6/20/35 (d)	6,256,392	6,252,478
Class A3B, 4.08% 7/20/34 (d)	782,049	781,578
Series 2004-7:
Class A3A, 4.365% 8/20/34 (d)	6,310,983	6,302,327
Class A3B, 4.59% 7/20/34 (d)	1,135,629	1,138,148
Series 2004-8 Class A2, 4.41% 9/20/34 (d)	10,894,841	10,894,080
Series 2005-1 Class A2, 4.1% 2/20/35 (d)	6,482,716	6,423,622
Series 2005-2 Class A2, 4.29% 3/20/35 (d)	10,734,944	10,734,944
Series 2005-3 Class A1, 4.2% 5/20/35 (d)	8,079,028	8,067,692
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2001-14 Class A1, 4.3475% 7/25/35 (d)	10,509,687	10,509,687
Structured Asset Securities Corp. floater Series
2004-NP1 Class A, 4.4375% 9/25/33 (a)(d)	2,103,178	2,104,353

Annual Report 82

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Thornburg Mortgage Securities Trust floater:
Series 2004-3 Class A, 4.4075% 9/25/34 (d)		$19,456,231	$ 19,503,848
Series 2005-3 Class A4, 4.3075% 10/25/35 (d)		17,145,173	17,145,173
WAMU Mortgage pass thru certificates floater:
Series 2005-AR11 Class A1C1, 4.2375%
8/25/45 (d)		13,783,094	13,766,411
Series 2005-AR13 Class A1C1, 4.2275%
10/25/45 (d)		24,096,000	24,096,000
Series 2005 AR6 Class 2A 1A, 4.2675%
4/25/45 (d)		5,889,413	5,871,883
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.6924% 8/25/34 (d)		19,585,545	19,472,865
Series 2005-AR12 Class 2A1, 4.3217% 7/25/35 (d)		27,787,900	27,382,116

TOTAL PRIVATE SPONSOR			891,646,523
U.S. Government Agency 6.6%
Fannie Mae:
floater:
Series 2000-38 Class F, 4.48% 11/18/30 (d)		995,921	1,003,966
Series 2000-40 Class FA, 4.5375% 7/25/30 (d)	.	2,190,892	2,200,400
Series 2002-89 Class F, 4.3375% 1/25/33 (d)		3,187,694	3,191,828
target amortization class Series G94-2 Class D,
6.45% 1/25/24		4,292,048	4,366,145
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 4.38% 8/18/31 (d)		2,301,689	2,310,006
Series 2001-38 Class QF, 5.0175% 8/25/31 (d)	.	9,222,276	9,415,477
Series 2001-44 Class FB, 4.3375% 9/25/31 (d)		2,051,921	2,057,720
Series 2001-46 Class F, 4.38% 9/18/31 (d)		5,909,533	5,943,157
Series 2002-11 Class QF, 4.5375% 3/25/32 (d)	.	4,100,362	4,136,788
Series 2002-36 Class FT, 4.5375% 6/25/32 (d)		1,384,520	1,396,568
Series 2002-64 Class FE, 4.33% 10/18/32 (d)		2,067,724	2,075,862
Series 2002-65 Class FA, 4.3375% 10/25/17 (d)		2,186,401	2,187,173
Series 2002-74 Class FV, 4.4875% 11/25/32 (d) .		7,648,005	7,705,114
Series 2003-11:
Class DF, 4.4875% 2/25/33 (d)		2,733,089	2,754,235
Class EF, 4.4875% 2/25/33 (d)		1,960,271	1,983,566
Series 2003-119 Class FK, 4.5375% 5/25/18 (d)		2,500,000	2,524,026
Series 2003-131 Class FM, 4.4375% 12/25/29 (d)		3,376,656	3,387,013
Series 2003-15 Class WF, 4.3875% 8/25/17 (d)	.	5,280,328	5,301,540
Series 2003-63 Class F1, 4.3375% 11/25/27 (d)		5,394,619	5,396,503

83			Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
U.S. Government Agency continued
Fannie Mae guaranteed REMIC pass thru certificates: -
continued
floater:
Series 2005-45 Class XA, 4.3775% 6/25/35 (d)	.	$73,249,659	$ 73,200,530
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27		590,521	589,119
Series 2001-62 Class PG, 6.5% 10/25/30		2,511,215	2,510,355
Series 2001-76 Class UB, 5.5% 10/25/13		309,366	308,621
Series 2002-16 Class QD, 5.5% 6/25/14		218,824	218,885
Series 2002-28 Class PJ, 6.5% 3/25/31		3,203,563	3,200,583
Series 2002-8 Class PD, 6.5% 7/25/30		1,881,871	1,883,967
Series 2005-72 Class FG, 4.2875% 5/25/35 (d)	.	51,057,386	50,398,399
Freddie Mac:
floater:
Series 2510 Class FE, 4.37% 10/15/32 (d)		5,615,165	5,648,291
0% 9/15/35 (d)		854,545	839,590
planned amortization class Series 2353 Class PC,
6.5% 9/15/15		819,058	819,247
Freddie Mac Manufactured Housing participation
certificates guaranteed floater Series 2338 Class FJ,
4.17% 7/15/31 (d)		4,843,627	4,743,688
Freddie Mac Multi-class participation certificates
guaranteed:
floater:
Series 2395 Class FA, 4.57% 6/15/29 (d)		1,061,071	1,067,691
Series 2406:
Class FP, 4.95% 1/15/32 (d)		10,161,927	10,435,429
Class PF, 4.95% 12/15/31 (d)		8,125,000	8,282,268
Series 2410 Class PF, 4.95% 2/15/32 (d)		18,644,444	19,089,093
Series 2474 Class FJ, 4.32% 7/15/17 (d)		4,218,175	4,205,962
Series 2526 Class FC, 4.37% 11/15/32 (d)		2,911,348	2,921,401
Series 2538 Class FB, 4.37% 12/15/32 (d)		6,057,691	6,087,551
Series 2551 Class FH, 4.42% 1/15/33 (d)		2,851,273	2,863,125
Series 2553 Class FB, 4.47% 3/15/29 (d)		21,880,000	21,568,761
Series 2577 Class FW, 4.47% 1/15/30 (d)		17,245,000	17,337,309
Series 2861:
Class GF, 4.27% 1/15/21 (d)		4,612,987	4,616,961
Class JF, 4.27% 4/15/17 (d)		6,734,770	6,730,054
Series 2994 Class FB, 4.12% 6/15/20 (d)		6,534,535	6,517,744
planned amortization class:
Series 2136 Class PE, 6% 1/15/28		9,612,165	9,632,449
Series 2394 Class ND, 6% 6/15/27		68,498	68,375
Series 2395 Class PE, 6% 2/15/30		3,815,362	3,829,008

Annual Report 84

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates
guaranteed: – continued
planned amortization class:
Series 2398 Class DK, 6.5% 1/15/31	$ 184,650	$184,511
Series 2410 Class ML, 6.5% 12/15/30	588,224	588,194
Series 2420 Class BE, 6.5% 12/15/30	469,381	468,777
Series 2443 Class TD, 6.5% 10/15/30	1,310,729	1,312,874
Series 2461 Class PG, 6.5% 1/15/31	1,618,427	1,625,038
Series 2650 Class FV, 4.37% 12/15/32 (d)	13,874,304	13,638,281
Series 2776 Class UJ, 4.5% 5/15/20 (e)	6,428,126	285,631
Series 2828 Class JA, 4.5% 1/15/10	10,477,886	10,454,508
Series 3013 Class AF, 4.22% 5/15/35 (d)	80,518,692	80,202,101
sequential pay Series 2430 Class ZE, 6.5% 8/15/27	189,756	189,415
Ginnie Mae guaranteed REMIC pass thru securities
floater:
Series 2001-46 Class FB, 4.32% 5/16/23 (d)	2,745,384	2,758,274
Series 2001-50 Class FV, 4.17% 9/16/27 (d)	8,430,463	8,429,377
Series 2002-24 Class FX, 4.52% 4/16/32 (d)	2,371,980	2,394,249
Series 2002-31 Class FW, 4.37% 6/16/31 (d)	3,254,054	3,273,493
Series 2002-5 Class KF, 4.37% 8/16/26 (d)	423,079	423,157

TOTAL U.S. GOVERNMENT AGENCY		465,179,423

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,359,764,567)		1,356,825,946

Commercial Mortgage Securities 5.2%

Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 4.29% 11/15/15 (a)(d)	5,038,226	5,042,271
Series 2005-BBA6:
Class B, 4.18% 1/15/19 (a)(d)	2,800,000	2,799,791
Class C, 4.22% 1/15/19 (a)(d)	2,857,948	2,857,486
Class D, 4.27% 1/15/19 (a)(d)	2,800,000	2,799,782
Class E, 4.31% 1/15/19 (a)(d)	1,750,000	1,749,859
Class F, 4.36% 1/15/19 (a)(d)	1,170,000	1,169,906
Class G, 4.39% 1/15/19 (a)(d)	915,000	914,926
Series 2005-BOCA:
Class H, 4.92% 12/15/16 (a)(d)	2,065,000	2,062,582
Class J, 5.07% 12/15/16 (a)(d)	1,020,000	1,018,806
Class K, 5.32% 12/15/16 (a)(d)	6,659,000	6,684,287

85 Annual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bank of America Large Loan, Inc.:
floater Series 2005-ESHA:
Class F, 4.6956% 7/14/08 (a)(d)	$ 6,395,000	$6,394,404
Class G, 4.8256% 7/14/08 (a)(d)	4,355,000	4,354,593
Class H, 5.0456% 7/14/08 (a)(d)	5,365,000	5,364,496
Series 2005-ESHA Class X1, 0.266%
7/14/08 (a)(d)(e)	334,645,000	4,876,748
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.2213% 8/25/33 (a)(d)	6,131,942	6,204,790
Series 2003-2:
Class A, 4.6175% 12/25/33 (a)(d)	12,795,257	12,951,661
Class M1, 4.8875% 12/25/33 (a)(d)	2,082,222	2,116,564
Series 2004-1:
Class A, 4.3975% 4/25/34 (a)(d)	6,104,696	6,107,565
Class B, 5.9375% 4/25/34 (a)(d)	634,254	641,513
Class M1, 4.5975% 4/25/34 (a)(d)	554,972	557,400
Class M2, 5.2375% 4/25/34 (a)(d)	475,691	481,265
Series 2004-2:
Class A, 4.4675% 8/25/34 (a)(d)	6,050,490	6,063,741
Class M1, 4.6175% 8/25/34 (a)(d)	1,950,939	1,958,560
Series 2004-3:
Class A1, 4.4075% 1/25/35 (a)(d)	6,413,935	6,420,926
Class A2, 4.4575% 1/25/35 (a)(d)	891,444	891,723
Class M1, 4.5375% 1/25/35 (a)(d)	1,068,989	1,070,435
Class M2, 5.0375% 1/25/35 (a)(d)	697,167	701,313
Series 2005-2A:
Class M1, 4.5075% 8/25/35 (a)(d)	1,285,466	1,285,466
Class M2, 4.5275% 8/25/35 (a)(d)	2,116,075	2,116,075
Class M3, 4.5875% 8/25/35 (a)(d)	1,171,752	1,171,752
Class M4, 4.7375% 8/25/35 (a)(d)	1,077,814	1,077,814
Series 2005-3A:
Class A1, 4.3575% 11/25/35 (a)(d)	6,384,023	6,384,023
Class M1, 4.4775% 11/25/35 (a)(d)	898,455	898,455
Class M2, 4.5275% 11/25/35 (a)(d)	1,262,829	1,262,829
Class M3, 4.5475% 11/25/35 (a)(d)	1,128,060	1,128,060
Class M4, 4.6375% 11/25/35 (a)(d)	1,407,580	1,407,580
Bear Stearns Commercial Mortgage Securities, Inc.
floater:
Series 2003 BA1A:
Class JFCM, 5.5456% 4/14/15 (a)(d)	1,344,296	1,346,856
Class KFCM, 5.7956% 4/14/15 (a)(d)	1,436,661	1,439,544
Class LFCM, 6.1956% 4/14/15 (a)(d)	1,601,905	1,601,894
Class MFCM, 6.4956% 4/14/15 (a)(d)	2,218,251	2,218,234

Annual Report

86

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bear Stearns Commercial Mortgage Securities, Inc.
floater: – continued
Series 2004-BBA3 Class E, 4.67% 6/15/17 (a)(d)	$10,415,000	$10,456,288
Chase Commercial Mortgage Securities Corp. floater
Series 2000-FL1A:
Class B, 4.39% 12/12/13 (a)(d)	64,803	63,507
Class C, 4.74% 12/12/13 (a)(d)	1,793,345	1,793,345
COMM floater:
Series 2001-FL5A Class E, 5.47% 11/15/13 (a)(d)	2,993,291	2,992,245
Series 2002-FL6:
Class F, 5.42% 6/14/14 (a)(d)	11,163,000	11,177,655
Class G, 5.87% 6/14/14 (a)(d)	5,000,000	4,999,069
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 4.27% 9/15/14 (a)(d)	3,570,000	3,572,874
Class G, 4.95% 9/15/14 (a)(d)	1,345,000	1,345,496
Class H, 5.05% 9/15/14 (a)(d)	1,430,000	1,430,527
Class J, 5.57% 9/15/14 (a)(d)	490,000	491,238
Class K, 5.97% 9/15/14 (a)(d)	770,000	771,276
Class L, 6.17% 9/15/14 (a)(d)	625,000	624,798
Series 2004-HTL1:
Class B, 4.42% 7/15/16 (a)(d)	426,802	427,044
Class D, 4.52% 7/15/16 (a)(d)	969,949	970,093
Class E, 4.72% 7/15/16 (a)(d)	694,177	694,400
Class F, 4.77% 7/15/16 (a)(d)	734,671	735,046
Class H, 5.27% 7/15/16 (a)(d)	2,129,763	2,130,390
Class J, 5.42% 7/15/16 (a)(d)	818,412	818,653
Class K, 6.32% 7/15/16 (a)(d)	921,324	921,070
Series 2005-F10A:
Class B, 4.2% 4/15/17 (a)(d)	7,080,000	7,074,745
Class C, 4.24% 4/15/17 (a)(d)	3,006,000	3,000,535
Class D, 4.28% 4/15/17 (a)(d)	2,440,000	2,437,716
Class E, 4.34% 4/15/17 (a)(d)	1,821,000	1,819,296
Class F, 4.38% 4/15/17 (a)(d)	1,035,000	1,034,716
Class G, 4.52% 4/15/17 (a)(d)	1,035,000	1,034,944
Class H, 4.59% 4/15/17 (a)(d)	1,035,000	1,034,375
Class I, 4.82% 4/15/17 (a)(d)	335,000	334,615
Class MOA3, 4.27% 3/15/20 (a)(d)	4,590,000	4,589,759
CS First Boston Mortgage Securities Corp.:
floater:
Series 2004-FL1 Class B, 4.42% 5/15/14 (a)(d)	11,230,000	11,243,092
Series 2004-HC1:
Class A2, 4.47% 12/15/21 (a)(d)	1,475,000	1,474,994

87 Annual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
CS First Boston Mortgage Securities Corp.: – continued
floater:
Series 2004-HC1:
Class B, 4.72% 12/15/21 (a)(d)	$3,835,000	$3,834,985
Series 2004-TF2A Class E, 4.39% 11/15/19 (a)(d)	4,450,000	4,451,407
Series 2004-TFL1:
Class A2, 4.16% 2/15/14 (a)(d)	2,468,541	2,468,496
Class E, 4.52% 2/15/14 (a)(d)	2,800,000	2,802,156
Class F, 4.57% 2/15/14 (a)(d)	2,325,000	2,327,270
Class G, 4.82% 2/15/14 (a)(d)	1,875,000	1,878,331
Class H, 5.07% 2/15/14 (a)(d)	1,400,000	1,403,155
Class J, 5.37% 2/15/14 (a)(d)	750,000	753,096
Series 2005-TF2A Class F, 4.47% 11/15/19 (a)(d) .	1,540,000	1,541,397
Series 2005-TFLA:
Class C, 4.21% 2/15/20 (a)(d)	5,650,000	5,649,977
Class E, 4.3% 2/15/20 (a)(d)	3,955,000	3,954,984
Class F, 4.35% 2/15/20 (a)(d)	1,745,000	1,744,993
Class G, 4.49% 2/15/20 (a)(d)	505,000	504,998
Class H, 4.72% 2/15/20 (a)(d)	715,000	714,997
sequential pay Series 1997-C2 Class A2, 6.52%
1/17/35	216,019	216,340
GMAC Commercial Mortgage Securities, Inc. floater
Series 2001-FL1A Class E, 4.79% 2/11/11 (a)(d)	149,543	148,685
GS Mortgage Securities Corp. II floater Series
2005-FL7A Class A1, 4.05% 11/6/19 (a)(d)	4,485,077	4,484,848
John Hancock Tower Mortgage Trust floater Series
2003-C5A Class B, 6.4245% 4/10/15 (a)(d)	8,245,000	8,245,000
Lehman Brothers Floating Rate Commercial Mortgage
Trust floater:
Series 2003 LLFA:
Class A2, 4.3356% 12/16/14 (a)(d)	11,700,000	11,704,021
Class B, 4.5456% 12/16/14 (a)(d)	4,615,000	4,621,689
Class C, 4.6456% 12/16/14 (a)(d)	4,982,000	4,991,057
Series 2005-LLFA Class FAIR, 5.62% 7/15/18 (a)(d) .	4,360,000	4,360,000
Morgan Stanley Capital I, Inc. floater Series 2005-XLF:
Class B, 4.18% 8/15/19 (a)(d)	6,705,000	6,583,683
Class C, 4.21% 8/15/19 (a)(d)	525,000	515,513
Class D, 4.23% 8/15/19 (a)(d)	1,915,000	1,880,424
Class E, 4.25% 8/15/19 (a)(d)	1,745,000	1,713,521
Class F, 4.29% 8/15/19 (a)(d)	1,220,000	1,198,029
Class G, 4.34% 8/15/19 (a)(d)	870,000	854,366
Class H, 4.36% 8/15/19 (a)(d)	695,000	682,522
Class J, 4.43% 8/15/19 (a)(d)	525,000	515,603
Morgan Stanley Dean Witter Capital I Trust floater Series
2002-XLF Class F, 6.03% 8/5/14 (a)(d)	4,686,084	4,686,077

Annual Report

88

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Salomon Brothers Mortgage Securities VII, Inc.:
floater Series 2001-CDCA:
Class C, 4.77% 2/15/13 (a)(d)	$ 4,711,321	$ 4,701,102
Class D, 4.77% 2/15/13 (a)(d)	4,000,000	3,987,840
Series 2000-NL1 Class E, 7.0607% 10/15/30 (a)(d) .	3,154,031	3,159,372
SDG Macerich Properties LP floater Series 2000-1 Class
A3, 4.31% 5/15/09 (a)(d)	18,000,000	17,994,375
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A
Class A, 4.5175% 3/24/18 (a)(d)	6,810,222	6,810,222
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2004-WHL3:
Class A2, 4.15% 3/15/14 (a)(d)	3,510,000	3,510,547
Class E, 4.47% 3/15/14 (a)(d)	2,190,000	2,191,214
Class F, 4.52% 3/15/14 (a)(d)	1,755,000	1,755,936
Class G, 4.75% 3/15/14 (a)(d)	875,000	875,604
Series 2005-WL5A:
Class KHP1, 4.32% 1/15/18 (a)(d)	1,745,000	1,744,817
Class KHP2, 4.52% 1/15/18 (a)(d)	1,745,000	1,747,856
Class KHP3, 4.82% 1/15/18 (a)(d)	2,060,000	2,062,158
Class KHP4, 4.92% 1/15/18 (a)(d)	1,600,000	1,602,287
Class KHP5, 5.12% 1/15/18 (a)(d)	1,855,000	1,846,325
Series 2005-WL6A:
Class A2, 3.92% 10/15/17 (a)(d)	7,695,000	7,694,699
Class B, 3.97% 10/15/17 (a)(d)	1,540,000	1,539,940
Class D, 4.03% 10/15/17 (a)(d)	3,090,000	3,089,879
Series 2005-WL6A Class AP. 5.24% 10/15/17 (a)(d)	10,000,000	9,999,609

TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $366,509,367)		366,835,178

Certificates of Deposit 2.5%

Credit Agricole SA euro 4.505% 10/16/06	30,000,000	29,953,947
Credit Industriel et Commercial yankee 4.535%
10/17/06	30,000,000	29,962,173
DEPFA BANK PLC yankee 4.265% 9/1/06	30,000,000	29,902,611
Deutsche Bank AG yankee 4.21% 8/24/06	30,000,000	29,900,997
HBOS Treasury Services PLC yankee 4.52% 10/18/06	30,000,000	29,958,372
Societe Generale euro 4.51% 10/16/06	30,000,000	29,955,822

TOTAL CERTIFICATES OF DEPOSIT
(Cost $180,000,000)		179,633,922

89 Annual Report

Investments (Unaudited) continued

Commercial Paper 0.4%
	Principal	Value
	Amount
Viacom, Inc. 4.23% 11/29/05
(Cost $28,904,590)	$29,000,000	$ 28,843,255
Interfund Loans 0.7%
With Fidelity Fund, at 4.18%, due 11/1/05 (b)
(Cost $48,550,000)	48,550,000	48,550,000
Cash Equivalents 35.7%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading
account at 4.03%, dated 10/31/05 due 11/1/05) (g)	$2,233,608,107	2,233,358,000
With Goldman Sachs & Co. at 4.16%, dated 8/23/05
due 11/21/05 (Collateralized by Corporate
Obligations valued at $304,500,000, 6.88%–
13.25%, 11/1/08 - 3/1/32) (d)(f)	293,016,000	290,000,000
TOTAL CASH EQUIVALENTS
(Cost $2,523,358,000)		2,523,358,000

TOTAL INVESTMENT PORTFOLIO 100.9%
(Cost $7,135,123,406)		7,137,591,561

NET OTHER ASSETS – (0.9)%		(64,709,737)
NET ASSETS 100%		$ 7,072,881,824

Annual Report	90

Futures Contracts
	Expiration	Underlying Face	Unrealized
	Date	Amount at	Appreciation/
		Value	(Depreciation)
Sold

Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$72,182,400	$74,041
49 Eurodollar 90 Day Index Contracts	March 2006	48,419,962	72,749
32 Eurodollar 90 Day Index Contracts	June 2006	31,614,000	47,847
32 Eurodollar 90 Day Index Contracts	Sept. 2006	31,612,400	46,472
31 Eurodollar 90 Day Index Contracts	Dec. 2006	30,624,900	41,001
29 Eurodollar 90 Day Index Contracts	March 2007	28,650,913	35,347
22 Eurodollar 90 Day Index Contracts	June 2007	21,734,625	23,262
21 Eurodollar 90 Day Index Contracts	Sept. 2007	20,745,638	22,379
20 Eurodollar 90 Day Index Contracts	Dec. 2007	19,756,250	21,370
20 Eurodollar 90 Day Index Contracts	March 2008	19,755,500	21,120
13 Eurodollar 90 Day Index Contracts	June 2008	12,840,263	18,586
12 Eurodollar 90 Day Index Contracts	Sept. 2008	11,851,800	17,202
5 Eurodollar 90 Day Index Contracts	Dec. 2008	4,937,813	5,043
3 Eurodollar 90 Day Index Contracts	March 2009	2,962,575	3,013

TOTAL EURODOLLAR CONTRACTS			$449,432

Swap Agreements
	Expiration	Notional	Value
	Date	Amount

Credit Default Swap
Receive from Citibank, upon default event
of DaimlerChrysler NA Holding Corp.,
par value of the notional amount of
DaimlerChrysler NA Holding Corp. 6.5%
11/15/13, and pay quarterly notional
amount multiplied by .8%	June 2007	$14,000,000	$ (132,143)
Receive quarterly notional amount
multiplied by .48% and pay Goldman
Sachs upon default event of TXU Energy
Co. LLC, par value of the notional amount
of TXU Energy Co. LLC 7% 3/15/13	Sept. 2008	13,540,000	(96,730)
Receive quarterly notional amount
multiplied by .78% and pay Goldman
Sachs upon default event of TXU Energy,
par value of the notional amount of TXU
Energy Co. LLC 7% 3/15/13	Dec. 2008	10,650,000	(10,857)

TOTAL CREDIT DEFAULT SWAP		38,190,000	(239,730)

91 Annual Report

Investments (Unaudited) continued

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Total Return Swap
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 30 basis points and pay
monthly notional amount multiplied by
the nominal spread deprecation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	$67,500,000	$82,338
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 15 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	48,200,000	52,570
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 25 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by modified duration fac-
tor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	34,590
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 22 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Jan. 2006	35,100,000	39,424

Annual Report	92

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 7.5 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Nov. 2005	$ 35,100,000	$23,383
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Home Equity
Index and pay monthly a floating rate
based on 1-month LIBOR with Lehman
Brothers, Inc.	May 2006	34,600,000	0
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Index and
pay monthly a floating rate based on the
1-month LIBOR minus 11.1 basis points
with Lehman Brothers, Inc.	Nov. 2005	30,000,000	15,466

TOTAL TOTAL RETURN SWAP		280,500,000	247,771

		$ 318,690,000	$8,041

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $635,471,501
or 9.0% of net assets.

(b) Affiliated entity.

(c) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $993,762.

(d) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(e) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

(f) The maturity amount is based on the
rate at period end.

93 Annual Report

Investments (Unaudited) continued

(g) Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement/	Value
Counterparty
$2,233,358,000 due
11/1/05 at 4.03%
Banc of America
Securities LLC.	$ 259,759,905
Bank of America,
National Association	173,173,270
Barclays Capital Inc.	619,094,441
Countrywide Securities
Corporation	173,173,270
Goldman Sachs & Co.	259,759,905
Morgan Stanley & Co.
Incorporated	293,817,373
UBS Securities LLC	346,346,542
Wachovia Capital
Markets, LLC	21,646,659
WestLB AG	86,586,635
$ 2,233,358,000

Income Tax Information

At October 31, 2005, the aggregate cost of investment securities for income tax purposes was $7,134,872,281. Net unrealized appreciation aggregated $2,719,280, of which $9,555,121 related to appreciated investment securities and $6,835,841 related to depreciated investment securities.

Annual Report 94

95 Annual Report

Annual Report

96

97 Annual Report

Annual Report

98

99 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
Fidelity Investments Money Management,
Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

AMOR-UANN-1205 1.784762.102

Fidelity® Advisor Mortgage Securities Fund Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to
		shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s
		investments with their market values.
Financial Statements	21	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent	40
Registered Public
Accounting Firm
Trustees and Officers	41
Distributions	52
Proxy Voting Results	53
Board Approval of	55
Investment Advisory
Contracts and
Management Fees
Central Fund Investments	64	Complete list of investments for
		Fidelity’s Fixed-Income Central Funds.

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public
Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s port folio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional ClassA	1.48%	5.75%	6.07%

A Institutional Class shares are sold to eligible investors without a sales load or 12b 1 fee. The initial offering of Institutional Class shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Fidelity Mortgage Securities Fund, the original class of the fund.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Mortgage Securi ties Fund Institutional Class on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Mortgage Backed Securities Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from George Fischer, Portfolio Manager of Fidelity® Advisor Mortgage Securities Fund

Since its first full year of existence in 1976, the Lehman Brothers® Aggregate Bond Index has had only two calendar years of losses in 1994 and 1999. Whether bonds suffer a similar fate in 2005 remains to be seen. But despite a host of challenges, the Lehman Brothers index managed to gain 1.13% for the 12 month period ending October 31, 2005. It was a volatile climate for investment grade debt. The Federal Reserve Board raised short term interest rates eight times, which lifted the federal funds rate from 1.75% to 3.75% and curbed bond returns. Inflation which can lessen the value of fixed income investments also was a near constant threat. Concern about a potential recession was further cause for alarm, particularly as the yield curve moved closer to becoming inverted. In that scenario, longer term yields, which are typically higher to compensate for the added risk of a longer term investment, fall below short term yields. Against this backdrop, bond prices fell in three of the period’s final four months.

During the past year, the fund’s Institutional Class shares returned 1.48%, while the LipperSM U.S. Mortgage Funds Average gained 1.11% and the Lehman Brothers Mortgage Backed Securities Index returned 1.75% . Mortgage securities outpaced comparable duration U.S. Treasuries during the period, with all of that outperformance coming early on when mortgages were helped by their higher yields and reduced price sensitivity amid rising interest rates. More recently, mortgage securities lagged comparable duration Treasuries as demand for them weakened. The biggest boost to the fund’s performance relative to the index was sector positioning, with prepayment resistant securities perform ing particularly well. For example, my decision to invest outside the index in commercial mortgage backed securities (CMBS) and collateralized mortgage obligations (CMOs) aided returns because both outpaced mortgage pass throughs during the period. Additionally, my choices among mortgage pass through securities generally worked in our favor, particularly my decision to emphasize prepayment resistant 15 year and discount coupon bonds meaning those with lower coupons. Modestly detracting from returns was the fund’s underweighting in securities issued by Ginnie Mae, which outpaced Fannie Mae and Freddie Mac securities due to a more favorable supply backdrop.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7 Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005 to
	May 1, 2005	October 31, 2005	October 31, 2005
Class A
Actual	$1,000.00	$1,002.60	$3.94**
HypotheticalA	$1,000.00	$1,021.27	$3.97**
Class T
Actual	$1,000.00	$1,001.40	$4.24**
HypotheticalA	$1,000.00	$1,020.97	$4.28**
Class B
Actual	$1,000.00	$998.70	$7.81**
HypotheticalA	$1,000.00	$1,017.39	$7.88**
Class C
Actual	$1,000.00	$998.50	$8.06**
HypotheticalA	$1,000.00	$1,017.14	$8.13**
Fidelity Mortgage Securities Fund
Actual	$1,000.00	$1,004.20	$2.37**
HypotheticalA	$1,000.00	$1,022.84	$2.40**
Institutional Class
Actual	$1,000.00	$1,003.00	$2.68**
HypotheticalA	$1,000.00	$1,022.53	$2.70**

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	78%**
Class T	84%**
Class B	1.55%**
Class C	1.60%**
Fidelity Mortgage Securities Fund	47%**
Institutional Class	53%**

** If contractual expense limitations effective June 1, 2005, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

Annual Report

8

	Annualized Expense
	Ratio	Expenses Paid

Class A	.74%
Actual		$3.74
HypotheticalA		$3.77

Class T	.81%
Actual		$4.09
HypotheticalA		$4.13

Class B	1.50%
Actual		$7.56
HypotheticalA		$7.63

Class C	1.57%
Actual		$7.91
HypotheticalA		$7.98

Fidelity Mortgage Securities Fund	.45%
Actual		$2.27
HypotheticalA		$2.29

Institutional Class	.51%
Actual		$2.57
HypotheticalA		$2.60

A 5% return per year before expenses

9 Annual Report

Investment Changes

Coupon Distribution as of October 31, 2005
	% of fund’s	% of fund’s investments
	investments	6 months ago
Less than 3%	0.4	1.5
3 – 3.99%	1.6	9.2
4 – 4.99%	30.1	22.8
5 – 5.99%	36.9	30.0
6 – 6.99%	14.2	15.7
7% and over	3.4	3.7

Coupon distribution shows the range of stated interest rates on the fund’s investments, excluding short term investments.

Average Years to Maturity as of October	31, 2005
		6 months ago
Years	4.5	4.2

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of October	31, 2005
			6 months ago
Years		3.3	2.6

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

(dagger) Short term Investments and Net Other Assets are not included in the pie chart.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central fund.

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets
U.S. Government Agency Mortgage Securities 76.5%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – 56.7%
3.472% 4/1/34 (c)	$761	$756
3.739% 1/1/35 (c)	494	485
3.752% 10/1/33 (c)	324	317
3.771% 12/1/34 (c)	394	386
3.787% 12/1/34 (c)	91	89
3.794% 6/1/34 (c)	1,490	1,439
3.815% 1/1/35 (c)	314	308
3.819% 6/1/33 (c)	246	241
3.838% 1/1/35 (c)	922	912
3.869% 1/1/35 (c)	550	547
3.87% 11/1/34 (c)	2,000	1,975
3.875% 6/1/33 (c)	1,318	1,296
3.913% 12/1/34 (c)	293	292
3.917% 10/1/34 (c)	385	381
3.953% 11/1/34 (c)	626	622
3.964% 1/1/35 (c)	417	412
3.968% 5/1/33 (c)	121	119
3.976% 5/1/34 (c)	140	142
3.98% 12/1/34 (c)	389	386
3.997% 1/1/35 (c)	257	254
3.998% 12/1/34 (c)	324	321
4% 6/1/18 to 5/1/19	21,633	20,526
4% 11/1/20 (b)	26,053	24,702
4.008% 12/1/34 (c)	2,138	2,125
4.014% 2/1/35 (c)	296	292
4.018% 12/1/34 (c)	199	197
4.026% 1/1/35 (c)	150	149
4.026% 2/1/35 (c)	267	264
4.031% 1/1/35 (c)	557	552
4.055% 10/1/18 (c)	324	318
4.064% 4/1/33 (c)	119	117
4.064% 1/1/35 (c)	262	259
4.067% 12/1/34 (c)	586	582
4.091% 1/1/35 (c)	573	566
4.102% 2/1/35 (c)	209	207
4.107% 2/1/35 (c)	222	220
4.111% 1/1/35 (c)	595	587
4.112% 2/1/35 (c)	1,085	1,075
4.116% 2/1/35 (c)	534	528
4.125% 1/1/35 (c)	575	572
4.128% 1/1/35 (c)	1,042	1,030
4.133% 11/1/34 (c)	478	475

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.134% 2/1/35 (c)	$655	$651
4.144% 1/1/35 (c)	886	880
4.15% 2/1/35 (c)	565	559
4.172% 1/1/35 (c)	1,119	1,109
4.174% 1/1/35 (c)	478	473
4.183% 11/1/34 (c)	150	149
4.19% 1/1/35 (c)	695	681
4.222% 3/1/34 (c)	313	309
4.237% 10/1/34 (c)	845	846
4.25% 2/1/35 (c)	344	337
4.291% 8/1/33 (c)	705	698
4.294% 1/1/35 (c)	410	405
4.296% 3/1/35 (c)	327	325
4.298% 7/1/34 (c)	280	280
4.311% 5/1/35 (c)	502	496
4.313% 2/1/35 (c)	213	210
4.315% 3/1/33 (c)	167	164
4.315% 1/1/35 (c)	347	342
4.333% 12/1/34 (c)	213	213
4.347% 1/1/35 (c)	337	331
4.367% 2/1/34 (c)	808	798
4.367% 4/1/35 (c)	215	213
4.402% 2/1/35 (c)	512	503
4.414% 5/1/35 (c)	1,018	1,009
4.419% 11/1/34 (c)	4,763	4,742
4.447% 3/1/35 (c)	474	467
4.453% 10/1/34 (c)	1,790	1,785
4.454% 4/1/34 (c)	555	548
4.483% 1/1/35 (c)	554	551
4.485% 8/1/34 (c)	1,088	1,076
4.496% 3/1/35 (c)	1,058	1,039
4.5% 4/1/19 to 4/1/35	290,552	275,252
4.5% 11/1/20 (b)	72,000	69,638
4.501% 5/1/35 (c)	340	335
4.525% 3/1/35 (c)	973	958
4.53% 8/1/34 (c)	621	620
4.55% 2/1/35 (c)	2,265	2,253
4.554% 7/1/35 (c)	1,237	1,228
4.558% 2/1/35 (c)	366	362
4.584% 2/1/35 (c)	3,161	3,113
4.603% 2/1/35 (c)	245	245
4.605% 2/1/35 (c)	1,037	1,024

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.652% 11/1/34 (c)	$1,167	$1,155
4.68% 11/1/34 (c)	1,207	1,192
4.734% 3/1/35 (c)	571	565
4.736% 7/1/34 (c)	995	990
4.815% 12/1/34 (c)	970	963
4.821% 12/1/32 (c)	487	486
4.848% 12/1/34 (c)	403	401
5% 9/1/16 to 12/1/34	70,771	69,587
5% 11/1/20 (b)	35,000	34,530
5% 11/1/35 (b)	200,574	192,990
5.121% 5/1/35 (c)	2,394	2,404
5.204% 6/1/35 (c)	1,781	1,791
5.297% 9/1/35 (c)	679	674
5.5% 1/1/09 to 9/1/35	206,712	206,353
5.5% 11/1/35 (b)	62,635	61,793
6% 4/1/06 to 1/1/34	102,333	104,280
6.5% 6/1/23 to 3/1/35	32,525	33,494
6.5% 11/1/35 (b)	40,721	41,803
7% 3/1/17 to 7/1/33	8,140	8,525
7.5% 4/1/22 to 9/1/32	4,002	4,225
8% 9/1/07 to 12/1/29	31	32
8.25% 1/1/13	1	1
8.5% 1/1/16 to 7/1/31	480	511
9% 6/1/09 to 10/1/30	1,031	1,130
9.5% 11/1/06 to 8/1/22	203	222
11% 8/1/10	110	119
12.25% 5/1/13 to 5/1/15	38	42
12.5% 8/1/15 to 3/1/16	55	61
12.75% 2/1/15	5	6
13.5% 9/1/14 to 12/1/14	34	38
		1,214,603
Freddie Mac – 15.0%
4% 4/1/19	5,933	5,614
4.078% 12/1/34 (c)	383	378
4.109% 12/1/34 (c)	550	543
4.192% 1/1/35 (c)	500	494
4.289% 3/1/35 (c)	481	476
4.297% 5/1/35 (c)	835	827
4.309% 12/1/34 (c)	485	476
4.326% 1/1/35 (c)	1,144	1,130
4.362% 3/1/35 (c)	719	705

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Freddie Mac – continued
4.385% 2/1/35 (c)	$1,037	$1,033
4.388% 2/1/35 (c)	952	933
4.445% 3/1/35 (c)	453	444
4.446% 2/1/34 (c)	526	520
4.479% 6/1/35 (c)	735	726
4.487% 3/1/35 (c)	1,312	1,286
4.493% 3/1/35 (c)	3,323	3,274
4.495% 3/1/35 (c)	539	528
4.5% 8/1/33	4,964	4,647
4.56% 2/1/35 (c)	768	756
5% 7/1/33 to 9/1/35	133,337	128,337
5.027% 4/1/35 (c)	2,793	2,787
5.237% 8/1/33 (c)	206	208
5.5% 7/1/23 to 7/1/35	126,238	124,911
6% 5/1/16 to 10/1/34	12,353	12,513
6.5% 1/1/24 to 12/1/33	13,386	13,767
7.5% 2/1/08 to 7/1/32	12,075	12,753
8% 10/1/07 to 4/1/21	78	83
8.5% 7/1/09 to 9/1/20	189	202
9% 9/1/08 to 5/1/21	612	655
10% 1/1/09 to 5/1/19	184	199
10.5% 8/1/10 to 2/1/16	16	17
12.25% 6/1/14	15	16
12.5% 5/1/12 to 12/1/14	107	117
13% 12/1/13 to 6/1/15	154	171
		321,526
Government National Mortgage Association – 4.8%
6% 10/20/33 to 1/20/34	87,381	88,700
6.5% 5/15/28 to 7/15/34	2,620	2,719
7% 2/15/24 to 7/15/32	4,295	4,518
7.5% 3/15/06 to 4/15/32	2,231	2,369
8% 6/15/06 to 12/15/25	956	1,020
8.5% 7/15/16 to 10/15/28	1,503	1,644
9% 11/20/17	2	2
9.5% 12/15/24	5	5
10.5% 12/20/15 to 2/20/18	83	92

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Government National Mortgage Association – continued
13% 10/15/13	$30	$33
13.5% 7/15/11	10	12
		101,114

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $1,664,530)		1,637,243

Asset Backed Securities 1.1%

ACE Securities Corp. Series 2003-FM1 Class M2,
5.8875% 11/25/32 (c)	1,450	1,462
CDC Mortgage Capital Trust Series 2003-HE2 Class M2,
5.5413% 10/25/33 (c)	1,265	1,283
GSAMP Trust Series 2005-MTR1 Class A1, 4.21%
10/25/35 (c)	5,660	5,660
Home Equity Residual Distributions Trust Series 2002-1
Class A, 12.25% 11/25/05 (a)	75	75
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 4.7875% 7/25/33 (c)	3,770	3,791
Class M2, 5.4913% 7/25/33 (c)	2,600	2,641
Morgan Stanley ABS Capital I, Inc. Series 2003-NC6
Class M2, 5.5913% 6/27/33 (c)	6,165	6,328
Residential Asset Mortgage Products, Inc.
Series 2003 RZ2 Class A1, 3.6% 4/25/33	1,097	1,068
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-UP1 Class A, 3.45% 4/25/32 (a)	1,083	1,037
TOTAL ASSET BACKED SECURITIES
(Cost $23,163)		23,345

Collateralized Mortgage Obligations 7.8%

Private Sponsor 0.7%
Adjustable Rate Mortgage Trust floater Series 2004-4
Class 5A2, 4.4375% 3/25/35 (c)	1,098	1,100
Countrywide Home Loans, Inc. sequential pay
Series 2002-25 Class 2A1, 5.5% 11/27/17	1,306	1,305
Credit Suisse First Boston Mortgage Acceptance Corp.
sequential pay Series 2003-1 Class 3A8, 6%
1/25/33	2,904	2,902
CS First Boston Mortgage Securities Corp.
Series 2002 15R Class A1, 5.2887% 1/28/32 (a)(c)	558	552

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Private Sponsor continued
Master Alternative Loan Trust Series 2003-2 Class 4A1,
6.5% 4/25/18	$6,909	$6,956
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	1,484	1,502
Series 2004-SL2 Class A1, 6.5% 10/25/16	388	394
WAMU Mortgage pass thru certificates sequential pay
Series 2002-S6 Class A25, 6% 10/25/32	875	874

TOTAL PRIVATE SPONSOR		15,585
U.S. Government Agency 7.1%
Fannie Mae:
planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	2,668	2,723
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049	10,424
Series 1999-15 Class PC, 6% 9/25/18	3,421	3,462
Series 2003-26 Class KI, 5% 12/25/15 (e)	4,799	489
Series 2003-39 Class IA, 5.5% 10/25/22 (c)(e)	3,354	588
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 1999-51 Class LK, 6.5% 8/25/29	10,000	10,311
Series 2002-11 Class QB, 5.5% 3/25/15	1,308	1,312
Series 2003-73 Class GA, 3.5% 5/25/31	13,299	12,528
sequential pay:
Series 2002-9 Class C, 6.5% 6/25/30	5,000	5,043
Series 2004-65 Class EY, 5.5% 8/25/24	7,265	7,178
Series 2005-41 Class LA, 5.5% 5/25/35	3,522	3,528
Series 2005-55 Class LY, 5.5% 7/25/25	6,595	6,504
Series 2002-50 Class LE, 7% 12/25/29	328	332
Series 2003-42 Class HS, 3.0625% 12/25/17 (c)(e) .	13,528	850
Series 2005-15 Class AZ, 5% 3/25/35	995	989
Series 2005-28 Class AZ, 5% 4/25/35	749	742
Series 2005-50 Class DZ, 5% 6/25/35	2,343	2,296
Series 2005-69 Class ZL, 4.5% 8/25/25	4,656	4,633
Freddie Mac:
planned amortization class:
Series 2512 Class PG, 5.5% 10/15/22	5,100	5,041
Series 70 Class C, 9% 9/15/20	239	239
sequential pay:
Series 2114 Class ZM, 6% 1/15/29	1,202	1,219
Series 2516 Class AH, 5% 1/15/16	615	614

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency continued
Freddie Mac Manufactured Housing participation
certificates guaranteed planned amortization class
Series 2043 Class CJ, 6.5% 4/15/28	$2,077	$2,148
Freddie Mac Multi-class participation certificates
guaranteed:
floater:
Series 2406:
Class FP, 4.95% 1/15/32 (c)	3,419	3,511
Class PF, 4.95% 12/15/31 (c)	2,735	2,788
Series 2410 Class PF, 4.95% 2/15/32 (c)	6,270	6,420
Series 2958 Class TF, 0% 4/15/35 (c)	880	850
planned amortization class:
Series 2568 Class KG, 5.5% 2/15/23	8,820	8,727
Series 2763 Class PD, 4.5% 12/15/17	4,360	4,201
Series 2780 Class OC, 4.5% 3/15/17	2,175	2,123
Series 2802 Class OB, 6% 5/15/34	3,375	3,491
Series 2810 Class PD, 6% 6/15/33	2,540	2,582
Series 2885 Class PC, 4.5% 3/15/18	2,845	2,767
Series 2975 Class OH, 5.5% 5/15/35	15,180	14,711
Series 2982 Class NE, 5.5% 5/15/35	5,035	4,893
sequential pay Series 2750 Class ZT, 5% 2/15/34	2,358	2,076
Series 1658 Class GZ, 7% 1/15/24	4,041	4,174
Series 2907 Class HZ, 5% 12/15/34	1,637	1,625
Series 2937 Class ZG, 5% 2/15/35	2,031	2,016
Series 3007 Class ZN, 4.5% 7/15/25	1,570	1,569
Ginnie Mae guaranteed REMIC pass thru securities
planned amortization class Series 2001-53 Class TA,
6% 12/20/30	113	113

TOTAL U.S. GOVERNMENT AGENCY		151,830

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $167,877)		167,415

Commercial Mortgage Securities 3.4%

Asset Securitization Corp. Series 1997-D5 Class PS1,
1.6354% 2/14/43 (c)(e)	39,573	1,885
Bear Stearns Commercial Mortgage Securities, Inc.
Series 2004 ESA:
Class B, 4.888% 5/14/16 (a)	560	557
Class C, 4.937% 5/14/16 (a)	1,165	1,160
Class D, 4.986% 5/14/16 (a)	425	424

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Bear Stearns Commercial Mortgage Securities, Inc.
Series 2004-ESA: – continued
Class E, 5.064% 5/14/16 (a)	$1,315	$1,315
Class F, 5.182% 5/14/16 (a)	315	315
CDC Commercial Mortgage Trust Series 2002-FX1 Class
XCL, 0.7836% 5/15/35 (a)(c)(e)	31,986	1,813
Chase Commercial Mortgage Securities Corp. Series
1999-2:
Class E, 7.734% 1/15/32	1,110	1,199
Class F, 7.734% 1/15/32	600	640
COMM floater Series 2001-FL5A Class E, 5.47%
11/15/13 (a)(c)	2,993	2,992
Commercial Mortgage pass thru certificates floater
Series 2004-CNL:
Class D, 4.61% 9/15/14 (a)(c)	185	185
Class E, 4.67% 9/15/14 (a)(c)	250	250
Class F, 4.77% 9/15/14 (a)(c)	200	200
Class G, 4.95% 9/15/14 (a)(c)	455	455
Class H, 5.05% 9/15/14 (a)(c)	485	485
Class J, 5.57% 9/15/14 (a)(c)	165	165
Class K, 5.97% 9/15/14 (a)(c)	260	260
Class L, 6.17% 9/15/14 (a)(c)	210	210
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	72	72
Series 1999-C1 Class A2, 7.29% 9/15/41	6,100	6,505
Series 1997-C2 Class D, 7.27% 1/17/35	5,175	5,475
Series 1998-C1 Class D, 7.17% 5/17/40	3,360	3,639
Deutsche Mortgage & Asset Receiving Corp. sequential
pay Series 1998-C1 Class D, 7.231% 6/15/31	1,390	1,459
Fannie Mae sequential pay:
Series 1999-10 Class MZ, 6.5% 9/17/38	4,499	4,622
Series 2000-7 Class MB, 7.5315% 2/17/24 (c)	5,128	5,330
Fannie Mae guaranteed REMIC pass thru certificates
Series 1998-49 Class MI, 0.8594% 6/17/38 (c)(e)	90,880	3,731
Greenwich Capital Commercial Funding Corp.
Series 2002 C1 Class SWDB, 5.857% 11/11/19 (a)	2,600	2,559
GS Mortgage Securities Corp. II Series 1998-GLII
Class E, 7.1906% 4/13/31 (c)	390	406
Host Marriott Pool Trust sequential pay
Series 1999-HMTA Class B, 7.3% 8/3/15 (a)	785	842
LB-UBS Commercial Mortgage Trust sequential pay
Series 2000-C3 Class A2, 7.95% 1/15/10	2,790	3,076

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Commercial Mortgage Securities continued
		Principal	Value (Note 1)
		Amount (000s)	(000s)
Leafs CMBS I Ltd. Series 2002-1A Class D, 4.13%
11/20/37 (a)		$ 10,815	$8,998
Morgan Stanley Capital I, Inc. Series 1997-RR Class C,
7.3743% 4/30/39 (a)(c)		2,760	2,801
Trizechahn Office Properties Trust Series 2001-TZHA
Class E3, 7.253% 3/15/13 (a)		7,895	8,101
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $78,375)			72,126

Fixed Income Funds 20.9%
		Shares
Fidelity Ultra-Short Central Fund (d)
(Cost $446,441)		4,499,023	447,428

Cash Equivalents 10.2%
		Maturity
		Amount (000s)
Investments in repurchase agreements (Collateralized by U.S.
Government Obligations, in a joint trading account at
4.03%, dated 10/31/05 due 11/1/05) (f)
(Cost $219,243)		$ 219,268	219,243

TOTAL INVESTMENT PORTFOLIO 119.9%
(Cost $2,599,629)			2,566,800

NET OTHER ASSETS (19.9)%			(425,320)
NET ASSETS 100%			$ 2,141,480

Swap Agreements
	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Total Return Swap
Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index and
pay monthly a floating rate based on
1-month LIBOR minus 15 basis points with
Lehman Brothers, Inc.	April 2006	$ 40,000	$(126)

See accompanying notes which are an integral part of the financial statements.

	19		Annual Report

Investments continued

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $35,751,000 or
1.7% of net assets.

(b) Security or a portion of the security
purchased on a delayed delivery or
when-issued basis.

(c) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(d) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. A
complete unaudited listing of the
fixed income central fund’s holdings is
provided at the end of this report.

(e) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

(f) Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement/	Value
Counterparty	(000s)
$219,243,000 due
10/31/05 at 4.03%
Banc of America
Securities LLC	$25,500
Bank of America,
National Association	17,000
Barclays Capital Inc.	60,775
Countrywide Securities
Corporation	17,000
Goldman Sachs & Co.	25,500
Morgan Stanley & Co.
Incorporated	28,843
UBS Securities LLC	34,000
Wachovia Capital
Markets, LLC	2,125
WestLB AG	8,500
$219,243

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $2,479,000 all of which will expire on October 31, 2013.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		October 31, 2005

Assets
Investment in securities, at value (including repurchase
agreements of $219,243) (cost $2,599,629) See
accompanying schedule		$2,566,800
Cash		77
Receivable for investments sold		460
Receivable for fund shares sold		1,184
Interest receivable		8,906
Total assets		2,577,427

Liabilities
Payable for investments purchased on a delayed delivery
basis	$430,178
Payable for fund shares redeemed	3,956
Distributions payable	607
Swap agreements, at value	126
Accrued management fee	584
Distribution fees payable	145
Other affiliated payables	267
Other payables and accrued expenses	84
Total liabilities		435,947

Net Assets		$2,141,480
Net Assets consist of:
Paid in capital		$2,173,834
Distributions in excess of net investment income		(2,371)
Accumulated undistributed net realized gain (loss) on
investments		2,972
Net unrealized appreciation (depreciation) on
investments		(32,955)
Net Assets		$2,141,480

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($50,437 ÷ 4,591 shares)	$10.99

Maximum offering price per share (100/95.25 of $10.99)	$11.54
Class T:
Net Asset Value and redemption price per share
($125,638 ÷ 11,419 shares)	$11.00

Maximum offering price per share (100/96.50 of $11.00)	$11.40
Class B:
Net Asset Value and offering price per share
($101,060 ÷ 9,199 shares)A	$10.99

Class C:
Net Asset Value and offering price per share
($40,999 ÷ 3,735 shares)A	$10.98

Fidelity Mortgage Securities Fund:
Net Asset Value, offering price and redemption price per
share ($1,807,196 ÷ 164,192 shares)	$11.01

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($16,150 ÷ 1,471 shares)	$10.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Interest		$94,557

Expenses
Management fee	$8,061
Transfer agent fees	2,957
Distribution fees	1,967
Accounting fees and expenses	428
Fund wide operations fee	242
Independent trustees’ compensation	10
Custodian fees and expenses	81
Registration fees	143
Audit	72
Legal	24
Miscellaneous	12
Total expenses before reductions	13,997
Expense reductions	(4)	13,993

Net investment income		80,564
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities		1,596
Change in net unrealized appreciation (depreciation) on:
Investment securities	(52,161)
Swap agreements	(126)
Total change in net unrealized appreciation
(depreciation)		(52,287)
Net gain (loss)		(50,691)
Net increase (decrease) in net assets resulting from
operations		$29,873

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
		Year ended	Year ended
		October 31,	October 31,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income		$80,564	$59,740
Net realized gain (loss)		1,596	13,137
Change in net unrealized appreciation (depreciation) .		(52,287)	14,539
Net increase (decrease) in net assets resulting
from operations		29,873	87,416
Distributions to shareholders from net investment income	.	(83,034)	(60,059)
Distributions to shareholders from net realized gain		(10,450)	(23,783)
Total distributions		(93,484)	(83,842)
Share transactions - net increase (decrease)		288,375	90,855
Total increase (decrease) in net assets		224,764	94,429

Net Assets
Beginning of period		1,916,716	1,822,287
End of period (including distributions in excess of net
investment income of $2,371 and undistributed net
investment income of $4,093, respectively)		$2,141,480	$1,916,716

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.33	$11.30	$11.26	$11.12	$10.53
Income from Investment
Operations
Net investment incomeC	408	.365	.282	.502F	.630
Net realized and unrealized
gain (loss)	(.267)	.181	.112	.172F	.613
Total from investment operations	141	.546	.394	.674	1.243
Distributions from net investment
income	(.421)	(.366)	(.274)	(.534)	(.653)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.481)	(.516)	(.354)	(.534)	(.653)
Net asset value, end of period	$ 10.99	$11.33	$11.30	$11.26	$11.12
Total ReturnA,B	1.26%	4.97%	3.56%	6.26%	12.15%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	82%	.86%	.81%	.84%	.85%
Expenses net of fee waivers, if
any	82%	.86%	.81%	.84%	.85%
Expenses net of all reductions	82%	.86%	.81%	.84%	.85%
Net investment income	3.65%	3.24%	2.51%	4.55%F	5.86%
Supplemental Data
Net assets, end of period
(in millions)	$50	$55	$69	$63	$15
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.34	$11.31	$11.28	$11.14	$10.54
Income from Investment
Operations
Net investment incomeC	400	.353	.270	.492F	.622
Net realized and unrealized
gain (loss)	(.268)	.181	.101	.171F	.617
Total from investment operations	132	.534	.371	.663	1.239
Distributions from net investment
income	(.412)	(.354)	(.261)	(.523)	(.639)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.472)	(.504)	(.341)	(.523)	(.639)
Net asset value, end of period	$ 11.00	$11.34	$11.31	$11.28	$11.14
Total ReturnA,B	1.18%	4.86%	3.34%	6.15%	12.09%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	89%	.96%	.93%	.94%	.96%
Expenses net of fee waivers, if
any	89%	.96%	.93%	.94%	.96%
Expenses net of all reductions	89%	.96%	.93%	.94%	.96%
Net investment income	3.57%	3.14%	2.39%	4.45%F	5.75%
Supplemental Data
Net assets, end of period
(in millions)	$ 126	$131	$155	$195	$106
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.32	$11.30	$11.26	$11.12	$10.53
Income from Investment
Operations
Net investment incomeC	323	.278	.197	.421F	.551
Net realized and unrealized
gain (loss)	(.257)	.172	.112	.171F	.611
Total from investment operations	066	.450	.309	.592	1.162
Distributions from net investment
income	(.336)	(.280)	(.189)	(.452)	(.572)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.396)	(.430)	(.269)	(.452)	(.572)
Net asset value, end of period	$ 10.99	$11.32	$11.30	$11.26	$11.12
Total ReturnA,B	58%	4.08%	2.78%	5.48%	11.32%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	1.58%	1.63%	1.57%	1.58%	1.60%
Expenses net of fee waivers, if
any	1.58%	1.63%	1.57%	1.58%	1.60%
Expenses net of all reductions	1.58%	1.63%	1.57%	1.57%	1.60%
Net investment income	2.89%	2.48%	1.75%	3.82%F	5.11%
Supplemental Data
Net assets, end of period
(in millions)	$ 101	$134	$182	$176	$57
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class C

Years ended October 31,	2005	2004	2003	2002	2001G
Selected Per Share Data
Net asset value,
beginning of period	$ 11.31	$11.29	$11.25	$11.10	$10.89
Income from Investment
Operations
Net investment incomeE	316	.273	.189	.413I	.112
Net realized and unrealized
gain (loss)	(.257)	.172	.112	.173I	.238
Total from investment operations	059	.445	.301	.586	.350
Distributions from net investment
income	(.329)	(.275)	(.181)	(.436)	(.140)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.389)	(.425)	(.261)	(.436)	(.140)
Net asset value, end of period	$ 10.98	$11.31	$11.29	$11.25	$11.10
Total ReturnB,C,D	52%	4.04%	2.71%	5.43%	3.22%
Ratios to Average Net AssetsF,H
Expenses before expense
reductions	1.64%	1.68%	1.64%	1.64%	1.60%A
Expenses net of fee waivers, if
any	1.64%	1.68%	1.64%	1.64%	1.60%A
Expenses net of all reductions	1.64%	1.68%	1.64%	1.64%	1.60%A
Net investment income	2.82%	2.42%	1.68%	3.75%I	4.87%A
Supplemental Data
Net assets, end of period
(in millions)	$41	$58	$99	$74	$3
Portfolio turnover rate	183%	204%	356%	231%	194%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Amounts do not include the activity of the affiliated central fund.
G For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Fidelity Mortgage Securities Fund

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.34	$11.31	$11.28	$11.14	$10.54
Income from Investment
Operations
Net investment incomeB	438	.390	.306	.526E	.654
Net realized and unrealized
gain (loss)	(.257)	.183	.102	.170E	.619
Total from investment operations	181	.573	.408	.696	1.273
Distributions from net investment
income	(.451)	(.393)	(.298)	(.556)	(.673)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.511)	(.543)	(.378)	(.556)	(.673)
Net asset value, end of period	$11.01	$11.34	$11.31	$11.28	$11.14
Total ReturnA	1.61%	5.21%	3.68%	6.47%	12.44%
Ratios to Average Net AssetsC,D
Expenses before expense
reductions	55%	.62%	.60%	.63%	.66%
Expenses net of fee waivers, if
any	55%	.62%	.60%	.63%	.66%
Expenses net of all reductions	55%	.62%	.60%	.63%	.66%
Net investment income	3.91%	3.48%	2.72%	4.76%E	6.04%
Supplemental Data
Net assets, end of period
(in millions)	$1,807	$1,525	$1,302	$1,208	$430
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central fund.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.32	$11.29	$11.25	$11.11	$10.52
Income from Investment
Operations
Net investment incomeB	432	.387	.302	.513E	.644
Net realized and unrealized
gain (loss)	(.266)	.182	.112	.171E	.610
Total from investment operations	166	.569	.414	.684	1.254
Distributions from net investment
income	(.446)	(.389)	(.294)	(.544)	(.664)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.506)	(.539)	(.374)	(.544)	(.664)
Net asset value, end of period	$10.98	$11.32	$11.29	$11.25	$11.11
Total ReturnA	1.48%	5.19%	3.75%	6.36%	12.27%
Ratios to Average Net AssetsC,D
Expenses before expense
reductions	60%	.66%	.63%	.75%	.76%
Expenses net of fee waivers, if
any	60%	.66%	.63%	.75%	.75%
Expenses net of all reductions	60%	.66%	.63%	.75%	.75%
Net investment income	3.87%	3.45%	2.69%	4.65%E	5.95%
Supplemental Data
Net assets, end of period
(in millions)	$16	$13	$16	$12	$7
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central fund.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Mortgage Securities Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privi leges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accor dance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.
Book tax differences are primarily due to prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforward, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$6,695
Unrealized depreciation		(35,132)
Net unrealized appreciation (depreciation)		(28,437)
Capital loss carryforward		(2,479)

Cost for federal income tax purposes		$2,595,237

The tax character of distributions paid was as follows:

		October 31, 2005	October 31, 2004
Ordinary Income		$93,484	$81,082
Long term Capital Gains		—	2,760
Total		$93,484	$83,842

Annual Report	32

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

33 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

2. Operating Policies continued

Swap Agreements continued

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty.

Swaps are marked to market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the State ment of Assets and Liabilities. These risks include changes in the returns of the under lying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $108,993 and $58,360, respectively.

Annual Report

34

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was ..38% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$81	$—
Class T	0%	.25%	322	2
Class B	65%	.25%	1,067	772
Class C	75%	.25%	497	55
			$1,967	$829

Sales Load. FDC receives a front end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$24
Class T	16
Class B*	393
Class C*	12
$445

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Mortgage Securities Fund shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees for Fidelity Mortgage Securities Fund include an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$128.24
Class T		275.21
Class B		295.25
Class C		106.21
Fidelity Mortgage Securities Fund		2,127.12
Institutional Class		26.17
	$2,957

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month. Effective June 1, 2005, FMR pays these fees.

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b 1 fees, the compensation of the independent trustees or other extraordinary expenses) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annual rate of .01% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM an affiliate of FMR. The Ultra Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment grade debt securities.

Annual Report

36

4. Fees and Other Transactions with Affiliates continued
Affiliated Central Funds continued

The fund’s Schedule of Investments lists the applicable CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objec tives, the CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, the CIP may also participate in derivatives. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete unaudited list of holdings for the CIP is available at the end of this report. In addition, a copy of the CIP’s financial statements is available on the EDGAR Database on the SEC’s website www.sec.gov, or at the Commission’s public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $12,921 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund’s custodian, credits realized as a result of unin vested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $4.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

37 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,		2005			2004
From net investment income
Class A	$		2,029	$	1,954
Class T			4,745		4,349
Class B			3,543		3,827
Class C			1,456		1,788
Fidelity Mortgage Securities Fund		70,651			47,698
Institutional Class			610		443
Total		$83,034		$	60,059
From net realized gain
Class A	$		287	$	889
Class T			691		1,953
Class B			700		2,324
Class C			301		1,223
Fidelity Mortgage Securities Fund			8,396		17,203
Institutional Class			75		191
Total		$10,450		$	23,783

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005		2004
Class A
Shares sold	1,644	1,641		$18,382	$18,405
Reinvestment of distributions	179	217		2,002	2,435
Shares redeemed	(2,106)	(3,086)		(23,537)	(34,550)
Net increase (decrease)	(283)	(1,228)		$(3,153)	$(13,710)
Class T
Shares sold	3,841	4,195		$43,073	$47,196
Reinvestment of distributions	458	522		5,128	5,858
Shares redeemed	(4,417)	(6,866)		(49,428)	(77,143)
Net increase (decrease)	(118)	(2,149)		$(1,227)	$(24,089)
Class B
Shares sold	374	713		$4,184	$8,013
Reinvestment of distributions	308	449		3,440	5,030
Shares redeemed	(3,340)	(5,387)		(37,334)	(60,324)
Net increase (decrease)	(2,658)	(4,225)		$(29,710)	$(47,281)

Annual Report

38

9. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class C
Shares sold	501	835	$5,615	$9,365
Reinvestment of distributions	124	207	1,386	2,314
Shares redeemed	(2,018)	(4,707)	(22,545)	(52,702)
Net increase (decrease)	(1,393)	(3,665)	$(15,544)	$(41,023)
Fidelity Mortgage
Securities Fund
Shares sold	60,281	53,695	$676,321	$604,255
Reinvestment of distributions	6,543	5,298	73,241	59,524
Shares redeemed	(37,075)	(39,584)	(414,945)	(444,008)
Net increase (decrease)	29,749	19,409	$334,617	$219,771
Institutional Class
Shares sold	733	482	$8,212	$5,417
Reinvestment of distributions	44	39	496	433
Shares redeemed	(476)	(772)	(5,316)	(8,663)
Net increase (decrease)	301	(251)	$3,392	$(2,813)

39 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Mortgage Securities Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 19, 2005

Annual Report

40

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information includes more information about the Trustees. To request a free copy, please call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Mortgage Securities (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Adminis trative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

42

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

44

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corpora tion (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the Uni versity of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

46

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Mortgage Securities. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Mortgage Securities. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Mortgage Securities. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a port folio manager in the Bond Group (1997 2004).

George Fischer (44)

Year of Election or Appointment: 2003

Vice President of Advisor Mortgage Securities. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Mortgage Securities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Annual Report

48

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Mortgage Securities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice Presi dent and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Mortgage Securities. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Mortgage Securities. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mortgage Securities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Mortgage Securities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mortgage Securities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Mortgage Securities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Mortgage Securities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manag er (1999 2000). In addition, Mr. Robins served as Assistant Chief Ac countant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Invest ments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Advisor Mortgage Securities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Annual Report

50

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Mortgage Securities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Mortgage Securities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Mortgage Securities. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

51 Annual Report

Distributions

A total of .09% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

52

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

53 Annual Report

Proxy Voting Results - continued

	# of	% of
	Votes	Votes

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

Annual Report

54

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mortgage Securities Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a

Annual Report

56

large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, as applicable, the returns of Class C and the retail class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and the retail class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the relative investment performance of the retail class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of the retail class of the fund has compared favorably to its benchmark over time, although the fund’s one year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for

Annual Report

58

management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 22% would mean that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund’s management contract that lowered the fund’s individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund’s management fee rate from 43 basis points to 33 basis points.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, Class B, Institutional Class, and Fidelity Mortgage Securities Fund (retail class) ranked below its competitive median for 2004, and the total expenses of Class C ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class’s total expenses by 10 basis points and the total expenses of Class C would have ranked below the median.

The Board also considered that on May 19, 2005, it approved changes (effective June 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total “fund level” expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the “class level” transfer agent fee for Fidelity Mortgage Securities Fund (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Mortgage Securities Fund (retail class) to 45 basis points. These new contractual arrangements may not be increased without Board approval. The fund’s Advisor classes continue to be subject to different class level expenses (transfer agent fees and 12b 1 fees).

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board noted that because the new contractual arrangements set the total fund level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. However, the Board realized that the 35 basis point fee rate was below the lowest

Annual Report

60

management fee available under the old contractual arrangements. The maximum benefit that a decrease in the group fee rate could provide the fund would be a reduction in the management fee to approximately 39 basis points (compared to total fund level expenses of 35 basis points under the new contractual arrangements).

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund’s management fee rate from 43 basis points to 33 basis points and the reduction in each class’s total expenses by 10 basis points would deliver significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

62

     The following is a complete listing of investments for Fidelity’s fixed income central fund as of October 31, 2005 which is a direct or indirect investment of Fidelity Mortgage Securities Fund.

These underlying holdings of the Fidelity fixed income central funds are not included in the Schedule of Investments as part of the Financial Statements.

63 Annual Report

Fidelity Ultra-Short Central Fund

Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Nonconvertible Bonds 4.7%
	Principal	Value
	Amount

CONSUMER DISCRETIONARY – 1.0%
Auto Components 0.3%
DaimlerChrysler NA Holding Corp.:
4.3138% 9/10/07 (d)	$16,665,000	$16,705,413
4.43% 5/24/06 (d)	4,700,000	4,711,816
		21,417,229
Media – 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,148,400
Cox Communications, Inc. (Reg. S) 4.4069%
12/14/07 (d)	12,140,000	12,231,062
Cox Radio, Inc. 6.625% 2/15/06	5,575,000	5,601,637
Liberty Media Corp. 5.37% 9/17/06 (d)	16,694,000	16,808,354
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,327,790
		51,117,243

TOTAL CONSUMER DISCRETIONARY		72,534,472

ENERGY 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,641,441

FINANCIALS – 1.5%
Capital Markets 0.1%
State Street Capital Trust II 4.29% 2/15/08 (d)	10,000,000	10,004,800
Commercial Banks – 0.4%
Santander US Debt SA Unipersonal 4.2406%
10/21/08 (a)(d)	15,000,000	14,994,240
Wells Fargo & Co. 3.8738% 3/10/08 (d)	16,600,000	16,600,149
		31,594,389
Consumer Finance – 0.3%
MBNA Europe Funding PLC 3.97% 9/7/07 (a)(d)	19,925,000	19,921,035
Insurance – 0.1%
Oil Insurance Ltd. 4.115% 10/6/06 (a)(d)	6,710,000	6,706,994
Thrifts & Mortgage Finance – 0.6%
Countrywide Financial Corp. 4.275% 4/11/07 (d)	11,025,000	11,036,411
Residential Capital Corp. 5.385% 6/29/07 (a)(d)	14,150,000	14,285,416
Washington Mutual Bank 3.9363% 8/25/08 (d)	16,325,000	16,331,726
		41,653,553

TOTAL FINANCIALS		109,880,771

Annual Report 64

Nonconvertible Bonds continued
	Principal	Value
	Amount

TELECOMMUNICATION SERVICES – 1.1%
Diversified Telecommunication Services – 1.0%
British Telecommunications PLC 7.875% 12/15/05	$18,145,000	$18,216,001
France Telecom SA 7.2% 3/1/06	5,600,000	5,648,054
GTE Corp. 6.36% 4/15/06	9,000,000	9,063,801
SBC Communications, Inc. 4.389% 6/5/06 (a)	15,315,000	15,281,001
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	5,997,360
Telefonos de Mexico SA de CV 4.5% 11/19/08	10,240,000	10,018,376
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,749,626
		70,974,219
Wireless Telecommunication Services – 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,547,696

TOTAL TELECOMMUNICATION SERVICES		76,521,915

UTILITIES – 0.9%
Electric Utilities – 0.1%
FirstEnergy Corp. 5.5% 11/15/06	7,752,000	7,796,915
Gas Utilities 0.2%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,259,611
Multi-Utilities – 0.6%
Dominion Resources, Inc. 4.27% 9/28/07 (d)	17,150,000	17,150,909
DTE Energy Co. 6.45% 6/1/06	13,190,000	13,312,957
NiSource, Inc. 3.628% 11/1/06	8,410,000	8,297,146
Sempra Energy 4.75% 5/15/09	5,500,000	5,400,632
		44,161,644

TOTAL UTILITIES		61,218,170

TOTAL NONCONVERTIBLE BONDS
(Cost $332,282,297)		331,796,769

U.S. Government Agency Obligations 0.8%

Federal Home Loan Bank 0% 12/28/05 (c)	2,000,000	1,987,524
Freddie Mac 0% 9/29/06	58,700,000	56,291,011
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $58,343,898)		58,278,535

65 Annual Report

Investments (Unaudited) continued

Asset Backed Securities 31.7%
	Principal	Value
	Amount
Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 4.3375% 7/25/34 (d)	$7,112,368	$7,122,452
Series 2004-3 Class 2A4, 4.3875% 10/25/34 (d)	10,777,421	10,798,210
Series 2004-4 Class A2D, 4.3875% 1/25/35 (d)	3,024,509	3,032,439
Series 2005-1:
Class M1, 4.5075% 4/25/35 (d)	11,280,000	11,283,784
Class M2, 4.7275% 4/25/35 (d)	5,275,000	5,288,502
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.6875% 6/25/32 (d)	1,842,987	1,859,743
Series 2002-HE2 Class M1, 4.8875% 8/25/32 (d)	18,631,213	18,697,799
Series 2003-FM1 Class M2, 5.8875% 11/25/32 (d) .	3,015,000	3,040,472
Series 2003-HS1:
Class M1, 4.7875% 6/25/33 (d)	800,000	803,725
Class M2, 5.7875% 6/25/33 (d)	856,000	869,893
Series 2003-NC1 Class M1, 4.8175% 7/25/33 (d)	1,600,000	1,608,045
Series 2004-HE1:
Class M1, 4.5375% 2/25/34 (d)	2,193,000	2,194,543
Class M2, 5.1375% 2/25/34 (d)	2,475,000	2,476,513
Series 2004-OP1:
Class M1, 4.5575% 4/25/34 (d)	4,420,000	4,424,175
Class M2, 5.0875% 4/25/34 (d)	6,240,000	6,329,673
Series 2005-HE2:
Class M1, 4.4775% 4/25/35 (d)	1,530,000	1,529,935
Class M2, 4.4875% 4/25/35 (d)	1,803,000	1,802,216
Class M3, 4.5175% 4/25/35 (d)	1,040,000	1,041,169
Class M4, 4.6775% 4/25/35 (d)	1,340,000	1,341,492
Series 2005-HE3:
Class A2A, 4.1375% 5/25/35 (d)	6,479,098	6,479,710
Class A2B, 4.2475% 5/25/35 (d)	4,370,000	4,367,746
Series 2005-SD1 Class A1, 4.4375% 11/25/50 (d)	2,201,641	2,204,227
Aesop Funding II LLC Series 2005-1A Class A2, 4.06%
4/20/09 (a)(d)	8,800,000	8,801,193
American Express Credit Account Master Trust:
Series 2002-6 Class B, 4.42% 3/15/10 (d)	5,000,000	5,027,519
Series 2004-1 Class B, 4.22% 9/15/11 (d)	5,775,000	5,797,268
Series 2004-C Class C, 4.47% 2/15/12 (a)(d)	14,647,039	14,680,935
Series 2005-1 Class A, 4% 10/15/12 (d)	15,455,000	15,484,663
Series 2005-6 Class C, 4.22% 3/15/11 (a)(d)	9,085,000	9,082,547
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,866,618
Series 2003-AM Class A4B, 4.36% 11/6/09 (d)	11,352,650	11,382,713
Series 2003-BX Class A4B, 4.27% 1/6/10 (d)	3,174,903	3,183,160
Series 2003-CF Class A3, 2.75% 10/9/07	7,314,903	7,294,188

Annual Report

66

Asset Backed Securities continued
	Principal	Value
	Amount
AmeriCredit Automobile Receivables Trust: – continued
Series 2005-1 Class C, 4.73% 7/6/10	$15,500,000	$ 15,332,099
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.7375% 8/25/32 (d)	2,523,714	2,533,852
Series 2003-1:
Class A2, 4.4475% 2/25/33 (d)	75,411	75,424
Class M1, 4.9375% 2/25/33 (d)	6,150,000	6,186,041
Series 2003-3 Class M1, 4.8375% 3/25/33 (d)	1,590,000	1,597,924
Series 2003-6:
Class M1, 4.7975% 8/25/33 (d)	7,560,000	7,609,129
Class M2, 5.8875% 5/25/33 (d)	2,750,000	2,801,355
Series 2003-11 Class M1, 4.7275% 1/25/34 (d)	2,995,000	3,023,395
Series 2003-AR1 Class M1, 5.1875% 1/25/33 (d)	7,000,000	7,062,460
Series 2004-R2:
Class M1, 4.4675% 4/25/34 (d)	1,230,000	1,229,950
Class M2, 4.5175% 4/25/34 (d)	950,000	949,961
Class M3, 4.5875% 4/25/34 (d)	3,500,000	3,499,857
Class M4, 5.0875% 4/25/34 (d)	4,500,000	4,499,811
Series 2004-R9 Class A3, 4.3575% 10/25/34 (d)	7,983,292	7,993,585
Series 2005-R1:
Class M1, 4.4875% 3/25/35 (d)	5,710,000	5,707,599
Class M2, 4.5175% 3/25/35 (d)	1,925,000	1,924,221
Series 2005-R2 Class M1, 4.4875% 4/25/35 (d)	12,500,000	12,499,470
Amortizing Residential Collateral Trust:
Series 2002-BC1 Class M2, 5.1375% 1/25/32 (d)	658,030	660,900
Series 2002-BC3 Class A, 4.3675% 6/25/32 (d)	2,411,175	2,418,359
Series 2002-BC6 Class M1, 4.7875% 8/25/32 (d)	24,900,000	25,087,069
Series 2002-BC7:
Class M1, 4.8375% 10/25/32 (d)	10,000,000	10,028,130
Class M2, 4.9375% 10/25/32 (d)	5,575,000	5,601,112
ARG Funding Corp.:
Series 2005-1A Class A2, 4.1% 4/20/09 (a)(d)	11,000,000	10,986,250
Series 2005-2A Class A2, 4.11% 5/20/09 (a)(d)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.8375% 9/25/33 (d)	20,000,000	20,581,260
Series 2003-W7 Class A2, 4.4275% 3/1/34 (d)	3,359,730	3,366,582
Series 2004-W5 Class M1, 4.6375% 4/25/34 (d)	3,960,000	3,964,656
Series 2004-W7:
Class M1, 4.5875% 5/25/34 (d)	4,085,000	4,084,828
Class M2, 4.6375% 5/25/34 (d)	3,320,000	3,319,862

67 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 4.35% 4/15/33 (d)	$11,498	$11,497
Class M1, 4.87% 4/15/33 (d)	11,365,000	11,409,578
Series 2003-HE3:
Class M1, 4.8% 6/15/33 (d)	2,185,000	2,195,876
Class M2, 5.97% 6/15/33 (d)	10,000,000	10,156,850
Series 2003-HE4 Class M2, 5.97% 8/15/33 (d)	5,695,000	5,773,315
Series 2003-HE5 Class A2A, 4.33% 8/15/33 (d)	43,174	43,171
Series 2003-HE6 Class M1, 4.6875% 11/25/33 (d) .	3,475,000	3,498,285
Series 2004-HE2 Class M1, 4.5875% 4/25/34 (d)	6,060,000	6,082,391
Series 2004-HE3:
Class M1, 4.5775% 6/25/34 (d)	1,450,000	1,457,513
Class M2, 5.1575% 6/25/34 (d)	3,350,000	3,390,758
Series 2004-HE6 Class A2, 4.3975% 6/25/34 (d)	14,200,440	14,228,720
Series 2005-HE2:
Class M1, 4.4875% 3/25/35 (d)	8,250,000	8,259,426
Class M2, 4.5375% 3/25/35 (d)	2,065,000	2,070,589
Series 2005-HE3 Class A4, 4.2375% 4/25/35 (d)	11,650,000	11,651,799
Series 2005-HE6 Class A2B, 4.2875% 7/25/35 (d)	10,000,000	10,011,523
Bank One Issuance Trust:
Series 2002-B1 Class B1, 4.35% 12/15/09 (d)	20,655,000	20,730,358
Series 2002-B3 Class B, 4.33% 8/15/08 (d)	14,500,000	14,501,949
Series 2002-C1 Class C1, 4.93% 12/15/09 (d)	7,980,000	8,060,392
Series 2003-C4 Class C4, 5% 2/15/11 (d)	14,910,000	15,196,998
Bayview Financial Acquisition Trust Series 2004-C Class
A1, 4.49% 5/28/44 (d)	7,542,899	7,557,924
Bayview Financial Asset Trust Series 2003-F Class A,
4.57% 9/28/43 (d)	8,681,613	8,700,137
Bayview Financial Mortgage Loan Trust Series 2004-A
Class A, 4.52% 2/28/44 (d)	5,007,203	5,021,783
Bear Stearns Asset Backed Securities, Inc. Series 2005-3
Class A1, 4.4875% 9/25/35 (d)	3,883,729	3,883,574
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 4.5375% 2/25/35 (d)	6,655,000	6,657,160
Class M2, 4.7875% 2/25/35 (d)	2,430,000	2,438,039
Series 2005-HE5 Class 1A1, 4.1475% 6/25/35 (d)	8,551,193	8,550,773
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,247,432	2,222,511
Series 2003-1 Class B, 4.44% 6/15/10 (a)(d)	4,586,078	4,597,226
Series 2003-2 Class B, 4.25% 1/15/09 (d)	2,205,651	2,209,063
Series 2005-1 Class B, 4.345% 6/15/10 (d)	5,725,000	5,757,286

Annual Report

68

Asset Backed Securities continued
	Principal	Value
	Amount
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 4.25% 1/15/10 (d)	$9,630,000	$9,649,960
Series 2004-B Class A4, 4.08% 8/15/11 (d)	16,300,000	16,305,203
Capital One Master Trust:
Series 1999-3 Class B, 4.45% 9/15/09 (d)	5,000,000	5,001,109
Series 2001-1 Class B, 4.48% 12/15/10 (d)	19,500,000	19,631,949
Series 2001-8A Class B, 4.52% 8/17/09 (d)	9,585,000	9,623,581
Series 2002-4A Class B, 4.47% 3/15/10 (d)	6,000,000	6,025,753
Capital One Multi-Asset Execution Trust Series 2003-B1
Class B1, 5.14% 2/17/09 (d)	15,470,000	15,529,018
Capital Trust Ltd. Series 2004-1:
Class A2, 4.45% 7/20/39 (a)(d)	2,968,000	2,967,819
Class B, 4.75% 7/20/39 (a)(d)	1,550,000	1,549,899
Class C, 5.1% 7/20/39 (a)(d)	1,994,000	1,993,860
Carrington Mortgage Loan Trust Series 2005-FRE1,
4.27% 7/25/28 (d)	15,580,000	15,580,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 5.0675% 1/25/32 (d)	3,011,477	3,013,877
Series 2002-HE2 Class M1, 4.7375% 1/25/33 (d)	9,278,431	9,303,430
Series 2002-HE3:
Class M1, 5.1375% 3/25/33 (d)	21,339,884	21,552,940
Class M2, 5.8913% 3/25/33 (d)	9,968,976	10,085,547
Series 2003-HE1:
Class M1, 4.5413% 8/25/33 (d)	1,907,142	1,913,564
Class M2, 5.5913% 8/25/33 (d)	4,369,996	4,413,584
Series 2003-HE2 Class A, 3.9913% 10/25/33 (d)	711,304	711,544
Series 2003-HE3:
Class M1, 4.7375% 11/25/33 (d)	2,254,989	2,275,001
Class M2, 5.7875% 11/25/33 (d)	1,719,992	1,748,101
Series 2004-HE2 Class M2, 5.2375% 7/26/34 (d)	2,345,000	2,365,376
Cendant Timeshare Receivables Funding LLC Series
2005 1A Class 2A2, 4.18% 5/20/17 (a)(d)	8,913,698	8,913,698
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 4.45% 3/16/09 (d)	1,305,000	1,310,274
Series 2003-6 Class C, 4.77% 2/15/11 (d)	16,400,000	16,649,472
Series 2004-1 Class B, 4.17% 5/15/09 (d)	4,105,000	4,104,720
Citibank Credit Card Issuance Trust:
Series 2001-B2 Class B2, 4.3038% 12/10/08 (d)	11,945,000	11,986,087
Series 2002-B1 Class B1, 4.2906% 6/25/09 (d)	9,010,000	9,036,081
Series 2002-C1 Class C1, 4.7369% 2/9/09 (d)	17,500,000	17,667,794
Series 2003-B1 Class B1, 4.0763% 3/7/08 (d)	25,000,000	25,016,290
Series 2003-C1 Class C1, 5.2% 4/7/10 (d)	17,785,000	18,161,062

69 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Citigroup Mortgage Loan Trust Series 2003-HE4 Class
A, 4.4475% 12/25/33 (a)(d)	$7,432,367	$7,433,138
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 4.08% 6/15/11 (d)	18,000,000	17,998,465
Class B, 4.37% 6/15/11 (d)	2,280,000	2,279,804
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 4.4675% 5/25/33 (d)	1,157,888	1,160,675
Series 2003-BC1 Class M2, 6.0375% 9/25/32 (d)	11,065,000	11,176,165
Series 2003-SD3 Class A1, 4.4575% 12/25/32 (a)(d)	687,059	690,247
Series 2004-2 Class M1, 4.5375% 5/25/34 (d)	5,200,000	5,208,709
Series 2004-3:
Class 3A4, 4.2875% 8/25/34 (d)	412,288	412,601
Class M1, 4.5375% 6/25/34 (d)	1,475,000	1,477,797
Series 2004-4:
Class A, 4.4075% 8/25/34 (d)	1,961,528	1,963,288
Class M1, 4.5175% 7/25/34 (d)	3,650,000	3,660,690
Class M2, 4.5675% 6/25/34 (d)	4,395,000	4,399,463
Series 2005-1:
Class 1AV2, 4.2375% 7/25/35 (d)	8,780,000	8,779,655
Class M1, 4.4575% 8/25/35 (d)	19,600,000	19,586,072
Class MV1, 4.4375% 7/25/35 (d)	3,135,000	3,133,772
Class MV2, 4.4775% 7/25/35 (d)	3,765,000	3,762,365
Class MV3, 4.5175% 7/25/35 (d)	1,560,000	1,561,446
Series 2005-3 Class MV1, 4.4575% 8/25/35 (d)	11,125,000	11,116,835
Series 2005-AB1 Class A2, 4.2475% 8/25/35 (d)	17,520,000	17,519,308
Series 2005-BC1 Class 2A2, 4.2375% 5/25/35 (d)	8,375,000	8,376,044
Series 2005-IM1 Class A1, 4.1675% 11/25/35 (d)	15,693,686	15,693,099
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 4.4275% 4/25/34 (d)	1,994,191	2,002,512
Series 2004-FRE1:
Class A2, 4.3875% 4/25/34 (d)	1,609,084	1,609,023
Class M3, 4.6875% 4/25/34 (d)	5,885,000	5,884,753
Discover Card Master Trust I:
Series 2003-4 Class B1, 4.3% 5/16/11 (d)	8,155,000	8,200,137
Series 2005-1 Class B, 4.12% 9/16/10 (d)	12,750,000	12,737,910
Fannie Mae guaranteed REMIC pass thru certificates
Series 2004-T5 Class AB3, 4.4295% 5/28/35 (d)	4,568,090	4,569,678
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.7175% 11/25/33 (d)	1,300,000	1,312,574
Class M2, 5.7875% 11/25/33 (d)	700,000	718,402
Series 2004-1 Class M2, 5.1375% 1/25/35 (d)	3,700,000	3,741,806

Annual Report

70

Asset Backed Securities continued
	Principal	Value
	Amount
Fieldstone Mortgage Investment Corp.: – continued
Series 2004-2 Class M2, 5.1875% 7/25/34 (d)	$9,890,000	$9,889,591
Series 2004-3 Class M5, 5.4875% 8/25/34 (d)	2,000,000	2,033,125
Series 2005-2 Class 2A1, 4.1575% 12/25/35 (d)	16,103,387	16,102,782
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 4.1275% 3/25/35 (d)	5,908,015	5,908,943
Series 2005-FF2 Class M6, 4.7375% 3/25/35 (d)	6,950,000	6,957,787
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.5875% 3/25/34 (d)	400,000	400,630
Class M4, 4.9375% 3/25/34 (d)	300,000	302,755
First USA Credit Card Master Trust Series 2001-4
Class B, 4.34% 1/12/09 (d)	15,000,000	15,013,395
First USA Secured Note Trust Series 2001-3 Class C,
5.0469% 11/19/08 (a)(d)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2,
4.4% 10/15/07 (d)	19,600,000	19,667,314
Ford Credit Floorplan Master Owner Trust Series
2005-1:
Class A, 4.12% 5/15/10 (d)	9,590,000	9,586,859
Class B, 4.41% 5/15/10 (d)	2,625,000	2,624,142
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 4.2575% 2/25/34 (d)	2,021,821	2,022,951
Class M1, 4.4875% 2/25/34 (d)	750,000	750,203
Class M2, 4.5375% 2/25/34 (d)	800,000	800,707
Series 2004-C Class 2A2, 4.5875% 8/25/34 (d)	10,000,000	10,056,854
Series 2004-D Class 3A2, 4.3175% 11/25/34 (d)	1,943,288	1,947,852
Series 2005-2 Class 2A1, 4.1475% 6/25/35 (d)	13,331,597	13,328,239
Series 2005 A:
Class 2A2, 4.2775% 2/25/35 (d)	11,850,000	11,862,015
Class M1, 4.4675% 1/25/35 (d)	1,603,000	1,608,248
Class M2, 4.4975% 1/25/35 (d)	2,325,000	2,326,479
Class M3, 4.5275% 1/25/35 (d)	1,250,000	1,252,804
Class M4, 4.7175% 1/25/35 (d)	925,000	931,194
GE Business Loan Trust Series 2003-1 Class A, 4.4%
4/15/31 (a)(d)	4,971,452	4,998,487
GE Capital Credit Card Master Note Trust Series 2005-2
Class B, 4.17% 6/15/11 (d)	6,475,000	6,474,447
Gracechurch Card Funding No. 9 PLC Series 2005-2:
Class B, 3.9818% 9/15/10 (d)	3,560,000	3,560,000
Class C, 4.1418% 9/15/10 (d)	13,000,000	13,000,000

71 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Gracechurch Card Funding PLC:
Series 5:
Class B, 4.2% 8/15/08 (d)	$1,520,000	$1,520,503
Class C, 4.9% 8/15/08 (d)	5,580,000	5,598,466
Series 6 Class B, 4.16% 2/17/09 (d)	1,030,000	1,030,848
Series 8 Class C, 4.3% 6/15/10 (d)	18,450,000	18,494,769
GSAMP Trust:
Series 2002-HE Class M1, 5.25% 11/20/32 (d)	2,882,888	2,920,157
Series 2002-NC1:
Class A2, 4.3575% 7/25/32 (d)	54,777	55,154
Class M1, 4.6775% 7/25/32 (d)	8,861,000	8,943,613
Series 2003-FM1 Class M1, 4.82% 3/20/33 (d)	12,735,683	12,854,395
Series 2004-FM1:
Class M1, 4.6875% 11/25/33 (d)	2,865,000	2,864,880
Class M2, 5.4375% 11/25/33 (d)	1,975,000	2,008,707
Series 2004-FM2:
Class M1, 4.5375% 1/25/34 (d)	3,500,000	3,499,854
Class M2, 5.1375% 1/25/34 (d)	1,500,000	1,499,937
Class M3, 5.3375% 1/25/34 (d)	1,500,000	1,499,937
Series 2004-HE1:
Class M1, 4.5875% 5/25/34 (d)	4,045,000	4,044,832
Class M2, 5.1875% 5/25/34 (d)	1,750,000	1,767,968
Series 2005-9 Class 2A1, 4.1575% 8/25/35 (d)	15,279,742	15,276,959
Series 2005-FF2 Class M5, 4.6675% 3/25/35 (d)	3,500,000	3,506,671
Series 2005-HE2 Class M, 4.4675% 3/25/35 (d)	8,780,000	8,776,166
Series 2005-MTR1 Class A1, 4.21% 10/25/35 (d)	18,390,000	18,390,000
Series 2005-NC1 Class M1, 4.4875% 2/25/35 (d)	9,010,000	9,013,075
Guggenheim Structured Real Estate Funding Ltd. Series
2005-1 Class C, 5.1175% 5/25/30 (a)(d)	14,000,000	13,956,027
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.8375% 6/25/32 (d)	10,000,000	10,011,830
Series 2002-3 Class A5, 4.4775% 2/25/33 (d)	2,763	2,766
Series 2002-5:
Class A3, 4.5575% 5/25/33 (d)	864,556	865,483
Class M1, 5.2375% 5/25/33 (d)	13,800,000	13,923,924
Series 2003-1:
Class A2, 4.5075% 6/25/33 (d)	2,762,401	2,764,458
Class M1, 5.0375% 6/25/33 (d)	8,335,000	8,369,998
Series 2003-2:
Class A2, 4.4175% 8/25/33 (d)	131,317	131,716
Class M1, 4.9175% 8/25/33 (d)	2,245,000	2,271,293
Series 2003-3:
Class A2, 4.3975% 8/25/33 (d)	1,179,683	1,181,162

Annual Report

72

Asset Backed Securities continued
	Principal	Value
	Amount
Home Equity Asset Trust: – continued
Series 2003-3:
Class M1, 4.8975% 8/25/33 (d)	$8,185,000	$8,236,817
Series 2003-4:
Class M1, 4.4413% 10/25/33 (d)	3,415,000	3,435,348
Class M2, 5.5413% 10/25/33 (d)	4,040,000	4,084,929
Series 2003-5:
Class A2, 4.3875% 12/25/33 (d)	3,346,855	3,358,312
Class M1, 4.7375% 12/25/33 (d)	3,175,000	3,198,007
Class M2, 5.7675% 12/25/33 (d)	1,345,000	1,374,875
Series 2003-7 Class A2, 4.4175% 3/25/34 (d)	2,484,650	2,489,725
Series 2004-2 Class A2, 4.3275% 7/25/34 (d)	4,709,805	4,709,701
Series 2004-3:
Class M1, 4.6075% 8/25/34 (d)	2,015,000	2,023,438
Class M2, 5.2375% 8/25/34 (d)	2,200,000	2,238,164
Series 2004-4 Class A2, 4.3575% 10/25/34 (d)	6,925,327	6,948,829
Series 2004-6 Class A2, 4.3875% 12/25/34 (d)	7,687,430	7,710,760
Series 2004-7 Class A3, 4.4275% 1/25/35 (d)	8,269,780	8,305,007
Series 2005-1:
Class M1, 4.4675% 5/25/35 (d)	9,705,000	9,708,066
Class M2, 4.4875% 5/25/35 (d)	5,780,000	5,775,843
Class M3, 4.5375% 5/25/35 (d)	5,825,000	5,820,936
Series 2005-2:
Class 2A2, 4.2375% 7/25/35 (d)	13,170,000	13,172,228
Class M1, 4.4875% 7/25/35 (d)	10,085,000	10,084,575
Series 2005-3 Class M1, 4.4475% 8/25/35 (d)	9,450,000	9,442,272
Series 2005-5 Class 2A2, 4.2875% 11/25/35 (d)	15,000,000	15,023,153
Household Affinity Credit Card Master Note Trust I Series
2003-3 Class B, 4.26% 8/15/08 (d)	10,000,000	10,009,594
Household Home Equity Loan Trust:
Series 2002-2 Class A, 4.3% 4/20/32 (d)	2,946,287	2,946,505
Series 2002-3 Class A, 4.45% 7/20/32 (d)	2,386,113	2,387,496
Series 2003-1 Class M, 4.63% 10/20/32 (d)	651,415	652,027
Series 2003-2:
Class A, 4.33% 9/20/33 (d)	2,382,075	2,386,003
Class M, 4.58% 9/20/33 (d)	1,120,170	1,122,431
Series 2004-1 Class M, 4.52% 9/20/33 (d)	2,259,260	2,263,727
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.65% 2/20/33 (d)	1,349,057	1,352,972
Series 2004-HC1:
Class A, 4.35% 2/20/34 (d)	3,814,039	3,823,683
Class M, 4.5% 2/20/34 (d)	2,305,982	2,307,083
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 4.52% 1/18/11 (d)	8,850,000	8,864,849

73		Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Household Private Label Credit Card Master Note Trust I:
– continued
Series 2002-2:
Class A, 4.14% 1/18/11 (d)	$9,000,000	$9,010,293
Class B, 4.52% 1/18/11 (d)	14,275,000	14,343,189
Series 2002-3 Class B, 5.22% 9/15/09 (d)	4,150,000	4,150,583
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.46% 1/20/35 (d)	2,773,855	2,774,235
Class M2, 4.49% 1/20/35 (d)	2,077,166	2,077,450
Ikon Receivables Funding LLC Series 2003-1 Class A3A,
4.21% 12/17/07 (d)	1,611,166	1,611,380
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 4.2875% 6/25/35 (d)	9,579,192	9,578,816
Class M1, 4.5075% 6/25/35 (d)	4,100,000	4,098,270
Class M2, 4.5275% 6/25/35 (d)	2,775,000	2,773,859
Class M3, 4.5575% 6/25/35 (d)	1,975,000	1,977,792
Keycorp Student Loan Trust Series 1999-A Class A2,
4.34% 12/27/09 (d)	14,973,894	15,019,563
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 4.3575% 6/25/33 (d)	58,756	58,762
Class M1, 4.8575% 6/25/33 (d)	19,500,000	19,581,206
Series 2003-3 Class M1, 4.7875% 7/25/33 (d)	7,770,000	7,812,659
Series 2004-2:
Class M1, 4.5675% 6/25/34 (d)	4,275,000	4,284,648
Class M2, 5.1175% 6/25/34 (d)	1,400,000	1,415,181
Series 2005-2 Class 2A2, 4.2175% 4/25/35 (d)	12,000,000	12,003,389
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.7675% 4/25/33 (d)	3,500,000	3,519,150
Class M2, 5.8875% 4/25/33 (d)	1,500,000	1,528,792
Series 2004-FRE1 Class M1, 4.5875% 7/25/34 (d)	5,223,000	5,244,583
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 4.345% 10/15/08 (d)	30,000,000	30,028,077
Series 2001-B2 Class B2, 4.33% 1/15/09 (d)	30,353,000	30,398,800
Series 2002-B2 Class B2, 4.35% 10/15/09 (d)	20,000,000	20,076,876
Series 2002-B4 Class B4, 4.47% 3/15/10 (d)	14,800,000	14,902,873
Series 2003-B2 Class B2, 4.36% 10/15/10 (d)	1,530,000	1,544,431
Series 2003-B3 Class B3, 4.345% 1/18/11 (d)	1,130,000	1,136,068
Series 2003-B5 Class B5, 4.34% 2/15/11 (d)	705,000	709,961
Series 2005-C3 Class C, 4.2156% 3/15/11 (d)	22,170,000	22,178,868
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 4.48% 9/15/10 (d)	7,800,000	7,842,020

Annual Report

74

Asset Backed Securities continued
	Principal	Value
	Amount
MBNA Master Credit Card Trust II: – continued
Series 1998-G Class B, 4.37% 2/17/09 (d)	$20,000,000	$ 20,028,252
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 4.5375% 7/25/34 (d)	2,125,000	2,124,913
Class M2, 4.5875% 7/25/34 (d)	375,000	374,985
Class M3, 4.9875% 7/25/34 (d)	775,000	774,968
Class M4, 5.1375% 7/25/34 (d)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1
Class M1, 4.7375% 7/25/34 (d)	2,321,000	2,334,686
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 6.1375% 11/25/32 (d) .	2,370,000	2,422,701
Series 2003-NC5 Class M2, 6.0375% 4/25/33 (d)	2,800,000	2,824,177
Series 2003-NC6 Class M2, 5.5913% 6/27/33 (d)	12,835,000	13,174,880
Series 2003-NC7 Class M1, 4.7375% 6/25/33 (d)	1,785,000	1,790,428
Series 2003-NC8 Class M1, 4.7375% 9/25/33 (d)	2,350,000	2,379,882
Series 2004-HE6 Class A2, 4.3775% 8/25/34 (d)	5,570,704	5,587,885
Series 2004-NC2 Class M1, 4.5875% 12/25/33 (d) .	2,595,000	2,604,318
Series 2004-NC6 Class A2, 4.3775% 7/25/34 (d)	2,516,517	2,521,972
Series 2005-1:
Class M2, 4.5075% 12/25/34 (d)	4,425,000	4,429,651
Class M3, 4.5575% 12/25/34 (d)	4,000,000	4,008,476
Series 2005-HE1:
Class A3B, 4.2575% 12/25/34 (d)	3,885,000	3,889,159
Class M1, 4.4875% 12/25/34 (d)	1,100,000	1,103,689
Class M2, 4.5075% 12/25/34 (d)	2,970,000	2,974,258
Series 2005-HE2:
Class M1, 4.4375% 1/25/35 (d)	2,665,000	2,673,107
Class M2, 4.4775% 1/25/35 (d)	1,900,000	1,899,204
Series 2005-NC1:
Class M1, 4.4775% 1/25/35 (d)	2,425,000	2,434,945
Class M2, 4.5075% 1/25/35 (d)	2,425,000	2,427,570
Class M3, 4.5475% 1/25/35 (d)	2,425,000	2,431,926
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.8875% 2/25/32 (d)	1,510,288	1,511,461
Class M2, 5.4375% 2/25/32 (d)	4,603,090	4,608,908
Series 2001-NC4 Class M1, 5.0375% 1/25/32 (d)	3,827,881	3,835,822
Series 2002-AM3 Class A3, 4.5275% 2/25/33 (d)	705,709	708,519
Series 2002-HE1 Class M1, 4.6375% 7/25/32 (d)	5,860,000	5,893,761
Series 2002-HE2 Class M1, 4.7375% 8/25/32 (d)	9,925,000	9,960,791
Series 2002-NC3 Class A3, 4.3775% 8/25/32 (d)	147,864	148,087
Series 2002-OP1 Class M1, 4.7875% 9/25/32 (d)	3,894,745	3,905,510

75 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Morgan Stanley Dean Witter Capital I Trust: – continued
Series 2003-NC1:
Class M1, 5.0875% 11/25/32 (d)	$2,391,382	$2,405,650
Class M2, 6.0875% 11/25/32 (d)	1,880,000	1,896,152
New Century Home Equity Loan Trust:
Series 2003-2 Class M2, 6.0375% 1/25/33 (d)	4,600,000	4,662,422
Series 2003-6 Class M1, 4.7575% 1/25/34 (d)	5,180,000	5,212,467
Series 2005-1:
Class M1, 4.4875% 3/25/35 (d)	4,395,000	4,396,442
Class M2, 4.5175% 3/25/35 (d)	4,395,000	4,396,380
Class M3, 4.5575% 3/25/35 (d)	2,120,000	2,125,828
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 4.11% 6/15/09 (d)	10,770,981	10,778,573
Series 2004-A Class A4A, 4.04% 6/15/10 (d)	10,570,000	10,580,910
Series 2005-A Class A4, 4.05% 8/15/11 (d)	17,595,000	17,595,000
NovaStar Home Equity Loan Series 2004-1:
Class M1, 4.4875% 6/25/34 (d)	1,450,000	1,451,143
Class M4, 5.0125% 6/25/34 (d)	2,435,000	2,444,812
Ocala Funding LLC Series 2005-1A Class A, 5.5%
3/20/10 (a)(d)	3,675,000	3,675,000
Ownit Mortgage Loan Asset-Backed Certificates:
Series 2005-3 Class A2A, 4.1575% 6/25/36 (d)	14,515,775	14,516,348
Series 2005-4 Class A2A1, 4.19% 9/25/36 (d)	16,135,000	16,135,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.6675% 9/25/34 (d)	3,745,000	3,776,511
Class M2, 4.7175% 9/25/34 (d)	1,755,000	1,765,509
Class M3, 5.2875% 9/25/34 (d)	3,355,000	3,390,352
Class M4, 5.4875% 9/25/34 (d)	4,700,000	4,753,092
Series 2004-WCW2 Class A2, 4.4175%
10/25/34 (d)	5,824,706	5,837,945
Series 2005-WCH1:
Class A3B, 4.2575% 1/25/35 (d)	2,775,000	2,779,423
Class M2, 4.5575% 1/25/35 (d)	4,175,000	4,177,976
Class M3, 4.5975% 1/25/35 (d)	3,290,000	3,299,520
Class M5, 4.9175% 1/25/35 (d)	3,095,000	3,112,483
Series 2005-WHQ2 Class M7, 5.2875% 5/25/35 (d)	5,950,000	5,949,735
People’s Choice Home Loan Securities Trust Series
2005-2:
Class A1, 4.1475% 9/25/24 (d)	4,927,321	4,928,138
Class M4, 4.6675% 5/25/35 (d)	6,000,000	6,024,279

Annual Report

76

Asset Backed Securities continued
	Principal	Value
	Amount
Providian Gateway Master Trust Series 2002-B Class A,
4.67% 6/15/09 (a)(d)	$15,000,000	$ 15,012,471
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.6175% 5/25/35 (d)	1,040,000	1,044,401
Series 2005-KS7 Class A1, 4.1375% 8/25/35 (d)	9,636,299	9,635,938
Residential Asset Mortgage Products, Inc.:
Series 2004-RS10 Class MII2, 5.2875% 10/25/34 (d)	5,500,000	5,584,285
Series 2005-SP2 Class 1A1, 4.1875% 6/25/35 (d)	14,610,240	14,609,688
Salomon Brothers Mortgage Securities VII, Inc. Series
2003-HE1 Class A, 4.4375% 4/25/33 (d)	587,231	589,810
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 4.5675% 3/25/35 (d)	4,415,000	4,418,774
Series 2004-2 Class MV1, 4.6175% 8/25/35 (d)	4,495,000	4,506,945
Series 2005-1 Class A2B, 4.2575% 5/25/35 (d)	16,056,000	16,068,191
Securitized Asset Backed Receivables LLC Trust Series
2004-NC1 Class M1, 4.5575% 2/25/34 (d)	2,910,000	2,912,660
Specialty Underwriting & Residential Finance Series
2003-BC4 Class M1, 4.6375% 11/25/34 (d)	1,810,000	1,819,056
Structured Asset Securities Corp.:
Series 2004-GEL1 Class A, 4.3975% 2/25/34 (d)	846,212	846,179
Series 2005-5N Class 3A1A, 4.36% 11/25/35 (d)	16,485,000	16,485,000
Superior Wholesale Inventory Financing Trust VII Series
2003-A8 Class CTFS, 4.42% 3/15/11 (a)(d)	10,835,000	10,826,536
Superior Wholesale Inventory Financing Trust XII Series
2005-A12 Class C, 5.17% 6/15/10 (d)	6,840,000	6,851,853
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 4.4675% 9/25/34 (d)	1,638,761	1,646,869
Series 2003-6HE Class A1, 4.5075% 11/25/33 (d)	1,272,592	1,275,009
Series 2005-14HE Class AF1, 4.1875% 8/25/36 (d) .	8,103,933	8,101,960
Series 2005-8HE Class A1, 4.1575% 7/25/35 (a)(d)	6,537,368	6,537,120
Whinstone Capital Management Ltd. Series 1A Class B3,
5.25% 10/25/44 (a)(d)	22,670,000	22,670,000

TOTAL ASSET BACKED SECURITIES
(Cost $2,237,410,687)		2,243,469,956

Collateralized Mortgage Obligations 19.2%

Private Sponsor – 12.6%

Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 4.4375% 2/25/35 (d)	7,584,900	7,604,266
Series 2004-4 Class 5A2, 4.4375% 3/25/35 (d)	3,037,919	3,044,931
Series 2005-1 Class 5A2, 4.3675% 5/25/35 (d)	5,226,606	5,209,702

77 Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Adjustable Rate Mortgage Trust floater: – continued
Series 2005-10:
Class 5A1, 4.2975% 1/25/36 (d)	$14,636,473	$ 14,642,547
Class 5A2, 4.3575% 1/25/36 (d)	673,278	673,620
Series 2005-2:
Class 6A2, 4.3175% 6/25/35 (d)	2,345,886	2,347,353
Class 6M2, 4.5175% 6/25/35 (d)	10,145,000	10,144,959
Series 2005-3 Class 8A2, 4.2775% 7/25/35 (d)	15,594,232	15,604,103
Series 2005-4 Class 7A2, 4.2675% 8/25/35 (d)	7,729,948	7,734,926
Series 2005-8 Class 7A2, 4.3175% 11/25/35 (d)	6,961,922	6,966,454
American Home Mortgage Investment Trust Series
2005-4 Class 1A1, 4.3275% 3/25/35 (d)	11,074,068	11,074,068
Bear Stearns Adjustable Rate Mortgage Trust Series
2005-6 Class 1A1, 5.1587% 8/25/35 (d)	17,637,633	17,618,019
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 4.3175% 1/25/35 (d)	18,187,600	18,227,385
Series 2005-2 Class 1A1, 4.2875% 3/25/35 (d)	12,483,344	12,491,146
Series 2005-5 Class 1A1, 4.2575% 7/25/35 (d)	16,603,364	16,603,364
Countrywide Alternative Loan Trust planned
amortization class Series 2003-5T2 Class A2,
4.4375% 5/25/33 (d)	4,710,594	4,713,059
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 4.4375% 3/25/34 (d)	4,370,940	4,368,289
Series 2004-AR3 Class 6A2, 4.4075% 4/25/34 (d)	1,791,631	1,793,643
Series 2004-AR4 Class 5A2, 4.4075% 5/25/34 (d)	1,732,185	1,731,147
Series 2004-AR5 Class 11A2, 4.4075% 6/25/34 (d)	2,499,661	2,494,726
Series 2004-AR6 Class 9A2, 4.4075% 10/25/34 (d)	3,067,195	3,070,119
Series 2004-AR7 Class 6A2, 4.4175% 8/25/34 (d)	4,582,954	4,587,966
Series 2004-AR8 Class 8A2, 4.4175% 9/25/34 (d)	3,423,958	3,431,010
CWALT, Inc. floater Series 2005-56 Class 3A1,
4.3275% 11/25/35 (d)	8,393,362	8,393,362
First Horizon Mortgage pass thru Trust floater Series
2004-FL1 Class 2A1, 4.6706% 12/25/34 (d)	3,158,837	3,154,469
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.97% 12/21/24 (d)	5,300,000	5,297,516
Class B1, 4.02% 12/20/54 (d)	7,050,000	7,045,594
Class M1, 4.12% 12/20/54 (d)	5,300,000	5,296,688
Series 2005-2 Class C1, 4.6741% 12/20/54 (d)	7,975,000	7,972,508
Series 2005-4:
Class C1, 4.455% 12/20/54 (d)	6,800,000	6,794,688
Class M2, 4.305% 12/20/54 (d)	6,500,000	6,494,922

Annual Report 78

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 4.1% 3/20/44 (d)		$1,415,000	$ 1,415,221
Class 1C, 4.79% 3/20/44 (d)		4,075,000	4,087,734
Class 1M, 4.3% 3/20/44 (d)		4,935,000	4,938,856
Series 2004-2:
Class 1A2, 3.96% 6/20/28 (d)		4,162,129	4,162,129
Class 1B, 4.06% 6/20/44 (d)		786,975	787,068
Class 1C, 4.59% 6/20/44 (d)		2,865,039	2,869,516
Class 1M, 4.17% 6/20/44 (d)		2,104,806	2,103,930
Series 2004-3:
Class 1B, 4.05% 9/20/44 (d)		2,100,000	2,099,706
Class 1C, 4.48% 9/20/44 (d)		5,415,000	5,422,527
Class 1M, 4.16% 9/20/44 (d)		1,200,000	1,200,000
Harborview Mortgage Loan Trust floater Series 2005-2
Class 2A1A, 4.2169% 5/19/35 (d)		11,057,256	11,026,157
Holmes Financing No. 7 PLC floater Series 2 Class M,
4.95% 7/15/40 (d)		2,560,000	2,562,276
Holmes Financing No. 8 PLC floater Series 2:
Class A, 4.23% 4/15/11 (d)		25,000,000	25,011,720
Class B, 4.32% 7/15/40 (d)		2,695,000	2,696,684
Class C, 4.87% 7/15/40 (d)		10,280,000	10,318,550
Home Equity Asset Trust floater Series 2005-3 Class
2A1, 4.1275% 8/25/35 (d)		5,420,106	5,420,896
Homestar Mortgage Acceptance Corp. floater Series
2004-5 Class A1, 4.4875% 10/25/34 (d)		3,850,388	3,862,743
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 4.4075% 3/25/35 (d)		7,507,128	7,508,594
Series 2004-6 Class 1A2, 4.4275% 10/25/34 (d)		2,912,064	2,917,267
Series 2005-1:
Class M1, 4.4975% 4/25/35 (d)		2,910,758	2,908,484
Class M2, 4.5375% 4/25/35 (d)		5,095,876	5,092,890
Class M3, 4.5675% 4/25/35 (d)		1,250,396	1,249,419
Class M4, 4.7875% 4/25/35 (d)		737,939	738,832
Class M5, 4.8075% 4/25/35 (d)		737,939	737,939
Class M6, 4.8575% 4/25/35 (d)		1,180,701	1,180,240
Series 2005-2 Class 1A2, 4.3475% 4/25/35 (d)		11,979,616	11,970,257
Series 2005-3 Class A1, 4.2775% 8/25/35 (d)		13,855,192	13,835,167
Series 2005-4 Class 1B1, 5.3375% 5/25/35 (d)		4,802,714	4,796,711
Series 2005-6 Class 1M3, 4.6475% 10/25/35 (d)	.	3,288,184	3,288,205
Series 2005-7:
Class M1, 4.5175% 11/25/35 (d)		1,760,398	1,760,398

79			Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Impac CMB Trust floater: – continued
Series 2005-7:
Class M2, 4.5575% 11/25/35 (d)	$ 1,321,545	$1,321,545
Class M3, 4.6575% 11/25/35 (d)	6,597,753	6,597,753
Class M4, 4.6975% 11/25/35 (d)	3,160,738	3,160,738
Lehman Structured Securities Corp. floater Series
2005-1 Class A2, 4.4275% 9/26/45 (a)(d)	14,678,988	14,678,988
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 4.3075%
3/25/35 (d)	9,845,804	9,857,136
Series 2004-6 Class 4A2, 4.1657% 7/25/34 (d)	5,616,200	5,591,704
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 4.4275% 3/25/28 (d)	6,560,863	6,593,904
Series 2003-B Class A1, 4.3775% 4/25/28 (d)	6,872,995	6,910,549
Series 2003-D Class A, 4.3475% 8/25/28 (d)	6,231,345	6,240,406
Series 2003-E Class A2, 4.3831% 10/25/28 (d)	8,221,763	8,224,497
Series 2003-F Class A2, 4.7106% 10/25/28 (d)	10,892,134	10,893,340
Series 2004-A Class A2, 4.6206% 4/25/29 (d)	9,559,711	9,545,095
Series 2004-B Class A2, 3.79% 6/25/29 (d)	7,460,019	7,446,309
Series 2004-C Class A2, 3.95% 7/25/29 (d)	10,858,858	10,830,077
Series 2004-D Class A2, 4.4131% 9/25/29 (d)	8,028,772	8,030,671
Series 2004-E:
Class A2B, 4.7306% 11/25/29 (d)	7,068,178	7,056,076
Class A2D, 4.9206% 11/25/29 (d)	1,643,762	1,649,956
Series 2004-G Class A2, 3.95% 11/25/29 (d)	3,398,617	3,397,874
Series 2005-A Class A2, 4.6206% 2/25/30 (d)	9,503,014	9,494,621
Mortgage Asset Backed Securities Trust floater Series
2002-NC1 Class M1, 4.8875% 10/25/32 (d)	2,477,799	2,485,909
MortgageIT Trust floater:
Series 2004-2:
Class A1, 4.4075% 12/25/34 (d)	4,551,460	4,564,709
Class A2, 4.4875% 12/25/34 (d)	6,157,376	6,205,631
Series 2005-2 Class 1A1, 4.2975% 5/25/35 (d)	4,661,832	4,666,267
Opteum Mortgage Acceptance Corp. floater Series
2005-3 Class APT, 4.3275% 7/25/35 (d)	18,114,499	18,125,113
Permanent Financing No. 3 PLC floater Series 2 Class
C, 4.8838% 6/10/42 (d)	4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class
C, 4.5538% 6/10/42 (d)	15,400,000	15,475,238
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.4838% 6/10/42 (d)	4,215,000	4,240,489
Series 3 Class C, 4.6538% 6/10/42 (d)	8,890,000	8,978,900

Annual Report 80

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Permanent Financing No. 6 PLC floater Series 6 Class
2C, 4.2888% 6/10/42 (d)	$5,350,000	$5,344,539
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.9238% 6/10/42 (d)	2,000,000	1,999,747
Class 1C, 4.1138% 6/10/42 (d)	3,840,000	3,849,303
Class 2C, 4.1638% 6/10/42 (d)	8,065,000	8,052,714
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 4.1638% 6/10/42 (d)	7,165,000	7,161,496
Class 2C, 4.2338% 6/10/42 (d)	9,945,000	9,940,127
Residential Asset Mortgage Products, Inc.:
sequential pay Series 2003-SL1 Class 3A1, 7.125%
4/25/31	4,119,361	4,167,491
Series 2005-AR5 Class 1A1, 4.903% 9/19/35 (d)	4,889,795	4,861,800
Residential Finance LP/Residential Finance Development
Corp. floater Series 2003-A:
Class B4, 5.74% 3/10/35 (a)(d)	5,467,132	5,549,139
Class B5, 6.29% 3/10/35 (a)(d)	5,657,969	5,780,451
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 4.5375% 11/25/34 (d) .	2,107,156	2,115,813
Series 2003-RP2 Class A1, 4.4875% 6/25/33 (a)(d)	3,315,839	3,326,719
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 4.37% 9/20/33 (d)	9,319,902	9,312,393
Series 2003-7 Class A2, 3.835% 1/20/34 (d)	7,756,289	7,754,427
Series 2004-1 Class A, 4.15% 2/20/34 (d)	4,964,373	4,955,156
Series 2004-10 Class A4, 4.7% 11/20/34 (d)	8,610,164	8,610,454
Series 2004-3 Class A, 4.61% 5/20/34 (d)	8,547,809	8,517,022
Series 2004-4 Class A, 4.62% 5/20/34 (d)	10,827,309	10,821,335
Series 2004-5 Class A3, 3.77% 6/20/34 (d)	7,329,017	7,325,582
Series 2004-6:
Class A3A, 4.6575% 6/20/35 (d)	6,256,392	6,252,478
Class A3B, 4.08% 7/20/34 (d)	782,049	781,578
Series 2004-7:
Class A3A, 4.365% 8/20/34 (d)	6,310,983	6,302,327
Class A3B, 4.59% 7/20/34 (d)	1,135,629	1,138,148
Series 2004-8 Class A2, 4.41% 9/20/34 (d)	10,894,841	10,894,080
Series 2005-1 Class A2, 4.1% 2/20/35 (d)	6,482,716	6,423,622
Series 2005-2 Class A2, 4.29% 3/20/35 (d)	10,734,944	10,734,944
Series 2005-3 Class A1, 4.2% 5/20/35 (d)	8,079,028	8,067,692
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2001-14 Class A1, 4.3475% 7/25/35 (d)	10,509,687	10,509,687
Structured Asset Securities Corp. floater Series
2004-NP1 Class A, 4.4375% 9/25/33 (a)(d)	2,103,178	2,104,353

81		Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Thornburg Mortgage Securities Trust floater:
Series 2004-3 Class A, 4.4075% 9/25/34 (d)		$19,456,231	$ 19,503,848
Series 2005-3 Class A4, 4.3075% 10/25/35 (d)		17,145,173	17,145,173
WAMU Mortgage pass thru certificates floater:
Series 2005-AR11 Class A1C1, 4.2375%
8/25/45 (d)		13,783,094	13,766,411
Series 2005-AR13 Class A1C1, 4.2275%
10/25/45 (d)		24,096,000	24,096,000
Series 2005 AR6 Class 2A 1A, 4.2675%
4/25/45 (d)		5,889,413	5,871,883
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.6924% 8/25/34 (d)		19,585,545	19,472,865
Series 2005-AR12 Class 2A1, 4.3217% 7/25/35 (d)		27,787,900	27,382,116

TOTAL PRIVATE SPONSOR			891,646,523
U.S. Government Agency 6.6%
Fannie Mae:
floater:
Series 2000-38 Class F, 4.48% 11/18/30 (d)		995,921	1,003,966
Series 2000-40 Class FA, 4.5375% 7/25/30 (d)	.	2,190,892	2,200,400
Series 2002-89 Class F, 4.3375% 1/25/33 (d)		3,187,694	3,191,828
target amortization class Series G94-2 Class D,
6.45% 1/25/24		4,292,048	4,366,145
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 4.38% 8/18/31 (d)		2,301,689	2,310,006
Series 2001-38 Class QF, 5.0175% 8/25/31 (d)	.	9,222,276	9,415,477
Series 2001-44 Class FB, 4.3375% 9/25/31 (d)		2,051,921	2,057,720
Series 2001-46 Class F, 4.38% 9/18/31 (d)		5,909,533	5,943,157
Series 2002-11 Class QF, 4.5375% 3/25/32 (d)	.	4,100,362	4,136,788
Series 2002-36 Class FT, 4.5375% 6/25/32 (d)		1,384,520	1,396,568
Series 2002-64 Class FE, 4.33% 10/18/32 (d)		2,067,724	2,075,862
Series 2002-65 Class FA, 4.3375% 10/25/17 (d)		2,186,401	2,187,173
Series 2002-74 Class FV, 4.4875% 11/25/32 (d) .		7,648,005	7,705,114
Series 2003-11:
Class DF, 4.4875% 2/25/33 (d)		2,733,089	2,754,235
Class EF, 4.4875% 2/25/33 (d)		1,960,271	1,983,566
Series 2003-119 Class FK, 4.5375% 5/25/18 (d)		2,500,000	2,524,026
Series 2003-131 Class FM, 4.4375% 12/25/29 (d)		3,376,656	3,387,013
Series 2003-15 Class WF, 4.3875% 8/25/17 (d)	.	5,280,328	5,301,540
Series 2003-63 Class F1, 4.3375% 11/25/27 (d)		5,394,619	5,396,503

Annual Report 82

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
U.S. Government Agency continued
Fannie Mae guaranteed REMIC pass thru certificates: -
continued
floater:
Series 2005-45 Class XA, 4.3775% 6/25/35 (d)	.	$73,249,659	$ 73,200,530
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27		590,521	589,119
Series 2001-62 Class PG, 6.5% 10/25/30		2,511,215	2,510,355
Series 2001-76 Class UB, 5.5% 10/25/13		309,366	308,621
Series 2002-16 Class QD, 5.5% 6/25/14		218,824	218,885
Series 2002-28 Class PJ, 6.5% 3/25/31		3,203,563	3,200,583
Series 2002-8 Class PD, 6.5% 7/25/30		1,881,871	1,883,967
Series 2005-72 Class FG, 4.2875% 5/25/35 (d)	.	51,057,386	50,398,399
Freddie Mac:
floater:
Series 2510 Class FE, 4.37% 10/15/32 (d)		5,615,165	5,648,291
0% 9/15/35 (d)		854,545	839,590
planned amortization class Series 2353 Class PC,
6.5% 9/15/15		819,058	819,247
Freddie Mac Manufactured Housing participation
certificates guaranteed floater Series 2338 Class FJ,
4.17% 7/15/31 (d)		4,843,627	4,743,688
Freddie Mac Multi-class participation certificates
guaranteed:
floater:
Series 2395 Class FA, 4.57% 6/15/29 (d)		1,061,071	1,067,691
Series 2406:
Class FP, 4.95% 1/15/32 (d)		10,161,927	10,435,429
Class PF, 4.95% 12/15/31 (d)		8,125,000	8,282,268
Series 2410 Class PF, 4.95% 2/15/32 (d)		18,644,444	19,089,093
Series 2474 Class FJ, 4.32% 7/15/17 (d)		4,218,175	4,205,962
Series 2526 Class FC, 4.37% 11/15/32 (d)		2,911,348	2,921,401
Series 2538 Class FB, 4.37% 12/15/32 (d)		6,057,691	6,087,551
Series 2551 Class FH, 4.42% 1/15/33 (d)		2,851,273	2,863,125
Series 2553 Class FB, 4.47% 3/15/29 (d)		21,880,000	21,568,761
Series 2577 Class FW, 4.47% 1/15/30 (d)		17,245,000	17,337,309
Series 2861:
Class GF, 4.27% 1/15/21 (d)		4,612,987	4,616,961
Class JF, 4.27% 4/15/17 (d)		6,734,770	6,730,054
Series 2994 Class FB, 4.12% 6/15/20 (d)		6,534,535	6,517,744
planned amortization class:
Series 2136 Class PE, 6% 1/15/28		9,612,165	9,632,449
Series 2394 Class ND, 6% 6/15/27		68,498	68,375
Series 2395 Class PE, 6% 2/15/30		3,815,362	3,829,008

83			Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates
guaranteed: – continued
planned amortization class:
Series 2398 Class DK, 6.5% 1/15/31	$ 184,650	$184,511
Series 2410 Class ML, 6.5% 12/15/30	588,224	588,194
Series 2420 Class BE, 6.5% 12/15/30	469,381	468,777
Series 2443 Class TD, 6.5% 10/15/30	1,310,729	1,312,874
Series 2461 Class PG, 6.5% 1/15/31	1,618,427	1,625,038
Series 2650 Class FV, 4.37% 12/15/32 (d)	13,874,304	13,638,281
Series 2776 Class UJ, 4.5% 5/15/20 (e)	6,428,126	285,631
Series 2828 Class JA, 4.5% 1/15/10	10,477,886	10,454,508
Series 3013 Class AF, 4.22% 5/15/35 (d)	80,518,692	80,202,101
sequential pay Series 2430 Class ZE, 6.5% 8/15/27	189,756	189,415
Ginnie Mae guaranteed REMIC pass thru securities
floater:
Series 2001-46 Class FB, 4.32% 5/16/23 (d)	2,745,384	2,758,274
Series 2001-50 Class FV, 4.17% 9/16/27 (d)	8,430,463	8,429,377
Series 2002-24 Class FX, 4.52% 4/16/32 (d)	2,371,980	2,394,249
Series 2002-31 Class FW, 4.37% 6/16/31 (d)	3,254,054	3,273,493
Series 2002-5 Class KF, 4.37% 8/16/26 (d)	423,079	423,157

TOTAL U.S. GOVERNMENT AGENCY		465,179,423

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,359,764,567)		1,356,825,946

Commercial Mortgage Securities 5.2%

Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 4.29% 11/15/15 (a)(d)	5,038,226	5,042,271
Series 2005-BBA6:
Class B, 4.18% 1/15/19 (a)(d)	2,800,000	2,799,791
Class C, 4.22% 1/15/19 (a)(d)	2,857,948	2,857,486
Class D, 4.27% 1/15/19 (a)(d)	2,800,000	2,799,782
Class E, 4.31% 1/15/19 (a)(d)	1,750,000	1,749,859
Class F, 4.36% 1/15/19 (a)(d)	1,170,000	1,169,906
Class G, 4.39% 1/15/19 (a)(d)	915,000	914,926
Series 2005-BOCA:
Class H, 4.92% 12/15/16 (a)(d)	2,065,000	2,062,582
Class J, 5.07% 12/15/16 (a)(d)	1,020,000	1,018,806
Class K, 5.32% 12/15/16 (a)(d)	6,659,000	6,684,287

Annual Report

84

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bank of America Large Loan, Inc.:
floater Series 2005-ESHA:
Class F, 4.6956% 7/14/08 (a)(d)	$ 6,395,000	$6,394,404
Class G, 4.8256% 7/14/08 (a)(d)	4,355,000	4,354,593
Class H, 5.0456% 7/14/08 (a)(d)	5,365,000	5,364,496
Series 2005-ESHA Class X1, 0.266%
7/14/08 (a)(d)(e)	334,645,000	4,876,748
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.2213% 8/25/33 (a)(d)	6,131,942	6,204,790
Series 2003-2:
Class A, 4.6175% 12/25/33 (a)(d)	12,795,257	12,951,661
Class M1, 4.8875% 12/25/33 (a)(d)	2,082,222	2,116,564
Series 2004-1:
Class A, 4.3975% 4/25/34 (a)(d)	6,104,696	6,107,565
Class B, 5.9375% 4/25/34 (a)(d)	634,254	641,513
Class M1, 4.5975% 4/25/34 (a)(d)	554,972	557,400
Class M2, 5.2375% 4/25/34 (a)(d)	475,691	481,265
Series 2004-2:
Class A, 4.4675% 8/25/34 (a)(d)	6,050,490	6,063,741
Class M1, 4.6175% 8/25/34 (a)(d)	1,950,939	1,958,560
Series 2004-3:
Class A1, 4.4075% 1/25/35 (a)(d)	6,413,935	6,420,926
Class A2, 4.4575% 1/25/35 (a)(d)	891,444	891,723
Class M1, 4.5375% 1/25/35 (a)(d)	1,068,989	1,070,435
Class M2, 5.0375% 1/25/35 (a)(d)	697,167	701,313
Series 2005-2A:
Class M1, 4.5075% 8/25/35 (a)(d)	1,285,466	1,285,466
Class M2, 4.5275% 8/25/35 (a)(d)	2,116,075	2,116,075
Class M3, 4.5875% 8/25/35 (a)(d)	1,171,752	1,171,752
Class M4, 4.7375% 8/25/35 (a)(d)	1,077,814	1,077,814
Series 2005-3A:
Class A1, 4.3575% 11/25/35 (a)(d)	6,384,023	6,384,023
Class M1, 4.4775% 11/25/35 (a)(d)	898,455	898,455
Class M2, 4.5275% 11/25/35 (a)(d)	1,262,829	1,262,829
Class M3, 4.5475% 11/25/35 (a)(d)	1,128,060	1,128,060
Class M4, 4.6375% 11/25/35 (a)(d)	1,407,580	1,407,580
Bear Stearns Commercial Mortgage Securities, Inc.
floater:
Series 2003 BA1A:
Class JFCM, 5.5456% 4/14/15 (a)(d)	1,344,296	1,346,856
Class KFCM, 5.7956% 4/14/15 (a)(d)	1,436,661	1,439,544
Class LFCM, 6.1956% 4/14/15 (a)(d)	1,601,905	1,601,894
Class MFCM, 6.4956% 4/14/15 (a)(d)	2,218,251	2,218,234

85 Annual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bear Stearns Commercial Mortgage Securities, Inc.
floater: – continued
Series 2004-BBA3 Class E, 4.67% 6/15/17 (a)(d)	$10,415,000	$10,456,288
Chase Commercial Mortgage Securities Corp. floater
Series 2000-FL1A:
Class B, 4.39% 12/12/13 (a)(d)	64,803	63,507
Class C, 4.74% 12/12/13 (a)(d)	1,793,345	1,793,345
COMM floater:
Series 2001-FL5A Class E, 5.47% 11/15/13 (a)(d)	2,993,291	2,992,245
Series 2002-FL6:
Class F, 5.42% 6/14/14 (a)(d)	11,163,000	11,177,655
Class G, 5.87% 6/14/14 (a)(d)	5,000,000	4,999,069
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 4.27% 9/15/14 (a)(d)	3,570,000	3,572,874
Class G, 4.95% 9/15/14 (a)(d)	1,345,000	1,345,496
Class H, 5.05% 9/15/14 (a)(d)	1,430,000	1,430,527
Class J, 5.57% 9/15/14 (a)(d)	490,000	491,238
Class K, 5.97% 9/15/14 (a)(d)	770,000	771,276
Class L, 6.17% 9/15/14 (a)(d)	625,000	624,798
Series 2004-HTL1:
Class B, 4.42% 7/15/16 (a)(d)	426,802	427,044
Class D, 4.52% 7/15/16 (a)(d)	969,949	970,093
Class E, 4.72% 7/15/16 (a)(d)	694,177	694,400
Class F, 4.77% 7/15/16 (a)(d)	734,671	735,046
Class H, 5.27% 7/15/16 (a)(d)	2,129,763	2,130,390
Class J, 5.42% 7/15/16 (a)(d)	818,412	818,653
Class K, 6.32% 7/15/16 (a)(d)	921,324	921,070
Series 2005-F10A:
Class B, 4.2% 4/15/17 (a)(d)	7,080,000	7,074,745
Class C, 4.24% 4/15/17 (a)(d)	3,006,000	3,000,535
Class D, 4.28% 4/15/17 (a)(d)	2,440,000	2,437,716
Class E, 4.34% 4/15/17 (a)(d)	1,821,000	1,819,296
Class F, 4.38% 4/15/17 (a)(d)	1,035,000	1,034,716
Class G, 4.52% 4/15/17 (a)(d)	1,035,000	1,034,944
Class H, 4.59% 4/15/17 (a)(d)	1,035,000	1,034,375
Class I, 4.82% 4/15/17 (a)(d)	335,000	334,615
Class MOA3, 4.27% 3/15/20 (a)(d)	4,590,000	4,589,759
CS First Boston Mortgage Securities Corp.:
floater:
Series 2004-FL1 Class B, 4.42% 5/15/14 (a)(d)	11,230,000	11,243,092
Series 2004-HC1:
Class A2, 4.47% 12/15/21 (a)(d)	1,475,000	1,474,994

Annual Report

86

Commercial Mortgage Securities continued
		Principal	Value
		Amount
CS First Boston Mortgage Securities Corp.: – continued
floater:
Series 2004-HC1:
Class B, 4.72% 12/15/21 (a)(d)		$3,835,000	$3,834,985
Series 2004-TF2A Class E, 4.39% 11/15/19 (a)(d)		4,450,000	4,451,407
Series 2004-TFL1:
Class A2, 4.16% 2/15/14 (a)(d)		2,468,541	2,468,496
Class E, 4.52% 2/15/14 (a)(d)		2,800,000	2,802,156
Class F, 4.57% 2/15/14 (a)(d)		2,325,000	2,327,270
Class G, 4.82% 2/15/14 (a)(d)		1,875,000	1,878,331
Class H, 5.07% 2/15/14 (a)(d)		1,400,000	1,403,155
Class J, 5.37% 2/15/14 (a)(d)		750,000	753,096
Series 2005-TF2A Class F, 4.47% 11/15/19 (a)(d)	.	1,540,000	1,541,397
Series 2005-TFLA:
Class C, 4.21% 2/15/20 (a)(d)		5,650,000	5,649,977
Class E, 4.3% 2/15/20 (a)(d)		3,955,000	3,954,984
Class F, 4.35% 2/15/20 (a)(d)		1,745,000	1,744,993
Class G, 4.49% 2/15/20 (a)(d)		505,000	504,998
Class H, 4.72% 2/15/20 (a)(d)		715,000	714,997
sequential pay Series 1997-C2 Class A2, 6.52%
1/17/35		216,019	216,340
GMAC Commercial Mortgage Securities, Inc. floater
Series 2001-FL1A Class E, 4.79% 2/11/11 (a)(d)		149,543	148,685
GS Mortgage Securities Corp. II floater Series
2005-FL7A Class A1, 4.05% 11/6/19 (a)(d)		4,485,077	4,484,848
John Hancock Tower Mortgage Trust floater Series
2003-C5A Class B, 6.4245% 4/10/15 (a)(d)		8,245,000	8,245,000
Lehman Brothers Floating Rate Commercial Mortgage
Trust floater:
Series 2003 LLFA:
Class A2, 4.3356% 12/16/14 (a)(d)		11,700,000	11,704,021
Class B, 4.5456% 12/16/14 (a)(d)		4,615,000	4,621,689
Class C, 4.6456% 12/16/14 (a)(d)		4,982,000	4,991,057
Series 2005-LLFA Class FAIR, 5.62% 7/15/18 (a)(d)	.	4,360,000	4,360,000
Morgan Stanley Capital I, Inc. floater Series 2005-XLF:
Class B, 4.18% 8/15/19 (a)(d)		6,705,000	6,583,683
Class C, 4.21% 8/15/19 (a)(d)		525,000	515,513
Class D, 4.23% 8/15/19 (a)(d)		1,915,000	1,880,424
Class E, 4.25% 8/15/19 (a)(d)		1,745,000	1,713,521
Class F, 4.29% 8/15/19 (a)(d)		1,220,000	1,198,029
Class G, 4.34% 8/15/19 (a)(d)		870,000	854,366
Class H, 4.36% 8/15/19 (a)(d)		695,000	682,522
Class J, 4.43% 8/15/19 (a)(d)		525,000	515,603
Morgan Stanley Dean Witter Capital I Trust floater Series
2002-XLF Class F, 6.03% 8/5/14 (a)(d)		4,686,084	4,686,077

87 Annual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Salomon Brothers Mortgage Securities VII, Inc.:
floater Series 2001-CDCA:
Class C, 4.77% 2/15/13 (a)(d)	$ 4,711,321	$ 4,701,102
Class D, 4.77% 2/15/13 (a)(d)	4,000,000	3,987,840
Series 2000-NL1 Class E, 7.0607% 10/15/30 (a)(d) .	3,154,031	3,159,372
SDG Macerich Properties LP floater Series 2000-1 Class
A3, 4.31% 5/15/09 (a)(d)	18,000,000	17,994,375
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A
Class A, 4.5175% 3/24/18 (a)(d)	6,810,222	6,810,222
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2004-WHL3:
Class A2, 4.15% 3/15/14 (a)(d)	3,510,000	3,510,547
Class E, 4.47% 3/15/14 (a)(d)	2,190,000	2,191,214
Class F, 4.52% 3/15/14 (a)(d)	1,755,000	1,755,936
Class G, 4.75% 3/15/14 (a)(d)	875,000	875,604
Series 2005-WL5A:
Class KHP1, 4.32% 1/15/18 (a)(d)	1,745,000	1,744,817
Class KHP2, 4.52% 1/15/18 (a)(d)	1,745,000	1,747,856
Class KHP3, 4.82% 1/15/18 (a)(d)	2,060,000	2,062,158
Class KHP4, 4.92% 1/15/18 (a)(d)	1,600,000	1,602,287
Class KHP5, 5.12% 1/15/18 (a)(d)	1,855,000	1,846,325
Series 2005-WL6A:
Class A2, 3.92% 10/15/17 (a)(d)	7,695,000	7,694,699
Class B, 3.97% 10/15/17 (a)(d)	1,540,000	1,539,940
Class D, 4.03% 10/15/17 (a)(d)	3,090,000	3,089,879
Series 2005-WL6A Class AP. 5.24% 10/15/17 (a)(d)	10,000,000	9,999,609

TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $366,509,367)		366,835,178

Certificates of Deposit 2.5%

Credit Agricole SA euro 4.505% 10/16/06	30,000,000	29,953,947
Credit Industriel et Commercial yankee 4.535%
10/17/06	30,000,000	29,962,173
DEPFA BANK PLC yankee 4.265% 9/1/06	30,000,000	29,902,611
Deutsche Bank AG yankee 4.21% 8/24/06	30,000,000	29,900,997
HBOS Treasury Services PLC yankee 4.52% 10/18/06	30,000,000	29,958,372
Societe Generale euro 4.51% 10/16/06	30,000,000	29,955,822

TOTAL CERTIFICATES OF DEPOSIT
(Cost $180,000,000)		179,633,922

Annual Report

88

Commercial Paper 0.4%
	Principal	Value
	Amount
Viacom, Inc. 4.23% 11/29/05
(Cost $28,904,590)	$29,000,000	$ 28,843,255
Interfund Loans 0.7%
With Fidelity Fund, at 4.18%, due 11/1/05 (b)
(Cost $48,550,000)	48,550,000	48,550,000

Cash Equivalents 35.7%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading
account at 4.03%, dated 10/31/05 due 11/1/05) (g)	$2,233,608,107	2,233,358,000
With Goldman Sachs & Co. at 4.16%, dated 8/23/05
due 11/21/05 (Collateralized by Corporate
Obligations valued at $304,500,000, 6.88%–
13.25%, 11/1/08 - 3/1/32) (d)(f)	293,016,000	290,000,000
TOTAL CASH EQUIVALENTS
(Cost $2,523,358,000)		2,523,358,000

TOTAL INVESTMENT PORTFOLIO 100.9%
(Cost $7,135,123,406)		7,137,591,561

NET OTHER ASSETS – (0.9)%		(64,709,737)
NET ASSETS 100%		$ 7,072,881,824

	89	Annual Report

Investments (Unaudited) continued

Futures Contracts
	Expiration	Underlying Face	Unrealized
	Date	Amount at	Appreciation/
		Value	(Depreciation)
Sold

Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$72,182,400	$74,041
49 Eurodollar 90 Day Index Contracts	March 2006	48,419,962	72,749
32 Eurodollar 90 Day Index Contracts	June 2006	31,614,000	47,847
32 Eurodollar 90 Day Index Contracts	Sept. 2006	31,612,400	46,472
31 Eurodollar 90 Day Index Contracts	Dec. 2006	30,624,900	41,001
29 Eurodollar 90 Day Index Contracts	March 2007	28,650,913	35,347
22 Eurodollar 90 Day Index Contracts	June 2007	21,734,625	23,262
21 Eurodollar 90 Day Index Contracts	Sept. 2007	20,745,638	22,379
20 Eurodollar 90 Day Index Contracts	Dec. 2007	19,756,250	21,370
20 Eurodollar 90 Day Index Contracts	March 2008	19,755,500	21,120
13 Eurodollar 90 Day Index Contracts	June 2008	12,840,263	18,586
12 Eurodollar 90 Day Index Contracts	Sept. 2008	11,851,800	17,202
5 Eurodollar 90 Day Index Contracts	Dec. 2008	4,937,813	5,043
3 Eurodollar 90 Day Index Contracts	March 2009	2,962,575	3,013

TOTAL EURODOLLAR CONTRACTS			$449,432

Swap Agreements
	Expiration	Notional	Value
	Date	Amount

Credit Default Swap
Receive from Citibank, upon default event
of DaimlerChrysler NA Holding Corp.,
par value of the notional amount of
DaimlerChrysler NA Holding Corp. 6.5%
11/15/13, and pay quarterly notional
amount multiplied by .8%	June 2007	$14,000,000	$ (132,143)
Receive quarterly notional amount
multiplied by .48% and pay Goldman
Sachs upon default event of TXU Energy
Co. LLC, par value of the notional amount
of TXU Energy Co. LLC 7% 3/15/13	Sept. 2008	13,540,000	(96,730)
Receive quarterly notional amount
multiplied by .78% and pay Goldman
Sachs upon default event of TXU Energy,
par value of the notional amount of TXU
Energy Co. LLC 7% 3/15/13	Dec. 2008	10,650,000	(10,857)

TOTAL CREDIT DEFAULT SWAP		38,190,000	(239,730)

Annual Report

90

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Total Return Swap
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 30 basis points and pay
monthly notional amount multiplied by
the nominal spread deprecation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	$67,500,000	$82,338
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 15 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	48,200,000	52,570
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 25 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by modified duration fac-
tor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	34,590
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 22 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Jan. 2006	35,100,000	39,424

91 Annual Report

Investments (Unaudited) continued

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 7.5 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Nov. 2005	$ 35,100,000	$23,383
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Home Equity
Index and pay monthly a floating rate
based on 1-month LIBOR with Lehman
Brothers, Inc.	May 2006	34,600,000	0
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Index and
pay monthly a floating rate based on the
1-month LIBOR minus 11.1 basis points
with Lehman Brothers, Inc.	Nov. 2005	30,000,000	15,466

TOTAL TOTAL RETURN SWAP		280,500,000	247,771

		$ 318,690,000	$8,041

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $635,471,501
or 9.0% of net assets.

(b) Affiliated entity.

(c) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $993,762.

(d) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(e) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

(f) The maturity amount is based on the
rate at period end.

Annual Report 92

(g) Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement/	Value
Counterparty
$2,233,358,000 due
11/1/05 at 4.03%
Banc of America
Securities LLC.	$ 259,759,905
Bank of America,
National Association	173,173,270
Barclays Capital Inc.	619,094,441
Countrywide Securities
Corporation	173,173,270
Goldman Sachs & Co.	259,759,905
Morgan Stanley & Co.
Incorporated	293,817,373
UBS Securities LLC	346,346,542
Wachovia Capital
Markets, LLC	21,646,659
WestLB AG	86,586,635
$ 2,233,358,000

Income Tax Information

At October 31, 2005, the aggregate cost of investment securities for income tax purposes was $7,134,872,281. Net unrealized appreciation aggregated $2,719,280, of which $9,555,121 related to appreciated investment securities and $6,835,841 related to depreciated investment securities.

93	Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
Fidelity Investments Money Management,
Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

AMORI-UANN-1205 1.784763.102

Fidelity Mortgage Securities Fund (A Class of Fidelity® Advisor Mortgage Securities Fund)

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	21	Statements of assets and liabilities,
		operations, and changes in net assets, as
		well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent	40
Registered Public
Accounting Firm
Trustees and Officers	41
Distributions	52
Proxy Voting Results	53
Board Approval of	55
Investment Advisory
Contracts and
Management Fees
Central Fund Investments	64	Complete list of investments for Fidelity’s
		fixed-income central funds.
To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public
Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s port folio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Fidelity Mortgage Securities Fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and Fidelity Mortgage Securi ties Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Fidelity Mortgage Securities Fund	1.61%	5.82%	6.14%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Mortgage Securities Fund on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Mortgage Backed Securities Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from George Fischer, Portfolio Manager of Fidelity Mortgage Securities Fund

Since its first full year of existence in 1976, the Lehman Brothers® Aggregate Bond Index has had only two calendar years of losses in 1994 and 1999. Whether bonds suffer a similar fate in 2005 remains to be seen. But despite a host of challenges, the Lehman Brothers index managed to gain 1.13% for the 12 month period ending October 31, 2005. It was a volatile climate for investment grade debt. The Federal Reserve Board raised short term interest rates eight times, which lifted the federal funds rate from 1.75% to 3.75% and curbed bond returns. Inflation which can lessen the value of fixed income investments also was a near constant threat. Concern about a potential recession was further cause for alarm, particularly as the yield curve moved closer to becoming inverted. In that scenario, longer term yields, which are typically higher to compensate for the added risk of a longer term investment, fall below short term yields. Against this backdrop, bond prices fell in three of the period’s final four months.

During the past year, Fidelity Mortgage Securities Fund returned 1.61%, while the LipperSM U.S. Mortgage Funds Average gained 1.11% and the Lehman Brothers Mortgage Backed Securities Index returned 1.75% . Mortgage securities outpaced comparable duration U.S. Treasuries during the period, with all of that outperformance coming early on when mortgages were helped by their higher yields and reduced price sensitivity amid rising interest rates. More recently, mortgage securities lagged comparable duration Treasuries as demand for them weakened. The biggest boost to the fund’s performance relative to the index was sector positioning, with prepayment resistant securities performing particularly well. For example, my decision to invest outside the index in commercial mortgage backed securities (CMBS) and collateralized mortgage obligations (CMOs) aided returns because both outpaced mortgage pass through securities during the period. Additionally, my choices among mortgage pass throughs generally worked in our favor, particularly my decision to emphasize prepayment resistant 15 year and discount coupon bonds meaning those with lower coupons. Modestly detracting from returns was the fund’s underweighting in securities issued by Ginnie Mae, which outpaced Fannie Mae and Freddie Mac securities due to a more favorable supply backdrop.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7 Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005 to
	May 1, 2005	October 31, 2005	October 31, 2005
Class A
Actual	$1,000.00	$1,002.60	$3.94**
HypotheticalA	$1,000.00	$1,021.27	$3.97**
Class T
Actual	$1,000.00	$1,001.40	$4.24**
HypotheticalA	$1,000.00	$1,020.97	$4.28**
Class B
Actual	$1,000.00	$998.70	$7.81**
HypotheticalA	$1,000.00	$1,017.39	$7.88**
Class C
Actual	$1,000.00	$998.50	$8.06**
HypotheticalA	$1,000.00	$1,017.14	$8.13**
Fidelity Mortgage Securities Fund
Actual	$1,000.00	$1,004.20	$2.37**
HypotheticalA	$1,000.00	$1,022.84	$2.40**
Institutional Class
Actual	$1,000.00	$1,003.00	$2.68**
HypotheticalA	$1,000.00	$1,022.53	$2.70**

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	78%**
Class T	84%**
Class B	1.55%**
Class C	1.60%**
Fidelity Mortgage Securities Fund	47%**
Institutional Class	53%**

** If contractual expense limitations effective June 1, 2005, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

Annual Report

8

	Annualized Expense
	Ratio	Expenses Paid

Class A	.74%
Actual		$3.74
HypotheticalA		$3.77

Class T	.81%
Actual		$4.09
HypotheticalA		$4.13

Class B	1.50%
Actual		$7.56
HypotheticalA		$7.63

Class C	1.57%
Actual		$7.91
HypotheticalA		$7.98

Fidelity Mortgage Securities Fund	.45%
Actual		$2.27
HypotheticalA		$2.29

Institutional Class	.51%
Actual		$2.57
HypotheticalA		$2.60

A 5% return per year before expenses

9 Annual Report

Investment Changes

Coupon Distribution as of October 31, 2005
	% of fund’s	% of fund’s investments
	investments	6 months ago
Less than 3%	0.4	1.5
3 – 3.99%	1.6	9.2
4 – 4.99%	30.1	22.8
5 – 5.99%	36.9	30.0
6 – 6.99%	14.2	15.7
7% and over	3.4	3.7

Coupon distribution shows the range of stated interest rates on the fund’s investments, excluding short term investments.

Average Years to Maturity as of October 31, 2005
6 months ago
Years	4.5	4.2

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of October 31, 2005
6 months ago
Years	3.3	2.6

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

(dagger) Short term Investments and Net Other Assets are not included in the pie chart.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central fund.

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets
U.S. Government Agency Mortgage Securities 76.5%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – 56.7%
3.472% 4/1/34 (c)	$761	$756
3.739% 1/1/35 (c)	494	485
3.752% 10/1/33 (c)	324	317
3.771% 12/1/34 (c)	394	386
3.787% 12/1/34 (c)	91	89
3.794% 6/1/34 (c)	1,490	1,439
3.815% 1/1/35 (c)	314	308
3.819% 6/1/33 (c)	246	241
3.838% 1/1/35 (c)	922	912
3.869% 1/1/35 (c)	550	547
3.87% 11/1/34 (c)	2,000	1,975
3.875% 6/1/33 (c)	1,318	1,296
3.913% 12/1/34 (c)	293	292
3.917% 10/1/34 (c)	385	381
3.953% 11/1/34 (c)	626	622
3.964% 1/1/35 (c)	417	412
3.968% 5/1/33 (c)	121	119
3.976% 5/1/34 (c)	140	142
3.98% 12/1/34 (c)	389	386
3.997% 1/1/35 (c)	257	254
3.998% 12/1/34 (c)	324	321
4% 6/1/18 to 5/1/19	21,633	20,526
4% 11/1/20 (b)	26,053	24,702
4.008% 12/1/34 (c)	2,138	2,125
4.014% 2/1/35 (c)	296	292
4.018% 12/1/34 (c)	199	197
4.026% 1/1/35 (c)	150	149
4.026% 2/1/35 (c)	267	264
4.031% 1/1/35 (c)	557	552
4.055% 10/1/18 (c)	324	318
4.064% 4/1/33 (c)	119	117
4.064% 1/1/35 (c)	262	259
4.067% 12/1/34 (c)	586	582
4.091% 1/1/35 (c)	573	566
4.102% 2/1/35 (c)	209	207
4.107% 2/1/35 (c)	222	220
4.111% 1/1/35 (c)	595	587
4.112% 2/1/35 (c)	1,085	1,075
4.116% 2/1/35 (c)	534	528
4.125% 1/1/35 (c)	575	572
4.128% 1/1/35 (c)	1,042	1,030
4.133% 11/1/34 (c)	478	475

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.134% 2/1/35 (c)	$655	$651
4.144% 1/1/35 (c)	886	880
4.15% 2/1/35 (c)	565	559
4.172% 1/1/35 (c)	1,119	1,109
4.174% 1/1/35 (c)	478	473
4.183% 11/1/34 (c)	150	149
4.19% 1/1/35 (c)	695	681
4.222% 3/1/34 (c)	313	309
4.237% 10/1/34 (c)	845	846
4.25% 2/1/35 (c)	344	337
4.291% 8/1/33 (c)	705	698
4.294% 1/1/35 (c)	410	405
4.296% 3/1/35 (c)	327	325
4.298% 7/1/34 (c)	280	280
4.311% 5/1/35 (c)	502	496
4.313% 2/1/35 (c)	213	210
4.315% 3/1/33 (c)	167	164
4.315% 1/1/35 (c)	347	342
4.333% 12/1/34 (c)	213	213
4.347% 1/1/35 (c)	337	331
4.367% 2/1/34 (c)	808	798
4.367% 4/1/35 (c)	215	213
4.402% 2/1/35 (c)	512	503
4.414% 5/1/35 (c)	1,018	1,009
4.419% 11/1/34 (c)	4,763	4,742
4.447% 3/1/35 (c)	474	467
4.453% 10/1/34 (c)	1,790	1,785
4.454% 4/1/34 (c)	555	548
4.483% 1/1/35 (c)	554	551
4.485% 8/1/34 (c)	1,088	1,076
4.496% 3/1/35 (c)	1,058	1,039
4.5% 4/1/19 to 4/1/35	290,552	275,252
4.5% 11/1/20 (b)	72,000	69,638
4.501% 5/1/35 (c)	340	335
4.525% 3/1/35 (c)	973	958
4.53% 8/1/34 (c)	621	620
4.55% 2/1/35 (c)	2,265	2,253
4.554% 7/1/35 (c)	1,237	1,228
4.558% 2/1/35 (c)	366	362
4.584% 2/1/35 (c)	3,161	3,113
4.603% 2/1/35 (c)	245	245
4.605% 2/1/35 (c)	1,037	1,024

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – continued
4.652% 11/1/34 (c)	$1,167	$1,155
4.68% 11/1/34 (c)	1,207	1,192
4.734% 3/1/35 (c)	571	565
4.736% 7/1/34 (c)	995	990
4.815% 12/1/34 (c)	970	963
4.821% 12/1/32 (c)	487	486
4.848% 12/1/34 (c)	403	401
5% 9/1/16 to 12/1/34	70,771	69,587
5% 11/1/20 (b)	35,000	34,530
5% 11/1/35 (b)	200,574	192,990
5.121% 5/1/35 (c)	2,394	2,404
5.204% 6/1/35 (c)	1,781	1,791
5.297% 9/1/35 (c)	679	674
5.5% 1/1/09 to 9/1/35	206,712	206,353
5.5% 11/1/35 (b)	62,635	61,793
6% 4/1/06 to 1/1/34	102,333	104,280
6.5% 6/1/23 to 3/1/35	32,525	33,494
6.5% 11/1/35 (b)	40,721	41,803
7% 3/1/17 to 7/1/33	8,140	8,525
7.5% 4/1/22 to 9/1/32	4,002	4,225
8% 9/1/07 to 12/1/29	31	32
8.25% 1/1/13	1	1
8.5% 1/1/16 to 7/1/31	480	511
9% 6/1/09 to 10/1/30	1,031	1,130
9.5% 11/1/06 to 8/1/22	203	222
11% 8/1/10	110	119
12.25% 5/1/13 to 5/1/15	38	42
12.5% 8/1/15 to 3/1/16	55	61
12.75% 2/1/15	5	6
13.5% 9/1/14 to 12/1/14	34	38
		1,214,603
Freddie Mac – 15.0%
4% 4/1/19	5,933	5,614
4.078% 12/1/34 (c)	383	378
4.109% 12/1/34 (c)	550	543
4.192% 1/1/35 (c)	500	494
4.289% 3/1/35 (c)	481	476
4.297% 5/1/35 (c)	835	827
4.309% 12/1/34 (c)	485	476
4.326% 1/1/35 (c)	1,144	1,130
4.362% 3/1/35 (c)	719	705

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Freddie Mac – continued
4.385% 2/1/35 (c)	$1,037	$1,033
4.388% 2/1/35 (c)	952	933
4.445% 3/1/35 (c)	453	444
4.446% 2/1/34 (c)	526	520
4.479% 6/1/35 (c)	735	726
4.487% 3/1/35 (c)	1,312	1,286
4.493% 3/1/35 (c)	3,323	3,274
4.495% 3/1/35 (c)	539	528
4.5% 8/1/33	4,964	4,647
4.56% 2/1/35 (c)	768	756
5% 7/1/33 to 9/1/35	133,337	128,337
5.027% 4/1/35 (c)	2,793	2,787
5.237% 8/1/33 (c)	206	208
5.5% 7/1/23 to 7/1/35	126,238	124,911
6% 5/1/16 to 10/1/34	12,353	12,513
6.5% 1/1/24 to 12/1/33	13,386	13,767
7.5% 2/1/08 to 7/1/32	12,075	12,753
8% 10/1/07 to 4/1/21	78	83
8.5% 7/1/09 to 9/1/20	189	202
9% 9/1/08 to 5/1/21	612	655
10% 1/1/09 to 5/1/19	184	199
10.5% 8/1/10 to 2/1/16	16	17
12.25% 6/1/14	15	16
12.5% 5/1/12 to 12/1/14	107	117
13% 12/1/13 to 6/1/15	154	171
		321,526
Government National Mortgage Association – 4.8%
6% 10/20/33 to 1/20/34	87,381	88,700
6.5% 5/15/28 to 7/15/34	2,620	2,719
7% 2/15/24 to 7/15/32	4,295	4,518
7.5% 3/15/06 to 4/15/32	2,231	2,369
8% 6/15/06 to 12/15/25	956	1,020
8.5% 7/15/16 to 10/15/28	1,503	1,644
9% 11/20/17	2	2
9.5% 12/15/24	5	5
10.5% 12/20/15 to 2/20/18	83	92

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Government National Mortgage Association – continued
13% 10/15/13	$30	$33
13.5% 7/15/11	10	12
		101,114

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $1,664,530)		1,637,243

Asset Backed Securities 1.1%

ACE Securities Corp. Series 2003-FM1 Class M2,
5.8875% 11/25/32 (c)	1,450	1,462
CDC Mortgage Capital Trust Series 2003-HE2 Class M2,
5.5413% 10/25/33 (c)	1,265	1,283
GSAMP Trust Series 2005-MTR1 Class A1, 4.21%
10/25/35 (c)	5,660	5,660
Home Equity Residual Distributions Trust Series 2002-1
Class A, 12.25% 11/25/05 (a)	75	75
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 4.7875% 7/25/33 (c)	3,770	3,791
Class M2, 5.4913% 7/25/33 (c)	2,600	2,641
Morgan Stanley ABS Capital I, Inc. Series 2003-NC6
Class M2, 5.5913% 6/27/33 (c)	6,165	6,328
Residential Asset Mortgage Products, Inc.
Series 2003 RZ2 Class A1, 3.6% 4/25/33	1,097	1,068
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-UP1 Class A, 3.45% 4/25/32 (a)	1,083	1,037
TOTAL ASSET BACKED SECURITIES
(Cost $23,163)		23,345

Collateralized Mortgage Obligations 7.8%

Private Sponsor 0.7%
Adjustable Rate Mortgage Trust floater Series 2004-4
Class 5A2, 4.4375% 3/25/35 (c)	1,098	1,100
Countrywide Home Loans, Inc. sequential pay
Series 2002-25 Class 2A1, 5.5% 11/27/17	1,306	1,305
Credit Suisse First Boston Mortgage Acceptance Corp.
sequential pay Series 2003-1 Class 3A8, 6%
1/25/33	2,904	2,902
CS First Boston Mortgage Securities Corp.
Series 2002 15R Class A1, 5.2887% 1/28/32 (a)(c)	558	552

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Private Sponsor continued
Master Alternative Loan Trust Series 2003-2 Class 4A1,
6.5% 4/25/18	$6,909	$6,956
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	1,484	1,502
Series 2004-SL2 Class A1, 6.5% 10/25/16	388	394
WAMU Mortgage pass thru certificates sequential pay
Series 2002-S6 Class A25, 6% 10/25/32	875	874

TOTAL PRIVATE SPONSOR		15,585
U.S. Government Agency 7.1%
Fannie Mae:
planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	2,668	2,723
Series 1999-1 Class PJ, 6.5% 2/25/29	10,049	10,424
Series 1999-15 Class PC, 6% 9/25/18	3,421	3,462
Series 2003-26 Class KI, 5% 12/25/15 (e)	4,799	489
Series 2003-39 Class IA, 5.5% 10/25/22 (c)(e)	3,354	588
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 1999-51 Class LK, 6.5% 8/25/29	10,000	10,311
Series 2002-11 Class QB, 5.5% 3/25/15	1,308	1,312
Series 2003-73 Class GA, 3.5% 5/25/31	13,299	12,528
sequential pay:
Series 2002-9 Class C, 6.5% 6/25/30	5,000	5,043
Series 2004-65 Class EY, 5.5% 8/25/24	7,265	7,178
Series 2005-41 Class LA, 5.5% 5/25/35	3,522	3,528
Series 2005-55 Class LY, 5.5% 7/25/25	6,595	6,504
Series 2002-50 Class LE, 7% 12/25/29	328	332
Series 2003-42 Class HS, 3.0625% 12/25/17 (c)(e) .	13,528	850
Series 2005-15 Class AZ, 5% 3/25/35	995	989
Series 2005-28 Class AZ, 5% 4/25/35	749	742
Series 2005-50 Class DZ, 5% 6/25/35	2,343	2,296
Series 2005-69 Class ZL, 4.5% 8/25/25	4,656	4,633
Freddie Mac:
planned amortization class:
Series 2512 Class PG, 5.5% 10/15/22	5,100	5,041
Series 70 Class C, 9% 9/15/20	239	239
sequential pay:
Series 2114 Class ZM, 6% 1/15/29	1,202	1,219
Series 2516 Class AH, 5% 1/15/16	615	614

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency continued
Freddie Mac Manufactured Housing participation
certificates guaranteed planned amortization class
Series 2043 Class CJ, 6.5% 4/15/28	$2,077	$2,148
Freddie Mac Multi-class participation certificates
guaranteed:
floater:
Series 2406:
Class FP, 4.95% 1/15/32 (c)	3,419	3,511
Class PF, 4.95% 12/15/31 (c)	2,735	2,788
Series 2410 Class PF, 4.95% 2/15/32 (c)	6,270	6,420
Series 2958 Class TF, 0% 4/15/35 (c)	880	850
planned amortization class:
Series 2568 Class KG, 5.5% 2/15/23	8,820	8,727
Series 2763 Class PD, 4.5% 12/15/17	4,360	4,201
Series 2780 Class OC, 4.5% 3/15/17	2,175	2,123
Series 2802 Class OB, 6% 5/15/34	3,375	3,491
Series 2810 Class PD, 6% 6/15/33	2,540	2,582
Series 2885 Class PC, 4.5% 3/15/18	2,845	2,767
Series 2975 Class OH, 5.5% 5/15/35	15,180	14,711
Series 2982 Class NE, 5.5% 5/15/35	5,035	4,893
sequential pay Series 2750 Class ZT, 5% 2/15/34	2,358	2,076
Series 1658 Class GZ, 7% 1/15/24	4,041	4,174
Series 2907 Class HZ, 5% 12/15/34	1,637	1,625
Series 2937 Class ZG, 5% 2/15/35	2,031	2,016
Series 3007 Class ZN, 4.5% 7/15/25	1,570	1,569
Ginnie Mae guaranteed REMIC pass thru securities
planned amortization class Series 2001-53 Class TA,
6% 12/20/30	113	113

TOTAL U.S. GOVERNMENT AGENCY		151,830

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $167,877)		167,415

Commercial Mortgage Securities 3.4%

Asset Securitization Corp. Series 1997-D5 Class PS1,
1.6354% 2/14/43 (c)(e)	39,573	1,885
Bear Stearns Commercial Mortgage Securities, Inc.
Series 2004 ESA:
Class B, 4.888% 5/14/16 (a)	560	557
Class C, 4.937% 5/14/16 (a)	1,165	1,160
Class D, 4.986% 5/14/16 (a)	425	424

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Bear Stearns Commercial Mortgage Securities, Inc.
Series 2004-ESA: – continued
Class E, 5.064% 5/14/16 (a)	$1,315	$1,315
Class F, 5.182% 5/14/16 (a)	315	315
CDC Commercial Mortgage Trust Series 2002-FX1 Class
XCL, 0.7836% 5/15/35 (a)(c)(e)	31,986	1,813
Chase Commercial Mortgage Securities Corp. Series
1999-2:
Class E, 7.734% 1/15/32	1,110	1,199
Class F, 7.734% 1/15/32	600	640
COMM floater Series 2001-FL5A Class E, 5.47%
11/15/13 (a)(c)	2,993	2,992
Commercial Mortgage pass thru certificates floater
Series 2004-CNL:
Class D, 4.61% 9/15/14 (a)(c)	185	185
Class E, 4.67% 9/15/14 (a)(c)	250	250
Class F, 4.77% 9/15/14 (a)(c)	200	200
Class G, 4.95% 9/15/14 (a)(c)	455	455
Class H, 5.05% 9/15/14 (a)(c)	485	485
Class J, 5.57% 9/15/14 (a)(c)	165	165
Class K, 5.97% 9/15/14 (a)(c)	260	260
Class L, 6.17% 9/15/14 (a)(c)	210	210
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	72	72
Series 1999-C1 Class A2, 7.29% 9/15/41	6,100	6,505
Series 1997-C2 Class D, 7.27% 1/17/35	5,175	5,475
Series 1998-C1 Class D, 7.17% 5/17/40	3,360	3,639
Deutsche Mortgage & Asset Receiving Corp. sequential
pay Series 1998-C1 Class D, 7.231% 6/15/31	1,390	1,459
Fannie Mae sequential pay:
Series 1999-10 Class MZ, 6.5% 9/17/38	4,499	4,622
Series 2000-7 Class MB, 7.5315% 2/17/24 (c)	5,128	5,330
Fannie Mae guaranteed REMIC pass thru certificates
Series 1998-49 Class MI, 0.8594% 6/17/38 (c)(e)	90,880	3,731
Greenwich Capital Commercial Funding Corp.
Series 2002 C1 Class SWDB, 5.857% 11/11/19 (a)	2,600	2,559
GS Mortgage Securities Corp. II Series 1998-GLII
Class E, 7.1906% 4/13/31 (c)	390	406
Host Marriott Pool Trust sequential pay
Series 1999-HMTA Class B, 7.3% 8/3/15 (a)	785	842
LB-UBS Commercial Mortgage Trust sequential pay
Series 2000-C3 Class A2, 7.95% 1/15/10	2,790	3,076

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Commercial Mortgage Securities continued
		Principal	Value (Note 1)
		Amount (000s)	(000s)
Leafs CMBS I Ltd. Series 2002-1A Class D, 4.13%
11/20/37 (a)		$ 10,815	$8,998
Morgan Stanley Capital I, Inc. Series 1997-RR Class C,
7.3743% 4/30/39 (a)(c)		2,760	2,801
Trizechahn Office Properties Trust Series 2001-TZHA
Class E3, 7.253% 3/15/13 (a)		7,895	8,101
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $78,375)			72,126

Fixed Income Funds 20.9%
		Shares
Fidelity Ultra-Short Central Fund (d)
(Cost $446,441)		4,499,023	447,428

Cash Equivalents 10.2%
		Maturity
		Amount (000s)
Investments in repurchase agreements (Collateralized by U.S.
Government Obligations, in a joint trading account at
4.03%, dated 10/31/05 due 11/1/05) (f)
(Cost $219,243)		$ 219,268	219,243

TOTAL INVESTMENT PORTFOLIO 119.9%
(Cost $2,599,629)			2,566,800

NET OTHER ASSETS (19.9)%			(425,320)
NET ASSETS 100%			$ 2,141,480

Swap Agreements
	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Total Return Swap
Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index and
pay monthly a floating rate based on
1-month LIBOR minus 15 basis points with
Lehman Brothers, Inc.	April 2006	$ 40,000	$(126)

See accompanying notes which are an integral part of the financial statements.

	19		Annual Report

Investments continued

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $35,751,000 or
1.7% of net assets.

(b) Security or a portion of the security
purchased on a delayed delivery or
when-issued basis.

(c) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(d) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. A
complete unaudited listing of the
fixed income central fund’s holdings is
provided at the end of this report.

(e) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

(f) Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement/	Value
Counterparty	(000s)
$219,243,000 due
10/31/05 at 4.03%
Banc of America
Securities LLC	$25,500
Bank of America,
National Association	17,000
Barclays Capital Inc.	60,775
Countrywide Securities
Corporation	17,000
Goldman Sachs & Co.	25,500
Morgan Stanley & Co.
Incorporated	28,843
UBS Securities LLC	34,000
Wachovia Capital
Markets, LLC	2,125
WestLB AG	8,500
$219,243

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $2,479,000 all of which will expire on October 31, 2013.

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		October 31, 2005

Assets
Investment in securities, at value (including repurchase
agreements of $219,243) (cost $2,599,629) See
accompanying schedule		$2,566,800
Cash		77
Receivable for investments sold		460
Receivable for fund shares sold		1,184
Interest receivable		8,906
Total assets		2,577,427

Liabilities
Payable for investments purchased on a delayed delivery
basis	$430,178
Payable for fund shares redeemed	3,956
Distributions payable	607
Swap agreements, at value	126
Accrued management fee	584
Distribution fees payable	145
Other affiliated payables	267
Other payables and accrued expenses	84
Total liabilities		435,947

Net Assets		$2,141,480
Net Assets consist of:
Paid in capital		$2,173,834
Distributions in excess of net investment income		(2,371)
Accumulated undistributed net realized gain (loss) on
investments		2,972
Net unrealized appreciation (depreciation) on
investments		(32,955)
Net Assets		$2,141,480

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($50,437 ÷ 4,591 shares)	$10.99

Maximum offering price per share (100/95.25 of $10.99)	$11.54
Class T:
Net Asset Value and redemption price per share
($125,638 ÷ 11,419 shares)	$11.00

Maximum offering price per share (100/96.50 of $11.00)	$11.40
Class B:
Net Asset Value and offering price per share
($101,060 ÷ 9,199 shares)A	$10.99

Class C:
Net Asset Value and offering price per share
($40,999 ÷ 3,735 shares)A	$10.98

Fidelity Mortgage Securities Fund:
Net Asset Value, offering price and redemption price per
share ($1,807,196 ÷ 164,192 shares)	$11.01

Institutional Class:
Net Asset Value, offering price and redemption price per
share ($16,150 ÷ 1,471 shares)	$10.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Interest		$94,557

Expenses
Management fee	$8,061
Transfer agent fees	2,957
Distribution fees	1,967
Accounting fees and expenses	428
Fund wide operations fee	242
Independent trustees’ compensation	10
Custodian fees and expenses	81
Registration fees	143
Audit	72
Legal	24
Miscellaneous	12
Total expenses before reductions	13,997
Expense reductions	(4)	13,993

Net investment income		80,564
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities		1,596
Change in net unrealized appreciation (depreciation) on:
Investment securities	(52,161)
Swap agreements	(126)
Total change in net unrealized appreciation
(depreciation)		(52,287)
Net gain (loss)		(50,691)
Net increase (decrease) in net assets resulting from
operations		$29,873

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
		Year ended	Year ended
		October 31,	October 31,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income		$80,564	$59,740
Net realized gain (loss)		1,596	13,137
Change in net unrealized appreciation (depreciation) .		(52,287)	14,539
Net increase (decrease) in net assets resulting
from operations		29,873	87,416
Distributions to shareholders from net investment income	.	(83,034)	(60,059)
Distributions to shareholders from net realized gain		(10,450)	(23,783)
Total distributions		(93,484)	(83,842)
Share transactions - net increase (decrease)		288,375	90,855
Total increase (decrease) in net assets		224,764	94,429

Net Assets
Beginning of period		1,916,716	1,822,287
End of period (including distributions in excess of net
investment income of $2,371 and undistributed net
investment income of $4,093, respectively)		$2,141,480	$1,916,716

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Financial Highlights Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.33	$11.30	$11.26	$11.12	$10.53
Income from Investment
Operations
Net investment incomeC	408	.365	.282	.502F	.630
Net realized and unrealized
gain (loss)	(.267)	.181	.112	.172F	.613
Total from investment operations	141	.546	.394	.674	1.243
Distributions from net investment
income	(.421)	(.366)	(.274)	(.534)	(.653)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.481)	(.516)	(.354)	(.534)	(.653)
Net asset value, end of period	$ 10.99	$11.33	$11.30	$11.26	$11.12
Total ReturnA,B	1.26%	4.97%	3.56%	6.26%	12.15%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	82%	.86%	.81%	.84%	.85%
Expenses net of fee waivers, if
any	82%	.86%	.81%	.84%	.85%
Expenses net of all reductions	82%	.86%	.81%	.84%	.85%
Net investment income	3.65%	3.24%	2.51%	4.55%F	5.86%
Supplemental Data
Net assets, end of period
(in millions)	$50	$55	$69	$63	$15
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.34	$11.31	$11.28	$11.14	$10.54
Income from Investment
Operations
Net investment incomeC	400	.353	.270	.492F	.622
Net realized and unrealized
gain (loss)	(.268)	.181	.101	.171F	.617
Total from investment operations	132	.534	.371	.663	1.239
Distributions from net investment
income	(.412)	(.354)	(.261)	(.523)	(.639)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.472)	(.504)	(.341)	(.523)	(.639)
Net asset value, end of period	$ 11.00	$11.34	$11.31	$11.28	$11.14
Total ReturnA,B	1.18%	4.86%	3.34%	6.15%	12.09%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	89%	.96%	.93%	.94%	.96%
Expenses net of fee waivers, if
any	89%	.96%	.93%	.94%	.96%
Expenses net of all reductions	89%	.96%	.93%	.94%	.96%
Net investment income	3.57%	3.14%	2.39%	4.45%F	5.75%
Supplemental Data
Net assets, end of period
(in millions)	$ 126	$131	$155	$195	$106
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 11.32	$11.30	$11.26	$11.12	$10.53
Income from Investment
Operations
Net investment incomeC	323	.278	.197	.421F	.551
Net realized and unrealized
gain (loss)	(.257)	.172	.112	.171F	.611
Total from investment operations	066	.450	.309	.592	1.162
Distributions from net investment
income	(.336)	(.280)	(.189)	(.452)	(.572)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.396)	(.430)	(.269)	(.452)	(.572)
Net asset value, end of period	$ 10.99	$11.32	$11.30	$11.26	$11.12
Total ReturnA,B	58%	4.08%	2.78%	5.48%	11.32%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	1.58%	1.63%	1.57%	1.58%	1.60%
Expenses net of fee waivers, if
any	1.58%	1.63%	1.57%	1.58%	1.60%
Expenses net of all reductions	1.58%	1.63%	1.57%	1.57%	1.60%
Net investment income	2.89%	2.48%	1.75%	3.82%F	5.11%
Supplemental Data
Net assets, end of period
(in millions)	$ 101	$134	$182	$176	$57
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class C

Years ended October 31,	2005	2004	2003	2002	2001G
Selected Per Share Data
Net asset value,
beginning of period	$ 11.31	$11.29	$11.25	$11.10	$10.89
Income from Investment
Operations
Net investment incomeE	316	.273	.189	.413I	.112
Net realized and unrealized
gain (loss)	(.257)	.172	.112	.173I	.238
Total from investment operations	059	.445	.301	.586	.350
Distributions from net investment
income	(.329)	(.275)	(.181)	(.436)	(.140)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.389)	(.425)	(.261)	(.436)	(.140)
Net asset value, end of period	$ 10.98	$11.31	$11.29	$11.25	$11.10
Total ReturnB,C,D	52%	4.04%	2.71%	5.43%	3.22%
Ratios to Average Net AssetsF,H
Expenses before expense
reductions	1.64%	1.68%	1.64%	1.64%	1.60%A
Expenses net of fee waivers, if
any	1.64%	1.68%	1.64%	1.64%	1.60%A
Expenses net of all reductions	1.64%	1.68%	1.64%	1.64%	1.60%A
Net investment income	2.82%	2.42%	1.68%	3.75%I	4.87%A
Supplemental Data
Net assets, end of period
(in millions)	$41	$58	$99	$74	$3
Portfolio turnover rate	183%	204%	356%	231%	194%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Amounts do not include the activity of the affiliated central fund.
G For the period August 16, 2001 (commencement of sale of shares) to October 31, 2001.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Fidelity Mortgage Securities Fund

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.34	$11.31	$11.28	$11.14	$10.54
Income from Investment
Operations
Net investment incomeB	438	.390	.306	.526E	.654
Net realized and unrealized
gain (loss)	(.257)	.183	.102	.170E	.619
Total from investment operations	181	.573	.408	.696	1.273
Distributions from net investment
income	(.451)	(.393)	(.298)	(.556)	(.673)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.511)	(.543)	(.378)	(.556)	(.673)
Net asset value, end of period	$11.01	$11.34	$11.31	$11.28	$11.14
Total ReturnA	1.61%	5.21%	3.68%	6.47%	12.44%
Ratios to Average Net AssetsC,D
Expenses before expense
reductions	55%	.62%	.60%	.63%	.66%
Expenses net of fee waivers, if
any	55%	.62%	.60%	.63%	.66%
Expenses net of all reductions	55%	.62%	.60%	.63%	.66%
Net investment income	3.91%	3.48%	2.72%	4.76%E	6.04%
Supplemental Data
Net assets, end of period
(in millions)	$1,807	$1,525	$1,302	$1,208	$430
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central fund.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$11.32	$11.29	$11.25	$11.11	$10.52
Income from Investment
Operations
Net investment incomeB	432	.387	.302	.513E	.644
Net realized and unrealized
gain (loss)	(.266)	.182	.112	.171E	.610
Total from investment operations	166	.569	.414	.684	1.254
Distributions from net investment
income	(.446)	(.389)	(.294)	(.544)	(.664)
Distributions from net realized
gain	(.060)	(.150)	(.080)	—	—
Total distributions	(.506)	(.539)	(.374)	(.544)	(.664)
Net asset value, end of period	$10.98	$11.32	$11.29	$11.25	$11.11
Total ReturnA	1.48%	5.19%	3.75%	6.36%	12.27%
Ratios to Average Net AssetsC,D
Expenses before expense
reductions	60%	.66%	.63%	.75%	.76%
Expenses net of fee waivers, if
any	60%	.66%	.63%	.75%	.75%
Expenses net of all reductions	60%	.66%	.63%	.75%	.75%
Net investment income	3.87%	3.45%	2.69%	4.65%E	5.95%
Supplemental Data
Net assets, end of period
(in millions)	$16	$13	$16	$12	$7
Portfolio turnover rate	183%	204%	356%	231%	194%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central fund.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mortgage Securities Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Mortgage Securities Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privi leges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accor dance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforward, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$6,695
Unrealized depreciation		(35,132)
Net unrealized appreciation (depreciation)		(28,437)
Capital loss carryforward		(2,479)

Cost for federal income tax purposes		$2,595,237

The tax character of distributions paid was as follows:

		October 31, 2005	October 31, 2004
Ordinary Income		$93,484	$81,082
Long term Capital Gains		—	2,760
Total		$93,484	$83,842

Annual Report	32

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

33 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

2. Operating Policies continued

Swap Agreements continued

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty.

Swaps are marked to market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the State ment of Assets and Liabilities. These risks include changes in the returns of the under lying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $108,993 and $58,360, respectively.

Annual Report

34

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was ..38% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$81	$—
Class T	0%	.25%	322	2
Class B	65%	.25%	1,067	772
Class C	75%	.25%	497	55
			$1,967	$829

Sales Load. FDC receives a front end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$24
Class T	16
Class B*	393
Class C*	12
$445

*	When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for Fidelity Mortgage Securities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Mortgage Securities Fund shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees for Fidelity Mortgage Securities Fund include an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$128.24
Class T		275.21
Class B		295.25
Class C		106.21
Fidelity Mortgage Securities Fund		2,127.12
Institutional Class		26.17
	$2,957

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month. Effective June 1, 2005, FMR pays these fees.

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b 1 fees, the compensation of the independent trustees or other extraordinary expenses) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annual rate of .01% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM an affiliate of FMR. The Ultra Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment grade debt securities.

Annual Report

36

4. Fees and Other Transactions with Affiliates continued
Affiliated Central Funds continued

The fund’s Schedule of Investments lists the applicable CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objec tives, the CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, the CIP may also participate in derivatives. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete unaudited list of holdings for the CIP is available at the end of this report. In addition, a copy of the CIP’s financial statements is available on the EDGAR Database on the SEC’s website www.sec.gov, or at the Commission’s public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $12,921 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund’s custodian, credits realized as a result of unin vested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $4.

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

37 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,		2005			2004
From net investment income
Class A	$		2,029	$	1,954
Class T			4,745		4,349
Class B			3,543		3,827
Class C			1,456		1,788
Fidelity Mortgage Securities Fund		70,651			47,698
Institutional Class			610		443
Total		$83,034		$	60,059
From net realized gain
Class A	$		287	$	889
Class T			691		1,953
Class B			700		2,324
Class C			301		1,223
Fidelity Mortgage Securities Fund			8,396		17,203
Institutional Class			75		191
Total		$10,450		$	23,783

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004		2005	2004
Class A
Shares sold	1,644	1,641		$18,382	$18,405
Reinvestment of distributions	179	217		2,002	2,435
Shares redeemed	(2,106)	(3,086)		(23,537)	(34,550)
Net increase (decrease)	(283)	(1,228)		$(3,153)	$(13,710)
Class T
Shares sold	3,841	4,195		$43,073	$47,196
Reinvestment of distributions	458	522		5,128	5,858
Shares redeemed	(4,417)	(6,866)		(49,428)	(77,143)
Net increase (decrease)	(118)	(2,149)		$(1,227)	$(24,089)
Class B
Shares sold	374	713		$4,184	$8,013
Reinvestment of distributions	308	449		3,440	5,030
Shares redeemed	(3,340)	(5,387)		(37,334)	(60,324)
Net increase (decrease)	(2,658)	(4,225)		$(29,710)	$(47,281)

Annual Report

38

9. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class C
Shares sold	501	835	$5,615	$9,365
Reinvestment of distributions	124	207	1,386	2,314
Shares redeemed	(2,018)	(4,707)	(22,545)	(52,702)
Net increase (decrease)	(1,393)	(3,665)	$(15,544)	$(41,023)
Fidelity Mortgage
Securities Fund
Shares sold	60,281	53,695	$676,321	$604,255
Reinvestment of distributions	6,543	5,298	73,241	59,524
Shares redeemed	(37,075)	(39,584)	(414,945)	(444,008)
Net increase (decrease)	29,749	19,409	$334,617	$219,771
Institutional Class
Shares sold	733	482	$8,212	$5,417
Reinvestment of distributions	44	39	496	433
Shares redeemed	(476)	(772)	(5,316)	(8,663)
Net increase (decrease)	301	(251)	$3,392	$(2,813)

39 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Mortgage Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mortgage Securities Fund (a fund of Fidelity Advisor Series II) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Mortgage Securities Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 19, 2005

Annual Report

40

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information includes more information about the Trustees. To request a free copy, please call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

42

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institu tion and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

44

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corpora tion (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the Uni versity of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

46

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Alloca tion Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Invest ments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Tax able Bond portfolio managers (2002 2004) and a portfolio manager in the Bond Group (1997 2004).

George Fischer (44)

Year of Election or Appointment: 2003

Vice President of the fund. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibili ties, Mr. Fischer managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Manage ment, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corpora tion (FDC) (1998 2005).

Annual Report

48

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secre tary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of the fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Ser vices Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Pre viously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before join ing Fidelity Investments, Mr. Hebble worked at Deutsche Asset Manage ment where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple ton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of profes sional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Annual Report

50

Name, Age; Principal Occupation Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Trea surer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

51 Annual Report

Distributions

A total of .09% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

52

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

53 Annual Report

Proxy Voting Results - continued

	# of	% of
	Votes	Votes

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

Annual Report

54

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mortgage Securities Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a

Annual Report

56

large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, as applicable, the returns of Class C and the retail class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and the retail class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the relative investment performance of the retail class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of the retail class of the fund has compared favorably to its benchmark over time, although the fund’s one year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for

Annual Report

58

management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 22% would mean that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund’s management contract that lowered the fund’s individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund’s management fee rate from 43 basis points to 33 basis points.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, Class B, Institutional Class, and Fidelity Mortgage Securities Fund (retail class) ranked below its competitive median for 2004, and the total expenses of Class C ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class’s total expenses by 10 basis points and the total expenses of Class C would have ranked below the median.

The Board also considered that on May 19, 2005, it approved changes (effective June 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total “fund level” expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the “class level” transfer agent fee for Fidelity Mortgage Securities Fund (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Mortgage Securities Fund (retail class) to 45 basis points. These new contractual arrangements may not be increased without Board approval. The fund’s Advisor classes continue to be subject to different class level expenses (transfer agent fees and 12b 1 fees).

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board noted that because the new contractual arrangements set the total fund level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. However, the Board realized that the 35 basis point fee rate was below the lowest

Annual Report

60

management fee available under the old contractual arrangements. The maximum benefit that a decrease in the group fee rate could provide the fund would be a reduction in the management fee to approximately 39 basis points (compared to total fund level expenses of 35 basis points under the new contractual arrangements).

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including (Advisor classes only) reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund’s management fee rate from 43 basis points to 33 basis points and the reduction in each class’s total expenses by 10 basis points would deliver significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

62

     The following is a complete listing of investments for Fidelity’s fixed income central fund as of October 31, 2005 which is a direct or indirect investment of Fidelity Mortgage Securities Fund.

These underlying holdings of the Fidelity fixed income central funds are not included in the Schedule of Investments as part of the Financial Statements.

63 Annual Report

Fidelity Ultra-Short Central Fund

Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Nonconvertible Bonds 4.7%
	Principal	Value
	Amount

CONSUMER DISCRETIONARY – 1.0%
Auto Components 0.3%
DaimlerChrysler NA Holding Corp.:
4.3138% 9/10/07 (d)	$16,665,000	$16,705,413
4.43% 5/24/06 (d)	4,700,000	4,711,816
		21,417,229
Media – 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,148,400
Cox Communications, Inc. (Reg. S) 4.4069%
12/14/07 (d)	12,140,000	12,231,062
Cox Radio, Inc. 6.625% 2/15/06	5,575,000	5,601,637
Liberty Media Corp. 5.37% 9/17/06 (d)	16,694,000	16,808,354
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,327,790
		51,117,243

TOTAL CONSUMER DISCRETIONARY		72,534,472

ENERGY 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,641,441

FINANCIALS – 1.5%
Capital Markets 0.1%
State Street Capital Trust II 4.29% 2/15/08 (d)	10,000,000	10,004,800
Commercial Banks – 0.4%
Santander US Debt SA Unipersonal 4.2406%
10/21/08 (a)(d)	15,000,000	14,994,240
Wells Fargo & Co. 3.8738% 3/10/08 (d)	16,600,000	16,600,149
		31,594,389
Consumer Finance – 0.3%
MBNA Europe Funding PLC 3.97% 9/7/07 (a)(d)	19,925,000	19,921,035
Insurance – 0.1%
Oil Insurance Ltd. 4.115% 10/6/06 (a)(d)	6,710,000	6,706,994
Thrifts & Mortgage Finance – 0.6%
Countrywide Financial Corp. 4.275% 4/11/07 (d)	11,025,000	11,036,411
Residential Capital Corp. 5.385% 6/29/07 (a)(d)	14,150,000	14,285,416
Washington Mutual Bank 3.9363% 8/25/08 (d)	16,325,000	16,331,726
		41,653,553

TOTAL FINANCIALS		109,880,771

Annual Report 64

Nonconvertible Bonds continued
	Principal	Value
	Amount

TELECOMMUNICATION SERVICES – 1.1%
Diversified Telecommunication Services – 1.0%
British Telecommunications PLC 7.875% 12/15/05	$18,145,000	$18,216,001
France Telecom SA 7.2% 3/1/06	5,600,000	5,648,054
GTE Corp. 6.36% 4/15/06	9,000,000	9,063,801
SBC Communications, Inc. 4.389% 6/5/06 (a)	15,315,000	15,281,001
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	5,997,360
Telefonos de Mexico SA de CV 4.5% 11/19/08	10,240,000	10,018,376
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,749,626
		70,974,219
Wireless Telecommunication Services – 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,547,696

TOTAL TELECOMMUNICATION SERVICES		76,521,915

UTILITIES – 0.9%
Electric Utilities – 0.1%
FirstEnergy Corp. 5.5% 11/15/06	7,752,000	7,796,915
Gas Utilities 0.2%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,259,611
Multi-Utilities – 0.6%
Dominion Resources, Inc. 4.27% 9/28/07 (d)	17,150,000	17,150,909
DTE Energy Co. 6.45% 6/1/06	13,190,000	13,312,957
NiSource, Inc. 3.628% 11/1/06	8,410,000	8,297,146
Sempra Energy 4.75% 5/15/09	5,500,000	5,400,632
		44,161,644

TOTAL UTILITIES		61,218,170

TOTAL NONCONVERTIBLE BONDS
(Cost $332,282,297)		331,796,769

U.S. Government Agency Obligations 0.8%

Federal Home Loan Bank 0% 12/28/05 (c)	2,000,000	1,987,524
Freddie Mac 0% 9/29/06	58,700,000	56,291,011
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $58,343,898)		58,278,535

65 Annual Report

Investments (Unaudited) continued

Asset Backed Securities 31.7%
	Principal	Value
	Amount
Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 4.3375% 7/25/34 (d)	$7,112,368	$7,122,452
Series 2004-3 Class 2A4, 4.3875% 10/25/34 (d)	10,777,421	10,798,210
Series 2004-4 Class A2D, 4.3875% 1/25/35 (d)	3,024,509	3,032,439
Series 2005-1:
Class M1, 4.5075% 4/25/35 (d)	11,280,000	11,283,784
Class M2, 4.7275% 4/25/35 (d)	5,275,000	5,288,502
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.6875% 6/25/32 (d)	1,842,987	1,859,743
Series 2002-HE2 Class M1, 4.8875% 8/25/32 (d)	18,631,213	18,697,799
Series 2003-FM1 Class M2, 5.8875% 11/25/32 (d) .	3,015,000	3,040,472
Series 2003-HS1:
Class M1, 4.7875% 6/25/33 (d)	800,000	803,725
Class M2, 5.7875% 6/25/33 (d)	856,000	869,893
Series 2003-NC1 Class M1, 4.8175% 7/25/33 (d)	1,600,000	1,608,045
Series 2004-HE1:
Class M1, 4.5375% 2/25/34 (d)	2,193,000	2,194,543
Class M2, 5.1375% 2/25/34 (d)	2,475,000	2,476,513
Series 2004-OP1:
Class M1, 4.5575% 4/25/34 (d)	4,420,000	4,424,175
Class M2, 5.0875% 4/25/34 (d)	6,240,000	6,329,673
Series 2005-HE2:
Class M1, 4.4775% 4/25/35 (d)	1,530,000	1,529,935
Class M2, 4.4875% 4/25/35 (d)	1,803,000	1,802,216
Class M3, 4.5175% 4/25/35 (d)	1,040,000	1,041,169
Class M4, 4.6775% 4/25/35 (d)	1,340,000	1,341,492
Series 2005-HE3:
Class A2A, 4.1375% 5/25/35 (d)	6,479,098	6,479,710
Class A2B, 4.2475% 5/25/35 (d)	4,370,000	4,367,746
Series 2005-SD1 Class A1, 4.4375% 11/25/50 (d)	2,201,641	2,204,227
Aesop Funding II LLC Series 2005-1A Class A2, 4.06%
4/20/09 (a)(d)	8,800,000	8,801,193
American Express Credit Account Master Trust:
Series 2002-6 Class B, 4.42% 3/15/10 (d)	5,000,000	5,027,519
Series 2004-1 Class B, 4.22% 9/15/11 (d)	5,775,000	5,797,268
Series 2004-C Class C, 4.47% 2/15/12 (a)(d)	14,647,039	14,680,935
Series 2005-1 Class A, 4% 10/15/12 (d)	15,455,000	15,484,663
Series 2005-6 Class C, 4.22% 3/15/11 (a)(d)	9,085,000	9,082,547
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,866,618
Series 2003-AM Class A4B, 4.36% 11/6/09 (d)	11,352,650	11,382,713
Series 2003-BX Class A4B, 4.27% 1/6/10 (d)	3,174,903	3,183,160
Series 2003-CF Class A3, 2.75% 10/9/07	7,314,903	7,294,188

Annual Report

66

Asset Backed Securities continued
	Principal	Value
	Amount
AmeriCredit Automobile Receivables Trust: – continued
Series 2005-1 Class C, 4.73% 7/6/10	$15,500,000	$ 15,332,099
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.7375% 8/25/32 (d)	2,523,714	2,533,852
Series 2003-1:
Class A2, 4.4475% 2/25/33 (d)	75,411	75,424
Class M1, 4.9375% 2/25/33 (d)	6,150,000	6,186,041
Series 2003-3 Class M1, 4.8375% 3/25/33 (d)	1,590,000	1,597,924
Series 2003-6:
Class M1, 4.7975% 8/25/33 (d)	7,560,000	7,609,129
Class M2, 5.8875% 5/25/33 (d)	2,750,000	2,801,355
Series 2003-11 Class M1, 4.7275% 1/25/34 (d)	2,995,000	3,023,395
Series 2003-AR1 Class M1, 5.1875% 1/25/33 (d)	7,000,000	7,062,460
Series 2004-R2:
Class M1, 4.4675% 4/25/34 (d)	1,230,000	1,229,950
Class M2, 4.5175% 4/25/34 (d)	950,000	949,961
Class M3, 4.5875% 4/25/34 (d)	3,500,000	3,499,857
Class M4, 5.0875% 4/25/34 (d)	4,500,000	4,499,811
Series 2004-R9 Class A3, 4.3575% 10/25/34 (d)	7,983,292	7,993,585
Series 2005-R1:
Class M1, 4.4875% 3/25/35 (d)	5,710,000	5,707,599
Class M2, 4.5175% 3/25/35 (d)	1,925,000	1,924,221
Series 2005-R2 Class M1, 4.4875% 4/25/35 (d)	12,500,000	12,499,470
Amortizing Residential Collateral Trust:
Series 2002-BC1 Class M2, 5.1375% 1/25/32 (d)	658,030	660,900
Series 2002-BC3 Class A, 4.3675% 6/25/32 (d)	2,411,175	2,418,359
Series 2002-BC6 Class M1, 4.7875% 8/25/32 (d)	24,900,000	25,087,069
Series 2002-BC7:
Class M1, 4.8375% 10/25/32 (d)	10,000,000	10,028,130
Class M2, 4.9375% 10/25/32 (d)	5,575,000	5,601,112
ARG Funding Corp.:
Series 2005-1A Class A2, 4.1% 4/20/09 (a)(d)	11,000,000	10,986,250
Series 2005-2A Class A2, 4.11% 5/20/09 (a)(d)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.8375% 9/25/33 (d)	20,000,000	20,581,260
Series 2003-W7 Class A2, 4.4275% 3/1/34 (d)	3,359,730	3,366,582
Series 2004-W5 Class M1, 4.6375% 4/25/34 (d)	3,960,000	3,964,656
Series 2004-W7:
Class M1, 4.5875% 5/25/34 (d)	4,085,000	4,084,828
Class M2, 4.6375% 5/25/34 (d)	3,320,000	3,319,862

67 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 4.35% 4/15/33 (d)	$11,498	$11,497
Class M1, 4.87% 4/15/33 (d)	11,365,000	11,409,578
Series 2003-HE3:
Class M1, 4.8% 6/15/33 (d)	2,185,000	2,195,876
Class M2, 5.97% 6/15/33 (d)	10,000,000	10,156,850
Series 2003-HE4 Class M2, 5.97% 8/15/33 (d)	5,695,000	5,773,315
Series 2003-HE5 Class A2A, 4.33% 8/15/33 (d)	43,174	43,171
Series 2003-HE6 Class M1, 4.6875% 11/25/33 (d) .	3,475,000	3,498,285
Series 2004-HE2 Class M1, 4.5875% 4/25/34 (d)	6,060,000	6,082,391
Series 2004-HE3:
Class M1, 4.5775% 6/25/34 (d)	1,450,000	1,457,513
Class M2, 5.1575% 6/25/34 (d)	3,350,000	3,390,758
Series 2004-HE6 Class A2, 4.3975% 6/25/34 (d)	14,200,440	14,228,720
Series 2005-HE2:
Class M1, 4.4875% 3/25/35 (d)	8,250,000	8,259,426
Class M2, 4.5375% 3/25/35 (d)	2,065,000	2,070,589
Series 2005-HE3 Class A4, 4.2375% 4/25/35 (d)	11,650,000	11,651,799
Series 2005-HE6 Class A2B, 4.2875% 7/25/35 (d)	10,000,000	10,011,523
Bank One Issuance Trust:
Series 2002-B1 Class B1, 4.35% 12/15/09 (d)	20,655,000	20,730,358
Series 2002-B3 Class B, 4.33% 8/15/08 (d)	14,500,000	14,501,949
Series 2002-C1 Class C1, 4.93% 12/15/09 (d)	7,980,000	8,060,392
Series 2003-C4 Class C4, 5% 2/15/11 (d)	14,910,000	15,196,998
Bayview Financial Acquisition Trust Series 2004-C Class
A1, 4.49% 5/28/44 (d)	7,542,899	7,557,924
Bayview Financial Asset Trust Series 2003-F Class A,
4.57% 9/28/43 (d)	8,681,613	8,700,137
Bayview Financial Mortgage Loan Trust Series 2004-A
Class A, 4.52% 2/28/44 (d)	5,007,203	5,021,783
Bear Stearns Asset Backed Securities, Inc. Series 2005-3
Class A1, 4.4875% 9/25/35 (d)	3,883,729	3,883,574
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 4.5375% 2/25/35 (d)	6,655,000	6,657,160
Class M2, 4.7875% 2/25/35 (d)	2,430,000	2,438,039
Series 2005-HE5 Class 1A1, 4.1475% 6/25/35 (d)	8,551,193	8,550,773
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,247,432	2,222,511
Series 2003-1 Class B, 4.44% 6/15/10 (a)(d)	4,586,078	4,597,226
Series 2003-2 Class B, 4.25% 1/15/09 (d)	2,205,651	2,209,063
Series 2005-1 Class B, 4.345% 6/15/10 (d)	5,725,000	5,757,286

Annual Report

68

Asset Backed Securities continued
	Principal	Value
	Amount
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 4.25% 1/15/10 (d)	$9,630,000	$9,649,960
Series 2004-B Class A4, 4.08% 8/15/11 (d)	16,300,000	16,305,203
Capital One Master Trust:
Series 1999-3 Class B, 4.45% 9/15/09 (d)	5,000,000	5,001,109
Series 2001-1 Class B, 4.48% 12/15/10 (d)	19,500,000	19,631,949
Series 2001-8A Class B, 4.52% 8/17/09 (d)	9,585,000	9,623,581
Series 2002-4A Class B, 4.47% 3/15/10 (d)	6,000,000	6,025,753
Capital One Multi-Asset Execution Trust Series 2003-B1
Class B1, 5.14% 2/17/09 (d)	15,470,000	15,529,018
Capital Trust Ltd. Series 2004-1:
Class A2, 4.45% 7/20/39 (a)(d)	2,968,000	2,967,819
Class B, 4.75% 7/20/39 (a)(d)	1,550,000	1,549,899
Class C, 5.1% 7/20/39 (a)(d)	1,994,000	1,993,860
Carrington Mortgage Loan Trust Series 2005-FRE1,
4.27% 7/25/28 (d)	15,580,000	15,580,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 5.0675% 1/25/32 (d)	3,011,477	3,013,877
Series 2002-HE2 Class M1, 4.7375% 1/25/33 (d)	9,278,431	9,303,430
Series 2002-HE3:
Class M1, 5.1375% 3/25/33 (d)	21,339,884	21,552,940
Class M2, 5.8913% 3/25/33 (d)	9,968,976	10,085,547
Series 2003-HE1:
Class M1, 4.5413% 8/25/33 (d)	1,907,142	1,913,564
Class M2, 5.5913% 8/25/33 (d)	4,369,996	4,413,584
Series 2003-HE2 Class A, 3.9913% 10/25/33 (d)	711,304	711,544
Series 2003-HE3:
Class M1, 4.7375% 11/25/33 (d)	2,254,989	2,275,001
Class M2, 5.7875% 11/25/33 (d)	1,719,992	1,748,101
Series 2004-HE2 Class M2, 5.2375% 7/26/34 (d)	2,345,000	2,365,376
Cendant Timeshare Receivables Funding LLC Series
2005 1A Class 2A2, 4.18% 5/20/17 (a)(d)	8,913,698	8,913,698
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 4.45% 3/16/09 (d)	1,305,000	1,310,274
Series 2003-6 Class C, 4.77% 2/15/11 (d)	16,400,000	16,649,472
Series 2004-1 Class B, 4.17% 5/15/09 (d)	4,105,000	4,104,720
Citibank Credit Card Issuance Trust:
Series 2001-B2 Class B2, 4.3038% 12/10/08 (d)	11,945,000	11,986,087
Series 2002-B1 Class B1, 4.2906% 6/25/09 (d)	9,010,000	9,036,081
Series 2002-C1 Class C1, 4.7369% 2/9/09 (d)	17,500,000	17,667,794
Series 2003-B1 Class B1, 4.0763% 3/7/08 (d)	25,000,000	25,016,290
Series 2003-C1 Class C1, 5.2% 4/7/10 (d)	17,785,000	18,161,062
69 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Citigroup Mortgage Loan Trust Series 2003-HE4 Class
A, 4.4475% 12/25/33 (a)(d)	$7,432,367	$7,433,138
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 4.08% 6/15/11 (d)	18,000,000	17,998,465
Class B, 4.37% 6/15/11 (d)	2,280,000	2,279,804
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 4.4675% 5/25/33 (d)	1,157,888	1,160,675
Series 2003-BC1 Class M2, 6.0375% 9/25/32 (d)	11,065,000	11,176,165
Series 2003-SD3 Class A1, 4.4575% 12/25/32 (a)(d)	687,059	690,247
Series 2004-2 Class M1, 4.5375% 5/25/34 (d)	5,200,000	5,208,709
Series 2004-3:
Class 3A4, 4.2875% 8/25/34 (d)	412,288	412,601
Class M1, 4.5375% 6/25/34 (d)	1,475,000	1,477,797
Series 2004-4:
Class A, 4.4075% 8/25/34 (d)	1,961,528	1,963,288
Class M1, 4.5175% 7/25/34 (d)	3,650,000	3,660,690
Class M2, 4.5675% 6/25/34 (d)	4,395,000	4,399,463
Series 2005-1:
Class 1AV2, 4.2375% 7/25/35 (d)	8,780,000	8,779,655
Class M1, 4.4575% 8/25/35 (d)	19,600,000	19,586,072
Class MV1, 4.4375% 7/25/35 (d)	3,135,000	3,133,772
Class MV2, 4.4775% 7/25/35 (d)	3,765,000	3,762,365
Class MV3, 4.5175% 7/25/35 (d)	1,560,000	1,561,446
Series 2005-3 Class MV1, 4.4575% 8/25/35 (d)	11,125,000	11,116,835
Series 2005-AB1 Class A2, 4.2475% 8/25/35 (d)	17,520,000	17,519,308
Series 2005-BC1 Class 2A2, 4.2375% 5/25/35 (d)	8,375,000	8,376,044
Series 2005-IM1 Class A1, 4.1675% 11/25/35 (d)	15,693,686	15,693,099
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 4.4275% 4/25/34 (d)	1,994,191	2,002,512
Series 2004-FRE1:
Class A2, 4.3875% 4/25/34 (d)	1,609,084	1,609,023
Class M3, 4.6875% 4/25/34 (d)	5,885,000	5,884,753
Discover Card Master Trust I:
Series 2003-4 Class B1, 4.3% 5/16/11 (d)	8,155,000	8,200,137
Series 2005-1 Class B, 4.12% 9/16/10 (d)	12,750,000	12,737,910
Fannie Mae guaranteed REMIC pass thru certificates
Series 2004-T5 Class AB3, 4.4295% 5/28/35 (d)	4,568,090	4,569,678
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.7175% 11/25/33 (d)	1,300,000	1,312,574
Class M2, 5.7875% 11/25/33 (d)	700,000	718,402
Series 2004-1 Class M2, 5.1375% 1/25/35 (d)	3,700,000	3,741,806

Annual Report

70

Asset Backed Securities continued
	Principal	Value
	Amount
Fieldstone Mortgage Investment Corp.: – continued
Series 2004-2 Class M2, 5.1875% 7/25/34 (d)	$9,890,000	$9,889,591
Series 2004-3 Class M5, 5.4875% 8/25/34 (d)	2,000,000	2,033,125
Series 2005-2 Class 2A1, 4.1575% 12/25/35 (d)	16,103,387	16,102,782
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 4.1275% 3/25/35 (d)	5,908,015	5,908,943
Series 2005-FF2 Class M6, 4.7375% 3/25/35 (d)	6,950,000	6,957,787
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.5875% 3/25/34 (d)	400,000	400,630
Class M4, 4.9375% 3/25/34 (d)	300,000	302,755
First USA Credit Card Master Trust Series 2001-4
Class B, 4.34% 1/12/09 (d)	15,000,000	15,013,395
First USA Secured Note Trust Series 2001-3 Class C,
5.0469% 11/19/08 (a)(d)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2,
4.4% 10/15/07 (d)	19,600,000	19,667,314
Ford Credit Floorplan Master Owner Trust Series
2005-1:
Class A, 4.12% 5/15/10 (d)	9,590,000	9,586,859
Class B, 4.41% 5/15/10 (d)	2,625,000	2,624,142
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 4.2575% 2/25/34 (d)	2,021,821	2,022,951
Class M1, 4.4875% 2/25/34 (d)	750,000	750,203
Class M2, 4.5375% 2/25/34 (d)	800,000	800,707
Series 2004-C Class 2A2, 4.5875% 8/25/34 (d)	10,000,000	10,056,854
Series 2004-D Class 3A2, 4.3175% 11/25/34 (d)	1,943,288	1,947,852
Series 2005-2 Class 2A1, 4.1475% 6/25/35 (d)	13,331,597	13,328,239
Series 2005 A:
Class 2A2, 4.2775% 2/25/35 (d)	11,850,000	11,862,015
Class M1, 4.4675% 1/25/35 (d)	1,603,000	1,608,248
Class M2, 4.4975% 1/25/35 (d)	2,325,000	2,326,479
Class M3, 4.5275% 1/25/35 (d)	1,250,000	1,252,804
Class M4, 4.7175% 1/25/35 (d)	925,000	931,194
GE Business Loan Trust Series 2003-1 Class A, 4.4%
4/15/31 (a)(d)	4,971,452	4,998,487
GE Capital Credit Card Master Note Trust Series 2005-2
Class B, 4.17% 6/15/11 (d)	6,475,000	6,474,447
Gracechurch Card Funding No. 9 PLC Series 2005-2:
Class B, 3.9818% 9/15/10 (d)	3,560,000	3,560,000
Class C, 4.1418% 9/15/10 (d)	13,000,000	13,000,000

71 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Gracechurch Card Funding PLC:
Series 5:
Class B, 4.2% 8/15/08 (d)	$1,520,000	$1,520,503
Class C, 4.9% 8/15/08 (d)	5,580,000	5,598,466
Series 6 Class B, 4.16% 2/17/09 (d)	1,030,000	1,030,848
Series 8 Class C, 4.3% 6/15/10 (d)	18,450,000	18,494,769
GSAMP Trust:
Series 2002-HE Class M1, 5.25% 11/20/32 (d)	2,882,888	2,920,157
Series 2002-NC1:
Class A2, 4.3575% 7/25/32 (d)	54,777	55,154
Class M1, 4.6775% 7/25/32 (d)	8,861,000	8,943,613
Series 2003-FM1 Class M1, 4.82% 3/20/33 (d)	12,735,683	12,854,395
Series 2004-FM1:
Class M1, 4.6875% 11/25/33 (d)	2,865,000	2,864,880
Class M2, 5.4375% 11/25/33 (d)	1,975,000	2,008,707
Series 2004-FM2:
Class M1, 4.5375% 1/25/34 (d)	3,500,000	3,499,854
Class M2, 5.1375% 1/25/34 (d)	1,500,000	1,499,937
Class M3, 5.3375% 1/25/34 (d)	1,500,000	1,499,937
Series 2004-HE1:
Class M1, 4.5875% 5/25/34 (d)	4,045,000	4,044,832
Class M2, 5.1875% 5/25/34 (d)	1,750,000	1,767,968
Series 2005-9 Class 2A1, 4.1575% 8/25/35 (d)	15,279,742	15,276,959
Series 2005-FF2 Class M5, 4.6675% 3/25/35 (d)	3,500,000	3,506,671
Series 2005-HE2 Class M, 4.4675% 3/25/35 (d)	8,780,000	8,776,166
Series 2005-MTR1 Class A1, 4.21% 10/25/35 (d)	18,390,000	18,390,000
Series 2005-NC1 Class M1, 4.4875% 2/25/35 (d)	9,010,000	9,013,075
Guggenheim Structured Real Estate Funding Ltd. Series
2005-1 Class C, 5.1175% 5/25/30 (a)(d)	14,000,000	13,956,027
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.8375% 6/25/32 (d)	10,000,000	10,011,830
Series 2002-3 Class A5, 4.4775% 2/25/33 (d)	2,763	2,766
Series 2002-5:
Class A3, 4.5575% 5/25/33 (d)	864,556	865,483
Class M1, 5.2375% 5/25/33 (d)	13,800,000	13,923,924
Series 2003-1:
Class A2, 4.5075% 6/25/33 (d)	2,762,401	2,764,458
Class M1, 5.0375% 6/25/33 (d)	8,335,000	8,369,998
Series 2003-2:
Class A2, 4.4175% 8/25/33 (d)	131,317	131,716
Class M1, 4.9175% 8/25/33 (d)	2,245,000	2,271,293
Series 2003-3:
Class A2, 4.3975% 8/25/33 (d)	1,179,683	1,181,162

Annual Report

72

Asset Backed Securities continued
	Principal	Value
	Amount
Home Equity Asset Trust: – continued
Series 2003-3:
Class M1, 4.8975% 8/25/33 (d)	$8,185,000	$8,236,817
Series 2003-4:
Class M1, 4.4413% 10/25/33 (d)	3,415,000	3,435,348
Class M2, 5.5413% 10/25/33 (d)	4,040,000	4,084,929
Series 2003-5:
Class A2, 4.3875% 12/25/33 (d)	3,346,855	3,358,312
Class M1, 4.7375% 12/25/33 (d)	3,175,000	3,198,007
Class M2, 5.7675% 12/25/33 (d)	1,345,000	1,374,875
Series 2003-7 Class A2, 4.4175% 3/25/34 (d)	2,484,650	2,489,725
Series 2004-2 Class A2, 4.3275% 7/25/34 (d)	4,709,805	4,709,701
Series 2004-3:
Class M1, 4.6075% 8/25/34 (d)	2,015,000	2,023,438
Class M2, 5.2375% 8/25/34 (d)	2,200,000	2,238,164
Series 2004-4 Class A2, 4.3575% 10/25/34 (d)	6,925,327	6,948,829
Series 2004-6 Class A2, 4.3875% 12/25/34 (d)	7,687,430	7,710,760
Series 2004-7 Class A3, 4.4275% 1/25/35 (d)	8,269,780	8,305,007
Series 2005-1:
Class M1, 4.4675% 5/25/35 (d)	9,705,000	9,708,066
Class M2, 4.4875% 5/25/35 (d)	5,780,000	5,775,843
Class M3, 4.5375% 5/25/35 (d)	5,825,000	5,820,936
Series 2005-2:
Class 2A2, 4.2375% 7/25/35 (d)	13,170,000	13,172,228
Class M1, 4.4875% 7/25/35 (d)	10,085,000	10,084,575
Series 2005-3 Class M1, 4.4475% 8/25/35 (d)	9,450,000	9,442,272
Series 2005-5 Class 2A2, 4.2875% 11/25/35 (d)	15,000,000	15,023,153
Household Affinity Credit Card Master Note Trust I Series
2003-3 Class B, 4.26% 8/15/08 (d)	10,000,000	10,009,594
Household Home Equity Loan Trust:
Series 2002-2 Class A, 4.3% 4/20/32 (d)	2,946,287	2,946,505
Series 2002-3 Class A, 4.45% 7/20/32 (d)	2,386,113	2,387,496
Series 2003-1 Class M, 4.63% 10/20/32 (d)	651,415	652,027
Series 2003-2:
Class A, 4.33% 9/20/33 (d)	2,382,075	2,386,003
Class M, 4.58% 9/20/33 (d)	1,120,170	1,122,431
Series 2004-1 Class M, 4.52% 9/20/33 (d)	2,259,260	2,263,727
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.65% 2/20/33 (d)	1,349,057	1,352,972
Series 2004-HC1:
Class A, 4.35% 2/20/34 (d)	3,814,039	3,823,683
Class M, 4.5% 2/20/34 (d)	2,305,982	2,307,083
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 4.52% 1/18/11 (d)	8,850,000	8,864,849

73		Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Household Private Label Credit Card Master Note Trust I:
– continued
Series 2002-2:
Class A, 4.14% 1/18/11 (d)	$9,000,000	$9,010,293
Class B, 4.52% 1/18/11 (d)	14,275,000	14,343,189
Series 2002-3 Class B, 5.22% 9/15/09 (d)	4,150,000	4,150,583
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.46% 1/20/35 (d)	2,773,855	2,774,235
Class M2, 4.49% 1/20/35 (d)	2,077,166	2,077,450
Ikon Receivables Funding LLC Series 2003-1 Class A3A,
4.21% 12/17/07 (d)	1,611,166	1,611,380
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 4.2875% 6/25/35 (d)	9,579,192	9,578,816
Class M1, 4.5075% 6/25/35 (d)	4,100,000	4,098,270
Class M2, 4.5275% 6/25/35 (d)	2,775,000	2,773,859
Class M3, 4.5575% 6/25/35 (d)	1,975,000	1,977,792
Keycorp Student Loan Trust Series 1999-A Class A2,
4.34% 12/27/09 (d)	14,973,894	15,019,563
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 4.3575% 6/25/33 (d)	58,756	58,762
Class M1, 4.8575% 6/25/33 (d)	19,500,000	19,581,206
Series 2003-3 Class M1, 4.7875% 7/25/33 (d)	7,770,000	7,812,659
Series 2004-2:
Class M1, 4.5675% 6/25/34 (d)	4,275,000	4,284,648
Class M2, 5.1175% 6/25/34 (d)	1,400,000	1,415,181
Series 2005-2 Class 2A2, 4.2175% 4/25/35 (d)	12,000,000	12,003,389
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.7675% 4/25/33 (d)	3,500,000	3,519,150
Class M2, 5.8875% 4/25/33 (d)	1,500,000	1,528,792
Series 2004-FRE1 Class M1, 4.5875% 7/25/34 (d)	5,223,000	5,244,583
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 4.345% 10/15/08 (d)	30,000,000	30,028,077
Series 2001-B2 Class B2, 4.33% 1/15/09 (d)	30,353,000	30,398,800
Series 2002-B2 Class B2, 4.35% 10/15/09 (d)	20,000,000	20,076,876
Series 2002-B4 Class B4, 4.47% 3/15/10 (d)	14,800,000	14,902,873
Series 2003-B2 Class B2, 4.36% 10/15/10 (d)	1,530,000	1,544,431
Series 2003-B3 Class B3, 4.345% 1/18/11 (d)	1,130,000	1,136,068
Series 2003-B5 Class B5, 4.34% 2/15/11 (d)	705,000	709,961
Series 2005-C3 Class C, 4.2156% 3/15/11 (d)	22,170,000	22,178,868
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 4.48% 9/15/10 (d)	7,800,000	7,842,020

Annual Report

74

Asset Backed Securities continued
	Principal	Value
	Amount
MBNA Master Credit Card Trust II: – continued
Series 1998-G Class B, 4.37% 2/17/09 (d)	$20,000,000	$ 20,028,252
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 4.5375% 7/25/34 (d)	2,125,000	2,124,913
Class M2, 4.5875% 7/25/34 (d)	375,000	374,985
Class M3, 4.9875% 7/25/34 (d)	775,000	774,968
Class M4, 5.1375% 7/25/34 (d)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1
Class M1, 4.7375% 7/25/34 (d)	2,321,000	2,334,686
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 6.1375% 11/25/32 (d) .	2,370,000	2,422,701
Series 2003-NC5 Class M2, 6.0375% 4/25/33 (d)	2,800,000	2,824,177
Series 2003-NC6 Class M2, 5.5913% 6/27/33 (d)	12,835,000	13,174,880
Series 2003-NC7 Class M1, 4.7375% 6/25/33 (d)	1,785,000	1,790,428
Series 2003-NC8 Class M1, 4.7375% 9/25/33 (d)	2,350,000	2,379,882
Series 2004-HE6 Class A2, 4.3775% 8/25/34 (d)	5,570,704	5,587,885
Series 2004-NC2 Class M1, 4.5875% 12/25/33 (d) .	2,595,000	2,604,318
Series 2004-NC6 Class A2, 4.3775% 7/25/34 (d)	2,516,517	2,521,972
Series 2005-1:
Class M2, 4.5075% 12/25/34 (d)	4,425,000	4,429,651
Class M3, 4.5575% 12/25/34 (d)	4,000,000	4,008,476
Series 2005-HE1:
Class A3B, 4.2575% 12/25/34 (d)	3,885,000	3,889,159
Class M1, 4.4875% 12/25/34 (d)	1,100,000	1,103,689
Class M2, 4.5075% 12/25/34 (d)	2,970,000	2,974,258
Series 2005-HE2:
Class M1, 4.4375% 1/25/35 (d)	2,665,000	2,673,107
Class M2, 4.4775% 1/25/35 (d)	1,900,000	1,899,204
Series 2005-NC1:
Class M1, 4.4775% 1/25/35 (d)	2,425,000	2,434,945
Class M2, 4.5075% 1/25/35 (d)	2,425,000	2,427,570
Class M3, 4.5475% 1/25/35 (d)	2,425,000	2,431,926
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.8875% 2/25/32 (d)	1,510,288	1,511,461
Class M2, 5.4375% 2/25/32 (d)	4,603,090	4,608,908
Series 2001-NC4 Class M1, 5.0375% 1/25/32 (d)	3,827,881	3,835,822
Series 2002-AM3 Class A3, 4.5275% 2/25/33 (d)	705,709	708,519
Series 2002-HE1 Class M1, 4.6375% 7/25/32 (d)	5,860,000	5,893,761
Series 2002-HE2 Class M1, 4.7375% 8/25/32 (d)	9,925,000	9,960,791
Series 2002-NC3 Class A3, 4.3775% 8/25/32 (d)	147,864	148,087
Series 2002-OP1 Class M1, 4.7875% 9/25/32 (d)	3,894,745	3,905,510

75 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Morgan Stanley Dean Witter Capital I Trust: – continued
Series 2003-NC1:
Class M1, 5.0875% 11/25/32 (d)	$2,391,382	$2,405,650
Class M2, 6.0875% 11/25/32 (d)	1,880,000	1,896,152
New Century Home Equity Loan Trust:
Series 2003-2 Class M2, 6.0375% 1/25/33 (d)	4,600,000	4,662,422
Series 2003-6 Class M1, 4.7575% 1/25/34 (d)	5,180,000	5,212,467
Series 2005-1:
Class M1, 4.4875% 3/25/35 (d)	4,395,000	4,396,442
Class M2, 4.5175% 3/25/35 (d)	4,395,000	4,396,380
Class M3, 4.5575% 3/25/35 (d)	2,120,000	2,125,828
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 4.11% 6/15/09 (d)	10,770,981	10,778,573
Series 2004-A Class A4A, 4.04% 6/15/10 (d)	10,570,000	10,580,910
Series 2005-A Class A4, 4.05% 8/15/11 (d)	17,595,000	17,595,000
NovaStar Home Equity Loan Series 2004-1:
Class M1, 4.4875% 6/25/34 (d)	1,450,000	1,451,143
Class M4, 5.0125% 6/25/34 (d)	2,435,000	2,444,812
Ocala Funding LLC Series 2005-1A Class A, 5.5%
3/20/10 (a)(d)	3,675,000	3,675,000
Ownit Mortgage Loan Asset-Backed Certificates:
Series 2005-3 Class A2A, 4.1575% 6/25/36 (d)	14,515,775	14,516,348
Series 2005-4 Class A2A1, 4.19% 9/25/36 (d)	16,135,000	16,135,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.6675% 9/25/34 (d)	3,745,000	3,776,511
Class M2, 4.7175% 9/25/34 (d)	1,755,000	1,765,509
Class M3, 5.2875% 9/25/34 (d)	3,355,000	3,390,352
Class M4, 5.4875% 9/25/34 (d)	4,700,000	4,753,092
Series 2004-WCW2 Class A2, 4.4175%
10/25/34 (d)	5,824,706	5,837,945
Series 2005-WCH1:
Class A3B, 4.2575% 1/25/35 (d)	2,775,000	2,779,423
Class M2, 4.5575% 1/25/35 (d)	4,175,000	4,177,976
Class M3, 4.5975% 1/25/35 (d)	3,290,000	3,299,520
Class M5, 4.9175% 1/25/35 (d)	3,095,000	3,112,483
Series 2005-WHQ2 Class M7, 5.2875% 5/25/35 (d)	5,950,000	5,949,735
People’s Choice Home Loan Securities Trust Series
2005-2:
Class A1, 4.1475% 9/25/24 (d)	4,927,321	4,928,138
Class M4, 4.6675% 5/25/35 (d)	6,000,000	6,024,279

Annual Report

76

Asset Backed Securities continued
	Principal	Value
	Amount
Providian Gateway Master Trust Series 2002-B Class A,
4.67% 6/15/09 (a)(d)	$15,000,000	$ 15,012,471
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.6175% 5/25/35 (d)	1,040,000	1,044,401
Series 2005-KS7 Class A1, 4.1375% 8/25/35 (d)	9,636,299	9,635,938
Residential Asset Mortgage Products, Inc.:
Series 2004-RS10 Class MII2, 5.2875% 10/25/34 (d)	5,500,000	5,584,285
Series 2005-SP2 Class 1A1, 4.1875% 6/25/35 (d)	14,610,240	14,609,688
Salomon Brothers Mortgage Securities VII, Inc. Series
2003-HE1 Class A, 4.4375% 4/25/33 (d)	587,231	589,810
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 4.5675% 3/25/35 (d)	4,415,000	4,418,774
Series 2004-2 Class MV1, 4.6175% 8/25/35 (d)	4,495,000	4,506,945
Series 2005-1 Class A2B, 4.2575% 5/25/35 (d)	16,056,000	16,068,191
Securitized Asset Backed Receivables LLC Trust Series
2004-NC1 Class M1, 4.5575% 2/25/34 (d)	2,910,000	2,912,660
Specialty Underwriting & Residential Finance Series
2003-BC4 Class M1, 4.6375% 11/25/34 (d)	1,810,000	1,819,056
Structured Asset Securities Corp.:
Series 2004-GEL1 Class A, 4.3975% 2/25/34 (d)	846,212	846,179
Series 2005-5N Class 3A1A, 4.36% 11/25/35 (d)	16,485,000	16,485,000
Superior Wholesale Inventory Financing Trust VII Series
2003-A8 Class CTFS, 4.42% 3/15/11 (a)(d)	10,835,000	10,826,536
Superior Wholesale Inventory Financing Trust XII Series
2005-A12 Class C, 5.17% 6/15/10 (d)	6,840,000	6,851,853
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 4.4675% 9/25/34 (d)	1,638,761	1,646,869
Series 2003-6HE Class A1, 4.5075% 11/25/33 (d)	1,272,592	1,275,009
Series 2005-14HE Class AF1, 4.1875% 8/25/36 (d) .	8,103,933	8,101,960
Series 2005-8HE Class A1, 4.1575% 7/25/35 (a)(d)	6,537,368	6,537,120
Whinstone Capital Management Ltd. Series 1A Class B3,
5.25% 10/25/44 (a)(d)	22,670,000	22,670,000

TOTAL ASSET BACKED SECURITIES
(Cost $2,237,410,687)		2,243,469,956

Collateralized Mortgage Obligations 19.2%

Private Sponsor – 12.6%

Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 4.4375% 2/25/35 (d)	7,584,900	7,604,266
Series 2004-4 Class 5A2, 4.4375% 3/25/35 (d)	3,037,919	3,044,931
Series 2005-1 Class 5A2, 4.3675% 5/25/35 (d)	5,226,606	5,209,702

77 Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Adjustable Rate Mortgage Trust floater: – continued
Series 2005-10:
Class 5A1, 4.2975% 1/25/36 (d)	$14,636,473	$ 14,642,547
Class 5A2, 4.3575% 1/25/36 (d)	673,278	673,620
Series 2005-2:
Class 6A2, 4.3175% 6/25/35 (d)	2,345,886	2,347,353
Class 6M2, 4.5175% 6/25/35 (d)	10,145,000	10,144,959
Series 2005-3 Class 8A2, 4.2775% 7/25/35 (d)	15,594,232	15,604,103
Series 2005-4 Class 7A2, 4.2675% 8/25/35 (d)	7,729,948	7,734,926
Series 2005-8 Class 7A2, 4.3175% 11/25/35 (d)	6,961,922	6,966,454
American Home Mortgage Investment Trust Series
2005-4 Class 1A1, 4.3275% 3/25/35 (d)	11,074,068	11,074,068
Bear Stearns Adjustable Rate Mortgage Trust Series
2005-6 Class 1A1, 5.1587% 8/25/35 (d)	17,637,633	17,618,019
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 4.3175% 1/25/35 (d)	18,187,600	18,227,385
Series 2005-2 Class 1A1, 4.2875% 3/25/35 (d)	12,483,344	12,491,146
Series 2005-5 Class 1A1, 4.2575% 7/25/35 (d)	16,603,364	16,603,364
Countrywide Alternative Loan Trust planned
amortization class Series 2003-5T2 Class A2,
4.4375% 5/25/33 (d)	4,710,594	4,713,059
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 4.4375% 3/25/34 (d)	4,370,940	4,368,289
Series 2004-AR3 Class 6A2, 4.4075% 4/25/34 (d)	1,791,631	1,793,643
Series 2004-AR4 Class 5A2, 4.4075% 5/25/34 (d)	1,732,185	1,731,147
Series 2004-AR5 Class 11A2, 4.4075% 6/25/34 (d)	2,499,661	2,494,726
Series 2004-AR6 Class 9A2, 4.4075% 10/25/34 (d)	3,067,195	3,070,119
Series 2004-AR7 Class 6A2, 4.4175% 8/25/34 (d)	4,582,954	4,587,966
Series 2004-AR8 Class 8A2, 4.4175% 9/25/34 (d)	3,423,958	3,431,010
CWALT, Inc. floater Series 2005-56 Class 3A1,
4.3275% 11/25/35 (d)	8,393,362	8,393,362
First Horizon Mortgage pass thru Trust floater Series
2004-FL1 Class 2A1, 4.6706% 12/25/34 (d)	3,158,837	3,154,469
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.97% 12/21/24 (d)	5,300,000	5,297,516
Class B1, 4.02% 12/20/54 (d)	7,050,000	7,045,594
Class M1, 4.12% 12/20/54 (d)	5,300,000	5,296,688
Series 2005-2 Class C1, 4.6741% 12/20/54 (d)	7,975,000	7,972,508
Series 2005-4:
Class C1, 4.455% 12/20/54 (d)	6,800,000	6,794,688
Class M2, 4.305% 12/20/54 (d)	6,500,000	6,494,922

Annual Report 78

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 4.1% 3/20/44 (d)		$1,415,000	$ 1,415,221
Class 1C, 4.79% 3/20/44 (d)		4,075,000	4,087,734
Class 1M, 4.3% 3/20/44 (d)		4,935,000	4,938,856
Series 2004-2:
Class 1A2, 3.96% 6/20/28 (d)		4,162,129	4,162,129
Class 1B, 4.06% 6/20/44 (d)		786,975	787,068
Class 1C, 4.59% 6/20/44 (d)		2,865,039	2,869,516
Class 1M, 4.17% 6/20/44 (d)		2,104,806	2,103,930
Series 2004-3:
Class 1B, 4.05% 9/20/44 (d)		2,100,000	2,099,706
Class 1C, 4.48% 9/20/44 (d)		5,415,000	5,422,527
Class 1M, 4.16% 9/20/44 (d)		1,200,000	1,200,000
Harborview Mortgage Loan Trust floater Series 2005-2
Class 2A1A, 4.2169% 5/19/35 (d)		11,057,256	11,026,157
Holmes Financing No. 7 PLC floater Series 2 Class M,
4.95% 7/15/40 (d)		2,560,000	2,562,276
Holmes Financing No. 8 PLC floater Series 2:
Class A, 4.23% 4/15/11 (d)		25,000,000	25,011,720
Class B, 4.32% 7/15/40 (d)		2,695,000	2,696,684
Class C, 4.87% 7/15/40 (d)		10,280,000	10,318,550
Home Equity Asset Trust floater Series 2005-3 Class
2A1, 4.1275% 8/25/35 (d)		5,420,106	5,420,896
Homestar Mortgage Acceptance Corp. floater Series
2004-5 Class A1, 4.4875% 10/25/34 (d)		3,850,388	3,862,743
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 4.4075% 3/25/35 (d)		7,507,128	7,508,594
Series 2004-6 Class 1A2, 4.4275% 10/25/34 (d)		2,912,064	2,917,267
Series 2005-1:
Class M1, 4.4975% 4/25/35 (d)		2,910,758	2,908,484
Class M2, 4.5375% 4/25/35 (d)		5,095,876	5,092,890
Class M3, 4.5675% 4/25/35 (d)		1,250,396	1,249,419
Class M4, 4.7875% 4/25/35 (d)		737,939	738,832
Class M5, 4.8075% 4/25/35 (d)		737,939	737,939
Class M6, 4.8575% 4/25/35 (d)		1,180,701	1,180,240
Series 2005-2 Class 1A2, 4.3475% 4/25/35 (d)		11,979,616	11,970,257
Series 2005-3 Class A1, 4.2775% 8/25/35 (d)		13,855,192	13,835,167
Series 2005-4 Class 1B1, 5.3375% 5/25/35 (d)		4,802,714	4,796,711
Series 2005-6 Class 1M3, 4.6475% 10/25/35 (d)	.	3,288,184	3,288,205
Series 2005-7:
Class M1, 4.5175% 11/25/35 (d)		1,760,398	1,760,398

79			Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Impac CMB Trust floater: – continued
Series 2005-7:
Class M2, 4.5575% 11/25/35 (d)	$ 1,321,545	$1,321,545
Class M3, 4.6575% 11/25/35 (d)	6,597,753	6,597,753
Class M4, 4.6975% 11/25/35 (d)	3,160,738	3,160,738
Lehman Structured Securities Corp. floater Series
2005-1 Class A2, 4.4275% 9/26/45 (a)(d)	14,678,988	14,678,988
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 4.3075%
3/25/35 (d)	9,845,804	9,857,136
Series 2004-6 Class 4A2, 4.1657% 7/25/34 (d)	5,616,200	5,591,704
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 4.4275% 3/25/28 (d)	6,560,863	6,593,904
Series 2003-B Class A1, 4.3775% 4/25/28 (d)	6,872,995	6,910,549
Series 2003-D Class A, 4.3475% 8/25/28 (d)	6,231,345	6,240,406
Series 2003-E Class A2, 4.3831% 10/25/28 (d)	8,221,763	8,224,497
Series 2003-F Class A2, 4.7106% 10/25/28 (d)	10,892,134	10,893,340
Series 2004-A Class A2, 4.6206% 4/25/29 (d)	9,559,711	9,545,095
Series 2004-B Class A2, 3.79% 6/25/29 (d)	7,460,019	7,446,309
Series 2004-C Class A2, 3.95% 7/25/29 (d)	10,858,858	10,830,077
Series 2004-D Class A2, 4.4131% 9/25/29 (d)	8,028,772	8,030,671
Series 2004-E:
Class A2B, 4.7306% 11/25/29 (d)	7,068,178	7,056,076
Class A2D, 4.9206% 11/25/29 (d)	1,643,762	1,649,956
Series 2004-G Class A2, 3.95% 11/25/29 (d)	3,398,617	3,397,874
Series 2005-A Class A2, 4.6206% 2/25/30 (d)	9,503,014	9,494,621
Mortgage Asset Backed Securities Trust floater Series
2002-NC1 Class M1, 4.8875% 10/25/32 (d)	2,477,799	2,485,909
MortgageIT Trust floater:
Series 2004-2:
Class A1, 4.4075% 12/25/34 (d)	4,551,460	4,564,709
Class A2, 4.4875% 12/25/34 (d)	6,157,376	6,205,631
Series 2005-2 Class 1A1, 4.2975% 5/25/35 (d)	4,661,832	4,666,267
Opteum Mortgage Acceptance Corp. floater Series
2005-3 Class APT, 4.3275% 7/25/35 (d)	18,114,499	18,125,113
Permanent Financing No. 3 PLC floater Series 2 Class
C, 4.8838% 6/10/42 (d)	4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class
C, 4.5538% 6/10/42 (d)	15,400,000	15,475,238
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.4838% 6/10/42 (d)	4,215,000	4,240,489
Series 3 Class C, 4.6538% 6/10/42 (d)	8,890,000	8,978,900

Annual Report 80

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Permanent Financing No. 6 PLC floater Series 6 Class
2C, 4.2888% 6/10/42 (d)	$5,350,000	$5,344,539
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.9238% 6/10/42 (d)	2,000,000	1,999,747
Class 1C, 4.1138% 6/10/42 (d)	3,840,000	3,849,303
Class 2C, 4.1638% 6/10/42 (d)	8,065,000	8,052,714
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 4.1638% 6/10/42 (d)	7,165,000	7,161,496
Class 2C, 4.2338% 6/10/42 (d)	9,945,000	9,940,127
Residential Asset Mortgage Products, Inc.:
sequential pay Series 2003-SL1 Class 3A1, 7.125%
4/25/31	4,119,361	4,167,491
Series 2005-AR5 Class 1A1, 4.903% 9/19/35 (d)	4,889,795	4,861,800
Residential Finance LP/Residential Finance Development
Corp. floater Series 2003-A:
Class B4, 5.74% 3/10/35 (a)(d)	5,467,132	5,549,139
Class B5, 6.29% 3/10/35 (a)(d)	5,657,969	5,780,451
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 4.5375% 11/25/34 (d) .	2,107,156	2,115,813
Series 2003-RP2 Class A1, 4.4875% 6/25/33 (a)(d)	3,315,839	3,326,719
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 4.37% 9/20/33 (d)	9,319,902	9,312,393
Series 2003-7 Class A2, 3.835% 1/20/34 (d)	7,756,289	7,754,427
Series 2004-1 Class A, 4.15% 2/20/34 (d)	4,964,373	4,955,156
Series 2004-10 Class A4, 4.7% 11/20/34 (d)	8,610,164	8,610,454
Series 2004-3 Class A, 4.61% 5/20/34 (d)	8,547,809	8,517,022
Series 2004-4 Class A, 4.62% 5/20/34 (d)	10,827,309	10,821,335
Series 2004-5 Class A3, 3.77% 6/20/34 (d)	7,329,017	7,325,582
Series 2004-6:
Class A3A, 4.6575% 6/20/35 (d)	6,256,392	6,252,478
Class A3B, 4.08% 7/20/34 (d)	782,049	781,578
Series 2004-7:
Class A3A, 4.365% 8/20/34 (d)	6,310,983	6,302,327
Class A3B, 4.59% 7/20/34 (d)	1,135,629	1,138,148
Series 2004-8 Class A2, 4.41% 9/20/34 (d)	10,894,841	10,894,080
Series 2005-1 Class A2, 4.1% 2/20/35 (d)	6,482,716	6,423,622
Series 2005-2 Class A2, 4.29% 3/20/35 (d)	10,734,944	10,734,944
Series 2005-3 Class A1, 4.2% 5/20/35 (d)	8,079,028	8,067,692
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2001-14 Class A1, 4.3475% 7/25/35 (d)	10,509,687	10,509,687
Structured Asset Securities Corp. floater Series
2004-NP1 Class A, 4.4375% 9/25/33 (a)(d)	2,103,178	2,104,353

81		Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Thornburg Mortgage Securities Trust floater:
Series 2004-3 Class A, 4.4075% 9/25/34 (d)		$19,456,231	$ 19,503,848
Series 2005-3 Class A4, 4.3075% 10/25/35 (d)		17,145,173	17,145,173
WAMU Mortgage pass thru certificates floater:
Series 2005-AR11 Class A1C1, 4.2375%
8/25/45 (d)		13,783,094	13,766,411
Series 2005-AR13 Class A1C1, 4.2275%
10/25/45 (d)		24,096,000	24,096,000
Series 2005 AR6 Class 2A 1A, 4.2675%
4/25/45 (d)		5,889,413	5,871,883
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.6924% 8/25/34 (d)		19,585,545	19,472,865
Series 2005-AR12 Class 2A1, 4.3217% 7/25/35 (d)		27,787,900	27,382,116

TOTAL PRIVATE SPONSOR			891,646,523
U.S. Government Agency 6.6%
Fannie Mae:
floater:
Series 2000-38 Class F, 4.48% 11/18/30 (d)		995,921	1,003,966
Series 2000-40 Class FA, 4.5375% 7/25/30 (d)	.	2,190,892	2,200,400
Series 2002-89 Class F, 4.3375% 1/25/33 (d)		3,187,694	3,191,828
target amortization class Series G94-2 Class D,
6.45% 1/25/24		4,292,048	4,366,145
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 4.38% 8/18/31 (d)		2,301,689	2,310,006
Series 2001-38 Class QF, 5.0175% 8/25/31 (d)	.	9,222,276	9,415,477
Series 2001-44 Class FB, 4.3375% 9/25/31 (d)		2,051,921	2,057,720
Series 2001-46 Class F, 4.38% 9/18/31 (d)		5,909,533	5,943,157
Series 2002-11 Class QF, 4.5375% 3/25/32 (d)	.	4,100,362	4,136,788
Series 2002-36 Class FT, 4.5375% 6/25/32 (d)		1,384,520	1,396,568
Series 2002-64 Class FE, 4.33% 10/18/32 (d)		2,067,724	2,075,862
Series 2002-65 Class FA, 4.3375% 10/25/17 (d)		2,186,401	2,187,173
Series 2002-74 Class FV, 4.4875% 11/25/32 (d) .		7,648,005	7,705,114
Series 2003-11:
Class DF, 4.4875% 2/25/33 (d)		2,733,089	2,754,235
Class EF, 4.4875% 2/25/33 (d)		1,960,271	1,983,566
Series 2003-119 Class FK, 4.5375% 5/25/18 (d)		2,500,000	2,524,026
Series 2003-131 Class FM, 4.4375% 12/25/29 (d)		3,376,656	3,387,013
Series 2003-15 Class WF, 4.3875% 8/25/17 (d)	.	5,280,328	5,301,540
Series 2003-63 Class F1, 4.3375% 11/25/27 (d)		5,394,619	5,396,503

Annual Report 82

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
U.S. Government Agency continued
Fannie Mae guaranteed REMIC pass thru certificates: -
continued
floater:
Series 2005-45 Class XA, 4.3775% 6/25/35 (d)	.	$73,249,659	$ 73,200,530
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27		590,521	589,119
Series 2001-62 Class PG, 6.5% 10/25/30		2,511,215	2,510,355
Series 2001-76 Class UB, 5.5% 10/25/13		309,366	308,621
Series 2002-16 Class QD, 5.5% 6/25/14		218,824	218,885
Series 2002-28 Class PJ, 6.5% 3/25/31		3,203,563	3,200,583
Series 2002-8 Class PD, 6.5% 7/25/30		1,881,871	1,883,967
Series 2005-72 Class FG, 4.2875% 5/25/35 (d)	.	51,057,386	50,398,399
Freddie Mac:
floater:
Series 2510 Class FE, 4.37% 10/15/32 (d)		5,615,165	5,648,291
0% 9/15/35 (d)		854,545	839,590
planned amortization class Series 2353 Class PC,
6.5% 9/15/15		819,058	819,247
Freddie Mac Manufactured Housing participation
certificates guaranteed floater Series 2338 Class FJ,
4.17% 7/15/31 (d)		4,843,627	4,743,688
Freddie Mac Multi-class participation certificates
guaranteed:
floater:
Series 2395 Class FA, 4.57% 6/15/29 (d)		1,061,071	1,067,691
Series 2406:
Class FP, 4.95% 1/15/32 (d)		10,161,927	10,435,429
Class PF, 4.95% 12/15/31 (d)		8,125,000	8,282,268
Series 2410 Class PF, 4.95% 2/15/32 (d)		18,644,444	19,089,093
Series 2474 Class FJ, 4.32% 7/15/17 (d)		4,218,175	4,205,962
Series 2526 Class FC, 4.37% 11/15/32 (d)		2,911,348	2,921,401
Series 2538 Class FB, 4.37% 12/15/32 (d)		6,057,691	6,087,551
Series 2551 Class FH, 4.42% 1/15/33 (d)		2,851,273	2,863,125
Series 2553 Class FB, 4.47% 3/15/29 (d)		21,880,000	21,568,761
Series 2577 Class FW, 4.47% 1/15/30 (d)		17,245,000	17,337,309
Series 2861:
Class GF, 4.27% 1/15/21 (d)		4,612,987	4,616,961
Class JF, 4.27% 4/15/17 (d)		6,734,770	6,730,054
Series 2994 Class FB, 4.12% 6/15/20 (d)		6,534,535	6,517,744
planned amortization class:
Series 2136 Class PE, 6% 1/15/28		9,612,165	9,632,449
Series 2394 Class ND, 6% 6/15/27		68,498	68,375
Series 2395 Class PE, 6% 2/15/30		3,815,362	3,829,008

83			Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates
guaranteed: – continued
planned amortization class:
Series 2398 Class DK, 6.5% 1/15/31	$ 184,650	$184,511
Series 2410 Class ML, 6.5% 12/15/30	588,224	588,194
Series 2420 Class BE, 6.5% 12/15/30	469,381	468,777
Series 2443 Class TD, 6.5% 10/15/30	1,310,729	1,312,874
Series 2461 Class PG, 6.5% 1/15/31	1,618,427	1,625,038
Series 2650 Class FV, 4.37% 12/15/32 (d)	13,874,304	13,638,281
Series 2776 Class UJ, 4.5% 5/15/20 (e)	6,428,126	285,631
Series 2828 Class JA, 4.5% 1/15/10	10,477,886	10,454,508
Series 3013 Class AF, 4.22% 5/15/35 (d)	80,518,692	80,202,101
sequential pay Series 2430 Class ZE, 6.5% 8/15/27	189,756	189,415
Ginnie Mae guaranteed REMIC pass thru securities
floater:
Series 2001-46 Class FB, 4.32% 5/16/23 (d)	2,745,384	2,758,274
Series 2001-50 Class FV, 4.17% 9/16/27 (d)	8,430,463	8,429,377
Series 2002-24 Class FX, 4.52% 4/16/32 (d)	2,371,980	2,394,249
Series 2002-31 Class FW, 4.37% 6/16/31 (d)	3,254,054	3,273,493
Series 2002-5 Class KF, 4.37% 8/16/26 (d)	423,079	423,157

TOTAL U.S. GOVERNMENT AGENCY		465,179,423

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,359,764,567)		1,356,825,946

Commercial Mortgage Securities 5.2%

Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 4.29% 11/15/15 (a)(d)	5,038,226	5,042,271
Series 2005-BBA6:
Class B, 4.18% 1/15/19 (a)(d)	2,800,000	2,799,791
Class C, 4.22% 1/15/19 (a)(d)	2,857,948	2,857,486
Class D, 4.27% 1/15/19 (a)(d)	2,800,000	2,799,782
Class E, 4.31% 1/15/19 (a)(d)	1,750,000	1,749,859
Class F, 4.36% 1/15/19 (a)(d)	1,170,000	1,169,906
Class G, 4.39% 1/15/19 (a)(d)	915,000	914,926
Series 2005-BOCA:
Class H, 4.92% 12/15/16 (a)(d)	2,065,000	2,062,582
Class J, 5.07% 12/15/16 (a)(d)	1,020,000	1,018,806
Class K, 5.32% 12/15/16 (a)(d)	6,659,000	6,684,287

Annual Report

84

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bank of America Large Loan, Inc.:
floater Series 2005-ESHA:
Class F, 4.6956% 7/14/08 (a)(d)	$ 6,395,000	$6,394,404
Class G, 4.8256% 7/14/08 (a)(d)	4,355,000	4,354,593
Class H, 5.0456% 7/14/08 (a)(d)	5,365,000	5,364,496
Series 2005-ESHA Class X1, 0.266%
7/14/08 (a)(d)(e)	334,645,000	4,876,748
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.2213% 8/25/33 (a)(d)	6,131,942	6,204,790
Series 2003-2:
Class A, 4.6175% 12/25/33 (a)(d)	12,795,257	12,951,661
Class M1, 4.8875% 12/25/33 (a)(d)	2,082,222	2,116,564
Series 2004-1:
Class A, 4.3975% 4/25/34 (a)(d)	6,104,696	6,107,565
Class B, 5.9375% 4/25/34 (a)(d)	634,254	641,513
Class M1, 4.5975% 4/25/34 (a)(d)	554,972	557,400
Class M2, 5.2375% 4/25/34 (a)(d)	475,691	481,265
Series 2004-2:
Class A, 4.4675% 8/25/34 (a)(d)	6,050,490	6,063,741
Class M1, 4.6175% 8/25/34 (a)(d)	1,950,939	1,958,560
Series 2004-3:
Class A1, 4.4075% 1/25/35 (a)(d)	6,413,935	6,420,926
Class A2, 4.4575% 1/25/35 (a)(d)	891,444	891,723
Class M1, 4.5375% 1/25/35 (a)(d)	1,068,989	1,070,435
Class M2, 5.0375% 1/25/35 (a)(d)	697,167	701,313
Series 2005-2A:
Class M1, 4.5075% 8/25/35 (a)(d)	1,285,466	1,285,466
Class M2, 4.5275% 8/25/35 (a)(d)	2,116,075	2,116,075
Class M3, 4.5875% 8/25/35 (a)(d)	1,171,752	1,171,752
Class M4, 4.7375% 8/25/35 (a)(d)	1,077,814	1,077,814
Series 2005-3A:
Class A1, 4.3575% 11/25/35 (a)(d)	6,384,023	6,384,023
Class M1, 4.4775% 11/25/35 (a)(d)	898,455	898,455
Class M2, 4.5275% 11/25/35 (a)(d)	1,262,829	1,262,829
Class M3, 4.5475% 11/25/35 (a)(d)	1,128,060	1,128,060
Class M4, 4.6375% 11/25/35 (a)(d)	1,407,580	1,407,580
Bear Stearns Commercial Mortgage Securities, Inc.
floater:
Series 2003 BA1A:
Class JFCM, 5.5456% 4/14/15 (a)(d)	1,344,296	1,346,856
Class KFCM, 5.7956% 4/14/15 (a)(d)	1,436,661	1,439,544
Class LFCM, 6.1956% 4/14/15 (a)(d)	1,601,905	1,601,894
Class MFCM, 6.4956% 4/14/15 (a)(d)	2,218,251	2,218,234

85 Annual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bear Stearns Commercial Mortgage Securities, Inc.
floater: – continued
Series 2004-BBA3 Class E, 4.67% 6/15/17 (a)(d)	$10,415,000	$10,456,288
Chase Commercial Mortgage Securities Corp. floater
Series 2000-FL1A:
Class B, 4.39% 12/12/13 (a)(d)	64,803	63,507
Class C, 4.74% 12/12/13 (a)(d)	1,793,345	1,793,345
COMM floater:
Series 2001-FL5A Class E, 5.47% 11/15/13 (a)(d)	2,993,291	2,992,245
Series 2002-FL6:
Class F, 5.42% 6/14/14 (a)(d)	11,163,000	11,177,655
Class G, 5.87% 6/14/14 (a)(d)	5,000,000	4,999,069
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 4.27% 9/15/14 (a)(d)	3,570,000	3,572,874
Class G, 4.95% 9/15/14 (a)(d)	1,345,000	1,345,496
Class H, 5.05% 9/15/14 (a)(d)	1,430,000	1,430,527
Class J, 5.57% 9/15/14 (a)(d)	490,000	491,238
Class K, 5.97% 9/15/14 (a)(d)	770,000	771,276
Class L, 6.17% 9/15/14 (a)(d)	625,000	624,798
Series 2004-HTL1:
Class B, 4.42% 7/15/16 (a)(d)	426,802	427,044
Class D, 4.52% 7/15/16 (a)(d)	969,949	970,093
Class E, 4.72% 7/15/16 (a)(d)	694,177	694,400
Class F, 4.77% 7/15/16 (a)(d)	734,671	735,046
Class H, 5.27% 7/15/16 (a)(d)	2,129,763	2,130,390
Class J, 5.42% 7/15/16 (a)(d)	818,412	818,653
Class K, 6.32% 7/15/16 (a)(d)	921,324	921,070
Series 2005-F10A:
Class B, 4.2% 4/15/17 (a)(d)	7,080,000	7,074,745
Class C, 4.24% 4/15/17 (a)(d)	3,006,000	3,000,535
Class D, 4.28% 4/15/17 (a)(d)	2,440,000	2,437,716
Class E, 4.34% 4/15/17 (a)(d)	1,821,000	1,819,296
Class F, 4.38% 4/15/17 (a)(d)	1,035,000	1,034,716
Class G, 4.52% 4/15/17 (a)(d)	1,035,000	1,034,944
Class H, 4.59% 4/15/17 (a)(d)	1,035,000	1,034,375
Class I, 4.82% 4/15/17 (a)(d)	335,000	334,615
Class MOA3, 4.27% 3/15/20 (a)(d)	4,590,000	4,589,759
CS First Boston Mortgage Securities Corp.:
floater:
Series 2004-FL1 Class B, 4.42% 5/15/14 (a)(d)	11,230,000	11,243,092
Series 2004-HC1:
Class A2, 4.47% 12/15/21 (a)(d)	1,475,000	1,474,994

Annual Report

86

Commercial Mortgage Securities continued
		Principal	Value
		Amount
CS First Boston Mortgage Securities Corp.: – continued
floater:
Series 2004-HC1:
Class B, 4.72% 12/15/21 (a)(d)		$3,835,000	$3,834,985
Series 2004-TF2A Class E, 4.39% 11/15/19 (a)(d)		4,450,000	4,451,407
Series 2004-TFL1:
Class A2, 4.16% 2/15/14 (a)(d)		2,468,541	2,468,496
Class E, 4.52% 2/15/14 (a)(d)		2,800,000	2,802,156
Class F, 4.57% 2/15/14 (a)(d)		2,325,000	2,327,270
Class G, 4.82% 2/15/14 (a)(d)		1,875,000	1,878,331
Class H, 5.07% 2/15/14 (a)(d)		1,400,000	1,403,155
Class J, 5.37% 2/15/14 (a)(d)		750,000	753,096
Series 2005-TF2A Class F, 4.47% 11/15/19 (a)(d)	.	1,540,000	1,541,397
Series 2005-TFLA:
Class C, 4.21% 2/15/20 (a)(d)		5,650,000	5,649,977
Class E, 4.3% 2/15/20 (a)(d)		3,955,000	3,954,984
Class F, 4.35% 2/15/20 (a)(d)		1,745,000	1,744,993
Class G, 4.49% 2/15/20 (a)(d)		505,000	504,998
Class H, 4.72% 2/15/20 (a)(d)		715,000	714,997
sequential pay Series 1997-C2 Class A2, 6.52%
1/17/35		216,019	216,340
GMAC Commercial Mortgage Securities, Inc. floater
Series 2001-FL1A Class E, 4.79% 2/11/11 (a)(d)		149,543	148,685
GS Mortgage Securities Corp. II floater Series
2005-FL7A Class A1, 4.05% 11/6/19 (a)(d)		4,485,077	4,484,848
John Hancock Tower Mortgage Trust floater Series
2003-C5A Class B, 6.4245% 4/10/15 (a)(d)		8,245,000	8,245,000
Lehman Brothers Floating Rate Commercial Mortgage
Trust floater:
Series 2003 LLFA:
Class A2, 4.3356% 12/16/14 (a)(d)		11,700,000	11,704,021
Class B, 4.5456% 12/16/14 (a)(d)		4,615,000	4,621,689
Class C, 4.6456% 12/16/14 (a)(d)		4,982,000	4,991,057
Series 2005-LLFA Class FAIR, 5.62% 7/15/18 (a)(d)	.	4,360,000	4,360,000
Morgan Stanley Capital I, Inc. floater Series 2005-XLF:
Class B, 4.18% 8/15/19 (a)(d)		6,705,000	6,583,683
Class C, 4.21% 8/15/19 (a)(d)		525,000	515,513
Class D, 4.23% 8/15/19 (a)(d)		1,915,000	1,880,424
Class E, 4.25% 8/15/19 (a)(d)		1,745,000	1,713,521
Class F, 4.29% 8/15/19 (a)(d)		1,220,000	1,198,029
Class G, 4.34% 8/15/19 (a)(d)		870,000	854,366
Class H, 4.36% 8/15/19 (a)(d)		695,000	682,522
Class J, 4.43% 8/15/19 (a)(d)		525,000	515,603
Morgan Stanley Dean Witter Capital I Trust floater Series
2002-XLF Class F, 6.03% 8/5/14 (a)(d)		4,686,084	4,686,077

87 Annual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Salomon Brothers Mortgage Securities VII, Inc.:
floater Series 2001-CDCA:
Class C, 4.77% 2/15/13 (a)(d)	$ 4,711,321	$ 4,701,102
Class D, 4.77% 2/15/13 (a)(d)	4,000,000	3,987,840
Series 2000-NL1 Class E, 7.0607% 10/15/30 (a)(d) .	3,154,031	3,159,372
SDG Macerich Properties LP floater Series 2000-1 Class
A3, 4.31% 5/15/09 (a)(d)	18,000,000	17,994,375
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A
Class A, 4.5175% 3/24/18 (a)(d)	6,810,222	6,810,222
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2004-WHL3:
Class A2, 4.15% 3/15/14 (a)(d)	3,510,000	3,510,547
Class E, 4.47% 3/15/14 (a)(d)	2,190,000	2,191,214
Class F, 4.52% 3/15/14 (a)(d)	1,755,000	1,755,936
Class G, 4.75% 3/15/14 (a)(d)	875,000	875,604
Series 2005-WL5A:
Class KHP1, 4.32% 1/15/18 (a)(d)	1,745,000	1,744,817
Class KHP2, 4.52% 1/15/18 (a)(d)	1,745,000	1,747,856
Class KHP3, 4.82% 1/15/18 (a)(d)	2,060,000	2,062,158
Class KHP4, 4.92% 1/15/18 (a)(d)	1,600,000	1,602,287
Class KHP5, 5.12% 1/15/18 (a)(d)	1,855,000	1,846,325
Series 2005-WL6A:
Class A2, 3.92% 10/15/17 (a)(d)	7,695,000	7,694,699
Class B, 3.97% 10/15/17 (a)(d)	1,540,000	1,539,940
Class D, 4.03% 10/15/17 (a)(d)	3,090,000	3,089,879
Series 2005-WL6A Class AP. 5.24% 10/15/17 (a)(d)	10,000,000	9,999,609

TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $366,509,367)		366,835,178

Certificates of Deposit 2.5%

Credit Agricole SA euro 4.505% 10/16/06	30,000,000	29,953,947
Credit Industriel et Commercial yankee 4.535%
10/17/06	30,000,000	29,962,173
DEPFA BANK PLC yankee 4.265% 9/1/06	30,000,000	29,902,611
Deutsche Bank AG yankee 4.21% 8/24/06	30,000,000	29,900,997
HBOS Treasury Services PLC yankee 4.52% 10/18/06	30,000,000	29,958,372
Societe Generale euro 4.51% 10/16/06	30,000,000	29,955,822

TOTAL CERTIFICATES OF DEPOSIT
(Cost $180,000,000)		179,633,922

Annual Report

88

Commercial Paper 0.4%
	Principal	Value
	Amount
Viacom, Inc. 4.23% 11/29/05
(Cost $28,904,590)	$29,000,000	$ 28,843,255
Interfund Loans 0.7%
With Fidelity Fund, at 4.18%, due 11/1/05 (b)
(Cost $48,550,000)	48,550,000	48,550,000

Cash Equivalents 35.7%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading
account at 4.03%, dated 10/31/05 due 11/1/05) (g)	$2,233,608,107	2,233,358,000
With Goldman Sachs & Co. at 4.16%, dated 8/23/05
due 11/21/05 (Collateralized by Corporate
Obligations valued at $304,500,000, 6.88%–
13.25%, 11/1/08 - 3/1/32) (d)(f)	293,016,000	290,000,000
TOTAL CASH EQUIVALENTS
(Cost $2,523,358,000)		2,523,358,000

TOTAL INVESTMENT PORTFOLIO 100.9%
(Cost $7,135,123,406)		7,137,591,561

NET OTHER ASSETS – (0.9)%		(64,709,737)
NET ASSETS 100%		$ 7,072,881,824

	89	Annual Report

Investments (Unaudited) continued

Futures Contracts
	Expiration	Underlying Face	Unrealized
	Date	Amount at	Appreciation/
		Value	(Depreciation)
Sold

Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$72,182,400	$74,041
49 Eurodollar 90 Day Index Contracts	March 2006	48,419,962	72,749
32 Eurodollar 90 Day Index Contracts	June 2006	31,614,000	47,847
32 Eurodollar 90 Day Index Contracts	Sept. 2006	31,612,400	46,472
31 Eurodollar 90 Day Index Contracts	Dec. 2006	30,624,900	41,001
29 Eurodollar 90 Day Index Contracts	March 2007	28,650,913	35,347
22 Eurodollar 90 Day Index Contracts	June 2007	21,734,625	23,262
21 Eurodollar 90 Day Index Contracts	Sept. 2007	20,745,638	22,379
20 Eurodollar 90 Day Index Contracts	Dec. 2007	19,756,250	21,370
20 Eurodollar 90 Day Index Contracts	March 2008	19,755,500	21,120
13 Eurodollar 90 Day Index Contracts	June 2008	12,840,263	18,586
12 Eurodollar 90 Day Index Contracts	Sept. 2008	11,851,800	17,202
5 Eurodollar 90 Day Index Contracts	Dec. 2008	4,937,813	5,043
3 Eurodollar 90 Day Index Contracts	March 2009	2,962,575	3,013

TOTAL EURODOLLAR CONTRACTS			$449,432

Swap Agreements
	Expiration	Notional	Value
	Date	Amount

Credit Default Swap
Receive from Citibank, upon default event
of DaimlerChrysler NA Holding Corp.,
par value of the notional amount of
DaimlerChrysler NA Holding Corp. 6.5%
11/15/13, and pay quarterly notional
amount multiplied by .8%	June 2007	$14,000,000	$ (132,143)
Receive quarterly notional amount
multiplied by .48% and pay Goldman
Sachs upon default event of TXU Energy
Co. LLC, par value of the notional amount
of TXU Energy Co. LLC 7% 3/15/13	Sept. 2008	13,540,000	(96,730)
Receive quarterly notional amount
multiplied by .78% and pay Goldman
Sachs upon default event of TXU Energy,
par value of the notional amount of TXU
Energy Co. LLC 7% 3/15/13	Dec. 2008	10,650,000	(10,857)

TOTAL CREDIT DEFAULT SWAP		38,190,000	(239,730)

Annual Report

90

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Total Return Swap
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 30 basis points and pay
monthly notional amount multiplied by
the nominal spread deprecation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	$67,500,000	$82,338
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 15 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	48,200,000	52,570
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 25 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by modified duration fac-
tor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	34,590
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 22 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Jan. 2006	35,100,000	39,424

91 Annual Report

Investments (Unaudited) continued

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 7.5 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Nov. 2005	$ 35,100,000	$23,383
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Home Equity
Index and pay monthly a floating rate
based on 1-month LIBOR with Lehman
Brothers, Inc.	May 2006	34,600,000	0
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Index and
pay monthly a floating rate based on the
1-month LIBOR minus 11.1 basis points
with Lehman Brothers, Inc.	Nov. 2005	30,000,000	15,466

TOTAL TOTAL RETURN SWAP		280,500,000	247,771

		$ 318,690,000	$8,041

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $635,471,501
or 9.0% of net assets.

(b) Affiliated entity.

(c) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $993,762.

(d) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(e) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

(f) The maturity amount is based on the
rate at period end.

Annual Report 92

(g) Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement/	Value
Counterparty
$2,233,358,000 due
11/1/05 at 4.03%
Banc of America
Securities LLC.	$ 259,759,905
Bank of America,
National Association	173,173,270
Barclays Capital Inc.	619,094,441
Countrywide Securities
Corporation	173,173,270
Goldman Sachs & Co.	259,759,905
Morgan Stanley & Co.
Incorporated	293,817,373
UBS Securities LLC	346,346,542
Wachovia Capital
Markets, LLC	21,646,659
WestLB AG	86,586,635
$ 2,233,358,000

Income Tax Information

At October 31, 2005, the aggregate cost of investment securities for income tax purposes was $7,134,872,281. Net unrealized appreciation aggregated $2,719,280, of which $9,555,121 related to appreciated investment securities and $6,835,841 related to depreciated investment securities.

93 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
Fidelity Investment Money
Management Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investment Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

MOR-UANN-1205 1.784764.102

Fidelity® Advisor Municipal Income Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	31	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	40	Notes to the financial statements.
Report of Independent	48
Registered Public
Accounting Firm
Trustees and Officers	49
Distributions	60
Proxy Voting Results	61
Board Approval of	63
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public
Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s port folio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guaran tee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 4.75%
sales charge)A	2.41%	5.13%	5.26%
Class T (incl. 3.50%
sales charge)	1.23%	5.31%	5.34%
Class B (incl. contingent
deferred sales charge)B	3.19%	5.04%	5.26%
Class C (incl. contingent
deferred sales charge)C	0.61%	5.25%	4.92%

A Class A shares bear a 0.15% 12b 1 fee. The initial offering of Class A shares took place on September 3,
1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect
Class T shares’ 0.25% 12b 1 fee.
B Class B shares’ contingent deferred sales charge included in the past one year, past five year, and past
10 year total return figures are 5%, 2%, and 0%, respectively.
C Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on November 3,
1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares’ 0.90%
12b 1 fee (1.00% prior to January 1, 1996). Had Class C shares’ 12b 1 fee been reflected, returns between
November 3, 1997 and January 1, 1996 would have been lower. Class C shares’ contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively.

5 Annual Report 5

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Municipal Income Fund Class T on October 31, 1995, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Municipal Bond Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Christine Thompson, Portfolio Manager of Fidelity® Advisor Municipal Bond Fund

Municipal bonds were among the top performing debt categories for the year ending October 31, 2005, weathering higher short term interest rates and inflation concerns sig nificantly better than taxable bonds. With the economy and corporate earnings growing steadily, the Federal Reserve Board was concerned about a possible spike in inflation and hiked short term interest rates eight times. These actions tempered bond performance and led to a considerable flattening of the yield curve. While short term Treasury and municipal yields continued to rise, longer dated issues saw their yields fall or remain steady, sparking concerns about an inversion in the yield curve. The lower rates drove heavy muni issuance, but demand generally was able to keep up. Also aiding muni performance was the improved creditworthiness of many issuers as a general upturn in the economy helped bolster their financial fortunes. For the year overall, the Lehman Brothers® Municipal Bond Index rose 2.54% . In comparison, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, advanced only 1.13% .

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 2.46%, 2.35%, 1.70% and 1.59%, respectively. During the same period, the LipperSM General Municipal Debt Funds Average was up 2.07% and the Lehman Brothers 3 Plus Year Muni cipal Bond Index gained 2.72% . The biggest boost to performance was the prerefunding of some of the fund’s holdings during the period. This process involves issuers refinancing outstanding debt by issuing new debt and using the proceeds to purchase U.S. Treasury securities to back the refinanced bonds to a date prior to their maturity, typically the bonds’ first call date. As a result of that Treasury backing, the bonds generally enjoy price increases. Performance also was aided by sector selection, particularly my emphasis on lower rated hospital and electric utility bonds. Security selection within those two sectors benefited returns as well. Detracting from performance was the fund’s underweighting relative to the index and likely its Lipper peer group average in tobacco bonds, which were far and away the muni market’s best performing sector during the period. Also hurting performance was my decision to concentrate holdings in high quality bonds, which trailed lower quality securities during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005 to
	May 1, 2005	October 31, 2005	October 31, 2005
Class A
Actual	$1,000.00	$1,004.50	$3.39
HypotheticalA	$1,000.00	$1,021.83	$3.41
Class T
Actual	$1,000.00	$1,004.00	$3.89
HypotheticalA	$1,000.00	$1,021.32	$3.92
Class B
Actual	$1,000.00	$1,000.00	$7.16
HypotheticalA	$1,000.00	$1,018.05	$7.22

Annual Report	8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005 to
	May 1, 2005	October 31, 2005	October 31, 2005
Class C
Actual	$1,000.00	$1,000.20	$7.66
HypotheticalA	$1,000.00	$1,017.54	$7.73
Institutional Class
Actual	$1,000.00	$1,004.60	$2.58
HypotheticalA	$1,000.00	$1,022.63	$2.60

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	67%
Class T	77%
Class B	1.42%
Class C	1.52%
Institutional Class	51%

9 Annual Report

Investment Changes

Top Five States as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Texas	15.4	16.2
Illinois	10.8	12.3
New York	9.0	9.2
California	8.2	8.2
Washington	8.0	9.6
Top Five Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Obligations	33.8	32.0
Electric Utilities	10.4	11.8
Escrowed/Pre Refunded	9.8	11.2
Transportation	9.7	9.8
Health Care	9.7	10.5
Average Years to Maturity as of October 31, 2005
		6 months ago
Years	15.3	15.0

Average years to maturity is based on the average time remaining to the stated maturity date of each bond, weighted by the market value of each bond.

Duration as of October	31, 2005
			6 months ago
Years		6.9	6.8

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

*ShortTerm Investments and Net Other Assets are not included in the pie chart.

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Municipal Bonds 98.3%
	Principal	Value
	Amount	(Note 1)
Alabama – 0.3%
Oxford Gen. Oblig. 5.75% 5/1/25 (AMBAC Insured)	$ 1,000,000	$ 1,079,070
Phenix City Gen. Oblig. 5.65% 8/1/21 (AMBAC Insured)	1,000,000	1,098,250
		2,177,320

Alaska – 0.2%
Alaska Student Ln. Corp. Student Ln. Rev. Series A, 5.45%
7/1/09 (AMBAC Insured) (c)	1,500,000	1,546,485
Arizona – 1.6%
Arizona Student Ln. Acquisition Auth. Student Ln. Rev.
Series A1, 5.875% 5/1/18 (c)	1,300,000	1,379,079
Glendale Indl. Dev. Auth. Hosp. Rev. (John C. Lincoln Health
Network Proj.) 5% 12/1/29	1,575,000	1,559,707
Phoenix Civic Impt. Corp. Excise Tax Rev. (Civic Plaza
Expansion Proj.) Series A, 5% 7/1/41 (FGIC Insured)	2,000,000	2,060,140
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. 5% 7/1/29
(MBIA Insured)	1,000,000	1,035,590
Phoenix Indl. Dev. Auth. Single Family Mtg. Rev. 0% 12/1/14
(Escrowed to Maturity) (d)	3,750,000	2,553,150
Salt River Proj. Agric. Impt. & Pwr. District Elec. Sys. Rev.
Series 2005 A, 5% 1/1/35	1,000,000	1,035,400
Univ. of Arizona Univ. Revs. Series 2005 A, 5% 6/1/17
(AMBAC Insured)	1,000,000	1,067,400
		10,690,466

Arkansas – 0.2%
Little Rock School District Series 2001 C, 5.25% 2/1/33
(FSA Insured)	1,000,000	1,036,510
California – 8.2%
California Dept. of Wtr. Resources Pwr. Supply Rev.:
Series 2002 A:
5.125% 5/1/18 (FGIC Insured)	1,000,000	1,058,290
5.75% 5/1/17	800,000	877,864
Series A:
5.5% 5/1/15 (AMBAC Insured)	1,000,000	1,095,780
5.875% 5/1/16	2,100,000	2,326,779
California Gen. Oblig.:
5.25% 2/1/11	2,300,000	2,474,064
5.25% 2/1/14	2,400,000	2,591,328
5.25% 2/1/15	1,200,000	1,293,180
5.25% 2/1/16	1,000,000	1,072,150
5.25% 2/1/24	1,000,000	1,051,180
5.25% 2/1/28	1,200,000	1,254,228

See accompanying notes which are an integral part of the financial statements.

11		Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
California – continued
California Gen. Oblig.: – continued
5.5% 3/1/11	$3,500,000	$3,810,730
5.5% 4/1/30	500,000	539,390
5.5% 11/1/33	3,700,000	4,000,292
5.625% 5/1/20	600,000	652,770
California Poll. Cont. Fing. Auth. Ctfs. of Prtn. (Pacific Gas &
Elec. Co. Proj.) Series 2004 B, 3.5%, tender 6/1/07
(FGIC Insured) (b)(c)	1,200,000	1,203,084
California Pub. Works Board Lease Rev.:
(Richmond Lab., Phase III Office Bldg. Proj.) Series B, 5.25%
11/1/25 (XL Cap. Assurance, Inc. Insured)	2,585,000	2,741,806
Series 2005 A, 5.25% 6/1/30	2,000,000	2,073,040
California Statewide Cmntys. Dev. Auth. Rev. (Kaiser Fund
Hosp./Health Place, Inc. Proj.) Series 2002 C, 3.85%, tender
6/1/12 (b)	500,000	492,845
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice
Gen. Proj.) 6% 7/1/09	335,000	336,853
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series A, 5% 1/1/35 (MBIA Insured)	700,000	710,717
5% 1/15/16 (MBIA Insured)	400,000	422,824
5.75% 1/15/40	600,000	606,456
Golden State Tobacco Securitization Corp.:
Series 2003 A1, 6.75% 6/1/39	1,200,000	1,361,940
Series A, 5% 6/1/45	2,150,000	2,150,473
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Series 2001 A, 5.125% 7/1/41	4,000,000	4,085,360
Series A, 5.125% 7/1/41 (MBIA Insured)	1,300,000	1,337,505
Los Angeles Unified School District Series A:
5.375% 7/1/17 (MBIA Insured)	1,800,000	1,966,788
5.375% 7/1/18 (MBIA Insured)	1,000,000	1,087,290
North City West School Facilities Fing. Auth. Spl. Tax Series C,
5% 9/1/10 (AMBAC Insured) (a)	1,290,000	1,353,055
San Diego Unified School District (Election of 1998 Proj.)
Series E2, 5.5% 7/1/26 (FSA Insured)	2,300,000	2,637,502
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev.
Series A, 0% 1/15/12 (MBIA Insured)	1,300,000	1,015,105
Univ. of California Revs. (UCLA Med. Ctr. Proj.) Series A:
5.5% 5/15/18 (AMBAC Insured)	1,755,000	1,905,912
5.5% 5/15/20 (AMBAC Insured)	2,000,000	2,163,620
		53,750,200

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Colorado – 2.0%
Colorado Springs Arpt. Rev. Series C, 0% 1/1/08
(MBIA Insured)	$870,000	$804,071
Colorado Wtr. Resources and Pwr. Dev. Auth. Clean Wtr. Rev.
Series 2001 A:
5.625% 9/1/13	235,000	257,475
5.625% 9/1/13 (Pre-Refunded to 9/1/11 @ 100) (d)	1,375,000	1,522,414
5.625% 9/1/14	230,000	251,620
5.625% 9/1/14 (Pre-Refunded to 9/1/11 @ 100) (d)	1,515,000	1,677,423
Colorado Wtr. Resources and Pwr. Dev. Auth. Wtr. Resources
Rev. (Parker Wtr. and Sanitation District Proj.) Series D,
5.25% 9/1/43 (MBIA Insured)	4,600,000	4,838,510
Dawson Ridge Metropolitan District # 1 Series B, 0% 10/1/22
(Escrowed to Maturity) (d)	2,000,000	878,100
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29
(MBIA Insured)	1,200,000	1,318,908
Mesa County Residual Rev. 0% 12/1/11 (Escrowed to
Maturity) (d)	2,275,000	1,779,801
		13,328,322

Connecticut – 0.8%
Connecticut Health & Edl. Facilities Auth. Rev. (Loomis Chaffee
School Proj.) 5.25% 7/1/28 (AMBAC Insured)	1,760,000	1,951,558
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev.
(Wheelabrator Lisbon Proj.) Series A, 5.5% 1/1/20 (c)	3,350,000	3,365,879
		5,317,437

District Of Columbia – 2.1%
District of Columbia Gen. Oblig.:
Series A, 6% 6/1/07 (Escrowed to Maturity) (d)	150,000	152,924
Series B:
0% 6/1/12 (MBIA Insured)	1,200,000	911,184
5.25% 6/1/26 (FSA Insured)	6,000,000	6,268,980
District of Columbia Rev.:
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20
(MBIA Insured)	1,490,000	1,614,773
(Georgetown Univ. Proj.) Series A, 5.95% 4/1/14
(MBIA Insured)	2,000,000	2,146,660
(Nat’l. Academy of Sciences Proj.) Series A, 5% 1/1/19
(AMBAC Insured)	2,500,000	2,594,150
		13,688,671

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Florida – 1.9%
Dade County Aviation Rev. Series D, 5.75% 10/1/09
(AMBAC Insured) (c)	$5,000,000	$5,120,900
Flagler County School Board Ctfs. Series A, 5% 8/1/12
(FSA Insured) (a)	1,000,000	1,064,620
Florida Board of Ed. Cap. Outlay Series B, 5.5% 6/1/16
(FGIC Insured)	1,000,000	1,095,500
Florida Correctional Privatization Communications Ctfs. of Prtn.
Series A, 5% 8/1/15 (AMBAC Insured)	1,000,000	1,060,990
Highlands County Health Facilities Auth. Rev. (Adventist Health
Sys./Sunbelt Obligated Group Proj.):
Series B, 5% 11/15/14	1,000,000	1,053,460
3.95%, tender 9/1/12 (b)	1,300,000	1,285,375
Miami-Dade County Aviation Rev. Series A, 5% 10/1/38
(CDC IXIS Finl. Guaranty Insured) (a)(c)	1,000,000	1,002,280
Seminole County School Board Ctfs. of Prtn. Series A, 5%
7/1/20 (MBIA Insured)	500,000	523,375
		12,206,500

Georgia – 3.1%
Atlanta Arpt. Rev. Series F, 5.25% 1/1/13 (FSA Insured) (c)	1,000,000	1,062,390
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/37 (FSA Insured)	2,100,000	2,155,083
5% 11/1/43 (FSA Insured)	12,100,000	12,345,993
Augusta Wtr. & Swr. Rev. 5.25% 10/1/39 (FSA Insured)	2,200,000	2,328,216
College Park Bus. & Indl. Dev. Auth. Civic Ctr. Proj. Rev.
Series 2000, 5.75% 9/1/20 (AMBAC Insured)	1,100,000	1,206,953
Colquitt County Dev. Auth. Rev. Series A, 0% 12/1/21
(Escrowed to Maturity) (d)	1,100,000	507,705
Richmond County Dev. Auth. Rev. Series C, 0% 12/1/21
(Escrowed to Maturity) (d)	1,165,000	537,706
		20,144,046

Hawaii – 0.2%
Hawaii Arpts. Sys. Rev. Series 2000 B, 8% 7/1/11
(FGIC Insured) (c)	1,300,000	1,548,664
Illinois – 10.8%
Chicago Board of Ed. Series A:
0% 12/1/16 (FGIC Insured)	1,300,000	789,763
5.5% 12/1/27 (AMBAC Insured)	1,000,000	1,137,470
Chicago Gen. Oblig.:
(City Colleges Proj.):
0% 1/1/16 (FGIC Insured)	6,120,000	3,893,789

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Illinois – continued
Chicago Gen. Oblig.: – continued
(City Colleges Proj.):
0% 1/1/24 (FGIC Insured)	$6,110,000	$2,568,094
Series A:
5% 1/1/41 (Pre-Refunded to 1/1/15 @ 100) (d)	1,000,000	1,061,920
5% 1/1/42 (AMBAC Insured)	1,700,000	1,729,750
5.25% 1/1/33 (MBIA Insured)	1,100,000	1,140,898
5.5% 1/1/38 (MBIA Insured)	990,000	1,056,617
5.5% 1/1/38 (Pre-Refunded to 1/1/11 @ 101) (d)	10,000	11,005
5.5% 1/1/40 (FGIC Insured)	525,000	559,293
Chicago Midway Arpt. Rev.:
Series A, 5.5% 1/1/29 (MBIA Insured)	1,500,000	1,547,655
Series B, 6% 1/1/09 (MBIA Insured) (c)	300,000	311,118
Chicago O’Hare Int’l. Arpt. Rev.:
Series A:
5.5% 1/1/16 (AMBAC Insured) (c)	900,000	934,191
5.5% 1/1/16 (Pre-Refunded to 1/1/07 @ 102) (c)(d)	100,000	104,477
6.25% 1/1/09 (AMBAC Insured) (c)	3,325,000	3,493,411
5.5% 1/1/09 (AMBAC Insured) (c)	1,250,000	1,318,000
Chicago Park District Series 2001 A, 5.5% 1/1/19 (FGIC
Insured)	1,000,000	1,071,190
Chicago Transit Auth. Cap. Grant Receipts Rev. (Douglas
Branch Proj.) Series 2003 B, 4.25% 6/1/08 (AMBAC
Insured)	1,400,000	1,401,848
Coles, Cumberland, Moultrie & Shelby Counties Cmnty. Unit
School District #2, Mattoon 5.8% 2/1/17 (Pre-Refunded to
2/1/11 @ 100) (d)	1,000,000	1,107,750
Cook County Gen. Oblig. Series C, 5% 11/15/25
(AMBAC Insured)	1,100,000	1,132,164
DuPage County Cmnty. High School District #108, Lake Park
5.6% 1/1/17 (FSA Insured)	3,190,000	3,506,990
Evanston Gen. Oblig. Series C, 5.25% 1/1/20	1,500,000	1,602,255
Illinois Edl. Facilities Auth. Revs. (Northwestern Univ. Proj.) 5%
12/1/38	1,650,000	1,681,779
Illinois Gen. Oblig.:
First Series:
5.5% 8/1/19 (MBIA Insured)	2,500,000	2,718,050
5.75% 12/1/18 (MBIA Insured)	1,000,000	1,087,320
5.5% 4/1/17 (MBIA Insured)	1,000,000	1,067,570
5.6% 4/1/21 (MBIA Insured)	1,000,000	1,067,410
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.) 6.5% 5/15/30	3,000,000	3,186,900

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Illinois – continued
Illinois Health Facilities Auth. Rev.: – continued
(Decatur Memorial Hosp. Proj.) Series 2001, 5.75%
10/1/24	$2,100,000	$2,189,460
(Lake Forest Hosp. Proj.) 6% 7/1/33	1,000,000	1,060,310
(Riverside Health Sys. Proj.) 6.8% 11/15/20 (Pre-Refunded
to 11/15/10 @ 101) (d)	1,500,000	1,732,440
Illinois Sales Tax Rev.:
First Series 2001, 5.5% 6/15/13	3,250,000	3,513,283
6% 6/15/20	600,000	655,914
Joliet School District #86 Gen. Oblig. Cap. Appreciation 0%
11/1/19 (FSA Insured)	2,000,000	1,046,820
Kane County School District #129, Aurora West Side Series A:
5.75% 2/1/16 (Pre-Refunded to 2/1/12 @ 100) (d)	1,000,000	1,116,260
5.75% 2/1/18 (Pre-Refunded to 2/1/12 @ 100) (d)	2,000,000	2,232,520
Kane, McHenry, Cook & DeKalb Counties Cmnty. Unit School
District #300, Carpentersville 5.5% 12/1/16 (Pre-Refunded
to 12/1/11 @ 100) (d)	1,000,000	1,101,140
Lake Co. Cmnty. High School District #117, Antioch Series B,
0% 12/1/20 (FGIC Insured)	1,805,000	893,295
Lake County Warren Township High School District #121,
Gurnee Series C, 5.5% 3/1/23 (AMBAC Insured)	1,795,000	1,970,138
Metropolitan Pier & Exposition Auth. Dedicated State Tax Rev.
(McCormick Place Expansion Proj.):
Series 2002 A:
0% 12/15/32 (MBIA Insured)	2,000,000	519,980
5.75% 6/15/41 (MBIA Insured)	3,300,000	3,617,724
Series A:
0% 6/15/16 (FGIC Insured)	2,370,000	1,474,567
0% 6/15/22 (MBIA Insured)	1,000,000	462,110
0% 12/15/24 (MBIA Insured)	3,075,000	1,246,421
Ogle Lee & DeKalb Counties Township High School District
#212 6% 12/1/16 (MBIA Insured)	1,000,000	1,117,780
Univ. of Illinois Auxiliary Facilities Sys. Rev. 0% 4/1/15
(MBIA Insured)	3,700,000	2,445,219
Will County Forest Preservation District Series B, 0% 12/1/14
(FGIC Insured)	1,000,000	672,420
		71,356,478

Indiana – 2.3%
Anderson School Bldg. Corp. 5.5% 7/15/23 (FSA Insured)	1,330,000	1,445,737

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Indiana – continued
Crown Point Multi-School Bldg. Corp. 5% 1/15/20
(FGIC Insured)	$1,260,000	$1,319,094
Franklin Township Independent School Bldg. Corp., Marion
County 5.25% 7/15/16 (MBIA Insured)	1,790,000	1,945,802
Indiana Health Facility Fing. Auth. Rev. (Sisters of Saint Francis
Health Svc. Proj.) 5.5% 11/1/31	1,500,000	1,561,755
Indiana Trans. Fin. Auth. Hwy. Series A, 0% 6/1/17
(AMBAC Insured)	1,000,000	593,320
Muncie School Bldg. Corp. 5.25% 7/10/13 (MBIA Insured)	1,670,000	1,818,380
New Albany Floyd County Independent School Bldg. Corp.
5.75% 7/15/17 (Pre-Refunded to 7/15/12 @ 100) (d)	1,000,000	1,121,240
North Adams Cmnty. Schools Renovation Bldg. Corp. 0%
1/15/17 (FSA Insured)	1,230,000	742,317
Petersburg Poll. Cont. Rev. 5.95% 12/1/29 (c)	2,000,000	2,088,080
Portage Township Multi-School Bldg. Corp. 5.25% 7/15/26
(MBIA Insured)	1,195,000	1,267,632
South Harrison School Bldg. Corp. Series A, 5.25% 1/15/25
(FSA Insured)	1,150,000	1,225,912
		15,129,269

Iowa 0.9%
Iowa Fin. Auth. Hosp. Facilities Rev. 5.875% 2/15/30
(Pre-Refunded to 2/15/10 @ 101) (d)	1,870,000	2,069,118
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3%
6/1/25	4,000,000	4,068,120
		6,137,238

Kansas 1.4%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.)
Series A, 4.75%, tender 10/1/07 (b)	1,000,000	1,019,730
Kansas Dev. Fin. Auth. Health Facilities Rev. (Sisters of Charity
of Leavenworth Health Svcs. Corp. Proj.)
Series J, 6.25% 12/1/28	1,500,000	1,643,790
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity of Leavenworth
Health Svcs. Corp. Proj.):
5% 12/1/13 (MBIA Insured)	2,390,000	2,479,936
5% 12/1/14 (MBIA Insured)	500,000	518,445
5.25% 12/1/09 (MBIA Insured)	1,420,000	1,494,763
5.25% 12/1/11 (MBIA Insured)	1,750,000	1,836,835
		8,993,499

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Kentucky 1.3%
Louisville & Jefferson County Metropolitan Swr. District Swr. &
Drain Sys. Rev. Series A:
5.25% 5/15/37 (FGIC Insured)	$2,170,000	$2,299,072
5.75% 5/15/33 (FGIC Insured)	6,050,000	6,551,001
		8,850,073

Maine – 0.2%
Maine Tpk. Auth. Tpk. Rev. 5.25% 7/1/30 (FSA Insured)	1,000,000	1,056,180
Maryland 0.4%
Maryland Health & Higher Edl. Facilities Auth. Rev. (Good
Samaritan Hosp. Proj.) 5.75% 7/1/13 (Escrowed to
Maturity) (d)	2,680,000	2,956,174
Massachusetts 6.0%
Massachusetts Bay Trans. Auth. Series A:
5% 7/1/31	2,000,000	2,063,280
5.75% 3/1/26	2,000,000	2,141,600
Massachusetts Gen. Oblig.:
Series 2005 A, 5% 3/1/22	3,500,000	3,659,040
Series 2005 C, 5.25% 9/1/23	2,800,000	3,001,936
Series C, 5.25% 11/1/30 (Pre-Refunded to
11/1/12 @ 100) (d)	1,000,000	1,082,580
Series D:
5.25% 10/1/20 (Pre Refunded to 10/1/13 @ 100) (a)(d)	2,000,000	2,173,700
5.25% 10/1/22 (Pre Refunded to 10/1/13 @ 100) (d)	1,200,000	1,304,220
Massachusetts Health & Edl. Facilities Auth. Rev. (New England
Med. Ctr. Hosp. Proj.) Series G, 5.375% 7/1/24 (MBIA
Insured)	500,000	509,350
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical
Research Corp. Proj.) Series A2:
0% 8/1/08	800,000	722,448
0% 8/1/10	4,500,000	3,711,825
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev.
Series A:
5% 8/15/23 (FSA Insured)	5,000,000	5,244,200
5% 8/15/30 (FSA Insured)	4,500,000	4,647,375
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement
Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	10,000	10,531
Massachusetts Wtr. Resources Auth. Series A, 5.75% 8/1/39
(Pre-Refunded to 8/1/10 @ 101) (d)	5,300,000	5,839,752
Springfield Gen. Oblig. 5% 8/1/20 (MBIA Insured)	3,335,000	3,510,888
		39,622,725

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Michigan – 1.3%
Detroit Wtr. Supply Sys. Rev. Series 2001 A, 5.25% 7/1/33
(FGIC Insured)	$1,065,000	$1,112,574
Ferris State Univ. Rev. 5% 10/1/19 (MBIA Insured)	1,440,000	1,509,566
Michigan Hosp. Fin. Auth. Hosp. Rev.:
(Ascension Health Cr. Group Proj.) Series A, 6.125%
11/15/26 (Pre-Refunded to 11/15/09 @ 101) (d)	300,000	332,226
(McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	2,000,000	2,055,620
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont
Hosp. Proj.) 6.25% 1/1/09	2,310,000	2,474,795
Willow Run Cmnty. Schools County of Washtenaw 5% 5/1/20
(FSA Insured)	1,000,000	1,046,150
		8,530,931

Minnesota 1.2%
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care
Sys. Rev. (Healthspan Corp. Proj.) Series A, 4.75%
11/15/18 (AMBAC Insured)	1,800,000	1,802,034
Minneapolis Health Care Sys. Rev. (Allina Health Sys. Proj.)
Series 2002 A, 6% 11/15/23	1,000,000	1,095,870
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.)
Series A, 5.5% 11/15/27	590,000	620,680
Saint Cloud Health Care Rev. (Saint Cloud Hosp. Group Oblig.
Proj.) Series A, 5.875% 5/1/30 (FSA Insured)	2,000,000	2,179,940
Saint Paul Port Auth. Lease Rev.:
(HealthEast Midway Campus Proj.) Series 2003 A, 5.875%
5/1/30	1,400,000	1,407,126
Series 2003 11, 5.25% 12/1/18	1,000,000	1,076,940
		8,182,590

Missouri – 0.2%
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont.
& Drinking Wtr. Rev. (State Revolving Fund Prog.) Series
2003 A, 5.125% 1/1/21	1,010,000	1,069,772
Montana 0.3%
Forsyth Poll. Cont. Rev. (Portland Gen. Elec. Co. Projs.)
Series A, 5.2%, tender 5/1/09 (b)	1,100,000	1,141,481
Montana Board of Regents Higher Ed. Rev. (Montana State
Univ. Proj.) 5% 11/15/34 (AMBAC Insured)	1,000,000	1,031,520
		2,173,001

Nevada 0.7%
Clark County Arpt. Rev. Series C, 5.375% 7/1/22
(AMBAC Insured) (c)	1,000,000	1,047,530

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Nevada – continued
Clark County Gen. Oblig. Series 2000, 5.5% 7/1/30
(MBIA Insured)	$500,000	$529,180
Clark County School District Series C, 5.375% 6/15/15
(Pre-Refunded to 6/15/12 @ 100) (d)	1,000,000	1,095,010
Las Vegas Valley Wtr. District Series B:
5.25% 6/1/16 (MBIA Insured)	1,000,000	1,077,000
5.25% 6/1/17 (MBIA Insured)	1,000,000	1,070,630
		4,819,350

New Hampshire – 0.1%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. (United
Illumination Co.) Series A, 3.65%, tender 2/1/10
(AMBAC Insured) (b)(c)	1,000,000	985,650
New Jersey – 2.1%
New Jersey Econ. Dev. Auth. Rev.:
Series 2005 K, 5.5% 12/15/19 (AMBAC Insured)	1,500,000	1,702,575
Series 2005 O, 5.25% 3/1/23	2,000,000	2,117,800
Series O, 5.25% 3/1/21 (MBIA Insured)	1,000,000	1,075,490
New Jersey Gen. Oblig. Series 2005 N, 5.25% 7/15/10
(FGIC Insured) (a)	1,000,000	1,074,730
New Jersey Trans. Trust Fund Auth. Series B, 5.25% 12/15/22
(AMBAC Insured)	1,000,000	1,107,800
North Hudson Swr. Auth. Swr. Rev. Series A, 5.25% 8/1/17
(FGIC Insured)	2,000,000	2,151,280
Tobacco Settlement Fing. Corp.:
4.375% 6/1/19	465,000	465,163
6.125% 6/1/24	1,100,000	1,227,237
6.125% 6/1/42	1,600,000	1,682,208
Union County Impt. Auth. (Juvenile Detention Ctr. Facility Proj.)
5.5% 5/1/28 (FGIC Insured)	1,000,000	1,091,920
		13,696,203

New Mexico – 1.2%
Albuquerque Arpt. Rev.:
6.7% 7/1/18 (AMBAC Insured) (c)	3,970,000	4,234,640
6.75% 7/1/09 (AMBAC Insured) (c)	450,000	494,784
6.75% 7/1/11 (AMBAC Insured) (c)	1,805,000	2,037,538
New Mexico Edl. Assistance Foundation Student Ln. Rev.
Series IV A2, 6.65% 3/1/07	1,000,000	1,023,320
		7,790,282

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
New York – 9.0%
Erie County Indl. Dev. Agcy. School Facility Rev. (Buffalo City
School District Proj.):
5.75% 5/1/16 (FSA Insured)	$1,500,000	$1,667,505
5.75% 5/1/21 (FSA Insured)	6,100,000	6,812,884
5.75% 5/1/25 (FSA Insured)	600,000	669,954
Metropolitan Trans. Auth. Rev.:
Series 2002 A, 5.75% 11/15/32	4,300,000	4,746,211
Series F, 5.25% 11/15/27 (MBIA Insured)	500,000	530,740
Metropolitan Trans. Auth. Svc. Contract Rev.:
Series 7, 5.625% 7/1/16 (Escrowed to Maturity) (d)	1,000,000	1,004,940
Series O, 5.75% 7/1/13 (Escrowed to Maturity) (d)	700,000	767,165
Metropolitan Trans. Auth. Transit Facilities Rev. Series C, 4.75%
7/1/16 (Pre-Refunded to 1/1/12 @ 100) (d)	150,000	159,449
Nassau County Gen. Oblig. Series Z, 5% 9/1/11 (FGIC
Insured)	300,000	318,363
New York City Gen. Oblig.:
Series 2003 I, 5.75% 3/1/16	715,000	785,656
Series 2005 J, 5% 3/1/20	2,000,000	2,076,920
Series A, 5.25% 11/1/14 (MBIA Insured)	600,000	648,018
Series C:
5.75% 3/15/27 (FSA Insured)	160,000	175,029
5.75% 3/15/27 (Pre-Refunded to 3/15/12 @ 100) (d)	340,000	381,245
Series E, 6% 8/1/11	25,000	25,874
Subseries 2005 F1, 5.25% 9/1/14	1,200,000	1,292,988
New York City Indl. Dev. Agcy. Indl. Dev. Rev. (Japan Airlines
Co. Ltd. Proj.) Series 1991, 6% 11/1/15 (FSA Insured) (c)	750,000	782,940
New York City Indl. Dev. Agcy. Spl. Facilities Rev. (Term. One
Group Assoc. Proj.) 5.9% 1/1/06 (c)	8,680,000	8,723,834
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2002 A, 5.125% 6/15/34 (FSA Insured)	500,000	520,590
Series A, 5.125% 6/15/34 (MBIA Insured)	2,000,000	2,082,360
New York City Trust Cultural Resources Rev. (Museum of
Modern Art Proj.) Series 2001 D, 5.125% 7/1/31
(AMBAC Insured)	1,000,000	1,039,650
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Consolidation Proj.):
Series A, 5.75% 7/1/13	1,500,000	1,638,540
Series C, 7.5% 7/1/10	435,000	476,403
(The Jamaica Hosp. Proj.) Series F, 5.2% 2/15/14
(MBIA Insured)	6,150,000	6,480,501
See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
New York – continued
New York State Dorm. Auth. Revs.: – continued
Series 2002 A, 5.75% 10/1/17 (MBIA Insured)	$1,000,000	$1,105,350
New York State Envir. Facilities Corp. Clean Wtr. & Drinking
Wtr. Rev. Series F:
4.875% 6/15/18	870,000	895,883
4.875% 6/15/20	795,000	816,855
5% 6/15/15	305,000	319,118
New York State Thruway Auth. Gen. Rev. Series 2005 G,
5.25% 1/1/27 (FSA Insured)	1,600,000	1,715,120
New York State Thruway Auth. Svc. Contract Rev. 5.5%
4/1/16	305,000	330,098
New York Transitional Fin. Auth. Rev.:
Series 2004 C, 5% 2/1/33 (FGIC Insured)	1,000,000	1,030,580
Series A, 5.75% 2/15/16	400,000	435,600
Sales Tax Asset Receivables Corp. Series A, 5.25% 10/15/27
(AMBAC Insured)	1,500,000	1,604,910
Tobacco Settlement Fing. Corp. Series A1:
5.25% 6/1/21 (AMBAC Insured)	1,000,000	1,061,510
5.25% 6/1/22 (AMBAC Insured)	950,000	1,008,435
5.5% 6/1/16	4,700,000	5,026,556
		59,157,774

New York & New Jersey – 0.3%
Port Auth. of New York & New Jersey 124th Series, 5%
8/1/13 (FGIC Insured) (c)	500,000	516,670
Port Auth. of New York & New Jersey Spl. Oblig. Rev.
(JFK Int’l. Air Term. Spl. Proj.) Series 6, 6.25% 12/1/13
(MBIA Insured) (c)	1,400,000	1,561,322
		2,077,992

North Carolina – 3.0%
Charlotte Ctfs. of Prtn. (2003 Govt. Facilities Projs.) Series G,
5% 6/1/33	1,000,000	1,019,540
Dare County Ctfs. of Prtn. 5.25% 6/1/15 (AMBAC Insured)	1,195,000	1,297,101
North Carolina Cap. Facilities Fin. Agcy. Rev. (Duke Univ.
Proj.) Series A:
5.125% 10/1/41	1,720,000	1,770,688
5.125% 7/1/42	5,155,000	5,313,465
5.25% 7/1/42	1,300,000	1,353,391
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/11	1,500,000	1,599,585

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
North Carolina – continued
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.: –
continued
Series B:
5.875% 1/1/21 (MBIA Insured)	$3,050,000	$3,194,448
7.25% 1/1/07	1,000,000	1,039,450
Series C, 5.5% 1/1/07	700,000	715,519
Series D, 6.7% 1/1/19	1,115,000	1,230,157
North Carolina Infrastructure Fin. Corp. Ctfs. of Prtn.
(North Carolina Correctional Facilities Proj.) Series A, 5%
2/1/18	1,000,000	1,052,350
		19,585,694

Ohio – 0.6%
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev.
Series B, 8.875% 8/1/08 (c)	1,005,000	1,011,935
Fairborn City School District (School Impt. Proj.) 5.75%
12/1/26 (FSA Insured)	1,000,000	1,095,570
Franklin County Hosp. Rev. 5.5% 5/1/21 (Pre-Refunded to
5/1/11 @ 101) (d)	1,500,000	1,658,790
Plain Local School District 6% 12/1/25 (FGIC Insured)	410,000	453,636
		4,219,931

Oklahoma – 1.5%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. 5.5%
10/1/21 (FGIC Insured)	1,695,000	1,859,110
Oklahoma Industries Auth. Rev. (Health Sys. Oblig. Group
Proj.) Series A:
5.75% 8/15/29 (MBIA Insured)	865,000	923,785
5.75% 8/15/29 (Pre-Refunded to 8/15/09 @ 101) (d)	635,000	694,773
6% 8/15/19 (MBIA Insured)	1,740,000	1,897,052
6% 8/15/19 (Pre-Refunded to 8/15/09 @ 101) (d)	1,260,000	1,389,704
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A,
5.75% 10/1/25 (MBIA Insured)	3,000,000	3,244,380
		10,008,804

Oregon – 0.5%
Oregon Dept. Administrative Svcs. Ctfs. of Prtn.
Series A, 5.375% 5/1/15 (AMBAC Insured)	1,715,000	1,865,303
Yamhill County School District #029J Newberg 5.5% 6/15/19
(FGIC Insured)	1,000,000	1,129,280
		2,994,583

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Pennsylvania – 2.9%
Allegheny County Arpt. Rev. (Pittsburgh Int’l. Arpt. Proj.)
Series A1, 5.75% 1/1/07 (MBIA Insured) (c)	$1,000,000	$1,028,560
Annville-Cleona School District 5.5% 3/1/22 (FSA Insured)	1,250,000	1,376,300
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	1,000,000	1,087,800
Series 2002 B, 5.75% 12/1/35 (FGIC Insured)	1,595,000	1,750,066
Delaware County Auth. College Rev. (Haverford College Proj.)
5.75% 11/15/29	3,500,000	3,800,370
Montgomery County Higher Ed. & Health Auth. Hosp. Rev.
(Abington Memorial Hosp. Proj.) Series A, 6% 6/1/16
(AMBAC Insured)	1,860,000	2,138,349
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev.
(Amtrak Proj.) Series 2001 A, 6.25% 11/1/31 (c)	2,000,000	2,127,140
Pennsylvania Higher Edl. Facilities Auth. Rev. (Lafayette College
Proj.) 6% 5/1/30	3,065,000	3,339,869
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A,
0% 8/15/21 (FGIC Insured)	5,000,000	2,387,000
		19,035,454

Puerto Rico 0.5%
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/32 (Escrowed to Maturity) (d)	945,000	1,027,877
Series C, 5.5% 7/1/20 (FGIC Insured)	2,000,000	2,270,580
		3,298,457

Rhode Island – 0.9%
Rhode Island Health & Edl. Bldg. Corp. Rev. Series A, 5.25%
9/15/17 (AMBAC Insured)	1,000,000	1,073,950
Rhode Island Port Auth. & Econ. Dev. Corp. Arpt. Rev.
Series A, 7% 7/1/14 (FSA Insured) (c)	4,000,000	4,597,160
		5,671,110

South Carolina – 0.6%
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev.
(Palmetto Health Alliance Proj.) Series A, 7.375% 12/15/21
(Pre-Refunded to 12/15/10 @ 102) (d)	1,000,000	1,186,920
South Carolina Pub. Svc. Auth. Rev.:
(Santee Cooper Proj.) Series 2005 B, 5% 1/1/18
(MBIA Insured)	1,000,000	1,068,980

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Municipal Bonds continued
		Principal	Value
		Amount	(Note 1)
South Carolina – continued
South Carolina Pub. Svc. Auth. Rev.: – continued
Series A, 5.5% 1/1/16 (FGIC Insured)		$1,000,000	$1,121,520
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375%
5/15/28		545,000	578,861
			3,956,281

Tennessee – 0.7%
Metropolitan Govt. Nashville & Davidson County Health & Edl.
Facilities Board Rev. (Ascension Health Cr. Group Proj.)
Series A:
5.875% 11/15/28 (Pre-Refunded to 11/15/09 @ 101) (d)		400,000	440,028
6% 11/15/30 (Pre-Refunded to 11/15/09 @ 101) (d)		600,000	662,844
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev.
(Methodist Hosp. Proj.) 6.5% 9/1/26 (Pre-Refunded to
9/1/12 @ 100) (d)		3,000,000	3,494,670
			4,597,542

Texas 15.4%
Abilene Independent School District 5% 2/15/19		1,090,000	1,148,675
Aldine Independent School District 5.5% 2/15/13		3,150,000	3,403,953
Aledo Independent School District Series A, 5.125% 2/15/33		1,000,000	1,034,650
Austin Independent School District 5.25% 8/1/14 (a)		1,000,000	1,066,760
Boerne Independent School District 5.25% 2/1/35		1,100,000	1,147,674
Canyon Independent School District Series A, 5.5% 2/15/18	.	1,575,000	1,723,932
Corpus Christi Util. Sys. Rev. 5.25% 7/15/18 (FSA Insured)		1,000,000	1,085,600
Corsicana Independent School District 5.125% 2/15/28		1,015,000	1,061,852
Cypress-Fairbanks Independent School District:
Series A:
0% 2/15/14		3,200,000	2,238,656
0% 2/15/16		1,400,000	884,128
5.75% 2/15/21		1,000,000	1,092,250
Dallas Independent School District Series 5, 5.25% 8/15/13	.	1,000,000	1,087,020
Fort Worth Wtr. & Swr. Rev. 5% 2/15/16 (FSA Insured)		1,000,000	1,059,730
Garland Independent School District 5.5% 2/15/19		2,500,000	2,660,275
Grand Praire Independent School District 5.375% 2/15/16
(FSA Insured)		1,000,000	1,084,100

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Texas continued
Grapevine Gen. Oblig. 5.75% 8/15/18 (Pre-Refunded to
8/15/10 @ 100) (d)	$1,250,000	$1,373,388
Guadalupe-Blanco River Auth. Contract Rev. (Western Canyon
Reg’l. Wtr. Supply Proj.) 5.25% 4/15/20 (MBIA Insured)	1,000,000	1,063,260
Harris County Gen. Oblig.:
Series A, 5.25% 8/15/35 (FSA Insured)	1,600,000	1,667,792
0% 10/1/17 (MBIA Insured)	2,500,000	1,457,775
0% 8/15/24 (MBIA Insured)	1,000,000	404,290
Harris County Health Facilities Dev. Corp. Rev. (Saint Luke’s
Episcopal Hosp. Proj.):
Series 2001 A, 5.5% 2/15/12 (Pre-Refunded to 8/15/11 @
100) (d)	1,000,000	1,094,520
5.75% 2/15/21 (Pre-Refunded to 8/15/12 @ 100) (d)	1,310,000	1,462,235
Hays Consolidated Independent School District Series A,
5.125% 8/15/30	1,000,000	1,044,120
Houston Arpt. Sys. Rev.:
Series A, 5.625% 7/1/19 (FSA Insured) (c)	1,000,000	1,065,840
Series B, 5.5% 7/1/30 (FSA Insured)	1,400,000	1,486,576
Houston Independent School District 0% 8/15/13	1,300,000	932,828
Humble Independent School District:
Series 2005 B, 5.25% 2/15/20 (FGIC Insured)	1,800,000	1,931,058
0% 2/15/17	1,000,000	602,580
Hurst Euless Bedford Independent School District 0% 8/15/11	1,000,000	793,040
Kennedale Independent School District 5.5% 2/15/29	1,100,000	1,185,536
Lewisville Independent School District 0% 8/15/19	2,340,000	1,236,784
Los Fresnos Independent School District:
5.75% 8/15/13	1,040,000	1,134,994
5.75% 8/15/14	1,100,000	1,198,461
Lower Colorado River Auth. Transmission Contract Rev.
(LCRA Transmission Services Corp. Proj.) Series C, 5.25%
5/15/19 (AMBAC Insured)	1,000,000	1,067,860
Mansfield Independent School District:
5.375% 2/15/26	1,000,000	1,060,930
5.5% 2/15/17	2,000,000	2,167,400
Montgomery County Muni. Util. District #46 5% 3/1/21
(FSA Insured)	1,040,000	1,080,799
Mount Pleasant Independent School District 5.5% 2/15/22	2,590,000	2,780,365

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Texas continued
North Central Health Facilities Dev. Corp. Rev. (Children’s Med.
Ctr. of Dallas Proj.) 5.5% 8/15/16 (AMBAC Insured)	$1,230,000	$1,330,454
Northside Independent School District 5.5% 2/15/15	940,000	1,012,982
Northwest Texas Independent School District 5.5% 8/15/21	3,185,000	3,456,840
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.)
Series B, 5.75%, tender 11/1/11 (b)(c)	4,000,000	4,224,320
San Antonio Elec. & Gas Systems Rev. 5.5% 2/1/20
(Pre-Refunded to 2/1/07 @ 101) (d)	75,000	77,814
San Marcos Consolidated Independent School District:
5% 8/1/14	1,145,000	1,226,100
5% 8/1/20	1,525,000	1,598,627
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ.
Proj.) 5.5% 10/1/14 (AMBAC Insured)	2,245,000	2,467,816
Spring Branch Independent School District 5.375% 2/1/18	1,000,000	1,067,330
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375%
11/15/20	1,000,000	1,030,690
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/11 (AMBAC Insured)	4,715,000	3,741,069
0% 9/1/11 (Escrowed to Maturity) (d)	35,000	27,834
0% 9/1/15 (MBIA Insured)	1,100,000	714,428
Texas Pub. Fin. Auth. Bldg. Rev. (Texas Technical College Proj.)
6.25% 8/1/09 (MBIA Insured)	825,000	870,301
Texas Tpk. Auth. Central Tpk. Sys. Rev.:
5.5% 8/15/39 (AMBAC Insured)	4,050,000	4,318,313
5.75% 8/15/38 (AMBAC Insured)	3,775,000	4,135,664
Texas Tpk. Auth. Dallas North Tollway Rev. 5.25% 1/1/23
(FGIC Insured)	2,600,000	2,659,696
Texas Wtr. Dev. Board Rev. Series A, 5.5% 7/15/21	1,000,000	1,060,940
Travis County Health Facilities Dev. Corp. Rev. (Ascension
Health Cr. Prog.) Series A, 6.25% 11/15/19 (Pre-Refunded
to 11/15/09 @ 101) (d)	4,000,000	4,456,320
Trinity River Auth. Rev. (Tarrant County Wtr. Proj.) 5% 2/1/15
(MBIA Insured)	1,860,000	1,995,017
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Frances
Hosp. Reg’l. Health Care Ctr. Proj.) 6% 7/1/27	1,000,000	1,042,190
White Settlement Independent School District 5.75% 8/15/34	1,440,000	1,573,128
Williamson County Gen. Oblig.:
5.5% 2/15/19 (FSA Insured)	35,000	37,545

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Municipal Bonds continued
		Principal	Value
		Amount	(Note 1)
Texas continued
Williamson County Gen. Oblig.: – continued
6% 8/15/19 (Pre-Refunded to 8/15/10 @ 100) (d)		$1,000,000	$ 1,109,630
Willis Independent School District 5% 2/15/14 (a)		1,300,000	1,387,984
Ysleta Independent School District 0% 8/15/09		4,065,000	3,529,355
			101,224,073

Utah 1.9%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A:
6.5% 7/1/09 (AMBAC Insured)		365,000	402,694
6.5% 7/1/09 (Escrowed to Maturity) (d)		635,000	703,809
Series B:
5.75% 7/1/16 (MBIA Insured)		1,025,000	1,083,087
5.75% 7/1/16 (Pre-Refunded to 7/1/07 @ 102) (d)		1,475,000	1,564,282
6% 7/1/16 (MBIA Insured)		7,000,000	7,267,750
Salt Lake City School District Series B, 5% 3/1/12		1,380,000	1,480,312
			12,501,934

Vermont – 0.2%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen
Health Care, Inc. Proj.):
Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)		1,000,000	1,107,350
Series A, 5.75% 12/1/18 (AMBAC Insured)		400,000	437,260
			1,544,610

Washington 8.0%
Chelan County Pub. Util. District #1 Columbia River-Rock
Island Hydro-Elec. Sys. Rev. Series A:
0% 6/1/17 (MBIA Insured)		1,000,000	583,340
0% 6/1/29 (MBIA Insured)		2,000,000	593,440
Clark County School District #114, Evergreen 5.375%
12/1/14 (FSA Insured)		3,040,000	3,308,888
Energy Northwest Elec. Rev. (#1 Proj.) Series B, 6% 7/1/17
(MBIA Insured)		4,000,000	4,475,920
Grant County Pub. Util. District #2 (Priest Rapids Hydro-Elec.
Proj.) Second Series B, 5.375% 1/1/16 (MBIA Insured) (c)	.	1,715,000	1,810,234
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev.
Series B, 5.25% 1/1/22 (FGIC Insured) (c)		1,950,000	2,024,549
King County Swr. Rev. Series B:
5.125% 1/1/33 (FSA Insured)		2,800,000	2,877,924
5.5% 1/1/21 (FSA Insured)		1,615,000	1,733,266

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Washington – continued
Port of Seattle Passenger Facilities Charge Rev. Series B, 5.25%
12/1/14 (AMBAC Insured) (c)	$3,000,000	$3,122,520
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured) .	1,000,000	1,076,850
Spokane County School District #81 5.25% 12/1/18
(FSA Insured)	1,000,000	1,069,520
Spokane Gen. Oblig. 5.25% 12/1/24 (AMBAC Insured)	1,000,000	1,058,410
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use
Tax Rev. 5.75% 12/1/24 (MBIA Insured)	1,000,000	1,113,180
Tacoma Elec. Sys. Rev. Series 2001 A, 5.75% 1/1/20
(Pre-Refunded to 1/1/11 @ 101) (d)	1,000,000	1,112,200
Tumwater School District #33, Thurston County Series 1996 B,
0% 12/1/10 (FGIC Insured)	4,000,000	3,295,840
Washington Gen. Oblig.:
Series 2001 C, 5.25% 1/1/16	1,000,000	1,067,320
Series C, 5.25% 1/1/26 (FSA Insured)	1,000,000	1,053,900
Series R 97A, 0% 7/1/19 (MBIA Insured)	1,200,000	634,452
Washington Health Care Facilities Auth. Rev. (Providence
Health Systems Proj.) Series 2001 A, 5.5% 10/1/13
(MBIA Insured)	3,000,000	3,233,070
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev. 5.4%
7/1/12	16,000,000	17,385,271
		52,630,094

Wisconsin – 1.3%
Badger Tobacco Asset Securitization Corp. 6.125% 6/1/27	890,000	939,279
Douglas County Gen. Oblig. 5.5% 2/1/18 (FGIC Insured)	335,000	361,700
Menasha Joint School District:
5.5% 3/1/17 (FSA Insured)	65,000	70,211
5.5% 3/1/17 (Pre-Refunded to 3/1/12 @ 100) (d)	1,095,000	1,208,475
Wisconsin Gen. Oblig. Series 1, 5.25% 5/1/12
(MBIA Insured) (a)	1,000,000	1,075,360
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	1,500,000	1,589,850
(Wheaton Franciscan Svcs., Inc. Proj.):
Series A, 5.5% 8/15/16	1,000,000	1,064,300

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Wisconsin – continued
Wisconsin Health & Edl. Facilities Auth. Rev.: - continued
(Wheaton Franciscan Svcs., Inc. Proj.):
5.75% 8/15/30	$1,500,000	$ 1,582,830
6.25% 8/15/22	600,000	654,522
		8,546,527

TOTAL INVESTMENT PORTFOLIO 98.3%
(Cost $627,348,663)		647,834,896

NET OTHER ASSETS – 1.7%		10,907,204
NET ASSETS 100%		$ 658,742,100

Legend

(a) Security or a portion of the security
purchased on a delayed delivery or
when-issued basis.

(b) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(c) Private activity obligations whose
interest is subject to the federal
alternative minimum tax for individuals.

(d) Security collateralized by an amount
sufficient to pay interest and principal.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:

General Obligations	33.8%
Electric Utilities	10.4%
Escrowed/Pre Refunded	9.8%
Transportation	9.7%
Health Care	9.7%
Water & Sewer	9.1%
Education	6.5%
Special Tax	5.3%
Others* (individually less than 5%)	5.7%
100.0%

*Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report 30

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $627,348,663)
See accompanying schedule		$647,834,896
Cash		12,581,747
Receivable for fund shares sold		1,601,334
Interest receivable		9,444,321
Other receivables		18,194
Total assets		671,480,492

Liabilities
Payable for investments purchased
Regular delivery	$465,340
Delayed delivery	10,242,393
Payable for fund shares redeemed	689,629
Distributions payable	790,540
Accrued management fee	204,545
Distribution fees payable	197,356
Other affiliated payables	74,812
Other payables and accrued expenses	73,777
Total liabilities		12,738,392

Net Assets		$658,742,100
Net Assets consist of:
Paid in capital		$629,830,762
Distributions in excess of net investment income		(158,981)
Accumulated undistributed net realized gain (loss) on
investments		8,584,086
Net unrealized appreciation (depreciation) on
investments		20,486,233
Net Assets		$658,742,100

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Statements continued

Statement of Assets and Liabilities
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($123,843,614 ÷ 9,549,055 shares)	$12.97
Maximum offering price per share (100/95.25 of
$12.97)	$13.62
Class T:
Net Asset Value and redemption price per share
($318,973,385 ÷ 24,543,706 shares)	$13.00
Maximum offering price per share (100/96.50 of
$13.00)	$13.47
Class B:
Net Asset Value and offering price per share
($82,084,101 ÷ 6,342,898 shares)A	$12.94
Class C:
Net Asset Value and offering price per share
($63,984,403 ÷ 4,925,612 shares)A	$12.99
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($69,856,597 ÷ 5,405,013
shares)	$12.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 32

Statement of Operations
	Year ended October 31, 2005

Investment Income
Interest		$ 29,554,087

Expenses
Management fee	$2,384,187
Transfer agent fees	700,262
Distribution fees	2,390,520
Accounting fees and expenses	160,266
Independent trustees’ compensation	3,064
Custodian fees and expenses	10,982
Registration fees	84,583
Audit	48,304
Legal	5,701
Miscellaneous	42,711
Total expenses before reductions	5,830,580
Expense reductions	(134,478)	5,696,102

Net investment income		23,857,985
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	9,000,334
Futures contracts	(31,570)
Total net realized gain (loss)		8,968,764
Change in net unrealized appreciation (depreciation) on
investment securities		(19,180,759)
Net gain (loss)		(10,211,995)
Net increase (decrease) in net assets resulting from
operations		$ 13,645,990

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$23,857,985	$24,224,497
Net realized gain (loss)	8,968,764	5,732,408
Change in net unrealized appreciation (depreciation) .	(19,180,759)	8,110,994
Net increase (decrease) in net assets resulting
from operations	13,645,990	38,067,899
Distributions to shareholders from net investment income .	(23,793,542)	(24,158,959)
Distributions to shareholders from net realized gain	(5,181,802)	(1,087,792)
Total distributions	(28,975,344)	(25,246,751)
Share transactions - net increase (decrease)	51,939,913	(33,873,509)
Total increase (decrease) in net assets	36,610,559	(21,052,361)

Net Assets
Beginning of period	622,131,541	643,183,902
End of period (including distributions in excess of net
investment income of $158,981 and distributions in
excess of net investment income of $199,472,
respectively)	$658,742,100	$622,131,541

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Financial Highlights Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.28	$ 13.00	$ 12.87	$ 12.70	$12.02
Income from Investment Operations
Net investment incomeC	521.533		.539	.557E	.584
Net realized and unrealized gain
(loss)	(.201)	.301	.137	.168E	.679
Total from investment operations	320.834		.676	.725	1.263
Distributions from net investment
income	(.520)	(.532)	(.544)	(.555)	(.583)
Distributions from net realized gain .	(.110)	(.022)	(.002)	—	—
Total distributions	(.630)	(.554)	(.546)	(.555)	(.583)
Net asset value, end of period	$ 12.97	$ 13.28	$ 13.00	$ 12.87	$12.70
Total ReturnA,B	2.46%	6.56%	5.33%	5.88%	10.72%
Ratios to Average Net AssetsD
Expenses before expense
reductions	69%	.69%	.68%	.69%	.69%
Expenses net of voluntary waivers,
if any	69%	.69%	.68%	.69%	.69%
Expenses net of all reductions	67%	.69%	.68%	.67%	.62%
Net investment income	3.96%	4.07%	4.15%	4.41%E	4.70%
Supplemental Data
Net assets, end of period
(000 omitted)	$123,844	$101,763	$87,406	$67,457	$46,796
Portfolio turnover rate	22%	17%	26%	20%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Financial Highlights Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.31	$ 13.03	$ 12.89	$ 12.72	$12.04
Income from Investment Operations
Net investment incomeC	509.522		.529	.546E	.572
Net realized and unrealized gain
(loss)	(.202)	.299	.144	.166E	.679
Total from investment operations	307.821		.673	.712	1.251
Distributions from net investment
income	(.507)	(.519)	(.531)	(.542)	(.571)
Distributions from net realized gain .	(.110)	(.022)	(.002)	—	—
Total distributions	(.617)	(.541)	(.533)	(.542)	(.571)
Net asset value, end of period	$ 13.00	$ 13.31	$ 13.03	$ 12.89	$12.72
Total ReturnA,B	2.35%	6.44%	5.30%	5.76%	10.59%
Ratios to Average Net AssetsD
Expenses before expense
reductions	79%	.79%	.78%	.79%	.79%
Expenses net of voluntary waivers,
if any	79%	.79%	.78%	.79%	.79%
Expenses net of all reductions	77%	.78%	.77%	.77%	.72%
Net investment income	3.86%	3.97%	4.06%	4.31%E	4.60%
Supplemental Data
Net assets, end of period
(000 omitted)	$318,973	$319,734	$340,542	$354,030	$369,295
Portfolio turnover rate	22%	17%	26%	20%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

36

Financial Highlights Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.25	$ 12.98	$ 12.85	$ 12.67	$12.00
Income from Investment Operations
Net investment incomeC	421.435		.443	.462E	.489
Net realized and unrealized gain
(loss)	(.200)	.291	.136	.178E	.671
Total from investment operations	221.726		.579	.640	1.160
Distributions from net investment
income	(.421)	(.434)	(.447)	(.460)	(.490)
Distributions from net realized gain .	(.110)	(.022)	(.002)	—	—
Total distributions	(.531)	(.456)	(.449)	(.460)	(.490)
Net asset value, end of period	$ 12.94	$ 13.25	$ 12.98	$ 12.85	$12.67
Total ReturnA,B	1.70%	5.70%	4.56%	5.19%	9.83%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.45%	1.44%	1.43%	1.44%	1.43%
Expenses net of voluntary waivers,
if any	1.45%	1.44%	1.43%	1.44%	1.43%
Expenses net of all reductions	1.42%	1.44%	1.42%	1.41%	1.37%
Net investment income	3.21%	3.32%	3.41%	3.66%E	3.95%
Supplemental Data
Net assets, end of period
(000 omitted)	$82,084	$97,487	$110,853	$109,986	$91,687
Portfolio turnover rate	22%	17%	26%	20%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Financial Highlights Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.30	$ 13.02	$ 12.89	$ 12.71	$12.04
Income from Investment Operations
Net investment incomeC	410.423		.430	.451E	.478
Net realized and unrealized gain
(loss)	(.202)	.300	.135	.176E	.669
Total from investment operations	208.723		.565	.627	1.147
Distributions from net investment
income	(.408)	(.421)	(.433)	(.447)	(.477)
Distributions from net realized gain .	(.110)	(.022)	(.002)	—	—
Total distributions	(.518)	(.443)	(.435)	(.447)	(.477)
Net asset value, end of period	$ 12.99	$ 13.30	$ 13.02	$ 12.89	$12.71
Total ReturnA,B	1.59%	5.65%	4.44%	5.06%	9.69%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.54%	1.54%	1.53%	1.53%	1.53%
Expenses net of voluntary waivers,
if any	1.54%	1.54%	1.53%	1.53%	1.53%
Expenses net of all reductions	1.52%	1.54%	1.52%	1.51%	1.47%
Net investment income	3.11%	3.22%	3.31%	3.57%E	3.85%
Supplemental Data
Net assets, end of period
(000 omitted)	$63,984	$58,984	$59,423	$52,019	$37,324
Portfolio turnover rate	22%	17%	26%	20%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

Financial Highlights Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.24	$ 12.96	$ 12.83	$ 12.66	$11.98
Income from Investment Operations
Net investment incomeB	540.551		.556	.573D	.598
Net realized and unrealized gain
(loss)	(.208)	.304	.139	.170D	.682
Total from investment operations	332.855		.695	.743	1.280
Distributions from net investment
income	(.542)	(.553)	(.563)	(.573)	(.600)
Distributions from net realized gain .	(.110)	(.022)	(.002)	—	—
Total distributions	(.652)	(.575)	(.565)	(.573)	(.600)
Net asset value, end of period	$ 12.92	$ 13.24	$ 12.96	$ 12.83	$12.66
Total ReturnA	2.56%	6.75%	5.50%	6.05%	10.91%
Ratios to Average Net AssetsC
Expenses before expense
reductions	53%	.54%	.54%	.55%	.54%
Expenses net of voluntary waivers,
if any	53%	.54%	.54%	.55%	.54%
Expenses net of all reductions	51%	.53%	.53%	.52%	.48%
Net investment income	4.13%	4.23%	4.30%	4.55%D	4.84%
Supplemental Data
Net assets, end of period
(000 omitted)	$69,857	$44,164	$44,960	$31,703	$21,842
Portfolio turnover rate	22%	17%	26%	20%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities,for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accor dance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Invest ments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

40

1. Significant Accounting Policies continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, market discount, and losses deferred due to wash sales and futures transactions.

The fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$23,423,951
Unrealized depreciation		(3,408,953)
Net unrealized appreciation (depreciation)		20,014,998
Undistributed ordinary income		427,225
Undistributed long term capital gain		7,792,988

Cost for federal income tax purposes		$627,819,898

	41		Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued
The tax character of distributions paid was as follows:
	October 31,	October 31,
	2005	2004
Tax exempt Income	$23,793,542	$24,158,959
Long term Capital Gains	5,181,802	1,087,792
Total	$28,975,344	$25,246,751

2. Operating Policies.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter parties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $186,112,864 and $143,514,731, respectively.

Annual Report

42

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund’s average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .37% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC

Class A	0%	.15%	$165,142	$338
Class T	0%	.25%	798,616	13,488
Class B	65%	.25%	809,446	586,855
Class C	75%	.25%	617,316	127,221
			$2,390,520	$727,902

Sales Load. FDC receives a front end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial inter mediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

43 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued

Sales Load continued

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$75,599
Class T	33,314
Class B*	220,790
Class C*	12,176
$341,879

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and shareholder servicing agent for each class of the fund. Citibank has entered into a sub arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy state ments. For the period, each class paid the following transfer agent fees:

		% of
		Average
	Amount	Net Assets
Class A	$120,795.11
Class T	351,611.11
Class B	104,493.12
Class C	68,317.11
Institutional Class	55,046.10
	$700,262

Citibank also has a sub arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Annual Report

44

4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $12,044 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and accounting expenses by $10,928 and $99,081, respectively. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$4,599
Class T	11,745
Class B	3,372
Class C	2,664
Institutional Class	2,089
$24,469

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

45 Annual Report

Notes to Financial Statements continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

			Years ended October 31,
			2005	2004
From net investment income
Class A			$4,352,247	$3,846,154
Class T			12,293,343	13,026,369
Class B			2,889,040	3,489,310
Class C			1,912,870	1,946,801
Institutional Class			2,346,042	1,850,325
Total			$23,793,542	$24,158,959
From net realized gain
Class A			$849,843	149,850
Class T			2,646,649	570,715
Class B			802,913	187,961
Class C			495,651	103,229
Institutional Class			386,746	76,037
Total			$5,181,802	$1,087,792

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class A
Shares sold	3,538,994	3,051,831	$46,541,886	$40,015,553
Reinvestment of
distributions	260,181	195,076	3,414,353	2,555,131
Shares redeemed	(1,912,570)	(2,307,544)	(25,132,123)	(30,076,418)
Net increase (decrease) .	1,886,605	939,363	$24,824,116	$12,494,266
Class T
Shares sold	3,536,120	2,589,160	$46,651,169	$34,035,763
Reinvestment of
distributions	836,332	732,696	10,998,832	9,618,791
Shares redeemed	(3,856,498)	(5,437,720)	(50,817,550)	(71,165,874)
Net increase (decrease) .	515,954	(2,115,864)	$6,832,451	$(27,511,320)

Annual Report

46

9. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class B
Shares sold	461,635	785,410	$6,060,771	$10,289,254
Reinvestment of
distributions	167,091	161,470	2,187,643	2,111,035
Shares redeemed	(1,641,543)	(2,134,429)	(21,554,810)	(27,807,695)
Net increase (decrease) .	(1,012,817)	(1,187,549)	$(13,306,396)	$(15,407,406)
Class C
Shares sold	1,328,623	1,183,460	$17,510,616	$15,560,504
Reinvestment of
distributions	114,142	97,489	1,500,047	1,279,206
Shares redeemed	(951,725)	(1,410,402)	(12,532,673)	(18,440,008)
Net increase (decrease) .	491,040	(129,453)	$6,477,990	$(1,600,298)
Institutional Class
Shares sold	2,803,468	2,509,454	$36,736,293	$32,802,511
Reinvestment of
distributions	26,000	24,913	340,092	325,341
Shares redeemed	(760,791)	(2,667,085)	(9,964,633)	(34,976,603)
Net increase (decrease) .	2,068,677	(132,718)	$27,111,752	$(1,848,751)

47 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Municipal Income Fund (a fund of Fidelity Advisor Series II) at Octo ber 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Municipal Income Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2005

Annual Report

48

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Municipal Income (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions includ ing Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

50

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com pany (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad emy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

52

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

53 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Ste vens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

54

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Christine J. Thompson (47)

Year of Election or Appointment: 1998

Vice President of Advisor Municipal Income. Ms. Thompson also serves as Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson has worked as an analyst and manager.

55 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Municipal Income. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR

(2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Municipal Income. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio man ager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Municipal Income. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a port folio manager in the Bond Group (1997 2004).

Annual Report

56

Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice Presi dent and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Municipal Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Municipal Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

57 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Municipal Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Municipal Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Municipal Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Municipal Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Man ager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Municipal Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

Annual Report

58

Name, Age; Principal Occupation John H. Costello (59)

Year of Election or Appointment: 1987

Assistant Treasurer of Advisor Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Municipal Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Municipal Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

59 Annual Report

Distributions

The Board of Trustees of Advisor Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class A	12/05/05	12/02/05	$0.162
Class T	12/05/05	12/02/05	$0.162
Class B	12/05/05	12/02/05	$0.162
Class C	12/05/05	12/02/05	$0.162

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $7,923,298, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $5,051,492 or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts pre viously designated as capital gain dividends with respect to such year.

During fiscal year ended 2005, 100% of the fund’s income dividends was free from federal income tax, and 11.57% of the fund’s income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

60

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

61 Annual Report

Proxy Voting Results - continued

	# of	% of
	Votes	Votes

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

Annual Report

62

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Municipal Income Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

63 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large

Annual Report

64

variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

65 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for

Annual Report

66

the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 8% would mean that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the ser vices that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each

67 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each class’s total expenses were reason able in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

Annual Report

68

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

69 Annual Report

Annual Report

70

71 Annual Report

Annual Report

72

73 Annual Report

Annual Report

74

75 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
Fidelity Investments Money
Management, Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Citibank, N.A.
New York, NY
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Citibank, N.A.
New York, NY

HIM-UANN-1205 1.784765.102

Fidelity® Advisor Municipal Income Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	30	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	39	Notes to the financial statements.
Report of Independent	47
Registered Public
Accounting Firm
Trustees and Officers	48
Distributions	59
Proxy Voting Results	60
Board Approval of	62
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regula tors, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guaran tee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional Class	2.56%	6.32%	5.93%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Municipal Income Fund Institutional Class on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Municipal Bond Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Christine Thompson, Portfolio Manager of Fidelity® Advisor Municipal Bond Fund

Municipal bonds were among the top performing debt categories for the year ending October 31, 2005, weathering higher short term interest rates and inflation concerns sig nificantly better than taxable bonds. With the economy and corporate earnings growing steadily, the Federal Reserve Board was concerned about a possible spike in inflation and hiked short term interest rates eight times. These actions tempered bond performance and led to a considerable flattening of the yield curve. While short term Treasury and municipal yields continued to rise, longer dated issues saw their yields fall or remain steady, sparking concerns about an inversion in the yield curve. The lower rates drove heavy muni issuance, but demand generally was able to keep up. Also aiding muni performance was the improved creditworthiness of many issuers as a general upturn in the economy helped bolster their financial fortunes. For the year overall, the Lehman Brothers® Municipal Bond Index rose 2.54% . In comparison, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, advanced only 1.13% .

During the past year, the fund’s Institutional Class shares returned 2.56% . During the same period, the LipperSM General Municipal Debt Funds Average was up 2.07% and the Lehman Brothers 3 Plus Year Municipal Bond Index gained 2.72% . The biggest boost to performance was the prerefunding of some of the fund’s holdings during the period. This process involves issuers refinancing outstanding debt by issuing new debt and using the proceeds to purchase U.S. Treasury securities to back the refinanced bonds to a date prior to their maturity, typically the bonds’ first call date. As a result of that Treasury backing, the bonds generally enjoy price increases. Performance also was aided by sector selection, particularly my emphasis on lower rated hospital and electric utility bonds. Security selection within those two sectors benefited returns as well. Detracting from performance was the fund’s underweighting relative to the index and likely its Lipper peer group average in tobacco bonds, which were far and away the muni market’s best performing sector during the period. Also hurting performance was my decision to concentrate holdings in high quality bonds, which trailed lower quality securities during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005 to
	May 1, 2005	October 31, 2005	October 31, 2005
Class A
Actual	$1,000.00	$1,004.50	$3.39
HypotheticalA	$1,000.00	$1,021.83	$3.41
Class T
Actual	$1,000.00	$1,004.00	$3.89
HypotheticalA	$1,000.00	$1,021.32	$3.92
Class B
Actual	$1,000.00	$1,000.00	$7.16
HypotheticalA	$1,000.00	$1,018.05	$7.22

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005 to
	May 1, 2005	October 31, 2005	October 31, 2005
Class C
Actual	$1,000.00	$1,000.20	$7.66
HypotheticalA	$1,000.00	$1,017.54	$7.73
Institutional Class
Actual	$1,000.00	$1,004.60	$2.58
HypotheticalA	$1,000.00	$1,022.63	$2.60

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	67%
Class T	77%
Class B	1.42%
Class C	1.52%
Institutional Class	51%

Annual Report

8

Investment Changes

Top Five States as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Texas	15.4	16.2
Illinois	10.8	12.3
New York	9.0	9.2
California	8.2	8.2
Washington	8.0	9.6
Top Five Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Obligations	33.8	32.0
Electric Utilities	10.4	11.8
Escrowed/Pre Refunded	9.8	11.2
Transportation	9.7	9.8
Health Care	9.7	10.5
Average Years to Maturity as of October 31, 2005
		6 months ago
Years	15.3	15.0

Average years to maturity is based on the average time remaining to the stated maturity date of each bond, weighted by the market value of each bond.

Duration as of October 31, 2005
6 months ago
Years	6.9	6.8

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

*ShortTerm Investments and Net Other Assets are not included in the pie chart.

9 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Municipal Bonds 98.3%
	Principal	Value
	Amount	(Note 1)
Alabama – 0.3%
Oxford Gen. Oblig. 5.75% 5/1/25 (AMBAC Insured)	$ 1,000,000	$1,079,070
Phenix City Gen. Oblig. 5.65% 8/1/21 (AMBAC Insured)	1,000,000	1,098,250
		2,177,320

Alaska – 0.2%
Alaska Student Ln. Corp. Student Ln. Rev. Series A, 5.45%
7/1/09 (AMBAC Insured) (c)	1,500,000	1,546,485
Arizona – 1.6%
Arizona Student Ln. Acquisition Auth. Student Ln. Rev.
Series A1, 5.875% 5/1/18 (c)	1,300,000	1,379,079
Glendale Indl. Dev. Auth. Hosp. Rev. (John C. Lincoln Health
Network Proj.) 5% 12/1/29	1,575,000	1,559,707
Phoenix Civic Impt. Corp. Excise Tax Rev. (Civic Plaza
Expansion Proj.) Series A, 5% 7/1/41 (FGIC Insured)	2,000,000	2,060,140
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. 5% 7/1/29
(MBIA Insured)	1,000,000	1,035,590
Phoenix Indl. Dev. Auth. Single Family Mtg. Rev. 0% 12/1/14
(Escrowed to Maturity) (d)	3,750,000	2,553,150
Salt River Proj. Agric. Impt. & Pwr. District Elec. Sys. Rev.
Series 2005 A, 5% 1/1/35	1,000,000	1,035,400
Univ. of Arizona Univ. Revs. Series 2005 A, 5% 6/1/17
(AMBAC Insured)	1,000,000	1,067,400
		10,690,466

Arkansas – 0.2%
Little Rock School District Series 2001 C, 5.25% 2/1/33
(FSA Insured)	1,000,000	1,036,510
California – 8.2%
California Dept. of Wtr. Resources Pwr. Supply Rev.:
Series 2002 A:
5.125% 5/1/18 (FGIC Insured)	1,000,000	1,058,290
5.75% 5/1/17	800,000	877,864
Series A:
5.5% 5/1/15 (AMBAC Insured)	1,000,000	1,095,780
5.875% 5/1/16	2,100,000	2,326,779
California Gen. Oblig.:
5.25% 2/1/11	2,300,000	2,474,064
5.25% 2/1/14	2,400,000	2,591,328
5.25% 2/1/15	1,200,000	1,293,180
5.25% 2/1/16	1,000,000	1,072,150
5.25% 2/1/24	1,000,000	1,051,180
5.25% 2/1/28	1,200,000	1,254,228

See accompanying notes which are an integral part of the financial statements.

Annual Report 10

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
California – continued
California Gen. Oblig.: – continued
5.5% 3/1/11	$3,500,000	$3,810,730
5.5% 4/1/30	500,000	539,390
5.5% 11/1/33	3,700,000	4,000,292
5.625% 5/1/20	600,000	652,770
California Poll. Cont. Fing. Auth. Ctfs. of Prtn. (Pacific Gas &
Elec. Co. Proj.) Series 2004 B, 3.5%, tender 6/1/07
(FGIC Insured) (b)(c)	1,200,000	1,203,084
California Pub. Works Board Lease Rev.:
(Richmond Lab., Phase III Office Bldg. Proj.) Series B, 5.25%
11/1/25 (XL Cap. Assurance, Inc. Insured)	2,585,000	2,741,806
Series 2005 A, 5.25% 6/1/30	2,000,000	2,073,040
California Statewide Cmntys. Dev. Auth. Rev. (Kaiser Fund
Hosp./Health Place, Inc. Proj.) Series 2002 C, 3.85%, tender
6/1/12 (b)	500,000	492,845
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice
Gen. Proj.) 6% 7/1/09	335,000	336,853
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series A, 5% 1/1/35 (MBIA Insured)	700,000	710,717
5% 1/15/16 (MBIA Insured)	400,000	422,824
5.75% 1/15/40	600,000	606,456
Golden State Tobacco Securitization Corp.:
Series 2003 A1, 6.75% 6/1/39	1,200,000	1,361,940
Series A, 5% 6/1/45	2,150,000	2,150,473
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Series 2001 A, 5.125% 7/1/41	4,000,000	4,085,360
Series A, 5.125% 7/1/41 (MBIA Insured)	1,300,000	1,337,505
Los Angeles Unified School District Series A:
5.375% 7/1/17 (MBIA Insured)	1,800,000	1,966,788
5.375% 7/1/18 (MBIA Insured)	1,000,000	1,087,290
North City West School Facilities Fing. Auth. Spl. Tax Series C,
5% 9/1/10 (AMBAC Insured) (a)	1,290,000	1,353,055
San Diego Unified School District (Election of 1998 Proj.)
Series E2, 5.5% 7/1/26 (FSA Insured)	2,300,000	2,637,502
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev.
Series A, 0% 1/15/12 (MBIA Insured)	1,300,000	1,015,105
Univ. of California Revs. (UCLA Med. Ctr. Proj.) Series A:
5.5% 5/15/18 (AMBAC Insured)	1,755,000	1,905,912
5.5% 5/15/20 (AMBAC Insured)	2,000,000	2,163,620
		53,750,200

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Colorado – 2.0%
Colorado Springs Arpt. Rev. Series C, 0% 1/1/08
(MBIA Insured)	$870,000	$804,071
Colorado Wtr. Resources and Pwr. Dev. Auth. Clean Wtr. Rev.
Series 2001 A:
5.625% 9/1/13	235,000	257,475
5.625% 9/1/13 (Pre-Refunded to 9/1/11 @ 100) (d)	1,375,000	1,522,414
5.625% 9/1/14	230,000	251,620
5.625% 9/1/14 (Pre-Refunded to 9/1/11 @ 100) (d)	1,515,000	1,677,423
Colorado Wtr. Resources and Pwr. Dev. Auth. Wtr. Resources
Rev. (Parker Wtr. and Sanitation District Proj.) Series D,
5.25% 9/1/43 (MBIA Insured)	4,600,000	4,838,510
Dawson Ridge Metropolitan District # 1 Series B, 0% 10/1/22
(Escrowed to Maturity) (d)	2,000,000	878,100
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29
(MBIA Insured)	1,200,000	1,318,908
Mesa County Residual Rev. 0% 12/1/11 (Escrowed to
Maturity) (d)	2,275,000	1,779,801
		13,328,322

Connecticut – 0.8%
Connecticut Health & Edl. Facilities Auth. Rev. (Loomis Chaffee
School Proj.) 5.25% 7/1/28 (AMBAC Insured)	1,760,000	1,951,558
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev.
(Wheelabrator Lisbon Proj.) Series A, 5.5% 1/1/20 (c)	3,350,000	3,365,879
		5,317,437

District Of Columbia – 2.1%
District of Columbia Gen. Oblig.:
Series A, 6% 6/1/07 (Escrowed to Maturity) (d)	150,000	152,924
Series B:
0% 6/1/12 (MBIA Insured)	1,200,000	911,184
5.25% 6/1/26 (FSA Insured)	6,000,000	6,268,980
District of Columbia Rev.:
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20
(MBIA Insured)	1,490,000	1,614,773
(Georgetown Univ. Proj.) Series A, 5.95% 4/1/14
(MBIA Insured)	2,000,000	2,146,660
(Nat’l. Academy of Sciences Proj.) Series A, 5% 1/1/19
(AMBAC Insured)	2,500,000	2,594,150
		13,688,671

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Florida – 1.9%
Dade County Aviation Rev. Series D, 5.75% 10/1/09
(AMBAC Insured) (c)	$5,000,000	$5,120,900
Flagler County School Board Ctfs. Series A, 5% 8/1/12
(FSA Insured) (a)	1,000,000	1,064,620
Florida Board of Ed. Cap. Outlay Series B, 5.5% 6/1/16
(FGIC Insured)	1,000,000	1,095,500
Florida Correctional Privatization Communications Ctfs. of Prtn.
Series A, 5% 8/1/15 (AMBAC Insured)	1,000,000	1,060,990
Highlands County Health Facilities Auth. Rev. (Adventist Health
Sys./Sunbelt Obligated Group Proj.):
Series B, 5% 11/15/14	1,000,000	1,053,460
3.95%, tender 9/1/12 (b)	1,300,000	1,285,375
Miami-Dade County Aviation Rev. Series A, 5% 10/1/38
(CDC IXIS Finl. Guaranty Insured) (a)(c)	1,000,000	1,002,280
Seminole County School Board Ctfs. of Prtn. Series A, 5%
7/1/20 (MBIA Insured)	500,000	523,375
		12,206,500

Georgia – 3.1%
Atlanta Arpt. Rev. Series F, 5.25% 1/1/13 (FSA Insured) (c)	1,000,000	1,062,390
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/37 (FSA Insured)	2,100,000	2,155,083
5% 11/1/43 (FSA Insured)	12,100,000	12,345,993
Augusta Wtr. & Swr. Rev. 5.25% 10/1/39 (FSA Insured)	2,200,000	2,328,216
College Park Bus. & Indl. Dev. Auth. Civic Ctr. Proj. Rev.
Series 2000, 5.75% 9/1/20 (AMBAC Insured)	1,100,000	1,206,953
Colquitt County Dev. Auth. Rev. Series A, 0% 12/1/21
(Escrowed to Maturity) (d)	1,100,000	507,705
Richmond County Dev. Auth. Rev. Series C, 0% 12/1/21
(Escrowed to Maturity) (d)	1,165,000	537,706
		20,144,046

Hawaii – 0.2%
Hawaii Arpts. Sys. Rev. Series 2000 B, 8% 7/1/11
(FGIC Insured) (c)	1,300,000	1,548,664
Illinois – 10.8%
Chicago Board of Ed. Series A:
0% 12/1/16 (FGIC Insured)	1,300,000	789,763
5.5% 12/1/27 (AMBAC Insured)	1,000,000	1,137,470
Chicago Gen. Oblig.:
(City Colleges Proj.):
0% 1/1/16 (FGIC Insured)	6,120,000	3,893,789

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Illinois – continued
Chicago Gen. Oblig.: – continued
(City Colleges Proj.):
0% 1/1/24 (FGIC Insured)	$6,110,000	$2,568,094
Series A:
5% 1/1/41 (Pre-Refunded to 1/1/15 @ 100) (d)	1,000,000	1,061,920
5% 1/1/42 (AMBAC Insured)	1,700,000	1,729,750
5.25% 1/1/33 (MBIA Insured)	1,100,000	1,140,898
5.5% 1/1/38 (MBIA Insured)	990,000	1,056,617
5.5% 1/1/38 (Pre-Refunded to 1/1/11 @ 101) (d)	10,000	11,005
5.5% 1/1/40 (FGIC Insured)	525,000	559,293
Chicago Midway Arpt. Rev.:
Series A, 5.5% 1/1/29 (MBIA Insured)	1,500,000	1,547,655
Series B, 6% 1/1/09 (MBIA Insured) (c)	300,000	311,118
Chicago O’Hare Int’l. Arpt. Rev.:
Series A:
5.5% 1/1/16 (AMBAC Insured) (c)	900,000	934,191
5.5% 1/1/16 (Pre-Refunded to 1/1/07 @ 102) (c)(d)	100,000	104,477
6.25% 1/1/09 (AMBAC Insured) (c)	3,325,000	3,493,411
5.5% 1/1/09 (AMBAC Insured) (c)	1,250,000	1,318,000
Chicago Park District Series 2001 A, 5.5% 1/1/19 (FGIC
Insured)	1,000,000	1,071,190
Chicago Transit Auth. Cap. Grant Receipts Rev. (Douglas
Branch Proj.) Series 2003 B, 4.25% 6/1/08 (AMBAC
Insured)	1,400,000	1,401,848
Coles, Cumberland, Moultrie & Shelby Counties Cmnty. Unit
School District #2, Mattoon 5.8% 2/1/17 (Pre-Refunded to
2/1/11 @ 100) (d)	1,000,000	1,107,750
Cook County Gen. Oblig. Series C, 5% 11/15/25
(AMBAC Insured)	1,100,000	1,132,164
DuPage County Cmnty. High School District #108, Lake Park
5.6% 1/1/17 (FSA Insured)	3,190,000	3,506,990
Evanston Gen. Oblig. Series C, 5.25% 1/1/20	1,500,000	1,602,255
Illinois Edl. Facilities Auth. Revs. (Northwestern Univ. Proj.) 5%
12/1/38	1,650,000	1,681,779
Illinois Gen. Oblig.:
First Series:
5.5% 8/1/19 (MBIA Insured)	2,500,000	2,718,050
5.75% 12/1/18 (MBIA Insured)	1,000,000	1,087,320
5.5% 4/1/17 (MBIA Insured)	1,000,000	1,067,570
5.6% 4/1/21 (MBIA Insured)	1,000,000	1,067,410
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.) 6.5% 5/15/30	3,000,000	3,186,900

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Illinois – continued
Illinois Health Facilities Auth. Rev.: – continued
(Decatur Memorial Hosp. Proj.) Series 2001, 5.75%
10/1/24	$2,100,000	$2,189,460
(Lake Forest Hosp. Proj.) 6% 7/1/33	1,000,000	1,060,310
(Riverside Health Sys. Proj.) 6.8% 11/15/20 (Pre-Refunded
to 11/15/10 @ 101) (d)	1,500,000	1,732,440
Illinois Sales Tax Rev.:
First Series 2001, 5.5% 6/15/13	3,250,000	3,513,283
6% 6/15/20	600,000	655,914
Joliet School District #86 Gen. Oblig. Cap. Appreciation 0%
11/1/19 (FSA Insured)	2,000,000	1,046,820
Kane County School District #129, Aurora West Side Series A:
5.75% 2/1/16 (Pre-Refunded to 2/1/12 @ 100) (d)	1,000,000	1,116,260
5.75% 2/1/18 (Pre-Refunded to 2/1/12 @ 100) (d)	2,000,000	2,232,520
Kane, McHenry, Cook & DeKalb Counties Cmnty. Unit School
District #300, Carpentersville 5.5% 12/1/16 (Pre-Refunded
to 12/1/11 @ 100) (d)	1,000,000	1,101,140
Lake Co. Cmnty. High School District #117, Antioch Series B,
0% 12/1/20 (FGIC Insured)	1,805,000	893,295
Lake County Warren Township High School District #121,
Gurnee Series C, 5.5% 3/1/23 (AMBAC Insured)	1,795,000	1,970,138
Metropolitan Pier & Exposition Auth. Dedicated State Tax Rev.
(McCormick Place Expansion Proj.):
Series 2002 A:
0% 12/15/32 (MBIA Insured)	2,000,000	519,980
5.75% 6/15/41 (MBIA Insured)	3,300,000	3,617,724
Series A:
0% 6/15/16 (FGIC Insured)	2,370,000	1,474,567
0% 6/15/22 (MBIA Insured)	1,000,000	462,110
0% 12/15/24 (MBIA Insured)	3,075,000	1,246,421
Ogle Lee & DeKalb Counties Township High School District
#212 6% 12/1/16 (MBIA Insured)	1,000,000	1,117,780
Univ. of Illinois Auxiliary Facilities Sys. Rev. 0% 4/1/15
(MBIA Insured)	3,700,000	2,445,219
Will County Forest Preservation District Series B, 0% 12/1/14
(FGIC Insured)	1,000,000	672,420
		71,356,478

Indiana – 2.3%
Anderson School Bldg. Corp. 5.5% 7/15/23 (FSA Insured)	1,330,000	1,445,737

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Indiana – continued
Crown Point Multi-School Bldg. Corp. 5% 1/15/20
(FGIC Insured)	$1,260,000	$1,319,094
Franklin Township Independent School Bldg. Corp., Marion
County 5.25% 7/15/16 (MBIA Insured)	1,790,000	1,945,802
Indiana Health Facility Fing. Auth. Rev. (Sisters of Saint Francis
Health Svc. Proj.) 5.5% 11/1/31	1,500,000	1,561,755
Indiana Trans. Fin. Auth. Hwy. Series A, 0% 6/1/17
(AMBAC Insured)	1,000,000	593,320
Muncie School Bldg. Corp. 5.25% 7/10/13 (MBIA Insured)	1,670,000	1,818,380
New Albany Floyd County Independent School Bldg. Corp.
5.75% 7/15/17 (Pre-Refunded to 7/15/12 @ 100) (d)	1,000,000	1,121,240
North Adams Cmnty. Schools Renovation Bldg. Corp. 0%
1/15/17 (FSA Insured)	1,230,000	742,317
Petersburg Poll. Cont. Rev. 5.95% 12/1/29 (c)	2,000,000	2,088,080
Portage Township Multi-School Bldg. Corp. 5.25% 7/15/26
(MBIA Insured)	1,195,000	1,267,632
South Harrison School Bldg. Corp. Series A, 5.25% 1/15/25
(FSA Insured)	1,150,000	1,225,912
		15,129,269

Iowa 0.9%
Iowa Fin. Auth. Hosp. Facilities Rev. 5.875% 2/15/30
(Pre-Refunded to 2/15/10 @ 101) (d)	1,870,000	2,069,118
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3%
6/1/25	4,000,000	4,068,120
		6,137,238

Kansas 1.4%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.)
Series A, 4.75%, tender 10/1/07 (b)	1,000,000	1,019,730
Kansas Dev. Fin. Auth. Health Facilities Rev. (Sisters of Charity
of Leavenworth Health Svcs. Corp. Proj.)
Series J, 6.25% 12/1/28	1,500,000	1,643,790
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity of Leavenworth
Health Svcs. Corp. Proj.):
5% 12/1/13 (MBIA Insured)	2,390,000	2,479,936
5% 12/1/14 (MBIA Insured)	500,000	518,445
5.25% 12/1/09 (MBIA Insured)	1,420,000	1,494,763
5.25% 12/1/11 (MBIA Insured)	1,750,000	1,836,835
		8,993,499

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Kentucky 1.3%
Louisville & Jefferson County Metropolitan Swr. District Swr. &
Drain Sys. Rev. Series A:
5.25% 5/15/37 (FGIC Insured)	$2,170,000	$2,299,072
5.75% 5/15/33 (FGIC Insured)	6,050,000	6,551,001
		8,850,073

Maine – 0.2%
Maine Tpk. Auth. Tpk. Rev. 5.25% 7/1/30 (FSA Insured)	1,000,000	1,056,180
Maryland 0.4%
Maryland Health & Higher Edl. Facilities Auth. Rev. (Good
Samaritan Hosp. Proj.) 5.75% 7/1/13 (Escrowed to
Maturity) (d)	2,680,000	2,956,174
Massachusetts 6.0%
Massachusetts Bay Trans. Auth. Series A:
5% 7/1/31	2,000,000	2,063,280
5.75% 3/1/26	2,000,000	2,141,600
Massachusetts Gen. Oblig.:
Series 2005 A, 5% 3/1/22	3,500,000	3,659,040
Series 2005 C, 5.25% 9/1/23	2,800,000	3,001,936
Series C, 5.25% 11/1/30 (Pre-Refunded to
11/1/12 @ 100) (d)	1,000,000	1,082,580
Series D:
5.25% 10/1/20 (Pre Refunded to 10/1/13 @ 100) (a)(d)	2,000,000	2,173,700
5.25% 10/1/22 (Pre Refunded to 10/1/13 @ 100) (d)	1,200,000	1,304,220
Massachusetts Health & Edl. Facilities Auth. Rev. (New England
Med. Ctr. Hosp. Proj.) Series G, 5.375% 7/1/24 (MBIA
Insured)	500,000	509,350
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical
Research Corp. Proj.) Series A2:
0% 8/1/08	800,000	722,448
0% 8/1/10	4,500,000	3,711,825
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev.
Series A:
5% 8/15/23 (FSA Insured)	5,000,000	5,244,200
5% 8/15/30 (FSA Insured)	4,500,000	4,647,375
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement
Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	10,000	10,531
Massachusetts Wtr. Resources Auth. Series A, 5.75% 8/1/39
(Pre-Refunded to 8/1/10 @ 101) (d)	5,300,000	5,839,752
Springfield Gen. Oblig. 5% 8/1/20 (MBIA Insured)	3,335,000	3,510,888
		39,622,725

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Michigan – 1.3%
Detroit Wtr. Supply Sys. Rev. Series 2001 A, 5.25% 7/1/33
(FGIC Insured)	$1,065,000	$1,112,574
Ferris State Univ. Rev. 5% 10/1/19 (MBIA Insured)	1,440,000	1,509,566
Michigan Hosp. Fin. Auth. Hosp. Rev.:
(Ascension Health Cr. Group Proj.) Series A, 6.125%
11/15/26 (Pre-Refunded to 11/15/09 @ 101) (d)	300,000	332,226
(McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	2,000,000	2,055,620
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont
Hosp. Proj.) 6.25% 1/1/09	2,310,000	2,474,795
Willow Run Cmnty. Schools County of Washtenaw 5% 5/1/20
(FSA Insured)	1,000,000	1,046,150
		8,530,931

Minnesota 1.2%
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care
Sys. Rev. (Healthspan Corp. Proj.) Series A, 4.75%
11/15/18 (AMBAC Insured)	1,800,000	1,802,034
Minneapolis Health Care Sys. Rev. (Allina Health Sys. Proj.)
Series 2002 A, 6% 11/15/23	1,000,000	1,095,870
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.)
Series A, 5.5% 11/15/27	590,000	620,680
Saint Cloud Health Care Rev. (Saint Cloud Hosp. Group Oblig.
Proj.) Series A, 5.875% 5/1/30 (FSA Insured)	2,000,000	2,179,940
Saint Paul Port Auth. Lease Rev.:
(HealthEast Midway Campus Proj.) Series 2003 A, 5.875%
5/1/30	1,400,000	1,407,126
Series 2003 11, 5.25% 12/1/18	1,000,000	1,076,940
		8,182,590

Missouri – 0.2%
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont.
& Drinking Wtr. Rev. (State Revolving Fund Prog.) Series
2003 A, 5.125% 1/1/21	1,010,000	1,069,772
Montana 0.3%
Forsyth Poll. Cont. Rev. (Portland Gen. Elec. Co. Projs.)
Series A, 5.2%, tender 5/1/09 (b)	1,100,000	1,141,481
Montana Board of Regents Higher Ed. Rev. (Montana State
Univ. Proj.) 5% 11/15/34 (AMBAC Insured)	1,000,000	1,031,520
		2,173,001

Nevada 0.7%
Clark County Arpt. Rev. Series C, 5.375% 7/1/22
(AMBAC Insured) (c)	1,000,000	1,047,530

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Nevada – continued
Clark County Gen. Oblig. Series 2000, 5.5% 7/1/30
(MBIA Insured)	$500,000	$529,180
Clark County School District Series C, 5.375% 6/15/15
(Pre-Refunded to 6/15/12 @ 100) (d)	1,000,000	1,095,010
Las Vegas Valley Wtr. District Series B:
5.25% 6/1/16 (MBIA Insured)	1,000,000	1,077,000
5.25% 6/1/17 (MBIA Insured)	1,000,000	1,070,630
		4,819,350

New Hampshire – 0.1%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. (United
Illumination Co.) Series A, 3.65%, tender 2/1/10
(AMBAC Insured) (b)(c)	1,000,000	985,650
New Jersey – 2.1%
New Jersey Econ. Dev. Auth. Rev.:
Series 2005 K, 5.5% 12/15/19 (AMBAC Insured)	1,500,000	1,702,575
Series 2005 O, 5.25% 3/1/23	2,000,000	2,117,800
Series O, 5.25% 3/1/21 (MBIA Insured)	1,000,000	1,075,490
New Jersey Gen. Oblig. Series 2005 N, 5.25% 7/15/10
(FGIC Insured) (a)	1,000,000	1,074,730
New Jersey Trans. Trust Fund Auth. Series B, 5.25% 12/15/22
(AMBAC Insured)	1,000,000	1,107,800
North Hudson Swr. Auth. Swr. Rev. Series A, 5.25% 8/1/17
(FGIC Insured)	2,000,000	2,151,280
Tobacco Settlement Fing. Corp.:
4.375% 6/1/19	465,000	465,163
6.125% 6/1/24	1,100,000	1,227,237
6.125% 6/1/42	1,600,000	1,682,208
Union County Impt. Auth. (Juvenile Detention Ctr. Facility Proj.)
5.5% 5/1/28 (FGIC Insured)	1,000,000	1,091,920
		13,696,203

New Mexico – 1.2%
Albuquerque Arpt. Rev.:
6.7% 7/1/18 (AMBAC Insured) (c)	3,970,000	4,234,640
6.75% 7/1/09 (AMBAC Insured) (c)	450,000	494,784
6.75% 7/1/11 (AMBAC Insured) (c)	1,805,000	2,037,538
New Mexico Edl. Assistance Foundation Student Ln. Rev.
Series IV A2, 6.65% 3/1/07	1,000,000	1,023,320
		7,790,282

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
New York – 9.0%
Erie County Indl. Dev. Agcy. School Facility Rev. (Buffalo City
School District Proj.):
5.75% 5/1/16 (FSA Insured)	$1,500,000	$1,667,505
5.75% 5/1/21 (FSA Insured)	6,100,000	6,812,884
5.75% 5/1/25 (FSA Insured)	600,000	669,954
Metropolitan Trans. Auth. Rev.:
Series 2002 A, 5.75% 11/15/32	4,300,000	4,746,211
Series F, 5.25% 11/15/27 (MBIA Insured)	500,000	530,740
Metropolitan Trans. Auth. Svc. Contract Rev.:
Series 7, 5.625% 7/1/16 (Escrowed to Maturity) (d)	1,000,000	1,004,940
Series O, 5.75% 7/1/13 (Escrowed to Maturity) (d)	700,000	767,165
Metropolitan Trans. Auth. Transit Facilities Rev. Series C, 4.75%
7/1/16 (Pre-Refunded to 1/1/12 @ 100) (d)	150,000	159,449
Nassau County Gen. Oblig. Series Z, 5% 9/1/11 (FGIC
Insured)	300,000	318,363
New York City Gen. Oblig.:
Series 2003 I, 5.75% 3/1/16	715,000	785,656
Series 2005 J, 5% 3/1/20	2,000,000	2,076,920
Series A, 5.25% 11/1/14 (MBIA Insured)	600,000	648,018
Series C:
5.75% 3/15/27 (FSA Insured)	160,000	175,029
5.75% 3/15/27 (Pre-Refunded to 3/15/12 @ 100) (d)	340,000	381,245
Series E, 6% 8/1/11	25,000	25,874
Subseries 2005 F1, 5.25% 9/1/14	1,200,000	1,292,988
New York City Indl. Dev. Agcy. Indl. Dev. Rev. (Japan Airlines
Co. Ltd. Proj.) Series 1991, 6% 11/1/15 (FSA Insured) (c)	750,000	782,940
New York City Indl. Dev. Agcy. Spl. Facilities Rev. (Term. One
Group Assoc. Proj.) 5.9% 1/1/06 (c)	8,680,000	8,723,834
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2002 A, 5.125% 6/15/34 (FSA Insured)	500,000	520,590
Series A, 5.125% 6/15/34 (MBIA Insured)	2,000,000	2,082,360
New York City Trust Cultural Resources Rev. (Museum of
Modern Art Proj.) Series 2001 D, 5.125% 7/1/31
(AMBAC Insured)	1,000,000	1,039,650
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Consolidation Proj.):
Series A, 5.75% 7/1/13	1,500,000	1,638,540
Series C, 7.5% 7/1/10	435,000	476,403
(The Jamaica Hosp. Proj.) Series F, 5.2% 2/15/14
(MBIA Insured)	6,150,000	6,480,501
See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
New York – continued
New York State Dorm. Auth. Revs.: – continued
Series 2002 A, 5.75% 10/1/17 (MBIA Insured)	$1,000,000	$1,105,350
New York State Envir. Facilities Corp. Clean Wtr. & Drinking
Wtr. Rev. Series F:
4.875% 6/15/18	870,000	895,883
4.875% 6/15/20	795,000	816,855
5% 6/15/15	305,000	319,118
New York State Thruway Auth. Gen. Rev. Series 2005 G,
5.25% 1/1/27 (FSA Insured)	1,600,000	1,715,120
New York State Thruway Auth. Svc. Contract Rev. 5.5%
4/1/16	305,000	330,098
New York Transitional Fin. Auth. Rev.:
Series 2004 C, 5% 2/1/33 (FGIC Insured)	1,000,000	1,030,580
Series A, 5.75% 2/15/16	400,000	435,600
Sales Tax Asset Receivables Corp. Series A, 5.25% 10/15/27
(AMBAC Insured)	1,500,000	1,604,910
Tobacco Settlement Fing. Corp. Series A1:
5.25% 6/1/21 (AMBAC Insured)	1,000,000	1,061,510
5.25% 6/1/22 (AMBAC Insured)	950,000	1,008,435
5.5% 6/1/16	4,700,000	5,026,556
		59,157,774

New York & New Jersey – 0.3%
Port Auth. of New York & New Jersey 124th Series, 5%
8/1/13 (FGIC Insured) (c)	500,000	516,670
Port Auth. of New York & New Jersey Spl. Oblig. Rev.
(JFK Int’l. Air Term. Spl. Proj.) Series 6, 6.25% 12/1/13
(MBIA Insured) (c)	1,400,000	1,561,322
		2,077,992

North Carolina – 3.0%
Charlotte Ctfs. of Prtn. (2003 Govt. Facilities Projs.) Series G,
5% 6/1/33	1,000,000	1,019,540
Dare County Ctfs. of Prtn. 5.25% 6/1/15 (AMBAC Insured)	1,195,000	1,297,101
North Carolina Cap. Facilities Fin. Agcy. Rev. (Duke Univ.
Proj.) Series A:
5.125% 10/1/41	1,720,000	1,770,688
5.125% 7/1/42	5,155,000	5,313,465
5.25% 7/1/42	1,300,000	1,353,391
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/11	1,500,000	1,599,585

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
North Carolina – continued
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.: –
continued
Series B:
5.875% 1/1/21 (MBIA Insured)	$3,050,000	$3,194,448
7.25% 1/1/07	1,000,000	1,039,450
Series C, 5.5% 1/1/07	700,000	715,519
Series D, 6.7% 1/1/19	1,115,000	1,230,157
North Carolina Infrastructure Fin. Corp. Ctfs. of Prtn.
(North Carolina Correctional Facilities Proj.) Series A, 5%
2/1/18	1,000,000	1,052,350
		19,585,694

Ohio – 0.6%
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev.
Series B, 8.875% 8/1/08 (c)	1,005,000	1,011,935
Fairborn City School District (School Impt. Proj.) 5.75%
12/1/26 (FSA Insured)	1,000,000	1,095,570
Franklin County Hosp. Rev. 5.5% 5/1/21 (Pre-Refunded to
5/1/11 @ 101) (d)	1,500,000	1,658,790
Plain Local School District 6% 12/1/25 (FGIC Insured)	410,000	453,636
		4,219,931

Oklahoma – 1.5%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. 5.5%
10/1/21 (FGIC Insured)	1,695,000	1,859,110
Oklahoma Industries Auth. Rev. (Health Sys. Oblig. Group
Proj.) Series A:
5.75% 8/15/29 (MBIA Insured)	865,000	923,785
5.75% 8/15/29 (Pre-Refunded to 8/15/09 @ 101) (d)	635,000	694,773
6% 8/15/19 (MBIA Insured)	1,740,000	1,897,052
6% 8/15/19 (Pre-Refunded to 8/15/09 @ 101) (d)	1,260,000	1,389,704
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A,
5.75% 10/1/25 (MBIA Insured)	3,000,000	3,244,380
		10,008,804

Oregon – 0.5%
Oregon Dept. Administrative Svcs. Ctfs. of Prtn.
Series A, 5.375% 5/1/15 (AMBAC Insured)	1,715,000	1,865,303
Yamhill County School District #029J Newberg 5.5% 6/15/19
(FGIC Insured)	1,000,000	1,129,280
		2,994,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Pennsylvania – 2.9%
Allegheny County Arpt. Rev. (Pittsburgh Int’l. Arpt. Proj.)
Series A1, 5.75% 1/1/07 (MBIA Insured) (c)	$1,000,000	$1,028,560
Annville-Cleona School District 5.5% 3/1/22 (FSA Insured)	1,250,000	1,376,300
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	1,000,000	1,087,800
Series 2002 B, 5.75% 12/1/35 (FGIC Insured)	1,595,000	1,750,066
Delaware County Auth. College Rev. (Haverford College Proj.)
5.75% 11/15/29	3,500,000	3,800,370
Montgomery County Higher Ed. & Health Auth. Hosp. Rev.
(Abington Memorial Hosp. Proj.) Series A, 6% 6/1/16
(AMBAC Insured)	1,860,000	2,138,349
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev.
(Amtrak Proj.) Series 2001 A, 6.25% 11/1/31 (c)	2,000,000	2,127,140
Pennsylvania Higher Edl. Facilities Auth. Rev. (Lafayette College
Proj.) 6% 5/1/30	3,065,000	3,339,869
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A,
0% 8/15/21 (FGIC Insured)	5,000,000	2,387,000
		19,035,454

Puerto Rico 0.5%
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/32 (Escrowed to Maturity) (d)	945,000	1,027,877
Series C, 5.5% 7/1/20 (FGIC Insured)	2,000,000	2,270,580
		3,298,457

Rhode Island – 0.9%
Rhode Island Health & Edl. Bldg. Corp. Rev. Series A, 5.25%
9/15/17 (AMBAC Insured)	1,000,000	1,073,950
Rhode Island Port Auth. & Econ. Dev. Corp. Arpt. Rev.
Series A, 7% 7/1/14 (FSA Insured) (c)	4,000,000	4,597,160
		5,671,110

South Carolina – 0.6%
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev.
(Palmetto Health Alliance Proj.) Series A, 7.375% 12/15/21
(Pre-Refunded to 12/15/10 @ 102) (d)	1,000,000	1,186,920
South Carolina Pub. Svc. Auth. Rev.:
(Santee Cooper Proj.) Series 2005 B, 5% 1/1/18
(MBIA Insured)	1,000,000	1,068,980

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Municipal Bonds continued
		Principal	Value
		Amount	(Note 1)
South Carolina – continued
South Carolina Pub. Svc. Auth. Rev.: – continued
Series A, 5.5% 1/1/16 (FGIC Insured)		$1,000,000	$1,121,520
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375%
5/15/28		545,000	578,861
			3,956,281

Tennessee – 0.7%
Metropolitan Govt. Nashville & Davidson County Health & Edl.
Facilities Board Rev. (Ascension Health Cr. Group Proj.)
Series A:
5.875% 11/15/28 (Pre-Refunded to 11/15/09 @ 101) (d)		400,000	440,028
6% 11/15/30 (Pre-Refunded to 11/15/09 @ 101) (d)		600,000	662,844
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev.
(Methodist Hosp. Proj.) 6.5% 9/1/26 (Pre-Refunded to
9/1/12 @ 100) (d)		3,000,000	3,494,670
			4,597,542

Texas 15.4%
Abilene Independent School District 5% 2/15/19		1,090,000	1,148,675
Aldine Independent School District 5.5% 2/15/13		3,150,000	3,403,953
Aledo Independent School District Series A, 5.125% 2/15/33		1,000,000	1,034,650
Austin Independent School District 5.25% 8/1/14 (a)		1,000,000	1,066,760
Boerne Independent School District 5.25% 2/1/35		1,100,000	1,147,674
Canyon Independent School District Series A, 5.5% 2/15/18	.	1,575,000	1,723,932
Corpus Christi Util. Sys. Rev. 5.25% 7/15/18 (FSA Insured)		1,000,000	1,085,600
Corsicana Independent School District 5.125% 2/15/28		1,015,000	1,061,852
Cypress-Fairbanks Independent School District:
Series A:
0% 2/15/14		3,200,000	2,238,656
0% 2/15/16		1,400,000	884,128
5.75% 2/15/21		1,000,000	1,092,250
Dallas Independent School District Series 5, 5.25% 8/15/13	.	1,000,000	1,087,020
Fort Worth Wtr. & Swr. Rev. 5% 2/15/16 (FSA Insured)		1,000,000	1,059,730
Garland Independent School District 5.5% 2/15/19		2,500,000	2,660,275
Grand Praire Independent School District 5.375% 2/15/16
(FSA Insured)		1,000,000	1,084,100

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Texas continued
Grapevine Gen. Oblig. 5.75% 8/15/18 (Pre-Refunded to
8/15/10 @ 100) (d)	$1,250,000	$1,373,388
Guadalupe-Blanco River Auth. Contract Rev. (Western Canyon
Reg’l. Wtr. Supply Proj.) 5.25% 4/15/20 (MBIA Insured)	1,000,000	1,063,260
Harris County Gen. Oblig.:
Series A, 5.25% 8/15/35 (FSA Insured)	1,600,000	1,667,792
0% 10/1/17 (MBIA Insured)	2,500,000	1,457,775
0% 8/15/24 (MBIA Insured)	1,000,000	404,290
Harris County Health Facilities Dev. Corp. Rev. (Saint Luke’s
Episcopal Hosp. Proj.):
Series 2001 A, 5.5% 2/15/12 (Pre-Refunded to 8/15/11 @
100) (d)	1,000,000	1,094,520
5.75% 2/15/21 (Pre-Refunded to 8/15/12 @ 100) (d)	1,310,000	1,462,235
Hays Consolidated Independent School District Series A,
5.125% 8/15/30	1,000,000	1,044,120
Houston Arpt. Sys. Rev.:
Series A, 5.625% 7/1/19 (FSA Insured) (c)	1,000,000	1,065,840
Series B, 5.5% 7/1/30 (FSA Insured)	1,400,000	1,486,576
Houston Independent School District 0% 8/15/13	1,300,000	932,828
Humble Independent School District:
Series 2005 B, 5.25% 2/15/20 (FGIC Insured)	1,800,000	1,931,058
0% 2/15/17	1,000,000	602,580
Hurst Euless Bedford Independent School District 0% 8/15/11	1,000,000	793,040
Kennedale Independent School District 5.5% 2/15/29	1,100,000	1,185,536
Lewisville Independent School District 0% 8/15/19	2,340,000	1,236,784
Los Fresnos Independent School District:
5.75% 8/15/13	1,040,000	1,134,994
5.75% 8/15/14	1,100,000	1,198,461
Lower Colorado River Auth. Transmission Contract Rev.
(LCRA Transmission Services Corp. Proj.) Series C, 5.25%
5/15/19 (AMBAC Insured)	1,000,000	1,067,860
Mansfield Independent School District:
5.375% 2/15/26	1,000,000	1,060,930
5.5% 2/15/17	2,000,000	2,167,400
Montgomery County Muni. Util. District #46 5% 3/1/21
(FSA Insured)	1,040,000	1,080,799
Mount Pleasant Independent School District 5.5% 2/15/22	2,590,000	2,780,365

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Texas continued
North Central Health Facilities Dev. Corp. Rev. (Children’s Med.
Ctr. of Dallas Proj.) 5.5% 8/15/16 (AMBAC Insured)	$1,230,000	$1,330,454
Northside Independent School District 5.5% 2/15/15	940,000	1,012,982
Northwest Texas Independent School District 5.5% 8/15/21	3,185,000	3,456,840
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.)
Series B, 5.75%, tender 11/1/11 (b)(c)	4,000,000	4,224,320
San Antonio Elec. & Gas Systems Rev. 5.5% 2/1/20
(Pre-Refunded to 2/1/07 @ 101) (d)	75,000	77,814
San Marcos Consolidated Independent School District:
5% 8/1/14	1,145,000	1,226,100
5% 8/1/20	1,525,000	1,598,627
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ.
Proj.) 5.5% 10/1/14 (AMBAC Insured)	2,245,000	2,467,816
Spring Branch Independent School District 5.375% 2/1/18	1,000,000	1,067,330
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375%
11/15/20	1,000,000	1,030,690
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/11 (AMBAC Insured)	4,715,000	3,741,069
0% 9/1/11 (Escrowed to Maturity) (d)	35,000	27,834
0% 9/1/15 (MBIA Insured)	1,100,000	714,428
Texas Pub. Fin. Auth. Bldg. Rev. (Texas Technical College Proj.)
6.25% 8/1/09 (MBIA Insured)	825,000	870,301
Texas Tpk. Auth. Central Tpk. Sys. Rev.:
5.5% 8/15/39 (AMBAC Insured)	4,050,000	4,318,313
5.75% 8/15/38 (AMBAC Insured)	3,775,000	4,135,664
Texas Tpk. Auth. Dallas North Tollway Rev. 5.25% 1/1/23
(FGIC Insured)	2,600,000	2,659,696
Texas Wtr. Dev. Board Rev. Series A, 5.5% 7/15/21	1,000,000	1,060,940
Travis County Health Facilities Dev. Corp. Rev. (Ascension
Health Cr. Prog.) Series A, 6.25% 11/15/19 (Pre-Refunded
to 11/15/09 @ 101) (d)	4,000,000	4,456,320
Trinity River Auth. Rev. (Tarrant County Wtr. Proj.) 5% 2/1/15
(MBIA Insured)	1,860,000	1,995,017
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Frances
Hosp. Reg’l. Health Care Ctr. Proj.) 6% 7/1/27	1,000,000	1,042,190
White Settlement Independent School District 5.75% 8/15/34	1,440,000	1,573,128
Williamson County Gen. Oblig.:
5.5% 2/15/19 (FSA Insured)	35,000	37,545

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Texas continued
Williamson County Gen. Oblig.: – continued
6% 8/15/19 (Pre-Refunded to 8/15/10 @ 100) (d)	$1,000,000	$ 1,109,630
Willis Independent School District 5% 2/15/14 (a)	1,300,000	1,387,984
Ysleta Independent School District 0% 8/15/09	4,065,000	3,529,355
		101,224,073

Utah 1.9%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A:
6.5% 7/1/09 (AMBAC Insured)	365,000	402,694
6.5% 7/1/09 (Escrowed to Maturity) (d)	635,000	703,809
Series B:
5.75% 7/1/16 (MBIA Insured)	1,025,000	1,083,087
5.75% 7/1/16 (Pre-Refunded to 7/1/07 @ 102) (d)	1,475,000	1,564,282
6% 7/1/16 (MBIA Insured)	7,000,000	7,267,750
Salt Lake City School District Series B, 5% 3/1/12	1,380,000	1,480,312
		12,501,934

Vermont – 0.2%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen
Health Care, Inc. Proj.):
Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	1,000,000	1,107,350
Series A, 5.75% 12/1/18 (AMBAC Insured)	400,000	437,260
		1,544,610

Washington 8.0%
Chelan County Pub. Util. District #1 Columbia River-Rock
Island Hydro-Elec. Sys. Rev. Series A:
0% 6/1/17 (MBIA Insured)	1,000,000	583,340
0% 6/1/29 (MBIA Insured)	2,000,000	593,440
Clark County School District #114, Evergreen 5.375%
12/1/14 (FSA Insured)	3,040,000	3,308,888
Energy Northwest Elec. Rev. (#1 Proj.) Series B, 6% 7/1/17
(MBIA Insured)	4,000,000	4,475,920
Grant County Pub. Util. District #2 (Priest Rapids Hydro-Elec.
Proj.) Second Series B, 5.375% 1/1/16 (MBIA Insured) (c) .	1,715,000	1,810,234
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev.
Series B, 5.25% 1/1/22 (FGIC Insured) (c)	1,950,000	2,024,549
King County Swr. Rev. Series B:
5.125% 1/1/33 (FSA Insured)	2,800,000	2,877,924
5.5% 1/1/21 (FSA Insured)	1,615,000	1,733,266

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Washington – continued
Port of Seattle Passenger Facilities Charge Rev. Series B, 5.25%
12/1/14 (AMBAC Insured) (c)	$3,000,000	$3,122,520
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured) .	1,000,000	1,076,850
Spokane County School District #81 5.25% 12/1/18
(FSA Insured)	1,000,000	1,069,520
Spokane Gen. Oblig. 5.25% 12/1/24 (AMBAC Insured)	1,000,000	1,058,410
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use
Tax Rev. 5.75% 12/1/24 (MBIA Insured)	1,000,000	1,113,180
Tacoma Elec. Sys. Rev. Series 2001 A, 5.75% 1/1/20
(Pre-Refunded to 1/1/11 @ 101) (d)	1,000,000	1,112,200
Tumwater School District #33, Thurston County Series 1996 B,
0% 12/1/10 (FGIC Insured)	4,000,000	3,295,840
Washington Gen. Oblig.:
Series 2001 C, 5.25% 1/1/16	1,000,000	1,067,320
Series C, 5.25% 1/1/26 (FSA Insured)	1,000,000	1,053,900
Series R 97A, 0% 7/1/19 (MBIA Insured)	1,200,000	634,452
Washington Health Care Facilities Auth. Rev. (Providence
Health Systems Proj.) Series 2001 A, 5.5% 10/1/13
(MBIA Insured)	3,000,000	3,233,070
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev. 5.4%
7/1/12	16,000,000	17,385,271
		52,630,094

Wisconsin – 1.3%
Badger Tobacco Asset Securitization Corp. 6.125% 6/1/27	890,000	939,279
Douglas County Gen. Oblig. 5.5% 2/1/18 (FGIC Insured)	335,000	361,700
Menasha Joint School District:
5.5% 3/1/17 (FSA Insured)	65,000	70,211
5.5% 3/1/17 (Pre-Refunded to 3/1/12 @ 100) (d)	1,095,000	1,208,475
Wisconsin Gen. Oblig. Series 1, 5.25% 5/1/12
(MBIA Insured) (a)	1,000,000	1,075,360
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	1,500,000	1,589,850
(Wheaton Franciscan Svcs., Inc. Proj.):
Series A, 5.5% 8/15/16	1,000,000	1,064,300

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Wisconsin – continued
Wisconsin Health & Edl. Facilities Auth. Rev.: - continued
(Wheaton Franciscan Svcs., Inc. Proj.):
5.75% 8/15/30	$1,500,000	$ 1,582,830
6.25% 8/15/22	600,000	654,522
		8,546,527

TOTAL INVESTMENT PORTFOLIO 98.3%
(Cost $627,348,663)		647,834,896

NET OTHER ASSETS – 1.7%		10,907,204
NET ASSETS 100%		$ 658,742,100

Legend

(a) Security or a portion of the security
purchased on a delayed delivery or
when-issued basis.

(b) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(c) Private activity obligations whose
interest is subject to the federal
alternative minimum tax for individuals.

(d) Security collateralized by an amount
sufficient to pay interest and principal.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:

General Obligations	33.8%
Electric Utilities	10.4%
Escrowed/Pre Refunded	9.8%
Transportation	9.7%
Health Care	9.7%
Water & Sewer	9.1%
Education	6.5%
Special Tax	5.3%
Others* (individually less than 5%)	5.7%
100.0%

*Includes net other assets

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $627,348,663)
See accompanying schedule		$647,834,896
Cash		12,581,747
Receivable for fund shares sold		1,601,334
Interest receivable		9,444,321
Other receivables		18,194
Total assets		671,480,492

Liabilities
Payable for investments purchased
Regular delivery	$465,340
Delayed delivery	10,242,393
Payable for fund shares redeemed	689,629
Distributions payable	790,540
Accrued management fee	204,545
Distribution fees payable	197,356
Other affiliated payables	74,812
Other payables and accrued expenses	73,777
Total liabilities		12,738,392

Net Assets		$658,742,100
Net Assets consist of:
Paid in capital		$629,830,762
Distributions in excess of net investment income		(158,981)
Accumulated undistributed net realized gain (loss) on
investments		8,584,086
Net unrealized appreciation (depreciation) on
investments		20,486,233
Net Assets		$658,742,100

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Statement of Assets and Liabilities
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($123,843,614 ÷ 9,549,055 shares)	$12.97
Maximum offering price per share (100/95.25 of
$12.97)	$13.62
Class T:
Net Asset Value and redemption price per share
($318,973,385 ÷ 24,543,706 shares)	$13.00
Maximum offering price per share (100/96.50 of
$13.00)	$13.47
Class B:
Net Asset Value and offering price per share
($82,084,101 ÷ 6,342,898 shares)A	$12.94
Class C:
Net Asset Value and offering price per share
($63,984,403 ÷ 4,925,612 shares)A	$12.99
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($69,856,597 ÷ 5,405,013
shares)	$12.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Statements continued

Statement of Operations
	Year ended October 31, 2005

Investment Income
Interest		$ 29,554,087

Expenses
Management fee	$2,384,187
Transfer agent fees	700,262
Distribution fees	2,390,520
Accounting fees and expenses	160,266
Independent trustees’ compensation	3,064
Custodian fees and expenses	10,982
Registration fees	84,583
Audit	48,304
Legal	5,701
Miscellaneous	42,711
Total expenses before reductions	5,830,580
Expense reductions	(134,478)	5,696,102

Net investment income		23,857,985
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	9,000,334
Futures contracts	(31,570)
Total net realized gain (loss)		8,968,764
Change in net unrealized appreciation (depreciation) on
investment securities		(19,180,759)
Net gain (loss)		(10,211,995)
Net increase (decrease) in net assets resulting from
operations		$ 13,645,990

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$23,857,985	$24,224,497
Net realized gain (loss)	8,968,764	5,732,408
Change in net unrealized appreciation (depreciation) .	(19,180,759)	8,110,994
Net increase (decrease) in net assets resulting
from operations	13,645,990	38,067,899
Distributions to shareholders from net investment income .	(23,793,542)	(24,158,959)
Distributions to shareholders from net realized gain	(5,181,802)	(1,087,792)
Total distributions	(28,975,344)	(25,246,751)
Share transactions - net increase (decrease)	51,939,913	(33,873,509)
Total increase (decrease) in net assets	36,610,559	(21,052,361)

Net Assets
Beginning of period	622,131,541	643,183,902
End of period (including distributions in excess of net
investment income of $158,981 and distributions in
excess of net investment income of $199,472,
respectively)	$658,742,100	$622,131,541

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Financial Highlights Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.28	$ 13.00	$ 12.87	$ 12.70	$12.02
Income from Investment Operations
Net investment incomeC	521.533		.539	.557E	.584
Net realized and unrealized gain
(loss)	(.201)	.301	.137	.168E	.679
Total from investment operations	320.834		.676	.725	1.263
Distributions from net investment
income	(.520)	(.532)	(.544)	(.555)	(.583)
Distributions from net realized gain .	(.110)	(.022)	(.002)	—	—
Total distributions	(.630)	(.554)	(.546)	(.555)	(.583)
Net asset value, end of period	$ 12.97	$ 13.28	$ 13.00	$ 12.87	$12.70
Total ReturnA,B	2.46%	6.56%	5.33%	5.88%	10.72%
Ratios to Average Net AssetsD
Expenses before expense
reductions	69%	.69%	.68%	.69%	.69%
Expenses net of voluntary waivers,
if any	69%	.69%	.68%	.69%	.69%
Expenses net of all reductions	67%	.69%	.68%	.67%	.62%
Net investment income	3.96%	4.07%	4.15%	4.41%E	4.70%
Supplemental Data
Net assets, end of period
(000 omitted)	$123,844	$101,763	$87,406	$67,457	$46,796
Portfolio turnover rate	22%	17%	26%	20%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Financial Highlights Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.31	$ 13.03	$ 12.89	$ 12.72	$12.04
Income from Investment Operations
Net investment incomeC	509.522		.529	.546E	.572
Net realized and unrealized gain
(loss)	(.202)	.299	.144	.166E	.679
Total from investment operations	307.821		.673	.712	1.251
Distributions from net investment
income	(.507)	(.519)	(.531)	(.542)	(.571)
Distributions from net realized gain .	(.110)	(.022)	(.002)	—	—
Total distributions	(.617)	(.541)	(.533)	(.542)	(.571)
Net asset value, end of period	$ 13.00	$ 13.31	$ 13.03	$ 12.89	$12.72
Total ReturnA,B	2.35%	6.44%	5.30%	5.76%	10.59%
Ratios to Average Net AssetsD
Expenses before expense
reductions	79%	.79%	.78%	.79%	.79%
Expenses net of voluntary waivers,
if any	79%	.79%	.78%	.79%	.79%
Expenses net of all reductions	77%	.78%	.77%	.77%	.72%
Net investment income	3.86%	3.97%	4.06%	4.31%E	4.60%
Supplemental Data
Net assets, end of period
(000 omitted)	$318,973	$319,734	$340,542	$354,030	$369,295
Portfolio turnover rate	22%	17%	26%	20%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Financial Highlights Class B

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.25	$ 12.98	$ 12.85	$ 12.67	$12.00
Income from Investment Operations
Net investment incomeC	421.435		.443	.462E	.489
Net realized and unrealized gain
(loss)	(.200)	.291	.136	.178E	.671
Total from investment operations	221.726		.579	.640	1.160
Distributions from net investment
income	(.421)	(.434)	(.447)	(.460)	(.490)
Distributions from net realized gain .	(.110)	(.022)	(.002)	—	—
Total distributions	(.531)	(.456)	(.449)	(.460)	(.490)
Net asset value, end of period	$ 12.94	$ 13.25	$ 12.98	$ 12.85	$12.67
Total ReturnA,B	1.70%	5.70%	4.56%	5.19%	9.83%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.45%	1.44%	1.43%	1.44%	1.43%
Expenses net of voluntary waivers,
if any	1.45%	1.44%	1.43%	1.44%	1.43%
Expenses net of all reductions	1.42%	1.44%	1.42%	1.41%	1.37%
Net investment income	3.21%	3.32%	3.41%	3.66%E	3.95%
Supplemental Data
Net assets, end of period
(000 omitted)	$82,084	$97,487	$110,853	$109,986	$91,687
Portfolio turnover rate	22%	17%	26%	20%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

36

Financial Highlights Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.30	$ 13.02	$ 12.89	$ 12.71	$12.04
Income from Investment Operations
Net investment incomeC	410.423		.430	.451E	.478
Net realized and unrealized gain
(loss)	(.202)	.300	.135	.176E	.669
Total from investment operations	208.723		.565	.627	1.147
Distributions from net investment
income	(.408)	(.421)	(.433)	(.447)	(.477)
Distributions from net realized gain .	(.110)	(.022)	(.002)	—	—
Total distributions	(.518)	(.443)	(.435)	(.447)	(.477)
Net asset value, end of period	$ 12.99	$ 13.30	$ 13.02	$ 12.89	$12.71
Total ReturnA,B	1.59%	5.65%	4.44%	5.06%	9.69%
Ratios to Average Net AssetsD
Expenses before expense
reductions	1.54%	1.54%	1.53%	1.53%	1.53%
Expenses net of voluntary waivers,
if any	1.54%	1.54%	1.53%	1.53%	1.53%
Expenses net of all reductions	1.52%	1.54%	1.52%	1.51%	1.47%
Net investment income	3.11%	3.22%	3.31%	3.57%E	3.85%
Supplemental Data
Net assets, end of period
(000 omitted)	$63,984	$58,984	$59,423	$52,019	$37,324
Portfolio turnover rate	22%	17%	26%	20%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Financial Highlights Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.24	$ 12.96	$ 12.83	$ 12.66	$11.98
Income from Investment Operations
Net investment incomeB	540.551		.556	.573D	.598
Net realized and unrealized gain
(loss)	(.208)	.304	.139	.170D	.682
Total from investment operations	332.855		.695	.743	1.280
Distributions from net investment
income	(.542)	(.553)	(.563)	(.573)	(.600)
Distributions from net realized gain .	(.110)	(.022)	(.002)	—	—
Total distributions	(.652)	(.575)	(.565)	(.573)	(.600)
Net asset value, end of period	$ 12.92	$ 13.24	$ 12.96	$ 12.83	$12.66
Total ReturnA	2.56%	6.75%	5.50%	6.05%	10.91%
Ratios to Average Net AssetsC
Expenses before expense
reductions	53%	.54%	.54%	.55%	.54%
Expenses net of voluntary waivers,
if any	53%	.54%	.54%	.55%	.54%
Expenses net of all reductions	51%	.53%	.53%	.52%	.48%
Net investment income	4.13%	4.23%	4.30%	4.55%D	4.84%
Supplemental Data
Net assets, end of period
(000 omitted)	$69,857	$44,164	$44,960	$31,703	$21,842
Portfolio turnover rate	22%	17%	26%	20%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Municipal Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities,for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accor dance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Invest ments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

39 Annual Report

Notes to Financial Statements continued
1. Significant Accounting Policies continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, market discount, and losses deferred due to wash sales and futures transactions.

The fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$23,423,951
Unrealized depreciation		(3,408,953)
Net unrealized appreciation (depreciation)		20,014,998
Undistributed ordinary income		427,225
Undistributed long term capital gain		7,792,988

Cost for federal income tax purposes		$627,819,898

Annual Report	40

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued
The tax character of distributions paid was as follows:
	October 31,	October 31,
	2005	2004
Tax exempt Income	$23,793,542	$24,158,959
Long term Capital Gains	5,181,802	1,087,792
Total	$28,975,344	$25,246,751

2. Operating Policies.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter parties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $186,112,864 and $143,514,731, respectively.

41 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund’s average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .37% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC

Class A	0%	.15%	$165,142	$338
Class T	0%	.25%	798,616	13,488
Class B	65%	.25%	809,446	586,855
Class C	75%	.25%	617,316	127,221
			$2,390,520	$727,902

Sales Load. FDC receives a front end sales charge of up to 4.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial inter mediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

42

4. Fees and Other Transactions with Affiliates continued

Sales Load continued

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$75,599
Class T	33,314
Class B*	220,790
Class C*	12,176
$341,879

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and shareholder servicing agent for each class of the fund. Citibank has entered into a sub arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, with respect to all classes of the fund to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC by Citibank, which is reimbursed by each class for such payments. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy state ments. For the period, each class paid the following transfer agent fees:

		% of
		Average
	Amount	Net Assets
Class A	$120,795.11
Class T	351,611.11
Class B	104,493.12
Class C	68,317.11
Institutional Class	55,046.10
	$700,262

Citibank also has a sub arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

43 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $12,044 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and accounting expenses by $10,928 and $99,081, respectively. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$4,599
Class T	11,745
Class B	3,372
Class C	2,664
Institutional Class	2,089
$24,469

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

Annual Report

44

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

			Years ended October 31,
			2005	2004
From net investment income
Class A			$4,352,247	3,846,154
Class T			12,293,343	$13,026,369
Class B			2,889,040	3,489,310
Class C			1,912,870	1,946,801
Institutional Class			2,346,042	1,850,325
Total			$23,793,542	$24,158,959
From net realized gain
Class A			$849,843	$149,850
Class T			2,646,649	570,715
Class B			802,913	187,961
Class C			495,651	103,229
Institutional Class			386,746	76,037
Total			$5,181,802	$1,087,792

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class A
Shares sold	3,538,994	3,051,831	$46,541,886	$40,015,553
Reinvestment of
distributions	260,181	195,076	3,414,353	2,555,131
Shares redeemed	(1,912,570)	(2,307,544)	(25,132,123)	(30,076,418)
Net increase (decrease) .	1,886,605	939,363	$24,824,116	$12,494,266
Class T
Shares sold	3,536,120	2,589,160	$46,651,169	$34,035,763
Reinvestment of
distributions	836,332	732,696	10,998,832	9,618,791
Shares redeemed	(3,856,498)	(5,437,720)	(50,817,550)	(71,165,874)
Net increase (decrease) .	515,954	(2,115,864)	$6,832,451	$(27,511,320)

45 Annual Report

Notes to Financial Statements continued

9. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2005	2004	2005	2004
Class B
Shares sold	461,635	785,410	$6,060,771	$10,289,254
Reinvestment of
distributions	167,091	161,470	2,187,643	2,111,035
Shares redeemed	(1,641,543)	(2,134,429)	(21,554,810)	(27,807,695)
Net increase (decrease) .	(1,012,817)	(1,187,549)	$(13,306,396)	$(15,407,406)
Class C
Shares sold	1,328,623	1,183,460	$17,510,616	$15,560,504
Reinvestment of
distributions	114,142	97,489	1,500,047	1,279,206
Shares redeemed	(951,725)	(1,410,402)	(12,532,673)	(18,440,008)
Net increase (decrease) .	491,040	(129,453)	$6,477,990	$(1,600,298)
Institutional Class
Shares sold	2,803,468	2,509,454	$36,736,293	$32,802,511
Reinvestment of
distributions	26,000	24,913	340,092	325,341
Shares redeemed	(760,791)	(2,667,085)	(9,964,633)	(34,976,603)
Net increase (decrease) .	2,068,677	(132,718)	$27,111,752	$(1,848,751)

Annual Report

46

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Municipal Income Fund (a fund of Fidelity Advisor Series II) at Octo ber 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Municipal Income Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2005

47 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

48

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Municipal Income (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions includ ing Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

49 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com pany (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

50

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad emy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Annual Report

52

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Ste vens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

53 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Christine J. Thompson (47)

Year of Election or Appointment: 1998

Vice President of Advisor Municipal Income. Ms. Thompson also serves as Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson has worked as an analyst and manager.

Annual Report

54

Name, Age; Principal Occupation Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Municipal Income. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR

(2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Municipal Income. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio man ager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Municipal Income. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a port folio manager in the Bond Group (1997 2004).

55 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice Presi dent and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advi sor Municipal Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Municipal Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

Annual Report

56

Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Municipal Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Municipal Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Municipal Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Municipal Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Man ager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Municipal Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

57 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation John H. Costello (59)

Year of Election or Appointment: 1987

Assistant Treasurer of Advisor Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Municipal Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Municipal Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

58

Distributions

The Board of Trustees of Advisor Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/05/05	12/02/05	$0.162

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $7,923,298, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $5,051,492 or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts pre viously designated as capital gain dividends with respect to such year.

During fiscal year ended 2005, 100% of the fund’s income dividends was free from federal income tax, and 11.57% of the fund’s income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

59 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

Annual Report 60

	# of	% of
	Votes	Votes

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Municipal Income Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

62

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large

63 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

64

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for

65 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 8% would mean that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the ser vices that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each

Annual Report

66

class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each class’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each class’s total expenses were reason able in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

67 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

68

69 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
Fidelity Investments Money
Management, Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Citibank, N.A.
New York, NY
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Citibank, N.A.
New York, NY

HIMI-UANN-1205 1.784766.102

Fidelity® Advisor Short Fixed-Income Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	11	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	46	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	55	Notes to the financial statements.
Report of Independent	66
Registered Public
Accounting Firm
Trustees and Officers	67
Distributions	78
Proxy Voting Results	79
Board Approval of	81
Investment Advisory
Contracts and
Management Fees
Central Fund Investments	90	Complete list of investments for Fidelity’s
		fixed-income central funds.

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public
Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s port folio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guaran tee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of four years.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 1.50% sales charge)A	0.70%	3.94%	4.63%
Class T (incl. 1.50% sales charge)	0.56%	3.95%	4.65%
Class B (incl. contingent deferred
sales charge)B	2.77%	3.45%	4.13%
Class C (incl. contingent deferred
sales charge)C	0.96%	3.41%	4.11%

A Class A shares bear a 0.15% 12b 1 fee. The initial offering of Class A shares took place on September 3,
1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect
Class T shares’ 0.15% 12b 1 fee.
B Class B shares bear a 0.90% 12b 1 fee. The initial offering of Class B shares took place on October 9,
2002. Returns between November 3, 1997 and October 9, 2002 are those of Class C, and reflect a 1.00% 12b 1 fee. Class B returns prior to November 3, 1997 are those of Class T which has a 12b 1 fee of 0.15% . If
Class B’s 12b 1 fee had been reflected, returns from November 3, 1997 through October 9, 2002 would have been higher and returns prior to November 3, 1997 would have been lower. Class B shares’ contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 3%, 0%, and 0%, respectively.
C Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on November 3,
1997. Returns prior to November 3, 1997 are those of Class T, the original class of the fund, and reflect
Class T shares’ 0.15% 12b 1 fee. Had Class C shares’ 12b 1 fee been reflected, returns prior to November 3,
1997 would have been lower. Class C shares’ contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively.

5 Annual Report 5

Performance continued

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Short Fixed Income Fund Class T on October 31, 1995, and the current 1.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® 1 3 Year Government/Credit Bond Index performed over the same period.

Annual Report

6

Management’s Discussion of Fund Performance

Comments from Andrew Dudley, Portfolio Manager of Fidelity® Advisor Short Fixed Income Fund

Since its first full year of existence in 1976, the Lehman Brothers® Aggregate Bond Index has had only two calendar years of losses in 1994 and 1999. Whether bonds suffer a similar fate in 2005 remains to be seen. But despite a host of challenges, the Lehman Brothers index managed to gain 1.13% for the 12 month period ending October 31, 2005. It was a volatile climate for investment grade debt. The Federal Reserve Board raised short term interest rates eight times, which lifted the federal funds rate from 1.75% to 3.75% and curbed bond returns. Inflation which can lessen the value of fixed income investments also was a near constant threat. Concern about a potential recession was further cause for alarm, particularly as the yield curve moved closer to becoming inverted. In that scenario, longer term yields, which are typically higher to compensate for the added risk of a longer term investment, fall below short term yields. Against this backdrop, bond prices fell in three of the period’s final four months.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 0.81%, 0.95%, 0.17% and 0.02%, respectively. For the same 12 month period, the Lehman Brothers 1 3 Year Government/Credit Bond Index returned 0.80% and the LipperSM Short Investment Grade Debt Funds Average gained 1.09% . The biggest boost relative to the index came from effective yield curve positioning, which refers to how the fund’s assets were distributed across a range of maturities. The fund benefited from my decision to invest in Fidelity Ultra Short Central Fund a diversified internal pool of short term assets designed to outperform cash like investments with similar risk characteristics as well as bonds with maturities longer than two years. This “barbell” strategy helped provide a better total return as the yield curve flattened. Good sector selection also helped drive favorable results for the fund, with my expanding focus on better performing non government bonds being a major positive. In particular, allocations to asset backed and mortgage securities performed best. Within the asset backed sector, my decision to emphasize home equity securities was a plus, because they were among the market’s best performers for the year. Detracting modestly from performance in the corporate sector was my small stake in the automobile industry, which came under pressure as that group struggled.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

8

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,007.50	$4.20**
HypotheticalA	$1,000.00	$1,021.02	$4.23**
Class T
Actual	$1,000.00	$1,007.70	$4.00**
HypotheticalA	$1,000.00	$1,021.22	$4.02**
Class B
Actual	$1,000.00	$1,003.70	$7.98**
HypotheticalA	$1,000.00	$1,017.24	$8.03**
Class C
Actual	$1,000.00	$1,003.50	$8.18**
HypotheticalA	$1,000.00	$1,017.04	$8.24**
Institutional Class
Actual	$1,000.00	$1,008.70	$3.04**
HypotheticalA	$1,000.00	$1,022.18	$3.06**

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	83%**
Class T	79%**
Class B	1.58%**
Class C	1.62%**
Institutional Class	60%**

9 Annual Report

Shareholder Expense Example continued

** If contractual expense reductions, effective June 1, 2005, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense
	Ratio	Expenses Paid

Class A	.81%
Actual		$4.10
HypotheticalA		$4.13
Class T	.78%
Actual		$3.95
HypotheticalA		$3.97
Class B	1.55%
Actual		$7.83
HypotheticalA		$7.88
Class C	1.59%
Actual		$8.03
HypotheticalA		$8.08
Institutional Class	.59%
Actual		$2.99
HypotheticalA		$3.01

A 5% return per year before expenses

Annual Report

10

Investment Changes

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of October 31, 2005
6 months ago
Years	2.9	2.7

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of October 31, 2005
6 months ago
Years	1.5	1.6

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central fund.

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets
Nonconvertible Bonds 20.9%
	Principal	Value
	Amount	(Note 1)

CONSUMER DISCRETIONARY – 2.0%
Auto Components 0.2%
DaimlerChrysler NA Holding Corp. 4.43% 5/24/06 (d)	$ 2,800,000	$2,807,039
Media – 1.8%
British Sky Broadcasting Group PLC (BSkyB) yankee
7.3% 10/15/06	2,350,000	2,401,204
Continental Cablevision, Inc.:
8.3% 5/15/06	1,200,000	1,222,260
9% 9/1/08	3,400,000	3,734,438
Cox Communications, Inc.:
3.875% 10/1/08	2,680,000	2,583,726
6.4% 8/1/08	795,000	810,081
7.75% 8/15/06	2,600,000	2,654,902
Hearst-Argyle Television, Inc. 7% 11/15/07	1,500,000	1,547,270
Lenfest Communications, Inc. 10.5% 6/15/06	1,225,000	1,283,188
Liberty Media Corp.:
5.37% 9/17/06 (d)	3,203,000	3,224,941
7.75% 7/15/09	2,350,000	2,449,038
Univision Communications, Inc.:
3.5% 10/15/07	535,000	517,909
3.875% 10/15/08	1,095,000	1,050,133
		23,479,090

TOTAL CONSUMER DISCRETIONARY		26,286,129

CONSUMER STAPLES 0.6%
Food Products 0.3%
Kraft Foods, Inc. 5.25% 6/1/07	3,265,000	3,284,799
Tobacco 0.3%
Altria Group, Inc. 5.625% 11/4/08	2,000,000	2,028,412
Philip Morris Companies, Inc. 6.375% 2/1/06	2,000,000	2,007,558
		4,035,970

TOTAL CONSUMER STAPLES		7,320,769

ENERGY 1.9%
Energy Equipment & Services – 0.1%
Cooper Cameron Corp. 2.65% 4/15/07	1,335,000	1,287,896
Oil, Gas & Consumable Fuels – 1.8%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (a)	1,865,000	1,832,931
Delek & Avner Yam Tethys Ltd. 5.326% 8/1/13 (a)	2,408,080	2,353,031

See accompanying notes which are an integral part of the financial statements.

Annual Report 12

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Duke Capital LLC:
4.37% 3/1/09	$2,045,000	$1,993,437
7.5% 10/1/09	2,700,000	2,905,562
Enterprise Products Operating LP:
4% 10/15/07	2,775,000	2,713,753
4.625% 10/15/09	3,070,000	2,977,811
Kinder Morgan Energy Partners LP 5.35% 8/15/07	1,400,000	1,405,851
Pemex Project Funding Master Trust 6.125% 8/15/08	4,535,000	4,632,503
Petroleum Export Ltd.:
4.623% 6/15/10 (a)	1,515,000	1,499,986
4.633% 6/15/10 (a)	910,000	900,982
		23,215,847

TOTAL ENERGY		24,503,743

FINANCIALS – 7.3%
Capital Markets 0.7%
Bank of New York Co., Inc.:
3.4% 3/15/13 (d)	2,750,000	2,647,659
4.25% 9/4/12 (d)	1,285,000	1,268,725
Goldman Sachs Group LP 7.2% 11/1/06 (a)	500,000	511,443
Lehman Brothers Holdings, Inc.:
4% 1/22/08	195,000	191,501
6.25% 5/15/06	2,795,000	2,817,969
6.625% 2/5/06	120,000	120,652
Merrill Lynch & Co., Inc. 3.7% 4/21/08	1,400,000	1,361,776
		8,919,725
Commercial Banks – 0.7%
Australia & New Zealand Banking Group Ltd. yankee
7.55% 9/15/06	405,000	414,587
Bank of America Corp.:
7.125% 9/15/06	1,750,000	1,783,786
7.4% 1/15/11	275,000	303,578
Bank One Corp. 6% 8/1/08	975,000	1,002,520
Corporacion Andina de Fomento yankee 7.25% 3/1/07	965,000	991,763
First National Boston Corp. 7.375% 9/15/06	1,145,000	1,169,406

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

FINANCIALS – continued
Commercial Banks – continued
Korea Development Bank:
3.875% 3/2/09	$2,700,000	$2,596,752
4.75% 7/20/09	1,500,000	1,479,990
		9,742,382
Consumer Finance – 1.7%
American General Finance Corp. 4.5% 11/15/07	1,115,000	1,106,891
Ford Motor Credit Co.:
4.95% 1/15/08	1,990,000	1,866,280
6.5% 1/25/07	8,430,000	8,329,961
Household Finance Corp.:
4.125% 12/15/08	705,000	687,563
4.75% 5/15/09	1,563,000	1,545,855
6.4% 6/17/08	2,070,000	2,142,870
Household International, Inc. 8.875% 2/15/08	2,025,000	2,048,352
HSBC Finance Corp. 4.125% 3/11/08	4,145,000	4,076,048
		21,803,820
Diversified Financial Services – 0.3%
CC Funding Trust I 6.9% 2/16/07	2,040,000	2,085,761
J.P. Morgan & Co., Inc. 6.25% 1/15/09	1,075,000	1,113,328
Prime Property Funding II 6.25% 5/15/07 (a)	1,000,000	1,019,412
		4,218,501
Insurance – 0.6%
The Chubb Corp. 4.934% 11/16/07	4,000,000	3,999,040
The St. Paul Travelers Companies, Inc.:
5.01% 8/16/07	1,905,000	1,899,556
5.75% 3/15/07	1,070,000	1,080,231
Travelers Property Casualty Corp. 3.75% 3/15/08	530,000	514,146
		7,492,973
Real Estate 2.5%
AMB Property LP 7.2% 12/15/05	1,000,000	1,003,094
Arden Realty LP 8.5% 11/15/10	2,050,000	2,331,514
AvalonBay Communities, Inc. 5% 8/1/07	915,000	915,684
Brandywine Operating Partnership LP 4.5% 11/1/09	1,020,000	984,916
BRE Properties, Inc.:
5.95% 3/15/07	575,000	579,704
7.2% 6/15/07	1,775,000	1,832,052
Camden Property Trust:
4.375% 1/15/10	1,385,000	1,329,511
5.875% 6/1/07	580,000	586,279

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

FINANCIALS – continued
Real Estate continued
CarrAmerica Realty Corp. 5.25% 11/30/07	$2,170,000	$2,167,552
Colonial Properties Trust:
4.75% 2/1/10	1,330,000	1,290,000
7% 7/14/07	1,260,000	1,296,588
Developers Diversified Realty Corp.:
3.875% 1/30/09	2,410,000	2,311,549
5% 5/3/10	1,310,000	1,288,519
7% 3/19/07	2,095,000	2,138,312
EOP Operating LP:
6.763% 6/15/07	1,625,000	1,666,046
7.75% 11/15/07	1,650,000	1,738,407
8.375% 3/15/06	1,500,000	1,520,534
JDN Realty Corp. 6.95% 8/1/07	855,000	874,748
Simon Property Group LP:
4.6% 6/15/10	1,130,000	1,103,548
4.875% 8/15/10	2,460,000	2,424,271
6.875% 11/15/06	3,785,000	3,823,111
		33,205,939
Thrifts & Mortgage Finance – 0.8%
Countrywide Home Loans, Inc.:
4.35% 6/2/06 (d)	1,250,000	1,252,594
5.5% 8/1/06	1,290,000	1,297,548
5.625% 5/15/07	745,000	752,706
Residential Capital Corp. 5.385% 6/29/07 (a)(d)	3,960,000	3,997,897
Washington Mutual, Inc. 4.375% 1/15/08	2,700,000	2,670,567
		9,971,312

TOTAL FINANCIALS		95,354,652

INDUSTRIALS – 1.3%
Aerospace & Defense – 0.2%
Northrop Grumman Corp. 4.079% 11/16/06	2,900,000	2,876,791
Air Freight & Logistics – 0.0%
Federal Express Corp. pass thru trust certificates 7.53%
9/23/06	145,273	146,563
Airlines – 0.8%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	571,472	573,100
6.978% 10/1/12	102,639	102,578

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

INDUSTRIALS – continued
Airlines – continued
American Airlines, Inc. pass thru trust certificates: -
continued
7.024% 4/15/11	$2,000,000	$2,001,992
Continental Airlines, Inc. pass thru trust certificates:
6.32% 11/1/08	3,080,000	3,044,886
7.056% 3/15/11	355,000	355,746
Delta Air Lines, Inc. pass thru trust certificates 7.379%
5/18/10	683,464	666,377
United Airlines pass thru Certificates:
6.071% 9/1/14	1,400,977	1,355,116
6.201% 3/1/10	389,274	377,074
6.602% 9/1/13	1,752,425	1,710,291
		10,187,160
Industrial Conglomerates – 0.3%
Tyco International Group SA yankee 5.8% 8/1/06	3,360,000	3,382,280

TOTAL INDUSTRIALS		16,592,794

INFORMATION TECHNOLOGY – 0.4%
Communications Equipment – 0.4%
Motorola, Inc. 4.608% 11/16/07	6,000,000	5,970,114

MATERIALS 0.2%
Containers & Packaging – 0.1%
Sealed Air Corp. 6.95% 5/15/09 (a)	855,000	898,605
Paper & Forest Products 0.1%
Boise Cascade Corp. 8% 2/24/06	745,000	755,244
International Paper Co. 4.25% 1/15/09	435,000	420,602
		1,175,846

TOTAL MATERIALS		2,074,451

TELECOMMUNICATION SERVICES – 3.7%
Diversified Telecommunication Services – 3.1%
BellSouth Corp. 4.2% 9/15/09	1,775,000	1,721,480
British Telecommunications PLC 7.875% 12/15/05	4,775,000	4,793,685
France Telecom SA 7.2% 3/1/06	3,160,000	3,187,116
Koninklijke KPN NV yankee 8% 10/1/10	2,850,000	3,177,801
Sprint Capital Corp. 6% 1/15/07	3,240,000	3,281,294
Telecom Italia Capital 4% 11/15/08	7,140,000	6,908,307

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

TELECOMMUNICATION SERVICES – continued
Diversified Telecommunication Services – continued
Telefonos de Mexico SA de CV:
4.5% 11/19/08	$2,470,000	$2,416,542
4.75% 1/27/10	3,355,000	3,279,130
TELUS Corp. yankee 7.5% 6/1/07	4,220,000	4,382,065
Verizon Global Funding Corp.:
6.125% 6/15/07	2,140,000	2,181,931
7.25% 12/1/10	4,205,000	4,560,381
		39,889,732
Wireless Telecommunication Services – 0.6%
ALLTEL Corp. 4.656% 5/17/07	3,915,000	3,895,938
America Movil SA de CV 4.125% 3/1/09	3,925,000	3,785,506
AT&T Wireless Services, Inc. 7.35% 3/1/06	1,000,000	1,008,672
		8,690,116

TOTAL TELECOMMUNICATION SERVICES		48,579,848

UTILITIES – 3.5%
Electric Utilities – 1.7%
American Electric Power Co., Inc. 4.709% 8/16/07	3,685,000	3,664,508
Exelon Corp. 4.45% 6/15/10	3,750,000	3,606,379
FirstEnergy Corp. 5.5% 11/15/06	5,095,000	5,124,520
FPL Group Capital, Inc. 3.25% 4/11/06	705,000	700,920
Monongahela Power Co. 5% 10/1/06	2,015,000	2,015,157
Progress Energy, Inc.:
5.85% 10/30/08	1,025,000	1,042,980
6.75% 3/1/06	2,695,000	2,712,040
7.1% 3/1/11	2,285,000	2,445,213
Southwestern Public Service Co. 5.125% 11/1/06	650,000	651,488
TXU Energy Co. LLC 6.125% 3/15/08	935,000	947,955
		22,911,160
Gas Utilities 0.1%
NiSource Finance Corp. 3.2% 11/1/06	1,085,000	1,067,076
Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc.:
6.125% 9/1/09	3,035,000	3,120,769
6.35% 4/1/07	1,335,000	1,360,171
Duke Capital LLC 4.331% 11/16/06	1,630,000	1,617,221
		6,098,161

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

UTILITIES – continued
Multi-Utilities – 1.2%
Dominion Resources, Inc. 4.125% 2/15/08	$ 2,610,000	$ 2,563,388
DTE Energy Co.:
5.63% 8/16/07	2,965,000	2,990,822
6.45% 6/1/06	1,750,000	1,766,314
MidAmerican Energy Holdings, Inc. 4.625% 10/1/07	705,000	699,753
NiSource, Inc. 3.628% 11/1/06	1,565,000	1,543,999
PSEG Funding Trust I 5.381% 11/16/07	2,600,000	2,609,617
Sempra Energy:
4.621% 5/17/07	2,120,000	2,108,586
4.75% 5/15/09	1,055,000	1,035,939
		15,318,418

TOTAL UTILITIES		45,394,815

TOTAL NONCONVERTIBLE BONDS
(Cost $275,828,809)		272,077,315

U.S. Government and Government Agency Obligations 21.0%

U.S. Government Agency Obligations 7.9%
Fannie Mae:
3.125% 12/15/07	9,435,000	9,143,430
3.25% 8/15/08	6,089,000	5,865,710
4.75% 1/2/07	9,798,000	9,809,121
6% 5/15/08	45,782,000	47,233,060
Federal Home Loan Bank 4.25% 4/16/07	6,000,000	5,969,022
Freddie Mac:
2.7% 3/16/07	18,000,000	17,542,404
4% 8/17/07	6,960,000	6,888,959

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		102,451,706
U.S. Treasury Inflation Protected Obligations 0.9%
U.S. Treasury Inflation-Indexed Notes 3.875% 1/15/09	11,374,920	12,177,385
U.S. Treasury Obligations – 12.2%
U.S. Treasury Bonds 12% 8/15/13	17,526,000	20,977,798
U.S. Treasury Notes:
3.375% 2/15/08	57,000,000	55,726,392
3.625% 6/30/07 (c)	2,666,000	2,632,987

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

U.S. Government and Government Agency Obligations continued
	Principal	Value
	Amount	(Note 1)
U.S. Treasury Obligations continued
U.S. Treasury Notes: – continued
3.75% 5/15/08	$73,580,000	$72,415,963
3.875% 7/31/07	7,096,000	7,035,847

TOTAL U.S. TREASURY OBLIGATIONS		158,788,987

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS
(Cost $278,006,434)		273,418,078

U.S. Government Agency Mortgage Securities 7.1%

Fannie Mae – 5.8%
3.472% 4/1/34 (d)	448,718	445,789
3.739% 1/1/35 (d)	317,605	311,796
3.752% 10/1/33 (d)	198,197	193,492
3.771% 12/1/34 (d)	236,127	231,584
3.787% 12/1/34 (d)	57,600	56,619
3.794% 6/1/34 (d)	906,827	876,021
3.815% 1/1/35 (d)	195,942	192,768
3.819% 6/1/33 (d)	158,913	155,835
3.838% 1/1/35 (d)	566,031	559,502
3.869% 1/1/35 (d)	338,374	336,367
3.875% 6/1/33 (d)	857,443	843,168
3.913% 12/1/34 (d)	188,550	187,747
3.917% 10/1/34 (d)	256,373	254,033
3.953% 11/1/34 (d)	405,327	402,468
3.964% 1/1/35 (d)	257,834	255,097
3.968% 5/1/33 (d)	75,645	74,510
3.976% 5/1/34 (d)	69,821	70,777
3.98% 12/1/34 (d)	245,489	243,667
3.997% 1/1/35 (d)	158,044	156,516
3.998% 12/1/34 (d)	202,346	200,883
4.008% 12/1/34 (d)	1,351,693	1,343,355
4.014% 2/1/35 (d)	181,960	179,621
4.018% 12/1/34 (d)	139,525	138,106
4.026% 1/1/35 (d)	85,786	85,054
4.026% 2/1/35 (d)	185,151	182,642
4.031% 1/1/35 (d)	358,146	354,742
4.055% 10/1/18 (d)	188,785	185,329
4.064% 4/1/33 (d)	73,001	72,161

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Fannie Mae continued
4.064% 1/1/35 (d)	$181,528	$179,028
4.067% 12/1/34 (d)	368,897	366,269
4.091% 1/1/35 (d)	375,332	371,138
4.102% 2/1/35 (d)	125,574	124,138
4.107% 2/1/35 (d)	133,099	131,925
4.111% 1/1/35 (d)	375,659	370,911
4.112% 2/1/35 (d)	696,078	689,322
4.116% 2/1/35 (d)	328,889	325,065
4.125% 1/1/35 (d)	376,639	374,875
4.128% 1/1/35 (d)	659,913	652,317
4.133% 11/1/34 (d)	312,741	310,424
4.134% 2/1/35 (d)	429,689	426,891
4.144% 1/1/35 (d)	553,936	549,719
4.15% 2/1/35 (d)	334,740	331,482
4.172% 1/1/35 (d)	720,599	714,516
4.174% 1/1/35 (d)	298,457	295,571
4.183% 11/1/34 (d)	90,043	89,420
4.19% 1/1/35 (d)	426,077	417,678
4.222% 3/1/34 (d)	173,922	171,924
4.237% 10/1/34 (d)	530,511	531,323
4.25% 2/1/35 (d)	206,360	202,045
4.291% 8/1/33 (d)	425,245	421,226
4.294% 1/1/35 (d)	246,148	243,147
4.296% 3/1/35 (d)	196,218	194,903
4.298% 7/1/34 (d)	181,302	181,403
4.311% 5/1/35 (d)	297,806	294,057
4.313% 2/1/35 (d)	115,968	114,726
4.315% 3/1/33 (d)	106,547	104,605
4.315% 1/1/35 (d)	195,173	192,424
4.333% 12/1/34 (d)	127,842	127,604
4.347% 1/1/35 (d)	202,248	198,456
4.367% 2/1/34 (d)	495,525	489,742
4.367% 4/1/35 (d)	129,207	127,641
4.402% 2/1/35 (d)	311,626	306,030
4.414% 5/1/35 (d)	594,873	589,482
4.447% 3/1/35 (d)	284,535	280,013
4.453% 10/1/34 (d)	1,109,611	1,106,695
4.454% 4/1/34 (d)	327,308	323,226
4.483% 1/1/35 (d)	324,495	322,893
4.485% 8/1/34 (d)	664,630	657,491
4.496% 3/1/35 (d)	658,034	646,749

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Fannie Mae continued
4.501% 5/1/35 (d)	$169,810	$167,656
4.525% 3/1/35 (d)	602,353	593,155
4.53% 8/1/34 (d)	398,136	397,248
4.55% 2/1/35 (d)	1,387,307	1,380,397
4.554% 7/1/35 (d)	723,271	718,339
4.558% 2/1/35 (d)	211,909	209,345
4.584% 2/1/35 (d)	1,930,519	1,901,256
4.603% 2/1/35 (d)	139,985	139,857
4.605% 2/1/35 (d)	636,664	628,460
4.652% 11/1/34 (d)	720,736	713,497
4.68% 11/1/34 (d)	754,267	745,101
4.707% 3/1/35 (d)	1,803,788	1,798,648
4.734% 3/1/35 (d)	351,288	347,688
4.736% 7/1/34 (d)	621,891	618,470
4.815% 12/1/34 (d)	581,928	577,725
4.821% 12/1/32 (d)	304,281	304,036
4.848% 12/1/34 (d)	233,575	231,915
5.121% 5/1/35 (d)	1,400,469	1,406,009
5.204% 6/1/35 (d)	1,045,038	1,050,600
5.297% 9/1/35 (d)	397,940	394,598
5.5% 7/1/13 to 5/1/25	19,857,183	19,934,580
6.5% 2/1/08 to 3/1/35	14,101,731	14,539,889
7% 8/1/15 to 6/1/32	1,224,241	1,280,286
7% 11/1/20 (b)	1,101,056	1,148,539
7.5% 5/1/12 to 10/1/14	170,419	179,993
11.5% 11/1/15	75,624	83,762

TOTAL FANNIE MAE		74,629,192
Freddie Mac – 1.2%
4.078% 12/1/34 (d)	212,196	209,378
4.109% 12/1/34 (d)	314,113	310,230
4.192% 1/1/35 (d)	1,000,257	988,980
4.289% 3/1/35 (d)	292,501	289,690
4.297% 5/1/35 (d)	505,427	500,268
4.309% 12/1/34 (d)	308,645	302,952
4.362% 3/1/35 (d)	440,748	432,071
4.385% 2/1/35 (d)	645,847	642,917
4.388% 2/1/35 (d)	584,838	573,324
4.445% 3/1/35 (d)	286,297	280,257
4.446% 2/1/34 (d)	315,794	312,290
4.479% 6/1/35 (d)	459,223	453,761

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Freddie Mac continued
4.487% 3/1/35 (d)	$805,440	$ 789,735
4.493% 3/1/35 (d)	1,945,819	1,916,935
4.495% 3/1/35 (d)	327,874	321,470
4.56% 2/1/35 (d)	474,111	467,145
5.027% 4/1/35 (d)	1,658,212	1,654,630
5.237% 8/1/33 (d)	137,233	138,898
5.5% 7/1/23 to 4/1/24	4,864,115	4,836,394
8.5% 5/1/26 to 7/1/28	238,346	259,147
12% 11/1/19	16,311	17,872

TOTAL FREDDIE MAC		15,698,344
Government National Mortgage Association 0.1%
7% 1/15/25 to 6/15/32	1,186,308	1,247,890
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $92,895,338)		91,575,426

Asset Backed Securities 21.3%

Accredited Mortgage Loan Trust:
Series 2003-2 Class A1, 4.23% 10/25/33	1,140,181	1,092,311
Series 2003-3 Class A1, 4.46% 1/25/34	1,107,464	1,065,942
Series 2004-2 Class A2, 4.3375% 7/25/34 (d)	1,431,147	1,433,176
Series 2004-4 Class A2D, 4.3875% 1/25/35 (d)	731,736	733,655
ACE Securities Corp.:
Series 2003-HE1:
Class A2, 4.4475% 11/25/33 (d)	369,942	370,255
Class M1, 4.6875% 11/25/33 (d)	430,000	431,619
Class M2, 5.7375% 11/25/33 (d)	270,000	273,609
Series 2004-HE1 Class A2B, 4.4875% 2/25/34 (d)	620,180	620,066
Aesop Funding II LLC Series 2005-1A Class A1, 3.95%
4/20/08 (a)	2,000,000	1,960,020
American Express Credit Account Master Trust
Series 2004-C Class C, 4.47% 2/15/12 (a)(d)	2,416,761	2,422,354
AmeriCredit Automobile Receivables Trust:
Series 2003-CF Class A4, 3.48% 5/6/10	1,810,000	1,787,542
Series 2004-1:
Class A3, 3.22% 7/6/08	870,000	864,338
Class B, 3.7% 1/6/09	150,000	147,819
Class C, 4.22% 7/6/09	155,000	152,622
Class D, 5.07% 7/6/10	1,105,000	1,094,480

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Asset Backed Securities continued
		Principal	Value
		Amount	(Note 1)
AmeriCredit Automobile Receivables Trust: – continued
Series 2004-CA Class A4, 3.61% 5/6/11		$630,000	$613,835
Series 2005-1 Class D, 5.04% 5/6/11		2,500,000	2,474,766
Series 2005-CF Class A4, 4.63% 6/6/12		2,895,000	2,871,334
Ameriquest Mortgage Securities, Inc.:
Series 2002-AR1 Class M1, 4.7475% 9/25/32 (d)		1,075,986	1,076,479
Series 2003-7 Class M1, 4.8875% 8/25/33 (d)		625,000	633,937
Series 2004-R10 Class M1, 4.7375% 11/25/34 (d)	.	1,370,000	1,378,166
Series 2004-R11 Class M1, 4.6975% 11/25/34 (d)	.	2,040,000	2,049,893
Series 2004-R9:
Class A3, 4.3575% 10/25/34 (d)		1,829,148	1,831,507
Class M2, 4.6875% 10/25/34 (d)		1,515,000	1,521,743
Class M4, 5.2075% 10/25/34 (d)		1,945,000	1,977,098
Amortizing Residential Collateral Trust:
Series 2002-BC3 Class A, 4.3675% 6/25/32 (d)		265,229	266,019
Series 2002-BC7 Class M1, 4.8375% 10/25/32 (d)	.	1,100,000	1,103,094
ARG Funding Corp. Series 2005-1A Class A1, 4.02%
4/20/09 (a)		4,100,000	4,024,171
Argent Securities, Inc.:
Series 2003-W3:
Class AV1B, 4.4875% 9/25/33 (d)		51,536	51,716
Class AV2, 4.4375% 9/25/33 (d)		24,842	24,864
Class M2, 5.8375% 9/25/33 (d)		3,100,000	3,190,095
Series 2003-W6 Class AV2, 4.4075% 1/25/34 (d)		430,772	431,112
Series 2003-W7:
Class A2, 4.4275% 3/1/34 (d)		779,457	781,047
Class M1, 4.7275% 3/1/34 (d)		2,500,000	2,516,707
Series 2003-W9 Class M1, 4.7275% 3/25/34 (d)		1,800,000	1,810,190
Series 2004-W5 Class M1, 4.6375% 4/25/34 (d)		830,000	830,976
Series 2004-W9 Class M3, 5.6375% 6/26/34 (d)		2,230,000	2,239,535
Asset Backed Funding Certificates Series 2004-HE1
Class M2, 5.1875% 1/25/34 (d)		485,000	492,653
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2 Class A2, 4.35% 4/15/33 (d)		2,055	2,055
Series 2003-HE5 Class A2B, 4% 8/15/33		164,061	162,919
Series 2003-HE7 Class A3, 4.33% 12/15/33 (d)		722,208	724,846
Series 2004-HE3 Class M2, 5.1575% 6/25/34 (d)		700,000	708,517
Series 2004-HE6 Class A2, 4.3975% 6/25/34 (d)		3,105,840	3,112,025
Series 2005-HE2:
Class M1, 4.4875% 3/25/35 (d)		1,830,000	1,832,091
Class M2, 4.5375% 3/25/35 (d)		460,000	461,245
Series 2005-HE3 Class A4, 4.2375% 4/25/35 (d)		3,200,000	3,200,494
See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Bayview Financial Acquisition Trust Series 2004-C
Class A1, 4.49% 5/28/44 (d)	$ 1,712,365	$1,715,776
Bayview Financial Asset Trust Series 2003-F Class A,
4.57% 9/28/43 (d)	1,519,282	1,522,524
Bayview Financial Mortgage Loan Trust Series 2004-A
Class A, 4.52% 2/28/44 (d)	1,048,706	1,051,760
Bear Stearns Asset Backed Securities I:
Series 2004-BO1:
Class M2, 4.7875% 9/25/34 (d)	794,000	800,754
Class M3, 5.0875% 9/25/34 (d)	540,000	544,541
Class M4, 5.2375% 9/25/34 (d)	460,000	466,331
Class M5, 5.4375% 9/25/34 (d)	435,000	442,267
Series 2004-HE8:
Class M1, 4.6875% 9/25/34 (d)	1,800,000	1,802,848
Class M2, 5.2375% 9/25/34 (d)	890,000	889,708
BMW Vehicle Owner Trust Series 2005-A Class B,
4.42% 4/25/11	1,035,000	1,023,284
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	359,589	355,602
Series 2005-1 Class B, 4.345% 6/15/10 (d)	1,240,000	1,246,993
Capital One Auto Finance Trust:
Series 2002-A Class A4, 4.79% 1/15/09	1,103,203	1,102,214
Series 2005-A Class A3, 4.28% 7/15/09	2,165,000	2,146,263
Series 2005 BSS:
Class B, 4.32% 5/15/10	1,430,000	1,404,949
Series D, 4.8% 9/15/12	1,220,000	1,188,997
Capital One Master Trust:
Series 1999-3 Class B, 4.45% 9/15/09 (d)	1,000,000	1,000,222
Series 2001-1 Class B, 4.48% 12/15/10 (d)	1,700,000	1,711,503
Series 2001-8A Class A, 4.6% 8/17/09	1,390,000	1,387,958
Capital One Multi-Asset Execution Trust Series 2003-B1
Class B1, 5.14% 2/17/09 (d)	5,715,000	5,736,803
Capital One Prime Auto Receivable Trust Series 2005-1
Class B, 4.58% 8/15/12	1,850,000	1,819,110
Capital Trust Ltd. Series 2004-1:
Class A2, 4.45% 7/20/39 (a)(d)	645,000	644,961
Class B, 4.75% 7/20/39 (a)(d)	340,000	339,978
Class C, 5.1% 7/20/39 (a)(d)	435,000	434,969
CDC Mortgage Capital Trust Series 2002-HE2 Class M1,
4.7375% 1/25/33 (d)	835,059	837,309
Chase Credit Card Master Trust Series 2003-6 Class B,
4.32% 2/15/11 (d)	2,150,000	2,165,990
Chase Credit Card Owner Trust Series 2004-1 Class B,
4.17% 5/15/09 (d)	875,000	874,940
See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Chase Issuance Trust Series 2004-C3 Class C3, 4.44%
6/15/12 (d)	$3,305,000	$3,320,436
Citibank Credit Card Issuance Trust:
Series 2002-C1 Class C1, 4.7369% 2/9/09 (d)	3,000,000	3,028,765
Series 2003-C1 Class C1, 5.2% 4/7/10 (d)	2,600,000	2,654,977
Citigroup Mortgage Loan Trust Series 2003-HE4
Class A, 4.4475% 12/25/33 (a)(d)	1,598,597	1,598,763
CNH Eqipment Trust Series 2005-B Class B, 4.57%
7/16/12	830,000	808,752
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class M2, 6.0375% 9/25/32 (d)	2,410,000	2,434,212
Series 2004-2:
Class 3A4, 4.2875% 7/25/34 (d)	958,781	959,394
Class M1, 4.5375% 5/25/34 (d)	1,075,000	1,076,801
Series 2004-3 Class 3A4, 4.2875% 8/25/34 (d)	1,589,028	1,590,233
Series 2004-4:
Class A, 4.4075% 8/25/34 (d)	412,953	413,324
Class M1, 4.5175% 7/25/34 (d)	775,000	777,270
Class M2, 4.5675% 6/25/34 (d)	920,000	920,934
Crown Castle Towers LLC/Crown Atlantic Holdings Sub
LLC/Crown Communication, Inc. Series 2005-1A
Class C, 5.074% 6/15/35 (a)	974,000	947,355
CS First Boston Mortgage Securities Corp.:
Series 2004-FRE1:
Class A2, 4.3875% 4/25/34 (d)	359,027	359,013
Class B1, 5.8375% 4/25/34 (d)	1,295,000	1,294,944
Class M3, 4.6875% 4/25/34 (d)	1,315,000	1,314,945
Series 2005-FIX1 Class A2, 4.31% 5/25/35	2,090,000	2,046,733
Discover Card Master Trust I Series 2003-4 Class B1,
4.3% 5/16/11 (d)	1,775,000	1,784,824
Diversified REIT Trust Series 2000-1A Class A2, 6.971%
3/8/10 (a)	1,500,000	1,563,835
Drive Auto Receivables Trust Series 2005-1 Class A3,
3.75% 4/15/09 (a)	1,035,000	1,019,237
Fannie Mae guaranteed REMIC pass thru certificates
Series 2004-T5:
Class AB1, 4.2875% 5/28/35 (d)	1,602,855	1,601,728
Class AB3, 4.4295% 5/28/35 (d)	1,066,799	1,067,170
Class AB8, 4.3875% 5/28/35 (d)	1,092,471	1,092,984
First USA Secured Note Trust Series 2001-3 Class C,
5.0469% 11/19/08 (a)(d)	2,645,000	2,663,598
Ford Credit Auto Owner Trust Series 2005-A:
Class A4, 3.72% 10/15/09	4,100,000	4,011,888
Class B, 3.88% 1/15/10	590,000	573,408

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Fremont Home Loan Trust:
Series 2004-1:
Class M1, 4.4875% 2/25/34 (d)	$150,000	$150,041
Class M2, 4.5375% 2/25/34 (d)	150,000	150,133
Series 2004-A Class M2, 5.1875% 1/25/34 (d)	1,100,000	1,113,854
Series 2004-C:
Class M1, 4.6875% 8/25/34 (d)	1,120,000	1,129,283
Class M3, 5.1875% 8/25/34 (d)	3,000,000	3,052,832
Series 2004 D:
Class M4, 4.9875% 11/25/34 (d)	295,000	296,460
Class M5, 5.0375% 11/25/34 (d)	245,000	246,196
Series 2005-A Class 2A2, 4.2775% 2/25/35 (d)	3,215,000	3,218,260
GE Business Loan Trust Series 2004-2 Class A, 0.8454%
12/15/08 (a)(f)	87,317,000	1,392,077
Greenpoint Credit LLC Series 2001-1 Class 1A, 4.34%
4/20/32 (d)	791,148	789,243
GSAMP Trust:
Series 2002-NC1 Class A2, 4.3575% 7/25/32 (d)	4,389	4,419
Series 2003-HE1 Class M2, 5.9% 6/20/33 (d)	1,810,000	1,842,070
Series 2003-HE2 Class M1, 4.6875% 8/25/33 (d)	650,000	652,882
Series 2005-MTR1 Class A1, 4.21% 10/25/35 (d)	3,395,000	3,395,000
Guggenheim Structured Real Estate Funding Ltd.
Series 2005-1 Class C, 5.1175% 5/25/30 (a)(d)	3,050,000	3,040,420
Harwood Street Funding I LLC Series 2004-1A
Class CTFS, 6% 9/20/09 (a)(d)	4,400,000	4,400,000
Home Equity Asset Trust:
Series 2002-2 Class A4, 4.3875% 6/25/32 (d)	5,664	5,668
Series 2002-5 Class A3, 4.5575% 5/25/33 (d)	87,274	87,367
Series 2003-3 Class A4, 4.4975% 2/25/33 (d)	493	495
Series 2003-5 Class A2, 4.3875% 12/25/33 (d)	590,870	592,892
Series 2003-7 Class A2, 4.4175% 3/25/34 (d)	924,818	926,707
Series 2003-8 Class M1, 4.7575% 4/25/34 (d)	845,000	850,689
Series 2004-1 Class M2, 5.2375% 6/25/34 (d)	655,000	660,414
Series 2004-2 Class A2, 4.3275% 7/25/34 (d)	549,477	549,465
Series 2004-3:
Class M1, 4.6075% 8/25/34 (d)	425,000	426,780
Class M2, 5.2375% 8/25/34 (d)	465,000	473,066
Series 2004-6 Class A2, 4.3875% 12/25/34 (d)	2,196,409	2,203,074
Household Automotive Trust Series 2004-1 Class A4,
3.93% 7/18/11	1,170,000	1,142,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Household Home Equity Loan Trust:
Series 2002-3 Class A, 4.45% 7/20/32 (d)	$349,963	$350,166
Series 2003-2 Class M, 4.58% 9/20/33 (d)	242,576	243,066
Household Mortgage Loan Trust:
Series 2003-HC2 Class M, 4.6% 6/20/33 (d)	395,264	395,664
Series 2004-HC1 Class A, 4.35% 2/20/34 (d)	877,912	880,132
Household Private Label Credit Card Master Note Trust I:
Series 2002-2 Class B, 4.52% 1/18/11 (d)	1,000,000	1,004,777
Series 2002-3 Class B, 5.22% 9/15/09 (d)	1,215,000	1,215,171
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.46% 1/20/35 (d)	550,470	550,546
Class M2, 4.49% 1/20/35 (d)	412,853	412,909
Hyundai Auto Receivables Trust Series 2005-A:
Class B, 4.2% 2/15/12	1,115,000	1,093,782
Class C, 4.22% 2/15/12	185,000	181,812
Marriott Vacation Club Owner Trust Series 2005-2 Class
A, 4.6% 10/20/27 (a)	1,525,000	1,528,950
MASTR Asset Backed Securities Trust Series 2004-FRE1
Class M1, 4.5875% 7/25/34 (d)	1,146,000	1,150,736
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 4.345% 10/15/08 (d)	1,350,000	1,351,263
Series 2001-B2 Class B2, 4.33% 1/15/09 (d)	4,750,000	4,757,167
Series 2002-B1 Class B1, 5.15% 7/15/09	1,025,000	1,028,293
Series 2002-B2 Class B2, 4.35% 10/15/09 (d)	3,600,000	3,613,838
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 4.48% 9/15/10 (d)	1,500,000	1,508,081
Series 1998-G Class B, 4.37% 2/17/09 (d)	1,550,000	1,552,190
Series 2000-L Class B, 4.47% 4/15/10 (d)	650,000	654,062
Meritage Mortgage Loan Trust Series 2004-1 Class M1,
4.5375% 7/25/34 (d)	425,000	424,983
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-OPT1 Class M1, 4.6875% 7/25/34 (d) .	1,145,000	1,151,766
Series 2004-CB6 Class A1, 4.3675% 7/25/35 (d)	1,069,159	1,072,306
Series 2004-FM1 Class M2, 5.1875% 1/25/35 (d)	300,000	305,669
Morgan Stanley ABS Capital I, Inc.:
Series 2003-NC5 Class M2, 6.0375% 4/25/33 (d)	575,000	579,965
Series 2004-HE6 Class A2, 4.3775% 8/25/34 (d)	1,856,901	1,862,628
Series 2004-NC6 Class A2, 4.3775% 7/25/34 (d)	551,620	552,816
Series 2004-NC7 Class A3, 4.3375% 7/25/34 (d)	4,983,144	4,986,720
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC1 Class M2, 5.1075% 10/25/31 (d) .	55,845	55,896
Series 2002-AM3 Class A3, 4.5275% 2/25/33 (d)	79,980	80,299
Series 2002-HE2 Class M1, 4.7375% 8/25/32 (d)	1,150,000	1,154,147

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Morgan Stanley Dean Witter Capital I Trust: – continued
Series 2002-NC1 Class M1, 4.8375% 2/25/32 (a)(d)	$616,912	$620,145
Series 2003-NC1 Class M1, 5.0875% 11/25/32 (d) .	500,739	503,727
Series 2003-NC2 Class M2, 6.0375% 2/25/33 (d)	615,000	622,334
National Collegiate Funding LLC Series 2004-GT1
Class IO1, 7.87% 6/25/10 (a)(d)(f)	1,725,000	556,789
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (f)	1,885,000	934,998
Series 2005-2 Class AIO, 7.73% 3/25/12 (f)	1,265,000	394,617
Series 2005-3W Class AIO1, 4.8% 7/25/12 (f)	4,090,000	830,270
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (f)	900,000	225,211
Navistar Financial Corp. Owner Trust Series 2005-A
Class A4, 4.43% 1/15/14	1,165,000	1,144,953
Nissan Auto Lease Trust Series 2005-A Class A3, 4.7%
10/15/08	3,120,000	3,116,288
Nissan Auto Receivables Owner Trust Series 2005-A
Class A4, 3.82% 7/15/10	1,210,000	1,182,112
Northstar Education Finance, Inc., Delaware
Series 2005-1 Class A5, 4.74% 10/1/45	1,695,000	1,695,000
Onyx Acceptance Owner Trust:
Series 2002-C Class A4, 4.07% 4/15/09	526,925	526,345
Series 2005-A Class A3, 3.69% 5/15/09	890,000	877,577
Ownit Mortgage Loan Asset-Backed Certificates
Series 2005-4 Class A2A1, 4.19% 9/25/36 (d)	2,985,000	2,985,000
Park Place Securities NIM Trust Series 2004-WHQN2
Class A, 4% 2/25/35 (a)	856,396	847,832
Park Place Securities, Inc.:
Series 2004 WWF1 Class M4, 5.1375% 1/25/35 (d)	1,905,000	1,940,631
Series 2004-WCW1:
Class M1, 4.6675% 9/25/34 (d)	640,000	645,385
Class M2, 4.7175% 9/25/34 (d)	380,000	382,276
Class M3, 5.2875% 9/25/34 (d)	730,000	737,692
Class M4, 5.4875% 9/25/34 (d)	1,000,000	1,011,296
Series 2004-WCW2 Class A2, 4.4175%
10/25/34 (d)	1,347,507	1,350,569
Series 2004-WHQ2 Class A3E, 4.4575%
2/25/35 (d)	1,440,596	1,444,004
Providian Gateway Master Trust Series 2002-B Class A,
4.67% 6/15/09 (a)(d)	1,400,000	1,401,164
Residential Asset Mortgage Products, Inc.:
Series 2003 RZ2 Class A1, 3.6% 4/25/33	541,844	527,518
Series 2004-RS10 Class MII2, 5.2875% 10/25/34 (d)	2,600,000	2,639,844
Series 2005-SP2 Class 1A1, 4.1875% 6/25/35 (d)	2,436,611	2,436,519

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-UP1 Class A, 3.45% 4/25/32 (a)	$555,930	$532,303
Saxon Asset Securities Trust Series 2004-2 Class MV1,
4.6175% 8/25/35 (d)	980,000	982,604
Securitized Asset Backed Receivables LLC Trust
Series 2004-NC1:
Class A2, 4.2875% 2/25/34 (d)	951,766	951,730
Class M1, 4.5575% 2/25/34 (d)	610,000	610,558
SLM Private Credit Student Loan Trust:
Series 2004 B Class A2, 4.07% 6/15/21 (d)	1,800,000	1,810,946
Series 2004 A:
Class B, 4.45% 6/15/33 (d)	400,000	406,024
Class C, 4.82% 6/15/33 (d)	1,020,000	1,040,850
Series 2004-B Class C, 4.74% 9/15/33 (d)	1,900,000	1,899,715
SLMA Student Loan Trust Series 2005-7 Class A3,
4.41% 7/25/25	2,500,000	2,478,350
Structured Asset Securities Corp. Series 2005-5N
Class 3A1A, 4.36% 11/25/35 (d)	3,045,000	3,045,000
Superior Wholesale Inventory Financing Trust VII
Series 2003-A8 Class CTFS, 4.42% 3/15/11 (a)(d)	2,520,000	2,518,031
Superior Wholesale Inventory Financing Trust XII
Series 2005-A12 Class C, 5.17% 6/15/10 (d)	1,405,000	1,407,435
Terwin Mortgage Trust Series 2003-4HE Class A1,
4.4675% 9/25/34 (d)	688,279	691,685
Triad Auto Receivables Owner Trust Series 2002-A
Class A4, 3.24% 8/12/09	1,131,541	1,121,339
Volkswagen Auto Lease Trust:
Series 2004-A Class A3, 2.84% 7/20/07	2,610,000	2,581,595
Series 2005-A Class A4, 3.94% 10/20/10	3,625,000	3,566,796
WFS Financial Owner Trust:
Series 2004-3:
Class A4, 3.93% 2/17/12	5,000,000	4,886,308
Class D, 4.07% 2/17/12	963,065	950,443
Series 2004-4 Class D, 3.58% 5/17/12	823,940	809,777
Series 2005-1:
Class A3, 3.59% 10/19/09	3,465,000	3,411,675
Class D, 4.09% 8/15/12	716,058	705,288
Series 2005-3 Class C, 4.54% 5/17/13	850,000	838,056

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Whinstone Capital Management Ltd. Series 1A Class B3,
5.25% 10/25/44 (a)(d)	$3,320,000	$ 3,320,000
World Omni Auto Receivables Trust Series 2005-A
Class A3, 3.54% 6/12/09	1,080,000	1,062,859
TOTAL ASSET BACKED SECURITIES
(Cost $276,625,802)		276,130,878

Collateralized Mortgage Obligations 11.1%

Private Sponsor 8.6%
Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 4.4375% 1/25/34 (d)	852,396	854,738
Series 2004-2 Class 7A3, 4.4375% 2/25/35 (d)	1,750,361	1,754,831
Series 2004-4 Class 5A2, 4.4375% 3/25/35 (d)	735,746	737,444
Bear Stearns Adjustable Rate Mortgage Trust Series
2005-6 Class 1A1, 5.1587% 8/25/35 (d)	3,491,025	3,487,143
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 4.3175% 1/25/35 (d)	999,741	1,001,928
Series 2005-2 Class 1A1, 4.2875% 3/25/35 (d)	2,639,336	2,640,985
Series 2005-5 Class 1A1, 4.2575% 7/25/35 (d)	1,660,336	1,660,336
Countrywide Home Loans, Inc. sequential pay:
Series 2002-25 Class 2A1, 5.5% 11/27/17	716,835	716,126
Series 2002-32 Class 2A3, 5% 1/25/18	101,123	100,932
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR4 Class 5A2, 4.4075% 5/25/34 (d) .	358,888	358,673
Series 2004-AR5 Class 11A2, 4.4075% 6/25/34 (d)	503,884	502,889
Series 2004-AR8 Class 8A2, 4.4175% 9/25/34 (d) .	784,785	786,402
Granite Master Issuer PLC floater:
Series 2005-2 Class C1, 4.6741% 12/20/54 (d)	1,800,000	1,799,438
Series 2005-4:
Class C1, 4.455% 12/20/54 (d)	1,350,000	1,348,945
Class M2, 4.305% 12/20/54 (d)	1,300,000	1,298,984
Granite Mortgages PLC floater:
Series 2004-1 Class 1C, 4.79% 3/20/44 (d)	875,000	877,734
Series 2004-2 Class 1C, 4.59% 6/20/44 (d)	569,807	570,697
Holmes Financing No. 8 PLC floater Series 2:
Class B, 4.32% 7/15/40 (d)	565,000	565,353
Class C, 4.87% 7/15/40 (d)	1,295,000	1,299,856
Homestar Mortgage Acceptance Corp. floater
Series 2004-5 Class A1, 4.4875% 10/25/34 (d)	1,960,198	1,966,487
Impac CMB Trust floater:
Series 2004-6 Class 1A2, 4.4275% 10/25/34 (d)	651,422	652,586

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
Private Sponsor continued
Impac CMB Trust floater: – continued
Series 2004-9:
Class M2, 4.6875% 1/25/35 (d)	$735,476	$738,067
Class M3, 4.0375% 1/25/35 (d)	545,204	546,269
Class M4, 5.0875% 1/25/35 (d)	278,091	278,752
Series 2005-1:
Class M1, 4.4975% 4/25/35 (d)	655,945	655,433
Class M2, 4.5375% 4/25/35 (d)	1,131,506	1,130,843
Class M3, 4.5675% 4/25/35 (d)	278,777	278,559
Lehman Structured Securities Corp. floater Series 2005-1
Class A2, 4.4275% 9/26/45 (a)(d)	1,891,158	1,891,158
Master Alternative Loan Trust Series 2004-3 Class 3A1,
6% 4/25/34	301,320	300,755
Master Seasoned Securitization Trust Series 2004-1
Class 1A1, 6.2403% 8/25/17 (d)	1,357,201	1,377,684
MASTR Adjustable Rate Mortgages Trust floater
Series 2005-1 Class 1A1, 4.3075% 3/25/35 (d)	2,261,915	2,264,518
Merrill Lynch Mortgage Investors, Inc.:
floater:
Series 2003-A Class 2A1, 4.4275% 3/25/28 (d)	1,690,967	1,699,483
Series 2003-F Class A2, 4.7106% 10/25/28 (d)	2,396,270	2,396,535
Series 2004-B Class A2, 3.79% 6/25/29 (d)	3,044,125	3,038,531
Series 2004-C Class A2, 3.95% 7/25/29 (d)	2,187,353	2,181,555
Series 2004-D Class A2, 4.4131% 9/25/29 (d)	1,857,402	1,857,842
Series 2003-E Class XA1, 1% 10/25/28 (d)(f)	8,660,963	96,684
Series 2003-G Class XA1, 1% 1/25/29 (f)	7,570,259	87,283
Series 2003-H Class XA1, 1% 1/25/29 (a)(f)	6,607,740	78,317
Mortgage Asset Backed Securities Trust floater
Series 2002 NC1 Class M1, 4.8875% 10/25/32 (d)	792,896	795,491
MortgageIT Trust floater Series 2004-2:
Class A1, 4.4075% 12/25/34 (d)	1,106,115	1,109,335
Class A2, 4.4875% 12/25/34 (d)	1,495,304	1,507,023
Opteum Mortgage Acceptance Corp. floater
Series 2005-3 Class APT, 4.3275% 7/25/35 (d)	2,826,710	2,828,366
Permanent Financing No. 3 PLC floater Series 2 Class C,
4.8838% 6/10/42 (d)	605,000	611,050
Permanent Financing No. 4 PLC floater Series 2:
Class C, 4.5538% 6/10/42 (d)	1,495,000	1,502,304
Class M, 4.1638% 6/10/42 (d)	345,000	344,791
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.4838% 6/10/42 (d)	915,000	920,533
Series 3 Class C, 4.6538% 6/10/42 (d)	1,935,000	1,954,350

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
Private Sponsor continued
Residential Asset Mortgage Products, Inc.:
sequential pay Series 2003-SL1 Class A31, 7.125%
4/25/31	$ 943,851	$954,879
Series 2005-AR5 Class 1A1, 4.903% 9/19/35 (d)	964,653	959,131
Sequoia Mortgage Funding Trust Series 2003-A
Class AX1, 0.8% 10/21/08 (a)(f)	26,873,840	181,710
Sequoia Mortgage Trust:
floater:
Series 2003-5 Class A2, 4.37% 9/20/33 (d)	698,993	698,429
Series 2003-6 Class A2, 4.69% 11/20/33 (d)	1,501,752	1,501,389
Series 2003-7 Class A2, 3.835% 1/20/34 (d)	1,790,771	1,790,341
Series 2004-2 Class A, 4.31% 3/20/34 (d)	761,614	761,856
Series 2004-3 Class A, 4.61% 5/20/34 (d)	1,783,481	1,777,057
Series 2004-4 Class A, 4.62% 5/20/34 (d)	1,476,451	1,475,637
Series 2004-5 Class A3, 3.77% 6/20/34 (d)	1,465,803	1,465,116
Series 2004-6 Class A3A, 4.6575% 6/20/35 (d)	1,199,142	1,198,392
Series 2004-7 Class A3A, 4.365% 8/20/34 (d)	1,405,021	1,403,094
Series 2004-8 Class A2, 4.41% 9/20/34 (d)	1,863,591	1,863,461
Series 2005-1 Class A2, 4.1% 2/20/35 (d)	1,418,094	1,405,167
Series 2003-7 Class X1, 0.7705% 1/20/34 (d)(f)	71,937,885	449,612
Series 2003-8 Class X1, 0.6655% 1/20/34 (d)(f)	39,257,428	343,334
Series 2004-1 Class X1, 0.8% 2/20/34 (f)	9,200,128	67,363
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2005-10 Class A1, 4.2375% 6/25/35 (d)	1,562,220	1,562,220
Structured Asset Securities Corp. floater Series
2004-NP1 Class A, 4.4375% 9/25/33 (a)(d)	458,643	458,899
WAMU Mortgage pass thru certificates floater:
Series 2005-AR11 Class A1C1, 4.2375%
8/25/45 (d)	2,727,904	2,724,602
Series 2005-AR13 Class A1C1, 4.2275%
10/25/45 (d)	2,075,000	2,075,000
Washington Mutual Mortgage Securities Corp.
sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	255,251	261,887
Series 2004-RA2 Class 2A, 7% 7/25/33	425,831	433,067
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-14 Class 1A1, 4.75% 12/25/18	1,805,090	1,752,065
Series 2004-M Class A3, 4.6924% 8/25/34 (d)	4,265,866	4,241,323
Series 2005-AR2 Class 2A2, 4.57% 3/25/35	5,424,431	5,321,385

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
Private Sponsor continued
Wells Fargo Mortgage Backed Securities Trust: -
continued
Series 2005-AR4 Class 2A2, 4.5373% 4/25/35 (d) .	$ 9,036,471	$ 8,849,067
Series 2005-AR9 Class 2A1, 4.362% 5/25/35 (d)	8,695,707	8,571,957

TOTAL PRIVATE SPONSOR		112,001,458
U.S. Government Agency 2.5%
Fannie Mae planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	1,443,190	1,472,833
Series 1994-30 Class JA, 5% 7/25/23	855,479	854,147
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2003-16 Class PA, 4.5% 11/25/09	27,142	27,072
Series 2003-19 Class MJ, 4.25% 5/25/30	1,469,636	1,427,851
sequential pay Series 2001-40 Class Z, 6% 8/25/31 .	1,560,467	1,588,805
Series 2004-31 Class IA, 4.5% 6/25/10 (f)	1,139,605	34,870
Freddie Mac sequential pay Series 2114 Class ZM, 6%
1/15/29	767,210	778,357
Freddie Mac Multi-class participation certificates
guaranteed:
planned amortization class:
Seires 2625 Class QX, 2.25% 3/15/22	386,253	375,810
Series 2420 Class BE, 6.5% 12/15/30	98,140	98,013
Series 2443 Class TD, 6.5% 10/15/30	273,847	274,295
Series 2489 Class PD, 6% 2/15/31	885,632	892,104
Series 2496 Class OC, 5.5% 9/15/14	1,915,366	1,917,274
Series 2535 Class PC, 6% 9/15/32	1,975,000	2,011,590
Series 2640 Class QG, 2% 4/15/22	499,285	483,821
Series 2660 Class ML, 3.5% 7/15/22	12,165,000	11,911,373
Series 2810 Class PD, 6% 6/15/33	1,490,000	1,514,520
sequential pay:
Series 2388 Class ZA, 6% 12/15/31	2,081,790	2,123,063
Series 2523 Class JB, 5% 6/15/15	1,610,913	1,613,894
Series 2609 Class UJ, 6% 2/15/17	1,888,309	1,939,786
Series 1803 Class A, 6% 12/15/08	335,629	339,988

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount	(Note 1)
U.S. Government Agency continued
Ginnie Mae guaranteed REMIC pass thru securities
planned amortization class:
Series 2001-53 Class TA, 6% 12/20/30		$56,999	$56,905
Series 2002-5 Class PD, 6.5% 5/16/31		685,832	695,667

TOTAL U.S. GOVERNMENT AGENCY			32,432,038

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $145,520,069)			144,433,496

Commercial Mortgage Securities 9.7%

280 Park Avenue Trust floater Series 2001-280
Class X1, 1.0109% 2/3/11 (a)(d)(f)		15,297,275	628,678
Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1%
8/13/29		72,332	73,792
Series 1997-D5 Class PS1, 1.6354% 2/14/43 (d)(f)	.	10,391,442	495,105
Banc of America Commercial Mortgage, Inc.:
sequential pay Series 2005-1 Class A2, 4.64%
11/10/42		2,930,000	2,911,855
Series 2002-2 Class XP, 2.0162% 7/11/43 (a)(d)(f)		7,279,323	433,632
Series 2003-2 Class XP, 0.5168% 3/11/41 (a)(d)(f)		31,441,016	319,843
Series 2004-6 Class XP, 0.8051% 12/10/42 (d)(f)		14,460,334	342,584
Series 2005-4 Class XP, 0.2088% 7/10/45 (d)(f)		17,665,000	206,560
Banc of America Large Loan, Inc. floater Series
2003 BBA2:
Class A3, 4.29% 11/15/15 (a)(d)		1,145,000	1,145,919
Class C, 4.44% 11/15/15 (a)(d)		235,000	235,720
Class D, 4.52% 11/15/15 (a)(d)		365,000	366,853
Class F, 4.87% 11/15/15 (a)(d)		260,000	261,619
Class H, 5.37% 11/15/15 (a)(d)		235,000	236,242
Class J, 5.92% 11/15/15 (a)(d)		245,000	247,806
Class K, 6.57% 11/15/15 (a)(d)		220,000	219,584
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class A, 4.6175% 12/25/33 (a)(d)	.	2,932,463	2,968,309
Series 2004-1:
Class A, 4.3975% 4/25/34 (a)(d)		1,268,508	1,269,104
Class B, 5.9375% 4/25/34 (a)(d)		158,564	160,378
Class M1, 4.5975% 4/25/34 (a)(d)		79,282	79,629
Class M2, 5.2375% 4/25/34 (a)(d)		79,282	80,211

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Bayview Commercial Asset Trust: – continued
floater:
Series 2004-2:
Class A, 4.4675% 8/25/34 (a)(d)	$1,319,247	$1,322,137
Class M1, 4.6175% 8/25/34 (a)(d)	425,425	427,087
Series 2004-3:
Class A1, 4.4075% 1/25/35 (a)(d)	1,487,289	1,488,910
Class A2, 4.4575% 1/25/35 (a)(d)	232,389	232,462
Series 2004-1 Class IO, 1.25% 4/25/34 (a)(f)	13,710,066	778,802
Bear Stearns Commercial Mortgage Securities, Inc.:
floater Series 2004-BBA3 Class E, 4.67%
6/15/17 (a)(d)	2,265,000	2,273,979
sequential pay Series 2004-ESA Class A3, 4.741%
5/14/16 (a)	625,000	618,428
Series 2002-TOP8 Class X2, 2.3241%
8/15/38 (a)(d)(f)	7,763,326	613,672
Series 2003-PWR2 Class X2, 0.7879%
5/11/39 (a)(d)(f)	20,445,140	476,241
Series 2003-T12 Class X2, 0.8532% 8/13/39 (a)(d)(f)	20,962,771	483,131
Series 2004-PWR6 Class X2, 0.9053%
11/11/41 (a)(d)(f)	8,605,000	270,539
Series 2005-PWR9 Class X2, 0.4057% 9/15/42 (a)(f)	51,415,000	1,127,670
CDC Commercial Mortgage Trust Series 2002-FX1
Class XCL, 0.7836% 5/15/35 (a)(d)(f)	43,767,086	2,480,114
Chase Commercial Mortgage Securities Corp.:
floater Series 2000-FL1A Class B, 4.39%
12/12/13 (a)(d)	15,553	15,242
sequential pay:
Series 1999-2 Class A1, 7.032% 1/15/32	448,005	458,339
Series 2000-3 Class A1, 7.093% 10/15/32	734,784	760,934
Citigroup Commercial Mortgage Trust:
sequential pay Series 2005-EMG Class A2, 4.2211%
9/20/51 (a)	985,000	947,741
Series 2004-C2 Class XP, 1.1843% 10/15/41 (a)(d)(f)	9,958,519	420,465
COMM:
floater:
Series 2002-FL6 Class G, 5.87% 6/14/14 (a)(d)	800,000	799,851
Series 2002-FL7:
Class D, 4.54% 11/15/14 (a)(d)	520,000	521,909
Class H, 6.22% 11/15/14 (a)(d)	1,232,000	1,238,397
Series 2004-LBN2 Class X2, 1.2401%
3/10/39 (a)(d)(f)	3,355,192	118,699

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Commercial Mortgage Acceptance Corp.
Series 1998-C2 Class B, 6.2823% 9/15/30 (d)	$3,420,000	$3,525,778
Commercial Mortgage Asset Trust sequential pay
Series 1999-C1 Class A3, 6.64% 1/17/32	675,000	707,032
Commercial Mortgage pass thru certificates:
floater:
Series 2004-CNL:
Class G, 4.95% 9/15/14 (a)(d)	310,000	310,114
Class H, 5.05% 9/15/14 (a)(d)	330,000	330,122
Class J, 5.57% 9/15/14 (a)(d)	115,000	115,290
Class K, 5.97% 9/15/14 (a)(d)	180,000	180,298
Class L, 6.17% 9/15/14 (a)(d)	145,000	144,953
Series 2004-HTL1:
Class B, 4.42% 7/15/16 (a)(d)	91,825	91,877
Class D, 4.52% 7/15/16 (a)(d)	213,095	213,127
Class E, 4.72% 7/15/16 (a)(d)	150,589	150,637
Class F, 4.77% 7/15/16 (a)(d)	161,628	161,710
Class H, 5.27% 7/15/16 (a)(d)	462,673	462,809
Class J, 5.42% 7/15/16 (a)(d)	179,830	179,883
Class K, 6.32% 7/15/16 (a)(d)	201,884	201,828
Series 2004-CNL Class X1, 1.9861%
9/15/14 (a)(d)(f)	23,140,000	212,650
Series 2005-LP5 Class XP, 0.5663% 5/10/43 (d)(f)	18,895,000	320,546
CS First Boston Mortgage Securities Corp.:
floater:
Series 2003-TF2A:
Class H, 5.87% 11/15/14 (a)(d)	235,000	234,468
Class K, 7.07% 11/15/14 (a)(d)	350,000	348,268
Series 2004-HC1:
Class A2, 4.47% 12/15/21 (a)(d)	350,000	349,999
Class B, 4.72% 12/15/21 (a)(d)	915,000	914,996
Series 2005-TFLA:
Class C, 4.21% 2/15/20 (a)(d)	1,210,000	1,209,995
Class E, 4.3% 2/15/20 (a)(d)	440,000	439,998
Class F, 4.35% 2/15/20 (a)(d)	375,000	374,999
Class G, 4.49% 2/15/20 (a)(d)	110,000	110,000
Class H, 4.72% 2/15/20 (a)(d)	155,000	154,999
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	53,125	53,204
Series 1999-C1 Class A2, 7.29% 9/15/41	3,000,000	3,199,190
Series 2001-CK3 Class A2, 6.04% 6/15/34	957,738	959,541
Series 2001-CK6 Class AX, 0.645% 9/15/18 (f)	19,147,431	627,130
Series 2003-C3 Class ASP, 1.997% 5/15/38 (a)(d)(f)	23,826,557	1,374,840

See accompanying notes which are an integral part of the financial statements.

Annual Report

36

Commercial Mortgage Securities continued
		Principal	Value
		Amount	(Note 1)
CS First Boston Mortgage Securities Corp.: – continued
Series 2003-C4 Class ASP, 0.6846%
8/15/36 (a)(d)(f)		$16,647,057	$274,728
Series 2004-C1 Class ASP, 1.1068%
1/15/37 (a)(d)(f)		16,474,773	555,778
Series 2005-C1 Class ASP, 0.5842%
2/15/38 (a)(d)(f)		20,300,000	364,694
Series 2005-C2 Class ASP, 0.7723%
4/15/37 (a)(d)(f)		16,211,000	464,332
Deutsche Mortgage & Asset Receiving Corp. sequential
pay Series 1998-C1 Class D, 7.231% 6/15/31		975,000	1,023,075
DLJ Commercial Mortgage Corp. sequential pay
Series 2000-CF1:
Class A1A, 7.45% 6/10/33		646,950	651,130
Class A1B, 7.62% 6/10/33		1,770,000	1,937,262
EQI Financing Partnership I LP Series 1997-1 Class B,
7.37% 12/20/15 (a)		375,604	383,009
Equitable Life Assurance Society of the United States:
sequential pay Series 174 Class A1, 7.24%
5/15/06 (a)		1,000,000	1,012,299
Series 174 Class B1, 7.33% 5/15/06 (a)		500,000	506,125
First Union-Lehman Brothers Commercial Mortgage Trust
sequential pay Series 1997-C2 Class A3, 6.65%
11/18/29		2,214,689	2,271,854
GE Capital Commercial Mortgage Corp. Series 2001-1
Class X1, 0.7489% 5/15/33 (a)(d)(f)		11,424,481	404,600
GE Capital Mall Finance Corp. Series 1998-1A
Class B2, 7.25% 9/13/28 (a)(d)		1,490,000	1,557,605
GE Commercial Mortgage Corp. sequential pay
Series 2004-C3 Class A2, 4.433% 7/10/39		4,015,000	3,937,099
GGP Mall Properties Trust:
floater Series 2001-C1A Class A3, 4.67%
2/15/14 (a)(d)		424,702	425,315
sequential pay Series 2001-C1A Class A2, 5.007%
11/15/11 (a)		1,266,289	1,268,898
GMAC Commercial Mortgage Securities, Inc.:
sequential pay:
Series 1997-C2 Class A3, 6.566% 4/15/29		961,653	986,911
Series 2005-C1 Class A2, 4.471% 5/10/43 (d)		1,515,000	1,477,300
Series 2003-C3 Class X2, 0.925% 12/10/38 (a)(d)(f)		20,202,614	523,347
Series 2004-C3 Class X2, 0.9004% 12/10/41 (d)(f)	.	13,590,000	375,935
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (a)	.	1,150,000	1,131,888
Series 2003-C1 Class XP, 2.2975% 7/5/35 (a)(d)(f)		12,056,266	804,494

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Greenwich Capital Commercial Funding Corp.: -
continued
Series 2003-C2 Class XP, 1.2721% 1/5/36 (a)(d)(f)	$23,799,950	$842,109
Series 2005-GG3 Class XP, 0.9818%
8/10/42 (a)(d)(f)	58,435,000	1,999,354
GS Mortgage Securities Corp. II sequential pay
Series 2003-C1 Class A2A, 3.59% 1/10/40	1,705,000	1,662,430
Hilton Hotel Pool Trust:
sequential pay Series 2000-HLTA Class A1, 7.055%
10/3/15 (a)	620,959	653,950
Series 2000-HLTA Class D, 7.555% 10/3/15 (a)	1,275,000	1,364,966
Host Marriott Pool Trust sequential pay Series
1999-HMTA:
Class A, 6.98% 8/3/15 (a)	472,912	490,583
Class B, 7.3% 8/3/15 (a)	505,000	541,812
Class D, 7.97% 8/3/15 (a)	425,000	455,132
J.P. Morgan Chase Commercial Mortgage Securities
Corp.:
sequential pay Series 2001-C1 Class A2, 5.464%
10/12/35	3,425,000	3,448,391
Series 2002-C3 Class X2, 1.2844% 7/12/35 (a)(d)(f)	6,600,777	233,384
Series 2003-CB7 Class X2, 0.9721%
1/12/38 (a)(d)(f)	4,639,376	130,921
Series 2003-LN1 Class X2, 0.8784%
10/15/37 (a)(d)(f)	26,278,568	668,666
Series 2004-C1 Class X2, 1.2499% 1/15/38 (a)(d)(f)	4,253,093	160,644
Series 2004-CB8 Class X2, 1.3294%
1/12/39 (a)(d)(f)	5,202,200	222,891
LB Commercial Conduit Mortgage Trust sequential pay:
Series 1998-C4 Class A1B, 6.21% 10/15/35	2,730,000	2,811,223
Series 1999-C1 Class A2, 6.78% 6/15/31	2,650,000	2,786,941
LB UBS Westfield Trust Series 2001-WM Class X,
0.7812% 7/14/16 (a)(d)(f)	12,359,260	352,007
LB-UBS Commercial Mortgage Trust:
sequential pay Series 2003-C3 Class A2, 3.086%
5/15/27	1,465,000	1,403,311
Series 2002-C4 Class XCP, 1.6944%
10/15/35 (a)(d)(f)	12,294,694	566,005
Series 2002-C7 Class XCP, 1.1897% 1/15/36 (a)(f) .	13,827,213	371,062
Series 2003-C1 Class XCP, 1.5605%
12/15/36 (a)(d)(f)	7,017,081	281,199
Series 2004-C2 Class XCP, 1.4108% 3/1/36 (a)(f)	11,355,047	468,263
Series 2004-C6 Class XCP, 0.905% 8/15/36 (a)(d)(f)	15,813,751	439,399
Series 2005-C7 Class XCP, 0.3803% 10/17/12 (d)(f)	82,165,000	988,880

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Lehman Brothers Floating Rate Commercial Mortgage
Trust floater Series 2003-LLFA:
Class A2, 4.3356% 12/16/14 (a)(d)	$970,000	$970,333
Class E, 4.8456% 12/16/14 (a)(d)	2,080,000	2,086,482
Class J, 5.9956% 12/16/14 (a)(d)	1,420,000	1,414,726
Class K1, 6.4956% 12/16/14 (a)(d)	730,000	726,920
Merrill Lynch Mortgage Trust:
Series 2002-MW1 Class XP, 1.7915%
7/12/34 (a)(d)(f)	5,473,083	248,791
Series 2005-MCP1 Class XP, 0.7682% 6/12/43 (d)(f)	15,752,000	492,174
Series 2005-MKB2 Class XP, 0.4703% 9/12/42 (d)(f)	7,803,441	111,684
Morgan Stanley Capital I, Inc.:
sequential pay:
Series 1999-CAM1 Class A2, 6.76% 3/15/32	49,035	49,889
Series 1999-LIFE Class A1, 6.97% 4/15/33	447,774	459,654
Series 2003-IQ5 Class A2, 4.09% 4/15/38	1,085,000	1,054,530
Series 1997-RR:
Class B, 7.2443% 4/30/39 (a)(d)	77,345	77,701
Class C, 7.3743% 4/30/39 (a)(d)	1,275,066	1,293,825
Series 1999-1NYP Class F, 7.4888% 5/3/30 (a)(d)	1,690,000	1,698,535
Series 2003-IQ5 Class X2, 1.2289%
4/15/38 (a)(d)(f)	9,284,253	340,141
Series 2003-IQ6 Class X2, 0.7562%
12/15/41 (a)(d)(f)	16,995,000	437,502
Series 2005-HQ5 Class X2, 0.543% 1/14/42 (d)(f)	17,785,000	270,942
Series 2005-IQ9 Class X2, 1.2032%
7/15/56 (a)(d)(f)	15,190,000	722,119
Series 2005-TOP17 Class X2, 0.8074%
12/13/41 (d)(f)	11,610,000	361,948
Morgan Stanley Dean Witter Capital I Trust:
floater Series 2002-XLF:
Class D, 4.78% 8/5/14 (a)(d)	621,805	625,116
Class F, 6.03% 8/5/14 (a)(d)	1,171,521	1,171,519
Series 2003-HQ2 Class X2, 1.5866%
3/12/35 (a)(d)(f)	12,600,323	687,023
Series 2003-TOP9 Class X2, 1.6727%
11/13/36 (a)(d)(f)	8,393,006	450,002
Mortgage Capital Funding, Inc. sequential pay
Series 1998-MC2 Class A2, 6.423% 6/18/30	1,176,798	1,209,633
Nationslink Funding Corp.:
sequential pay Series 1999-2 Class A1C, 7.03%
6/20/31	275,825	279,702
Series 1999-1 Class C, 6.571% 1/20/31	1,080,000	1,125,470

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Salomon Brothers Mortgage Securities VII, Inc. floater
Series 2001-CDCA Class C, 4.77% 2/15/13 (a)(d)	$ 612,315	$ 610,987
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A
Class A, 4.5175% 3/24/18 (a)(d)	1,420,141	1,420,141
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (a)	1,050,000	1,068,469
Class E3, 7.253% 3/15/13 (a)	1,555,000	1,595,586
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2004-WHL3:
Class A2, 4.15% 3/15/14 (a)(d)	735,000	735,115
Class E, 4.47% 3/15/14 (a)(d)	460,000	460,255
Class F, 4.52% 3/15/14 (a)(d)	365,000	365,195
Class G, 4.75% 3/15/14 (a)(d)	185,000	185,128
Series 2005-WL5A:
Class KHP1, 4.32% 1/15/18 (a)(d)	375,000	374,961
Class KHP2, 4.52% 1/15/18 (a)(d)	375,000	375,614
Class KHP3, 4.82% 1/15/18 (a)(d)	440,000	440,461
Class KHP4, 4.92% 1/15/18 (a)(d)	345,000	345,493
Class KHP5, 5.12% 1/15/18 (a)(d)	400,000	398,129
Series 2005-WL6A:
Class A2, 3.92% 10/15/17 (a)(d)	1,460,000	1,459,943
Class B, 3.97% 10/15/17 (a)(d)	290,000	289,989
Class D, 4.03% 10/15/17 (a)(d)	585,000	584,977
sequential pay Series 2003-C7 Class A1, 4.241%
10/15/35 (a)	2,458,259	2,388,949
Series 2003-C8 Class XP, 0.8195% 11/15/35 (a)(d)(f)	12,646,545	234,409
Series 2003-C9 Class XP, 0.8114% 12/15/35 (a)(d)(f)	8,537,378	178,956
Series 2004-WHL3X Class 1A, 1.2412%
3/15/14 (a)(d)(f)	33,034,306	73,382
Series 2005-C18 Class XP, 0.533% 4/15/42 (d)(f)	23,520,000	431,950
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $128,330,406)		126,284,104

Foreign Government and Government Agency Obligations 0.3%

Chilean Republic 5.625% 7/23/07	740,000	749,324
United Mexican States 4.625% 10/8/08	3,190,000	3,151,720
TOTAL FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,904,708)		3,901,044

See accompanying notes which are an integral part of the financial statements.

Annual Report 40

Fixed Income Funds 5.9%
	Shares	Value
		(Note 1)
Fidelity Ultra-Short Central Fund (e)
(Cost $77,024,519)	776,767	$ 77,249,478

Preferred Securities 0.3%
	Principal
	Amount

FINANCIALS – 0.3%
Commercial Banks – 0.3%
Abbey National PLC 7.35% (d)	$1,930,000	1,979,170
National Westminster Bank PLC 7.75% (d)	1,430,000	1,505,110
		3,484,280

TOTAL PREFERRED SECURITIES
(Cost $3,595,390)		3,484,280

Cash Equivalents 2.3%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading account
at 4.03%, dated 10/31/05 due 11/1/05)
(Cost $29,459,000)	$29,462,299	29,459,000
TOTAL INVESTMENT PORTFOLIO 99.9%
(Cost $1,311,190,475)		1,298,013,099

NET OTHER ASSETS – 0.1%		1,598,041
NET ASSETS 100%	$ 1,299,611,140

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Investments continued

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value	(Depreciation)
Purchased
Eurodollar Contracts
153 Eurodollar 90 Day Index Contracts	Dec. 2005	$151,286,400	$(264,830)
153 Eurodollar 90 Day Index Contracts	March 2006	151,188,863	(288,893)
153 Eurodollar 90 Day Index Contracts	June 2006	151,154,438	(201,566)
153 Eurodollar 90 Day Index Contracts	Sept. 2006	151,146,787	(200,388)
153 Eurodollar 90 Day Index Contracts	Dec. 2006	151,148,700	(124,177)
109 Eurodollar 90 Day Index Contracts	March 2007	107,687,912	(45,824)
85 Eurodollar 90 Day Index Contracts	June 2007	83,974,687	(63,102)
TOTAL EURODOLLAR CONTRACTS			(1,188,780)
Sold
Eurodollar Contracts
44 Eurodollar 90 Day Index Contracts	Sept. 2007	43,467,050	59,224
84 Eurodollar 90 Day Index Contracts	Dec. 2007	82,976,250	94,939
83 Eurodollar 90 Day Index Contracts	March 2008	81,985,325	79,318
63 Eurodollar 90 Day Index Contracts	June 2008	62,225,888	51,786
46 Eurodollar 90 Day Index Contracts	Sept. 2008	45,431,900	30,016
35 Eurodollar 90 Day Index Contracts	Dec. 2008	34,564,688	18,223
24 Eurodollar 90 Day Index Contracts	March 2009	23,700,600	9,979
TOTAL EURODOLLAR CONTRACTS			343,485
			$(845,295)

See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Swap Agreements

	Expiration	Notional	Value
	Date	Amount

Credit Default Swap
Receive quarterly notional amount
multiplied by .39% and pay JPMorgan
Chase, Inc. upon default event of
Fannie Mae, par value of the notional
amount of Fannie Mae 4.625%
5/1/13	June 2010	$1,200,000	$8,399
Receive quarterly notional amount
multiplied by .41% and pay Merrill
Lynch, Inc. upon default event of
Talisman Energy, Inc., par value of the
notional amount of Talisman Energy,
Inc. 7.25% 10/15/27	March 2009	1,000,000	5,244
Receive quarterly notional amount
multiplied by .47% and pay JPMorgan
Chase, Inc. upon default event of
Fannie Mae, par value of the notional
amount of Fannie Mae 4.625%
5/1/13	June 2010	2,100,000	21,907
Receive quarterly notional amount
multiplied by .48% and pay Goldman
Sachs upon default event of TXU
Energy Co. LLC, par value of the
notional amount of TXU Energy Co. LLC
7% 3/15/13	Sept. 2008	2,675,000	(19,110)
Receive quarterly notional amount
multiplied by .48% and pay JPMorgan
Chase, Inc. upon default event of
Fannie Mae, par value of the notional
amount of Fannie Mae 4.625%
5/1/13	June 2010	2,100,000	22,808
Receive quarterly notional amount
multiplied by .52% and pay JPMorgan
Chase, Inc. upon default event of
Fannie Mae, par value of the notional
amount of Fannie Mae 4.625%
5/1/13	June 2010	1,100,000	13,835
Receive quarterly notional amount
multiplied by .53% and pay Golman
Sachs upon default event of News
America, Inc., par value of the notional
amount of News America, Inc. 7.25%
5/18/18	Sept. 2010	4,550,000	5,389

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Investments continued

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Receive quarterly notional amount
multiplied by .75% and pay Lehman
Brothers, Inc. upon default event of
AOL Time Warner, Inc., par value of
the notional amount of AOL Time
Warner, Inc. 6.875% 5/1/12	Sept. 2009	$ 4,500,000	$49,870
Receive quarterly notional amount
multiplied by .78% and pay Goldman
Sachs upon default event of TXU
Energy, par value of the notional
amount of TXU Energy Co. LLC 7%
3/15/13	Dec. 2008	2,600,000	(2,650)

TOTAL CREDIT DEFAULT SWAP		21,825,000	105,692
Total Return Swap
Receive monthly notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
CMBS U.S. Aggregate Index adjusted
by a modified duration factor plus 8
basis points and pay monthly notional
amount multiplied by the nominal
spread depreciation of the Lehman
Brothers CMBS U.S. Aggregate Index
adjusted by a modified duration factor
with Deutsche Bank	Jan. 2006	10,000,000	10,209
Receive monthly notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
CMBS U.S. Aggregate Index adjusted
by a modified duration factor plus 25
basis points and pay monthly notional
amount multiplied by the nominal
spread depreciation of the Lehman
Brothers CMBS U.S. Aggregate Index
adjusted by a modified duration factor
with Lehman Brothers, Inc.	Dec. 2005	3,420,000	3,943
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Home
Equity Index and pay monthly a
floating rate based on 1-month LIBOR
with Lehman Brothers, Inc.	May 2006	6,400,000	0
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Index and
pay monthly a floating rate based on
the 1-month LIBOR minus 11.1 basis
points with Lehman Brothers, Inc.	Nov. 2005	4,100,000	2,114

See accompanying notes which are an integral part of the financial statements.

Annual Report	44

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index
and pay monthly a floating rate based
on 1-month LIBOR minus 15 basis
points with Citibank	April 2006	$14,170,000	$(155,358)
Receive monthly a return equal to Lehman
Brothers Commercial Mortgage Backed
Securities AAA Daily Index and pay
monthly a floating rate based on
1-month LIBOR minus 10 basis points
with Bank of America	Dec. 2005	7,000,000	(77,873)
Receive monthly a return equal to Lehman
Brothers Commercial Mortgage Backed
Securities AAA Daily Index and pay
monthly a floating rate based on
1-month LIBOR minus 25 basis points
with Bank of America	Dec. 2005	6,645,000	(73,065)

TOTAL TOTAL RETURN SWAP		51,735,000	(290,030)

		$73,560,000	$(184,338)

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $133,434,519
or 10.3% of net assets.

(b) Security or a portion of the security
purchased on a delayed delivery or
when-issued basis.

(c) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $1,975,234.

(d) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(e) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. A
complete unaudited listing of the
fixed income central fund’s holdings is
provided at the end of this report.

(f) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $11,569,000 of which $1,754,000, $3,744,000 and $6,071,000 will expire on October 31, 2007, 2008 and 2013, respectively.

See accompanying notes which are an integral part of the financial statements.

45 Annual Report

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (including repurchase
agreements of $29,459,000) (cost $1,311,190,475)
— See accompanying schedule		$1,298,013,099
Cash		431
Receivable for investments sold		276,712
Receivable for fund shares sold		3,156,728
Interest receivable		10,908,315
Total assets		1,312,355,285

Liabilities
Payable for investments purchased
Regular delivery	$5,862,783
Delayed delivery	1,151,620
Payable for fund shares redeemed	3,829,061
Distributions payable	521,736
Swap agreements, at value	184,338
Accrued management fee	372,052
Distribution fees payable	307,731
Payable for daily variation on futures contracts	15,750
Other affiliated payables	277,731
Other payables and accrued expenses	221,343
Total liabilities		12,744,145

Net Assets		$ 1,299,611,140
Net Assets consist of:
Paid in capital		$1,321,962,126
Undistributed net investment income		3,415,768
Accumulated undistributed net realized gain (loss) on
investments		(11,559,745)
Net unrealized appreciation (depreciation) on
investments		(14,207,009)
Net Assets		$ 1,299,611,140

See accompanying notes which are an integral part of the financial statements.

Annual Report

46

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($369,511,595 ÷ 39,341,934 shares)	$9.39

Maximum offering price per share (100/98.50 of $9.39)	$9.53
Class T:
Net Asset Value and redemption price per share
($544,661,878 ÷ 57,951,241 shares)	$9.40

Maximum offering price per share (100/98.50 of $9.40)	$9.54
Class B:
Net Asset Value and offering price per share
($39,189,620 ÷ 4,165,596 shares)A	$9.41

Class C:
Net Asset Value and offering price per share
($194,991,503 ÷ 20,741,755 shares)A	$9.40

Institutional Class:
Net Asset Value, offering price and redemption price
per share ($151,256,544 ÷ 16,094,850 shares)	$9.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

47 Annual Report

Financial Statements continued

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$126,340
Interest		49,138,414
Security lending		7,700
Total income		49,272,454

Expenses
Management fee	$4,945,796
Transfer agent fees	2,837,637
Distribution fees	4,040,262
Accounting and security lending fees	439,913
Independent trustees’ compensation	6,127
Custodian fees and expenses	48,657
Registration fees	137,610
Audit	57,598
Legal	5,378
Miscellaneous	176,602
Total expenses before reductions	12,695,580
Expense reductions	(42,210)	12,653,370

Net investment income		36,619,084
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	(3,534,439)
Futures contracts	(232,981)
Swap agreements	83,207
Total net realized gain (loss)		(3,684,213)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(19,999,449)
Futures contracts	(2,673,916)
Swap agreements	(694,024)
Total change in net unrealized appreciation
(depreciation)		(23,367,389)
Net gain (loss)		(27,051,602)
Net increase (decrease) in net assets resulting from
operations		$9,567,482

See accompanying notes which are an integral part of the financial statements.

Annual Report

48

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 36,619,084	$ 22,962,231
Net realized gain (loss)	(3,684,213)	5,207,128
Change in net unrealized appreciation (depreciation) .	(23,367,389)	308,131
Net increase (decrease) in net assets resulting
from operations	9,567,482	28,477,490
Distributions to shareholders from net investment income .	(36,325,031)	(21,460,300)
Distributions to shareholders from net realized gain	(1,086,013)	—
Total distributions	(37,411,044)	(21,460,300)
Share transactions - net increase (decrease)	27,080,998	137,865,371
Total increase (decrease) in net assets	(762,564)	144,882,561

Net Assets
Beginning of period	1,300,373,704	1,155,491,143
End of period (including undistributed net investment
income of $3,415,768 and undistributed net
investment income of $4,733,740, respectively)	$ 1,299,611,140	$ 1,300,373,704

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

Financial Highlights Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$9.60	$9.55	$9.44	$9.49	$9.12
Income from Investment
Operations
Net investment incomeC	281	.202	.261	.381F	.523
Net realized and unrealized
gain (loss)	(.204)	.040	.128	(.034)F	.386
Total from investment operations	077	.242	.389	.347	.909
Distributions from net investment
income	(.279)	(.192)	(.279)	(.397)	(.539)
Distributions from net realized
gain	(.008)	—	—	—	—
Total distributions	(.287)	(.192)	(.279)	(.397)	(.539)
Net asset value, end of period	$9.39	$9.60	$9.55	$9.44	$9.49
Total ReturnA,B	81%	2.56%	4.16%	3.78%	10.22%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	85%	.87%	.81%	.80%	.85%
Expenses net of voluntary
waivers, if any	85%	.87%	.81%	.80%	.85%
Expenses net of all reductions	85%	.87%	.81%	.80%	.84%
Net investment income	2.96%	2.13%	2.74%	4.09%F	5.63%
Supplemental Data
Net assets, end of period
(000 omitted)	$369,512	$357,760	$186,290	$106,018	$38,240
Portfolio turnover rate	94%	87%	102%	111%	145%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

50

Financial Highlights Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$9.60	$9.55	$9.45	$9.50	$9.13
Income from Investment
Operations
Net investment incomeC	284	.207	.261	.381F	.525
Net realized and unrealized
gain (loss)	(.194)	.038	.118	(.036)F	.383
Total from investment operations	090	.245	.379	.345	.908
Distributions from net investment
income	(.282)	(.195)	(.279)	(.395)	(.538)
Distributions from net realized
gain	(.008)	—	—	—	—
Total distributions	(.290)	(.195)	(.279)	(.395)	(.538)
Net asset value, end of period	$9.40	$9.60	$9.55	$9.45	$9.50
Total ReturnA,B	95%	2.59%	4.04%	3.75%	10.21%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	81%	.83%	.82%	.82%	.85%
Expenses net of voluntary
waivers, if any	81%	.83%	.82%	.82%	.85%
Expenses net of all reductions	81%	.83%	.82%	.82%	.85%
Net investment income	2.99%	2.16%	2.73%	4.07%F	5.62%
Supplemental Data
Net assets, end of period
(000 omitted)	$544,662	$517,440	$468,931	$388,495	$309,958
Portfolio turnover rate	94%	87%	102%	111%	145%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

51 Annual Report

Financial Highlights Class B

Years ended October 31,	2005	2004	2003	2002G
Selected Per Share Data
Net asset value, beginning of period	$9.61	$9.56	$9.46	$9.43
Income from Investment Operations
Net investment incomeE	210	.130	.183	.281I
Net realized and unrealized gain (loss)	(.194)	.038	.120	(.234)I
Total from investment operations	016	.168	.303	.047
Distributions from net investment income	(.208)	(.118)	(.203)	(.017)
Distributions from net realized gain	(.008)	—	—	—
Total distributions	(.216)	(.118)	(.203)	(.017)
Net asset value, end of period	$9.41	$9.61	$9.56	$9.46
Total ReturnB,C,D	17%	1.77%	3.23%	.50%
Ratios to Average Net AssetsF,H
Expenses before expense reductions	1.61%	1.63%	1.61%	1.86%A
Expenses net of voluntary waivers, if any .	1.60%	1.63%	1.61%	1.65%A
Expenses net of all reductions	1.60%	1.63%	1.61%	1.65%A
Net investment income	2.21%	1.36%	1.94%	3.59%A,I
Supplemental Data
Net assets, end of period (000 omitted)	$39,190	$53,502	$49,353	$3,811
Portfolio turnover rate	94%	87%	102%	111%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Amounts do not include the activity of the affiliated central fund.
G For the period October 9, 2002 (commencement of sale of shares) to October 31, 2002.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

52

Financial Highlights Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$9.61	$9.55	$9.45	$9.50	$9.13
Income from Investment
Operations
Net investment incomeC	206	.129	.182	.304F	.448
Net realized and unrealized
gain (loss)	(.204)	.048	.118	(.037)F	.383
Total from investment operations	002	.177	.300	.267	.831
Distributions from net investment
income	(.204)	(.117)	(.200)	(.317)	(.461)
Distributions from net realized
gain	(.008)	—	—	—	—
Total distributions	(.212)	(.117)	(.200)	(.317)	(.461)
Net asset value, end of period	$9.40	$9.61	$9.55	$9.45	$9.50
Total ReturnA,B	02%	1.86%	3.19%	2.90%	9.30%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	1.64%	1.65%	1.64%	1.64%	1.68%
Expenses net of voluntary
waivers, if any	1.64%	1.65%	1.64%	1.64%	1.68%
Expenses net of all reductions	1.64%	1.65%	1.64%	1.63%	1.68%
Net investment income	2.16%	1.34%	1.91%	3.25%F	4.80%
Supplemental Data
Net assets, end of period
(000 omitted)	$194,992	$273,166	$359,779	$283,046	$99,486
Portfolio turnover rate	94%	87%	102%	111%	145%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

53 Annual Report

Financial Highlights Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$9.60	$9.55	$9.45	$9.50	$9.13
Income from Investment
Operations
Net investment incomeB	301	.225	.278	.397E	.540
Net realized and unrealized
gain (loss)	(.194)	.038	.119	(.043)E	.387
Total from investment operations	107	.263	.397	.363	.927
Distributions from net investment
income	(.299)	(.213)	(.297)	(.413)	(.557)
Distributions from net realized
gain	(.008)	—	—	—	—
Total distributions	(.307)	(.213)	(.297)	(.413)	(.557)
Net asset value, end of period	$9.40	$9.60	$9.55	$9.45	$9.50
Total ReturnA	1.14%	2.78%	4.24%	3.95%	10.43%
Ratios to Average Net AssetsC,D
Expenses before expense
reductions	63%	.64%	.63%	.64%	.66%
Expenses net of voluntary
waivers, if any	63%	.64%	.63%	.64%	.66%
Expenses net of all reductions	63%	.64%	.63%	.63%	.66%
Net investment income	3.18%	2.35%	2.92%	4.25%E	5.81%
Supplemental Data
Net assets, end of period
(000 omitted)	$151,257	$98,505	$91,138	$65,330	$23,301
Portfolio turnover rate	94%	87%	102%	111%	145%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central fund.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

54

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Short Fixed Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds,

55 Annual Report

Notes to Financial Statements continued
1. Significant Accounting Policies continued
Security Valuation - continued

including Central Funds, are valued at their closing net asset value each business day Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

56

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$3,217,636
Unrealized depreciation	(15,875,945)
Net unrealized appreciation (depreciation)	(12,658,309)
Undistributed ordinary income	1,878,379
Capital loss carryforward	(11,569,420)

Cost for federal income tax purposes	$1,310,671,408

The tax character of distributions paid was as follows:

	October 31, 2005	October 31, 2004
Ordinary Income	$37,411,044	$21,460,300

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the

57 Annual Report

Notes to Financial Statements continued
2. Operating Policies continued
Delayed Delivery Transactions and When Issued Securities continued

amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional

Annual Report

58

2. Operating Policies continued

Swap Agreements continued

principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying State ment of Operations as realized gains or losses, respectively .

Swaps are marked to market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the State ment of Assets and Liabilities. These risks include changes in the returns of the underly ing instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

59 Annual Report

Notes to Financial Statements continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $384,386,509 and $372,729,983, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was ..38% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$548,029	$735
Class T	0%	.15%	802,496	9,983
Class B	65%	.25%	409,140	295,846
Class C	75%	.25%	2,280,597	282,029
			$4,040,262	$588,593

Sales Load. FDC receives a front end sales charge of up to 1.50% for selling Class A and Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of a contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C and .25% for certain purchases of Class A and Class T shares.

Annual Report

60

4. Fees and Other Transactions with Affiliates continued

Sales Load continued

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$53,133
Class T	40,264
Class B*	133,216
Class C*	34,926
$261,539

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$929,594.25
Class T	1,145,454.21
Class B	115,764.25
Class C	425,832.19
Institutional Class	220,993.18
	$2,837,637

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

61 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued
Affiliated Central Funds continued

The fund may also invest in CIPs managed by FIMM. The Ultra Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by invest ing in U.S. dollar denominated money market and investment grade debt securities.

The fund’s Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete unaudited list of holdings for the CIP is available at the end of this report. In addition, a copy of the CIP’s financial statements is available on the EDGAR Database on the SEC’s website www.sec.gov, or at the Commission’s public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,909,404 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of

Annual Report

62

6. Security Lending continued

insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	90% - .83%*	$28,725
Class B	1.65% - 1.58%*	5,376
		$34,101
* Expense limitation in effect at period end.

In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $8,109.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

63 Annual Report

Notes to Financial Statements continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

			Years ended October 31,
			2005	2004
From net investment income
Class A			$10,743,507	$5,013,218
Class T			15,909,371	9,968,400
Class B			982,753	631,694
Class C			4,841,882	3,806,748
Institutional Class			3,847,518	2,040,240
Total			$36,325,031	$21,460,300
From net realized gain
Class A			$299,982	$—
Class T			436,716	—
Class B			43,394	—
Class C			219,150	—
Institutional Class			86,771	—
Total			$1,086,013	$—

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares			Dollars
	Years ended October 31,			Years ended October 31,
	2005	2004	2005	2004
Class A
Shares sold	15,866,789	29,233,051	$ 150,493,785	$ 278,943,707
Reinvestment of
distributions	1,023,632	439,890	9,698,542	4,211,651
Shares redeemed	(14,827,970)	(11,910,485)	(140,591,886)	(113,916,095)
Net increase (decrease)	2,062,451	17,762,456	$19,600,441	$ 169,239,263
Class T
Shares sold	25,539,658	28,914,757	$ 242,408,838	$ 277,148,967
Reinvestment of
distributions	1,515,180	903,574	14,364,388	8,659,227
Shares redeemed	(22,986,919)	(25,026,151)	(218,160,605)	(239,735,328)
Net increase (decrease)	4,067,919	4,792,180	$ 38,612,621	$ 46,072,866
Class B
Shares sold	991,898	2,729,377	$9,428,825	$26,154,196
Reinvestment of
distributions	89,903	53,426	853,530	512,510
Shares redeemed	(2,482,456)	(2,378,750)	(23,589,493)	(22,795,089)
Net increase (decrease)	(1,400,655)	404,053	$ (13,307,138)	$3,871,617

Annual Report		64

10. Share Transactions - continued

	Shares			Dollars
	Years ended October 31,			Years ended October 31,
	2005	2004	2005	2004
Class C
Shares sold	3,789,292	7,826,650	$35,934,636	$75,024,654
Reinvestment of
distributions	341,788	249,628	3,242,233	2,393,112
Shares redeemed	(11,828,809)	(17,295,166)	(112,353,549)	(165,609,343)
Net increase (decrease)	(7,697,729)	(9,218,888)	$(73,176,680)	$(88,191,577)
Institutional Class
Shares sold	9,882,466	6,288,234	$93,788,947	$60,243,381
Reinvestment of
distributions	310,507	131,407	2,942,021	1,258,983
Shares redeemed	(4,357,149)	(5,702,420)	(41,379,214)	(54,629,162)
Net increase (decrease)	5,835,824	717,221	$55,351,754	$6,873,202

65 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Short Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Short Fixed Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Short Fixed Income Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2005

Annual Report

66

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statements of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

67 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Fidelity Advisor Short Fixed Income (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Adminis trative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

68

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.
69 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

70

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corpora tion (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the Uni versity of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

71 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

72

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Short Fixed Income. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

73 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Short Fixed Income. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Short Fixed Income. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a port folio manager in the Bond Group (1997 2004).

Andrew Dudley (40)

Year of Election or Appointment: 1997

Vice President of Advisor Short Fixed Income. Mr. Dudley also serves as Vice President of other funds advised by FMR.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Short Fixed Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Annual Report

74

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Short Fixed Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice Presi dent and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Short Fixed Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Short Fixed Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Short Fixed Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Short Fixed Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

75 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Short Fixed Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Short Fixed Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple ton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Short Fixed Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Man ager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Invest ments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1987

Assistant Treasurer of Advisor Short Fixed Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Annual Report

76

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Short Fixed Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Short Fixed Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

77 Annual Report

Distributions

A total of 11.35% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

78

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

79 Annual Report

Proxy Voting Results - continued

	# of	% of
	Votes	Votes

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

PROPOSAL 3

To modify the fundamental investment objective of Fidelity Advisor Short Fixed Income Fund.

	# of	% of
	Votes	Votes
Affirmative	451,735,409.15	68.509
Against	33,917,535.64	5.144
Abstain	33,600,977.19	5.096
Broker
Non Votes .	140,124,910.57	21.251
TOTAL	659,378,832.55	100.000

A Denotes trust-wide proposals and voting results.

Annual Report

80

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Short Fixed Income Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

81 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a

Annual Report

82

large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

83 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time, although the fund’s five year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for

Annual Report

84

management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 35% would mean that 65% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund’s management contract that lowered the fund’s individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund’s management fee rate from 43 basis points to 33 basis points.

85 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class T ranked below its competitive median for 2004, and the total expenses of each of Class B, Class C, and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class’s total expenses by 10 basis points and the total expenses of Class B would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for

Annual Report

86

groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund’s management fee rate from 43 basis points to 33 basis points and the reduction in each class’s total expenses by 10 basis points would deliver significant economies to fund shareholders.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of

87 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

88

     The following is a complete listing of investments for Fidelity’s fixed income central fund as of October 31, 2005 which is a direct or indirect investment of Fidelity Advisor Short Fixed Income Fund. These underlying holdings of the Fidelity fixed income central funds are not included in the Schedule of Investments as part of the Financial Statements.

89 Annual Report

Fidelity Ultra-Short Central Fund

Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Nonconvertible Bonds 4.7%
	Principal	Value
	Amount

CONSUMER DISCRETIONARY – 1.0%
Auto Components 0.3%
DaimlerChrysler NA Holding Corp.:
4.3138% 9/10/07 (d)	$16,665,000	$16,705,413
4.43% 5/24/06 (d)	4,700,000	4,711,816
		21,417,229
Media – 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,148,400
Cox Communications, Inc. (Reg. S) 4.4069%
12/14/07 (d)	12,140,000	12,231,062
Cox Radio, Inc. 6.625% 2/15/06	5,575,000	5,601,637
Liberty Media Corp. 5.37% 9/17/06 (d)	16,694,000	16,808,354
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,327,790
		51,117,243

TOTAL CONSUMER DISCRETIONARY		72,534,472

ENERGY 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,641,441

FINANCIALS – 1.5%
Capital Markets 0.1%
State Street Capital Trust II 4.29% 2/15/08 (d)	10,000,000	10,004,800
Commercial Banks – 0.4%
Santander US Debt SA Unipersonal 4.2406%
10/21/08 (a)(d)	15,000,000	14,994,240
Wells Fargo & Co. 3.8738% 3/10/08 (d)	16,600,000	16,600,149
		31,594,389
Consumer Finance – 0.3%
MBNA Europe Funding PLC 3.97% 9/7/07 (a)(d)	19,925,000	19,921,035
Insurance – 0.1%
Oil Insurance Ltd. 4.115% 10/6/06 (a)(d)	6,710,000	6,706,994
Thrifts & Mortgage Finance – 0.6%
Countrywide Financial Corp. 4.275% 4/11/07 (d)	11,025,000	11,036,411
Residential Capital Corp. 5.385% 6/29/07 (a)(d)	14,150,000	14,285,416
Washington Mutual Bank 3.9363% 8/25/08 (d)	16,325,000	16,331,726
		41,653,553

TOTAL FINANCIALS		109,880,771

Annual Report 90

Nonconvertible Bonds continued
	Principal	Value
	Amount

TELECOMMUNICATION SERVICES – 1.1%
Diversified Telecommunication Services – 1.0%
British Telecommunications PLC 7.875% 12/15/05	$18,145,000	$18,216,001
France Telecom SA 7.2% 3/1/06	5,600,000	5,648,054
GTE Corp. 6.36% 4/15/06	9,000,000	9,063,801
SBC Communications, Inc. 4.389% 6/5/06 (a)	15,315,000	15,281,001
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	5,997,360
Telefonos de Mexico SA de CV 4.5% 11/19/08	10,240,000	10,018,376
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,749,626
		70,974,219
Wireless Telecommunication Services – 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,547,696

TOTAL TELECOMMUNICATION SERVICES		76,521,915

UTILITIES – 0.9%
Electric Utilities – 0.1%
FirstEnergy Corp. 5.5% 11/15/06	7,752,000	7,796,915
Gas Utilities 0.2%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,259,611
Multi-Utilities – 0.6%
Dominion Resources, Inc. 4.27% 9/28/07 (d)	17,150,000	17,150,909
DTE Energy Co. 6.45% 6/1/06	13,190,000	13,312,957
NiSource, Inc. 3.628% 11/1/06	8,410,000	8,297,146
Sempra Energy 4.75% 5/15/09	5,500,000	5,400,632
		44,161,644

TOTAL UTILITIES		61,218,170

TOTAL NONCONVERTIBLE BONDS
(Cost $332,282,297)		331,796,769

U.S. Government Agency Obligations 0.8%

Federal Home Loan Bank 0% 12/28/05 (c)	2,000,000	1,987,524
Freddie Mac 0% 9/29/06	58,700,000	56,291,011
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $58,343,898)		58,278,535

91 Annual Report

Investments (Unaudited) continued

Asset Backed Securities 31.7%
	Principal	Value
	Amount
Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 4.3375% 7/25/34 (d)	$7,112,368	$7,122,452
Series 2004-3 Class 2A4, 4.3875% 10/25/34 (d)	10,777,421	10,798,210
Series 2004-4 Class A2D, 4.3875% 1/25/35 (d)	3,024,509	3,032,439
Series 2005-1:
Class M1, 4.5075% 4/25/35 (d)	11,280,000	11,283,784
Class M2, 4.7275% 4/25/35 (d)	5,275,000	5,288,502
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.6875% 6/25/32 (d)	1,842,987	1,859,743
Series 2002-HE2 Class M1, 4.8875% 8/25/32 (d)	18,631,213	18,697,799
Series 2003-FM1 Class M2, 5.8875% 11/25/32 (d) .	3,015,000	3,040,472
Series 2003-HS1:
Class M1, 4.7875% 6/25/33 (d)	800,000	803,725
Class M2, 5.7875% 6/25/33 (d)	856,000	869,893
Series 2003-NC1 Class M1, 4.8175% 7/25/33 (d)	1,600,000	1,608,045
Series 2004-HE1:
Class M1, 4.5375% 2/25/34 (d)	2,193,000	2,194,543
Class M2, 5.1375% 2/25/34 (d)	2,475,000	2,476,513
Series 2004-OP1:
Class M1, 4.5575% 4/25/34 (d)	4,420,000	4,424,175
Class M2, 5.0875% 4/25/34 (d)	6,240,000	6,329,673
Series 2005-HE2:
Class M1, 4.4775% 4/25/35 (d)	1,530,000	1,529,935
Class M2, 4.4875% 4/25/35 (d)	1,803,000	1,802,216
Class M3, 4.5175% 4/25/35 (d)	1,040,000	1,041,169
Class M4, 4.6775% 4/25/35 (d)	1,340,000	1,341,492
Series 2005-HE3:
Class A2A, 4.1375% 5/25/35 (d)	6,479,098	6,479,710
Class A2B, 4.2475% 5/25/35 (d)	4,370,000	4,367,746
Series 2005-SD1 Class A1, 4.4375% 11/25/50 (d)	2,201,641	2,204,227
Aesop Funding II LLC Series 2005-1A Class A2, 4.06%
4/20/09 (a)(d)	8,800,000	8,801,193
American Express Credit Account Master Trust:
Series 2002-6 Class B, 4.42% 3/15/10 (d)	5,000,000	5,027,519
Series 2004-1 Class B, 4.22% 9/15/11 (d)	5,775,000	5,797,268
Series 2004-C Class C, 4.47% 2/15/12 (a)(d)	14,647,039	14,680,935
Series 2005-1 Class A, 4% 10/15/12 (d)	15,455,000	15,484,663
Series 2005-6 Class C, 4.22% 3/15/11 (a)(d)	9,085,000	9,082,547
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,866,618
Series 2003-AM Class A4B, 4.36% 11/6/09 (d)	11,352,650	11,382,713
Series 2003-BX Class A4B, 4.27% 1/6/10 (d)	3,174,903	3,183,160
Series 2003-CF Class A3, 2.75% 10/9/07	7,314,903	7,294,188

Annual Report

92

Asset Backed Securities continued
	Principal	Value
	Amount
AmeriCredit Automobile Receivables Trust: – continued
Series 2005-1 Class C, 4.73% 7/6/10	$15,500,000	$ 15,332,099
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.7375% 8/25/32 (d)	2,523,714	2,533,852
Series 2003-1:
Class A2, 4.4475% 2/25/33 (d)	75,411	75,424
Class M1, 4.9375% 2/25/33 (d)	6,150,000	6,186,041
Series 2003-3 Class M1, 4.8375% 3/25/33 (d)	1,590,000	1,597,924
Series 2003-6:
Class M1, 4.7975% 8/25/33 (d)	7,560,000	7,609,129
Class M2, 5.8875% 5/25/33 (d)	2,750,000	2,801,355
Series 2003-11 Class M1, 4.7275% 1/25/34 (d)	2,995,000	3,023,395
Series 2003-AR1 Class M1, 5.1875% 1/25/33 (d)	7,000,000	7,062,460
Series 2004-R2:
Class M1, 4.4675% 4/25/34 (d)	1,230,000	1,229,950
Class M2, 4.5175% 4/25/34 (d)	950,000	949,961
Class M3, 4.5875% 4/25/34 (d)	3,500,000	3,499,857
Class M4, 5.0875% 4/25/34 (d)	4,500,000	4,499,811
Series 2004-R9 Class A3, 4.3575% 10/25/34 (d)	7,983,292	7,993,585
Series 2005-R1:
Class M1, 4.4875% 3/25/35 (d)	5,710,000	5,707,599
Class M2, 4.5175% 3/25/35 (d)	1,925,000	1,924,221
Series 2005-R2 Class M1, 4.4875% 4/25/35 (d)	12,500,000	12,499,470
Amortizing Residential Collateral Trust:
Series 2002-BC1 Class M2, 5.1375% 1/25/32 (d)	658,030	660,900
Series 2002-BC3 Class A, 4.3675% 6/25/32 (d)	2,411,175	2,418,359
Series 2002-BC6 Class M1, 4.7875% 8/25/32 (d)	24,900,000	25,087,069
Series 2002-BC7:
Class M1, 4.8375% 10/25/32 (d)	10,000,000	10,028,130
Class M2, 4.9375% 10/25/32 (d)	5,575,000	5,601,112
ARG Funding Corp.:
Series 2005-1A Class A2, 4.1% 4/20/09 (a)(d)	11,000,000	10,986,250
Series 2005-2A Class A2, 4.11% 5/20/09 (a)(d)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.8375% 9/25/33 (d)	20,000,000	20,581,260
Series 2003-W7 Class A2, 4.4275% 3/1/34 (d)	3,359,730	3,366,582
Series 2004-W5 Class M1, 4.6375% 4/25/34 (d)	3,960,000	3,964,656
Series 2004-W7:
Class M1, 4.5875% 5/25/34 (d)	4,085,000	4,084,828
Class M2, 4.6375% 5/25/34 (d)	3,320,000	3,319,862

93 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 4.35% 4/15/33 (d)	$11,498	$11,497
Class M1, 4.87% 4/15/33 (d)	11,365,000	11,409,578
Series 2003-HE3:
Class M1, 4.8% 6/15/33 (d)	2,185,000	2,195,876
Class M2, 5.97% 6/15/33 (d)	10,000,000	10,156,850
Series 2003-HE4 Class M2, 5.97% 8/15/33 (d)	5,695,000	5,773,315
Series 2003-HE5 Class A2A, 4.33% 8/15/33 (d)	43,174	43,171
Series 2003-HE6 Class M1, 4.6875% 11/25/33 (d) .	3,475,000	3,498,285
Series 2004-HE2 Class M1, 4.5875% 4/25/34 (d)	6,060,000	6,082,391
Series 2004-HE3:
Class M1, 4.5775% 6/25/34 (d)	1,450,000	1,457,513
Class M2, 5.1575% 6/25/34 (d)	3,350,000	3,390,758
Series 2004-HE6 Class A2, 4.3975% 6/25/34 (d)	14,200,440	14,228,720
Series 2005-HE2:
Class M1, 4.4875% 3/25/35 (d)	8,250,000	8,259,426
Class M2, 4.5375% 3/25/35 (d)	2,065,000	2,070,589
Series 2005-HE3 Class A4, 4.2375% 4/25/35 (d)	11,650,000	11,651,799
Series 2005-HE6 Class A2B, 4.2875% 7/25/35 (d)	10,000,000	10,011,523
Bank One Issuance Trust:
Series 2002-B1 Class B1, 4.35% 12/15/09 (d)	20,655,000	20,730,358
Series 2002-B3 Class B, 4.33% 8/15/08 (d)	14,500,000	14,501,949
Series 2002-C1 Class C1, 4.93% 12/15/09 (d)	7,980,000	8,060,392
Series 2003-C4 Class C4, 5% 2/15/11 (d)	14,910,000	15,196,998
Bayview Financial Acquisition Trust Series 2004-C Class
A1, 4.49% 5/28/44 (d)	7,542,899	7,557,924
Bayview Financial Asset Trust Series 2003-F Class A,
4.57% 9/28/43 (d)	8,681,613	8,700,137
Bayview Financial Mortgage Loan Trust Series 2004-A
Class A, 4.52% 2/28/44 (d)	5,007,203	5,021,783
Bear Stearns Asset Backed Securities, Inc. Series 2005-3
Class A1, 4.4875% 9/25/35 (d)	3,883,729	3,883,574
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 4.5375% 2/25/35 (d)	6,655,000	6,657,160
Class M2, 4.7875% 2/25/35 (d)	2,430,000	2,438,039
Series 2005-HE5 Class 1A1, 4.1475% 6/25/35 (d)	8,551,193	8,550,773
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,247,432	2,222,511
Series 2003-1 Class B, 4.44% 6/15/10 (a)(d)	4,586,078	4,597,226
Series 2003-2 Class B, 4.25% 1/15/09 (d)	2,205,651	2,209,063
Series 2005-1 Class B, 4.345% 6/15/10 (d)	5,725,000	5,757,286

Annual Report

94

Asset Backed Securities continued
	Principal	Value
	Amount
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 4.25% 1/15/10 (d)	$9,630,000	$9,649,960
Series 2004-B Class A4, 4.08% 8/15/11 (d)	16,300,000	16,305,203
Capital One Master Trust:
Series 1999-3 Class B, 4.45% 9/15/09 (d)	5,000,000	5,001,109
Series 2001-1 Class B, 4.48% 12/15/10 (d)	19,500,000	19,631,949
Series 2001-8A Class B, 4.52% 8/17/09 (d)	9,585,000	9,623,581
Series 2002-4A Class B, 4.47% 3/15/10 (d)	6,000,000	6,025,753
Capital One Multi-Asset Execution Trust Series 2003-B1
Class B1, 5.14% 2/17/09 (d)	15,470,000	15,529,018
Capital Trust Ltd. Series 2004-1:
Class A2, 4.45% 7/20/39 (a)(d)	2,968,000	2,967,819
Class B, 4.75% 7/20/39 (a)(d)	1,550,000	1,549,899
Class C, 5.1% 7/20/39 (a)(d)	1,994,000	1,993,860
Carrington Mortgage Loan Trust Series 2005-FRE1,
4.27% 7/25/28 (d)	15,580,000	15,580,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 5.0675% 1/25/32 (d)	3,011,477	3,013,877
Series 2002-HE2 Class M1, 4.7375% 1/25/33 (d)	9,278,431	9,303,430
Series 2002-HE3:
Class M1, 5.1375% 3/25/33 (d)	21,339,884	21,552,940
Class M2, 5.8913% 3/25/33 (d)	9,968,976	10,085,547
Series 2003-HE1:
Class M1, 4.5413% 8/25/33 (d)	1,907,142	1,913,564
Class M2, 5.5913% 8/25/33 (d)	4,369,996	4,413,584
Series 2003-HE2 Class A, 3.9913% 10/25/33 (d)	711,304	711,544
Series 2003-HE3:
Class M1, 4.7375% 11/25/33 (d)	2,254,989	2,275,001
Class M2, 5.7875% 11/25/33 (d)	1,719,992	1,748,101
Series 2004-HE2 Class M2, 5.2375% 7/26/34 (d)	2,345,000	2,365,376
Cendant Timeshare Receivables Funding LLC Series
2005 1A Class 2A2, 4.18% 5/20/17 (a)(d)	8,913,698	8,913,698
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 4.45% 3/16/09 (d)	1,305,000	1,310,274
Series 2003-6 Class C, 4.77% 2/15/11 (d)	16,400,000	16,649,472
Series 2004-1 Class B, 4.17% 5/15/09 (d)	4,105,000	4,104,720
Citibank Credit Card Issuance Trust:
Series 2001-B2 Class B2, 4.3038% 12/10/08 (d)	11,945,000	11,986,087
Series 2002-B1 Class B1, 4.2906% 6/25/09 (d)	9,010,000	9,036,081
Series 2002-C1 Class C1, 4.7369% 2/9/09 (d)	17,500,000	17,667,794
Series 2003-B1 Class B1, 4.0763% 3/7/08 (d)	25,000,000	25,016,290
Series 2003-C1 Class C1, 5.2% 4/7/10 (d)	17,785,000	18,161,062

95 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Citigroup Mortgage Loan Trust Series 2003-HE4 Class
A, 4.4475% 12/25/33 (a)(d)	$7,432,367	$7,433,138
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 4.08% 6/15/11 (d)	18,000,000	17,998,465
Class B, 4.37% 6/15/11 (d)	2,280,000	2,279,804
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 4.4675% 5/25/33 (d)	1,157,888	1,160,675
Series 2003-BC1 Class M2, 6.0375% 9/25/32 (d)	11,065,000	11,176,165
Series 2003-SD3 Class A1, 4.4575% 12/25/32 (a)(d)	687,059	690,247
Series 2004-2 Class M1, 4.5375% 5/25/34 (d)	5,200,000	5,208,709
Series 2004-3:
Class 3A4, 4.2875% 8/25/34 (d)	412,288	412,601
Class M1, 4.5375% 6/25/34 (d)	1,475,000	1,477,797
Series 2004-4:
Class A, 4.4075% 8/25/34 (d)	1,961,528	1,963,288
Class M1, 4.5175% 7/25/34 (d)	3,650,000	3,660,690
Class M2, 4.5675% 6/25/34 (d)	4,395,000	4,399,463
Series 2005-1:
Class 1AV2, 4.2375% 7/25/35 (d)	8,780,000	8,779,655
Class M1, 4.4575% 8/25/35 (d)	19,600,000	19,586,072
Class MV1, 4.4375% 7/25/35 (d)	3,135,000	3,133,772
Class MV2, 4.4775% 7/25/35 (d)	3,765,000	3,762,365
Class MV3, 4.5175% 7/25/35 (d)	1,560,000	1,561,446
Series 2005-3 Class MV1, 4.4575% 8/25/35 (d)	11,125,000	11,116,835
Series 2005-AB1 Class A2, 4.2475% 8/25/35 (d)	17,520,000	17,519,308
Series 2005-BC1 Class 2A2, 4.2375% 5/25/35 (d)	8,375,000	8,376,044
Series 2005-IM1 Class A1, 4.1675% 11/25/35 (d)	15,693,686	15,693,099
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 4.4275% 4/25/34 (d)	1,994,191	2,002,512
Series 2004-FRE1:
Class A2, 4.3875% 4/25/34 (d)	1,609,084	1,609,023
Class M3, 4.6875% 4/25/34 (d)	5,885,000	5,884,753
Discover Card Master Trust I:
Series 2003-4 Class B1, 4.3% 5/16/11 (d)	8,155,000	8,200,137
Series 2005-1 Class B, 4.12% 9/16/10 (d)	12,750,000	12,737,910
Fannie Mae guaranteed REMIC pass thru certificates
Series 2004-T5 Class AB3, 4.4295% 5/28/35 (d)	4,568,090	4,569,678
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.7175% 11/25/33 (d)	1,300,000	1,312,574
Class M2, 5.7875% 11/25/33 (d)	700,000	718,402
Series 2004-1 Class M2, 5.1375% 1/25/35 (d)	3,700,000	3,741,806

Annual Report

96

Asset Backed Securities continued
	Principal	Value
	Amount
Fieldstone Mortgage Investment Corp.: – continued
Series 2004-2 Class M2, 5.1875% 7/25/34 (d)	$9,890,000	$9,889,591
Series 2004-3 Class M5, 5.4875% 8/25/34 (d)	2,000,000	2,033,125
Series 2005-2 Class 2A1, 4.1575% 12/25/35 (d)	16,103,387	16,102,782
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 4.1275% 3/25/35 (d)	5,908,015	5,908,943
Series 2005-FF2 Class M6, 4.7375% 3/25/35 (d)	6,950,000	6,957,787
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.5875% 3/25/34 (d)	400,000	400,630
Class M4, 4.9375% 3/25/34 (d)	300,000	302,755
First USA Credit Card Master Trust Series 2001-4
Class B, 4.34% 1/12/09 (d)	15,000,000	15,013,395
First USA Secured Note Trust Series 2001-3 Class C,
5.0469% 11/19/08 (a)(d)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2,
4.4% 10/15/07 (d)	19,600,000	19,667,314
Ford Credit Floorplan Master Owner Trust Series
2005-1:
Class A, 4.12% 5/15/10 (d)	9,590,000	9,586,859
Class B, 4.41% 5/15/10 (d)	2,625,000	2,624,142
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 4.2575% 2/25/34 (d)	2,021,821	2,022,951
Class M1, 4.4875% 2/25/34 (d)	750,000	750,203
Class M2, 4.5375% 2/25/34 (d)	800,000	800,707
Series 2004-C Class 2A2, 4.5875% 8/25/34 (d)	10,000,000	10,056,854
Series 2004-D Class 3A2, 4.3175% 11/25/34 (d)	1,943,288	1,947,852
Series 2005-2 Class 2A1, 4.1475% 6/25/35 (d)	13,331,597	13,328,239
Series 2005 A:
Class 2A2, 4.2775% 2/25/35 (d)	11,850,000	11,862,015
Class M1, 4.4675% 1/25/35 (d)	1,603,000	1,608,248
Class M2, 4.4975% 1/25/35 (d)	2,325,000	2,326,479
Class M3, 4.5275% 1/25/35 (d)	1,250,000	1,252,804
Class M4, 4.7175% 1/25/35 (d)	925,000	931,194
GE Business Loan Trust Series 2003-1 Class A, 4.4%
4/15/31 (a)(d)	4,971,452	4,998,487
GE Capital Credit Card Master Note Trust Series 2005-2
Class B, 4.17% 6/15/11 (d)	6,475,000	6,474,447
Gracechurch Card Funding No. 9 PLC Series 2005-2:
Class B, 3.9818% 9/15/10 (d)	3,560,000	3,560,000
Class C, 4.1418% 9/15/10 (d)	13,000,000	13,000,000

97 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Gracechurch Card Funding PLC:
Series 5:
Class B, 4.2% 8/15/08 (d)	$1,520,000	$1,520,503
Class C, 4.9% 8/15/08 (d)	5,580,000	5,598,466
Series 6 Class B, 4.16% 2/17/09 (d)	1,030,000	1,030,848
Series 8 Class C, 4.3% 6/15/10 (d)	18,450,000	18,494,769
GSAMP Trust:
Series 2002-HE Class M1, 5.25% 11/20/32 (d)	2,882,888	2,920,157
Series 2002-NC1:
Class A2, 4.3575% 7/25/32 (d)	54,777	55,154
Class M1, 4.6775% 7/25/32 (d)	8,861,000	8,943,613
Series 2003-FM1 Class M1, 4.82% 3/20/33 (d)	12,735,683	12,854,395
Series 2004-FM1:
Class M1, 4.6875% 11/25/33 (d)	2,865,000	2,864,880
Class M2, 5.4375% 11/25/33 (d)	1,975,000	2,008,707
Series 2004-FM2:
Class M1, 4.5375% 1/25/34 (d)	3,500,000	3,499,854
Class M2, 5.1375% 1/25/34 (d)	1,500,000	1,499,937
Class M3, 5.3375% 1/25/34 (d)	1,500,000	1,499,937
Series 2004-HE1:
Class M1, 4.5875% 5/25/34 (d)	4,045,000	4,044,832
Class M2, 5.1875% 5/25/34 (d)	1,750,000	1,767,968
Series 2005-9 Class 2A1, 4.1575% 8/25/35 (d)	15,279,742	15,276,959
Series 2005-FF2 Class M5, 4.6675% 3/25/35 (d)	3,500,000	3,506,671
Series 2005-HE2 Class M, 4.4675% 3/25/35 (d)	8,780,000	8,776,166
Series 2005-MTR1 Class A1, 4.21% 10/25/35 (d)	18,390,000	18,390,000
Series 2005-NC1 Class M1, 4.4875% 2/25/35 (d)	9,010,000	9,013,075
Guggenheim Structured Real Estate Funding Ltd. Series
2005-1 Class C, 5.1175% 5/25/30 (a)(d)	14,000,000	13,956,027
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.8375% 6/25/32 (d)	10,000,000	10,011,830
Series 2002-3 Class A5, 4.4775% 2/25/33 (d)	2,763	2,766
Series 2002-5:
Class A3, 4.5575% 5/25/33 (d)	864,556	865,483
Class M1, 5.2375% 5/25/33 (d)	13,800,000	13,923,924
Series 2003-1:
Class A2, 4.5075% 6/25/33 (d)	2,762,401	2,764,458
Class M1, 5.0375% 6/25/33 (d)	8,335,000	8,369,998
Series 2003-2:
Class A2, 4.4175% 8/25/33 (d)	131,317	131,716
Class M1, 4.9175% 8/25/33 (d)	2,245,000	2,271,293
Series 2003-3:
Class A2, 4.3975% 8/25/33 (d)	1,179,683	1,181,162

Annual Report

98

Asset Backed Securities continued
	Principal	Value
	Amount
Home Equity Asset Trust: – continued
Series 2003-3:
Class M1, 4.8975% 8/25/33 (d)	$8,185,000	$8,236,817
Series 2003-4:
Class M1, 4.4413% 10/25/33 (d)	3,415,000	3,435,348
Class M2, 5.5413% 10/25/33 (d)	4,040,000	4,084,929
Series 2003-5:
Class A2, 4.3875% 12/25/33 (d)	3,346,855	3,358,312
Class M1, 4.7375% 12/25/33 (d)	3,175,000	3,198,007
Class M2, 5.7675% 12/25/33 (d)	1,345,000	1,374,875
Series 2003-7 Class A2, 4.4175% 3/25/34 (d)	2,484,650	2,489,725
Series 2004-2 Class A2, 4.3275% 7/25/34 (d)	4,709,805	4,709,701
Series 2004-3:
Class M1, 4.6075% 8/25/34 (d)	2,015,000	2,023,438
Class M2, 5.2375% 8/25/34 (d)	2,200,000	2,238,164
Series 2004-4 Class A2, 4.3575% 10/25/34 (d)	6,925,327	6,948,829
Series 2004-6 Class A2, 4.3875% 12/25/34 (d)	7,687,430	7,710,760
Series 2004-7 Class A3, 4.4275% 1/25/35 (d)	8,269,780	8,305,007
Series 2005-1:
Class M1, 4.4675% 5/25/35 (d)	9,705,000	9,708,066
Class M2, 4.4875% 5/25/35 (d)	5,780,000	5,775,843
Class M3, 4.5375% 5/25/35 (d)	5,825,000	5,820,936
Series 2005-2:
Class 2A2, 4.2375% 7/25/35 (d)	13,170,000	13,172,228
Class M1, 4.4875% 7/25/35 (d)	10,085,000	10,084,575
Series 2005-3 Class M1, 4.4475% 8/25/35 (d)	9,450,000	9,442,272
Series 2005-5 Class 2A2, 4.2875% 11/25/35 (d)	15,000,000	15,023,153
Household Affinity Credit Card Master Note Trust I Series
2003-3 Class B, 4.26% 8/15/08 (d)	10,000,000	10,009,594
Household Home Equity Loan Trust:
Series 2002-2 Class A, 4.3% 4/20/32 (d)	2,946,287	2,946,505
Series 2002-3 Class A, 4.45% 7/20/32 (d)	2,386,113	2,387,496
Series 2003-1 Class M, 4.63% 10/20/32 (d)	651,415	652,027
Series 2003-2:
Class A, 4.33% 9/20/33 (d)	2,382,075	2,386,003
Class M, 4.58% 9/20/33 (d)	1,120,170	1,122,431
Series 2004-1 Class M, 4.52% 9/20/33 (d)	2,259,260	2,263,727
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.65% 2/20/33 (d)	1,349,057	1,352,972
Series 2004-HC1:
Class A, 4.35% 2/20/34 (d)	3,814,039	3,823,683
Class M, 4.5% 2/20/34 (d)	2,305,982	2,307,083
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 4.52% 1/18/11 (d)	8,850,000	8,864,849

99		Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Household Private Label Credit Card Master Note Trust I:
– continued
Series 2002-2:
Class A, 4.14% 1/18/11 (d)	$9,000,000	$9,010,293
Class B, 4.52% 1/18/11 (d)	14,275,000	14,343,189
Series 2002-3 Class B, 5.22% 9/15/09 (d)	4,150,000	4,150,583
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.46% 1/20/35 (d)	2,773,855	2,774,235
Class M2, 4.49% 1/20/35 (d)	2,077,166	2,077,450
Ikon Receivables Funding LLC Series 2003-1 Class A3A,
4.21% 12/17/07 (d)	1,611,166	1,611,380
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 4.2875% 6/25/35 (d)	9,579,192	9,578,816
Class M1, 4.5075% 6/25/35 (d)	4,100,000	4,098,270
Class M2, 4.5275% 6/25/35 (d)	2,775,000	2,773,859
Class M3, 4.5575% 6/25/35 (d)	1,975,000	1,977,792
Keycorp Student Loan Trust Series 1999-A Class A2,
4.34% 12/27/09 (d)	14,973,894	15,019,563
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 4.3575% 6/25/33 (d)	58,756	58,762
Class M1, 4.8575% 6/25/33 (d)	19,500,000	19,581,206
Series 2003-3 Class M1, 4.7875% 7/25/33 (d)	7,770,000	7,812,659
Series 2004-2:
Class M1, 4.5675% 6/25/34 (d)	4,275,000	4,284,648
Class M2, 5.1175% 6/25/34 (d)	1,400,000	1,415,181
Series 2005-2 Class 2A2, 4.2175% 4/25/35 (d)	12,000,000	12,003,389
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.7675% 4/25/33 (d)	3,500,000	3,519,150
Class M2, 5.8875% 4/25/33 (d)	1,500,000	1,528,792
Series 2004-FRE1 Class M1, 4.5875% 7/25/34 (d)	5,223,000	5,244,583
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 4.345% 10/15/08 (d)	30,000,000	30,028,077
Series 2001-B2 Class B2, 4.33% 1/15/09 (d)	30,353,000	30,398,800
Series 2002-B2 Class B2, 4.35% 10/15/09 (d)	20,000,000	20,076,876
Series 2002-B4 Class B4, 4.47% 3/15/10 (d)	14,800,000	14,902,873
Series 2003-B2 Class B2, 4.36% 10/15/10 (d)	1,530,000	1,544,431
Series 2003-B3 Class B3, 4.345% 1/18/11 (d)	1,130,000	1,136,068
Series 2003-B5 Class B5, 4.34% 2/15/11 (d)	705,000	709,961
Series 2005-C3 Class C, 4.2156% 3/15/11 (d)	22,170,000	22,178,868
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 4.48% 9/15/10 (d)	7,800,000	7,842,020

Annual Report

100

Asset Backed Securities continued
	Principal	Value
	Amount
MBNA Master Credit Card Trust II: – continued
Series 1998-G Class B, 4.37% 2/17/09 (d)	$20,000,000	$ 20,028,252
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 4.5375% 7/25/34 (d)	2,125,000	2,124,913
Class M2, 4.5875% 7/25/34 (d)	375,000	374,985
Class M3, 4.9875% 7/25/34 (d)	775,000	774,968
Class M4, 5.1375% 7/25/34 (d)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1
Class M1, 4.7375% 7/25/34 (d)	2,321,000	2,334,686
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 6.1375% 11/25/32 (d) .	2,370,000	2,422,701
Series 2003-NC5 Class M2, 6.0375% 4/25/33 (d)	2,800,000	2,824,177
Series 2003-NC6 Class M2, 5.5913% 6/27/33 (d)	12,835,000	13,174,880
Series 2003-NC7 Class M1, 4.7375% 6/25/33 (d)	1,785,000	1,790,428
Series 2003-NC8 Class M1, 4.7375% 9/25/33 (d)	2,350,000	2,379,882
Series 2004-HE6 Class A2, 4.3775% 8/25/34 (d)	5,570,704	5,587,885
Series 2004-NC2 Class M1, 4.5875% 12/25/33 (d) .	2,595,000	2,604,318
Series 2004-NC6 Class A2, 4.3775% 7/25/34 (d)	2,516,517	2,521,972
Series 2005-1:
Class M2, 4.5075% 12/25/34 (d)	4,425,000	4,429,651
Class M3, 4.5575% 12/25/34 (d)	4,000,000	4,008,476
Series 2005-HE1:
Class A3B, 4.2575% 12/25/34 (d)	3,885,000	3,889,159
Class M1, 4.4875% 12/25/34 (d)	1,100,000	1,103,689
Class M2, 4.5075% 12/25/34 (d)	2,970,000	2,974,258
Series 2005-HE2:
Class M1, 4.4375% 1/25/35 (d)	2,665,000	2,673,107
Class M2, 4.4775% 1/25/35 (d)	1,900,000	1,899,204
Series 2005-NC1:
Class M1, 4.4775% 1/25/35 (d)	2,425,000	2,434,945
Class M2, 4.5075% 1/25/35 (d)	2,425,000	2,427,570
Class M3, 4.5475% 1/25/35 (d)	2,425,000	2,431,926
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.8875% 2/25/32 (d)	1,510,288	1,511,461
Class M2, 5.4375% 2/25/32 (d)	4,603,090	4,608,908
Series 2001-NC4 Class M1, 5.0375% 1/25/32 (d)	3,827,881	3,835,822
Series 2002-AM3 Class A3, 4.5275% 2/25/33 (d)	705,709	708,519
Series 2002-HE1 Class M1, 4.6375% 7/25/32 (d)	5,860,000	5,893,761
Series 2002-HE2 Class M1, 4.7375% 8/25/32 (d)	9,925,000	9,960,791
Series 2002-NC3 Class A3, 4.3775% 8/25/32 (d)	147,864	148,087
Series 2002-OP1 Class M1, 4.7875% 9/25/32 (d)	3,894,745	3,905,510

101 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Morgan Stanley Dean Witter Capital I Trust: – continued
Series 2003-NC1:
Class M1, 5.0875% 11/25/32 (d)	$2,391,382	$2,405,650
Class M2, 6.0875% 11/25/32 (d)	1,880,000	1,896,152
New Century Home Equity Loan Trust:
Series 2003-2 Class M2, 6.0375% 1/25/33 (d)	4,600,000	4,662,422
Series 2003-6 Class M1, 4.7575% 1/25/34 (d)	5,180,000	5,212,467
Series 2005-1:
Class M1, 4.4875% 3/25/35 (d)	4,395,000	4,396,442
Class M2, 4.5175% 3/25/35 (d)	4,395,000	4,396,380
Class M3, 4.5575% 3/25/35 (d)	2,120,000	2,125,828
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 4.11% 6/15/09 (d)	10,770,981	10,778,573
Series 2004-A Class A4A, 4.04% 6/15/10 (d)	10,570,000	10,580,910
Series 2005-A Class A4, 4.05% 8/15/11 (d)	17,595,000	17,595,000
NovaStar Home Equity Loan Series 2004-1:
Class M1, 4.4875% 6/25/34 (d)	1,450,000	1,451,143
Class M4, 5.0125% 6/25/34 (d)	2,435,000	2,444,812
Ocala Funding LLC Series 2005-1A Class A, 5.5%
3/20/10 (a)(d)	3,675,000	3,675,000
Ownit Mortgage Loan Asset-Backed Certificates:
Series 2005-3 Class A2A, 4.1575% 6/25/36 (d)	14,515,775	14,516,348
Series 2005-4 Class A2A1, 4.19% 9/25/36 (d)	16,135,000	16,135,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.6675% 9/25/34 (d)	3,745,000	3,776,511
Class M2, 4.7175% 9/25/34 (d)	1,755,000	1,765,509
Class M3, 5.2875% 9/25/34 (d)	3,355,000	3,390,352
Class M4, 5.4875% 9/25/34 (d)	4,700,000	4,753,092
Series 2004-WCW2 Class A2, 4.4175%
10/25/34 (d)	5,824,706	5,837,945
Series 2005-WCH1:
Class A3B, 4.2575% 1/25/35 (d)	2,775,000	2,779,423
Class M2, 4.5575% 1/25/35 (d)	4,175,000	4,177,976
Class M3, 4.5975% 1/25/35 (d)	3,290,000	3,299,520
Class M5, 4.9175% 1/25/35 (d)	3,095,000	3,112,483
Series 2005-WHQ2 Class M7, 5.2875% 5/25/35 (d)	5,950,000	5,949,735
People’s Choice Home Loan Securities Trust Series
2005-2:
Class A1, 4.1475% 9/25/24 (d)	4,927,321	4,928,138
Class M4, 4.6675% 5/25/35 (d)	6,000,000	6,024,279

Annual Report

102

Asset Backed Securities continued
	Principal	Value
	Amount
Providian Gateway Master Trust Series 2002-B Class A,
4.67% 6/15/09 (a)(d)	$15,000,000	$ 15,012,471
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.6175% 5/25/35 (d)	1,040,000	1,044,401
Series 2005-KS7 Class A1, 4.1375% 8/25/35 (d)	9,636,299	9,635,938
Residential Asset Mortgage Products, Inc.:
Series 2004-RS10 Class MII2, 5.2875% 10/25/34 (d)	5,500,000	5,584,285
Series 2005-SP2 Class 1A1, 4.1875% 6/25/35 (d)	14,610,240	14,609,688
Salomon Brothers Mortgage Securities VII, Inc. Series
2003-HE1 Class A, 4.4375% 4/25/33 (d)	587,231	589,810
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 4.5675% 3/25/35 (d)	4,415,000	4,418,774
Series 2004-2 Class MV1, 4.6175% 8/25/35 (d)	4,495,000	4,506,945
Series 2005-1 Class A2B, 4.2575% 5/25/35 (d)	16,056,000	16,068,191
Securitized Asset Backed Receivables LLC Trust Series
2004-NC1 Class M1, 4.5575% 2/25/34 (d)	2,910,000	2,912,660
Specialty Underwriting & Residential Finance Series
2003-BC4 Class M1, 4.6375% 11/25/34 (d)	1,810,000	1,819,056
Structured Asset Securities Corp.:
Series 2004-GEL1 Class A, 4.3975% 2/25/34 (d)	846,212	846,179
Series 2005-5N Class 3A1A, 4.36% 11/25/35 (d)	16,485,000	16,485,000
Superior Wholesale Inventory Financing Trust VII Series
2003-A8 Class CTFS, 4.42% 3/15/11 (a)(d)	10,835,000	10,826,536
Superior Wholesale Inventory Financing Trust XII Series
2005-A12 Class C, 5.17% 6/15/10 (d)	6,840,000	6,851,853
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 4.4675% 9/25/34 (d)	1,638,761	1,646,869
Series 2003-6HE Class A1, 4.5075% 11/25/33 (d)	1,272,592	1,275,009
Series 2005-14HE Class AF1, 4.1875% 8/25/36 (d) .	8,103,933	8,101,960
Series 2005-8HE Class A1, 4.1575% 7/25/35 (a)(d)	6,537,368	6,537,120
Whinstone Capital Management Ltd. Series 1A Class B3,
5.25% 10/25/44 (a)(d)	22,670,000	22,670,000

TOTAL ASSET BACKED SECURITIES
(Cost $2,237,410,687)		2,243,469,956

Collateralized Mortgage Obligations 19.2%

Private Sponsor – 12.6%

Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 4.4375% 2/25/35 (d)	7,584,900	7,604,266
Series 2004-4 Class 5A2, 4.4375% 3/25/35 (d)	3,037,919	3,044,931
Series 2005-1 Class 5A2, 4.3675% 5/25/35 (d)	5,226,606	5,209,702

103 Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Adjustable Rate Mortgage Trust floater: – continued
Series 2005-10:
Class 5A1, 4.2975% 1/25/36 (d)		$14,636,473	$ 14,642,547
Class 5A2, 4.3575% 1/25/36 (d)		673,278	673,620
Series 2005-2:
Class 6A2, 4.3175% 6/25/35 (d)		2,345,886	2,347,353
Class 6M2, 4.5175% 6/25/35 (d)		10,145,000	10,144,959
Series 2005-3 Class 8A2, 4.2775% 7/25/35 (d)		15,594,232	15,604,103
Series 2005-4 Class 7A2, 4.2675% 8/25/35 (d)		7,729,948	7,734,926
Series 2005-8 Class 7A2, 4.3175% 11/25/35 (d)		6,961,922	6,966,454
American Home Mortgage Investment Trust Series
2005-4 Class 1A1, 4.3275% 3/25/35 (d)		11,074,068	11,074,068
Bear Stearns Adjustable Rate Mortgage Trust Series
2005-6 Class 1A1, 5.1587% 8/25/35 (d)		17,637,633	17,618,019
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 4.3175% 1/25/35 (d)		18,187,600	18,227,385
Series 2005-2 Class 1A1, 4.2875% 3/25/35 (d)		12,483,344	12,491,146
Series 2005-5 Class 1A1, 4.2575% 7/25/35 (d)		16,603,364	16,603,364
Countrywide Alternative Loan Trust planned
amortization class Series 2003-5T2 Class A2,
4.4375% 5/25/33 (d)		4,710,594	4,713,059
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 4.4375% 3/25/34 (d)		4,370,940	4,368,289
Series 2004-AR3 Class 6A2, 4.4075% 4/25/34 (d)		1,791,631	1,793,643
Series 2004-AR4 Class 5A2, 4.4075% 5/25/34 (d)		1,732,185	1,731,147
Series 2004-AR5 Class 11A2, 4.4075% 6/25/34 (d)		2,499,661	2,494,726
Series 2004-AR6 Class 9A2, 4.4075% 10/25/34 (d)		3,067,195	3,070,119
Series 2004-AR7 Class 6A2, 4.4175% 8/25/34 (d)		4,582,954	4,587,966
Series 2004-AR8 Class 8A2, 4.4175% 9/25/34 (d)		3,423,958	3,431,010
CWALT, Inc. floater Series 2005-56 Class 3A1,
4.3275% 11/25/35 (d)		8,393,362	8,393,362
First Horizon Mortgage pass thru Trust floater Series
2004-FL1 Class 2A1, 4.6706% 12/25/34 (d)		3,158,837	3,154,469
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.97% 12/21/24 (d)		5,300,000	5,297,516
Class B1, 4.02% 12/20/54 (d)		7,050,000	7,045,594
Class M1, 4.12% 12/20/54 (d)		5,300,000	5,296,688
Series 2005-2 Class C1, 4.6741% 12/20/54 (d)		7,975,000	7,972,508
Series 2005-4:
Class C1, 4.455% 12/20/54 (d)		6,800,000	6,794,688
Class M2, 4.305% 12/20/54 (d)		6,500,000	6,494,922

Annual Report	104

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 4.1% 3/20/44 (d)		$1,415,000	$ 1,415,221
Class 1C, 4.79% 3/20/44 (d)		4,075,000	4,087,734
Class 1M, 4.3% 3/20/44 (d)		4,935,000	4,938,856
Series 2004-2:
Class 1A2, 3.96% 6/20/28 (d)		4,162,129	4,162,129
Class 1B, 4.06% 6/20/44 (d)		786,975	787,068
Class 1C, 4.59% 6/20/44 (d)		2,865,039	2,869,516
Class 1M, 4.17% 6/20/44 (d)		2,104,806	2,103,930
Series 2004-3:
Class 1B, 4.05% 9/20/44 (d)		2,100,000	2,099,706
Class 1C, 4.48% 9/20/44 (d)		5,415,000	5,422,527
Class 1M, 4.16% 9/20/44 (d)		1,200,000	1,200,000
Harborview Mortgage Loan Trust floater Series 2005-2
Class 2A1A, 4.2169% 5/19/35 (d)		11,057,256	11,026,157
Holmes Financing No. 7 PLC floater Series 2 Class M,
4.95% 7/15/40 (d)		2,560,000	2,562,276
Holmes Financing No. 8 PLC floater Series 2:
Class A, 4.23% 4/15/11 (d)		25,000,000	25,011,720
Class B, 4.32% 7/15/40 (d)		2,695,000	2,696,684
Class C, 4.87% 7/15/40 (d)		10,280,000	10,318,550
Home Equity Asset Trust floater Series 2005-3 Class
2A1, 4.1275% 8/25/35 (d)		5,420,106	5,420,896
Homestar Mortgage Acceptance Corp. floater Series
2004-5 Class A1, 4.4875% 10/25/34 (d)		3,850,388	3,862,743
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 4.4075% 3/25/35 (d)		7,507,128	7,508,594
Series 2004-6 Class 1A2, 4.4275% 10/25/34 (d)		2,912,064	2,917,267
Series 2005-1:
Class M1, 4.4975% 4/25/35 (d)		2,910,758	2,908,484
Class M2, 4.5375% 4/25/35 (d)		5,095,876	5,092,890
Class M3, 4.5675% 4/25/35 (d)		1,250,396	1,249,419
Class M4, 4.7875% 4/25/35 (d)		737,939	738,832
Class M5, 4.8075% 4/25/35 (d)		737,939	737,939
Class M6, 4.8575% 4/25/35 (d)		1,180,701	1,180,240
Series 2005-2 Class 1A2, 4.3475% 4/25/35 (d)		11,979,616	11,970,257
Series 2005-3 Class A1, 4.2775% 8/25/35 (d)		13,855,192	13,835,167
Series 2005-4 Class 1B1, 5.3375% 5/25/35 (d)		4,802,714	4,796,711
Series 2005-6 Class 1M3, 4.6475% 10/25/35 (d)	.	3,288,184	3,288,205
Series 2005-7:
Class M1, 4.5175% 11/25/35 (d)		1,760,398	1,760,398

105			Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Impac CMB Trust floater: – continued
Series 2005-7:
Class M2, 4.5575% 11/25/35 (d)		$ 1,321,545	$1,321,545
Class M3, 4.6575% 11/25/35 (d)		6,597,753	6,597,753
Class M4, 4.6975% 11/25/35 (d)		3,160,738	3,160,738
Lehman Structured Securities Corp. floater Series
2005-1 Class A2, 4.4275% 9/26/45 (a)(d)		14,678,988	14,678,988
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 4.3075%
3/25/35 (d)		9,845,804	9,857,136
Series 2004-6 Class 4A2, 4.1657% 7/25/34 (d)		5,616,200	5,591,704
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 4.4275% 3/25/28 (d)		6,560,863	6,593,904
Series 2003-B Class A1, 4.3775% 4/25/28 (d)		6,872,995	6,910,549
Series 2003-D Class A, 4.3475% 8/25/28 (d)		6,231,345	6,240,406
Series 2003-E Class A2, 4.3831% 10/25/28 (d)		8,221,763	8,224,497
Series 2003-F Class A2, 4.7106% 10/25/28 (d)		10,892,134	10,893,340
Series 2004-A Class A2, 4.6206% 4/25/29 (d)		9,559,711	9,545,095
Series 2004-B Class A2, 3.79% 6/25/29 (d)		7,460,019	7,446,309
Series 2004-C Class A2, 3.95% 7/25/29 (d)		10,858,858	10,830,077
Series 2004-D Class A2, 4.4131% 9/25/29 (d)		8,028,772	8,030,671
Series 2004-E:
Class A2B, 4.7306% 11/25/29 (d)		7,068,178	7,056,076
Class A2D, 4.9206% 11/25/29 (d)		1,643,762	1,649,956
Series 2004-G Class A2, 3.95% 11/25/29 (d)		3,398,617	3,397,874
Series 2005-A Class A2, 4.6206% 2/25/30 (d)		9,503,014	9,494,621
Mortgage Asset Backed Securities Trust floater Series
2002-NC1 Class M1, 4.8875% 10/25/32 (d)		2,477,799	2,485,909
MortgageIT Trust floater:
Series 2004-2:
Class A1, 4.4075% 12/25/34 (d)		4,551,460	4,564,709
Class A2, 4.4875% 12/25/34 (d)		6,157,376	6,205,631
Series 2005-2 Class 1A1, 4.2975% 5/25/35 (d)		4,661,832	4,666,267
Opteum Mortgage Acceptance Corp. floater Series
2005-3 Class APT, 4.3275% 7/25/35 (d)		18,114,499	18,125,113
Permanent Financing No. 3 PLC floater Series 2 Class
C, 4.8838% 6/10/42 (d)		4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class
C, 4.5538% 6/10/42 (d)		15,400,000	15,475,238
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.4838% 6/10/42 (d)		4,215,000	4,240,489
Series 3 Class C, 4.6538% 6/10/42 (d)		8,890,000	8,978,900

Annual Report	106

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Permanent Financing No. 6 PLC floater Series 6 Class
2C, 4.2888% 6/10/42 (d)	$5,350,000	$5,344,539
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.9238% 6/10/42 (d)	2,000,000	1,999,747
Class 1C, 4.1138% 6/10/42 (d)	3,840,000	3,849,303
Class 2C, 4.1638% 6/10/42 (d)	8,065,000	8,052,714
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 4.1638% 6/10/42 (d)	7,165,000	7,161,496
Class 2C, 4.2338% 6/10/42 (d)	9,945,000	9,940,127
Residential Asset Mortgage Products, Inc.:
sequential pay Series 2003-SL1 Class 3A1, 7.125%
4/25/31	4,119,361	4,167,491
Series 2005-AR5 Class 1A1, 4.903% 9/19/35 (d)	4,889,795	4,861,800
Residential Finance LP/Residential Finance Development
Corp. floater Series 2003-A:
Class B4, 5.74% 3/10/35 (a)(d)	5,467,132	5,549,139
Class B5, 6.29% 3/10/35 (a)(d)	5,657,969	5,780,451
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 4.5375% 11/25/34 (d) .	2,107,156	2,115,813
Series 2003-RP2 Class A1, 4.4875% 6/25/33 (a)(d)	3,315,839	3,326,719
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 4.37% 9/20/33 (d)	9,319,902	9,312,393
Series 2003-7 Class A2, 3.835% 1/20/34 (d)	7,756,289	7,754,427
Series 2004-1 Class A, 4.15% 2/20/34 (d)	4,964,373	4,955,156
Series 2004-10 Class A4, 4.7% 11/20/34 (d)	8,610,164	8,610,454
Series 2004-3 Class A, 4.61% 5/20/34 (d)	8,547,809	8,517,022
Series 2004-4 Class A, 4.62% 5/20/34 (d)	10,827,309	10,821,335
Series 2004-5 Class A3, 3.77% 6/20/34 (d)	7,329,017	7,325,582
Series 2004-6:
Class A3A, 4.6575% 6/20/35 (d)	6,256,392	6,252,478
Class A3B, 4.08% 7/20/34 (d)	782,049	781,578
Series 2004-7:
Class A3A, 4.365% 8/20/34 (d)	6,310,983	6,302,327
Class A3B, 4.59% 7/20/34 (d)	1,135,629	1,138,148
Series 2004-8 Class A2, 4.41% 9/20/34 (d)	10,894,841	10,894,080
Series 2005-1 Class A2, 4.1% 2/20/35 (d)	6,482,716	6,423,622
Series 2005-2 Class A2, 4.29% 3/20/35 (d)	10,734,944	10,734,944
Series 2005-3 Class A1, 4.2% 5/20/35 (d)	8,079,028	8,067,692
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2001-14 Class A1, 4.3475% 7/25/35 (d)	10,509,687	10,509,687
Structured Asset Securities Corp. floater Series
2004-NP1 Class A, 4.4375% 9/25/33 (a)(d)	2,103,178	2,104,353

107		Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
			Principal	Value
			Amount
Private Sponsor continued
Thornburg Mortgage Securities Trust floater:
Series 2004-3 Class A, 4.4075% 9/25/34 (d)			$19,456,231	$ 19,503,848
Series 2005-3 Class A4, 4.3075% 10/25/35 (d)			17,145,173	17,145,173
WAMU Mortgage pass thru certificates floater:
Series 2005-AR11 Class A1C1, 4.2375%
8/25/45 (d)			13,783,094	13,766,411
Series 2005-AR13 Class A1C1, 4.2275%
10/25/45 (d)			24,096,000	24,096,000
Series 2005 AR6 Class 2A 1A, 4.2675%
4/25/45 (d)			5,889,413	5,871,883
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.6924% 8/25/34 (d)			19,585,545	19,472,865
Series 2005-AR12 Class 2A1, 4.3217% 7/25/35 (d)			27,787,900	27,382,116

TOTAL PRIVATE SPONSOR				891,646,523
U.S. Government Agency 6.6%
Fannie Mae:
floater:
Series 2000-38 Class F, 4.48% 11/18/30 (d)			995,921	1,003,966
Series 2000-40 Class FA, 4.5375% 7/25/30 (d)		.	2,190,892	2,200,400
Series 2002-89 Class F, 4.3375% 1/25/33 (d)			3,187,694	3,191,828
target amortization class Series G94-2 Class D,
6.45% 1/25/24			4,292,048	4,366,145
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 4.38% 8/18/31 (d)			2,301,689	2,310,006
Series 2001-38 Class QF, 5.0175% 8/25/31 (d)		.	9,222,276	9,415,477
Series 2001-44 Class FB, 4.3375% 9/25/31 (d)			2,051,921	2,057,720
Series 2001-46 Class F, 4.38% 9/18/31 (d)			5,909,533	5,943,157
Series 2002-11 Class QF, 4.5375% 3/25/32 (d)		.	4,100,362	4,136,788
Series 2002-36 Class FT, 4.5375% 6/25/32 (d)			1,384,520	1,396,568
Series 2002-64 Class FE, 4.33% 10/18/32 (d)			2,067,724	2,075,862
Series 2002-65 Class FA, 4.3375% 10/25/17 (d)			2,186,401	2,187,173
Series 2002-74 Class FV, 4.4875% 11/25/32 (d) .			7,648,005	7,705,114
Series 2003-11:
Class DF, 4.4875% 2/25/33 (d)			2,733,089	2,754,235
Class EF, 4.4875% 2/25/33 (d)			1,960,271	1,983,566
Series 2003-119 Class FK, 4.5375% 5/25/18 (d)			2,500,000	2,524,026
Series 2003-131 Class FM, 4.4375% 12/25/29 (d)			3,376,656	3,387,013
Series 2003-15 Class WF, 4.3875% 8/25/17 (d)		.	5,280,328	5,301,540
Series 2003-63 Class F1, 4.3375% 11/25/27 (d)			5,394,619	5,396,503

Annual Report	108

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
U.S. Government Agency continued
Fannie Mae guaranteed REMIC pass thru certificates: -
continued
floater:
Series 2005-45 Class XA, 4.3775% 6/25/35 (d)	.	$73,249,659	$ 73,200,530
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27		590,521	589,119
Series 2001-62 Class PG, 6.5% 10/25/30		2,511,215	2,510,355
Series 2001-76 Class UB, 5.5% 10/25/13		309,366	308,621
Series 2002-16 Class QD, 5.5% 6/25/14		218,824	218,885
Series 2002-28 Class PJ, 6.5% 3/25/31		3,203,563	3,200,583
Series 2002-8 Class PD, 6.5% 7/25/30		1,881,871	1,883,967
Series 2005-72 Class FG, 4.2875% 5/25/35 (d)	.	51,057,386	50,398,399
Freddie Mac:
floater:
Series 2510 Class FE, 4.37% 10/15/32 (d)		5,615,165	5,648,291
0% 9/15/35 (d)		854,545	839,590
planned amortization class Series 2353 Class PC,
6.5% 9/15/15		819,058	819,247
Freddie Mac Manufactured Housing participation
certificates guaranteed floater Series 2338 Class FJ,
4.17% 7/15/31 (d)		4,843,627	4,743,688
Freddie Mac Multi-class participation certificates
guaranteed:
floater:
Series 2395 Class FA, 4.57% 6/15/29 (d)		1,061,071	1,067,691
Series 2406:
Class FP, 4.95% 1/15/32 (d)		10,161,927	10,435,429
Class PF, 4.95% 12/15/31 (d)		8,125,000	8,282,268
Series 2410 Class PF, 4.95% 2/15/32 (d)		18,644,444	19,089,093
Series 2474 Class FJ, 4.32% 7/15/17 (d)		4,218,175	4,205,962
Series 2526 Class FC, 4.37% 11/15/32 (d)		2,911,348	2,921,401
Series 2538 Class FB, 4.37% 12/15/32 (d)		6,057,691	6,087,551
Series 2551 Class FH, 4.42% 1/15/33 (d)		2,851,273	2,863,125
Series 2553 Class FB, 4.47% 3/15/29 (d)		21,880,000	21,568,761
Series 2577 Class FW, 4.47% 1/15/30 (d)		17,245,000	17,337,309
Series 2861:
Class GF, 4.27% 1/15/21 (d)		4,612,987	4,616,961
Class JF, 4.27% 4/15/17 (d)		6,734,770	6,730,054
Series 2994 Class FB, 4.12% 6/15/20 (d)		6,534,535	6,517,744
planned amortization class:
Series 2136 Class PE, 6% 1/15/28		9,612,165	9,632,449
Series 2394 Class ND, 6% 6/15/27		68,498	68,375
Series 2395 Class PE, 6% 2/15/30		3,815,362	3,829,008

109			Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates
guaranteed: – continued
planned amortization class:
Series 2398 Class DK, 6.5% 1/15/31	$ 184,650	$184,511
Series 2410 Class ML, 6.5% 12/15/30	588,224	588,194
Series 2420 Class BE, 6.5% 12/15/30	469,381	468,777
Series 2443 Class TD, 6.5% 10/15/30	1,310,729	1,312,874
Series 2461 Class PG, 6.5% 1/15/31	1,618,427	1,625,038
Series 2650 Class FV, 4.37% 12/15/32 (d)	13,874,304	13,638,281
Series 2776 Class UJ, 4.5% 5/15/20 (e)	6,428,126	285,631
Series 2828 Class JA, 4.5% 1/15/10	10,477,886	10,454,508
Series 3013 Class AF, 4.22% 5/15/35 (d)	80,518,692	80,202,101
sequential pay Series 2430 Class ZE, 6.5% 8/15/27	189,756	189,415
Ginnie Mae guaranteed REMIC pass thru securities
floater:
Series 2001-46 Class FB, 4.32% 5/16/23 (d)	2,745,384	2,758,274
Series 2001-50 Class FV, 4.17% 9/16/27 (d)	8,430,463	8,429,377
Series 2002-24 Class FX, 4.52% 4/16/32 (d)	2,371,980	2,394,249
Series 2002-31 Class FW, 4.37% 6/16/31 (d)	3,254,054	3,273,493
Series 2002-5 Class KF, 4.37% 8/16/26 (d)	423,079	423,157

TOTAL U.S. GOVERNMENT AGENCY		465,179,423

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,359,764,567)		1,356,825,946

Commercial Mortgage Securities 5.2%

Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 4.29% 11/15/15 (a)(d)	5,038,226	5,042,271
Series 2005-BBA6:
Class B, 4.18% 1/15/19 (a)(d)	2,800,000	2,799,791
Class C, 4.22% 1/15/19 (a)(d)	2,857,948	2,857,486
Class D, 4.27% 1/15/19 (a)(d)	2,800,000	2,799,782
Class E, 4.31% 1/15/19 (a)(d)	1,750,000	1,749,859
Class F, 4.36% 1/15/19 (a)(d)	1,170,000	1,169,906
Class G, 4.39% 1/15/19 (a)(d)	915,000	914,926
Series 2005-BOCA:
Class H, 4.92% 12/15/16 (a)(d)	2,065,000	2,062,582
Class J, 5.07% 12/15/16 (a)(d)	1,020,000	1,018,806
Class K, 5.32% 12/15/16 (a)(d)	6,659,000	6,684,287

Annual Report

110

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bank of America Large Loan, Inc.:
floater Series 2005-ESHA:
Class F, 4.6956% 7/14/08 (a)(d)	$ 6,395,000	$6,394,404
Class G, 4.8256% 7/14/08 (a)(d)	4,355,000	4,354,593
Class H, 5.0456% 7/14/08 (a)(d)	5,365,000	5,364,496
Series 2005-ESHA Class X1, 0.266%
7/14/08 (a)(d)(e)	334,645,000	4,876,748
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.2213% 8/25/33 (a)(d)	6,131,942	6,204,790
Series 2003-2:
Class A, 4.6175% 12/25/33 (a)(d)	12,795,257	12,951,661
Class M1, 4.8875% 12/25/33 (a)(d)	2,082,222	2,116,564
Series 2004-1:
Class A, 4.3975% 4/25/34 (a)(d)	6,104,696	6,107,565
Class B, 5.9375% 4/25/34 (a)(d)	634,254	641,513
Class M1, 4.5975% 4/25/34 (a)(d)	554,972	557,400
Class M2, 5.2375% 4/25/34 (a)(d)	475,691	481,265
Series 2004-2:
Class A, 4.4675% 8/25/34 (a)(d)	6,050,490	6,063,741
Class M1, 4.6175% 8/25/34 (a)(d)	1,950,939	1,958,560
Series 2004-3:
Class A1, 4.4075% 1/25/35 (a)(d)	6,413,935	6,420,926
Class A2, 4.4575% 1/25/35 (a)(d)	891,444	891,723
Class M1, 4.5375% 1/25/35 (a)(d)	1,068,989	1,070,435
Class M2, 5.0375% 1/25/35 (a)(d)	697,167	701,313
Series 2005-2A:
Class M1, 4.5075% 8/25/35 (a)(d)	1,285,466	1,285,466
Class M2, 4.5275% 8/25/35 (a)(d)	2,116,075	2,116,075
Class M3, 4.5875% 8/25/35 (a)(d)	1,171,752	1,171,752
Class M4, 4.7375% 8/25/35 (a)(d)	1,077,814	1,077,814
Series 2005-3A:
Class A1, 4.3575% 11/25/35 (a)(d)	6,384,023	6,384,023
Class M1, 4.4775% 11/25/35 (a)(d)	898,455	898,455
Class M2, 4.5275% 11/25/35 (a)(d)	1,262,829	1,262,829
Class M3, 4.5475% 11/25/35 (a)(d)	1,128,060	1,128,060
Class M4, 4.6375% 11/25/35 (a)(d)	1,407,580	1,407,580
Bear Stearns Commercial Mortgage Securities, Inc.
floater:
Series 2003 BA1A:
Class JFCM, 5.5456% 4/14/15 (a)(d)	1,344,296	1,346,856
Class KFCM, 5.7956% 4/14/15 (a)(d)	1,436,661	1,439,544
Class LFCM, 6.1956% 4/14/15 (a)(d)	1,601,905	1,601,894
Class MFCM, 6.4956% 4/14/15 (a)(d)	2,218,251	2,218,234

111 Annual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bear Stearns Commercial Mortgage Securities, Inc.
floater: – continued
Series 2004-BBA3 Class E, 4.67% 6/15/17 (a)(d)	$10,415,000	$10,456,288
Chase Commercial Mortgage Securities Corp. floater
Series 2000-FL1A:
Class B, 4.39% 12/12/13 (a)(d)	64,803	63,507
Class C, 4.74% 12/12/13 (a)(d)	1,793,345	1,793,345
COMM floater:
Series 2001-FL5A Class E, 5.47% 11/15/13 (a)(d)	2,993,291	2,992,245
Series 2002-FL6:
Class F, 5.42% 6/14/14 (a)(d)	11,163,000	11,177,655
Class G, 5.87% 6/14/14 (a)(d)	5,000,000	4,999,069
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 4.27% 9/15/14 (a)(d)	3,570,000	3,572,874
Class G, 4.95% 9/15/14 (a)(d)	1,345,000	1,345,496
Class H, 5.05% 9/15/14 (a)(d)	1,430,000	1,430,527
Class J, 5.57% 9/15/14 (a)(d)	490,000	491,238
Class K, 5.97% 9/15/14 (a)(d)	770,000	771,276
Class L, 6.17% 9/15/14 (a)(d)	625,000	624,798
Series 2004-HTL1:
Class B, 4.42% 7/15/16 (a)(d)	426,802	427,044
Class D, 4.52% 7/15/16 (a)(d)	969,949	970,093
Class E, 4.72% 7/15/16 (a)(d)	694,177	694,400
Class F, 4.77% 7/15/16 (a)(d)	734,671	735,046
Class H, 5.27% 7/15/16 (a)(d)	2,129,763	2,130,390
Class J, 5.42% 7/15/16 (a)(d)	818,412	818,653
Class K, 6.32% 7/15/16 (a)(d)	921,324	921,070
Series 2005-F10A:
Class B, 4.2% 4/15/17 (a)(d)	7,080,000	7,074,745
Class C, 4.24% 4/15/17 (a)(d)	3,006,000	3,000,535
Class D, 4.28% 4/15/17 (a)(d)	2,440,000	2,437,716
Class E, 4.34% 4/15/17 (a)(d)	1,821,000	1,819,296
Class F, 4.38% 4/15/17 (a)(d)	1,035,000	1,034,716
Class G, 4.52% 4/15/17 (a)(d)	1,035,000	1,034,944
Class H, 4.59% 4/15/17 (a)(d)	1,035,000	1,034,375
Class I, 4.82% 4/15/17 (a)(d)	335,000	334,615
Class MOA3, 4.27% 3/15/20 (a)(d)	4,590,000	4,589,759
CS First Boston Mortgage Securities Corp.:
floater:
Series 2004-FL1 Class B, 4.42% 5/15/14 (a)(d)	11,230,000	11,243,092
Series 2004-HC1:
Class A2, 4.47% 12/15/21 (a)(d)	1,475,000	1,474,994

Annual Report

112

Commercial Mortgage Securities continued
		Principal	Value
		Amount
CS First Boston Mortgage Securities Corp.: – continued
floater:
Series 2004-HC1:
Class B, 4.72% 12/15/21 (a)(d)		$3,835,000	$3,834,985
Series 2004-TF2A Class E, 4.39% 11/15/19 (a)(d)		4,450,000	4,451,407
Series 2004-TFL1:
Class A2, 4.16% 2/15/14 (a)(d)		2,468,541	2,468,496
Class E, 4.52% 2/15/14 (a)(d)		2,800,000	2,802,156
Class F, 4.57% 2/15/14 (a)(d)		2,325,000	2,327,270
Class G, 4.82% 2/15/14 (a)(d)		1,875,000	1,878,331
Class H, 5.07% 2/15/14 (a)(d)		1,400,000	1,403,155
Class J, 5.37% 2/15/14 (a)(d)		750,000	753,096
Series 2005-TF2A Class F, 4.47% 11/15/19 (a)(d)	.	1,540,000	1,541,397
Series 2005-TFLA:
Class C, 4.21% 2/15/20 (a)(d)		5,650,000	5,649,977
Class E, 4.3% 2/15/20 (a)(d)		3,955,000	3,954,984
Class F, 4.35% 2/15/20 (a)(d)		1,745,000	1,744,993
Class G, 4.49% 2/15/20 (a)(d)		505,000	504,998
Class H, 4.72% 2/15/20 (a)(d)		715,000	714,997
sequential pay Series 1997-C2 Class A2, 6.52%
1/17/35		216,019	216,340
GMAC Commercial Mortgage Securities, Inc. floater
Series 2001-FL1A Class E, 4.79% 2/11/11 (a)(d)		149,543	148,685
GS Mortgage Securities Corp. II floater Series
2005-FL7A Class A1, 4.05% 11/6/19 (a)(d)		4,485,077	4,484,848
John Hancock Tower Mortgage Trust floater Series
2003-C5A Class B, 6.4245% 4/10/15 (a)(d)		8,245,000	8,245,000
Lehman Brothers Floating Rate Commercial Mortgage
Trust floater:
Series 2003 LLFA:
Class A2, 4.3356% 12/16/14 (a)(d)		11,700,000	11,704,021
Class B, 4.5456% 12/16/14 (a)(d)		4,615,000	4,621,689
Class C, 4.6456% 12/16/14 (a)(d)		4,982,000	4,991,057
Series 2005-LLFA Class FAIR, 5.62% 7/15/18 (a)(d)	.	4,360,000	4,360,000
Morgan Stanley Capital I, Inc. floater Series 2005-XLF:
Class B, 4.18% 8/15/19 (a)(d)		6,705,000	6,583,683
Class C, 4.21% 8/15/19 (a)(d)		525,000	515,513
Class D, 4.23% 8/15/19 (a)(d)		1,915,000	1,880,424
Class E, 4.25% 8/15/19 (a)(d)		1,745,000	1,713,521
Class F, 4.29% 8/15/19 (a)(d)		1,220,000	1,198,029
Class G, 4.34% 8/15/19 (a)(d)		870,000	854,366
Class H, 4.36% 8/15/19 (a)(d)		695,000	682,522
Class J, 4.43% 8/15/19 (a)(d)		525,000	515,603
Morgan Stanley Dean Witter Capital I Trust floater Series
2002-XLF Class F, 6.03% 8/5/14 (a)(d)		4,686,084	4,686,077

113 Annual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Salomon Brothers Mortgage Securities VII, Inc.:
floater Series 2001-CDCA:
Class C, 4.77% 2/15/13 (a)(d)	$ 4,711,321	$ 4,701,102
Class D, 4.77% 2/15/13 (a)(d)	4,000,000	3,987,840
Series 2000-NL1 Class E, 7.0607% 10/15/30 (a)(d) .	3,154,031	3,159,372
SDG Macerich Properties LP floater Series 2000-1 Class
A3, 4.31% 5/15/09 (a)(d)	18,000,000	17,994,375
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A
Class A, 4.5175% 3/24/18 (a)(d)	6,810,222	6,810,222
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2004-WHL3:
Class A2, 4.15% 3/15/14 (a)(d)	3,510,000	3,510,547
Class E, 4.47% 3/15/14 (a)(d)	2,190,000	2,191,214
Class F, 4.52% 3/15/14 (a)(d)	1,755,000	1,755,936
Class G, 4.75% 3/15/14 (a)(d)	875,000	875,604
Series 2005-WL5A:
Class KHP1, 4.32% 1/15/18 (a)(d)	1,745,000	1,744,817
Class KHP2, 4.52% 1/15/18 (a)(d)	1,745,000	1,747,856
Class KHP3, 4.82% 1/15/18 (a)(d)	2,060,000	2,062,158
Class KHP4, 4.92% 1/15/18 (a)(d)	1,600,000	1,602,287
Class KHP5, 5.12% 1/15/18 (a)(d)	1,855,000	1,846,325
Series 2005-WL6A:
Class A2, 3.92% 10/15/17 (a)(d)	7,695,000	7,694,699
Class B, 3.97% 10/15/17 (a)(d)	1,540,000	1,539,940
Class D, 4.03% 10/15/17 (a)(d)	3,090,000	3,089,879
Series 2005-WL6A Class AP. 5.24% 10/15/17 (a)(d)	10,000,000	9,999,609

TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $366,509,367)		366,835,178

Certificates of Deposit 2.5%

Credit Agricole SA euro 4.505% 10/16/06	30,000,000	29,953,947
Credit Industriel et Commercial yankee 4.535%
10/17/06	30,000,000	29,962,173
DEPFA BANK PLC yankee 4.265% 9/1/06	30,000,000	29,902,611
Deutsche Bank AG yankee 4.21% 8/24/06	30,000,000	29,900,997
HBOS Treasury Services PLC yankee 4.52% 10/18/06	30,000,000	29,958,372
Societe Generale euro 4.51% 10/16/06	30,000,000	29,955,822

TOTAL CERTIFICATES OF DEPOSIT
(Cost $180,000,000)		179,633,922

Annual Report

114

Commercial Paper 0.4%
	Principal	Value
	Amount
Viacom, Inc. 4.23% 11/29/05
(Cost $28,904,590)	$29,000,000	$ 28,843,255
Interfund Loans 0.7%
With Fidelity Fund, at 4.18%, due 11/1/05 (b)
(Cost $48,550,000)	48,550,000	48,550,000

Cash Equivalents 35.7%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading
account at 4.03%, dated 10/31/05 due 11/1/05) (g)	$2,233,608,107	2,233,358,000
With Goldman Sachs & Co. at 4.16%, dated 8/23/05
due 11/21/05 (Collateralized by Corporate
Obligations valued at $304,500,000, 6.88%–
13.25%, 11/1/08 - 3/1/32) (d)(f)	293,016,000	290,000,000
TOTAL CASH EQUIVALENTS
(Cost $2,523,358,000)		2,523,358,000

TOTAL INVESTMENT PORTFOLIO	100.9%
(Cost $7,135,123,406)		7,137,591,561

NET OTHER ASSETS – (0.9)%		(64,709,737)
NET ASSETS 100%		$ 7,072,881,824

	115	Annual Report

Investments (Unaudited) continued

Futures Contracts
	Expiration	Underlying Face	Unrealized
	Date	Amount at	Appreciation/
		Value	(Depreciation)
Sold

Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$72,182,400	$74,041
49 Eurodollar 90 Day Index Contracts	March 2006	48,419,962	72,749
32 Eurodollar 90 Day Index Contracts	June 2006	31,614,000	47,847
32 Eurodollar 90 Day Index Contracts	Sept. 2006	31,612,400	46,472
31 Eurodollar 90 Day Index Contracts	Dec. 2006	30,624,900	41,001
29 Eurodollar 90 Day Index Contracts	March 2007	28,650,913	35,347
22 Eurodollar 90 Day Index Contracts	June 2007	21,734,625	23,262
21 Eurodollar 90 Day Index Contracts	Sept. 2007	20,745,638	22,379
20 Eurodollar 90 Day Index Contracts	Dec. 2007	19,756,250	21,370
20 Eurodollar 90 Day Index Contracts	March 2008	19,755,500	21,120
13 Eurodollar 90 Day Index Contracts	June 2008	12,840,263	18,586
12 Eurodollar 90 Day Index Contracts	Sept. 2008	11,851,800	17,202
5 Eurodollar 90 Day Index Contracts	Dec. 2008	4,937,813	5,043
3 Eurodollar 90 Day Index Contracts	March 2009	2,962,575	3,013

TOTAL EURODOLLAR CONTRACTS			$449,432

Swap Agreements
	Expiration	Notional	Value
	Date	Amount

Credit Default Swap
Receive from Citibank, upon default event
of DaimlerChrysler NA Holding Corp.,
par value of the notional amount of
DaimlerChrysler NA Holding Corp. 6.5%
11/15/13, and pay quarterly notional
amount multiplied by .8%	June 2007	$14,000,000	$ (132,143)
Receive quarterly notional amount
multiplied by .48% and pay Goldman
Sachs upon default event of TXU Energy
Co. LLC, par value of the notional amount
of TXU Energy Co. LLC 7% 3/15/13	Sept. 2008	13,540,000	(96,730)
Receive quarterly notional amount
multiplied by .78% and pay Goldman
Sachs upon default event of TXU Energy,
par value of the notional amount of TXU
Energy Co. LLC 7% 3/15/13	Dec. 2008	10,650,000	(10,857)

TOTAL CREDIT DEFAULT SWAP		38,190,000	(239,730)

Annual Report

116

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Total Return Swap
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 30 basis points and pay
monthly notional amount multiplied by
the nominal spread deprecation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	$67,500,000	$82,338
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 15 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	48,200,000	52,570
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 25 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by modified duration fac-
tor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	34,590
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 22 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Jan. 2006	35,100,000	39,424

117 Annual Report

Investments (Unaudited) continued

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 7.5 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Nov. 2005	$ 35,100,000	$23,383
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Home Equity
Index and pay monthly a floating rate
based on 1-month LIBOR with Lehman
Brothers, Inc.	May 2006	34,600,000	0
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Index and
pay monthly a floating rate based on the
1-month LIBOR minus 11.1 basis points
with Lehman Brothers, Inc.	Nov. 2005	30,000,000	15,466

TOTAL TOTAL RETURN SWAP		280,500,000	247,771

		$ 318,690,000	$8,041

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $635,471,501
or 9.0% of net assets.

(b) Affiliated entity.

(c) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $993,762.

(d) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(e) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

(f) The maturity amount is based on the
rate at period end.

Annual Report 118

(g) Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement/	Value
Counterparty
$2,233,358,000 due
11/1/05 at 4.03%
Banc of America
Securities LLC.	$ 259,759,905
Bank of America,
National Association	173,173,270
Barclays Capital Inc.	619,094,441
Countrywide Securities
Corporation	173,173,270
Goldman Sachs & Co.	259,759,905
Morgan Stanley & Co.
Incorporated	293,817,373
UBS Securities LLC	346,346,542
Wachovia Capital
Markets, LLC	21,646,659
WestLB AG	86,586,635
$ 2,233,358,000

Income Tax Information

At October 31, 2005, the aggregate cost of investment securities for income tax purposes was $7,134,872,281. Net unrealized appreciation aggregated $2,719,280, of which $9,555,121 related to appreciated investment securities and $6,835,841 related to depreciated investment securities.

119 Annual Report

Annual Report

120

121 Annual Report

Annual Report

122

123 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
Fidelity Management &
Research (U.K.) Inc.
Fidelity Management &
Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity Investments Money
Management, Inc.
Fidelity International
Investment Advisors
Fidelity International
Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

SFI-UANN-1205 1.784769.102

Fidelity® Advisor Short Fixed-Income Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	45	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	54	Notes to the financial statements.
Report of Independent	65
Registered Public
Accounting Firm
Trustees and Officers	66
Distributions	77
Proxy Voting Results	78
Board Approval of	80
Investment Advisory
Contracts and
Management Fees
Central Fund Investments	89	Complete list of investments for Fidelity’s
		fixed-income central funds.

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public
Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s port folio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guaran tee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Institutional ClassA	1.14%	4.46%	4.99%

A The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b 1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares’ 0.15% 12b 1 fee.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Short Fixed Income Fund Institutional Class on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® 1 3 Year Government/Credit Bond Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Andrew Dudley, Portfolio Manager of Fidelity® Advisor Short Fixed Income Fund

Since its first full year of existence in 1976, the Lehman Brothers® Aggregate Bond Index has had only two calendar years of losses in 1994 and 1999. Whether bonds suffer a similar fate in 2005 remains to be seen. But despite a host of challenges, the Lehman Brothers index managed to gain 1.13% for the 12 month period ending October 31, 2005. It was a volatile climate for investment grade debt. The Federal Reserve Board raised short term interest rates eight times, which lifted the federal funds rate from 1.75% to 3.75% and curbed bond returns. Inflation which can lessen the value of fixed income investments also was a near constant threat. Concern about a potential recession was further cause for alarm, particularly as the yield curve moved closer to becoming inverted. In that scenario, longer term yields, which are typically higher to compensate for the added risk of a longer term investment, fall below short term yields. Against this backdrop, bond prices fell in three of the period’s final four months.

During the past year, the fund’s Institutional Class shares returned 1.14% . For the same 12 month period, the Lehman Brothers 1 3 Year Government/Credit Bond Index returned 0.80% and the LipperSM Short Investment Grade Debt Funds Average gained 1.09% . The biggest boost relative to the index came from effective yield curve positioning, which refers to how the fund’s assets were distributed across a range of maturities. The fund benefited from my decision to invest in Fidelity Ultra Short Central Fund a diversified internal pool of short term assets designed to outperform cash like investments with similar risk characteristics as well as bonds with maturities longer than two years. This “barbell” strategy helped provide a better total return as the yield curve flattened. Good sector selection also helped drive favorable results for the fund, with my expanding focus on better performing non government bonds being a major positive. In particular, allocations to asset backed and mortgage securities performed best. Within the asset backed sector, my decision to emphasize home equity securities was a plus, because they were among the market’s best performers for the year. Detracting modestly from performance in the corporate sector was my small stake in the automobile industry, which came under pressure as that group struggled.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the fund, as a shareholder in the underlying affiliated central fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central fund. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7 Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,007.50	$4.20**
HypotheticalA	$1,000.00	$1,021.02	$4.23**
Class T
Actual	$1,000.00	$1,007.70	$4.00**
HypotheticalA	$1,000.00	$1,021.22	$4.02**
Class B
Actual	$1,000.00	$1,003.70	$7.98**
HypotheticalA	$1,000.00	$1,017.24	$8.03**
Class C
Actual	$1,000.00	$1,003.50	$8.18**
HypotheticalA	$1,000.00	$1,017.04	$8.24**
Institutional Class
Actual	$1,000.00	$1,008.70	$3.04**
HypotheticalA	$1,000.00	$1,022.18	$3.06**

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying affiliated central fund in which the fund invests are not included in the fund’s annualized expense ratio.

Annualized
Expense Ratio
Class A	83%**
Class T	79%**
Class B	1.58%**
Class C	1.62%**
Institutional Class	60%**

Annual Report

8

** If contractual expense reductions, effective June 1, 2005, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense
	Ratio	Expenses Paid

Class A	.81%
Actual		$4.10
HypotheticalA		$4.13
Class T	.78%
Actual		$3.95
HypotheticalA		$3.97
Class B	1.55%
Actual		$7.83
HypotheticalA		$7.88
Class C	1.59%
Actual		$8.03
HypotheticalA		$8.08
Institutional Class	.59%
Actual		$2.99
HypotheticalA		$3.01

A 5% return per year before expenses

9 Annual Report

Investment Changes

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of October 31, 2005
6 months ago
Years	2.9	2.7

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of October 31, 2005
6 months ago
Years	1.5	1.6

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central fund.

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets
Nonconvertible Bonds 20.9%
	Principal	Value
	Amount	(Note 1)

CONSUMER DISCRETIONARY – 2.0%
Auto Components 0.2%
DaimlerChrysler NA Holding Corp. 4.43% 5/24/06 (d)	$ 2,800,000	$ 2,807,039
Media – 1.8%
British Sky Broadcasting Group PLC (BSkyB) yankee
7.3% 10/15/06	2,350,000	2,401,204
Continental Cablevision, Inc.:
8.3% 5/15/06	1,200,000	1,222,260
9% 9/1/08	3,400,000	3,734,438
Cox Communications, Inc.:
3.875% 10/1/08	2,680,000	2,583,726
6.4% 8/1/08	795,000	810,081
7.75% 8/15/06	2,600,000	2,654,902
Hearst-Argyle Television, Inc. 7% 11/15/07	1,500,000	1,547,270
Lenfest Communications, Inc. 10.5% 6/15/06	1,225,000	1,283,188
Liberty Media Corp.:
5.37% 9/17/06 (d)	3,203,000	3,224,941
7.75% 7/15/09	2,350,000	2,449,038
Univision Communications, Inc.:
3.5% 10/15/07	535,000	517,909
3.875% 10/15/08	1,095,000	1,050,133
		23,479,090

TOTAL CONSUMER DISCRETIONARY		26,286,129

CONSUMER STAPLES 0.6%
Food Products 0.3%
Kraft Foods, Inc. 5.25% 6/1/07	3,265,000	3,284,799
Tobacco 0.3%
Altria Group, Inc. 5.625% 11/4/08	2,000,000	2,028,412
Philip Morris Companies, Inc. 6.375% 2/1/06	2,000,000	2,007,558
		4,035,970

TOTAL CONSUMER STAPLES		7,320,769

ENERGY 1.9%
Energy Equipment & Services – 0.1%
Cooper Cameron Corp. 2.65% 4/15/07	1,335,000	1,287,896
Oil, Gas & Consumable Fuels – 1.8%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (a)	1,865,000	1,832,931
Delek & Avner Yam Tethys Ltd. 5.326% 8/1/13 (a)	2,408,080	2,353,031

See accompanying notes which are an integral part of the financial statements.

11		Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Duke Capital LLC:
4.37% 3/1/09	$2,045,000	$1,993,437
7.5% 10/1/09	2,700,000	2,905,562
Enterprise Products Operating LP:
4% 10/15/07	2,775,000	2,713,753
4.625% 10/15/09	3,070,000	2,977,811
Kinder Morgan Energy Partners LP 5.35% 8/15/07	1,400,000	1,405,851
Pemex Project Funding Master Trust 6.125% 8/15/08	4,535,000	4,632,503
Petroleum Export Ltd.:
4.623% 6/15/10 (a)	1,515,000	1,499,986
4.633% 6/15/10 (a)	910,000	900,982
		23,215,847

TOTAL ENERGY		24,503,743

FINANCIALS – 7.3%
Capital Markets 0.7%
Bank of New York Co., Inc.:
3.4% 3/15/13 (d)	2,750,000	2,647,659
4.25% 9/4/12 (d)	1,285,000	1,268,725
Goldman Sachs Group LP 7.2% 11/1/06 (a)	500,000	511,443
Lehman Brothers Holdings, Inc.:
4% 1/22/08	195,000	191,501
6.25% 5/15/06	2,795,000	2,817,969
6.625% 2/5/06	120,000	120,652
Merrill Lynch & Co., Inc. 3.7% 4/21/08	1,400,000	1,361,776
		8,919,725
Commercial Banks – 0.7%
Australia & New Zealand Banking Group Ltd. yankee
7.55% 9/15/06	405,000	414,587
Bank of America Corp.:
7.125% 9/15/06	1,750,000	1,783,786
7.4% 1/15/11	275,000	303,578
Bank One Corp. 6% 8/1/08	975,000	1,002,520
Corporacion Andina de Fomento yankee 7.25% 3/1/07	965,000	991,763
First National Boston Corp. 7.375% 9/15/06	1,145,000	1,169,406

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

FINANCIALS – continued
Commercial Banks – continued
Korea Development Bank:
3.875% 3/2/09	$2,700,000	$2,596,752
4.75% 7/20/09	1,500,000	1,479,990
		9,742,382
Consumer Finance – 1.7%
American General Finance Corp. 4.5% 11/15/07	1,115,000	1,106,891
Ford Motor Credit Co.:
4.95% 1/15/08	1,990,000	1,866,280
6.5% 1/25/07	8,430,000	8,329,961
Household Finance Corp.:
4.125% 12/15/08	705,000	687,563
4.75% 5/15/09	1,563,000	1,545,855
6.4% 6/17/08	2,070,000	2,142,870
Household International, Inc. 8.875% 2/15/08	2,025,000	2,048,352
HSBC Finance Corp. 4.125% 3/11/08	4,145,000	4,076,048
		21,803,820
Diversified Financial Services – 0.3%
CC Funding Trust I 6.9% 2/16/07	2,040,000	2,085,761
J.P. Morgan & Co., Inc. 6.25% 1/15/09	1,075,000	1,113,328
Prime Property Funding II 6.25% 5/15/07 (a)	1,000,000	1,019,412
		4,218,501
Insurance – 0.6%
The Chubb Corp. 4.934% 11/16/07	4,000,000	3,999,040
The St. Paul Travelers Companies, Inc.:
5.01% 8/16/07	1,905,000	1,899,556
5.75% 3/15/07	1,070,000	1,080,231
Travelers Property Casualty Corp. 3.75% 3/15/08	530,000	514,146
		7,492,973
Real Estate 2.5%
AMB Property LP 7.2% 12/15/05	1,000,000	1,003,094
Arden Realty LP 8.5% 11/15/10	2,050,000	2,331,514
AvalonBay Communities, Inc. 5% 8/1/07	915,000	915,684
Brandywine Operating Partnership LP 4.5% 11/1/09	1,020,000	984,916
BRE Properties, Inc.:
5.95% 3/15/07	575,000	579,704
7.2% 6/15/07	1,775,000	1,832,052
Camden Property Trust:
4.375% 1/15/10	1,385,000	1,329,511
5.875% 6/1/07	580,000	586,279
See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

FINANCIALS – continued
Real Estate continued
CarrAmerica Realty Corp. 5.25% 11/30/07	$2,170,000	$2,167,552
Colonial Properties Trust:
4.75% 2/1/10	1,330,000	1,290,000
7% 7/14/07	1,260,000	1,296,588
Developers Diversified Realty Corp.:
3.875% 1/30/09	2,410,000	2,311,549
5% 5/3/10	1,310,000	1,288,519
7% 3/19/07	2,095,000	2,138,312
EOP Operating LP:
6.763% 6/15/07	1,625,000	1,666,046
7.75% 11/15/07	1,650,000	1,738,407
8.375% 3/15/06	1,500,000	1,520,534
JDN Realty Corp. 6.95% 8/1/07	855,000	874,748
Simon Property Group LP:
4.6% 6/15/10	1,130,000	1,103,548
4.875% 8/15/10	2,460,000	2,424,271
6.875% 11/15/06	3,785,000	3,823,111
		33,205,939
Thrifts & Mortgage Finance – 0.8%
Countrywide Home Loans, Inc.:
4.35% 6/2/06 (d)	1,250,000	1,252,594
5.5% 8/1/06	1,290,000	1,297,548
5.625% 5/15/07	745,000	752,706
Residential Capital Corp. 5.385% 6/29/07 (a)(d)	3,960,000	3,997,897
Washington Mutual, Inc. 4.375% 1/15/08	2,700,000	2,670,567
		9,971,312

TOTAL FINANCIALS		95,354,652

INDUSTRIALS – 1.3%
Aerospace & Defense – 0.2%
Northrop Grumman Corp. 4.079% 11/16/06	2,900,000	2,876,791
Air Freight & Logistics – 0.0%
Federal Express Corp. pass thru trust certificates 7.53%
9/23/06	145,273	146,563
Airlines – 0.8%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	571,472	573,100
6.978% 10/1/12	102,639	102,578

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

INDUSTRIALS – continued
Airlines – continued
American Airlines, Inc. pass thru trust certificates: -
continued
7.024% 4/15/11	$2,000,000	$2,001,992
Continental Airlines, Inc. pass thru trust certificates:
6.32% 11/1/08	3,080,000	3,044,886
7.056% 3/15/11	355,000	355,746
Delta Air Lines, Inc. pass thru trust certificates 7.379%
5/18/10	683,464	666,377
United Airlines pass thru Certificates:
6.071% 9/1/14	1,400,977	1,355,116
6.201% 3/1/10	389,274	377,074
6.602% 9/1/13	1,752,425	1,710,291
		10,187,160
Industrial Conglomerates – 0.3%
Tyco International Group SA yankee 5.8% 8/1/06	3,360,000	3,382,280

TOTAL INDUSTRIALS		16,592,794

INFORMATION TECHNOLOGY – 0.4%
Communications Equipment – 0.4%
Motorola, Inc. 4.608% 11/16/07	6,000,000	5,970,114

MATERIALS 0.2%
Containers & Packaging – 0.1%
Sealed Air Corp. 6.95% 5/15/09 (a)	855,000	898,605
Paper & Forest Products 0.1%
Boise Cascade Corp. 8% 2/24/06	745,000	755,244
International Paper Co. 4.25% 1/15/09	435,000	420,602
		1,175,846

TOTAL MATERIALS		2,074,451

TELECOMMUNICATION SERVICES – 3.7%
Diversified Telecommunication Services – 3.1%
BellSouth Corp. 4.2% 9/15/09	1,775,000	1,721,480
British Telecommunications PLC 7.875% 12/15/05	4,775,000	4,793,685
France Telecom SA 7.2% 3/1/06	3,160,000	3,187,116
Koninklijke KPN NV yankee 8% 10/1/10	2,850,000	3,177,801
Sprint Capital Corp. 6% 1/15/07	3,240,000	3,281,294
Telecom Italia Capital 4% 11/15/08	7,140,000	6,908,307

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

TELECOMMUNICATION SERVICES – continued
Diversified Telecommunication Services – continued
Telefonos de Mexico SA de CV:
4.5% 11/19/08	$2,470,000	$2,416,542
4.75% 1/27/10	3,355,000	3,279,130
TELUS Corp. yankee 7.5% 6/1/07	4,220,000	4,382,065
Verizon Global Funding Corp.:
6.125% 6/15/07	2,140,000	2,181,931
7.25% 12/1/10	4,205,000	4,560,381
		39,889,732
Wireless Telecommunication Services – 0.6%
ALLTEL Corp. 4.656% 5/17/07	3,915,000	3,895,938
America Movil SA de CV 4.125% 3/1/09	3,925,000	3,785,506
AT&T Wireless Services, Inc. 7.35% 3/1/06	1,000,000	1,008,672
		8,690,116

TOTAL TELECOMMUNICATION SERVICES		48,579,848

UTILITIES – 3.5%
Electric Utilities – 1.7%
American Electric Power Co., Inc. 4.709% 8/16/07	3,685,000	3,664,508
Exelon Corp. 4.45% 6/15/10	3,750,000	3,606,379
FirstEnergy Corp. 5.5% 11/15/06	5,095,000	5,124,520
FPL Group Capital, Inc. 3.25% 4/11/06	705,000	700,920
Monongahela Power Co. 5% 10/1/06	2,015,000	2,015,157
Progress Energy, Inc.:
5.85% 10/30/08	1,025,000	1,042,980
6.75% 3/1/06	2,695,000	2,712,040
7.1% 3/1/11	2,285,000	2,445,213
Southwestern Public Service Co. 5.125% 11/1/06	650,000	651,488
TXU Energy Co. LLC 6.125% 3/15/08	935,000	947,955
		22,911,160
Gas Utilities 0.1%
NiSource Finance Corp. 3.2% 11/1/06	1,085,000	1,067,076
Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc.:
6.125% 9/1/09	3,035,000	3,120,769
6.35% 4/1/07	1,335,000	1,360,171
Duke Capital LLC 4.331% 11/16/06	1,630,000	1,617,221
		6,098,161

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Nonconvertible Bonds continued
	Principal	Value
	Amount	(Note 1)

UTILITIES – continued
Multi-Utilities – 1.2%
Dominion Resources, Inc. 4.125% 2/15/08	$ 2,610,000	$ 2,563,388
DTE Energy Co.:
5.63% 8/16/07	2,965,000	2,990,822
6.45% 6/1/06	1,750,000	1,766,314
MidAmerican Energy Holdings, Inc. 4.625% 10/1/07	705,000	699,753
NiSource, Inc. 3.628% 11/1/06	1,565,000	1,543,999
PSEG Funding Trust I 5.381% 11/16/07	2,600,000	2,609,617
Sempra Energy:
4.621% 5/17/07	2,120,000	2,108,586
4.75% 5/15/09	1,055,000	1,035,939
		15,318,418

TOTAL UTILITIES		45,394,815

TOTAL NONCONVERTIBLE BONDS
(Cost $275,828,809)		272,077,315

U.S. Government and Government Agency Obligations 21.0%

U.S. Government Agency Obligations 7.9%
Fannie Mae:
3.125% 12/15/07	9,435,000	9,143,430
3.25% 8/15/08	6,089,000	5,865,710
4.75% 1/2/07	9,798,000	9,809,121
6% 5/15/08	45,782,000	47,233,060
Federal Home Loan Bank 4.25% 4/16/07	6,000,000	5,969,022
Freddie Mac:
2.7% 3/16/07	18,000,000	17,542,404
4% 8/17/07	6,960,000	6,888,959

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		102,451,706
U.S. Treasury Inflation Protected Obligations 0.9%
U.S. Treasury Inflation-Indexed Notes 3.875% 1/15/09	11,374,920	12,177,385
U.S. Treasury Obligations – 12.2%
U.S. Treasury Bonds 12% 8/15/13	17,526,000	20,977,798
U.S. Treasury Notes:
3.375% 2/15/08	57,000,000	55,726,392
3.625% 6/30/07 (c)	2,666,000	2,632,987

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

U.S. Government and Government Agency Obligations continued
	Principal	Value
	Amount	(Note 1)
U.S. Treasury Obligations continued
U.S. Treasury Notes: – continued
3.75% 5/15/08	$73,580,000	$72,415,963
3.875% 7/31/07	7,096,000	7,035,847

TOTAL U.S. TREASURY OBLIGATIONS		158,788,987

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS
(Cost $278,006,434)		273,418,078

U.S. Government Agency Mortgage Securities 7.1%

Fannie Mae – 5.8%
3.472% 4/1/34 (d)	448,718	445,789
3.739% 1/1/35 (d)	317,605	311,796
3.752% 10/1/33 (d)	198,197	193,492
3.771% 12/1/34 (d)	236,127	231,584
3.787% 12/1/34 (d)	57,600	56,619
3.794% 6/1/34 (d)	906,827	876,021
3.815% 1/1/35 (d)	195,942	192,768
3.819% 6/1/33 (d)	158,913	155,835
3.838% 1/1/35 (d)	566,031	559,502
3.869% 1/1/35 (d)	338,374	336,367
3.875% 6/1/33 (d)	857,443	843,168
3.913% 12/1/34 (d)	188,550	187,747
3.917% 10/1/34 (d)	256,373	254,033
3.953% 11/1/34 (d)	405,327	402,468
3.964% 1/1/35 (d)	257,834	255,097
3.968% 5/1/33 (d)	75,645	74,510
3.976% 5/1/34 (d)	69,821	70,777
3.98% 12/1/34 (d)	245,489	243,667
3.997% 1/1/35 (d)	158,044	156,516
3.998% 12/1/34 (d)	202,346	200,883
4.008% 12/1/34 (d)	1,351,693	1,343,355
4.014% 2/1/35 (d)	181,960	179,621
4.018% 12/1/34 (d)	139,525	138,106
4.026% 1/1/35 (d)	85,786	85,054
4.026% 2/1/35 (d)	185,151	182,642
4.031% 1/1/35 (d)	358,146	354,742
4.055% 10/1/18 (d)	188,785	185,329
4.064% 4/1/33 (d)	73,001	72,161

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Fannie Mae continued
4.064% 1/1/35 (d)	$181,528	$179,028
4.067% 12/1/34 (d)	368,897	366,269
4.091% 1/1/35 (d)	375,332	371,138
4.102% 2/1/35 (d)	125,574	124,138
4.107% 2/1/35 (d)	133,099	131,925
4.111% 1/1/35 (d)	375,659	370,911
4.112% 2/1/35 (d)	696,078	689,322
4.116% 2/1/35 (d)	328,889	325,065
4.125% 1/1/35 (d)	376,639	374,875
4.128% 1/1/35 (d)	659,913	652,317
4.133% 11/1/34 (d)	312,741	310,424
4.134% 2/1/35 (d)	429,689	426,891
4.144% 1/1/35 (d)	553,936	549,719
4.15% 2/1/35 (d)	334,740	331,482
4.172% 1/1/35 (d)	720,599	714,516
4.174% 1/1/35 (d)	298,457	295,571
4.183% 11/1/34 (d)	90,043	89,420
4.19% 1/1/35 (d)	426,077	417,678
4.222% 3/1/34 (d)	173,922	171,924
4.237% 10/1/34 (d)	530,511	531,323
4.25% 2/1/35 (d)	206,360	202,045
4.291% 8/1/33 (d)	425,245	421,226
4.294% 1/1/35 (d)	246,148	243,147
4.296% 3/1/35 (d)	196,218	194,903
4.298% 7/1/34 (d)	181,302	181,403
4.311% 5/1/35 (d)	297,806	294,057
4.313% 2/1/35 (d)	115,968	114,726
4.315% 3/1/33 (d)	106,547	104,605
4.315% 1/1/35 (d)	195,173	192,424
4.333% 12/1/34 (d)	127,842	127,604
4.347% 1/1/35 (d)	202,248	198,456
4.367% 2/1/34 (d)	495,525	489,742
4.367% 4/1/35 (d)	129,207	127,641
4.402% 2/1/35 (d)	311,626	306,030
4.414% 5/1/35 (d)	594,873	589,482
4.447% 3/1/35 (d)	284,535	280,013
4.453% 10/1/34 (d)	1,109,611	1,106,695
4.454% 4/1/34 (d)	327,308	323,226
4.483% 1/1/35 (d)	324,495	322,893
4.485% 8/1/34 (d)	664,630	657,491
4.496% 3/1/35 (d)	658,034	646,749

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Fannie Mae continued
4.501% 5/1/35 (d)	$169,810	$167,656
4.525% 3/1/35 (d)	602,353	593,155
4.53% 8/1/34 (d)	398,136	397,248
4.55% 2/1/35 (d)	1,387,307	1,380,397
4.554% 7/1/35 (d)	723,271	718,339
4.558% 2/1/35 (d)	211,909	209,345
4.584% 2/1/35 (d)	1,930,519	1,901,256
4.603% 2/1/35 (d)	139,985	139,857
4.605% 2/1/35 (d)	636,664	628,460
4.652% 11/1/34 (d)	720,736	713,497
4.68% 11/1/34 (d)	754,267	745,101
4.707% 3/1/35 (d)	1,803,788	1,798,648
4.734% 3/1/35 (d)	351,288	347,688
4.736% 7/1/34 (d)	621,891	618,470
4.815% 12/1/34 (d)	581,928	577,725
4.821% 12/1/32 (d)	304,281	304,036
4.848% 12/1/34 (d)	233,575	231,915
5.121% 5/1/35 (d)	1,400,469	1,406,009
5.204% 6/1/35 (d)	1,045,038	1,050,600
5.297% 9/1/35 (d)	397,940	394,598
5.5% 7/1/13 to 5/1/25	19,857,183	19,934,580
6.5% 2/1/08 to 3/1/35	14,101,731	14,539,889
7% 8/1/15 to 6/1/32	1,224,241	1,280,286
7% 11/1/20 (b)	1,101,056	1,148,539
7.5% 5/1/12 to 10/1/14	170,419	179,993
11.5% 11/1/15	75,624	83,762

TOTAL FANNIE MAE		74,629,192
Freddie Mac – 1.2%
4.078% 12/1/34 (d)	212,196	209,378
4.109% 12/1/34 (d)	314,113	310,230
4.192% 1/1/35 (d)	1,000,257	988,980
4.289% 3/1/35 (d)	292,501	289,690
4.297% 5/1/35 (d)	505,427	500,268
4.309% 12/1/34 (d)	308,645	302,952
4.362% 3/1/35 (d)	440,748	432,071
4.385% 2/1/35 (d)	645,847	642,917
4.388% 2/1/35 (d)	584,838	573,324
4.445% 3/1/35 (d)	286,297	280,257
4.446% 2/1/34 (d)	315,794	312,290
4.479% 6/1/35 (d)	459,223	453,761

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

U.S. Government Agency Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Freddie Mac continued
4.487% 3/1/35 (d)	$805,440	$ 789,735
4.493% 3/1/35 (d)	1,945,819	1,916,935
4.495% 3/1/35 (d)	327,874	321,470
4.56% 2/1/35 (d)	474,111	467,145
5.027% 4/1/35 (d)	1,658,212	1,654,630
5.237% 8/1/33 (d)	137,233	138,898
5.5% 7/1/23 to 4/1/24	4,864,115	4,836,394
8.5% 5/1/26 to 7/1/28	238,346	259,147
12% 11/1/19	16,311	17,872

TOTAL FREDDIE MAC		15,698,344
Government National Mortgage Association 0.1%
7% 1/15/25 to 6/15/32	1,186,308	1,247,890
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $92,895,338)		91,575,426

Asset Backed Securities 21.3%

Accredited Mortgage Loan Trust:
Series 2003-2 Class A1, 4.23% 10/25/33	1,140,181	1,092,311
Series 2003-3 Class A1, 4.46% 1/25/34	1,107,464	1,065,942
Series 2004-2 Class A2, 4.3375% 7/25/34 (d)	1,431,147	1,433,176
Series 2004-4 Class A2D, 4.3875% 1/25/35 (d)	731,736	733,655
ACE Securities Corp.:
Series 2003-HE1:
Class A2, 4.4475% 11/25/33 (d)	369,942	370,255
Class M1, 4.6875% 11/25/33 (d)	430,000	431,619
Class M2, 5.7375% 11/25/33 (d)	270,000	273,609
Series 2004-HE1 Class A2B, 4.4875% 2/25/34 (d)	620,180	620,066
Aesop Funding II LLC Series 2005-1A Class A1, 3.95%
4/20/08 (a)	2,000,000	1,960,020
American Express Credit Account Master Trust
Series 2004-C Class C, 4.47% 2/15/12 (a)(d)	2,416,761	2,422,354
AmeriCredit Automobile Receivables Trust:
Series 2003-CF Class A4, 3.48% 5/6/10	1,810,000	1,787,542
Series 2004-1:
Class A3, 3.22% 7/6/08	870,000	864,338
Class B, 3.7% 1/6/09	150,000	147,819
Class C, 4.22% 7/6/09	155,000	152,622
Class D, 5.07% 7/6/10	1,105,000	1,094,480

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Asset Backed Securities continued
		Principal	Value
		Amount	(Note 1)
AmeriCredit Automobile Receivables Trust: – continued
Series 2004-CA Class A4, 3.61% 5/6/11		$630,000	$613,835
Series 2005-1 Class D, 5.04% 5/6/11		2,500,000	2,474,766
Series 2005-CF Class A4, 4.63% 6/6/12		2,895,000	2,871,334
Ameriquest Mortgage Securities, Inc.:
Series 2002-AR1 Class M1, 4.7475% 9/25/32 (d)		1,075,986	1,076,479
Series 2003-7 Class M1, 4.8875% 8/25/33 (d)		625,000	633,937
Series 2004-R10 Class M1, 4.7375% 11/25/34 (d)	.	1,370,000	1,378,166
Series 2004-R11 Class M1, 4.6975% 11/25/34 (d)	.	2,040,000	2,049,893
Series 2004-R9:
Class A3, 4.3575% 10/25/34 (d)		1,829,148	1,831,507
Class M2, 4.6875% 10/25/34 (d)		1,515,000	1,521,743
Class M4, 5.2075% 10/25/34 (d)		1,945,000	1,977,098
Amortizing Residential Collateral Trust:
Series 2002-BC3 Class A, 4.3675% 6/25/32 (d)		265,229	266,019
Series 2002-BC7 Class M1, 4.8375% 10/25/32 (d)	.	1,100,000	1,103,094
ARG Funding Corp. Series 2005-1A Class A1, 4.02%
4/20/09 (a)		4,100,000	4,024,171
Argent Securities, Inc.:
Series 2003-W3:
Class AV1B, 4.4875% 9/25/33 (d)		51,536	51,716
Class AV2, 4.4375% 9/25/33 (d)		24,842	24,864
Class M2, 5.8375% 9/25/33 (d)		3,100,000	3,190,095
Series 2003-W6 Class AV2, 4.4075% 1/25/34 (d)		430,772	431,112
Series 2003-W7:
Class A2, 4.4275% 3/1/34 (d)		779,457	781,047
Class M1, 4.7275% 3/1/34 (d)		2,500,000	2,516,707
Series 2003-W9 Class M1, 4.7275% 3/25/34 (d)		1,800,000	1,810,190
Series 2004-W5 Class M1, 4.6375% 4/25/34 (d)		830,000	830,976
Series 2004-W9 Class M3, 5.6375% 6/26/34 (d)		2,230,000	2,239,535
Asset Backed Funding Certificates Series 2004-HE1
Class M2, 5.1875% 1/25/34 (d)		485,000	492,653
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2 Class A2, 4.35% 4/15/33 (d)		2,055	2,055
Series 2003-HE5 Class A2B, 4% 8/15/33		164,061	162,919
Series 2003-HE7 Class A3, 4.33% 12/15/33 (d)		722,208	724,846
Series 2004-HE3 Class M2, 5.1575% 6/25/34 (d)		700,000	708,517
Series 2004-HE6 Class A2, 4.3975% 6/25/34 (d)		3,105,840	3,112,025
Series 2005-HE2:
Class M1, 4.4875% 3/25/35 (d)		1,830,000	1,832,091
Class M2, 4.5375% 3/25/35 (d)		460,000	461,245
Series 2005-HE3 Class A4, 4.2375% 4/25/35 (d)		3,200,000	3,200,494

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Bayview Financial Acquisition Trust Series 2004-C
Class A1, 4.49% 5/28/44 (d)	$ 1,712,365	$ 1,715,776
Bayview Financial Asset Trust Series 2003-F Class A,
4.57% 9/28/43 (d)	1,519,282	1,522,524
Bayview Financial Mortgage Loan Trust Series 2004-A
Class A, 4.52% 2/28/44 (d)	1,048,706	1,051,760
Bear Stearns Asset Backed Securities I:
Series 2004-BO1:
Class M2, 4.7875% 9/25/34 (d)	794,000	800,754
Class M3, 5.0875% 9/25/34 (d)	540,000	544,541
Class M4, 5.2375% 9/25/34 (d)	460,000	466,331
Class M5, 5.4375% 9/25/34 (d)	435,000	442,267
Series 2004-HE8:
Class M1, 4.6875% 9/25/34 (d)	1,800,000	1,802,848
Class M2, 5.2375% 9/25/34 (d)	890,000	889,708
BMW Vehicle Owner Trust Series 2005-A Class B,
4.42% 4/25/11	1,035,000	1,023,284
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	359,589	355,602
Series 2005-1 Class B, 4.345% 6/15/10 (d)	1,240,000	1,246,993
Capital One Auto Finance Trust:
Series 2002-A Class A4, 4.79% 1/15/09	1,103,203	1,102,214
Series 2005-A Class A3, 4.28% 7/15/09	2,165,000	2,146,263
Series 2005 BSS:
Class B, 4.32% 5/15/10	1,430,000	1,404,949
Series D, 4.8% 9/15/12	1,220,000	1,188,997
Capital One Master Trust:
Series 1999-3 Class B, 4.45% 9/15/09 (d)	1,000,000	1,000,222
Series 2001-1 Class B, 4.48% 12/15/10 (d)	1,700,000	1,711,503
Series 2001-8A Class A, 4.6% 8/17/09	1,390,000	1,387,958
Capital One Multi-Asset Execution Trust Series 2003-B1
Class B1, 5.14% 2/17/09 (d)	5,715,000	5,736,803
Capital One Prime Auto Receivable Trust Series 2005-1
Class B, 4.58% 8/15/12	1,850,000	1,819,110
Capital Trust Ltd. Series 2004-1:
Class A2, 4.45% 7/20/39 (a)(d)	645,000	644,961
Class B, 4.75% 7/20/39 (a)(d)	340,000	339,978
Class C, 5.1% 7/20/39 (a)(d)	435,000	434,969
CDC Mortgage Capital Trust Series 2002-HE2 Class M1,
4.7375% 1/25/33 (d)	835,059	837,309
Chase Credit Card Master Trust Series 2003-6 Class B,
4.32% 2/15/11 (d)	2,150,000	2,165,990
Chase Credit Card Owner Trust Series 2004-1 Class B,
4.17% 5/15/09 (d)	875,000	874,940
See accompanying notes which are an integral part of the financial statements.

23		Annual Report

Investments continued

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Chase Issuance Trust Series 2004-C3 Class C3, 4.44%
6/15/12 (d)	$3,305,000	$3,320,436
Citibank Credit Card Issuance Trust:
Series 2002-C1 Class C1, 4.7369% 2/9/09 (d)	3,000,000	3,028,765
Series 2003-C1 Class C1, 5.2% 4/7/10 (d)	2,600,000	2,654,977
Citigroup Mortgage Loan Trust Series 2003-HE4
Class A, 4.4475% 12/25/33 (a)(d)	1,598,597	1,598,763
CNH Eqipment Trust Series 2005-B Class B, 4.57%
7/16/12	830,000	808,752
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class M2, 6.0375% 9/25/32 (d)	2,410,000	2,434,212
Series 2004-2:
Class 3A4, 4.2875% 7/25/34 (d)	958,781	959,394
Class M1, 4.5375% 5/25/34 (d)	1,075,000	1,076,801
Series 2004-3 Class 3A4, 4.2875% 8/25/34 (d)	1,589,028	1,590,233
Series 2004-4:
Class A, 4.4075% 8/25/34 (d)	412,953	413,324
Class M1, 4.5175% 7/25/34 (d)	775,000	777,270
Class M2, 4.5675% 6/25/34 (d)	920,000	920,934
Crown Castle Towers LLC/Crown Atlantic Holdings Sub
LLC/Crown Communication, Inc. Series 2005-1A
Class C, 5.074% 6/15/35 (a)	974,000	947,355
CS First Boston Mortgage Securities Corp.:
Series 2004-FRE1:
Class A2, 4.3875% 4/25/34 (d)	359,027	359,013
Class B1, 5.8375% 4/25/34 (d)	1,295,000	1,294,944
Class M3, 4.6875% 4/25/34 (d)	1,315,000	1,314,945
Series 2005-FIX1 Class A2, 4.31% 5/25/35	2,090,000	2,046,733
Discover Card Master Trust I Series 2003-4 Class B1,
4.3% 5/16/11 (d)	1,775,000	1,784,824
Diversified REIT Trust Series 2000-1A Class A2, 6.971%
3/8/10 (a)	1,500,000	1,563,835
Drive Auto Receivables Trust Series 2005-1 Class A3,
3.75% 4/15/09 (a)	1,035,000	1,019,237
Fannie Mae guaranteed REMIC pass thru certificates
Series 2004-T5:
Class AB1, 4.2875% 5/28/35 (d)	1,602,855	1,601,728
Class AB3, 4.4295% 5/28/35 (d)	1,066,799	1,067,170
Class AB8, 4.3875% 5/28/35 (d)	1,092,471	1,092,984
First USA Secured Note Trust Series 2001-3 Class C,
5.0469% 11/19/08 (a)(d)	2,645,000	2,663,598
Ford Credit Auto Owner Trust Series 2005-A:
Class A4, 3.72% 10/15/09	4,100,000	4,011,888
Class B, 3.88% 1/15/10	590,000	573,408

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Fremont Home Loan Trust:
Series 2004-1:
Class M1, 4.4875% 2/25/34 (d)	$150,000	$150,041
Class M2, 4.5375% 2/25/34 (d)	150,000	150,133
Series 2004-A Class M2, 5.1875% 1/25/34 (d)	1,100,000	1,113,854
Series 2004-C:
Class M1, 4.6875% 8/25/34 (d)	1,120,000	1,129,283
Class M3, 5.1875% 8/25/34 (d)	3,000,000	3,052,832
Series 2004 D:
Class M4, 4.9875% 11/25/34 (d)	295,000	296,460
Class M5, 5.0375% 11/25/34 (d)	245,000	246,196
Series 2005-A Class 2A2, 4.2775% 2/25/35 (d)	3,215,000	3,218,260
GE Business Loan Trust Series 2004-2 Class A, 0.8454%
12/15/08 (a)(f)	87,317,000	1,392,077
Greenpoint Credit LLC Series 2001-1 Class 1A, 4.34%
4/20/32 (d)	791,148	789,243
GSAMP Trust:
Series 2002-NC1 Class A2, 4.3575% 7/25/32 (d)	4,389	4,419
Series 2003-HE1 Class M2, 5.9% 6/20/33 (d)	1,810,000	1,842,070
Series 2003-HE2 Class M1, 4.6875% 8/25/33 (d)	650,000	652,882
Series 2005-MTR1 Class A1, 4.21% 10/25/35 (d)	3,395,000	3,395,000
Guggenheim Structured Real Estate Funding Ltd.
Series 2005-1 Class C, 5.1175% 5/25/30 (a)(d)	3,050,000	3,040,420
Harwood Street Funding I LLC Series 2004-1A
Class CTFS, 6% 9/20/09 (a)(d)	4,400,000	4,400,000
Home Equity Asset Trust:
Series 2002-2 Class A4, 4.3875% 6/25/32 (d)	5,664	5,668
Series 2002-5 Class A3, 4.5575% 5/25/33 (d)	87,274	87,367
Series 2003-3 Class A4, 4.4975% 2/25/33 (d)	493	495
Series 2003-5 Class A2, 4.3875% 12/25/33 (d)	590,870	592,892
Series 2003-7 Class A2, 4.4175% 3/25/34 (d)	924,818	926,707
Series 2003-8 Class M1, 4.7575% 4/25/34 (d)	845,000	850,689
Series 2004-1 Class M2, 5.2375% 6/25/34 (d)	655,000	660,414
Series 2004-2 Class A2, 4.3275% 7/25/34 (d)	549,477	549,465
Series 2004-3:
Class M1, 4.6075% 8/25/34 (d)	425,000	426,780
Class M2, 5.2375% 8/25/34 (d)	465,000	473,066
Series 2004-6 Class A2, 4.3875% 12/25/34 (d)	2,196,409	2,203,074
Household Automotive Trust Series 2004-1 Class A4,
3.93% 7/18/11	1,170,000	1,142,814

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Household Home Equity Loan Trust:
Series 2002-3 Class A, 4.45% 7/20/32 (d)	$349,963	$350,166
Series 2003-2 Class M, 4.58% 9/20/33 (d)	242,576	243,066
Household Mortgage Loan Trust:
Series 2003-HC2 Class M, 4.6% 6/20/33 (d)	395,264	395,664
Series 2004-HC1 Class A, 4.35% 2/20/34 (d)	877,912	880,132
Household Private Label Credit Card Master Note Trust I:
Series 2002-2 Class B, 4.52% 1/18/11 (d)	1,000,000	1,004,777
Series 2002-3 Class B, 5.22% 9/15/09 (d)	1,215,000	1,215,171
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.46% 1/20/35 (d)	550,470	550,546
Class M2, 4.49% 1/20/35 (d)	412,853	412,909
Hyundai Auto Receivables Trust Series 2005-A:
Class B, 4.2% 2/15/12	1,115,000	1,093,782
Class C, 4.22% 2/15/12	185,000	181,812
Marriott Vacation Club Owner Trust Series 2005-2 Class
A, 4.6% 10/20/27 (a)	1,525,000	1,528,950
MASTR Asset Backed Securities Trust Series 2004-FRE1
Class M1, 4.5875% 7/25/34 (d)	1,146,000	1,150,736
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 4.345% 10/15/08 (d)	1,350,000	1,351,263
Series 2001-B2 Class B2, 4.33% 1/15/09 (d)	4,750,000	4,757,167
Series 2002-B1 Class B1, 5.15% 7/15/09	1,025,000	1,028,293
Series 2002-B2 Class B2, 4.35% 10/15/09 (d)	3,600,000	3,613,838
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 4.48% 9/15/10 (d)	1,500,000	1,508,081
Series 1998-G Class B, 4.37% 2/17/09 (d)	1,550,000	1,552,190
Series 2000-L Class B, 4.47% 4/15/10 (d)	650,000	654,062
Meritage Mortgage Loan Trust Series 2004-1 Class M1,
4.5375% 7/25/34 (d)	425,000	424,983
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-OPT1 Class M1, 4.6875% 7/25/34 (d) .	1,145,000	1,151,766
Series 2004-CB6 Class A1, 4.3675% 7/25/35 (d)	1,069,159	1,072,306
Series 2004-FM1 Class M2, 5.1875% 1/25/35 (d)	300,000	305,669
Morgan Stanley ABS Capital I, Inc.:
Series 2003-NC5 Class M2, 6.0375% 4/25/33 (d)	575,000	579,965
Series 2004-HE6 Class A2, 4.3775% 8/25/34 (d)	1,856,901	1,862,628
Series 2004-NC6 Class A2, 4.3775% 7/25/34 (d)	551,620	552,816
Series 2004-NC7 Class A3, 4.3375% 7/25/34 (d)	4,983,144	4,986,720
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC1 Class M2, 5.1075% 10/25/31 (d) .	55,845	55,896
Series 2002-AM3 Class A3, 4.5275% 2/25/33 (d)	79,980	80,299
Series 2002-HE2 Class M1, 4.7375% 8/25/32 (d)	1,150,000	1,154,147

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Morgan Stanley Dean Witter Capital I Trust: – continued
Series 2002-NC1 Class M1, 4.8375% 2/25/32 (a)(d)	$616,912	$620,145
Series 2003-NC1 Class M1, 5.0875% 11/25/32 (d) .	500,739	503,727
Series 2003-NC2 Class M2, 6.0375% 2/25/33 (d)	615,000	622,334
National Collegiate Funding LLC Series 2004-GT1
Class IO1, 7.87% 6/25/10 (a)(d)(f)	1,725,000	556,789
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (f)	1,885,000	934,998
Series 2005-2 Class AIO, 7.73% 3/25/12 (f)	1,265,000	394,617
Series 2005-3W Class AIO1, 4.8% 7/25/12 (f)	4,090,000	830,270
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (f)	900,000	225,211
Navistar Financial Corp. Owner Trust Series 2005-A
Class A4, 4.43% 1/15/14	1,165,000	1,144,953
Nissan Auto Lease Trust Series 2005-A Class A3, 4.7%
10/15/08	3,120,000	3,116,288
Nissan Auto Receivables Owner Trust Series 2005-A
Class A4, 3.82% 7/15/10	1,210,000	1,182,112
Northstar Education Finance, Inc., Delaware
Series 2005-1 Class A5, 4.74% 10/1/45	1,695,000	1,695,000
Onyx Acceptance Owner Trust:
Series 2002-C Class A4, 4.07% 4/15/09	526,925	526,345
Series 2005-A Class A3, 3.69% 5/15/09	890,000	877,577
Ownit Mortgage Loan Asset-Backed Certificates
Series 2005-4 Class A2A1, 4.19% 9/25/36 (d)	2,985,000	2,985,000
Park Place Securities NIM Trust Series 2004-WHQN2
Class A, 4% 2/25/35 (a)	856,396	847,832
Park Place Securities, Inc.:
Series 2004 WWF1 Class M4, 5.1375% 1/25/35 (d)	1,905,000	1,940,631
Series 2004-WCW1:
Class M1, 4.6675% 9/25/34 (d)	640,000	645,385
Class M2, 4.7175% 9/25/34 (d)	380,000	382,276
Class M3, 5.2875% 9/25/34 (d)	730,000	737,692
Class M4, 5.4875% 9/25/34 (d)	1,000,000	1,011,296
Series 2004-WCW2 Class A2, 4.4175%
10/25/34 (d)	1,347,507	1,350,569
Series 2004-WHQ2 Class A3E, 4.4575%
2/25/35 (d)	1,440,596	1,444,004
Providian Gateway Master Trust Series 2002-B Class A,
4.67% 6/15/09 (a)(d)	1,400,000	1,401,164
Residential Asset Mortgage Products, Inc.:
Series 2003 RZ2 Class A1, 3.6% 4/25/33	541,844	527,518
Series 2004-RS10 Class MII2, 5.2875% 10/25/34 (d)	2,600,000	2,639,844
Series 2005-SP2 Class 1A1, 4.1875% 6/25/35 (d)	2,436,611	2,436,519

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-UP1 Class A, 3.45% 4/25/32 (a)	$555,930	$532,303
Saxon Asset Securities Trust Series 2004-2 Class MV1,
4.6175% 8/25/35 (d)	980,000	982,604
Securitized Asset Backed Receivables LLC Trust
Series 2004-NC1:
Class A2, 4.2875% 2/25/34 (d)	951,766	951,730
Class M1, 4.5575% 2/25/34 (d)	610,000	610,558
SLM Private Credit Student Loan Trust:
Series 2004 B Class A2, 4.07% 6/15/21 (d)	1,800,000	1,810,946
Series 2004 A:
Class B, 4.45% 6/15/33 (d)	400,000	406,024
Class C, 4.82% 6/15/33 (d)	1,020,000	1,040,850
Series 2004-B Class C, 4.74% 9/15/33 (d)	1,900,000	1,899,715
SLMA Student Loan Trust Series 2005-7 Class A3,
4.41% 7/25/25	2,500,000	2,478,350
Structured Asset Securities Corp. Series 2005-5N
Class 3A1A, 4.36% 11/25/35 (d)	3,045,000	3,045,000
Superior Wholesale Inventory Financing Trust VII
Series 2003-A8 Class CTFS, 4.42% 3/15/11 (a)(d)	2,520,000	2,518,031
Superior Wholesale Inventory Financing Trust XII
Series 2005-A12 Class C, 5.17% 6/15/10 (d)	1,405,000	1,407,435
Terwin Mortgage Trust Series 2003-4HE Class A1,
4.4675% 9/25/34 (d)	688,279	691,685
Triad Auto Receivables Owner Trust Series 2002-A
Class A4, 3.24% 8/12/09	1,131,541	1,121,339
Volkswagen Auto Lease Trust:
Series 2004-A Class A3, 2.84% 7/20/07	2,610,000	2,581,595
Series 2005-A Class A4, 3.94% 10/20/10	3,625,000	3,566,796
WFS Financial Owner Trust:
Series 2004-3:
Class A4, 3.93% 2/17/12	5,000,000	4,886,308
Class D, 4.07% 2/17/12	963,065	950,443
Series 2004-4 Class D, 3.58% 5/17/12	823,940	809,777
Series 2005-1:
Class A3, 3.59% 10/19/09	3,465,000	3,411,675
Class D, 4.09% 8/15/12	716,058	705,288
Series 2005-3 Class C, 4.54% 5/17/13	850,000	838,056

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Asset Backed Securities continued
	Principal	Value
	Amount	(Note 1)
Whinstone Capital Management Ltd. Series 1A Class B3,
5.25% 10/25/44 (a)(d)	$3,320,000	$ 3,320,000
World Omni Auto Receivables Trust Series 2005-A
Class A3, 3.54% 6/12/09	1,080,000	1,062,859
TOTAL ASSET BACKED SECURITIES
(Cost $276,625,802)		276,130,878

Collateralized Mortgage Obligations 11.1%

Private Sponsor 8.6%
Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 4.4375% 1/25/34 (d)	852,396	854,738
Series 2004-2 Class 7A3, 4.4375% 2/25/35 (d)	1,750,361	1,754,831
Series 2004-4 Class 5A2, 4.4375% 3/25/35 (d)	735,746	737,444
Bear Stearns Adjustable Rate Mortgage Trust Series
2005-6 Class 1A1, 5.1587% 8/25/35 (d)	3,491,025	3,487,143
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 4.3175% 1/25/35 (d)	999,741	1,001,928
Series 2005-2 Class 1A1, 4.2875% 3/25/35 (d)	2,639,336	2,640,985
Series 2005-5 Class 1A1, 4.2575% 7/25/35 (d)	1,660,336	1,660,336
Countrywide Home Loans, Inc. sequential pay:
Series 2002-25 Class 2A1, 5.5% 11/27/17	716,835	716,126
Series 2002-32 Class 2A3, 5% 1/25/18	101,123	100,932
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR4 Class 5A2, 4.4075% 5/25/34 (d) .	358,888	358,673
Series 2004-AR5 Class 11A2, 4.4075% 6/25/34 (d)	503,884	502,889
Series 2004-AR8 Class 8A2, 4.4175% 9/25/34 (d) .	784,785	786,402
Granite Master Issuer PLC floater:
Series 2005-2 Class C1, 4.6741% 12/20/54 (d)	1,800,000	1,799,438
Series 2005-4:
Class C1, 4.455% 12/20/54 (d)	1,350,000	1,348,945
Class M2, 4.305% 12/20/54 (d)	1,300,000	1,298,984
Granite Mortgages PLC floater:
Series 2004-1 Class 1C, 4.79% 3/20/44 (d)	875,000	877,734
Series 2004-2 Class 1C, 4.59% 6/20/44 (d)	569,807	570,697
Holmes Financing No. 8 PLC floater Series 2:
Class B, 4.32% 7/15/40 (d)	565,000	565,353
Class C, 4.87% 7/15/40 (d)	1,295,000	1,299,856
Homestar Mortgage Acceptance Corp. floater
Series 2004-5 Class A1, 4.4875% 10/25/34 (d)	1,960,198	1,966,487
Impac CMB Trust floater:
Series 2004-6 Class 1A2, 4.4275% 10/25/34 (d)	651,422	652,586

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
Private Sponsor continued
Impac CMB Trust floater: – continued
Series 2004-9:
Class M2, 4.6875% 1/25/35 (d)	$735,476	$738,067
Class M3, 4.0375% 1/25/35 (d)	545,204	546,269
Class M4, 5.0875% 1/25/35 (d)	278,091	278,752
Series 2005-1:
Class M1, 4.4975% 4/25/35 (d)	655,945	655,433
Class M2, 4.5375% 4/25/35 (d)	1,131,506	1,130,843
Class M3, 4.5675% 4/25/35 (d)	278,777	278,559
Lehman Structured Securities Corp. floater Series 2005-1
Class A2, 4.4275% 9/26/45 (a)(d)	1,891,158	1,891,158
Master Alternative Loan Trust Series 2004-3 Class 3A1,
6% 4/25/34	301,320	300,755
Master Seasoned Securitization Trust Series 2004-1
Class 1A1, 6.2403% 8/25/17 (d)	1,357,201	1,377,684
MASTR Adjustable Rate Mortgages Trust floater
Series 2005-1 Class 1A1, 4.3075% 3/25/35 (d)	2,261,915	2,264,518
Merrill Lynch Mortgage Investors, Inc.:
floater:
Series 2003-A Class 2A1, 4.4275% 3/25/28 (d)	1,690,967	1,699,483
Series 2003-F Class A2, 4.7106% 10/25/28 (d)	2,396,270	2,396,535
Series 2004-B Class A2, 3.79% 6/25/29 (d)	3,044,125	3,038,531
Series 2004-C Class A2, 3.95% 7/25/29 (d)	2,187,353	2,181,555
Series 2004-D Class A2, 4.4131% 9/25/29 (d)	1,857,402	1,857,842
Series 2003-E Class XA1, 1% 10/25/28 (d)(f)	8,660,963	96,684
Series 2003-G Class XA1, 1% 1/25/29 (f)	7,570,259	87,283
Series 2003-H Class XA1, 1% 1/25/29 (a)(f)	6,607,740	78,317
Mortgage Asset Backed Securities Trust floater
Series 2002 NC1 Class M1, 4.8875% 10/25/32 (d)	792,896	795,491
MortgageIT Trust floater Series 2004-2:
Class A1, 4.4075% 12/25/34 (d)	1,106,115	1,109,335
Class A2, 4.4875% 12/25/34 (d)	1,495,304	1,507,023
Opteum Mortgage Acceptance Corp. floater
Series 2005-3 Class APT, 4.3275% 7/25/35 (d)	2,826,710	2,828,366
Permanent Financing No. 3 PLC floater Series 2 Class C,
4.8838% 6/10/42 (d)	605,000	611,050
Permanent Financing No. 4 PLC floater Series 2:
Class C, 4.5538% 6/10/42 (d)	1,495,000	1,502,304
Class M, 4.1638% 6/10/42 (d)	345,000	344,791
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.4838% 6/10/42 (d)	915,000	920,533
Series 3 Class C, 4.6538% 6/10/42 (d)	1,935,000	1,954,350

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
Private Sponsor continued
Residential Asset Mortgage Products, Inc.:
sequential pay Series 2003-SL1 Class A31, 7.125%
4/25/31	$ 943,851	$954,879
Series 2005-AR5 Class 1A1, 4.903% 9/19/35 (d)	964,653	959,131
Sequoia Mortgage Funding Trust Series 2003-A
Class AX1, 0.8% 10/21/08 (a)(f)	26,873,840	181,710
Sequoia Mortgage Trust:
floater:
Series 2003-5 Class A2, 4.37% 9/20/33 (d)	698,993	698,429
Series 2003-6 Class A2, 4.69% 11/20/33 (d)	1,501,752	1,501,389
Series 2003-7 Class A2, 3.835% 1/20/34 (d)	1,790,771	1,790,341
Series 2004-2 Class A, 4.31% 3/20/34 (d)	761,614	761,856
Series 2004-3 Class A, 4.61% 5/20/34 (d)	1,783,481	1,777,057
Series 2004-4 Class A, 4.62% 5/20/34 (d)	1,476,451	1,475,637
Series 2004-5 Class A3, 3.77% 6/20/34 (d)	1,465,803	1,465,116
Series 2004-6 Class A3A, 4.6575% 6/20/35 (d)	1,199,142	1,198,392
Series 2004-7 Class A3A, 4.365% 8/20/34 (d)	1,405,021	1,403,094
Series 2004-8 Class A2, 4.41% 9/20/34 (d)	1,863,591	1,863,461
Series 2005-1 Class A2, 4.1% 2/20/35 (d)	1,418,094	1,405,167
Series 2003-7 Class X1, 0.7705% 1/20/34 (d)(f)	71,937,885	449,612
Series 2003-8 Class X1, 0.6655% 1/20/34 (d)(f)	39,257,428	343,334
Series 2004-1 Class X1, 0.8% 2/20/34 (f)	9,200,128	67,363
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2005-10 Class A1, 4.2375% 6/25/35 (d)	1,562,220	1,562,220
Structured Asset Securities Corp. floater Series
2004-NP1 Class A, 4.4375% 9/25/33 (a)(d)	458,643	458,899
WAMU Mortgage pass thru certificates floater:
Series 2005-AR11 Class A1C1, 4.2375%
8/25/45 (d)	2,727,904	2,724,602
Series 2005-AR13 Class A1C1, 4.2275%
10/25/45 (d)	2,075,000	2,075,000
Washington Mutual Mortgage Securities Corp.
sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	255,251	261,887
Series 2004-RA2 Class 2A, 7% 7/25/33	425,831	433,067
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-14 Class 1A1, 4.75% 12/25/18	1,805,090	1,752,065
Series 2004-M Class A3, 4.6924% 8/25/34 (d)	4,265,866	4,241,323
Series 2005-AR2 Class 2A2, 4.57% 3/25/35	5,424,431	5,321,385

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount	(Note 1)
Private Sponsor continued
Wells Fargo Mortgage Backed Securities Trust: -
continued
Series 2005-AR4 Class 2A2, 4.5373% 4/25/35 (d) .	$ 9,036,471	$ 8,849,067
Series 2005-AR9 Class 2A1, 4.362% 5/25/35 (d)	8,695,707	8,571,957

TOTAL PRIVATE SPONSOR		112,001,458
U.S. Government Agency 2.5%
Fannie Mae planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	1,443,190	1,472,833
Series 1994-30 Class JA, 5% 7/25/23	855,479	854,147
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2003-16 Class PA, 4.5% 11/25/09	27,142	27,072
Series 2003-19 Class MJ, 4.25% 5/25/30	1,469,636	1,427,851
sequential pay Series 2001-40 Class Z, 6% 8/25/31 .	1,560,467	1,588,805
Series 2004-31 Class IA, 4.5% 6/25/10 (f)	1,139,605	34,870
Freddie Mac sequential pay Series 2114 Class ZM, 6%
1/15/29	767,210	778,357
Freddie Mac Multi-class participation certificates
guaranteed:
planned amortization class:
Seires 2625 Class QX, 2.25% 3/15/22	386,253	375,810
Series 2420 Class BE, 6.5% 12/15/30	98,140	98,013
Series 2443 Class TD, 6.5% 10/15/30	273,847	274,295
Series 2489 Class PD, 6% 2/15/31	885,632	892,104
Series 2496 Class OC, 5.5% 9/15/14	1,915,366	1,917,274
Series 2535 Class PC, 6% 9/15/32	1,975,000	2,011,590
Series 2640 Class QG, 2% 4/15/22	499,285	483,821
Series 2660 Class ML, 3.5% 7/15/22	12,165,000	11,911,373
Series 2810 Class PD, 6% 6/15/33	1,490,000	1,514,520
sequential pay:
Series 2388 Class ZA, 6% 12/15/31	2,081,790	2,123,063
Series 2523 Class JB, 5% 6/15/15	1,610,913	1,613,894
Series 2609 Class UJ, 6% 2/15/17	1,888,309	1,939,786
Series 1803 Class A, 6% 12/15/08	335,629	339,988

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount	(Note 1)
U.S. Government Agency continued
Ginnie Mae guaranteed REMIC pass thru securities
planned amortization class:
Series 2001-53 Class TA, 6% 12/20/30		$56,999	$56,905
Series 2002-5 Class PD, 6.5% 5/16/31		685,832	695,667

TOTAL U.S. GOVERNMENT AGENCY			32,432,038

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $145,520,069)			144,433,496

Commercial Mortgage Securities 9.7%

280 Park Avenue Trust floater Series 2001-280
Class X1, 1.0109% 2/3/11 (a)(d)(f)		15,297,275	628,678
Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1%
8/13/29		72,332	73,792
Series 1997-D5 Class PS1, 1.6354% 2/14/43 (d)(f)	.	10,391,442	495,105
Banc of America Commercial Mortgage, Inc.:
sequential pay Series 2005-1 Class A2, 4.64%
11/10/42		2,930,000	2,911,855
Series 2002-2 Class XP, 2.0162% 7/11/43 (a)(d)(f)		7,279,323	433,632
Series 2003-2 Class XP, 0.5168% 3/11/41 (a)(d)(f)		31,441,016	319,843
Series 2004-6 Class XP, 0.8051% 12/10/42 (d)(f)		14,460,334	342,584
Series 2005-4 Class XP, 0.2088% 7/10/45 (d)(f)		17,665,000	206,560
Banc of America Large Loan, Inc. floater Series
2003 BBA2:
Class A3, 4.29% 11/15/15 (a)(d)		1,145,000	1,145,919
Class C, 4.44% 11/15/15 (a)(d)		235,000	235,720
Class D, 4.52% 11/15/15 (a)(d)		365,000	366,853
Class F, 4.87% 11/15/15 (a)(d)		260,000	261,619
Class H, 5.37% 11/15/15 (a)(d)		235,000	236,242
Class J, 5.92% 11/15/15 (a)(d)		245,000	247,806
Class K, 6.57% 11/15/15 (a)(d)		220,000	219,584
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class A, 4.6175% 12/25/33 (a)(d)	.	2,932,463	2,968,309
Series 2004-1:
Class A, 4.3975% 4/25/34 (a)(d)		1,268,508	1,269,104
Class B, 5.9375% 4/25/34 (a)(d)		158,564	160,378
Class M1, 4.5975% 4/25/34 (a)(d)		79,282	79,629
Class M2, 5.2375% 4/25/34 (a)(d)		79,282	80,211

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Bayview Commercial Asset Trust: – continued
floater:
Series 2004-2:
Class A, 4.4675% 8/25/34 (a)(d)	$1,319,247	$1,322,137
Class M1, 4.6175% 8/25/34 (a)(d)	425,425	427,087
Series 2004-3:
Class A1, 4.4075% 1/25/35 (a)(d)	1,487,289	1,488,910
Class A2, 4.4575% 1/25/35 (a)(d)	232,389	232,462
Series 2004-1 Class IO, 1.25% 4/25/34 (a)(f)	13,710,066	778,802
Bear Stearns Commercial Mortgage Securities, Inc.:
floater Series 2004-BBA3 Class E, 4.67%
6/15/17 (a)(d)	2,265,000	2,273,979
sequential pay Series 2004-ESA Class A3, 4.741%
5/14/16 (a)	625,000	618,428
Series 2002-TOP8 Class X2, 2.3241%
8/15/38 (a)(d)(f)	7,763,326	613,672
Series 2003-PWR2 Class X2, 0.7879%
5/11/39 (a)(d)(f)	20,445,140	476,241
Series 2003-T12 Class X2, 0.8532% 8/13/39 (a)(d)(f)	20,962,771	483,131
Series 2004-PWR6 Class X2, 0.9053%
11/11/41 (a)(d)(f)	8,605,000	270,539
Series 2005-PWR9 Class X2, 0.4057% 9/15/42 (a)(f)	51,415,000	1,127,670
CDC Commercial Mortgage Trust Series 2002-FX1
Class XCL, 0.7836% 5/15/35 (a)(d)(f)	43,767,086	2,480,114
Chase Commercial Mortgage Securities Corp.:
floater Series 2000-FL1A Class B, 4.39%
12/12/13 (a)(d)	15,553	15,242
sequential pay:
Series 1999-2 Class A1, 7.032% 1/15/32	448,005	458,339
Series 2000-3 Class A1, 7.093% 10/15/32	734,784	760,934
Citigroup Commercial Mortgage Trust:
sequential pay Series 2005-EMG Class A2, 4.2211%
9/20/51 (a)	985,000	947,741
Series 2004-C2 Class XP, 1.1843% 10/15/41 (a)(d)(f)	9,958,519	420,465
COMM:
floater:
Series 2002-FL6 Class G, 5.87% 6/14/14 (a)(d)	800,000	799,851
Series 2002-FL7:
Class D, 4.54% 11/15/14 (a)(d)	520,000	521,909
Class H, 6.22% 11/15/14 (a)(d)	1,232,000	1,238,397
Series 2004-LBN2 Class X2, 1.2401%
3/10/39 (a)(d)(f)	3,355,192	118,699

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Commercial Mortgage Acceptance Corp.
Series 1998-C2 Class B, 6.2823% 9/15/30 (d)	$3,420,000	$3,525,778
Commercial Mortgage Asset Trust sequential pay
Series 1999-C1 Class A3, 6.64% 1/17/32	675,000	707,032
Commercial Mortgage pass thru certificates:
floater:
Series 2004-CNL:
Class G, 4.95% 9/15/14 (a)(d)	310,000	310,114
Class H, 5.05% 9/15/14 (a)(d)	330,000	330,122
Class J, 5.57% 9/15/14 (a)(d)	115,000	115,290
Class K, 5.97% 9/15/14 (a)(d)	180,000	180,298
Class L, 6.17% 9/15/14 (a)(d)	145,000	144,953
Series 2004-HTL1:
Class B, 4.42% 7/15/16 (a)(d)	91,825	91,877
Class D, 4.52% 7/15/16 (a)(d)	213,095	213,127
Class E, 4.72% 7/15/16 (a)(d)	150,589	150,637
Class F, 4.77% 7/15/16 (a)(d)	161,628	161,710
Class H, 5.27% 7/15/16 (a)(d)	462,673	462,809
Class J, 5.42% 7/15/16 (a)(d)	179,830	179,883
Class K, 6.32% 7/15/16 (a)(d)	201,884	201,828
Series 2004-CNL Class X1, 1.9861%
9/15/14 (a)(d)(f)	23,140,000	212,650
Series 2005-LP5 Class XP, 0.5663% 5/10/43 (d)(f)	18,895,000	320,546
CS First Boston Mortgage Securities Corp.:
floater:
Series 2003-TF2A:
Class H, 5.87% 11/15/14 (a)(d)	235,000	234,468
Class K, 7.07% 11/15/14 (a)(d)	350,000	348,268
Series 2004-HC1:
Class A2, 4.47% 12/15/21 (a)(d)	350,000	349,999
Class B, 4.72% 12/15/21 (a)(d)	915,000	914,996
Series 2005-TFLA:
Class C, 4.21% 2/15/20 (a)(d)	1,210,000	1,209,995
Class E, 4.3% 2/15/20 (a)(d)	440,000	439,998
Class F, 4.35% 2/15/20 (a)(d)	375,000	374,999
Class G, 4.49% 2/15/20 (a)(d)	110,000	110,000
Class H, 4.72% 2/15/20 (a)(d)	155,000	154,999
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	53,125	53,204
Series 1999-C1 Class A2, 7.29% 9/15/41	3,000,000	3,199,190
Series 2001-CK3 Class A2, 6.04% 6/15/34	957,738	959,541
Series 2001-CK6 Class AX, 0.645% 9/15/18 (f)	19,147,431	627,130
Series 2003-C3 Class ASP, 1.997% 5/15/38 (a)(d)(f)	23,826,557	1,374,840

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Investments continued

Commercial Mortgage Securities continued
		Principal	Value
		Amount	(Note 1)
CS First Boston Mortgage Securities Corp.: – continued
Series 2003-C4 Class ASP, 0.6846%
8/15/36 (a)(d)(f)		$16,647,057	$274,728
Series 2004-C1 Class ASP, 1.1068%
1/15/37 (a)(d)(f)		16,474,773	555,778
Series 2005-C1 Class ASP, 0.5842%
2/15/38 (a)(d)(f)		20,300,000	364,694
Series 2005-C2 Class ASP, 0.7723%
4/15/37 (a)(d)(f)		16,211,000	464,332
Deutsche Mortgage & Asset Receiving Corp. sequential
pay Series 1998-C1 Class D, 7.231% 6/15/31		975,000	1,023,075
DLJ Commercial Mortgage Corp. sequential pay
Series 2000-CF1:
Class A1A, 7.45% 6/10/33		646,950	651,130
Class A1B, 7.62% 6/10/33		1,770,000	1,937,262
EQI Financing Partnership I LP Series 1997-1 Class B,
7.37% 12/20/15 (a)		375,604	383,009
Equitable Life Assurance Society of the United States:
sequential pay Series 174 Class A1, 7.24%
5/15/06 (a)		1,000,000	1,012,299
Series 174 Class B1, 7.33% 5/15/06 (a)		500,000	506,125
First Union-Lehman Brothers Commercial Mortgage Trust
sequential pay Series 1997-C2 Class A3, 6.65%
11/18/29		2,214,689	2,271,854
GE Capital Commercial Mortgage Corp. Series 2001-1
Class X1, 0.7489% 5/15/33 (a)(d)(f)		11,424,481	404,600
GE Capital Mall Finance Corp. Series 1998-1A
Class B2, 7.25% 9/13/28 (a)(d)		1,490,000	1,557,605
GE Commercial Mortgage Corp. sequential pay
Series 2004-C3 Class A2, 4.433% 7/10/39		4,015,000	3,937,099
GGP Mall Properties Trust:
floater Series 2001-C1A Class A3, 4.67%
2/15/14 (a)(d)		424,702	425,315
sequential pay Series 2001-C1A Class A2, 5.007%
11/15/11 (a)		1,266,289	1,268,898
GMAC Commercial Mortgage Securities, Inc.:
sequential pay:
Series 1997-C2 Class A3, 6.566% 4/15/29		961,653	986,911
Series 2005-C1 Class A2, 4.471% 5/10/43 (d)		1,515,000	1,477,300
Series 2003-C3 Class X2, 0.925% 12/10/38 (a)(d)(f)		20,202,614	523,347
Series 2004-C3 Class X2, 0.9004% 12/10/41 (d)(f)	.	13,590,000	375,935
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (a)	.	1,150,000	1,131,888
Series 2003-C1 Class XP, 2.2975% 7/5/35 (a)(d)(f)		12,056,266	804,494

See accompanying notes which are an integral part of the financial statements.

Annual Report 36

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Greenwich Capital Commercial Funding Corp.: -
continued
Series 2003-C2 Class XP, 1.2721% 1/5/36 (a)(d)(f)	$23,799,950	$842,109
Series 2005-GG3 Class XP, 0.9818%
8/10/42 (a)(d)(f)	58,435,000	1,999,354
GS Mortgage Securities Corp. II sequential pay
Series 2003-C1 Class A2A, 3.59% 1/10/40	1,705,000	1,662,430
Hilton Hotel Pool Trust:
sequential pay Series 2000-HLTA Class A1, 7.055%
10/3/15 (a)	620,959	653,950
Series 2000-HLTA Class D, 7.555% 10/3/15 (a)	1,275,000	1,364,966
Host Marriott Pool Trust sequential pay Series
1999-HMTA:
Class A, 6.98% 8/3/15 (a)	472,912	490,583
Class B, 7.3% 8/3/15 (a)	505,000	541,812
Class D, 7.97% 8/3/15 (a)	425,000	455,132
J.P. Morgan Chase Commercial Mortgage Securities
Corp.:
sequential pay Series 2001-C1 Class A2, 5.464%
10/12/35	3,425,000	3,448,391
Series 2002-C3 Class X2, 1.2844% 7/12/35 (a)(d)(f)	6,600,777	233,384
Series 2003-CB7 Class X2, 0.9721%
1/12/38 (a)(d)(f)	4,639,376	130,921
Series 2003-LN1 Class X2, 0.8784%
10/15/37 (a)(d)(f)	26,278,568	668,666
Series 2004-C1 Class X2, 1.2499% 1/15/38 (a)(d)(f)	4,253,093	160,644
Series 2004-CB8 Class X2, 1.3294%
1/12/39 (a)(d)(f)	5,202,200	222,891
LB Commercial Conduit Mortgage Trust sequential pay:
Series 1998-C4 Class A1B, 6.21% 10/15/35	2,730,000	2,811,223
Series 1999-C1 Class A2, 6.78% 6/15/31	2,650,000	2,786,941
LB UBS Westfield Trust Series 2001-WM Class X,
0.7812% 7/14/16 (a)(d)(f)	12,359,260	352,007
LB-UBS Commercial Mortgage Trust:
sequential pay Series 2003-C3 Class A2, 3.086%
5/15/27	1,465,000	1,403,311
Series 2002-C4 Class XCP, 1.6944%
10/15/35 (a)(d)(f)	12,294,694	566,005
Series 2002-C7 Class XCP, 1.1897% 1/15/36 (a)(f) .	13,827,213	371,062
Series 2003-C1 Class XCP, 1.5605%
12/15/36 (a)(d)(f)	7,017,081	281,199
Series 2004-C2 Class XCP, 1.4108% 3/1/36 (a)(f)	11,355,047	468,263
Series 2004-C6 Class XCP, 0.905% 8/15/36 (a)(d)(f)	15,813,751	439,399
Series 2005-C7 Class XCP, 0.3803% 10/17/12 (d)(f)	82,165,000	988,880

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Lehman Brothers Floating Rate Commercial Mortgage
Trust floater Series 2003-LLFA:
Class A2, 4.3356% 12/16/14 (a)(d)	$970,000	$970,333
Class E, 4.8456% 12/16/14 (a)(d)	2,080,000	2,086,482
Class J, 5.9956% 12/16/14 (a)(d)	1,420,000	1,414,726
Class K1, 6.4956% 12/16/14 (a)(d)	730,000	726,920
Merrill Lynch Mortgage Trust:
Series 2002-MW1 Class XP, 1.7915%
7/12/34 (a)(d)(f)	5,473,083	248,791
Series 2005-MCP1 Class XP, 0.7682% 6/12/43 (d)(f)	15,752,000	492,174
Series 2005-MKB2 Class XP, 0.4703% 9/12/42 (d)(f)	7,803,441	111,684
Morgan Stanley Capital I, Inc.:
sequential pay:
Series 1999-CAM1 Class A2, 6.76% 3/15/32	49,035	49,889
Series 1999-LIFE Class A1, 6.97% 4/15/33	447,774	459,654
Series 2003-IQ5 Class A2, 4.09% 4/15/38	1,085,000	1,054,530
Series 1997-RR:
Class B, 7.2443% 4/30/39 (a)(d)	77,345	77,701
Class C, 7.3743% 4/30/39 (a)(d)	1,275,066	1,293,825
Series 1999-1NYP Class F, 7.4888% 5/3/30 (a)(d)	1,690,000	1,698,535
Series 2003-IQ5 Class X2, 1.2289%
4/15/38 (a)(d)(f)	9,284,253	340,141
Series 2003-IQ6 Class X2, 0.7562%
12/15/41 (a)(d)(f)	16,995,000	437,502
Series 2005-HQ5 Class X2, 0.543% 1/14/42 (d)(f)	17,785,000	270,942
Series 2005-IQ9 Class X2, 1.2032%
7/15/56 (a)(d)(f)	15,190,000	722,119
Series 2005-TOP17 Class X2, 0.8074%
12/13/41 (d)(f)	11,610,000	361,948
Morgan Stanley Dean Witter Capital I Trust:
floater Series 2002-XLF:
Class D, 4.78% 8/5/14 (a)(d)	621,805	625,116
Class F, 6.03% 8/5/14 (a)(d)	1,171,521	1,171,519
Series 2003-HQ2 Class X2, 1.5866%
3/12/35 (a)(d)(f)	12,600,323	687,023
Series 2003-TOP9 Class X2, 1.6727%
11/13/36 (a)(d)(f)	8,393,006	450,002
Mortgage Capital Funding, Inc. sequential pay
Series 1998-MC2 Class A2, 6.423% 6/18/30	1,176,798	1,209,633
Nationslink Funding Corp.:
sequential pay Series 1999-2 Class A1C, 7.03%
6/20/31	275,825	279,702
Series 1999-1 Class C, 6.571% 1/20/31	1,080,000	1,125,470

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

Commercial Mortgage Securities continued
	Principal	Value
	Amount	(Note 1)
Salomon Brothers Mortgage Securities VII, Inc. floater
Series 2001-CDCA Class C, 4.77% 2/15/13 (a)(d)	$ 612,315	$ 610,987
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A
Class A, 4.5175% 3/24/18 (a)(d)	1,420,141	1,420,141
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (a)	1,050,000	1,068,469
Class E3, 7.253% 3/15/13 (a)	1,555,000	1,595,586
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2004-WHL3:
Class A2, 4.15% 3/15/14 (a)(d)	735,000	735,115
Class E, 4.47% 3/15/14 (a)(d)	460,000	460,255
Class F, 4.52% 3/15/14 (a)(d)	365,000	365,195
Class G, 4.75% 3/15/14 (a)(d)	185,000	185,128
Series 2005-WL5A:
Class KHP1, 4.32% 1/15/18 (a)(d)	375,000	374,961
Class KHP2, 4.52% 1/15/18 (a)(d)	375,000	375,614
Class KHP3, 4.82% 1/15/18 (a)(d)	440,000	440,461
Class KHP4, 4.92% 1/15/18 (a)(d)	345,000	345,493
Class KHP5, 5.12% 1/15/18 (a)(d)	400,000	398,129
Series 2005-WL6A:
Class A2, 3.92% 10/15/17 (a)(d)	1,460,000	1,459,943
Class B, 3.97% 10/15/17 (a)(d)	290,000	289,989
Class D, 4.03% 10/15/17 (a)(d)	585,000	584,977
sequential pay Series 2003-C7 Class A1, 4.241%
10/15/35 (a)	2,458,259	2,388,949
Series 2003-C8 Class XP, 0.8195% 11/15/35 (a)(d)(f)	12,646,545	234,409
Series 2003-C9 Class XP, 0.8114% 12/15/35 (a)(d)(f)	8,537,378	178,956
Series 2004-WHL3X Class 1A, 1.2412%
3/15/14 (a)(d)(f)	33,034,306	73,382
Series 2005-C18 Class XP, 0.533% 4/15/42 (d)(f)	23,520,000	431,950
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $128,330,406)		126,284,104

Foreign Government and Government Agency Obligations 0.3%

Chilean Republic 5.625% 7/23/07	740,000	749,324
United Mexican States 4.625% 10/8/08	3,190,000	3,151,720
TOTAL FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,904,708)		3,901,044

See accompanying notes which are an integral part of the financial statements.

39		Annual Report

Investments continued

Fixed Income Funds 5.9%
		Shares	Value
			(Note 1)
Fidelity Ultra-Short Central Fund (e)
(Cost $77,024,519)		776,767	$ 77,249,478
Preferred Securities 0.3%
		Principal
		Amount

FINANCIALS – 0.3%
Commercial Banks – 0.3%
Abbey National PLC 7.35% (d)		$1,930,000	1,979,170
National Westminster Bank PLC 7.75% (d)		1,430,000	1,505,110
			3,484,280
TOTAL PREFERRED SECURITIES
(Cost $3,595,390)			3,484,280
Cash Equivalents 2.3%
		Maturity
		Amount
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading account
at 4.03%, dated 10/31/05 due 11/1/05)
(Cost $29,459,000)		$29,462,299	29,459,000
TOTAL INVESTMENT PORTFOLIO 99.9%
(Cost $1,311,190,475)			1,298,013,099

NET OTHER ASSETS – 0.1%			1,598,041
NET ASSETS 100%		$ 1,299,611,140

See accompanying notes which are an integral part of the financial statements.
Annual Report	40

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value	(Depreciation)
Purchased
Eurodollar Contracts
153 Eurodollar 90 Day Index Contracts	Dec. 2005	$151,286,400	$(264,830)
153 Eurodollar 90 Day Index Contracts	March 2006	151,188,863	(288,893)
153 Eurodollar 90 Day Index Contracts	June 2006	151,154,438	(201,566)
153 Eurodollar 90 Day Index Contracts	Sept. 2006	151,146,787	(200,388)
153 Eurodollar 90 Day Index Contracts	Dec. 2006	151,148,700	(124,177)
109 Eurodollar 90 Day Index Contracts	March 2007	107,687,912	(45,824)
85 Eurodollar 90 Day Index Contracts	June 2007	83,974,687	(63,102)
TOTAL EURODOLLAR CONTRACTS			(1,188,780)
Sold
Eurodollar Contracts
44 Eurodollar 90 Day Index Contracts	Sept. 2007	43,467,050	59,224
84 Eurodollar 90 Day Index Contracts	Dec. 2007	82,976,250	94,939
83 Eurodollar 90 Day Index Contracts	March 2008	81,985,325	79,318
63 Eurodollar 90 Day Index Contracts	June 2008	62,225,888	51,786
46 Eurodollar 90 Day Index Contracts	Sept. 2008	45,431,900	30,016
35 Eurodollar 90 Day Index Contracts	Dec. 2008	34,564,688	18,223
24 Eurodollar 90 Day Index Contracts	March 2009	23,700,600	9,979
TOTAL EURODOLLAR CONTRACTS			343,485
			$(845,295)

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Investments continued

Swap Agreements

	Expiration	Notional	Value
	Date	Amount

Credit Default Swap
Receive quarterly notional amount
multiplied by .39% and pay JPMorgan
Chase, Inc. upon default event of
Fannie Mae, par value of the notional
amount of Fannie Mae 4.625%
5/1/13	June 2010	$ 1,200,000	$8,399
Receive quarterly notional amount
multiplied by .41% and pay Merrill
Lynch, Inc. upon default event of
Talisman Energy, Inc., par value of the
notional amount of Talisman Energy,
Inc. 7.25% 10/15/27	March 2009	1,000,000	5,244
Receive quarterly notional amount
multiplied by .47% and pay JPMorgan
Chase, Inc. upon default event of
Fannie Mae, par value of the notional
amount of Fannie Mae 4.625%
5/1/13	June 2010	2,100,000	21,907
Receive quarterly notional amount
multiplied by .48% and pay Goldman
Sachs upon default event of TXU
Energy Co. LLC, par value of the
notional amount of TXU Energy Co. LLC
7% 3/15/13	Sept. 2008	2,675,000	(19,110)
Receive quarterly notional amount
multiplied by .48% and pay JPMorgan
Chase, Inc. upon default event of
Fannie Mae, par value of the notional
amount of Fannie Mae 4.625%
5/1/13	June 2010	2,100,000	22,808
Receive quarterly notional amount
multiplied by .52% and pay JPMorgan
Chase, Inc. upon default event of
Fannie Mae, par value of the notional
amount of Fannie Mae 4.625%
5/1/13	June 2010	1,100,000	13,835
Receive quarterly notional amount
multiplied by .53% and pay Golman
Sachs upon default event of News
America, Inc., par value of the notional
amount of News America, Inc. 7.25%
5/18/18	Sept. 2010	4,550,000	5,389

See accompanying notes which are an integral part of the financial statements.

Annual Report	42

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Receive quarterly notional amount
multiplied by .75% and pay Lehman
Brothers, Inc. upon default event of
AOL Time Warner, Inc., par value of
the notional amount of AOL Time
Warner, Inc. 6.875% 5/1/12	Sept. 2009	$4,500,000	$49,870
Receive quarterly notional amount
multiplied by .78% and pay Goldman
Sachs upon default event of TXU
Energy, par value of the notional
amount of TXU Energy Co. LLC 7%
3/15/13	Dec. 2008	2,600,000	(2,650)

TOTAL CREDIT DEFAULT SWAP		21,825,000	105,692
Total Return Swap
Receive monthly notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
CMBS U.S. Aggregate Index adjusted
by a modified duration factor plus 8
basis points and pay monthly notional
amount multiplied by the nominal
spread depreciation of the Lehman
Brothers CMBS U.S. Aggregate Index
adjusted by a modified duration factor
with Deutsche Bank	Jan. 2006	10,000,000	10,209
Receive monthly notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
CMBS U.S. Aggregate Index adjusted
by a modified duration factor plus 25
basis points and pay monthly notional
amount multiplied by the nominal
spread depreciation of the Lehman
Brothers CMBS U.S. Aggregate Index
adjusted by a modified duration factor
with Lehman Brothers, Inc.	Dec. 2005	3,420,000	3,943
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Home
Equity Index and pay monthly a
floating rate based on 1-month LIBOR
with Lehman Brothers, Inc.	May 2006	6,400,000	0
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Index and
pay monthly a floating rate based on
the 1-month LIBOR minus 11.1 basis
points with Lehman Brothers, Inc.	Nov. 2005	4,100,000	2,114

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Investments continued

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index
and pay monthly a floating rate based
on 1-month LIBOR minus 15 basis
points with Citibank	April 2006	$14,170,000	$(155,358)
Receive monthly a return equal to Lehman
Brothers Commercial Mortgage Backed
Securities AAA Daily Index and pay
monthly a floating rate based on
1-month LIBOR minus 10 basis points
with Bank of America	Dec. 2005	7,000,000	(77,873)
Receive monthly a return equal to Lehman
Brothers Commercial Mortgage Backed
Securities AAA Daily Index and pay
monthly a floating rate based on
1-month LIBOR minus 25 basis points
with Bank of America	Dec. 2005	6,645,000	(73,065)

TOTAL TOTAL RETURN SWAP		51,735,000	(290,030)

		$73,560,000	$(184,338)

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $133,434,519
or 10.3% of net assets.

(b) Security or a portion of the security
purchased on a delayed delivery or
when-issued basis.

(c) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $1,975,234.

(d) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(e) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. A
complete unaudited listing of the
fixed income central fund’s holdings is
provided at the end of this report.

(f) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $11,569,000 of which $1,754,000, $3,744,000 and $6,071,000 will expire on October 31, 2007, 2008 and 2013, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report 44

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (including repurchase
agreements of $29,459,000) (cost $1,311,190,475)
— See accompanying schedule		$1,298,013,099
Cash		431
Receivable for investments sold		276,712
Receivable for fund shares sold		3,156,728
Interest receivable		10,908,315
Total assets		1,312,355,285

Liabilities
Payable for investments purchased
Regular delivery	$5,862,783
Delayed delivery	1,151,620
Payable for fund shares redeemed	3,829,061
Distributions payable	521,736
Swap agreements, at value	184,338
Accrued management fee	372,052
Distribution fees payable	307,731
Payable for daily variation on futures contracts	15,750
Other affiliated payables	277,731
Other payables and accrued expenses	221,343
Total liabilities		12,744,145

Net Assets		$ 1,299,611,140
Net Assets consist of:
Paid in capital		$1,321,962,126
Undistributed net investment income		3,415,768
Accumulated undistributed net realized gain (loss) on
investments		(11,559,745)
Net unrealized appreciation (depreciation) on
investments		(14,207,009)
Net Assets		$ 1,299,611,140

See accompanying notes which are an integral part of the financial statements.

45 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($369,511,595 ÷ 39,341,934 shares)	$9.39
Maximum offering price per share (100/98.50 of $9.39)	$9.53
Class T:
Net Asset Value and redemption price per share
($544,661,878 ÷ 57,951,241 shares)	$9.40
Maximum offering price per share (100/98.50 of $9.40)	$9.54
Class B:
Net Asset Value and offering price per share
($39,189,620 ÷ 4,165,596 shares)A	$9.41
Class C:
Net Asset Value and offering price per share
($194,991,503 ÷ 20,741,755 shares)A	$9.40
Institutional Class:
Net Asset Value, offering price and redemption price
per share ($151,256,544 ÷ 16,094,850 shares)	$9.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 46

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$126,340
Interest		49,138,414
Security lending		7,700
Total income		49,272,454

Expenses
Management fee	$4,945,796
Transfer agent fees	2,837,637
Distribution fees	4,040,262
Accounting and security lending fees	439,913
Independent trustees’ compensation	6,127
Custodian fees and expenses	48,657
Registration fees	137,610
Audit	57,598
Legal	5,378
Miscellaneous	176,602
Total expenses before reductions	12,695,580
Expense reductions	(42,210)	12,653,370

Net investment income		36,619,084
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	(3,534,439)
Futures contracts	(232,981)
Swap agreements	83,207
Total net realized gain (loss)		(3,684,213)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(19,999,449)
Futures contracts	(2,673,916)
Swap agreements	(694,024)
Total change in net unrealized appreciation
(depreciation)		(23,367,389)
Net gain (loss)		(27,051,602)
Net increase (decrease) in net assets resulting from
operations		$9,567,482

See accompanying notes which are an integral part of the financial statements.

47 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 36,619,084	$ 22,962,231
Net realized gain (loss)	(3,684,213)	5,207,128
Change in net unrealized appreciation (depreciation) .	(23,367,389)	308,131
Net increase (decrease) in net assets resulting
from operations	9,567,482	28,477,490
Distributions to shareholders from net investment income .	(36,325,031)	(21,460,300)
Distributions to shareholders from net realized gain	(1,086,013)	—
Total distributions	(37,411,044)	(21,460,300)
Share transactions - net increase (decrease)	27,080,998	137,865,371
Total increase (decrease) in net assets	(762,564)	144,882,561

Net Assets
Beginning of period	1,300,373,704	1,155,491,143
End of period (including undistributed net investment
income of $3,415,768 and undistributed net
investment income of $4,733,740, respectively)	$ 1,299,611,140	$ 1,300,373,704

See accompanying notes which are an integral part of the financial statements.

Annual Report

48

Financial Highlights Class A

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$9.60	$9.55	$9.44	$9.49	$9.12
Income from Investment
Operations
Net investment incomeC	281	.202	.261	.381F	.523
Net realized and unrealized
gain (loss)	(.204)	.040	.128	(.034)F	.386
Total from investment operations	077	.242	.389	.347	.909
Distributions from net investment
income	(.279)	(.192)	(.279)	(.397)	(.539)
Distributions from net realized
gain	(.008)	—	—	—	—
Total distributions	(.287)	(.192)	(.279)	(.397)	(.539)
Net asset value, end of period	$9.39	$9.60	$9.55	$9.44	$9.49
Total ReturnA,B	81%	2.56%	4.16%	3.78%	10.22%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	85%	.87%	.81%	.80%	.85%
Expenses net of voluntary
waivers, if any	85%	.87%	.81%	.80%	.85%
Expenses net of all reductions	85%	.87%	.81%	.80%	.84%
Net investment income	2.96%	2.13%	2.74%	4.09%F	5.63%
Supplemental Data
Net assets, end of period
(000 omitted)	$369,512	$357,760	$186,290	$106,018	$38,240
Portfolio turnover rate	94%	87%	102%	111%	145%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

49 Annual Report

Financial Highlights Class T

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$9.60	$9.55	$9.45	$9.50	$9.13
Income from Investment
Operations
Net investment incomeC	284	.207	.261	.381F	.525
Net realized and unrealized
gain (loss)	(.194)	.038	.118	(.036)F	.383
Total from investment operations	090	.245	.379	.345	.908
Distributions from net investment
income	(.282)	(.195)	(.279)	(.395)	(.538)
Distributions from net realized
gain	(.008)	—	—	—	—
Total distributions	(.290)	(.195)	(.279)	(.395)	(.538)
Net asset value, end of period	$9.40	$9.60	$9.55	$9.45	$9.50
Total ReturnA,B	95%	2.59%	4.04%	3.75%	10.21%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	81%	.83%	.82%	.82%	.85%
Expenses net of voluntary
waivers, if any	81%	.83%	.82%	.82%	.85%
Expenses net of all reductions	81%	.83%	.82%	.82%	.85%
Net investment income	2.99%	2.16%	2.73%	4.07%F	5.62%
Supplemental Data
Net assets, end of period
(000 omitted)	$544,662	$517,440	$468,931	$388,495	$309,958
Portfolio turnover rate	94%	87%	102%	111%	145%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the sales charges.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

50

Financial Highlights Class B

Years ended October 31,	2005	2004	2003	2002G
Selected Per Share Data
Net asset value, beginning of period	$9.61	$9.56	$9.46	$9.43
Income from Investment Operations
Net investment incomeE	210	.130	.183	.281I
Net realized and unrealized gain (loss)	(.194)	.038	.120	(.234)I
Total from investment operations	016	.168	.303	.047
Distributions from net investment income	(.208)	(.118)	(.203)	(.017)
Distributions from net realized gain	(.008)	—	—	—
Total distributions	(.216)	(.118)	(.203)	(.017)
Net asset value, end of period	$9.41	$9.61	$9.56	$9.46
Total ReturnB,C,D	17%	1.77%	3.23%	.50%
Ratios to Average Net AssetsF,H
Expenses before expense reductions	1.61%	1.63%	1.61%	1.86%A
Expenses net of voluntary waivers, if any .	1.60%	1.63%	1.61%	1.65%A
Expenses net of all reductions	1.60%	1.63%	1.61%	1.65%A
Net investment income	2.21%	1.36%	1.94%	3.59%A,I
Supplemental Data
Net assets, end of period (000 omitted)	$39,190	$53,502	$49,353	$3,811
Portfolio turnover rate	94%	87%	102%	111%
A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Amounts do not include the activity of the affiliated central fund.
G For the period October 9, 2002 (commencement of sale of shares) to October 31, 2002.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

51 Annual Report

Financial Highlights Class C

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$9.61	$9.55	$9.45	$9.50	$9.13
Income from Investment
Operations
Net investment incomeC	206	.129	.182	.304F	.448
Net realized and unrealized
gain (loss)	(.204)	.048	.118	(.037)F	.383
Total from investment operations	002	.177	.300	.267	.831
Distributions from net investment
income	(.204)	(.117)	(.200)	(.317)	(.461)
Distributions from net realized
gain	(.008)	—	—	—	—
Total distributions	(.212)	(.117)	(.200)	(.317)	(.461)
Net asset value, end of period	$9.40	$9.61	$9.55	$9.45	$9.50
Total ReturnA,B	02%	1.86%	3.19%	2.90%	9.30%
Ratios to Average Net AssetsD,E
Expenses before expense
reductions	1.64%	1.65%	1.64%	1.64%	1.68%
Expenses net of voluntary
waivers, if any	1.64%	1.65%	1.64%	1.64%	1.68%
Expenses net of all reductions	1.64%	1.65%	1.64%	1.63%	1.68%
Net investment income	2.16%	1.34%	1.91%	3.25%F	4.80%
Supplemental Data
Net assets, end of period
(000 omitted)	$194,992	$273,166	$359,779	$283,046	$99,486
Portfolio turnover rate	94%	87%	102%	111%	145%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Amounts do not include the activity of the affiliated central fund.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
F Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

52

Financial Highlights Institutional Class

Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$9.60	$9.55	$9.45	$9.50	$9.13
Income from Investment
Operations
Net investment incomeB	301	.225	.278	.397E	.540
Net realized and unrealized
gain (loss)	(.194)	.038	.119	(.043)E	.387
Total from investment operations	107	.263	.397	.363	.927
Distributions from net investment
income	(.299)	(.213)	(.297)	(.413)	(.557)
Distributions from net realized
gain	(.008)	—	—	—	—
Total distributions	(.307)	(.213)	(.297)	(.413)	(.557)
Net asset value, end of period	$9.40	$9.60	$9.55	$9.45	$9.50
Total ReturnA	1.14%	2.78%	4.24%	3.95%	10.43%
Ratios to Average Net AssetsC,D
Expenses before expense
reductions	63%	.64%	.63%	.64%	.66%
Expenses net of voluntary
waivers, if any	63%	.64%	.63%	.64%	.66%
Expenses net of all reductions	63%	.64%	.63%	.63%	.66%
Net investment income	3.18%	2.35%	2.92%	4.25%E	5.81%
Supplemental Data
Net assets, end of period
(000 omitted)	$151,257	$98,505	$91,138	$65,330	$23,301
Portfolio turnover rate	94%	87%	102%	111%	145%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central fund.
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

53 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Short Fixed Income Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of four years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds,

Annual Report

54

1. Significant Accounting Policies continued
Security Valuation - continued

including Central Funds, are valued at their closing net asset value each business day Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions, capital loss carryforwards, and losses deferred due to wash sales.

55 Annual Report

Notes to Financial Statements continued
1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$3,217,636
Unrealized depreciation	(15,875,945)
Net unrealized appreciation (depreciation)	(12,658,309)
Undistributed ordinary income	1,878,379
Capital loss carryforward	(11,569,420)

Cost for federal income tax purposes	$1,310,671,408

The tax character of distributions paid was as follows:

	October 31, 2005	October 31, 2004
Ordinary Income	$37,411,044	$21,460,300

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the

Annual Report

56

2. Operating Policies continued
Delayed Delivery Transactions and When Issued Securities continued

amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional

57 Annual Report

Notes to Financial Statements continued

2. Operating Policies continued

Swap Agreements continued

principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying State ment of Operations as realized gains or losses, respectively .

Swaps are marked to market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the State ment of Assets and Liabilities. These risks include changes in the returns of the underly ing instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund’s right to repurchase or sell securities may be limited.

Annual Report

58

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $384,386,509 and $372,729,983, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was ..38% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.15%	$548,029	$735
Class T	0%	.15%	802,496	9,983
Class B	65%	.25%	409,140	295,846
Class C	75%	.25%	2,280,597	282,029
			$4,040,262	$588,593

Sales Load. FDC receives a front end sales charge of up to 1.50% for selling Class A and Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of a contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3% to 1% for Class B, 1% for Class C and .25% for certain purchases of Class A and Class T shares.

59 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued

Sales Load continued

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$53,133
Class T	40,264
Class B*	133,216
Class C*	34,926
$261,539

*	When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$929,594.25
Class T	1,145,454.21
Class B	115,764.25
Class C	425,832.19
Institutional Class	220,993.18
	$2,837,637

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

60

4. Fees and Other Transactions with Affiliates continued
Affiliated Central Funds continued

The fund may also invest in CIPs managed by FIMM. The Ultra Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by invest ing in U.S. dollar denominated money market and investment grade debt securities.

The fund’s Schedule of Investments lists the CIP as an investment of the fund but does not include the underlying holdings of the CIP. Based on its investment objectives, the CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of the CIP and the fund.

A complete unaudited list of holdings for the CIP is available at the end of this report. In addition, a copy of the CIP’s financial statements is available on the EDGAR Database on the SEC’s website www.sec.gov, or at the Commission’s public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,909,404 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of

61 Annual Report

Notes to Financial Statements continued
6. Security Lending continued

insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	90% - .83%*	$28,725
Class B	1.65% - 1.58%*	5,376
		$34,101
* Expense limitation in effect at period end.

In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $8,109.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

62

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

			Years ended October 31,
			2005	2004
From net investment income
Class A			$10,743,507	$5,013,218
Class T			15,909,371	9,968,400
Class B			982,753	631,694
Class C			4,841,882	3,806,748
Institutional Class			3,847,518	2,040,240
Total			$36,325,031	$21,460,300
From net realized gain
Class A			$299,982	$—
Class T			436,716	—
Class B			43,394	—
Class C			219,150	—
Institutional Class			86,771	—
Total			$1,086,013	$—

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares			Dollars
	Years ended October 31,			Years ended October 31,
	2005	2004	2005	2004
Class A
Shares sold	15,866,789	29,233,051	$ 150,493,785	$ 278,943,707
Reinvestment of
distributions	1,023,632	439,890	9,698,542	4,211,651
Shares redeemed	(14,827,970)	(11,910,485)	(140,591,886)	(113,916,095)
Net increase (decrease)	2,062,451	17,762,456	$19,600,441	$ 169,239,263
Class T
Shares sold	25,539,658	28,914,757	$ 242,408,838	$ 277,148,967
Reinvestment of
distributions	1,515,180	903,574	14,364,388	8,659,227
Shares redeemed	(22,986,919)	(25,026,151)	(218,160,605)	(239,735,328)
Net increase (decrease)	4,067,919	4,792,180	$38,612,621	$ 46,072,866
Class B
Shares sold	991,898	2,729,377	$ 9,428,825	$ 26,154,196
Reinvestment of
distributions	89,903	53,426	853,530	512,510
Shares redeemed	(2,482,456)	(2,378,750)	(23,589,493)	(22,795,089)
Net increase (decrease)	(1,400,655)	404,053	$ (13,307,138)	$ 3,871,617

		63		Annual Report

Notes to Financial Statements continued

10. Share Transactions - continued

	Shares			Dollars
	Years ended October 31,			Years ended October 31,
	2005	2004	2005	2004
Class C
Shares sold	3,789,292	7,826,650	$35,934,636	$75,024,654
Reinvestment of
distributions	341,788	249,628	3,242,233	2,393,112
Shares redeemed	(11,828,809)	(17,295,166)	(112,353,549)	(165,609,343)
Net increase (decrease)	(7,697,729)	(9,218,888)	$(73,176,680)	$(88,191,577)
Institutional Class
Shares sold	9,882,466	6,288,234	$93,788,947	$60,243,381
Reinvestment of
distributions	310,507	131,407	2,942,021	1,258,983
Shares redeemed	(4,357,149)	(5,702,420)	(41,379,214)	(54,629,162)
Net increase (decrease)	5,835,824	717,221	$55,351,754	$6,873,202

Annual Report

64

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Short Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Short Fixed Income Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Short Fixed Income Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2005

65 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statements of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

66

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Fidelity Advisor Short Fixed Income (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Adminis trative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

67 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

68

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

69 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corpora tion (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the Uni versity of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Annual Report

70

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

71 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Advisor Short Fixed Income. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

Annual Report

72

Name, Age; Principal Occupation David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Advisor Short Fixed Income. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003 present) and a Vice President of FMR (2000 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Advisor Short Fixed Income. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a port folio manager in the Bond Group (1997 2004).

Andrew Dudley (40)

Year of Election or Appointment: 1997

Vice President of Advisor Short Fixed Income. Mr. Dudley also serves as Vice President of other funds advised by FMR.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Short Fixed Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

73 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Short Fixed Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice Presi dent and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Short Fixed Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Short Fixed Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Short Fixed Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Short Fixed Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Annual Report

74

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Short Fixed Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice Presi dent of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Short Fixed Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple ton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Short Fixed Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Man ager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Invest ments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1987

Assistant Treasurer of Advisor Short Fixed Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

75 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Short Fixed Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Short Fixed Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Short Fixed Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

76

Distributions

A total of 11.35% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

77 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes

Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000

Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000

Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000

Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000

William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000

Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000

Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000

Annual Report 78

	# of	% of
	Votes	Votes

William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000

Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

PROPOSAL 3

To modify the fundamental investment objective of Fidelity Advisor Short Fixed Income Fund.

	# of	% of
	Votes	Votes
Affirmative	451,735,409.15	68.509
Against	33,917,535.64	5.144
Abstain	33,600,977.19	5.096
Broker
Non Votes .	140,124,910.57	21.251
TOTAL	659,378,832.55	100.000

A Denotes trust-wide proposals and voting results.

79 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Short Fixed Income Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

80

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a

81 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

82

The Board noted that the relative investment performance of Institutional Class of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of Institutional Class of the fund has compared favorably to its benchmark over time, although the fund’s five year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for

83 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 35% would mean that 65% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund’s management contract that lowered the fund’s individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund’s management fee rate from 43 basis points to 33 basis points.

Annual Report

84

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class T ranked below its competitive median for 2004, and the total expenses of each of Class B, Class C, and Institutional Class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced each class’s total expenses by 10 basis points and the total expenses of Class B would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for

85 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund’s management fee rate from 43 basis points to 33 basis points and the reduction in each class’s total expenses by 10 basis points would deliver significant economies to fund shareholders.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of

Annual Report

86

economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

87 Annual Report

     The following is a complete listing of investments for Fidelity’s fixed income central fund as of October 31, 2005 which is a direct or indirect investment of Fidelity Advisor Short Fixed Income Fund. These underlying holdings of the Fidelity fixed income central funds are not included in the Schedule of Investments as part of the Financial Statements.

Annual Report

88

Fidelity Ultra-Short Central Fund

Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Nonconvertible Bonds 4.7%
	Principal	Value
	Amount

CONSUMER DISCRETIONARY – 1.0%
Auto Components 0.3%
DaimlerChrysler NA Holding Corp.:
4.3138% 9/10/07 (d)	$16,665,000	$16,705,413
4.43% 5/24/06 (d)	4,700,000	4,711,816
		21,417,229
Media – 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,148,400
Cox Communications, Inc. (Reg. S) 4.4069%
12/14/07 (d)	12,140,000	12,231,062
Cox Radio, Inc. 6.625% 2/15/06	5,575,000	5,601,637
Liberty Media Corp. 5.37% 9/17/06 (d)	16,694,000	16,808,354
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,327,790
		51,117,243

TOTAL CONSUMER DISCRETIONARY		72,534,472

ENERGY 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,641,441

FINANCIALS – 1.5%
Capital Markets 0.1%
State Street Capital Trust II 4.29% 2/15/08 (d)	10,000,000	10,004,800
Commercial Banks – 0.4%
Santander US Debt SA Unipersonal 4.2406%
10/21/08 (a)(d)	15,000,000	14,994,240
Wells Fargo & Co. 3.8738% 3/10/08 (d)	16,600,000	16,600,149
		31,594,389
Consumer Finance – 0.3%
MBNA Europe Funding PLC 3.97% 9/7/07 (a)(d)	19,925,000	19,921,035
Insurance – 0.1%
Oil Insurance Ltd. 4.115% 10/6/06 (a)(d)	6,710,000	6,706,994
Thrifts & Mortgage Finance – 0.6%
Countrywide Financial Corp. 4.275% 4/11/07 (d)	11,025,000	11,036,411
Residential Capital Corp. 5.385% 6/29/07 (a)(d)	14,150,000	14,285,416
Washington Mutual Bank 3.9363% 8/25/08 (d)	16,325,000	16,331,726
		41,653,553

TOTAL FINANCIALS		109,880,771

89		Annual Report

Investments (Unaudited) continued

Nonconvertible Bonds continued
	Principal	Value
	Amount

TELECOMMUNICATION SERVICES – 1.1%
Diversified Telecommunication Services – 1.0%
British Telecommunications PLC 7.875% 12/15/05	$18,145,000	$18,216,001
France Telecom SA 7.2% 3/1/06	5,600,000	5,648,054
GTE Corp. 6.36% 4/15/06	9,000,000	9,063,801
SBC Communications, Inc. 4.389% 6/5/06 (a)	15,315,000	15,281,001
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	5,997,360
Telefonos de Mexico SA de CV 4.5% 11/19/08	10,240,000	10,018,376
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,749,626
		70,974,219
Wireless Telecommunication Services – 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,547,696

TOTAL TELECOMMUNICATION SERVICES		76,521,915

UTILITIES – 0.9%
Electric Utilities – 0.1%
FirstEnergy Corp. 5.5% 11/15/06	7,752,000	7,796,915
Gas Utilities 0.2%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,259,611
Multi-Utilities – 0.6%
Dominion Resources, Inc. 4.27% 9/28/07 (d)	17,150,000	17,150,909
DTE Energy Co. 6.45% 6/1/06	13,190,000	13,312,957
NiSource, Inc. 3.628% 11/1/06	8,410,000	8,297,146
Sempra Energy 4.75% 5/15/09	5,500,000	5,400,632
		44,161,644

TOTAL UTILITIES		61,218,170

TOTAL NONCONVERTIBLE BONDS
(Cost $332,282,297)		331,796,769

U.S. Government Agency Obligations 0.8%

Federal Home Loan Bank 0% 12/28/05 (c)	2,000,000	1,987,524
Freddie Mac 0% 9/29/06	58,700,000	56,291,011
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $58,343,898)		58,278,535

Annual Report

90

Asset Backed Securities 31.7%
	Principal	Value
	Amount
Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 4.3375% 7/25/34 (d)	$7,112,368	$7,122,452
Series 2004-3 Class 2A4, 4.3875% 10/25/34 (d)	10,777,421	10,798,210
Series 2004-4 Class A2D, 4.3875% 1/25/35 (d)	3,024,509	3,032,439
Series 2005-1:
Class M1, 4.5075% 4/25/35 (d)	11,280,000	11,283,784
Class M2, 4.7275% 4/25/35 (d)	5,275,000	5,288,502
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.6875% 6/25/32 (d)	1,842,987	1,859,743
Series 2002-HE2 Class M1, 4.8875% 8/25/32 (d)	18,631,213	18,697,799
Series 2003-FM1 Class M2, 5.8875% 11/25/32 (d) .	3,015,000	3,040,472
Series 2003-HS1:
Class M1, 4.7875% 6/25/33 (d)	800,000	803,725
Class M2, 5.7875% 6/25/33 (d)	856,000	869,893
Series 2003-NC1 Class M1, 4.8175% 7/25/33 (d)	1,600,000	1,608,045
Series 2004-HE1:
Class M1, 4.5375% 2/25/34 (d)	2,193,000	2,194,543
Class M2, 5.1375% 2/25/34 (d)	2,475,000	2,476,513
Series 2004-OP1:
Class M1, 4.5575% 4/25/34 (d)	4,420,000	4,424,175
Class M2, 5.0875% 4/25/34 (d)	6,240,000	6,329,673
Series 2005-HE2:
Class M1, 4.4775% 4/25/35 (d)	1,530,000	1,529,935
Class M2, 4.4875% 4/25/35 (d)	1,803,000	1,802,216
Class M3, 4.5175% 4/25/35 (d)	1,040,000	1,041,169
Class M4, 4.6775% 4/25/35 (d)	1,340,000	1,341,492
Series 2005-HE3:
Class A2A, 4.1375% 5/25/35 (d)	6,479,098	6,479,710
Class A2B, 4.2475% 5/25/35 (d)	4,370,000	4,367,746
Series 2005-SD1 Class A1, 4.4375% 11/25/50 (d)	2,201,641	2,204,227
Aesop Funding II LLC Series 2005-1A Class A2, 4.06%
4/20/09 (a)(d)	8,800,000	8,801,193
American Express Credit Account Master Trust:
Series 2002-6 Class B, 4.42% 3/15/10 (d)	5,000,000	5,027,519
Series 2004-1 Class B, 4.22% 9/15/11 (d)	5,775,000	5,797,268
Series 2004-C Class C, 4.47% 2/15/12 (a)(d)	14,647,039	14,680,935
Series 2005-1 Class A, 4% 10/15/12 (d)	15,455,000	15,484,663
Series 2005-6 Class C, 4.22% 3/15/11 (a)(d)	9,085,000	9,082,547
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,866,618
Series 2003-AM Class A4B, 4.36% 11/6/09 (d)	11,352,650	11,382,713
Series 2003-BX Class A4B, 4.27% 1/6/10 (d)	3,174,903	3,183,160
Series 2003-CF Class A3, 2.75% 10/9/07	7,314,903	7,294,188

91 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
AmeriCredit Automobile Receivables Trust: – continued
Series 2005-1 Class C, 4.73% 7/6/10	$15,500,000	$ 15,332,099
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.7375% 8/25/32 (d)	2,523,714	2,533,852
Series 2003-1:
Class A2, 4.4475% 2/25/33 (d)	75,411	75,424
Class M1, 4.9375% 2/25/33 (d)	6,150,000	6,186,041
Series 2003-3 Class M1, 4.8375% 3/25/33 (d)	1,590,000	1,597,924
Series 2003-6:
Class M1, 4.7975% 8/25/33 (d)	7,560,000	7,609,129
Class M2, 5.8875% 5/25/33 (d)	2,750,000	2,801,355
Series 2003-11 Class M1, 4.7275% 1/25/34 (d)	2,995,000	3,023,395
Series 2003-AR1 Class M1, 5.1875% 1/25/33 (d)	7,000,000	7,062,460
Series 2004-R2:
Class M1, 4.4675% 4/25/34 (d)	1,230,000	1,229,950
Class M2, 4.5175% 4/25/34 (d)	950,000	949,961
Class M3, 4.5875% 4/25/34 (d)	3,500,000	3,499,857
Class M4, 5.0875% 4/25/34 (d)	4,500,000	4,499,811
Series 2004-R9 Class A3, 4.3575% 10/25/34 (d)	7,983,292	7,993,585
Series 2005-R1:
Class M1, 4.4875% 3/25/35 (d)	5,710,000	5,707,599
Class M2, 4.5175% 3/25/35 (d)	1,925,000	1,924,221
Series 2005-R2 Class M1, 4.4875% 4/25/35 (d)	12,500,000	12,499,470
Amortizing Residential Collateral Trust:
Series 2002-BC1 Class M2, 5.1375% 1/25/32 (d)	658,030	660,900
Series 2002-BC3 Class A, 4.3675% 6/25/32 (d)	2,411,175	2,418,359
Series 2002-BC6 Class M1, 4.7875% 8/25/32 (d)	24,900,000	25,087,069
Series 2002-BC7:
Class M1, 4.8375% 10/25/32 (d)	10,000,000	10,028,130
Class M2, 4.9375% 10/25/32 (d)	5,575,000	5,601,112
ARG Funding Corp.:
Series 2005-1A Class A2, 4.1% 4/20/09 (a)(d)	11,000,000	10,986,250
Series 2005-2A Class A2, 4.11% 5/20/09 (a)(d)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.8375% 9/25/33 (d)	20,000,000	20,581,260
Series 2003-W7 Class A2, 4.4275% 3/1/34 (d)	3,359,730	3,366,582
Series 2004-W5 Class M1, 4.6375% 4/25/34 (d)	3,960,000	3,964,656
Series 2004-W7:
Class M1, 4.5875% 5/25/34 (d)	4,085,000	4,084,828
Class M2, 4.6375% 5/25/34 (d)	3,320,000	3,319,862

Annual Report

92

Asset Backed Securities continued
	Principal	Value
	Amount
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 4.35% 4/15/33 (d)	$11,498	$11,497
Class M1, 4.87% 4/15/33 (d)	11,365,000	11,409,578
Series 2003-HE3:
Class M1, 4.8% 6/15/33 (d)	2,185,000	2,195,876
Class M2, 5.97% 6/15/33 (d)	10,000,000	10,156,850
Series 2003-HE4 Class M2, 5.97% 8/15/33 (d)	5,695,000	5,773,315
Series 2003-HE5 Class A2A, 4.33% 8/15/33 (d)	43,174	43,171
Series 2003-HE6 Class M1, 4.6875% 11/25/33 (d) .	3,475,000	3,498,285
Series 2004-HE2 Class M1, 4.5875% 4/25/34 (d)	6,060,000	6,082,391
Series 2004-HE3:
Class M1, 4.5775% 6/25/34 (d)	1,450,000	1,457,513
Class M2, 5.1575% 6/25/34 (d)	3,350,000	3,390,758
Series 2004-HE6 Class A2, 4.3975% 6/25/34 (d)	14,200,440	14,228,720
Series 2005-HE2:
Class M1, 4.4875% 3/25/35 (d)	8,250,000	8,259,426
Class M2, 4.5375% 3/25/35 (d)	2,065,000	2,070,589
Series 2005-HE3 Class A4, 4.2375% 4/25/35 (d)	11,650,000	11,651,799
Series 2005-HE6 Class A2B, 4.2875% 7/25/35 (d)	10,000,000	10,011,523
Bank One Issuance Trust:
Series 2002-B1 Class B1, 4.35% 12/15/09 (d)	20,655,000	20,730,358
Series 2002-B3 Class B, 4.33% 8/15/08 (d)	14,500,000	14,501,949
Series 2002-C1 Class C1, 4.93% 12/15/09 (d)	7,980,000	8,060,392
Series 2003-C4 Class C4, 5% 2/15/11 (d)	14,910,000	15,196,998
Bayview Financial Acquisition Trust Series 2004-C Class
A1, 4.49% 5/28/44 (d)	7,542,899	7,557,924
Bayview Financial Asset Trust Series 2003-F Class A,
4.57% 9/28/43 (d)	8,681,613	8,700,137
Bayview Financial Mortgage Loan Trust Series 2004-A
Class A, 4.52% 2/28/44 (d)	5,007,203	5,021,783
Bear Stearns Asset Backed Securities, Inc. Series 2005-3
Class A1, 4.4875% 9/25/35 (d)	3,883,729	3,883,574
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 4.5375% 2/25/35 (d)	6,655,000	6,657,160
Class M2, 4.7875% 2/25/35 (d)	2,430,000	2,438,039
Series 2005-HE5 Class 1A1, 4.1475% 6/25/35 (d)	8,551,193	8,550,773
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,247,432	2,222,511
Series 2003-1 Class B, 4.44% 6/15/10 (a)(d)	4,586,078	4,597,226
Series 2003-2 Class B, 4.25% 1/15/09 (d)	2,205,651	2,209,063
Series 2005-1 Class B, 4.345% 6/15/10 (d)	5,725,000	5,757,286

93 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 4.25% 1/15/10 (d)	$9,630,000	$9,649,960
Series 2004-B Class A4, 4.08% 8/15/11 (d)	16,300,000	16,305,203
Capital One Master Trust:
Series 1999-3 Class B, 4.45% 9/15/09 (d)	5,000,000	5,001,109
Series 2001-1 Class B, 4.48% 12/15/10 (d)	19,500,000	19,631,949
Series 2001-8A Class B, 4.52% 8/17/09 (d)	9,585,000	9,623,581
Series 2002-4A Class B, 4.47% 3/15/10 (d)	6,000,000	6,025,753
Capital One Multi-Asset Execution Trust Series 2003-B1
Class B1, 5.14% 2/17/09 (d)	15,470,000	15,529,018
Capital Trust Ltd. Series 2004-1:
Class A2, 4.45% 7/20/39 (a)(d)	2,968,000	2,967,819
Class B, 4.75% 7/20/39 (a)(d)	1,550,000	1,549,899
Class C, 5.1% 7/20/39 (a)(d)	1,994,000	1,993,860
Carrington Mortgage Loan Trust Series 2005-FRE1,
4.27% 7/25/28 (d)	15,580,000	15,580,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 5.0675% 1/25/32 (d)	3,011,477	3,013,877
Series 2002-HE2 Class M1, 4.7375% 1/25/33 (d)	9,278,431	9,303,430
Series 2002-HE3:
Class M1, 5.1375% 3/25/33 (d)	21,339,884	21,552,940
Class M2, 5.8913% 3/25/33 (d)	9,968,976	10,085,547
Series 2003-HE1:
Class M1, 4.5413% 8/25/33 (d)	1,907,142	1,913,564
Class M2, 5.5913% 8/25/33 (d)	4,369,996	4,413,584
Series 2003-HE2 Class A, 3.9913% 10/25/33 (d)	711,304	711,544
Series 2003-HE3:
Class M1, 4.7375% 11/25/33 (d)	2,254,989	2,275,001
Class M2, 5.7875% 11/25/33 (d)	1,719,992	1,748,101
Series 2004-HE2 Class M2, 5.2375% 7/26/34 (d)	2,345,000	2,365,376
Cendant Timeshare Receivables Funding LLC Series
2005 1A Class 2A2, 4.18% 5/20/17 (a)(d)	8,913,698	8,913,698
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 4.45% 3/16/09 (d)	1,305,000	1,310,274
Series 2003-6 Class C, 4.77% 2/15/11 (d)	16,400,000	16,649,472
Series 2004-1 Class B, 4.17% 5/15/09 (d)	4,105,000	4,104,720
Citibank Credit Card Issuance Trust:
Series 2001-B2 Class B2, 4.3038% 12/10/08 (d)	11,945,000	11,986,087
Series 2002-B1 Class B1, 4.2906% 6/25/09 (d)	9,010,000	9,036,081
Series 2002-C1 Class C1, 4.7369% 2/9/09 (d)	17,500,000	17,667,794
Series 2003-B1 Class B1, 4.0763% 3/7/08 (d)	25,000,000	25,016,290
Series 2003-C1 Class C1, 5.2% 4/7/10 (d)	17,785,000	18,161,062

Annual Report

94

Asset Backed Securities continued
	Principal	Value
	Amount
Citigroup Mortgage Loan Trust Series 2003-HE4 Class
A, 4.4475% 12/25/33 (a)(d)	$7,432,367	$7,433,138
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 4.08% 6/15/11 (d)	18,000,000	17,998,465
Class B, 4.37% 6/15/11 (d)	2,280,000	2,279,804
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 4.4675% 5/25/33 (d)	1,157,888	1,160,675
Series 2003-BC1 Class M2, 6.0375% 9/25/32 (d)	11,065,000	11,176,165
Series 2003-SD3 Class A1, 4.4575% 12/25/32 (a)(d)	687,059	690,247
Series 2004-2 Class M1, 4.5375% 5/25/34 (d)	5,200,000	5,208,709
Series 2004-3:
Class 3A4, 4.2875% 8/25/34 (d)	412,288	412,601
Class M1, 4.5375% 6/25/34 (d)	1,475,000	1,477,797
Series 2004-4:
Class A, 4.4075% 8/25/34 (d)	1,961,528	1,963,288
Class M1, 4.5175% 7/25/34 (d)	3,650,000	3,660,690
Class M2, 4.5675% 6/25/34 (d)	4,395,000	4,399,463
Series 2005-1:
Class 1AV2, 4.2375% 7/25/35 (d)	8,780,000	8,779,655
Class M1, 4.4575% 8/25/35 (d)	19,600,000	19,586,072
Class MV1, 4.4375% 7/25/35 (d)	3,135,000	3,133,772
Class MV2, 4.4775% 7/25/35 (d)	3,765,000	3,762,365
Class MV3, 4.5175% 7/25/35 (d)	1,560,000	1,561,446
Series 2005-3 Class MV1, 4.4575% 8/25/35 (d)	11,125,000	11,116,835
Series 2005-AB1 Class A2, 4.2475% 8/25/35 (d)	17,520,000	17,519,308
Series 2005-BC1 Class 2A2, 4.2375% 5/25/35 (d)	8,375,000	8,376,044
Series 2005-IM1 Class A1, 4.1675% 11/25/35 (d)	15,693,686	15,693,099
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 4.4275% 4/25/34 (d)	1,994,191	2,002,512
Series 2004-FRE1:
Class A2, 4.3875% 4/25/34 (d)	1,609,084	1,609,023
Class M3, 4.6875% 4/25/34 (d)	5,885,000	5,884,753
Discover Card Master Trust I:
Series 2003-4 Class B1, 4.3% 5/16/11 (d)	8,155,000	8,200,137
Series 2005-1 Class B, 4.12% 9/16/10 (d)	12,750,000	12,737,910
Fannie Mae guaranteed REMIC pass thru certificates
Series 2004-T5 Class AB3, 4.4295% 5/28/35 (d)	4,568,090	4,569,678
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.7175% 11/25/33 (d)	1,300,000	1,312,574
Class M2, 5.7875% 11/25/33 (d)	700,000	718,402
Series 2004-1 Class M2, 5.1375% 1/25/35 (d)	3,700,000	3,741,806

95 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Fieldstone Mortgage Investment Corp.: – continued
Series 2004-2 Class M2, 5.1875% 7/25/34 (d)	$9,890,000	$9,889,591
Series 2004-3 Class M5, 5.4875% 8/25/34 (d)	2,000,000	2,033,125
Series 2005-2 Class 2A1, 4.1575% 12/25/35 (d)	16,103,387	16,102,782
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 4.1275% 3/25/35 (d)	5,908,015	5,908,943
Series 2005-FF2 Class M6, 4.7375% 3/25/35 (d)	6,950,000	6,957,787
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.5875% 3/25/34 (d)	400,000	400,630
Class M4, 4.9375% 3/25/34 (d)	300,000	302,755
First USA Credit Card Master Trust Series 2001-4
Class B, 4.34% 1/12/09 (d)	15,000,000	15,013,395
First USA Secured Note Trust Series 2001-3 Class C,
5.0469% 11/19/08 (a)(d)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2,
4.4% 10/15/07 (d)	19,600,000	19,667,314
Ford Credit Floorplan Master Owner Trust Series
2005-1:
Class A, 4.12% 5/15/10 (d)	9,590,000	9,586,859
Class B, 4.41% 5/15/10 (d)	2,625,000	2,624,142
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 4.2575% 2/25/34 (d)	2,021,821	2,022,951
Class M1, 4.4875% 2/25/34 (d)	750,000	750,203
Class M2, 4.5375% 2/25/34 (d)	800,000	800,707
Series 2004-C Class 2A2, 4.5875% 8/25/34 (d)	10,000,000	10,056,854
Series 2004-D Class 3A2, 4.3175% 11/25/34 (d)	1,943,288	1,947,852
Series 2005-2 Class 2A1, 4.1475% 6/25/35 (d)	13,331,597	13,328,239
Series 2005 A:
Class 2A2, 4.2775% 2/25/35 (d)	11,850,000	11,862,015
Class M1, 4.4675% 1/25/35 (d)	1,603,000	1,608,248
Class M2, 4.4975% 1/25/35 (d)	2,325,000	2,326,479
Class M3, 4.5275% 1/25/35 (d)	1,250,000	1,252,804
Class M4, 4.7175% 1/25/35 (d)	925,000	931,194
GE Business Loan Trust Series 2003-1 Class A, 4.4%
4/15/31 (a)(d)	4,971,452	4,998,487
GE Capital Credit Card Master Note Trust Series 2005-2
Class B, 4.17% 6/15/11 (d)	6,475,000	6,474,447
Gracechurch Card Funding No. 9 PLC Series 2005-2:
Class B, 3.9818% 9/15/10 (d)	3,560,000	3,560,000
Class C, 4.1418% 9/15/10 (d)	13,000,000	13,000,000

Annual Report

96

Asset Backed Securities continued
	Principal	Value
	Amount
Gracechurch Card Funding PLC:
Series 5:
Class B, 4.2% 8/15/08 (d)	$1,520,000	$1,520,503
Class C, 4.9% 8/15/08 (d)	5,580,000	5,598,466
Series 6 Class B, 4.16% 2/17/09 (d)	1,030,000	1,030,848
Series 8 Class C, 4.3% 6/15/10 (d)	18,450,000	18,494,769
GSAMP Trust:
Series 2002-HE Class M1, 5.25% 11/20/32 (d)	2,882,888	2,920,157
Series 2002-NC1:
Class A2, 4.3575% 7/25/32 (d)	54,777	55,154
Class M1, 4.6775% 7/25/32 (d)	8,861,000	8,943,613
Series 2003-FM1 Class M1, 4.82% 3/20/33 (d)	12,735,683	12,854,395
Series 2004-FM1:
Class M1, 4.6875% 11/25/33 (d)	2,865,000	2,864,880
Class M2, 5.4375% 11/25/33 (d)	1,975,000	2,008,707
Series 2004-FM2:
Class M1, 4.5375% 1/25/34 (d)	3,500,000	3,499,854
Class M2, 5.1375% 1/25/34 (d)	1,500,000	1,499,937
Class M3, 5.3375% 1/25/34 (d)	1,500,000	1,499,937
Series 2004-HE1:
Class M1, 4.5875% 5/25/34 (d)	4,045,000	4,044,832
Class M2, 5.1875% 5/25/34 (d)	1,750,000	1,767,968
Series 2005-9 Class 2A1, 4.1575% 8/25/35 (d)	15,279,742	15,276,959
Series 2005-FF2 Class M5, 4.6675% 3/25/35 (d)	3,500,000	3,506,671
Series 2005-HE2 Class M, 4.4675% 3/25/35 (d)	8,780,000	8,776,166
Series 2005-MTR1 Class A1, 4.21% 10/25/35 (d)	18,390,000	18,390,000
Series 2005-NC1 Class M1, 4.4875% 2/25/35 (d)	9,010,000	9,013,075
Guggenheim Structured Real Estate Funding Ltd. Series
2005-1 Class C, 5.1175% 5/25/30 (a)(d)	14,000,000	13,956,027
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.8375% 6/25/32 (d)	10,000,000	10,011,830
Series 2002-3 Class A5, 4.4775% 2/25/33 (d)	2,763	2,766
Series 2002-5:
Class A3, 4.5575% 5/25/33 (d)	864,556	865,483
Class M1, 5.2375% 5/25/33 (d)	13,800,000	13,923,924
Series 2003-1:
Class A2, 4.5075% 6/25/33 (d)	2,762,401	2,764,458
Class M1, 5.0375% 6/25/33 (d)	8,335,000	8,369,998
Series 2003-2:
Class A2, 4.4175% 8/25/33 (d)	131,317	131,716
Class M1, 4.9175% 8/25/33 (d)	2,245,000	2,271,293
Series 2003-3:
Class A2, 4.3975% 8/25/33 (d)	1,179,683	1,181,162

97 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Home Equity Asset Trust: – continued
Series 2003-3:
Class M1, 4.8975% 8/25/33 (d)	$8,185,000	$8,236,817
Series 2003-4:
Class M1, 4.4413% 10/25/33 (d)	3,415,000	3,435,348
Class M2, 5.5413% 10/25/33 (d)	4,040,000	4,084,929
Series 2003-5:
Class A2, 4.3875% 12/25/33 (d)	3,346,855	3,358,312
Class M1, 4.7375% 12/25/33 (d)	3,175,000	3,198,007
Class M2, 5.7675% 12/25/33 (d)	1,345,000	1,374,875
Series 2003-7 Class A2, 4.4175% 3/25/34 (d)	2,484,650	2,489,725
Series 2004-2 Class A2, 4.3275% 7/25/34 (d)	4,709,805	4,709,701
Series 2004-3:
Class M1, 4.6075% 8/25/34 (d)	2,015,000	2,023,438
Class M2, 5.2375% 8/25/34 (d)	2,200,000	2,238,164
Series 2004-4 Class A2, 4.3575% 10/25/34 (d)	6,925,327	6,948,829
Series 2004-6 Class A2, 4.3875% 12/25/34 (d)	7,687,430	7,710,760
Series 2004-7 Class A3, 4.4275% 1/25/35 (d)	8,269,780	8,305,007
Series 2005-1:
Class M1, 4.4675% 5/25/35 (d)	9,705,000	9,708,066
Class M2, 4.4875% 5/25/35 (d)	5,780,000	5,775,843
Class M3, 4.5375% 5/25/35 (d)	5,825,000	5,820,936
Series 2005-2:
Class 2A2, 4.2375% 7/25/35 (d)	13,170,000	13,172,228
Class M1, 4.4875% 7/25/35 (d)	10,085,000	10,084,575
Series 2005-3 Class M1, 4.4475% 8/25/35 (d)	9,450,000	9,442,272
Series 2005-5 Class 2A2, 4.2875% 11/25/35 (d)	15,000,000	15,023,153
Household Affinity Credit Card Master Note Trust I Series
2003-3 Class B, 4.26% 8/15/08 (d)	10,000,000	10,009,594
Household Home Equity Loan Trust:
Series 2002-2 Class A, 4.3% 4/20/32 (d)	2,946,287	2,946,505
Series 2002-3 Class A, 4.45% 7/20/32 (d)	2,386,113	2,387,496
Series 2003-1 Class M, 4.63% 10/20/32 (d)	651,415	652,027
Series 2003-2:
Class A, 4.33% 9/20/33 (d)	2,382,075	2,386,003
Class M, 4.58% 9/20/33 (d)	1,120,170	1,122,431
Series 2004-1 Class M, 4.52% 9/20/33 (d)	2,259,260	2,263,727
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.65% 2/20/33 (d)	1,349,057	1,352,972
Series 2004-HC1:
Class A, 4.35% 2/20/34 (d)	3,814,039	3,823,683
Class M, 4.5% 2/20/34 (d)	2,305,982	2,307,083
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 4.52% 1/18/11 (d)	8,850,000	8,864,849

Annual Report 98

Asset Backed Securities continued
	Principal	Value
	Amount
Household Private Label Credit Card Master Note Trust I:
– continued
Series 2002-2:
Class A, 4.14% 1/18/11 (d)	$9,000,000	$9,010,293
Class B, 4.52% 1/18/11 (d)	14,275,000	14,343,189
Series 2002-3 Class B, 5.22% 9/15/09 (d)	4,150,000	4,150,583
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.46% 1/20/35 (d)	2,773,855	2,774,235
Class M2, 4.49% 1/20/35 (d)	2,077,166	2,077,450
Ikon Receivables Funding LLC Series 2003-1 Class A3A,
4.21% 12/17/07 (d)	1,611,166	1,611,380
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 4.2875% 6/25/35 (d)	9,579,192	9,578,816
Class M1, 4.5075% 6/25/35 (d)	4,100,000	4,098,270
Class M2, 4.5275% 6/25/35 (d)	2,775,000	2,773,859
Class M3, 4.5575% 6/25/35 (d)	1,975,000	1,977,792
Keycorp Student Loan Trust Series 1999-A Class A2,
4.34% 12/27/09 (d)	14,973,894	15,019,563
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 4.3575% 6/25/33 (d)	58,756	58,762
Class M1, 4.8575% 6/25/33 (d)	19,500,000	19,581,206
Series 2003-3 Class M1, 4.7875% 7/25/33 (d)	7,770,000	7,812,659
Series 2004-2:
Class M1, 4.5675% 6/25/34 (d)	4,275,000	4,284,648
Class M2, 5.1175% 6/25/34 (d)	1,400,000	1,415,181
Series 2005-2 Class 2A2, 4.2175% 4/25/35 (d)	12,000,000	12,003,389
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.7675% 4/25/33 (d)	3,500,000	3,519,150
Class M2, 5.8875% 4/25/33 (d)	1,500,000	1,528,792
Series 2004-FRE1 Class M1, 4.5875% 7/25/34 (d)	5,223,000	5,244,583
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 4.345% 10/15/08 (d)	30,000,000	30,028,077
Series 2001-B2 Class B2, 4.33% 1/15/09 (d)	30,353,000	30,398,800
Series 2002-B2 Class B2, 4.35% 10/15/09 (d)	20,000,000	20,076,876
Series 2002-B4 Class B4, 4.47% 3/15/10 (d)	14,800,000	14,902,873
Series 2003-B2 Class B2, 4.36% 10/15/10 (d)	1,530,000	1,544,431
Series 2003-B3 Class B3, 4.345% 1/18/11 (d)	1,130,000	1,136,068
Series 2003-B5 Class B5, 4.34% 2/15/11 (d)	705,000	709,961
Series 2005-C3 Class C, 4.2156% 3/15/11 (d)	22,170,000	22,178,868
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 4.48% 9/15/10 (d)	7,800,000	7,842,020

99 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
MBNA Master Credit Card Trust II: – continued
Series 1998-G Class B, 4.37% 2/17/09 (d)	$20,000,000	$ 20,028,252
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 4.5375% 7/25/34 (d)	2,125,000	2,124,913
Class M2, 4.5875% 7/25/34 (d)	375,000	374,985
Class M3, 4.9875% 7/25/34 (d)	775,000	774,968
Class M4, 5.1375% 7/25/34 (d)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1
Class M1, 4.7375% 7/25/34 (d)	2,321,000	2,334,686
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 6.1375% 11/25/32 (d) .	2,370,000	2,422,701
Series 2003-NC5 Class M2, 6.0375% 4/25/33 (d)	2,800,000	2,824,177
Series 2003-NC6 Class M2, 5.5913% 6/27/33 (d)	12,835,000	13,174,880
Series 2003-NC7 Class M1, 4.7375% 6/25/33 (d)	1,785,000	1,790,428
Series 2003-NC8 Class M1, 4.7375% 9/25/33 (d)	2,350,000	2,379,882
Series 2004-HE6 Class A2, 4.3775% 8/25/34 (d)	5,570,704	5,587,885
Series 2004-NC2 Class M1, 4.5875% 12/25/33 (d) .	2,595,000	2,604,318
Series 2004-NC6 Class A2, 4.3775% 7/25/34 (d)	2,516,517	2,521,972
Series 2005-1:
Class M2, 4.5075% 12/25/34 (d)	4,425,000	4,429,651
Class M3, 4.5575% 12/25/34 (d)	4,000,000	4,008,476
Series 2005-HE1:
Class A3B, 4.2575% 12/25/34 (d)	3,885,000	3,889,159
Class M1, 4.4875% 12/25/34 (d)	1,100,000	1,103,689
Class M2, 4.5075% 12/25/34 (d)	2,970,000	2,974,258
Series 2005-HE2:
Class M1, 4.4375% 1/25/35 (d)	2,665,000	2,673,107
Class M2, 4.4775% 1/25/35 (d)	1,900,000	1,899,204
Series 2005-NC1:
Class M1, 4.4775% 1/25/35 (d)	2,425,000	2,434,945
Class M2, 4.5075% 1/25/35 (d)	2,425,000	2,427,570
Class M3, 4.5475% 1/25/35 (d)	2,425,000	2,431,926
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.8875% 2/25/32 (d)	1,510,288	1,511,461
Class M2, 5.4375% 2/25/32 (d)	4,603,090	4,608,908
Series 2001-NC4 Class M1, 5.0375% 1/25/32 (d)	3,827,881	3,835,822
Series 2002-AM3 Class A3, 4.5275% 2/25/33 (d)	705,709	708,519
Series 2002-HE1 Class M1, 4.6375% 7/25/32 (d)	5,860,000	5,893,761
Series 2002-HE2 Class M1, 4.7375% 8/25/32 (d)	9,925,000	9,960,791
Series 2002-NC3 Class A3, 4.3775% 8/25/32 (d)	147,864	148,087
Series 2002-OP1 Class M1, 4.7875% 9/25/32 (d)	3,894,745	3,905,510

Annual Report

100

Asset Backed Securities continued
	Principal	Value
	Amount
Morgan Stanley Dean Witter Capital I Trust: – continued
Series 2003-NC1:
Class M1, 5.0875% 11/25/32 (d)	$2,391,382	$2,405,650
Class M2, 6.0875% 11/25/32 (d)	1,880,000	1,896,152
New Century Home Equity Loan Trust:
Series 2003-2 Class M2, 6.0375% 1/25/33 (d)	4,600,000	4,662,422
Series 2003-6 Class M1, 4.7575% 1/25/34 (d)	5,180,000	5,212,467
Series 2005-1:
Class M1, 4.4875% 3/25/35 (d)	4,395,000	4,396,442
Class M2, 4.5175% 3/25/35 (d)	4,395,000	4,396,380
Class M3, 4.5575% 3/25/35 (d)	2,120,000	2,125,828
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 4.11% 6/15/09 (d)	10,770,981	10,778,573
Series 2004-A Class A4A, 4.04% 6/15/10 (d)	10,570,000	10,580,910
Series 2005-A Class A4, 4.05% 8/15/11 (d)	17,595,000	17,595,000
NovaStar Home Equity Loan Series 2004-1:
Class M1, 4.4875% 6/25/34 (d)	1,450,000	1,451,143
Class M4, 5.0125% 6/25/34 (d)	2,435,000	2,444,812
Ocala Funding LLC Series 2005-1A Class A, 5.5%
3/20/10 (a)(d)	3,675,000	3,675,000
Ownit Mortgage Loan Asset-Backed Certificates:
Series 2005-3 Class A2A, 4.1575% 6/25/36 (d)	14,515,775	14,516,348
Series 2005-4 Class A2A1, 4.19% 9/25/36 (d)	16,135,000	16,135,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.6675% 9/25/34 (d)	3,745,000	3,776,511
Class M2, 4.7175% 9/25/34 (d)	1,755,000	1,765,509
Class M3, 5.2875% 9/25/34 (d)	3,355,000	3,390,352
Class M4, 5.4875% 9/25/34 (d)	4,700,000	4,753,092
Series 2004-WCW2 Class A2, 4.4175%
10/25/34 (d)	5,824,706	5,837,945
Series 2005-WCH1:
Class A3B, 4.2575% 1/25/35 (d)	2,775,000	2,779,423
Class M2, 4.5575% 1/25/35 (d)	4,175,000	4,177,976
Class M3, 4.5975% 1/25/35 (d)	3,290,000	3,299,520
Class M5, 4.9175% 1/25/35 (d)	3,095,000	3,112,483
Series 2005-WHQ2 Class M7, 5.2875% 5/25/35 (d)	5,950,000	5,949,735
People’s Choice Home Loan Securities Trust Series
2005-2:
Class A1, 4.1475% 9/25/24 (d)	4,927,321	4,928,138
Class M4, 4.6675% 5/25/35 (d)	6,000,000	6,024,279

101 Annual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Providian Gateway Master Trust Series 2002-B Class A,
4.67% 6/15/09 (a)(d)	$15,000,000	$ 15,012,471
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.6175% 5/25/35 (d)	1,040,000	1,044,401
Series 2005-KS7 Class A1, 4.1375% 8/25/35 (d)	9,636,299	9,635,938
Residential Asset Mortgage Products, Inc.:
Series 2004-RS10 Class MII2, 5.2875% 10/25/34 (d)	5,500,000	5,584,285
Series 2005-SP2 Class 1A1, 4.1875% 6/25/35 (d)	14,610,240	14,609,688
Salomon Brothers Mortgage Securities VII, Inc. Series
2003-HE1 Class A, 4.4375% 4/25/33 (d)	587,231	589,810
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 4.5675% 3/25/35 (d)	4,415,000	4,418,774
Series 2004-2 Class MV1, 4.6175% 8/25/35 (d)	4,495,000	4,506,945
Series 2005-1 Class A2B, 4.2575% 5/25/35 (d)	16,056,000	16,068,191
Securitized Asset Backed Receivables LLC Trust Series
2004-NC1 Class M1, 4.5575% 2/25/34 (d)	2,910,000	2,912,660
Specialty Underwriting & Residential Finance Series
2003-BC4 Class M1, 4.6375% 11/25/34 (d)	1,810,000	1,819,056
Structured Asset Securities Corp.:
Series 2004-GEL1 Class A, 4.3975% 2/25/34 (d)	846,212	846,179
Series 2005-5N Class 3A1A, 4.36% 11/25/35 (d)	16,485,000	16,485,000
Superior Wholesale Inventory Financing Trust VII Series
2003-A8 Class CTFS, 4.42% 3/15/11 (a)(d)	10,835,000	10,826,536
Superior Wholesale Inventory Financing Trust XII Series
2005-A12 Class C, 5.17% 6/15/10 (d)	6,840,000	6,851,853
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 4.4675% 9/25/34 (d)	1,638,761	1,646,869
Series 2003-6HE Class A1, 4.5075% 11/25/33 (d)	1,272,592	1,275,009
Series 2005-14HE Class AF1, 4.1875% 8/25/36 (d) .	8,103,933	8,101,960
Series 2005-8HE Class A1, 4.1575% 7/25/35 (a)(d)	6,537,368	6,537,120
Whinstone Capital Management Ltd. Series 1A Class B3,
5.25% 10/25/44 (a)(d)	22,670,000	22,670,000

TOTAL ASSET BACKED SECURITIES
(Cost $2,237,410,687)		2,243,469,956

Collateralized Mortgage Obligations 19.2%

Private Sponsor – 12.6%

Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 4.4375% 2/25/35 (d)	7,584,900	7,604,266
Series 2004-4 Class 5A2, 4.4375% 3/25/35 (d)	3,037,919	3,044,931
Series 2005-1 Class 5A2, 4.3675% 5/25/35 (d)	5,226,606	5,209,702

Annual Report

102

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Adjustable Rate Mortgage Trust floater: – continued
Series 2005-10:
Class 5A1, 4.2975% 1/25/36 (d)	$14,636,473	$ 14,642,547
Class 5A2, 4.3575% 1/25/36 (d)	673,278	673,620
Series 2005-2:
Class 6A2, 4.3175% 6/25/35 (d)	2,345,886	2,347,353
Class 6M2, 4.5175% 6/25/35 (d)	10,145,000	10,144,959
Series 2005-3 Class 8A2, 4.2775% 7/25/35 (d)	15,594,232	15,604,103
Series 2005-4 Class 7A2, 4.2675% 8/25/35 (d)	7,729,948	7,734,926
Series 2005-8 Class 7A2, 4.3175% 11/25/35 (d)	6,961,922	6,966,454
American Home Mortgage Investment Trust Series
2005-4 Class 1A1, 4.3275% 3/25/35 (d)	11,074,068	11,074,068
Bear Stearns Adjustable Rate Mortgage Trust Series
2005-6 Class 1A1, 5.1587% 8/25/35 (d)	17,637,633	17,618,019
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 4.3175% 1/25/35 (d)	18,187,600	18,227,385
Series 2005-2 Class 1A1, 4.2875% 3/25/35 (d)	12,483,344	12,491,146
Series 2005-5 Class 1A1, 4.2575% 7/25/35 (d)	16,603,364	16,603,364
Countrywide Alternative Loan Trust planned
amortization class Series 2003-5T2 Class A2,
4.4375% 5/25/33 (d)	4,710,594	4,713,059
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 4.4375% 3/25/34 (d)	4,370,940	4,368,289
Series 2004-AR3 Class 6A2, 4.4075% 4/25/34 (d)	1,791,631	1,793,643
Series 2004-AR4 Class 5A2, 4.4075% 5/25/34 (d)	1,732,185	1,731,147
Series 2004-AR5 Class 11A2, 4.4075% 6/25/34 (d)	2,499,661	2,494,726
Series 2004-AR6 Class 9A2, 4.4075% 10/25/34 (d)	3,067,195	3,070,119
Series 2004-AR7 Class 6A2, 4.4175% 8/25/34 (d)	4,582,954	4,587,966
Series 2004-AR8 Class 8A2, 4.4175% 9/25/34 (d)	3,423,958	3,431,010
CWALT, Inc. floater Series 2005-56 Class 3A1,
4.3275% 11/25/35 (d)	8,393,362	8,393,362
First Horizon Mortgage pass thru Trust floater Series
2004-FL1 Class 2A1, 4.6706% 12/25/34 (d)	3,158,837	3,154,469
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.97% 12/21/24 (d)	5,300,000	5,297,516
Class B1, 4.02% 12/20/54 (d)	7,050,000	7,045,594
Class M1, 4.12% 12/20/54 (d)	5,300,000	5,296,688
Series 2005-2 Class C1, 4.6741% 12/20/54 (d)	7,975,000	7,972,508
Series 2005-4:
Class C1, 4.455% 12/20/54 (d)	6,800,000	6,794,688
Class M2, 4.305% 12/20/54 (d)	6,500,000	6,494,922

103		Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
			Principal	Value
			Amount
Private Sponsor continued
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 4.1% 3/20/44 (d)			$1,415,000	$1,415,221
Class 1C, 4.79% 3/20/44 (d)			4,075,000	4,087,734
Class 1M, 4.3% 3/20/44 (d)			4,935,000	4,938,856
Series 2004-2:
Class 1A2, 3.96% 6/20/28 (d)			4,162,129	4,162,129
Class 1B, 4.06% 6/20/44 (d)			786,975	787,068
Class 1C, 4.59% 6/20/44 (d)			2,865,039	2,869,516
Class 1M, 4.17% 6/20/44 (d)			2,104,806	2,103,930
Series 2004-3:
Class 1B, 4.05% 9/20/44 (d)			2,100,000	2,099,706
Class 1C, 4.48% 9/20/44 (d)			5,415,000	5,422,527
Class 1M, 4.16% 9/20/44 (d)			1,200,000	1,200,000
Harborview Mortgage Loan Trust floater Series 2005-2
Class 2A1A, 4.2169% 5/19/35 (d)			11,057,256	11,026,157
Holmes Financing No. 7 PLC floater Series 2 Class M,
4.95% 7/15/40 (d)			2,560,000	2,562,276
Holmes Financing No. 8 PLC floater Series 2:
Class A, 4.23% 4/15/11 (d)			25,000,000	25,011,720
Class B, 4.32% 7/15/40 (d)			2,695,000	2,696,684
Class C, 4.87% 7/15/40 (d)			10,280,000	10,318,550
Home Equity Asset Trust floater Series 2005-3 Class
2A1, 4.1275% 8/25/35 (d)			5,420,106	5,420,896
Homestar Mortgage Acceptance Corp. floater Series
2004-5 Class A1, 4.4875% 10/25/34 (d)			3,850,388	3,862,743
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 4.4075% 3/25/35 (d)			7,507,128	7,508,594
Series 2004-6 Class 1A2, 4.4275% 10/25/34 (d)			2,912,064	2,917,267
Series 2005-1:
Class M1, 4.4975% 4/25/35 (d)			2,910,758	2,908,484
Class M2, 4.5375% 4/25/35 (d)			5,095,876	5,092,890
Class M3, 4.5675% 4/25/35 (d)			1,250,396	1,249,419
Class M4, 4.7875% 4/25/35 (d)			737,939	738,832
Class M5, 4.8075% 4/25/35 (d)			737,939	737,939
Class M6, 4.8575% 4/25/35 (d)			1,180,701	1,180,240
Series 2005-2 Class 1A2, 4.3475% 4/25/35 (d)			11,979,616	11,970,257
Series 2005-3 Class A1, 4.2775% 8/25/35 (d)			13,855,192	13,835,167
Series 2005-4 Class 1B1, 5.3375% 5/25/35 (d)			4,802,714	4,796,711
Series 2005-6 Class 1M3, 4.6475% 10/25/35 (d)		.	3,288,184	3,288,205
Series 2005-7:
Class M1, 4.5175% 11/25/35 (d)			1,760,398	1,760,398

Annual Report	104

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Impac CMB Trust floater: – continued
Series 2005-7:
Class M2, 4.5575% 11/25/35 (d)	$1,321,545	$ 1,321,545
Class M3, 4.6575% 11/25/35 (d)	6,597,753	6,597,753
Class M4, 4.6975% 11/25/35 (d)	3,160,738	3,160,738
Lehman Structured Securities Corp. floater Series
2005-1 Class A2, 4.4275% 9/26/45 (a)(d)	14,678,988	14,678,988
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 4.3075%
3/25/35 (d)	9,845,804	9,857,136
Series 2004-6 Class 4A2, 4.1657% 7/25/34 (d)	5,616,200	5,591,704
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 4.4275% 3/25/28 (d)	6,560,863	6,593,904
Series 2003-B Class A1, 4.3775% 4/25/28 (d)	6,872,995	6,910,549
Series 2003-D Class A, 4.3475% 8/25/28 (d)	6,231,345	6,240,406
Series 2003-E Class A2, 4.3831% 10/25/28 (d)	8,221,763	8,224,497
Series 2003-F Class A2, 4.7106% 10/25/28 (d)	10,892,134	10,893,340
Series 2004-A Class A2, 4.6206% 4/25/29 (d)	9,559,711	9,545,095
Series 2004-B Class A2, 3.79% 6/25/29 (d)	7,460,019	7,446,309
Series 2004-C Class A2, 3.95% 7/25/29 (d)	10,858,858	10,830,077
Series 2004-D Class A2, 4.4131% 9/25/29 (d)	8,028,772	8,030,671
Series 2004-E:
Class A2B, 4.7306% 11/25/29 (d)	7,068,178	7,056,076
Class A2D, 4.9206% 11/25/29 (d)	1,643,762	1,649,956
Series 2004-G Class A2, 3.95% 11/25/29 (d)	3,398,617	3,397,874
Series 2005-A Class A2, 4.6206% 2/25/30 (d)	9,503,014	9,494,621
Mortgage Asset Backed Securities Trust floater Series
2002-NC1 Class M1, 4.8875% 10/25/32 (d)	2,477,799	2,485,909
MortgageIT Trust floater:
Series 2004-2:
Class A1, 4.4075% 12/25/34 (d)	4,551,460	4,564,709
Class A2, 4.4875% 12/25/34 (d)	6,157,376	6,205,631
Series 2005-2 Class 1A1, 4.2975% 5/25/35 (d)	4,661,832	4,666,267
Opteum Mortgage Acceptance Corp. floater Series
2005-3 Class APT, 4.3275% 7/25/35 (d)	18,114,499	18,125,113
Permanent Financing No. 3 PLC floater Series 2 Class
C, 4.8838% 6/10/42 (d)	4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class
C, 4.5538% 6/10/42 (d)	15,400,000	15,475,238
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.4838% 6/10/42 (d)	4,215,000	4,240,489
Series 3 Class C, 4.6538% 6/10/42 (d)	8,890,000	8,978,900

105		Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Permanent Financing No. 6 PLC floater Series 6 Class
2C, 4.2888% 6/10/42 (d)		$5,350,000	$5,344,539
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.9238% 6/10/42 (d)		2,000,000	1,999,747
Class 1C, 4.1138% 6/10/42 (d)		3,840,000	3,849,303
Class 2C, 4.1638% 6/10/42 (d)		8,065,000	8,052,714
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 4.1638% 6/10/42 (d)		7,165,000	7,161,496
Class 2C, 4.2338% 6/10/42 (d)		9,945,000	9,940,127
Residential Asset Mortgage Products, Inc.:
sequential pay Series 2003-SL1 Class 3A1, 7.125%
4/25/31		4,119,361	4,167,491
Series 2005-AR5 Class 1A1, 4.903% 9/19/35 (d)		4,889,795	4,861,800
Residential Finance LP/Residential Finance Development
Corp. floater Series 2003-A:
Class B4, 5.74% 3/10/35 (a)(d)		5,467,132	5,549,139
Class B5, 6.29% 3/10/35 (a)(d)		5,657,969	5,780,451
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 4.5375% 11/25/34 (d) .		2,107,156	2,115,813
Series 2003-RP2 Class A1, 4.4875% 6/25/33 (a)(d)		3,315,839	3,326,719
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 4.37% 9/20/33 (d)		9,319,902	9,312,393
Series 2003-7 Class A2, 3.835% 1/20/34 (d)		7,756,289	7,754,427
Series 2004-1 Class A, 4.15% 2/20/34 (d)		4,964,373	4,955,156
Series 2004-10 Class A4, 4.7% 11/20/34 (d)		8,610,164	8,610,454
Series 2004-3 Class A, 4.61% 5/20/34 (d)		8,547,809	8,517,022
Series 2004-4 Class A, 4.62% 5/20/34 (d)		10,827,309	10,821,335
Series 2004-5 Class A3, 3.77% 6/20/34 (d)		7,329,017	7,325,582
Series 2004-6:
Class A3A, 4.6575% 6/20/35 (d)		6,256,392	6,252,478
Class A3B, 4.08% 7/20/34 (d)		782,049	781,578
Series 2004-7:
Class A3A, 4.365% 8/20/34 (d)		6,310,983	6,302,327
Class A3B, 4.59% 7/20/34 (d)		1,135,629	1,138,148
Series 2004-8 Class A2, 4.41% 9/20/34 (d)		10,894,841	10,894,080
Series 2005-1 Class A2, 4.1% 2/20/35 (d)		6,482,716	6,423,622
Series 2005-2 Class A2, 4.29% 3/20/35 (d)		10,734,944	10,734,944
Series 2005-3 Class A1, 4.2% 5/20/35 (d)		8,079,028	8,067,692
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2001-14 Class A1, 4.3475% 7/25/35 (d)		10,509,687	10,509,687
Structured Asset Securities Corp. floater Series
2004-NP1 Class A, 4.4375% 9/25/33 (a)(d)		2,103,178	2,104,353

Annual Report	106

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Thornburg Mortgage Securities Trust floater:
Series 2004-3 Class A, 4.4075% 9/25/34 (d)		$19,456,231	$ 19,503,848
Series 2005-3 Class A4, 4.3075% 10/25/35 (d)		17,145,173	17,145,173
WAMU Mortgage pass thru certificates floater:
Series 2005-AR11 Class A1C1, 4.2375%
8/25/45 (d)		13,783,094	13,766,411
Series 2005-AR13 Class A1C1, 4.2275%
10/25/45 (d)		24,096,000	24,096,000
Series 2005 AR6 Class 2A 1A, 4.2675%
4/25/45 (d)		5,889,413	5,871,883
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.6924% 8/25/34 (d)		19,585,545	19,472,865
Series 2005-AR12 Class 2A1, 4.3217% 7/25/35 (d)		27,787,900	27,382,116

TOTAL PRIVATE SPONSOR			891,646,523
U.S. Government Agency 6.6%
Fannie Mae:
floater:
Series 2000-38 Class F, 4.48% 11/18/30 (d)		995,921	1,003,966
Series 2000-40 Class FA, 4.5375% 7/25/30 (d)	.	2,190,892	2,200,400
Series 2002-89 Class F, 4.3375% 1/25/33 (d)		3,187,694	3,191,828
target amortization class Series G94-2 Class D,
6.45% 1/25/24		4,292,048	4,366,145
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 4.38% 8/18/31 (d)		2,301,689	2,310,006
Series 2001-38 Class QF, 5.0175% 8/25/31 (d)	.	9,222,276	9,415,477
Series 2001-44 Class FB, 4.3375% 9/25/31 (d)		2,051,921	2,057,720
Series 2001-46 Class F, 4.38% 9/18/31 (d)		5,909,533	5,943,157
Series 2002-11 Class QF, 4.5375% 3/25/32 (d)	.	4,100,362	4,136,788
Series 2002-36 Class FT, 4.5375% 6/25/32 (d)		1,384,520	1,396,568
Series 2002-64 Class FE, 4.33% 10/18/32 (d)		2,067,724	2,075,862
Series 2002-65 Class FA, 4.3375% 10/25/17 (d)		2,186,401	2,187,173
Series 2002-74 Class FV, 4.4875% 11/25/32 (d) .		7,648,005	7,705,114
Series 2003-11:
Class DF, 4.4875% 2/25/33 (d)		2,733,089	2,754,235
Class EF, 4.4875% 2/25/33 (d)		1,960,271	1,983,566
Series 2003-119 Class FK, 4.5375% 5/25/18 (d)		2,500,000	2,524,026
Series 2003-131 Class FM, 4.4375% 12/25/29 (d)		3,376,656	3,387,013
Series 2003-15 Class WF, 4.3875% 8/25/17 (d)	.	5,280,328	5,301,540
Series 2003-63 Class F1, 4.3375% 11/25/27 (d)		5,394,619	5,396,503

107			Annual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
			Principal	Value
			Amount
U.S. Government Agency continued
Fannie Mae guaranteed REMIC pass thru certificates: -
continued
floater:
Series 2005-45 Class XA, 4.3775% 6/25/35 (d)		.	$73,249,659	$ 73,200,530
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27			590,521	589,119
Series 2001-62 Class PG, 6.5% 10/25/30			2,511,215	2,510,355
Series 2001-76 Class UB, 5.5% 10/25/13			309,366	308,621
Series 2002-16 Class QD, 5.5% 6/25/14			218,824	218,885
Series 2002-28 Class PJ, 6.5% 3/25/31			3,203,563	3,200,583
Series 2002-8 Class PD, 6.5% 7/25/30			1,881,871	1,883,967
Series 2005-72 Class FG, 4.2875% 5/25/35 (d)		.	51,057,386	50,398,399
Freddie Mac:
floater:
Series 2510 Class FE, 4.37% 10/15/32 (d)			5,615,165	5,648,291
0% 9/15/35 (d)			854,545	839,590
planned amortization class Series 2353 Class PC,
6.5% 9/15/15			819,058	819,247
Freddie Mac Manufactured Housing participation
certificates guaranteed floater Series 2338 Class FJ,
4.17% 7/15/31 (d)			4,843,627	4,743,688
Freddie Mac Multi-class participation certificates
guaranteed:
floater:
Series 2395 Class FA, 4.57% 6/15/29 (d)			1,061,071	1,067,691
Series 2406:
Class FP, 4.95% 1/15/32 (d)			10,161,927	10,435,429
Class PF, 4.95% 12/15/31 (d)			8,125,000	8,282,268
Series 2410 Class PF, 4.95% 2/15/32 (d)			18,644,444	19,089,093
Series 2474 Class FJ, 4.32% 7/15/17 (d)			4,218,175	4,205,962
Series 2526 Class FC, 4.37% 11/15/32 (d)			2,911,348	2,921,401
Series 2538 Class FB, 4.37% 12/15/32 (d)			6,057,691	6,087,551
Series 2551 Class FH, 4.42% 1/15/33 (d)			2,851,273	2,863,125
Series 2553 Class FB, 4.47% 3/15/29 (d)			21,880,000	21,568,761
Series 2577 Class FW, 4.47% 1/15/30 (d)			17,245,000	17,337,309
Series 2861:
Class GF, 4.27% 1/15/21 (d)			4,612,987	4,616,961
Class JF, 4.27% 4/15/17 (d)			6,734,770	6,730,054
Series 2994 Class FB, 4.12% 6/15/20 (d)			6,534,535	6,517,744
planned amortization class:
Series 2136 Class PE, 6% 1/15/28			9,612,165	9,632,449
Series 2394 Class ND, 6% 6/15/27			68,498	68,375
Series 2395 Class PE, 6% 2/15/30			3,815,362	3,829,008

Annual Report	108

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates
guaranteed: – continued
planned amortization class:
Series 2398 Class DK, 6.5% 1/15/31	$ 184,650	$184,511
Series 2410 Class ML, 6.5% 12/15/30	588,224	588,194
Series 2420 Class BE, 6.5% 12/15/30	469,381	468,777
Series 2443 Class TD, 6.5% 10/15/30	1,310,729	1,312,874
Series 2461 Class PG, 6.5% 1/15/31	1,618,427	1,625,038
Series 2650 Class FV, 4.37% 12/15/32 (d)	13,874,304	13,638,281
Series 2776 Class UJ, 4.5% 5/15/20 (e)	6,428,126	285,631
Series 2828 Class JA, 4.5% 1/15/10	10,477,886	10,454,508
Series 3013 Class AF, 4.22% 5/15/35 (d)	80,518,692	80,202,101
sequential pay Series 2430 Class ZE, 6.5% 8/15/27	189,756	189,415
Ginnie Mae guaranteed REMIC pass thru securities
floater:
Series 2001-46 Class FB, 4.32% 5/16/23 (d)	2,745,384	2,758,274
Series 2001-50 Class FV, 4.17% 9/16/27 (d)	8,430,463	8,429,377
Series 2002-24 Class FX, 4.52% 4/16/32 (d)	2,371,980	2,394,249
Series 2002-31 Class FW, 4.37% 6/16/31 (d)	3,254,054	3,273,493
Series 2002-5 Class KF, 4.37% 8/16/26 (d)	423,079	423,157

TOTAL U.S. GOVERNMENT AGENCY		465,179,423

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,359,764,567)		1,356,825,946

Commercial Mortgage Securities 5.2%

Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 4.29% 11/15/15 (a)(d)	5,038,226	5,042,271
Series 2005-BBA6:
Class B, 4.18% 1/15/19 (a)(d)	2,800,000	2,799,791
Class C, 4.22% 1/15/19 (a)(d)	2,857,948	2,857,486
Class D, 4.27% 1/15/19 (a)(d)	2,800,000	2,799,782
Class E, 4.31% 1/15/19 (a)(d)	1,750,000	1,749,859
Class F, 4.36% 1/15/19 (a)(d)	1,170,000	1,169,906
Class G, 4.39% 1/15/19 (a)(d)	915,000	914,926
Series 2005-BOCA:
Class H, 4.92% 12/15/16 (a)(d)	2,065,000	2,062,582
Class J, 5.07% 12/15/16 (a)(d)	1,020,000	1,018,806
Class K, 5.32% 12/15/16 (a)(d)	6,659,000	6,684,287

109 Annual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bank of America Large Loan, Inc.:
floater Series 2005-ESHA:
Class F, 4.6956% 7/14/08 (a)(d)	$ 6,395,000	$6,394,404
Class G, 4.8256% 7/14/08 (a)(d)	4,355,000	4,354,593
Class H, 5.0456% 7/14/08 (a)(d)	5,365,000	5,364,496
Series 2005-ESHA Class X1, 0.266%
7/14/08 (a)(d)(e)	334,645,000	4,876,748
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.2213% 8/25/33 (a)(d)	6,131,942	6,204,790
Series 2003-2:
Class A, 4.6175% 12/25/33 (a)(d)	12,795,257	12,951,661
Class M1, 4.8875% 12/25/33 (a)(d)	2,082,222	2,116,564
Series 2004-1:
Class A, 4.3975% 4/25/34 (a)(d)	6,104,696	6,107,565
Class B, 5.9375% 4/25/34 (a)(d)	634,254	641,513
Class M1, 4.5975% 4/25/34 (a)(d)	554,972	557,400
Class M2, 5.2375% 4/25/34 (a)(d)	475,691	481,265
Series 2004-2:
Class A, 4.4675% 8/25/34 (a)(d)	6,050,490	6,063,741
Class M1, 4.6175% 8/25/34 (a)(d)	1,950,939	1,958,560
Series 2004-3:
Class A1, 4.4075% 1/25/35 (a)(d)	6,413,935	6,420,926
Class A2, 4.4575% 1/25/35 (a)(d)	891,444	891,723
Class M1, 4.5375% 1/25/35 (a)(d)	1,068,989	1,070,435
Class M2, 5.0375% 1/25/35 (a)(d)	697,167	701,313
Series 2005-2A:
Class M1, 4.5075% 8/25/35 (a)(d)	1,285,466	1,285,466
Class M2, 4.5275% 8/25/35 (a)(d)	2,116,075	2,116,075
Class M3, 4.5875% 8/25/35 (a)(d)	1,171,752	1,171,752
Class M4, 4.7375% 8/25/35 (a)(d)	1,077,814	1,077,814
Series 2005-3A:
Class A1, 4.3575% 11/25/35 (a)(d)	6,384,023	6,384,023
Class M1, 4.4775% 11/25/35 (a)(d)	898,455	898,455
Class M2, 4.5275% 11/25/35 (a)(d)	1,262,829	1,262,829
Class M3, 4.5475% 11/25/35 (a)(d)	1,128,060	1,128,060
Class M4, 4.6375% 11/25/35 (a)(d)	1,407,580	1,407,580
Bear Stearns Commercial Mortgage Securities, Inc.
floater:
Series 2003 BA1A:
Class JFCM, 5.5456% 4/14/15 (a)(d)	1,344,296	1,346,856
Class KFCM, 5.7956% 4/14/15 (a)(d)	1,436,661	1,439,544
Class LFCM, 6.1956% 4/14/15 (a)(d)	1,601,905	1,601,894
Class MFCM, 6.4956% 4/14/15 (a)(d)	2,218,251	2,218,234

Annual Report

110

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bear Stearns Commercial Mortgage Securities, Inc.
floater: – continued
Series 2004-BBA3 Class E, 4.67% 6/15/17 (a)(d)	$10,415,000	$10,456,288
Chase Commercial Mortgage Securities Corp. floater
Series 2000-FL1A:
Class B, 4.39% 12/12/13 (a)(d)	64,803	63,507
Class C, 4.74% 12/12/13 (a)(d)	1,793,345	1,793,345
COMM floater:
Series 2001-FL5A Class E, 5.47% 11/15/13 (a)(d)	2,993,291	2,992,245
Series 2002-FL6:
Class F, 5.42% 6/14/14 (a)(d)	11,163,000	11,177,655
Class G, 5.87% 6/14/14 (a)(d)	5,000,000	4,999,069
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 4.27% 9/15/14 (a)(d)	3,570,000	3,572,874
Class G, 4.95% 9/15/14 (a)(d)	1,345,000	1,345,496
Class H, 5.05% 9/15/14 (a)(d)	1,430,000	1,430,527
Class J, 5.57% 9/15/14 (a)(d)	490,000	491,238
Class K, 5.97% 9/15/14 (a)(d)	770,000	771,276
Class L, 6.17% 9/15/14 (a)(d)	625,000	624,798
Series 2004-HTL1:
Class B, 4.42% 7/15/16 (a)(d)	426,802	427,044
Class D, 4.52% 7/15/16 (a)(d)	969,949	970,093
Class E, 4.72% 7/15/16 (a)(d)	694,177	694,400
Class F, 4.77% 7/15/16 (a)(d)	734,671	735,046
Class H, 5.27% 7/15/16 (a)(d)	2,129,763	2,130,390
Class J, 5.42% 7/15/16 (a)(d)	818,412	818,653
Class K, 6.32% 7/15/16 (a)(d)	921,324	921,070
Series 2005-F10A:
Class B, 4.2% 4/15/17 (a)(d)	7,080,000	7,074,745
Class C, 4.24% 4/15/17 (a)(d)	3,006,000	3,000,535
Class D, 4.28% 4/15/17 (a)(d)	2,440,000	2,437,716
Class E, 4.34% 4/15/17 (a)(d)	1,821,000	1,819,296
Class F, 4.38% 4/15/17 (a)(d)	1,035,000	1,034,716
Class G, 4.52% 4/15/17 (a)(d)	1,035,000	1,034,944
Class H, 4.59% 4/15/17 (a)(d)	1,035,000	1,034,375
Class I, 4.82% 4/15/17 (a)(d)	335,000	334,615
Class MOA3, 4.27% 3/15/20 (a)(d)	4,590,000	4,589,759
CS First Boston Mortgage Securities Corp.:
floater:
Series 2004-FL1 Class B, 4.42% 5/15/14 (a)(d)	11,230,000	11,243,092
Series 2004-HC1:
Class A2, 4.47% 12/15/21 (a)(d)	1,475,000	1,474,994

111 Annual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
CS First Boston Mortgage Securities Corp.: – continued
floater:
Series 2004-HC1:
Class B, 4.72% 12/15/21 (a)(d)	$3,835,000	$3,834,985
Series 2004-TF2A Class E, 4.39% 11/15/19 (a)(d)	4,450,000	4,451,407
Series 2004-TFL1:
Class A2, 4.16% 2/15/14 (a)(d)	2,468,541	2,468,496
Class E, 4.52% 2/15/14 (a)(d)	2,800,000	2,802,156
Class F, 4.57% 2/15/14 (a)(d)	2,325,000	2,327,270
Class G, 4.82% 2/15/14 (a)(d)	1,875,000	1,878,331
Class H, 5.07% 2/15/14 (a)(d)	1,400,000	1,403,155
Class J, 5.37% 2/15/14 (a)(d)	750,000	753,096
Series 2005-TF2A Class F, 4.47% 11/15/19 (a)(d) .	1,540,000	1,541,397
Series 2005-TFLA:
Class C, 4.21% 2/15/20 (a)(d)	5,650,000	5,649,977
Class E, 4.3% 2/15/20 (a)(d)	3,955,000	3,954,984
Class F, 4.35% 2/15/20 (a)(d)	1,745,000	1,744,993
Class G, 4.49% 2/15/20 (a)(d)	505,000	504,998
Class H, 4.72% 2/15/20 (a)(d)	715,000	714,997
sequential pay Series 1997-C2 Class A2, 6.52%
1/17/35	216,019	216,340
GMAC Commercial Mortgage Securities, Inc. floater
Series 2001-FL1A Class E, 4.79% 2/11/11 (a)(d)	149,543	148,685
GS Mortgage Securities Corp. II floater Series
2005-FL7A Class A1, 4.05% 11/6/19 (a)(d)	4,485,077	4,484,848
John Hancock Tower Mortgage Trust floater Series
2003-C5A Class B, 6.4245% 4/10/15 (a)(d)	8,245,000	8,245,000
Lehman Brothers Floating Rate Commercial Mortgage
Trust floater:
Series 2003 LLFA:
Class A2, 4.3356% 12/16/14 (a)(d)	11,700,000	11,704,021
Class B, 4.5456% 12/16/14 (a)(d)	4,615,000	4,621,689
Class C, 4.6456% 12/16/14 (a)(d)	4,982,000	4,991,057
Series 2005-LLFA Class FAIR, 5.62% 7/15/18 (a)(d) .	4,360,000	4,360,000
Morgan Stanley Capital I, Inc. floater Series 2005-XLF:
Class B, 4.18% 8/15/19 (a)(d)	6,705,000	6,583,683
Class C, 4.21% 8/15/19 (a)(d)	525,000	515,513
Class D, 4.23% 8/15/19 (a)(d)	1,915,000	1,880,424
Class E, 4.25% 8/15/19 (a)(d)	1,745,000	1,713,521
Class F, 4.29% 8/15/19 (a)(d)	1,220,000	1,198,029
Class G, 4.34% 8/15/19 (a)(d)	870,000	854,366
Class H, 4.36% 8/15/19 (a)(d)	695,000	682,522
Class J, 4.43% 8/15/19 (a)(d)	525,000	515,603
Morgan Stanley Dean Witter Capital I Trust floater Series
2002-XLF Class F, 6.03% 8/5/14 (a)(d)	4,686,084	4,686,077

Annual Report

112

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Salomon Brothers Mortgage Securities VII, Inc.:
floater Series 2001-CDCA:
Class C, 4.77% 2/15/13 (a)(d)	$ 4,711,321	$ 4,701,102
Class D, 4.77% 2/15/13 (a)(d)	4,000,000	3,987,840
Series 2000-NL1 Class E, 7.0607% 10/15/30 (a)(d) .	3,154,031	3,159,372
SDG Macerich Properties LP floater Series 2000-1 Class
A3, 4.31% 5/15/09 (a)(d)	18,000,000	17,994,375
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A
Class A, 4.5175% 3/24/18 (a)(d)	6,810,222	6,810,222
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2004-WHL3:
Class A2, 4.15% 3/15/14 (a)(d)	3,510,000	3,510,547
Class E, 4.47% 3/15/14 (a)(d)	2,190,000	2,191,214
Class F, 4.52% 3/15/14 (a)(d)	1,755,000	1,755,936
Class G, 4.75% 3/15/14 (a)(d)	875,000	875,604
Series 2005-WL5A:
Class KHP1, 4.32% 1/15/18 (a)(d)	1,745,000	1,744,817
Class KHP2, 4.52% 1/15/18 (a)(d)	1,745,000	1,747,856
Class KHP3, 4.82% 1/15/18 (a)(d)	2,060,000	2,062,158
Class KHP4, 4.92% 1/15/18 (a)(d)	1,600,000	1,602,287
Class KHP5, 5.12% 1/15/18 (a)(d)	1,855,000	1,846,325
Series 2005-WL6A:
Class A2, 3.92% 10/15/17 (a)(d)	7,695,000	7,694,699
Class B, 3.97% 10/15/17 (a)(d)	1,540,000	1,539,940
Class D, 4.03% 10/15/17 (a)(d)	3,090,000	3,089,879
Series 2005-WL6A Class AP. 5.24% 10/15/17 (a)(d)	10,000,000	9,999,609

TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $366,509,367)		366,835,178

Certificates of Deposit 2.5%

Credit Agricole SA euro 4.505% 10/16/06	30,000,000	29,953,947
Credit Industriel et Commercial yankee 4.535%
10/17/06	30,000,000	29,962,173
DEPFA BANK PLC yankee 4.265% 9/1/06	30,000,000	29,902,611
Deutsche Bank AG yankee 4.21% 8/24/06	30,000,000	29,900,997
HBOS Treasury Services PLC yankee 4.52% 10/18/06	30,000,000	29,958,372
Societe Generale euro 4.51% 10/16/06	30,000,000	29,955,822

TOTAL CERTIFICATES OF DEPOSIT
(Cost $180,000,000)		179,633,922

113 Annual Report

Investments (Unaudited) continued

Commercial Paper 0.4%
	Principal	Value
	Amount
Viacom, Inc. 4.23% 11/29/05
(Cost $28,904,590)	$29,000,000	$ 28,843,255
Interfund Loans 0.7%
With Fidelity Fund, at 4.18%, due 11/1/05 (b)
(Cost $48,550,000)	48,550,000	48,550,000
Cash Equivalents 35.7%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading
account at 4.03%, dated 10/31/05 due 11/1/05) (g)	$2,233,608,107	2,233,358,000
With Goldman Sachs & Co. at 4.16%, dated 8/23/05
due 11/21/05 (Collateralized by Corporate
Obligations valued at $304,500,000, 6.88%–
13.25%, 11/1/08 - 3/1/32) (d)(f)	293,016,000	290,000,000
TOTAL CASH EQUIVALENTS
(Cost $2,523,358,000)		2,523,358,000

TOTAL INVESTMENT PORTFOLIO 100.9%
(Cost $7,135,123,406)		7,137,591,561

NET OTHER ASSETS – (0.9)%		(64,709,737)
NET ASSETS 100%		$7,072,881,824

Annual Report	114
Futures Contracts
	Expiration	Underlying Face	Unrealized
	Date	Amount at	Appreciation/
		Value	(Depreciation)
Sold

Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$72,182,400	$74,041
49 Eurodollar 90 Day Index Contracts	March 2006	48,419,962	72,749
32 Eurodollar 90 Day Index Contracts	June 2006	31,614,000	47,847
32 Eurodollar 90 Day Index Contracts	Sept. 2006	31,612,400	46,472
31 Eurodollar 90 Day Index Contracts	Dec. 2006	30,624,900	41,001
29 Eurodollar 90 Day Index Contracts	March 2007	28,650,913	35,347
22 Eurodollar 90 Day Index Contracts	June 2007	21,734,625	23,262
21 Eurodollar 90 Day Index Contracts	Sept. 2007	20,745,638	22,379
20 Eurodollar 90 Day Index Contracts	Dec. 2007	19,756,250	21,370
20 Eurodollar 90 Day Index Contracts	March 2008	19,755,500	21,120
13 Eurodollar 90 Day Index Contracts	June 2008	12,840,263	18,586
12 Eurodollar 90 Day Index Contracts	Sept. 2008	11,851,800	17,202
5 Eurodollar 90 Day Index Contracts	Dec. 2008	4,937,813	5,043
3 Eurodollar 90 Day Index Contracts	March 2009	2,962,575	3,013

TOTAL EURODOLLAR CONTRACTS			$449,432

Swap Agreements
	Expiration	Notional	Value
	Date	Amount

Credit Default Swap
Receive from Citibank, upon default event
of DaimlerChrysler NA Holding Corp.,
par value of the notional amount of
DaimlerChrysler NA Holding Corp. 6.5%
11/15/13, and pay quarterly notional
amount multiplied by .8%	June 2007	$14,000,000	$ (132,143)
Receive quarterly notional amount
multiplied by .48% and pay Goldman
Sachs upon default event of TXU Energy
Co. LLC, par value of the notional amount
of TXU Energy Co. LLC 7% 3/15/13	Sept. 2008	13,540,000	(96,730)
Receive quarterly notional amount
multiplied by .78% and pay Goldman
Sachs upon default event of TXU Energy,
par value of the notional amount of TXU
Energy Co. LLC 7% 3/15/13	Dec. 2008	10,650,000	(10,857)

TOTAL CREDIT DEFAULT SWAP		38,190,000	(239,730)

115 Annual Report

Investments (Unaudited) continued

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Total Return Swap
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 30 basis points and pay
monthly notional amount multiplied by
the nominal spread deprecation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	$67,500,000	$82,338
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 15 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	48,200,000	52,570
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 25 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by modified duration fac-
tor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	34,590
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 22 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Jan. 2006	35,100,000	39,424

Annual Report	116

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 7.5 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Nov. 2005	$ 35,100,000	$23,383
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Home Equity
Index and pay monthly a floating rate
based on 1-month LIBOR with Lehman
Brothers, Inc.	May 2006	34,600,000	0
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Index and
pay monthly a floating rate based on the
1-month LIBOR minus 11.1 basis points
with Lehman Brothers, Inc.	Nov. 2005	30,000,000	15,466

TOTAL TOTAL RETURN SWAP		280,500,000	247,771

		$ 318,690,000	$8,041

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $635,471,501
or 9.0% of net assets.

(b) Affiliated entity.

(c) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $993,762.

(d) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(e) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

(f) The maturity amount is based on the
rate at period end.

117 Annual Report

Investments (Unaudited) continued

(g) Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement/	Value
Counterparty
$2,233,358,000 due
11/1/05 at 4.03%
Banc of America
Securities LLC.	$ 259,759,905
Bank of America,
National Association	173,173,270
Barclays Capital Inc.	619,094,441
Countrywide Securities
Corporation	173,173,270
Goldman Sachs & Co.	259,759,905
Morgan Stanley & Co.
Incorporated	293,817,373
UBS Securities LLC	346,346,542
Wachovia Capital
Markets, LLC	21,646,659
WestLB AG	86,586,635
$ 2,233,358,000

Income Tax Information

At October 31, 2005, the aggregate cost of investment securities for income tax purposes was $7,134,872,281. Net unrealized appreciation aggregated $2,719,280, of which $9,555,121 related to appreciated investment securities and $6,835,841 related to depreciated investment securities.

Annual Report 118

119 Annual Report

Annual Report

120

121 Annual Report

Annual Report

122

123 Annual Report

Annual Report

124

125 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
Fidelity Management &
Research (U.K.) Inc.
Fidelity Management &
Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity Investments Money
Management, Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

SFII-UANN-1205 1.784770.102

Fidelity® Advisor Value Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	23	Statements of assets and liabilities,
		operations, and changes in net assets, as
		well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent	40
Registered Public
Accounting Firm
Trustees and Officers	41
Distributions	51
Proxy Voting Results	52
Board Approval of	53
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public
Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to op erate. However, this will only be achieved through close cooperation among regula tors, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guaran tee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Life of
	year	fundA
Class A (incl. 5.75% sales charge)	8.23%	10.38%
Class T (incl. 3.50% sales charge)	10.53%	11.53%
Class B (incl. contingent deferred sales charge)B	9.01%	11.17%
Class C (incl. contingent deferred sales charge)C	12.96%	13.10%

A From December 23, 2003.
B Class B shares’ contingent deferred sales charge included in the past one year, and life of fund total return figures are 5% and 4%, respectively.
C Class C shares’ contingent deferred sales charge included in the past one year, and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Value Class T on December 23, 2003, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

5 Annual Report

Management’s Discussion of Fund Performance

Comments from Rich Fentin, Portfolio Manager of Fidelity® Advisor Value Fund

U.S. equity markets had respectable performance during the year that ended October 31, 2005. The period got off to a great start with a strong November and December of 2004. However, the markets were later dragged down by surging oil prices, further disorder in Iraq, potential new troubles with Iran and Syria, and terrorist attacks in London. While stocks recovered nicely, Hurricane Katrina would drive them down again. The devastating storm led to record high prices for gasoline, natural gas and oil, as well as fears of a corresponding leap in inflation. The Federal Reserve Board responded to this and to other inflationary pressures during the period by raising short term interest rates eight times. Nonetheless, stocks moved higher despite a very weak October. Market breadth was narrow, as most of the gains were concentrated in rapidly appreciating energy related investments. For the year overall, the Standard & Poor’s 500SM Index was up 8.72%, followed closely by the technology laden NASDAQ Composite® Index at 8.15% . The Dow Jones Industrial AverageSM rose 6.45% .

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 14.84%, 14.54%, 14.01% and 13.96%, respectively. In comparison, the Russell Midcap® Value Index rose 19.50%, while the LipperSM Mid Cap Value Funds Average and the Lipper Growth Funds Average advanced 14.51% and 10.58%, respectively. The fund lagged the index partly because it held underperforming stocks that weren’t found in the benchmark, including electronics manufacturing outsource companies Celestica and Flextronics. A sizable position in Symbol Technologies, a maker of bar coding and wireless data equipment, also hurt performance within technology, while weak results from consumer discretionary holdings, including retailer Pier 1 Imports, further detracted. Additionally, the fund had less exposure than the index to oil and gas production companies that performed well in the high energy price environment, while aluminum companies Alcan and Alcoa underper formed when they were unable to pass higher energy costs through to their customers. On the other hand, the fund’s overall energy overweighting was a positive, as energy services companies Halliburton, Helmerich & Payne and National Oilwell Varco benefited from increased demand. Significantly underweighting weak bank stocks also provided a boost versus the index, as did overweighted investments in health care, including drug distribu tor McKesson. Capital goods stocks such as Precision Castparts contributed to returns, as did some good technology picks, including Agilent Technologies.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity dis claims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,079.80	$6.55
HypotheticalA	$1,000.00	$1,018.90	$6.36
Class T
Actual	$1,000.00	$1,079.20	$7.86
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class B
Actual	$1,000.00	$1,076.20	$10.47
HypotheticalA	$1,000.00	$1,015.12	$10.16

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,076.20	$10.47
HypotheticalA	$1,000.00	$1,015.12	$10.16
Institutional Class
Actual	$1,000.00	$1,082.10	$5.25
HypotheticalA	$1,000.00	$1,020.16	$5.09
A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

8

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Xerox Corp.	1.5	1.5
Fluor Corp.	1.5	1.2
Baxter International, Inc.	1.5	1.6
Ceridian Corp.	1.2	0.8
McKesson Corp.	1.2	1.2
Safeway, Inc.	1.2	0.7
Tyco International Ltd.	1.1	0.5
AmerisourceBergen Corp.	1.1	1.1
Schering Plough Corp.	1.1	1.3
Halliburton Co.	1.0	0.8
	12.4
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	19.6	18.5
Consumer Discretionary	14.5	11.1
Health Care	13.9	14.8
Financials	12.0	12.1
Industrials	10.4	11.2

9 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 93.9%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 14.3%
Auto Components 0.3%
BorgWarner, Inc.	2,800	$162,372
Automobiles – 0.3%
Monaco Coach Corp.	2,900	35,583
Nissan Motor Co. Ltd.	13,802	144,576
		180,159
Diversified Consumer Services – 0.1%
Service Corp. International (SCI)	5,800	48,546
Hotels, Restaurants & Leisure 4.0%
Applebee’s International, Inc.	2,200	48,202
Brinker International, Inc.	11,420	435,330
Carnival Corp. unit	6,700	332,789
CBRL Group, Inc.	3,008	104,378
Domino’s Pizza, Inc.	1,100	26,312
Harrah’s Entertainment, Inc.	854	51,650
Hilton Hotels Corp.	2,960	57,572
Outback Steakhouse, Inc.	11,150	419,909
Rare Hospitality International, Inc. (a)	1,800	55,008
Royal Caribbean Cruises Ltd.	14,960	619,942
Wendy’s International, Inc.	2,520	117,734
WMS Industries, Inc. (a)	7,100	178,423
		2,447,249
Household Durables – 0.6%
Matsushita Electric Industrial Co. Ltd.	5,000	92,000
Newell Rubbermaid, Inc.	10,290	236,567
Sony Corp. sponsored ADR	1,600	52,480
		381,047
Leisure Equipment & Products – 1.6%
Brunswick Corp.	9,030	344,314
Eastman Kodak Co.	24,000	525,600
K2, Inc. (a)	9,860	98,896
		968,810
Media – 2.5%
Citadel Broadcasting Corp.	1,300	17,914
Clear Channel Communications, Inc.	6,700	203,814
E.W. Scripps Co. Class A	3,840	175,872
Emmis Communications Corp. Class A (a)	5,320	104,112
Gannett Co., Inc.	2,600	162,916
Lamar Advertising Co. Class A (a)	4,900	218,638
The New York Times Co. Class A	6,000	163,440

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Media – continued
The Reader’s Digest Association, Inc. (non-vtg.)	12,810	$196,249
Tribune Co.	5,300	167,003
Viacom, Inc. Class B (non-vtg.)	5,325	164,915
		1,574,873
Multiline Retail – 0.9%
Big Lots, Inc. (a)	21,680	250,838
Family Dollar Stores, Inc.	14,200	314,388
		565,226
Specialty Retail – 3.3%
AnnTaylor Stores Corp. (a)	13,300	322,791
AutoNation, Inc. (a)	5,290	105,165
Gap, Inc.	12,500	216,000
Hot Topic, Inc. (a)	6,100	90,829
Linens ’N Things, Inc. (a)	5,800	145,812
Office Depot, Inc. (a)	4,260	117,278
OfficeMax, Inc.	2,800	78,456
Pier 1 Imports, Inc.	23,530	242,830
Select Comfort Corp. (a)	130	2,847
Sports Authority, Inc. (a)	7,800	217,152
TBC Corp. (a)	4,695	162,400
Tiffany & Co., Inc.	8,800	346,720
		2,048,280
Textiles, Apparel & Luxury Goods – 0.7%
Liz Claiborne, Inc.	11,340	399,168
Warnaco Group, Inc. (a)	2,900	65,772
		464,940

TOTAL CONSUMER DISCRETIONARY		8,841,502

CONSUMER STAPLES 2.9%
Beverages – 0.3%
Coca-Cola Enterprises, Inc.	6,275	118,598
Cott Corp. (a)	5,300	77,413
		196,011
Food & Staples Retailing – 1.2%
Safeway, Inc.	30,620	712,221
Food Products 0.7%
Corn Products International, Inc.	5,500	130,955
Dean Foods Co. (a)	7,590	274,379

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES – continued
Food Products – continued
Global Bio-Chem Technology Group Co. Ltd.	18,000	$7,140
TreeHouse Foods, Inc. (a)	1,178	30,440
		442,914
Household Products – 0.5%
Colgate-Palmolive Co.	6,100	323,056
Personal Products 0.2%
Avon Products, Inc.	3,100	83,669
NBTY, Inc. (a)	1,200	24,012
		107,681

TOTAL CONSUMER STAPLES		1,781,883

ENERGY 8.6%
Energy Equipment & Services – 8.2%
Baker Hughes, Inc.	6,500	357,240
BJ Services Co.	8,540	296,765
Cooper Cameron Corp. (a)	6,250	460,813
ENSCO International, Inc.	4,970	226,582
FMC Technologies, Inc. (a)	4,330	157,872
GlobalSantaFe Corp.	4,700	209,385
Grant Prideco, Inc. (a)	8,825	343,204
Halliburton Co.	10,800	638,280
Helmerich & Payne, Inc.	6,430	356,222
Hercules Offshore, Inc.	600	13,062
Nabors Industries Ltd. (a)	4,120	282,756
National Oilwell Varco, Inc. (a)	9,750	609,083
Noble Corp.	4,790	308,380
Pride International, Inc. (a)	3,890	109,192
Smith International, Inc.	6,000	194,400
Transocean, Inc. (a)	5,430	312,171
Weatherford International Ltd. (a)	3,560	222,856
		5,098,263
Oil, Gas & Consumable Fuels – 0.4%
Double Hull Tankers, Inc.	2,000	23,660
McMoRan Exploration Co. (a)	2,300	39,031
Valero Energy Corp.	1,700	178,908
		241,599

TOTAL ENERGY		5,339,862

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – 12.0%
Capital Markets 2.1%
Ameriprise Financial, Inc. (a)	1,000	$37,220
Ameritrade Holding Corp. (a)	700	14,721
Janus Capital Group, Inc.	15,230	267,287
Lehman Brothers Holdings, Inc.	2,420	289,601
Merrill Lynch & Co., Inc.	6,700	433,758
Nuveen Investments, Inc. Class A	2,300	93,081
State Street Corp.	3,000	165,690
		1,301,358
Commercial Banks – 1.3%
Bank of America Corp.	4,568	199,804
UnionBanCal Corp.	3,350	229,408
Wachovia Corp.	6,950	351,114
		780,326
Consumer Finance – 0.1%
Capital One Financial Corp.	1,000	76,350
Diversified Financial Services – 0.0%
Citigroup, Inc.	700	32,046
Insurance – 3.9%
AFLAC, Inc.	8,950	427,631
AMBAC Financial Group, Inc.	4,860	344,525
Axis Capital Holdings Ltd.	400	10,372
Genworth Financial, Inc. Class A (non-vtg.)	3,600	114,084
Marsh & McLennan Companies, Inc.	1,820	53,053
MBIA, Inc.	5,890	343,034
MetLife, Inc.	5,260	259,897
MetLife, Inc. unit	2,368	64,765
Montpelier Re Holdings Ltd.	1,900	38,190
Prudential Financial, Inc.	3,300	240,207
Scottish Re Group Ltd.	4,070	99,919
The St. Paul Travelers Companies, Inc.	7,430	334,573
Willis Group Holdings Ltd.	2,000	74,280
		2,404,530
Real Estate 3.1%
Alexandria Real Estate Equities, Inc.	1,900	153,615
Apartment Investment & Management Co. Class A	200	7,680
CenterPoint Properties Trust (SBI)	3,880	176,773
Digital Realty Trust, Inc.	1,600	30,688
Duke Realty Corp.	4,290	146,289
Education Realty Trust, Inc.	5,000	77,500

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Real Estate continued
Equity Office Properties Trust	4,000	$123,200
Equity Residential (SBI)	3,100	121,675
General Growth Properties, Inc.	7,120	302,458
GMH Communities Trust	3,700	55,389
Kimco Realty Corp.	3,400	100,708
Reckson Associates Realty Corp.	5,000	175,500
Trizec Properties, Inc.	5,100	113,475
United Dominion Realty Trust, Inc. (SBI)	6,100	134,993
Vornado Realty Trust	2,420	196,020
		1,915,963
Thrifts & Mortgage Finance – 1.5%
Countrywide Financial Corp.	8,560	271,951
Fannie Mae	6,740	320,285
Freddie Mac	4,670	286,505
Hudson City Bancorp, Inc.	3,500	41,440
		920,181

TOTAL FINANCIALS		7,430,754

HEALTH CARE – 13.6%
Biotechnology – 0.8%
Biogen Idec, Inc. (a)	3,000	121,890
Cephalon, Inc. (a)	4,500	205,155
MedImmune, Inc. (a)	3,200	111,936
ONYX Pharmaceuticals, Inc. (a)	1,300	33,397
		472,378
Health Care Equipment & Supplies – 3.7%
Baxter International, Inc.	23,750	907,963
Becton, Dickinson & Co.	6,670	338,503
CONMED Corp. (a)	2,781	66,688
Dade Behring Holdings, Inc.	6,200	223,262
Fisher Scientific International, Inc. (a)	5,320	300,580
Hospira, Inc. (a)	1,700	67,745
Varian, Inc. (a)	7,900	290,483
Waters Corp. (a)	2,900	104,980
		2,300,204
Health Care Providers & Services – 7.5%
AmerisourceBergen Corp.	8,600	655,922
Community Health Systems, Inc. (a)	14,210	527,333

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Providers & Services – continued
Emdeon Corp. (a)	15,830	$145,636
HCA, Inc.	10,040	483,828
Health Net, Inc. (a)	7,400	346,616
Laboratory Corp. of America Holdings (a)	2,400	115,800
McKesson Corp.	15,700	713,251
Omnicare, Inc.	3,100	167,710
Pediatrix Medical Group, Inc. (a)	2,720	209,603
Quest Diagnostics, Inc.	10,860	507,271
Sunrise Senior Living, Inc. (a)	6,200	200,508
Triad Hospitals, Inc. (a)	5,370	220,868
Universal Health Services, Inc. Class B	7,670	361,564
		4,655,910
Pharmaceuticals – 1.6%
Forest Laboratories, Inc. (a)	900	34,119
Schering-Plough Corp.	32,190	654,745
Teva Pharmaceutical Industries Ltd. sponsored ADR	7,000	266,840
Wyeth	620	27,627
		983,331

TOTAL HEALTH CARE		8,411,823

INDUSTRIALS – 10.4%
Aerospace & Defense – 0.9%
EADS NV	6,660	230,728
Honeywell International, Inc.	4,940	168,948
Lockheed Martin Corp.	730	44,209
Precision Castparts Corp.	2,540	120,294
		564,179
Airlines – 0.5%
ACE Aviation Holdings, Inc. Class A (a)	2,300	60,373
Ryanair Holdings PLC sponsored ADR (a)	4,410	218,604
Southwest Airlines Co.	2,800	44,828
		323,805
Building Products 0.8%
American Standard Companies, Inc.	1,000	38,040
Masco Corp.	16,670	475,095
		513,135
Commercial Services & Supplies – 1.1%
Aramark Corp. Class B	8,900	226,238

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Commercial Services & Supplies – continued
Manpower, Inc.	3,850	$174,328
Navigant Consulting, Inc. (a)	7,700	161,469
Steelcase, Inc. Class A	7,780	111,410
		673,445
Construction & Engineering – 1.8%
EMCOR Group, Inc. (a)	2,400	146,400
Fluor Corp.	14,670	933,012
		1,079,412
Electrical Equipment – 0.1%
A.O. Smith Corp.	1,900	61,522
Industrial Conglomerates – 1.1%
Tyco International Ltd.	25,450	671,626
Machinery – 2.7%
Albany International Corp. Class A	7,450	287,794
Briggs & Stratton Corp.	6,700	214,266
Crane Co.	3,070	95,047
Harsco Corp.	3,870	248,648
Kennametal, Inc.	6,840	349,592
SPX Corp.	9,450	406,539
Wabash National Corp	3,720	68,485
		1,670,371
Road & Rail 1.3%
Canadian National Railway Co.	4,605	333,385
CSX Corp.	3,680	168,581
Laidlaw International, Inc.	12,325	280,271
		782,237
Transportation Infrastructure 0.1%
Macquarie Infrastructure Co. Trust	2,127	63,810

TOTAL INDUSTRIALS		6,403,542

INFORMATION TECHNOLOGY – 19.6%
Communications Equipment – 2.1%
Alcatel SA sponsored ADR (a)	14,180	166,473
Andrew Corp. (a)	9,430	100,147
Dycom Industries, Inc. (a)	18,030	359,338
Motorola, Inc.	12,250	271,460

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Communications Equipment – continued
Nokia Corp. sponsored ADR	12,500	$210,250
Powerwave Technologies, Inc. (a)	15,300	171,513
		1,279,181
Computers & Peripherals – 2.3%
Maxtor Corp. (a)	39,080	136,780
NCR Corp. (a)	4,000	120,880
Seagate Technology	25,700	372,393
UNOVA, Inc. (a)	6,930	214,830
Western Digital Corp. (a)	48,950	592,295
		1,437,178
Electronic Equipment & Instruments – 5.3%
Agilent Technologies, Inc. (a)	17,000	544,170
Arrow Electronics, Inc. (a)	8,880	262,049
Avnet, Inc. (a)	16,200	373,410
Celestica, Inc. (sub. vtg.) (a)	39,510	374,693
Flextronics International Ltd. (a)	55,170	512,529
Mettler-Toledo International, Inc. (a)	6,360	328,176
Molex, Inc.	9,800	248,038
Solectron Corp. (a)	41,190	145,401
Symbol Technologies, Inc.	38,370	318,471
Tech Data Corp. (a)	3,068	106,276
Tektronix, Inc.	2,970	68,251
		3,281,464
IT Services – 2.5%
Accenture Ltd. Class A	6,100	160,491
Affiliated Computer Services, Inc. Class A (a)	8,450	457,230
BearingPoint, Inc. (a)	6,800	47,736
Ceridian Corp. (a)	34,230	749,979
Hewitt Associates, Inc. Class A (a)	2,600	69,394
Iron Mountain, Inc. (a)	1,000	39,000
The BISYS Group, Inc. (a)	1,800	22,824
		1,546,654
Office Electronics – 1.5%
Xerox Corp. (a)	69,270	939,985
Semiconductors & Semiconductor Equipment – 3.3%
AMIS Holdings, Inc. (a)	7,220	80,431
Amkor Technology, Inc. (a)	7,000	36,960
Applied Materials, Inc.	17,000	278,460
ASM International NV (Nasdaq) (a)	2,700	35,856

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
ASML Holding NV (NY Shares) (a)	18,400	$312,432
DSP Group, Inc. (a)	1,369	33,650
Exar Corp. (a)	3,131	39,419
Fairchild Semiconductor International, Inc. (a)	14,090	216,986
Freescale Semiconductor, Inc.:
Class A (a)	4,700	111,343
Class B (a)	11,000	262,680
Microsemi Corp. (a)	4,900	113,533
MKS Instruments, Inc. (a)	1,600	30,192
National Semiconductor Corp.	14,200	321,346
Novellus Systems, Inc. (a)	7,840	171,382
		2,044,670
Software 2.6%
Borland Software Corp. (a)	9,386	47,399
Cadence Design Systems, Inc. (a)	14,100	225,318
Hyperion Solutions Corp. (a)	2,185	105,667
JDA Software Group, Inc. (a)	2,800	45,276
Quest Software, Inc. (a)	7,000	97,370
Siebel Systems, Inc.	16,300	168,705
Sybase, Inc. (a)	3,600	80,100
Symantec Corp. (a)	1,699	40,521
Take-Two Interactive Software, Inc. (a)	12,400	256,060
THQ, Inc. (a)	20,600	477,508
TIBCO Software, Inc. (a)	6,000	45,540
		1,589,464

TOTAL INFORMATION TECHNOLOGY		12,118,596

MATERIALS 5.5%
Chemicals – 2.7%
Albemarle Corp.	2,600	91,234
Ashland, Inc.	5,380	287,884
Celanese Corp. Class A	4,500	79,380
Chemtura Corp.	22,904	245,073
Cytec Industries, Inc.	6,000	247,800
Dow Chemical Co.	1,120	51,363
Ferro Corp.	6,150	109,716
Georgia Gulf Corp.	1,800	52,380
Lyondell Chemical Co.	5,140	137,752
OM Group, Inc. (a)	1,800	28,764

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Chemicals – continued
OMNOVA Solutions, Inc. (a)	12,080	$54,360
PolyOne Corp. (a)	11,780	67,971
Spartech Corp.	7,700	146,069
Valspar Corp.	4,000	88,200
		1,687,946
Construction Materials 0.1%
Vulcan Materials Co.	500	32,500
Containers & Packaging – 0.8%
Owens Illinois, Inc. (a)	19,880	378,515
Packaging Corp. of America	6,610	134,117
		512,632
Metals & Mining – 1.6%
Agnico-Eagle Mines Ltd.	5,910	81,069
Alcan, Inc.	9,750	307,195
Alcoa, Inc.	11,770	285,893
Newmont Mining Corp.	3,180	135,468
Nucor Corp.	2,600	155,610
		965,235
Paper & Forest Products 0.3%
Aracruz Celulose SA (PN B) sponsored ADR	650	24,895
MeadWestvaco Corp.	4,450	116,679
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	4,000	47,880
		189,454

TOTAL MATERIALS		3,387,767

TELECOMMUNICATION SERVICES – 2.4%
Diversified Telecommunication Services – 1.5%
Alaska Communication Systems Group, Inc.	2,300	25,277
BellSouth Corp.	5,610	145,972
CenturyTel, Inc.	2,660	87,062
Citizens Communications Co.	15,530	190,087
Cogent Communications Group, Inc. (a)	5,700	29,925
Iowa Telecommunication Services, Inc.	9,895	163,268
SBC Communications, Inc.	5,170	123,305
Verizon Communications, Inc.	4,240	133,602
		898,498
Wireless Telecommunication Services – 0.9%
ALLTEL Corp.	3,400	210,324

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

TELECOMMUNICATION SERVICES – continued
Wireless Telecommunication Services – continued
American Tower Corp. Class A (a)	5,693	$135,778
Crown Castle International Corp. (a)	700	17,164
Dobson Communications Corp. Class A (a)	16,700	121,743
Sprint Nextel Corp.	3,300	76,923
		561,932

TOTAL TELECOMMUNICATION SERVICES		1,460,430

UTILITIES – 4.6%
Electric Utilities – 2.0%
Edison International	9,760	427,098
Entergy Corp.	4,170	294,902
Exelon Corp.	4,500	234,135
PPL Corp.	9,820	307,759
		1,263,894
Independent Power Producers & Energy Traders – 1.8%
AES Corp. (a)	12,230	194,335
Constellation Energy Group, Inc.	3,200	175,360
NRG Energy, Inc. (a)	5,900	253,759
TXU Corp.	4,540	457,405
		1,080,859
Multi-Utilities – 0.8%
CMS Energy Corp. (a)	2,300	34,293
PG&E Corp.	8,100	294,678
Public Service Enterprise Group, Inc.	3,000	188,670
		517,641

TOTAL UTILITIES		2,862,394

TOTAL COMMON STOCKS
(Cost $55,149,153)		58,038,553

Preferred Stocks 0.8%

Convertible Preferred Stocks 0.8%

CONSUMER DISCRETIONARY – 0.2%
Automobiles – 0.2%
General Motors Corp. Series A, 4.50%	3,800	88,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Preferred Stocks continued
	Shares	Value (Note 1)
Convertible Preferred Stocks continued

CONSUMER DISCRETIONARY – continued
Hotels, Restaurants & Leisure 0.0%
Six Flags, Inc. 7.25% PIERS	1,050	$24,150

TOTAL CONSUMER DISCRETIONARY		112,614

FINANCIALS – 0.0%
Insurance – 0.0%
Hartford Financial Services Group, Inc. 6.00%	460	32,462
HEALTH CARE – 0.2%
Health Care Equipment & Supplies – 0.2%
Baxter International, Inc. 7.00%	1,980	107,890
MATERIALS 0.2%
Containers & Packaging – 0.2%
Owens Illinois, Inc. 4.75%	3,370	118,793
UTILITIES – 0.2%
Multi-Utilities – 0.2%
Dominion Resources, Inc. 8.75%	1,990	106,367

TOTAL CONVERTIBLE PREFERRED STOCKS		478,126
Nonconvertible Preferred Stocks 0.0%

FINANCIALS – 0.0%
Thrifts & Mortgage Finance – 0.0%
Fannie Mae 7.00%	800	43,960
TOTAL PREFERRED STOCKS
(Cost $531,485)		522,086

Nonconvertible Bonds 0.1%
	Principal
	Amount

CONSUMER DISCRETIONARY – 0.0%
Leisure Equipment & Products – 0.0%
K2, Inc. 7.375% 7/1/14	$10,000	9,800
HEALTH CARE – 0.1%
Health Care Providers & Services – 0.1%
Tenet Healthcare Corp. 6.375% 12/1/11	30,000	26,250

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount

INFORMATION TECHNOLOGY – 0.0%
Electronic Equipment & Instruments – 0.0%
Celestica, Inc. 7.875% 7/1/11	$20,000	$ 19,850
TOTAL NONCONVERTIBLE BONDS
(Cost $56,722)		55,900
Money Market Funds 6.8%
	Shares
Fidelity Cash Central Fund, 3.92% (b)
(Cost $4,219,487)	4,219,487	4,219,487

TOTAL INVESTMENT PORTFOLIO 101.6%
(Cost $59,956,847)		62,836,026

NET OTHER ASSETS – (1.6)%		(1,002,075)
NET ASSETS 100%		$ 61,833,951

Security Type Abbreviation
PIERS	—	Preferred Income Equity
Redeemable Securities

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $59,956,847)
See accompanying schedule		$62,836,026
Foreign currency held at value (cost $11)		11
Receivable for investments sold		175,368
Receivable for fund shares sold		579,006
Dividends receivable		42,918
Interest receivable		13,109
Receivable from investment adviser for expense
reductions		6,430
Other affiliated receivables		1,719
Other receivables		2,402
Total assets		63,656,989

Liabilities
Payable for investments purchased	$1,651,859
Payable for fund shares redeemed	48,881
Accrued management fee	28,312
Distribution fees payable	29,490
Other affiliated payables	18,633
Other payables and accrued expenses	45,863
Total liabilities		1,823,038

Net Assets		$61,833,951
Net Assets consist of:
Paid in capital		$57,865,467
Undistributed net investment income		616
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		1,088,832
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		2,879,036
Net Assets		$61,833,951

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($15,656,815 ÷ 1,230,439 shares)	$12.72
Maximum offering price per share (100/94.25 of $12.72)	$13.50
Class T:
Net Asset Value and redemption price per share
($22,938,126 ÷ 1,809,925 shares)	$12.67
Maximum offering price per share (100/96.50 of $12.67)	$13.13
Class B:
Net Asset Value and offering price per share
($12,083,665 ÷ 961,098 shares)A	$12.57
Class C:
Net Asset Value and offering price per share
($9,007,384 ÷ 716,345 shares)A	$12.57
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($2,147,961 ÷ 167,984 shares)	$12.79

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$400,907
Interest		89,620
Security lending		94
Total income		490,621

Expenses
Management fee	$214,324
Transfer agent fees	131,387
Distribution fees	229,302
Accounting and security lending fees	19,581
Independent trustees’ compensation	152
Custodian fees and expenses	39,178
Registration fees	72,094
Audit	39,777
Legal	3,269
Miscellaneous	3,740
Total expenses before reductions	752,804
Expense reductions	(139,979)	612,825

Net investment income (loss)		(122,204)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	1,216,430
Foreign currency transactions	(1,048)
Total net realized gain (loss)		1,215,382
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,150,793
Assets and liabilities in foreign currencies	(156)
Total change in net unrealized appreciation
(depreciation)		2,150,637
Net gain (loss)		3,366,019
Net increase (decrease) in net assets resulting from
operations		$3,243,815

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
		December 23, 2003
	Year ended	(commencement of
	October 31,	operations) to
	2005	October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(122,204)	$(29,232)
Net realized gain (loss)	1,215,382	50,754
Change in net unrealized appreciation (depreciation)	2,150,637	728,399
Net increase (decrease) in net assets resulting
from operations	3,243,815	749,921
Distributions to shareholders from net realized gain	(25,096)	—
Share transactions - net increase (decrease)	43,755,669	14,109,642
Total increase (decrease) in net assets	46,974,388	14,859,563

Net Assets
Beginning of period	14,859,563	—
End of period (including undistributed net investment
income of $616 and undistributed net investment
income of $509, respectively)	$61,833,951	$14,859,563

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class A
Years ended October 31,	2005	2004G
Selected Per Share Data
Net asset value, beginning of period	$11.10	$10.00
Income from Investment Operations
Net investment income (loss)E	01	(.02)F
Net realized and unrealized gain (loss)	1.64	1.12
Total from investment operations	1.65	1.10
Distributions from net realized gain	(.03)	—
Net asset value, end of period	$12.72	$11.10
Total ReturnB,C,D	14.84%	11.00%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.62%	4.33%A
Expenses net of voluntary waivers, if any	1.27%	1.50%A
Expenses net of all reductions	1.26%	1.48%A
Net investment income (loss)	04%	(.17)%A
Supplemental Data
Net assets, end of period (000 omitted)	$15,657	$2,543
Portfolio turnover rate	25%	30%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period December 23, 2003 (commencement of operations) to October 31, 2004.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class T
Years ended October 31,	2005	2004G
Selected Per Share Data
Net asset value, beginning of period	$11.08	$10.00
Income from Investment Operations
Net investment income (loss)E	(.03)	(.04)F
Net realized and unrealized gain (loss)	1.64	1.12
Total from investment operations	1.61	1.08
Distributions from net realized gain	(.02)	—
Net asset value, end of period	$12.67	$11.08
Total ReturnB,C,D	14.54%	10.80%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.86%	4.29%A
Expenses net of voluntary waivers, if any	1.53%	1.75%A
Expenses net of all reductions	1.52%	1.73%A
Net investment income (loss)	(.21)%	(.42)%A
Supplemental Data
Net assets, end of period (000 omitted)	$22,938	$5,581
Portfolio turnover rate	25%	30%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period December 23, 2003 (commencement of operations) to October 31, 2004.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class B
Years ended October 31,	2005	2004G
Selected Per Share Data
Net asset value, beginning of period	$11.03	$10.00
Income from Investment Operations
Net investment income (loss)E	(.09)	(.08)F
Net realized and unrealized gain (loss)	1.64	1.11
Total from investment operations	1.55	1.03
Distributions from net realized gain	(.01)	—
Net asset value, end of period	$12.57	$11.03
Total ReturnB,C,D	14.01%	10.30%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.44%	5.09%A
Expenses net of voluntary waivers, if any	2.04%	2.25%A
Expenses net of all reductions	2.02%	2.23%A
Net investment income (loss)	(.72)%	(.93)%A
Supplemental Data
Net assets, end of period (000 omitted)	$12,084	$3,473
Portfolio turnover rate	25%	30%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period December 23, 2003 (commencement of operations) to October 31, 2004.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Class C
Years ended October 31,	2005	2004G
Selected Per Share Data
Net asset value, beginning of period	$11.03	$10.00
Income from Investment Operations
Net investment income (loss)E	(.09)	(.08)F
Net realized and unrealized gain (loss)	1.63	1.11
Total from investment operations	1.54	1.03
Net asset value, end of period	$12.57	$11.03
Total ReturnB,C,D	13.96%	10.30%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.42%	5.11%A
Expenses net of voluntary waivers, if any	2.03%	2.25%A
Expenses net of all reductions	2.02%	2.23%A
Net investment income (loss)	(.71) %	(.93)%A
Supplemental Data
Net assets, end of period (000 omitted)	$9,007	$2,372
Portfolio turnover rate	25%	30%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period December 23, 2003 (commencement of operations) to October 31, 2004.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights Institutional Class
Years ended October 31,	2005	2004F
Selected Per Share Data
Net asset value, beginning of period	$11.13	$10.00
Income from Investment Operations
Net investment income (loss)D	03	.01E
Net realized and unrealized gain (loss)	1.66	1.12
Total from investment operations	1.69	1.13
Distributions from net realized gain	(.03)	—
Net asset value, end of period	$12.79	$11.13
Total ReturnB,C	15.16%	11.30%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.32%	4.35%A
Expenses net of voluntary waivers, if any	1.05%	1.25%A
Expenses net of all reductions	1.03%	1.23%A
Net investment income (loss)	27%	.07%A
Supplemental Data
Net assets, end of period (000 omitted)	$2,148	$891
Portfolio turnover rate	25%	30%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.01 per share.
F For the period December 23, 2003 (commencement of operations) to October 31, 2004.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Value Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

32

1. Significant Accounting Policies continued
Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The fund esti mates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

33 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, market discount and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$6,000,146
Unrealized depreciation	(3,131,204)
Net unrealized appreciation (depreciation)	2,868,942
Undistributed ordinary income	538,219
Undistributed long term capital gain	466,351

Cost for federal income tax purposes	$59,967,084

The tax character of distributions paid was as follows:

	October 31,	October 31,
	2005	2004
Ordinary Income	$25,096	$—

Annual Report

34

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $50,149,799 and $8,780,350, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$19,815	$1,722
Class T	25%	.25%	73,318	3,310
Class B	75%	.25%	86,206	66,440
Class C	75%	.25%	49,963	30,638
			$229,302	$102,110

		35		Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$40,843
Class T	11,856
Class B*	9,544
Class C*	1,329
$63,572

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$29,826.37
Class T	47,951.33
Class B	32,023.37
Class C	18,684.37
Institutional Class	2,903.22
	$131,387

Annual Report

36

4. Fees and Other Transactions with Affiliates continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $84,892 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,200 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and ex penses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

37 Annual Report

Notes to Financial Statements continued
7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser

Class A	1.50% - 1.25%*	$27,745
Class T	1.75% - 1.50%*	48,712
Class B	2.25% - 2.00%*	34,628
Class C	2.25% - 2.00%*	19,176
Institutional Class	1.25% - 1.00%*	3,592
		$133,853
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $6,109 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $17.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

Annual Report

38

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
	Years ended October 31,
	2005		2004A
From net realized gain
Class A	$7,329	$		—
Class T	13,268			—
Class B	2,417			—
Institutional Class	2,082			—
Total	$25,096	$		—

A For the period December 23, 2003 (commencement of operations) to October 31, 2004.

10. Share Transactions.

Transactions for each class of shares were as follows:

Years ended October 31,

	Shares			Dollars
	2005	2004A	2005	2004A
Class A
Shares sold	1,099,808	239,673	$ 13,754,468	$2,513,591
Reinvestment of distributions	587	—	6,977	—
Shares redeemed	(99,027)	(10,602)	(1,247,789)	(114,386)
Net increase (decrease)	1,001,368	229,071	$ 12,513,656	$2,399,205
Class T
Shares sold	1,615,669	514,614	$ 19,869,085	$5,453,190
Reinvestment of distributions	1,099	—	13,031	—
Shares redeemed	(310,571)	(10,886)	(3,851,578)	(113,286)
Net increase (decrease)	1,306,197	503,728	$ 16,030,538	$5,339,904
Class B
Shares sold	811,087	325,897	$9,886,594	$3,430,732
Reinvestment of distributions	191	—	2,259	—
Shares redeemed	(164,955)	(11,122)	(2,048,294)	(118,111)
Net increase (decrease)	646,323	314,775	$7,840,559	$3,312,621
Class C
Shares sold	602,286	216,729	$7,493,123	$2,265,640
Reinvestment of distributions
Shares redeemed	(100,922)	(1,748)	(1,241,651)	(18,856)
Net increase (decrease)	501,364	214,981	$6,251,472	$2,246,784
Institutional Class
Shares sold	95,741	80,999	$1,219,221	$821,397
Reinvestment of distributions	173	—	2,058	—
Shares redeemed	(7,981)	(948)	(101,835)	(10,269)
Net increase (decrease)	87,933	80,051	$1,119,444	$811,128

A For the period December 23, 2003 (commencement of operations) to October 31, 2004.

	39			Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period from December 23, 2003 to October 31, 2005. These financial statements and financial high lights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period from December 23, 2003 to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts December 13, 2005 Annual Report 40

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-8090.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Value (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

42

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institu tion and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

44

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corpora tion (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the Uni versity of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

46

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Value. Mr. Churchill also serves as Vice Presi dent of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Richard B. Fentin (50)

Year of Election or Appointment: 2003

Vice President of Advisor Value. Mr. Fentin also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsi bilities, Mr. Fentin managed a variety of Fidelity funds. Mr. Fentin also serves as Senior Vice President of FMR (2001) and FMR Co., Inc. (2001).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Manage ment, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Value. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Value. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

Annual Report

48

Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation John H. Costello (59)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Value. Mr. Lydecker also serves as Assis tant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Value. Mr. Osterheld also serves as Assis tant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Schiavone also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice Pres ident and Head of Fund Reporting (1996 2003).

Annual Report

50

Distributions

The Board of Trustees of Fidelity Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/05/05	12/02/05	$—	$0.231
Class T	12/05/05	12/02/05	$—	$0.203
Class B	12/05/05	12/02/05	$—	$0.149
Class C	12/05/05	12/02/05	$—	$0.169

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $466,351, or, if subsequently deter mined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $1,378, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Class A, Class T, Class B and Class C designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends received deduction for cor porate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

51 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes
Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000
Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes
Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000
Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000
Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000
Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000
William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000
Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000
Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000
William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000
Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

Annual Report 52

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

Annual Report

54

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one year period ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the return of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corre spond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth oriented stocks, and funds that (like the fund) focus their investments on value oriented securities. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one year period. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any compre hensive fashion the performance of the fund, in light of its relatively recent launch.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services

Annual Report

56

provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

58

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, Class C and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Annual Report

60

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

61 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International
Investment Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Mellon Bank, N.A.
Pittsburgh, PA

FAV UANN-1205 1.809012.101

Fidelity® Advisor Value Fund - Institutional Class

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	23	Statements of assets and liabilities,
		operations, and changes in net assets, as
		well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent	40
Registered Public
Accounting Firm
Trustees and Officers	41
Distributions	51
Proxy Voting Results	52
Board Approval of	53
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public
Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead sev eral years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guaran tee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Life of
	year	fundA
Institutional Class	15.16%	14.29%

A From December 23, 2003.
$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Advisor Value Institutional Class on December 23, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

5 Annual Report

Management’s Discussion of Fund Performance

Comments from Rich Fentin, Portfolio Manager of Fidelity® Advisor Value Fund

U.S. equity markets had respectable performance during the year that ended October 31, 2005. The period got off to a great start with a strong November and December of 2004. However, the markets were later dragged down by surging oil prices, further disorder in Iraq, potential new troubles with Iran and Syria, and terrorist attacks in London. While stocks recovered nicely, Hurricane Katrina would drive them down again. The devastating storm led to record high prices for gasoline, natural gas and oil, as well as fears of a corresponding leap in inflation. The Federal Reserve Board responded to this and to other inflationary pressures during the period by raising short term interest rates eight times. Nonetheless, stocks moved higher despite a very weak October. Market breadth was narrow, as most of the gains were concentrated in rapidly appreciating energy related investments. For the year overall, the Standard & Poor’s 500SM Index was up 8.72%, followed closely by the technology laden NASDAQ Composite® Index at 8.15% . The Dow Jones Industrial AverageSM rose 6.45% .

During the past year, the fund’s Institutional Class shares returned 15.16% . In comparison, the Russell Midcap® Value Index rose 19.50%, while the LipperSM Mid Cap Value Funds Average and the Lipper Growth Funds Average advanced 14.51% and 10.58%, respectively. The fund lagged the Russell index partly because it held underperforming stocks that weren’t found in the benchmark, including electronics manufacturing outsource companies Celestica and Flextronics. A sizable position in Symbol Technologies, a maker of bar coding and wireless data equipment, also hurt performance within technology, while weak results from consumer discretionary holdings, including retailer Pier 1 Imports, further detracted. Additionally, the fund had less exposure than the index to oil and gas production companies that performed well in the high energy price environment, while aluminum companies Alcan and Alcoa underperformed when they were unable to pass higher energy costs through to their customers. On the other hand, the fund’s overall energy overweighting was a positive, as energy services companies Halliburton, Helmerich & Payne and National Oilwell Varco benefited from increased demand. Significantly underweighting weak performing bank stocks also provided a boost versus the index, as did overweighted investments in health care, including drug distributor McKesson. Capital goods stocks such as Precision Castparts contributed to returns, as did some good technology picks, including Agilent Technologies.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,079.80	$6.55
HypotheticalA	$1,000.00	$1,018.90	$6.36
Class T
Actual	$1,000.00	$1,079.20	$7.86
HypotheticalA	$1,000.00	$1,017.64	$7.63
Class B
Actual	$1,000.00	$1,076.20	$10.47
HypotheticalA	$1,000.00	$1,015.12	$10.16

	7		Annual Report

Shareholder Expense Example continued

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class C
Actual	$1,000.00	$1,076.20	$10.47
HypotheticalA	$1,000.00	$1,015.12	$10.16
Institutional Class
Actual	$1,000.00	$1,082.10	$5.25
HypotheticalA	$1,000.00	$1,020.16	$5.09
A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

8

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Xerox Corp.	1.5	1.5
Fluor Corp.	1.5	1.2
Baxter International, Inc.	1.5	1.6
Ceridian Corp.	1.2	0.8
McKesson Corp.	1.2	1.2
Safeway, Inc.	1.2	0.7
Tyco International Ltd.	1.1	0.5
AmerisourceBergen Corp.	1.1	1.1
Schering Plough Corp.	1.1	1.3
Halliburton Co.	1.0	0.8
	12.4
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	19.6	18.5
Consumer Discretionary	14.5	11.1
Health Care	13.9	14.8
Financials	12.0	12.1
Industrials	10.4	11.2

9 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 93.9%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 14.3%
Auto Components 0.3%
BorgWarner, Inc.	2,800	$162,372
Automobiles – 0.3%
Monaco Coach Corp.	2,900	35,583
Nissan Motor Co. Ltd.	13,802	144,576
		180,159
Diversified Consumer Services – 0.1%
Service Corp. International (SCI)	5,800	48,546
Hotels, Restaurants & Leisure 4.0%
Applebee’s International, Inc.	2,200	48,202
Brinker International, Inc.	11,420	435,330
Carnival Corp. unit	6,700	332,789
CBRL Group, Inc.	3,008	104,378
Domino’s Pizza, Inc.	1,100	26,312
Harrah’s Entertainment, Inc.	854	51,650
Hilton Hotels Corp.	2,960	57,572
Outback Steakhouse, Inc.	11,150	419,909
Rare Hospitality International, Inc. (a)	1,800	55,008
Royal Caribbean Cruises Ltd.	14,960	619,942
Wendy’s International, Inc.	2,520	117,734
WMS Industries, Inc. (a)	7,100	178,423
		2,447,249
Household Durables – 0.6%
Matsushita Electric Industrial Co. Ltd.	5,000	92,000
Newell Rubbermaid, Inc.	10,290	236,567
Sony Corp. sponsored ADR	1,600	52,480
		381,047
Leisure Equipment & Products – 1.6%
Brunswick Corp.	9,030	344,314
Eastman Kodak Co.	24,000	525,600
K2, Inc. (a)	9,860	98,896
		968,810
Media – 2.5%
Citadel Broadcasting Corp.	1,300	17,914
Clear Channel Communications, Inc.	6,700	203,814
E.W. Scripps Co. Class A	3,840	175,872
Emmis Communications Corp. Class A (a)	5,320	104,112
Gannett Co., Inc.	2,600	162,916
Lamar Advertising Co. Class A (a)	4,900	218,638
The New York Times Co. Class A	6,000	163,440

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Media – continued
The Reader’s Digest Association, Inc. (non-vtg.)	12,810	$196,249
Tribune Co.	5,300	167,003
Viacom, Inc. Class B (non-vtg.)	5,325	164,915
		1,574,873
Multiline Retail – 0.9%
Big Lots, Inc. (a)	21,680	250,838
Family Dollar Stores, Inc.	14,200	314,388
		565,226
Specialty Retail – 3.3%
AnnTaylor Stores Corp. (a)	13,300	322,791
AutoNation, Inc. (a)	5,290	105,165
Gap, Inc.	12,500	216,000
Hot Topic, Inc. (a)	6,100	90,829
Linens ’N Things, Inc. (a)	5,800	145,812
Office Depot, Inc. (a)	4,260	117,278
OfficeMax, Inc.	2,800	78,456
Pier 1 Imports, Inc.	23,530	242,830
Select Comfort Corp. (a)	130	2,847
Sports Authority, Inc. (a)	7,800	217,152
TBC Corp. (a)	4,695	162,400
Tiffany & Co., Inc.	8,800	346,720
		2,048,280
Textiles, Apparel & Luxury Goods – 0.7%
Liz Claiborne, Inc.	11,340	399,168
Warnaco Group, Inc. (a)	2,900	65,772
		464,940

TOTAL CONSUMER DISCRETIONARY		8,841,502

CONSUMER STAPLES 2.9%
Beverages – 0.3%
Coca-Cola Enterprises, Inc.	6,275	118,598
Cott Corp. (a)	5,300	77,413
		196,011
Food & Staples Retailing – 1.2%
Safeway, Inc.	30,620	712,221
Food Products 0.7%
Corn Products International, Inc.	5,500	130,955
Dean Foods Co. (a)	7,590	274,379

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER STAPLES – continued
Food Products – continued
Global Bio-Chem Technology Group Co. Ltd.	18,000	$7,140
TreeHouse Foods, Inc. (a)	1,178	30,440
		442,914
Household Products – 0.5%
Colgate-Palmolive Co.	6,100	323,056
Personal Products 0.2%
Avon Products, Inc.	3,100	83,669
NBTY, Inc. (a)	1,200	24,012
		107,681

TOTAL CONSUMER STAPLES		1,781,883

ENERGY 8.6%
Energy Equipment & Services – 8.2%
Baker Hughes, Inc.	6,500	357,240
BJ Services Co.	8,540	296,765
Cooper Cameron Corp. (a)	6,250	460,813
ENSCO International, Inc.	4,970	226,582
FMC Technologies, Inc. (a)	4,330	157,872
GlobalSantaFe Corp.	4,700	209,385
Grant Prideco, Inc. (a)	8,825	343,204
Halliburton Co.	10,800	638,280
Helmerich & Payne, Inc.	6,430	356,222
Hercules Offshore, Inc.	600	13,062
Nabors Industries Ltd. (a)	4,120	282,756
National Oilwell Varco, Inc. (a)	9,750	609,083
Noble Corp.	4,790	308,380
Pride International, Inc. (a)	3,890	109,192
Smith International, Inc.	6,000	194,400
Transocean, Inc. (a)	5,430	312,171
Weatherford International Ltd. (a)	3,560	222,856
		5,098,263
Oil, Gas & Consumable Fuels – 0.4%
Double Hull Tankers, Inc.	2,000	23,660
McMoRan Exploration Co. (a)	2,300	39,031
Valero Energy Corp.	1,700	178,908
		241,599

TOTAL ENERGY		5,339,862

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – 12.0%
Capital Markets 2.1%
Ameriprise Financial, Inc. (a)	1,000	$37,220
Ameritrade Holding Corp. (a)	700	14,721
Janus Capital Group, Inc.	15,230	267,287
Lehman Brothers Holdings, Inc.	2,420	289,601
Merrill Lynch & Co., Inc.	6,700	433,758
Nuveen Investments, Inc. Class A	2,300	93,081
State Street Corp.	3,000	165,690
		1,301,358
Commercial Banks – 1.3%
Bank of America Corp.	4,568	199,804
UnionBanCal Corp.	3,350	229,408
Wachovia Corp.	6,950	351,114
		780,326
Consumer Finance – 0.1%
Capital One Financial Corp.	1,000	76,350
Diversified Financial Services – 0.0%
Citigroup, Inc.	700	32,046
Insurance – 3.9%
AFLAC, Inc.	8,950	427,631
AMBAC Financial Group, Inc.	4,860	344,525
Axis Capital Holdings Ltd.	400	10,372
Genworth Financial, Inc. Class A (non-vtg.)	3,600	114,084
Marsh & McLennan Companies, Inc.	1,820	53,053
MBIA, Inc.	5,890	343,034
MetLife, Inc.	5,260	259,897
MetLife, Inc. unit	2,368	64,765
Montpelier Re Holdings Ltd.	1,900	38,190
Prudential Financial, Inc.	3,300	240,207
Scottish Re Group Ltd.	4,070	99,919
The St. Paul Travelers Companies, Inc.	7,430	334,573
Willis Group Holdings Ltd.	2,000	74,280
		2,404,530
Real Estate 3.1%
Alexandria Real Estate Equities, Inc.	1,900	153,615
Apartment Investment & Management Co. Class A	200	7,680
CenterPoint Properties Trust (SBI)	3,880	176,773
Digital Realty Trust, Inc.	1,600	30,688
Duke Realty Corp.	4,290	146,289
Education Realty Trust, Inc.	5,000	77,500

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Real Estate continued
Equity Office Properties Trust	4,000	$123,200
Equity Residential (SBI)	3,100	121,675
General Growth Properties, Inc.	7,120	302,458
GMH Communities Trust	3,700	55,389
Kimco Realty Corp.	3,400	100,708
Reckson Associates Realty Corp.	5,000	175,500
Trizec Properties, Inc.	5,100	113,475
United Dominion Realty Trust, Inc. (SBI)	6,100	134,993
Vornado Realty Trust	2,420	196,020
		1,915,963
Thrifts & Mortgage Finance – 1.5%
Countrywide Financial Corp.	8,560	271,951
Fannie Mae	6,740	320,285
Freddie Mac	4,670	286,505
Hudson City Bancorp, Inc.	3,500	41,440
		920,181

TOTAL FINANCIALS		7,430,754

HEALTH CARE – 13.6%
Biotechnology – 0.8%
Biogen Idec, Inc. (a)	3,000	121,890
Cephalon, Inc. (a)	4,500	205,155
MedImmune, Inc. (a)	3,200	111,936
ONYX Pharmaceuticals, Inc. (a)	1,300	33,397
		472,378
Health Care Equipment & Supplies – 3.7%
Baxter International, Inc.	23,750	907,963
Becton, Dickinson & Co.	6,670	338,503
CONMED Corp. (a)	2,781	66,688
Dade Behring Holdings, Inc.	6,200	223,262
Fisher Scientific International, Inc. (a)	5,320	300,580
Hospira, Inc. (a)	1,700	67,745
Varian, Inc. (a)	7,900	290,483
Waters Corp. (a)	2,900	104,980
		2,300,204
Health Care Providers & Services – 7.5%
AmerisourceBergen Corp.	8,600	655,922
Community Health Systems, Inc. (a)	14,210	527,333

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – continued
Health Care Providers & Services – continued
Emdeon Corp. (a)	15,830	$145,636
HCA, Inc.	10,040	483,828
Health Net, Inc. (a)	7,400	346,616
Laboratory Corp. of America Holdings (a)	2,400	115,800
McKesson Corp.	15,700	713,251
Omnicare, Inc.	3,100	167,710
Pediatrix Medical Group, Inc. (a)	2,720	209,603
Quest Diagnostics, Inc.	10,860	507,271
Sunrise Senior Living, Inc. (a)	6,200	200,508
Triad Hospitals, Inc. (a)	5,370	220,868
Universal Health Services, Inc. Class B	7,670	361,564
		4,655,910
Pharmaceuticals – 1.6%
Forest Laboratories, Inc. (a)	900	34,119
Schering-Plough Corp.	32,190	654,745
Teva Pharmaceutical Industries Ltd. sponsored ADR	7,000	266,840
Wyeth	620	27,627
		983,331

TOTAL HEALTH CARE		8,411,823

INDUSTRIALS – 10.4%
Aerospace & Defense – 0.9%
EADS NV	6,660	230,728
Honeywell International, Inc.	4,940	168,948
Lockheed Martin Corp.	730	44,209
Precision Castparts Corp.	2,540	120,294
		564,179
Airlines – 0.5%
ACE Aviation Holdings, Inc. Class A (a)	2,300	60,373
Ryanair Holdings PLC sponsored ADR (a)	4,410	218,604
Southwest Airlines Co.	2,800	44,828
		323,805
Building Products 0.8%
American Standard Companies, Inc.	1,000	38,040
Masco Corp.	16,670	475,095
		513,135
Commercial Services & Supplies – 1.1%
Aramark Corp. Class B	8,900	226,238
See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Commercial Services & Supplies – continued
Manpower, Inc.	3,850	$174,328
Navigant Consulting, Inc. (a)	7,700	161,469
Steelcase, Inc. Class A	7,780	111,410
		673,445
Construction & Engineering – 1.8%
EMCOR Group, Inc. (a)	2,400	146,400
Fluor Corp.	14,670	933,012
		1,079,412
Electrical Equipment – 0.1%
A.O. Smith Corp.	1,900	61,522
Industrial Conglomerates – 1.1%
Tyco International Ltd.	25,450	671,626
Machinery – 2.7%
Albany International Corp. Class A	7,450	287,794
Briggs & Stratton Corp.	6,700	214,266
Crane Co.	3,070	95,047
Harsco Corp.	3,870	248,648
Kennametal, Inc.	6,840	349,592
SPX Corp.	9,450	406,539
Wabash National Corp	3,720	68,485
		1,670,371
Road & Rail 1.3%
Canadian National Railway Co.	4,605	333,385
CSX Corp.	3,680	168,581
Laidlaw International, Inc.	12,325	280,271
		782,237
Transportation Infrastructure 0.1%
Macquarie Infrastructure Co. Trust	2,127	63,810

TOTAL INDUSTRIALS		6,403,542

INFORMATION TECHNOLOGY – 19.6%
Communications Equipment – 2.1%
Alcatel SA sponsored ADR (a)	14,180	166,473
Andrew Corp. (a)	9,430	100,147
Dycom Industries, Inc. (a)	18,030	359,338
Motorola, Inc.	12,250	271,460

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Communications Equipment – continued
Nokia Corp. sponsored ADR	12,500	$210,250
Powerwave Technologies, Inc. (a)	15,300	171,513
		1,279,181
Computers & Peripherals – 2.3%
Maxtor Corp. (a)	39,080	136,780
NCR Corp. (a)	4,000	120,880
Seagate Technology	25,700	372,393
UNOVA, Inc. (a)	6,930	214,830
Western Digital Corp. (a)	48,950	592,295
		1,437,178
Electronic Equipment & Instruments – 5.3%
Agilent Technologies, Inc. (a)	17,000	544,170
Arrow Electronics, Inc. (a)	8,880	262,049
Avnet, Inc. (a)	16,200	373,410
Celestica, Inc. (sub. vtg.) (a)	39,510	374,693
Flextronics International Ltd. (a)	55,170	512,529
Mettler-Toledo International, Inc. (a)	6,360	328,176
Molex, Inc.	9,800	248,038
Solectron Corp. (a)	41,190	145,401
Symbol Technologies, Inc.	38,370	318,471
Tech Data Corp. (a)	3,068	106,276
Tektronix, Inc.	2,970	68,251
		3,281,464
IT Services – 2.5%
Accenture Ltd. Class A	6,100	160,491
Affiliated Computer Services, Inc. Class A (a)	8,450	457,230
BearingPoint, Inc. (a)	6,800	47,736
Ceridian Corp. (a)	34,230	749,979
Hewitt Associates, Inc. Class A (a)	2,600	69,394
Iron Mountain, Inc. (a)	1,000	39,000
The BISYS Group, Inc. (a)	1,800	22,824
		1,546,654
Office Electronics – 1.5%
Xerox Corp. (a)	69,270	939,985
Semiconductors & Semiconductor Equipment – 3.3%
AMIS Holdings, Inc. (a)	7,220	80,431
Amkor Technology, Inc. (a)	7,000	36,960
Applied Materials, Inc.	17,000	278,460
ASM International NV (Nasdaq) (a)	2,700	35,856

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
ASML Holding NV (NY Shares) (a)	18,400	$312,432
DSP Group, Inc. (a)	1,369	33,650
Exar Corp. (a)	3,131	39,419
Fairchild Semiconductor International, Inc. (a)	14,090	216,986
Freescale Semiconductor, Inc.:
Class A (a)	4,700	111,343
Class B (a)	11,000	262,680
Microsemi Corp. (a)	4,900	113,533
MKS Instruments, Inc. (a)	1,600	30,192
National Semiconductor Corp.	14,200	321,346
Novellus Systems, Inc. (a)	7,840	171,382
		2,044,670
Software 2.6%
Borland Software Corp. (a)	9,386	47,399
Cadence Design Systems, Inc. (a)	14,100	225,318
Hyperion Solutions Corp. (a)	2,185	105,667
JDA Software Group, Inc. (a)	2,800	45,276
Quest Software, Inc. (a)	7,000	97,370
Siebel Systems, Inc.	16,300	168,705
Sybase, Inc. (a)	3,600	80,100
Symantec Corp. (a)	1,699	40,521
Take-Two Interactive Software, Inc. (a)	12,400	256,060
THQ, Inc. (a)	20,600	477,508
TIBCO Software, Inc. (a)	6,000	45,540
		1,589,464

TOTAL INFORMATION TECHNOLOGY		12,118,596

MATERIALS 5.5%
Chemicals – 2.7%
Albemarle Corp.	2,600	91,234
Ashland, Inc.	5,380	287,884
Celanese Corp. Class A	4,500	79,380
Chemtura Corp.	22,904	245,073
Cytec Industries, Inc.	6,000	247,800
Dow Chemical Co.	1,120	51,363
Ferro Corp.	6,150	109,716
Georgia Gulf Corp.	1,800	52,380
Lyondell Chemical Co.	5,140	137,752
OM Group, Inc. (a)	1,800	28,764

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Chemicals – continued
OMNOVA Solutions, Inc. (a)	12,080	$54,360
PolyOne Corp. (a)	11,780	67,971
Spartech Corp.	7,700	146,069
Valspar Corp.	4,000	88,200
		1,687,946
Construction Materials 0.1%
Vulcan Materials Co.	500	32,500
Containers & Packaging – 0.8%
Owens Illinois, Inc. (a)	19,880	378,515
Packaging Corp. of America	6,610	134,117
		512,632
Metals & Mining – 1.6%
Agnico-Eagle Mines Ltd.	5,910	81,069
Alcan, Inc.	9,750	307,195
Alcoa, Inc.	11,770	285,893
Newmont Mining Corp.	3,180	135,468
Nucor Corp.	2,600	155,610
		965,235
Paper & Forest Products 0.3%
Aracruz Celulose SA (PN B) sponsored ADR	650	24,895
MeadWestvaco Corp.	4,450	116,679
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	4,000	47,880
		189,454

TOTAL MATERIALS		3,387,767

TELECOMMUNICATION SERVICES – 2.4%
Diversified Telecommunication Services – 1.5%
Alaska Communication Systems Group, Inc.	2,300	25,277
BellSouth Corp.	5,610	145,972
CenturyTel, Inc.	2,660	87,062
Citizens Communications Co.	15,530	190,087
Cogent Communications Group, Inc. (a)	5,700	29,925
Iowa Telecommunication Services, Inc.	9,895	163,268
SBC Communications, Inc.	5,170	123,305
Verizon Communications, Inc.	4,240	133,602
		898,498
Wireless Telecommunication Services – 0.9%
ALLTEL Corp.	3,400	210,324

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

TELECOMMUNICATION SERVICES – continued
Wireless Telecommunication Services – continued
American Tower Corp. Class A (a)	5,693	$135,778
Crown Castle International Corp. (a)	700	17,164
Dobson Communications Corp. Class A (a)	16,700	121,743
Sprint Nextel Corp.	3,300	76,923
		561,932

TOTAL TELECOMMUNICATION SERVICES		1,460,430

UTILITIES – 4.6%
Electric Utilities – 2.0%
Edison International	9,760	427,098
Entergy Corp.	4,170	294,902
Exelon Corp.	4,500	234,135
PPL Corp.	9,820	307,759
		1,263,894
Independent Power Producers & Energy Traders – 1.8%
AES Corp. (a)	12,230	194,335
Constellation Energy Group, Inc.	3,200	175,360
NRG Energy, Inc. (a)	5,900	253,759
TXU Corp.	4,540	457,405
		1,080,859
Multi-Utilities – 0.8%
CMS Energy Corp. (a)	2,300	34,293
PG&E Corp.	8,100	294,678
Public Service Enterprise Group, Inc.	3,000	188,670
		517,641

TOTAL UTILITIES		2,862,394

TOTAL COMMON STOCKS
(Cost $55,149,153)		58,038,553

Preferred Stocks 0.8%

Convertible Preferred Stocks 0.8%

CONSUMER DISCRETIONARY – 0.2%
Automobiles – 0.2%
General Motors Corp. Series A, 4.50%	3,800	88,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Preferred Stocks continued
	Shares	Value (Note 1)
Convertible Preferred Stocks continued

CONSUMER DISCRETIONARY – continued
Hotels, Restaurants & Leisure 0.0%
Six Flags, Inc. 7.25% PIERS	1,050	$24,150

TOTAL CONSUMER DISCRETIONARY		112,614

FINANCIALS – 0.0%
Insurance – 0.0%
Hartford Financial Services Group, Inc. 6.00%	460	32,462
HEALTH CARE – 0.2%
Health Care Equipment & Supplies – 0.2%
Baxter International, Inc. 7.00%	1,980	107,890
MATERIALS 0.2%
Containers & Packaging – 0.2%
Owens Illinois, Inc. 4.75%	3,370	118,793
UTILITIES – 0.2%
Multi-Utilities – 0.2%
Dominion Resources, Inc. 8.75%	1,990	106,367

TOTAL CONVERTIBLE PREFERRED STOCKS		478,126
Nonconvertible Preferred Stocks 0.0%

FINANCIALS – 0.0%
Thrifts & Mortgage Finance – 0.0%
Fannie Mae 7.00%	800	43,960
TOTAL PREFERRED STOCKS
(Cost $531,485)		522,086

Nonconvertible Bonds 0.1%
	Principal
	Amount

CONSUMER DISCRETIONARY – 0.0%
Leisure Equipment & Products – 0.0%
K2, Inc. 7.375% 7/1/14	$10,000	9,800
HEALTH CARE – 0.1%
Health Care Providers & Services – 0.1%
Tenet Healthcare Corp. 6.375% 12/1/11	30,000	26,250

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount

INFORMATION TECHNOLOGY – 0.0%
Electronic Equipment & Instruments – 0.0%
Celestica, Inc. 7.875% 7/1/11	$20,000	$ 19,850
TOTAL NONCONVERTIBLE BONDS
(Cost $56,722)		55,900
Money Market Funds 6.8%
	Shares
Fidelity Cash Central Fund, 3.92% (b)
(Cost $4,219,487)	4,219,487	4,219,487

TOTAL INVESTMENT PORTFOLIO 101.6%
(Cost $59,956,847)		62,836,026

NET OTHER ASSETS – (1.6)%		(1,002,075)
NET ASSETS 100%		$61,833,951

Security Type Abbreviation
PIERS	—	Preferred Income Equity
Redeemable Securities

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $59,956,847)
See accompanying schedule		$62,836,026
Foreign currency held at value (cost $11)		11
Receivable for investments sold		175,368
Receivable for fund shares sold		579,006
Dividends receivable		42,918
Interest receivable		13,109
Receivable from investment adviser for expense
reductions		6,430
Other affiliated receivables		1,719
Other receivables		2,402
Total assets		63,656,989

Liabilities
Payable for investments purchased	$1,651,859
Payable for fund shares redeemed	48,881
Accrued management fee	28,312
Distribution fees payable	29,490
Other affiliated payables	18,633
Other payables and accrued expenses	45,863
Total liabilities		1,823,038

Net Assets		$61,833,951
Net Assets consist of:
Paid in capital		$57,865,467
Undistributed net investment income		616
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		1,088,832
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		2,879,036
Net Assets		$61,833,951

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($15,656,815 ÷ 1,230,439 shares)	$12.72
Maximum offering price per share (100/94.25 of $12.72)	$13.50
Class T:
Net Asset Value and redemption price per share
($22,938,126 ÷ 1,809,925 shares)	$12.67
Maximum offering price per share (100/96.50 of $12.67)	$13.13
Class B:
Net Asset Value and offering price per share
($12,083,665 ÷ 961,098 shares)A	$12.57
Class C:
Net Asset Value and offering price per share
($9,007,384 ÷ 716,345 shares)A	$12.57
Institutional Class:
Net Asset Value, offering price and redemption price per
share ($2,147,961 ÷ 167,984 shares)	$12.79

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$400,907
Interest		89,620
Security lending		94
Total income		490,621

Expenses
Management fee	$214,324
Transfer agent fees	131,387
Distribution fees	229,302
Accounting and security lending fees	19,581
Independent trustees’ compensation	152
Custodian fees and expenses	39,178
Registration fees	72,094
Audit	39,777
Legal	3,269
Miscellaneous	3,740
Total expenses before reductions	752,804
Expense reductions	(139,979)	612,825

Net investment income (loss)		(122,204)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	1,216,430
Foreign currency transactions	(1,048)
Total net realized gain (loss)		1,215,382
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,150,793
Assets and liabilities in foreign currencies	(156)
Total change in net unrealized appreciation
(depreciation)		2,150,637
Net gain (loss)		3,366,019
Net increase (decrease) in net assets resulting from
operations		$3,243,815

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
		December 23, 2003
	Year ended	(commencement of
	October 31,	operations) to
	2005	October 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(122,204)	$(29,232)
Net realized gain (loss)	1,215,382	50,754
Change in net unrealized appreciation (depreciation)	2,150,637	728,399
Net increase (decrease) in net assets resulting
from operations	3,243,815	749,921
Distributions to shareholders from net realized gain	(25,096)	—
Share transactions - net increase (decrease)	43,755,669	14,109,642
Total increase (decrease) in net assets	46,974,388	14,859,563

Net Assets
Beginning of period	14,859,563	—
End of period (including undistributed net investment
income of $616 and undistributed net investment
income of $509, respectively)	$61,833,951	$14,859,563

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class A
Years ended October 31,	2005	2004G
Selected Per Share Data
Net asset value, beginning of period	$11.10	$10.00
Income from Investment Operations
Net investment income (loss)E	01	(.02)F
Net realized and unrealized gain (loss)	1.64	1.12
Total from investment operations	1.65	1.10
Distributions from net realized gain	(.03)	—
Net asset value, end of period	$12.72	$11.10
Total ReturnB,C,D	14.84%	11.00%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.62%	4.33%A
Expenses net of voluntary waivers, if any	1.27%	1.50%A
Expenses net of all reductions	1.26%	1.48%A
Net investment income (loss)	04%	(.17)%A
Supplemental Data
Net assets, end of period (000 omitted)	$15,657	$2,543
Portfolio turnover rate	25%	30%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period December 23, 2003 (commencement of operations) to October 31, 2004.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class T
Years ended October 31,	2005	2004G
Selected Per Share Data
Net asset value, beginning of period	$11.08	$10.00
Income from Investment Operations
Net investment income (loss)E	(.03)	(.04)F
Net realized and unrealized gain (loss)	1.64	1.12
Total from investment operations	1.61	1.08
Distributions from net realized gain	(.02)	—
Net asset value, end of period	$12.67	$11.08
Total ReturnB,C,D	14.54%	10.80%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.86%	4.29%A
Expenses net of voluntary waivers, if any	1.53%	1.75%A
Expenses net of all reductions	1.52%	1.73%A
Net investment income (loss)	(.21)%	(.42)%A
Supplemental Data
Net assets, end of period (000 omitted)	$22,938	$5,581
Portfolio turnover rate	25%	30%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period December 23, 2003 (commencement of operations) to October 31, 2004.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class B
Years ended October 31,	2005	2004G
Selected Per Share Data
Net asset value, beginning of period	$11.03	$10.00
Income from Investment Operations
Net investment income (loss)E	(.09)	(.08)F
Net realized and unrealized gain (loss)	1.64	1.11
Total from investment operations	1.55	1.03
Distributions from net realized gain	(.01)	—
Net asset value, end of period	$12.57	$11.03
Total ReturnB,C,D	14.01%	10.30%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.44%	5.09%A
Expenses net of voluntary waivers, if any	2.04%	2.25%A
Expenses net of all reductions	2.02%	2.23%A
Net investment income (loss)	(.72)%	(.93)%A
Supplemental Data
Net assets, end of period (000 omitted)	$12,084	$3,473
Portfolio turnover rate	25%	30%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period December 23, 2003 (commencement of operations) to October 31, 2004.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Class C
Years ended October 31,	2005	2004G
Selected Per Share Data
Net asset value, beginning of period	$11.03	$10.00
Income from Investment Operations
Net investment income (loss)E	(.09)	(.08)F
Net realized and unrealized gain (loss)	1.63	1.11
Total from investment operations	1.54	1.03
Net asset value, end of period	$12.57	$11.03
Total ReturnB,C,D	13.96%	10.30%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.42%	5.11%A
Expenses net of voluntary waivers, if any	2.03%	2.25%A
Expenses net of all reductions	2.02%	2.23%A
Net investment income (loss)	(.71) %	(.93)%A
Supplemental Data
Net assets, end of period (000 omitted)	$9,007	$2,372
Portfolio turnover rate	25%	30%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period December 23, 2003 (commencement of operations) to October 31, 2004.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights Institutional Class
Years ended October 31,	2005	2004F
Selected Per Share Data
Net asset value, beginning of period	$11.13	$10.00
Income from Investment Operations
Net investment income (loss)D	03	.01E
Net realized and unrealized gain (loss)	1.66	1.12
Total from investment operations	1.69	1.13
Distributions from net realized gain	(.03)	—
Net asset value, end of period	$12.79	$11.13
Total ReturnB,C	15.16%	11.30%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.32%	4.35%A
Expenses net of voluntary waivers, if any	1.05%	1.25%A
Expenses net of all reductions	1.03%	1.23%A
Net investment income (loss)	27%	.07%A
Supplemental Data
Net assets, end of period (000 omitted)	$2,148	$891
Portfolio turnover rate	25%	30%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.01 per share.
F For the period December 23, 2003 (commencement of operations) to October 31, 2004.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor Value Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

32

1. Significant Accounting Policies continued
Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The fund esti mates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

33 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, market discount and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$6,000,146
Unrealized depreciation	(3,131,204)
Net unrealized appreciation (depreciation)	2,868,942
Undistributed ordinary income	538,219
Undistributed long term capital gain	466,351

Cost for federal income tax purposes	$59,967,084

The tax character of distributions paid was as follows:

	October 31,	October 31,
	2005	2004
Ordinary Income	$25,096	$—

Annual Report

34

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $50,149,799 and $8,780,350, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was .57% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$19,815	$1,722
Class T	25%	.25%	73,318	3,310
Class B	75%	.25%	86,206	66,440
Class C	75%	.25%	49,963	30,638
			$229,302	$102,110

		35		Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$40,843
Class T	11,856
Class B*	9,544
Class C*	1,329
$63,572

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund. FIIOC receives account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of share holder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$29,826.37
Class T	47,951.33
Class B	32,023.37
Class C	18,684.37
Institutional Class	2,903.22
	$131,387

Annual Report

36

4. Fees and Other Transactions with Affiliates continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $84,892 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,200 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and ex penses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

37 Annual Report

Notes to Financial Statements continued
7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser

Class A	1.50% - 1.25%*	$27,745
Class T	1.75% - 1.50%*	48,712
Class B	2.25% - 2.00%*	34,628
Class C	2.25% - 2.00%*	19,176
Institutional Class	1.25% - 1.00%*	3,592
		$133,853
* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $6,109 for the period. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $17.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

Annual Report

38

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
	Years ended October 31,
	2005		2004A
From net realized gain
Class A	$7,329	$		—
Class T	13,268			—
Class B	2,417			—
Institutional Class	2,082			—
Total	$25,096	$		—

A For the period December 23, 2003 (commencement of operations) to October 31, 2004.

10. Share Transactions.

Transactions for each class of shares were as follows:

Years ended October 31,

	Shares			Dollars
	2005	2004A	2005	2004A
Class A
Shares sold	1,099,808	239,673	$ 13,754,468	$2,513,591
Reinvestment of distributions	587	—	6,977	—
Shares redeemed	(99,027)	(10,602)	(1,247,789)	(114,386)
Net increase (decrease)	1,001,368	229,071	$ 12,513,656	$2,399,205
Class T
Shares sold	1,615,669	514,614	$ 19,869,085	$5,453,190
Reinvestment of distributions	1,099	—	13,031	—
Shares redeemed	(310,571)	(10,886)	(3,851,578)	(113,286)
Net increase (decrease)	1,306,197	503,728	$ 16,030,538	$5,339,904
Class B
Shares sold	811,087	325,897	$9,886,594	$3,430,732
Reinvestment of distributions	191	—	2,259	—
Shares redeemed	(164,955)	(11,122)	(2,048,294)	(118,111)
Net increase (decrease)	646,323	314,775	$7,840,559	$3,312,621
Class C
Shares sold	602,286	216,729	$7,493,123	$2,265,640
Reinvestment of distributions
Shares redeemed	(100,922)	(1,748)	(1,241,651)	(18,856)
Net increase (decrease)	501,364	214,981	$6,251,472	$2,246,784
Institutional Class
Shares sold	95,741	80,999	$1,219,221	$821,397
Reinvestment of distributions	173	—	2,058	—
Shares redeemed	(7,981)	(948)	(101,835)	(10,269)
Net increase (decrease)	87,933	80,051	$1,119,444	$811,128

A For the period December 23, 2003 (commencement of operations) to October 31, 2004.

	39			Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series II, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period from December 23, 2003 to October 31, 2005. These financial statements and financial high lights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period from December 23, 2003 to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts December 13, 2005 Annual Report 40

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-8090.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1986

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Value (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

42

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institu tion and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

44

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corpora tion (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the Uni versity of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

46

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series II. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series II. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Advisor Value. Mr. Churchill also serves as Vice Presi dent of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Richard B. Fentin (50)

Year of Election or Appointment: 2003

Vice President of Advisor Value. Mr. Fentin also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsi bilities, Mr. Fentin managed a variety of Fidelity funds. Mr. Fentin also serves as Senior Vice President of FMR (2001) and FMR Co., Inc. (2001).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Manage ment, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Advisor Value. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Advisor Value. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

Annual Report

48

Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation John H. Costello (59)

Year of Election or Appointment: 2003

Assistant Treasurer of Advisor Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Value. Mr. Lydecker also serves as Assis tant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Value. Mr. Osterheld also serves as Assis tant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Schiavone also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice Pres ident and Head of Fund Reporting (1996 2003).

Annual Report

50

Distributions

The Board of Trustees of Fidelity Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/05/05	12/02/05	$—	$0.257

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $466,351, or, if subsequently deter mined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $1,378, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

51 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on March 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A

	# of	% of
	Votes	Votes
Affirmative	6,491,014,660.12	68.216
Against	1,110,401,588.77	11.670
Abstain	364,285,629.16	3.828
Broker
Non Votes .	1,549,650,136.89	16.286
TOTAL	9,515,352,014.94	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes
Laura B. Cronin
Affirmative	9,191,010,795.38	96.591
Withheld	324,341,219.56	3.409
TOTAL	9,515,352,014.94	100.000
Dennis J. Dirks
Affirmative	9,199,049,001.28	96.676
Withheld	316,303,013.66	3.324
TOTAL	9,515,352,014.94	100.000
Robert M. Gates
Affirmative	9,189,372,083.98	96.574
Withheld	325,979,930.96	3.426
TOTAL	9,515,352,014.94	100.000
George H. Heilmeier
Affirmative	9,191,183,741.44	96.593
Withheld	324,168,273.50	3.407
TOTAL	9,515,352,014.94	100.000
Abigail P. Johnson
Affirmative	9,174,139,780.45	96.414
Withheld	341,212,234.49	3.586
TOTAL	9,515,352,014.94	100.000

	# of	% of
	Votes	Votes
Edward C. Johnson 3d
Affirmative	9,167,856,276.61	96.348
Withheld	347,495,738.33	3.652
TOTAL	9,515,352,014.94	100.000
Marie L. Knowles
Affirmative	9,196,147,863.00	96.645
Withheld	319,204,151.94	3.355
TOTAL	9,515,352,014.94	100.000
Ned C. Lautenbach
Affirmative	9,193,561,981.00	96.618
Withheld	321,790,033.94	3.382
TOTAL	9,515,352,014.94	100.000
Marvin L. Mann
Affirmative	9,184,085,149.84	96.519
Withheld	331,266,865.10	3.481
TOTAL	9,515,352,014.94	100.000
William O. McCoy
Affirmative	9,187,317,991.01	96.553
Withheld	328,034,023.93	3.447
TOTAL	9,515,352,014.94	100.000
Robert L. Reynolds
Affirmative	9,193,543,677.54	96.618
Withheld	321,808,337.40	3.382
TOTAL	9,515,352,014.94	100.000
Cornelia M. Small
Affirmative	9,193,853,155.26	96.621
Withheld	321,498,859.68	3.379
TOTAL	9,515,352,014.94	100.000
William S. Stavropoulos
Affirmative	9,191,672,816.31	96.598
Withheld	323,679,198.63	3.402
TOTAL	9,515,352,014.94	100.000
Kenneth L. Wolfe
Affirmative	9,193,356,513.29	96.616
Withheld	321,995,501.65	3.384
TOTAL	9,515,352,014.94	100.000

A Denotes trust-wide proposals and voting results.

Annual Report 52

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

Annual Report

54

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one year period ended December 31, 2004, the returns of Class C and Institutional Class of the fund, the return of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corre spond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth oriented stocks, and funds that (like the fund) focus their investments on value oriented securities. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one year period. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any compre hensive fashion the performance of the fund, in light of its relatively recent launch.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services

Annual Report

56

provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

57 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked above its competitive median for 2004. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

58

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of each of Class A, Class B, Class C and Institutional Class would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

59 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Annual Report

60

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

61 Annual Report

Annual Report

62

63 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International
Investment Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Mellon Bank, N.A.
Pittsburgh, PA

FAVI-UANN-1205 1.809013.101

Item 2. Code of Ethics

As of the end of the period, October 31, 2005, Fidelity Advisor Series II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund and Fidelity Advisor Municipal Income Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Intermediate Bond Fund	$61,000	$53,000
Fidelity Advisor Mortgage Securities Fund	$103,000	$82,000
Fidelity Advisor Municipal Income Fund	$41,000	$43,000
All funds in the Fidelity Group of Funds audited by PwC	$11,900,000	$10,600,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor Government Investment Fund, Fidelity Advisor High Income Advantage Fund, Fidelity Advisor High Income Fund, Fidelity Advisor Short Fixed-Income Fund and Fidelity Advisor Value Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A,B
Fidelity Advisor Floating Rate High Income Fund	$115,000	$78,000
Fidelity Advisor Government Investment Fund	$45,000	$41,000
Fidelity Advisor High Income Advantage Fund	$51,000	$65,000
Fidelity Advisor High Income Fund	$46,000	$57,000
Fidelity Advisor Short Fixed-Income Fund	$43,000	$41,000
Fidelity Advisor Value Fund	$34,000	$29,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$5,400,000	$4,300,000
A	Aggregate amounts may reflect rounding.
B	Fidelity Advisor Value Fund commenced operations on December 23, 2003.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004 A
Fidelity Advisor Intermediate Bond Fund	$0	$0
Fidelity Advisor Mortgage Securities Fund	$0	$0
Fidelity Advisor Municipal Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004 A,B
Fidelity Advisor Floating Rate High Income Fund	$0	$0
Fidelity Advisor Government Investment Fund	$0	$0
Fidelity Advisor High Income Advantage Fund	$0	$0
Fidelity Advisor High Income Fund	$0	$0
Fidelity Advisor Short Fixed-Income Fund	$0	$0
Fidelity Advisor Value Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B	Fidelity Advisor Value Fund commenced operations on December 23, 2003.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005 A	2004A,B
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B	May include amounts billed prior to Fidelity Advisor Value Fund's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Intermediate Bond Fund	$2,500	$2,400
Fidelity Advisor Mortgage Securities Fund	$2,500	$2,400
Fidelity Advisor Municipal Income Fund	$2,500	$2,400
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A,B
Fidelity Advisor Floating Rate High Income Fund	$3,700	$3,600
Fidelity Advisor Government Investment Fund	$4,000	$3,900
Fidelity Advisor High Income Advantage Fund	$4,000	$4,000
Fidelity Advisor High Income Fund	$3,900	$3,800
Fidelity Advisor Short Fixed-Income Fund	$3,600	$3,600
Fidelity Advisor Value Fund	$3,800	$3,800
A	Aggregate amounts may reflect rounding.
B	Fidelity Advisor Value Fund commenced operations on December 23, 2003.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A,B
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B	May include amounts billed prior to Fidelity Advisor Value Fund's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A
Fidelity Advisor Intermediate Bond Fund	$2,600	$2,400
Fidelity Advisor Mortgage Securities Fund	$3,200	$2,800
Fidelity Advisor Municipal Income Fund	$1,900	$1,800
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A,B
Fidelity Advisor Floating Rate High Income Fund	$0	$0
Fidelity Advisor Government Investment Fund	$0	$0
Fidelity Advisor High Income Advantage Fund	$0	$0
Fidelity Advisor High Income Fund	$0	$0
Fidelity Advisor Short Fixed-Income Fund	$0	$0
Fidelity Advisor Value Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B	Fidelity Advisor Value Fund commenced operations on December 23, 2003.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A,B
PwC	$420,000	$300,000
Deloitte Entities	$210,000	$720,000
A	Aggregate amounts may reflect rounding.
B	May include amounts billed prior to Fidelity Advisor Value Fund's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed by PwC of $4,050,000A and $2,250,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$450,000	$300,000
Non-Covered Services	$3,600,000	$1,950,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed by Deloitte Entities of $650,000A and $1,600,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A,B
Covered Services	$250,000	$700,000
Non-Covered Services	$400,000	$900,000
A	Aggregate amounts may reflect rounding.
B	May include amounts billed prior to Fidelity Advisor Value Fund's commencement of operations.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series II

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 22, 2005
By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	December 22, 2005